Registration No. 33-59474

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549
                                    --------
                       POST-EFFECTIVE AMENDMENT NO. 52 TO
                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     under
                           THE SECURITIES ACT OF 1933
                                      and
                             REGISTRATION STATEMENT
                                     under
                       THE INVESTMENT COMPANY ACT OF 1940
                                    --------
                         PRINCIPAL INVESTORS FUND, INC.
               (Exact name of Registrant as specified in Charter)
                         The Principal Financial Group
                             Des Moines, Iowa 50392
                    (Address of principal executive offices)
                                    --------
                        Telephone Number (515) 248-3842
                                    --------

                                     Copy to:
  MICHAEL D. ROUGHTON                JOHN W. BLOUCH, Esq.
  The Principal Financial Group      Dykema Gossett PLLC
  Des Moines, Iowa 50392             Franklin Square, Suite 300 West
                                     1300 I Street, N.W.
                                     Washington, DC 20005-3306


                    (Name and address of agent for service)
                                   ----------

It is proposed that this filing will become effective (check appropriate box)

      _____   immediately upon filing pursuant to paragraph (b) of Rule 485
      _____   on (date) pursuant to paragraph (b) of Rule 485
      __X__   60 days after filing  pursuant to  paragraph  (a)(1) of Rule 485
      _____   on (date) pursuant  to  paragraph (a)(1) of Rule 485
      _____   75 days  after  filing pursuant  to  paragraph  (a)(2) of Rule 485
      _____   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:)

      _____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   ----------

                         PRINCIPAL INVESTORS FUND, INC.



                                 CLASS J SHARES





                   The date of this Prospectus is XXXX, 2007.
As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS



Risk/Return Summary .....................................................4

 LargeCap US Equity Funds
  LargeCap Growth Fund..................................................7

  LargeCap S&P 500 Index Fund...........................................10

  LargeCap Value Fund...................................................13

  Partners LargeCap Blend Fund..........................................16

  Partners LargeCap Blend Fund I........................................19

  Partners LargeCap Growth Fund I.......................................21

  Partners LargeCap Growth Fund II......................................24

  Partners LargeCap Value Fund..........................................27


 Small/MidCap US Equity Funds
  MidCap Blend Fund.....................................................30

  MidCap Growth Fund....................................................33

  MidCap S&P 400 Index Fund.............................................36

  MidCap Value Fund.....................................................39

  Partners MidCap Growth Fund...........................................42

  Partners MidCap Value Fund............................................45

  Partners SmallCap Growth Fund I.......................................48

  Partners SmallCap Growth Fund II......................................51

  Partners SmallCap Value Fund..........................................54

  Real Estate Securities Fund...........................................57

  SmallCap Blend Fund...................................................60

  SmallCap Growth Fund..................................................63

  SmallCap S&P 600 Index Fund...........................................66

  SmallCap Value Fund...................................................69


 International Equity Funds
  Diversified International Fund........................................72

  International Emerging Markets Fund...................................75

  International Growth Fund .............................................78


 Fixed Income Funds
  Bond & Mortgage Securities Fund.......................................81

  Government & High Quality Bond Fund ...................................84

  High Quality Intermediate-Term Bond Fund..............................87

  Inflation Protection Fund.............................................90

  Preferred Securities Fund.............................................93


 Short-Term Fixed Income Funds
  Money Market Fund.....................................................96

  Short-Term Bond Fund ..................................................99

  Ultra Short Bond Fund .................................................102


 Asset Allocation Funds

  ..............................................Principal LifeTime Funds 105
    Principal LifeTime 2010 Fund........................................108

    Principal LifeTime 2020 Fund........................................109

    Principal LifeTime 2030 Fund........................................110

    Principal LifeTime 2040 Fund........................................111

    Principal LifeTime 2050 Fund........................................112

    Principal LifeTime Strategic Income Fund............................113

  Strategic Asset Management Portfolios.................................115

    Flexible Income Portfolio...........................................118

    Conservative Balanced Portfolio.....................................119

    Balanced Portfolio..................................................121

    Conservative Growth Portfolio.......................................122

    Strategic Growth Portfolio..........................................123


The Costs of Investing..................................................129

Distribution Plans and Intermediary Compensation........................130

Certain Investment Strategies and Related Risks.........................131

Management of the Funds .................................................138

Pricing of Fund Shares..................................................156

How to Buy Fund Shares..................................................157

How to Redeem (Sell) Shares.............................................158

How to Exchange Shares Among Principal Investors Funds..................160

Frequent Purchases and Redemptions......................................162

Dividends and Distributions.............................................163

General Information About a Fund Account................................164

Portfolio Holdings Information..........................................166

Financial Highlights....................................................166

Appendix A - Summary of Principal Risks.................................187

Appendix B - Definitions of the Indices Used in this Prospectus .........193

Additional Information..................................................196

RISK/RETURN SUMMARY


Principal Investors Fund, Inc. is comprised of forty-four investment portfolios ("Funds") offered through this prospectus. Principal Investors Fund has hired Principal Management Corporation* ("Principal") to provide investment advisory, and other services to each of the Funds. Principal, as the manager of each of the Funds, seeks to provide a broad range of investment approaches through the Principal Investors Fund. Princor Financial Services Corporation* is the Distributor.


Princor Financial Services Corporation ("Distributor") is the Fund's principal underwriter for Class J shares of Principal Investors Fund.


Principal has selected a Sub-Advisor or Sub-Advisors for each Fund based on the Sub-Advisors' experience with the investment strategy for which it was selected. The Sub-Advisors and the Funds each sub-advises are:

                    SUB-ADVISOR                                FUND(S)
                    -----------                                -------
 AllianceBernstein Investment Research and             Partners LargeCap Value
 Management                                            Partners SmallCap Growth
                                                       I

                                                       Partners LargeCap Growth
 American Century Investment Management, Inc.          II

 Ark Asset Management Co., Inc.                        Partners SmallCap Value

 Barrow, Hanley, Mewhinney & Strauss, Inc.             MidCap Value

                                                       Partners LargeCap Growth
 BNY Investment Advisors                               II
                                                       Partners LargeCap Value

 Columbus Circle Investors *                           LargeCap Growth

 Edge Asset Management, Inc. (formerly known as WM     Strategic Asset
 Advisors, Inc.) *                                     Management Portfolios

                                                       Partners SmallCap Growth
 Emerald Advisers, Inc.                                II

                                                       Partners SmallCap Growth
 Essex Investment Management Company, LLC              II

                                                       Partners LargeCap Blend
 Goldman Sachs Asset Management LP                     I

 Jacobs Levy Equity Management, Inc.                   Partners MidCap Value

 Los Angeles Capital Management and Equity Research,
 Inc.                                                  Partners SmallCap Value

 Neuberger Berman Management Inc.                      Partners MidCap Value

                                                       Bond & Mortgage
                                                       Securities
                                                       Diversified
                                                       International
                                                       Government & High
 Principal Global Investors, LLC *                     Quality Bond
                                                       High Quality
                                                       Intermediate-Term Bond
                                                       Inflation Protection
                                                       International Emerging
                                                       Markets
                                                       International Growth
                                                       LargeCap S&P 500 Index
                                                       LargeCap Value
                                                       MidCap Blend
                                                       Money Market
                                                       Principal LifeTime Funds
                                                       Short-Term Bond
                                                       SmallCap Blend
                                                       SmallCap Growth
                                                       SmallCap S&P 600 Index
                                                       SmallCap Value
                                                       Ultra Short Bond

 Principal Real Estate Investors, LLC *                Real Estate Securities

 Spectrum Asset Management, Inc. *                     Preferred Securities

                                                       Partners LargeCap Blend
 T. Rowe Price Associates, Inc.                        Partners LargeCap Growth
                                                       I

 Turner Investment Partners, Inc.                      Partners MidCap Growth

                                                       Partners SmallCap Growth
 UBS Global Asset Management (Americas) Inc.           II

*Principal Management Corporation; Columbus Circle Investors; Edge Asset
 Management, Inc. (formerly known as WM Advisors, Inc.); Principal Global
 Investors, LLC; Principal Real Estate Investors, LLC; Princor, the
 Distributor; and Spectrum Asset Management, Inc. are affiliates of Principal
 Life Insurance Company and with it are subsidiaries of Principal Financial
 Group, Inc. and members of the Principal Financial Group/(R)/.

Pursuant to an Agreement and Plan of Reorganization with WM Strategic Asset Management Portfolios, LLC (the "SAM Portfolios"), Principal Investors Fund acquired substantially all the assets of each of the SAM Portfolios effective January 12, 2007 (the "Reorganization Date") (the "WM Reorganization"). WM Advisors had served as the investment adviser to the SAM Portfolios. The Principal Investors Fund SAM Portfolios commenced operations on the effective date of the WM Reorganization by succeeding to the operations of predecessor SAM Portfolios.


CLASS J SHARES
Class J shares of each of these Funds are available through this Prospectus. This class is currently available only through registered representatives of:
.. Princor Financial Services Corporation who are also employees of Principal
  Life (These registered representatives are sales counselors of Principal Connection, a distribution channel used to directly market certain products and services of the companies of the Principal Financial Group.);
.. selected broker-dealers selling Class J shares in conjunction with the
  Principal Income IRA or 403(b) plans or health savings accounts; and .. selected broker-dealers that have entered into a selling agreement to offer
  Class J shares.

Not all of the Funds are offered in every state. Please check with your financial advisor or our home office for state availability.


For more information about Class J shares of the Funds, please call the Connection at 1-800-247-8000, extension 411.


MAIN STRATEGIES AND RISKS
Each Fund's investment objective is described in the summary description of each Fund. The Board of Directors may change a Fund's objective or the investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the Fund's investment objective or investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

The summary of each Fund also describes each Fund's primary investment strategies (including the type or types of securities in which the Fund invests), any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Fund. A fuller discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions as more fully described under the caption "Certain Investment Strategies and Related Risks-Temporary Defensive Measures."


Each Fund is designed to be a portion of an investor's portfolio. None of the Funds is intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions. The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. There can be no assurance that any Fund will achieve its investment objective. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.


Factors that may adversely affect a particular Fund as a whole are called "principal risks." The principal risks of investing in the Funds are stated as to each Fund in the Fund's description. In addition to the risks identified in each Fund's description, each of the Funds is also subject to credit and counterparty risk, liquidity risk, market risk, and management risk (except for the LargeCap S&P 500 Index Fund, MidCap S&P 400 Index Fund, and the SmallCap S&P 600 Index Fund). These risks, and each of the other principal risks, are more fully explained in Appendix A to this prospectus.


INVESTMENT RESULTS
A bar chart and a table are included with the description of each Fund that has annual returns for a full calendar year. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of:
.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style (the averages used are prepared by independent statistical services).

Performance of the Class J shares of each of the SAM Portfolios is based on the historical performance of the Class A shares of the predecessor SAM Portfolio adjusted to reflect the lack of initial sales charges and lower fund operating expenses for the Class J shares. The adjustment results in performance for the Class J shares that is likely to be different than the historical performance of the Class A shares.


Call the Principal Investors Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market Fund.


FEES AND EXPENSES
The annual operating expenses for each Fund are deducted from that Fund's assets. Each Fund's operating expenses are shown with the description of the Fund and are stated as a percentage of Fund assets. If such charges were included, overall expenses would be higher and performance would be lower.

The description of each Fund includes examples of the costs associated with investing in the Fund. The examples are intended to help you compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return each year and that the Fund's operating expenses remain the same. Your actual costs of investing in a particular Fund may be higher or lower than the costs assumed for purposes of the examples.


NOTE:

.. No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been made by the Principal Investors Fund, a Fund, Principal, any Sub-Advisor, or Princor.

LARGECAP GROWTH FUND

SUB-ADVISOR(S): Columbus Circle Investors ("CCI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)/ Growth Index (as of December 31, 2006 this range was between approximately $1.2 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. To meet its investment objective, the Fund may invest in initial public offerings.

CCI uses a bottom-up approach (focusing on individual stock selection rather than forecasting market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in depth analysis of company fundamentals in the context of the prevailing economic environment, CCI's team of investment professionals selects companies that meet the criteria of positive momentum in a company's progress and positive surprise in reported results.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  .
    Underlying Fund Risk  . Active Trading Risk   . Growth Stock Risk
                          .Foreign Securities     .Initial Public Offerings
  . Exchange Rate Risk      Risk                    Risk

CCI became the Fund's Sub-Advisor on January 5, 2005.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

"2001" -24.84

"2002"-28.97

"2003"-23.43


"2004"8.69


"2005"10.69

"2006" 9.07



LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     13.49%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '01-23.94%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES).........................            8.07                      2.77                        -3.53
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ .......            7.86                      2.70                        -3.60
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)/(2)/ ..............................            5.53                      2.35                        -2.98
 Russell 1000 Growth Index /(3)/ ...............            9.07                      2.69                        -1.58
 Morningstar Large Growth Category Average .....            6.93                      2.88                        -1.26
 /(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 (with Maximum Sales Charge) /(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31,         CLASS J
  2006
 Management Fees /(1)/ ...........          0.64%
 12b-1 Fees.......................          0.50
 Other Expenses...................          0.32
                                            ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.46%
 Expense Reimbursement /(//2//)/ .          0.05
                                            ----
                      NET EXPENSES          1.41%
 ///(1)/
  Expense information has been restated to reflect current fees. The Fund's management fees were increased effective January 16,
  2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $244     $457     $793     $1,742          $144    $457    $793     $1,742

LARGECAP S&P 500 INDEX FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies that compose the S&P 500 Index. PGI attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2006, the market capitalization range of the Index was between approximately $1.4 billion and $446.9 billion. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgment. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P 500. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund's portfolio may be weighted differently from the S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.


PGI reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund's assets. PGI may also elect to omit any S&P 500 stocks from the Fund if such stocks are issued by an affiliated company.


Among the principal risks of investing in the Fund are:

  . Equity Securities Risk              . Market Segment (LargeCap) Risk



NOTE: "Standard & Poor's 500" and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by Principal. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

"2001" -12.84

"2002"-22.97

"2003"26.89


"2004"9.76


"2005"4.01

 "2006" 14.77

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.93%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -17.49%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES).........................           13.77                      5.07                         1.44
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ......           13.54                      4.71                         1.13
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/..............................            9.26                      4.31                         1.17
 S&P 500 Index /(3)/ ...........................           15.79                      6.19                         2.94
 Morningstar Large Blend Category Average ......           14.12                      5.92                         3.10
 / //(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31,         CLASS J
  2006
 Management Fees..................          0.15%
 12b-1 Fees.......................           0.50
 Other Expenses /(1)/ ............           0.18
                                             ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          0.83%
 Expense Reimbursement /(2)//(3)/            0.06
                                             ----
                      NET EXPENSES          0.77%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $179     $259     $455     $1,020          $79     $259    $455     $1,020

LARGECAP VALUE FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)// /Value Index, which as of December 31, 2006 ranged between approximately $1.3 billion and $446.9 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. monitoring a stock's behavior in the market to assess the timeliness of the investment.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  .
    Underlying Fund Risk  . Active Trading Risk   . Value Stock Risk
                          .Foreign Securities
  . Exchange Rate Risk      Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

"2001" -8.03

"2002"-13.72

"2003"24.11


"2004"11.43


"2005"5.91

 "2006"  19.14

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.93%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -15.25%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE)/ //(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS (BEFORE TAXES)...........................           18.14                       8.53                        6.05
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ......           17.15                       8.05                        5.65
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/..............................           13.08                       7.32                        5.16
 Russell 1000 Value Index /(3)/ ................           22.25                      10.86                        7.93
 Morningstar Large Value Category Average ......           18.18                       8.38                        6.38
  /(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31,         CLASS J
  2006
 Management Fees..................          0.45%
 12b-1 Fees.......................           0.50
 Other Expenses /(1)/ ............           0.28
                                             ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.23%
 Expense Reimbursement /(2)//(3)/            0.06
                                             ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.17%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $219     $384     $670     $1,483          $119    $384    $670     $1,483

PARTNERS LARGECAP BLEND FUND

SUB-ADVISOR(S): T. Rowe Price Associates, Inc. ("T. Rowe Price")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.

MAIN STRATEGIES AND RISKS
The Fund pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of December 31, 2006 this range was between approximately $1.4 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund will generally remain fully invested (less than 5% cash reserves) and will have approximately the same industry weightings as compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization stocks and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Fund objectives. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


The market capitalization of companies in the Fund's portfolio and the S&P 500 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index range. In addition, the Fund has the ability to purchase stocks whose market capitalization falls below the range of companies in the S&P 500 Index.


T. Rowe Price uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the S&P 500 Index. Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index. T. Rowe Price generally purchases for the Fund securities issued by companies in the S&P 500 Index, and therefore, its stock selection process will result in the purchase of both growth and value stocks.


A team of T. Rowe Price equity analysts is directly responsible for selecting stocks for the Fund. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Fund seeks to take full advantage of the analysts' focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Fund and coordinating Fund investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.


In pursuing its investment objective, the Fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities
    Risk                  . Value Stock Risk      . Growth Stock Risk
  . Exchange Rate Risk



T. Rowe Price became the Sub-Advisor to the Fund effective March 9, 2004.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

"2001" -7.98

"2002"-17.17

"2003"22.9


"2004"9.41


"2005"4.16

 "2006" 15.22

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.02%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -15.63%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                 PAST 1 YEAR               PAST 5 YEAR                 LIFE OF FUND
 CLASS J (BEFORE TAXES)..........................           14.22                      5.98                        3.78
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .......           13.07                      5.37                        3.28
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/...............................           10.23                      5.01                        3.13
 S&P 500 Index /(3)/ ............................           15.79                      6.19                        2.94
 Morningstar Large Blend Category Average .......           14.12                      5.92                        3.10
 ///(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional
  Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31,         CLASS J
  2006
 Management Fees..................          0.74%
 12b-1 Fees.......................           0.50
 Other Expenses /(1)/ ............           0.18
                                             ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.43%
 Expense Reimbursement /(2)//(3)/            0.06
                                             ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.37%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $239     $447     $776     $1,708          $139    $447    $776     $1,708

PARTNERS LARGECAP BLEND FUND I

SUB-ADVISOR(S): Goldman Sachs Asset Management, L.P. ("Goldman Sachs")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

MAIN STRATEGIES AND RISKS
The Fund seeks its objective through investment in a broadly diversified portfolio of large cap and blue chip equity investments representing all major sectors of the U.S. economy. Under normal market conditions, the Fund invests at least 80% of its assets (not including securities lending collateral and any investment of that collateral) in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index (as of December 31, 2006, the range was between approximately $1.4 billion and $446.9 billion)) measured at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

Goldman Sachs seeks to outperform the S&P 500 Index by overweighting stocks that it believes are more likely to outperform the benchmark while underweighting stocks that it believes will lag the Index. Goldman Sachs seeks to add value from stock selection rather than sector rotation strategies or market timing. Its approach is to combine traditional fundamental analysis with sophisticated quantitative modeling and to carefully construct and manage the risk in the portfolio.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  . Active Trading Risk   . Value Stock Risk      . Growth Stock Risk
  .
    Underlying Fund Risk  . Exchange Rate Risk    . Foreign Securities Risk



Goldman Sachs became Sub-Advisor to the Fund on December 16, 2002


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

"2001" -17.42

"2002"-25.65

"2003"26.74


"2004"10.03


"2005"5.42

 "2006" 13.00

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.11%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -17.73%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES).........................           12.00                      4.31                         0.00
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ......           11.99                      4.24                        -0.07
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/..............................            7.81                      3.70                        -0.02
 S&P 500 Index /(3)/ ...........................           15.79                      6.19                         2.94
 Morningstar Large Blend Category Average ......           14.12                      5.92                         3.10
 / //(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2006

                                CLASS J
 Management Fees.......          0.45%
 12b-1 Fees............          0.50
 Other Expenses /(1)/ .          0.21
                                 ----
      TOTAL ANNUAL FUND
     OPERATING EXPENSES          1.16%
 Expense Reimbursement
 /(2)//(3)/ ...........          0.07
                                 ----
      TOTAL ANNUAL FUND
     OPERATING EXPENSES          1.09%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $211     $362     $632     $1,403          $111    $362    $632     $1,403

PARTNERS LARGECAP GROWTH FUND I

SUB-ADVISOR(S): T. Rowe Price Associates, Inc. ("T. Rowe Price")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies with large market capitalizations that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations within the range of companies in the Russell 1000/(R)// /Growth Index (as of December 31, 2006, this range was between approximately $1.2 billion and $446.9 billion) at the time of purchase. The Fund's investments in foreign companies will be limited to 25% of its total assets. The Fund may also purchase futures and options, in keeping with Fund objectives.

The market capitalization of companies in the Fund's portfolio and the Russell index will change over time, and the Fund will not automatically sell or cease to purchase the stock of a company it already owns just because the company's market capitalization grows or falls outside of the index range.


T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Fund may actively trade securities in an attempt to achieve its investment objective.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing overall fund exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices and foreign currencies.


Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  . Exchange Rate Risk    . Growth Stock Risk     . Active Trading Risk
  .Foreign Securities     .
    Risk                    Underlying Fund Risk

T. Rowe Price became Sub-Advisor to the Fund on August 24, 2004.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

"2001" -15.12

"2002"-28.41

"2003"22.57


"2004"8.13


"2005"6.69

 "2006" 5.34

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     12.66%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -18.76%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES).........................            4.34                      1.29                        -2.60
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ......            3.60                      0.98                        -2.85
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/..............................            3.77                      1.06                        -2.23
 Russell 1000 Growth Index /(3)/ .. ............            9.07                      2.69                        -1.58
 Morningstar Large Growth Category Average .....            6.93                      2.88                        -1.26
 ///(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The
  Institutional Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 (with Maximum Sales Charge) /(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31,         CLASS J
  2006
 Management Fees..................          0.74%
 12b-1 Fees.......................           0.50
 Other Expenses /(1)/ ............           0.31
                                             ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.55%
 Expense Reimbursement /(2)//(3)/            0.06
                                             ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.49%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $252     $484     $839     $1,840          $152    $484    $839     $1,840

PARTNERS LARGECAP GROWTH FUND II

SUB-ADVISOR(S): American Century Investment Management, Inc. ("American
          Century") and BNY Investment Advisors ("BNY") (for the Fund's "cash buffer")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of December 31, 2006, the range was between approximately $1.2 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

American Century selects stocks of larger-sized companies it believes will increase in value over time using a growth investment strategy it developed. In implementing this strategy, American Century uses a bottom-up approach to stock selection. This means that American Century makes investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.


Using its extensive computer database, as well as other primary analytical research tools, American Century tracks financial information for individual companies to identify and evaluate trends in earnings, revenues, and other business fundamentals. Under normal market conditions, the Fund's portfolio will primarily consist of securities of companies whose earnings and revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company's business. These techniques help American Century buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.


Although American Century intends to invest the Fund's assets primarily in U.S. stocks, the Fund may invest up to 25% of its assets in securities of foreign companies. Most of the Fund's foreign investments are in companies located and doing business in developed countries.


American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When American Century believes it is prudent, the Fund may invest a portion of its assets in debt securities, options, preferred stock and equity equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks. In addition, up to 25% of Fund assets may be invested in foreign securities.


Principal has selected BNY as Sub-Advisor for the Fund's "cash buffer." The cash buffer is the receptacle for daily cash flows received as a direct result of transactions (purchases and redemptions) placed by shareholders. BNY will invest the Fund's cash buffer in S&P 500 Index futures contracts with a nominal value equal to the underlying cash buffer account (i.e., no leverage employed). Principal believes that, over the long term, this strategy will enhance the investment performance of the Fund.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  .
    Underlying Fund Risk  . Growth Stock Risk     . Foreign Securities Risk
  .Foreign Exchange
    Rate Risk



American Century has been the Fund's Sub-Advisor since December 6, 2000. BNY was added as an additional Sub-Advisor on March 1, 2006.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

"2001" -18.51

"2002"-26.61

"2003"24.91


"2004"8.41


"2005"4

 "2001"  6.91

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     14.27%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '01-20.15%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES).........................            5.93                      2.02                        -2.68
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ......            3.84                      1.50                        -3.09
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/..............................            4.95                      1.56                        -2.38
 Russell 1000 Growth Index /(3)/ ...............            9.07                      2.69                        -1.58
 Morningstar Large Growth Category Average .....            6.93                      2.88                        -1.26
 ///(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The
  Institutional Class shares were first sold on December 6, 2000.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER 31,           CLASS J
  2006
 Management Fees..................          0.99%
 12b-1 Fees.......................          0.50
 Other Expenses /(1)/ ............          0.39
                                            ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.88%
 Expense Reimbursement
 /(2)(3)//(4)/....................          0.13
                                            ----
                      NET EXPENSES          1.75%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
 /(//4//)/
  Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.75%.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS J              $278     $576     $1,002     $2,189          $178    $576    $1,002     $2,189

PARTNERS LARGECAP VALUE FUND

SUB-ADVISOR(S): AllianceBernstein L.P. ("AllianceBernstein") and BNY Investment
          Advisors ("BNY") (for the Fund's "cash buffer")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, AllianceBernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Fund generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)/ Value Index (as of December 31, 2006, this range was between approximately $1.3 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

AllianceBernstein employs an investment strategy, generally described as "value" investing. The firm seeks securities that exhibit low financial ratios, can be acquired for less than what AllianceBernstein believes is the issuer's intrinsic value, or whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to AllianceBernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that AllianceBernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For AllianceBernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


Principal has selected BNY as Sub-Advisor for the Fund's "cash buffer." The cash buffer is the receptacle for daily cash flows received as a direct result of transactions (purchases and redemptions) placed by shareholders. BNY will invest the Fund's cash buffer in S&P 500 Index futures contracts with a nominal value equal to the underlying cash buffer account (i.e., no leverage employed). Principal believes that, over the long term, this strategy will enhance the investment performance of the Fund.


Among the principal risks of investing in the Fund are:

                                                                                 .Market Segment (LargeCap)
  . Equity Securities Risk                               . Derivatives Risk        Risk
  . Underlying Fund Risk                                 . Value Stock Risk      . Foreign Securities Risk
  . Exchange Rate Risk

AllianceBernstein has been the Fund's Sub-Advisor since December 6, 2000. BNY was added as an additional Sub-Advisor on March 1, 2006.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

"2001" 4.60

"2002"-14.37

"2003"26.23


"2004"12.41


"2005"4.48

 "2006"  20.98

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    15.40%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -18.69%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE)/ //(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006               PAST 1 YEAR                PAST 5 YEAR                  LIFE OF FUND
 CLASS J (BEFORE TAXES ............. .........
                                                          19.98                       8.96                        8.96
     (AFTER TAXES ON DISTRIBUTIONS)/ //(2)/ ..            19.01                       8.56                        8.58
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/............................            14.26                       7.75                        7.77
 Russell 1000 Value Index /(3)/ .... .........            22.25                      10.86                        7.93
 Morningstar Large Value Category Average ....            18.18                       8.38                        6.38
 /(1)///
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The
  Institutional Class shares were first sold on December 6, 2000.
 /(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER 31,           CLASS J
  2006
 Management Fees.................           0.77%
 12b-1 Fees......................            0.50
 Other Expenses..................            0.20
                                             ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.47%
 Expense Reimbursement /(1)/ .....           0.05
                                             ----
                      NET EXPENSES          1.42%
 ///(1)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $245     $460     $798     $1,753          $145    $460    $798     $1,753

MIDCAP BLEND FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap/(R)/ Index (as of December 31, 2006, this range was between approximately $1.2 billion and $20.3 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


PGI believes that superior stock selection is the key to consistent out-performance. PGI seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research.


PGI focuses its stock selections on established companies that it believes have a sustainable competitive advantage. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

Among the principal risks of investing in the Fund are:

  .Equity Securities                                 .Market Segment (MidCap)
    Risk                  . Derivatives Risk           Risk
  .Foreign Securities
    Risk                  . Growth Stock Risk        . Value Stock Risk
                          .Initial Public
  . Exchange Rate Risk      Offerings Risk           . Active Trading Risk
  . MidCap Stock Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

"2001" -4.03

"2002"-9.3

"2003"30.67


"2004"16.74


"2005"8.38

 "2006" 13.35

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    13.87%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01-10.76%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES).........................           12.35                      11.19                        9.15
     (AFTER TAXES ON DISTRIBUTIONS)/ //(2)/ ....           10.60                      10.44                        8.53
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/..............................           10.00                       9.69                        7.92
 Russell Midcap Index /(3)/ ....................           15.26                      12.88                        9.56
 Morningstar Mid-Cap Blend Category Average ....           13.92                      10.51                        8.86
 ///(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31,         CLASS J
  2006
 Management Fees..................          0.64%
 12b-1 Fees.......................           0.50
 Other Expenses /(1)/ ............           0.22
                                             ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.36%
 Expense Reimbursement /(2)//(3)/            0.06
                                             ----
                      NET EXPENSES          1.30%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $232     $425     $739     $1,630          $132    $425    $739     $1,630

MIDCAP GROWTH FUND

SUB-ADVISOR(S): Columbus Circle Investors ("CCI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of medium capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2006, this range was between approximately $1.2 billion and $20.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.


Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI's team of investment professionals seeks to select companies that meet the criteria of positive momentum in a company's progress and positive surprise in reported results.

Among the principal risks of investing in the Fund are:

  .Equity Securities                                 .Market Segment (MidCap)
    Risk                  . Derivatives Risk           Risk
  .Foreign Securities
    Risk                  . Growth Stock Risk        . Active Trading Risk
                          .Initial Public
  . Exchange Rate Risk      Offerings Risk           . MidCap Stock Risk
  . Small Company Risk

CCI became the Fund's Sub-Advisor on January 5, 2005.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

"2001" -25.41

"2002"-41.07

"2003"31.06


"2004"9.44


"2005"12.32

"2006" 1.41

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     35.48%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01-36.65%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES).........................            0.41                      -0.76                       -5.89
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ......            0.41                      -0.76                       -5.89
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/..............................            0.27                      -0.64                       -4.88
 Russell Midcap Growth Index /(3)/ .............           10.66                       8.22                        2.87
 Morningstar Mid-Cap Growth Category Average ...            9.01                       6.48                        2.13
 / //(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 (with Maximum Sales Charge) /(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31,         CLASS J
  2006
 Management Fees..................          0.65%
 12b-1 Fees.......................           0.50
 Other Expenses /(1)/ ............           0.39
                                             ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.54%
 Expense Reimbursement/(2)//(3)/ .           0.11
                                             ----
                      NET EXPENSES          1.43%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $246     $476     $829     $1,825          $146    $476    $829     $1,825

MIDCAP S&P 400 INDEX FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") MidCap 400 Index. The Sub-Advisor, PGI, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P MidCap 400. The S&P MidCap 400 is an unmanaged index of 400 common stocks of medium sized U.S. (and some Canadian) companies. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2006, the market capitalization range of the Index was between approximately $522 million and $10.6 billion. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P MidCap
400. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P MidCap 400. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P MidCap 400 stocks. At times, the Fund's portfolio may be weighted differently from the S&P MidCap 400, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P MidCap 400 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.


PGI reserves the right to omit or remove any of the S&P MidCap 400 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund's assets.

Among the principal risks of investing in the Fund are:

  . Equity Securities Risk              . Market Segment (MidCap) Risk
  . MidCap Stock Risk                   . Derivatives Risk



NOTE: "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by Principal. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

"2001" -1.72

"2002"-16.07

"2003"33.71


"2004"15.18


"2005"11.31

 "2006"  9.37

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     17.50%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -16.87%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES).........................            8.37                       9.49                        8.02
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ......            7.65                       9.04                        7.60
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/..............................            6.15                       8.17                        6.88
 S&P MidCap 400 Index /(3)/ ....................           10.32                      10.89                        8.89
 Morningstar Mid-Cap Blend Category Average ....           13.92                      10.51                        8.86
 ///(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS

  FOR THE PERIOD ENDED OCTOBER 31,         CLASS J
  2006
 Management Fees..................          0.15%
 12b-1 Fees.......................           0.50
 Other Expenses /(1)/ ............           0.28
                                             ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          0.93%
 Expense Reimbursement /(2)//(3)/            0.07
                                             ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          0.86%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

  a Percentage of Average Daily Net Assets

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $188     $289     $508     $1,137          $88     $289    $508     $1,137

MIDCAP VALUE FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI") and Barrow, Hanley,
         Mewhinney & Strauss, Inc. ("BHMS")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Value Index (as of December 31, 2006, this range was between approximately $1.3 billion and $19.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities. The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

The portion of Fund assets managed by PGI is invested in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase. This value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields. The Fund's investments are selected primarily on the basis of fundamental security analysis, focusing on the company's financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Fund often invests in stocks considered temporarily out of favor. Investors often over react to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by this Fund.


The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The BHMS investment strategy emphasizes low P/E ratios, low price to book ratios and high dividend yields, which should offer protection in a declining market environment. In a rising market environment, BHMS expects these securities to benefit from growth in profitability and earnings. The firm conducts its own market research and believes that individual stock selection is more important than sector weightings. BHMS normally does not time the market for short-term gains.

Principal determines the portion of the Fund's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment stategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks of investing in the Fund are:

  .Equity Securities                                 .Market Segment (MidCap)
    Risk                  . Derivatives Risk           Risk
  .Foreign Securities
    Risk                  . Value Stock Risk         . Active Trading Risk
                          .Initial Public
  . Exchange Rate Risk      Offerings Risk           . MidCap Stock Risk
  . Small Company Risk



PGI has been the Fund's Sub-Advisor since December 6, 2000. BHMS was added as an additional Sub-Advisor on July 13, 2005.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

"2001" 2.66

"2002"-8.95

"2003"26.8


"2004"15.67


"2005"12.13

 "2006" 15.37


LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.64%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -12.89%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES).........................           14.37                      11.56                       10.87
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ......           13.28                      10.16                        9.53
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/..............................           10.72                       9.50                        8.91
 Russell Midcap Value Index /(3)/ ..............           20.22                      15.88                       13.51
 Morningstar Mid-Cap Value Category Average ....           15.89                      11.55                       11.11
 /(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER 31,           CLASS J
  2006
 Management Fees..................          0.65%
 12b-1 Fees.......................           0.50
 Other Expenses /(1)/ ............           0.21
                                             ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.36%
 Expense Reimbursement /(2)//(3)/            0.07
                                             ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.29%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $231     $424     $738     $1,629          $131    $424    $738     $1,629

PARTNERS MIDCAP GROWTH FUND

SUB-ADVISOR(S): Turner Investment Partners, Inc. ("Turner")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2006 this range was between approximately $1.2 billion and $20.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

The Fund invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap Growth Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell Midcap Growth Index. The Fund may invest up to 25% of its assets in securities of foreign companies.


Turner selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Fund is fully invested.

Among the principal risks of investing in the Fund are:

  .Equity Securities                                 .Market Segment (MidCap)
    Risk                  . Derivatives Risk           Risk
  .Foreign Securities
    Risk                  . Growth Stock Risk        . Active Trading Risk
                          .Initial Public
  . Exchange Rate Risk      Offerings Risk           . MidCap Stock Risk
  . Small Company Risk    . Underlying Fund Risk

Turner has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

"2001" -28.06

"2002"-32.51

"2003"47.14


"2004"11.23


"2005"11.17

 "2006" 5.59

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     24.74%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01-31.53%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES).........................            4.59                      5.33                        -1.89
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ......            4.13                      5.22                        -1.97
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/..............................            3.63                      4.60                        -1.59
 Russell Midcap Growth Index /(3)/ .............           10.66                      8.22                         2.87
 Morningstar Mid-Cap Growth Category Average ...            9.01                      6.48                         2.13
 / //(//1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31,         CLASS J
  2006
 Management Fees..................          1.00%
 12b-1 Fees.......................           0.50
 Other Expenses /(1)/ ............           0.29
                                             ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.79%
 Expense Reimbursement /(2)//(3)/            0.06
                                             ----
                      NET EXPENSES          1.73%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $276     $557     $964     $2,100          $176    $557    $964     $2,100

PARTNERS MIDCAP VALUE FUND

SUB-ADVISOR(S): Neuberger Berman Management, Inc. ("Neuberger Berman") and
          Jacobs Levy Equity Management, Inc. ("Jacobs Levy")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Value Index (as of December 31, 2006, this range was between approximately $1.3 billion and $19.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well-known to the new and unseasoned. The Fund may invest up to 25% of its assets in securities of foreign companies.

Each of the Sub-Advisors selects stocks using a value oriented investment approach. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational, and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


Jacobs Levy selects stocks by using proprietary research that attempts to detect and take advantage of market inefficiencies. Its approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process it refers to as "disentangling." The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return.


Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


Principal determines the portion of the Fund's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment stategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks of investing in the Fund are:

                                                     .Market Segment (MidCap)
  . Equity Securities Risk   . Value Stock Risk        Risk
  . Small Company Risk       . MidCap Stock Risk     . Underlying Fund Risk
  .Initial Public
    Offerings Risk



Neuberger Berman has been the Fund's Sub-Advisor since December 6, 2000. Jacobs Levy was added as an additional Sub-Advisor on June 30, 2006.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

"2001" -2.66

"2002"-10.75

"2003"34.66


"2004"21.45


"2005"9.89

 "2006" 12.77

 LOGO

  Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
   HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q4 '03                                    14.36%
   LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q3 '02-14.59%


 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES).........................           11.77                      12.58                       10.89
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ......            9.87                      11.50                       10.01
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/..............................            8.96                      10.69                        9.30
 Russell Midcap Value Index /(3)/ ..............           20.22                      15.88                       13.51
 Morningstar Mid-Cap Value Category Average ....           15.89                      11.55                       11.11
 / //(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The
  Institutional Class shares were first sold on December 6, 2000.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER 31,           CLASS J
  2006
 Management Fees..................          1.00%
 12b-1 Fees.......................           0.50
 Other Expenses /(1)/ ............           0.31
                                             ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.81%
 Expense Reimbursement /(2)//(3)/            0.06
                                             ----
                      NET EXPENSES          1.75%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $278     $564     $974     $2,122          $178    $564    $974     $2,122

PARTNERS SMALLCAP GROWTH FUND I

SUB-ADVISOR(S): AllianceBernstein L.P. ("AllianceBernstein")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of: 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2006, the range was between approximately $39 million and $3.1 billion)) at the time of purchase. The Fund seeks to reduce risk by diversifying among many companies and industries. In addition, the Fund may invest up to 25% of its assets in securities of foreign companies. The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

The Sub-Advisor, AllianceBernstein, employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, it looks for fast-growing companies with above average sales growth and competitive returns on equity relative to their peers. In doing so, AllianceBernstein analyzes such factors as:
.. Earnings growth potential relative to competitors
.. Market share and competitive leadership of the company's products
.. Quality of management
.. Financial condition (such as debt to equity ratio)
.. Valuation in comparison to a stock's own historical norms and the stocks of other small-cap companies

AllianceBernstein follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

Among the principal risks of investing in the Fund are:

  .                                                 .Initial Public Offerings
    Equity Securities Risk  . Derivatives Risk        Risk
  .Foreign Securities
    Risk                    . Growth Stock Risk     . MidCap Stock Risk
  . Exchange Rate Risk      . Small Company Risk    . Underlying Fund Risk
  .Market Segment (Mid
    Cap and Small Cap)
    Risk

Alliance became Sub-Advisor to the Fund on March 29, 2003.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

"2001" -14.64

"2002"-41.11

"2003"46.12


"2004"13.41


"2005"4.56

 "2006" 9.31

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     27.02%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01-26.73%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES).........................            8.31                       2.21                       -0.16
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ......            7.60                       2.08                       -0.27
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/..............................            6.35                       1.89                       -0.14
 Russell 2000 Growth Index /(3)/ ...............           13.35                       9.93                        4.05
 Morningstar Small Growth Category Average .....           10.50                       6.12                        3.61
  /(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The
  Institutional Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER 31,           CLASS J
  2006
 Management Fees..................          1.10%
 12b-1 Fees.......................          0.50
 Other Expenses /(1)/ ............          0.51
                                            ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          2.11%
 Expense Reimbursement
 /(2)(3)//(4)/ ...................          0.08
                                            ----
                      NET EXPENSES          2.03%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
 /(//4//)/
  Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 2.05%.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS J              $306     $652     $1,126     $2,434          $206    $652    $1,126     $2,434

PARTNERS SMALLCAP GROWTH FUND II

SUB-ADVISOR(S): UBS Global Asset Management (Americas) Inc. ("UBS Global AM"),
          Emerald Advisers, Inc. ("Emerald"), and Essex Investment Management Company, LLC ("Essex")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2006, this range was between approximately $39 million and $3.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies. The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, and sales acceleration when selecting securities. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


UBS Global AM may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


Essex selects stocks of companies that are exhibiting accelerating growth in earnings and that Essex believes are undervalued relative to each company's future growth potential. Ordinarily, the Fund will invest in companies from all sectors of the market based on Essex's fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Fund will sell a stock if the earnings growth decelerates, or if the valuation is no longer attractive relative to Essex's long-term growth expectations.


Principal determines the portion of the Fund's assets to be managed by the Sub-Advisors and may, from tim-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment stategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities                             .Initial Public Offerings
    Risk                  . Growth Stock Risk       Risk
  . Exchange Rate Risk    . Small Company Risk    . MidCap Stock Risk



UBS Global AM became the Fund's Sub-Advisor on April 22, 2002. Emerald was added as an additional Sub-Advisor on September 1, 2004. Essex was added as an additional Sub-Advisor on June 30, 2006.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

"2001" -21.02

"2002"-25.31

"2003"43.35


"2004"9.92


"2005"6.05

 "2006" 8.06

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                      29.53%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01  -31.26%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

   FOR THE PERIOD ENDED DECEMBER 31, 2006              PAST 1 YEAR               PAST 5 YEARS                  LIFE OF FUND
 CLASS J (BEFORE TAXES)........................            7.06                       6.16                        -1.10
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .....            5.80                       5.61                        -1.53
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/.............................            6.34                       5.29                        -0.96
 Russell 2000 Growth Index /(3)/ ..............           18.37                      11.39                         4.05
 Morningstar Small Growth Category Average ....           10.50                       6.12                         3.61
 ///(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The
  Institutional Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER 31,           CLASS J
  2006
 Management Fees..................          1.00%
 12b-1 Fees.......................          0.50
 Other Expenses /(1)/ ............          0.44
                                            ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.94%
 Expense Reimbursement
 /(2)(3)//(4)/                              0.06
                                            ----
                      NET EXPENSES          1.88%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
 ///(//4//)/
 Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 2.05%.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS J              $291     $622     $1,098     $2,423          $191    $622    $1,098     $2,423

PARTNERS SMALLCAP VALUE FUND

SUB-ADVISOR(S): Ark Asset Management Co., Inc. ("Ark Asset") and Los Angeles
          Capital Management and Equity Research, Inc. ("LA Capital")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2006, this range was between approximately $39 million and $3.1 billion) or $2 billion, whichever is greater,) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign corporations. The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

Ark Asset purchases securities for the Fund that it considers to be attractive equity investments that are consistent with its investment philosophy of maintaining a diversified investment portfolio. Ark Asset seeks to minimize risk by generally allocating Fund assets among economic or industry sectors to within 5 percentage points of that economic sector's percentage weighting (on an absolute basis) of the Russell 2000 Index.


In selecting securities for the Fund, Ark Asset combines a systematic quantitative approach with traditional fundamental analysis. Ark Asset uses proprietary computer models that incorporate data from several sources to identify those companies whose securities present what it believes to be favorable investment opportunities relative to the securities of other companies. Ark Asset uses both a "Valuation Model" as well as an "Earnings Trend Model" in analyzing potential securities in which to invest. Ratings from both models are combined to develop an overall rating for each security under review. Stocks with the highest overall rating are considered for inclusion in the Fund's portfolio and undergo a thorough fundamental analysis. Ark Asset considers selling a stock in the Fund's portfolio if it becomes less attractive because of deteriorating current fundamentals or declining earnings expectations.


LA Capital employs a quantitative approach in selecting securities it believes are favored in the current market environment. The firm's proprietary Dynamic Alpha Model seeks to identify investor preferences for specific risk characteristics by analyzing valuation, income statement, balance sheet, industry and market-based factors. Expected returns are calculated for a universe of small capitalization securities based on a security's exposure, and the Model's expected return for each factor.


The portion of the Fund's assets managed by LA Capital are diversified across industries, common risk factors and companies. Through an optimization process, LA Capital seeks to control portfolio risks and implementation costs while striving to generate consistent results versus the Russell 2000 Value Index. Portfolio returns and risks are monitored daily by the investment team. Each month, the firm's Portfolio Review Committee formally reviews the portfolio for compliance with investment objectives and guidelines.

Principal determines the portion of the Fund's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment stategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risk                  . Value Stock Risk        Risk
                                                  .Initial Public Offerings
  . MidCap Stock Risk     . Small Company Risk      Risk



Ark Asset has been Sub-Advisor to the Fund since its inception on March 1, 2001. LA Capital was added as an additional Sub-Advisor on September 1, 2004.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/


"2002"-11.11

"2003"36.62


"2004"16.81


"2005"6.62

 "2006" 13.21

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                      19.16%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -21.07%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES).........................           12.28                      11.36                       12.27
     (AFTER TAXES ON DISTRIBUTIONS) /(//2)/ ....            9.10                      10.42                       11.36
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/..............................           12.08                       9.86                       10.67
 Russell 2000 Value Index /(3)/ ................           23.48                      15.38                       15.10
 Morningstar Small Value Category Average ......           16.27                      13.85                       13.99
 ///(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The
  Institutional Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER 31,           CLASS J
  2006
 Management Fees..................          1.00%
 12b-1 Fees.......................          0.50
 Other Expenses /(1)/ ............          0.43
                                            ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.93%
 Expense Reimbursement
 /(2)(3)//(4)/                              0.07
                                            ----
                      NET EXPENSES          1.86%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
 ///(//4//)/
 Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.95%.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS J              $289     $599     $1,035     $2,248          $189    $599    $1,035     $2,248

REAL ESTATE SECURITIES FUND

SUB-ADVISOR(S): Principal Real Estate Investors, LLC ("Principal - REI")

OBJECTIVE: The Fund seeks to generate a total return.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and can accept the potential for volatile fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Fund may invest in smaller capitalization companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.
In selecting securities for the Fund, the Sub-Advisor, Principal - REI, focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies. The Fund is "non-diversified," which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.

Among the principal risks of investing in the Fund are:

  .Equity Securities
    Risk                   . Derivatives Risk       . Small Company Risk
  .Foreign Securities                               .Real Estate Securities
    Risk                   . Exchange Rate Risk       Risk
  . Sector Risk            . Underlying Fund Risk   . Active Trading Risk
                           .Non-Diversification
  . Prepayment Risk          Risk

Principal-REI has been the Fund's Sub-Advisor since December 6, 2000.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

"2001" 7.34

"2002"6.87

"2003"37.01


"2004"32.94


"2005"14.7

 "2006" 35.58

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '04                                      17.36%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '04
  -7.48%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006               PAST 1 YEAR               PAST 5 YEARS                  LIFE OF FUND
 CLASS J (BEFORE TAXES)........................           34.58                      24.80                        22.11
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .....           32.83                      23.44                        20.73
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/.............................           24.45                      21.48                        19.08
 MSCI US REIT Index /(3)/ .....................           35.92                      23.22                        21.42
 Morningstar Specialty - Real Estate Category
 Average ......................................           33.61                      22.98                        20.90
 ///(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER 31,           CLASS J
  2006
 Management Fees..................          0.84%
 12b-1 Fees.......................           0.50
 Other Expenses /(1)/ ............           0.20
                                             ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.54%
 Expense Reimbursement/(2)/ ......           0.05
                                             ----
                      NET EXPENSES          1.49%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $252     $482     $835     $1,830          $152    $482    $835     $1,830

SMALLCAP BLEND FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000/(R)/ Index (as of December 31, 2006, this range was between approximately $39 million and $3.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


PGI may purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risks                 . Derivatives Risk        Risk
  .Foreign Securities
    Risk                  . Growth Stock Risk     . Value Stock Risk
                                                  .Initial Public Offerings
  . Exchange Rate Risk    . Active Trading Risk     Risk
  . Small Company Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

"2001" 6.67

"2002"-17.85

"2003"41.48


"2004"15.54


"2005"8.96

"2006" 13.48

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    19.68%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -16.33%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006               PAST 1 YEAR               PAST 5 YEARS                  LIFE OF FUND
 CLASS J (BEFORE TAXES)........................           12.48                      10.67                        10.92
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .....           11.11                      10.00                        10.35
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)/(2)/ .............................            9.97                       9.25                         9.53
 Russell 2000 Index /(3)/ .....................           18.37                      11.39                         9.85
 Morningstar Small Blend Category Average .....           15.06                      11.72                        11.21
 /(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER 31,           CLASS J
  2006
 Management Fees..................          0.75%
 12b-1 Fees.......................           0.50
 Other Expenses /(1)/ ............           0.21
                                             ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.46%
 Expense Reimbursement /(2)//(3)/            0.06
                                             ----
                      NET EXPENSES          1.40%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $243     $456     $792     $1,741          $143    $456    $792     $1,741

SMALLCAP GROWTH FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Growth Index (as of December 31, 2006, the range was between approximately $39 million and $3.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Fund may invest in foreign securities, including securities of companies that are located or do business in emerging markets, and in initial public offerings.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities
    Risk                  . Growth Stock Risk     . Small Company Risk
                                                  .Initial Public Offerings
  . Exchange Rate Risk    . Active Trading Risk     Risk
  .                       .
    Underlying Fund Risk    Emerging Market Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

"2001" 0.77

"2002"-39.83

"2003"47.12


"2004"13.61


"2005"3.6

"2006" 10.75

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     33.36%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01 -33.20%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES).........................            9.75                       2.90                        1.79
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ......            9.02                       2.39                        1.10
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/..............................            7.33                       2.42                        1.30
 Russell 2000 Growth Index /(3)/ ...............           13.35                       6.93                        4.05
 Morningstar Small Growth Category Average .....           10.50                       6.12                        3.61
 ///(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER 31,           CLASS J
  2006
 Management Fees..................          0.75%
 12b-1 Fees.......................           0.50
 Other Expenses /(1)/ ............           0.29
                                             ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES          1.54%
 Expense Reimbursement/(2)(3)/ ...           0.05
                                             ----
                      NET EXPENSES          1.49%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $252     $481     $834     $1,830          $152    $481    $834     $1,830

SMALLCAP S&P 600 INDEX FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") SmallCap 600 Index. The Sub-Advisor, PGI, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P SmallCap 600 Index. The S&P SmallCap 600 is an unmanaged index of 600 domestic stocks chosen for market size, liquidity and industry group representation. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2006, the market capitalization range of the Index was between approximately $65 million and $3.7 billion. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P SmallCap 600. It is unlikely that a perfect correlation of
1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P SmallCap 600. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P SmallCap 600 stocks. At times, the Fund's portfolio may be weighted differently from the S&P SmallCap 600, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P SmallCap 600 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.


PGI reserves the right to omit or remove any of the S&P SmallCap 600 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund's assets.

Among the principal risks of investing in the Fund are:

  .Equity Securities      .Market Segment
    Risk                    (SmallCap) Risk           . Derivatives Risk
  . Small Company Risk    . Underlying Fund Risk



NOTE: "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of
     The McGraw-Hill Companies, Inc. and have been licensed by Principal. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

PGI has been the Fund's Sub-Advisor since December 6, 2000.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

"2001" 5.55

"2002"-15.75

"2003"36.58


"2004"21.24


"2005"6.55

"2006"  14.12

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     20.28%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -18.78%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006               PAST 1 YEAR               PAST 5 YEARS                  LIFE OF FUND
 CLASS J (BEFORE TAXES) .......................           13.12                      11.15                        11.29
     (AFTER TAXES ON DISTRIBUTIONS)/ //(2)/ ...           11.95                      10.71                        10.83
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/.............................            9.73                       9.64                         9.77
 S&P SmallCap 600 Index /(3)/ .................           15.12                      12.49                        11.48
 Morningstar Small Blend Category Average .....           15.06                      11.72                        11.21
 ///(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER 31,          CLASS J
  2006
 Management Fees.................          0.15%
 12b-1 Fees......................           0.50
 Other Expenses /(1)/ ...........           0.25
                                            ----
      TOTAL ANNUAL FUND OPERATING
                         EXPENSES          0.90%
 Expense Reimbursement /(2)//(3)/           0.06
                                            ----
                     NET EXPENSES          0.84%
 ///(//1//)/
  Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $186     $281     $493     $1,102          $86     $281    $493     $1,102

SMALLCAP VALUE FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2006, this range was between approximately $39 million and $3.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Fund may invest in initial public offerings.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities                             .Initial Public Offerings
    Risk                  . Value Stock Risk        Risk
  . Exchange Rate Risk    . Active Trading Risk   . Underlying Fund Risk
  . Small Company Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

"2001" 9.18

"2002"-3.49

"2003"42.14


"2004"18.93


"2005"8.35

"2006" 17.96

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    22.94%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -16.38%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                  PAST 1 YEAR              PAST 5 YEARS                LIFE OF FUND
 CLASS J (BEFORE TAXES)...........................           16.96                    15.83                       15.72
     (AFTER TAXES ON DISTRIBUTIONS) /(//2)/ ......           15.58                    14.42                       14.24
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(//2)/..............................           11.55                    13.21                       13.09
 Russell 2000 Value Index /(3)/ ..................           23.48                    15.38                       15.15
 Morningstar Small Value Category Average ........           16.27                    13.85                       14.18
 /(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER 31,          CLASS J
  2006
 Management Fees.................          0.75%
 12b-1 Fees......................           0.50
 Other Expenses /(1)/ ...........           0.20
                                            ----
      TOTAL ANNUAL FUND OPERATING
                         EXPENSES          1.45%
 Expense Reimbursement /(2)(3)/ .           0.05
                                            ----
                     NET EXPENSES          1.40%
 ///(//1//)/
  Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $243     $454     $787     $1,731          $143    $454    $787     $1,731

DIVERSIFIED INTERNATIONAL FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

MAIN STRATEGIES AND RISKS
The Fund invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Fund invests in securities of companies: with their principal place of business or principal office outside the U.S.; companies for which the principal securities trading market is outside the U.S.; and companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S. Primary consideration is given to securities of corporations of Western Europe, Canada, Australia, New Zealand, and the Pacific Islands. Changes in investments are made as prospects change for particular countries, industries or companies. The Fund may invest in smaller capitalization companies.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Fund intends to have at least 80% of its net assets (plus any borrowings for investment purposes) invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.


The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


In choosing investments for the fund, PGI pays particular attention to the long-term earnings prospects of the various companies under consideration. PGI then weighs those prospects relative to the price of the security.


The Fund may actively trade securities in an attempt to achieve its investment objective. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

Among the principal risks of investing in the Fund are:

  .Equity Securities
    Risk                   . Derivatives Risk        . Market Segment Risk
  .Foreign Securities
    Risk                   . Exchange Rate Risk      . Active Trading Risk
  . Small Company Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

"2001" -24.93

"2002"-17.17

"2003"32.35


"2004"19.18


"2005"22.98


"2006" 27.03


LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '03                                    17.41%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -18.93%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                 PAST 1 YEAR               PAST 5 YEARS                LIFE OF FUND
 CLASS J (BEFORE TAXES)..........................           26.03                      15.39                        7.96
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .......           24.10                      14.80                        7.51
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/...............................           19.06                      13.45                        6.86
 Citigroup BMI Global ex-US Index /(3)/ .........           27.28                      18.08                       10.90
 Morningstar Foreign Large Blend Category Average           24.80                      13.19                        6.61
 ///(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31,          CLASS J
  2006
 Management Fees...................          0.90%
 12b-1 Fees........................           0.50
 Other Expenses /(1)/ .............           0.28
                                              ----
        TOTAL ANNUAL FUND OPERATING
                           EXPENSES          1.68%
 Expense Reimbursement /(2)(3)/ ...           0.09
                                              ----
                       NET EXPENSES          1.59%
 ///(//1//)/
  Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $262     $519     $903     $1,978          $162    $519    $903     $1,978

INTERNATIONAL EMERGING MARKETS FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

MAIN STRATEGIES AND RISKS
The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. Under normal conditions, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) are invested in emerging market country equity securities. For this Fund, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. PGI focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Fund invests in securities of:
.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

The Fund may invest assets in smaller or mid capitalization companies. PGI defines a smaller capitalization company as having a market capitalization between approximately $39 million and $3.1 billion. PGI defines a mid capitalization company as having a market capitalization between approximately $1.2 billion and $20.3 billion.

The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may actively trade securities in an attempt to achieve its investment objective.

Among the principal risks of investing in the Fund are:

  .Equity Securities
    Risk                   . Derivatives Risk        . Small Company Risk
  .Foreign Securities
    Risk                   . Exchange Rate Risk      . Active Trading Risk
  .
    Market Segment (Small  . Emerging Market Risk    . Underlying Fund Risk
    and MidCap) Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

"2001" -4.22

"2002"-7.72

"2003"54.96


"2004"24.6


"2005"34.83

"2006" 36.33

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     26.53%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01-23.89%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                 PAST 1 YEAR               PAST 5 YEARS                LIFE OF FUND
 CLASS J (BEFORE TAXES)..........................           35.33                      26.78                       20.51
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .......           32.97                      25.40                       19.41
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/...............................           23.86                      23.28                       17.80
 MSCI Emerging Markets Free Index - NDTR /(3)/              32.17                      26.59                       21.11
 Morningstar Diversified Emerging Markets
 Category Average................................           32.36                      25.98                       20.58
 ///(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 (with Maximum Sales Charge) /(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31,
  2006
 Management Fees /(1)/ ............         1.20%
 12b-1 Fees........................          0.50
 Other Expenses /(//2//)/ .........          0.36
                                             ----
        TOTAL ANNUAL FUND OPERATING
                           EXPENSES         2.06%
 Expense Reimbursement
 /(//3//)//(4)/ ...................          0.20
                                             ----
                       NET EXPENSES         1.86%
 ///(//1//)/
  Expense information has been restated to reflect current fees. The Fund's management fees have been decreased effective October
  1, 2006.
 ///(//2//)/
  Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//3//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//4//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS J              $289     $626     $1,090     $2,374          $189    $626    $1,090     $2,374

INTERNATIONAL GROWTH FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

MAIN STRATEGIES AND RISKS
The Fund invests in common stocks and other securities of companies domiciled in any of the nations of the world. The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. It purchases securities of:
.. companies with their principal place of business or principal offices outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made outside the U.S.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


Among the principal risks of investing in the Fund are:

  .Equity Securities
    Risk                   . Derivatives Risk        . Market Segment Risk
  .Foreign Securities
    Risk                   . Exchange Rate Risk      . Underlying Fund Risk
  . Small Company Risk     . Growth Stock Risk

PGI became the Sub-Advisor to the Fund on November 1, 2002.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

"2001" -21.80

"2002"-16.86

"2003"37.37


"2004"21.58


"2005"21.41

"2006" 23.32

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    18.05%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -21.48%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES) ........................           22.32                      15.76                        8.26
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ......           19.92                      14.39                        7.19
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/..............................           16.16                      13.30                        6.74
 CITI World Ex-US BMI Growth Index /(3)/ .......           23.69                      14.72                        6.78
 Morningstar Foreign Large Growth Category
 Average .......................................           23.78                      12.54                        5.70
 ///(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The
  Institutional Class shares were first sold on December 6, 2000.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31,          CLASS J
  2006
 Management Fees ..................          0.99%
 12b-1 Fees........................           0.50
 Other Expenses /(//1//)/ .........           0.26
                                              ----
        TOTAL ANNUAL FUND OPERATING
                           EXPENSES          1.75%
 Expense Reimbursement
 /(2)//(//3//)/ ...................           0.08
                                              ----
                       NET EXPENSES          1.67%
 ///(//1//)/
  Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $270     $543     $941     $2,056          $170    $543    $941     $2,056

BOND & MORTGAGE SECURITIES FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks to provide current income.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
Under normal circumstances, the Fund invests at least 80% of its net assets
(plus any borrowings for investment purposes) in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of PGI of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. common and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade (commonly known as "junk bonds")) but not lower than CCC- (S&P) or Caa (Moody's).

The Fund may also enter into reverse repurchase agreements to attempt to enhance portfolio return and income and may lend its portfolio securities to brokers, dealers and other financial institutions.PGI may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.


The Fund may actively trade securities in an attempt to achieve its investment objective.


During the fiscal year ended October 31, 2006, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

68.43% in securities      11.85% in securities       0.25% in securities rated
rated Aaa                 rated Baa                  Caa
4.97% in securities       3.08% in securities rated  0.02% in securities rated
rated Aa                  Ba                         Ca
8.90% in securities       2.50% in securities rated
rated A                   B



Among the principal risks of investing in the Fund are:

  .Fixed-Income                                   .U.S. Government Securities
    Securities            . Prepayment Risk         Risk
  . Active Trading Risk   . Derivatives Risk      . Portfolio Duration Risk
  .
    Municipal Securities  .High Yield
    Risk                    Securities Risk       . Underlying Fund Risk
  .U.S. Government
    Sponsored Securities
    Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1) /

"2001" 6.63

"2002"8.22

"2003"3.27


"2004"3.89


"2005"1.9

"2006" 3.81

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                     4.03%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '04
  -2.50%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                 PAST 1 YEAR               PAST 5 YEARS                LIFE OF FUND
 CLASS J (BEFORE TAXES)..........................            2.82                      4.20                        4.76
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .......            1.34                      2.93                        3.33
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/...............................            1.85                      2.84                        3.21
 Lehman Brothers Aggregate Bond Index /(3)/ .....            4.33                      5.06                        5.62
 Morningstar Intermediate-Term Bond Category
 Average........................... .............            4.11                      4.61                        5.19
 ///(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 (with Maximum Sales Charge) /(1)/

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER 31,            CLASS J
  2006
 Management Fees....................         0.53%
 12b-1 Fees.........................          0.50
 Other Expenses ....................          0.30
                                              ----
         TOTAL ANNUAL FUND OPERATING
                            EXPENSES         1.33%
 Expense Reimbursement /(1)/ .......          0.05
                                              ----
                        NET EXPENSES         1.28%
 ///(1)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                            IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ------------------------------------------------------------------------------------------------------------------
                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------
                                            1        3        5         10            1       3       5          10
 CLASS J                               $230     $416     $724     $1,597          $130    $416    $724     $1,597

GOVERNMENT & HIGH QUALITY BOND FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks to provide current income.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its net assets, plus any borrowings for investment purposes) in securities that are AAA rated or issued by the U.S. government, its agencies or instrumentalities. The Fund may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by PGI to be of equivalent quality.

PGI seeks undervalued securities that represent good long-term investment opportunities. Securities may be sold when PGI believes they no longer represent good long-term value.


The Fund may lend its portfolio securities to brokers, dealers and other financial institutions.PGI may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Among the principal risks of investing in the Fund are:

  .Fixed-Income Securities                             .Portfolio Duration
    Risk                       . Derivatives Risk        Risk
  .U.S. Government
    Securities Risk            . Active Trading Risk   . Prepayment Risk
  .
    U.S. Government Sponsored
    Securities Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

"2001" 6.15

"2002"7.75

"2003"0.83


"2004"2.8


"2005"1.4

"2006" 3.51

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                     3.93%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '04
  -1.78%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                 PAST 1 YEAR               PAST 5 YEARS                LIFE OF FUND
 CLASS J (BEFORE TAXES)..........................            2.51                      3.23                        3.83
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .......            1.10                      1.95                        2.41
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/...............................            1.61                      2.00                        2.42
 Lehman Brothers Government/Mortgage Index /(3)/             4.33                      4.73                        5.23
 Morningstar Intermediate Government Category
 Average ........................................            3.44                      3.90                        4.40
 ///(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 (with Maximum Sales Charge) /(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31,          CLASS J
  2006
 Management Fees...................          0.40%
 12b-1 Fees........................           0.50
 Other Expenses /(1)/ .............           0.37
                                              ----
      TOTAL FUND OPERATING EXPENSES          1.27%
 Expense Reimbursement /(2)//(3)/ .           0.06
                                              ----
      TOTAL FUND OPERATING EXPENSES          1.21%
 ///(//1//)/
  Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                            IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ------------------------------------------------------------------------------------------------------------------
                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------
                                            1        3        5         10            1       3       5          10
 CLASS J                               $223     $397     $691     $1,529          $123    $397    $691     $1,529

HIGH QUALITY INTERMEDIATE-TERM BOND FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks to provide current income.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in intermediate term fixed-income securities rated A or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). Under normal circumstances, the Fund maintains an effective maturity of four years or less and a dollar-weighted effective maturity of greater than three and less than ten years. In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect PGI's judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top three categories by S&P or Moody's or, if not rated, in PGI's opinion, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. common stock and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the three highest grades of S&P or Moody's but not lower than BBB- (S&P) or Baa3 (Moody's) (i.e. less than investment grade). Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

PGI may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.


The Fund may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a specified date and price. Reverse repurchase agreements are considered to be borrowings by the Fund and are subject to the Fund's restrictions on borrowing. The Fund pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest earned.

Among the principal risks of investing in the Fund are:

  .
    Fixed-Income Securities                           .
    Risk                     . Derivatives Risk         Portfolio Duration Risk
  .U.S. Government
    Sponsored Securities     . Active Trading Risk    . Prepayment Risk
    Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

"2001" 6.50

"2002"8.71

"2003"2.88


"2004"3.44


"2005"1.97

"2006" 3.62

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                     4.46%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '04
  -2.47%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                 PAST 1 YEAR               PAST 5 YEARS                LIFE OF FUND
 CLASS J (BEFORE TAXES) .........................            2.62                      4.10                        4.65
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .......            1.38                      2.82                        3.17
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/...............................            1.70                      2.76                        3.10
 Lehman Brothers Aggregate Bond Index /(3)/ .....            4.33                      5.06                        5.62
 Morningstar Intermediate-Term Bond Category
 Average ........................................            4.11                      4.61                        5.19
 ///(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31,          CLASS J
  2006
 Management Fees...................          0.40%
 12b-1 Fees........................          0.50
 Other Expenses /(1)/ .............          0.61
                                             ----
      TOTAL FUND OPERATING EXPENSES          1.51%
 Expense Reimbursement
 /(2)(3)//(4)/.....................          0.16
                                             ----
                       NET EXPENSES          1.35%
 ///(//1//)/
  Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
 ///(//4//)
  /Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.35%.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                            IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ------------------------------------------------------------------------------------------------------------------
                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------
                                            1        3        5         10            1       3       5          10
 CLASS J                               $237     $459     $806     $1,786          $137    $459    $806     $1,786

INFLATION PROTECTION FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks to provide current income and real (after-inflation) total returns.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors who want their income and principal investments to keep pace with inflation over time.

MAIN STRATEGIES AND RISKS
Under normal circumstances, the Fund invests primarily in inflation protected debt securities. Inflation protected debt securities are designed to provide a "real rate of return" - a return after adjusting for the impact of inflation. Inflation - a rise in the general price level - erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 8% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 5%. The investment's inflation adjustment is based on a designated inflation index (such as the Consumer Price Index for Urban Consumers) and typically is applied monthly to the principal of the security. The fixed coupon rate of the security is based on the adjusted principal so that as inflation increases, both the principal value and the interest payments increase. Because this inflation adjustment feature is designed to mitigate a major risk, inflation protected debt securities typically have lower nominal yields than conventional fixed-rate debt securities.

The Fund may invest in:
.. inflation protected debt securities issued by the U.S. Treasury and U.S.
  Government sponsored entities as well as inflation protected debt securities issued by corporations;
.. inflation protected debt securities issued by foreign governments and corporations that are linked to a non-U.S. inflation rate;
.. floating rate notes;
.. adjustable rate mortgages;
.. derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities; and .. commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures.

The Fund may invest up to 15% of assets in high yield securities ("junk bonds") but not in securities rated lower than CCC- or Caa3 by S&P or Moody's or, if unrated, determined by PGI to be of comparable quality.


The Fund may invest up to 20% of its assets in securities denominated in foreign currencies. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.


The Fund may also enter into reverse repurchase agreements and may lend its portfolio securities to brokers, dealers and other financial institutions.


PGI may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

During the fiscal year ended October 31, 2006, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

88.50% in securities       3.79% in securities       0.01% in securities rated
rated Aaa                  rated Baa                 Caa
0.65% in securities rated  4.07% in securities       0.03% in securities rated
Aa                         rated Ba                  Ca
1.48% in securities rated  1.45% in securities       0.02% in securities rated
A                          rated B                   C


Among the principal risks of investing in the Fund are:

  .Fixed-Income            .Foreign Securities
    Securities Risk          Risk                  . Exchange Rate Risk
  .
    High Yield Securities
    Risk                   . Derivatives Risk      . Prepayment Risk
                                                   .
                           .Portfolio Duration       U.S. Government Securities
  . Underlying Fund Risk     Risk                    Risk
  .U.S. Government
    Sponsored Securities
    Risk



PGI has been the Fund's Sub-Advisor since December 29, 2004.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2005"2.32

"2006" 0.63


LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3' 06                                      3.39%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '06 -2.01%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                PAST 1 YEAR                        LIFE OF FUND
 CLASS J (BEFORE TAXES).....................................               -0.34                               1.62
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ..................               -1.68                               0.08
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/               -0.22                               0.50
 Lehman Brothers US Treasury TIPS Index /(3)/ ..............                0.41                               1.66
 Morningstar Long-Term Government Category Average .........                0.11                               1.04
 ///(1)/ Class J shares were first sold on December 29, 2004.
 /(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31,          CLASS J
  2006
 Management Fees...................          0.40%
 12b-1 Fees........................          0.50
 Other Expenses /(1)/ .............          1.93
                                             ----
        TOTAL ANNUAL FUND OPERATING
                           EXPENSES          2.83%
 Expense Reimbursement
 /(2)(3//)(4)/.....................          1.68
                                             ----
                       NET EXPENSES          1.15%
 ///(//1//)/
  Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
 ///(//4//)/
  Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.15%.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                             IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------------------------
                                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------
                                            1        3          5         10            1       3         5          10
 CLASS J                               $217     $691     $1,319     $3,014          $117    $691    $1,319     $3,014

PREFERRED SECURITIES FUND

SUB-ADVISOR(S): Spectrum Asset Management, Inc. ("Spectrum")

OBJECTIVE: The Fund seeks to provide current income.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors who are seeking dividends to generate income or to be reinvested for growth and are willing to accept fluctuations in the value of the investment.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in preferred securities of U.S. companies rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investor Service, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of the Sub-Advisor, Spectrum. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in preferred securities. The Fund focuses primarily on the financial services (i.e., banking, insurance and commercial finance), Real Estate Investment Trust (i.e. REIT) and utility industries. The rest of the Fund's assets may be invested in common stocks, debt securities, and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and typically have "preference" over common stock in the payment of dividends and the liquidation of a company's assets - preference means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders' claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed-income securities - the fixed-income payments are expected to be the primary source of long-term investment return. Preferred securities share many investment characteristics with bonds; therefore, the risks and potential rewards of investing in the Fund are more similar to those associated with a bond fund than a stock fund.


Spectrum seeks to build a portfolio within the context of the eligible universe of preferred securities. For a security to be considered for the Fund, Spectrum will assess the credit risk within the context of the yield available on the preferred. The yield needs to be attractive in comparison to the rating, expected credit trend and senior debt spread of the same issuer. Spectrum considers features such as call protection, subordination and option adjusted spreads to ensure that the selected issue provides a sufficient yield to justify its inclusion in the portfolio.


The Fund is considered non-diversified and can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund's share price than would occur in a more diversified fund.

Among the principal risks of investing in the Fund are:

  .Fixed-Income
    Securities Risk        . Derivatives Risk          . Sector Risk
                                                       .
  .Non-Diversification                                   Real Estate Securities
    Risk                   . Equity Securities Risk      Risk
  .U.S. Government         .U.S. Government
    Sponsored Securities     Securities Risk           . Underlying Fund Risk
    Risk

Spectrum has been the Sub-Advisor since the Fund's inception date on May 1, 2002. Class J shares were added to the Fund on December 29, 2003.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

"2003" 9.70

"2004"3.57

"2005"0.69

"2006" 6.11

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                      5.33%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '04
  -5.45%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                      PAST 1 YEAR                                  LIFE OF FUND
 CLASS J (BEFORE TAXES).................                          5.11                                         5.20
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/                         3.68                                         3.78
     (AFTER TAXES ON DISTRIBUTIONS AND
     SALE OF SHARES) /(2)/ ..............                         3.54                                         3.65
 Merrill Lynch Preferred Stock Hybrid
 Index /(3)/.............................                         7.67                                         6.45
 Morningstar Intermediate-Term Bond
 Category Average........................                         4.11                                         4.70
 / //(1)/Class J shares were first sold on December 29, 2003. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The
  Institutional Class shares were first sold on May 1, 2002.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 (with Maximum Sales Charge) /(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31,          CLASS J
  2006
 Management Fees...................          0.75%
 12b-1 Fees........................          0.50
 Other Expenses /(1)/ .............          0.34
                                             ----
        TOTAL ANNUAL FUND OPERATING
                           EXPENSES          1.59%
 Expense Reimbursement
 /(2)(3)//(4)/ ....................          0.06
                                             ----
                       NET EXPENSES          1.53%
 ///(//1//)/
  Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
 ///(//4//)/
 Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.60%.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                            IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ------------------------------------------------------------------------------------------------------------------
                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------
                                            1        3        5         10            1       3       5          10
 CLASS J                               $256     $496     $860     $1,884          $156    $496    $860     $1,884

MONEY MARKET FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk. As with all mutual funds, the value of the Fund's assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MAIN STRATEGIES AND RISKS
The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which PGI believes present minimal credit risks. At the time the Fund purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Fund shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the redemption of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:
.. securities issued or guaranteed by the U.S. government, including Treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or, . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.

Among the principal risks of investing in the Fund are:

  .
    Municipal Securities
    Risk                                               .U.S. Government
  .Fixed-Income           .Eurodollar and Yankee         Sponsored Securities
    Securities Risk         Obligations Risk             Risk



PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

"2001" 3.15

"2002"0.53

"2003"0.01


"2004"0.2


"2005"2.2

"2006" 4.04

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '01                                            1.18%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q2 '03 THROUGH Q2 '04                            0.00%

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                     PAST 1 YEAR             PAST 5 YEARS               LIFE OF FUND
 CLASS J .............................................
                                                                 3.04                    1.38                       1.72
 Lehman Brothers U.S. Treasury Bellwethers 3 Month
 Index /(2)/..........................................           4.86                    2.42                       4.17
 ///(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/ Index performance does not reflect deductions for fees, expenses or taxes.
  To obtain the Fund's current yield, call
  1-800-547-7754
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS

  FOR THE PERIOD ENDED OCTOBER 31,          CLASS J
  2006
 Management Fees....................         0.40%
 12b-1 Fees ........................         0.25
 Other Expenses /(1)/ ..............         0.47
                                             ----
         TOTAL ANNUAL FUND OPERATING
                            EXPENSES         1.12%
 ///(//1//)/
  Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.

  a Percentage of Average Daily Net Assets

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                            IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ------------------------------------------------------------------------------------------------------------------
                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------
                                            1        3        5         10            1       3       5          10
 CLASS J                               $214     $356     $617     $1,363          $114    $356    $617     $1,363

SHORT-TERM BOND FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks to provide current income.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in short-term fixed-income securities. Under normal circumstances, the Fund maintains an effective maturity of four years or less and a dollar-weighted effective maturity of not more than three years. In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect the judgment of PGI regarding the likelihood of the security being called or prepaid. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its net assets (plus any borrowings for investment purposes) in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the four highest grades by Standard &
  Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of PGI of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The Fund may invest up to 15% of its assets in below-investment-grade fixed-income securities ("junk bonds") into reverse repurchase agreements and lend its portfolio securities to brokers, dealers and other financial institutions. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


PGI may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.


Among the principal risks of investing in the Fund are:

  . Fixed-Income Securities Risk                         . Derivatives Risk          . Active Trading Risk
  . High Yield Securities Risk                           . Portfolio Duration Risk   . Prepayment Risk
                                                                                     .
                                                         .U.S. Government              Real Estate Securities
                                                           Securities Risk             Risk
  . U.S. Government Sponsored Securities Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

"2001" 6.33

"2002"6.77

"2003"1.81


"2004"0.45


"2005"1.42

"2006" 3.79

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                      3.72%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '04
  -1.70%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                 PAST 1 YEAR               PAST 5 YEARS                LIFE OF FUND
 CLASS J (BEFORE TAXES)..........................            2.79                      2.82                        3.54
     (AFTER TAXES ON DISTRIBUTIONS) /(//2)/ .....            1.24                      1.65                        2.15
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(//2)/.............................            1.79                      1.72                        2.19
 Lehman Brothers MF (1-3) US Government Credit
 Index /(3//)(4)/................................            4.25                      3.27                        4.17
 Lehman Brothers Mutual Fund 1-5 Gov't/Credit
 Index /(3)/.....................................            4.22                      3.77                        4.61
 Morningstar Short-Term Bond Category Average ...            4.01                      3.15                        3.80
 /(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
 ///(//4//)/
  This index is now the benchmark against which the Fund measures its performance. Principal and the portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER 31,          CLASS J
  2006
 Management Fees.................          0.40%
 12b-1 Fees......................           0.50
 Other Expenses /(1)/ ...........           0.48
                                            ----
      TOTAL ANNUAL FUND OPERATING
                         EXPENSES          1.38%
 Expense Reimbursement
 /(//2//)//(3)/ .................           0.07
                                            ----
                     NET EXPENSES          1.31%
 ///(//1//)/
  Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                            IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ------------------------------------------------------------------------------------------------------------------
                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------
                                            1        3        5         10            1       3       5          10
 CLASS J                               $233     $430     $749     $1,651          $133    $430    $749     $1,651

ULTRA SHORT BOND FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks current income while seeking capital preservation.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in high quality, short-term fixed-income securities. Under normal circumstances, the Fund maintains a dollar-weighted effective maturity of not more than 2.5 years. In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect PGI's judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the four highest grades by Standard &
  Poor's Rating Service ("S&P) or Moody's Investors Service, Inc. ("Moody's") or, if unrated, in the opinion of the PGI of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Fund's assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


The Fund may invest up to 15% of its assets in below-investment grade fixed-income securities ("junk bonds") and may enter into reverse purchase agreements and lend its portfolio securities to brokers, dealers, and other financial institutions. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.


PGI may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.


During the fiscal year ended October 31, 2006, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

48.07% in securities      15.32% in securities       0.01% in securities rated
rated Aaa                 rated Baa                  Caa
9.97% in securities       4.02% in securities rated  0.01% in securities rated
rated Aa                  Ba                         Ca
21.02% in securities      1.57% in securities rated  0.01% in securities rated
rated A                   B                          C



The above percentages for Aaa, A, Baa and B rated securities include unrated securities in the amount of 0.19%, 0.02%, 0.02% and 0.01%, respectively, which have been determined by PGI to be of comparable quality.

Among the principal risks of investing in the Fund are:

  . Fixed-Income Securities Risk                         . Derivatives Risk          . Prepayment Risk
  . High Yield Securities Risk                           . Portfolio Duration Risk   . Active Trading Risk
                                                         .U.S. Government
                                                           Securities Risk           . Underlying Fund Risk
  . U.S. Government Sponsored Securities Risk



Principal has been the Fund's Sub-Advisor since June 15, 2001.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2002"3.12

"2003"2.18


"2004"1.74


"2005"2.14

"2006" 4.61

LOGO

On July 29, 2004, the Fund converted to a money market fund. On May 27, 2005, the Fund converted to an ultra short term bond fund.
 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '06                                      1.29%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q4 '04
  0.23%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES) ............. ..........
                                                            3.61                      2.75                         2.85
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ......            2.09                      1.75                         1.80
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/..............................            2.33                      1.76                         1.81
 6-Month LIBOR Index /(3)/ .....................            5.20                      2.66                         2.78
 Morningstar Ultrashort Bond Category Average ..            4.69                      2.55                         2.73
 /(1)/ Class J shares were first sold on June 15, 2001.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER 31,          CLASS J
  2006
 Management Fees.................          0.40%
 12b-1 Fees .....................          0.50
 Other Expenses /(1)/ ...........          0.29
                                           ----
      TOTAL ANNUAL FUND OPERATING
                         EXPENSES          1.19%
 Expense Reimbursement
 /(2)(3)//(4)/ ..................          0.06
                                           ----
      TOTAL ANNUAL FUND OPERATING
                         EXPENSES          1.13%
 ///(//1//)/
  Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
 ///(//4//)
  /Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally paid by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.20%.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $215     $372     $649     $1,438          $115    $372    $649     $1,438

PRINCIPAL LIFETIME FUNDS

Principal Investors Fund, Inc. offers Funds that are designed to meet the needs of an investor who wants an investment option that is suited to the investor's particular investment time horizon and who tends to be more accepting of risk in the early years of his or her time horizon and becomes more risk-averse as he or she nears the investment goal (for example, retirement or saving for college). Professional investment advisers manage the Funds to align, over time, underlying investments with the changing risk tolerance of the investor. These Funds are sometime referred as "target date funds." The target date Funds offered by the Fund are: Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, and Principal LifeTime Strategic Income (the "Principal LifeTime Funds").


OBJECTIVE: The investment objective of each of the Principal LifeTime 2010, 2020, 2030, 2040, and 2050 Funds is to seek a total return consisting of long-term growth of capital and current income.

          The investment objective of the Principal LifeTime Strategic Income Fund is to seek current income.


MAIN STRATEGIES AND RISKS
To pursue its goal, each Principal LifeTime Fund invests in other Principal Funds (the "underlying funds") that Principal and Principal Global Investors, LLC ("PGI"), the Fund's Sub-Advisor, consider appropriate based on the remaining time horizon of a particular Principal LifeTime Fund and the expected risk tolerance of those investors who have chosen that time horizon. The underlying funds provide each Fund with exposure to a broad range of asset classes, including domestic and foreign equity and fixed-income securities. In the case of Principal LifeTime Strategic Income Fund, most of the Fund's assets are invested in underlying funds which are intended primarily to give the Fund broad exposure to income-producing securities through their investments in fixed-income securities, "hybrid" securities - such as real estate securities and preferred securities, which may produce current income as well as capital gains - and dividend generating domestic and foreign stocks.

Both Principal and PGI provide investment advisory services to the Principal LifeTime Funds. Principal has hired PGI to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for each Principal LifeTime Fund. PGI is also responsible for employing an active rebalancing strategy which is designed to identify asset classes that appear attractive or unattractive over the short term.

After PGI sets the percentage of Fund assets to be allocated to a particular asset class, Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Shifts in asset class targets or underlying funds may occur in response to the normal evaluative processes of PGI and Principal, the shortening time horizon of a Fund or market forces or Fund circumstances which indicate that changes in allocations may be appropriate. Principal may, at any time, add, remove, or substitute underlying funds in which a Principal LifeTime Fund invests.

In selecting underlying funds and target weights, Principal considers, among other things, quantitative measures, such as past performance, expected levels of risk and returns, expense levels, diversification of existing funds, and style consistency. In addition, qualitative factors such as organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading, and compliance systems of the underlying fund's Sub-Advisor are also evaluated. There are no minimum or maximum percentages of assets that a Principal LifeTime Fund must invest in a specific asset class or underlying fund. Principal determines whether to use cash flows or asset transfers or both to achieve the target weights established from time to time for underlying funds. Principal monitors the performance of the Sub-Advisor of each underlying fund relative to that fund's appropriate benchmark and peer group.


Over time, PGI intends to gradually shift the asset allocation targets of each Principal LifeTime Fund (other than the Principal LifeTime Strategic Income
Fund) to accommodate investors progressing from asset accumulation years to income-generation years. It is expected that, within 10 to 15 years after its target year, a Principal LifeTime Fund's underlying fund allocation will match that of the Principal LifeTime Strategic Income Fund. At that time the Principal LifeTime Fund may be combined with the Principal LifeTime Strategic Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders.

There can be no assurance that any Principal LifeTime Fund will achieve its investment objective. The net asset value of each of the Principal LifeTime Fund's shares is affected by changes in the value of the securities it owns. The Fund's performance is directly related to the performance of the underlying funds. The ability of each Principal LifeTime Fund to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.


The broad diversification of each Principal LifeTime Fund is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of a Principal LifeTime Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Each Principal LifeTime Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them. The primary risks associated with investing in the underlying funds are identified in the summary of each underlying funds in this prospectus.


The greater the investment by each Principal LifeTime Fund in Funds that invest primarily in stocks, the greater the potential exposure to the following risks:

  .Equity Securities
    Risk                  . Growth Stock Risk         . Value Stock Risk
                          .Market Segment
  . Derivatives Risk        (LargeCap) Risk           . Exchange Rate Risk
  . Active Trading Risk   . Underlying Fund Risk



The greater the investment by each Principal LifeTime Fund in Funds that invest primarily in bonds or other forms of fixed-income securities, the greater the potential exposure to the following risks:

                               .
                                 Municipal Securities  .Portfolio Duration
  . Fixed-Income Risk            Risk                    Risk
  .U.S. Government             .U.S. Government        .High Yield Securities
    Securities Risk              Sponsored Securities    Risk
                                 Risk



The greater the investment by each Principal LifeTime Fund in Funds that invest in overseas investments, the greater the potential exposure to the following risks:

  .Foreign Securities
    Risk                   . Exchange Rate Risk      . Small Company Risk
  . Market Segment Risk    . Derivatives Risk



Each Principal LifeTime Fund is also subject to the following risks:



PAYMENT IN KIND LIQUIDITY RISK . Under certain circumstances, an underlying fund may determine to pay a redemption request by a Principal LifeTime Fund wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Principal LifeTime Funds may hold portfolio securities until Principal determines that it is appropriate to dispose of such securities.



CONFLICT OF INTEREST RISK . The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Principal LifeTime Funds serve in the same capacities for the underlying funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Principal LifeTime Funds and the underlying funds. Because Principal and its affiliated companies earn different fees from the underlying funds in which the Principal LifeTime Funds invest, there may be a conflict between the interests of the Principal LifeTime Funds and the economic interests of Principal and its affiliates.

PGI has provided investment advice to each Principal LifeTime Fund since its inception.

As of October 31, 2006, each Principal LifeTime Fund's assets were allocated among the underlying funds as identified in the table below.

                                                                                         PRINCIPAL
                                 PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL   LIFETIME
                                 LIFETIME   LIFETIME   LIFETIME   LIFETIME   LIFETIME    STRATEGIC
                                   2010       2020       2030       2040       2050       INCOME
        UNDERLYING FUND            FUND       FUND       FUND       FUND       FUND        FUND
 Bond & Mortgage Securities        31.96%     24.33%     17.17%     11.85%      6.65%      38.47%
 Disciplined LargeCap Blend        10.37      15.43      17.31      18.94      21.09        5.33
 Inflation Protection               0.82                                                    1.31
 International Emerging Markets     0.69       0.99       1.16       1.10       1.11
 International Growth               5.93       9.55      12.12      12.61      14.91        3.71
 Large Cap Growth                   4.13       5.63       6.78       8.05       8.72        2.33
 LargeCap Value                     3.03       4.15       5.12       6.13       6.37        1.73
 Partners International             1.36       1.54       1.82       2.10       2.23        0.62
 Partners LargeCap Blend I          0.97       1.67       1.68       1.84       2.01        0.60
 Partners LargeCap Growth I         1.17       1.22       1.64       2.15       2.15        0.56
 Partners LargeCap Growth II        2.77       3.84       4.62       5.54       5.81        1.43
 Partners LargeCap Value            4.90       6.44       7.82       9.14      10.26        2.75
 Partners LargeCap Value I          0.76       0.98       1.19       1.26       1.37
 Partners MidCap Growth                        0.42       0.63       0.70       0.86
 Partners MidCap Value I                       0.43       0.64       0.71       0.87
 Partners SmallCap Growth I                               0.45       0.71       0.88
 Partners SmallCap Growth III       0.52       1.62       1.97       2.44       2.89
 Partners SmallCap Value I                                0.45       0.71       0.98
 Preferred Securities               9.14       9.25       6.13       4.05       2.72       10.04
 Real Estate Securities             8.73       8.66       7.16       4.89       2.67        6.97
 SmallCap S&P 600 Index             3.61       2.24       2.15       2.62       2.52        2.14
 SmallCap Value                     0.56       1.61       1.99       2.46       2.93
 Ultra Short Bond                   8.58                                                   22.01
                          TOTAL   100.00%    100.00%    100.00%    100.00%    100.00%     100.00%



HISTORICAL PERFORMANCE
The following bar charts and tables show the historical investment performance of each Principal LifeTime Fund. The bar chart for each Fund shows how the Fund's total return has varied year-by-year, and the table for the Fund shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Fund. An Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Each Fund's investment return is net of the operating expenses of each of the underlying funds.

                          PRINCIPAL LIFETIME 2010 FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund's asset allocation will become more conservative over time.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

"2002"-5.26

"2003"17.54


"2004"11.21


"2005"4.87

"2006" 11.42

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     8.49%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -5.65%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                 PAST 1 YEAR               PAST 5 YEARS                LIFE OF FUND
 CLASS J (BEFORE TAXES)..........................           10.42                      7.67                        6.55
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ........            9.40                      7.06                        5.99
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)/(2)/................................            6.95                      6.33                        5.38
 S&P 500 Index /(3)/ ............................           15.79                      6.19                        4.10
 Lehman Brothers Aggregate Bond Index ...........            4.33                      5.06                        5.33
 Morningstar Conservative Allocation Category
 Average ........................................            8.17                      5.66                        4.29
 Morningstar Target-Date 2000-2014 Category
 Average/(4)/ ...................................            8.60                      5.39                        4.99
 ///(1)/
  Class J shares were first sold on June 15, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The
  Institutional Class shares were first sold on March 1, 2001.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle fixed income funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 (with Maximum Sales Charge)/(1)/

                          PRINCIPAL LIFETIME 2020 FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund's asset allocation will become more conservative over time.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

"2002"-7.83

"2003"20.52


"2004"11.57


"2005"6.95

"2006" 13.68

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    10.21%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -7.88%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                 PAST 1 YEAR               PAST 5 YEARS                LIFE OF FUND
 CLASS J (BEFORE TAXES)..........................           12.68                      8.55                        7.26
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ........           11.73                      7.95                        6.72
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)/(2)/................................            8.48                      7.12                        6.02
 S&P 500 Index /(3)/ ............................           15.79                      6.19                        4.10
 Lehman Brothers Aggregate Bond Index/(3)/ ......            4.33                      5.06                        5.33
 Morningstar Moderate Allocation Category Average           11.26                      6.09                        4.88
 Morningstar Target-Date 2015-2029 Category
 Average/(4)/ ...................................           12.41                      6.88                        5.67
 ///(1)/
  Class J shares were first sold on June 15, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The
  Institutional Class shares were first sold on March 1, 2001.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle fixed income funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 (with Maximum Sales Charge)/(1)/

                          PRINCIPAL LIFETIME 2030 FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund's asset allocation will become more conservative over time.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

"2002"-10.96

"2003"22.14


"2004"11.92


"2005"7.66

"2006" 14.61

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    11.29%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -10.18%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES).........................           13.61                      8.48                         7.04
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ .......           12.75                      7.99                         6.59
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)/(2)/...............................            9.11                      7.13                         5.89
 S&P 500 Index /(3)/ ...........................           15.79                      6.19                         4.10
 Lehman Brothers Aggregate Bond Index /(3)/ ....            4.33                      5.06                         5.33
 Morningstar Moderate Allocation Category
 Average .......................................           11.26                      6.09                         4.88
 Morningstar Target-Date 2030+ Category
 Average/(4)/ ..................................
 ///(1)/
  Class J shares were first sold on June 15, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The
  Institutional Class shares were first sold on March 1, 2001.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle fixed income funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 (with Maximum Sales Charge)/(1)/

                          PRINCIPAL LIFETIME 2040 FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund's asset allocation will become more conservative over time.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

"2002"-13.55

"2003"22.74


"2004"12.11


"2005"7.97

"2006" 14.85

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    12.11%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -12.28%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                 PAST 1 YEAR               PAST 5 YEARS                LIFE OF FUND
 CLASS J (BEFORE TAXES)..........................           13.85                      8.09                        7.07
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ........           13.04                      7.69                        6.71
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)/(2)/................................            9.26                      6.84                        5.97
 S&P 500 Index /(3)/ ............................           15.79                      6.19                        4.10
 Lehman Brothers Aggregate Bond Index/(3)/ ......            4.33                      5.06                        5.33
 Morningstar Moderate Allocation Category Average           11.26                      6.09                        4.88
 Morningstar Target-Date 2030+ Category
 Average/(4)/ ...................................
 ///(1)/
  Class J shares were first sold on June 15, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The
  Institutional Class shares were first sold on March 1, 2001.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle fixed income funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 (with Maximum Sales Charge)/(1)/

                          PRINCIPAL LIFETIME 2050 FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund's asset allocation will become more conservative over time.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

"2002"-16.31

"2003"24.51


"2004"11.54


"2005"8.25

"2006" 15.32

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    13.07%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02-14.88%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE)/(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                 PAST 1 YEAR               PAST 5 YEARS                LIFE OF FUND
 CLASS J (BEFORE TAXES)..........................           14.32                      7.73                        6.26
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ........           13.57                      7.39                        5.94
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)/(2)/................................            9.60                      6.56                        5.28
 S&P 500 Index /(3)/ ............................           15.79                      6.19                        4.10
 Lehman Brothers Aggregate Bond Index/(3)/ ......            4.33                      5.06                        5.33
 Morningstar Large Blend Category Average .......           14.12                      5.92                        4.10
 Morningstar Target-Date 2030+ Category
 Average/(4)/ ...................................           14.40                      7.60                        5.84
 /(1)/
  Class J shares were first sold on June 15, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The
  Institutional Class shares were first sold on March 1, 2001.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle fixed income funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

                    PRINCIPAL LIFETIME STRATEGIC INCOME FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in underlying fixed-income funds, but also invests in underlying equity and hybrid funds according to an asset allocation strategy designed for investors seeking current income from their investment.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR /(1)/

"2002"-2.63

"2003"13.97


"2004"10.32


"2005"3.41

"2001" 8.44

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     6.83%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02-3.63%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE)/(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND
 CLASS J (BEFORE TAXES).........................            7.44                      6.54                         5.75
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ .......            6.27                      5.84                         5.10
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)/(2)/...............................            4.96                      5.27                         4.61
 S&P 500 Index /(3)/ ...........................           15.79                      6.19                         4.10
 Lehman Brothers Aggregate Bond Index/(3)/ .....            4.33                      5.06                         5.33
 Morningstar Conservative Allocation Category
 Average .......................................            8.17                      5.66                         4.29
 Morningstar Target-Date 2000-2014 Category
 Average/(4)/ ..................................            8.60                      5.39                         4.99
 ///(1)/
  Class J shares were first sold on June 15, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The
  Institutional Class shares were first sold on March 1, 2001.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle fixed income funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

FEES AND EXPENSES OF THE PRINCIPAL LIFETIME FUNDS
The following table shows the operating expenses (expressed as a percentage of average daily net assets) incurred by the Institutional Class shares of the Principal LifeTime Funds during the fiscal year ended October 31, 2006. The table also shows the estimated amount of expenses (expressed as a percentage of average daily net assets) indirectly incurred by the Principal LifeTime Funds through their investments in the underlying funds based on expenses of the underlying funds for the fiscal year ended October 31, 2006.
                         ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY
                                   NET ASSETS*

                                                           CLASS J SHARES
 -----------------------------------------------------------------------------------------------------------------------------------

                                                             PRINCIPAL       PRINCIPAL       PRINCIPAL       PRINCIPAL
                                                              LIFETIME        LIFETIME        LIFETIME        LIFETIME
                                                                2010            2020            2030            2040
  FOR THE YEAR ENDED OCTOBER 31, 2006                           FUND            FUND            FUND            FUND
 Management Fees.........................................     0.1225%         0.1225%         0.1225%         0.1225%
 12b-1 Fees..............................................     0.5000          0.5000          0.5000          0.5000
 Other Expenses..........................................     0.0600          0.0700          0.0900          0.1600
                                                              ------       ---------          ------          ------
                     TOTAL ANNUAL FUND OPERATING EXPENSES     0.6825%         0.6925%         0.7125%         0.7825%
 Fee Reduction and/or Expense Reimbursement at
 Principal LifeTime Fund level /(1)//(2)/ ...............     0.0500          0.0500          0.0500          0.0600
                                                              ------       ---------          ------          ------
                                             NET EXPENSES     0.6325%         0.6425%         0.6625%         0.7225%
 Acquired Fund ("Underlying Fund") Fees and Expenses          0.6200          0.6900          0.7000          0.7000
                                                              ------       ---------          ------          ------
                     TOTAL ANNUAL FUND OPERATING EXPENSES     1.2525%         1.3325%         1.3625%         1.4225%
 ///(1)//
  /Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (not including underlying fund expenses) will not be greater than 0.75% for the Principal LifeTime 2010 Fund, 0.75% for the Principal LifeTime
  2020 Fund, 0.75% for the Principal LifeTime 2030 Fund, 0.75% for the Principal LifeTime 2040 Fund, 0.75% for the Principal
  Lifetime 2050 Fund and 0.75% for the Principal Strategic Income Fund through February 28, 2008. Principal may choose not to continue this arrangement after February 28, 2008.
 ///(2)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.
                                                           CLASS J SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL
                                                             PRINCIPAL         LIFETIME
                                                              LIFETIME        STRATEGIC
                                                                2050            INCOME
  FOR THE YEAR ENDED OCTOBER 31, 2006                           FUND             FUND
 Management Fees.........................................     0.1225%          0.1225%
 12b-1 Fees..............................................     0.5000           0.5000
 Other Expenses..........................................     0.3100           0.1000
                                                              ------           ------
                     TOTAL ANNUAL FUND OPERATING EXPENSES     0.9325%          0.7225%
 Fee Reduction and/or Expense Reimbursement at
 Principal LifeTime Fund level /(1)//(2)/ ...............     0.1825           0.0600
                                                              ------           ------
                                             NET EXPENSES     0.7500%          0.6625%
 Acquired Fund ("Underlying Fund") Fees and Expenses          0.7100           0.5700
                                                              ------           ------
                     TOTAL ANNUAL FUND OPERATING EXPENSES     1.4600%          1.2325%
 ///(1)//
  /Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (not including underlying fund expenses) will not be greater than 0.75% for the Principal LifeTime 2010 Fund, 0.75% for the Principal LifeTime
  2020 Fund, 0.75% for the Principal LifeTime 2030 Fund, 0.75% for the Principal LifeTime 2040 Fund, 0.75% for the Principal
  Lifetime 2050 Fund and 0.75% for the Principal Strategic Income Fund through February 28, 2008. Principal may choose not to continue this arrangement after February 28, 2008.
 ///(2)/
  The Distributor has contractually agreed to limit the Fund's 12b-1 fees normally payable by the Fund through the period ending
  December 31, 2007. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45% for Class J shares.



EXAMPLE
The examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses, including the operating expenses of the underlying funds, remain the same. If the separate Fund expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                           CLASS J SHARES
 -----------------------------------------------------------------------------------------------------
                               IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                             NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                               1        3        5         10            1       3       5          10
 PRINCIPAL LIFETIME
 2010 FUND                $227     $407     $708     $1,563          $127    $407    $708     $1,563
 PRINCIPAL LIFETIME
 2020 FUND                 235      432      750      1,653           135     432     750      1,653
 PRINCIPAL LIFETIME
 2030 FUND                 238      441      766      1,687           138     441     766      1,687
 PRINCIPAL LIFETIME
 2040 FUND                 245      462      802      1,763           145     462     802      1,763
 PRINCIPAL LIFETIME
 2050 FUND                 249      497      872      1,926           149     497     872      1,926
 PRINCIPAL LIFETIME
 STRATEGIC INCOME FUND     225      403      702      1,551           125     403     702      1,551

STRATEGIC ASSET MANAGEMENT ("SAM") PORTFOLIOS
Principal Investors Fund provides a broad selection of investment choices, including asset allocation strategies available through the Flexible Income, Conservative Balanced, Balanced, Conservative Growth, and Strategic Growth Portfolios (each a "Portfolio," collectively the ''Portfolios''). The SAM Portfolios currently offer you the opportunity to pursue a variety of specially constructed asset allocation strategies. The Portfolios are designed for long-term investors seeking total return or long-term capital appreciation. The SAM Portfolios invest principally in Institutional Class shares of the Equity Funds and Fixed-Income Funds identified below and the Money Market Fund ("Underlying Funds"). The ''Equity Funds'' include the Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth, and Diversified International Funds. The ''Fixed-Income Funds'' include the Short-Term Income, Mortgage Securities, Income, and High Yield II Funds. Each of the SAM Portfolios may also invest in the Institutional Class shares of other equity funds or fixed-income funds of Principal Investors Fund, at the Sub-Advisor's discretion. Each of the Underlying Funds is a series of Principal Investors Fund. The Sub-Advisor for the Portfolios is Edge Asset Management, Inc. ("Edge").

MAIN STRATEGIES FOR THE PORTFOLIOS
In pursuing its investment objective, each Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the Underlying Funds described in this prospectus. The Portfolios may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each Portfolio will normally invest in the particular market segment represented by each Underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio's investments in those market segments and their corresponding Underlying Funds. Edge may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective, Edge's outlook for the economy and the financial markets, and the relative market valuations of the Underlying Funds.

In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest, without limit, directly in stock or bond index futures and options thereon and the following short-term instruments:
.. short-term securities issued by the U.S. government, its agencies, instrumentalities, authorities, or political subdivisions;
.. other short-term fixed-income securities rated A or higher by Moody's
  Investors Services, Inc. (''Moody's''), Fitch Ratings (''Fitch''), or Standard & Poor's (''S&P'') or, if unrated, of comparable quality in the opinion of Edge;
.. commercial paper, including master notes;
.. bank obligations, including negotiable certificates of deposit, time deposits, and bankers' acceptances; and
.. repurchase agreements.

At the time a Portfolio invests in any commercial paper, bank obligations, or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P or equivalent ratings by Fitch; if no such ratings are available, the investment must be of comparable quality in the opinion of Edge. In addition to purchasing shares of the Funds, a Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with Edge's current asset allocation strategy for the Portfolio. Specifically, each Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the Portfolio's total assets. A Portfolio may also use futures contracts and options for bona fide hedging purposes. Futures contracts and options may also be used to reallocate the Portfolio's assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index.

The principal investment strategies for each Portfolio are further described below in the description of each of the Portfolios, but there are some general principles Edge applies in making investment decisions. When making decisions about how to allocate a Portfolio's assets, Edge will generally consider, among other things, the following factors:

 Federal Reserve         Government budget       State and federal fiscal
 monetary policy         deficits                policies
 Consumer debt           Tax policy              Trade pacts
 Corporate profits       Demographic trends      Interest rate changes
 Governmental
 Elections               Mortgage demand         Business confidence
 Employment trends       Business spending       Geopolitical risks
                         Inflationary
 Consumer spending       pressures               Wage and payroll trends
 Currency flows          Housing trends          Investment flows
 Commodity prices        GDP growth              Import prices
                         Historical financial
 Yield spreads           market returns          Factory capacity utilization
                                                 Market capitalization relative
 Stock market volume     Inventories             values
 Capital goods
 expenditures            Investor psychology     Productivity growth
 Historical asset
 class returns           Technology trends       Asset class correlations
 Cyclical and secular    Risk/return
 economic trends         characteristics         Business activity
                                                 Performance attribution by
 Volatility analysis     Stock valuations        allocation and sector
 Consumer confidence



The discussion of each Portfolio's and Underlying Fund's principal investment strategies includes some of the principal risks of investing in such a portfolio or fund. You can find a more detailed description of these and other principal risks of an investment in each Portfolio or Underlying Fund under ''Certain Investment Strategies and Related Risks.''


MAIN RISKS
There can be no assurance that any Portfolio will achieve its investment objective. The net asset value of each Portfolio's shares is affected by changes in the value of the shares of the Underlying Funds it owns. Each Portfolio's investments are invested in the Underlying Funds and, as a result, the Portfolio's performance is directly related to their performance. A Portfolio's ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives.

Each Portfolio's broad diversification is designed to help cushion severe losses in any one investment sector and moderate the Portfolio's overall price swings. However, the Portfolio's share prices will fluctuate as the prices of the Underlying Funds rise or fall with changing market conditions.


Each Portfolio is subject to the particular risks of the Underlying Funds in the proportions in which the Portfolio invests in them. The primary risks associated with investing in the Underlying Funds are identified in this prospectus in the section entitled "SAM PORTFOLIO UNDERLYING FUNDS."


The greater the investment by each Portfolio in Underlying Funds that invest primarily in stocks, the greater the potential exposure to the following risks:

  .Equity Securities
    Risk                  . Growth Stock Risk         . Value Stock Risk
                          .Market Segment
  . Derivatives Risk        (LargeCap) Risk           . Exchange Rate Risk
  . Active Trading Risk   . Underlying Fund Risk

The greater the investment by each Portfolio in Underlying Funds that invest primarily in bonds or other forms of fixed-income securities, the greater the potential exposure to the following risks:

                           .
                             Municipal Securities
  . Fixed-Income Risk        Risk                  . Portfolio Duration Risk
  .U.S. Government                                 .
    Securities Risk        . Prepayment Risk         High Yield Securities Risk
  .U.S. Government         .Real Estate
    Sponsored Securities     Securities Risk       .Eurodollar and Yankee
    Risk                                             Obligations Risk



The greater the investment by each Portfolio in Underlying Funds that invest in overseas investments, the greater the exposure to the following risks:

  .Foreign Securities
    Risk                   . Exchange Rate Risk      . Small Company Risk
  . Market Segment Risk    . Derivatives Risk



Each Portfolio is also subject to the following risks:



PAYMENT IN KIND LIQUIDITY RISK . Under certain circumstances, an Underlying Fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until Edge determines that it is appropriate to dispose of such securities.



CONFLICT OF INTEREST RISK . The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Portfolios serve in the same capacities for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Portfolios and the Underlying Funds. Because Edge and its affiliated companies earn different fees from the Underlying Funds in which the Portfolios invest, there may be a conflict between the interests of the Portfolios and the economic interests of Edge and its affiliates.


Edge has provided investment advice to each SAM Portfolios since its inception.


As of October 31, 2006, the Portfolios' assets were allocated among the Underlying Funds as follows:

                                  FLEXIBLE           CONSERVATIVE                             CONSERVATIVE           STRATEGIC
                                   INCOME              BALANCED            BALANCED              GROWTH               GROWTH
 UNDERLYING FUND /(1)/            PORTFOLIO           PORTFOLIO            PORTFOLIO           PORTFOLIO             PORTFOLIO
  REIT Fund                          1.07%               2.19%                3.27%               4.33%                 4.33%
  Equity Income Fund                 4.59                9.15                12.18               16.13                 17.09
  Growth & Income Fund               6.16                8.10                12.12               16.04                 17.03
  West Coast Equity Fund             1.32                4.00                 6.01                7.84                  8.88
  MidCap Stock Fund                  2.88                3.43                 5.10                6.57                  8.04
  Growth Fund                        7.35                9.93                15.87               19.66                 23.02
  SmallCap Value Fund                1.13                1.23                 2.05                2.82                  3.03
  SmallCap Growth Fund               1.08                1.13                 1.87                2.61                  2.81
  International Growth Fund                              5.40                 8.25               10.21                 11.70
  Short Term Income Fund            11.72                5.56                 0.94
  U.S. Government Securities
  Fund                              31.06               26.06                17.04                7.30
  Income Fund                       24.76               17.72                10.26                3.88
  High Yield Fund                    6.56                5.75                 4.55                2.52                  4.03
  Other Assets                       0.32                0.35                 0.49                0.09                  0.04
                       TOTAL       100.00%             100.00%              100.00%             100.00%               100.00%
 ///(1)/
  As of October 31, 2006, each of the Underlying Funds was a series of WM Group of Funds ("WMA"). Each of those WMA Underlying
  Funds has been combined into a series of Principal Investors Fund ("PIF") as follows:

         WMA ACQUIRED FUNDS                 PIF ACQUIRING FUNDS
   Equity Income Fund                 Equity Income Fund I
   Growth Fund                        LargeCap Growth Fund
   Growth & Income Fund               Disciplined LargeCap Blend Fund
   High Yield Fund                   High Yield Fund II
   Income Fund                        Income Fund
   International Growth Fund          Diversified International Fund
   Mid Cap Stock Fund                 MidCap Stock Fund
   Money Market Fund                 Money Market Fund
   REIT Fund                          Real Estate Securities Fund
   Short-Term Income Fund             Short-Term Income Fund
   Small Cap Growth Fund              SmallCap Growth Fund
   Small Cap Value Fund               SmallCap Value Fund
   U.S. Government Securities Fund    Mortgage Securities Fund
   West Coast Equity Fund             West Coast Equity Fund

OTHER COMMON RISKS . Each of the Portfolios may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options. Therefore, the Portfolios are subject to the risks associated with such investments including:

  .Fixed-Income            .U.S. Government
    Securities Risk          Securities Risk           . Derivatives Risk


A bar chart and table showing the historical investment performance of each SAM-Portfolio are provided with the description of each Portfolio. The bar chart for each Portfolio shows how the Portfolio's total return has varied year-by-year, and the table for the Portfolio shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Portfolio. A Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. Each Portfolio's investment return is net of the operating expenses of each of the Underlying Funds.

                           FLEXIBLE INCOME PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide a high level of total return
          (consisting of reinvestment of income with some capital appreciation). In general, relative to the other Portfolios, the Flexible Income Portfolio should offer you the potential for a high level of income and a low level of capital growth, while exposing you to a low level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio operates as a fund of funds and invests principally in underlying Equity and Fixed-Income Funds (including the underlying Money Market Fund).

The Portfolio generally invests no more than 30% of its net assets in underlying equity funds.


The Portfolio may invest:
.. Up to 40% of its assets in each of the following underlying Fixed-Income
  Funds: Short-Term Income, Mortgage Securities, Income, High Yield II and Money Market Funds; and, subject to the limits in the prior paragraph,
.. Up to 30% of its assets in each of the following underlying Equity Funds: Real
  Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value and SmallCap Growth.

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper including master notes), bank obligations and repurchase agreements.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1)// /

"1997"8.37

"1998"7.43


"1999"6.82


"2000"3.47


"2001"2.77


"2002"-0.50


"2003"10.38


"2004"4.10


"2005"1.06

"2006" 5.02



LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                      5.73%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                     -2.39%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE)/(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                        PAST 1 YEAR            PAST 5 YEARS             PAST 10 YEARS
 CLASS J (BEFORE TAXES)  ............................               4.02                   3.95                     4.84
     (AFTER TAXES ON DISTRIBUTIONS)/ //(2)/ .............           2.66                   2.64                     2.94
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)
     /(2)/...............................................           2.70                   2.61                     3.01
 Lehman Brothers Aggregate Bond Index /(//3//)/ .........           4.33                   5.06                     6.24
 S&P 500 Index /(//3//)/ ................................          15.79                   6.19                     8.42
 20% S&P 500 Index and 80% Lehman Brothers Aggregate Bond
 Index /(//3//)/.........................................           6.62                   5.44                     6.89
 Morningstar Conservative Allocation Category Average ...           8.17                   5.66                     5.91
 ///(1)/
  The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund's Class A shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance (for the periods prior to the date Class J began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on
  July 25, 1996. The Portfolio's performance between 1996 and 1999 benefited from the agreement of the Portfolio's previous adviser and its affiliates to limit the Portfolio's expenses.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3//)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

                        CONSERVATIVE BALANCED PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide a high level of total return
          (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio should offer you the potential for a medium to high level of income and a medium to low level of capital growth, while exposing you to a medium to low level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio operates as a fund of funds and invests principally in underlying Equity and Fixed-Income Funds (including the underlying Money Market Fund).

The Portfolio invests between 40% and 80% of its net assets in a combination of underlying Fixed-Income Funds (including the underlying Money Market Fund) and between 20% and 60% of its net assets in underlying Equity Funds.

Subject to the limits in the prior paragraph, the Portfolio may invest:
.. "Up to 40% of its assets in each of the following underlying Fixed-Income
  Funds: Short-Term Income, Mortgage Securities, Income, High Yield II and Money Market Funds; and
.. "Up to 30% of its assets in each of the following underlying Equity Funds:
  Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth and Diversified International Funds.

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations and repurchase agreements.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

"1997"6.48

"1998"3.56


"1999"0.33


"2000"2.43


"2001"0.90

"2002"-4.38


"2003"14.21


"2004"5.74


"2005"2.20

"2006" 6.95



LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                      7.59%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                     -5.18%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                        PAST 1 YEAR            PAST 5 YEARS             PAST 10 YEARS
 CLASS J (BEFORE TAXES)  ............................               5.95                   4.77                     3.74
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ...............           4.85                   3.75                     2.11
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)
     /(2)/...............................................           4.09                   3.51                     2.18
 Lehman Brothers Aggregate Bond Index /(//3//)/ .........           4.33                   5.06                     6.24
 S&P 500 Index /(//3//)/ ................................          15.79                   6.19                     8.42
 40% S&P 500 Index and 60% Lehman Brothers Aggregate Bond
 Index /(//3//)/.........................................           8.91                   5.75                     7.45
 Morningstar Conservative Allocation Category Average ...           8.17                   5.66                     5.91
 ///(1)/
  The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund's Class A shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance (for the periods prior to the date Class J began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on
  July 25, 1996. The Portfolio's performance between 1996 and 1999 benefited from the agreement of the Portfolio's previous adviser and its affiliates to limit the Portfolio's expenses.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

                               BALANCED PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide as high a level of total return
          (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio should offer you the potential for a medium level of income and a medium level of capital growth, while exposing you to a medium level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio operates as a fund of funds and invests principally in underlying Equity and Fixed-Income Funds.

The Portfolio invests between at least 30% and no more than 70% of its net assets in underlying Equity Funds and at least 30% and no more than 70% of its net assets in underlying Fixed-Income Funds and the Money Market Fund.


Subject to the limits in the prior paragraph, the Portfolio may invest:
.. "Up to 40% of its assets in each of the following underlying Fixed-Income
  Funds: Short-Term Income, Mortgage Securities, Income, High Yield II and Money Market Funds; and
.. Up to 30% of its assets in each of the following underlying Equity Funds: Real
  Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth and Diversified International Funds.

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations and repurchase agreements.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

"1997"8.46

"1998"14.22


"1999"24.94


"2000"-1.36


"2001"-2.04


"2002"-10.82


"2003"19.48


"2004"7.53


"2005"3.53

"2006" 8.56

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '99                                     14.99%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                     -9.15%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

                                                                    PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS
  FOR THE PERIOD ENDED DECEMBER 31, 2006
 CLASS J (BEFORE TAXES) ......................................          7.56                  5.19                   6.77
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ....................          6.88                  4.53                   5.25
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ ..          5.19                  4.11                   5.00
 Lehman Brothers Aggregate Bond Index /(//3//)/ ..............          4.33                  5.06                   6.24
 S&P 500 Index /(//3//)/ .....................................         15.79                  6.19                   8.42
 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond
 Index /(//3//)/..............................................         11.20                  5.98                   7.88
 Morningstar Moderate Allocation Category Average ............         11.26                  6.09                   7.12
 ///(1)/
  The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund's Class A shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance (for the periods prior to the date Class J began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on
  July 25, 1996. The Portfolio's performance between 1996 and 1999 benefited from the agreement of the Portfolio's previous adviser and its affiliates to limit the Portfolio's expenses.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

                         CONSERVATIVE GROWTH PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio should offer you the potential for a low to medium level of income and a medium to high level of capital growth, while exposing you to a medium to high level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio operates as a fund of funds and invests principally in underlying Equity and Fixed-Income Funds (including the underlying Money Market Fund).

The Portfolio generally invests at least 60% of its net assets in underlying Equity Funds.


The Portfolio may invest up to 30% of its assets in each of the following underlying Fixed-Income Funds: Short-Term Income, Mortgage Securities, Income, High Yield II and Money Market Funds; and, subject to the limits in the prior paragraph, may invest up to 40% of their assets in each of the following underlying Equity Funds: Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth and Diversified International Funds.


The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations and repurchase agreements.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

"1997"6.87

"1998"16.86


"1999"38.04


"2000"-4.48


"2001"-5.69


"2002"-17.01


"2003"25.05


"2004"9.18


"2005"4.57

"2006" 10.10

LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '99                                          21.68%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q3 '01 AND Q3 '02                             -13.04%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                             1 YEAR                5 YEARS                 10 YEARS
 CLASS J (BEFORE TAXES) ....................................          9.10                  5.46                     7.32
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ..................          8.89                  5.18                     6.17
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/          6.18                  4.59                     5.75
 Lehman Brothers Aggregate Bond Index /(//3//)/ ............          4.33                  5.06                     6.24
 S&P 500 Index /(//3//)/ ...................................         15.79                  6.19                     8.42
 80% S&P 500 Index and 20% Lehman Brothers Aggregate Bond
 Index /(//3//)/............................................         13.50                  6.12                     8.21
 Morningstar Moderate Allocation Category Average ..........         11.26                  6.09                     7.12
 ///(1)/
  The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund's Class A shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance (for the periods prior to the date Class J began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on
  July 25, 1996. The Portfolio's performance between 1996 and 1999 benefited from the agreement of the Portfolio's previous adviser and its affiliates to limit the Portfolio's expenses.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(4)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

                           STRATEGIC GROWTH PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio should offer you the potential for a high level of capital growth, and a corresponding level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio operates as a fund of funds and invests principally in underlying Equity and Fixed-Income Funds (including the underlying Money Market Fund).

The Portfolio generally invests at least 75% of its net assets in underlying Equity Funds.


The Portfolio may invest:

  . "Up to 25% of its assets in each of the following underlying Fixed-Income
    Funds: Short-Term Income, High Yield II and Money Market Funds; and, subject to the limits in the prior paragraph,

  . "Up to 50% of its assets in each of the following underlying Equity Funds:
    Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth and Diversified International Funds.

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations and repurchase agreements.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

"1997"10.50

"1998"20.59


"1999"42.18


"2000"-5.88


"2001"-8.11


"2002"-22.03


"2003"29.38


"2004"10.29


"2005"5.36

"2006" 11.00



LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '99                                     24.75%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                    -17.06%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE)/(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                     1 YEAR                   5 YEARS                    10 YEARS
 CLASS J (BEFORE TAXES) ...........................           10.00                     5.41                       7.87
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .........            9.81                     5.31                       6.81
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/.................................            6.76                     4.64                       6.29
 Lehman Brothers Aggregate Bond Index /(//3//)/ ...            4.33                     5.06                       6.24
 S&P 500 Index /(//3//)/ ..........................           15.79                     6.19                       8.42
 Russell 3000 Index /(//3//)/ .....................           15.72                     7.17                       8.64
 Morningstar Large Blend Category Average .........           14.12                     5.92                       7.79
 ///(1)/
  The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund's Class A shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance (for the periods prior to the date Class J began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on
  July 25, 1996. The Portfolio's performance between 1996 and 1999 benefited from the agreement of the Portfolio's previous adviser and its affiliates to limit the Portfolio's expenses.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

FEES AND EXPENSES OF THE PORTFOLIOS
This section describes the fees and expenses that you may pay if you invest in the Class J shares of a Portfolio. Estimated expenses of the underlying funds in which the portfolios invest are included. The examples below are intended to help you compare the cost of investing in the Portfolios with the costs of investing in other mutual funds. The examples assume that your $10,000 investment in the noted class of shares has a 5% return each year, as required for illustration purposes by the Securities and Exchange Commission (the ''SEC''), and that the Portfolio's operating expenses, including the operating expenses of the underlying funds, remain the same. Your actual costs may be higher or lower than those in the examples.

                                                                 ANNUAL FUND OPERATING EXPENSES
             10 YEARS                                                     (ESTIMATED)
                                                                       EXPENSES THAT ARE
                                                                   DEDUCTED FROM FUND ASSETS)
                                                                                                        ACQUIRED
                                                                                                          FUND         TOTAL
                                                                                                      ("UNDERLYING    ANNUAL
                                                                    GROSS                   NET FEES     FUND")        FUND
                                   MANAGEMENT   12B-1     OTHER    FEES AND     EXPENSE       AND       FEES AND     OPERATING
  CLASS J SHARES                      FEES     FEES /1/  EXPENSES  EXPENSES  REIMBURSEMENT  EXPENSE     EXPENSES     EXPENSES
 Flexible Income Portfolio           0.31%      0.50%     1.78%     2.59%        1.64%       0.95%       0.56%         1.51%
 Conservative Balanced Portfolio     0.31       0.50      1.78      2.59         1.64        0.95        0.59          1.54
 Balanced Portfolio                  0.31       0.50      1.78      2.59         1.64        0.95        0.62          1.57
 Conservative Growth Portfolio       0.31       0.50      1.78      2.59         1.64        0.95        0.66          1.61
 Strategic Growth Portfolio          0.31       0.50      1.78      2.59         1.64        0.95        0.68          1.63



EXAMPLE
The examples below are intended to help you compare the cost of investing in the Portfolios with the costs of investing in other mutual funds. The examples assume that your $10,000 investment in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses, including the operating expenses of the underlying funds, remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                  CLASS J SHARES
 ------------------------------------------------------------------------------------------------------------------
                                         IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 ------------------------------------------------------------------------------------------------------------------
                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------
                                        1        3          5         10            1       3         5          10
 FLEXIBLE INCOME PORTFOLIO         $254     $791     $1,482     $3,324          $154    $791    $1,482     $3,324
 CONSERVATIVE BALANCED PORTFOLIO    257      800      1,497      3,352           157     800     1,497      3,352
 BALANCED PORTFOLIO                 260      809      1,512      3,380           160     809     1,512      3,380
 CONSERVATIVE GROWTH PORTFOLIO      264      821      1,531      3,417           164     821     1,531      3,417
 STRATEGIC GROWTH PORTFOLIO         266      817      1,530      3,425           166     817     1,530      3,425



SAM PORTFOLIO UNDERLYING FUNDS

The investment strategies and principal risks for the Real Estate Securities, Disciplined LargeCap Blend, LargeCap Growth, SmallCap Value, SmallCap Growth, Diversified International and Money Market Funds are described in this Prospectus. The investment strategies and principal risks of the Equity Income I, West Coast Equity, MidCap Stock, Short-Term Income, Mortgage Securities, Income and High Yield II Funds are described below.



EQUITY INCOME FUND I . Among the principal risks of investing in the Equity Income Fund I are: equity securities risk, fixed-income securities risk, real estate securities risk, high yield securities risk, foreign securities risk, U.S. government securities risk, prepayment risk, value stock risk, exchange rate risk, derivatives risk, and underlying fund risk.

The Equity Income Fund I invests primarily (normally at least 80% of its net assets, plus any borrowings for investment purposes) in dividend-paying common stocks and preferred stocks. In selecting investments for the Fund, Edge looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in "value" stocks currently selling for less than Edge believes they are worth. The fund may:
  . invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. government securities and asset backed-securities;
  . invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds");
  . purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets;
  . invest up to 20% of its assets in REIT securities; and . invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

 The fund may write (sell) covered call options.



WEST COAST EQUITY FUND . Among the principal risks of investing in the West Coast Equity Fund are: equity securities risk, geographic concentration risk, real estate securities risk, foreign securities risk, exchange rate risk, derivatives risk, small company risk, high yield securities risk, and underlying fund risk.


This Fund invests primarily in common stocks of companies located or doing business in Alaska, California, Oregon and Washington.


Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in the common stocks of West Coast companies. West Coast companies include those with:

  . principal executive offices located in the region, which includes Alaska,
    California, Oregon and Washington;
  . over 50% of their work force employed in the region; or . over 50% of their sales within the region.

In selecting investments for the Fund, the Fund's Sub-Advisor, Edge, looks for equity securities that it believes are undervalued, yet well-managed, with excellent long-term growth possibilities.


The Fund may invest up to 20% of its assets in REIT securities and high yield fixed-income securities (sometimes called "junk bonds").


While no individual fund is intended as a complete investment program, this is particularly true of this Fund which could be adversely impacted by economic trends within this four state area.



MIDCAP STOCK FUND . Among the principal risks of investing in the MidCap Stock Fund are: equity securities risk, fixed-income securities risk, real estate securities risk, small company risk, foreign securities risk, prepayment risk, market segment (mid cap) risk, exchange rate risk, derivatives risk, and underlying fund risk.


The fund generally invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with market capitalizations at the time of purchase in the range represented by companies included in the S&P Mid Cap 400 ($522 million and $10.6 billion as of December 31, 2006).


In selecting investments for the Fund, the Fund's Sub-Advisor, Edge, looks for equity investments in companies that have solid management, a competitive advantage and the resources to maintain superior cash flow and profitability over the long run. In determining whether securities should be sold, Edge considers factors such as high valuations relative to other investment opportunities and deteriorating short- or long-term business fundamentals or future growth prospects. The fund will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the S&P Mid Cap 400.

The Fund may also
  . invest up to 20% of its assets in REIT securities;
  . invest in fixed-income securities of any maturity, including mortgage-backed securities;
  . invest up to 20% of its assets in high yield fixed-income securities
    (commonly known as "junk bonds");
  . purchase and sell U.S. government securities and collateralized mortgage obligations on a "when-issued" or "delayed delivery" basis in an aggregate of up to 20% of the market value of its total assets; and
  . invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.


SHORT-TERM INCOME FUND . Among the principal risks of investing in the Short-Term Income Fund are: fixed-income securities risk, U.S. government securities risk, portfolio duration risk, U.S. government sponsored securities risk, real estate securities risk, prepayment risk, investment company securities risk, foreign securities risk, exchange rate risk, derivatives risk, and underlying fund risk.


The Fund invests substantially all of its assets in fixed-income securities that, at the time of purchase, are rated in one of the top four rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or, if unrated, are judged to be of comparable quality by the Fund's Sub-Advisor, Edge. All fixed-income securities purchased by the Fund will be investment-grade at the time of purchase.


The Fund maintains a weighted average duration of three years or less and a weighted average maturity of five years or less. Duration measures the sensitivity of a bond's price to changes in the general level of interest rates. The duration of a fixed-income security is the weighted average term to maturity of the present value of future cash flows, including interest and principal payments.


The Fund may invest in securities issued or guaranteed by domestic and foreign governments and government agencies and instrumentalities and in high-grade corporate fixed-income securities, such as bonds, debentures, notes, equipment lease and trust certificates, mortgage-backed securities, and collateralized mortgage obligations. The Fund may invest in fixed-income securities issued by REITs.


The Fund may also:
  . invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated fixed-income securities issued by foreign issuers and foreign branches of U.S. banks;
  . invest up to 5% of its assets in preferred stock;
  . invest in certain illiquid investments, such as privately placed securities, including restricted securities;
  . invest up to 10% of its assets in securities of unaffiliated mutual funds;
  . borrow money or enter into reverse repurchase agreements or dollar roll transactions in the aggregate of up to 33 1/3% of its total assets; and . invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.


MORTGAGE SECURITIES FUND . Among the principal risks of investing in the Mortgage Securities Fund are: U.S. government securities risk, U.S. government sponsored securities risk, portfolio duration risk, prepayment risk, derivatives risk, and underlying fund risk.


Edge is the Fund's Sub-Advisor. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in mortgage-backed securities, including collateralized mortgage obligations, and in other obligations that are secured by mortgages or mortgage-backed securities, including repurchase agreements. The Fund may also invest in U.S. government securities. Certain issuers of U.S. government securities are sponsored or chartered by Congress but their securities are neither issued or guaranteed by the U.S. Treasury.INCOME FUND . Among the principal risks of investing in the Income Fund are: fixed-income securities risk, real estate securities risk, prepayment risk, foreign securities risk, U.S. government securities risk, U.S. government sponsored securities risk, high yield securities risk, exchange rate risk, derivatives risk, and underlying fund risk.

Edge is the Fund's Sub-Advisor. The Fund invests primarily in diversified pools of fixed-income securities, including corporate securities, U.S. Government securities and mortgage-backed securities (including collateralized mortgage obligations), up to 35% of which may be in non-investment grade fixed-income securities (sometimes called "junk bonds").


The Fund invests most of its assets in:
  . fixed-income and convertible securities;
  . U.S. government securities, including mortgage-backed securities issued by the Government National Mortgage Association ("GNMA"), FNMA and FHLMC or similar government agencies or government-sponsored entities;
  . commercial mortgage-backed securities;
  . obligations of U.S. banks that belong to the Federal Reserve System;
  . preferred stocks and convertible preferred stocks;
  . the highest grade commercial paper as rated by S&P, Fitch or Moody's; and . deposits in U.S. banks.

The Fund may also:
  . invest in securities denominated in foreign currencies and receive interest, dividends and sale proceeds in foreign currencies;
  . engage in foreign currency exchange transactions for hedging or non-hedging purposes and purchase and sell currencies on a spot (i.e. cash) basis, enter into forward contracts to purchase or sell foreign currencies at a future date and buy and sell foreign currency futures contracts;
  . borrow up to 5% of its total net assets for emergency, non-investment purposes and enter into dollar roll transactions limited in the aggregate to no more than 25% of its total net assets;
  . purchase securities of issuers that deal in real estate or interests in real estate acquired through the exercise of its rights as a holder of fixed-income securities secured by real estate or interests therein;
  . purchase and sell interest rate futures and options; and . invest up to 35% of its assets in high yield fixed-income securities
    (sometimes called "junk bonds").


HIGH YIELD FUND II . Among the principal risks of investing in the High Yield Fund II are: fixed-income securities risk, high yield securities risk, equity securities risk, real estate securities risk, foreign securities risk, derivatives risk, emerging markets risk, exchange rate risk, small company risk, and underlying fund risk.


The Fund invests primarily in high-yield, high-risk non-investment-grade fixed-income securities (sometimes called "junk bonds"), which may include foreign investments.


The Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed-income securities (including convertible securities and preferred stocks) rated lower than BBB by S&P or Fitch or rated lower than Baa by Moody's or of equivalent quality as determined by the Fund's Sub-Advisor, Edge.


The remainder of the Fund's assets may be invested in any other securities Edge believes are consistent with the Fund's objective, including higher rated fixed-income securities, REIT securities, common stocks, preferred stocks and convertible securities. The Fund may also invest in securities of foreign issuers, including those located in developing or emerging countries and engage in hedging strategies involving options.

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS

The Class J shares of the Funds are sold without a front-end sales charge. There is no sales charge on shares purchased with reinvested dividends or other distributions.

ONE-TIME FEES
.. If you sell your Class J shares within 18 months of purchase, a contingent deferred sales charge (CDSC) may be imposed on the shares sold. The CDSC, if any, is determined by multiplying by 1.00% the lesser of the market value at the time of redemption or the initial purchase price of the shares sold.
  . The CDSC is not imposed on shares:
    . that were purchased pursuant to the Small Amount Force Out program (SAFO); . redeemed within 90 days after an account is re-registered due to a shareholder's death; or
    . redeemed due to a shareholder's disability (as defined in the Internal
      Revenue Code) provided the shares were purchased prior to the disability; . redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;
    . sold using a periodic withdrawal plan (up to 1% per month (measured cumulatively with respect to non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the periodic withdrawal plan is established);
    . that were purchased through the Principal Income IRA; or . from retirement plans to satisfy excess contribution rules under the
      Internal Revenue Code.
.. An excessive trading fee* of 1.00% is charged on redemptions or exchanges of $30,000 or more if the shares were purchased within 30 days of the redemption or exchanges. The fee does not apply to redemptions from the Money Market Fund or to redemptions made: through a periodic withdrawal plan; due to a shareholder's death or disability (as defined in the Internal Revenue Code); or to satisfy minimum distribution rules imposed by the Internal Revenue Code. The fee is calculated as a percentage of market value of the shares redeemed or exchanged at the time of the shares' redemption.

ONGOING FEES
Ongoing fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

Each Principal LifeTime Fund, as a shareholder in the underlying fund, bears its pro rata share of the management fees incurred by each underlying fund. The investment return of each Principal LifeTime Fund is net of the underlying funds' management fee.


Each of the Funds pays ongoing fees to Principal and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, Principal has agreed to provide investment advisory services and corporate administrative services to the Funds.
.. Distribution Fee - Each of the Funds has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Class J shares. Under the plan, the Class J shares of each Fund pays a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Because they are ongoing fees, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
.. Transfer Agent Fee - Principal Shareholder Services, Inc. ("PSS") has entered into a Transfer Agency Agreement with the Fund under which PSS provides transfer agent services to the Class J shares of the Fund. These services are currently provided at cost.

Class J shares of the Funds also pay expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to Class J shareholder, the cost of shareholder meetings held solely for Class J shares, and other operating expenses of the Fund.

DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION


Each of the Funds has adopted a 12b-1 Plan for the Class J shares of the Fund. Under the 12b-1 Plans, each Fund may make payments from its assets attributable to the particular share class to the Fund's Distributor for distribution-related expenses and for providing services to shareholders of that share class. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.


The Distributor for Class J shares of Principal Investors Fund is Principal Funds Distributor, a wholly owned subsidiary of Principal. The term "Distributor" as used in this section refers to Principal Funds Distributor.


The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the Funds are set forth below:

               FUND                   MAXIMUM ANNUALIZED RULE 12B-1 FEE
               ----                   ---------------------------------
 All Funds except Money Market Fund                 0.50%
 Money Market Fund                                  0.25%


The Distributor has contractually agreed to reduce the 12b-1 fee from 0.50% to 0.45% through December 31, 2007. The effect of this reduction will be to lower each Fund's total operating expenses and increase the funds total return.


The proceeds from the Rule 12b-1 fees paid by Class J shareholders, together with any applicable contingent deferred sales charge, are paid to the Distributor. The Distributor generally uses these fees to finance any activity that is primarily intended to result in the sale of shares. Examples of such expenses include compensation to salespeople and selected dealers (including financing the commission paid to the dealer at the time of the sale), printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars. The Distributor also uses the fees to provide services to existing shareholders, including without limitation, services such as furnishing information as to the status of shareholder accounts, responding to telephone and written inquiries of shareholders, and assisting shareholders with tax information.



PAYMENTS TO INVESTMENT REPRESENTATIVES AND THEIR FIRMS . Financial intermediaries market and sell shares of the Funds. These financial intermediaries receive compensation from the Distributor and its affiliates for selling shares of the Funds and/or providing services to the Funds' shareholders. Financial intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any sales charge and/or Rule 12b-1 Plan fee that the shareholder or the Funds pay to the Distributor. Individual Investment Representatives may generally receive some or all of the amounts paid to the financial intermediary with which he or she is associated.


Princor may, from time-to-time, at its expense or through use of amounts it receives from the Fund through a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940, if applicable, pay a bonus or other consideration or incentive to dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Funds' shares or the amount that any particular Fund receives as the proceeds from such sales. In addition, Princor or its affiliates may provide financial support to dealers that sell shares of the Funds. This support is based primarily on the amount of sales of fund shares and/or total assets in the Funds. The amount of support may be affected by total sales; net sales; levels of redemptions; the dealers' support of, and participation in, Princor's marketing programs and the extent of a dealer's marketing programs relating to the Funds. Financial support to dealers may be made from payments from Princor's resources, from its retention of underwriting concessions and, in the case of share classes that have 12b-1 fees, from payments to Princor under such plans.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


This information in this section does not directly apply to the Principal LifeTime Funds or the Strategic Asset Management ("SAM") Portfolios, except to the extent the SAM Portfolios invest in securities other than the underlying funds. It does apply to the underlying funds in which the LifeTime Funds and SAM Portfolios invest. The Statement of Additional Information ("SAI") contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES

MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Although not a principal investment strategy, each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty's collateral invested by the Fund declines in value as a result of the investment losses.

REVERSE REPURCHASE AGREEMENTS
A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

CURRENCY CONTRACTS
A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
Although not a principal investment strategy, each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of the Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Funds may invest in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES
The Bond & Mortgage Securities, Short-Term Bond and Ultra Short Bond Funds may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by Principal or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative. Each of the Principal LifeTime Funds and Strategic Asset Management Portfolios may invest in underlying funds that may invest in such securities.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Sub-Advisor thinks it is in the best interest of shareholders.


REAL ESTATE INVESTMENT TRUSTS
The Funds, except the Money Market Fund, may invest in real estate investment trust securities, herein referred to as ''REITs.'' In addition, the Real Estate Securities Fund typically invests a significant portion of its net assets in REITs. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT's expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.


INITIAL PUBLIC OFFERINGS ("IPOS")
Certain of the Funds may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.

DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps, and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment; and .. the counterparty may fail to perform its obligations.

EXCHANGE TRADED FUNDS (ETFS)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Funds could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.

FOREIGN INVESTING
As a principal investment strategy, the Diversified International, International Emerging Markets and International Growth Funds may invest Fund assets in securities of foreign companies. The other Funds (except Government & High Quality Bond Fund) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S. and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, or currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political, and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SMALL AND MEDIUM CAPITALIZATION COMPANIES
The Funds (except the Government & High Quality Bond Fund) may invest in securities of companies with small- or mid-sized market capitalizations. The Bond & Mortgage Securities, High Quality Intermediate-Term Bond, Inflation Protection, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, Partners LargeCap Blend, Money Market, Partners LargeCap Blend I, Partners LargeCap Growth, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Preferred Securities, Real Estate Securities and Short-Term Bond Funds may hold securities of small and medium capitalization companies but not as a principal investment strategy. The international funds invest in the securities of foreign corporations without regard to the market capitalizations of those companies. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

TEMPORARY DEFENSIVE MEASURES
From time to time, as part of its investment strategy, each Fund (other than the Money Market Fund which may invest in high-quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


FUND OF FUNDS
The performance and risks of each Principal LifeTime Fund and Strategic Asset Management ("SAM") Portfolio directly corresponds to the performance and risks of the underlying funds in which the Fund or Portfolio invests. By investing in many underlying funds, the Principal LifeTime Funds and the SAM Portfolios have partial exposure to the risks of many different areas of the market. The more a Principal LifeTime Fund or SAM Portfolio allocates to stock funds, the greater the expected risk.

Each Principal LifeTime Fund and SAM Portfolio indirectly bears its pro-rata share of the expenses of the Underlying Funds in which it invests, as well as directly incurring expenses. Therefore, investment in a Principal LifeTime Fund or SAM Portfolio may be more costly than investing directly in shares of the Underlying Funds.If you are considering investing in a Principal LifeTime Fund, you should take into account your estimated retirement date and risk tolerance. In general, each Principal LifeTime Fund is managed with the assumption that the investor will invest in a Principal LifeTime Fund whose stated date is closest to the date the shareholder retires. Choosing a Fund targeting an earlier date represents a more conservative choice; targeting a Fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the Fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the Principal LifeTime Funds are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.


The risks associated with investing in an Underlying Fund of a fund of funds are discussed in Appendix A under Underlying Fund Risk.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have high portfolio turnover.

Funds with high turnover rates (more than 100%) often have higher transaction costs (that are paid by the Fund) that may have an adverse impact on Fund performance and may generate short-term capital gains (on which taxes may be imposed even if no shares of the Fund are sold during the year). No turnover rate can be calculated for the Money Market Fund because of the short maturities of the securities in which it invests. Turnover rates for each of the other Funds may be found in the Fund's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

MANAGEMENT OF THE FUNDS


THE MANAGER
Principal Management Corporation ("Principal") serves as the Manager for the Fund. Through the Management Agreement with the Fund, Principal provides investment advisory services and provide certain corporate administrative services for the Fund.

A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund is available in the Fund's annual shareholder report for the fiscal year ended October 31, 2006.

Principal is an indirect subsidiary of Principal Financial Group, Inc. and has managed mutual funds since 1969. Principal's address is Principal Financial Group, Des Moines, Iowa 50392-2080.

Principal provides a substantial part of the investment advisory services to each of the Principal LifeTime Funds directly, while engaging PGI as a sub-advisor to provide asset allocation services to the Funds. The portfolio manager appointed by Principal for each Principal LifeTime Fund is Douglas A. Loeffler. The portfolio manager appointed by PGI for each Principal LifeTime Fund is Dirk Laschanzky. On behalf of PGI, Mr. Laschanzky develops, implements and monitors the Fund's strategic or long-term asset class targets and target ranges. On behalf of Principal, Mr. Loeffler implements the strategic asset allocation Mr. Laschanzky sets.


DOUGLAS A. LOEFFLER, CFA . Mr. Loeffler is a Vice President of Principal. He is the senior member of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program. He is responsible for preparing periodic evaluation reports including both qualitative and quantitative analysis. Mr. Loeffler participates in the manager selection process and portfolio reviews. Joining Principal in 2004, he has 16 years of investment experience including 14 years in the mutual fund industry (Scudder and Founders Asset Management). His background includes quantitative analysis, fundamental analysis and portfolio management focusing on non-U.S. stocks. Mr. Loeffler earned an MBA in Finance at the University of Chicago and a degree in Economics from Washington State University. He has earned the right to use the Chartered Financial Analyst designation.


THE SUB-ADVISORS
Principal has signed contracts with various Sub-Advisors. Under the sub-advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Fund. For these services, the Sub-Advisor is paid a fee by Principal. Information regarding Sub-Advisors and individual portfolio managers is set forth below. The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in each of the Funds.

SUB-ADVISOR: AllianceBernstein L.P. ("AllianceBernstein"). AllianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105.

The portfolio managers listed below for the Partners SmallCap Growth Fund I operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The management of and investment decisions for the Fund's portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund's portfolio are: Marilyn Fedak, John Mahedy, John Phillips and Chris Marx.

                                                DAY-TO-DAY
           FUND                                 FUND MANAGEMENT
           ----                                 ---------------
           Partners LargeCap Value              Marilyn G. Fedak
                                                Mark R. Gordon
                                                John Mahedy
                                                Chris Marx
                                                John D. Phillips, Jr.
           Partners SmallCap Growth I           Bruce K. Aronow
                                                Michael W. Doherty
                                                N. Kumar Kirpalani
                                                Samantha S. Lau
                                                James Russo




BRUCE K. ARONOW, CFA . Senior Vice President, Portfolio Manager/Research Analyst. Mr. Aronow is team leader of the Small Cap Growth equity portfolio management team. Prior to joining AllianceBernstein in 1999, Mr. Aronow was responsible for research and portfolio management of the small cap consumer sectors since early 1997 at INVESCO (NY) (formerly Chancellor Capital Management). He joined Chancellor in 1994. Previously, Mr. Aronow was a Senior Associate with Kidder, Peabody & Company. Mr. Aronow holds a BA from Colgate University. Mr. Aronow is a member of both the New York Society of Security Analysts and the Association of Investment Management & Research. He is a Chartered Financial Analyst.



MICHAEL W. DOHERTY . Assistant Vice President, Quantitative Analyst. Mr. Doherty is responsible for maintaining and updating the quantitative models used by the small cap group. He also provides research assistance across all industries and portfolio administration. Prior to joining AllianceBernstein in 1999, Mr. Doherty worked as a small cap research assistant and portfolio administrator for INVESCO (NY) (formerly Chancellor Capital Management). Mr. Doherty began his career at Citicorp Investment Management in 1983 as a research assistant. He is currently attending Mount Saint Mary's College working toward a BA in Business Administration.



MARILYN G. FEDAK, CFA . Ms. Fedak joined Bernstein in 1984 as a senior portfolio manager. An Executive Vice President of AllianceBernstein since 2000, she is Head of Global Value Equities and chair of the US Large Cap Value Equity Investment Policy Group. Ms. Fedak serves on AllianceBernstein's Management Executive Committee and is also a Director of SCB Inc. She earned a BA from Smith College and an MBA from Harvard University. She has also earned the right to use the Chartered Financial Analyst designation.



N. KUMAR KIRPALANI, CFA . Vice President, Portfolio Manager/Research Analyst. Prior to joining AllianceBernstein in 1999, Mr. Kirpalani was responsible for research and portfolio management of small cap industrial, financial and energy sectors for INVESCO (NY) (formerly Chancellor Capital Management). Mr. Kirpalani joined Chancellor in 1993. Previously, Mr. Kirpalani served as Vice President of Investment Research at Scudder, Stevens & Clark. Mr. Kirpalani received a BTech from the Indian Institute of Technology and an MBA from the University of Chicago. Mr. Kirpalani is a member of both the New York Society of Security Analysts and the Association for Investment Management and Research. He is a Chartered Financial Analyst and has 22 years of investment experience.

SAMANTHA S. LAU, CFA . Vice President, Portfolio Manager/Research Analyst. Prior to joining AllianceBernstein in 1999, Ms. Lau was responsible for covering small cap technology companies for INVESCO (NY) (formerly Chancellor Capital Management). She joined Chancellor LGT in 1997. Previously Ms. Lau worked for three years in the investment research department of Goldman Sachs. Ms. Lau has a BS, magna cum laude, in Finance and Accounting from the Wharton School of the University of Pennsylvania. She is a Chartered Financial Analyst.



JOHN MAHEDY, CPA . Mr. Mahedy was named Co-CIO-US Value equities in 2003. He continues to serve as director of research-US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst at AllianceBernstein's institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001. He earned a BS and an MBA from New York University.



CHRISTOPHER W. MARX . Mr. Marx joined the firm in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Mr. Marx earned an AB in Economics from Harvard, and an MBA from the Stanford Graduate School of Business.



JOHN D. PHILLIPS, JR., CFA . Mr. Phillips joined the firm in 1994 and is a senior portfolio manager and member of the US Value Equities Investment Policy Group. He is also chairman of AllianceBernstein's Proxy Voting Committee. Mr. Phillips earned a BA from Hamilton College and an MBA from Harvard University. He has also earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: American Century Investment Management, Inc. ("American Century") was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Growth II  Prescott LeGard
                                        Gregory Woodhams




E.A. PRESCOTT LEGARD, CFA . Mr. LeGard is a Vice President and Portfolio Manager for American Century. Mr. LeGard joined the company in 1999. Before joining the company, he was an Equity Analyst for USAA Investment Management where he analyzed technology companies. He has worked in the investment industry since 1993. Mr. LeGard holds a BA degree in Economics from DePauw University. He has earned the right to use the Chartered Financial Analyst designation.



GREGORY J. WOODHAMS, CFA . Mr. Woodhams is a Vice President and Senior Portfolio Manager for American Century. Mr. Woodhams has worked in the financial industry since 1992 and joined American Century in 1997. Previously, he was Vice President and Director of Equity Research at Texas Commerce Bank. Mr. Woodhams holds a Bachelor's degree in Economics from Rice University and a Master's degree in Economics from the University of Wisconsin at Madison. He has earned the right to use the Chartered Financial Analyst designation.

SUB-ADVISOR: Ark Asset Management Co., Inc. ("Ark Asset") is an independent,
         100% employee owned investment management firm. Ark Asset's offices are located at 125 Broad Street, New York, NY 10004.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Value      Coleman M. Brandt
                                        William G. Charcalis




COLEMAN M. BRANDT . Vice Chairman, Ark Asset. Mr. Brandt joined Ark Asset in 1989. Prior to joining Ark Asset, he served as President of Lehman Management Co., Inc. He earned an MBA from the Harvard Graduate School of Business Administration and a BS from the Philadelphia Textile Institute.



WILLIAM G. CHARCALIS . Managing Director, Ark Asset. Mr. Charcalis joined Ark Asset in 1994 as Senior Manager and has served in his current position since 1997. Prior to joining Ark Asset, he was Senior Manager at The IBM Retirement Funds. He earned a BS from the University of Southern California.


SUB-ADVISOR: Barrow, Hanley, Mewhinney & Strauss ("BHMS") is an investment advisory firm that was founded in 1979. It is registered as an investment adviser under the Investment Advisers Act of 1940. BHMS manages investments for institutional investors. It is a wholly owned subsidiary of Old Mutual Asset Management (US), which is a wholly owned subsidiary of Old Mutual plc. BHMS's address is 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           MidCap Value                 James P. Barrow
                                        Mark Giambrone




JAMES P. BARROW . During Mr. Barrow's investment career, he has worked as a securities analyst and portfolio manager for several major institutions including Citizens & Southern Bank of South Carolina, Atlantic Richfield and Reliance Insurance. In 1973 joined Republic National Bank of Dallas as a portfolio manager, where he worked with Tim Hanley and John Strauss. He later was placed in charge of the Employee Benefit Portfolio Group and was a member of the Trust Investment Committee until the founding of BHMS in 1979. Mr. Barrow is the lead portfolio manager for the Vanguard Windsor II and Selected Value Funds. He earned a BS from the University of South Carolina.



MARK GIAMBRONE, CPA . Mr. Giambrone joined BHMS in December 1998 and became a principal in 2000. Prior to joining BHMS, Mr. Giambrone served as a portfolio consultant at HOLT Value Associates. During his career, he has also served as a senior auditor/tax specialist for KPMG Peat Marwick and Ernst & Young Kenneth Leventhal. Mr. Giambrone is a member of the American Institute of Certified Public Accountants. He graduated summa cum laude from Indiana University with a BS in Accounting, and earned an MBA from the University of Chicago.

SUB-ADVISOR: BNY Investment Advisors ("BNY"), a separately identifiable division of The Bank of New York, is located at 1633 Broadway, NY, NY 10019. Founded by Alexander Hamilton in 1784, The Bank of New York is one of the largest commercial banks in the United States. The Bank of New York began offering investment services in the 1830s and manages investments for institutions and individuals.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Growth II  James Boffa
                                        Kurt Zyla
           Partners LargeCap Value      James Boffa
                                        Kurt Zyla




JAMES BOFFA . Mr. Boffa is a Senior Short Term Portfolio Manager in the Short Term Money Management Department of BNY. He began his career with The Bank of New York in 1980 managing an Operations Group. Mr. Boffa specializes in the management of overnight Short Term portfolios. He earned a Bachelor's degree in Business and Psychology from Pace University.



KURT ZYLA . Mr. Zyla is the Managing Director and Division Head of Index Fund Management at BNY. Prior to managing the Division in 1998, he was an index portfolio manager and worked in the Special Investment Products area, focusing on portfolio transitions/liquidations and equity derivative product strategies. Before joining BNY in 1989, Mr. Zyla worked in the Specialty Chemical's Division of Engelhard Corporation in the areas of technical sales and product management. He earned a BS in Chemical Engineering from New Jersey Institute of Technology and an MBA from New York University's Stern School of Business.


SUB-ADVISOR: Columbus Circle Investors ("CCI") is an affiliate of PGI and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902.

                                         DAY-TO-DAY
           FUND                          FUND MANAGEMENT
           ----                          ---------------
           LargeCap Growth               Anthony Rizza
           MidCap Growth                 Clifford G. Fox
           Partners SmallCap Growth III  Clifford G. Fox




CLIFFORD G. FOX, CFA . Mr. Fox, portfolio manager, joined CCI in 1992. He received an MBA from the Stern School of Business, New York University and a BS from the Wharton School, University of Pennsylvania. Mr. Fox has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



ANTHONY RIZZA, CFA . Mr. Rizza, portfolio manager, joined CCI in 1991. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

SUB-ADVISOR: Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.)
         ("Edge") is an affiliate of Principal and a member of the of Principal Financial Group. Edge has been in the business of investment management since 1944. Its address is 1201 Third Avenue, 8th Floor, Seattle, WA 98101.

                                                  DAY-TO-DAY
           FUND                                   FUND MANAGEMENT
           ----                                   ---------------
           Strategic Asset Management Portfolios  Randall L. Yoakum
             Balanced Portfolio                   Michael D. Meighan
             Conservative Balanced Portfolio
             Conservative Growth Portfolio
             Flexible Income Portfolio
             Strategic Growth Portfolio




MICHAEL D. MEIGHAN, CFA . Mr. Meighan, Vice President and Senior Portfolio Manager of Edge, was responsible for co-managing the predecessor SAM Portfolios with Mr. Yoakum (see below) beginning March 2003. Mr. Meighan joined Edge in 1999. Between 1993 and 1999, he was employed with Mr. Yoakum at D.A. Davidson & Co. as a Portfolio Manager and Senior Analyst for its asset allocation product.



RANDALL L. YOAKUM, CFA . Mr. Yoakum, Senior Vice President and Chief Investment Strategist of Edge, led a team of investment professionals in managing the predecessor SAM Portfolios beginning January 1999. Between 1997 and 1999, Mr. Yoakum was Chief Investment Officer for D.A. Davidson & Co. Between 1994 and 1997, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen's Trust Company, and, prior to that, Mr. Yoakum was Senior Vice President and Chief Equity Officer for Composite Research & Management Co. (the predecessor to WM Advisors) for eight years.


SUB-ADVISOR: Emerald Advisers, Inc. ("Emerald") is a wholly owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, PA 17601.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Growth II  Joseph W. Garner
                                        Kenneth G. Mertz II
                                        Stacey L. Sears



The portfolio management and strategy team have long tenures at Emerald, with Ms. Sears joining Emerald in 1991, Mr. Mertz in 1992 and Mr. Garner in 1994.



JOSEPH W. GARNER . Mr. Garner joined Emerald in 1994 and serves as Director of Emerald Research and Portfolio Manager. Prior to joining Emerald, Mr. Garner was the Program Manager of the Pennsylvania Economic Development Financing Authority (PEDFA); an Economic Development Analyst with the PA Department of Commerce's Office of Technology Development; and an Industry Research Analyst with the Pittsburgh High Technology Council. Mr. Garner earned an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.

KENNETH G. MERTZ II, CFA. . Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc. Formerly he served as Past Trustee, Vice President of the Emerald Mutual Funds (1992-2005) and Chief Investment Officer of the Pennsylvania State Employees' Retirement System (1985-1992). He earned a BA in Economics from Millersville University.


Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz, Ms. Sears and Mr. Garner work as a team developing strategy.



STACEY L. SEARS . Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. She is co-manager of the Forward Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears earned a BS in Business Administration from Millersville University and an MBA from Villanova University.


SUB-ADVISOR: Essex Investment Management Company, LLC ("Essex") is a
         Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. Its address is 125 High Street, 29th Floor, Boston, MA 02110.

                                             DAY-TO-DAY
           FUND                              FUND MANAGEMENT
           ----                              ---------------
           Partners SmallCap Growth Fund II  Nancy B. Prial




NANCY B. PRIAL, CFA . Ms. Prial is a Portfolio Manager on the Essex Small-Micro Cap Growth and Small-Mid Cap Growth strategies. Prior to joining the firm, she spent six years at The Burridge Group, LLC as Vice President and Chief Investment Officer and four years at the Twentieth Century Division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager. Ms. Prial graduated from Bucknell University with a BS in Electrical Engineering and a BA in Mathematics. She also earned an MBA from Harvard Business School. Ms. Prial has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Goldman Sachs Asset Management, L.P. ("Goldman Sachs") is part of the Investment Management Division ("IMD") of Goldman, Sachs & Co. Goldman Sach's principal office is located at 32 Old Slip, New York, NY 10005.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend I    Melissa R. Brown
                                        Robert C. Jones




MELISSA R. BROWN, CFA . Ms. Brown is a senior portfolio manager responsible for the US Portfolios for the Global Quantitative Equity ("GQE") group. A member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown joined Goldman Sachs as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities. She earned an MBA from New York University. She has earned the right to use the Chartered Financial Analyst designation.

ROBERT C. JONES, CFA . Mr. Jones is the Chief Investment Officer and a senior portfolio manager for the GQE group. He brings 20 years of investment experience to his work in managing the GQE group. Mr. Jones joined Goldman Sachs as a portfolio manager in 1989. He earned an MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Jacobs Levy Equity Management, Inc. ("Jacobs Levy") provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity separate accounts for institutional clients. Its address is 100 Campus Drive, Florham Park, NJ 07932-0650.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Value        Bruce Jacobs
                                        Ken Levy




BRUCE JACOBS, PH.D . Dr. Jacobs serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Dr. Jacobs was Senior Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. Dr. Jacobs earned a BA from Columbia College, an MS in Operations Research and Computer Science from Columbia University, an MSIA from Carnegie Mellon University, and an MA in Applied Economics and a Ph.D. in Finance from the University of Pennsylvania's Wharton School.



KEN LEVY, CFA . Mr. Levy serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Mr. Levy was Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. He earned a BA in Economics from Cornell University and an MBA and an MA in Business Economics from the University of Pennsylvania's Wharton School. He has earned the right to use the Chartered Financial Analyst designation.

SUB-ADVISOR: Los Angeles Capital Management and Equity Research, Inc. ("LA
         Capital") is an independent, employee-owned firm. It is located at 11150 Santa Monica Boulevard, Los Angeles, CA 90025.

Day-to-day portfolio management is performed by an investment management team. Current members of the team include: Thomas D. Stevens, CFA, Chairman; Hal W. Reynolds, CFA, Chief Investment Officer; David R. Borger, CFA, Director of Research; Stuart K. Matsuda, Director of Trading; and Christine M. Kugler, Director of Implementation.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Value      David R. Borger
                                        Christine M. Kugler
                                        Stuart K. Matsuda
                                        Hal W. Reynolds
                                        Thomas D. Stevens




DAVID R. BORGER, CFA . Director of Research and Principal, L.A. Capital. Mr. Borger co-founded L.A. Capital in 2002 and is responsible for the development and management of the Dynamic Alpha Model (the firm's proprietary stock selection model). Prior to co-founding L.A. Capital, he was Managing Director and Principal at Wilshire Associates. He earned a BS from the Wittenberg University and an MA and MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.



CHRISTINE M. KUGLER . Director of Implementation and Principal, L.A. Capital. Ms. Kugler was with L.A. Capital at its founding and became a Principal in January of 2004. Prior to joining L.A. Capital she worked at Wilshire Associates. She earned a BA from the University of California, Santa Barbara.



STUART K. MATSUDA . Director of Trading and Principal, L.A. Capital. Mr. Matsuda co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Vice President and principal at Wilshire Associates where he also served as Wilshire Asset Management's Director of Trading. He earned a BBA from the University of Hawaii and an MBA from California State University Northridge.



HAL W. REYNOLDS, CFA . Chief Investment Officer and Principal, L.A. Capital. Mr. Reynolds co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Managing Director and Principal at Wilshire Associates. He joined the consulting division of Wilshire Associates in 1989 where he served as a senior consultant and also designed the Wilshire Compass (the firm's asset allocation and manager optimization technology system). In 1989, he joined Wilshire Asset Management as Chief Investment Officer. Mr. Reynolds earned a BA from the University of Virginia and an MBA from the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.



THOMAS D. STEVENS, CFA . Chairman and Principal, L.A. Capital. Mr. Stevens co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Senior Managing Director and Principal at Wilshire Associates. He joined Wilshire in 1980 and for six years directed its Equity Division, overseeing the delivery of the Equity and Index Fund Management Services, In 1986, he assumed responsibility for Wilshire Asset Management and for the next 16 years headed that division. Mr. Stevens earned a BBA and MBA from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.

SUB-ADVISOR: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. The two firms continue an asset management history that began in 1939. Neuberger Berman is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Value        S. Basu Mullick




S. BASU MULLICK . Mr. Mullick, Managing Director, Portfolio Manager, joined Neuberger Berman in 1998. Prior to joining the company, Mr. Mullick was a portfolio manager at Ark Asset Management. He earned a BA in Economics from the Presidency College, India. He also earned an MA in Economics and a Ph.D., ABD Finance from Rutgers University.


SUB-ADVISOR: Principal Global Investors, LLC ("PGI") is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. PGI's headquarters address is 801 Grand Avenue, Des Moines, IA 50392 and has other primary asset management offices in New York, London, Sydney, and Singapore.

The day-to-day portfolio management for some of the Funds listed below is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

                                                DAY-TO-DAY
           FUND                                 FUND MANAGEMENT
           ----                                 ---------------
           Bond & Mortgage Securities           William C. Armstrong
                                                Timothy R. Warrick
           Diversified International            Paul H. Blankenhagen
                                                Juliet Cohn
                                                Chris Ibach
           Government & High Quality Bond       Brad Fredericks
                                                Lisa A. Stange
           High Quality Intermediate-Term Bond  William C. Armstrong
                                                Timothy R. Warrick
           Inflation Protection                 Martin J. Schafer
                                                Gwen Swanger
           International Emerging Markets       Michael A. Marusiak
                                                Michael L. Reynal
           International Growth                 Steven Larson
                                                John Pihlblad
           LargeCap S&P 500 Index               Dirk Laschanzky
           LargeCap Value                       John Pihlblad
           MidCap Blend                         K. William Nolin
           MidCap S&P 400 Index                 Dirk Laschanzky
           MidCap Value                         Jeffrey A. Schwarte
                                                Dirk Laschanzky
           Money Market                         Tracy Reeg
                                                Alice Robertson
           Principal LifeTime 2010              Dirk Laschanzky
           Principal LifeTime 2020              Dirk Laschanzky
           Principal LifeTime 2030              Dirk Laschanzky
           Principal LifeTime 2040              Dirk Laschanzky
           Principal LifeTime 2050              Dirk Laschanzky
           Principal LifeTime Strategic Income  Dirk Laschanzky
           Short-Term Bond                      Zeid Ayer
                                                Craig Dawson
                                                Martin J. Schafer
           SmallCap Blend                       Thomas Morabito
                                                Phil Nordhus
           SmallCap Growth                      Mariateresa Monaco
           SmallCap S&P 600 Index               Dirk Laschanzky
           SmallCap Value                       Thomas Morabito
           Ultra Short Bond                     Zeid Ayer
                                                Craig Dawson

WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong is a portfolio manager for PGI. He manages multi-sector portfolios that invest in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns, and agencies. He jointed the firm in 1992. Previously he served as a commissioned bank examiner at Federal Deposit Insurance Commission. He earned a Master's degree from the University of Iowa and a Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



ZEID AYER, PH.D., CFA . Mr. Ayer is a portfolio manager at PGI. He is a co-manager of the ultra short and short-term bond portfolios. He is also head of the Structured Debt group that covers asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). He joined PGI in 2001 and is the primary analyst responsible for mortgage-related ABS and non-agency MBS investments. Previously, Mr. Ayer was an assistant vice president at PNC Financial Services Group. He earned a doctorate in Physics from the University of Notre Dame, a master's in Computational Finance from Carnegie Mellon University and a Bachelor's degree in Physics from St. Xavier's College, Bombay University. He has earned the right to use the Chartered Financial Analyst designation.



PAUL H. BLANKENHAGEN, CFA . Mr. Blankenhagen joined the firm in 1992 and was named a portfolio manager in 2000. He is responsible for developing portfolio strategy and the ongoing management of core international equity portfolios. He earned a Master's degree from Drake University and a Bachelor's degree in Finance from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.

JULIET COHN . Ms. Cohn is a portfolio manager at PGI. She co-manages the core international equity portfolios, with an emphasis on Europe and on the health care sector. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a Bachelor's degree in Mathematics from Trinity College, Cambridge England.



CRAIG DAWSON, CFA . Mr. Dawson is a portfolio manager at PGI. He is co-manager of the ultra short and short term bond portfolios. He joined the firm in 1998 as a research associate, then moved into a portfolio analyst role before moving into a portfolio manager position in 2002. He earned an MBA and a Bachelor's degree in Finance from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.



BRAD FREDERICKS. . Mr. Fredericks is a portfolio manager at PGI. He is responsible for co-managing the government securities accounts. His responsibilities include general portfolio overview and security analysis. He joined the firm in 1998 as a financial accountant and was named a portfolio manager in 2002. Previously, Mr. Fredericks was an assistant trader at Norwest Mortgage. He earned a Bachelor's degree in Finance from Iowa State University. Mr. Fredericks is a Fellow of the Life Management Institute (FLMI).



CHRISTOPHER IBACH, CFA . Mr. Ibach is an associate portfolio manager and equity research analyst at PGI. He specializes primarily in the analysis of international technology companies, with a particular emphasis on semi-conductor research. Prior to joining PGI in 2000, he gained six years of related industry experience with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor's degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



STEVEN LARSON, CFA. . Mr. Larson is an portfolio manager for Principal. He is responsible for co-managing Principal's international growth portfolio as well as covering the utilities sector for core international portfolios. Prior to joining the firm in 2001, he led the investment management review and portfolio analysis process for the $80 billion Wells Fargo fund family. He earned an MBA in Finance from the University of Minnesota and a Bachelor's degree from Drake University. He has earned the right to use the Chartered Financial Analyst designation.



DIRK LASCHANZKY, CFA . Mr. Laschanzky is a portfolio manager for PGI, responsible for portfolio implementation strategies, asset allocation and managing the midcap value and index portfolios. Prior to joining PGI in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services. He earned an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL A. MARUSIAK . Mr. Marusiak is a portfolio manager for PGI. He specializes in the management of emerging markets portfolios, as well as regional Asian equity portfolios. Prior to joining PGI in 2000, he was an analyst at Trust Company of the West. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.



MARIATERESA MONACO. . Ms. Monaco is a portfolio manager and member of the domestic small-cap equity team at PGI. She serves as lead portfolio manager for the small-cap growth portfolios. Ms. Monaco joined PGI in 2005 with a decade of prior equity investment experience with Fidelity Management and Research in Boston where she supported a family of institutional equity funds with $2 billion in assets. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master's degree in Electrical Engineering from Politecnico di Torino, Italy.



THOMAS MORABITO, CFA . Mr. Morabito leads the small-cap portfolio management team for PGI and is the portfolio manager on the small-cap value portfolios. Prior to joining PGI in 2000, he managed the Structured Small Cap Fund for Invesco Management & Research. He earned an MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.

K. WILLIAM NOLIN, CFA . Mr. Nolin is a portfolio manager for PGI. He serves as the portfolio manager for the firm's international small-cap equity portfolios. He joined the firm in 1994. He earned an MBA from the Yale School of Management and a Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



PHIL NORDHUS, CFA . Mr. Nordhus joined PGI in 1990 and was previously involved in corporate acquisitions and divestitures before moving to the equity group in 2000. Most recently, he has been involved in managing the small-cap portfolios and has responsibility for managing the small-cap analyst team. Mr. Nordhus earned an MBA from Drake University and a Bachelor's degree in Economics from Kansas State University. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is a portfolio manager at PGI. He joined the firm in 2000 and led the development of PGI's Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining PGI, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



TRACY REEG. . Ms. Reeg is a portfolio manager at PGI. She is involved in the portfolio management of money market portfolios. She joined the firm in 1993 and began trading and portfolio management duties in 2000. Ms. Reeg earned a Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).



MICHAEL L. REYNAL . Mr. Reynal is a portfolio manager at PGI. He specializes in the management of emerging markets portfolios, as well as regional Asian equity portfolios. Prior to joining PGI in 2001, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. Mr. Reynal earned an MBA from the Amos Tuck School at Dartmouth College, an MA in History from Christ's College at the University of Cambridge and a BA in History from Middlebury College.



ALICE ROBERTSON . Ms. Robertson is a trader for PGI on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for PGI. He specializes in short-term and long duration portfolios, as well as the Inflation Protection Fund and stable value mandates. He also has experience in managing mortgage-backed securities. Mr. Schafer joined the firm in 1977 and in the early 1980s he developed the firm's secondary mortgage marketing operation. In 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985, institutional portfolios in 1992 and stable value portfolios in 2000. He has earned a Bachelor's degree in Accounting and Finance from the University of Iowa.



JEFFREY A. SCHWARTE, CFA, CPA . Mr. Schwarte is a portfolio manager at PGI. He manages the large-cap core portfolios and is co-portfolio manager on the midcap value strategies. He joined the firm in 1993 as a staff auditor and has held various positions before moving to an equity research position in 2000. He earned a Bachelor's degree in Accounting from the University of Northern Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a Certified Public Accountant, a Certified Internal Auditor, and a Fellow of the Life Management Institute (FLMI).



LISA A. STANGE, CFA . Ms. Stange is a portfolio manager and strategist for PGI. She is responsible for managing the government securities portfolios and the mortgage-backed securities (MBS) within the multi-sector portfolios. As a strategist, Ms. Stange is involved in the formulation of broad investment strategy, quantitative research and product development. Previously, she was co-portfolio manager for U.S. multi-sector portfolios. She joined the firm in 1989. Ms. Stange earned an MBA and a Bachelor's degree from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.

GWEN SWANGER, CFA . Ms. Swanger is a portfolio manager for PGI's global fixed income and inflation protection portfolios. She has managed global fixed income since 1997. She has been involved in international and U.S. investing for over fifteen years. In addition to managing the international bond portfolios, she has directed the international fixed income research effort overseeing sovereign credit analysis of developed, developing countries and emerging markets. Ms. Swanger joined the firm in 1989 as a private placement analyst. She earned an MBA in Finance, a Bachelor's degree from Drake University and is a Fellow of the Life Management Institute (FLMI). She has also earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a portfolio manager at PGI with responsibility for the corporate and U.S. multi-sector portfolios. He also serves as portfolio management team leader with responsibility for overseeing portfolio management function for all total return fixed income products. Prior to his portfolio management responsibilities with the firm, Mr. Warrick was a fixed income credit analyst and extensively involved in product development. He joined the firm in 1990. He received an MBA in Finance from Drake University and a Bachelor's degree in Accounting and Economics from Simpson College. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Principal Real Estate Investors, LLC ("Principal - REI"), is an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000. It manages investments for institutional investors, including Principal Life. Principal - REI's address is 801 Grand Avenue, Des Moines, IA 50392.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Real Estate Securities       Kelly D. Rush




KELLY D. RUSH, CFA . As portfolio manager, Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal - REI, the dedicated real estate group of Principal. He has been managing the real estate stock portfolio since 1997. Previously, Mr. Rush participated in structuring commercial mortgage loans for public real estate companies and the analysis of real estate investment trust issued bonds. He has been with the real estate investment area of the firm since 1987. He earned an MBA in Business Administration and a Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Spectrum Asset Management, Inc. ("Spectrum") is an indirect subsidiary of Principal Life, an affiliate of PGI and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Preferred Securities         L. Phillip Jacoby
                                        Bernard M. Sussman




L. PHILLIP JACOBY. . Mr. Jacoby is Sr. Vice President and Portfolio Manager for Spectrum and chairman of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, he was a senior investment officer as USL Capital Corporation, a subsidiary of Ford Motor Corporate, and co-managed a $600 million preferred stock portfolio. He earned his BS in Finance from Boston University.

BERNARD M. SUSSMAN. . Mr. Sussman is Chief Investment Officer of Spectrum and Chair of its Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was a general partner and head of the Preferred Stock area of Goldman Sachs & Co. He was responsible for sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He earned both an MBA in Finance and a Bachelor's degree in Industrial Relations from Cornell University.


SUB-ADVISOR: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 69 years of investment management experience. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend      Anna M. Dopkin
           Partners LargeCap Growth I   Robert W. Sharps




ROBERT W. SHARPS, CFA, CPA . Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.



ANNA M. DOPKIN, CFA. Ms. Dopkin is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Co-Director of U.S. Equity Research, and a member of the firm's Equity Steering Committee. Prior to joining T. Rowe Price in 1996, she worked at Goldman Sachs in it Mortgage Securities Department in New York and London. Ms. Dopkin earned a B.S., magna cum laude, from The Wharton School of the University of Pennsylvania. She has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Growth       Tara R. Hedlund
                                        Christopher K. McHugh
                                        Jason D. Schrotberger




TARA R. HEDLUND, CFA, CPA . Ms. Hedlund joined Turner in 2000. Previously, she was an audit engagement senior at Arthur Andersen LLP. She has been in investment management since 1995. She earned a BBS in Accountancy from Villanova University. She has earned the right to use the Chartered Financial Analyst designation.

CHRISTOPHER K. MCHUGH . Mr. McHugh, Vice President and Senior Portfolio Manager, joined Turner in 1990. Prior to joining Turner, he was a performance specialist at Provident Capital Management. He earned a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University.



JASON D. SCHROTBERGER, CFA . Mr. Schrotberger joined Turner in 2001. Previously, he was an investment analyst at BlackRock Financial Management. He has been in investment management since 1994. He earned a BA in Economics from Denison University and an MBA in Finance from the University of Illinois. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a
         Delaware corporation located at One North Wacker, Chicago, IL 60606, is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Growth II  Paul A. Graham, Jr.
                                        David N. Wabnik




PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Head of Growth Investors and Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School.


THE SUB-SUB-ADVISORS
Principal Global Investors, LLC ("PGI") has entered into sub-sub-advisory agreements for various Funds. Under these agreements, each sub-sub-advisor has agreed to assume the obligations of PGI for a certain portion of the Fund's assets. The sub-sub-advisor is paid a fee by PGI.

PGI is the sub-advisor for the Bond & Mortgage Securities Fund. Day-to-day management decisions concerning a portion of the Bond & Mortgage Securities Fund's portfolio are made by Spectrum Asset Management, Inc. ("Spectrum"), and Post Advisory Group, LLC ("Post") each of which serves as sub-sub-advisor. Similar day-to-day management decisions concerning a portion of the High Quality Intermediate-Term Bond Fund's portfolio are made by Spectrum and such decisions for a portion of the Ultra Short Bond Fund's portfolio are made by Post.


See the discussion regarding Spectrum provided in connection with the Preferred Securities Fund for a description of the firm and the individuals who serve as portfolio managers.

SUB-SUB-ADVISOR: Post Advisory Group, LLC ("Post") is an affiliate of PGI and a member of the Principal Financial Group. Post was founded in April 1992. Its address is 11755 Wilshire Boulevard, Los Angeles, CA 90025.


LAWRENCE A. POST . Mr. Post is a chief executive office and chief investment officer for Post. He has over 35 years experience in the investment business, including 25 years in the high yield bond market. Prior to founding Post Advisory Group in 1992, he founded the high yield bond department at Smith Barney, and subsequently served as director of high yield research at Salomon Brothers and co-director of research and senior trader at Drexel Burnham Lambert. He earned an MBA in Business Administration from the University of Pennsylvania's Wharton School of Business and a Bachelor's degree from Lehigh University.



ALLAN SCHWEITZER . Mr. Schweitzer is a Managing Director at Post. Prior to joining Post in 2000, he was a senior high yield analyst at Trust Company of the West ("TCW"). Prior to TCW, he was a high yield research analyst at Putnam Investments. Mr. Schweitzer earned a Bachelor's degree in Business Administration from Washington University at St. Louis and a Master's in Business Administration from the University of Chicago with a concentration in analytical finance and international economics.


DUTIES OF PRINCIPAL AND SUB-ADVISORS
Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

Several of the Funds have multiple Sub-Advisors. For those Funds, Principal determines the portion of the Fund's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new clash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

FEES PAID TO PRINCIPAL
The Fund pays Principal a fee for its services, which includes any fee Principal pay to the Sub-Advisor. The fee each Fund paid (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2006 was:

       Bond & Mortgage                      Partners SmallCap
       Securities               0.53%       Growth I                    1.10%
       Diversified                          Partners SmallCap
       International            0.90%       Growth II                   1.00%
       Government & High
       Quality Bond             0.40%       Partners SmallCap Value     1.00%
       High Quality
       Intermediate-Term Bond   0.40%       Preferred Securities        0.75%
       Inflation Protection     0.40%       Principal LifeTime 2010   0.1225%
       International Emerging
       Markets                  1.35%/(1)/  Principal LifeTime 2020   0.1225%
       International Growth     0.99%       Principal LifeTime 2030   0.1225%
       LargeCap Growth          0.54%/(2)/  Principal LifeTime 2040   0.1225%
       LargeCap S&P 500 Index   0.15%       Principal LifeTime 2050   0.1225%
                                            Principal LifeTime
       LargeCap Value           0.45%       Strategic Income          0.1225%
       MidCap Blend             0.64%       Real Estate Securities      0.84%
       MidCap Growth            0.65%       SAM Balanced              N/A/(3)/
                                            SAM Conservative
       MidCap S&P 400 Index     0.15%       Balanced                  N/A/(3)/
       MidCap Value             0.65%       SAM Conservative Growth   N/A/(3)/
       Money Market             0.40%       SAM Flexible Income       N/A/(3)/
       Partners LargeCap
       Blend                    0.74%       SAM Strategic Growth      N/A/(3)/
       Partners LargeCap
       Blend I                  0.45%       Short-Term Bond             0.40%
       Partners LargeCap
       Growth I                 0.74%       SmallCap Blend              0.75%
       Partners LargeCap
       Growth II                0.99%       SmallCap Growth             0.75%
       Partners LargeCap
       Value                    0.77%       SmallCap S&P 600 Index      0.15%
       Partners MidCap Growth   1.00%       SmallCap Value              0.75%
       Partners MidCap Value    1.00%       Ultra Short Bond            0.40%


/ //(1)/ The Fund's management fees have decreased effective October 1, 2006.

                               FIRST $500  NEXT $500   NEXT $500    OVER $1.5
            FUND                MILLION     MILLION     MILLION      BILLION
            ----                -------     -------     -------      -------
International Emerging
Markets                          1.20%       1.18%       1.16%        1.15%




/ //(2)/ The Fund's management fees have increased effective January 16, 2007.

                           FIRST $500  NEXT $500  NEXT $1   NEXT $1    OVER $3
          FUND              MILLION     MILLION   BILLION   BILLION    BILLION
          ----              -------     -------   -------   -------    -------
LargeCap Growth            0.68%       0.65%      0.62%     0.58%     0.55%




/ //(3)/ Each of the Funds in the table below pays a fee to Principal (as a percentage of the average daily net assets) as shown.

                        FIRST $500  NEXT $500  NEXT $1  NEXT $1  NEXT $1  NEXT $1   OVER $5
         FUND            MILLION     MILLION   BILLION  BILLION  BILLION  BILLION   BILLION
         ----            -------     -------   -------  -------  -------  -------   -------
SAM Balanced Portfolio
*                         0.55%       0.50%     0.45%    0.40%    0.35%    0.30%     0.25%
SAM Conservative
Balanced Portfolio *      0.55        0.50      0.45     0.40     0.35     0.30      0.25
SAM Conservative
Growth Portfolio *        0.55        0.50      0.45     0.40     0.35     0.30      0.25
SAM Flexible Income
Portfolio *               0.55        0.50      0.45     0.40     0.35     0.30      0.25
SAM Strategic Growth
Portfolio *               0.55        0.50      0.45     0.40     0.35     0.30      0.25
* Breakpoints based on aggregate SAM Portfolio net assets



A discussion regarding the basis for the Board of Directors approving the management agreement with Principal and the sub-advisory agreements with each Sub-Advisor is available in the semi-annual report to shareholders for the period ended April 30, 2006 and in the annual report to shareholders for the fiscal year ended October 31, 2006.

The Fund and Principal, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. For any Fund that is relying on that order, Principal may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

Principal will continue to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the other purchasers, and the Fund states in its prospectus that it intends to rely on the order.

The shareholders of each of the Funds have approved the Fund's reliance on the order; however, only the Partners LargeCap Blend Fund, Partners LargeCap Blend Fund I, Partners LargeCap Growth Fund, Partners LargeCap Growth Fund I, Partners LargeCap Growth Fund II, Partners LargeCap Value Fund, Partners MidCap Growth Fund, Partners MidCap Value Fund, Partners SmallCap Growth Fund I, Partners SmallCap Growth Fund II and Partners SmallCap Value Fund intend to rely on the order.


PRICING OF FUND SHARES


Each Fund's shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading, generally New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in good order by us at our transaction processing center. In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):
  . on a day that the NYSE is open and
  . prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.


If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.


For all Funds, except the Money Market Fund, the share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

The securities of the Money Market Fund are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information.

NOTES:

.. If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund's NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to "fair value" some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund's NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If Principal believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund's NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

  The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

HOW TO BUY FUND SHARES

Fill out the Principal Investors Fund (or the IRA, SEP or SIMPLE) application completely. You must include:
.. the name you want to appear on the account;
.. the Principal Investors Fund(s) in which you want to invest;
.. the amount of the investment;
.. your Social Security number; and
.. other required information.

The Fund requires a minimum initial investment of $1,000. Subsequent investment minimums are $100.

.. The Funds may reject or cancel any purchase orders for any reason. For example, the Funds do not permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Funds may reject any purchase orders from market timers or investors that, in Principal's opinion, may be disruptive to the Funds. For these purposes, Principal may consider an investor's trading history in the Funds or other Funds sponsored by Principal Life and accounts under common ownership or control.
.. If you are making an initial purchase of Principal Investors Funds of $1,000,000 or more and have selected Class J shares, the purchase will be of Class A shares of the Fund(s) you have selected.

  However, if you have selected a Fund which does not offer A shares, we will contact you for instructions as to how to allocate your purchase. As of the date of this prospectus, the following Funds do not offer Class A shares: High Quality Intermediate-Term Bond; International Growth; MidCap Growth; MidCap S&P 400 Index; MidCap Value; Partners SmallCap Growth I; Partners SmallCap Value; SmallCap Growth and SmallCap S&P 600 Index.

.. The minimum investment applies on a per Fund level, not on the total investment being made.

To eliminate the need for safekeeping, the Fund will not issue certificates for shares. The Fund may periodically close to new purchases of shares or refuse any order to buy shares if Principal determines that doing so would be in the best interests of the Fund and its shareholders.

PAYMENT . Payment for shares of the Funds purchased as a direct rollover IRA is made by the retirement plan trustees. Payment for other shares is generally made via personal check, cashiers check or money order. We consider your purchase of Fund shares by check to be your authorization to make an ACH debit entry to your account. If your check is processed electronically, your checking account may be debited on the same day we receive the check and it will not be returned with your checking account statement. A ten calendar day hold will be placed on the check.


Your Investment Representative can help you buy shares of the Funds by mail, through bank wire, direct deposit or Automatic Investment Plan. Contact the Fund at 1-800-247-4123 to obtain bank wire instructions.

.. For both initial and subsequent purchases, federal funds should be wired to:
   Wells Fargo, N.A.
   San Francisco, CA
   ABA No.: 121000248
   For credit to: Principal Investors Fund, Inc.
   Account No.: 3000499968
   For credit: Principal ________ Fund, Class J
   Shareholder Account No. __________________
   Shareholder Registration __________________
.. Give the number and instructions to your bank (which may charge a wire fee). .. No wires are accepted on days when the NYSE is closed or when the Federal
  Reserve is closed (because the bank that would receive your wire is closed).

Direct Deposit
--------------
Your Investment Representative can help you make a Direct Deposit from your paycheck (if your employer approves) or from a government allotment. Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Investors Fund account(s). You will receive a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares will be purchased on the day the ACH notification is received by Wells Fargo, N.A. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

Automatic Investment Plan
-------------------------
Your Investment Representative can help you establish an Automatic Investment Plan. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made. If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day prior to your selected day. The minimum initial investment is waived if you set up an Automatic Investment Plan when you open your account. Minimum monthly purchase is $100 per Fund.

HOW TO REDEEM (SELL) SHARES


After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or excessive trading fee. There is no additional charge for a sale of shares however, you will be charged a $10 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day* after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). A Fund can only sell shares after your check making the Fund investment has cleared your bank. A sell order from one owner is binding on all joint owners.
  * a day when the NYSE is open for normal business

 Distributions from IRA, SEP, SIMPLE, and SAR-SEP accounts may be taken as:
.. lump sum of the entire interest in the account, .. partial interest in the account, or .. periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age
591/2.

Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.


Generally, sales proceeds checks are:
.. payable to all owners on the account (as shown in the account registration)
  and
.. mailed to the address on the account (if not changed within last 30 days) or previously authorized bank account.

For other payment arrangements, please call Principal Investors Fund. You should also call Principal Investors Fund for special instructions that may apply to sales from accounts:
.. when an owner has died;
.. for certain employee benefit plans; or .. owned by corporations, partnerships, agents, or fiduciaries.

Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.



CDSC-FREE WITHDRAWAL PRIVILEGE . Sales may be subject to a CDSC. Redemption of Class J shares made through a periodic withdrawal plan in an amount of up to 1.00% per month (measured cumulatively with respect to non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the periodic withdrawal plan is established) may be made without a CDSC. The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.


SELL SHARES BY MAIL:
.. Send a distribution form (available at PrincipalFunds.com or by calling
  1-800-247-4123) which is signed by the owner/owners of the account to:
    Principal Investors Fund
    P.O. Box 10423
    Des Moines, Iowa 50306-0423
.. A Medallion Signature Guarantee* will be required if the:
  . sell order is for more than $100,000;
  . check is being sent to an address other than the account address;
  . account address has been changed within 30 days of the sell order; or . check is payable to a party other than the account shareholder(s), Principal
    Life or a retirement plan trustee or custodian that has agreed in writing to accept a transfer of assets from the Fund.
    * If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guarantee by a notary public or savings bank is not acceptable.


SELL SHARES IN AMOUNTS OF $100,000 OR LESS BY TELEPHONE
.. The combined amount requested from all funds to which the redemption request relates is $100,000 or less.
.. The address on the account must not have been changed within the last 30 days and telephone privileges must apply to the account from which the shares are being sold.
.. If our phone lines are busy, you may need to send in a written sell order.
.. To sell shares the same day, the order must be received in good order before the close of normal trading on the NYSE (generally 3:00 p.m. Central Time).
.. Telephone redemption privileges are NOT available for Principal Investors Fund
  403(b) plans, inherited IRAs, corporate accounts, and certain employee sponsored benefit plans.
.. If previously authorized, checks can be sent to a shareholder's U.S. bank account.

PERIODIC WITHDRAWAL PLANS
You may set up a periodic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:
.. sell enough shares to provide a fixed amount of money ($100 minimum amount;
  the required minimum is waived to the extent necessary to meet required minimum distributions as defined by the Internal Revenue Code);
.. pay insurance or annuity premiums or deposits to Principal Life (call us for details); and
.. provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a periodic withdrawal plan by:
.. completing the applicable section of the application; or
.. sending us your written instructions; or
.. calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).

Your periodic withdrawal plan continues until:
.. you instruct us to stop; or
.. your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.


Sales made under your periodic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments while a periodic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).


The Fund from which the periodic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.


EXCESSIVE TRADING FEE (OTHER THAN MONEY MARKET FUND). An excessive trading fee may apply to redemptions made within 30 days of purchase as described in "Frequent Purchases and Redemptions." If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described below.


HOW TO EXCHANGE SHARES AMONG PRINCIPAL INVESTORS FUNDS


Your shares in the Funds may be exchanged without a sales charge for the same class of any other Principal Investors Fund.
.. The CDSC, if any, is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made is used to determine if newly acquired shares are subject to the CDSC when they are sold.
.. An exchange fee is imposed on exchanges of $30,000 or more if the exchanged shares were purchased within 30 days of the date of the exchange.

You may exchange shares by:
.. sending a written request to:
   Principal Investors Fund
   P. O. Box 10423
   Des Moines, Iowa 50306-0423
.. completing an Exchange Authorization Form (available on PrincipalFunds.com or by calling 1-800-247-4123).
.. via the Internet at www.principal.com.
.. calling us, if you have telephone privileges on the account.

AUTOMATIC EXCHANGE ELECTION
---------------------------
This election authorizes an exchange from one Principal Investors Fund to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:
.. completing the Automatic Exchange Election section of the application,
.. calling us if telephone privileges apply to the account from which the exchange is to be made, or
.. sending us your written instructions.

Your automatic exchange continues until:
.. you instruct us to stop by calling us if telephone privileges apply to the account or by sending us your written instructions; or .. your Fund account balance is zero.

You may specify the day of the exchange (if none is selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.


GENERAL
-------
.. An exchange by any joint owner is binding on all joint owners.
.. If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
.. All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
.. You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
.. For an exchange to be effective the day we receive your instruction, we must receive the instruction in good order at our transaction processing center before the close of normal trading on the NYSE (generally 3 p.m. Central
  Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
.. accounts with identical ownership,
.. an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership, .. a single owner to a Uniform Transfer to Minors Act ("UTMA") account if the owner of the single owner account is also the custodian on the UTMA account, or
.. a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.


Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Principal Investors Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.


EXCESSIVE TRADING FEE (OTHER THAN MONEY MARKET FUND). An excessive trading fee may apply to exchanges made within 30 days of purchase as described in "Frequent Purchases and Redemptions." If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described below.

FREQUENT PURCHASES AND REDEMPTIONS

The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.


Frequent purchases and redemptions pose a risk to the Funds because they may:
.. Disrupt the management of the Funds by:
  . forcing the Funds to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund; and
  . causing unplanned portfolio turnover;
.. Hurt the portfolio performance of the Funds; and
.. Increase expenses of the Funds due to:
  . increased broker-dealer commissions and
  . increased recordkeeping and related costs.

Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage.


The Funds have adopted procedures to "fair value" foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds. The Board of Directors of the Fund has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds may be negatively impacted and may cause investors to suffer the harms described. The potential negative impact and harms of undetected excessive trading in shares of the underlying Funds in which the Principal LifeTime Funds or Strategic Asset Management Funds invest could flow through to the Principal LifeTime Funds and Strategic Asset Management Funds as they would for any Fund shareholder. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. If we are not able to identify such abusive trading practices, the abuses described above may negatively impact the Funds.


Currently the Funds, except the Money Market Fund, impose an excessive trading fee on redemptions or exchanges of $30,000 or more of a Fund's Class J shares redeemed within 30 days after they are purchased. The fee does not apply to redemptions or exchanges made pursuant to an Automatic Exchange Election or Periodic Withdrawal Plan through an Automatic Exchange Election or a Periodic Withdrawal Plan; due to a shareholder's death or disability (as defined in the Internal Revenue Code); or to satisfy minimum distribution rules imposed by the Internal Revenue Code. The fee is equal to 1.00% of the total redemption or exchange amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact, and other costs associated with short-term money movement in and out of the Funds.

The imposition of the excessive trading fee may be waived if an intermediary, such as a retirement plan recordkeeper, through which Fund shares are made available to shareholders is unable or unwilling to impose the fee, but is able to implement other procedures the Fund believes are reasonably designed to prevent excessive trading in Fund shares.

In addition, if a Fund deems frequent trading and redemptions to be occurring, action will be taken that may include, but is not limited to:
.. Increasing the excessive trading fee to 2%, .. Increasing the excessive trading fee period from 30 days to as much as 90 days,
.. Applying the excessive trading fee to redemptions or exchanges of less than
  $30,000,
.. Limiting the number of permissible exchanges available to shareholders identified as "excessive traders,"
.. Limit exchange requests to be in writing and submitted through the United
  States Postal Service (in which case, requests for exchanges by fax, telephone or internet will not be accepted), and
.. Taking such other action as directed by the Fund.

The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange and return the account holdings to the positions held prior to the exchange. We will give the shareholder that requested the exchange notice in writing in this instance.


DIVIDENDS AND DISTRIBUTIONS

The Funds pay their net investment income to shareholders of record on the business day prior to the payment date. The payment schedule is as follows:

.. The Bond & Mortgage Securities, Government & High Quality Bond, Inflation
  Protection and Short-Term Bond Funds pay their net investment income on a monthly basis. The payment date is the last business day of each month.
.. The Preferred Securities, SAM Flexible Income Portfolio, SAM Balanced
  Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, and Real Estate Securities Funds pay their net investment income on a quarterly basis. The payment date is the last business day of March, June, September and December.
.. The other Funds (except Money Market and Ultra Short Bond) pay their net investment income on an annual basis. The payment date is the last business day of the year.

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Dividend and capital gain distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid. However, you may authorize the distribution to be:
.. invested in shares of another Principal Investors Fund without a sales charge
  (distributions of a Fund may be directed only to one receiving Fund); or .. paid in cash.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


The Money Market Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested on a monthly basis back into additional shares of the Fund. You may ask to have your dividends paid to you monthly in cash. These cash payments are made on the 20th of each month (or previous business day).


The Money Market Fund does not seek to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends.


The Ultra Short Bond Fund declares dividends of all its daily net investment income each day its shares are priced. Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses and shareholder activity may differ from estimate, consequently, differences, if any, will be included in the calculation of subsequent dividends. On the last business day of each month (or the previous business day) the Fund will pay out its accumulated declared dividends. You may ask to have your dividends paid to you in cash. If you do not request cash payments, your dividend will be reinvested back into additional shares of the Fund on a monthly basis.

NOTES:

.. A Fund's payment of income dividends and capital gains has the effect of reducing the share price by the amount of the payment.
.. Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax.
.. For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.

GENERAL INFORMATION ABOUT A FUND ACCOUNT


STATEMENTS
You will receive quarterly statements for the Funds you own.The statements provide the number and value of shares you own, transactions during the period, dividends declared or paid and other information. The year-end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements as you may need them for tax reporting purposes.

Generally, each time you buy, sell or exchange shares in the Principal Investors Fund, you will receive a confirmation in the mail shortly thereafter. It summarizes all the key information - what you bought or sold, the amount of the transaction, and other vital data.


Certain purchases and sales are only included on your quarterly statement. These include accounts:
.. when the only activity during the quarter:
  . is purchase of shares from reinvested dividends and/or capital gains;
  . are purchases under an Automatic Investment Plan;
  . are sales under a Periodic Withdrawal Plan; or . are purchases or sales under an Automatic Exchange Election.
.. used to fund certain individual retirement or individual pension plans; or .. established under a payroll deduction plan.

If you need information about your account(s) at other times, you may:
.. access your account on the internet at www.principal.com;
.. call our PrinCall/(R)/ line 24 hours a day at 1-800-421-2298; or .. call us at 1-800-247-4123. (Our office generally is open Monday through Friday between 7 a.m. and 7 p.m. Central Time).

ORDERS PLACED BY INTERMEDIARIES
Principal Investors Fund may have an agreement with your intermediary, such as a broker-dealer, third party administrator or trust company, that permits the intermediary to accept orders on behalf of the Fund until 3 p.m. Central Time. The agreement may include authorization for your intermediary to designate other intermediaries ("sub-designees") to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 3p.m. Central Time, transmits it to the Fund and pays for it in accordance with the agreement, the Fund will price the order at the next NAV it computes after your intermediary or sub-designee received your order. NOTE: The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the New York Stock Exchange closes at a time other than 3 p.m. Central Time.

SIGNATURE GUARANTEES
Certain transactions require a Medallion Signature Guarantee. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm.
A signature guarantee by a notary public or savings bank is not acceptable. Signature guarantees are required:
.. if you sell more than $100,000 from any one Fund;
.. if a sales proceeds check is payable to other than the account shareholder(s),
  Principal Life or Principal Bank;
.. to change ownership of an account;
.. to add wire privileges to an existing account;
.. to change bank account information designated under an existing systematic withdrawal plan;
.. to exchange or transfer among accounts with different ownership; and .. to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding 30 days.

SPECIAL PLANS
The Funds reserve the right to amend or terminate the special plans described in this prospectus. Such plans include automatic investment periodic withdrawal, waiver of Fund minimums for certain accounts and waiver or reduction of the contingent deferred sales charge for certain purchasers. You will be notified of any such action to the extent required by law.

MINIMUM ACCOUNT BALANCE
Generally, the Funds do not have a minimum required balance. Because of the disproportional high cost of maintaining small accounts, the Funds reserve the right to set a minimum and sell all shares in an account with a value of less than $300. The sales proceeds would then be mailed to you. These involuntary sales will not be triggered just by market conditions. If the Funds exercise this right, you will be notified that the redemption is going to be made. You will have 30 days to make an additional investment and bring your account up to the required minimum. The Funds reserve the right to increase the required minimum.

TELEPHONE AND INTERNET INSTRUCTIONS
The Funds reserve the right to refuse telephone and/or internet instructions. You are liable for a loss resulting from a fraudulent telephone or internet instruction that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requiring the use of a Personal Identification Number, requesting personal identification information (name, address, phone number, social security number, birth date, security phrase, etc.) and sending written confirmation to the shareholder's address of record.

Instructions received from one owner is binding on all owners. In the case of an account owned by a corporation or trust, instructions received from an authorized person are binding on the corporation/trust unless we have a written notification requiring that written instructions be executed by more than one authorized person.


HOUSEHOLDING
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Fund at 1-800-247-4123. You may notify the Fund in writing. Individual copies of prospectuses and reports will be sent to you within thirty
(30) days after the Fund receives your request to stop householding.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

PROCEDURES FOR OPENING AN ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver's license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identify on a timely basis, we may close your account or take such other action as we deem appropriate.


FINANCIAL STATEMENTS
Shareholders will receive annual financial statements for the Funds, audited by the Funds' independent registered public accounting firm, Ernst & Young LLP. Shareholders will also receive a semiannual financial statement that is unaudited. That report is a part of this prospectus.

PORTFOLIO HOLDINGS INFORMATION


The Fund will publish month-end portfolio holdings information for the Funds described in this Prospectus on the principal.com website and the PrincipalFunds.com website on the last business day of the following month. The information will include all of each Fund's holdings, and may include information regarding the top ten holdings as well. The information will remain on the website until the Fund files portfolio holding information with the SEC for a period that includes the date on which the holdings are published on the websites. Also, from time to time, information relating to the impact of specific events, such as national disasters, corporate debt defaults, or similar events, on a Fund's portfolio will be published on the website.


Third parties who need portfolio holdings information to provide services to the Funds may be provided such information prior to its posting on the website, solely for legitimate business purposes and subject to confidentiality agreements. A description of the Funds' policies and procedures with respect to the disclosure of the portfolio securities is available in the Funds' Statement of Additional Information.


FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions).


The financial statements for the Fund were audited by Ernst & Young LLP, whose report, along with the financial statements, is included in the most recent annual report for the Fund. To receive a copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-247-4123.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.


Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
BOND & MORTGAGE SECURITIES FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 10.67     $ 10.94     $ 10.73      $ 10.66     $ 10.73
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.43        0.38        0.32         0.28        0.40
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.04      (0.28)        0.20         0.11          -
                          Total From Investment Operations         0.47        0.10        0.52         0.39        0.40
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.43)      (0.36)      (0.31)       (0.32)      (0.41)
     Distributions from Realized Gains....................           -       (0.01)          -            -       (0.06)
                         Total Dividends and Distributions       (0.43)      (0.37)      (0.31)       (0.32)      (0.47)
Net Asset Value, End of Period                                  $ 10.71     $ 10.67     $ 10.94      $ 10.73     $ 10.66
Total Return(b)...........................................        4.49%       0.85%       4.94%        3.64%       3.86%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $237,417    $211,273    $159,802     $110,398     $51,760
     Ratio of Expenses to Average Net Assets..............        1.28%       1.35%       1.36%        1.43%       1.50%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(c).............        1.23%       1.13%       1.32%           -%          -%
     Ratio of Gross Expenses to Average Net Assets(d).....        1.29%       1.52%       1.37%        1.48%          -%
     Ratio of Net Investment Income to Average Net Assets.        4.10%       3.46%       2.94%        2.65%       3.78%
     Portfolio Turnover Rate..............................       274.5% 202.1%(  e)      150.5%        91.0%       46.7%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
DIVERSIFIED INTERNATIONAL FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 11.32      $ 9.27      $ 7.98       $ 6.49      $ 7.42
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.09        0.06        0.03         0.02        0.01
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         3.26        2.24        1.26         1.47      (0.94)
                          Total From Investment Operations         3.35        2.30        1.29         1.49      (0.93)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.04)          -            -           -
     Distributions from Realized Gains....................       (0.46)      (0.21)          -            -           -
                         Total Dividends and Distributions       (0.46)      (0.25)          -            -           -
Net Asset Value, End of Period                                  $ 14.21     $ 11.32      $ 9.27       $ 7.98      $ 6.49
Total Return(b)...........................................       30.50%      25.24%      16.17%       22.98%    (12.53)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $192,920    $105,345     $63,380      $33,430     $10,104
     Ratio of Expenses to Average Net Assets..............        1.59%       1.69%       1.78%        2.05%       1.85%
     Ratio of Gross Expenses to Average Net Assets(f).....           -%          -% 1.79%(   g)     2.15%(g)    1.85%(g)
     Ratio of Net Investment Income to Average Net Assets.        0.69%       0.61%       0.37%        0.24%       0.03%
     Portfolio Turnover Rate..............................       107.5% 202.7%(  h) 160.2%(  i) 162.2%(   j)       71.4%


(a)  Calculated based on average shares outstanding during the period.

(b)  Total return is calculated without the contingent deferred sales charge.

(c) Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.

(d) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and March 1, 2004 and ceased on February 28, 2006.

(e) Portfolio turnover rate excludes approximately $213,484,000 of securities from the acquisition of Principal Bond Fund, Inc.

(f) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.

(g)  Expense  ratio without  commission  rebates.

(h)  Portfolio turnover rate excludes  approximately  $279,644,000 of securities from the  acquisition of Principal  International  Fund, Inc. and Principal
     International   SmallCap  Fund,   Inc.  and   $19,133,000   from  portfolio
     realignment.

(i) Portfolio turnover rate excludes approximately $7,549,000 from portfolio realignment from the acquisition of International SmallCap Fund.


(j)  Portfolio  turnover  rate excludes  approximately  $8,876,000 of securities
     from  the   acquisitions   of  European  Fund,   Pacific  Basin  Fund,  and
     International SmallCap Fund and $5,654,000 from portfolio realignment.




                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
GOVERNMENT & HIGH QUALITY BOND FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 10.13     $ 10.40     $ 10.37      $ 10.60     $ 10.55
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.38        0.32        0.28         0.25        0.40
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.02      (0.28)        0.09       (0.15)        0.10
                          Total From Investment Operations         0.40        0.04        0.37         0.10        0.50
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.38)      (0.31)      (0.34)       (0.33)      (0.45)
                         Total Dividends and Distributions       (0.38)      (0.31)      (0.34)       (0.33)      (0.45)
Net Asset Value, End of Period                                  $ 10.15     $ 10.13     $ 10.40      $ 10.37     $ 10.60
Total Return(b)...........................................        4.05%       0.37%       3.59%        0.93%       4.87%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $105,222    $108,545    $101,937      $89,856     $44,955
     Ratio of Expenses to Average Net Assets..............        1.26%       1.18%       1.18%        1.36%       1.35%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(c).............        1.15%       1.17%          -%           -%          -%
     Ratio of Gross Expenses to Average Net Assets(d).....        1.26%       1.18%       1.18%        1.36%          -%
     Ratio of Net Investment Income to Average Net Assets.        3.74%       3.07%       2.74%        2.40%       4.02%
     Portfolio Turnover Rate..............................       271.5% 542.3%(  e)       95.2%       219.5%       49.9%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 10.59     $ 10.68     $ 10.59      $ 10.58     $ 10.69
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.42        0.33        0.28         0.35        0.43
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.04      (0.25)        0.18         0.02      (0.01)
                          Total From Investment Operations         0.46        0.08        0.46         0.37        0.42
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.25)      (0.11)      (0.29)       (0.36)      (0.44)
     Distributions from Realized Gains....................       (0.01)      (0.06)      (0.08)           -       (0.09)
                         Total Dividends and Distributions       (0.26)      (0.17)      (0.37)       (0.36)      (0.53)
Net Asset Value, End of Period                                  $ 10.79     $ 10.59     $ 10.68      $ 10.59     $ 10.58
Total Return(b)...........................................        4.46%       0.80%       4.42%        3.55%       4.20%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $36,023     $36,958     $21,841      $17,476      $9,630
     Ratio of Expenses to Average Net Assets..............        1.35%       1.35%       1.30%        1.39%       1.35%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(c).............        1.18%       1.08%       1.26%           -%          -%
     Ratio of Gross Expenses to Average Net Assets(f).....        1.49%       1.52%       1.30%        1.50%          -%
     Ratio of Net Investment Income to Average Net Assets.        4.01%       3.08%       2.69%        3.31%       4.18%
     Portfolio Turnover Rate..............................       268.6% 177.4%(  g)      152.5%        71.3%       60.8%


(a)  Calculated based on average shares outstanding during the period.

(b)  Total return is calculated  without the  contingent  deferred sales charge.

(c) Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.

(d) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003, decreased on March 1, 2004 and ceased on February 28, 2006.

(e) Portfolio turnover rate excludes approximately $343,164,000 of securities from the acquisition of Principal Government Securities Fund Income, Inc.

(f)  Expense ratio without the Manager's voluntary or contractual expense limit.
     The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003, decreased on March 1, 2004, and ceased on February 28, 2006. The contractual expense limit began on March 1, 2006.

(g) Portfolio turnover rate excludes approximately $15,223,000 of securities from the acquisition of High Quality Long-Term Bond Fund.





                                                                   2006 2005(    a)
                                                                   ---- ----
INFLATION PROTECTION FUND
Class J shares
Net Asset Value, Beginning of Period......................       $ 9.81     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.53        0.46
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................       (0.23)      (0.32)
                          Total From Investment Operations         0.30        0.14
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.50)      (0.33)
     Distributions from Realized Gains....................       (0.01)          -
                         Total Dividends and Distributions       (0.51)      (0.33)
Net Asset Value, End of Period                                   $ 9.60      $ 9.81
Total Return(c)...........................................        3.08%  1.38%(  d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $5,650      $3,728
     Ratio of Expenses to Average Net Assets..............        1.21% 1.35%(   e)
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(f).............        1.21%    0.33%(e)
     Ratio of Gross Expenses to Average Net Assets(g).....        2.81%    4.24%(e)
     Ratio of Net Investment Income to Average Net Assets.        5.49%    5.46%(e)
     Portfolio Turnover Rate..............................        51.4%    45.5%(e)


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
INTERNATIONAL EMERGING MARKETS FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 18.95     $ 14.90     $ 12.82       $ 8.68      $ 8.26
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.14        0.17        0.01           -       (0.02)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         6.85        5.04        2.07         4.14        0.45
                          Total From Investment Operations         6.99        5.21        2.08         4.14        0.43
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.01)          -           -            -       (0.01)
     Distributions from Realized Gains....................       (1.93)      (1.16)          -            -           -
                         Total Dividends and Distributions       (1.94)      (1.16)          -            -       (0.01)
Net Asset Value, End of Period                                  $ 24.00     $ 18.95     $ 14.90      $ 12.82      $ 8.68
Total Return(c)...........................................       39.45%      36.79%      16.26%       47.70%       5.17%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $141,628     $68,971     $25,631       $8,956      $2,240
     Ratio of Expenses to Average Net Assets..............        2.04%       2.22%       2.39%        2.65%       2.30%
     Ratio of Gross Expenses to Average Net Assets(h).....           -%          -% 2.40%(   i)     3.31%(i)          -%
     Ratio of Net Investment Income to Average Net Assets.        0.62%       1.00%       0.10%        0.05%     (0.28)%
     Portfolio Turnover Rate..............................       134.0% 181.2%(  j)      146.9%       144.7%      151.0%


(a)  Period from December 29, 2004, date operations  commenced,  through October
     31, 2005.

(b)  Calculated based on average shares outstanding during the period.

(c)  Total return is calculated without the contingent deferred sales charge.

(d)  Total  return  amounts  have  not  been  annualized.

(e)  Computed on an  annualized  basis.

(f) Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.

(g)  Expense ratio without the Manager's voluntary or contractual expense limit.
     The voluntary expense limit ceased on February 28, 2006. The contractual expense limit began on March 1, 2006.

(h) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.

(i)  Expense  ratio without  commission  rebates.

(j) Portfolio turnover rate excludes approximately $24,418,000 of securities from the acquisition of Principal International Emerging Markets Fund, Inc.






                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
INTERNATIONAL GROWTH FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 11.20      $ 9.95      $ 8.28       $ 6.62      $ 7.56
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.03        0.05        0.04         0.01        0.04
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.78        2.16        1.64         1.65      (0.97)
                          Total From Investment Operations         2.81        2.21        1.68         1.66      (0.93)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.02)      (0.09)      (0.01)           -       (0.01)
     Distributions from Realized Gains....................       (0.99)      (0.87)          -            -           -
                         Total Dividends and Distributions       (1.01)      (0.96)      (0.01)           -       (0.01)
Net Asset Value, End of Period                                  $ 13.00     $ 11.20      $ 9.95       $ 8.28      $ 6.62
Total Return(b)...........................................       26.78%      23.63%      20.30%       25.08%    (12.33)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $64,748     $44,266     $20,013       $8,079      $3,871
     Ratio of Expenses to Average Net Assets..............        1.72%       1.88%       2.00%        2.10%       1.95%
     Ratio of Gross Expenses to Average Net Assets(c).....        1.72%       1.88%       2.00% 2.65%(    d)    1.95%(d)
     Ratio of Net Investment Income to Average Net Assets.        0.27%       0.47%       0.43%        0.18%     (0.11)%
     Portfolio Turnover Rate..............................       134.7%      139.5%      156.2%       135.3%       96.9%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
LARGECAP GROWTH FUND
Class J shares
Net Asset Value, Beginning of Period......................       $ 6.81      $ 5.89      $ 5.72       $ 5.01      $ 6.14
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.01)      (0.01)      (0.04)       (0.04)      (0.01)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.66        0.96        0.21         0.75      (1.12)
                          Total From Investment Operations         0.65        0.95        0.17         0.71      (1.13)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.03)          -            -           -
                         Total Dividends and Distributions           -       (0.03)          -            -           -
Net Asset Value, End of Period                                   $ 7.46      $ 6.81      $ 5.89       $ 5.72      $ 5.01
Total Return(b)...........................................        9.54%      16.17%       2.97%       14.17%    (18.40)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $34,561     $20,860     $15,898      $12,629      $5,092
     Ratio of Expenses to Average Net Assets..............        1.36%       1.48%       1.53%        1.64%       1.50%
     Ratio of Gross Expenses to Average Net Assets(e).....           -%          -%    1.53%(d)     1.92%(d)          -%
     Ratio of Net Investment Income to Average Net Assets.      (0.16)%     (0.21)%     (0.63)%      (0.72)%     (0.64)%
     Portfolio Turnover Rate..............................        93.5% 169.0%(  f)       59.8% 59.2%(    g)       29.6%


(a)  Calculated based on average shares outstanding during the period.

(b)  Total return is calculated  without the  contingent  deferred sales charge.


(c) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on February 28, 2006.

(d)  Expense ratio without commission rebates.

(e) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.

(f) Portfolio turnover rate excludes approximately $289,113,000 of securities from the acquisition of Principal Growth Fund, Inc.

(g) Portfolio turnover rate excludes approximately $2,976,000 of securities from the acquisition of Technology Fund and $875,000 from portfolio realignment.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
LARGECAP S&P 500 INDEX FUND
Class J shares
Net Asset Value, Beginning of Period......................       $ 8.56      $ 8.62      $ 7.99       $ 6.72      $ 8.04
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.11        0.10        0.07         0.05        0.03
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.21        0.56        0.58         1.24      (1.34)
                          Total From Investment Operations         1.32        0.66        0.65         1.29      (1.31)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.08)      (0.13)      (0.02)       (0.02)      (0.01)
     Distributions from Realized Gains....................       (0.04)      (0.59)          -            -           -
                         Total Dividends and Distributions       (0.12)      (0.72)      (0.02)       (0.02)      (0.01)
Net Asset Value, End of Period                                   $ 9.76      $ 8.56      $ 8.62       $ 7.99      $ 6.72
Total Return(b)...........................................       15.48%       7.72%       8.19%       19.19%    (16.31)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $371,614    $309,862    $247,010     $154,666     $61,111
     Ratio of Expenses to Average Net Assets..............        0.82%       0.86%       0.90%        1.11%       1.10%
     Ratio of Gross Expenses to Average Net Assets(c).....           -%          -%       0.90%        1.13%          -%
     Ratio of Net Investment Income to Average Net Assets.        1.16%       1.20%       0.78%        0.66%       0.51%
     Portfolio Turnover Rate..............................         3.7% 11.5%(   d)       67.3%         1.1%       67.9%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
LARGECAP VALUE FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 11.19     $ 10.61      $ 9.74       $ 8.22      $ 9.09
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.14        0.10        0.06         0.03        0.03
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.95        0.98        0.82         1.50      (0.89)
                          Total From Investment Operations         2.09        1.08        0.88         1.53      (0.86)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.05)      (0.12)      (0.01)       (0.01)      (0.01)
     Distributions from Realized Gains....................       (0.29)      (0.38)          -            -           -
                         Total Dividends and Distributions       (0.34)      (0.50)      (0.01)       (0.01)      (0.01)
Net Asset Value, End of Period                                  $ 12.94     $ 11.19     $ 10.61       $ 9.74      $ 8.22
Total Return(b)...........................................       19.11%      10.45%       9.07%       18.60%     (9.44)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $50,418     $28,185     $18,334      $10,876      $3,683
     Ratio of Expenses to Average Net Assets..............        1.21%       1.31%       1.35%        1.62%       1.40%
     Ratio of Gross Expenses to Average Net Assets(c).....           -%          -% 1.36%(   e)     1.91%(e)    1.40%(e)
     Ratio of Net Investment Income to Average Net Assets.        1.14%       0.93%       0.62%        0.38%       0.59%
     Portfolio Turnover Rate..............................        92.8% 181.1%(  f)      228.4%       179.1%      128.9%


(a)  Calculated based on average shares outstanding during the period.

(b)  Total return is calculated  without the  contingent  deferred sales charge.


(c) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.

(d) Portfolio turnover rate excludes approximately $71,356,000 of securities from the acquisition of Principal LargeCap Stock Index Fund, Inc.

(e)  Expense  ratio without  commission  rebates.

(f) Portfolio turnover rate excludes approximately $329,124,000 of securities from the acquisition of Principal Capital Value Fund, Inc.






                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MIDCAP BLEND FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 13.52     $ 12.75     $ 11.20       $ 8.95      $ 9.23
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.01)        0.05          -            -           -
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.78        1.61        1.61         2.25      (0.28)
                          Total From Investment Operations         1.77        1.66        1.61         2.25      (0.28)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.02)      (0.01)           -           -
     Distributions from Realized Gains....................       (0.71)      (0.87)      (0.05)           -           -
                         Total Dividends and Distributions       (0.71)      (0.89)      (0.06)           -           -
Net Asset Value, End of Period                                  $ 14.58     $ 13.52     $ 12.75      $ 11.20      $ 8.95
Total Return(b)...........................................       13.54%      13.53%      14.32%       25.20%     (3.03)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $157,731    $117,300     $75,490      $41,132     $13,260
     Ratio of Expenses to Average Net Assets..............        1.35%       1.43%       1.49%        1.68%       1.60%
     Ratio of Gross Expenses to Average Net Assets(c).....           -%          -% 1.49%(   d)     1.78%(d)    1.60%(d)
     Ratio of Net Investment Income to Average Net Assets.      (0.07)%       0.35%       0.27%      (0.27)%          -%
     Portfolio Turnover Rate..............................        43.4% 133.8%(  e) 60.8%(   f) 35.3%(    g)       62.0%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MIDCAP GROWTH FUND
Class J shares
Net Asset Value, Beginning of Period......................       $ 5.95      $ 5.17      $ 5.06       $ 3.94      $ 5.69
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.06)      (0.07)      (0.06)       (0.06)      (0.06)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.43        0.85        0.17         1.18      (1.69)
                          Total From Investment Operations         0.37        0.78        0.11         1.12      (1.75)
Net Asset Value, End of Period                                   $ 6.32      $ 5.95      $ 5.17       $ 5.06      $ 3.94
Total Return(b)...........................................        6.22%      15.09%       2.17%       28.43%    (30.76)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $20,359     $18,341     $14,824      $10,116      $4,128
     Ratio of Expenses to Average Net Assets..............        1.48%       1.58%       1.65%        1.83%       1.64%
     Ratio of Gross Expenses to Average Net Assets(c).....           -%          -%    1.65%(d)     2.23%(d)    1.65%(d)
     Ratio of Net Investment Income to Average Net Assets.      (0.98)%     (1.21)%     (1.13)%      (1.38)%     (1.27)%
     Portfolio Turnover Rate..............................       146.1%      233.8%      324.2%       290.7%      276.9%


(a)  Calculated based on average shares outstanding during the period.

(b)  Total return is calculated  without the  contingent  deferred sales charge.


(c) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.

(d)  Expense  ratio without  commission  rebates.

(e) Portfolio turnover rate excludes approximately $574,898,000 of securities from the acquisition of Principal MidCap Fund, Inc.

(f) Portfolio turnover rate excludes approximately $3,858,000 from portfolio realignment from the acquisition of Partners MidCap Blend Fund.

(g) Portfolio turnover rate excludes approximately $6,912,000 of securities from the acquisition of Partners MidCap Blend Fund and $2,567,000 from portfolio realignment.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MIDCAP S&P 400 INDEX FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 13.29     $ 11.77     $ 10.84       $ 8.42      $ 9.07
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.08        0.04        0.01       (0.01)          -
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.53        1.85        1.04         2.43      (0.58)
                          Total From Investment Operations         1.61        1.89        1.05         2.42      (0.58)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.03)      (0.04)          -            -           -
     Distributions from Realized Gains....................       (0.55)      (0.33)      (0.12)           -       (0.07)
                         Total Dividends and Distributions       (0.58)      (0.37)      (0.12)           -       (0.07)
Net Asset Value, End of Period                                  $ 14.32     $ 13.29     $ 11.77      $ 10.84      $ 8.42
Total Return(b)...........................................       12.44%      16.31%       9.72%       28.74%     (6.52)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $34,547     $27,806     $19,932      $13,620      $6,373
     Ratio of Expenses to Average Net Assets..............        0.91%       0.99%       1.04%        1.28%       1.10%
     Ratio of Gross Expenses to Average Net Assets(c).....           -%          -%       1.04%        1.48%          -%
     Ratio of Net Investment Income to Average Net Assets.        0.54%       0.35%       0.11%      (0.10)%          -%
     Portfolio Turnover Rate..............................        31.7%       52.1%       55.9%        41.4%       48.5%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MIDCAP VALUE FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 14.26     $ 12.85     $ 11.68       $ 9.68      $ 9.91
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.10        0.05        0.02         0.01        0.01
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.96        2.20        1.16         2.01        0.04
                          Total From Investment Operations         2.06        2.25        1.18         2.02        0.05
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.05)      (0.02)      (0.01)       (0.02)      (0.01)
     Distributions from Realized Gains....................       (2.08)      (0.82)          -            -       (0.27)
                         Total Dividends and Distributions       (2.13)      (0.84)      (0.01)       (0.02)      (0.28)
Net Asset Value, End of Period                                  $ 14.19     $ 14.26     $ 12.85      $ 11.68      $ 9.68
Total Return(b)...........................................       16.12%      18.24%      10.15%       20.88%       0.24%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $129,753    $111,378     $77,354      $47,750     $20,879
     Ratio of Expenses to Average Net Assets..............        1.34%       1.41%       1.47%        1.70%       1.58%
     Ratio of Gross Expenses to Average Net Assets(d).....           -%          -% 1.48%(   e)     1.77%(e)    1.60%(e)
     Ratio of Net Investment Income to Average Net Assets.        0.71%       0.34%       0.12%        0.06%       0.13%
     Portfolio Turnover Rate..............................       102.8%      167.8%      225.4%       186.5%      172.2%


(a)  Calculated based on average shares outstanding during the period.

(b)  Total return is calculated  without the  contingent  deferred sales charge.


(c) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.

(d) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004.

(e)  Expense ratio without commission rebates.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MONEY MARKET FUND
Class J shares
Net Asset Value, Beginning of Period......................       $ 1.00      $ 1.00      $ 1.00       $ 1.00      $ 1.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.04        0.02          -            -         0.01
                          Total From Investment Operations         0.04        0.02          -            -         0.01
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.04)      (0.02)          -            -       (0.01)
                         Total Dividends and Distributions       (0.04)      (0.02)          -            -       (0.01)
Net Asset Value, End of Period                                   $ 1.00      $ 1.00      $ 1.00       $ 1.00      $ 1.00
Total Return(b)...........................................        3.82%       1.79%       0.08%        0.06%       0.68%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $157,486    $143,460    $132,551      $95,332     $36,795
     Ratio of Expenses to Average Net Assets..............        1.11%       1.15%       1.17%        1.21%       1.35%
     Ratio of Gross Expenses to Average Net Assets(c).....        1.11%       1.15%       1.43%        1.54%          -%
     Ratio of Net Investment Income to Average Net Assets.        3.76%       1.78%       0.09%        0.04%       0.59%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS LARGECAP BLEND FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 10.10      $ 9.95      $ 9.22       $ 8.05      $ 8.99
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.04        0.04          -          0.01        0.05
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.44        0.77        0.73         1.16      (0.99)
                          Total From Investment Operations         1.48        0.81        0.73         1.17      (0.94)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.02)      (0.09)          -            -           -
     Distributions from Realized Gains....................       (0.44)      (0.57)          -            -           -
                         Total Dividends and Distributions       (0.46)      (0.66)          -            -           -
Net Asset Value, End of Period                                  $ 11.12     $ 10.10      $ 9.95       $ 9.22      $ 8.05
Total Return(b)...........................................       15.02%       8.29%       7.95%       14.53%    (10.46)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $109,445     $69,766     $43,662      $20,880      $5,315
     Ratio of Expenses to Average Net Assets..............        1.42%       1.49%       1.53%        1.70%       1.68%
     Ratio of Gross Expenses to Average Net Assets(d).....           -%          -% 1.56%(   e)     1.92%(e)    1.70%(e)
     Ratio of Net Investment Income to Average Net Assets.        0.40%       0.41%       0.04%        0.17%       0.24%
     Portfolio Turnover Rate..............................        52.1% 51.8%(   f)       93.9%        41.7%       71.9%


(a)  Calculated based on average shares outstanding during the period.

(b)  Total return is calculated without the contingent deferred sales charge.

(c) Expense ratio without the Managers' voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on February 28, 2006.

(d) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004.

(e)  Expense  ratio without  commission  rebates.

(f) Portfolio turnover rate excludes approximately $72,822,000 of securities from the acquisition of Principal Partners LargeCap Blend Fund, Inc. and
     $136,000 from portfolio realignment.




                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS LARGECAP BLEND FUND I
Class J shares
Net Asset Value, Beginning of Period......................       $ 8.27      $ 7.67      $ 7.08       $ 6.00      $ 7.51
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.06        0.06        0.02         0.01        0.01
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.09        0.64        0.58         1.08      (1.51)
                          Total From Investment Operations         1.15        0.70        0.60         1.09      (1.50)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.02)      (0.06)      (0.01)       (0.01)      (0.01)
     Distributions from Realized Gains....................       (0.03)      (0.04)          -            -           -
                         Total Dividends and Distributions       (0.05)      (0.10)      (0.01)       (0.01)      (0.01)
Net Asset Value, End of Period                                   $ 9.37      $ 8.27      $ 7.67       $ 7.08      $ 6.00
Total Return(b)...........................................       14.01%       9.06%       8.45%       18.16%    (20.02)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $48,534     $33,926     $25,189      $15,775      $8,756
     Ratio of Expenses to Average Net Assets..............        1.14%       1.20%       1.26%        1.44%       1.40%
     Ratio of Gross Expenses to Average Net Assets(c).....           -%          -% 1.26%(   d)     1.50%(d)          -%
     Ratio of Net Investment Income to Average Net Assets.        0.64%       0.78%       0.28%        0.19%       0.12%
     Portfolio Turnover Rate..............................        65.1% 148.8%(  e)       76.5%        82.9%       89.4%


(a)  Calculated based on average shares outstanding during the period.

(b)  Total return is calculated  without the  contingent  deferred sales charge.


(c) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.

(d)  Expense  ratio without  commission  rebates.

(e) Portfolio turnover rate excludes approximately $149,848,000 of securities from the acquisition of Principal Partners Blue Chip Fund, Inc. and
     $268,000 from portfolio realignment.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS LARGECAP GROWTH FUND I
Class J shares
Net Asset Value, Beginning of Period......................       $ 7.63      $ 6.91      $ 6.70       $ 5.89      $ 7.31
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.02)      (0.04)      (0.06)       (0.05)      (0.02)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.49        0.79        0.27         0.86      (1.40)
                          Total From Investment Operations         0.47        0.75        0.21         0.81      (1.42)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.03)          -            -           -
     Distributions from Realized Gains....................       (0.31)          -           -            -           -
                         Total Dividends and Distributions       (0.31)      (0.03)          -            -           -
Net Asset Value, End of Period                                   $ 7.79      $ 7.63      $ 6.91       $ 6.70      $ 5.89
Total Return(b)...........................................        6.09%      10.94%       3.13%       13.75%    (19.43)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $37,584     $27,706     $17,673       $9,744      $4,306
     Ratio of Expenses to Average Net Assets..............        1.54%       1.65%       1.72%        1.89%       1.70%
     Ratio of Gross Expenses to Average Net Assets(c).....        1.54%       1.65% 1.78%(   d)     2.27%(d)          -%
     Ratio of Net Investment Income to Average Net Assets.      (0.31)%     (0.49)%     (0.82)%      (0.76)%     (0.73)%
     Portfolio Turnover Rate..............................        58.5% 66.5%(   e)      157.8%       130.9%      182.9%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS LARGECAP GROWTH FUND II
Class J shares
Net Asset Value, Beginning of Period......................       $ 7.71      $ 7.38      $ 7.00       $ 5.99      $ 7.27
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.05)      (0.03)      (0.06)       (0.06)      (0.21)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.86        0.51        0.44         1.07      (1.07)
                          Total From Investment Operations         0.81        0.48        0.38         1.01      (1.28)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.02)          -            -           -
     Distributions from Realized Gains....................       (0.09)      (0.13)          -            -           -
                         Total Dividends and Distributions       (0.09)      (0.15)          -            -           -
Net Asset Value, End of Period                                   $ 8.43      $ 7.71      $ 7.38       $ 7.00      $ 5.99
Total Return(b)...........................................       10.56%       6.52%       5.43%       16.86%    (17.61)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $13,866     $10,661      $7,723       $4,234      $2,425
     Ratio of Expenses to Average Net Assets..............        1.75%       1.75%       1.79%        1.95%       1.95%
     Ratio of Gross Expenses to Average Net Assets(f).....        1.87%       2.00%       2.10%        2.97%          -%
     Ratio of Net Investment Income to Average Net Assets.      (0.66)%     (0.45)%     (0.88)%      (0.93)%     (1.01)%
     Portfolio Turnover Rate..............................       143.4%       95.2%      124.7%       193.9%      176.7%


a)  Calculated based on average shares outstanding during the period.

(b)  Total return is calculated  without the  contingent  deferred sales charge.


(c) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003, decreased on March 1, 2004 and ceased on February 28, 2006.

(d)  Expense  ratio without  commission  rebates.

(e) Portfolio turnover rate excludes approximately $62,466,000 of securities from the acquisition of Principal Partners Equity Growth Fund, Inc.

(f)  Expense ratio without the Manager's voluntary or contractual expense limit.
     The voluntary expense limit began on November 1, 2002. Expense limits were decreased on March 1, 2004 and ceased on February 28, 2006. The contractual expense limit began on March 1, 2006.




                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS LARGECAP VALUE FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 13.34     $ 12.58     $ 11.34       $ 9.33     $ 10.42
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.15        0.10        0.08         0.08        0.02
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.48        0.93        1.23         1.94      (1.07)
                          Total From Investment Operations         2.63        1.03        1.31         2.02      (1.05)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.08)      (0.17)      (0.07)       (0.01)          -
     Distributions from Realized Gains....................       (0.51)      (0.10)          -            -       (0.04)
                         Total Dividends and Distributions       (0.59)      (0.27)      (0.07)       (0.01)      (0.04)
Net Asset Value, End of Period                                  $ 15.38     $ 13.34     $ 12.58      $ 11.34      $ 9.33
Total Return(b)...........................................       20.37%       8.25%      11.56%       21.64%    (10.13)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $104,621     $69,104     $41,043      $16,843      $5,816
     Ratio of Expenses to Average Net Assets..............        1.47%       1.54%       1.63%        1.75%       1.75%
     Ratio of Gross Expenses to Average Net Assets(c).....           -%          -% 1.64%(   d)     2.01%(d)    1.75%(d)
     Ratio of Net Investment Income to Average Net Assets.        1.03%       0.78%       0.64%        0.79%       0.68%
     Portfolio Turnover Rate..............................        20.7% 28.1%(   e)       26.4%        16.2%        7.8%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS MIDCAP GROWTH FUND
Class J shares
Net Asset Value, Beginning of Period......................       $ 8.43      $ 7.20      $ 7.03       $ 5.03      $ 6.28
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.09)      (0.12)      (0.12)       (0.10)      (0.09)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.81        1.35        0.29         2.10      (1.16)
                          Total From Investment Operations         0.72        1.23        0.17         2.00      (1.25)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.07)          -           -            -           -
                         Total Dividends and Distributions       (0.07)          -           -            -           -
Net Asset Value, End of Period                                   $ 9.08      $ 8.43      $ 7.20       $ 7.03      $ 5.03
Total Return(b)...........................................        8.51%      17.08%       2.42%       39.76%    (19.90)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $27,963     $22,011     $15,436       $9,625      $2,648
     Ratio of Expenses to Average Net Assets..............        1.78%       1.89%       1.92%        1.95%       1.95%
     Ratio of Gross Expenses to Average Net Assets(f).....        1.78%       1.89%    2.02%(d)     2.72%(d)          -%
     Ratio of Net Investment Income to Average Net Assets.      (1.02)%     (1.51)%     (1.63)%      (1.73)%     (1.72)%
     Portfolio Turnover Rate..............................       145.8% 185.7%(  g)      163.7%       163.3%      225.6%


(a)  Calculated based on average shares outstanding during the period.

(b)  Total return is calculated  without the  contingent  deferred sales charge.


(c) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004.

(d)  Expense  ratio without  commission  rebates.

(e) Portfolio turnover rate excludes approximately $72,312,000 of securities from the acquisition of Principal Partners LargeCap Value Fund, Inc. and
     $331,000  from  portfolio  realignment.

(f) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on February 28, 2006.


(g) Portfolio turnover rate excludes approximately $34,689,000 of securities from the acquisition of Principal Partners MidCap Growth Fund, Inc. and
     $23,000 from portfolio realignment.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS MIDCAP VALUE FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 14.46     $ 13.46     $ 11.75       $ 9.21      $ 9.35
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.01)      (0.09)      (0.10)       (0.09)      (0.04)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.09        2.07        1.97         2.63      (0.10)
                          Total From Investment Operations         2.08        1.98        1.87         2.54      (0.14)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (1.33)      (0.98)      (0.16)           -           -
                         Total Dividends and Distributions       (1.33)      (0.98)      (0.16)           -           -
Net Asset Value, End of Period                                  $ 15.21     $ 14.46     $ 13.46      $ 11.75      $ 9.21
Total Return(b)...........................................       15.09%      15.19%      16.06%       27.58%     (1.50)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $95,782     $75,737     $32,930      $12,295      $4,573
     Ratio of Expenses to Average Net Assets..............        1.80%       1.85%       1.93%        1.94%       1.95%
     Ratio of Gross Expenses to Average Net Assets(c).....        1.80%       1.85% 1.96%(   d)     2.49%(d)          -%
     Ratio of Net Investment Income to Average Net Assets.      (0.07)%     (0.61)%     (0.77)%      (0.89)%     (0.94)%
     Portfolio Turnover Rate..............................       151.4%       87.9%       49.9%        49.7%       80.0%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS SMALLCAP GROWTH FUND I
Class J shares
Net Asset Value, Beginning of Period......................       $ 8.02      $ 7.33      $ 6.75       $ 4.92      $ 7.12
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.16)      (0.14)      (0.13)       (0.10)      (0.06)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.97        0.83        0.71         1.93      (2.14)
                          Total From Investment Operations         0.81        0.69        0.58         1.83      (2.20)
Net Asset Value, End of Period                                   $ 8.83      $ 8.02      $ 7.33       $ 6.75      $ 4.92
Total Return(b)...........................................       10.10%       9.41%       8.59%       37.20%    (30.90)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $9,581      $8,323      $8,026       $5,932      $1,386
     Ratio of Expenses to Average Net Assets..............        2.05%       2.05%       2.05%        2.05%       2.05%
     Ratio of Gross Expenses to Average Net Assets(e).....        2.08%       2.21%    2.24%(d)     3.39%(d)          -%
     Ratio of Net Investment Income to Average Net Assets.      (1.76)%     (1.80)%     (1.86)%      (1.85)%     (1.85)%
     Portfolio Turnover Rate..............................       100.3%       91.5%       94.6%       333.6%      110.9%


(a)  Calculated based on average shares outstanding during the period.

(b)  Total return is calculated  without the  contingent  deferred sales charge.


(c) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on February 28, 2006.

(d)  Expense ratio without commission rebates.

(e)  Expense ratio without the Manager's voluntary or contractual expense limit.
     The voluntary expense limit began on November 1, 2002 and ceased on February 28, 2006. The contractual expense limit began on March 1, 2006.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS SMALLCAP GROWTH FUND II
Class J shares
Net Asset Value, Beginning of Period......................       $ 8.19      $ 7.54      $ 7.44       $ 5.47      $ 6.04
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.13)      (0.14)      (0.13)       (0.10)      (0.04)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.10        1.01        0.27         2.07      (0.53)
                          Total From Investment Operations         0.97        0.87        0.14         1.97      (0.57)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.48)      (0.22)      (0.04)           -           -
                         Total Dividends and Distributions       (0.48)      (0.22)      (0.04)           -           -
Net Asset Value, End of Period                                   $ 8.68      $ 8.19      $ 7.54       $ 7.44      $ 5.47
Total Return(b)...........................................       12.12%      11.63%       1.94%       36.01%     (9.44)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $18,405      $9,483      $6,025       $3,303      $1,099
     Ratio of Expenses to Average Net Assets..............        1.93%       2.05%       2.05%        2.03%       1.93%
     Ratio of Gross Expenses to Average Net Assets(c).....        1.93%       2.14% 2.30%(   d)     3.66%(d)    1.95%(d)
     Ratio of Net Investment Income to Average Net Assets.      (1.55)%     (1.78)%     (1.75)%      (1.64)%     (1.64)%
     Portfolio Turnover Rate..............................        80.7% 53.4%(   e)       69.4%       115.9%      120.1%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS SMALLCAP VALUE FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 16.49     $ 14.53     $ 12.89       $ 9.46      $ 9.94
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.15)      (0.14)      (0.13)       (0.11)      (0.05)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.14        2.10        1.77         3.63      (0.28)
                          Total From Investment Operations         1.99        1.96        1.64         3.52      (0.33)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (1.32)          -           -        (0.09)      (0.15)
                         Total Dividends and Distributions       (1.32)          -           -        (0.09)      (0.15)
Net Asset Value, End of Period                                  $ 17.16     $ 16.49     $ 14.53      $ 12.89      $ 9.46
Total Return(b)...........................................       12.65%      13.49%      12.73%       37.53%     (3.55)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $11,900     $10,055      $6,843       $5,962      $4,867
     Ratio of Expenses to Average Net Assets..............        1.91%       1.95%       1.95%        1.95%       1.95%
     Ratio of Gross Expenses to Average Net Assets(f).....        1.91%       2.05%    2.11%(d)        2.57%          -%
     Ratio of Net Investment Income to Average Net Assets.      (0.90)%     (0.85)%     (0.90)%      (1.00)%     (1.15)%
     Portfolio Turnover Rate..............................        36.2%       51.3%       26.3%        44.1%       27.9%


(a)  Calculated based on average shares outstanding during the period.

(b)  Total return is calculated  without the  contingent  deferred sales charge.


(c)  Expense ratio without the Manager's voluntary or contractual expense limit.
     The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on February 28, 2006. The contractual expense limit began on March 1, 2006.

(d)  Expense  ratio without  commission  rebates.

(e) Portfolio turnover rate excludes approximately $21,459,000 of securities from the acquisition of Principal Partners SmallCap Growth Fund, Inc. and
     $84,000 from portfolio realignment.

(f)  Expense ratio without the Manager's voluntary or contractual expense limit.
     The voluntary expense limit began on November 1, 2002 and ceased on February 28, 2006. The contractual expense limit began on March 1, 2006.





                                                                   2006        2005 2004(    a)
                                                                   ----        ---- ----
PREFERRED SECURITIES FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 10.48     $ 11.25     $ 11.04
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.51        0.52        0.48
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.10      (0.38)      (0.27)
                          Total From Investment Operations         0.61        0.14        0.21
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.47)      (0.91)          -
                         Total Dividends and Distributions       (0.47)      (0.91)          -
Net Asset Value, End of Period                                  $ 10.62     $ 10.48     $ 11.25
Total Return(c)...........................................        5.95%       1.27%  1.90%(  d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $24,881     $24,037     $16,472
     Ratio of Expenses to Average Net Assets..............        1.58%       1.60% 1.59%(   e)
     Ratio of Gross Expenses to Average Net Assets(f).....        1.58%       1.63%    2.13%(e)
     Ratio of Net Investment Income to Average Net Assets.        4.92%       4.84%    5.13%(e)
     Portfolio Turnover Rate..............................        22.4%       17.8%    14.0%(e)


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2010 FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 12.07     $ 11.59     $ 10.60       $ 9.36      $ 9.83
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.33        0.29        0.13         0.04        0.10
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.08        0.53        0.95         1.26      (0.51)
                          Total From Investment Operations         1.41        0.82        1.08         1.30      (0.41)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.23)      (0.24)      (0.09)       (0.06)      (0.06)
     Distributions from Realized Gains....................       (0.08)      (0.10)          -            -           -
                         Total Dividends and Distributions       (0.31)      (0.34)      (0.09)       (0.06)      (0.06)
Net Asset Value, End of Period                                  $ 13.17     $ 12.07     $ 11.59      $ 10.60      $ 9.36
Total Return(c)...........................................       11.88%       7.20%      10.21%       13.92%     (4.16)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $191,674    $106,539     $59,805      $27,052      $5,071
     Ratio of Expenses to Average Net Assets(g)...........        0.69%       0.73%       0.78%        1.05%       1.05%
     Ratio of Gross Expenses to Average Net Assets(g),(h).        0.69%          -%       0.78%        1.05%          -%
     Ratio of Net Investment Income to Average Net Assets.        2.66%       2.46%       1.16%        0.39%       1.79%
     Portfolio Turnover Rate..............................        16.6%       10.2%       34.3%        47.8%       17.6%


(a)  Period from December 29, 2003, date operations  commenced,  through October
     31, 2004.

(b)  Calculated based on average shares outstanding during the period.

(c)  Total return is calculated without the contingent deferred sales charge.

(d)  Total  return  amounts  have  not  been  annualized.

(e)  Computed on an  annualized  basis.

(f)  Expense ratio without the Manager's voluntary or contractual expense limit.
     The voluntary expense limit ceased on February 28, 2006. The contractual expense limit began on March 1, 2006.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h)  Expense ratio without the Manager's voluntary or contractual expense limit.
     The  voluntary  expense limit began on November 1, 2002 and ceased on March
     1,  2004.  The  contractual  expense  limit  began on March  1,  2006.




                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2020 FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 12.24     $ 11.48     $ 10.53       $ 9.11      $ 9.69
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.28        0.24        0.11         0.03        0.09
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.46        0.84        0.95         1.43      (0.63)
                          Total From Investment Operations         1.74        1.08        1.06         1.46      (0.54)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.24)      (0.23)      (0.11)       (0.04)      (0.04)
     Distributions from Realized Gains....................       (0.10)      (0.09)          -            -           -
                         Total Dividends and Distributions       (0.34)      (0.32)      (0.11)       (0.04)      (0.04)
Net Asset Value, End of Period                                  $ 13.64     $ 12.24     $ 11.48      $ 10.53      $ 9.11
Total Return(b)...........................................       14.55%       9.52%      10.10%       16.09%     (5.56)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $356,350    $187,253     $97,035      $45,114      $8,645
     Ratio of Expenses to Average Net Assets(c)...........        0.69%       0.73%       0.78%        1.01%       1.05%
     Ratio of Gross Expenses to Average Net Assets(c),(d).        0.69%          -%       0.78%        1.01%          -%
     Ratio of Net Investment Income to Average Net Assets.        2.21%       2.02%       1.01%        0.31%       1.46%
     Portfolio Turnover Rate..............................         7.4%        5.5%       27.0%        41.1%       12.3%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2030 FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 12.06     $ 11.18     $ 10.21       $ 8.74      $ 9.50
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.24        0.19        0.08       (0.01)        0.07
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.60        0.98        0.96         1.49      (0.78)
                          Total From Investment Operations         1.84        1.17        1.04         1.48      (0.71)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.23)      (0.21)      (0.07)       (0.01)      (0.05)
     Distributions from Realized Gains....................       (0.12)      (0.08)          -            -           -
                         Total Dividends and Distributions       (0.35)      (0.29)      (0.07)       (0.01)      (0.05)
Net Asset Value, End of Period                                  $ 13.55     $ 12.06     $ 11.18      $ 10.21      $ 8.74
Total Return(b)...........................................       15.51%      10.57%      10.18%       16.91%     (7.52)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $292,775    $157,396     $95,677      $55,252      $7,610
     Ratio of Expenses to Average Net Assets(c)...........        0.72%       0.79%       0.87%        1.09%       1.05%
     Ratio of Gross Expenses to Average Net Assets(c),(d).        0.72%          -%       0.87%        1.09%          -%
     Ratio of Net Investment Income to Average Net Assets.        1.88%       1.59%       0.75%      (0.06)%       0.96%
     Portfolio Turnover Rate..............................         9.4%        4.8%       30.7% 52.4%(    e)       19.9%


(a)  Calculated based on average shares outstanding during the period.

(b)  Total return is calculated  without the  contingent  deferred sales charge.


(c) Does not include expenses of the investment companies in which the Fund invests.

(d)  Expense ratio without the Manager's voluntary or contractual expense limit.
     The  voluntary  expense limit began on November 1, 2002 and ceased on March
     1, 2004. The contractual expense limit began on March 1, 2006.

(e) Portfolio turnover rate excludes approximately $22,287,000 of securities from the acquisition of Balanced Fund and $22,287,000 from portfolio realignment.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2040 FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 12.12     $ 11.14     $ 10.15       $ 8.66      $ 9.55
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.20        0.13        0.03       (0.07)        0.04
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.70        1.11        0.97         1.56      (0.88)
                          Total From Investment Operations         1.90        1.24        1.00         1.49      (0.84)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.19)      (0.18)      (0.01)           -       (0.04)
     Distributions from Realized Gains....................       (0.11)      (0.08)          -            -       (0.01)
                         Total Dividends and Distributions       (0.30)      (0.26)      (0.01)           -       (0.05)
Net Asset Value, End of Period                                  $ 13.72     $ 12.12     $ 11.14      $ 10.15      $ 8.66
Total Return(b)...........................................       15.89%      11.25%       9.86%       17.26%     (8.89)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $110,477     $50,858     $26,053      $12,332      $3,304
     Ratio of Expenses to Average Net Assets(c)...........        0.76%       0.87%       0.97%        1.60%       1.05%
     Ratio of Gross Expenses to Average Net Assets(c),(d).        0.77%          -%       0.97%        1.66%          -%
     Ratio of Net Investment Income to Average Net Assets.        1.52%       1.07%       0.29%      (0.71)%       0.45%
     Portfolio Turnover Rate..............................        13.1%        7.1%       40.0%        46.0%       19.6%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2050 FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 11.55     $ 10.55      $ 9.67       $ 8.15      $ 9.20
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.15        0.03      (0.08)       (0.08)        0.04
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.72        1.20        0.96         1.60      (1.04)
                          Total From Investment Operations         1.87        1.23        0.88         1.52      (1.00)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.16)      (0.16)          -            -       (0.05)
     Distributions from Realized Gains....................       (0.11)      (0.07)          -            -           -
                         Total Dividends and Distributions       (0.27)      (0.23)          -            -       (0.05)
Net Asset Value, End of Period                                  $ 13.15     $ 11.55     $ 10.55       $ 9.67      $ 8.15
Total Return(b)...........................................       16.37%      11.72%       9.10%       18.67%    (10.98)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $22,053      $9,276      $3,887       $1,636        $776
     Ratio of Expenses to Average Net Assets(c)...........        0.81%       1.21%       1.68%        1.70%       1.05%
     Ratio of Gross Expenses to Average Net Assets(c),(e).        0.92%       1.21%       1.73%        4.30%          -%
     Ratio of Net Investment Income to Average Net Assets.        1.22%       0.27%     (0.74)%      (0.97)%       0.35%
     Portfolio Turnover Rate..............................        15.9%        7.5%       44.9%        45.7%       25.4%


(a)  Calculated based on average shares outstanding during the period.

(b)  Total return is calculated  without the  contingent  deferred sales charge.


(c) Does not include expenses of the investment companies in which the Fund invests.

(d)  Expense ratio without the Manager's voluntary or contractual expense limit.
     The  voluntary  expense limit began on November 1, 2002 and ceased on March
     1, 2004. The contractual  expense limit began on March 1, 2006.

(e)  Expense ratio without the Manager's voluntary or contractual expense limit.
     The voluntary expense limit began on November 1, 2002 and ceased on February 28, 2006. The contractual expense limit began on March 1, 2006.






                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 11.93     $ 11.70     $ 10.72       $ 9.68      $ 9.99
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.40        0.34        0.13         0.02        0.10
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.67        0.26        0.94         1.06      (0.33)
                          Total From Investment Operations         1.07        0.60        1.07         1.08      (0.23)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.26)      (0.24)      (0.09)       (0.03)      (0.08)
     Distributions from Realized Gains....................       (0.12)      (0.13)          -        (0.01)          -
                         Total Dividends and Distributions       (0.38)      (0.37)      (0.09)       (0.04)      (0.08)
Net Asset Value, End of Period                                  $ 12.62     $ 11.93     $ 11.70      $ 10.72      $ 9.68
Total Return(b)...........................................        9.20%       5.13%      10.04%       11.15%     (2.29)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $81,151     $57,536     $24,991       $8,325        $754
     Ratio of Expenses to Average Net Assets(c)...........        0.71%       0.77%       0.86%        1.30%       1.04%
     Ratio of Gross Expenses to Average Net Assets(c),(d).        0.71%          -%       0.86%        1.94%          -%
     Ratio of Net Investment Income to Average Net Assets.        3.27%       2.80%       1.12%        0.20%       1.84%
     Portfolio Turnover Rate..............................        48.9%       43.8%       34.1%        43.9%       46.2%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
REAL ESTATE SECURITIES FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 20.19     $ 18.28     $ 14.42      $ 11.07     $ 10.45
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.12        0.28        0.28         0.37        0.30
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         7.68        3.14        3.97         3.22        0.62
                          Total From Investment Operations         7.80        3.42        4.25         3.59        0.92
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.16)      (0.46)      (0.25)       (0.24)      (0.30)
     Distributions from Realized Gains....................       (0.62)      (1.05)      (0.14)           -           -
                         Total Dividends and Distributions       (0.78)      (1.51)      (0.39)       (0.24)      (0.30)
Net Asset Value, End of Period                                  $ 27.21     $ 20.19     $ 18.28      $ 14.42     $ 11.07
Total Return(b)...........................................       39.86%      19.47%      30.09%       32.98%       8.88%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $231,200    $147,059     $95,696      $51,874     $20,110
     Ratio of Expenses to Average Net Assets..............        1.53%       1.63%       1.68%        1.90%       1.80%
     Ratio of Gross Expenses to Average Net Assets(e).....           -%          -% 1.68%(   f)     1.95%(f)          -%
     Ratio of Net Investment Income to Average Net Assets.        0.50%       1.42%       1.72%        2.95%       2.83%
     Portfolio Turnover Rate..............................        37.8% 26.7%(   g)       67.9%        35.4%       46.3%


(a)  Calculated based on average shares outstanding during the period.

(b)  Total return is calculated  without the  contingent  deferred sales charge.


(c) Does not include expenses of the investment companies in which the Fund invests.

(d)  Expense ratio without the Manager's voluntary or contractual expense limit.
     The  voluntary  expense limit began on November 1, 2002 and ceased on March
     1, 2004. The contractual  expense limit began on March 1, 2006.

(e) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004.

(f)  Expense  ratio without  commission  rebates.

(g) Portfolio turnover rate excludes approximately $101,379,000 of securities from the acquisition of Principal Real Estate Securities Fund, Inc.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SHORT-TERM BOND FUND
Class J shares
Net Asset Value, Beginning of Period......................       $ 9.98     $ 10.24     $ 10.38      $ 10.39     $ 10.54
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.37        0.27        0.22         0.25        0.37
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.01      (0.23)      (0.09)         0.02      (0.04)
                          Total From Investment Operations         0.38        0.04        0.13         0.27        0.33
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.42)      (0.30)      (0.23)       (0.28)      (0.37)
     Distributions from Realized Gains....................           -           -       (0.04)           -       (0.11)
                         Total Dividends and Distributions       (0.42)      (0.30)      (0.27)       (0.28)      (0.48)
Net Asset Value, End of Period                                   $ 9.94      $ 9.98     $ 10.24      $ 10.38     $ 10.39
Total Return(b)...........................................        3.86%       0.39%       1.27%        2.64%       3.33%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $53,927     $45,825     $45,294      $35,847     $12,108
     Ratio of Expenses to Average Net Assets..............        1.36%       1.27%       1.18%        1.33%       1.35%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(c).............        1.13%       1.15%          -%           -%          -%
     Ratio of Gross Expenses to Average Net Assets(d).....        1.36%       1.27%       1.18%        1.33%          -%
     Ratio of Net Investment Income to Average Net Assets.        3.72%       2.65%       2.15%        2.46%       3.56%
     Portfolio Turnover Rate..............................        49.1% 110.8%(  e)       61.5%        72.3%      105.8%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SMALLCAP BLEND FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 15.40     $ 14.00     $ 12.96       $ 9.51     $ 10.38
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.03)      (0.06)      (0.05)       (0.05)      (0.02)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.25        2.31        1.12         3.50      (0.83)
                          Total From Investment Operations         2.22        2.25        1.07         3.45      (0.85)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.94)      (0.85)      (0.03)           -       (0.02)
                         Total Dividends and Distributions       (0.94)      (0.85)      (0.03)           -       (0.02)
Net Asset Value, End of Period                                  $ 16.68     $ 15.40     $ 14.00      $ 12.96      $ 9.51
Total Return(b)...........................................       14.90%      16.49%       8.26%       36.28%     (8.23)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $146,800    $113,607     $77,396      $47,377     $17,167
     Ratio of Expenses to Average Net Assets..............        1.45%       1.50%       1.58%        1.70%       1.70%
     Ratio of Gross Expenses to Average Net Assets(f).....           -%          -% 1.58%(   g)     1.84%(g)    1.70%(g)
     Ratio of Net Investment Income to Average Net Assets.      (0.20)%     (0.42)%     (0.35)%      (0.48)%     (0.44)%
     Portfolio Turnover Rate..............................       103.0% 137.4%(  h)       98.5%       113.2%      108.8%


(a)  Calculated based on average shares outstanding during the period.

(b)  Total return is calculated  without the  contingent  deferred sales charge.


(c) Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.

(d) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003, decreased on March 1, 2004 and ceased on February 28, 2006.


(e) Portfolio turnover rate excludes approximately $117,013,000 of securities from the acquisition of Principal Limited Term Bond Fund, Inc.

(f) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004.

(g)  Expense  ratio without  commission  rebates.

(h) Portfolio turnover rate excludes approximately $118,621,000 of securities from the acquisition of Principal SmallCap Fund, Inc. and $60,235,000 from portfolio realignment.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SMALLCAP GROWTH FUND
Class J shares
Net Asset Value, Beginning of Period......................       $ 7.87      $ 7.52      $ 7.29       $ 4.84      $ 7.31
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.07)      (0.08)      (0.08)       (0.08)      (0.20)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.12        0.83        0.31         2.53      (1.91)
                          Total From Investment Operations         1.05        0.75        0.23         2.45      (2.11)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.50)      (0.40)          -            -       (0.36)
                         Total Dividends and Distributions       (0.50)      (0.40)          -            -       (0.36)
Net Asset Value, End of Period                                   $ 8.42      $ 7.87      $ 7.52       $ 7.29      $ 4.84
Total Return(b)...........................................       13.69%       9.98%       3.16%       50.62%    (30.92)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $35,009     $29,405     $25,984      $16,886      $4,449
     Ratio of Expenses to Average Net Assets..............        1.53%       1.59%       1.68%        1.88%       1.70%
     Ratio of Gross Expenses to Average Net Assets(c).....           -%          -%       1.69% 2.18%(    d)    1.70%(d)
     Ratio of Net Investment Income to Average Net Assets.      (0.88)%     (0.97)%     (1.06)%      (1.26)%     (1.27)%
     Portfolio Turnover Rate..............................       109.9%      181.7%      194.9%       270.1%      255.3%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SMALLCAP S&P 600 INDEX FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 15.99     $ 14.40     $ 12.49       $ 9.50     $ 10.14
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.02          -           -        (0.05)      (0.01)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.36        2.00        1.91         3.04      (0.49)
                          Total From Investment Operations         2.38        2.00        1.91         2.99      (0.50)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.05)          -            -           -
     Distributions from Realized Gains....................       (0.38)      (0.36)          -            -       (0.14)
                         Total Dividends and Distributions       (0.38)      (0.41)          -            -       (0.14)
Net Asset Value, End of Period                                  $ 17.99     $ 15.99     $ 14.40      $ 12.49      $ 9.50
Total Return(b)...........................................       15.06%      13.99%      15.31%       31.47%     (5.16)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $73,824     $57,122     $33,134      $17,505      $7,197
     Ratio of Expenses to Average Net Assets..............        0.89%       1.00%       1.06%        1.38%       1.10%
     Ratio of Gross Expenses to Average Net Assets(c).....           -%          -%       1.06%        1.49%          -%
     Ratio of Net Investment Income to Average Net Assets.        0.13%       0.01%       0.01%      (0.47)%     (0.28)%
     Portfolio Turnover Rate..............................        56.2%       43.2%       54.5%        44.6%       61.0%


(a)  Calculated based on average shares outstanding during the period.

(b)  Total return is calculated  without the  contingent  deferred sales charge.


(c) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.

(d)  Expense ratio without commission rebates.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SMALLCAP VALUE FUND
Class J shares
Net Asset Value, Beginning of Period......................      $ 17.02     $ 15.88     $ 14.53      $ 10.42     $ 10.48
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.01      (0.03)      (0.09)       (0.04)      (0.01)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.92        2.57        1.91         4.15        0.42
                          Total From Investment Operations         2.93        2.54        1.82         4.11        0.41
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (1.28)      (1.40)      (0.47)           -       (0.47)
                         Total Dividends and Distributions       (1.28)      (1.40)      (0.47)           -       (0.47)
Net Asset Value, End of Period                                  $ 18.67     $ 17.02     $ 15.88      $ 14.53     $ 10.42
Total Return(b)...........................................       18.12%      16.63%      12.80%       39.44%       3.65%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $67,102     $46,466     $26,756      $12,945      $4,953
     Ratio of Expenses to Average Net Assets..............        1.47%       1.56%       1.65%        1.70%       1.69%
     Ratio of Gross Expenses to Average Net Assets(c).....        1.47%       1.56% 1.65%(   d)     2.14%(d)    1.70%(d)
     Ratio of Net Investment Income to Average Net Assets.        0.07%     (0.19)%     (0.62)%      (0.35)%     (0.07)%
     Portfolio Turnover Rate..............................        97.9%      133.7%      163.5%       221.7%      134.3%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
ULTRA SHORT BOND FUND
Class J shares
Net Asset Value, Beginning of Period......................       $ 9.97     $ 10.00     $ 10.00      $ 10.00     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.41        0.20        0.19         0.23        0.32
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.01      (0.03)      (0.11)           -           -
     Net Increase from Payments by Affiliates                        -           -         0.11           -           -
                          Total From Investment Operations         0.42        0.17        0.19         0.23        0.32
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.40)      (0.20)      (0.19)       (0.23)      (0.32)
                         Total Dividends and Distributions       (0.40)      (0.20)      (0.19)       (0.23)      (0.32)
Net Asset Value, End of Period                                   $ 9.99      $ 9.97     $ 10.00      $ 10.00     $ 10.00
Total Return(b)...........................................        4.31%       1.77%  1.90%(  e)        2.33%       3.24%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $37,801     $38,214     $43,380      $40,460     $14,460
     Ratio of Expenses to Average Net Assets..............        1.18%       1.16%       1.29%        1.55%       1.60%
     Ratio of Gross Expenses to Average Net Assets(f).....        1.18%       1.16%       1.32%        1.55%          -%
     Ratio of Net Investment Income to Average Net Assets.        4.08%       2.02%       1.90%        2.21%       3.12%
     Portfolio Turnover Rate..............................        49.0%       54.9%      105.5%        20.7%       13.6%



(a) Calculated based on average shares outstanding during the period. (b) Total return is calculated without the contingent deferred sales charge.

(c) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on February 28, 2006.

(d) Expense ratio without commission rebates.

(e) In 2004, 1.02% of the total return consists of an increase from a payment by Principal Life Insurance Company. Excluding this payment, the total return for Class J, Institutional, Preferred and Select classes of shares would have been .88%.

(f)  Expense ratio without the Manager's voluntary or contractual expense limit.
     The voluntary expense limit began on November 1, 2002. Expense limits were decreased on March 1, 2004 and ceased on February 28, 2006. The contractual expense limit began on March 1, 2006.



APPENDIX A


SUMMARY OF PRINCIPAL RISKS


The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called "principal risks." The principal risks of investing in the Funds are stated above as to each Fund in the Fund's description. Each of these risks is summarized below. The first four risks described below - credit and counterparty risk, liquidity risk, market risk, and management risk (except the LargeCap S&P 500 Index Fund, MidCap S&P 400 Index Fund, and SmallCap S&P 600 Index Fund) - apply to all the Funds. The remaining risks apply to certain of the Funds as described previously. Additional information about the Funds, their investments, and the related risks is located under "Certain Investment Strategies and Related Risks" and in the Statement of Additional Information.


RISKS COMMON TO ALL OF THE FUNDS
--------------------------------

CREDIT AND COUNTERPARTY RISK
Each of the funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

LIQUIDITY RISK
A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

MARKET RISK
The value of a fund's portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund's investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in the fund.

MANAGEMENT RISK
Each of the funds is actively managed by its investment advisor or sub-advisor(s). The performance of a fund that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the fund's investment objective. If the advisor's or sub-advisor(s)' strategies do not perform as expected, a fund could underperform other mutual funds with similar investment objectives or lose money.

ADDITIONAL RISKS APPLICABLE TO CERTAIN FUNDS
--------------------------------------------

ACTIVE TRADING RISK
A fund that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the fund's brokerage costs, accelerate the realization of taxable gains, and adversely impact fund performance.

DERIVATIVES RISK
Derivatives are investments whose values depend on or are derived from other securities or indexes. A fund's use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

EMERGING MARKET RISK
Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

EQUITY SECURITIES RISK
Equity securities include common, preferred, and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

EURODOLLAR AND YANKEE OBLIGATIONS RISK
Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that a foreign government will not let U.S. dollar-denominated assets leave the country, the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and adverse political or economic developments will affect investments in a foreign country.

EXCHANGE RATE RISK
Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the funds' foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

FIXED-INCOME SECURITIES RISK
Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.


Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund's investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.


FOREIGN SECURITIES RISK
Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect a fund's investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

GEOGRAPHIC CONCENTRATION RISK
Funds that invest significant portions of their assets in concentrated geographic areas such as a particular state or region of the U.S. have more exposure to local or regional economic risks than funds that invest more broadly.

GROWTH STOCK RISK
Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A fund's strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

HIGH YIELD SECURITIES RISK
Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." While these securities generally provide greater income potential than investments in higher rated fixed-income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

INITIAL PUBLIC OFFERINGS ("IPOS") RISK
There are risks associated with the purchase of shares issued in IPOs by companies that have little operating history as public companies, as well as risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. A fund cannot guarantee continued access to IPO offerings and may at times dispose of IPO shares shortly after their acquisition.

INVESTMENT COMPANY SECURITIES RISK
Certain funds invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including investment advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

MARKET SEGMENT RISK
Funds are subject to the risk that their principal market segment, such as large capitalization, mid capitalization, or small capitalization stocks, or growth or value stocks, may underperform compared to other market segments or to the equity markets as a whole. Thus:
  . MidCap: A fund's strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.
  . LargeCap: A fund's strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.
  . SmallCap: A fund's strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

MID CAP STOCK RISK
Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management, or a limited trading market for their securities.

MUNICIPAL SECURITIES RISK
Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of funds investing in such securities. Funds that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state's tax authority) to be taxable, in which event the value of such funds' investments would likely decline.

NON-DIVERSIFICATION RISK
A fund that is non-diversified may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect the fund's performance.

PORTFOLIO DURATION RISK
Portfolio duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

PREPAYMENT RISK
Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of a fund.

REAL ESTATE SECURITIES RISK
Real estate investment trusts ("REITs") or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting
from environmental problems.   Equity and mortgage REITs are dependent on
management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage
REITs:
  . may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
  . may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments);
  . are subject to cash flow dependency and defaults by borrowers; and . could fail to qualify for tax-free pass-through of income under the Internal
    Revenue Code.

SECTOR RISK
When a fund's investments are concentrated in a particular industry or sector of the economy (e.g., real estate, technology, financial services), they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. Funds concentrating in a particular industry sector tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. A fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting that industry or sector.

SMALL COMPANY RISK
Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

UNDERLYING FUND RISK
The LifeTime Funds and the Strategic Asset Management ("SAM") Portfolios operate as funds of funds and invest principally in Underlying Funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expenses for that fund.

Principal is the advisor to the Principal LifeTime Funds, SAM Portfolios, and each of the Underlying Funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the LifeTime Funds and Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serve as Sub-Advisor to some or all of the Underlying Funds. Principal, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.


The following table shows the percentage of the outstanding shares of underlying funds owned by the LifeTime Funds as of October 31, 2006.

                                         PRINCIPAL LIFETIME FUNDS
                                                                                         PRINCIPAL
                                  PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL  LIFETIME
                                  LIFETIME   LIFETIME   LIFETIME   LIFETIME   LIFETIME   STRATEGIC
        UNDERLYING FUND             2010       2020       2030       2040       2050      INCOME     TOTAL
        ---------------           ---------  ---------  ---------  ---------  ---------  ---------   -----
 Bond & Mortgage Securities        16.87%     23.70%     13.86%      4.38%      1.11%      7.61%     67.54%
 Disciplined LargeCap Blend        10.16      27.92      25.91      12.99       6.55       1.96      85.49
 Inflation Protection               7.23                                                   4.32      11.55
 International Emerging Markets     2.21       5.82       5.67       2.45       1.12                 17.28
 International Growth               5.01      14.89      15.65       7.46       4.00       1.17      48.18
 Large Cap Growth                   4.66      11.72      11.69       6.35       3.12       0.99      38.53
 LargeCap Value                     4.38      11.09      11.32       6.21       2.92       0.94      36.85
 Partners International             1.55       3.26       3.18       1.68       0.81       0.27      10.75
 Partners LargeCap Blend I          3.30      10.50       8.72       4.39       2.17       0.76      29.84
 Partners LargeCap Growth I         1.13       2.17       2.42       1.46       0.66       0.20       8.05
 Partners LargeCap Growth II        3.54       9.07       9.05       4.97       2.36       0.68      29.68
 Partners LargeCap Value            2.08       5.03       5.06       2.71       1.38       0.44      16.69
 Partners LargeCap Value I          1.40       3.31       3.33       1.62       0.80                 10.45
 Partners MidCap Growth                        1.75       2.18       1.10       0.61                  5.64
 Partners MidCap Value I                       1.12       1.39       0.70       0.39                  3.60
 Partners SmallCap Growth I                               6.45       4.66       2.60                 13.71
 Partners SmallCap Growth III       2.36      13.51      13.60       7.71       4.14                 41.33
 Partners SmallCap Value I                                1.74       1.26       0.78                  3.78
 Preferred Securities              16.04      29.94      16.44       4.98       1.51       6.60      75.51
 Real Estate Securities             6.82      12.50       8.56       2.68       0.66       2.04      33.26
 SmallCap S&P 600 Index            10.03      11.45       9.11       5.08       2.22       2.22      40.11
 SmallCap Value                     2.66      14.16      14.47       8.18       4.41                 43.89
 Ultra Short Bond                  31.81                                                  30.57      62.38



The SAM Portfolios commenced operations on January 12, 2007, as successor portfolios for the WM Group of Funds ("WMA") SAM Portfolios. The predecessor portfolios invested in shares of funds that have been combined with various Funds of Principal Investors Fund ("PIF") as follows:

         WMA ACQUIRED FUNDS                 PIF ACQUIRING FUNDS
   Equity Income Fund                 Equity Income Fund I
   Growth Fund                        LargeCap Growth Fund
   Growth & Income Fund               Disciplined  LargeCap Blend Fund
   High Yield Fund                   High Yield Fund II
   Income Fund                        Income Fund
   International Growth Fund          Diversified International Fund
   Mid Cap Stock Fund                 MidCap Stock Fund
   Money Market Fund                 Money Market Fund
   REIT Fund                          Real Estate Securities Fund
   Short-Term Income Fund             Short-Term Income Fund
   Small Cap Growth Fund              SmallCap Growth Fund
   Small Cap Value Fund               SmallCap Value Fund
   U.S. Government Securities Fund    Mortgage Securities Fund
   West Coast Equity Fund             West Coast Equity Fund

The following table shows the percentage of the outstanding shares of the predecessor Underlying Funds owned by the predecessor Portfolios as of October 31, 2006.

                                            STRATEGIC ASSET MANAGEMENT PORTFOLIOS/(1)/
                           FLEXIBLE         CONSERVATIVE                          CONSERVATIVE         STRATEGIC
   UNDERLYING FUND          INCOME            BALANCED           BALANCED            GROWTH              GROWTH
   ---------------         --------         ------------         --------         ------------         ---------
 REIT Fund                   1.87%              2.85%             30.86%             33.33%              20.35%
 Equity Income Fund          1.05               1.56              15.06              16.28               10.55
 Growth & Income Fund        2.29               2.25              24.33              26.28               17.08
 West Coast Equity
 Fund                        0.59               1.33              14.44              15.36               10.65
 MidCap Stock Fund           2.53               2.25              24.25              25.50               19.09
 Growth Fund                 2.65               2.68              30.98              31.32               22.45
 SmallCap Value Fund         3.17               2.58              31.01              34.95               22.92
 SmallCap Growth Fund        2.40               1.87              22.60              25.72               16.91
 International Growth
 Fund                                           2.85              31.54              31.83               22.33
 Short Term Income
 Fund                       42.88              15.20              18.55
 U.S. Government
 Securities Fund            15.77               9.88              46.79              16.36
 Income Fund                17.72               9.47              39.71              12.24
 High Yield Fund             4.97               3.25              18.66               8.43                8.25

///(1)/
 Each of the Strategic Asset Management Portfolios and each of the underlying funds in the table below began operations on January
 12, 2007. Each is a successor fund to a portfolio managed by WM Advisors prior to that date.
                                            STRATEGIC ASSET MANAGEMENT PORTFOLIOS/(1)/

   UNDERLYING FUND           TOTAL
   ---------------           -----
 REIT Fund                  89.26%
 Equity Income Fund         44.50
 Growth & Income Fund       72.23
 West Coast Equity          42.37
 Fund
 MidCap Stock Fund          73.62
 Growth Fund                90.08
 SmallCap Value Fund        94.63
 SmallCap Growth Fund       69.50
 International Growth       88.55
 Fund
 Short Term Income          76.63
 Fund
 U.S. Government            88.80
 Securities Fund
 Income Fund                79.14
 High Yield Fund            43.56

///(1)/
 Each of the Strategic Asset Management Portfolios and each of the underlying funds in the table below began operations on January
 12, 2007. Each is a successor fund to a portfolio managed by WM Advisors prior to that date.



One or more of the SAM Portfolios intend to invest in the Diversified International, Disciplined LargeCap Blend, Equity Income I, LargeCap Growth, SmallCap Growth, and SmallCap Value Funds, and may acquire a significant percentage of the underlying funds' outstanding shares.


U.S. GOVERNMENT SECURITIES RISK
U.S. government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of a fund's securities do not affect interest income on securities already held by the fund but are reflected in the fund's price per share. Since the magnitude of these fluctuations generally is greater at times when a fund's average maturity is longer, under certain market conditions a fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

U.S. GOVERNMENT SPONSORED SECURITIES RISK
A fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks. Although the issuing agency, instrumentality, or corporation may be chartered or sponsored by the U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.

VALUE STOCK RISK
A fund's investments in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. A fund's strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

 APPENDIX B


DEFINITIONS OF THE INDICES REFERENCED IN THIS PROSPECTUS

The performance tables included in the prospectus provide performance information of various indices. These indices are described in this appendix. An investment cannot be made directly in the indices and the indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices.


6 MONTH LIBOR (LONDON INTERBANK OFFERED RATE) INDEX is an average of the interest rate of U.S. dollar deposits, known as Eurodollars, of a stated maturity.


CITIGROUP BROAD MARKET (BMI) GLOBAL EX-US INDEX is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with an available free float market cap of US $100 million and above.


CITIGROUP WORLD EX-US BROAD MARKET (BMI) GROWTH INDEX is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with growth characteristics and an available free float market cap of US $100 million and above.


LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.


LEHMAN BROTHERS U.S. TREASURY TIPS (TREASURY INFLATION PROTECTION SECURITIES) INDEX is an unmanaged index of inflation-protected U.S. Treasury securities that will mature in one year or longer.


LEHMAN BROTHERS GOVERNMENT/MORTGAGE INDEX is a combination of the unmanaged Lehman Government Index and the unmanaged Lehman Mortgage Backed Securities
(MBS) Index. The Lehman Government Index includes all Government Bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA, and FHLMC.


LEHMAN BROTHERS 1-3 GOVERNMENT/CREDIT BOND INDEX represents a combination of the Government and Corporate Bond indices with maturities between one and three years.


LEHMAN BROTHERS U.S. TREASURY BELLWETHERS 3 MONTH INDEX is composed of public obligations of the U.S. Treasury with a maturity of three months.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX is an unmanaged index that measures the stock returns of companies in 26 developing countries.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) US REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR CONSERVATIVE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.


MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY AVERAGE is an average of the net asset value (NAV) returns of diversified emerging-markets mutual funds which invest in companies in developing nations.


MORNINGSTAR FOREIGN LARGE BLEND CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.


MORNINGSTAR FOREIGN LARGE GROWTH CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in large international stocks that are growth-oriented. Large-cap foreign stocks have market capitalizations greater than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.

MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY AVERAGE is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.


MORNINGSTAR LARGE BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


MORNINGSTAR LARGE GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR LARGE VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more stable stock prices.


MORNINGSTAR LONG-TERM GOVERNMENT CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations of greater than or equal to 10 years.


MORNINGSTAR MID-CAP BLEND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


MORNINGSTAR MID-CAP GROWTH CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR MID-CAP VALUE CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mid-cap value mutual funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR MODERATE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.


MORNINGSTAR SHORT-TERM BOND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt which have durations between 1 and 3.5 years.


MORNINGSTAR SMALL BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.


MORNINGSTAR SMALL GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR SMALL VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest primarily in real estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.


MORNINGSTAR TARGET DATE CATEGORY AVERAGE portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.


MORNINGSTAR ULTRA-SHORT BOND CATEGORY AVERAGE is an average of the net asset value (NAV) returns of bond mutual funds that invest primarily in investment-grade U.S. fixed-income issues and have durations of less than one year.


RUSSELL 1000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.


RUSSELL 1000 VALUE INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.


RUSSELL 2000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.


RUSSELL 2000 INDEX is an unmanaged index that measures the investment returns of the 2,000 smallest stocks in the Russell 3000 Index. Companies included are medium-size to small.


RUSSELL 2000 VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL MIDCAP INDEX is an unmanaged index that measures the investment returns of the 800 smallest stocks in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth rates.


RUSSELL MIDCAP VALUE INDEX is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.


S&P 500 STOCK INDEX (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility, and transportation companies.


S&P MIDCAP 400 INDEX is an unmanaged index that includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


S&P SMALLCAP 600 INDEX is an unmanaged index that consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.

 ADDITIONAL INFORMATION


Additional information about the Fund (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated January 16, 2007, which is incorporated by reference into this prospectus. Additional information about the Funds' investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund makes its Statement of Additional Information and annual and semi-annual reports available, free of charge, on our website. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-247-4123.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http:// www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share.


Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

               Principal Investors Fund, Inc. SEC File 811-07572

                         PRINCIPAL INVESTORS FUND, INC.



                           INSTITUTIONAL CLASS SHARES





                  The date of this Prospectus is XXXXX, 2007.
As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Risk/Return Summary.....................................................5

 Fixed Income Funds
  Money Market Fund.....................................................9

  Short-Term Bond Fund ..................................................11

  Short-Term Income Fund................................................14

  Ultra Short Bond Fund .................................................16


 Conservative Funds
  Bond & Mortgage Securities Fund.......................................19

  Government & High Quality Bond Fund ...................................21

  High Quality Intermediate-Term Bond Fund..............................23

  Income Fund...........................................................26

  Inflation Protection Fund .............................................28

  Preferred Securities Fund.............................................31

  Mortgage Securities Fund..............................................34


 Moderate Funds
  Disciplined LargeCap Blend Fund.......................................36

  Equity Income Fund I..................................................38

  High Yield Fund.......................................................40

  High Yield Fund II....................................................43

  LargeCap Growth Fund..................................................45

  LargeCap S&P 500 Index Fund...........................................47

  LargeCap Value Fund...................................................50

  MidCap Value Fund.....................................................53

  Partners LargeCap Blend Fund..........................................56

  Partners LargeCap Blend Fund I........................................59

  Partners LargeCap Growth Fund I.......................................61

  Partners LargeCap Growth Fund II......................................64

  Partners LargeCap Value Fund..........................................67

  Partners LargeCap Value Fund I........................................69

  Partners LargeCap Value Fund II.......................................72

  Partners MidCap Value Fund............................................75

  Partners MidCap Value Fund I..........................................78


 Aggressive Funds
  MidCap Blend Fund.....................................................81

  MidCap Growth Fund....................................................84

  MidCap Stock Fund.....................................................86

  MidCap S&P 400 Index Fund.............................................88

  Partners MidCap Growth Fund...........................................91

  Partners MidCap Growth Fund I.........................................94

  Partners MidCap Growth Fund II........................................97

  Partners SmallCap Blend Fund..........................................100

  Partners SmallCap Growth Fund I.......................................103

  Partners SmallCap Growth Fund II......................................106

  Partners SmallCap Growth Fund III.....................................109

  Partners SmallCap Value Fund..........................................112

  Partners SmallCap Value Fund I........................................115

  Partners SmallCap Value Fund II.......................................118

  Real Estate Securities Fund...........................................121

  SmallCap Blend Fund...................................................123

  SmallCap Growth Fund..................................................126

  SmallCap S&P 600 Index Fund...........................................129

  SmallCap Value Fund...................................................132

  West Coast Equity Fund................................................135


 Dynamic Funds
  Diversified International Fund........................................137

  International Emerging Markets Fund...................................140

  International Growth Fund .............................................143

  Partners Global Equity Fund...........................................145

  Partners International Fund...........................................147


 Principal LifeTime Funds
  Principal LifeTime 2010 Fund..........................................152

  Principal LifeTime 2020 Fund..........................................153

  Principal LifeTime 2030 Fund..........................................154

  Principal LifeTime 2040 Fund..........................................155

  Principal LifeTime 2050 Fund..........................................156

  Principal LifeTime Strategic Income Fund..............................157


 Strategic Asset Management Portfolios..................................
  Flexible Income Portfolio.............................................162

  Conservative Balanced Portfolio.......................................163

  Balanced Portfolio....................................................164

  Conservative Growth Portfolio.........................................166

  Strategic Growth Portfolio............................................167


The Costs of Investing..................................................170

Certain Investment Strategies and Related Risks.........................171

Management of the Funds .................................................177

Pricing of Fund Shares..................................................204

Purchase of Fund Shares.................................................205

Redemption of Fund Shares...............................................205

Exchange of Fund Shares.................................................206

Dividends and Distributions.............................................206

Fund Account Information................................................207

Portfolio Holdings Information..........................................208

Financial Highlights....................................................209

Appendix A - Principal Risk Summary .....................................244

Appendix B - Definitions of the Indices Referenced in this Prospectus ...250

Additional Information..................................................254

The Principal Investors Funds have been divided into categories. The working definition of each category is shown below:


STABLE
Investment options that historically have had lower earnings over longer periods of time and have not changed much in value over short periods of time as compared to the other categories. Examples are money market, some short-term bond and stable value investment options.

CONSERVATIVE
Investments, including government securities, mortgage-backed securities, and corporate bonds, that change in value as interest rates change. They are generally less volatile than stocks.

MODERATE
In general, these are stocks of large U.S. companies. In the past, they have been more volatile than corporate and government bonds. Balanced investments (that include both stocks and bonds) are also considered to be moderate investment options.

AGGRESSIVE
Although there are exceptions, these investments are generally stocks of small- and medium-size U.S. companies. These investments can change in value very quickly over short time periods.

DYNAMIC
In general, theses are stocks of foreign companies. These investments have additional risks associated with foreign investing, such as currency risk, and can change in value very quickly over short-term periods.

ASSET ALLOCATION
The Principal LifeTime Funds are designed to meet the needs of an investor who wants an investment option that is suited to the investor's particular investment time horizon and who tends to be more accepting of risk in the early years of his or her time horizon and becomes more risk-averse as he or she nears the investment goal (for example, retirement or saving for college). Professional investment advisers manage the Funds to align, over time, underlying investments with the changing risk tolerance of the investor. These Funds are sometime referred as "target date funds." The target date Funds offered by the Fund are: Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, and Principal LifeTime Strategic Income (the "LifeTime Funds").

Principal Investors Fund also provides a broad selection of asset allocation strategies available through the Strategic Asset Management ("SAM") Flexible Income, Conservative Balanced, Balanced, Conservative Growth, and Strategic Growth Portfolios (each a "Portfolio," collectively the ''Portfolios''). The SAM Portfolios offer you the opportunity to pursue a variety of specially constructed asset allocation strategies. The Flexible Income Portfolio is designed to provide income. The other Portfolios are designed for long-term investors seeking total return or long-term capital appreciation.

RISK/RETURN SUMMARY


Principal Investors Fund, Inc. is comprised of many investment portfolios ("Funds"). The Fund's Distributor is Princor Financial Services Corp. (the "Distributor").* Principal Management Corporation (Principal)*, the Manager of each of the Funds, seeks to provide a broad range of investment approaches through the Principal Investors Funds. Principal has selected a Sub-Advisor for the Funds based on the Sub-Advisor's experience with the investment strategy for which it was selected.


Principal has selected a Sub-Advisor or Sub-Advisors for each Fund based on the Sub-Advisors' experience with the investment strategy for which it was selected. The Sub-Advisors and the Funds each sub-advise are:

                    SUB-ADVISOR                               FUND(S)
                    -----------                               -------
                                                      Partners LargeCap Value
 AllianceBernstein L.P.                               Partners SmallCap Growth
                                                      I

                                                      Partners LargeCap Growth
                                                      II
 American Century Investment Management, Inc.         Partners LargeCap Value
                                                      II

 Ark Asset Management Co., Inc.                       Partners SmallCap Value

 Barrow, Hanley, Mewhinney & Strauss, Inc.            MidCap Value

                                                      Partners LargeCap Growth
 BNY Investment Advisors                              II
                                                      Partners LargeCap Value

                                                      LargeCap Growth
 Columbus Circle Investors *                          MidCap Growth
                                                      Partners SmallCap Growth
                                                      III

                                                      Partners SmallCap Value
 Dimensional Fund Advisors                            II

 Edge Asset Management, Inc. (formerly known as WM    High Yield II
 Advisors, Inc.)                                      Income
                                                      MidCap Stock
                                                      Mortgage Securities
                                                      Short-Term Income
                                                      Strategic Asset
                                                      Management Portfolios
                                                      West Coast Equity

                                                      Partners SmallCap Growth
 Emerald Advisers, Inc.                               II

                                                      Partners SmallCap Growth
 Essex Investment Management Company, LLC             II

 Goldman Sachs Asset Management, L.P.                 Partners LargeCap Blend I
                                                      Partners MidCap Value I

 J.P. Morgan Investment Management, Inc.              Partners Global Equity
                                                      Partners SmallCap Value I

 Jacobs Levy Equity Management, Inc.                  Partners MidCap Value

 Los Angeles Capital Management and Equity
 Research, Inc.                                       Partners MidCap Value I
                                                      Partners SmallCap Value

                                                      Partners SmallCap Growth
 Mazama Capital Management, Inc.                      III

 Mellon Equity Associates, LLP                        Partners MidCap Growth I
                                                      Partners SmallCap Blend

 Neuberger Berman Management Inc.                     Partners MidCap Value

 Post Advisory Group, LLC *                           High Yield

                                                      Bond & Mortgage
                                                      Securities
                                                      Disciplined LargeCap
                                                      Blend
                                                      Diversified International
 Principal Global Investors, LLC *                    Government & High Quality
                                                      Bond
                                                      High Quality
                                                      Intermediate-Term Bond
                                                      Inflation Protection
                                                      International Emerging
                                                      Markets
                                                      International Growth
                                                      LargeCap S&P 500 Index
                                                      LargeCap Value
                                                      MidCap Blend
                                                      MidCap S&P 400 Index
                                                      MidCap Value
                                                      Money Market
                                                      Principal LifeTime Funds
                                                      Short-Term Bond
                                                      SmallCap Blend
                                                      SmallCap Growth
                                                      SmallCap S&P 600 Index
                                                      SmallCap Value
                                                      Ultra Short Bond

 Principal Real Estate Investors, LLC *               Real Estate Securities

 Pyramis Global Advisors, LLC
 (formerly known as Fidelity Management & Research    Partners International
 Company)                                             Partners MidCap Growth II

 Spectrum Asset Management, Inc. *                    Preferred Securities

                                                      Partners LargeCap Blend
 T. Rowe Price Associates, Inc.                       Partners LargeCap Growth
                                                      I

 Turner Investment Partners, Inc.                     Partners MidCap Growth

                                                      Partners LargeCap Value I
 UBS Global Asset Management (Americas) Inc.          Partners SmallCap Growth
                                                      II

                                                      Partners SmallCap Value
 Vaughan Nelson Investment Management, LP             II

*Principal Management Corporation, Columbus Circle Investors, Edge Asset
 Management, Inc., Princor Financial Services Corp., Principal Funds
 Distributor, Inc., Principal Global Investors, LLC, Principal Real Estate
 Investors, LLC, and Spectrum Asset Management, Inc. are affiliates of
 Principal Life Insurance Company and with it are subsidiaries of Principal
 Financial Group, Inc. and members of the Principal Financial Group/(R)/.

INSTITUTIONAL CLASS SHARES
Only eligible purchasers may buy Institutional Class shares of the Funds. At the present time, eligible purchasers include but are not limited to:
  . separate accounts of Principal Life;
  . Principal Life or any of its subsidiaries or affiliates;
  . any fund distributed by Principal Funds Distributor, Inc. and/or Princor
    Financial Services Corporation ("Princor") (together, the "Distributors") if the fund seeks to achieve its investment objective by investing primarily in shares of mutual funds;
  . clients of Principal Global Investors, LLC.;
  . sponsors, recordkeepers, or administrators of wrap account or mutual fund asset allocation programs or participants in those programs;
  . certain pension plans;
  . certain retirement account investment vehicles administered by foreign or domestic pension plans;
  . an investor who buys shares through an omnibus account with certain intermediaries, such as a broker-dealer, bank, or other financial institution, pursuant to a written agreement; and
  . certain institutional clients that have been approved by Principal Life
    Insurance Company for purposes of providing plan record keeping.
Principal reserves the right to broaden or limit the designation of eligible purchasers. Not all of the Funds are offered in every state. Please check with your financial advisor or our home office for state availability.

MAIN STRATEGIES AND RISKS
Each Fund's investment objective is described in the summary description of each Fund. The Board of Directors may change a Fund's objective or the investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the Fund's investment objective or investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

The summary of each Fund also describes each Fund's primary investment strategies (including the type or types of securities in which the Fund invests), any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Fund. A fuller discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions as more fully described under the caption "Certain Investment Strategies and Related Risks-Temporary Defensive Measures."


Each Fund is designed to be a portion of an investor's portfolio. None of the Funds are intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions. The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. There can be no assurance that any Fund will achieve its investment objective. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.


Factors that may adversely affect a particular Fund as a whole are called "principal risks." The principal risks of investing in the Funds are stated as to each Fund in the Fund's description. In addition to the risks identified in each Fund's description, each of the Funds is also subject to credit and counterparty risk, liquidity risk, market risk, and management risk (except the LargeCap S&P 500 Index Fund, MidCap S&P 400 Index Fund, and SmallCap S&P 600 Index Fund). These risks, and each of the other principal risks, are more fully explained in Appendix A to this prospectus.

INVESTMENT RESULTS
A bar chart and a table are included with the description of each Fund that has annual returns for a full calendar year. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of:
.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style (the averages used are prepared by independent statistical services).

Performance of the Institutional Class shares of Equity Income Fund I, High Yield Fund II, Income Fund, Mortgage Securities Fund, West Coast Equity, and each of the SAM Portfolios is based on the historical performance of the Class A shares of the predecessor fund adjusted to reflect the lack of initial sales charges and lower fund operating expenses for the Institutional Class shares. The adjustment results in performance for the Institutional Class shares that is likely to be different, but no higher than the historical performance of the Class A shares.


Call the Principal Investors Fund at 1-800-547-7754 to get the current 7-day yield for the Money Market Fund.


FEES AND EXPENSES
The annual operating expenses for each Fund are deducted from that Fund's assets (stated as a percentage of Fund assets). A Fund's operating expenses are shown with each Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in a Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown. Your actual costs may be higher or lower.


NOTE:

.. No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been made by the Principal Investors Fund, a Fund, the Manager, any Sub-Advisor, or the Distributor.

MONEY MARKET FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk. As with all mutual funds, the value of the Fund's assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MAIN STRATEGIES AND RISKS
The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which PGI believes present minimal credit risks. At the time the Fund purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Fund shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the redemption of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:
.. securities issued or guaranteed by the U.S. government, including Treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or, . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.

Among the principal risks of investing in the Fund are:

  .
    Municipal Securities
    Risk                                               .U.S. Government
  .Fixed-Income           .Eurodollar and Yankee         Sponsored Securities
    Securities Risk         Obligations Risk             Risk


PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2001" 3.96

"2002"1.49

"2003"0.8


"2004"1.01


"2005"2.93

 "2006" 4.77

 LOGO

   HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q1 '01                                      1.31%
   LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q1 '04                                     0.17%

   /(1)/

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                   1 YEAR                   5 YEARS                   LIFE OF FUND
 INSTITUTIONAL CLASS.............................           4.77                     2.19                         2.52
 Lehman Brothers U.S. Treasury Bellwethers 3
 Month Index.....................................           4.86                     2.42                         4.17
  Index performance does not reflect deductions for fees, expenses or taxes.
 /(1)/
  Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 To obtain the Fund's current yield, call
  1-800-547-7754.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 /(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31,           INSTITUTIONAL
  2006                                           CLASS
 Management Fees......................           0.40%
 Other Expenses/(1)...................
 /....................................           0.01%
                                        -------------
  TOTAL ANNUAL FUND OPERATING EXPENSES           0.41%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.


 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $42   $132  $230  $518

SHORT-TERM BOND FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks to provide current income.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in short-term fixed-income securities. Under normal circumstances, the Fund maintains an effective maturity of four years or less and a dollar-weighted effective maturity of not more than three years. In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or probable securities may be adjusted to reflect the judgment of PGI regarding the likelihood of the security being called or prepaid. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its net assets (plus any borrowings for investment purposes) in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the four highest grades by Standard &
  Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of PGI of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The Fund may invest up to 15% of its assets in below-investment-grade fixed-income securities ("junk bonds") into reverse repurchase agreements and lend its portfolio securities to brokers, dealers and other financial institutions. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


PGI may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.


Among the principal risks of investing in the Fund are:

  . Fixed-Income Securities Risk                         . Derivatives Risk          . Active Trading Risk
  . High Yield Securities Risk                           . Portfolio Duration Risk   . Prepayment Risk
                                                                                     .
                                                         .U.S. Government              Real Estate Securities
                                                           Securities Risk             Risk
  . U.S. Government Sponsored Securities Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2001" 7.21

"2002"7.67

"2003"2.87


"2004"1.22


"2005"2.18

"2006" 4.54

 LOGO

   HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q3 '01                                      3.86%
   LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q2 '04                                    -1.58%

   /(1)/

 AVERAGE ANNUAL TOTAL RETURNS (%)/ //(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                      1 YEAR                 5 YEARS                   LIFE OF FUND
 INSTITUTIONAL CLASS ...............................           4.54                    3.67                       4.39
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ..........           2.71                    2.18                       2.68
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/..................................           2.92                    2.26                       2.72
 Lehman Brothers MF (1-3) US Government Credit Index
 /(3)//(4)/ ........................................           4.25                    3.27                       4.17
 Lehman Brothers Mutual Fund 1-5 Gov't/Credit Index
 /(3)/ .............................................           4.22                    3.77                       4.61
 Morningstar Short-Term Bond Category Average ......           4.01                    3.15                       3.80
 /(1)/
  Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
 ///(//4)/
  This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                            INSTITUTIONAL
  FOR THE YEAR ENDED OCTOBER 31, 2006                           CLASS
 Management Fees....................................            0.40%
 Other Expenses/(1).................................
 /..................................................            0.22
                                                                ----
                TOTAL ANNUAL FUND OPERATING EXPENSES            0.62%
 Expense Reimbursement/(2)..........................
 /..................................................            0.02
                                                                ----
                                        NET EXPENSES            0.60%
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)
  /Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest, (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/error and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $61   $197  $344  $772

SHORT-TERM INCOME FUND

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Fund seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
The Fund invests in high quality short-term bonds and other fixed-income securities that, at the time of purchase, are rated in one of the top four rating categories by one or more nationally recognized statistical rating organizations (''NRSRO'') or, in the opinion of Edge, are of comparable quality (''investment-grade''). Under normal circumstances, the Fund maintains an effective maturity of five years or less and a dollar-weighted average duration of three years or less. The Fund's investments may also include corporate securities, U.S. and foreign government securities, repurchase agreements, mortgage-backed and asset-backed securities, and real estate investment trust securities.

The Fund may invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated fixed-income securities issued by foreign issuers and foreign branches of U.S. banks. The Fund may invest up to 5% of its assets in preferred stock. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may invest in certain illiquid investments, such as privately placed securities, including restricted securities. The Fund may borrow money, enter into reverse repurchase agreements, and/or dollar roll transactions in aggregate of up to 33 1/3% of its total assets. The Fund may invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.


Among the principal risks of investing in the Fund are:

  .Fixed-Income Securities
    Risk                      . Derivatives Risk      . Underlying Fund Risk
  .U.S. Government            .Portfolio Duration
    Securities Risk             Risk                  . Prepayment Risk
                                                      .Real Estate Securities
  . Foreign Securities Risk   . Exchange Rate Risk      Risk
  .U.S. Government
    Sponsored Securities
    Risk

Edge has provided investment advice to the Fund since the Fund's inception.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/






LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                      3.25%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '04                                    -1.62%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                   1 YEAR                    5 YEARS                     10 YEARS
 INSTITUTIONAL CLASS (BEFORE TAXES) ............            4.18                      3.79                         5.12
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ .......            2.70                      2.26                         3.13
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)/(2)/ ..............................            2.70                      2.32                         3.14
 Citigroup Broad Investment-Grade Credit 1-3 Years
 Index/(3)/ ....................................            4.88                      4.12                         5.61
 Morningstar Short-Term Bond Category Average ..            4.01                      3.15                         4.59
 ///(1)/
  The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on November 1, 1993.
 ///(//2//)//
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(//3//)/
 Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 /(1)/

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (ESTIMATED).

                                                      INSTITUTIONAL
  FOR THE PERIOD ENDED OCTOBER 31, 2006                   CLASS
 Management Fees....................................      0.49%
 Other Expenses.....................................      0.06
                                                          ----
                TOTAL ANNUAL FUND OPERATING EXPENSES      0.55%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       1     3     5    10
 INSTITUTIONAL CLASS                                                                                $56   $176  $307  $689

ULTRA SHORT BOND FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks to provide current income while seeking capital preservation.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in high quality, short-term fixed-income securities. Under normal circumstances, the Fund maintains a dollar-weighted effective maturity of not more than 2.5 years. In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect PGI's judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the four highest grades by Standard &
  Poor's Rating Service ("S&P) or Moody's Investors Service, Inc. ("Moody's") or, if unrated, in the opinion of the PGI of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Fund's assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


The Fund may invest up to 15% of its assets in below-investment grade fixed-income securities ("junk bonds") and may enter into reverse purchase agreements and lend its portfolio securities to brokers, dealers, and other financial institutions. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.


PGI may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.


During the fiscal year ended October 31, 2006, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

48.07% in securities      15.32% in securities       0.01% in securities rated
rated Aaa                 rated Baa                  Caa
9.97% in securities       4.02% in securities rated  0.01% in securities rated
rated Aa                  Ba                         Ca
21.02% in securities      1.57% in securities rated  0.01% in securities rated
rated A                   B                          C



The above percentages for Aaa, A, Baa and B rated securities include unrated securities in the amount of 0.19%, 0.02%, 0.02% and 0.01%, respectively, which have been determined by PGI to be of comparable quality.

Among the principal risks of investing in the Fund are:

  . Fixed-Income Securities Risk                         . Derivatives Risk          . Prepayment Risk
  . High Yield Securities Risk                           . Portfolio Duration Risk   . Active Trading Risk
                                                         .U.S. Government
                                                           Securities Risk           . Underlying Fund Risk
  . U.S. Government Sponsored Securities Risk



Principal has been the Fund's Sub-Advisor since June 15, 2001.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2002"4.15

"2003"3.11


"2004"2.5


"2005"3.77 (2)

"2006" 5.19

LOGO

On July 29, 2004, the Fund converted to a money market fund. On May 27, 2005, the Fund converted to an ultra short term bond fund.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '05                                     1.77%/(2)/
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q4 '04
  0.40%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                   1 YEAR                  5 YEARS                    LIFE OF FUND
 INSTITUTIONAL CLASS .........................             5.19                    3.74/(2)/                    3.82/(2)/
     (AFTER TAXES ON DISTRIBUTIONS)/(3)/ .....             3.42                    2.43/(2)/                    2.46/(2)/
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)/(3)/ ............................             3.35                    2.41/(2)/                    2.45/(2)/
 6-Month LIBOR Index /(4)/ ...................             5.20                       2.66                         2.78
 Morningstar Ultrashort Bond Category Average              4.69                       2.55                         2.73
 /(1)/ Institutional Class shares were first sold on June 15, 2001.
 ///(//2//)/
  During 2005, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.
 ///(3)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(4)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 /(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                            INSTITUTIONAL
  FOR THE YEAR ENDED OCTOBER 31, 2006                           CLASS
 Management Fees....................................            0.40%
 Other Expenses/(1).................................
 /..................................................            0.01
                                                                ----
                       TOTAL FUND OPERATING EXPENSES            0.41%
 Expense Reimbursement/(2)..........................
 /..................................................            0.01
                                                                ----
                                        NET EXPENSES            0.40%
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)
  /Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest, (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/error and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $41   $131  $230  $518

BOND & MORTGAGE SECURITIES FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks to provide current income.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
Under normal circumstances, the Fund invests at least 80% of its net assets
(plus any borrowings for investment purposes) in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of PGI of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. common and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade (commonly known as "junk bonds")) but not lower than CCC- (S&P) or Caa (Moody's).

The Fund may also enter into reverse repurchase agreements to attempt to enhance portfolio return and income and may lend its portfolio securities to brokers, dealers and other financial institutions.PGI may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.


The Fund may actively trade securities in an attempt to achieve its investment objective.


During the fiscal year ended October 31, 2006, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

68.43% in securities      11.85% in securities       0.25% in securities rated
rated Aaa                 rated Baa                  Caa
4.97% in securities       3.08% in securities rated  0.02% in securities rated
rated Aa                  Ba                         Ca
8.90% in securities       2.50% in securities rated
rated A                   B



Among the principal risks of investing in the Fund are:

  .Fixed-Income                                   .U.S. Government Securities
    Securities            . Prepayment Risk         Risk
  . Active Trading Risk   . Derivatives Risk      . Portfolio Duration Risk
  .
    Municipal Securities  .High Yield
    Risk                    Securities Risk       . Underlying Fund Risk
  .U.S. Government
    Sponsored Securities
    Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2001" 7.32

"2002"9.27

"2003"4.04


"2004"4.75


"2005"2.48

"2006" 4.51

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                      4.20%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '04
  -2.30%

  /(1)/

 AVERAGE ANNUAL TOTAL RETURNS (%)/(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                   1 YEAR                   5 YEARS                   LIFE OF FUND
 INSTITUTIONAL CLASS ............................           4.51                     4.99                         5.53
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ........           2.75                     3.40                         3.78
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)/(2)/ ...............................           2.90                     3.32                         3.68
 Lehman Brothers Aggregate Bond Index/(3)/ ......           4.33                     5.06                         5.62
 Morningstar Intermediate-Term Bond Category
 Average.........................................           4.11                     4.61                         5.19
 /(1)/
  Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.
 /(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".


 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                         INSTITUTIONAL
  FOR THE YEAR ENDED OCTOBER 31, 2006        CLASS
 Management Fees.......................      0.53%
 Other Expenses........................      0.03
                                             ----
   TOTAL ANNUAL FUND OPERATING EXPENSES      0.56%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $57   $179  $313  $701

GOVERNMENT & HIGH QUALITY BOND FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks to provide current income.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its net assets, plus any borrowings for investment purposes) in securities that are AAA rated or issued by the U.S. government, its agencies or instrumentalities. The Fund may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by PGI to be of equivalent quality.

PGI seeks undervalued securities that represent good long-term investment opportunities. Securities may be sold when PGI believes they no longer represent good long-term value.


The Fund may lend its portfolio securities to brokers, dealers and other financial institutions.PGI may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Among the principal risks of investing in the Fund are:

  .Fixed-Income Securities                             .Portfolio Duration
    Risk                       . Derivatives Risk        Risk
  .U.S. Government
    Securities Risk            . Active Trading Risk   . Prepayment Risk
  .
    U.S. Government Sponsored
    Securities Risk



PGI has been the Fund's Sub-Advisor since December 6, 2000.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2001" 7.03

"2002"8.77

"2003"1.7


"2004"3.55


"2005"2.16

"2006" 4.19

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '06                                      3.26%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '04
  -1.55%

  /(1)/

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                   1 YEAR                   5 YEARS                   LIFE OF FUND
 INSTITUTIONAL CLASS ............................           4.19                     4.04                         4.65
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ........           2.50                     2.44                         2.91
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)/(2)/ ...............................           2.70                     2.50                         2.92
 Lehman Brothers Government/Mortgage Index/(3)/ .           4.33                     4.73                         5.23
 Morningstar Intermediate Government Category
 Average ........................................           3.44                     3.90                         4.40
 /(1)/
  Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 /(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                            INSTITUTIONAL
  FOR THE PERIOD ENDED OCTOBER 31, 2006                         CLASS
 Management Fees...............................                 0.40%
 Other Expenses/(1)............................
 /.............................................                 0.13
                                                                ----
           TOTAL ANNUAL FUND OPERATING EXPENSES                 0.53%
 Expense Reimbursement/(2).....................
 /.............................................                 0.01
                                                                ----
                                   NET EXPENSES                 0.52%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)
  /Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest, (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/error and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $53   $169  $295  $664

HIGH QUALITY INTERMEDIATE-TERM BOND FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks to provide current income.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in intermediate term fixed-income securities rated A or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). Under normal circumstances, the Fund maintains an effective maturity of four years or less and a dollar-weighted effective maturity of greater than three and less than ten years. In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect PGI's judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top three categories by S&P or Moody's or, if not rated, in PGI's opinion, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. common stock and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the three highest grades of S&P or Moody's but not lower than BBB- (S&P) or Baa3 (Moody's) (i.e. less than investment grade). Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

PGI may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.


The Fund may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a specified date and price. Reverse repurchase agreements are considered to be borrowings by the Fund and are subject to the Fund's restrictions on borrowing. The Fund pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest earned.

Among the principal risks of investing in the Fund are:

  .
    Fixed-Income Securities                           .
    Risk                     . Derivatives Risk         Portfolio Duration Risk
  .U.S. Government
    Sponsored Securities     . Active Trading Risk    . Prepayment Risk
    Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2001" 7.69

"2002"9.91

"2003"3.75


"2004"4.33


"2005"2.57

"2006" 4.30

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                     4.68%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '04
  -2.22%

  /(1)/

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                    1 YEAR                  5 YEARS                   LIFE OF FUND
 INSTITUTIONAL CLASS ............................           4.30                     4.94                         5.55
     (AFTER TAXES ON DISTRIBUTIONS)/(2)//........
     /...........................................           2.83                     3.34                         3.75
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)/(2)/ ...............................           2.80                     3.29                         3.68
 Lehman Brothers Aggregate Bond Index/(3)/ ......           4.33                     5.06                         5.62
 Morningstar Intermediate-Term Bond Category
 Average ........................................           4.11                     4.61                         5.19
 /(1)/
  Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 /(1)/

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                            INSTITUTIONAL
  FOR THE PERIOD ENDED OCTOBER 31, 2006                         CLASS
 Management Fees....................................            0.40%
 Other Expenses/(1).................................
 /..................................................            0.27
                                                                ----
                TOTAL ANNUAL FUND OPERATING EXPENSES            0.67%
 Expense Reimbursement/(2)..........................
 /..................................................            0.02
                                                                ----
                                        NET EXPENSES            0.65%
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)
  /Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest, (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/error and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------
                                             1     3     5    10
 INSTITUTIONAL CLASS                      $66   $212  $371  $833

INCOME FUND

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Fund seeks to provide a high level of current income consistent with preservation of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund, and who are willing to accept the risks associated with investing in "junk bonds," foreign securities, and REIT securities.

MAIN STRATEGIES AND RISKS
Under normal circumstances, the Fund invests primarily in a diversified pool of fixed-income securities including corporate securities, U.S. government securities, and mortgage-backed securities (including collateralized mortgage obligations), up to 35% of which may be in below investment-grade fixed-income securities (sometimes called "junk bonds"). The Fund may also invest in convertible securities and REIT securities.

The Fund may also invest in securities denominated in foreign currencies and receive interest, dividends and sale proceeds in foreign currencies. The Fund may engage in foreign currency exchange transactions for hedging or non-hedging purposes and may purchase and sell currencies on a spot (i.e. cash) basis, enter into forward contracts to purchase or sell foreign currencies at a future date, and buy and sell foreign currency futures contracts. The Fund may enter into dollar roll transactions, which may involve leverage and purchase and sell interest rate futures and options.


The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. The Fund may use futures, options, swaps and derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk.


Among the principal risks of investing in the Fund are:

  .Fixed-Income                                    .Real Estate Securities
    Securities Risk        . Derivatives Risk        Risk
                           .
  . Exchange Rate Risk       Underlying Fund Risk  . Foreign Securities Risk
                                                   .
                           .High Yield               U.S. Government Securities
  . Prepayment Risk          Securities Risk         Risk
  .U.S. Government         .Portfolio Duration
    Sponsored Securities     Risk
    Risk



Edge has provided investment advice to the Fund since the Fund's inception.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR


"1997" 10.49

"1998" 7.36

"1999" 0.41

"2000" 9.61

"2001" 8.42

"2002" 8.65

"2003" 9.35

"2004" 5.53

"2005" 2.05

"2006" 5.42




LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                      4.71%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '04                                    -2.77%

  /(1)/

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                     1 YEAR                   5 YEARS                    10 YEARS
 INSTITUTIONAL CLASS (BEFORE TAXES) ...............           5.42                      6.17                       6.68
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ..........           3.30                      3.89                       4.08
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)/(2)/ .................................           3.48                      3.91                       4.10
 Citigroup Broad Investment-Grade Bond Index/(3)/ .           4.33                      5.10                       6.26
 Morningstar Intermediate-Term Bond Category
 Average ..........................................
 ///(1)/
  The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on December 15, 1975.
 ///(2)/
 After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(//3)/
 Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 /(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (ESTIMATED).

                                         INSTITUTIONAL
  FOR THE PERIOD ENDED OCTOBER 31, 2006      CLASS
 Management Fees.......................      0.50%
 Other Expenses........................      0.02
                                             ----
   TOTAL ANNUAL FUND OPERATING EXPENSES      0.52%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       1     3     5    10
 INSTITUTIONAL CLASS                                                                                $53   $167  $291  $653

INFLATION PROTECTION FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks to provide current income and real (after-inflation) total returns.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors who want their income and principal investments to keep pace with inflation over time.

MAIN STRATEGIES AND RISKS
Under normal circumstances, the Fund invests primarily in inflation protected debt securities. Inflation protected debt securities are designed to provide a "real rate of return" - a return after adjusting for the impact of inflation. Inflation - a rise in the general price level - erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 8% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 5%. The investment's inflation adjustment is based on a designated inflation index (such as the Consumer Price Index for Urban Consumers) and typically is applied monthly to the principal of the security. The fixed coupon rate of the security is based on the adjusted principal so that as inflation increases, both the principal value and the interest payments increase. Because this inflation adjustment feature is designed to mitigate a major risk, inflation protected debt securities typically have lower nominal yields than conventional fixed-rate debt securities.

The Fund may invest in:
.. inflation protected debt securities issued by the U.S. Treasury and U.S.
  Government sponsored entities as well as inflation protected debt securities issued by corporations;
.. inflation protected debt securities issued by foreign governments and corporations that are linked to a non-U.S. inflation rate;
.. floating rate notes;
.. adjustable rate mortgages;
.. derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities; and .. commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures.

The Fund may invest up to 15% of assets in high yield securities ("junk bonds") but not in securities rated lower than CCC- or Caa3 by S&P or Moody's or, if unrated, determined by PGI to be of comparable quality.


The Fund may invest up to 20% of its assets in securities denominated in foreign currencies. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.


The Fund may also enter into reverse repurchase agreements and may lend its portfolio securities to brokers, dealers and other financial institutions.


PGI may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

During the fiscal year ended October 31, 2006, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

88.50% in securities       3.79% in securities       0.01% in securities rated
rated Aaa                  rated Baa                 Caa
0.65% in securities rated  4.07% in securities       0.03% in securities rated
Aa                         rated Ba                  Ca
1.48% in securities rated  1.45% in securities       0.02% in securities rated
A                          rated B                   C


Among the principal risks of investing in the Fund are:

  .Fixed-Income            .Foreign Securities
    Securities Risk          Risk                  . Exchange Rate Risk
  .
    High Yield Securities
    Risk                   . Derivatives Risk      . Prepayment Risk
                                                   .
                           .Portfolio Duration       U.S. Government Securities
  . Underlying Fund Risk     Risk                    Risk
  .U.S. Government
    Sponsored Securities
    Risk



Principal has been the Fund's Sub-Advisor since December 29, 2004.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2005"2.43

 "2006" 0.43

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '06                                      3.40%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '06                                     -2.11%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                  1 YEAR                           LIFE OF FUND
 INSTITUTIONAL CLASS .................................                     0.43                               1.57
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ...................              -0.92                               0.01
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/                0.28                               0.45
 Lehman Brothers US Treasury TIPS Index/(3)/ ...............               0.41                               1.66
 Morningstar Inflation-Protected Bond Category Average .....               0.09                               1.04
 /(1)/ Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2004).
 /(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 /(//3)/// Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 /(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS

                                                            INSTITUTIONAL
  FOR THE PERIOD ENDED OCTOBER 31, 2006                         CLASS
 Management Fees....................................            0.40%
 Other Expenses /(1)/ ..............................            0.95
                                                                ----
                TOTAL ANNUAL FUND OPERATING EXPENSES            1.35%
 Expense Reimbursement/(2)..........................
 /..................................................            0.02
                                                                ----
                                        NET EXPENSES            1.33%
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)
  /Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest, (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/error and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


  a Percentage of Average Daily Net Assets

 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 INSTITUTIONAL CLASS                                      $135  $426  $737  $1,622

PREFERRED SECURITIES

SUB-ADVISOR(S): Spectrum Asset Management, Inc. ("Spectrum")

OBJECTIVE: The Fund seeks to provide current income.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors who are seeking dividends to generate income or to be reinvested for growth and are willing to accept fluctuations in the value of the investment.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in preferred securities of U.S. companies rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investor Service, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of the Sub-Advisor, Spectrum. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in preferred securities. The Fund focuses primarily on the financial services (i.e., banking, insurance and commercial finance), Real Estate Investment Trust (i.e. REIT) and utility industries. The rest of the Fund's assets may be invested in common stocks, debt securities, and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and typically have "preference" over common stock in the payment of dividends and the liquidation of a company's assets - preference means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders' claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed-income securities - the fixed-income payments are expected to be the primary source of long-term investment return. Preferred securities share many investment characteristics with bonds; therefore, the risks and potential rewards of investing in the Fund are more similar to those associated with a bond fund than a stock fund.


Spectrum seeks to build a portfolio within the context of the eligible universe of preferred securities. For a security to be considered for the Fund, Spectrum will assess the credit risk within the context of the yield available on the preferred. The yield needs to be attractive in comparison to the rating, expected credit trend and senior debt spread of the same issuer. Spectrum considers features such as call protection, subordination and option adjusted spreads to ensure that the selected issue provides a sufficient yield to justify its inclusion in the portfolio.


The Fund is considered non-diversified and can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund's share price than would occur in a more diversified fund.

Among the principal risks of investing in the Fund are:

  .Fixed-Income
    Securities Risk        . Derivatives Risk          . Sector Risk
                                                       .
  .Non-Diversification                                   Real Estate Securities
    Risk                   . Equity Securities Risk      Risk
  .U.S. Government         .U.S. Government
    Sponsored Securities     Securities Risk           . Underlying Fund Risk
    Risk

Spectrum has been the Fund's Sub-Advisor since May 1, 2002.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2003"10.72

"2004"4.36


"2005"1.62

"2006" 6.94

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     5.55%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '04
  -5.26%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                  1 YEAR                           LIFE OF FUND
 INSTITUTIONAL CLASS .......................................               6.94                               6.09
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ...................               5.25                               4.55
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/                4.76                               4.35
 Merrill Lynch Preferred Stock Hybrid Index/(3)/ ...........               7.67                               6.63
 Morningstar Intermediate-Term Bond Category Average .......               4.11                               4.12
 /(1)/// Lifetime results are measured from the date the Institutional Class shares were first sold (May 1, 2002).
 /(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 /(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 /(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER 31,         INSTITUTIONAL
  2006                                       CLASS
 Management Fees.................            0.75%
 Other Expenses/(1)..............
 /...............................            0.01
                                             ----
      TOTAL ANNUAL FUND OPERATING
                         EXPENSES            0.76%
 Expense Reimbursement/(2).......
 /...............................            0.01
                                             ----
                     NET EXPENSES            0.75%
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)
  /Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest, (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/error and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $77   $242  $421  $941

MORTGAGE SECURITES FUND

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Fund seeks to provide a high level of current income consistent with safety and liquidity.

INVESTOR PROFILE: The Fund may be appropriate for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in mortgage-backed securities, including collateralized mortgage obligations. The Fund may also invest in dollar rolls, which may involve leverage.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in mortgage-backed securities, including collateralized mortgage obligations, and in other obligations that are secured by mortgages or mortgage-backed securities, including repurchase agreements. The Fund may also invest in U.S. government securities. Certain issuers of U.S. government securities are sponsored or chartered by Congress but their securities are neither issued or guaranteed by the U.S. Treasury.


The Fund invests in mortgage securities which represent good longer term value, taking into account potential returns, prepayment and credit risk as well as deal-structure where appropriate. The Fund also invests in Treasury and Agency securities primarily for duration and liquidity management purposes.


Among the principal risks of investing in the Fund are:

  .Fixed-Income
    Securities Risk        . Derivatives Risk          . Prepayment Risk
  .Portfolio Duration      .U.S. Government
    Risk                     Securities Risk           . Underlying Fund Risk
  .U.S. Government         .Credit and Counterparty
    Sponsored Securities     Risk
    Risk



Edge has provided investment advice to the Fund since the Fund's inception.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"1997" 9.90

"1998" 7.51

"1999" 0.31

"2000" 10.69

"2001" 7.48

"2002" 8.87

"2003" 2.21

"2004" 3.95

"2005" 2.31

"2006" 4.67

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                      4.31%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '97                                    -1.10%

  /(1)/

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                             1 YEAR
 INSTITUTIONAL CLASS (BEFORE TAXES)...................................................                4.67
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ .............................................                2.88
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ ..........................                3.00
 Citigroup Mortgage Index/(3)/ .......................................................                5.17
 Morningstar Short Government Category Average .......................................                3.66
 ///(1)
  /The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on May 4, 1984.
 /(//2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(//3)// /Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                             5 YEARS
 INSTITUTIONAL CLASS (BEFORE TAXES)...................................................                4.37
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ .............................................                2.54
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ ..........................                2.64
 Citigroup Mortgage Index/(3)/ .......................................................                4.90
 Morningstar Short Government Category Average .......................................                2.93
 ///(1)
  /The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on May 4, 1984.
 /(//2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(//3)// /Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                         10 YEARS
 INSTITUTIONAL CLASS (BEFORE TAXES)...................................................             5.73
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ .............................................             3.56
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ ..........................             3.56
 Citigroup Mortgage Index/(3)/ .......................................................             6.18
 Morningstar Short Government Category Average .......................................             4.46
 ///(1)
  /The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on May 4, 1984.
 /(//2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(//3)// /Index performance does not reflect deductions for fees, expenses, or taxes.

  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".


 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (ESTIMATED).

                                           INSTITUTIONAL
  FOR THE PERIOD ENDED OCTOBER 31, 2006        CLASS
 Management Fees.........................      0.50%
 Other Expenses..........................      0.02
                                               ----
     TOTAL ANNUAL FUND OPERATING EXPENSES      0.52%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       1     3     5    10
 INSTITUTIONAL CLASS                                                                                $53   $167  $291  $653

DISCIPLINED LARGECAP BLEND FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Standard & Poor's ("S&P") 500 Index (as of December 31, 2006 this range was between approximately $1.4 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, PGI, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their expected investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


PGI believes that changes in market expectations drive stock prices. Early identification of improving business fundamentals, early identification of positive change in expectations regarding future profitability of companies and paying prices that are below "fair value" for these stocks will result in investment management success. PGI's investment process seeks to systematically identify stocks with desirable characteristics and combine these stocks in a risk-managed portfolio to maximize return potential by controlling risk.


Among the principal risks of investing in the Fund are:

                                                                                 .Market Segment (LargeCap)
  . Equity Securities Risk                               . Derivatives Risk        Risk
  . Underlying Fund Risk                                 . Growth Stock Risk     . Value Stock Risk
  . Active Trading Risk

PGI has been the Fund's Sub-Advisor since December 30, 2002.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2003"28.32

"2004"12.84


"2005"7.16

"2006" 14.03




LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.99%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q1 '03
  -3.30%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                  1 YEAR                           LIFE OF FUND
 INSTITUTIONAL CLASS .......................................              14.03                               15.32
     (AFTER TAXES ON DISTRIBUTIONS)/(2)//...................
     /......................................................              13.45                               14.74
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/                9.90                               13.18
 S&P 500 Index/(3)/ ........................................              15.79                               14.74
 Morningstar Large Blend Category Average ..................              14.12                               14.31
 /(1)/ Lifetime results are measured from the date the Institutional Class shares were first sold (December 30, 2002).
 /(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 /(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                         INSTITUTIONAL
  FOR THE PERIOD ENDED OCTOBER 31, 2006      CLASS
 Management Fees.......................      0.59%
                                             ----
   TOTAL ANNUAL FUND OPERATING EXPENSES      0.59%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $60   $189  $329  $738

EQUITY INCOME FUND I

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Fund seeks to provide a relatively high level of current income and long-term growth of income and capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors who seek dividends to generate income or to be reinvested for growth and who can accept fluctuations in the value of investments and the risks of investing in REIT securities, below-investment grade bonds, or foreign securities.

MAIN STRATEGIES AND RISKS
The Fund invests primarily (normally at least 80% of its net assets (plus any borrowings for investment purposes)) in dividend-paying common stocks and preferred stocks. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. government securities, and asset-backed securities. The Fund may also invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds"). The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 20% of its assets in real estate investment trust ("REIT") securities. The Fund may write (sell) covered call options. The Fund may invest up to 25% of its assets in securities of foreign issuers.

The Fund's investments may also include convertible securities, repurchase agreements, American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs").


In selecting investments for the Fund, Edge looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in ''value'' stocks currently selling for less than Edge believes they are worth.

Among the principal risks of investing in the Fund are:

                                                                                 .
                                                         .Real Estate              U.S. Government Securities
  . Equity Securities Risk                                 Securities Risk         Risk
  . Fixed-Income Securities Risk                         . Value Stock Risk      . Derivatives Risk
                                                         .Foreign Securities
  . Underlying Fund Risk                                   Risk                  . Exchange Rate Risk
                                                         .High Yield
                                                           Securities Risk       . Prepayment Risk
  . U.S. Government Sponsored Securities Risk



Edge has provided investment advice to the Fund since the Fund's inception.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

"1997" 19.89
"1998" 6.93
"1999" 4.83
"2000" 14.74
"2001" 7.78
"2002" -12.53
"2003" 29.66
"2004" 19.09
"2005" 9.84
"2006" 18.09

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    15.82%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -14.77%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            1 YEAR
 INSTITUTIONAL CLASS (BEFORE TAXES) ..................................................               18.09
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ .............................................               16.86
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES /(2)/) .........................               13.35
 S&P 500 Index /(3)/ .................................................................               15.79
 S&P 500/Citigroup Value Index /(3) (4)/ .............................................               20.80
 Morningstar Large Value Category Average /(3)/                                                      18.18
 ///(1)/
  The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on May 31, 1939.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
 ///(4)/
  Until December 16, 2005, when Standard & Poor's changed the name of the index and its calculation methodology, the index was called the S&P 500/Barra Value Index.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            5 YEARS
 INSTITUTIONAL CLASS (BEFORE TAXES) ..................................................               11.87
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ .............................................               11.04
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES /(2)/) .........................               10.10
 S&P 500 Index /(3)/ .................................................................                6.19
 S&P 500/Citigroup Value Index /(3) (4)/ .............................................               10.43
 Morningstar Large Value Category Average /(3)/                                                       8.38
 ///(1)/
  The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on May 31, 1939.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
 ///(4)/
  Until December 16, 2005, when Standard & Poor's changed the name of the index and its calculation methodology, the index was called the S&P 500/Barra Value Index.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                         10 YEARS
 INSTITUTIONAL CLASS (BEFORE TAXES) ..................................................             11.28
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ .............................................              9.44
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES /(2)/) .........................              8.91
 S&P 500 Index /(3)/ .................................................................              8.42
 S&P 500/Citigroup Value Index /(3) (4)/ .............................................              9.45
 Morningstar Large Value Category Average /(3)/                                                     8.80
 ///(1)/
  The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on May 31, 1939.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
 ///(4)/
  Until December 16, 2005, when Standard & Poor's changed the name of the index and its calculation methodology, the index was called the S&P 500/Barra Value Index.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS. (ESTIMATED)

                                         INSTITUTIONAL
  FOR THE PERIOD ENDED OCTOBER 31, 2006      CLASS
 Management Fees.......................      0.51%
 Other Expenses........................      0.04
                                             ----
   TOTAL ANNUAL FUND OPERATING EXPENSES      0.55%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       1     3     5    10
 INSTITUTIONAL CLASS                                                                                $56   $176  $307  $689

HIGH YIELD FUND

SUB-ADVISOR(S): Post Advisory Group, LLC ("Post")

OBJECTIVE: The Fund seeks high current income.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Fund invests at least 80% of its assets in high yield, below investment grade quality debt and other income-producing securities including, corporate bonds, convertible securities, preferred securities, asset-backed securities and securities of companies in bankruptcy proceedings or otherwise in the process of debt restructuring. The "high yield" securities in which the Fund invests are common known as "junk bonds." These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative with respect to the issuer's ability to pay interest and to repay principal.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities may not exceed 33 1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for loan). In connection with such loans the Fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.

The Fund invests its assets in securities rated Ba1 or lower by Moody's Investor Service, Inc. ("Moody's") or BB+ or lower by Standard & Poor's Rating Service ("S&P"). The Fund may also invest in unrated securities which the Manager believes to be of comparable quality. The Fund does not invest in securities rated below Caa3 (Moody's) or below CCC- (S&P) at the time of purchase. The Statement of Additional Information contains descriptions of the securities rating categories

The Sub-Advisor, Post, applies its investment process based on the belief that superior performance is achieved by identifying three specific attributes:
.. value identification - seeking complex, not closely followed and/or misunderstood credits which have the highest probability of being mispriced by the consensus view. Post looks for what it believes are inefficiencies between the actual value and market price of securities.
.. downside protection based on qualitative analysis - analyzing the potential downside risk of each investment and continuous monitoring of the investment portfolio to attempt to keep unexpected negatives to a minimum.
.. portfolio diversification - maintaining exposure and diversification limits by issue, issuer, security type, duration, maturity and credit rating.

During the fiscal year ended October 31, 2006, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

0.00% in securities       0.41% in securities       7.83% in securities rated
rated Aaa                 rated Baa                 Caa
0.00% in securities       32.96% in securities      1.23% in securities rated
rated Aa                  rated Ba                  Ca
0.30% in securities       57.04% in securities
rated A                   rated B                   0.23% in securities rated C


Among the principal risks of investing in the Fund are:

  .Fixed-Income                                        .Portfolio Duration
    Securities Risk        . Derivatives Risk            Risk
  .
    High Yield Securities  .Municipal Securities
    Risk                     Risk                      . Prepayment Risk
  .U.S. Government         .U.S. Government
    Sponsored Securities     Securities Risk           . Underlying Fund Risk
    Risk

Post has been the Fund's Sub-Advisor since December 29, 2004.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2005"4.08

 "2006" 8.89

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '06                                      3.48%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q1 '05
  -0.40%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                  1 YEAR                           LIFE OF FUND
 INSTITUTIONAL CLASS .......................................               8.89                               6.44
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ...................               6.51                               4.48
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/                5.78                               4.35
 Lehman Brothers High Yield Composite Bond Index/(3)........
 /..........................................................              11.85                               7.19
 Morningstar High Yield Bond Category ......................              10.13                               6.25
 /(1)/ Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2004).
 /(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 /(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                            INSTITUTIONAL
  FOR THE PERIOD ENDED OCTOBER 31, 2006                         CLASS
 Management Fees....................................            0.65%
 Other Expenses/(1)/ ...............................            0.02
                                                                ----
                TOTAL ANNUAL FUND OPERATING EXPENSES            0.67%
 Expense Reimbursement/(2)/ ........................            0.02
                                                                ----
                                        NET EXPENSES            0.65%
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)
  /Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest, (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/error and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $66   $212  $371  $833

HIGH YIELD FUND II

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Fund seeks to provide a relatively high level of current income.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund, and who are willing to accept the risks associated with investing in "junk bonds," foreign securities and emerging markets.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in high-yield, high-risk, below-investment grade fixed-income securities (sometimes called "junk bonds"), which may include foreign investments. The Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed-income securities (including convertible securities and preferred stocks) rated lower than BBB by S&P or Fitch or rated lower than Baa by Moody's or of equivalent quality as determined by Edge. The remainder of the Fund's assets may be invested in any other securities Edge believes are consistent with the Fund's objective, including higher rated fixed-income securities, common stocks, real estate investment trusts and other equity securities. The Fund may also invest in securities of foreign issuers, including those located in developing or emerging countries, and engage in hedging strategies involving options.

Among the principal risks of investing in the Fund are:

  .Fixed-Income
    Securities Risk         . Derivatives Risk       . Underlying Fund Risk
  .High Yield Securities    .Foreign Securities      .Real Estate Securities
    Risk                      Risk                     Risk
  .
    Equity Securities Risk  . Small Company Risk     . Exchange Rate Risk
  .Portfolio Duration
    Risk                    . Emerging Market Risk



Edge has provided investment advice to the Fund since the Fund's inception.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"1999" 12.27
"2000" -1.20
"2001" 3.66
"2002" 4.02
"2003" 28.39
"2004" 11.92
"2005" 6.94
"2006" 14.71

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    11.11%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '00                                    -5.45%

  /(1)/

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                             1 YEAR
 INSTITUTIONAL CLASS (BEFORE TAXES) ...................................................               14.71
     (AFTER TAXES ON DISTRIBUTIONS)/(2)//..............................................
     /.................................................................................               11.33
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)//...........................
     /.................................................................................                9.89
 Citigroup US High Yield Market Capped Index/(3).......................................
 /.....................................................................................               10.21
 Morningstar High Yield Bond Category .................................................               10.13
 ///(1)
  /The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on April 8, 1998.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 /(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                             5 YEARS
 INSTITUTIONAL CLASS (BEFORE TAXES) ...................................................               12.89
     (AFTER TAXES ON DISTRIBUTIONS)/(2)//..............................................                9.43
     /.................................................................................
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)//...........................                8.99
     /.................................................................................
 Citigroup US High Yield Market Capped Index/(3).......................................                 N/A
 /.....................................................................................
 Morningstar High Yield Bond Category .................................................                8.93
 ///(1)
  /The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on April 8, 1998.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 /(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                         LIFE OF FUND
 INSTITUTIONAL CLASS (BEFORE TAXES) ...................................................               8.51
     (AFTER TAXES ON DISTRIBUTIONS)/(2)//..............................................               4.67
     /.................................................................................
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)//...........................               4.78
     /.................................................................................
 Citigroup US High Yield Market Capped Index/(3).......................................              10.44//
 /.....................................................................................
 Morningstar High Yield Bond Category .................................................               4.51
 ///(1)
  /The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on April 8, 1998.
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 /(3) /Index performance does not reflect deductions for fees, expenses or taxes.

  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (ESTIMATED).

                                         INSTITUTIONAL
  FOR THE PERIOD ENDED OCTOBER 31, 2006      CLASS
 Management Fees.......................      0.53%
 Other Expenses........................      0.04
                                             ----
   TOTAL ANNUAL FUND OPERATING EXPENSES      0.57%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       1     3     5    10
 INSTITUTIONAL CLASS                                                                                $58   $183  $318  $714

LARGECAP GROWTH FUND

SUB-ADVISOR(S): Columbus Circle Investors ("CCI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)/ Growth Index (as of December 31, 2006 this range was between approximately $1.2 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. To meet its investment objective, the Fund may invest in initial public offerings.

CCI uses a bottom-up approach (focusing on individual stock selection rather than forecasting market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in depth analysis of company fundamentals in the context of the prevailing economic environment, CCI's team of investment professionals selects companies that meet the criteria of positive momentum in a company's progress and positive surprise in reported results.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  .
    Underlying Fund Risk  . Active Trading Risk   . Growth Stock Risk
                          .Foreign Securities     .Initial Public Offerings
  . Exchange Rate Risk      Risk                    Risk



CCI became the Fund's Sub-Advisor on January 5, 2005.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2001" -24.35

"2002"-28.3

"2003"24.89


"2004"9.35


"2005"11.84

"2006" 9.86

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                    10.63%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '01                                   -23.56%

  /(1)/

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                             1 YEAR
 INSTITUTIONAL CLASS ...............................                                                  9.86
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ .............................................                9.54
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ ..........................                6.83
 Russell 1000 Growth Index/(3)/ ......................................................                9.07
 Morningstar Large Growth Category Average ...........................................                6.93
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.
 /(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 /(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                             5 YEARS
 INSTITUTIONAL CLASS ...............................                                                  3.76
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ .............................................                3.67
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ ..........................                3.23
 Russell 1000 Growth Index/(3)/ ......................................................                2.69
 Morningstar Large Growth Category Average ...........................................                2.88
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.
 /(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 /(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                          LIFE OF FUND
 INSTITUTIONAL CLASS ...............................                                                 -2.65
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ .............................................               -2.73
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ ..........................               -2.24
 Russell 1000 Growth Index/(3)/ ......................................................               -1.58
 Morningstar Large Growth Category Average ...........................................               -1.26
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.
 /(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 /(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

/(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31,           INSTITUTIONAL
  2006                                           CLASS
 Management Fees /(1)/ ...............           0.64%
                                                 ----
  TOTAL ANNUAL FUND OPERATING EXPENSES           0.64%
 ///(1)/
  Expense information has been restated to reflect current fees. The Fund's management fees were increased effective January 16,
  2007.


 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $65   $205  $357  $798

LARGECAP S&P 500 INDEX FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies that compose the S&P 500 Index. PGI attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2006, the market capitalization range of the Index was between approximately $1.4 billion and $446.9 billion. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgment. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P 500. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund's portfolio may be weighted differently from the S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.


PGI reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund's assets. PGI may also elect to omit any S&P 500 stocks from the Fund if such stocks are issued by an affiliated company.


Among the principal risks of investing in the Fund are:

  . Equity Securities Risk              . Market Segment (LargeCap) Risk



NOTE: "Standard & Poor's 500" and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by Principal. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2001" -12.07

"2002"-22.27

"2003"28.06


"2004"10.67


"2005"4.71

"2006" 15.67

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    15.22%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -17.29%

  /(1)/

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                             1 YEAR
 INSTITUTIONAL CLASS .................................................................               15.67
     (AFTER TAXES ON DISTRIBUTIONS)/(2)//.............................................
     /................................................................................               15.32
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ ..........................               10.64
 S&P 500 Index/(3)....................................................................
 /....................................................................................               15.79
 Morningstar Large Blend Category Average ............................................               14.12
 /(//1//)/
  Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                             5 YEARS
 INSTITUTIONAL CLASS .................................................................                5.94
     (AFTER TAXES ON DISTRIBUTIONS)/(2)//.............................................                5.43
     /................................................................................
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ ..........................                5.00
 S&P 500 Index/(3)....................................................................                6.19
 /....................................................................................
 Morningstar Large Blend Category Average ............................................                5.92
 /(//1//)/
  Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                          LIFE OF FUND
 INSTITUTIONAL CLASS .................................................................               2.28
     (AFTER TAXES ON DISTRIBUTIONS)/(2)//.............................................               1.79
     /................................................................................
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ ..........................               1.80
 S&P 500 Index/(3)....................................................................               2.94
 /....................................................................................
 Morningstar Large Blend Category Average ............................................               3.10
 /(//1//)/
  Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

/(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                            INSTITUTIONAL
  FOR THE PERIOD ENDED OCTOBER 31, 2006                         CLASS
 Management Fees....................................            0.15%
 Other Expenses/(1).................................
 /..................................................            0.01
                                                                ----
                TOTAL ANNUAL FUND OPERATING EXPENSES            0.16%
 Expense Reimbursement/(2)..........................
 /..................................................            0.01
                                                                ----
                                        NET EXPENSES            0.15%
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)
  /Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest, (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/error and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $15   $51   $89   $204

LARGECAP VALUE FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)// /Value Index, which as of December 31, 2006 ranged between approximately $1.3 billion and $446.9 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. monitoring a stock's behavior in the market to assess the timeliness of the investment.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  .
    Underlying Fund Risk  . Active Trading Risk   . Value Stock Risk
                          .Foreign Securities
  . Exchange Rate Risk      Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2001" -7.30

"2002"-12.92

"2003"25.48


"2004"12.4


"2005"6.82

"2006" 20.06

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    15.31%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -15.10%

  /(1)/

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                             1 YEAR
 INSTITUTIONAL CLASS ..............................                                                  20.06
     (AFTER TAXES ON DISTRIBUTIONS)/(2)//.............................................
     /................................................................................               18.94
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ ..........................               14.51
 Russell 1000 Value Index/(3).........................................................
 /....................................................................................               22.25
 Morningstar Large Value Category Average ............................................               18.18
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                             5 YEARS
 INSTITUTIONAL CLASS ..............................                                                    9.51
     (AFTER TAXES ON DISTRIBUTIONS)/(2)//.............................................                 8.86
     /................................................................................
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ ..........................                 8.11
 Russell 1000 Value Index/(3).........................................................                10.86
 /....................................................................................
 Morningstar Large Value Category Average ............................................                 8.38
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                          LIFE OF FUND
 INSTITUTIONAL CLASS ..............................                                                  6.98
     (AFTER TAXES ON DISTRIBUTIONS)/(2)//.............................................               6.38
     /................................................................................
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ ..........................               5.88
 Russell 1000 Value Index/(3).........................................................               7.93
 /....................................................................................
 Morningstar Large Value Category Average ............................................               6.38
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 /(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                            INSTITUTIONAL
  FOR THE PERIOD ENDED OCTOBER 31, 2006                         CLASS
 Management Fees....................................            0.45%
 Other Expenses /(1)/ ..............................            0.01
                                                                ----
                TOTAL ANNUAL FUND OPERATING EXPENSES            0.46%
 Expense Reimbursement/(2)/ ........................            0.01
                                                                ----
                                        NET EXPENSES            0.45%
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)
  /Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest, (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/error and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
..


 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $46   $147  $257  $578

MIDCAP VALUE FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI") and Barrow, Hanley,
         Mewhinney & Strauss, Inc. ("BHMS")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Value Index (as of December 31, 2006, this range was between approximately $1.3 billion and $19.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities. The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

The portion of Fund assets managed by PGI is invested in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase. This value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields. The Fund's investments are selected primarily on the basis of fundamental security analysis, focusing on the company's financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Fund often invests in stocks considered temporarily out of favor. Investors often over react to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by this Fund.


The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The BHMS investment strategy emphasizes low P/E ratios, low price to book ratios and high dividend yields, which should offer protection in a declining market environment. In a rising market environment, BHMS expects these securities to benefit from growth in profitability and earnings. The firm conducts its own market research and believes that individual stock selection is more important than sector weightings. BHMS normally does not time the market for short-term gains.

Principal determines the portion of the Fund's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks of investing in the Fund are:

  .Equity Securities                                 .Market Segment (MidCap)
    Risk                  . Derivatives Risk           Risk
  .Foreign Securities
    Risk                  . Value Stock Risk         . Active Trading Risk
                          .Initial Public
  . Exchange Rate Risk      Offerings Risk           . MidCap Stock Risk
  . Small Company Risk



PGI has been the Fund's Sub-advisor since December 6, 2000. BHMS was added as an additional Sub-Advisor on July 12, 2005.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2001" 3.39

"2002"-8.01

"2003"28.21


"2004"16.58


"2005"15.61 (2)

"2006" 16.12



LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.96%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -12.69%

  /(1)/

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                           1 YEAR
 INSTITUTIONAL CLASS ...............................................................               16.12
     (AFTER TAXES ON DISTRIBUTIONS)/(3)//...........................................
     /..............................................................................               14.95
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(3)/ ........................               11.97
 Russell Midcap Value Index/(4)/ .. ................................................               20.22
 Morningstar Mid-Cap Value Category Average ........................................               15.89
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/During 2005, the Class experienced a significant withdrawal of monies. As the remaining shareholder held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal. In addition, the Class experienced a reimbursement from the Manager relating to a prior period expense adjustment. The total return amounts expressed herein are greater than those that would have been experienced without the reimbursement.
 /(3)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(4) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                           5 YEARS
 INSTITUTIONAL CLASS ...............................................................               13.04/(2)/
     (AFTER TAXES ON DISTRIBUTIONS)/(3)//...........................................               11.49/(2)/
     /..............................................................................
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(3)/ ........................               10.74/(2)/
 Russell Midcap Value Index/(4)/ .. ................................................                  15.88
 Morningstar Mid-Cap Value Category Average ........................................                  11.55
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/During 2005, the Class experienced a significant withdrawal of monies. As the remaining shareholder held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal. In addition, the Class experienced a reimbursement from the Manager relating to a prior period expense adjustment. The total return amounts expressed herein are greater than those that would have been experienced without the reimbursement.
 /(3)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(4) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                       LIFE OF FUND
 INSTITUTIONAL CLASS ...............................................................            12.22/(2)/
     (AFTER TAXES ON DISTRIBUTIONS)/(3)//...........................................            10.69/(2)/
     /..............................................................................
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(3)/ ........................            10.00/(2)/
 Russell Midcap Value Index/(4)/ .. ................................................               13.51
 Morningstar Mid-Cap Value Category Average ........................................               11.11
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/During 2005, the Class experienced a significant withdrawal of monies. As the remaining shareholder held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal. In addition, the Class experienced a reimbursement from the Manager relating to a prior period expense adjustment. The total return amounts expressed herein are greater than those that would have been experienced without the reimbursement.
 /(3)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(4) /Index performance does not reflect deductions for fees, expenses or taxes.

  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

/(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER         INSTITUTIONAL
  31, 2006                               CLASS
 Management Fees............             0.65%
 Other Expenses/(1).........
 /..........................             0.02
                                         ----
           TOTAL ANNUAL FUND
          OPERATING EXPENSES             0.67%
 Expense Reimbursement/(2)..
 /..........................             0.02
                                         ----
                NET EXPENSES             0.65%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)
  /Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest, (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/error and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLES
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $67   $213  $373  $837

PARTNERS LARGECAP BLEND FUND

SUB-ADVISOR(S): T. Rowe Price Associates, Inc. ("T. Rowe Price")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.

MAIN STRATEGIES AND RISKS
The Fund pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of December 31, 2006 this range was between approximately $1.4 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund will generally remain fully invested (less than 5% cash reserves) and will have approximately the same industry weightings as compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization stocks and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Fund objectives. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


The market capitalization of companies in the Fund's portfolio and the S&P 500 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index range. In addition, the Fund has the ability to purchase stocks whose market capitalization falls below the range of companies in the S&P 500 Index.


T. Rowe Price uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the S&P 500 Index. Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index. T. Rowe Price generally purchases for the Fund securities issued by companies in the S&P 500 Index, and therefore, its stock selection process will result in the purchase of both growth and value stocks.


A team of T. Rowe Price equity analysts is directly responsible for selecting stocks for the Fund. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Fund seeks to take full advantage of the analysts' focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Fund and coordinating Fund investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.


In pursuing its investment objective, the Fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities
    Risk                  . Value Stock Risk      . Growth Stock Risk
  . Exchange Rate Risk



T. Rowe Price became Sub-Advisor to the Fund effective March 9, 2004.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2001"-7.13

"2002"-16.28


"2003"23.93


"2004"10.38


"2005"4.79

"2006" 15.94

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.21%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -15.44%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            1 YEAR
 INSTITUTIONAL CLASS ................................................................                15.94
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                14.69
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                11.49
 S&P 500 Index/(3)...................................................................
 /...................................................................................                15.79
 Morningstar Large Blend Category Average ...........................................                14.12
 ///(1)///// Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            5 YEARS
 INSTITUTIONAL CLASS ................................................................                6.83
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                6.10
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                5.71
 S&P 500 Index/(3)...................................................................                6.19
 /...................................................................................
 Morningstar Large Blend Category Average ...........................................                5.92
 ///(1)///// Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                        LIFE OF FUND
 INSTITUTIONAL CLASS ................................................................               4.64
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................               3.99
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................               3.80
 S&P 500 Index/(3)...................................................................               2.94
 /...................................................................................
 Morningstar Large Blend Category Average ...........................................               3.10
 ///(1)///// Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.

  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

/(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                            INSTITUTIONAL
  FOR THE PERIOD ENDED OCTOBER 31, 2006                         CLASS
 Management Fees....................................            0.74%
 Other Expenses/(1)/ ...............................            0.01
                                                                ----
                TOTAL ANNUAL FUND OPERATING EXPENSES            0.75%
 Expense Reimbursement/(2)/ ........................            0.01
                                                                ----
                                        NET EXPENSES            0.74%
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)
  /Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest, (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/error and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
..


 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $76   $239  $416  $929

PARTNERS LARGECAP BLEND FUND I

SUB-ADVISOR(S): Goldman Sachs Asset Management, L.P. ("Goldman Sachs")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

MAIN STRATEGIES AND RISKS
The Fund seeks its objective through investment in a broadly diversified portfolio of large cap and blue chip equity investments representing all major sectors of the U.S. economy. Under normal market conditions, the Fund invests at least 80% of its assets (not including securities lending collateral and any investment of that collateral) in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index (as of December 31, 2006, the range was between approximately $1.4 billion and $446.9 billion)) measured at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

Goldman Sachs seeks to outperform the S&P 500 Index by overweighting stocks that it believes are more likely to outperform the benchmark while underweighting stocks that it believes will lag the Index. Goldman Sachs seeks to add value from stock selection rather than sector rotation strategies or market timing. Its approach is to combine traditional fundamental analysis with sophisticated quantitative modeling and to carefully construct and manage the risk in the portfolio.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  . Active Trading Risk   . Value Stock Risk      . Growth Stock Risk
  .
    Underlying Fund Risk  . Exchange Rate Risk    . Foreign Securities Risk



Goldman Sachs became Sub-Advisor to the Fund on December 16, 2002.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2001" -16.80

"2002"-24.89

"2003"27.98


"2004"11.05


"2005"6.16

"2006" 13.67

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.26%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -17.56%

  /(1)/

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            1 YEAR
 INSTITUTIONAL CLASS ................................................................                13.67
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                13.55
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                 9.05
 S&P 500 Index/(3)...................................................................
 /...................................................................................                15.79
 Morningstar Large Blend Category Average ...........................................                14.12
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            5 YEARS
 INSTITUTIONAL CLASS ................................................................                5.20
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                4.97
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                4.40
 S&P 500 Index/(3)...................................................................                6.19
 /...................................................................................
 Morningstar Large Blend Category Average ...........................................                5.92
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                        LIFE OF FUND
 INSTITUTIONAL CLASS ................................................................               0.83
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................               0.58
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................               0.59
 S&P 500 Index/(3)...................................................................               2.94
 /...................................................................................
 Morningstar Large Blend Category Average ...........................................               3.10
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.

  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 /(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                            INSTITUTIONAL
  FOR THE PERIOD ENDED OCTOBER 31, 2006                         CLASS
 Management Fees....................................            0.45%
 Other Expenses/(1).................................
 /..................................................            0.02
                                                                ----
                TOTAL ANNUAL FUND OPERATING EXPENSES            0.47%
 Expense Reimbursement/(2)..........................
 /..................................................            0.02
                                                                ----
                                        NET EXPENSES            0.45%
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)
  /Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest, (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/error and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $46   $149  $261  $590

PARTNERS LARGECAP GROWTH FUND I

SUB-ADVISOR(S): T. Rowe Price Associates, Inc. ("T. Rowe Price")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies with large market capitalizations that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations within the range of companies in the Russell 1000/(R)// /Growth Index (as of December 31, 2006, this range was between approximately $1.2 billion and $446.9 billion) at the time of purchase. The Fund's investments in foreign companies will be limited to 25% of its total assets. The Fund may also purchase futures and options, in keeping with Fund objectives.

The market capitalization of companies in the Fund's portfolio and the Russell index will change over time, and the Fund will not automatically sell or cease to purchase the stock of a company it already owns just because the company's market capitalization grows or falls outside of the index range.


T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Fund may actively trade securities in an attempt to achieve its investment objective.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing overall fund exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices and foreign currencies.


Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  . Exchange Rate Risk    . Growth Stock Risk     . Active Trading Risk
  .Foreign Securities     .
    Risk                    Underlying Fund Risk

T. Rowe Price became Sub-Advisor to the Fund on August 24, 2004.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2001"-14.32

"2002"-27.76


"2003"24.01


"2004"9.25


"2005"7.61

"2006" 6.10

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                    12.90%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q1 '01
  -18.00%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            1 YEAR
 INSTITUTIONAL CLASS ................................................................                6.10
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                5.33
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                4.95
 Russell 1000 Growth Index/(3)/ ... .................................................                9.07
 Morningstar Large Growth Category Average ..........................................                6.93
 /(1)// /Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            5 YEARS
 INSTITUTIONAL CLASS ................................................................                2.24
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                1.91
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                1.86
 Russell 1000 Growth Index/(3)/ ... .................................................                2.69
 Morningstar Large Growth Category Average ..........................................                2.88
 /(1)// /Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                        LIFE OF FUND
 INSTITUTIONAL CLASS ................................................................              -1.69
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................              -1.96
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................              -1.47
 Russell 1000 Growth Index/(3)/ ... .................................................              -1.58
 Morningstar Large Growth Category Average ..........................................              -1.26
 /(1)// /Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.

  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

/(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                            INSTITUTIONAL
  FOR THE PERIOD ENDED OCTOBER 31, 2006                         CLASS
 Management Fees....................................            0.74%
 Other Expenses/(1).................................
 /..................................................            0.01
                                                                ----
                TOTAL ANNUAL FUND OPERATING EXPENSES            0.75%
 Expense Reimbursement/(2)..........................
 /..................................................            0.01
                                                                ----
                                        NET EXPENSES            0.74%
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)
  /Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest, (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/error and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
..


 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $76   $239  $416  $929

PARTNERS LARGECAP GROWTH FUND II

SUB-ADVISOR(S): American Century Investment Management, Inc. ("American
          Century") and BNY Investment Advisors ("BNY") (for the Fund's "cash buffer")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of December 31, 2006, the range was between approximately $1.2 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

American Century selects stocks of larger-sized companies it believes will increase in value over time using a growth investment strategy it developed. In implementing this strategy, American Century uses a bottom-up approach to stock selection. This means that American Century makes investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.


Using its extensive computer database, as well as other primary analytical research tools, American Century tracks financial information for individual companies to identify and evaluate trends in earnings, revenues, and other business fundamentals. Under normal market conditions, the Fund's portfolio will primarily consist of securities of companies whose earnings and revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company's business. These techniques help American Century buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.


Although American Century intends to invest the Fund's assets primarily in U.S. stocks, the Fund may invest up to 25% of its assets in securities of foreign companies. Most of the Fund's foreign investments are in companies located and doing business in developed countries.


American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When American Century believes it is prudent, the Fund may invest a portion of its assets in debt securities, options, preferred stock and equity equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks. In addition, up to 25% of Fund assets may be invested in foreign securities.


Principal has selected BNY as Sub-Advisor for the Fund's "cash buffer." The cash buffer is the receptacle for daily cash flows received as a direct result of transactions (purchases and redemptions) placed by shareholders. BNY will invest the Fund's cash buffer in S&P 500 Index futures contracts with a nominal value equal to the underlying cash buffer account (i.e., no leverage employed). Principal believes that, over the long term, this strategy will enhance the investment performance of the Fund.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  .
    Underlying Fund Risk  . Growth Stock Risk     . Foreign Securities Risk
  .Foreign Exchange
    Rate Risk



American Century has been the Fund's Sub-Advisor since December 6, 2000. BNY was added as an additional Sub-Advisor on March 1, 2006.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2001"-17.88

"2002"-25.95


"2003"26.08


"2004"9.31


"2005"4.75

"2006" 7.70

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                    14.51%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q1 '01
  -19.60%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            1 YEAR
 INSTITUTIONAL CLASS ................................................................                7.70
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                5.71
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                6.07
 Russell 1000 Growth Index/(3)/ .....................................................                9.07
 Morningstar Large Growth Category Average ..........................................                6.93
 /(1)/// Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)// /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            5 YEARS
 INSTITUTIONAL CLASS ................................................................                2.86
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                2.38
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                2.31
 Russell 1000 Growth Index/(3)/ .....................................................                2.69
 Morningstar Large Growth Category Average ..........................................                2.88
 /(1)/// Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)// /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                        LIFE OF FUND
 INSTITUTIONAL CLASS ................................................................              -1.88
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................              -2.26
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................              -1.70
 Russell 1000 Growth Index/(3)/ .....................................................              -1.58
 Morningstar Large Growth Category Average ..........................................              -1.26
 /(1)/// Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)// /Index performance does not reflect deductions for fees, expenses or taxes.

  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER         INSTITUTIONAL
  31, 2006                               CLASS
 Management Fees............             0.99%
 Other Expenses/(1).........
 /..........................             0.01
                                         ----
           TOTAL ANNUAL FUND
          OPERATING EXPENSES             1.00%
 Expense Reimbursement/(2)..
 /..........................             0.01
                                         ----
                NET EXPENSES             0.99%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)
  /Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest, (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/error and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 INSTITUTIONAL CLASS                                      $101  $317  $551  $1,224

PARTNERS LARGECAP VALUE FUND

SUB-ADVISOR(S): AllianceBernstein L.P. ("AllianceBernstein") and BNY Investment
          Advisors ("BNY") (for the Fund's "cash buffer")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, AllianceBernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Fund generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)/ Value Index (as of December 31, 2006, this range was between approximately $1.3 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

AllianceBernstein employs an investment strategy, generally described as "value" investing. The firm seeks securities that exhibit low financial ratios, can be acquired for less than what AllianceBernstein believes is the issuer's intrinsic value, or whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to AllianceBernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that AllianceBernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For AllianceBernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


Principal has selected BNY as Sub-Advisor for the Fund's "cash buffer." The cash buffer is the receptacle for daily cash flows received as a direct result of transactions (purchases and redemptions) placed by shareholders. BNY will invest the Fund's cash buffer in S&P 500 Index futures contracts with a nominal value equal to the underlying cash buffer account (i.e., no leverage employed). Principal believes that, over the long term, this strategy will enhance the investment performance of the Fund.


Among the principal risks of investing in the Fund are:

                                                                                 .Market Segment (LargeCap)
  . Equity Securities Risk                               . Derivatives Risk        Risk
  . Underlying Fund Risk                                 . Value Stock Risk      . Foreign Securities Risk
  . Exchange Rate Risk

AllianceBernstein has been the Fund's Sub-Advisor since December 6, 2000. BNY was added as an additional Sub-Advisor on March 1, 2006.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2001"5.53

"2002"-13.58


"2003"27.48


"2004"13.32


"2005"5.34

"2006" 21.91

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    15.59%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -18.45%

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                             1 YEAR
 INSTITUTIONAL CLASS .................................................................               21.91
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ............................................               20.82
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ .........................               15.67
 Russell 1000 Value Index /(3)/ ......................................................               22.25
 Morningstar Large Value Category Average ............................................               18.18
 /(1)/// Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                             5 YEARS
 INSTITUTIONAL CLASS .................................................................                 9.90
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ............................................                 9.34
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ .........................                 8.51
 Russell 1000 Value Index /(3)/ ......................................................                10.86
 Morningstar Large Value Category Average ............................................                 8.38
 /(1)/// Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                         LIFE OF FUND
 INSTITUTIONAL CLASS .................................................................               9.91
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ............................................               9.36
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ .........................               8.53
 Russell 1000 Value Index /(3)/ ......................................................               7.93
 Morningstar Large Value Category Average ............................................               6.38
 /(1)/// Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                        INSTITUTIONAL
  FOR THE YEAR ENDED OCTOBER 31, 2006       CLASS
 Management Fees......................      0.77%
                                            ----
  TOTAL ANNUAL FUND OPERATING EXPENSES      0.77%


 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $79   $246  $428  $954

PARTNERS LARGECAP VALUE FUND I

SUB-ADVISOR(S): UBS Global Asset Management (Americas) Inc. ("UBS Global AM")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of December 31, 2006 this range was between approximately $1.3 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting securities, UBS Global AM focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the assessment of UBS Global AM of what a security is worth. UBS Global AM seeks to select securities with fundamental values that it estimates to be greater than its market value at any given time. For each stock under analysis, UBS Global AM bases its estimates of fundamental value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. UBS Global AM then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. UBS Global AM derives investment value and organizes collective investment insights with an emphasis on primary research and company visits.


Among the principal risks of investing in the Fund are:

  . Exchange Rate Risk                                   . Foreign Securities Risk   . Value Stock Risk
                                                         .Market Segment
  . Derivatives Risk                                       (LargeCap) Risk           . Equity Securities Risk
  . Underlying Fund Risk

UBS Global AM has been the Fund's Sub-Advisor since June 1, 2004.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2005"9.92

"2006" 18.20

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '06                                      7.63%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q1 '05
  -0.53%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                  1 YEAR                           LIFE OF FUND
 INSTITUTIONAL CLASS .......................................              18.20                               15.88
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ...................              17.69                               15.48
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/               12.51                               13.63
 Russell 1000 Value Index/(3)...............................
 /..........................................................              22.25                               17.04
 Morningstar Large Value Category Average ..................              18.18                               13.95
 /(1)/// Lifetime results are measured from the date the Institutional Class shares were first sold (June 1, 2004).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 /(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                            INSTITUTIONAL
  FOR THE YEAR ENDED OCTOBER 31, 2006                           CLASS
 Management Fees....................................            0.80%
 Other Expenses/(1).................................
 /..................................................            0.01
                                                                ----
                TOTAL ANNUAL FUND OPERATING EXPENSES            0.81%
 Expense Reimbursement/(2)..........................
 /..................................................            0.01
                                                                ----
                                        NET EXPENSES            0.80%
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)
  /Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest, (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/error and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

  FOR THE YEAR ENDED OCTOBER 31, 2006
 Management Fees....................................
 Other Expenses/(1).................................
 /..................................................
                TOTAL ANNUAL FUND OPERATING EXPENSES
 Expense Reimbursement/(2)..........................
 /..................................................
                                        NET EXPENSES
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)
  /Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest, (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/error and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 INSTITUTIONAL CLASS                                      $82   $258  $449  $1,001

PARTNERS LARGECAP VALUE FUND II

SUB-ADVISOR(S): American Century Investment Management, Inc. ("American
         Century")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

MAIN STRATEGIES
The Fund invests primarily in common stocks and other equity securities of large capitalization companies. Equity securities include common stock, preferred stock, and equity-equivalent securities, such as securities convertible into common stock, stock futures contracts or stock index futures contracts. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies with market capitalizations similar to companies in the Russell 1000/(R) /Value Index (as of December 31, 2006, this range was between approximately $1.3 billion and $446.9 billion) at the time of purchase. Effective March 15, 2007, under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies with market capitalizations similar to companies in the Russell 1000 Index (as of December 31, 2006, this range was between approximately $1.2 billion and $446.9 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The Sub-Advisor, American Century, uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase the stocks of these undervalued companies and hold the stocks until they have returned to favor in the market and their price has increased to, or is higher than, a level American Century believes more accurately reflects the fair value of the company. American Century may sell stocks from the Fund's portfolio if it believes a stock no longer meets its valuation criteria. American Century does not attempt to time the market.


Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges. American Century also may consider whether the companies' securities have a favorable income-paying history and whether income payments are expected to continue or increase. Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks. American Century/ /has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.


When American Century believes it is prudent, the Fund may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities.


In the event of exceptional market or economic conditions, the Fund may as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities, or short-term debt securities. To the extent the Fund assumes a defensive position, it will not be pursuing its objective of capital growth.

Among the principal risks of investing in the Fund are:

  .Equity Securities
    Risk                  . Active Trading Risk   . Exchange Rate Risk
                          .Foreign Securities     .Market Segment (LargeCap)
  . Derivatives Risk        Risk                    Risk
  .U.S. Government                                .U.S. Government Securities
    Sponsored Securities  . Value Stock Risk        Risk
    Risk

American Century has been the Fund's Sub-Advisor since December 29, 2004.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2005"4.19

"2006" 19.90

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '06                                      7.47%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q1 '05
  -1.00%

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                       1 YEAR                                     LIFE OF FUND
 INSTITUTIONAL CLASS....................                        19.90                                        11.79
     AFTER TAXES ON DISTRIBUTIONS) /(2)/                        19.33                                        11.26
     (AFTER TAXES ON DISTRIBUTIONS AND
     SALE OF SHARES) /(2)/ .............                        13.57                                         9.97
 Russell 1000 Value Index /(3)/ ........                        22.25                                        14.40
 Morningstar Large Value Category
 Average ...............................                        18.18                                        11.86
 /(1) / Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2004).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                            INSTITUTIONAL
  FOR THE YEAR ENDED OCTOBER 31, 2006                           CLASS
 Management Fees..................                              0.85%
 Other Expenses /(1)............./..                            0.01
                                                                ----
                TOTAL ANNUAL FUND OPERATING EXPENSES
                                                                0.86%
 Expense Reimbursement /(2)....../..                            0.01
                                                                ----
                                        NET EXPENSES
                                                                0.85%
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)
  /Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest, (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/error and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 INSTITUTIONAL CLASS                                      $87   $273  $476  $1,060

PARTNERS MIDCAP VALUE FUND

SUB-ADVISOR(S): Neuberger Berman Management, Inc. ("Neuberger Berman") and
          Jacobs Levy Equity Management, Inc. ("Jacobs Levy")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Value Index (as of December 31, 2006, this range was between approximately $1.3 billion and $19.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well-known to the new and unseasoned. The Fund may invest up to 25% of its assets in securities of foreign companies.

Each of the Sub-Advisors selects stocks using a value oriented investment approach. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational, and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


Jacobs Levy selects stocks by using proprietary research that attempts to detect and take advantage of market inefficiencies. Its approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process it refers to as "disentangling." The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return.


Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


Principal determines the portion of the Fund's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks of investing in the Fund are:

                                                     .Market Segment (MidCap)
  . Equity Securities Risk   . Value Stock Risk        Risk
  . Small Company Risk       . MidCap Stock Risk     . Underlying Fund Risk
  .Initial Public
    Offerings Risk



Neuberger Berman has been the Fund's Sub-Advisor since December 6, 2000.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2001"-1.78

"2002"-9.91


"2003"35.96


"2004"22.56


"2005"10.86

"2006" 13.61

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '03                                    14.72%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -14.42%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            1 YEAR
 INSTITUTIONAL CLASS ................ .......                                                        13.61
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                11.67
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                10.26
 Russell Midcap Value Index/(3)/ ....................................................                20.22
 Morningstar Mid-Cap Value Category Average .........................................                15.89
 /(1)/// Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            5 YEARS
 INSTITUTIONAL CLASS ................ .......                                                        13.59
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                12.50
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                11.60
 Russell Midcap Value Index/(3)/ ....................................................                15.88
 Morningstar Mid-Cap Value Category Average .........................................                11.55
 /(1)/// Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                        LIFE OF FUND
 INSTITUTIONAL CLASS ................ .......                                                      11.88
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................              10.98
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................              10.18
 Russell Midcap Value Index/(3)/ ....................................................              13.51
 Morningstar Mid-Cap Value Category Average .........................................              11.11
 /(1)/// Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.

  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER         INSTITUTIONAL
  31, 2006                               CLASS
 Management Fees............             1.00%
 Other Expenses/(1)/ .......             0.01
                                         ----
           TOTAL ANNUAL FUND
          OPERATING EXPENSES             1.01%
 Expense Reimbursement/
 //(//2)/...................             0.01
                                         ----
                NET EXPENSES             1.00%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)
  /Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest, (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/error and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 INSTITUTIONAL CLASS                                      $102  $321  $557  $1,235

PARTNERS MIDCAP VALUE FUND I

SUB-ADVISOR(S): Goldman Sachs Asset Management, L.P. ("Goldman Sachs") and Los
          Angeles Capital Management and Equity Research, Inc. ("LA Capital")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
Under normal market circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of equity investments in mid-cap issuers with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Value Index (as of December 31, 2006, the range was between approximately $1.3 billion and $19.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Goldman Sachs selects stocks using a value oriented investment approach. Goldman Sachs evaluates securities using fundamental analysis and intends to purchase equity investments that are, in its view, underpriced relative to a combination of such company's long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting Goldman Sachs's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Fund may also purchase securities of companies that have experienced difficulties and that, in the opinion of Goldman Sachs, are available at attractive prices.

LA Capital employs a quantitative approach for selecting securities it believes are favored in the current market environment. The firm's proprietary Dynamic Alpha Model seeks to identify investor preferences for specific risk characteristics by analyzing valuation, income statement, balance sheet, industry and market-based factors. Expected returns are calculated for a universe of medium capitalization securities based on a security's exposure and the Model's expected return for each factor.


The portion of the Fund's assets managed by LA Capital are diversified across industries, common risk factors and companies. Through an optimization process, LA Capital seeks to control portfolio risks and implementation costs while striving to generate consistent results versus the Russell MidCap Value Index. Portfolio returns and risks are monitored daily by the investment team. Each month, the firm's Portfolio Review Committee formally reviews the portfolio for compliance with investment objectives and guidelines.


Principal determines the portion of the Fund's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks of investing in the Fund are:

  .Emerging Markets                                .Market Segment (MidCap)
    Risk                  . Derivatives Risk         Risk
  .Foreign Securities                              .Initial Public Offerings
    Risk                  . Value Stock Risk         Risk
  . Exchange Rate Risk    . MidCap Stock Risk      . Sector Risk
                          .Equity Securities
  . Small Company Risk      Risk                   . Underlying Fund Risk



Goldman Sachs has been the Fund's Sub-Advisor since December 29, 2003. LA Capital was added as an additional Sub-Advisor on October 3, 2005.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2004"25.69

"2005"12.5

"2006" 15.81

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '04                                    12.82%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '06                                     -1.41%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                  1 YEAR                           LIFE OF FUND
 INSTITUTIONAL CLASS .......................................              15.81                               17.80
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ...................              14.81                               16.56
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/               11.40                               15.04
 Russell Midcap Value Index/(3)/ ...........................              20.22                               18.77
 Morningstar Mid-Cap Value Category Average ................              15.89                               14.18
 /(1)/ Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2003).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 /(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER         INSTITUTIONAL
  31, 2006                               CLASS
 Management Fees............             1.00%
 Other Expenses/(1).........
 /..........................             0.01
                                         ----
           TOTAL ANNUAL FUND
          OPERATING EXPENSES             1.01%
 Expense Reimbursement/(2)..
 /..........................             0.01
                                         ----
                NET EXPENSES             1.00%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)
  /Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest, (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/error and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 INSTITUTIONAL CLASS                                      $102  $321  $557  $1,235

MIDCAP BLEND FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap/(R)/ Index (as of December 31, 2006, this range was between approximately $1.2 billion and $20.3 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


PGI believes that superior stock selection is the key to consistent out-performance. PGI seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research.


PGI focuses its stock selections on established companies that it believes have a sustainable competitive advantage. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

Among the principal risks of investing in the Fund are:

  .Equity Securities                                 .Market Segment (MidCap)
    Risk                  . Derivatives Risk           Risk
  .Foreign Securities
    Risk                  . Growth Stock Risk        . Value Stock Risk
                          .Initial Public
  . Exchange Rate Risk      Offerings Risk           . Active Trading Risk
  . MidCap Stock Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2001" -3.29

"2002"-8.47

"2003"32.67


"2004"17.65


"2005"9.31

"2006" 14.05

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.30%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                   -10.63%

  /(1)/

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            1 YEAR
 INSTITUTIONAL CLASS .........................                                                       14.05
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                12.23
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                11.20
 Russell Midcap Index/(3)............................................................
 /...................................................................................                15.26
 Morningstar Mid-Cap Blend Category Average .........................................                13.92
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            5 YEARS
 INSTITUTIONAL CLASS .........................                                                       12.24
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                11.34
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                10.55
 Russell Midcap Index/(3)............................................................                12.88
 /...................................................................................
 Morningstar Mid-Cap Blend Category Average .........................................                10.51
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                        LIFE OF FUND
 INSTITUTIONAL CLASS .........................                                                     10.14
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................               9.35
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................               8.70
 Russell Midcap Index/(3)............................................................               9.56
 /...................................................................................
 Morningstar Mid-Cap Blend Category Average .........................................               8.86
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                            INSTITUTIONAL
  FOR THE PERIOD ENDED OCTOBER 31, 2006                         CLASS
 Management Fees....................................            0.64%
 Other Expenses/(1) ................................
 / .................................................            0.01
                                                                ----
                TOTAL ANNUAL FUND OPERATING EXPENSES            0.65%
 Expense Reimbursement/(2) .........................
 /..................................................            0.01
                                                                ----
                                        NET EXPENSES            0.64%
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)
  /Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest, (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/error and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $65   $207  $361  $809

MIDCAP GROWTH FUND

SUB-ADVISOR(S): Columbus Circle Investors ("CCI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of medium capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2006, this range was between approximately $1.2 billion and $20.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.


Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI's team of investment professionals seeks to select companies that meet the criteria of positive momentum in a company's progress and positive surprise in reported results.

Among the principal risks of investing in the Fund are:

  .Equity Securities                                 .Market Segment (MidCap)
    Risk                  . Derivatives Risk           Risk
  .Foreign Securities
    Risk                  . Growth Stock Risk        . Active Trading Risk
                          .Initial Public
  . Exchange Rate Risk      Offerings Risk           . MidCap Stock Risk
  . Small Company Risk



CCI became the Fund's Sub-Advisor on January 5, 2005.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2001"  -24.80

"2002"-40.47

"2003"32.75


"2004"10.47


"2005"13.37

"2006" 2.24

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '01                                     35.67%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                   -36.43%

  /(1)/

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            1 YEAR
 INSTITUTIONAL CLASS .........................                                                        2.24
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                 2.24
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                 1.46
 Russell Midcap Growth Index/(3).....................................................
 /...................................................................................                10.66
 Morningstar Mid-Cap Growth Category Average ........................................                 9.01
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/I Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            5 YEARS
 INSTITUTIONAL CLASS .........................                                                       0.24
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                0.24
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                0.20
 Russell Midcap Growth Index/(3).....................................................                8.22
 /...................................................................................
 Morningstar Mid-Cap Growth Category Average ........................................                6.48
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/I Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                        LIFE OF FUND
 INSTITUTIONAL CLASS .........................                                                     -4.99
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................              -4.99
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................              -4.15
 Russell Midcap Growth Index/(3).....................................................               2.87
 /...................................................................................
 Morningstar Mid-Cap Growth Category Average ........................................               2.13
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/I Index performance does not reflect deductions for fees, expenses or taxes.

  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

/(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                            INSTITUTIONAL
  FOR THE PERIOD ENDED OCTOBER 31, 2006                         CLASS
 Management Fees....................................            0.65%
 Other Expenses/(1).................................
 /..................................................            0.06
                                                                ----
                TOTAL ANNUAL FUND OPERATING EXPENSES            0.71%
 Expense Reimbursement/(2)..........................
 /..................................................            0.06
                                                                ----
                                        NET EXPENSES            0.65%
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)
  /Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest, (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/error and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $66   $221  $389  $877

MIDCAP STOCK FUND

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Fund seeks to provide long-term capital appreciation.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth and the risk of investing in REIT and foreign securities.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the S&P MidCap 400 Index, which as of December 31, 2006 ranged between approximately $522 million and $10.6 billion at the time of purchase). Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund may invest up to 20% of its assets in real estate investment trust ("REIT") securities. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called ''junk bonds''). The Fund may also invest in money market instruments for temporary or defensive purposes.


The Fund may purchase or sell U.S. government securities and collateralized mortgage obligations on a ''when-issued'' or ''delayed-delivery'' basis in an aggregate of up to 20% of the market value of its total assets. The Fund may invest up to 25% of its assets in the securities of foreign issuers.


In selecting investments for the Fund, Edge looks for equity investments in companies that have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long run. In determining whether securities should be sold, Edge considers factors such as high valuations relative to other investment opportunities and deteriorating short- or long-term business fundamentals or future growth prospects. The Fund will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the S&P MidCap 400 Index.

Among the principal risks of investing in the Fund are:

                                                      .
                              .Foreign Securities       Market Segment (MidCap)
  . Equity Securities Risk      Risk                    Risk
                              .Real Estate
  . Small Company Risk          Securities Risk       . Derivatives Risk
                                                      .
                                                        Fixed-Income Securities
  . Underlying Fund Risk      . Exchange Rate Risk      Risk
                              .High Yield
  . MidCap Stock Risk           Securities Risk       . Prepayment Risk
  .U.S. Government
    Securities Risk

Edge has provided investment advice to the Fund since the Fund's inception.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR


"2001" 11.38
"2002" -10.07
"2003" 27.23
"2004" 14.24
"2005" 13.31
"2006" 16.98





LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                    14.01%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -13.46%

  /(1)/

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                             1 YEAR
 INSTITUTIONAL CLASS (BEFORE TAXES) ..................................................               16.98
     (AFTER TAXES ON DISTRIBUTIONS)/(2)...............................................
     /................................................................................               16.09
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)............................
     /................................................................................               12.25
 S&P MidCap 400 Index/(3).............................................................
 /....................................................................................               10.32
 Morningstar Mid-Cap Blend Category Average ..........................................               13.92
 ///(1)
  /The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on March 1, 2000.
 /(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 /(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                             5 YEARS
 INSTITUTIONAL CLASS (BEFORE TAXES) ..................................................                11.62
     (AFTER TAXES ON DISTRIBUTIONS)/(2)...............................................                11.01
     /................................................................................
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)............................                10.07
     /................................................................................
 S&P MidCap 400 Index/(3).............................................................                10.89
 /....................................................................................
 Morningstar Mid-Cap Blend Category Average ..........................................                10.51
 ///(1)
  /The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on March 1, 2000.
 /(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 /(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                         LIFE OF FUND
 INSTITUTIONAL CLASS (BEFORE TAXES) ..................................................              15.04
     (AFTER TAXES ON DISTRIBUTIONS)/(2)...............................................              14.32
     /................................................................................
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)............................              13.14
     /................................................................................
 S&P MidCap 400 Index/(3).............................................................               9.71
 /....................................................................................
 Morningstar Mid-Cap Blend Category Average ..........................................               8.78
 ///(1)
  /The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on March 1, 2000.
 /(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 /(3)/ Index performance does not reflect deductions for fees, expenses or taxes.

  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 /(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS.

                                           INSTITUTIONAL
  FOR THE PERIOD ENDED OCTOBER 31, 2006        CLASS
 Management Fees.........................      0.75%
 Other Expenses..........................      0.03
                                               ----
     TOTAL ANNUAL FUND OPERATING EXPENSES      0.78%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       1     3     5    10
 INSTITUTIONAL CLASS                                                                                $80   $249  $433  $966

MIDCAP S&P 400 INDEX FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") MidCap 400 Index. The Sub-Advisor, PGI, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P MidCap 400. The S&P MidCap 400 is an unmanaged index of 400 common stocks of medium sized U.S. (and some Canadian) companies. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2006, the market capitalization range of the Index was between approximately $522 million and $10.6 billion. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P MidCap
400. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgment. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P MidCap 400. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P MidCap 400 stocks. At times, the Fund's portfolio may be weighted differently from the S&P MidCap 400, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P MidCap 400 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.


PGI reserves the right to omit or remove any of the S&P MidCap 400 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund's assets.

Among the principal risks of investing in the Fund are:

  . Equity Securities Risk              . Market Segment (MidCap) Risk
  . MidCap Stock Risk                   . Derivatives Risk



NOTE: "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2001" -0.75

"2002"-15.26

"2003"35.15


"2004"16.18


"2005"12.22

"2006" 10.16

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                    17.77%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -16.70%

  /(1)/

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            1 YEAR
 INSTITUTIONAL CLASS .........................                                                       10.16
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                 9.32
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                 7.47
 S&P MidCap 400 Index/(3)/ ..........................................................                10.32
 Morningstar Mid-Cap Blend Category Average .........................................                13.92
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 /(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            5 YEARS
 INSTITUTIONAL CLASS .........................                                                       10.46
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                 9.85
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                 8.96
 S&P MidCap 400 Index/(3)/ ..........................................................                10.89
 Morningstar Mid-Cap Blend Category Average .........................................                10.51
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 /(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                        LIFE OF FUND
 INSTITUTIONAL CLASS .........................                                                      8.99
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................               8.37
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................               7.63
 S&P MidCap 400 Index/(3)/ ..........................................................               8.89
 Morningstar Mid-Cap Blend Category Average .........................................               8.86
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 /(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.

  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

  /(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSET

                                                            INSTITUTIONAL
  FOR THE PERIOD ENDED OCTOBER 31, 2006                         CLASS
 Management Fees....................................            0.15%
 Other Expenses/(1).................................
 /..................................................            0.02
                                                                ----
                TOTAL ANNUAL FUND OPERATING EXPENSES            0.17%
 Expense Reimbursement/(2)..........................
 /..................................................            0.02
                                                                ----
                                        NET EXPENSES            0.15%
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)
  /Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest, (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/error and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $15   $53   $94   $215

PARTNERS MIDCAP GROWTH FUND

SUB-ADVISOR(S): Turner Investment Partners, Inc. ("Turner")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2006 this range was between approximately $1.2 billion and $20.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

The Fund invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap Growth Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell Midcap Growth Index. The Fund may invest up to 25% of its assets in securities of foreign companies.


Turner selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Fund is fully invested.

Among the principal risks of investing in the Fund are:

  .Equity Securities                                 .Market Segment (MidCap)
    Risk                  . Derivatives Risk           Risk
  .Foreign Securities
    Risk                  . Growth Stock Risk        . Active Trading Risk
                          .Initial Public
  . Exchange Rate Risk      Offerings Risk           . MidCap Stock Risk
  . Small Company Risk    . Underlying Fund Risk

Turner has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2001" -27.52

"2002"-31.87

"2003"48.59


"2004"12.3


"2005"12.11

"2006" 6.43

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     24.96%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                   -31.34%

  /(1)/

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                             1 YEAR
 INSTITUTIONAL CLASS ............................                                                     6.43
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ .............................................                5.99
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ ..........................                4.80
 Russell Midcap Growth Index/(3)/ ....................................................               10.66
 Morningstar Mid-Cap Growth Category Average .........................................                9.01
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisor Preferred shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                             5 YEARS
 INSTITUTIONAL CLASS ............................                                                     6.29
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ .............................................                6.17
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ ..........................                5.44
 Russell Midcap Growth Index/(3)/ ....................................................                8.22
 Morningstar Mid-Cap Growth Category Average .........................................                6.48
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisor Preferred shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                          LIFE OF FUND
 INSTITUTIONAL CLASS ............................                                                    -1.03
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ .............................................               -1.12
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ ..........................               -0.87
 Russell Midcap Growth Index/(3)/ ....................................................                2.87
 Morningstar Mid-Cap Growth Category Average .........................................                2.13
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisor Preferred shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.

  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

/(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                            INSTITUTIONAL
  FOR THE PERIOD ENDED OCTOBER 31, 2006                         CLASS
 Management Fees....................................            1.00%
 Other Expenses/(1).................................
 /..................................................            0.01
                                                                ----
                TOTAL ANNUAL FUND OPERATING EXPENSES            1.01%
 Expense Reimbursement/(2)..........................
 /..................................................            0.01
                                                                ----
                                        NET EXPENSES            1.00%
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)
  /Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest, (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/error and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 INSTITUTIONAL CLASS                                      $102  $321  $557  $1,235

PARTNERS MIDCAP GROWTH FUND I

SUB-ADVISOR(S): Mellon Equity Associates, LLP ("Mellon Equity")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Growth Index (as of December 31, 2006, this range was between approximately $1.2 billion and $20.3 billion)) at the time of purchase. In the view of Mellon Equity, many medium-sized companies:
.. are in fast growing industries,
.. offer superior earnings growth potential, and .. are characterized by strong balance sheets and high returns on equity.
The Fund may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Mellon Equity uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy," "sell," or "hold." The decision to buy, sell or hold is made by Mellon Equity based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Equity manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

Among the principal risks of investing in the Fund are:

  .Equity Securities                               .Market Segment (MidCap)
    Risk                  . Derivatives Risk         Risk
  .Foreign Securities                              .Initial Public Offerings
    Risk                  . Growth Stock Risk        Risk
  . Exchange Rate Risk    . MidCap Stock Risk      . Emerging Market Risk

Effective December 31, 2004, the Fund's Sub-Advisor was changed from The Dreyfus Corporation to Mellon Equity Associates, LLP. Both Dreyfus and Mellon Equity are wholly-owned subsidiaries of Mellon Financial Corporation. This change will have no impact on either the investment philosophy currently used in the portfolio or the investment team responsible for day-to-day portfolio management.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2004"11.99

"2005"13.61

"2006" 9.25

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '04                                    12.89%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '06                                    -4.12%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                  1 YEAR                           LIFE OF FUND
 INSTITUTIONAL CLASS .................................                     9.25                               11.62
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ...................               6.63                               10.19
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/                7.98                                9.56
 Russell Midcap Growth Index/(3)/ ..........................              10.66                               12.73
 Morningstar Mid-Cap Growth Category Average ...............               9.01                               10.91
 /(1)/ Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2003).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 /(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                            INSTITUTIONAL
  FOR THE YEAR ENDED OCTOBER 31, 2006                           CLASS
 Management Fees....................................            1.00%
 Other Expenses/(1).................................
 /..................................................            0.01
                                                                ----
                TOTAL ANNUAL FUND OPERATING EXPENSES            1.01%
 Expense Reimbursement/(2)..........................
 /..................................................            0.01
                                                                ----
                                        NET EXPENSES            1.00%
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)
  /Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest, (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/error and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 INSTITUTIONAL CLASS                                      $102  $321  $557  $1,235

PARTNERS MIDCAP GROWTH FUND II

SUB-ADVISOR(S): Pyramis Global Advisors, LLC (formerly known as Fidelity
         Management & Research Co.) ("Pyramis")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Sub-Advisor, Pyramis, normally invests the Fund's assets primarily in common stocks. Pyramis normally invests at least 80% of the Fund's assets in securities of companies with medium market capitalizations (those with market capitalizations similar to the market capitalizations of companies in the Russell Midcap Growth Index and the Standard & Poor's MidCap 400 Index (S&P MidCap 400). A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of the companies in the Index changes with market conditions and the composition of the Index (as of December 31, 2006, this range was between approximately $1.2 billion and $20.3 billion for the Russell Midcap Growth Index and between approximately $522 million and $10.6 billion for the S&P MidCap 400).

Pyramis may also invest the Fund's assets in companies with smaller or larger market capitalizations. Pyramis invests the Fund's assets in companies it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price-to-earnings or price-to-book ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

Pyramis uses the Russell Midcap Growth Index as a guide in structuring the Fund and selecting its investments. Pyramis considers the Fund's security, industry, and market capitalization weightings relative to the Index.


Pyramis may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers. Pyramis relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity, and investment risk. In buying and selling securities for the Fund, Pyramis invests for the long term and selects those securities it believes offer strong opportunities for long-term growth of capital and are attractively valued.


In addition to the principal investment strategies discussed above, Pyramis may lend the Fund's securities to broker-dealers or other institutions to earn income for the Fund. Pyramis may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If Pyramis's strategies do not work as intended, the Fund may not achieve its objective.

Among the principal risks of investing in the Fund are:

                                                   .Market Segment (Mid Cap)
  . Growth Stock Risk     . Derivatives Risk         Risk
  .Foreign Securities                              .Initial Public Offerings
    Risk                  . Active Trading Risk      Risk
  . Exchange Rate Risk    . Mid Cap Stock Risk

Pyramis has been the Fund's Sub-Advisor since December 29, 2004.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2005"14.64


"2006" 8.24

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '06                                     10.87%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '06                                     -6.56%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                  1 YEAR                           LIFE OF FUND
 INSTITUTIONAL CLASS .................................                     8.24                               11.31
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ...................               5.32                                9.76
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/                6.05                                8.96
 Russell Midcap Growth Index/(3)............................
 /..........................................................              10.66                               11.38
 Morningstar Mid-Cap Growth Category Average ...............               9.01                                9.51
 ///(1)/// Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2004).
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 /(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                            INSTITUTIONAL
  FOR THE PERIOD ENDED OCTOBER 31, 2006                         CLASS
 Management Fees....................................            1.00%
 Other Expenses/(1).................................
 /..................................................            0.01
                                                                ----
                TOTAL ANNUAL FUND OPERATING EXPENSES            1.01%
 Expense Reimbursement/(2)..........................
 /..................................................            0.01
                                                                ----
                                        NET EXPENSES            1.00%
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)
  /Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest, (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/error and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 INSTITUTIONAL CLASS                                      $102  $321  $557  $1,235

PARTNERS SMALLCAP BLEND FUND

SUB-ADVISOR(S): Mellon Equity Associates, LLP ("Mellon Equity")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Standard and Poor's SmallCap 600 Index (as of December 31, 2006, this range was between approximately $65 million and $3.7 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting investments for the Fund, the Sub-Advisor, Mellon Equity, uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. A common definition of an undervalued stock is one selling at a low price relative to its profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.


Rather than using broad economic or market trends, stocks are selected on a company by company basis. To ensure ample diversification, the portfolio's assets are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives the Fund's performance.

Among the principal risks of investing in the Fund are:

  . Growth Stock Risk        . Active Trading Risk   . MidCap Stock Risk
                                                     .
  .                                                    Initial Public Offerings
    Foreign Securities Risk  . Value Stock Risk        Risk
  .Market Segment (Small     . Exchange Rate Risk    . Small Company Risk
    Cap and Mid Cap) Risk

Effective December 31, 2004, the Fund's Sub-Advisor was changed from The Dreyfus Corporation to Mellon Equity Associates, LLP. Both Dreyfus and Mellon Equity are wholly-owned subsidiaries of Mellon Financial Corporation. This change will have no impact on either the investment philosophy currently used in the portfolio or the investment team responsible for day-to-day portfolio management.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2003"44.41

"2004"22.46


"2005"3.81

"2006"  8.90

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    22.12%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '06                                     -5.01%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                  1 YEAR                           LIFE OF FUND
 INSTITUTIONAL CLASS .......................................               8.90                               18.92
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ...................               6.73                               17.07
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/                7.37                               15.73
 S&P SmallCap 600 Index/(3).................................
 /..........................................................              15.12                               20.53
 Morningstar Small Blend Category Average ..................              15.06                               20.36
 /(1)/ Lifetime results are measured from the date the Institutional Class shares were first sold (December 30, 2002).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 /(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER 31,         INSTITUTIONAL
  2006                                       CLASS
 Management Fees.................            1.00%
 Other Expenses/(1)..............
 /...............................            0.01
                                             ----
      TOTAL ANNUAL FUND OPERATING
                         EXPENSES            1.01%
 Expense Reimbursement/(2).......
 /...............................            0.01
                                             ----
                     NET EXPENSES            1.00%
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)
  /Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest, (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/error and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 INSTITUTIONAL CLASS                                      $102  $321  $557  $1,235

PARTNERS SMALLCAP GROWTH FUND I

SUB-ADVISOR(S): AllianceBernstein L.P. ("AllianceBernstein")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of: 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2006, the range was between approximately $39 million and $3.1 billion)) at the time of purchase. The Fund seeks to reduce risk by diversifying among many companies and industries. In addition, the Fund may invest up to 25% of its assets in securities of foreign companies. The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

The Sub-Advisor, AllianceBernstein, employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, it looks for fast-growing companies with above average sales growth and competitive returns on equity relative to their peers. In doing so, AllianceBernstein analyzes such factors as:
.. Earnings growth potential relative to competitors
.. Market share and competitive leadership of the company's products
.. Quality of management
.. Financial condition (such as debt to equity ratio)
.. Valuation in comparison to a stock's own historical norms and the stocks of other small-cap companies

AllianceBernstein follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

Among the principal risks of investing in the Fund are:

  .                                                 .Initial Public Offerings
    Equity Securities Risk  . Derivatives Risk        Risk
  .Foreign Securities
    Risk                    . Growth Stock Risk     . MidCap Stock Risk
  . Exchange Rate Risk      . Small Company Risk    . Underlying Fund Risk
  .Market Segment (Mid
    Cap and Small Cap)
    Risk

AllianceBernstein became Sub-Advisor to the Fund on March 29, 2003.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2001"-13.93

"2002"-40.51


"2003"47.36


"2004"14.61


"2005"5.56

"2006" 10.44

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                    27.26%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '01
  -26.55%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                             1 YEAR
 INSTITUTIONAL CLASS ........................                                                         10.44
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ............................................                 9.78
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ .........................                 7.67
 Russell 2000 Growth Index /(3)/ .....................................................                13.35
 Morningstar Small Growth Category Average ...........................................                10.50
 /(1)/ Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            5 YEARS
 INSTITUTIONAL CLASS ........................                                                         3.21
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ............................................                3.09
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ .........................                2.75
 Russell 2000 Growth Index /(3)/ .....................................................                6.93
 Morningstar Small Growth Category Average ...........................................                6.12
 /(1)/ Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                         LIFE OF FUND
 INSTITUTIONAL CLASS ........................                                                        0.79
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ............................................               0.69
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ .........................               0.68
 Russell 2000 Growth Index /(3)/ .....................................................               4.05
 Morningstar Small Growth Category Average ...........................................               3.61
 /(1)/ Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.

  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 /(1)/

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                            INSTITUTIONAL
  FOR THE YEAR ENDED OCTOBER 31, 2006                           CLASS
 Management Fees....................................            1.10%
 Other Expenses/(1).................................
 /..................................................            0.03
                                                                ----
                TOTAL ANNUAL FUND OPERATING EXPENSES            1.13%
 Expense Reimbursement/(2)..........................
 /..................................................            0.03
                                                                ----
                                        NET EXPENSES            1.10%
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)
  /Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest, (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/error and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
..

 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 INSTITUTIONAL CLASS                                      $112  $356  $619  $1,372

PARTNERS SMALLCAP GROWTH FUND II

SUB-ADVISOR(S): UBS Global Asset Management (Americas) Inc. ("UBS Global AM"),
          Emerald Advisers, Inc. ("Emerald"), and Essex Investment Management Company, LLC ("Essex")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2006, this range was between approximately $39 million and $3.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies. The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, and sales acceleration when selecting securities. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


UBS Global AM may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


Essex selects stocks of companies that are exhibiting accelerating growth in earnings and that Essex believes are undervalued relative to each company's future growth potential. Ordinarily, the Fund will invest in companies from all sectors of the market based on Essex's fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Fund will sell a stock if the earnings growth decelerates, or if the valuation is no longer attractive relative to Essex's long-term growth expectations.

Principal determines the portion of the Fund's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities                             .Initial Public Offerings
    Risk                  . Growth Stock Risk       Risk
  . Exchange Rate Risk    . Small Company Risk    . MidCap Stock Risk



UBS Global AM became the Fund's Sub-Advisor on April 22, 2002. Emerald was added as an additional Sub-Advisor on September 1, 2004. Essex was added as an additional Sub-Advisor on June 30, 2006.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2001"-20.45

"2002"-24.63


"2003"45.09


"2004"11.08


"2005"7.11

"2006" 8.97

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                    29.90%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '01
  -31.17%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                              1 YEAR
 INSTITUTIONAL CLASS .......................                                                           8.97
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .............................................                7.81
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(//2)/ ........................                7.43
 Russell 2000 Growth Index /(3)/ ......................................................               13.35
 Morningstar Small Growth Category Average ............................................               10.50
 ///(1)/// Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                             5 YEARS
 INSTITUTIONAL CLASS .......................                                                           7.23
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .............................................                6.72
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(//2)/ ........................                6.22
 Russell 2000 Growth Index /(3)/ ......................................................                6.93
 Morningstar Small Growth Category Average ............................................                6.12
 ///(1)/// Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                          LIFE OF FUND
 INSTITUTIONAL CLASS .......................                                                         -0.16
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .............................................              -0.55
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(//2)/ ........................              -0.16
 Russell 2000 Growth Index /(3)/ ......................................................               4.05
 Morningstar Small Growth Category Average ............................................               3.61
 ///(1)/// Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.

  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

/(1)/

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                            INSTITUTIONAL
  FOR THE YEAR ENDED OCTOBER 31, 2006                           CLASS
 Management Fees....................................            1.00%
 Other Expenses/(1).................................
 /..................................................            0.01
                                                                ----
                TOTAL ANNUAL FUND OPERATING EXPENSES            1.01%
 Expense Reimbursement/(2)..........................
 /..................................................            0.01
                                                                ----
                                        NET EXPENSES            1.00%
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)
  /Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest, (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/error and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 INSTITUTIONAL CLASS                                      $102  $321  $557  $1,235

PARTNERS SMALLCAP GROWTH FUND III

SUB-ADVISOR(S): Mazama Capital Management, Inc. ("Mazama") and Columbus Circle
         Investors ("CCI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations, the highest market capitalization of the companies in the Russell 2500 Growth Index (as of December 31, 2006, the range was between approximately $56 million and $7.4 billion), at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

Mazama, utilizes a fundamental, bottom-up approach to security selection. In selecting securities for the Fund, Mazama performs a detailed analysis of company financials using a proprietary Price/Performance Model. The Model focuses on two main valuation components: estimates of a company's return-on-equity versus the forward price-to-earnings ratio as a measure of a current value and on a company's earnings growth versus the forward price-to-earnings ratio. Mazama also conducts ongoing discussions with company executives and key employees as well as visits to evaluate company operations first hand. Though Mazama does not incorporate top-down analysis in its investment process, it does incorporate knowledge of broad economic themes and trends to provide a backdrop for its bottom-up research. After identifying interesting investment opportunities, Mazama looks at other top companies in that sector to evaluate the overall attractiveness of the specific company as well as other companies in that sector.


Mazama's determination to sell a security from the Fund's portfolio is based on either a deterioration in the company's fundamentals or by a reduction in ranking due to price appreciation which is then reflected in a lower Price/ Performance Model score.


The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.


Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI's team of investment professionals selects companies that meet the criteria of positive momentum in a company's progress and positive surprise in reported results.


Principal determines the portion of the Fund's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks of investing in the Fund are:

  . Growth Stock Risk       . MidCap Stock Risk     . Exchange Rate Risk
  .Foreign Securities                               .Initial Public Offerings
    Risk                    . Small Company Risk      Risk
  .Market Segment           .
    (SmallCap and MidCap)     Underlying Fund Risk
    Risk



Mazama has been the Fund's Sub-Advisor since June 1, 2004. CCI was added as an additional Sub-Advisor on December 15, 2006.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2005"12.68

"2006" 10.68

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '06                                     11.92%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '06                                    -11.11%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                   1 YEAR                          LIFE OF FUND
 INSTITUTIONAL CLASS .........................................             10.68                              12.30
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ .....................              7.51                              10.39
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ ..              7.39                               9.54
 Russell 2500 Growth Index/(3)/ ..............................             12.26                              12.30
 Morningstar Small Growth Category Average ...................             10.50                              10.61
 /(1)/ Lifetime results are measured from the date the Institutional Class shares were first sold (June 1, 2004).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 /(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER 31,
  2006
 Management Fees....................         1.10%
 Other Expenses/(1).................
 /..................................         0.01
                                             ----
         TOTAL ANNUAL FUND OPERATING
                            EXPENSES         1.11%
 Expense Reimbursement/(2)..........
 /..................................         0.01
                                             ----
                        NET EXPENSES         1.10%
 ///(1)
  /Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)
  /Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest, (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/error and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 INSTITUTIONAL CLASS                                      $112  $352  $611  $1,351

PARTNERS SMALLCAP VALUE FUND

SUB-ADVISOR(S): Ark Asset Management Co., Inc. ("Ark Asset") and Los Angeles
          Capital Management and Equity Research, Inc. ("LA Capital")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2006, this range was between approximately $39 million and $3.1 billion) or $2 billion, whichever is greater,) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign corporations. The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

Ark Asset purchases securities for the Fund that it considers to be attractive equity investments that are consistent with its investment philosophy of maintaining a diversified investment portfolio. Ark Asset seeks to minimize risk by generally allocating Fund assets among economic or industry sectors to within 5 percentage points of that economic sector's percentage weighting (on an absolute basis) of the Russell 2000 Index.


In selecting securities for the Fund, Ark Asset combines a systematic quantitative approach with traditional fundamental analysis. Ark Asset uses proprietary computer models that incorporate data from several sources to identify those companies whose securities present what it believes to be favorable investment opportunities relative to the securities of other companies. Ark Asset uses both a "Valuation Model" as well as an "Earnings Trend Model" in analyzing potential securities in which to invest. Ratings from both models are combined to develop an overall rating for each security under review. Stocks with the highest overall rating are considered for inclusion in the Fund's portfolio and undergo a thorough fundamental analysis. Ark Asset considers selling a stock in the Fund's portfolio if it becomes less attractive because of deteriorating current fundamentals or declining earnings expectations.


LA Capital employs a quantitative approach in selecting securities it believes are favored in the current market environment. The firm's proprietary Dynamic Alpha Model seeks to identify investor preferences for specific risk characteristics by analyzing valuation, income statement, balance sheet, industry and market-based factors. Expected returns are calculated for a universe of small capitalization securities based on a security's exposure, and the Model's expected return for each factor.


The portion of the Fund's assets managed by LA Capital are diversified across industries, common risk factors and companies. Through an optimization process, LA Capital seeks to control portfolio risks and implementation costs while striving to generate consistent results versus the Russell 2000 Value Index. Portfolio returns and risks are monitored daily by the investment team. Each month, the firm's Portfolio Review Committee formally reviews the portfolio for compliance with investment objectives and guidelines.

Principal determines the portion of the Fund's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risk                  . Value Stock Risk        Risk
                                                  .Initial Public Offerings
  . MidCap Stock Risk     . Small Company Risk      Risk



Ark Asset has been Sub-Advisor to the Fund since its inception on March 1, 2001. LA Capital was added as an additional Sub-Advisor on September 1, 2004.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2002"-10.16

"2003"37.88


"2004"17.92


"2005"7.69

"2006" 14.10

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    19.42%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -20.90%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            1 YEAR
 INSTITUTIONAL CLASS ................................................................               14.10
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ...........................................               11.08
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ ........................               13.07
 Russell 2000 Value Index /(3)/ .....................................................               23.48
 Morningstar Small Value Category Average ...........................................               16.27
 /(1)/ Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                           5 YEARS
 INSTITUTIONAL CLASS ................................................................               12.41
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ...........................................               11.51
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ ........................               10.81
 Russell 2000 Value Index /(3)/ .....................................................               15.38
 Morningstar Small Value Category Average ...........................................               13.85
 /(1)/ Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                        LIFE OF FUND
 INSTITUTIONAL CLASS ................................................................              13.29
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ...........................................              12.42
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ ........................              11.60
 Russell 2000 Value Index /(3)/ .....................................................              15.10
 Morningstar Small Value Category Average ...........................................              13.99
 /(1)/ Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.

  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 /(1)/

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                            INSTITUTIONAL
  FOR THE YEAR ENDED OCTOBER 31, 2006                           CLASS
 Management Fees....................................            1.00%
 Other Expenses/(1).................................
 /..................................................            0.02
                                                                ----
                TOTAL ANNUAL FUND OPERATING EXPENSES            1.02%
 Expense Reimbursement/(2)..........................
 /..................................................            0.02
                                                                ----
                                        NET EXPENSES            1.00%
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)
  /Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest, (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/error and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                             1     3     5      10
 INSTITUTIONAL CLASS                      $102  $323  $561  $1,246

PARTNERS SMALLCAP VALUE FUND I

SUB-ADVISOR(S): Mellon Equity Associates, LLP ("Mellon Equity") and J.P. Morgan
          Investment Management, Inc. ("Morgan")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in a diversified group of equity securities of U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000/(R)/ Value Index (as of December 31, 2006, this range was between approximately $39 million and $3.1 billion)) at the time of purchase. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Value securities generally have above average dividend yield and below average price to earnings (P/E) ratios. Up to 25 of the Fund's assets may be invested in foreign securities. The Fund may also purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.

Morgan uses quantitative and fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Fund relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable factor rankings. Such factors include various valuation and momentum measures. Morgan ranks these companies within economic sectors according to their relative attractiveness. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the portion of the Fund sub-advised by Morgan will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale.


The portion of the Fund managed by Morgan seeks to provide full exposure to the equity market by investing in derivative securities such as index futures that reduce the impact of cash positions on performance relative to the benchmark.


In selecting investments for the Fund, Mellon Equity uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. Undervalued stocks are those selling at a low price relative to their profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.


Rather than using broad economic or market trends, Mellon Equity selects stocks on a company-by-company basis. To ensure ample diversification, the portion of the Fund's assets managed by Mellon Equity are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives performance.


Since the Fund has a long-term investment perspective, Mellon Equity does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.

Principal determines the portion of the Fund's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities                             .Initial Public Offerings
    Risk                  . Value Stock Risk        Risk
  . Exchange Rate Risk    . Small Company Risk    . Sector Risk
                          .
  . MidCap Stock Risk       Underlying Fund Risk



Morgan has been the Fund's Sub-Advisor since December 30, 2002. Mellon Equity was added as an additional Sub-Advisor on August 8, 2005.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2003"50.27

"2004"23.18


"2005"6.49

"2006"18.38

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    23.26%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q1 '03
  -4.37%

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                1 YEAR                            LIFE OF FUND
 INSTITUTIONAL CLASS .....................................               18.38                               23.79
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ................               17.17                               22.27
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)
     /(2)/ ...............................................               13.15                               20.42
 Russell 2000 Value Index /(3)/ ..........................               23.48                               23.26
 Morningstar Small Value Category Average ................               16.27                               20.61
 /(1)/ Lifetime results are measured from the date the Institutional Class shares were first sold (December 30, 2002).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER 31,         INSTITUTIONAL
  2006                                       CLASS
 Management Fees.................            1.00%
 Other Expenses/(1)..............
 /...............................            0.02
                                             ----
      TOTAL ANNUAL FUND OPERATING
                         EXPENSES            1.02%
 Expense Reimbursement/(2).......
 /...............................            0.02
                                             ----
                     NET EXPENSES            1.00%
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//2//)
  /Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest, (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/error and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 INSTITUTIONAL CLASS                                      $102  $323  $561  $1,246

PARTNERS SMALLCAP VALUE FUND II

SUB-ADVISOR(S): Dimensional Fund Advisors ("Dimensional") and Vaughan Nelson
          Investment Management, LP ("Vaughan Nelson")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

MAIN STRATEGIES AND RISKS
As a non-fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of small market capitalization companies. Up to 25% of the Fund's assets may be invested in foreign securities.

Dimensional invests Fund assets primarily in a diversified group of equity securities of small U.S. companies which Dimensional believes to be value stocks at the time of purchase. As of the date of this Prospectus, Dimensional considers companies whose market capitalizations typically are in the lowest 10% of the domestic market universe of operating companies at the time of purchase to be small companies. Dimensional uses a disciplined approach to constructing the Fund's portfolio. Dimensional typically divides the universe into size and style categories and then analyzes the securities themselves to evaluate their fit in Dimensional's universe.


Dimensional considers a security to be a value stock primarily because the company's shares have a high book value in relation to their market value (a "book to market ratio"). In assessing value, Dimensional may consider additional factors such as price to cash flow or price-to-earnings ratios, as well as economic conditions and developments in the issuer's industry. The criteria Dimensional uses for assessing value are subject to change from time-to-time.


Dimensional uses a market capitalization weighted approach in determining individual security weights. Market capitalization weighting means each security is generally purchased based on the issuer's relative market capitalization. Market capitalization weighting will be adjusted by Dimensional for a variety of factors. Dimensional may consider such factors as free float, momentum, trading strategies, liquidity management and other factors determined to be appropriate by Dimensional given market conditions. Dimensional may exclude the stock of a company that meets applicable market capitalization criterion if adjustments will result in a deviation from traditional market capitalization weighting.


Vaughan Nelson considers U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2006, this range was between approximately $39 million and $3.1 billion)) at the time of purchase. Under normal market conditions, the portion of the Fund sub-advised by Vaughan Nelson invests at least 80% of its assets in equity securities of such companies.


Vaughan Nelson invests in small capitalization companies with a focus on absolute return using a bottom-up value oriented investment process. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies it selects will have these attributes:
^""companies earning a positive economic margin with stable-to-improving returns;
^""companies valued at a discount to their asset value; and ^""companies with an attractive dividend yield and minimal basis risk.

In selecting investments, Vaughan Nelson generally employs the following strategy:
^""value driven investment philosophy that selects stocks selling at attractive values based upon anticipated fundamentals of the business. Vaughan Nelson selects companies that it believes are out-of-favor or misunderstood.
^""Vaughan Nelson starts with an investment universe of 5,000 securities, then, using value-driven screens, creates a research universe of companies with market capitalizations of at least $100 million;
^""uses fundamental analysis to construct a portfolio of securities that Vaughan
  Nelson believes has an attractive return potential.

Vaughan Nelson will generally sell a stock when it reaches Vaughan Nelson's price target, when the issuer shows a deteriorating financial condition, or when it has repeated negative earnings surprises.


Principal determines the portion of the Fund's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks of investing in the Fund are:

  . Value Stock Risk        . MidCap Stock Risk     . Equity Securities Risk
  .Foreign Securities                               .Initial Public Offerings
    Risk                    . Small Company Risk      Risk
  .Market Segment
    (SmallCap and MidCap)   . Exchange Rate Risk
    Risk



Dimensional has been the Fund's Sub-Advisor since June 1, 2004. Vaughan Nelson was added as an additional Sub-Advisor as of October 3, 2005.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2005"7.7

"2006" 20.56



LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '06                                     13.94%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '06                                     -4.01%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                1 YEAR                            LIFE OF FUND
 INSTITUTIONAL CLASS .....................................               20.56                               17.74
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ................               17.55                               15.95
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)
     /(2)/ ...............................................               14.36                               14.47
 Russell 2000 Value Index /(3)/ ..........................               23.48                               18.20
 Morningstar Small Value Category Average ................               16.27                               15.20
 /(1)/ Lifetime results are measured from the date the Institutional Class shares were first sold (June 1, 2004).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 /(1)/

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                            INSTITUTIONAL
  FOR THE YEAR ENDED OCTOBER 31, 2006                           CLASS
 Management Fees....................................            1.00%
 Other Expenses/(1)/ ...............................            0.01
                                                                ----
                TOTAL ANNUAL FUND OPERATING EXPENSES            1.01%
 Expense Reimbursement/(2)/ ........................            0.01
                                                                ----
                                        NET EXPENSES            1.00%
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 INSTITUTIONAL CLASS                                      $102  $321  $557  $1,235

REAL ESTATE SECURITIES FUND

SUB-ADVISOR(S): Principal Real Estate Investors, LLC ("Principal - REI")

OBJECTIVE: The Fund seeks to generate a total return.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and can accept the potential for volatile fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Fund may invest in smaller capitalization companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.
In selecting securities for the Fund, the Sub-Advisor, Principal - REI, focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies. The Fund is "non-diversified," which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.

Among the principal risks of investing in the Fund are:

  .Equity Securities
    Risk                   . Derivatives Risk       . Small Company Risk
  .Foreign Securities                               .Real Estate Securities
    Risk                   . Exchange Rate Risk       Risk
  . Sector Risk            . Underlying Fund Risk   . Active Trading Risk
                           .Non-Diversification
  . Prepayment Risk          Risk

Principal-REI has been the Fund's Sub-Advisor since December 6, 2000.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

"2001" 8.52

"2002"7.86

"2003"38.38


"2004"34.11

"2005"15.6

"2006" 36.44


LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '04                                    17.53%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '04
  -7.28%

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            1 YEAR
 INSTITUTIONAL CLASS ................................................................                36.44
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                34.46
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                25.63
 MSCI US REIT Index /(3)/ ...........................................................                35.92
 Morningstar Specialty - Real Estate Category Average ...............................                33.61
 /(1)///
  Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class Shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            5 YEARS
 INSTITUTIONAL CLASS ................................................................                25.85
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                24.20
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                22.23
 MSCI US REIT Index /(3)/ ...........................................................                23.22
 Morningstar Specialty - Real Estate Category Average ...............................                22.98
 /(1)///
  Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class Shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                         LIFE OF FUND
 INSTITUTIONAL CLASS ................................................................               23.19
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................               21.50
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................               19.83
 MSCI US REIT Index /(3)/ ...........................................................               21.42
 Morningstar Specialty - Real Estate Category Average ...............................               20.90
 /(1)///
  Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class Shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.

  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                            INSTITUTIONAL
  FOR THE YEAR ENDED OCTOBER 31, 2006                           CLASS
 Management Fees....................................            0.84%
 Other Expenses /(1)/ ..............................            0.01
                                                                ----
                TOTAL ANNUAL FUND OPERATING EXPENSES            0.85%
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.




 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 INSTITUTIONAL CLASS                                      $87   $271  $471  $1,049

SMALLCAP BLEND FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000/(R)/ Index (as of December 31, 2006, this range was between approximately $39 million and $3.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


PGI may purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risks                 . Derivatives Risk        Risk
  .Foreign Securities
    Risk                  . Growth Stock Risk     . Value Stock Risk
                                                  .Initial Public Offerings
  . Exchange Rate Risk    . Active Trading Risk     Risk
  . Small Company Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

"2001" 7.47

"2002"-17.07

"2003"42.91


"2004"16.46


"2005"9.76

"2006" 14.24

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    19.83%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -16.14%

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            1 YEAR
 INSTITUTIONAL CLASS ..............................                                                  14.24
     (AFTER TAXES ON DISTRIBUTIONS)/ //(2)/ ..........................................               12.92
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ .........................               11.04
 Russell 2000 Index /(3)/ ............................................................               18.37
 Morningstar Small Blend Category Average ............................................               15.06
 /(1)///
  Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expense of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            5 YEARS
 INSTITUTIONAL CLASS ..............................                                                  11.59
     (AFTER TAXES ON DISTRIBUTIONS)/ //(2)/ ..........................................               10.92
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ .........................               10.05
 Russell 2000 Index /(3)/ ............................................................               11.39
 Morningstar Small Blend Category Average ............................................               11.72
 /(1)///
  Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expense of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                          LIFE OF FUND
 INSTITUTIONAL CLASS ..............................                                                  11.83
     (AFTER TAXES ON DISTRIBUTIONS)/ //(2)/ ..........................................               11.21
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ .........................               10.30
 Russell 2000 Index /(3)/ ............................................................                9.85
 Morningstar Small Blend Category Average ............................................               11.21
 /(1)///
  Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expense of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSE THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                            INSTITUTIONAL
   FOR THE YEAR ENDED OCTOBER 31, 2006                          CLASS
 Management Fees....................................            0.75%
 Other Expenses /(1)/ ..............................            0.01
                                                                ----
                TOTAL ANNUAL FUND OPERATING EXPENSES            0.76%
 Expense Reimbursement /(2)/ .......................            0.01
                                                                ----
                                        NET EXPENSES            0.75%
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $77   $242  $421  $941

SMALLCAP GROWTH FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Growth Index (as of December 31, 2006, the range was between approximately $39 million and $3.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Fund may invest in foreign securities, including securities of companies that are located or do business in emerging markets, and in initial public offerings.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities
    Risk                  . Growth Stock Risk     . Small Company Risk
                                                  .Initial Public Offerings
  . Exchange Rate Risk    . Active Trading Risk     Risk
  .                       .
    Underlying Fund Risk    Emerging Market Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

"2001" 1.52

"2002"-39.19

"2003"48.44


"2004"14.7


"2005"4.44

"2006" 11.59

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     33.67%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                   -33.10%

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                              1 YEAR
 INSTITUTIONAL CLASS ........................                                                         11.59
     (AFTER TAXES ON DISTRIBUTIONS) /(//2)/ ...........................................               10.89
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(//2)/ ........................                8.47
 Russell 2000 Growth Index /(3)/ ......................................................               13.35
 Morningstar Small Growth Category Average ............................................               10.50
 /(1)///
  Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                             5 YEARS
 INSTITUTIONAL CLASS ........................                                                          3.83
     (AFTER TAXES ON DISTRIBUTIONS) /(//2)/ ...........................................                3.33
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(//2)/ ........................                3.21
 Russell 2000 Growth Index /(3)/ ......................................................                6.93
 Morningstar Small Growth Category Average ............................................                6.12
 /(1)///
  Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                          LIFE OF FUND
 INSTITUTIONAL CLASS ........................                                                         2.67
     (AFTER TAXES ON DISTRIBUTIONS) /(//2)/ ...........................................               2.00
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(//2)/ ........................               2.05
 Russell 2000 Growth Index /(3)/ ......................................................               4.05
 Morningstar Small Growth Category Average ............................................               3.61
 /(1)///
  Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.

  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                            INSTITUTIONAL
  FOR THE YEAR ENDED OCTOBER 31, 2006                           CLASS
 Management Fees....................................            0.75%
 Other Expenses /(1)/ ..............................            0.01
                                                                ----
                TOTAL ANNUAL FUND OPERATING EXPENSES            0.76%
 Expense Reimbursement/ //(//2//)/ .................            0.01
                                                                ----
                                        NET EXPENSES            0.75%
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $77   $242  $421  $941

SMALLCAP S&P 600 INDEX FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") SmallCap 600 Index. The Sub-Advisor, PGI, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P SmallCap 600 Index. The S&P SmallCap 600 is an unmanaged index of 600 domestic stocks chosen for market size, liquidity and industry group representation. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2006, the market capitalization range of the Index was between approximately $65 million and $3.7 billion. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P SmallCap 600. It is unlikely that a perfect correlation of
1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgment. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P SmallCap 600. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P SmallCap 600 stocks. At times, the Fund's portfolio may be weighted differently from the S&P SmallCap 600, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P SmallCap 600 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.


PGI reserves the right to omit or remove any of the S&P SmallCap 600 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund's assets.

Among the principal risks of investing in the Fund are:

  .Equity Securities      .Market Segment
    Risk                    (SmallCap) Risk           . Derivatives Risk
  . Small Company Risk    . Underlying Fund Risk



NOTE: "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of
     The McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

PGI has been the Fund's Sub-Advisor since December 6, 2000.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

"2001" 6.40

"2002"-14.9

"2003"38.24


"2004"22.34


"2005"7.37

"2006" 14.97

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     20.55%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -18.65%

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            1 YEAR
 INSTITUTIONAL CLASS ................................................................
                                                                                                    14.97
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ...........................................               13.69
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ ........................               11.08
 S&P SmallCap 600 Index /(3)/ .......................................................               15.12
 Morningstar Small Blend Category Average ...........................................               15.06
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                           5 YEARS
 INSTITUTIONAL CLASS ................................................................               12.18

     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ...........................................               11.63
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ ........................               10.51
 S&P SmallCap 600 Index /(3)/ .......................................................               12.49
 Morningstar Small Blend Category Average ...........................................               11.72
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                        LIFE OF FUND
 INSTITUTIONAL CLASS ................................................................              12.29

     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ...........................................              11.70
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ ........................              10.61
 S&P SmallCap 600 Index /(3)/ .......................................................              11.48
 Morningstar Small Blend Category Average ...........................................              11.21
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.

  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                            INSTITUTIONAL
  FOR THE YEAR ENDED OCTOBER 31, 2006                           CLASS
 Management Fees....................................            0.15%
 Other Expenses /(1)/ ..............................            0.01
                                                                ----
                TOTAL ANNUAL FUND OPERATING EXPENSES            0.16%
 Expense Reimbursement /(1)/ .......................            0.01
                                                                ----
                                        NET EXPENSES            0.15%
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $15   $51   $89   $204

SMALLCAP VALUE FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2006, this range was between approximately $39 million and $3.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Fund may invest in initial public offerings.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities                             .Initial Public Offerings
    Risk                  . Value Stock Risk        Risk
  . Exchange Rate Risk    . Active Trading Risk   . Underlying Fund Risk
  . Small Company Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

"2001"  10.14

"2002"-2.63

"2003"43.64


"2004"19.96


"2005"9.2

"2006" 18.83

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    23.22%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -16.10%

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            1 YEAR
 INSTITUTIONAL CLASS .............. .................................................
                                                                                                    18.83
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ...........................................               17.37
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ ........................               12.92
 Russell 2000 Value Index /(3)/ ... .................................................               23.48
 Morningstar Small Value Category Average ...........................................               16.27
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class Shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                           5 YEARS
 INSTITUTIONAL CLASS .............. .................................................               16.84

     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ...........................................               15.34
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ ........................               14.07
 Russell 2000 Value Index /(3)/ ... .................................................               15.38
 Morningstar Small Value Category Average ...........................................               13.85
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class Shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                        LIFE OF FUND
 INSTITUTIONAL CLASS .............. .................................................              16.72

     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ...........................................              15.10
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ ........................              13.91
 Russell 2000 Value Index /(3)/ ... .................................................              15.15
 Morningstar Small Value Category Average ...........................................              14.18
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class Shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.

  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                            INSTITUTIONAL
  FOR THE YEAR ENDED OCTOBER 31, 2006                           CLASS
 Management Fees....................................            0.75%
 Other Expenses /(1)/ ..............................            0.01
                                                                ----
                TOTAL ANNUAL FUND OPERATING EXPENSES            0.76%
 Expense Reimbursement /(1)/ .......................            0.01
                                                                ----
                TOTAL ANNUAL FUND OPERATING EXPENSES            0.75%
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $77   $242  $421  $941

WEST COAST EQUITY FUND

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Fund seeks to provide long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth, as well as the risks of investing in below-investment grade bonds and REIT securities.

MAIN STRATEGIES AND RISKS
Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in the common stocks of small, medium, and large capitalization West Coast companies. The Sub-Advisor, Edge, defines West Coast companies to include those with: (i) principal executive offices located in the region, which includes Alaska, California, Oregon and Washington; (ii) over 50% of their work force employed in the region; or (iii) over 50% of their sales within the region. While no individual fund is intended as a complete investment program, this is particularly true of the West Coast Equity Fund which could be adversely impacted by economic trends within this four-state area.

The Fund may invest up to 20% of its assets in both REIT securities and below-investment-grade fixed-income securities (sometimes called "junk bonds"). The Fund may also invest up to 25% of its net assets in U.S. dollar denominated securities of foreign issuers.


In selecting investments for the Fund, Edge selects equity securities based upon rigorous fundamental analysis that assesses the quality of each company's business, earnings growth potential, and stock valuation. Edge seeks to invest in good businesses that are well-managed, hold competitive advantages and that generate high returns on invested capital. Also taken into consideration is the industry in which a company operates, its position in the marketplace and the barriers to entry to prevent further competition. Edge seeks to buy companies at attractive prices compared to their business value.

Among the principal risks of investing in the Fund are:

                                                      .
  . Equity Securities Risk   . Exchange Rate Risk       Foreign Securities Risk
  .Geographic                .Real Estate
    Concentration Risk         Securities Risk        . MidCap Stock Risk
  .High Yield Securities
    Risk                     . Small Company Risk     . Underlying Fund Risk
  . Prepayment Risk

Edge has provided investment advice to the Fund since the Fund's inception.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

"1997" 32.88
"1998" 22.98
"1999" 42.35
"2000" 6.99
"2001" 6.69
"2002" -22.19
"2003" 41.87
"2004" 13.63
"2005" 8.49
"2006" 12.17

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '98                                     45.26%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                   -25.10%

 AVERAGE ANNUAL TOTAL RETURNS (%)/(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                             1 YEAR
 INSTITUTIONAL CLASS (BEFORE TAXES) ..................................................               12.17
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ .............................................               11.69
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ ..........................                8.57
 Russell 3000 Index/(3)/ .............................................................               15.72
 Morningstar Mid-Cap Blend Category Average ..........................................               13.92
 /(1)/The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on November 24,1986.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 /(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                             5 YEARS
 INSTITUTIONAL CLASS (BEFORE TAXES) ..................................................                 8.83
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ .............................................                 8.57
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ ..........................                 7.66
 Russell 3000 Index/(3)/ .............................................................                 7.17
 Morningstar Mid-Cap Blend Category Average ..........................................                10.51
 /(1)/The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on November 24,1986.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 /(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                         10 YEARS
 INSTITUTIONAL CLASS (BEFORE TAXES) ..................................................             15.02
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ .............................................             13.52
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ ..........................             12.71
 Russell 3000 Index/(3)/ .............................................................              8.64
 Morningstar Mid-Cap Blend Category Average ..........................................             10.99
 /(1)/The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on November 24,1986.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 /(3)/ Index performance does not reflect deductions for fees, expenses or taxes.

  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (ESTIMATED).

  FOR THE YEAR ENDED OCTOBER 31,    INSTITUTIONAL
  2006                                  CLASS
 Management Fees..................      0.48%
 Other Expenses...................      0.05
                                        ----
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES      0.53%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       1     3     5    10
 INSTITUTIONAL CLASS                                                                                $54   $170  $296  $665

DIVERSIFIED INTERNATIONAL FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

MAIN STRATEGIES AND RISKS
The Fund invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Fund invests in securities of companies: with their principal place of business or principal office outside the U.S.; companies for which the principal securities trading market is outside the U.S.; and companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S. Primary consideration is given to securities of corporations of Western Europe, Canada, Australia, New Zealand, and the Pacific Islands. Changes in investments are made as prospects change for particular countries, industries or companies. The Fund may invest in smaller capitalization companies.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Fund intends to have at least 80% of its net assets (plus any borrowings for investment purposes) invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.


The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


In choosing investments for the fund, PGI pays particular attention to the long-term earnings prospects of the various companies under consideration. PGI then weighs those prospects relative to the price of the security.


The Fund may actively trade securities in an attempt to achieve its investment objective. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

Among the principal risks of investing in the Fund are:

  .Equity Securities
    Risk                   . Derivatives Risk        . Market Segment Risk
  .Foreign Securities
    Risk                   . Exchange Rate Risk      . Active Trading Risk
  . Small Company Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

"2001" -24.37

"2002"-16.38

"2003"33.98


"2004"20.23


"2005"23.73

"2006" 27.74

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '03                                    17.71%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -18.68%

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            1 YEAR
 INSTITUTIONAL CLASS .........................                                                       27.74
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                25.69
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                20.34
 Citigroup BMI Global ex-US Index/(3)................................................
 /...................................................................................                27.28
 Morningstar Foreign Large Blend Category Average ...................................                24.80
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            5 YEARS
 INSTITUTIONAL CLASS .........................                                                       16.32
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                15.55
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                14.19
 Citigroup BMI Global ex-US Index/(3)................................................                18.08
 /...................................................................................
 Morningstar Foreign Large Blend Category Average ...................................                13.19
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                        LIFE OF FUND
 INSTITUTIONAL CLASS .........................                                                      8.82
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................               8.18
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................               7.52
 Citigroup BMI Global ex-US Index/(3)................................................              10.90
 /...................................................................................
 Morningstar Foreign Large Blend Category Average ...................................               6.61
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                            INSTITUTIONAL
  FOR THE PERIOD ENDED OCTOBER 31, 2006                         CLASS
 Management Fees....................................            0.90%
 Other Expenses /(1)/ ..............................            0.06
                                                                ----
                TOTAL ANNUAL FUND OPERATING EXPENSES            0.96%
 Expense Reimbursement /(//2//)/ ...................            0.06
                                                                ----
                                        NET EXPENSES            0.90%
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 INSTITUTIONAL CLASS                                      $92   $299  $524  $1,172

INTERNATIONAL EMERGING MARKETS FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

MAIN STRATEGIES AND RISKS
The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. Under normal conditions, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) are invested in emerging market country equity securities. For this Fund, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. PGI focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Fund invests in securities of:
.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

The Fund may invest assets in smaller or mid capitalization companies. PGI defines a smaller capitalization company as having a market capitalization between approximately $39 million and $3.1 billion. PGI defines a mid capitalization company as having a market capitalization between approximately $1.2 billion and $20.3 billion.

The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may actively trade securities in an attempt to achieve its investment objective.

Among the principal risks of investing in the Fund are:

  .Equity Securities
    Risk                   . Derivatives Risk        . Small Company Risk
  .Foreign Securities
    Risk                   . Exchange Rate Risk      . Active Trading Risk
  .
    Market Segment (Small  . Emerging Market Risk    . Underlying Fund Risk
    and MidCap) Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

"2001"  -3.55

"2002"-6.82

"2003"56.95


"2004"25.91


"2005"35.87

"2006" 37.30

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     26.86%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -23.81%

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            1 YEAR
 INSTITUTIONAL CLASS ................................................................                37.30
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                34.84
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                25.31
 MSCI Emerging Markets Free Index - NDTR/(3)/ .......................................                32.17
 Morningstar Diversified Emerging Markets Category Average ..........................                32.36
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/I Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            5 YEARS
 INSTITUTIONAL CLASS ................................................................                27.99
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                26.51
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                24.36
 MSCI Emerging Markets Free Index - NDTR/(3)/ .......................................                26.59
 Morningstar Diversified Emerging Markets Category Average ..........................                25.98
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/I Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                        LIFE OF FUND
 INSTITUTIONAL CLASS ................................................................              21.61
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................              20.35
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................              18.72
 MSCI Emerging Markets Free Index - NDTR/(3)/ .......................................              21.11
 Morningstar Diversified Emerging Markets Category Average ..........................              20.58
 /(1)/Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred
  Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/I Index performance does not reflect deductions for fees, expenses or taxes.

  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

  FOR THE PERIOD ENDED OCTOBER 31,
  2006
 Management Fees....................         1.20%
 Other Expenses /(1)/ ..............         0.15
                                             ----
         TOTAL ANNUAL FUND OPERATING
                            EXPENSES         1.35%
 Expense Reimbursement /(2)/ .......         0.15
                                             ----
                        NET EXPENSES         1.20%
 ///(1)/
  Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

  a Percentage of Average Daily Net Assets

 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 INSTITUTIONAL CLASS                                      $122  $413  $725  $1,611

INTERNATIONAL GROWTH FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

MAIN STRATEGIES AND RISKS
The Fund invests in common stocks and other securities of companies domiciled in any of the nations of the world. The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. It purchases securities of:
.. companies with their principal place of business or principal offices outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made outside the U.S.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


Among the principal risks of investing in the Fund are:

  .Equity Securities
    Risk                   . Derivatives Risk        . Market Segment Risk
  .Foreign Securities
    Risk                   . Exchange Rate Risk      . Underlying Fund Risk
  . Small Company Risk     . Growth Stock Risk



PGI became the Sub-Advisor to the Fund on November 1, 2002.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2001"-21.06

"2002"-16.18


"2003"38.97


"2004"22.78


"2005"22.33

"2006" 24.35

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    18.41%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -21.38%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            1 YEAR
 INSTITUTIONAL CLASS ................ .......                                                        24.35
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                21.85
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                17.64
 CITI World Ex-US BMI Growth Index/(3)/ .............................................                23.69
 Morningstar Foreign Large Growth Category Average ..................................                23.78
 /(1)/ Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            5 YEARS
 INSTITUTIONAL CLASS ................ .......                                                        16.82
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                15.34
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                14.21
 CITI World Ex-US BMI Growth Index/(3)/ .............................................                14.72
 Morningstar Foreign Large Growth Category Average ..................................                12.54
 /(1)/ Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                        LIFE OF FUND
 INSTITUTIONAL CLASS ................ .......                                                       9.25
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................               8.03
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................               7.54
 CITI World Ex-US BMI Growth Index/(3)/ .............................................               6.78
 Morningstar Foreign Large Growth Category Average ..................................               5.70
 /(1)/ Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.

  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

/(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                            INSTITUTIONAL
  FOR THE PERIOD ENDED OCTOBER 31, 2006                         CLASS
 Management Fees....................................            0.99%
 Other Expenses /(1)/ ..............................            0.03
                                                                ----
                TOTAL ANNUAL FUND OPERATING EXPENSES            1.02%
 Expense Reimbursement /(2)/ .......................            0.03
                                                                ----
                                        NET EXPENSES            0.99%
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).






 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 INSTITUTIONAL CLASS                                      $101  $322  $560  $1,245

PARTNERS GLOBAL EQUITY FUND

SUB-ADVISOR(S): J.P. Morgan Investment Management, Inc. ("Morgan")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking growth of capital who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

MAIN STRATEGIES AND RISKS
The Fund invests, under normal circumstances, at least 80% of the value of its assets in equity securities. The Fund invests in a diversified portfolio of equity securities of companies located or operating in developed countries and emerging markets of the world. The equity securities will ordinarily be traded on a recognized foreign securities exchange or traded in a foreign over-the-counter market in the country where the issuer is principally based, but may also be traded in other countries including the United States.

The Sub-Advisor, Morgan, selects companies on the basis of fundamental, thematic and quantitative analysis. The analysis is performed by:
.. the locally based regional specialists who provide local market insights, including an assessment of:
  . Business characteristics: recurring demand for product and identifiable competitive advantage;
  . Financial characteristics: cash flow generation and improving returns on capital;
  . Management factors: focus on shareholder return and long-term strategic planning; and
  . Valuation: earnings and return based.
.. the global sector specialists who provide global industry insights and build upon the local market analysis by seeking to determine which are the best stock ideas in each industry globally; and
.. the portfolio construction team which captures the analysis done by the local and global teams and constructs a portfolio.

The Sub-Advisor may sell a stock for the following reasons:
.. the global sector specialist downgrades a company (e.g. relative outperformance leads to a less attractive valuation); or .. portfolio construction issues in terms of stock, sector or country weightings.

Among the principal risks of investing in the Fund are:

  . Small Company Risk       . Derivatives Risk       . Emerging Markets Risk
  .
    Foreign Securities Risk  . Exchange Rate Risk     . MidCap Stock Risk
  .Market Segment
    (SmallCap and MidCap)
    Risk



Morgan has been the Fund's Sub-Advisor since March 1, 2005.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2006" 16.37


LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '06                                      7.87%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '06                                     -1.63%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                           1 YEAR                     LIFE OF FUND
 INSTITUTIONAL CLASS ................ ................                             16.37                         14.33
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ..............................           15.79                         13.97
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ ...........           11.56                         12.31
 MSCI World Index - ND/(3)/ ............................................           20.07                         15.56
 Morningstar World Stock Category Average ..............................           19.52                         16.48
 ///(1)/ Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2005).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)
  /Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 /(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED               INSTITUTIONAL
  OCTOBER 31, 2006                       CLASS
 Management Fees............             0.95%
 Other Expenses /(1)/ ......             0.15
                                         ----
           TOTAL ANNUAL FUND
          OPERATING EXPENSES             1.10%
 Expense Reimbursement /(2)/             0.15
                                         ----
                NET EXPENSES             0.95%
 ///(1)/
  Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                        1     3     5      10
 INSTITUTIONAL CLASS                                                                 $97   $335  $592  $1,327

PARTNERS INTERNATIONAL FUND

SUB-ADVISOR(S): Pyramis Global Advisors, LLC (formerly known as Fidelity
          Management & Research Company) ("Pyramis")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

MAIN STRATEGIES AND RISKS
The Sub-Advisor, Pyramis, normally invests the Fund's assets primarily in non-U.S. securities. Pyramis normally invests the Fund's assets primarily in common stocks. Pyramis normally diversifies the Fund's investments across different countries and regions. In allocating the investments across countries and regions, Pyramis will consider the size of the market in each country and region relative to the size of the international market as a whole.

In buying and selling securities for the Fund, Pyramis relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Fund, Pyramis invests for the long term and selects those securities it believes offer strong opportunities for long-term growth of capital and are attractively valued.


Pyramis may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If Pyramis's strategies do not work as intended, the Fund may not achieve its objective.


Among the principal risks of investing in the Fund are:

  . Small Company Risk        . Derivatives Risk      . Underlying Fund Risk
  . Foreign Securities Risk   . Exchange Rate Risk    . Mid Cap Stock Risk
  .Market Segment (Small
    Cap and Mid Cap) Risk



Pyramis has been the Fund's Sub-Advisor since December 29, 2003.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2004"20.49

"2005"13.58

"2006" 26.56



LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '04                                     14.66%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '05
  -0.42%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                  1 YEAR                           LIFE OF FUND
 INSTITUTIONAL CLASS .......................................              26.56                               20.21
     (AFTER TAXES ON DISTRIBUTIONS)/(2)//...................
     /......................................................              25.03                               19.29
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/               18.68                               17.31
 MSCI EAFE (Europe, Australia, Far East) Index - ND /(3)....
 /..........................................................              26.34                               19.83
 Morningstar Foreign Large Blend Category Average ..........              24.80                               18.97
 /(1)/ Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2003).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 /(1)/

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                            INSTITUTIONAL
  FOR THE PERIOD ENDED OCTOBER 31, 2006                         CLASS
 Management Fees....................................            1.09%
 Other Expenses /(1)/ ..............................            0.04
                                                                ----
                TOTAL ANNUAL FUND OPERATING EXPENSES            1.13%
 Expense Reimbursement /(2)/ .......................            0.04
                                                                ----
                                        NET EXPENSES            1.09%
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).






 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 INSTITUTIONAL CLASS                                      $111  $355  $618  $1,371

PRINCIPAL LIFETIME FUNDS

Principal Investors Fund, Inc. offers Funds that are designed to meet the needs of an investor who wants an investment option that is suited to the investor's particular investment time horizon and who tends to be more accepting of risk in the early years of his or her time horizon and becomes more risk-averse as he or she nears the investment goal (for example, retirement or saving for college). Professional investment advisers manage the Funds to align, over time, underlying investments with the changing risk tolerance of the investor. These Funds are sometime referred as "target date funds." The target date Funds offered by the Fund are: Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, and Principal LifeTime Strategic Income (the "Principal LifeTime Funds").


OBJECTIVE: The investment objective of each of the Principal LifeTime 2010, 2020, 2030, 2040, and 2050 Funds is to seek a total return consisting of long-term growth of capital and current income.

          The investment objective of the Principal LifeTime Strategic Income Fund is to seek current income.


MAIN STRATEGIES AND RISKS
To pursue its goal, each Principal LifeTime Fund invests in other Principal Funds (the "underlying funds") that Principal and Principal Global Investors, LLC ("PGI"), the Fund's Sub-Advisor, consider appropriate based on the remaining time horizon of a particular Principal LifeTime Fund and the expected risk tolerance of those investors who have chosen that time horizon. The underlying funds provide each Fund with exposure to a broad range of asset classes, including domestic and foreign equity and fixed-income securities. In the case of Principal LifeTime Strategic Income Fund, most of the Fund's assets are invested in underlying funds which are intended primarily to give the Fund broad exposure to income-producing securities through their investments in fixed-income securities, "hybrid" securities - such as real estate securities and preferred securities, which may produce current income as well as capital gains - and dividend generating domestic and foreign stocks.

Both Principal and PGI provide investment advisory services to the Principal LifeTime Funds. Principal has hired PGI to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for each Principal LifeTime Fund. PGI is also responsible for employing an active rebalancing strategy which is designed to identify asset classes that appear attractive or unattractive over the short term.

After PGI sets the percentage of Fund assets to be allocated to a particular asset class, Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Shifts in asset class targets or underlying funds may occur in response to the normal evaluative processes of PGI and Principal, the shortening time horizon of a Fund or market forces or Fund circumstances which indicate that changes in allocations may be appropriate. Principal may, at any time, add, remove, or substitute underlying funds in which a Principal LifeTime Fund invests.

In selecting underlying funds and target weights, Principal considers, among other things, quantitative measures, such as past performance, expected levels of risk and returns, expense levels, diversification of existing funds, and style consistency. In addition, qualitative factors such as organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading, and compliance systems of the underlying fund's Sub-Advisor are also evaluated. There are no minimum or maximum percentages of assets that a Principal LifeTime Fund must invest in a specific asset class or underlying fund. Principal determines whether to use cash flows or asset transfers or both to achieve the target weights established from time to time for underlying funds. Principal monitors the performance of the Sub-Advisor of each underlying fund relative to that fund's appropriate benchmark and peer group.


Over time, PGI intends to gradually shift the asset allocation targets of each Principal LifeTime Fund (other than the Principal LifeTime Strategic Income
Fund) to accommodate investors progressing from asset accumulation years to income-generation years. It is expected that, within 10 to 15 years after its target year, a Principal LifeTime Fund's underlying fund allocation will match that of the Principal LifeTime Strategic Income Fund. At that time the Principal LifeTime Fund may be combined with the Principal LifeTime Strategic Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders.

There can be no assurance that any Principal LifeTime Fund will achieve its investment objective. The net asset value of each of the Principal LifeTime Fund's shares is affected by changes in the value of the securities it owns. The Fund's performance is directly related to the performance of the underlying funds. The ability of each Principal LifeTime Fund to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.


The broad diversification of each Principal LifeTime Fund is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of a Principal LifeTime Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Each Principal LifeTime Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them. The primary risks associated with investing in the underlying funds are identified in the summary of each underlying fund in this prospectus.


The greater the investment by each Principal LifeTime Fund in Funds that invest primarily in stocks, the greater the potential exposure to the following risks:

  .Equity Securities
    Risk                  . Growth Stock Risk         . Value Stock Risk
                          .Market Segment
  . Derivatives Risk        (LargeCap) Risk           . Exchange Rate Risk
  . Active Trading Risk   . Underlying Fund Risk



The greater the investment by each Principal LifeTime Fund in Funds that invest primarily in bonds or other forms of fixed-income securities, the greater the potential exposure to the following risks:

                          .
                            Municipal Securities
  . Fixed-Income Risk       Risk                  . Portfolio Duration Risk
  .U.S. Government        .High Yield             .U.S. Government Securities
    Sponsored Securities    Securities Risk         Risk
    Risk



The greater the investment by each Principal LifeTime Fund in Funds that invest in foreign investments, the greater the potential exposure to the following risks:

  .Foreign Securities
    Risk                   . Exchange Rate Risk      . Small Company Risk
  . Market Segment Risk    . Derivatives Risk



Each Principal LifeTime Fund is also subject to the following risks:



PAYMENT IN KIND LIQUIDITY RISK . Under certain circumstances, an underlying fund may determine to pay a redemption request by a Principal LifeTime Fund wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Principal LifeTime Funds may hold portfolio securities until Principal determines that it is appropriate to dispose of such securities.



CONFLICT OF INTEREST RISK . The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Principal LifeTime Funds serve in the same capacities for the underlying funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Principal LifeTime Funds and the underlying funds. Because Principal and its affiliated companies earn different fees from the underlying funds in which the Principal LifeTime Funds invest, there may be a conflict between the interests of the Principal LifeTime Funds and the economic interests of Principal and its affiliates.

PGI has provided investment advice to each Principal LifeTime Fund since its inception.

As of October 31, 2006, each Principal LifeTime Fund's assets were allocated among the underlying funds as identified in the table below.

                                                                                         PRINCIPAL
                                 PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL   LIFETIME
                                 LIFETIME   LIFETIME   LIFETIME   LIFETIME   LIFETIME    STRATEGIC
                                   2010       2020       2030       2040       2050       INCOME
        UNDERLYING FUND            FUND       FUND       FUND       FUND       FUND        FUND
 Bond & Mortgage Securities        31.96%     24.33%     17.17%     11.85%      6.65%      38.47%
 Disciplined LargeCap Blend        10.37      15.43      17.31      18.94      21.09        5.33
 Inflation Protection               0.82                                                    1.31
 International Emerging Markets     0.69       0.99       1.16       1.10       1.11
 International Growth               5.93       9.55      12.12      12.61      14.91        3.71
 Large Cap Growth                   4.13       5.63       6.78       8.05       8.72        2.33
 LargeCap Value                     3.03       4.15       5.12       6.13       6.37        1.73
 Partners International             1.36       1.54       1.82       2.10       2.23        0.62
 Partners LargeCap Blend I          0.97       1.67       1.68       1.84       2.01        0.60
 Partners LargeCap Growth I         1.17       1.22       1.64       2.15       2.15        0.56
 Partners LargeCap Growth II        2.77       3.84       4.62       5.54       5.81        1.43
 Partners LargeCap Value            4.90       6.44       7.82       9.14      10.26        2.75
 Partners LargeCap Value I          0.76       0.98       1.19       1.26       1.37
 Partners MidCap Growth                        0.42       0.63       0.70       0.86
 Partners MidCap Value I                       0.43       0.64       0.71       0.87
 Partners SmallCap Growth I                               0.45       0.71       0.88
 Partners SmallCap Growth III       0.52       1.62       1.97       2.44       2.89
 Partners SmallCap Value I                                0.45       0.71       0.98
 Preferred Securities               9.14       9.25       6.13       4.05       2.72       10.04
 Real Estate Securities             8.73       8.66       7.16       4.89       2.67        6.97
 SmallCap S&P 600 Index             3.61       2.24       2.15       2.62       2.52        2.14
 SmallCap Value                     0.56       1.61       1.99       2.46       2.93
 Ultra Short Bond                   8.58                                                   22.01
                          TOTAL   100.00%    100.00%    100.00%    100.00%    100.00%     100.00%



HISTORICAL PERFORMANCE
The following bar charts and tables show the historical investment performance of each Principal LifeTime Fund. The bar chart for each Fund shows how the Fund's total return has varied year-by-year, and the table for the Fund shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Fund. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Each Fund's investment return is net of the operating expenses of each of the underlying funds.

                          PRINCIPAL LIFETIME 2010 FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund's asset allocation will become more conservative over time.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2002"-4.45

"2003"18.79


"2004"11.76


"2005"5.57

"2006" 12.02

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     8.72%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -5.44%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            1 YEAR
 INSTITUTIONAL CLASS ........................                                                        12.02
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                10.80
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                 8.01
 S&P 500 Index/(3)...................................................................
 /...................................................................................                15.79
 Lehman Brothers Aggregate Bond Index/(3)............................................
 /...................................................................................                 4.33
 Morningstar Conservative Allocation Category Average ...............................                 8.17
 Morningstar Target-Date 2000-2014 Category Average/(//4//)/ ........................                 8.60
 /(1)/ Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            5 YEARS
 INSTITUTIONAL CLASS ........................                                                        8.45
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                7.61
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                6.87
 S&P 500 Index/(3)...................................................................                6.19
 /...................................................................................
 Lehman Brothers Aggregate Bond Index/(3)............................................                5.06
 /...................................................................................
 Morningstar Conservative Allocation Category Average ...............................                5.66
 Morningstar Target-Date 2000-2014 Category Average/(//4//)/ ........................                5.39
 /(1)/ Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                        LIFE OF FUND
 INSTITUTIONAL CLASS ........................                                                       7.38
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................               6.56
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................               5.93
 S&P 500 Index/(3)...................................................................               4.10
 /...................................................................................
 Lehman Brothers Aggregate Bond Index/(3)............................................               5.33
 /...................................................................................
 Morningstar Conservative Allocation Category Average ...............................               4.29
 Morningstar Target-Date 2000-2014 Category Average/(//4//)/ ........................               4.99
 /(1)/ Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle funds to their respective peers. The category formerly used is also shown.

  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 /(1)///

                          PRINCIPAL LIFETIME 2020 FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund's asset allocation will become more conservative over time.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2002"-7

"2003"21.58


"2004"12.32


"2005"7.66

"2006" 14.21

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    10.34%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -7.56%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            1 YEAR
 INSTITUTIONAL CLASS .........................                                                       14.21
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                13.06
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                 9.50
 S&P 500 Index/(3)...................................................................
 /...................................................................................                15.79
 Lehman Brothers Aggregate Bond Index/(3)............................................
 /...................................................................................                 4.33
 Morningstar Moderate Allocation Category Average                                                    11.26
 Morningstar Target-Date 2015-2029 Category Average/(//4//)/ ........................                12.41
 /(1)// /Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            5 YEARS
 INSTITUTIONAL CLASS .........................                                                       9.32
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                8.51
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                7.66
 S&P 500 Index/(3)...................................................................                6.19
 /...................................................................................
 Lehman Brothers Aggregate Bond Index/(3)............................................                5.06
 /...................................................................................
 Morningstar Moderate Allocation Category Average                                                    6.09
 Morningstar Target-Date 2015-2029 Category Average/(//4//)/ ........................                6.88
 /(1)// /Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                        LIFE OF FUND
 INSTITUTIONAL CLASS .........................                                                      8.06
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................               7.27
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................               6.57
 S&P 500 Index/(3)...................................................................               4.10
 /...................................................................................
 Lehman Brothers Aggregate Bond Index/(3)............................................               5.33
 /...................................................................................
 Morningstar Moderate Allocation Category Average                                                   4.88
 Morningstar Target-Date 2015-2029 Category Average/(//4//)/ ........................               5.67
 /(1)// /Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle funds to their respective peers. The category formerly used is also shown.

  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 /(1)/

                          PRINCIPAL LIFETIME 2030 FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund's asset allocation will become more conservative over time.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2002"-10.05

"2003"23.31


"2004"12.83


"2005"8.37

"2006" 15.31

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    11.44%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -9.97%

 AVERAGE ANNUAL TOTAL RETURNS (%)/(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            1 YEAR
 INSTITUTIONAL CLASS ........................                                                        15.31
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                14.23
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                10.25
 S&P 500 Index/(3)...................................................................
 /...................................................................................                15.79
 Lehman Brothers Aggregate Bond Index/(3)............................................
 /...................................................................................                 4.33
 Morningstar Moderate Allocation Category Average ...................................                11.26
 Morningstar Target-Date 2030+ Category Average/(//4//)/ ............................                14.40
 /(1)/ Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            5 YEARS
 INSTITUTIONAL CLASS ........................                                                        9.35
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                8.61
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                7.74
 S&P 500 Index/(3)...................................................................                6.19
 /...................................................................................
 Lehman Brothers Aggregate Bond Index/(3)............................................                5.06
 /...................................................................................
 Morningstar Moderate Allocation Category Average ...................................                6.09
 Morningstar Target-Date 2030+ Category Average/(//4//)/ ............................                7.60
 /(1)/ Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                        LIFE OF FUND
 INSTITUTIONAL CLASS ........................                                                       7.91
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................               7.18
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................               6.48
 S&P 500 Index/(3)...................................................................               4.10
 /...................................................................................
 Lehman Brothers Aggregate Bond Index/(3)............................................               5.33
 /...................................................................................
 Morningstar Moderate Allocation Category Average ...................................               4.88
 Morningstar Target-Date 2030+ Category Average/(//4//)/ ............................               5.84
 /(1)/ Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle funds to their respective peers. The category formerly used is also shown.

  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

                          PRINCIPAL LIFETIME 2040 FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund's asset allocation will become more conservative over time.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2002"-12.61

"2003"24.48


"2004"13


"2005"8.82

"2006" 15.61

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    12.49%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -12.08%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            1 YEAR
 INSTITUTIONAL CLASS ........................                                                        15.61
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                14.59
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                10.44
 S&P 500 Index/(3)...................................................................
 /...................................................................................                15.79
 Lehman Brothers Aggregate Bond Index/(3)............................................
 /...................................................................................                 4.33
 Morningstar Moderate Allocation Category Average                                                    11.26
 Morningstar Target-Date 2030+ Category Average/(//4//)/ ............................                14.40
 /(1)/// Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            5 YEARS
 INSTITUTIONAL CLASS ........................                                                        9.11
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                8.47
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                7.59
 S&P 500 Index/(3)...................................................................                6.19
 /...................................................................................
 Lehman Brothers Aggregate Bond Index/(3)............................................                5.06
 /...................................................................................
 Morningstar Moderate Allocation Category Average                                                    6.09
 Morningstar Target-Date 2030+ Category Average/(//4//)/ ............................                7.60
 /(1)/// Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                        LIFE OF FUND
 INSTITUTIONAL CLASS ........................                                                       8.06
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................               7.41
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................               6.66
 S&P 500 Index/(3)...................................................................               4.10
 /...................................................................................
 Lehman Brothers Aggregate Bond Index/(3)............................................               5.33
 /...................................................................................
 Morningstar Moderate Allocation Category Average                                                   4.88
 Morningstar Target-Date 2030+ Category Average/(//4//)/ ............................               5.84
 /(1)/// Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle funds to their respective peers. The category formerly used is also shown.

  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

   /(1)/

                          PRINCIPAL LIFETIME 2050 FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund's asset allocation will become more conservative over time.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2002"-15.72

"2003"26.44


"2004"13.29


"2005"9.34

"2006" 16.14

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    13.63%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -14.68%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            1 YEAR
 INSTITUTIONAL CLASS ........................                                                        16.14
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                15.19
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                10.83
 S&P 500 Index/(3)/ .................................................................                15.79
 Lehman Brothers Aggregate Bond Index/(3)/ ..........................................                 4.33
 Morningstar Large Blend Category Average ...........................................                14.12
 Morningstar Target-Date 2030+ Category Average/(//4//)/ ............................                14.40
 /(1)/ Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            5 YEARS
 INSTITUTIONAL CLASS ........................                                                        8.92
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                8.36
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                7.49
 S&P 500 Index/(3)/ .................................................................                6.19
 Lehman Brothers Aggregate Bond Index/(3)/ ..........................................                5.06
 Morningstar Large Blend Category Average ...........................................                5.92
 Morningstar Target-Date 2030+ Category Average/(//4//)/ ............................                7.60
 /(1)/ Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                        LIFE OF FUND
 INSTITUTIONAL CLASS ........................                                                       7.37
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................               6.80
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................               6.11
 S&P 500 Index/(3)/ .................................................................               4.10
 Lehman Brothers Aggregate Bond Index/(3)/ ..........................................               5.33
 Morningstar Large Blend Category Average ...........................................               4.10
 Morningstar Target-Date 2030+ Category Average/(//4//)/ ............................               5.84
 /(1)/ Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
 ///(2)
  /After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle funds to their respective peers. The category formerly used is also shown.

  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

 /(1)/

                    PRINCIPAL LIFETIME STRATEGIC INCOME FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in underlying fixed-income funds, but also invests in underlying equity and hybrid funds according to an asset allocation strategy designed for investors seeking current income from their investment.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2002"-1.69

"2003"15.29


"2004"11.06


"2005"4.12

"2006" 9.13

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     7.04%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -3.33%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            1 YEAR
 INSTITUTIONAL CLASS ........................                                                         9.13
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                 7.76
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                 6.08
 S&P 500 Index/(3)/ .................................................................                15.79
 Lehman Brothers Aggregate Bond Index/(3)/ ..........................................                 4.33
 Morningstar Conservative Allocation Category Average                                                 8.17
 Morningstar Target-Date 2000-2014 Category Average/(//4//)/ ........................                 8.60
 /(1)/ Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            5 YEARS
 INSTITUTIONAL CLASS ........................                                                        7.42
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................                6.47
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................                5.89
 S&P 500 Index/(3)/ .................................................................                6.19
 Lehman Brothers Aggregate Bond Index/(3)/ ..........................................                5.06
 Morningstar Conservative Allocation Category Average                                                5.66
 Morningstar Target-Date 2000-2014 Category Average/(//4//)/ ........................                5.39
 /(1)/ Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                        LIFE OF FUND
 INSTITUTIONAL CLASS ........................                                                       6.65
     (AFTER TAXES ON DISTRIBUTIONS)/(2)/ ............................................               5.72
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ .........................               5.22
 S&P 500 Index/(3)/ .................................................................               4.10
 Lehman Brothers Aggregate Bond Index/(3)/ ..........................................               5.33
 Morningstar Conservative Allocation Category Average                                               4.29
 Morningstar Target-Date 2000-2014 Category Average/(//4//)/ ........................               4.99
 /(1)/ Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle funds to their respective peers. The category formerly used is also shown.

  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

  /(1)/

FEES AND EXPENSES OF THE PRINCIPAL LIFETIME FUNDS
The following table shows the operating expenses (expressed as a percentage of average daily net assets) incurred by the Institutional Class shares of the Principal LifeTime Funds during the fiscal year ended October 31, 2006. The table also shows the estimated amount of expenses (expressed as a percentage of average daily net assets) indirectly incurred by the Principal LifeTime Funds through their investments in the underlying funds based on expenses of the underlying funds for the fiscal year ended October 31, 2006.
                         ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY
                                   NET ASSETS*

                                                     INSTITUTIONAL CLASS SHARES
 -----------------------------------------------------------------------------------------------------------------------------------

                                                             PRINCIPAL       PRINCIPAL       PRINCIPAL       PRINCIPAL
                                                              LIFETIME        LIFETIME        LIFETIME        LIFETIME
                                                                2010            2020            2030            2040
  FOR THE YEAR ENDED OCTOBER 31, 2006                           FUND            FUND            FUND            FUND
 Management Fees.........................................     0.1225%         0.1225%         0.1225%         0.1225%
 12b-1 Fees..............................................     0.0000          0.0000          0.0000          0.0000
 Other Expenses/(1)/ ....................................     0.0000          0.0000          0.0000          0.0100
                                                              ------          ------          ------          ------
                     TOTAL ANNUAL FUND OPERATING EXPENSES     0.1225%         0.1225%         0.1225%         0.1325%
 Fee Reduction and/or Expense Reimbursement at
 Principal LifeTime Fund level /(//2//)/ ................     0.0000          0.0000          0.0000          0.0100
                                                              ------          ------          ------          ------
                                             NET EXPENSES     0.1225%         0.1225%         0.1225%         0.1225%
 Acquired Fund ("Underlying Fund") Fees and Expenses          0.6200          0.6900          0.7000          0.7000
                                                              ------          ------          ------          ------
                     TOTAL ANNUAL FUND OPERATING EXPENSES     0.7425%         0.8125%         0.8225%         0.8225%
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
                                                     INSTITUTIONAL CLASS SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL
                                                             PRINCIPAL         LIFETIME
                                                              LIFETIME        STRATEGIC
                                                                2050            INCOME
  FOR THE YEAR ENDED OCTOBER 31, 2006                           FUND             FUND
 Management Fees.........................................     0.1225%          0.1225%
 12b-1 Fees..............................................     0.0000           0.0000
 Other Expenses/(1)/ ....................................     0.0100           0.0100
                                                              ------           ------
                     TOTAL ANNUAL FUND OPERATING EXPENSES     0.1325%          0.1325%
 Fee Reduction and/or Expense Reimbursement at
 Principal LifeTime Fund level /(//2//)/ ................     0.0100           0.0100
                                                              ------           ------
                                             NET EXPENSES     0.1225%          0.1225%
 Acquired Fund ("Underlying Fund") Fees and Expenses          0.7100           0.5700
                                                              ------           ------
                     TOTAL ANNUAL FUND OPERATING EXPENSES     0.8325%          0.6925%
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


EXAMPLE
The examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses, including the operating expenses of the underlying funds, remain the same. If the separate Fund expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:
:

                          INSTITUTIONAL CLASS SHARES
 ------------------------------------------------------------------------------
                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------
                                            1     3     5      10
 PRINCIPAL LIFETIME 2010
 FUND                                    $76   $237  $411  $  918
 PRINCIPAL LIFETIME 2020
 FUND                                     83    259   450   1,002
 PRINCIPAL LIFETIME 2030
 FUND                                     84    262   455   1,014
 PRINCIPAL LIFETIME 2040
 FUND                                     84    264   460   1,024
 PRINCIPAL LIFETIME 2050
 FUND                                     85    267   465   1,036
 PRINCIPAL LIFETIME
 STRATEGIC INCOME FUND                    70    223   389     870

STRATEGIC ASSET MANAGEMENT ("SAM") PORTFOLIOS
Principal Investors Fund provides a broad selection of investment choices, including asset allocation strategies available through the Flexible Income, Conservative Balanced, Balanced, Conservative Growth, and Strategic Growth Portfolios (each a "Portfolio," collectively the ''Portfolios''). The SAM Portfolios currently offer you the opportunity to pursue a variety of specially constructed asset allocation strategies. The Portfolios are designed for long-term investors seeking total return or long-term capital appreciation. The SAM Portfolios invest principally in Institutional Class shares of the Equity Funds and Fixed-Income Funds identified below and the Money Market Fund ("Underlying Funds"). The ''Equity Funds'' include the Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth, and Diversified International Funds. The ''Fixed-Income Funds'' include the Short-Term Income, Mortgage Securities, Income, and High Yield II Funds. Each of the SAM Portfolios may also invest in the Institutional Class shares of other equity funds or fixed-income funds of Principal Investors Fund, at the Sub-Advisor's discretion. Each of the Underlying Funds is a series of Principal Investors Fund. The Sub-Advisor for the Portfolios is Edge Asset Management, Inc. ("Edge").

MAIN STRATEGIES FOR THE PORTFOLIOS
In pursuing its investment objective, each Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the Underlying Funds described in this prospectus. The Portfolios may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each Portfolio will normally invest in the particular market segment represented by each Underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio's investments in those market segments and their corresponding Underlying Funds. Edge may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective, Edge's outlook for the economy and the financial markets, and the relative market valuations of the Underlying Funds.

In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest, without limit, directly in stock or bond index futures and options thereon and the following short-term instruments:
.. short-term securities issued by the U.S. government, its agencies, instrumentalities, authorities, or political subdivisions;
.. other short-term fixed-income securities rated A or higher by Moody's
  Investors Services, Inc. (''Moody's''), Fitch Ratings (''Fitch''), or Standard & Poor's (''S&P'') or, if unrated, of comparable quality in the opinion of Edge;
.. commercial paper, including master notes;
.. bank obligations, including negotiable certificates of deposit, time deposits, and bankers' acceptances; and
.. repurchase agreements.

At the time a Portfolio invests in any commercial paper, bank obligations, or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P or equivalent ratings by Fitch; if no such ratings are available, the investment must be of comparable quality in the opinion of Edge. In addition to purchasing shares of the Funds, a Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with Edge's current asset allocation strategy for the Portfolio. Specifically, each Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the Portfolio's total assets. A Portfolio may also use futures contracts and options for bona fide hedging purposes. Futures contracts and options may also be used to reallocate the Portfolio's assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index.

The principal investment strategies for each Portfolio are further described below in the description of each of the Portfolios, but there are some general principles Edge applies in making investment decisions. When making decisions about how to allocate a Portfolio's assets, Edge will generally consider, among other things, the following factors:

 Federal Reserve         Government budget       State and federal fiscal
 monetary policy         deficits                policies
 Consumer debt           Tax policy              Trade pacts
 Corporate profits       Demographic trends      Interest rate changes
 Governmental
 Elections               Mortgage demand         Business confidence
 Employment trends       Business spending       Geopolitical risks
                         Inflationary
 Consumer spending       pressures               Wage and payroll trends
 Currency flows          Housing trends          Investment flows
 Commodity prices        GDP growth              Import prices
                         Historical financial
 Yield spreads           market returns          Factory capacity utilization
                                                 Market capitalization relative
 Stock market volume     Inventories             values
 Capital goods
 expenditures            Investor psychology     Productivity growth
 Historical asset
 class returns           Technology trends       Asset class correlations
 Cyclical and secular    Risk/return
 economic trends         characteristics         Business activity
                                                 Performance attribution by
 Volatility analysis     Stock valuations        allocation and sector
 Consumer confidence



The discussion of each Portfolio's and Underlying Fund's principal investment strategies includes some of the principal risks of investing in such a portfolio or fund. You can find a more detailed description of these and other principal risks of an investment in each Portfolio or Underlying Fund under ''Certain Investment Strategies and Related Risks.''


MAIN RISKS
There can be no assurance that any Portfolio will achieve its investment objective. The net asset value of each Portfolio's shares is affected by changes in the value of the shares of the Underlying Funds it owns. Each Portfolio's investments are invested in the Underlying Funds and, as a result, the Portfolio's performance is directly related to their performance. A Portfolio's ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives.

Each Portfolio's broad diversification is designed to help cushion severe losses in any one investment sector and moderate the Portfolio's overall price swings. However, the Portfolio's share price will fluctuate as the prices of the Underlying Funds rise or fall with changing market conditions.


Each Portfolio is subject to the particular risks of the Underlying Funds in the proportions in which the Portfolio invests in them. The primary risks associated with investing in the Underlying Funds are identified in this prospectus in the section entitled "SAM PORTFOLIO UNDERLYING FUNDS."


The greater the investment by each Portfolio in Underlying Funds that invest primarily in stocks, the greater the potential exposure to the following risks:

  .Equity Securities
    Risk                  . Growth Stock Risk         . Value Stock Risk
                          .Market Segment
  . Derivatives Risk        (LargeCap) Risk           . Exchange Rate Risk
  . Active Trading Risk   . Underlying Fund Risk



The greater the investment by each Portfolio in Underlying Funds that invest primarily in bonds, or other forms of fixed-income securities, the greater the potential exposure to the following risks:

                           .
                             Municipal Securities
  . Fixed-Income Risk        Risk                  . Portfolio Duration Risk
  .U.S. Government                                 .
    Securities Risk        . Prepayment Risk         High Yield Securities Risk
  .U.S. Government         .Real Estate
    Sponsored Securities     Securities Risk       .Eurodollar and Yankee
    Risk                                             Obligations Risk

The greater the investment by each Portfolio in Underlying Funds that invest in foreign investments, the greater the exposure to the following risks:

  .Foreign Securities
    Risk                   . Exchange Rate Risk      . Small Company Risk
  . Market Segment Risk    . Derivatives Risk



Each Portfolio is also subject to the following risks:



PAYMENT IN KIND LIQUIDITY RISK . Under certain circumstances, an Underlying Fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until Edge determines that it is appropriate to dispose of such securities.



CONFLICT OF INTEREST RISK . The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Portfolios serve in the same capacities for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Portfolios and the Underlying Funds. Because Edge and its affiliated companies earn different fees from the Underlying Funds in which the Portfolios invest, there may be a conflict between the interests of the Portfolios and the economic interests of Edge and its affiliates.


Edge has provided investment advice to each SAM Portfolios since its inception.


As of October 31, 2006, the Portfolios' assets were allocated among the Underlying Funds as follows:

                                  FLEXIBLE           CONSERVATIVE                             CONSERVATIVE           STRATEGIC
                                   INCOME              BALANCED            BALANCED              GROWTH               GROWTH
 UNDERLYING FUND /(1)/            PORTFOLIO           PORTFOLIO            PORTFOLIO           PORTFOLIO             PORTFOLIO
  REIT Fund                          1.07%               2.19%                3.27%               4.33%                 4.33%
  Equity Income Fund                 4.59                9.15                12.18               16.13                 17.09
  Growth & Income Fund               6.16                8.10                12.12               16.04                 17.03
  West Coast Equity Fund             1.32                4.00                 6.01                7.84                  8.88
  MidCap Stock Fund                  2.88                3.43                 5.10                6.57                  8.04
  Growth Fund                        7.35                9.93                15.87               19.66                 23.02
  SmallCap Value Fund                1.13                1.23                 2.05                2.82                  3.03
  SmallCap Growth Fund               1.08                1.13                 1.87                2.61                  2.81
  International Growth Fund                              5.40                 8.25               10.21                 11.70
  Short Term Income Fund            11.72                5.56                 0.94
  U.S. Government Securities
  Fund                              31.06               26.06                17.04                7.30
  Income Fund                       24.76               17.72                10.26                3.88
  High Yield Fund                    6.56                5.75                 4.55                2.52                  4.03
  Other Assets                       0.32                0.35                 0.49                0.09                  0.04
                       TOTAL       100.00%             100.00%              100.00%             100.00%               100.00%
 ///(1)/
  As of October 31, 2006, each of the Underlying Funds was a series of WM Group of Funds ("WMA"). Each of those WMA Underlying
  Funds has been combined into a series of Principal Investors Fund ("PIF") as follows:

         WMA ACQUIRED FUNDS                 PIF ACQUIRING FUNDS
   Equity Income Fund                 Equity Income Fund I
   Growth Fund                        LargeCap Growth Fund
   Growth & Income Fund               Disciplined  LargeCap Blend Fund
   High Yield Fund                   High Yield Fund II
   Income Fund                        Income Fund
   International Growth Fund          Diversified International Fund
   Mid Cap Stock Fund                 MidCap Stock Fund
   Money Market Fund                 Money Market Fund
   REIT Fund                          Real Estate Securities Fund
   Short-Term Income Fund             Short-Term Income Fund
   Small Cap Growth Fund              SmallCap Growth Fund
   Small Cap Value Fund               SmallCap Value Fund
   U.S. Government Securities Fund    Mortgage Securities Fund
   West Coast Equity Fund             West Coast Equity Fund

OTHER COMMON RISKS . Each of the Portfolios may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options. Therefore, the Portfolios are subject to the risks associated with such investments including:

  .Fixed-Income            .U.S. Government
    Securities Risk          Securities Risk           . Derivatives Risk



HISTORICAL PERFORMANCE
A bar chart and table showing the historical investment performance of each SAM Portfolio are provided with the description of each Portfolio. The bar chart for each Portfolio shows how the Portfolio's total return has varied year-by-year, and the table for the Portfolio shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Portfolio. A Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. Each Portfolio's investment return is net of the operating expenses of each of the Underlying Funds.

                           FLEXIBLE INCOME PORTFOLIO


OBJECTIVE . The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). In general, relative to the other Portfolios, the Flexible Income Portfolio should offer you the potential for a high level of income and a low level of capital growth, while exposing you to a low level of principal risk.



PRINCIPAL INVESTMENT STRATEGIES . All of the Portfolios allocate their assets among certain of the Funds in pursuing their objectives. The Flexible Income Portfolio generally invests no more than 30% of its net assets in the Equity Funds.


The Portfolio may invest up to 40% of its assets in each of the Short Term Income, Mortgage Securities, Income, High Yield II, and Money Market Funds. Subject to the limits in the prior paragraph, the Portfolio may also invest up to 30% of its assets in each of the Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, and SmallCap Growth Funds.


The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

"1997"10.19

"1998"9.23


"1999"8.58


"2000"5.11


"2001"4.35


"2002"1.04


"2003"12.08


"2004"5.73


"2005"2.66

"2006" 6.70

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                      6.13%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                     -2.01%

 AVERAGE ANNUAL TOTAL RETURNS (%)/(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                  1 YEAR                       5 YEARS                     10 YEARS
 INSTITUTIONAL CLASS (BEFORE TAXES) ..........              6.70                         5.57                        6.52
     (AFTER TAXES ON DISTRIBUTIONS)/ //(2)/ ..              5.32                         4.25                        4.58
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/............................              4.43                         4.00                        4.44
 Lehman Brothers Aggregate Bond Index
 /(//3//)/ ...................................              4.33                         5.06                        6.24
 S&P 500 Index /(//3//)/ .....................             15.79                         6.19                        8.42
 20% S&P 500 Index and 80% Lehman Brothers
 Aggregate Bond Index /(//3//)/ ..............              6.62                         5.44                        6.89
 Morningstar Conservative Allocation Category
 Average .....................................              8.17                         5.66                        5.91
 ///(1)/
  The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The
  Portfolio's performance between 1996 and 1999 benefited from the agreement of the Portfolio's previous adviser and its affiliates to limit the Portfolio's expenses.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3//)/ Index performance does not reflect deductions for fees, expenses or taxes.

  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".


                        CONSERVATIVE BALANCED PORTFOLIO


OBJECTIVE . The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio should offer you the potential for a medium to high level of income and a medium to low level of capital growth, while exposing you to a medium to low level of principal risk.



PRINCIPAL INVESTMENT STRATEGIES . All of the Portfolios allocate their assets among certain of the Funds in pursuing their objectives. The Conservative Balanced Portfolio invests between 40% and 80% of its net assets in a combination of the Fixed-Income Funds and the Money Market Fund and between 20% and 60% of its net assets in the Equity Funds.


Subject to the limits in the prior paragraph, the Portfolio may invest up to 40% of its assets in each of the Short Term Income, Mortgage Securities, Income, High Yield II, and Money Market Funds. Subject to the limits in the prior paragraph, the Portfolio may also invest up to 30% of its assets in each of the Real Estate Securities, Equity Income I, Diversified LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth, and Diversified International Funds.


The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.


The Portfolio shares the principal risks of each Fund in which it invests as well as the risks associated with direct investments in the instruments listed in the foregoing paragraph, including derivatives risk and portfolio risk.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

"1997"8.26

"1998"5.29


"1999"1.98


"2000"4.01


"2001"2.21


"2002"-2.98


"2003"15.98


"2004"7.38


"2005"3.80

"2006"  8.66

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                      8.00%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                     -4.84%

 AVERAGE ANNUAL TOTAL RETURNS (%)/(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                 1 YEAR                        5 YEARS                     10 YEARS
 INSTITUTIONAL CLASS (BEFORE TAXES) ........              8.66                          6.39                         5.35
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ..              7.54                          5.35                         3.70
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES) /(2)/ ......................              5.85                          4.91                         3.56
 Lehman Brothers Aggregate Bond Index
 /(//3//)/ .................................              4.33                          5.06                         6.24
 S&P 500 Index /(//3//)/ ...................             15.79                          6.19                         8.42
 40% S&P 500 Index and 60% Lehman Brothers
 Aggregate Bond Index/(//3//)/ .............              8.91                          5.75                         7.45
 Morningstar Conservative Allocation
 Category Average...........................              8.17                          5.66                         5.91
 ///(1)/
  The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The
  Portfolio's performance between 1996 and 1999 benefited from the agreement of the Portfolio's previous adviser and its affiliates to limit the Portfolio's expenses.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.

  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".


                               BALANCED PORTFOLIO


OBJECTIVE . The Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio should offer you the potential for a medium level of income and a medium level of capital growth, while exposing you to a medium level of principal risk.



PRINCIPAL INVESTMENT STRATEGIES . All of the Portfolios allocate their investments among certain of the Funds in pursuing their objectives. The Balanced Portfolio invests at least 30% and no more than 70% of its net assets in the Equity Funds and at least 30% and no more than 70% of its net assets in the Fixed-Income Funds.


Subject to the limits in the prior paragraph, the Portfolio may invest up to 40% of its assets in each of the Short Term Income, Mortgage Securities, Income, High Yield II, and Money Market Funds. Subject to the limits in the prior paragraph, the Portfolio may also invest up to 30% of its assets in each of the Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth, and Diversified International Funds.

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.


The Portfolio shares the principal risks of each Fund in which it invests as well as the risks associated with direct investments in the instruments listed in the foregoing paragraph, including derivatives risk and portfolio risk.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

"1997"10.29

"1998"16.13


"1999"26.97


"2000"0.20


"2001"-0.50


"2002"-9.41


"2003"21.34


"2004"9.23


"2005"5.21

"2006" 10.36

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '99                                     15.44%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                     -8.79%

 AVERAGE ANNUAL TOTAL RETURNS (%)/(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                  1 YEAR                       5 YEARS                     10 YEARS
 INSTITUTIONAL CLASS (BEFORE TAXES) . ........
                                                           10.36                         6.87                        8.50
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ....              9.67                         6.21                        6.95
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)/(2)/.............................              7.01                         5.57                        6.51
 Lehman Brothers Aggregate Bond Index
 /(//3//)/ ...................................              4.33                         5.06                        6.24
 S&P 500 Index /(//3//)/ .....................             15.79                         6.19                        8.42
 60% S&P 500 Index and 40% Lehman Brothers
 Aggregate Bond Index /(//3//)/ ..............             11.20                         5.98                        7.88
 Morningstar Moderate Allocation Category
 Average .....................................             11.26                         6.09                        7.12
 ///(1)/
  The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The
  Portfolio's performance between 1996 and 1999 benefited from the agreement of the Portfolio's previous adviser and its affiliates to limit the Portfolio's expenses.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.

  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

                         CONSERVATIVE GROWTH PORTFOLIO


OBJECTIVE . The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio should offer you the potential for a low to medium level of income and a medium to high level of capital growth, while exposing you to a medium to high level of principal risk.


PRINCIPAL INVESTMENT STRATEGIES . All of the Portfolios allocate their assets among certain of the Funds in pursuing their objectives. The Conservative Growth Portfolio generally invests at least 60% of its net assets in the Equity Funds.

The Portfolio may invest up to 30% of its assets in each of the Short Term Income, Mortgage Securities, Income, High Yield II, and Money Market Funds. Subject to the limits of the prior paragraph, the Portfolio may also invest up to 40% of its assets in each of the Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth, and Diversified International Funds.


The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.


The Portfolio shares the principal risks of each Fund in which it invests as well as the risks associated with direct investments in the instruments listed in the foregoing paragraph, including derivatives risk and portfolio risk.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

"1997"8.68

"1998"18.82


"1999"40.28


"2000"-2.96


"2001"-4.2


"2002"-15.7


"2003"26.97


"2004"10.88


"2005"6.24

"2006" 11.89

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '99                                           22.16%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q3 '02 AND Q3 '01                            -12.69%

 AVERAGE ANNUAL TOTAL RETURNS (%)/(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                  1 YEAR                       5 YEARS                     10 YEARS
 INSTITUTIONAL CLASS (BEFORE TAXES) ..........             11.89                         7.12                        9.04
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ....             11.67                         6.83                        7.87
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/............................              8.00                         6.04                        7.28
 Lehman Brothers Aggregate Bond Index
 /(//3//)/ ...................................              4.33                         5.06                        6.24
 S&P 500 Index /(//3//)/ .....................             15.79                         6.19                        8.42
 80% S&P 500 Index and 20% Lehman Brothers
 Aggregate Bond Index /(//3//)/ ..............             13.50                         6.12                        8.21
 Morningstar Moderate Allocation Category
 Average .....................................             11.26                         6.09                        7.12
 ///(1)/
  The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The
  Portfolio's performance between 1996 and 1999 benefited from the agreement of the Portfolio's previous adviser and its affiliates to limit the Portfolio's expenses.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(4)/ Index performance does not reflect deductions for fees, expenses or taxes.

  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".


                           STRATEGIC GROWTH PORTFOLIO


OBJECTIVE . The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio should offer you the potential for a high level of capital growth, and a corresponding level of principal risk.


PRINCIPAL INVESTMENT STRATEGIES . All of the Portfolios allocate their assets among certain of the Funds in pursuing their objectives. The Strategic Growth Portfolio generally invests at least 75% of its net assets in the Equity Funds.

The Portfolio may invest up to 25% of its assets in each of the Short Term Income, High Yield II, and Money Market Funds. Subject to the limits in the prior paragraph, the Portfolio may also invest up to 50% of its assets in each of the Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth, and Diversified International Funds.


The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.


The Portfolio shares the principal risks of each Fund in which it invests as well as the risks associated with direct investments in the instruments listed in the foregoing paragraph, including derivatives risk and portfolio risk.

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(//1//)/

"1997"12.38

"1998"22.63


"1999"44.48


"2000"-4.43


"2001"-6.69


"2002"-20.84


"2003"31.27


"2004"11.92


"2005"6.98

"2006" 12.75

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '99                                     25.23%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                    -16.73%

 AVERAGE ANNUAL TOTAL RETURNS (%)/(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            1 YEAR
 INSTITUTIONAL CLASS (BEFORE TAXES) ..................................................               12.75
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ............................................               12.55
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ .........................                8.55
 Lehman Brothers Aggregate Bond Index /(//3//)/ ......................................                4.33
 S&P 500 Index /(//3//)/ .............................................................               15.79
 Russell 3000 Index /(//3//)/ ........................................................               15.72
 Morningstar Large Blend Category Average ............................................               14.12
 ///(1)/
  The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The
  Portfolio's performance between 1996 and 1999 benefited from the agreement of the Portfolio's previous adviser and its affiliates to limit the Portfolio's expenses.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                            5 YEARS
 INSTITUTIONAL CLASS (BEFORE TAXES) ..................................................                7.00
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ............................................                6.91
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ .........................                6.04
 Lehman Brothers Aggregate Bond Index /(//3//)/ ......................................                5.06
 S&P 500 Index /(//3//)/ .............................................................                6.19
 Russell 3000 Index /(//3//)/ ........................................................                7.17
 Morningstar Large Blend Category Average ............................................                5.92
 ///(1)/
  The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The
  Portfolio's performance between 1996 and 1999 benefited from the agreement of the Portfolio's previous adviser and its affiliates to limit the Portfolio's expenses.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                         10 YEARS
 INSTITUTIONAL CLASS (BEFORE TAXES) ..................................................             9.55
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ............................................             8.48
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ .........................             7.80
 Lehman Brothers Aggregate Bond Index /(//3//)/ ......................................             6.24
 S&P 500 Index /(//3//)/ .............................................................             8.42
 Russell 3000 Index /(//3//)/ ........................................................             8.64
 Morningstar Large Blend Category Average ............................................             7.79
 ///(1)/
  The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The
  Portfolio's performance between 1996 and 1999 benefited from the agreement of the Portfolio's previous adviser and its affiliates to limit the Portfolio's expenses.
 ///(2)/
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
  The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.

  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results".

FEES AND EXPENSES OF THE PORTFOLIOS
Each of the Portfolios offers the Institutional Class shares,. This section describes the fees and expenses that you may pay if you invest in the Institutional Class shares of a Portfolio. Estimated expenses of the underlying funds in which the portfolios invest are included. The examples below are intended to help you compare the cost of investing in the Portfolios with the costs of investing in other mutual funds. The examples assume that your $10,000 investment in the noted class of shares has a 5% return each year, as required for illustration purposes by the Securities and Exchange Commission (the ''SEC''), and that the Portfolio's operating expenses, including the operating expenses of the underlying funds, remain the same. Your actual costs may be higher or lower than those in the examples.

                                                                 ANNUAL FUND OPERATING EXPENSES
             10 YEARS                                                     (ESTIMATED)
                                                                       (EXPENSES THAT ARE
                                                                   DEDUCTED FROM FUND ASSETS)
                                                                                                        ACQUIRED
                                                                                                          FUND         TOTAL
                                                                                                      ("UNDERLYING    ANNUAL
                                                                    GROSS                   NET FEES     FUND")        FUND
                                   MANAGEMENT   12B-1     OTHER    FEES AND     EXPENSE       AND       FEES AND     OPERATING
  INSTITUTIONAL CLASS SHARES          FEES     FEES /1/  EXPENSES  EXPENSES  REIMBURSEMENT  EXPENSE     EXPENSES     EXPENSES
 Flexible Income Portfolio           0.31%      0.00%     0.00%     0.31%        0.00%       0.31%       0.56%         0.87%
 Conservative Balanced Portfolio     0.31       0.00      0.00      0.31         0.00        0.31        0.59          0.90
 Balanced Portfolio                  0.31       0.00      0.00      0.31         0.00        0.31        0.62          0.93
 Conservative Growth Portfolio       0.31       0.00      0.00      0.31         0.00        0.31        0.66          0.97
 Strategic Growth Portfolio          0.31       0.00      0.00      0.31         0.00        0.31        0.68          0.99



EXAMPLE
The examples below are intended to help you compare the cost of investing in the Portfolios with the costs of investing in other mutual funds. The examples assume that your $10,000 investment in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses, including the operating expenses of the underlying funds, remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                          INSTITUTIONAL CLASS SHARES
 ------------------------------------------------------------------------------
                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------
                                            1     3     5      10
 FLEXIBLE INCOME PORTFOLIO               $ 89  $278  $482  $1,073
 CONSERVATIVE BALANCED
 PORTFOLIO                                 92   287   498   1,108
 BALANCED PORTFOLIO                        95   296   515   1,143
 CONSERVATIVE GROWTH
 PORTFOLIO                                 99   309   536   1,190
 STRATEGIC GROWTH PORTFOLIO               101   315   547   1,213

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Funds are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Funds purchased with reinvested dividends or other distributions.

In addition to the ongoing fees listed below, the Institutional Class of the Funds may pay a portion of investment related expenses (e.g., interest on reverse repurchase agreements) that are allocated to all classes of the Funds.


ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

Each Principal LifeTime Fund, as a shareholder in the underlying funds, bears its pro rata share of the management fees incurred by each underlying fund. The investment return of each Principal LifeTime Fund is net of the underlying funds' management fee.


Each Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Funds.

Princor is the Fund's principal underwriter for Institutional Class shares. It may, from time-to-time, at its expense, pay a bonus or other consideration or incentive to dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Funds' shares or the amount that any particular Fund receives as the proceeds from such sales. In addition, Princor or its affiliates may provide financial support to dealers that sell shares of the Funds. This support is based primarily on the amount of sales of fund shares and/or total assets in the Funds. The amount of support may be affected by total sales; net sales; levels of redemptions; the dealers' support of, and participation in, Princor's marketing programs and the extent of a dealer's marketing programs relating to the Funds. Financial support to dealers may be made from payments from Princor's resources and from its retention of underwriting concessions.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The information in this section does not directly apply to the Principal LifeTime Funds. It does apply to the underlying funds in which the LifeTime Funds invest.The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES

MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Although not a principal investment strategy, each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized, and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


REVERSE REPURCHASE AGREEMENTS
A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

CURRENCY CONTRACTS
The Funds may each enter into forward currency contracts, currency futures contracts and options, and options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
Although not a principal investment strategy, each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of the Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Funds may invest in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES
The Bond & Mortgage Securities, High Yield, Inflation Protection, Short-Term Bond, and Ultra Short Bond Funds may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


INITIAL PUBLIC OFFERINGS ("IPOS")
Certain of the Funds may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment; and .. the possibility that the counterparty may fail to perform its obligations.

EXCHANGE TRADED FUNDS (ETFS)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Funds could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.


FOREIGN INVESTING
As a principal investment strategy, the Diversified International, International Emerging Markets, International Growth, Partners Global Equity and Partners International Funds may invest Fund assets in securities of foreign companies. The other Funds (except Government & High Quality Bond Fund) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S. and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political, and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SMALL AND MEDIUM CAPITALIZATION COMPANIES
The Funds (except the Government & High Quality Bond Fund) may invest in securities of companies with small- or mid-sized market capitalizations. The Bond & Mortgage Securities, Disciplined LargeCap Blend, High Quality Intermediate-Term Bond, High Yield, Inflation Protection, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, Partners LargeCap Blend, Money Market, Partners LargeCap Blend I, Partners LargeCap Growth, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners LargeCap Value I, Partners LargeCap Value II, Preferred Securities, Real Estate Securities, Short-Term Bond, and Ultra Short Bond Funds may hold securities of small and medium capitalization companies but not as a principal investment strategy. The international funds invest in the securities of foreign corporations without regard to the market capitalizations of those companies. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.


TEMPORARY DEFENSIVE MEASURES
From time to time, as part of its investment strategy, each Fund (other than the Money Market Fund which may invest in high-quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


FUND OF FUNDS
The performance and risks of each Principal LifeTime Fund and Strategic Asset Management ("SAM") Portfolio directly corresponds to the performance and risks of the underlying funds in which the Fund or Portfolio invests. By investing in many underlying funds, the Principal LifeTime Funds and the SAM Portfolios have partial exposure to the risks of many different areas of the market. The more a Principal LifeTime Fund or SAM Portfolio allocates to stock funds, the greater the expected risk.

Each Principal LifeTime Fund and SAM Portfolio indirectly bears its pro-rata share of the expenses of the Underlying Funds in which it invests, as well as directly incurring expenses. Therefore, investment in a Principal LifeTime Fund or SAM Portfolio is more costly than investing directly in shares of the Underlying Funds. If you are considering investing in a Principal LifeTime Fund, you should take into account your estimated retirement date and risk tolerance. In general, each Principal LifeTime Fund is managed with the assumption that the investor will invest in a Principal LifeTime Fund whose stated date is closest to the date the shareholder retires. Choosing a Fund targeting an earlier date represents a more conservative choice; targeting a Fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the Fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the Principal LifeTime Funds are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.


The risks associated with investing in an Underlying Fund of a fund of funds are discussed in Appendix A under Underlying Fund Risk.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. No turnover rate can be calculated for the Money Market Fund because of the short maturities of the securities in which it invests. Turnover rates for each of the other Funds may be found in the Fund's Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT OF THE FUNDS


THE MANAGER
Principal Management Corporation ("Principal") serves as the Manager for the Fund. Through the Management Agreement with the Fund, Principal provides investment advisory services and certain corporate administrative services for the Fund.

Principal is an indirect subsidiary of Principal Financial Group, Inc. and has managed mutual funds since 1969. Principal's address is Principal Financial Group, Des Moines, Iowa 50392-2080.

Principal provides a substantial part of the investment advisory services to each of the Principal LifeTime Funds directly, while engaging PGI as a sub-advisor to provide asset allocation services to the Funds. The portfolio manager appointed by Principal for each Principal LifeTime Fund is Douglas A. Loeffler. The portfolio manager appointed by PGI for each Principal LifeTime Fund is Dirk Laschanzky. On behalf of PGI, Mr. Laschanzky develops, implements and monitors the Fund's strategic or long-term asset class targets and target ranges. On behalf of Principal, Mr. Loeffler implements the strategic asset allocation Mr. Laschanzky sets.


DOUGLAS A. LOEFFLER, CFA . Mr. Loeffler is a Vice President of Principal. He is the senior member of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program. He is responsible for preparing periodic evaluation reports including both qualitative and quantitative analysis. Mr. Loeffler participates in the manager selection process and portfolio reviews. Joining Principal in 2004, he has 16 years of investment experience including 14 years in the mutual fund industry (Scudder and Founders Asset Management). His background includes quantitative analysis, fundamental analysis and portfolio management focusing on non-U.S. stocks. Mr. Loeffler earned an MBA in Finance at the University of Chicago and a degree in Economics from Washington State University. He has earned the right to use the Chartered Financial Analyst designation.


THE SUB-ADVISORS
Principal has signed contracts with various Sub-Advisors. Under the sub-advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Fund. For these services, the Sub-Advisor is paid a fee by Principal. Information regarding Sub-Advisors and individual portfolio managers is set forth below. The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in each of the Funds.

SUB-ADVISOR: AllianceBernstein L.P. ("AllianceBernstein"). AllianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.


The portfolio managers listed below for the Partners SmallCap Growth Fund I operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The management of and investment decisions for the Fund's portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund's portfolio are: Marilyn Fedak, John Mahedy, John Phillips and Chris Marx.

                                                DAY-TO-DAY
           FUND                                 FUND MANAGEMENT
           ----                                 ---------------
           Partners LargeCap Value              Marilyn G. Fedak
                                                Mark R. Gordon
                                                John Mahedy
                                                Chris Marx
                                                John D. Phillips, Jr.
           Partners SmallCap Growth I           Bruce K. Aronow
                                                Michael W. Doherty
                                                N. Kumar Kirpalani
                                                Samantha S. Lau
                                                James Russo




BRUCE K. ARONOW, CFA . Senior Vice President, Portfolio Manager/Research Analyst. Mr. Aronow is team leader of the Small Cap Growth equity portfolio management team. Prior to joining AllianceBernstein in 1999, Mr. Aronow was responsible for research and portfolio management of the small cap consumer sectors since early 1997 at INVESCO (NY) (formerly Chancellor Capital Management). He joined Chancellor in 1994. Previously, Mr. Aronow was a Senior Associate with Kidder, Peabody & Company. Mr. Aronow holds a BA from Colgate University. Mr. Aronow is a member of both the New York Society of Security Analysts and the Association of Investment Management & Research. He is a Chartered Financial Analyst.



MICHAEL W. DOHERTY . Assistant Vice President, Quantitative Analyst. Mr. Doherty is responsible for maintaining and updating the quantitative models used by the small cap group. He also provides research assistance across all industries and portfolio administration. Prior to joining AllianceBernstein in 1999, Mr. Doherty worked as a small cap research assistant and portfolio administrator for INVESCO (NY) (formerly Chancellor Capital Management). Mr. Doherty began his career at Citicorp Investment Management in 1983 as a research assistant. He is currently attending Mount Saint Mary's College working toward a BA in Business Administration.



MARK R. GORDON, CFA . Mr. Gordon joined the firm in 1983. In 2004, he assumed the position of Executive Vice President and Director of Global Quantitative Research. Mr. Gordon also serves on AllianceBernstein's Executive Committee. He earned a BS from Brown University, and pursued graduate studies in applied mathematics and statistics at Princeton University and New York University. Mr. Gordon has earned the right to use the Chartered Financial Analyst designation.

N. KUMAR KIRPALANI, CFA . Vice President, Portfolio Manager/Research Analyst. Prior to joining AllianceBernstein in 1999, Mr. Kirpalani was responsible for research and portfolio management of small cap industrial, financial and energy sectors for INVESCO (NY) (formerly Chancellor Capital Management). Mr. Kirpalani joined Chancellor in 1993. Previously, Mr. Kirpalani served as Vice President of Investment Research at Scudder, Stevens & Clark. Mr. Kirpalani received a BTech from the Indian Institute of Technology and an MBA from the University of Chicago. Mr. Kirpalani is a member of both the New York Society of Security Analysts and the Association for Investment Management and Research. He is a Chartered Financial Analyst and has 22 years of investment experience.



SAMANTHA S. LAU, CFA . Vice President, Portfolio Manager/Research Analyst. Prior to joining AllianceBernstein in 1999, Ms. Lau was responsible for covering small cap technology companies for INVESCO (NY) (formerly Chancellor Capital Management). She joined Chancellor LGT in 1997. Previously Ms. Lau worked for three years in the investment research department of Goldman Sachs. Ms. Lau has a BS, magna cum laude, in Finance and Accounting from the Wharton School of the University of Pennsylvania. She is a Chartered Financial Analyst.



MARILYN G. FEDAK, CFA . Ms. Fedak joined Bernstein in 1984 as a senior portfolio manager. An Executive Vice President of AllianceBernstein since 2000, she is Head of Global Value Equities and chair of the US Large Cap Value Equity Investment Policy Group. Ms. Fedak serves on AllianceBernstein's Management Executive Committee and is also a Director of SCB Inc. She earned a BA from Smith College and an MBA from Harvard University. She has also earned the right to use the Chartered Financial Analyst designation.



JOHN MAHEDY, CPA . Mr. Mahedy was named Co-CIO-US Value equities in 2003. He continues to serve as director of research-US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst at AllianceBernstein's institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001. He earned a BS and an MBA from New York University.



CHRISTOPHER W. MARX . Mr. Marx joined the firm in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Mr. Marx earned an AB in Economics from Harvard, and an MBA from the Stanford Graduate School of Business.



JOHN D. PHILLIPS, JR., CFA . Mr. Phillips joined the firm in 1994 and is a senior portfolio manager and member of the US Value Equities Investment Policy Group. He is also chairman of AllianceBernstein's Proxy Voting Committee. Mr. Phillips earned a BA from Hamilton College and an MBA from Harvard University. He has also earned the right to use the Chartered Financial Analyst designation.



JAMES RUSSO, CFA . Mr. Russo is Vice President and Senior Portfolio Manager. Mr. Russo joined AllianceBernstein in 2006 to work on the Small and SMID Cap Growth team. Prior to joining the firm, Mr. Russo spent 12 years at JPMorgan, a financial services firm, where he held positions as an analyst and portfolio manager in US Equity for nine years and in the Private Bank's Third Party Program for three years, most recently as Director of Manager Research. Mr. Russo holds a BBA in Finance from Hofstra University, an MBA from NYU's Stern School of Business. Mr. Russo has earned the right to use the Chartered Financial Analyst designation.

SUB-ADVISOR: American Century Investment Management, Inc. ("American Century") was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111.

The day-to-day portfolio management for some of the Funds listed below is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Growth II  Prescott LeGard
                                        Gregory Woodhams
           Partners LargeCap Value II   Brendan Healy
                                        Charles A. Ritter




BRENDAN HEALY, CFA . Mr. Healy, Vice President and Portfolio Manager, has been a member of the team that manages Large Cap Value since he joined American Century in April 2000 and has been a Portfolio Manager since February 2004. Before joining American Century, he spent six years with USAA Investment Management Company as an Equity Analyst. He has a Bachelor's degree in Mechanical Engineering from the University of Arizona and an MBA from the University of Texas-Austin. He has earned the right to use the Chartered Financial Analyst designation.



E.A. PRESCOTT LEGARD, CFA . Mr. LeGard is a Vice President and Portfolio Manager for American Century. Mr. LeGard joined the company in 1999. Before joining the company, he was an Equity Analyst for USAA Investment Management where he analyzed technology companies. He has worked in the investment industry since 1993. Mr. LeGard holds a BA degree in Economics from DePauw University. He has earned the right to use the Chartered Financial Analyst designation.



CHARLES A. RITTER, CFA . Mr. Ritter, Vice President and Senior Portfolio Manager, has been a member of the team that manages Large Cap Value since July 1999. He joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. He has a Bachelor's degree in Mathematics and a Master's degree in Economics from Carnegie Mellon University as well as an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.



GREGORY J. WOODHAMS, CFA . Mr. Woodhams is a Vice President and Senior Portfolio Manager for American Century. Mr. Woodhams has worked in the financial industry since 1992 and joined American Century in 1997. Previously, he was Vice President and Director of Equity Research at Texas Commerce Bank. Mr. Woodhams holds a Bachelor's degree in Economics from Rice University and a Master's degree in Economics from the University of Wisconsin at Madison. He has earned the right to use the Chartered Financial Analyst designation.

SUB-ADVISOR: Ark Asset Management Co., Inc. ("Ark Asset") is an independent,
         100% employee owned investment management firm. Ark Asset's offices are located at 125 Broad Street, New York, NY 10004.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Value      Coleman M. Brandt
                                        William G. Charcalis




COLEMAN M. BRANDT . Vice Chairman, Ark Asset. Mr. Brandt joined Ark Asset in 1989. Prior to joining Ark Asset, he served as President of Lehman Management Co., Inc. He earned an MBA from the Harvard Graduate School of Business Administration and a BS from the Philadelphia Textile Institute.



WILLIAM G. CHARCALIS . Managing Director, Ark Asset. Mr. Charcalis joined Ark Asset in 1994 as Senior Manager and has served in his current position since 1997. Prior to joining Ark Asset, he was Senior Manager at The IBM Retirement Funds. He earned a BS from the University of Southern California.


SUB-ADVISOR: Barrow, Hanley, Mewhinney & Strauss ("BHMS") is an investment advisory firm that was founded in 1979. It is registered as an investment adviser under the Investment Advisers Act of 1940. BHMS manages investments for institutional investors. It is a wholly owned subsidiary of Old Mutual Asset Management (US), which is a wholly owned subsidiary of Old Mutual plc. BHMS's address is 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           MidCap Value                 James P. Barrow
                                        Mark Giambrone



The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.


JAMES P. BARROW . During Mr. Barrow's investment career, he has worked as a securities analyst and portfolio manager for several major institutions including Citizens & Southern Bank of South Carolina, Atlantic Richfield and Reliance Insurance. In 1973 joined Republic National Bank of Dallas as a portfolio manager, where he worked with Tim Hanley and John Strauss. He later was placed in charge of the Employee Benefit Portfolio Group and was a member of the Trust Investment Committee until the founding of BHMS in 1979. Mr. Barrow is the lead portfolio manager for the Vanguard Windsor II and Selected Value Funds. He earned a BS from the University of South Carolina.



MARK GIAMBRONE, CPA . Mr. Giambrone joined BHMS in December 1998 and became a principal in 2000. Prior to joining BHMS, Mr. Giambrone served as a portfolio consultant at HOLT Value Associates. During his career, he has also served as a senior auditor/tax specialist for KPMG Peat Marwick and Ernst & Young Kenneth Leventhal. Mr. Giambrone is a member of the American Institute of Certified Public Accountants. He graduated summa cum laude from Indiana University with a BS in Accounting, and earned an MBA from the University of Chicago.

SUB-ADVISOR: BNY Investment Advisors ("BNY"), a separately identifiable division of The Bank of New York, is located at 1633 Broadway, NY, NY 10019. Founded by Alexander Hamilton in 1784, The Bank of New York is one of the largest commercial banks in the United States, with over $102 billion in assets. The Bank of New York began offering investment services in the 1830s and manages investments for institutions and individuals.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Growth II  James Boffa
                                        Kurt Zyla
           Partners LargeCap Value      James Boffa
                                        Kurt Zyla




JAMES BOFFA . Mr. Boffa is a Senior Short Term Portfolio Manager in the Short Term Money Management Department of BNY. He began his career with The Bank of New York in 1980 managing an Operations Group. Mr. Boffa specializes in the management of overnight Short Term portfolios. He earned a Bachelor's degree in Business and Psychology from Pace University.



KURT ZYLA . Mr. Zyla is the Managing Director and Division Head of Index Fund Management at BNY. Prior to managing the Division in 1998, he was an index portfolio manager and worked in the Special Investment Products area, focusing on portfolio transitions/liquidations and equity derivative product strategies. Before joining BNY in 1989, Mr. Zyla worked in the Specialty Chemical's Division of Engelhard Corporation in the areas of technical sales and product management. He earned a BS in Chemical Engineering from New Jersey Institute of Technology and an MBA from New York University's Stern School of Business.


SUB-ADVISOR: Columbus Circle Investors ("CCI") is an affiliate of PGI and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

                                         DAY-TO-DAY
           FUND                          FUND MANAGEMENT
           ----                          ---------------
           LargeCap Growth               Anthony Rizza
           MidCap Growth                 Clifford G. Fox
           Partners SmallCap Growth III  Clifford G. Fox




CLIFFORD G. FOX, CFA . Mr. Fox, portfolio manager, joined CCI in 1992. He received an MBA from the Stern School of Business, New York University and a BS from the Wharton School, University of Pennsylvania. Mr. Fox has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



ANTHONY RIZZA, CFA . Mr. Rizza, portfolio manager, joined CCI in 1991. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

SUB-ADVISOR: Dimensional Fund Advisors Inc. ("Dimensional"), located at 1299
         Ocean Avenue, Santa Monica, CA 90401, is a registered investment advisor.

The Partners SmallCap Value Fund II is managed using a team approach. The investment team includes the Investment Committee of Dimensional, portfolio managers and all other trading personnel.


The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. As of the date of this Prospectus the Investment Committee has ten members. Investment decisions for the Portfolio are made by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and review all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.


In accordance with the team approach used to manage the Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily decisions regarding the portfolios including running buy and sell programs based on the parameters established by the Investment Committee. Robert
T. Deere coordinates the efforts of all other portfolio managers and trading personnel with respect to domestic equity portfolios. For this reason, Dimensional has identified Mr. Deere as primarily responsible for coordinating the day-to-day management of the Fund.


Mr. Deere is a Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. Mr. Deere received his MBA from the University of California at Los Angeles in 1991. He also holds a B.S. and a B.A. from the University of California at San Diego. Mr. Deere joined Dimensional in 1991 and has been responsible for the domestic equity portfolios since 1994.


The SAI provides information about Mr. Deere's compensation, other accounts managed by Mr. Deere, and Mr. Deere's ownership of Fund shares.
SUB-ADVISOR: Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.)
         ("Edge") is an indirect wholly owned subsidiary of Principal Financial Group and an affiliate of Principal. Edge has been in the business of investment management since 1944. Its address is 1201 Third Avenue, 8th Floor, Seattle, WA 98101.

                                                  DAY-TO-DAY
           FUND                                   FUND MANAGEMENT
           ----                                   ---------------
           Equity Income I                        Joseph T. Suty
           High Yield II                          Gary J. Pokrzywinski
           Income                                 John R. Friedl
                                                  Gary J. Pokrzywinski
           MidCap Stock                           Daniel R. Coleman
           Mortgage Securities Fund               Craig V. Sosey
           Short-Term Income                      Craig V. Sosey
           Strategic Asset Management Portfolios  Randall L. Yoakum
            Balanced Portfolio                    Michael D. Meighan
            Conservative Balanced Portfolio
            Conservative Growth Portfolio
            Flexible Income Portfolio
            Strategic Growth Portfolio
           West Coast Equity                      Philip M. Foreman

PHILIP M. FOREMAN, CFA . Mr. Foreman, Vice President and Senior Portfolio Manager of Edge, has been responsible for the day-to-day management of the predecessor West Coast Equity Fund since 2002. Mr. Foreman has been employed by Edge since January of 2002. Prior to that, Mr. Foreman was Senior Vice President and Equity Mutual Fund Manager at Evergreen Asset Management Co. from 1999 until 2002, and Vice President and Senior Portfolio Manager at Edge from 1991 until 1999.



JOHN R. FRIEDL, CFA . Mr. Friedl, Vice President and Portfolio Manager, has been co-manager of the predecessor Income Fund with Gary J. Pokrzywinski since March 2005. He has been employed as an investment professional at Edge since August 1998. He is responsible for the day-to-day management of the Fund.



MICHAEL D. MEIGHAN, CFA . Mr. Meighan, Vice President and Senior Portfolio Manager of Edge, was responsible for co-managing the predecessor SAM Portfolios with Mr. Yoakum (see below) beginning March 2003. Mr. Meighan joined Edge in 1999. Between 1993 and 1999, he was employed with Mr. Yoakum at D.A. Davidson & Co. as a Portfolio Manager and Senior Analyst for its asset allocation product.



GARY J. POKRZYWINSKI, CFA . Mr. Pokrzywinski, Chief Investment Officer, Senior Vice President, and Senior Portfolio Manager of Edge. Since March 2005, he has been responsible for co-managing the predecessor Income Fund with John Friedl. As co-manager, Mr. Pokrzywinski contributes to the establishment of the philosophy and long term structure of the Fund. Between 1992 and March 2005 he had primary responsibility for the day-to-day management of the Income Fund. Mr. Pokrzywinski has been employed by Edge since July 1992.



CRAIG V. SOSEY . Mr. Sosey, Vice President and Senior Portfolio Manager of Edge, has had primary responsibility for the day-to-day management of the predecessor Short Term Income and predecessor U.S. Government Securities Funds since January 2000 and November 1998, respectively. He has been employed by Edge since May 1998. Prior to that, he was the Assistant Treasurer of California Federal Bank, where he worked for over eight years.



JOSEPH T. SUTY, CFA . Mr. Suty, Vice President and Senior Portfolio Manager of Edge, has been responsible for the day-to-day management of the predecessor Equity Income Fund since October 2005. Prior to joining Edge in September 2005, Mr. Suty managed personal and foundation portfolios from January 2005 until August 2005. From December 1991 until December 2004, Mr. Suty was a portfolio manager of large-cap value stocks at Washington Capital Management, Inc., where he was a principal and director of the firm.



RANDALL L. YOAKUM, CFA . Mr. Yoakum, Senior Vice President and Chief Investment Strategist of Edge, led a team of investment professionals in managing the predecessor SAM Portfolios beginning January 1999. Between 1997 and 1999, Mr. Yoakum was Chief Investment Officer for D.A. Davidson & Co. Between 1994 and 1997, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen's Trust Company, and, prior to that, Mr. Yoakum was Senior Vice President and Chief Equity Officer for Composite Research & Management Co. (the predecessor to WM Advisors) for eight years.

SUB-ADVISOR: Emerald Advisers, Inc. ("Emerald") is a wholly owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, PA 17601.


The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Growth II  Joseph W. Garner
                                        Kenneth G. Mertz II
                                        Stacey L. Sears



The portfolio management and strategy team have long tenures at Emerald, with Ms. Sears joining Emerald in 1991, Mr. Mertz in 1992 and Mr. Garner in 1994.



JOSEPH W. GARNER . Mr. Garner joined Emerald in 1994 and serves as Director of Emerald Research and Portfolio Manager. Prior to joining Emerald, Mr. Garner was the Program Manager of the Pennsylvania Economic Development Financing Authority (PEDFA); an Economic Development Analyst with the PA Department of Commerce's Office of Technology Development; and an Industry Research Analyst with the Pittsburgh High Technology Council. Mr. Garner earned an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.



KENNETH G. MERTZ II, CFA. . Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc. Formerly he served as Past Trustee, Vice President of the Emerald Mutual Funds (1992-2005) and Chief Investment Officer of the Pennsylvania State Employees' Retirement System (1985-1992). He earned a BA in Economics from Millersville University.


Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz, Ms. Sears and Mr. Garner work as a team developing strategy.



STACEY L. SEARS . Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. She is co-manager of the Forward Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears earned a BS in Business Administration from Millersville University and an MBA from Villanova University.

SUB-ADVISOR: Essex Investment Management Company, LLC ("Essex") is a
         Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. Its address is 125 High Street, 29th Floor, Boston, MA 02110.


The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

                                             DAY-TO-DAY
           FUND                              FUND MANAGEMENT
           ----                              ---------------
           Partners SmallCap Growth Fund II  Nancy B. Prial




NANCY B. PRIAL, CFA . Ms. Prial is a Portfolio Manager on the Essex Small-Micro Cap Growth and Small-Mid Cap Growth strategies. Prior to joining the firm, she spent six years at The Burridge Group, LLC as Vice President and Chief Investment Officer and four years at the Twentieth Century Division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager. Ms. Prial graduated from Bucknell University with a BS in Electrical Engineering and a BA in Mathematics. She also earned an MBA from Harvard Business School. Ms. Prial has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Goldman Sachs Asset Management, L.P. ("Goldman Sachs") is part of the Investment Management Division ("IMD") of Goldman, Sachs & Co. Goldman Sach's principal office is located at 32 Old Slip, New York, NY 10005.

The day-to-day portfolio management for some of the Funds listed below is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend I    Melissa R. Brown
                                        Robert C. Jones
           Partners MidCap Value I      Dolores Bamford
                                        David L. Berdon
                                        Andrew Braun
                                        Scott Carroll
                                        Sally Pope Davis
                                        Kelly Flynn
                                        Sean Gallagher
                                        Lisa Parisi
                                        Edward Perkin
                                        Eileen Rominger




DOLORES BAMFORD . Ms. Bamford is a Vice President and Portfolio Manager at Goldman Sachs. She joined Goldman Sachs as a portfolio manager for the Value team in April 2002. Prior to that, Ms. Bamford was a portfolio manager at Putnam Investments for various products since 1991.

DAVID L. BERDON . Mr. Berdon is a Vice President and Portfolio Manager at Goldman Sachs. Mr. Berdon joined Goldman Sachs as a research analyst in March 2001 and became a portfolio manager in October 2002. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Soliloquy Inc. From September 1997 to September 1999, he was a principal consultant at Diamond Technology Partners.



ANDREW BRAUN . Mr. Braun is a Managing Director and Portfolio Manager at Goldman Sachs. Mr. Braun joined Goldman Sachs as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team. He became a portfolio manager in May 2001.



MELISSA R. BROWN, CFA . Ms. Brown is a senior portfolio manager responsible for the US Portfolios for the Global Quantitative Equity ("GQE") group. A member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown joined Goldman Sachs as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities. She earned an MBA from New York University. She has earned the right to use the Chartered Financial Analyst designation.



SCOTT CARROLL . Mr. Carroll is a Vice President and Portfolio Manager at Goldman Sachs. Mr. Carroll joined Goldman Sachs as a portfolio manager for the Value team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.



SALLY POPE DAVIS . Ms. Pope Davis is a Vice President and Portfolio Manager at Goldman Sachs. She joined Goldman Sachs as a portfolio manager in August 2001. From December 1999 to July 2001, she was a relationship manager in Private Wealth Management at Goldman Sachs. From August 1989 to November 1999, she was a bank analyst in the Goldman Sachs Investment Research Department.



KELLY FLYNN . Mr. Flynn is a Vice President and a Portfolio Manager for the US Value Team, where he has broad research responsibilities across value the strategies. Prior to joining Goldman Sachs Asset Management in 2002, Mr. Flynn spent 3 years at Lazard Asset Management as a Portfolio Manager for Small Cap/SMID Cap Value products. He received a BA from Harvard and an MBA from the Wharton School of Business at the University of Pennsylvania.



SEAN GALLAGHER . Mr. Gallagher is a Managing Director and Portfolio Manager at Goldman Sachs. Mr. Gallagher joined Goldman Sachs as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.



ROBERT C. JONES, CFA . Mr. Jones is the Chief Investment Officer and a senior portfolio manager for the GQE group. He brings 20 years of investment experience to his work in managing the GQE group. Mr. Jones joined Goldman Sachs as a portfolio manager in 1989. He earned an MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.



LISA PARISI . Ms. Parisi is a Managing Director and Portfolio Manager at Goldman Sachs. Ms. Parisi joined Goldman Sachs as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.



EDWARD PERKIN. . Mr. Perkin is a Vice President and Portfolio Manager at Goldman Sachs. Mr. Perkin joined Goldman Sachs as a research analyst in June 2002. He became a portfolio manager in June 2004. From August 2000 to May 2002, Mr. Perkin earned his MBA at Columbia Business School, during which time he served as a research intern for Fidelity Investments and Gabelli Asset Management. From September 1997 to May 2000, Mr. Perkin was a senior research analyst for a subsidiary of Fiserv, where he oversaw all matters related to compliance and historical market data.



EILEEN ROMINGER . Ms. Rominger is a Managing Director, Chief Investment Officer and Portfolio Manager at Goldman Sachs. Ms. Rominger joined Goldman Sachs as a portfolio manager and Chief Investment Officer of the Value team in August 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 245 Park Avenue,
         New York, NY 10167 is an indirect wholly owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"), a bank holding company. Morgan offers a wide range of services to governmental, institutional, corporate, and individual customers and acts as investment advisor to individual and institutional clients.

The day-to-day portfolio management for some of the Funds listed below is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners Global Equity       Matthew Beesley
                                        Edward Walker
                                        Howard Williams
           Partners SmallCap Value I    Christopher T. Blum
                                        Dennis S. Ruhl




MATTHEW BEESLEY, CFA . Mr. Beesley is a portfolio manager in the Global Portfolios Group, based in London. An employee since 2002, he was previously a portfolio manager at Merrill Lynch Investment Managers, responsible for global equity mandates. Prior to this, Mr. Beesley was a global and emerging markets equity analyst. He holds a BA (Hons) in Politics and Modern History from the University of Manchester and is a CFA Charterholder.



CHRISTOPHER T. BLUM, CFA . Managing Director of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his BBA in Finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.



DENNIS S. RUHL, CFA . Mr. Ruhl, Vice President of Morgan, joined the company in 1999. He is a portfolio manager in the U.S. Small Cap Equity Group. His current responsibilities include managing structured small cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl earned Bachelor's degrees in Mathematics and Computer Science and a Master's degree in Computer Science, all from MIT. He has earned the right to use the Chartered Financial Analyst designation.



EDWARD WALKER, CFA . Mr. Walker is a portfolio manager in the Global Portfolios Group, based on London. He is manager of the JP Morgan Fleming Overseas Investment Trust, open-ended global retail funds and co-manages the JPMorgan Total Return Fund. Previously Mr. Walker held a range of analyst positions, most recently as the global sector specialist responsible for technology. He joined the Global Portfolios group in 1997 as a graduate trainee and holds an MA in Economics from Cambridge University. He has earned the right to use the Chartered Financial Analyst designation.



HOWARD WILLIAMS . Mr. Williams is a managing director and head of the Global Portfolios Group, based in London, responsible for multi-market investment in JPMorgan Fleming. An employee since 1994, Mr. Williams was previously employed at Shell Pensions in London as senior portfolio manager and head of UK equities. Prior to this, he managed global invested offshore pension funds. Mr. Williams also was with Kleinwort Benson Investment Management and with James Capel & Co. He holds an MA in Geography from Cambridge University.

SUB-ADVISOR: Jacobs Levy Equity Management, Inc. ("Jacobs Levy") provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity separate accounts for institutional clients. Its address is 100 Campus Drive, Florham Park, NJ 07932-0650.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Value        Bruce Jacobs
                                        Ken Levy




BRUCE JACOBS, PH.D . Dr. Jacobs serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Dr. Jacobs was Senior Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. Dr. Jacobs earned a BA from Columbia College, an MS in Operations Research and Computer Science from Columbia University, an MSIA from Carnegie Mellon University, and an MA in Applied Economics and a Ph.D. in Finance from the University of Pennsylvania's Wharton School.



KEN LEVY, CFA . Mr. Levy serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Mr. Levy was Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. He earned a BA in Economics from Cornell University and an MBA and an MA in Business Economics from the University of Pennsylvania's Wharton School. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Los Angeles Capital Management and Equity Research, Inc. ("LA
         Capital") is an independent, employee-owned firm. It is located at 11150 Santa Monica Boulevard, Los Angeles, CA 90025.

Day-to-day portfolio management is performed by an investment management team. Current members of the team include: Thomas D. Stevens, CFA, Chairman; Hal W. Reynolds, CFA, Chief Investment Officer; David R. Borger, CFA, Director of Research; Stuart K. Matsuda, Director of Trading; and Christine M. Kugler, Director of Implementation.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Value I      David R. Borger
                                        Christine M. Kugler
                                        Stuart K. Matsuda
                                        Hal W. Reynolds
                                        Thomas D. Stevens
           Partners SmallCap Value      David R. Borger
                                        Christine M. Kugler
                                        Stuart K. Matsuda
                                        Hal W. Reynolds
                                        Thomas D. Stevens

DAVID R. BORGER, CFA . Director of Research and Principal, L.A. Capital. Mr. Borger co-founded L.A. Capital in 2002 and is responsible for the development and management of the Dynamic Alpha Model (the firm's proprietary stock selection model). Prior to co-founding L.A. Capital, he was Managing Director and Principal at Wilshire Associates. He earned a BS from the Wittenberg University and an MA and MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.



CHRISTINE M. KUGLER . Director of Implementation and Principal, L.A. Capital. Ms. Kugler was with L.A. Capital at its founding and became a Principal in January of 2004. Prior to joining L.A. Capital she worked at Wilshire Associates. She earned a BA from the University of California, Santa Barbara.



STUART K. MATSUDA . Director of Trading and Principal, L.A. Capital. Mr. Matsuda co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Vice President and principal at Wilshire Associates where he also served as Wilshire Asset Management's Director of Trading. He earned a BBA from the University of Hawaii and an MBA from California State University Northridge.



HAL W. REYNOLDS, CFA . Chief Investment Officer and Principal, L.A. Capital. Mr. Reynolds co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Managing Director and Principal at Wilshire Associates. He joined the consulting division of Wilshire Associates in 1989 where he served as a senior consultant and also designed the Wilshire Compass (the firm's asset allocation and manager optimization technology system). In 1989, he joined Wilshire Asset Management as Chief Investment Officer. Mr. Reynolds earned a BA from the University of Virginia and an MBA from the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.



THOMAS D. STEVENS, CFA . Chairman and Principal, L.A. Capital. Mr. Stevens co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Senior Managing Director and Principal at Wilshire Associates. He joined Wilshire in 1980 and for six years directed its Equity Division, overseeing the delivery of the Equity and Index Fund Management Services, In 1986, he assumed responsibility for Wilshire Asset Management and for the next 16 years headed that division. Mr. Stevens earned a BBA and MBA from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Mazama Capital Management, Inc. ("Mazama") is an independent employee-owned money management firm specializing in small and mid cap growth investing for institutional clients. The firm is headquartered at One Southwest Columbia Street, Suite 1500, Portland Oregon 97258.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.

                                         DAY-TO-DAY
           FUND                          FUND MANAGEMENT
           ----                          ---------------
           Partners SmallCap Growth III  Stephen C. Brink
                                         Timothy Butler
                                         Michael Clulow
                                         Gretchen Novak
                                         Ronald A. Sauer




STEPHEN C. BRINK, CFA . Mr. Brink is a co-founder of Mazama and serves as Director of Research. His primary responsibility is as portfolio manager on both the Small Cap Growth and Small-Mid Cap Growth products, backing up lead portfolio manager Ron Sauer. Mr. Brink has spent over 26 years in the investment industry. He received his BS Business Administration from Oregon State University in 1977 and has earned the right to use the Chartered Financial Analyst designation.

TIMOTHY P. BUTLER . Mr. Butler is an equity analyst concentrating on financial services and financial technology companies for all Mazama strategies. He works closely with Steve Brink, the firm's Director of Research, in covering this sector. Mr. Butler worked most recently at Pacific Crest Securities, where he was Senior Research Analyst specializing in financial technology stocks. Prior to this, he worked at Stifel, Nicolaus & Co., also as a Research Analyst focused on specialty finance companies. Mr. Butler completed his MBA at the University of Texas in 1990, graduating cum laude, and earned a BA in Business Administration from Wichita State University in 1988, where he graduated summa cum laude and was elected to the Beta Gamma Sigma honor society.



MICHAEL D. CLULOW, CFA . Mr. Clulow works out of the firm's New York research office, specializing in research and analysis of small & mid cap healthcare companies, including biotech and emerging pharmaceutical companies. He has been an investment analyst since 1995, most recently as Senior Analyst, Healthcare IT & Pharmaceutical Outsourcing Sectors with UBS Warburg in New York, NY. Previously he worked as a healthcare analyst at CIBC World Markets. Mr. Clulow earned a BS in Finance at Miami University and an MBA with honors in Finance and Economics at New York University's Leonard N. Stern School of Business in 1996. He has earned the right to use the Chartered Financial Analyst designation.



GRETCHEN NOVAK, CFA . Ms. Novak is responsible for researching consumer discretionary and consumer staple companies for all Mazama strategies and is an Associate Portfolio Manager, supporting Ron Sauer and Steve Brink in overseeing the investment process. Formerly an Equity Analyst with Cramer Rosenthal McGlynn, LLC, she specialized in small and mid-cap stocks with focus on consumer discretionary companies and secondary emphasis on consumer staples and utility/energy service companies. She earned her BA in Business Administration with concentration in finance from the University of Washington in 1994, graduating cum laude and elected to Phi Beta Kappa and Beta Gamma Sigma honor society. She has earned the right to use the Chartered Financial Analyst designation.



RONALD A. SAUER . Mr. Sauer is the founder of Mazama and serves as its Senior Portfolio Manager and Chief Investment Officer. He has been active in small and mid cap investing since 1980. As lead portfolio manager for Mazama, Mr. Sauer developed a highly disciplined and successful investment process. He developed the firm's Price Performance Model, a critical component and the underlying discipline of Mazama's investment approach. Mr. Sauer received his BA Finance from the University of Oregon in 1980.


SUB-ADVISOR: Mellon Equity Associates, LLP ("Mellon Equity"), 500 Grant Street,
         Suite 4200, Pittsburgh, PA 15258. Mellon Equity is a wholly owned subsidiary of Mellon Financial Corporation ("Mellon").

The day-to-day portfolio management for some of the Funds listed below is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Growth I     Adam T. Logan
                                        John O'Toole
           Partners SmallCap Blend      Ronald P. Gala
                                        Peter D. Goslin
           Partners SmallCap Value I    Ronald P. Gala
                                        Peter D. Goslin




RONALD P. GALA, CFA . Mr. Gala is a Senior Vice President and principal of Mellon Equity and joined the firm in 1993. Mr. Gala earned an MBA in Finance from the University of Pittsburgh and a BS in Business Administration from Duquesne University. He has earned the right to use the Chartered Financial Analyst designation.

PETER D. GOSLIN, CFA . Mr. Goslin is a Vice President and Portfolio Manager with Mellon Equity. Before joining Mellon Equity in 1999, Mr. Goslin spent over four years with Merrill Lynch. During his tenure with Merrill, he worked as a NASDAQ market maker and an equity index options proprietary trader. Prior to that, he ran Merrill's S&P options desk at the Chicago Mercantile Exchange. Mr. Goslin earned his MBA in Finance at the University of Notre Dame Graduate School of Business following a BS in Finance from St. Vincent College. He has earned the right to use the Chartered Financial Analyst designation.



ADAM T. LOGAN, CFA . Joining the company in 1998, Mr. Logan is a portfolio manager and Vice President of Mellon Equity. Previously, he performed duties as a financial analyst in Mellon Financial Corporation's corporate finance department. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz Graduate School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.



JOHN O'TOOLE, CFA . Joining the company in 1990, Mr. O'Toole is a Senior Vice President and a principal of Mellon Equity. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. The two firms continue an asset management history that began in 1939. Neuberger Berman is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Value        S. Basu Mullick




S. BASU MULLICK . Mr. Mullick, Managing Director, Portfolio Manager, joined Neuberger Berman in 1998. Prior to joining the company, Mr. Mullick was a portfolio manager at Ark Asset Management. He earned a BA in Economics from the Presidency College, India. He also earned an MA in Economics and a Ph.D., ABD Finance from Rutgers University.


SUB-ADVISOR: Post Advisory Group, LLC ("Post") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. Post was founded in April 1992. Its address is 11755 Wilshire Boulevard, Los Angeles, CA 90025.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           High Yield                   Lawrence A. Post
                                        Allan Schweitzer

LAWRENCE A. POST . Mr. Post founded Post Advisory Group in 1992. Post was purchased by Principal in 2004. Mr. Post has over 30 years of investment experience. Prior to founding the Post Advisory Group in 1992, he founded the high yield bond department at Smith Barney, and subsequently served as director of high yield research at Salomon Brothers and co-director of research and senior trader at Drexel Burnham Lambert. Mr. Post received an MBA in Business Administration from the University of Pennsylvania's Wharton School of Business and a Bachelor's degree from Lehigh University.



ALLAN SCHWEITZER . Mr. Schweitzer is a Managing Director at Post. Prior to joining Post in 2000, he was a senior high yield analyst at Trust Company of the West ("TCW"). Prior to TCW, he was a high yield research analyst at Putnam Investments. Mr. Schweitzer earned a Bachelor's degree in Business Administration from Washington University at St. Louis and a Master's in Business Administration from the University of Chicago with a concentration in analytical finance and international economics.


SUB-ADVISOR: Principal Global Investors, LLC ("PGI") is an indirect wholly owned subsidiary of Principal Life Insurance Company and an affiliate of Principal. PGI manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. PGI's headquarters address is 801 Grand Avenue, Des Moines, IA 50392 and has other primary asset management offices in New York, London, Sydney, and Singapore.

The day-to-day portfolio management for some of the Funds listed below is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

                                                DAY-TO-DAY
           FUND                                 FUND MANAGEMENT
           ----                                 ---------------
           Bond & Mortgage Securities           William C. Armstrong
                                                Timothy R. Warrick
           Disciplined LargeCap Blend           Jeffrey A. Schwarte
           Diversified International            Paul H. Blankenhagen
                                                Juliet Cohn
                                                Chris Ibach
           Government & High Quality Bond       Brad Fredericks
                                                Lisa A. Stange
           High Quality Intermediate-Term Bond  William C. Armstrong
                                                Timothy R. Warrick
           Inflation Protection                 Martin J. Schafer
                                                Gwen Swanger
           International Emerging Markets       Michael A. Marusiak
                                                Michael L. Reynal
           International Growth                 Steve Larson
                                                John Pihlblad
           LargeCap S&P 500 Index               Dirk Laschanzky
           LargeCap Value                       John Pihlblad
           MidCap Blend                         K. William Nolin
           MidCap S&P 400 Index                 Dirk Laschanzky
           MidCap Value                         Jeffrey A. Schwarte
           Money Market                         Tracy Reeg
                                                Alice Robertson
           Principal LifeTime 2010              Dirk Laschanzky
           Principal LifeTime 2020              Dirk Laschanzky
           Principal LifeTime 2030              Dirk Laschanzky
           Principal LifeTime 2040              Dirk Laschanzky
           Principal LifeTime 2050              Dirk Laschanzky
           Principal LifeTime Strategic Income  Dirk Laschanzky
           Short-Term Bond                      Zeid Ayer
                                                Craig Dawson
                                                Martin J. Schafer
           SmallCap Blend                       Thomas Morabito
                                                Phil Nordhus
           SmallCap Growth                      Mariateresa Monaco
           SmallCap S&P 600 Index               Dirk Laschanzky
           SmallCap Value                       Thomas Morabito
           Ultra Short Bond                     Zeid Ayer
                                                Craig Dawson

WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong is a portfolio manager for PGI. He manages multi-sector portfolios that invest in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns, and agencies. He joined the firm in 1992. Previously he served as a commissioned bank examiner at Federal Deposit Insurance Commission. He earned a Master's degree from the University of Iowa and a Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



ZEID AYER, PH.D., CFA . Mr. Ayer is a portfolio manager at PGI. He is a co-manager of the ultra short and short-term bond portfolios. He is also head of the Structured Debt group that covers asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). He joined PGI in 2001 and is the primary analyst responsible for mortgage-related ABS and non-agency MBS investments. Previously, Mr. Ayer was an assistant vice president at PNC Financial Services Group. He earned a doctorate in Physics from the University of Notre Dame, a master's in Computational Finance from Carnegie Mellon University and a Bachelor's degree in Physics from St. Xavier's College, Bombay University. He has earned the right to use the Chartered Financial Analyst designation.



PAUL H. BLANKENHAGEN, CFA . Mr. Blankenhagen joined the firm in 1992 and was named a portfolio manager in 2000. He is responsible for developing portfolio strategy and the ongoing management of core international equity portfolios. He earned a Master's degree from Drake University and a Bachelor's degree in Finance from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.



JULIET COHN . Ms. Cohn is a portfolio manager at PGI. She co-manages the core international equity portfolios, with an emphasis on Europe and on the health care sector. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a Bachelor's degree in Mathematics from Trinity College, Cambridge England.



CRAIG DAWSON, CFA . Mr. Dawson is a portfolio manager at PGI. He is co-manager of the ultra short and short term bond portfolios. He joined the firm in 1998 as a research associate, then moved into a portfolio analyst role before moving into a portfolio manager position in 2002. He earned an MBA and a Bachelor's degree in Finance from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.



BRAD FREDERICKS. . Mr. Fredericks is a portfolio manager at PGI. He is responsible for co-managing the government securities accounts. His responsibilities include general portfolio overview and security analysis. He joined the firm in 1998 as a financial accountant and was named a portfolio manager in 2002. Previously, Mr. Fredericks was an assistant trader at Norwest Mortgage. He earned a Bachelor's degree in Finance from Iowa State University. Mr. Fredericks is a Fellow of the Life Management Institute (FLMI).



CHRISTOPHER IBACH, CFA . Mr. Ibach is an associate portfolio manager and equity research analyst at PGI. He specializes primarily in the analysis of international technology companies, with a particular emphasis on semi-conductor research. Prior to joining PGI in 2000, he gained six years of related industry experience with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor's degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



STEVEN LARSON, CFA. . Mr. Larson is an portfolio manager for Principal. He is responsible for co-managing Principal's international growth portfolio as well as covering the utilities sector for core international portfolios. Prior to joining the firm in 2001, he led the investment management review and portfolio analysis process for the $80 billion Wells Fargo fund family. He earned an MBA in Finance from the University of Minnesota and a Bachelor's degree from Drake University. He has earned the right to use the Chartered Financial Analyst designation.



DIRK LASCHANZKY, CFA . Mr. Laschanzky is a portfolio manager for PGI, responsible for portfolio implementation strategies, asset allocation and managing the midcap value and index portfolios. Prior to joining PGI in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services. He earned an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL A. MARUSIAK . Mr. Marusiak is a portfolio manager for PGI. He specializes in the management of emerging markets portfolios, as well as regional Asian equity portfolios. Prior to joining PGI in 2000, he was an analyst at Trust Company of the West. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.



MARIATERESA MONACO. . Ms. Monaco is a portfolio manager and member of the domestic small-cap equity team at PGI. She serves as lead portfolio manager for the small-cap growth portfolios. Ms. Monaco joined PGI in 2005 with a decade of prior equity investment experience with Fidelity Management and Research in Boston where she supported a family of institutional equity funds with $2 billion in assets. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master's degree in Electrical Engineering from Politecnico di Torino, Italy.



THOMAS MORABITO, CFA . Mr. Morabito leads the small-cap portfolio management team for PGI and is the portfolio manager on the small-cap value portfolios. Prior to joining PGI in 2000, he managed the Structured Small Cap Fund for Invesco Management & Research. He earned an MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin is a portfolio manager for PGI. He serves as the portfolio manager for the firm's international small-cap equity portfolios. He joined the firm in 1994. He earned an MBA from the Yale School of Management and a Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



PHIL NORDHUS, CFA . Mr. Nordhus joined PGI in 1990 and was previously involved in corporate acquisitions and divestitures before moving to the equity group in 2000. Most recently, he has been involved in managing the small-cap portfolios and has responsibility for managing the small-cap analyst team. Mr. Nordhus earned an MBA from Drake

University and a Bachelor's degree in Economics from Kansas State University. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is a portfolio manager at PGI. He joined the firm in 2000 and led the development of PGI's Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining PGI, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



TRACY REEG. . Ms. Reeg is a portfolio manager at PGI. She is involved in the portfolio management of money market portfolios. She joined the firm in 1993 and began trading and portfolio management duties in 2000. Ms. Reeg earned a Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).



MICHAEL L. REYNAL . Mr. Reynal is a portfolio manager at PGI. He specializes in the management of emerging markets portfolios, as well as regional Asian equity portfolios. Prior to joining PGI in 2001, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. Mr. Reynal earned an MBA from the Amos Tuck School at Dartmouth College, an MA in History from Christ's College at the University of Cambridge and a BA in History from Middlebury College.



ALICE ROBERTSON . Ms. Robertson is a trader for PGI on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for PGI. He specializes in short-term and long duration portfolios, as well as the Inflation Protection Fund and stable value mandates. He also has experience in managing mortgage-backed securities. Mr. Schafer joined the firm in 1977 and in the early 1980s he developed the firm's secondary mortgage marketing operation. In 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985, institutional portfolios in 1992 and stable value portfolios in 2000. He has earned a Bachelor's degree in Accounting and Finance from the University of Iowa.



JEFFREY A. SCHWARTE, CFA, CPA . Mr. Schwarte is a portfolio manager at PGI. He manages the large-cap core portfolios and is co-portfolio manager on the midcap value strategies. He joined the firm in 1993 as a staff auditor and has held various positions before moving to an equity research position in 2000. He earned a Bachelor's degree in Accounting from the University of Northern Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a Certified Public Accountant, a Certified Internal Auditor, and a Fellow of the Life Management Institute (FLMI).



LISA A. STANGE, CFA . Ms. Stange is a portfolio manager and strategist for PGI. She is responsible for managing the government securities portfolios and the mortgage-backed securities (MBS) within the multi-sector portfolios. As a strategist, Ms. Stange is involved in the formulation of broad investment strategy, quantitative research and product development. Previously, she was co-portfolio manager for U.S. multi-sector portfolios. She joined the firm in 1989. Ms. Stange earned an MBA and a Bachelor's degree from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.



GWEN SWANGER, CFA . Ms. Swanger is a portfolio manager for PGI's global fixed income and inflation protection portfolios. She has managed global fixed income since 1997. She has been involved in international and U.S. investing for over fifteen years. In addition to managing the international bond portfolios, she has directed the international fixed income research effort overseeing sovereign credit analysis of developed, developing countries and emerging markets. Ms. Swanger joined the firm in 1989 as a private placement analyst. She earned an MBA in Finance, a Bachelor's degree from Drake University and is a Fellow of the Life Management Institute (FLMI). She has also earned the right to use the Chartered Financial Analyst designation.

TIMOTHY R. WARRICK, CFA . Mr. Warrick is a portfolio manager at PGI with responsibility for the corporate and U.S. multi-sector portfolios. He also serves as portfolio management team leader with responsibility for overseeing portfolio management function for all total return fixed income products. Prior to his portfolio management responsibilities with the firm, Mr. Warrick was a fixed income credit analyst and extensively involved in product development. He joined the firm in 1990. He received an MBA in Finance from Drake University and a Bachelor's degree in Accounting and Economics from Simpson College. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly owned subsidiary of Principal Life and an affiliate of Principal, was founded in 2000. It manages investments for institutional investors, including Principal Life. Principal - REI's address is 801 Grand Avenue, Des Moines, IA 50392.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Real Estate Securities       Kelly D. Rush




KELLY D. RUSH, CFA . As portfolio manager, Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal - REI, the dedicated real estate group of Principal. He has been managing the real estate stock portfolio since 1997. Previously, Mr. Rush participated in structuring commercial mortgage loans for public real estate companies and the analysis of real estate investment trust issued bonds. He has been with the real estate investment area of the firm since 1987. He earned an MBA in Business Administration and a Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Pyramis Global Advisors, LLC (formerly known as Fidelity Management
         & Research Company) ("Pyramis") is the Sub-Advisor. Pyramis's address is 82 Devonshire Street, Boston, MA 02109.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners International       Cesar Hernandez
           Partners MidCap Growth II    Bahaa W. Fam




BAHAA W. FAM . Mr. Fam is a vice president and a portfolio manager for Pyramis. Mr. Fam joined Pyramis in 1994 and served as the firm's director of quantitative research from 1998-2004. Mr. Fam received a BS in electrical engineering/ computer science from John Hopkins University and an MS with a concentration in optimization theory and economic systems, also from Johns Hopkins.



CESAR E. HERNANDEZ, CFA . Mr. Hernandez is a Senior Vice President and Portfolio Manager at Pyramis. He developed the Select International discipline at Pyramis and has been responsible for managing Select International portfolios on behalf of institutional investors since the discipline's inception. Mr. Hernandez earned his B.S from the Universidad Simon Bolivar and his M.B.A from Babson College. He has earned the right to use the Chartered Finanical Analyst designation and is a member of the Boston Security Analysts Society.

SUB-ADVISOR: Spectrum Asset Management, Inc. ("Spectrum") is an indirect subsidiary of Principal Life and an affiliate of PGI and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Preferred Securities         L. Phillip Jacoby
                                        Bernard M. Sussman




L. PHILLIP JACOBY. . Mr. Jacoby is Sr. Vice President and Portfolio Manager for Spectrum and chairman of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, he was a senior investment officer as USL Capital Corporation, a subsidiary of Ford Motor Corporate, and co-managed a $600 million preferred stock portfolio. He earned his BS in Finance from Boston University.



BERNARD M. SUSSMAN. . Mr. Sussman is Chief Investment Officer of Spectrum and Chair of its Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was a general partner and head of the Preferred Stock area of Goldman Sachs & Co. He was responsible for sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He earned both an MBA in Finance and a Bachelor's degree in Industrial Relations from Cornell University.
SUB-ADVISOR: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 69 years of investment management experience. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend      Anna M. Dopkin
           Partners LargeCap Growth I   Robert W. Sharps




ROBERT W. SHARPS, CFA, CPA . Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.



ANNA M. DOPKIN, CFA. Ms. Dopkin is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Co-Director of U.S. Equity Research, and a member of the firm's Equity Steering Committee. Prior to joining T. Rowe Price in 1996, she worked at Goldman Sachs in it Mortgage Securities Department in New York and London. Ms. Dopkin earned a B.S., magna cum laude, from The Wharton School of the University of Pennsylvania. She has earned the right to use the Chartered Financial Analyst designation.

SUB-ADVISOR: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Growth       Tara R. Hedlund
                                        Christopher K. McHugh
                                        Jason D. Schrotberger




TARA R. HEDLUND, CFA, CPA . Ms. Hedlund joined Turner in 2000. Previously, she was an audit engagement senior at Arthur Andersen LLP. She has been in investment management since 1995. She earned a BBS in Accountancy from Villanova University. She has earned the right to use the Chartered Financial Analyst designation.



CHRISTOPHER K. MCHUGH . Mr. McHugh, Vice President and Senior Portfolio Manager, joined Turner in 1990. Prior to joining Turner, he was a performance specialist at Provident Capital Management. He earned a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University.



JASON D. SCHROTBERGER, CFA . Mr. Schrotberger joined Turner in 2001. Previously, he was an investment analyst at BlackRock Financial Management. He has been in investment management since 1994. He earned a BA in Economics from Denison University and an MBA in Finance from the University of Illinois. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a
         Delaware corporation located at One North Wacker, Chicago, IL 60606, is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG.

Investment decisions for the Partners LargeCap Value I Fund are made by investment management teams at UBS Global AM, including Thomas M. Cole, Thomas
J. Digenan, John C. Leonard and Scott C. Hazen. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.


The day-to-day portfolio management for the Partners SmallCap Growth II Fund is shared by two portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Value I    Thomas M. Cole
                                        Thomas J. Digenan
                                        Scott C. Hazen
                                        John C. Leonard
           Partners SmallCap Growth II  Paul A. Graham, Jr.
                                        David N. Wabnik

THOMAS M. COLE, CFA . Mr. Cole joined UBS Global AM in 1985. Mr. Cole is responsible for the direction and oversight of the research group of the North American Core Equities Team. He is actively involved in security analysis and the portfolio construction process. Mr. Cole's prior experience with the firm includes Senior Analyst (responsible for the retail, food, household and personal products, media, auto and auto parts sectors), managing the US Equity Trading Desk and serving as a Portfolio Manager in the US Fixed Income Group. He is a member of the Association of Investment Management and Research and the Investment Analysts Society of Chicago. He received both his BBA and MBA from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.



THOMAS J. DIGENAN, CFA, CPA . Mr. Digenan joined UBS Global AM in 1993. Mr. Digenan participates in the analysis and development of US Equity portfolio. He is responsible for communicating the firm's equity strategy to clients and investment consultants. Mr. Digenan's prior experience with the firm includes President of mutual funds and relationship funds organization. Prior to joining the firm, Mr. Digenan was a senior manager in the tax department of KPMG Peat Marwick working exclusively in the investment services industry. Mr. Digenan is a member of the Association for Investment Management and Research, the Investment Analysts Society of Chicago and the American Institute of Certified Public Accounts.



PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Head of Growth Investors and Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



SCOTT C. HAZEN, CFA . Mr. Hazen joined UBS Global AM in 1992 and participates in the analysis and development of U.S. Equity portfolios. Prior to joining the portfolio management team in 2004, Mr. Hazen served as a member of the firm's global investment team responsible for providing client service and relationship management to the firm's clients. He earned a BBA from the University of Notre Dame and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation and is a member of the Investment Analysts Society of Chicago.



JOHN C. LEONARD, CFA . Mr. Leonard joined UBS Global AM in 1991. Mr. Leonard Head of North American Equities and is responsible for the development of sector and stock selection strategies within this market. In addition, as Deputy Head of Equities, Mr. Leonard assumes management responsibilities for Japanese, Asian and Australian Equities. Prior to joining UBS Global AM, he worked as an investment analyst at a real estate management company and as a financial advisor with two investment management firms. Mr. Leonard received his AB from Dartmouth College and his MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School.

SUB-ADVISOR: Vaughan Nelson Investment Management, LP ("Vaughan Nelson") is located at 600 Travis Street, Suite 6300, Houston, Texas 77002. Founded in 1970, Vaughan Nelson is a subsidiary of IXIS Asset Management US Group, L.P.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Value II   Chris D. Wallis
                                        Scott J. Weber




CHRIS D. WALLIS, CFA . Mr. Wallis, a Senior Portfolio Manager of Vaughan Nelson, joined the firm in 1999. He received a B.B.A. fro Baylor University and an M.B.A. from Harvard Business School. Mr. Wallis holds the designation of Chartered Financial Analyst and has over 14 years of investment/financial analysis and accounting experience.



SCOTT J. WEBER . Mr. Weber, a Portfolio Manager of Vaughan Nelson, joined the firm in 2003. Prior to joining Vaughan Nelson, he was a vice president from 2001 to 2003 and a senior associated from 2000 to 2001 of RBC Capital Markets. Mr. Weber received a B.S. from the University of the South and an M.B.A. from Tulane University. Mr. Weber holds the designation of Chartered Financial Analyst and has over nine years of investment management and financial analysis experience.


THE SUB-SUB-ADVISORS
Principal Global Investors, LLC ("PGI") has entered into sub-sub-advisory agreements for various Funds. Under these agreements, each sub-sub-advisor has agreed to assume the obligations of PGI for a certain portion of the Fund's assets. The sub-sub-advisor is paid a fee by PGI.

Principal is the sub-advisor for the Bond & Mortgage Securities Fund. Day-to-day management decisions concerning a portion of the Bond & Mortgage Securities Fund's portfolio are made by Spectrum Asset Management, Inc. ("Spectrum"), and Post Advisory Group, LLC ("Post") each of which serves as sub-sub-advisor. Similar day-to-day management decisions concerning a portion of the High Quality Intermediate-Term Bond Fund's portfolio are made by Spectrum and such decisions for a portion of the Ultra Short Bond Fund's portfolio are made by Post.


See the discussion regarding Spectrum provided in connection with the Preferred Securities Fund for a description of the firm and the individuals who serve as portfolio managers.


See the discussion regarding Post provided in connection with the High Yield Fund for a description of the firm and the individuals who serve as portfolio managers.

DUTIES OF PRINCIPAL AND SUB-ADVISORS
Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

Several of the Funds have multiple Sub-Advisors. For those Funds Principal determines the portion of the Fund's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.


FEES PAID TO PRINCIPAL
The Fund pays Principal a fee for its services, which includes any fee Principal pays to the Sub-Advisor. The fee each Fund paid (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2006 was:

       Bond & Mortgage                       Partners MidCap Growth
       Securities               0.53%        I                           1.00%
       Disciplined LargeCap                  Partners MidCap Growth
       Blend                    0.59%        II                          1.00%
       Diversified
       International            0.90%        Partners MidCap Value       1.00%
       Equity Income I          N/A*         Partners MidCap Value I     1.00%
       Government & High
       Quality Bond             0.40%        Partners SmallCap Blend     1.00%
       High Quality                          Partners SmallCap
       Intermediate-Term Bond   0.40%        Growth I                    1.10%
                                             Partners SmallCap
       High Yield               0.65%        Growth II                   1.00%
                                             Partners SmallCap
       High Yield II            N/A*         Growth III                  1.10%
       Income                   N/A*         Partners SmallCap Value     1.00%
                                             Partners SmallCap Value
       Inflation Protection     0.40%        I                           1.00%
       International Emerging                Partners SmallCap Value
       Markets                  1.35% /(1)/  II                          1.00%
       International Growth     0.99%        Preferred Securities        0.75%
       LargeCap Growth          0.54% /(2)/  Principal LifeTime 2010   0.1225%
       LargeCap S&P 500 Index   0.15%        Principal LifeTime 2020   0.1225%
       LargeCap Value           0.45%        Principal LifeTime 2030   0.1225%
       MidCap Blend             0.64%        Principal LifeTime 2040   0.1225%
       MidCap Growth            0.65%        Principal LifeTime 2050   0.1225%
                                             Principal Lifetime
       MidCap Stock             N/A*         Strategic Income          0.1225%
       MidCap S&P 400 Index     0.15%        Real Estate Securities      0.84%
       MidCap Value             0.65%        SAM Balanced                N/A*
                                             SAM Conservative
       Money Market             0.40%        Balanced                    N/A*
       Mortgage Securities      N/A*         SAM Conservative Growth     N/A*
       Partners Global Equity   0.95%        SAM Flexible Income         N/A*
       Partners International   1.09%        SAM Strategic Growth        N/A*
       Partners LargeCap
       Blend                    0.74%        Short-Term Bond             0.40%
       Partners LargeCap
       Blend I                  0.45%        Short-Term Income           N/A*
       Partners LargeCap
       Growth I                 0.74%        SmallCap Blend              0.75%
       Partners LargeCap
       Growth II                0.99%        SmallCap Growth             0.75%
       Partners LargeCap
       Value                    0.77%        SmallCap S&P 600 Index      0.15%
       Partners LargeCap
       Value I                  0.80%        SmallCap Value              0.75%
       Partners LargeCap
       Value II                 0.85%        Ultra Short Bond            0.40%
       Partners MidCap Growth   1.00%        West Coast Equity           N/A*


/ //(1)/ The Fund's management fees have decreased effective October 1, 2006.

                               FIRST $500  NEXT $500   NEXT $500    OVER $1.5
            FUND                MILLION     MILLION     MILLION      BILLION
            ----                -------     -------     -------      -------
International Emerging
Markets                        1.20%       1.18%       1.16%       1.15%

/ //(2)/ The Fund's management fees have increased effective January 16, 2007.

                           FIRST $500  NEXT $500  NEXT $1   NEXT $1    OVER $3
          FUND              MILLION     MILLION   BILLION   BILLION    BILLION
          ----              -------     -------   -------   -------    -------
LargeCap Growth            0.68%       0.65%      0.62%     0.58%     0.55%




 * Each of the Funds in the table below pays a fee to Principal (as a percentage of the average daily net assets) as shown.

                                 FIRST $250      NEXT $250        OVER $500
            FUND                  MILLION         MILLION          MILLION
            ----                  -------         -------          -------
Equity Income I                    0.60%           0.55%            0.50%


            FUND                FIRST $250 MILLION        OVER $250 MILLION
            ----                ------------------        -----------------
High Yield II                         0.625%                   0.500%


            FUND                 FIRST $2 BILLION          OVER $2 BILLION
            ----                 ----------------          ---------------
Income                                0.50%                     0.45%
Mortgage Securities                   0.50                      0.45


                                FIRST $1    NEXT $1     NEXT $1      OVER $3
            FUND                BILLION     BILLION     BILLION      BILLION
            ----                -------     -------     -------      -------
MidCap Stock                     0.75%       0.70%       0.65%        0.60%


                                 FIRST $200      NEXT $300        OVER $500
            FUND                  MILLION         MILLION          MILLION
            ----                  -------         -------          -------
Short-Term Income                  0.50%           0.45%            0.40%


                                FIRST $500        NEXT $500         OVER $1
            FUND                  MILLION          MILLION          BILLION
            ----                  -------          -------          -------
West Coast Equity                 0.625%           0.500%           0.375%


                        FIRST $500  NEXT $500  NEXT $1  NEXT $1  NEXT $1  NEXT $1   OVER $5
         FUND            MILLION     MILLION   BILLION  BILLION  BILLION  BILLION   BILLION
         ----            -------     -------   -------  -------  -------  -------   -------
SAM Balanced Portfolio
*                         0.55%       0.50%     0.45%    0.40%    0.35%    0.30%     0.25%
SAM Conservative
Balanced Portfolio *      0.55        0.50      0.45     0.40     0.35     0.30      0.25
SAM Conservative
Growth Portfolio *        0.55        0.50      0.45     0.40     0.35     0.30      0.25
SAM Flexible Income
Portfolio *               0.55        0.50      0.45     0.40     0.35     0.30      0.25
SAM Strategic Growth
Portfolio *               0.55        0.50      0.45     0.40     0.35     0.30      0.25
* Breakpoints based on aggregate SAM Portfolio net assets



A discussion regarding the basis for the Board of Directors approving the management agreement with Principal and the sub-advisory agreements with each Sub-Advisor is available in the semi-annual report to shareholders for the period ended April 30, 2006 and in the annual report to shareholders for the fiscal year ended October 31, 2006.

The Fund and Principal, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with the Manager, without obtaining shareholder approval. For any Fund that is relying on that order, Principal may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

Principal will continue to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the other purchasers, and the Fund states in its prospectus that it intends to rely on the order.

The shareholders of each of the Funds have approved the Fund's reliance on the order; however, only the Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners LargeCap Value I, Partners LargeCap Value II, Partners MidCap Growth, Partners MidCap Growth I, Partners MidCap Growth II, Partners MidCap Value, Partners MidCap Value I, Partners SmallCap Blend, Partners SmallCap Growth I, Partners SmallCap Growth II, Partners SmallCap Growth III, Partners SmallCap Value, Partners SmallCap Value I and Partners SmallCap Value II Funds intend to rely on the order.


DISTRIBUTION AGREEMENTS

Principal may pay compensation, from its own resources, to certain financial intermediaries for the distribution, promotion, and sale of Fund shares. If one mutual fund sponsor makes greater distribution assistance payments than another, your investment representative or his or her financial intermediary may have an incentive to recommend one fund complex over another.


PRICING OF FUND SHARES


Each Fund's shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading, generally New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in good order by us at our transaction processing center. In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):
  . on a day that the NYSE is open and
  . prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.


If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.


For all Funds, except the Money Market Fund, the share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

The securities of the Money Market Fund are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information.


NOTES:

.. If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund's NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to "fair value" some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund's NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If Principal believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund's NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

  The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased from Princor, the Fund's principal underwriter for Institutional Class shares. There are no sales charges on Institutional Class shares of the Fund. There are no restrictions on amounts to be invested in Institutional Class shares of the Fund.

Shareholder accounts for the Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Fund as evidence of ownership of Fund shares. Share certificates are not issued.


The Fund may reject or cancel any purchase orders for any reason. For example, the Fund does not permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders from market timers or investors that, in Principal's opinion, may be disruptive to the Fund. For these purposes, Principal may consider an investor's trading history in the Fund or other Funds sponsored by Principal Life and accounts under common ownership or control.


REDEMPTION OF FUND SHARES

You may redeem shares of the Fund upon request. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.



DISTRIBUTIONS IN KIND . Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund's portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

REDEMPTION FEES . The Fund board of directors has determined that it is not necessary to impose a fee upon the redemption of fund shares, because the Fund has adopted transfer restrictions as described in "Exchange of Fund Shares."

EXCHANGE OF FUND SHARES


An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. A shareholder, including a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary or an employee benefit plan imposes, Fund shares may be exchanged, without charge, for shares of any other Fund of Principal Investors Fund, provided that:
.. the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund, .. the share class of such other Fund is available through the plan, and .. the share class of such other Fund is available in the shareholder's state of residence.

All exchanges completed on the same day are considered a single exchange for purposes of this exchange limitation. In addition, the Fund will reject an order to purchase shares of any Fund, except shares of the Money Market Fund, if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions.

If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange restriction described above, Fund management may waive this restriction in lieu of the exchange limitation that the intermediary is able to impose if, in management's judgment, such limitation is reasonably likely to prevent excessive trading in Fund shares. In order to prevent excessive exchanges, and under other circumstances where the Fund Board of Directors or the Manager believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.

DIVIDENDS AND DISTRIBUTIONS

The Funds pay their net investment income to shareholders of record on the business day prior to the payment date. The payment schedule is as follows:

.. The Bond & Mortgage Securities, Government & High Quality Bond, Inflation
  Protection, and Short-Term Bond Funds pay their net investment income on a monthly basis. The payment date is the last business day of each month.
.. The Preferred Securities, SAM Flexible Income, Conservative Balanced,
  Conservative Growth, and Balanced Portfolios and the Real Estate Securities Fund each pay their net investment income on a quarterly basis. The payment date is the last business day of March, June, September, and December.
.. The other Funds (except Money Market, High Yield II, Income, Mortgage
  Securities, Short-Term Income, and Ultra Short Bond) pay their net investment income on an annual basis. The payment date is the last business day of the year.

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Dividend and capital gain distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

The Money Market Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund.


The Money Market Fund does not seek to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends.

The High Yield II, Income, Mortgage Securities, Short-Term Income, and Ultra Short Bond Fund declare dividends of all daily net investment income each day their shares are priced. Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates, consequently, differences, if any, will be included in the calculation of subsequent dividends. On the last business day of each month (or the previous business day) the Fund will pay out its accumulated declared dividends.

FUND ACCOUNT INFORMATION


FREQUENT TRADING AND MARKET-TIMING (ABUSIVE TRADING PRACTICES)
The Funds are not designed for frequent trading or market timing activity. The funds do not knowingly accommodate frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.

We consider frequent trading and market timing activities to be abusive trading practices because they:
.. Disrupt the management of the Funds by
  . forcing the Fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund and
  . causing unplanned portfolio turnover;
.. Hurt the portfolio performance of the Fund; and .. Increase expenses of the Fund due to
  . increased broker-dealer commissions and
  . increased recordkeeping and related costs.

Certain Funds may be at greater risk for abusive trading practices. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. If we are not able to identify such abusive trading practices, the abuses described above will negatively impact the Fund. The potential negative impact and harms of undetected excessive trading in shares of the underlying funds in which the Principal LifeTime Funds or Strategic Asset Management Portfolios invest could flow through to the Principal LifeTime Funds and Strategic Asset Management Portfolios as they would for any fund shareholder.


We have adopted policies and procedures to help us identify and prevent abusive trading practices. In addition, the Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.


If we, or a Fund, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:
.. Rejecting exchange instructions from shareholder or other person authorized by the shareholder to direct exchanges;
.. Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made by facsimile, overnight courier, telephone or via the internet;
.. Limiting the number of exchanges during a year;
.. Requiring a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
.. Taking such other action as directed by the Fund.

The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange. We will give you notice in writing in this instance.


ORDERS PLACED BY INTERMEDIARIES
Principal Investors Fund may have an agreement with your intermediary, such as a broker-dealer, third party administrator, or trust company, that permits the intermediary to accept orders on behalf of the Fund until 3 p.m. Central Time. The agreement may include authorization for your intermediary to designate other intermediaries ("sub-designees") to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 3 p.m. Central Time, transmits it to the Fund, and pays for it in accordance with the agreement, the Fund will price the order at the next NAV it computes after your intermediary or sub-designee received your order. NOTE: The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the NYSE closes at a time other than 3 p.m. Central Time.

SIGNATURE GUARANTEES
Certain transactions require that your signature be guaranteed. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member, or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable. Signature guarantees are required:
.. if you sell more than $100,000 from any one Fund;
.. if a sales proceeds check is payable to other than the account shareholder(s); .. to change ownership of an account;
.. to add telephone transaction services and/or wire privileges to an existing account;
.. to change bank account information designated under an existing telephone withdrawal plan;
.. to exchange or transfer among accounts with different ownership; and .. to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding 30 days.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share class described herein. Shareholders will be notified of any such action to the extent required by law.

FINANCIAL STATEMENTS
Shareholders will receive annual financial statements for the Funds, audited by the Funds' independent registered public accounting firm, Ernst & Young LLP. Shareholders will also receive a semiannual financial statement that is unaudited.

PORTFOLIO HOLDINGS INFORMATION


The Fund will publish month-end portfolio holdings information for the Funds described in this Prospectus on the principal.com website and the PrincipalFunds.com website on the last business day of the following month. The information will include all of each Fund's holdings, and may include information regarding the top ten holdings as well. The information will remain on the website until the Fund files portfolio holding information with the SEC for a period that includes the date on which the holdings are published on the websites. Also, from time to time, information relating to the impact of specific events, such as national disasters, corporate debt defaults, or similar events, on a Fund's portfolio will be published on the website.


Third parties who need portfolio holdings information to provide services to the Funds may be provided such information prior to its posting on the website, solely for legitimate business purposes and subject to confidentiality agreements. A description of the Funds' policies and procedures with respect to the disclosure of the portfolio securities is available in the Funds' Statement of Additional Information.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). Except as otherwise stated in the following paragraph, this information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in Principal Investors Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2006, which is available upon request, and incorporated by reference into the SAI.


The information for the Equity Income I, High Yield II, Income, MidCap Stock, Mortgage Securities, Short-Term Income, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, and West Coast Equity Funds has been derived from the financial statements for their predecessor funds. The financial statements for the predecessor funds were audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with each predecessor fund's financial statements, is included in the predecessor funds' Annual Report to Shareholders for the fiscal year ended October 31, 2006, which is available upon request, and incorporated by reference into the SAI. To request a free copy of the latest annual or semiannual report for the Fund or the Predecessor Funds, you may telephone 1-800-247-4123. The following table is a listing of Funds and their corresponding predecessor fund.

      PRINCIPAL INVESTORS FUND                     PREDECESSOR FUND
 Equity Income Fund I                   Equity Income Fund
 High Yield Fund II                     High Yield Fund
 Income Fund                            Income Fund
 MidCap Stock Fund                      Mid Cap Stock Fund
 Mortgage Securities Fund               U.S. Government Securities Fund
 Short-Term Income Fund                 Short Term Income Fund
 West Coast Equity Fund                 West Coast Equity Fund

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.


Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
BOND & MORTGAGE SECURITIES FUND
Institutional shares
Net Asset Value, Beginning of Period......................      $ 10.62     $ 10.90     $ 10.70      $ 10.63     $ 10.71
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.51        0.44        0.40         0.38        0.50
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.03      (0.28)        0.20         0.11      (0.02)
                          Total From Investment Operations         0.54        0.16        0.60         0.49        0.48
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.49)      (0.43)      (0.40)       (0.42)      (0.50)
     Distributions from Realized Gains....................           -       (0.01)          -            -       (0.06)
                         Total Dividends and Distributions       (0.49)      (0.44)      (0.40)       (0.42)      (0.56)
Net Asset Value, End of Period                                  $ 10.67     $ 10.62     $ 10.90      $ 10.70     $ 10.63
Total Return..............................................        5.27%       1.45%       5.74%        4.63%       4.76%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............   $1,397,636    $771,847    $373,880     $165,504     $42,163
     Ratio of Expenses to Average Net Assets..............        0.56%       0.77%       0.59%        0.55%       0.55%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(b).............        0.53%       0.55%       0.55%           -%          -%
     Ratio of Net Investment Income to Average Net Assets.        4.85%       4.07%       3.71%        3.51%       4.72%
     Portfolio Turnover Rate..............................       274.5% 202.1%(  c)      150.5%        91.0%       46.7%


                                                                   2006        2005        2004 2003(     d)
                                                                   ----        ----        ---- ----
DISCIPLINED LARGECAP BLEND FUND
Institutional shares
Net Asset Value, Beginning of Period......................      $ 14.37     $ 12.95     $ 12.12      $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.19        0.18        0.11         0.10
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.88        1.37        1.10         2.02
                          Total From Investment Operations         2.07        1.55        1.21         2.12
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.13)      (0.07)      (0.11)           -
     Distributions from Realized Gains....................       (0.20)      (0.06)      (0.27)           -
                         Total Dividends and Distributions       (0.33)      (0.13)      (0.38)           -
Net Asset Value, End of Period                                  $ 16.11     $ 14.37     $ 12.95      $ 12.12
Total Return..............................................       14.61%      12.07%      10.22%  21.20%(  e)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $974,790    $523,512    $247,979      $11,910
     Ratio of Expenses to Average Net Assets..............        0.59%       0.60%       0.60% 0.60%(    f)
     Ratio of Net Investment Income to Average Net Assets.        1.27%       1.25%       0.89%     1.02%(f)
     Portfolio Turnover Rate..............................        92.4% 86.7%(   g)      106.2%    109.2%(f)


(a)  Calculated based on average shares outstanding during the period.

(b) Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.

(c) Portfolio turnover rate excludes approximately $213,484,000 of securities from the acquisition of Principal Bond Fund, Inc.

(d)  Period from December 30, 2002, date operations  commenced,  through October
     31, 2003.

(e)  Total return amounts have not been annualized.

(f)  Computed on an  annualized  basis.

(g) Portfolio turnover rate excludes approximately $102,898,000 of securities from the acquisition of Principal Balanced Fund, Inc.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
DIVERSIFIED INTERNATIONAL FUND
Institutional shares
Net Asset Value, Beginning of Period......................      $ 11.45      $ 9.32      $ 8.01       $ 6.52      $ 7.46
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.18        0.14        0.11         0.06        0.02
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         3.28        2.25        1.26         1.50      (0.88)
                          Total From Investment Operations         3.46        2.39        1.37         1.56      (0.86)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.09)      (0.05)      (0.06)       (0.07)      (0.08)
     Distributions from Realized Gains....................       (0.46)      (0.21)          -            -           -
                         Total Dividends and Distributions       (0.55)      (0.26)      (0.06)       (0.07)      (0.08)
Net Asset Value, End of Period                                  $ 14.36     $ 11.45      $ 9.32       $ 8.01      $ 6.52
Total Return..............................................       31.29%      26.07%      17.24%       24.09%    (11.60)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $44,939     $31,357     $15,831       $8,611     $20,504
     Ratio of Expenses to Average Net Assets..............        0.90%       0.90%       0.89%        0.90%       0.90%
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 0.90%(   b)     0.90%(b)    0.90%(b)
     Ratio of Net Investment Income to Average Net Assets.        1.35%       1.37%       1.23%        0.91%       1.15%
     Portfolio Turnover Rate..............................       107.5% 202.7%(  c) 160.2%(  d) 162.2%(   e)       71.4%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
GOVERNMENT & HIGH QUALITY BOND FUND
Institutional shares
Net Asset Value, Beginning of Period......................      $ 10.10     $ 10.37     $ 10.35      $ 10.60     $ 10.55
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.45        0.39        0.37         0.36        0.50
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.03      (0.27)        0.08       (0.18)        0.09
                          Total From Investment Operations         0.48        0.12        0.45         0.18        0.59
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.46)      (0.39)      (0.43)       (0.43)      (0.54)
                         Total Dividends and Distributions       (0.46)      (0.39)      (0.43)       (0.43)      (0.54)
Net Asset Value, End of Period                                  $ 10.12     $ 10.10     $ 10.37      $ 10.35     $ 10.60
Total Return..............................................        4.84%       1.14%       4.47%        1.70%       5.86%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............          $10         $10         $10          $10     $20,777
     Ratio of Expenses to Average Net Assets..............        0.52%       0.41%       0.40%        0.40%       0.40%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(f).............        0.40%       0.40%          -%           -%          -%
     Ratio of Net Investment Income to Average Net Assets.        4.48%       3.84%       3.52%        3.45%       5.06%
     Portfolio Turnover Rate..............................       271.5% 542.3%(  g)       95.2%       219.5%       49.9%


(a)  Calculated based on average shares outstanding during the period.

(b)  Expense  ratio without  commission  rebates.

(c)  Portfolio turnover rate excludes  approximately  $279,644,000 of securities from the  acquisition of Principal  International  Fund, Inc. and Principal
     International   SmallCap  Fund,   Inc.  and   $19,133,000   from  portfolio
     realignment.

(d) Portfolio turnover rate excludes approximately $7,549,000 from portfolio realignment from the acquisition of International SmallCap Fund.

(e)  Portfolio  turnover  rate excludes  approximately  $8,876,000 of securities
     from  the   acquisitions   of  European  Fund,   Pacific  Basin  Fund,  and
     International SmallCap Fund and $5,654,000 from portfolio realignment.

(f) Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.

(g) Portfolio turnover rate excludes approximately $343,164,000 of securities from the acquisition of Principal Government Securities Fund Income, Inc.




                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
Institutional shares
Net Asset Value, Beginning of Period......................      $ 10.66     $ 10.71     $ 10.64      $ 10.62     $ 10.69
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.50        0.41        0.38         0.46        0.54
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.03      (0.26)        0.16         0.02        0.02
                          Total From Investment Operations         0.53        0.15        0.54         0.48        0.56
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.32)      (0.14)      (0.39)       (0.46)      (0.54)
     Distributions from Realized Gains....................       (0.01)      (0.06)      (0.08)           -       (0.09)
                         Total Dividends and Distributions       (0.33)      (0.20)      (0.47)       (0.46)      (0.63)
Net Asset Value, End of Period                                  $ 10.86     $ 10.66     $ 10.71      $ 10.64     $ 10.62
Total Return..............................................        5.12%       1.46%       5.23%        4.62%       5.56%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $13,377      $2,494         $10          $10         $10
     Ratio of Expenses to Average Net Assets..............        0.65%       0.72%       0.43%        0.40%       0.40%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(b).............        0.40%       0.40%       0.40%           -%          -%
     Ratio of Net Investment Income to Average Net Assets.        4.76%       3.90%       3.56%        4.32%       5.22%
     Portfolio Turnover Rate..............................       268.6% 177.4%(  c)      152.5%        71.3%       60.8%


                                                                   2006 2005(    d)
                                                                   ---- ----
HIGH YIELD FUND
Institutional shares
Net Asset Value, Beginning of Period......................      $ 10.24     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.73        0.54
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.09      (0.30)
                          Total From Investment Operations         0.82        0.24
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.45)          -
                         Total Dividends and Distributions       (0.45)          -
Net Asset Value, End of Period                                  $ 10.61     $ 10.24
Total Return..............................................        8.27%  2.40%(  e)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $95,691     $71,355
     Ratio of Expenses to Average Net Assets..............        0.65% 0.65%(   f)
     Ratio of Net Investment Income to Average Net Assets.        7.13%    6.29%(f)
     Portfolio Turnover Rate..............................       104.3%    93.2%(f)


(a)  Calculated  based on average  shares  outstanding  during the  period.

(b) Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.

(c) Portfolio turnover rate excludes approximately $15,223,000 of securities from the acquisition of High Quality Long-Term Bond Fund.

(d)  Period from December 29, 2004, date operations  commenced,  through October
     31, 2005.

(e)  Total return amounts have not been annualized.

(f)  Computed on an annualized basis.





                                                                   2006 2005(    a)
                                                                   ---- ----
INFLATION PROTECTION FUND
Institutional shares
Net Asset Value, Beginning of Period......................       $ 9.81     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.50        0.45
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................       (0.23)      (0.30)
                          Total From Investment Operations         0.27        0.15
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.50)      (0.34)
     Distributions from Realized Gains....................       (0.01)          -
                         Total Dividends and Distributions       (0.51)      (0.34)
Net Asset Value, End of Period                                   $ 9.57      $ 9.81
Total Return..............................................        2.77%  1.49%(  c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $110,930     $70,984
     Ratio of Expenses to Average Net Assets..............        1.53% 1.36%(   d)
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(e).............        0.40%    0.40%(d)
     Ratio of Net Investment Income to Average Net Assets.        5.22%    5.32%(d)
     Portfolio Turnover Rate..............................        51.4%    45.5%(d)


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
INTERNATIONAL EMERGING MARKETS FUND
Institutional shares
Net Asset Value, Beginning of Period......................      $ 19.46     $ 15.16     $ 13.06       $ 8.72      $ 8.31
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.24        0.28        0.16         0.03        0.09
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         7.09        5.18        2.10         4.31        0.42
                          Total From Investment Operations         7.33        5.46        2.26         4.34        0.51
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.17)          -       (0.16)           -       (0.10)
     Distributions from Realized Gains....................       (1.93)      (1.16)          -            -           -
                         Total Dividends and Distributions       (2.10)      (1.16)      (0.16)           -       (0.10)
Net Asset Value, End of Period                                  $ 24.69     $ 19.46     $ 15.16      $ 13.06      $ 8.72
Total Return..............................................       40.45%      37.88%      17.46%       49.77%       6.03%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $65,405      $1,507         $15          $13      $2,517
     Ratio of Expenses to Average Net Assets..............        1.34%       1.35%       1.34%        1.35%       1.35%
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.35%(   f)     1.35%(f)          -%
     Ratio of Net Investment Income to Average Net Assets.        1.01%       1.47%       1.16%        0.34%       0.73%
     Portfolio Turnover Rate..............................       134.0% 181.2%(  g)      146.9%       144.7%      151.0%


(a)  Period from December 29, 2004, date operations  commenced,  through October
     31, 2005.

(b)  Calculated based on average shares  outstanding during the period.

(c)  Total return amounts have not been annualized.

(d)  Computed on an  annualized  basis.

(e) Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.

(f)  Expense  ratio without  commission  rebates.

(g) Portfolio turnover rate excludes approximately $24,418,000 of securities from the acquisition of Principal International Emerging Markets Fund, Inc.




                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
INTERNATIONAL GROWTH FUND
Institutional shares
Net Asset Value, Beginning of Period......................      $ 11.44     $ 10.07      $ 8.38       $ 6.63      $ 7.58
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.12        0.14        0.13         0.10      (0.01)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.84        2.20        1.66         1.65      (0.86)
                          Total From Investment Operations         2.96        2.34        1.79         1.75      (0.87)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.11)      (0.10)      (0.10)           -       (0.08)
     Distributions from Realized Gains....................       (0.99)      (0.87)          -            -           -
                         Total Dividends and Distributions       (1.10)      (0.97)      (0.10)           -       (0.08)
Net Asset Value, End of Period                                  $ 13.30     $ 11.44     $ 10.07       $ 8.38      $ 6.63
Total Return..............................................       27.80%      24.71%      21.54%       26.40%    (11.58)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............   $1,129,504    $644,994    $354,090     $208,785    $117,442
     Ratio of Expenses to Average Net Assets..............        0.99%       1.00%       1.00%        1.00%       0.99%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%          -% 1.00%(    b)    1.00%(b)
     Ratio of Net Investment Income to Average Net Assets.        0.99%       1.33%       1.42%        1.37%       0.93%
     Portfolio Turnover Rate..............................       134.7%      139.5%      156.2%       135.3%       96.9%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
LARGECAP GROWTH FUND
Institutional shares
Net Asset Value, Beginning of Period......................       $ 7.09      $ 6.09      $ 5.86       $ 5.09      $ 6.17
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.05        0.04        0.02         0.02      (0.03)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.70        1.00        0.22         0.75      (1.05)
                          Total From Investment Operations         0.75        1.04        0.24         0.77      (1.08)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.01)      (0.04)      (0.01)           -           -
                         Total Dividends and Distributions       (0.01)      (0.04)      (0.01)           -           -
Net Asset Value, End of Period                                   $ 7.83      $ 7.09      $ 6.09       $ 5.86      $ 5.09
Total Return..............................................       10.57%      17.05%       4.05%       15.22%    (17.50)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $487,805    $278,730    $121,840      $60,790     $23,787
     Ratio of Expenses to Average Net Assets..............        0.54%       0.55%       0.55%        0.55%       0.55%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    0.55%(b)     0.55%(b)          -%
     Ratio of Net Investment Income to Average Net Assets.        0.65%       0.63%       0.34%        0.38%       0.34%
     Portfolio Turnover Rate..............................        93.5% 169.0%(  c)       59.8% 59.2%(    d)       29.6%



(a)  Calculated based on average shares outstanding during the period.

(b)  Expense  ratio without  commission  rebates.

(c) Portfolio turnover rate excludes approximately $289,113,000 of securities from the acquisition of Principal Growth Fund, Inc.

(d) Portfolio turnover rate excludes approximately $2,976,000 of securities from the acquisition of Technology Fund and $875,000 from portfolio realignment.




                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
LARGECAP S&P 500 INDEX FUND
Institutional shares
Net Asset Value, Beginning of Period......................       $ 8.67      $ 8.67      $ 8.04       $ 6.76      $ 8.09
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.16        0.13        0.13         0.12        0.11
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.23        0.59        0.60         1.24      (1.35)
                          Total From Investment Operations         1.39        0.72        0.73         1.36      (1.24)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.14)      (0.13)      (0.10)       (0.08)      (0.09)
     Distributions from Realized Gains....................       (0.04)      (0.59)          -            -           -
                         Total Dividends and Distributions       (0.18)      (0.72)      (0.10)       (0.08)      (0.09)
Net Asset Value, End of Period                                   $ 9.88      $ 8.67      $ 8.67       $ 8.04      $ 6.76
Total Return..............................................       16.22%       8.48%       9.10%       20.35%    (15.54)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $30,128      $4,270         $10     $114,300          $7
     Ratio of Expenses to Average Net Assets..............        0.15%       0.15%       0.15%        0.15%       0.15%
     Ratio of Net Investment Income to Average Net Assets.        1.74%       1.65%       1.55%        1.54%       1.44%
     Portfolio Turnover Rate..............................         3.7% 11.5%(   b)       67.3%         1.1%       67.9%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
LARGECAP VALUE FUND
Institutional shares
Net Asset Value, Beginning of Period......................      $ 11.36     $ 10.67      $ 9.82       $ 8.27      $ 9.14
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.23        0.20        0.16         0.14        0.13
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.98        1.00        0.81         1.50      (0.90)
                          Total From Investment Operations         2.21        1.20        0.97         1.64      (0.77)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.15)      (0.13)      (0.12)       (0.09)      (0.10)
     Distributions from Realized Gains....................       (0.29)      (0.38)          -            -           -
                         Total Dividends and Distributions       (0.44)      (0.51)      (0.12)       (0.09)      (0.10)
Net Asset Value, End of Period                                  $ 13.13     $ 11.36     $ 10.67       $ 9.82      $ 8.27
Total Return..............................................       19.99%      11.54%       9.97%       19.97%     (8.54)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $354,854    $197,923     $97,881      $59,663     $27,086
     Ratio of Expenses to Average Net Assets..............        0.45%       0.45%       0.44%        0.45%       0.45%
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 0.45%(   c)     0.45%(c)    0.45%(c)
     Ratio of Net Investment Income to Average Net Assets.        1.91%       1.77%       1.51%        1.59%       1.58%
     Portfolio Turnover Rate..............................        92.8% 181.1%(  d)      228.4%       179.1%      128.9%


(a)  Calculated  based on average  shares  outstanding  during the  period.

(b) Portfolio turnover rate excludes approximately $71,356,000 of securities from the acquisition of Principal LargeCap Stock Index Fund, Inc.

(c)  Expense ratio without commission rebates.

(d) Portfolio turnover rate excludes approximately $329,124,000 of securities from the acquisition of Principal Capital Value Fund, Inc.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MIDCAP BLEND FUND
Institutional shares
Net Asset Value, Beginning of Period......................      $ 13.79     $ 12.90     $ 11.28       $ 9.01      $ 9.29
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.09        0.15        0.02         0.01        0.08
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.83        1.64        1.76         2.35      (0.28)
                          Total From Investment Operations         1.92        1.79        1.78         2.36      (0.20)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.08)      (0.03)      (0.11)       (0.04)      (0.08)
     Distributions from Realized Gains....................       (0.71)      (0.87)      (0.05)           -           -
     Tax Return of Capital Distribution...................           -           -           -        (0.05)          -
                         Total Dividends and Distributions       (0.79)      (0.90)      (0.16)       (0.09)      (0.08)
Net Asset Value, End of Period                                  $ 14.92     $ 13.79     $ 12.90      $ 11.28      $ 9.01
Total Return..............................................       14.43%      14.42%      15.89%       26.42%     (2.23)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............          $13         $12         $11         $697          $9
     Ratio of Expenses to Average Net Assets..............        0.64%       0.65%       0.64%        0.65%       0.65%
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 0.65%(   b)     0.65%(b)    0.65%(b)
     Ratio of Net Investment Income to Average Net Assets.        0.65%       1.15%       1.71%        0.69%       0.86%
     Portfolio Turnover Rate..............................        43.4% 133.8%(  c) 60.8%(   d) 35.3%(    e)       62.0%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MIDCAP GROWTH FUND
Institutional shares
Net Asset Value, Beginning of Period......................       $ 6.24      $ 5.37      $ 5.21       $ 4.00      $ 5.72
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.01)      (0.01)      (0.01)       (0.02)      (0.01)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.45        0.88        0.17         1.23      (1.71)
                          Total From Investment Operations         0.44        0.87        0.16         1.21      (1.72)
Less Dividends and Distributions:
Net Asset Value, End of Period                                   $ 6.68      $ 6.24      $ 5.37       $ 5.21      $ 4.00
Total Return..............................................        7.05%      16.20%       3.07%       30.25%    (30.07)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $3,945         $11      $5,937       $5,861          $5
     Ratio of Expenses to Average Net Assets..............        0.65%       0.65%       0.65%        0.65%       0.65%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    0.65%(b)     0.65%(b)    0.65%(b)
     Ratio of Net Investment Income to Average Net Assets.      (0.18)%     (0.18)%     (0.13)%      (0.39)%     (0.28)%
     Portfolio Turnover Rate..............................       146.1%      233.8%      324.2%       290.7%      276.9%


(a)  Calculated based on average shares outstanding during the period.

(b)  Expense  ratio without  commission  rebates.

(c) Portfolio turnover rate excludes approximately $574,898,000 of securities from the acquisition of Principal MidCap Fund, Inc.

(d) Portfolio turnover rate excludes approximately $3,858,000 from portfolio realignment from the acquisition of Partners MidCap Blend Fund.

(e) Portfolio turnover rate excludes approximately $6,912,000 of securities from the acquisition of Partners MidCap Blend Fund and $2,567,000 from portfolio realignment.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MIDCAP S&P 400 INDEX FUND
Institutional shares
Net Asset Value, Beginning of Period......................      $ 13.54     $ 11.90     $ 10.95       $ 8.48      $ 9.13
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.17        0.14        0.12         0.09        0.09
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.57        1.88        1.05         2.45      (0.58)
                          Total From Investment Operations         1.74        2.02        1.17         2.54      (0.49)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.14)      (0.05)      (0.10)       (0.07)      (0.09)
     Distributions from Realized Gains....................       (0.55)      (0.33)      (0.12)           -       (0.07)
                         Total Dividends and Distributions       (0.69)      (0.38)      (0.22)       (0.07)      (0.16)
Net Asset Value, End of Period                                  $ 14.59     $ 13.54     $ 11.90      $ 10.95      $ 8.48
Total Return..............................................       13.27%      17.25%      10.74%       30.23%     (5.61)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $12,591      $1,305         $12          $11          $8
     Ratio of Expenses to Average Net Assets..............        0.15%       0.15%       0.15%        0.15%       0.15%
     Ratio of Net Investment Income to Average Net Assets.        1.22%       1.05%       1.01%        1.03%       0.95%
     Portfolio Turnover Rate..............................        31.7%       52.1%       55.9%        41.4%       48.5%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MIDCAP VALUE FUND
Institutional shares
Net Asset Value, Beginning of Period......................      $ 14.79     $ 12.92     $ 11.77       $ 9.73      $ 9.96
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.20        0.19        0.13         0.08        0.11
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.03        2.53        1.15         2.07        0.04
                          Total From Investment Operations         2.23        2.72        1.28         2.15        0.15
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.15)      (0.03)      (0.13)       (0.11)      (0.11)
     Distributions from Realized Gains....................       (2.08)      (0.82)          -            -       (0.27)
                         Total Dividends and Distributions       (2.23)      (0.85)      (0.13)       (0.11)      (0.38)
Net Asset Value, End of Period                                  $ 14.79     $ 14.79     $ 12.92      $ 11.77      $ 9.73
Total Return..............................................       16.83%  22.00%( b)      10.98%       22.33%       1.19%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $5,893      $5,054        $806          $92          $9
     Ratio of Expenses to Average Net Assets..............        0.65%       0.65%       0.59%        0.65%       0.64%
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 0.67%(   c)     0.65%(c)    0.65%(c)
     Ratio of Net Investment Income to Average Net Assets.        1.40%       1.31%       1.03%        0.86%       1.08%
     Portfolio Turnover Rate..............................       102.8%      167.8%      225.4%       186.5%      172.2%


(a)  Calculated  based on average  shares  outstanding  during the  period.

(b)  During 2005, the Class  experienced a significant  withdrawal of monies. As the remaining  shareholders  held  relatively  small  positions,  the total return amounts expressed herein are greater than those that would have been experienced  without the withdrawal.  In addition,  the Class experienced a
     reimbursement   from  the  Manager  relating  to  a  prior  period  expense
     adjustment.The total return amounts expressed herein are greater than those that would have been experienced without the reimbursement.

(c)  Expense ratio without commission  rebates.




                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MONEY MARKET FUND
Institutional shares
Net Asset Value, Beginning of Period......................       $ 1.00      $ 1.00      $ 1.00       $ 1.00      $ 1.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.04        0.03        0.01         0.01        0.02
                          Total From Investment Operations         0.04        0.03        0.01         0.01        0.02
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.04)      (0.03)      (0.01)       (0.01)      (0.02)
                         Total Dividends and Distributions       (0.04)      (0.03)      (0.01)       (0.01)      (0.02)
Net Asset Value, End of Period                                   $ 1.00      $ 1.00      $ 1.00       $ 1.00      $ 1.00
Total Return..............................................        4.55%       2.56%       0.85%        0.89%       1.64%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $26,403    $140,592     $56,277      $23,684      $1,522
     Ratio of Expenses to Average Net Assets..............        0.40%       0.40%       0.40%        0.40%       0.40%
     Ratio of Net Investment Income to Average Net Assets.        4.11%       2.67%       0.89%        0.78%       1.53%


                                                                   2006 2005(    b)
                                                                   ---- ----
PARTNERS GLOBAL EQUITY FUND
Institutional shares
Net Asset Value, Beginning of Period......................      $ 10.25     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.12        0.07
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.86        0.18
                          Total From Investment Operations         1.98        0.25
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.07)          -
                         Total Dividends and Distributions       (0.07)          -
Net Asset Value, End of Period                                  $ 12.16     $ 10.25
Total Return..............................................       19.39%  2.50%(  c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $20,145     $11,184
     Ratio of Expenses to Average Net Assets..............        0.95% 0.95%(   d)
     Ratio of Net Investment Income to Average Net Assets.        1.02%    1.10%(d)
     Portfolio Turnover Rate..............................        61.2%    37.1%(d)


(a)  Calculated based on average shares outstanding during the period.

(b)  Period from March 1, 2005, date operations  commenced,  through October 31,
     2005.

(c)  Total return amounts have not been annualized.

(d)  Computed on an annualized basis.




                                                                   2006        2005 2004(    a)
                                                                   ----        ---- ----
PARTNERS INTERNATIONAL FUND
Institutional shares
Net Asset Value, Beginning of Period......................      $ 12.74     $ 10.89     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.18        0.17        0.06
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         3.05        1.82        0.83
                          Total From Investment Operations         3.23        1.99        0.89
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.10)      (0.05)          -
     Distributions from Realized Gains....................       (0.41)      (0.09)          -
                         Total Dividends and Distributions       (0.51)      (0.14)          -
Net Asset Value, End of Period                                  $ 15.46     $ 12.74     $ 10.89
Total Return..............................................       26.22%      18.33%  8.90%(  c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $874,559    $537,573    $193,488
     Ratio of Expenses to Average Net Assets..............        1.09%       1.10% 1.09%(   d)
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.10%(d),(e)
     Ratio of Net Investment Income to Average Net Assets.        1.26%       1.31%    0.63%(d)
     Portfolio Turnover Rate..............................        66.1%       60.1%    78.8%(d)


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS LARGECAP BLEND FUND
Institutional shares
Net Asset Value, Beginning of Period......................      $ 10.37     $ 10.14      $ 9.40       $ 8.17      $ 9.11
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.12        0.12        0.08         0.10        0.06
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.47        0.78        0.75         1.17      (0.93)
                          Total From Investment Operations         1.59        0.90        0.83         1.27      (0.87)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.09)      (0.10)      (0.09)       (0.04)      (0.07)
     Distributions from Realized Gains....................       (0.44)      (0.57)          -            -           -
                         Total Dividends and Distributions       (0.53)      (0.67)      (0.09)       (0.04)      (0.07)
Net Asset Value, End of Period                                  $ 11.43     $ 10.37     $ 10.14       $ 9.40      $ 8.17
Total Return..............................................       15.84%       9.03%       8.84%       15.68%     (9.66)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $627,235    $557,357    $464,035     $289,273    $138,527
     Ratio of Expenses to Average Net Assets..............        0.74%       0.75%       0.72%        0.74%       0.73%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    0.75%(e)     0.75%(e)    0.75%(e)
     Ratio of Net Investment Income to Average Net Assets.        1.11%       1.21%       0.85%        1.13%       1.23%
     Portfolio Turnover Rate..............................        52.1% 51.8%(   f)       93.9%        41.7%       71.9%


(a)  Period from December 29, 2003, date operations  commenced,  through October
     31, 2004.

(b)  Calculated based on average shares outstanding during the period.

(c)  Total  return  amounts  have  not  been  annualized.

(d)  Computed on an annualized basis.

(e)  Expense  ratio without  commission  rebates.

(f) Portfolio turnover rate excludes approximately $72,822,000 of securities from the acquisition of Principal Partners LargeCap Blend Fund, Inc. and
     $136,000 from portfolio realignment.




                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS LARGECAP BLEND FUND I
Institutional shares
Net Asset Value, Beginning of Period......................       $ 8.38      $ 7.72      $ 7.13       $ 6.03      $ 7.55
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.06        0.13        0.08         0.08        0.07
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.16        0.63        0.59         1.09      (1.51)
                          Total From Investment Operations         1.22        0.76        0.67         1.17      (1.44)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.09)      (0.06)      (0.08)       (0.07)      (0.08)
     Distributions from Realized Gains....................       (0.03)      (0.04)          -            -           -
                         Total Dividends and Distributions       (0.12)      (0.10)      (0.08)       (0.07)      (0.08)
Net Asset Value, End of Period                                   $ 9.48      $ 8.38      $ 7.72       $ 7.13      $ 6.03
Total Return..............................................       14.67%       9.86%       9.42%       19.52%    (19.29)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $95,233          $9          $9           $8          $7
     Ratio of Expenses to Average Net Assets..............        0.45%       0.45%       0.45%        0.44%       0.45%
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 0.45%(   b)     0.45%(b)          -%
     Ratio of Net Investment Income to Average Net Assets.        0.65%       1.58%       1.10%        1.21%       1.05%
     Portfolio Turnover Rate..............................        65.1% 148.8%(  c)       76.5%        82.9%       89.4%


(a)  Calculated based on average shares outstanding during the period.

(b)  Expense  ratio without  commission  rebates.

(c) Portfolio turnover rate excludes approximately $149,848,000 of securities from the acquisition of Principal Partners Blue Chip Fund, Inc. and
     $268,000 from portfolio realignment.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS LARGECAP GROWTH FUND I
Institutional shares
Net Asset Value, Beginning of Period......................       $ 8.11      $ 7.28      $ 7.00       $ 6.09      $ 7.50
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.04        0.04        0.02         0.02          -
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.52        0.83        0.28         0.90      (1.41)
                          Total From Investment Operations         0.56        0.87        0.30         0.92      (1.41)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.04)      (0.02)       (0.01)          -
     Distributions from Realized Gains....................       (0.31)          -           -            -           -
                         Total Dividends and Distributions       (0.31)      (0.04)      (0.02)       (0.01)          -
Net Asset Value, End of Period                                   $ 8.36      $ 8.11      $ 7.28       $ 7.00      $ 6.09
Total Return..............................................        6.86%      11.98%       4.28%       15.14%    (18.80)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $926,591    $775,660    $625,707     $513,520    $289,691
     Ratio of Expenses to Average Net Assets..............        0.74%       0.74%       0.68%        0.75%       0.75%
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 0.75%(   b)     0.75%(b)          -%
     Ratio of Net Investment Income to Average Net Assets.        0.52%       0.48%       0.23%        0.39%       0.25%
     Portfolio Turnover Rate..............................        58.5% 66.5%(   c)      157.8%       130.9%      182.9%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS LARGECAP GROWTH FUND II
Institutional shares
Net Asset Value, Beginning of Period......................       $ 8.17      $ 7.76      $ 7.30       $ 6.19      $ 7.44
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.01        0.01      (0.01)           -           -
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.91        0.56        0.47         1.11      (1.25)
                          Total From Investment Operations         0.92        0.57        0.46         1.11      (1.25)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.01)      (0.03)          -            -           -
     Distributions from Realized Gains....................       (0.09)      (0.13)          -            -           -
                         Total Dividends and Distributions       (0.10)      (0.16)          -            -           -
Net Asset Value, End of Period                                   $ 8.99      $ 8.17      $ 7.76       $ 7.30      $ 6.19
Total Return..............................................       11.30%       7.31%       6.30%       17.93%    (16.80)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $766,512    $715,195    $170,809      $56,784      $3,266
     Ratio of Expenses to Average Net Assets..............        0.99%       1.00%       1.00%        1.00%       1.00%
     Ratio of Net Investment Income to Average Net Assets.        0.11%       0.12%     (0.10)%      (0.05)%     (0.07)%
     Portfolio Turnover Rate..............................       143.4%       95.2%      124.7%       193.9%      176.7%


(a)  Calculated based on average shares outstanding during the period.

(b)  Expense  ratio without  commission  rebates.

(c) Portfolio turnover rate excludes approximately $62,466,000 of securities from the acquisition of Principal Partners Equity Growth Fund, Inc.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS LARGECAP VALUE FUND
Institutional shares
Net Asset Value, Beginning of Period......................      $ 13.54     $ 12.67     $ 11.42       $ 9.39     $ 10.45
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.25        0.21        0.18         0.18        0.11
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.51        0.94        1.24         1.95      (1.07)
                          Total From Investment Operations         2.76        1.15        1.42         2.13      (0.96)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.18)      (0.18)      (0.17)       (0.10)      (0.06)
     Distributions from Realized Gains....................       (0.51)      (0.10)          -            -       (0.04)
                         Total Dividends and Distributions       (0.69)      (0.28)      (0.17)       (0.10)      (0.10)
Net Asset Value, End of Period                                  $ 15.61     $ 13.54     $ 12.67      $ 11.42      $ 9.39
Total Return..............................................       21.18%       9.14%      12.56%       22.86%     (9.32)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............   $2,028,156  $1,397,435  $1,170,226     $964,633    $441,889
     Ratio of Expenses to Average Net Assets..............        0.77%       0.78%       0.78%        0.77%       0.80%
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 0.80%(   b)     0.80%(b)    0.80%(b)
     Ratio of Net Investment Income to Average Net Assets.        1.73%       1.58%       1.50%        1.79%       1.59%
     Portfolio Turnover Rate..............................        20.7% 28.1%(   c)       26.4%        16.2%        7.8%


                                                                   2006        2005 2004(    d)
                                                                   ----        ---- ----
PARTNERS LARGECAP VALUE FUND I
Institutional shares
Net Asset Value, Beginning of Period......................      $ 11.80     $ 10.53     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.16        0.14        0.05
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.04        1.17        0.48
                          Total From Investment Operations         2.20        1.31        0.53
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.10)      (0.04)          -
     Distributions from Realized Gains....................       (0.13)          -           -
                         Total Dividends and Distributions       (0.23)      (0.04)          -
Net Asset Value, End of Period                                  $ 13.77     $ 11.80     $ 10.53
Total Return..............................................       18.85%      12.49%  5.30%(  e)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $563,868    $287,911      $5,225
     Ratio of Expenses to Average Net Assets..............        0.80%       0.80% 0.80%(   f)
     Ratio of Net Investment Income to Average Net Assets.        1.29%       1.26%    1.22%(f)
     Portfolio Turnover Rate..............................        41.3%       58.9%    32.7%(f)


(a)  Calculated based on average shares outstanding during the period.

(b)  Expense  ratio without  commission  rebates.

(c) Portfolio turnover rate excludes approximately $72,312,000 of securities from the acquisition of Principal Partners LargeCap Value Fund, Inc. and
     $331,000 from portfolio realignment.

(d)  Period from June 1, 2004,  date operations  commenced,  through October 31,
     2004.

(e)  Total return amounts have not been annualized.

(f)  Computed on an annualized basis.




                                                                   2006 2005(    a)
                                                                   ---- ----
PARTNERS LARGECAP VALUE FUND II
Institutional shares
Net Asset Value, Beginning of Period......................      $ 10.14     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.18        0.12
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.62        0.02
                          Total From Investment Operations         1.80        0.14
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.11)          -
     Distributions from Realized Gains....................       (0.12)          -
                         Total Dividends and Distributions       (0.23)          -
Net Asset Value, End of Period                                  $ 11.71     $ 10.14
Total Return..............................................       18.08%  1.40%(  c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $242,210    $196,340
     Ratio of Expenses to Average Net Assets..............        0.85% 0.85%(   d)
     Ratio of Net Investment Income to Average Net Assets.        1.72%    1.46%(d)
     Portfolio Turnover Rate..............................        14.8%    19.8%(d)


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS MIDCAP GROWTH FUND
Institutional shares
Net Asset Value, Beginning of Period......................       $ 8.80      $ 7.45      $ 7.20       $ 5.10      $ 6.31
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.02)      (0.06)      (0.04)       (0.04)      (0.05)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.85        1.41        0.29         2.14      (1.16)
                          Total From Investment Operations         0.83        1.35        0.25         2.10      (1.21)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.07)          -           -            -           -
                         Total Dividends and Distributions       (0.07)          -           -            -           -
Net Asset Value, End of Period                                   $ 9.56      $ 8.80      $ 7.45       $ 7.20      $ 5.10
Total Return..............................................        9.41%      18.12%       3.47%       41.18%    (19.18)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $324,293    $275,439          $9           $8          $6
     Ratio of Expenses to Average Net Assets..............        1.00%       1.00%       0.89%        0.99%       1.00%
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.00%(   e)     1.00%(e)          -%
     Ratio of Net Investment Income to Average Net Assets.      (0.22)%     (0.65)%     (0.60)%      (0.76)%     (0.78)%
     Portfolio Turnover Rate..............................       145.8% 185.7%(  f)      163.7%       163.3%      225.6%


(a)  Period from December 29, 2004, date operations  commenced,  through October
     31, 2005.

(b)  Calculated based on average shares outstanding during the period.

(c)  Total  return  amounts  have  not  been  annualized.

(d)  Computed on an annualized basis.

(e)  Expense  ratio without  commission  rebates.

(f) Portfolio turnover rate excludes approximately $34,689,000 of securities from the acquisition of Principal Partners MidCap Growth Fund, Inc. and
     $23,000 from portfolio realignment.




                                                                   2006        2005 2004(    a)
                                                                   ----        ---- ----
PARTNERS MIDCAP GROWTH FUND I
Institutional shares
Net Asset Value, Beginning of Period......................      $ 11.90     $ 10.18     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............           -       (0.03)      (0.04)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.62        1.75        0.22
                          Total From Investment Operations         1.62        1.72        0.18
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.72)          -           -
                         Total Dividends and Distributions       (0.72)          -           -
Net Asset Value, End of Period                                  $ 12.80     $ 11.90     $ 10.18
Total Return..............................................       13.97%      16.90%  1.80%(  c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $249,162    $250,351    $128,884
     Ratio of Expenses to Average Net Assets..............        1.00%       1.00% 0.98%(   d)
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.00%(d),(e)
     Ratio of Net Investment Income to Average Net Assets.        0.01%     (0.30)%  (0.49)%(d)
     Portfolio Turnover Rate..............................       133.4%       84.5%    91.1%(d)


                                                                   2006 2005(    f)
                                                                   ---- ----
PARTNERS MIDCAP GROWTH FUND II
Institutional shares
Net Asset Value, Beginning of Period......................      $ 10.80     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.02)      (0.03)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.16        0.83
                          Total From Investment Operations         1.14        0.80
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.04)          -
                         Total Dividends and Distributions       (0.04)          -
Net Asset Value, End of Period                                  $ 11.90     $ 10.80
Total Return..............................................       10.60%    8.00%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $538,894    $445,559
     Ratio of Expenses to Average Net Assets..............        1.00%    1.00%(d)
     Ratio of Net Investment Income to Average Net Assets.      (0.14)%  (0.29)%(d)
     Portfolio Turnover Rate..............................       160.5%   126.4%(d)


(a)  Period from December 29, 2003, date operations  commenced,  through October
     31, 2004.

(b)  Calculated based on average shares outstanding during the period.

(c)  Total  return  amounts  have  not  been  annualized.

(d)  Computed on an annualized basis.

(e)  Expense ratio without commission rebates.

(f)  Period from December 29, 2004, date operations  commenced,  through October
     31, 2005.




                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS MIDCAP VALUE FUND
Institutional shares
Net Asset Value, Beginning of Period......................      $ 15.12     $ 13.92     $ 12.04       $ 9.34      $ 9.43
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.11        0.03        0.02         0.01      (0.02)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.19        2.15        2.03         2.69      (0.04)
                          Total From Investment Operations         2.30        2.18        2.05         2.70      (0.06)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.04)          -       (0.01)           -       (0.01)
     Distributions from Realized Gains....................       (1.33)      (0.98)      (0.16)           -           -
     Tax Return of Capital Distribution...................           -           -           -            -       (0.02)
                         Total Dividends and Distributions       (1.37)      (0.98)      (0.17)           -       (0.03)
Net Asset Value, End of Period                                  $ 16.05     $ 15.12     $ 13.92      $ 12.04      $ 9.34
Total Return..............................................       16.01%      16.18%      17.15%       28.91%     (0.67)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $466,928    $390,104    $215,174      $78,679     $21,210
     Ratio of Expenses to Average Net Assets..............        1.00%       1.00%       0.97%        0.98%       1.00%
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.00%(   b)     1.00%(b)          -%
     Ratio of Net Investment Income to Average Net Assets.        0.73%       0.23%       0.19%        0.07%          -%
     Portfolio Turnover Rate..............................       151.4%       87.9%       49.9%        49.7%       80.0%


                                                                   2006        2005 2004(    c)
                                                                   ----        ---- ----
PARTNERS MIDCAP VALUE FUND I
Institutional shares
Net Asset Value, Beginning of Period......................      $ 13.34     $ 11.46     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.09        0.06        0.05
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.96        2.00        1.41
                          Total From Investment Operations         2.05        2.06        1.46
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.05)      (0.05)          -
     Distributions from Realized Gains....................       (1.12)      (0.13)          -
                         Total Dividends and Distributions       (1.17)      (0.18)          -
Net Asset Value, End of Period                                  $ 14.22     $ 13.34     $ 11.46
Total Return..............................................       16.44%      18.16%  14.60%( d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $729,727    $515,611    $302,583
     Ratio of Expenses to Average Net Assets..............        1.00%       1.00% 1.00%(   e)
     Ratio of Net Investment Income to Average Net Assets.        0.68%       0.49%    0.57%(e)
     Portfolio Turnover Rate..............................        52.4%       59.4%    66.0%(e)


(a) Calculated based on average shares outstanding during the period.

(b) Expense ratio without commission rebates.

(c)  Period from December 29, 2003, date operations  commenced,  through October
     31, 2004.

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.




                                                                   2006        2005        2004 2003(     a)
                                                                   ----        ----        ---- ----
PARTNERS SMALLCAP BLEND FUND
Institutional shares
Net Asset Value, Beginning of Period......................      $ 16.54     $ 14.95     $ 13.62      $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.01          -         0.07           -
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.47        1.87        2.07         3.62
                          Total From Investment Operations         1.48        1.87        2.14         3.62
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.01)      (0.03)          -            -
     Distributions from Realized Gains....................       (1.15)      (0.25)      (0.81)           -
                         Total Dividends and Distributions       (1.16)      (0.28)      (0.81)           -
Net Asset Value, End of Period                                  $ 16.86     $ 16.54     $ 14.95      $ 13.62
Total Return..............................................        9.14%      12.59%      16.50%  36.20%(  c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $220,551    $235,767    $159,678       $4,868
     Ratio of Expenses to Average Net Assets..............        1.00%       1.00%       0.94% 0.97%(    d)
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.00%(   e) 1.00%(d),(e)
     Ratio of Net Investment Income to Average Net Assets.        0.08%       0.01%       0.53%   (0.04)%(d)
     Portfolio Turnover Rate..............................       109.8%      110.2%      117.5%    111.5%(d)


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS SMALLCAP GROWTH FUND I
Institutional shares
Net Asset Value, Beginning of Period......................       $ 8.59      $ 7.78      $ 7.10       $ 5.12      $ 7.35
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.08)      (0.07)      (0.07)       (0.05)      (0.04)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.04        0.88        0.75         2.03      (2.19)
                          Total From Investment Operations         0.96        0.81        0.68         1.98      (2.23)
Net Asset Value, End of Period                                   $ 9.55      $ 8.59      $ 7.78       $ 7.10      $ 5.12
Total Return..............................................       11.18%      10.41%       9.58%       38.67%    (30.34)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $95,185    $122,265     $71,754      $60,637     $91,760
     Ratio of Expenses to Average Net Assets..............        1.10%       1.10%       1.10%        1.09%       1.10%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.10%(e)     1.10%(e)          -%
     Ratio of Net Investment Income to Average Net Assets.      (0.82)%     (0.85)%     (0.92)%      (0.89)%     (0.90)%
     Portfolio Turnover Rate..............................       100.3%       91.5%       94.6%       333.6%      110.9%


(a)  Period from December 30, 2002, date operations  commenced,  through October
     31, 2003.

(b)  Calculated based on average shares outstanding during the period.

(c)  Total  return  amounts  have  not  been  annualized.

(d)  Computed on an annualized basis.

(e) Expense ratio without commission rebates.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS SMALLCAP GROWTH FUND II
Institutional shares
Net Asset Value, Beginning of Period......................       $ 8.88      $ 8.08      $ 7.88       $ 5.72      $ 6.27
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.06)      (0.06)      (0.05)       (0.04)      (0.12)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.20        1.08        0.29         2.20      (0.43)
                          Total From Investment Operations         1.14        1.02        0.24         2.16      (0.55)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.48)      (0.22)      (0.04)           -           -
                         Total Dividends and Distributions       (0.48)      (0.22)      (0.04)           -           -
Net Asset Value, End of Period                                   $ 9.54      $ 8.88      $ 8.08       $ 7.88      $ 5.72
Total Return..............................................       13.13%      12.73%       3.11%       37.76%     (8.77)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $524,636    $387,864    $264,397     $162,128      $7,077
     Ratio of Expenses to Average Net Assets..............        1.00%       1.00%       0.96%        0.95%       0.99%
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.00%(   b)     1.00%(b)    1.00%(b)
     Ratio of Net Investment Income to Average Net Assets.      (0.62)%     (0.72)%     (0.66)%      (0.57)%     (0.70)%
     Portfolio Turnover Rate..............................        80.7% 53.4%(   c)       69.4%       115.9%      120.1%


                                                                   2006        2005 2004(    d)
                                                                   ----        ---- ----
PARTNERS SMALLCAP GROWTH FUND III
Institutional shares
Net Asset Value, Beginning of Period......................      $ 10.99      $ 9.62     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.07)      (0.09)      (0.03)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.33        1.46      (0.35)
                          Total From Investment Operations         2.26        1.37      (0.38)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.52)          -           -
                         Total Dividends and Distributions       (0.52)          -           -
Net Asset Value, End of Period                                  $ 12.73     $ 10.99      $ 9.62
Total Return..............................................       21.12%      14.24%  (3.80)%(e)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $233,207    $130,356      $4,770
     Ratio of Expenses to Average Net Assets..............        1.10%       1.10% 0.98%(   f)
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.10%(b),(f)
     Ratio of Net Investment Income to Average Net Assets.      (0.59)%     (0.82)%  (0.68)%(f)
     Portfolio Turnover Rate..............................        88.3%       84.0%    51.3%(f)


(a)  Calculated based on average shares outstanding during the period.

(b)  Expense  ratio without  commission  rebates.

(c) Portfolio turnover rate excludes approximately $21,459,000 of securities from the acquisition of Principal Partners SmallCap Growth Fund, Inc. and
     $84,000 from portfolio realignment.

(d)  Period from June 1, 2004,  date operations  commenced,  through October 31,
     2004.

(e)  Total return amounts have not been annualized.

(f)  Computed on an annualized basis.




                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS SMALLCAP VALUE FUND
Institutional shares
Net Asset Value, Beginning of Period......................      $ 17.22     $ 15.03     $ 13.21       $ 9.60     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............           -         0.02        0.01           -       (0.04)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.24        2.17        1.81         3.70      (0.21)
                          Total From Investment Operations         2.24        2.19        1.82         3.70      (0.25)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -           -           -            -           -
     Distributions from Realized Gains....................       (1.32)          -           -        (0.09)      (0.15)
                         Total Dividends and Distributions       (1.32)          -           -        (0.09)      (0.15)
Net Asset Value, End of Period                                  $ 18.14     $ 17.22     $ 15.03      $ 13.21      $ 9.60
Total Return..............................................       13.65%      14.60%      13.79%       38.87%     (2.72)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $237,056    $287,753    $231,413     $174,262    $133,400
     Ratio of Expenses to Average Net Assets..............        1.00%       1.00%       0.97%        1.00%       1.00%
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.00%(   b)           -%          -%
     Ratio of Net Investment Income to Average Net Assets.        0.00%       0.09%       0.07%      (0.04)%     (0.20)%
     Portfolio Turnover Rate..............................        36.2%       51.3%       26.3%        44.1%       27.9%


                                                                   2006        2005        2004 2003(     c)
                                                                   ----        ----        ---- ----
PARTNERS SMALLCAP VALUE FUND I
Institutional shares
Net Asset Value, Beginning of Period......................      $ 17.37     $ 15.95     $ 13.99      $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.10        0.09        0.05         0.08
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.90        2.26        2.57         3.91
                          Total From Investment Operations         3.00        2.35        2.62         3.99
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.07)      (0.03)      (0.06)           -
     Distributions from Realized Gains....................       (1.31)      (0.90)      (0.60)           -
                         Total Dividends and Distributions       (1.38)      (0.93)      (0.66)           -
Net Asset Value, End of Period                                  $ 18.99     $ 17.37     $ 15.95      $ 13.99
Total Return..............................................       18.31%      15.04%      19.39%  39.90%(  d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $357,882    $202,697    $104,765      $51,198
     Ratio of Expenses to Average Net Assets..............        1.00%       1.00%       1.00% 1.00%(    e)
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.00%(b) 1.00%(b),(e)
     Ratio of Net Investment Income to Average Net Assets.        0.57%       0.52%       0.32%     0.73%(e)
     Portfolio Turnover Rate..............................        60.4%       43.1%       46.7%     67.2%(e)

(a) Calculated based on average shares outstanding during the period.

(b) Expense ratio without commission rebates.

(c)  Period from December 30, 2002, date operations  commenced,  through October
     31, 2003.

(d)  Total return amounts have not been annualized.

(e) Computed on an annualized basis.





                                                                   2006        2005 2004(    a)
                                                                   ----        ---- ----
PARTNERS SMALLCAP VALUE FUND II
Institutional shares
Net Asset Value, Beginning of Period......................      $ 12.12     $ 10.35     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.06          -           -
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.36        1.81        0.35
                          Total From Investment Operations         2.42        1.81        0.35
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.56)      (0.04)          -
                         Total Dividends and Distributions       (0.56)      (0.04)          -
Net Asset Value, End of Period                                  $ 13.98     $ 12.12     $ 10.35
Total Return..............................................       20.61%      17.55%  3.50%(  c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $359,928    $293,375     $20,666
     Ratio of Expenses to Average Net Assets..............        1.00%       1.00% 1.00%(   d)
     Ratio of Net Investment Income to Average Net Assets.        0.49%     (0.03)%       -%(d)
     Portfolio Turnover Rate..............................        40.4%       50.8%     4.8%(d)


                                                                   2006        2005        2004         2003 2002(    e)
                                                                   ----        ----        ----         ---- ----
PREFERRED SECURITIES FUND
Institutional shares
Net Asset Value, Beginning of Period......................      $ 10.58     $ 11.34     $ 11.21      $ 10.30     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.61        0.62        0.65         0.61        0.24
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.09      (0.39)      (0.07)         0.40        0.06
                          Total From Investment Operations         0.70        0.23        0.58         1.01        0.30
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.55)      (0.99)      (0.45)       (0.10)          -
                         Total Dividends and Distributions       (0.55)      (0.99)      (0.45)       (0.10)          -
Net Asset Value, End of Period                                  $ 10.73     $ 10.58     $ 11.34      $ 11.21     $ 10.30
Total Return..............................................        6.88%       2.07%       5.32%        9.84%    3.00%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $580,507    $330,862    $202,386     $121,828     $12,849
     Ratio of Expenses to Average Net Assets..............        0.75%       0.75%       0.75%        0.75%    0.75%(d)
     Ratio of Net Investment Income to Average Net Assets.        5.77%       5.68%       5.83%        5.68%    7.04%(d)
     Portfolio Turnover Rate..............................        22.4%       17.8%       14.0%        31.1%    11.3%(d)


(a)  Period from June 1, 2004,  date operations  commenced,  through October 31,
     2004.

(b)  Calculated based on average shares outstanding during the period.

(c)  Total  return  amounts  have  not  been  annualized.

(d)  Computed on an annualized basis.

(e)  Period from May 1, 2002,  date  operations  commenced,  through October 31,
     2002.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2010 FUND
Institutional shares
Net Asset Value, Beginning of Period......................      $ 12.15     $ 11.61     $ 10.63       $ 9.40      $ 9.87
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.41        0.36        0.20         0.14        0.20
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.09        0.53        0.95         1.25      (0.51)
                          Total From Investment Operations         1.50        0.89        1.15         1.39      (0.31)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.30)      (0.25)      (0.17)       (0.16)      (0.16)
     Distributions from Realized Gains....................       (0.08)      (0.10)          -            -           -
                         Total Dividends and Distributions       (0.38)      (0.35)      (0.17)       (0.16)      (0.16)
Net Asset Value, End of Period                                  $ 13.27     $ 12.15     $ 11.61      $ 10.63      $ 9.40
Total Return..............................................       12.64%       7.78%      10.97%       15.00%     (3.25)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $668,274    $408,886    $226,885     $112,143     $35,188
     Ratio of Expenses to Average Net Assets(b)...........        0.12%       0.12%       0.12%        0.12%       0.12%
     Ratio of Net Investment Income to Average Net Assets.        3.24%       3.05%       1.80%        1.41%       2.84%
     Portfolio Turnover Rate..............................        16.6%       10.2%       34.3%        47.8%       17.6%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2020 FUND
Institutional shares
Net Asset Value, Beginning of Period......................      $ 12.32     $ 11.49     $ 10.55       $ 9.14      $ 9.72
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.36        0.31        0.18         0.12        0.19
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.47        0.85        0.95         1.42      (0.63)
                          Total From Investment Operations         1.83        1.16        1.13         1.54      (0.44)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.32)      (0.24)      (0.19)       (0.13)      (0.14)
     Distributions from Realized Gains....................       (0.10)      (0.09)          -            -           -
                         Total Dividends and Distributions       (0.42)      (0.33)      (0.19)       (0.13)      (0.14)
Net Asset Value, End of Period                                  $ 13.73     $ 12.32     $ 11.49      $ 10.55      $ 9.14
Total Return..............................................       15.23%      10.20%      10.85%       17.14%     (4.67)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............   $1,243,217    $668,863    $322,168     $145,767     $42,265
     Ratio of Expenses to Average Net Assets(b)...........        0.12%       0.12%       0.12%        0.12%       0.12%
     Ratio of Net Investment Income to Average Net Assets.        2.78%       2.59%       1.63%        1.25%       2.34%
     Portfolio Turnover Rate..............................         7.4%        5.5%       27.0%        41.1%       12.3%


(a)  Calculated based on average shares outstanding during the period.

(b) Does not include expenses of the investment companies in which the Fund invests.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2030 FUND
Institutional shares
Net Asset Value, Beginning of Period......................      $ 12.12     $ 11.17     $ 10.21       $ 8.77      $ 9.53
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.31        0.26        0.15         0.09        0.17
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.62        0.98        0.96         1.48      (0.79)
                          Total From Investment Operations         1.93        1.24        1.11         1.57      (0.62)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.31)      (0.21)      (0.15)       (0.13)      (0.14)
     Distributions from Realized Gains....................       (0.12)      (0.08)          -            -           -
                         Total Dividends and Distributions       (0.43)      (0.29)      (0.15)       (0.13)      (0.14)
Net Asset Value, End of Period                                  $ 13.62     $ 12.12     $ 11.17      $ 10.21      $ 8.77
Total Return..............................................       16.29%      11.29%      10.98%       18.16%     (6.63)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............   $1,017,369    $525,906    $282,813     $147,968     $31,841
     Ratio of Expenses to Average Net Assets(b)...........        0.12%       0.12%       0.12%        0.12%       0.12%
     Ratio of Net Investment Income to Average Net Assets.        2.46%       2.19%       1.42%        0.97%       1.91%
     Portfolio Turnover Rate..............................         9.4%        4.8%       30.7% 52.4%(    c)       19.9%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2040 FUND
Institutional shares
Net Asset Value, Beginning of Period......................      $ 12.24     $ 11.17     $ 10.22       $ 8.68      $ 9.58
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.28        0.21        0.12         0.07        0.16
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.71        1.13        0.98         1.56      (0.92)
                          Total From Investment Operations         1.99        1.34        1.10         1.63      (0.76)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.29)      (0.19)      (0.15)       (0.09)      (0.13)
     Distributions from Realized Gains....................       (0.11)      (0.08)          -            -       (0.01)
                         Total Dividends and Distributions       (0.40)      (0.27)      (0.15)       (0.09)      (0.14)
Net Asset Value, End of Period                                  $ 13.83     $ 12.24     $ 11.17      $ 10.22      $ 8.68
Total Return..............................................       16.60%      12.11%      10.84%       19.06%     (8.12)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $503,092    $243,275    $108,127      $47,706     $15,314
     Ratio of Expenses to Average Net Assets(b)...........        0.12%       0.12%       0.12%        0.12%       0.12%
     Ratio of Net Investment Income to Average Net Assets.        2.17%       1.73%       1.07%        0.78%       1.53%
     Portfolio Turnover Rate..............................        13.1%        7.1%       40.0%        46.0%       19.6%


(a)  Calculated based on average shares  outstanding during the period.

(b) Does not include expenses of the investment companies in which the Fund invests.

(c) Portfolio turnover rate excludes approximately $22,287,000 of securities from the acquisition of Balanced Fund and $22,287,000 from portfolio realignment.




                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2050 FUND
Institutional shares
Net Asset Value, Beginning of Period......................      $ 11.80     $ 10.66      $ 9.73       $ 8.14      $ 9.22
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.25        0.16        0.09         0.04        0.15
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.73        1.22        0.95         1.62      (1.09)
                          Total From Investment Operations         1.98        1.38        1.04         1.66      (0.94)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.28)      (0.17)      (0.11)       (0.07)      (0.14)
     Distributions from Realized Gains....................       (0.11)      (0.07)          -            -           -
                         Total Dividends and Distributions       (0.39)      (0.24)      (0.11)       (0.07)      (0.14)
Net Asset Value, End of Period                                  $ 13.39     $ 11.80     $ 10.66       $ 9.73      $ 8.14
Total Return..............................................       17.13%      13.07%      10.77%       20.54%    (10.45)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $266,710    $130,966     $58,284      $30,633      $6,045
     Ratio of Expenses to Average Net Assets(b)...........        0.12%       0.12%       0.12%        0.12%       0.12%
     Ratio of Net Investment Income to Average Net Assets.        1.95%       1.39%       0.90%        0.43%       1.19%
     Portfolio Turnover Rate..............................        15.9%        7.5%       44.9%        45.7%       25.4%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Institutional shares
Net Asset Value, Beginning of Period......................      $ 12.03     $ 11.73     $ 10.77       $ 9.72     $ 10.03
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.47        0.41        0.22         0.16        0.19
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.69        0.26        0.94         1.04      (0.32)
                          Total From Investment Operations         1.16        0.67        1.16         1.20      (0.13)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.34)      (0.24)      (0.20)       (0.14)      (0.18)
     Distributions from Realized Gains....................       (0.12)      (0.13)          -        (0.01)          -
                         Total Dividends and Distributions       (0.46)      (0.37)      (0.20)       (0.15)      (0.18)
Net Asset Value, End of Period                                  $ 12.73     $ 12.03     $ 11.73      $ 10.77      $ 9.72
Total Return..............................................        9.90%       5.79%      10.92%       12.41%     (1.36)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $250,395    $182,132    $109,104      $51,310     $16,909
     Ratio of Expenses to Average Net Assets(b)...........        0.12%       0.12%       0.12%        0.12%       0.12%
     Ratio of Net Investment Income to Average Net Assets.        3.85%       3.44%       1.95%        1.50%       2.97%
     Portfolio Turnover Rate..............................        48.9%       43.8%       34.1%        43.9%       46.2%


(a)  Calculated based on average shares  outstanding during the period.

(b) Does not include expenses of the investment companies in which the Fund invests.




                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
REAL ESTATE SECURITIES FUND
Institutional shares
Net Asset Value, Beginning of Period......................      $ 20.41     $ 18.44     $ 14.56      $ 11.17     $ 10.50
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.28        0.42        0.41         0.54        0.45
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         7.78        3.18        4.01         3.20        0.63
                          Total From Investment Operations         8.06        3.60        4.42         3.74        1.08
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.29)      (0.58)      (0.40)       (0.35)      (0.41)
     Distributions from Realized Gains....................       (0.62)      (1.05)      (0.14)           -           -
                         Total Dividends and Distributions       (0.91)      (1.63)      (0.54)       (0.35)      (0.41)
Net Asset Value, End of Period                                  $ 27.56     $ 20.41     $ 18.44      $ 14.56     $ 11.17
Total Return..............................................       40.85%      20.41%      31.21%       34.31%      10.38%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $770,259    $405,696    $253,838      $97,960         $11
     Ratio of Expenses to Average Net Assets..............        0.84%       0.85%       0.85%        0.85%       0.85%
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 0.85%(   b)           -%          -%
     Ratio of Net Investment Income to Average Net Assets.        1.20%       2.19%       2.53%        4.08%       3.91%
     Portfolio Turnover Rate..............................        37.8% 26.7%(   c)       67.9%        35.4%       46.3%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SHORT-TERM BOND FUND
Institutional shares
Net Asset Value, Beginning of Period......................       $ 9.97     $ 10.23     $ 10.38      $ 10.39     $ 10.54
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.45        0.35        0.30         0.39        0.47
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................           -       (0.23)      (0.09)       (0.02)      (0.04)
                          Total From Investment Operations         0.45        0.12        0.21         0.37        0.43
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.49)      (0.38)      (0.32)       (0.38)      (0.47)
     Distributions from Realized Gains....................           -           -       (0.04)           -       (0.11)
                         Total Dividends and Distributions       (0.49)      (0.38)      (0.36)       (0.38)      (0.58)
Net Asset Value, End of Period                                   $ 9.93      $ 9.97     $ 10.23      $ 10.38     $ 10.39
Total Return..............................................        4.61%       1.16%       2.06%        3.62%       4.29%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $62,186     $12,276         $10          $10      $9,450
     Ratio of Expenses to Average Net Assets..............        0.60%       0.53%       0.40%        0.40%       0.40%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(d).............        0.40%       0.40%          -%           -%          -%
     Ratio of Net Investment Income to Average Net Assets.        4.53%       3.57%       2.92%        3.73%       4.54%
     Portfolio Turnover Rate..............................        49.1% 110.8%(  e)       61.5%        72.3%      105.8%


(a)  Calculated based on average shares outstanding during the period.

(b)  Expense  ratio without  commission  rebates.

(c) Portfolio turnover rate excludes approximately $101,379,000 of securities from the acquisition of Principal Real Estate Securities Fund, Inc.

(d) Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.

(e) Portfolio turnover rate excludes approximately $117,013,000 of securities from the acquisition of Principal Limited Term Bond Fund, Inc.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SMALLCAP BLEND FUND
Institutional shares
Net Asset Value, Beginning of Period......................      $ 15.97     $ 14.38     $ 13.21       $ 9.60     $ 10.44
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.08        0.05        0.07         0.05        0.03
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.34        2.39        1.13         3.56      (0.78)
                          Total From Investment Operations         2.42        2.44        1.20         3.61      (0.75)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -           -           -            -       (0.06)
     Distributions from Realized Gains....................       (0.94)      (0.85)      (0.03)           -       (0.02)
     Tax Return of Capital Distribution...................           -           -           -            -       (0.01)
                         Total Dividends and Distributions       (0.94)      (0.85)      (0.03)           -       (0.09)
Net Asset Value, End of Period                                  $ 17.45     $ 15.97     $ 14.38      $ 13.21      $ 9.60
Total Return..............................................       15.66%      17.42%       9.09%       37.60%     (7.34)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $39,492     $31,109     $15,702       $9,318      $4,681
     Ratio of Expenses to Average Net Assets..............        0.75%       0.75%       0.75%        0.75%       0.74%
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 0.75%(   b)     0.75%(b)    0.75%(b)
     Ratio of Net Investment Income to Average Net Assets.        0.50%       0.34%       0.47%        0.48%       0.66%
     Portfolio Turnover Rate..............................       103.0% 137.4%(  c)       98.5%       113.2%      108.8%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SMALLCAP GROWTH FUND
Institutional shares
Net Asset Value, Beginning of Period......................       $ 8.22      $ 7.79      $ 7.48       $ 4.91      $ 7.35
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.01)        0.01      (0.01)           -           -
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.18        0.82        0.32         2.57      (2.08)
                          Total From Investment Operations         1.17        0.83        0.31         2.57      (2.08)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.50)      (0.40)          -            -       (0.36)
                         Total Dividends and Distributions       (0.50)      (0.40)          -            -       (0.36)
Net Asset Value, End of Period                                   $ 8.89      $ 8.22      $ 7.79       $ 7.48      $ 4.91
Total Return..............................................       14.60%      10.69%       4.14%       52.34%    (30.33)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $8,368      $1,502          $8           $8      $4,344
     Ratio of Expenses to Average Net Assets..............        0.75%       0.75%       0.73%        0.75%       0.75%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    0.75%(b)           -%    0.75%(b)
     Ratio of Net Investment Income to Average Net Assets.      (0.08)%       0.13%     (0.12)%      (0.08)%     (0.31)%
     Portfolio Turnover Rate..............................       109.9%      181.7%      194.9%       270.1%      255.3%


(a)  Calculated based on average shares outstanding during the period.

(b)  Expense  ratio without  commission  rebates.

(c) Portfolio turnover rate excludes approximately $118,621,000 of securities from the acquisition of Principal SmallCap Fund, Inc. and $60,235,000 from portfolio realignment.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SMALLCAP S&P 600 INDEX FUND
Institutional shares
Net Asset Value, Beginning of Period......................      $ 16.50     $ 14.73     $ 12.70       $ 9.59     $ 10.19
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.15        0.14        0.13         0.08        0.07
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.44        2.05        1.95         3.07      (0.47)
                          Total From Investment Operations         2.59        2.19        2.08         3.15      (0.40)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.13)      (0.06)      (0.05)       (0.04)      (0.06)
     Distributions from Realized Gains....................       (0.38)      (0.36)          -            -       (0.14)
                         Total Dividends and Distributions       (0.51)      (0.42)      (0.05)       (0.04)      (0.20)
Net Asset Value, End of Period                                  $ 18.58     $ 16.50     $ 14.73      $ 12.70      $ 9.59
Total Return..............................................       15.95%      15.00%      16.41%       33.04%     (4.19)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $165,346     $99,202     $48,472      $18,585          $9
     Ratio of Expenses to Average Net Assets..............        0.15%       0.15%       0.15%        0.15%       0.15%
     Ratio of Net Investment Income to Average Net Assets.        0.87%       0.86%       0.94%        0.74%       0.66%
     Portfolio Turnover Rate..............................        56.2%       43.2%       54.5%        44.6%       61.0%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SMALLCAP VALUE FUND
Institutional shares
Net Asset Value, Beginning of Period......................      $ 17.54     $ 16.20     $ 14.68      $ 10.48     $ 10.54
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.14        0.11        0.04         0.07        0.12
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         3.01        2.63        1.95         4.20        0.39
                          Total From Investment Operations         3.15        2.74        1.99         4.27        0.51
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.09)          -           -        (0.07)      (0.10)
     Distributions from Realized Gains....................       (1.28)      (1.40)      (0.47)           -       (0.47)
                         Total Dividends and Distributions       (1.37)      (1.40)      (0.47)       (0.07)      (0.57)
Net Asset Value, End of Period                                  $ 19.32     $ 17.54     $ 16.20      $ 14.68     $ 10.48
Total Return..............................................       18.99%      17.61%      13.86%       40.94%       4.60%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $105,863     $46,908     $20,973      $10,493      $9,641
     Ratio of Expenses to Average Net Assets..............        0.75%       0.75%       0.75%        0.75%       0.74%
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 0.75%(   b)     0.75%(b)    0.75%(b)
     Ratio of Net Investment Income to Average Net Assets.        0.79%       0.64%       0.28%        0.62%       0.88%
     Portfolio Turnover Rate..............................        97.9%      133.7%      163.5%       221.7%      134.3%


(a)  Calculated based on average shares outstanding during the period.

(b)  Expense ratio without commission rebates.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
ULTRA SHORT BOND FUND
Institutional shares
Net Asset Value, Beginning of Period......................      $ 10.05     $ 10.00     $ 10.00      $ 10.00     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.50        0.25        0.26         0.32        0.42
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................       (0.01)        0.09      (0.11)           -           -
     Net Increase from Payments by Affiliates                        -           -         0.11           -           -
                          Total From Investment Operations         0.49        0.34        0.26         0.32        0.42
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.48)      (0.29)      (0.26)       (0.32)      (0.42)
                         Total Dividends and Distributions       (0.48)      (0.29)      (0.26)       (0.32)      (0.42)
Net Asset Value, End of Period                                  $ 10.06     $ 10.05     $ 10.00      $ 10.00     $ 10.00
Total Return..............................................        4.98%  3.40%(  b)  2.66%(  c)        3.30%       4.27%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $192,510         $13      $1,968       $1,917      $1,856
     Ratio of Expenses to Average Net Assets..............        0.40%       0.40%       0.55%        0.60%       0.60%
     Ratio of Net Investment Income to Average Net Assets.        4.97%       2.52%       2.62%        3.24%       4.18%
     Portfolio Turnover Rate..............................        49.0%       54.9%      105.5%        20.7%       13.6%


(a)  Calculated  based on average  shares  outstanding  during the  period.

(b) During 2005, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.

(c) In 2004, 1.02% of the total return consists of an increase from a payment by Principal Life Insurance Company. Excluding this payment, the total return for Institutional shares would have been 1.64%.





APPENDIX A


SUMMARY OF PRINCIPAL RISKS


The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called "principal risks." The principal risks of investing in the Funds are stated above as to each Fund in the Fund's description. Each of these risks is summarized below. The first four risks described below - credit and counterparty risk, liquidity risk, market risk, and management risk (except the LargeCap S&P 500 Index Fund, MidCap S&P 400 Index Fund, and SmallCap S&P 600 Index Fund) - apply to all the Funds. The remaining risks apply to certain of the Funds as described previously. Additional information about the Funds, their investments, and the related risks is located under "Certain Investment Strategies and Related Risks" and in the Statement of Additional Information.


RISKS COMMON TO ALL OF THE FUNDS
--------------------------------

CREDIT AND COUNTERPARTY RISK
Each of the funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

LIQUIDITY RISK
A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

MARKET RISK
The value of a fund's portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund's investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in the fund.

MANAGEMENT RISK
Each of the funds is actively managed by its investment advisor or sub-advisor(s). The performance of a fund that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the fund's investment objective. If the advisor's or sub-advisor(s)' strategies do not perform as expected, a fund could underperform other mutual funds with similar investment objectives or lose money.

ADDITIONAL RISKS APPLICABLE TO CERTAIN FUNDS
--------------------------------------------

ACTIVE TRADING RISK
A fund that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the fund's brokerage costs, accelerate the realization of taxable gains, and adversely impact fund performance.

DERIVATIVES RISK
Derivatives are investments whose values depend on or are derived from other securities or indexes. A fund's use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

EMERGING MARKET RISK
Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

EQUITY SECURITIES RISK
Equity securities include common, preferred, and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

EURODOLLAR AND YANKEE OBLIGATIONS RISK
Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that a foreign government will not let U.S. dollar-denominated assets leave the country, the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and adverse political or economic developments will affect investments in a foreign country.

EXCHANGE RATE RISK
Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the funds' foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

FIXED-INCOME SECURITIES RISK
Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.


Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund's investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.


FOREIGN SECURITIES RISK
Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect a fund's investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

GEOGRAPHIC CONCENTRATION RISK
Funds that invest significant portions of their assets in concentrated geographic areas such as a particular state or region of the U.S. have more exposure to local or regional economic risks than funds that invest more broadly.

GROWTH STOCK RISK
Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A fund's strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

HIGH YIELD SECURITIES RISK
Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." While these securities generally provide greater income potential than investments in higher rated fixed-income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

INITIAL PUBLIC OFFERINGS ("IPOS") RISK
There are risks associated with the purchase of shares issued in IPOs by companies that have little operating history as public companies, as well as risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. A fund cannot guarantee continued access to IPO offerings and may at times dispose of IPO shares shortly after their acquisition.

INVESTMENT COMPANY SECURITIES RISK
Certain funds invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including investment advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

MARKET SEGMENT RISK
Funds are subject to the risk that their principal market segment, such as large capitalization, mid capitalization, or small capitalization stocks, or growth or value stocks, may underperform compared to other market segments or to the equity markets as a whole. Thus:
  . MidCap: A fund's strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.
  . LargeCap: A fund's strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.
  . SmallCap: A fund's strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

MID CAP STOCK RISK
Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management, or a limited trading market for their securities.

MUNICIPAL SECURITIES RISK
Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of funds investing in such securities. Funds that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state's tax authority) to be taxable, in which event the value of such funds' investments would likely decline.

NON-DIVERSIFICATION RISK
A fund that is non-diversified may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect the fund's performance.

PORTFOLIO DURATION RISK
Portfolio duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

PREPAYMENT RISK
Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of a fund.

REAL ESTATE SECURITIES RISK
Real estate investment trusts ("REITs") or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting
from environmental problems.   Equity and mortgage REITs are dependent on
management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage
REITs:
  . may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
  . may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments);
  . are subject to cash flow dependency and defaults by borrowers; and . could fail to qualify for tax-free pass-through of income under the Internal
    Revenue Code.

SECTOR RISK
When a fund's investments are concentrated in a particular industry or sector of the economy (e.g., real estate, technology, financial services), they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. Funds concentrating in a particular industry sector tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. A fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting that industry or sector.

SMALL COMPANY RISK
Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

UNDERLYING FUND RISK
The LifeTime Funds and the Strategic Asset Management ("SAM") Portfolios operate as funds of funds and invest principally in underlying Funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expenses for that fund.

Principal is the advisor to the LifeTime Funds, SAM Portfolios, and each of the underlying Funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the LifeTime Funds and Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serve as Sub-Advisor to some or all of the Underlying Funds. Principal, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.


The following table shows the percentage of the outstanding shares of underlying funds owned by the LifeTime Funds as of October 31, 2006.

                                         PRINCIPAL LIFETIME FUNDS
                                                                                         PRINCIPAL
                                  PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL  LIFETIME
                                  LIFETIME   LIFETIME   LIFETIME   LIFETIME   LIFETIME   STRATEGIC
        UNDERLYING FUND             2010       2020       2030       2040       2050      INCOME     TOTAL
        ---------------           ---------  ---------  ---------  ---------  ---------  ---------   -----
 Bond & Mortgage Securities        16.87%     23.70%     13.86%      4.38%      1.11%      7.61%     67.54%
 Disciplined LargeCap Blend        10.16      27.92      25.91      12.99       6.55       1.96      85.49
 Inflation Protection               7.23                                                   4.32      11.55
 International Emerging Markets     2.21       5.82       5.67       2.45       1.12                 17.28
 International Growth               5.01      14.89      15.65       7.46       4.00       1.17      48.18
 Large Cap Growth                   4.66      11.72      11.69       6.35       3.12       0.99      38.53
 LargeCap Value                     4.38      11.09      11.32       6.21       2.92       0.94      36.85
 Partners International             1.55       3.26       3.18       1.68       0.81       0.27      10.75
 Partners LargeCap Blend I          3.30      10.50       8.72       4.39       2.17       0.76      29.84
 Partners LargeCap Growth I         1.13       2.17       2.42       1.46       0.66       0.20       8.05
 Partners LargeCap Growth II        3.54       9.07       9.05       4.97       2.36       0.68      29.68
 Partners LargeCap Value            2.08       5.03       5.06       2.71       1.38       0.44      16.69
 Partners LargeCap Value I          1.40       3.31       3.33       1.62       0.80                 10.45
 Partners MidCap Growth                        1.75       2.18       1.10       0.61                  5.64
 Partners MidCap Value I                       1.12       1.39       0.70       0.39                  3.60
 Partners SmallCap Growth I                               6.45       4.66       2.60                 13.71
 Partners SmallCap Growth III       2.36      13.51      13.60       7.71       4.14                 41.33
 Partners SmallCap Value I                                1.74       1.26       0.78                  3.78
 Preferred Securities              16.04      29.94      16.44       4.98       1.51       6.60      75.51
 Real Estate Securities             6.82      12.50       8.56       2.68       0.66       2.04      33.26
 SmallCap S&P 600 Index            10.03      11.45       9.11       5.08       2.22       2.22      40.11
 SmallCap Value                     2.66      14.16      14.47       8.18       4.41                 43.89
 Ultra Short Bond                  31.81                                                  30.57      62.38



The SAM Portfolios commenced operations on January 12, 2007, as successor portfolios for the WM Group of Funds ("WMA") SAM Portfolios. The predecessor portfolios invested in shares of funds that have been combined with various Funds of Principal Investors Fund ("PIF") as follows:

         WMA ACQUIRED FUNDS                 PIF ACQUIRING FUNDS
   Equity Income Fund                 Equity Income Fund I
   Growth Fund                        LargeCap Growth Fund
   Growth & Income Fund               Disciplined  LargeCap Blend Fund
   High Yield Fund                   High Yield Fund II
   Income Fund                        Income Fund
   International Growth Fund          Diversified International Fund
   Mid Cap Stock Fund                 MidCap Stock Fund
   Money Market Fund                 Money Market Fund
   REIT Fund                          Real Estate Securities Fund
   Short-Term Income Fund             Short-Term Income Fund
   Small Cap Growth Fund              SmallCap Growth Fund
   Small Cap Value Fund               SmallCap Value Fund
   U.S. Government Securities Fund    Mortgage Securities Fund
   West Coast Equity Fund             West Coast Equity Fund

The following table shows the percentage of the outstanding shares of the predecessor Underlying Funds owned by the predecessor Portfolios as of October 31, 2006.

                                            STRATEGIC ASSET MANAGEMENT PORTFOLIOS/(1)/
                           FLEXIBLE         CONSERVATIVE                          CONSERVATIVE         STRATEGIC
   UNDERLYING FUND          INCOME            BALANCED           BALANCED            GROWTH              GROWTH
   ---------------         --------         ------------         --------         ------------         ---------
 REIT Fund                   1.87%              2.85%             30.86%             33.33%              20.35%
 Equity Income Fund          1.05               1.56              15.06              16.28               10.55
 Growth & Income Fund        2.29               2.25              24.33              26.28               17.08
 West Coast Equity
 Fund                        0.59               1.33              14.44              15.36               10.65
 Mid Cap Stock Fund          2.53               2.25              24.25              25.50               19.09
 Growth Fund                 2.65               2.68              30.98              31.32               22.45
 Small Cap Value Fund        3.17               2.58              31.01              34.95               22.92
 Small Cap Growth Fund       2.40               1.87              22.60              25.72               16.91
 International Growth
 Fund                                           2.85              31.54              31.83               22.33
 Short Term Income
 Fund                       42.88              15.20              18.55
 U.S. Government
 Securities Fund            15.77               9.88              46.79              16.36
 Income Fund                17.72               9.47              39.71              12.24
 WM High Yield Fund          4.97               3.25              18.66               8.43                8.25

///(1)/
 Each of the Strategic Asset Management Portfolios and each of the underlying funds in the table below began operations on January
 12, 2007. Each is a successor fund to a portfolio managed by WM Advisors prior to that date.
                                            STRATEGIC ASSET MANAGEMENT PORTFOLIOS/(1)/

   UNDERLYING FUND           TOTAL
   ---------------           -----
 REIT Fund                  89.26%
 Equity Income Fund         44.50
 Growth & Income Fund       72.23
 West Coast Equity          42.37
 Fund
 Mid Cap Stock Fund         73.62
 Growth Fund                90.08
 Small Cap Value Fund
 Small Cap Growth Fund      69.50
 International Growth
 Fund
 Short Term Income
 Fund
 U.S. Government
 Securities Fund
 Income Fund
 WM High Yield Fund

///(1)/
 Each of the Strategic Asset Management Portfolios and each of the underlying funds in the table below began operations on January
 12, 2007. Each is a successor fund to a portfolio managed by WM Advisors prior to that date.



One or more of the SAM Portfolios intend to invest in the Diversified International, Disciplined LargeCap Blend, Equity Income I, LargeCap Growth, SmallCap Growth, and SmallCap Value Funds, and may acquire a significant percentage of the underlying funds' outstanding shares.


U.S. GOVERNMENT SECURITIES RISK
U.S. government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of a fund's securities do not affect interest income on securities already held by the fund but are reflected in the fund's price per share. Since the magnitude of these fluctuations generally is greater at times when a fund's average maturity is longer, under certain market conditions a fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

U.S. GOVERNMENT SPONSORED SECURITIES RISK
A fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks. Although the issuing agency, instrumentality, or corporation may be chartered or sponsored by the U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.

VALUE STOCK RISK
A fund's investments in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. A fund's strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

APPENDIX B


DEFINITIONS OF THE INDICES REFERENCED IN THIS PROSPECTUS

The performance tables included in the prospectus provide performance information of various indices. These indices are described in this appendix. An investment cannot be made directly in the indices and the indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices.


6 MONTH LIBOR (LONDON INTERBANK OFFERED RATE) INDEX is an average of the interest rate of U.S. dollar deposits, known as Eurodollars, of a stated maturity.


CITIGROUP BROAD MARKET (BMI) GLOBAL EX-US INDEX is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with an available free float market cap of US $100 million and above.


CITIGROUP BROAD INVESTMENT-GRADE BOND INDEX measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, and includes institutionally traded U.S. Treasury, government-sponsored, mortgage-backed, asset-backed, and investment-grade securities.


CITIGROUP U.S. HIGH YIELD MARKET CAPPED INDEX uses the U.S. High Yield Market Index as its foundation, imposing a cap on the par amount of each issuer at US $5 billion.


CITIGROUP MORTGAGE INDEX represents the mortgage-backed securities component of Citigroup's Broad Investment-Grade Bond Index. It consists of 30- and 15-year agency-issued (Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC")) pass-through securities as well as FNMA and FHLMC balloon mortgages.


CITIGROUP WORLD EX-US BROAD MARKET (BMI) GROWTH INDEX is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with growth characteristics and an available free float market cap of US $100 million and above.


LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.


LEHMAN BROTHERS GOVERNMENT/MORTGAGE INDEX is a combination of the unmanaged Lehman Government Index and the unmanaged Lehman Mortgage Backed Securities
(MBS) Index. The Lehman Government Index includes all Government Bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA, and FHLMC.


LEHMAN BROTHERS HIGH YIELD COMPOSITE BOND INDEX is an unmanaged index of all publicly issued fixed, dollar-denominated, SEC-registered corporate debt rated Ba1 or lower with at least $100 million outstanding and one year or more to maturity.


LEHMAN BROTHERS 1-3 GOVERNMENT/CREDIT BOND INDEX represents a combination of the Government and Corporate Bond indices with maturities between one and three years.


LEHMAN BROTHERS U.S. TREASURY BELLWETHERS 3 MONTH INDEX is composed of public obligations of the U.S. Treasury with a maturity of three months.


LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged index of investment-grade, tax-exempt bonds which have been issued within the last five years and which have at least one year to maturity.


LEHMAN BROTHERS U.S. TREASURY TIPS (TREASURY INFLATION PROTECTION SECURITIES) INDEX is an unmanaged index of inflation-protected U.S. Treasury securities that will mature in one year or longer.


MERRILL LYNCH PREFERRED HYBRID INDEX is an unmanaged index of investment grade, exchange-traded preferred stocks with outstanding market values of at least $30 million and at least one year to maturity.

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA, AND FAR
EAST) INDEX is an unmanaged index that measures the stock returns of companies in developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX is an unmanaged index that measures the stock returns of companies in 26 developing countries.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) US REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.


MORNINGSTAR CONSERVATIVE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.


MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY AVERAGE is an average of the net asset value (NAV) returns of diversified emerging-markets mutual funds which invest in companies in developing nations.


MORNINGSTAR FOREIGN LARGE BLEND CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.


MORNINGSTAR FOREIGN LARGE GROWTH CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in large international stocks that are growth-oriented. Large-cap foreign stocks have market capitalizations greater than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.


MORNINGSTAR HIGH YIELD BOND CATEGORY consists of High-Yield bond funds which concentrate on lower-quality bonds. These funds generally offer higher yields than other types of funds - but they are also more vulnerable to economic and credit risk.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY AVERAGE is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.


MORNINGSTAR LARGE BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


MORNINGSTAR LARGE GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR LARGE VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more stable stock prices.


MORNINGSTAR LONG-TERM GOVERNMENT CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations of greater than or equal to 10 years.


MORNINGSTAR MID-CAP BLEND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


MORNINGSTAR MID-CAP GROWTH CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly-expanding industries.

MORNINGSTAR MID-CAP VALUE CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mid-cap value mutual funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR MODERATE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.


MORNINGSTAR SHORT-TERM BOND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt which have durations between 1 and 3.5 years.


MORNINGSTAR SMALL BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.


MORNINGSTAR SMALL GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR SMALL VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest primarily in real estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.


MORNINGSTAR TARGET DATE CATEGORY AVERAGE portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.


MORNINGSTAR ULTRA-SHORT BOND CATEGORY AVERAGE is an average of the net asset value (NAV) returns of bond mutual funds that invest primarily in investment-grade U.S. fixed-income issues and have durations of less than one year.


MORNINGSTAR WORLD STOCK CATEGORY AVERAGE invests the majority of its assets in the U.S., Europe, and Japan, with the remainder divided among the globe's smaller markets. These portfolios typically have 20%-60% of assets in U.S. stocks.


RUSSELL 1000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.


RUSSELL 1000 VALUE INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.


RUSSELL 2000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.


RUSSELL 2000 INDEX is an unmanaged index that measures the investment returns of the 2,000 smallest stocks in the Russell 3000 Index. Companies included are medium-size to small.


RUSSELL 2000 VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL 2500 GROWTH INDEX is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Growth Index with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 3000 INDEX is an unmanaged index that is the combination of Russell 1000 Index and the Russell 2000 Index.


RUSSELL MIDCAP INDEX is an unmanaged index that measures the investment returns of the 800 smallest stocks in the Russell 1000 Index.

RUSSELL MIDCAP GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth rates.


RUSSELL MIDCAP VALUE INDEX is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.


S&P 500 STOCK INDEX (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility, and transportation companies.


S&P 500/CITIGROUP VALUE INDEX is a float-adjusted market-capitalization-weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the value end of the growth-value spectrum. Until December 16, 2005, when Standard & Poor's changed the name of the index and its calculation methodology, the index was called the S&P 500/Barra Value Index.


S&P MIDCAP 400 INDEX is an unmanaged index that includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


S&P SMALLCAP 600 INDEX is an unmanaged index that consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.

ADDITIONAL INFORMATION


Additional information about the Fund (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated January 16, 2007, which is incorporated by reference into this prospectus. Additional information about the Funds' investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund makes its Statement of Additional Information and annual and semi-annual reports available, free of charge, on our website. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-547-7754.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http:// www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share.


Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

               Principal Investors Fund, Inc. SEC File 811-07572

                         PRINCIPAL INVESTORS FUND, INC.



                        ADVISORS SIGNATURE CLASS SHARES

                          ADVISORS SELECT CLASS SHARES

                        ADVISORS PREFERRED CLASS SHARES

                              SELECT CLASS SHARES

                             PREFERRED CLASS SHARES





                 The date of this Prospectus is XXXXXXXX, 2007.


As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Risk/Returns Summary....................................................4

 Domestic Stocks - LargeCap Funds
  Disciplined LargeCap Blend Fund.......................................8

  LargeCap Growth Fund..................................................11

  LargeCap S&P 500 Index Fund...........................................13

  LargeCap Value Fund...................................................16

  Partners LargeCap Blend Fund..........................................19

  Partners LargeCap Blend Fund I........................................22

  Partners LargeCap Growth Fund I.......................................24

  Partners LargeCap Growth Fund II......................................27

  Partners LargeCap Value Fund ..........................................30

  Partners LargeCap Value Fund I........................................33

  Partners LargeCap Value Fund II .......................................35


 Domestic Stocks - MidCap Funds
  MidCap Blend Fund.....................................................38

  MidCap Growth Fund....................................................41

  MidCap S&P 400 Index Fund .............................................43

  MidCap Value Fund.....................................................46

  Partners MidCap Growth Fund...........................................49

  Partners MidCap Growth Fund I.........................................52

  Partners MidCap Growth Fund II........................................55

  Partners MidCap Value Fund............................................58

  Partners MidCap Value Fund I..........................................61


 Domestic Stocks - SmallCap Funds
  Partners SmallCap Blend Fund..........................................64

  Partners SmallCap Growth Fund I.......................................66

  Partners SmallCap Growth Fund II......................................69

  Partners SmallCap Growth Fund III.....................................72

  Partners SmallCap Value Fund ..........................................75

  Partners SmallCap Value Fund I........................................78

  Partners SmallCap Value Fund II.......................................81

  SmallCap Blend Fund...................................................84

  SmallCap Growth Fund..................................................87

  SmallCap S&P 600 Index Fund...........................................90

  SmallCap Value Fund...................................................93


 Fixed Income Funds
  Bond & Mortgage Securities Fund.......................................95

  Government & High Quality Bond Fund ...................................98

  High Quality Intermediate-Term Bond Fund..............................100

  Inflation Protection Fund .............................................103

  Money Market Fund.....................................................106

  Preferred Securities Fund.............................................109

  Short-Term Bond Fund ..................................................112

  Ultra Short Bond Fund .................................................115

 Balanced/Asset Allocation Funds
  Principal LifeTime Funds ..............................................118

   Principal LifeTime Strategic Income Fund.............................121

   Principal LifeTime 2010 Fund.........................................122

   Principal LifeTime 2020 Fund.........................................123

   Principal LifeTime 2030 Fund.........................................124

   Principal LifeTime 2040 Fund.........................................125

   Principal LifeTime 2050 Fund.........................................126

  Strategic Asset Management Portfolios .................................131

   Flexible Income Portfolio............................................134

   Conservative Balanced Portfolio......................................135

   Balanced Portfolio...................................................136

   Conservative Growth Portfolio........................................137

   Strategic Growth Portfolio...........................................138


 Real Estate Fund
  Real Estate Securities Fund...........................................146


 International Stock Funds
  Diversified International Fund........................................149

  International Emerging Markets Fund ...................................152

  International Growth Fund .............................................155

  Partners Global Equity Fund...........................................158

  Partners International Fund ...........................................161


General Information

 The Costs of Investing................................................. 164

 Distribution Plans and Additional Information Regarding Intermediary
 Compensation........................................................... 164

 Certain Investment Strategies and Related Risks........................ 167

 Management of the Funds................................................ 173

 Pricing of Fund Shares................................................. 199

 Purchase of Fund Shares................................................ 200

 Redemption of Fund Shares.............................................. 200

 Exchange of Fund Shares................................................ 201

 Frequent Purchases and Redemptions..................................... 201

 Dividends and Distributions............................................ 202

 Fund Account Information............................................... 203

 Portfolio Holdings Information......................................... 204

 Financial Highlights................................................... 204

Appendix A - Summary of Principal Risks .................................306

Appendix B - Definitions of the Indices Referenced in this Prospectus ...314

Additional Information..................................................317

RISK/RETURN SUMMARY


Principal Investors Fund, Inc. is comprised of many investment portfolios ("Funds"). Princor Financial Services Corproation * ("Princor") is the Fund's principal underwriter for Advisors Signature, Advisors Select, Advisors Preferred, Select and Preferred Class shares. Principal Management Corporation* ("Principal"), the manager of each of the Funds, seeks to provide a broad range of investment approaches through the Principal Investors Funds. Principal has selected a Sub-Advisor or Sub-Advisors for each Fund based on the Sub-Advisors' experience with the investment strategy for which it was selected.


The Sub-Advisors and the Funds each sub-advises are:

                    SUB-ADVISOR                                FUND(S)
                    -----------                                -------
                                                       Partners LargeCap Value
 AllianceBernstein, L.P.                               Partners SmallCap Growth
                                                       I

                                                       Partners LargeCap Growth
                                                       II
 American Century Investment Management, Inc.          Partners LargeCap Value
                                                       II

 Ark Asset Management Co., Inc.                        Partners SmallCap Value

 Barrow, Hanley, Mewhinney & Strauss, Inc.             MidCap Value

                                                       Partners LargeCap Growth
 BNY Investment Advisors                               II
                                                       Partners LargeCap Value

                                                       LargeCap Growth
 Columbus Circle Investors *                           MidCap Growth
                                                       Partners SmallCap Growth
                                                       III

                                                       Partners SmallCap Value
 Dimensional Fund Advisors                             II

 Edge Asset Management, Inc. (formerly known as WM     Strategic Asset
 Advisors, Inc.) *                                     Management Portfolios

                                                       Partners SmallCap Growth
 Emerald Advisers, Inc.                                II

                                                       Partners SmallCap Growth
 Essex Investment Management Company, LLC              II

                                                       Partners LargeCap Blend
                                                       I
 Goldman Sachs Asset Management LP                     Partners MidCap Value I

                                                       Partners Global Equity
 J.P. Morgan Investment Management, Inc.               Partners SmallCap Value
                                                       I

 Jacobs Levy Equity Management, Inc.                   Partners MidCap Value

 Los Angeles Capital Management and Equity Research,
 Inc.                                                  Partners MidCap Value I
                                                       Partners SmallCap Value

                                                       Partners SmallCap Growth
 Mazama Capital Management, Inc.                       III

                                                       Partners MidCap Growth I
 Mellon Equity Associates, LLP                         Partners SmallCap Blend
                                                       Partners SmallCap Value
                                                       I

 Neuberger Berman Management Inc.                      Partners MidCap Value

                                                       Bond & Mortgage
                                                       Securities
                                                       Disciplined LargeCap
                                                       Blend
                                                       Diversified
                                                       International
 Principal Global Investors, LLC *                     Government & High
                                                       Quality Bond
                                                       High Quality
                                                       Intermediate-Term Bond
                                                       Inflation Protection
                                                       International Emerging
                                                       Markets
                                                       International Growth
                                                       LargeCap S&P 500 Index
                                                       LargeCap Value
                                                       MidCap Blend
                                                       MidCap S&P 400 Index
                                                       MidCap Value
                                                       Money Market
                                                       Principal LifeTime Funds
                                                       Short-Term Bond
                                                       SmallCap Blend
                                                       SmallCap Growth
                                                       SmallCap S&P 600 Index
                                                       SmallCap Value
                                                       Ultra Short Bond

 Principal Real Estate Investors, LLC *                Real Estate Securities

 Pyramis Global Advisors, LLC                          Partners International
 (formerly known as Fidelity Management & Research     Partners MidCap Growth
 Company)                                              II

 Spectrum Asset Management, Inc. *                     Preferred Securities

                                                       Partners LargeCap Blend
 T. Rowe Price Associates, Inc.                        Partners LargeCap Growth
                                                       I

 Turner Investment Partners, Inc.                      Partners MidCap Growth

                                                       Partners LargeCap Value
                                                       I
 UBS Global Asset Management (Americas) Inc.           Partners SmallCap Growth
                                                       II

                                                       Partners SmallCap Value
 Vaughan Nelson Investment Management, LP              II
*Principal Management Corporation; Columbus Circle Investors; Edge Asset
 Management, Inc.; Principal Global Investors, LLC; Principal Real Estate
 Investors, LLC; Princor Financial Services Corporation; and Spectrum Asset
 Management, Inc. are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the
 Principal Financial Group/(R)/.

Pursuant to an Agreement and Plan of Reorganization with WM Strategic Asset Management Portfolios, LLC (the "SAM Portfolios"), Principal Investors Fund acquired substantially all the assets of each of the SAM Portfolios effective January 12, 2007 (the "Reorganization Date") (the "WM Reorganization"). WM Advisors, Inc. had served as the investment adviser to the SAM Portfolios. The Principal Investors Fund SAM Portfolios commenced operations on the effective date of the WM Reorganization by succeeding to the operations of predecessor SAM Portfolios.


The Funds offer five classes of shares through this prospectus, each of which may be purchased through retirement plans though not all plans offer each Fund. Such plans may impose fees in addition to those charged by the Funds. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best meets your situation (not all classes are available to all plans). Not all of the Funds or all Classes of each Fund are offered in every state. Please check with your financial advisor or our home office for state availability.


EACH INVESTOR'S FINANCIAL CONSIDERATIONS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL ADVISER TO HELP YOU DECIDE WHICH SHARE CLASS IS BEST FOR YOU.

In the description for each Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections describe each Fund's investment objective and summarize how each Fund intends to achieve its investment objective. The Board of Directors may change a Fund's objective or investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the Fund's investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

The sections also describe each Fund's primary investment strategies (including the type or types of securities in which the Fund invests), any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Fund. A fuller discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions as more fully described under the caption "Certain Investment Strategies and Related Risks-Temporary Defensive Measures."


Each Fund is designed to be a portion of an investor's portfolio. None of the Funds is intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to bear investment losses during periods of adverse market conditions. The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called "principal risks." The principal risks of investing in the Funds are stated as to each Fund in the Fund's description. In addition to the risks identified in each Fund's description, each of the Funds is also subject to credit and counterparty risk, liquidity risk, market risk, and management risk (except the LargeCap S&P 500 Index Fund, MidCap S&P 400 Index Fund, and SmallCap S&P 600 Index Fund). These risks, and each of the other principal risks, are more fully explained in Appendix A to this prospectus.


INVESTMENT RESULTS
A bar chart and a table are included with each Fund that has annual returns for a full calendar year. They show the Fund's annual returns and its long-term performance. The chart shows how the Advisors Select Class's performance has varied from year-to-year. The table compares the Fund's performance over time to that of:
.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.) and
.. an average of the performance of a group of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

Performance for Advisors Signature Class shares for periods prior to the date on which a Fund's Advisors Signature Class shares began operations (as indicated in the tables on the following pages) is based on the performance of the oldest share class of the Fund, either the Institutional Class shares or the Advisors Preferred Class shares, adjusted to reflect the expenses of the Fund's Advisors Signature Class shares. The adjustments result in performance (for the period prior to the effective date of the Advisors Signature Class) that is no higher than the historical performance of the applicable Institutional Class or Advisors Preferred Class shares.


Performance of each share Class of each of the SAM Portfolios is based on the historical performance of the Class A shares of the predecessor SAM Portfolio adjusted to reflect the lack of initial sales charges and current fund operating expenses for each such share Class. The adjustments result in performance for each share Class that is likely to be different than the historical performance of the Class A shares of the predecessor SAM Portfolios.


A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

FEES AND EXPENSES
The annual operating expenses for each Fund are deducted from that Fund's assets (stated as a percentage of Fund assets). A Fund's operating expenses are shown with each Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in a Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown. Your actual costs may be higher or lower.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been made by the Principal Investors Fund, a Fund, Principal, any Sub-Advisor, or Princor.

DOMESTIC STOCKS - LARGECAP FUNDS


DISCIPLINED LARGECAP BLEND FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Standard & Poor's ("S&P") 500 Index (as of December 31, 2006 this range was between approximately $1.4 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, PGI, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their expected investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


PGI believes that changes in market expectations drive stock prices. Early identification of improving business fundamentals, early identification of positive change in expectations regarding future profitability of companies and paying prices that are below "fair value" for these stocks will result in investment management success. PGI's investment process seeks to systematically identify stocks with desirable characteristics and combine these stocks in a risk-managed portfolio to maximize return potential by controlling risk.


Among the principal risks of investing in the Fund are:

                                                                                 .Market Segment (LargeCap)
  . Equity Securities Risk                               . Derivatives Risk        Risk
  . Underlying Fund Risk                                 . Growth Stock Risk     . Value Stock Risk
  . Active Trading Risk

PGI has been the Fund's Sub-Advisor since December 30, 2002.

The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT SHARES)

"2003"27.39

"2004"12.05


"2005"6.34

2006 13.22

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.82%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q1 '03
  -3.50%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                      PAST 1 YEAR             LIFE OF FUND
 ADVISORS SIGNATURE CLASS .........................................................              13.06                   14.31
 ADVISORS SELECT CLASS.............................................................              13.22                   14.48
 ADVISORS PREFERRED CLASS..........................................................              13.45                   14.71
 SELECT CLASS......................................................................              13.57                   14.91
 PREFERRED CLASS...................................................................              13.76                   15.06
 S&P 500 Index* ...................................................................              15.79                   14.74
 Morningstar Large Blend Category Average* ........................................              14.12                   14.31
  Index performance does not reflect deductions for fees, expenses or taxes.
  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 30,
  2002. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class.
  The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares. The Instittuional Class shares were first sold on
  December 30, 2002.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (December 30, 2002).
 For further information about the Fund's performance, see "Risk/Return Summary -
  Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                         ADVISORS   ADVISORS  ADVISORS
                                         SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
  FOR THE PERIOD ENDED OCTOBER 31, 2006    CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees.......................    0.59%     0.59%      0.59%    0.59%      0.59%
 12b-1 Fees............................    0.35      0.30       0.25     0.10        N/A
 Other Expenses*.......................    0.53      0.45       0.32     0.28       0.26
                                           ----      ----       ----     ----       ----
   TOTAL ANNUAL FUND OPERATING EXPENSES    1.47%     1.34%      1.16%    0.97%      0.85%
 * Other Expenses Includes:
    Service Fee........................    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service Fee.........    0.28      0.20       0.15     0.13       0.11


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                          $150  $465  $803  $1,757
 ADVISORS SELECT CLASS                                                                              136   425   734   1,613
 ADVISORS PREFERRED CLASS                                                                           118   368   638   1,409
 SELECT CLASS                                                                                        99   309   536   1,190
 PREFERRED CLASS                                                                                     87   271   471   1,049

LARGECAP GROWTH FUND

SUB-ADVISOR(S): Columbus Circle Investors ("CCI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)/ Growth Index (as of December 31, 2006 this range was between approximately $1.2 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. To meet its investment objective, the Fund may invest in initial public offerings.

CCI uses a bottom-up approach (focusing on individual stock selection rather than forecasting market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in depth analysis of company fundamentals in the context of the prevailing economic environment, CCI's team of investment professionals selects companies that meet the criteria of positive momentum in a company's progress and positive surprise in reported results.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  .
    Underlying Fund Risk  . Active Trading Risk   . Growth Stock Risk
                          .Foreign Securities     .Initial Public Offerings
  . Exchange Rate Risk      Risk                    Risk



CCI became the Fund's Sub-Advisor on January 5, 2005.

The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT SHARES)

"2001"-24.75

"2002"-28.84


"2003"23.83


"2004"8.74


"2005"10.79

2006 9.18

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                    13.49%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '01                                   -23.45%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31,                PAST 1 YEAR                           PAST 5 YEARS                 LIFE OF FUND
  2006
 ADVISORS SIGNATURE CLASS ...........                  8.90                                 3.56/(1)/                  -2.93/(1)/
 ADVISORS SELECT CLASS...............                  9.18                                 2.99                       -3.33
 ADVISORS PREFERRED CLASS............                  9.28                                 3.87/(1)/                  -2.63/(//1)/
 SELECT CLASS........................                  9.46                                 3.69/(2)/                  -2.75/(2)/
 PREFERRED CLASS.....................                  9.59                                 3.44                       -2.94
 Russell 1000 Growth Index* .........                  9.07                                 2.69                       -1.58
 Morningstar Large Growth Category
 Average*............................                  6.93                                 2.88                       -1.26
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).
 ///(//1)
  /During 2003, the Fund processed a significant (relative to the net assets of the Advisors Preferred Class) "As Of" transaction that resulted in a gain to the remaining shareholders of the Advisors Preferred Class. Had this gain not been recognized, the total return shown in the table for Life of Fund would have been lower.
 ///(//2)/During 2003, the Select Class experienced a significant redemption of shares. Because the remaining shareholders held relatively small positions, the total return shown in the table for Life of Fund is greater than it would have been without the redemption.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                       ADVISORS           ADVISORS            ADVISORS
                                                      SIGNATURE            SELECT            PREFERRED           SELECT
  FOR THE PERIOD ENDED OCTOBER 31, 2006                 CLASS               CLASS              CLASS              CLASS
 Management Fees /(1)/ .........................        0.64%               0.64%              0.64%              0.64%
 12b-1 Fees.....................................        0.35                0.30               0.25               0.10
 Other Expenses*................................        0.53                0.45               0.32               0.28
                                                        ----                ----               ----               ----
            TOTAL ANNUAL FUND OPERATING EXPENSES        1.52%               1.39%              1.21%              1.02%
 * Other Expenses Includes:
    Service Fee.................................        0.25%               0.25%              0.17%              0.15%
    Administrative Service Fee..................        0.28                0.20               0.15               0.13
 ///(1)/
  Expense information has been restated to reflect current fees. The Fund's management fees were increased effective January 16,
  2007.

                                                       PREFERRED
  FOR THE PERIOD ENDED OCTOBER 31, 2006                  CLASS
 Management Fees /(1)/ .........................         0.64%
 12b-1 Fees.....................................          N/A
 Other Expenses*................................         0.26
                                                         ----
            TOTAL ANNUAL FUND OPERATING EXPENSES         0.90%
 * Other Expenses Includes:
    Service Fee.................................         0.15%
    Administrative Service Fee..................         0.11
 ///(1)/
  Expense information has been restated to reflect current fees. The Fund's management fees were increased effective January 16,
  2007.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                          $155  $480  $829  $1,813
 ADVISORS SELECT CLASS                                                                              142   440   761   1,669
 ADVISORS PREFERRED CLASS                                                                           123   384   665   1,466
 SELECT CLASS                                                                                       104   325   563   1,248
 PREFERRED CLASS                                                                                     92   287   498   1,108

LARGECAP S&P 500 INDEX FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies that compose the S&P 500 Index. PGI attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2006, the market capitalization range of the Index was between approximately $1.4 billion and $446.9 billion. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P 500. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund's portfolio may be weighted differently from the S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.


PGI reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund's assets. PGI may also elect to omit any S&P 500 stocks from the Fund if such stocks are issued by an affiliated company.


Among the principal risks of investing in the Fund are:

  . Equity Securities Risk              . Market Segment (LargeCap) Risk



NOTE: "Standard & Poor's 500" and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by Principal. The Fund is not sponsored, endorsed, sold, or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT SHARES)

"2001"-12.58

"2002"-22.89


"2003"27.20


"2004"9.80

2005 3.92

2006 14.79



LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    15.12%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -17.48%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31,                  PAST 1 YEAR                          PAST 5 YEARS                LIFE OF FUND
  2006
 ADVISORS SIGNATURE CLASS .............                 14.68                                 5.01                       1.40
 ADVISORS SELECT CLASS.................                 14.79                                 5.14                       1.54
 ADVISORS PREFERRED CLASS..............                 14.98                                 5.34                       1.71
 SELECT CLASS..........................                 15.14                                 5.53                       1.92
 PREFERRED CLASS.......................                 15.32                                 5.72                       2.09
 S&P 500 Index* .......................                 15.79                                 6.19                       2.94
 Morningstar Large Blend Category
 Average*..............................                 14.12                                 5.92                       3.10
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                        ADVISORS             ADVISORS            ADVISORS
                                                        SIGNATURE             SELECT             PREFERRED            SELECT
  FOR THE PERIOD ENDED OCTOBER 31, 2006                   CLASS               CLASS                CLASS              CLASS
 Management Fees ................................         0.15%               0.15%                0.15%              0.15%
 12b-1 Fees......................................         0.35                0.30                 0.25               0.10
 Other Expenses* /(1)/ ..........................         0.54                0.46                 0.33               0.29
                                                          ----                ----                 ----               ----
             TOTAL ANNUAL FUND OPERATING EXPENSES         1.04%               0.91%                0.73%              0.54%
 Expense Reimbursement /(2)/ ....................         0.53                0.01                 0.01               0.01
                                                          ----                ----                 ----               ----
                                     NET EXPENSES         1.03%               0.90%                0.72%              0.53%
 * Other Expenses Includes:
    Service Fee..................................         0.25%               0.25%                0.17%              0.15%
    Administrative Service Fee...................         0.28                0.20                 0.15               0.13
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                         PREFERRED
  FOR THE PERIOD ENDED OCTOBER 31, 2006                    CLASS
 Management Fees ................................          0.15%
 12b-1 Fees......................................           N/A
 Other Expenses* /(1)/ ..........................          0.27
                                                           ----
             TOTAL ANNUAL FUND OPERATING EXPENSES          0.42%
 Expense Reimbursement /(2)/ ....................          0.01
                                                           ----
                                     NET EXPENSES          0.41%
 * Other Expenses Includes:
    Service Fee..................................          0.15%
    Administrative Service Fee...................          0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                          $105  $330  $573  $1,270
 ADVISORS SELECT CLASS                                                                               92   289   503   1,119
 ADVISORS PREFERRED CLASS                                                                            74   232   405     906
 SELECT CLASS                                                                                        54   172   301     676
 PREFERRED CLASS                                                                                     42   134   234     529

LARGECAP VALUE FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)// /Value Index, which as of December 31, 2006 ranged between approximately $1.3 billion and $446.9 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. monitoring a stock's behavior in the market to assess the timeliness of the investment.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  .
    Underlying Fund Risk  . Active Trading Risk   . Value Stock Risk
                          .Foreign Securities
  . Exchange Rate Risk      Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT SHARES)

"2001"-7.8

"2002"-13.56


"2003"25.14


"2004"11.69


"2005"6.05

2006 19.10



LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    15.08%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -15.16%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31,                  PAST 1 YEAR                          PAST 5 YEARS                LIFE OF FUND
  2006
 ADVISORS SIGNATURE CLASS .............
                                                        18.93                                 8.63                       6.13
 ADVISORS SELECT CLASS................                  19.10                                 8.82                       6.33
 ADVISORS PREFERRED CLASS.............                  19.36                                 8.96                       6.46
 SELECT CLASS.........................                  19.59                                 9.10                       6.62
 PREFERRED CLASS......................                  19.71                                 9.31                       6.81
 Russell 1000 Value Index* ............                 22.25                                10.86                       7.93
 Morningstar Large Value Category
 Average* .............................                 18.18                                 8.38                       6.38
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                         ADVISORS                                 ADVISORS                  ADVISORS
                                        SIGNATURE                                  SELECT                   PREFERRED  SELECT
                                          CLASS                                     CLASS                     CLASS    CLASS
 Management Fees.......                   0.45%                                     0.45%                     0.45%    0.45%
 12b-1 Fees............                   0.35                                      0.30                      0.25     0.10
 Other Expenses* /(1)/                    0.54                                      0.46                      0.33     0.29
                                          ----                                      ----                      ----     ----
      TOTAL ANNUAL FUND
     OPERATING EXPENSES                   1.34%                                     1.21%                     1.03%    0.84%
 Expense Reimbursement
 /(2)/ ................                   0.01                                      0.01                      0.01     0.01
                                          ----                                      ----                      ----     ----
           NET EXPENSES                   1.33%                                     1.20%                     1.02%    0.83%
 * Other Expenses Includes:
    Service Fee........                   0.25%                                     0.25%                     0.17%    0.15%
    Administrative
  Service Fee..........                   0.28                                      0.20                      0.15     0.13
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                          PREFERRED
                            CLASS
 Management Fees.......     0.45%
 12b-1 Fees............      N/A
 Other Expenses* /(1)/      0.27
                            ----
      TOTAL ANNUAL FUND     0.72%
     OPERATING EXPENSES
 Expense Reimbursement
 /(2)/ ................     0.01
                            ----
           NET EXPENSES     0.71%
 * Other Expenses Includes:
    Service Fee........     0.15%
    Administrative          0.11
  Service Fee..........
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                          $135  $424  $733  $1,612
 ADVISORS SELECT CLASS                                                                              122   383   664   1,465
 ADVISORS PREFERRED CLASS                                                                           104   327   568   1,259
 SELECT CLASS                                                                                        85   267   465   1,036
 PREFERRED CLASS                                                                                     73   229   400     894

PARTNERS LARGECAP BLEND FUND

SUB-ADVISOR(S): T. Rowe Price Associates, Inc. ("T. Rowe Price")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.

MAIN STRATEGIES AND RISKS
The Fund pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of December 31, 2006 this range was between approximately $1.4 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund will generally remain fully invested (less than 5% cash reserves) and will have approximately the same industry weightings as compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization stocks and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Fund objectives. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


The market capitalization of companies in the Fund's portfolio and the S&P 500 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index range. In addition, the Fund has the ability to purchase stocks whose market capitalization falls below the range of companies in the S&P 500 Index.


T. Rowe Price uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the S&P 500 Index. Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index. T. Rowe Price generally purchases for the Fund securities issued by companies in the S&P 500 Index, and therefore, its stock selection process will result in the purchase of both growth and value stocks.


A team of T. Rowe Price equity analysts is directly responsible for selecting stocks for the Fund. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Fund seeks to take full advantage of the analysts' focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Fund and coordinating Fund investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.


In pursuing its investment objective, the Fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities
    Risk                  . Value Stock Risk      . Growth Stock Risk
  . Exchange Rate Risk



T. Rowe Price became Sub-Advisor to the Fund effective March 9, 2004.

The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT SHARES)

"2001"-7.9

"2002"-16.96


"2003"23.36


"2004"9.41


"2005"4.08

2006 15.14

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.14%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -15.62%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31,                  PAST 1 YEAR                          PAST 5 YEARS                LIFE OF FUND
  2006
 ADVISORS SIGNATURE CLASS .............                 15.04                                 5.92                       3.74
 ADVISORS SELECT CLASS.................                 15.14                                 6.08                       3.91
 ADVISORS PREFERRED CLASS.............                  15.26                                 6.23                       4.08
 SELECT CLASS.........................                  15.62                                 6.53                       4.31
 PREFERRED CLASS......................                  15.70                                 6.56                       4.36
 S&P 500 Index* .......................                 15.79                                 6.19                       2.94
 Morningstar Large Blend Category
 Average*..............................                 14.12                                 5.92                       3.10
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                        ADVISORS             ADVISORS            ADVISORS
                                                        SIGNATURE             SELECT             PREFERRED            SELECT
  FOR THE PERIOD ENDED OCTOBER 31, 2006                   CLASS               CLASS                CLASS              CLASS
 Management Fees.................................         0.74%               0.74%                0.74%              0.74%
 12b-1 Fees......................................         0.35                0.30                 0.25               0.10
 Other Expenses* /(1)/ ..........................         0.54                0.46                 0.33               0.29
                                                          ----                ----                 ----               ----
             TOTAL ANNUAL FUND OPERATING EXPENSES         1.63%               1.50%                1.32%              1.13%
 Expense Reimbursement /(2)/ ....................         0.01                0.01                 0.01               0.01
                                                          ----                ----                 ----               ----
                                     NET EXPENSES         1.62%               1.49%                1.31%              1.12%
 * Other Expenses Includes:
    Service Fee..................................         0.25%               0.25%                0.17%              0.15%
    Administrative Service Fee...................         0.28                0.20                 0.15               0.13
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                         PREFERRED
  FOR THE PERIOD ENDED OCTOBER 31, 2006                    CLASS
 Management Fees.................................          0.74%
 12b-1 Fees......................................           N/A
 Other Expenses* /(1)/ ..........................          0.27
                                                           ----
             TOTAL ANNUAL FUND OPERATING EXPENSES          1.01%
 Expense Reimbursement /(2)/ ....................          0.01
                                                           ----
                                     NET EXPENSES          1.00%
 * Other Expenses Includes:
    Service Fee..................................          0.15%
    Administrative Service Fee...................          0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                         $165  $513  $886  $1,932
 ADVISORS SELECT CLASS                                                                             152   473   818   1,790
 ADVISORS PREFERRED CLASS                                                                          133   417   723   1,589
 SELECT CLASS                                                                                      114   358   621   1,374
 PREFERRED CLASS                                                                                   102   321   557   1,235

PARTNERS LARGECAP BLEND FUND I

SUB-ADVISOR(S): Goldman Sachs Asset Management, L.P. ("Goldman Sachs")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

MAIN STRATEGIES AND RISKS
The Fund seeks its objective through investment in a broadly diversified portfolio of large cap and blue chip equity investments representing all major sectors of the U.S. economy. Under normal market conditions, the Fund invests at least 80% of its assets (not including securities lending collateral and any investment of that collateral) in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index (as of December 31, 2006, the range was between approximately $1.4 billion and $446.9 billion)) measured at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

Goldman Sachs seeks to outperform the S&P 500 Index by overweighting stocks that it believes are more likely to outperform the benchmark while underweighting stocks that it believes will lag the Index. Goldman Sachs seeks to add value from stock selection rather than sector rotation strategies or market timing. Its approach is to combine traditional fundamental analysis with sophisticated quantitative modeling and to carefully construct and manage the risk in the portfolio.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  . Active Trading Risk   . Value Stock Risk      . Growth Stock Risk
  .
    Underlying Fund Risk  . Exchange Rate Risk    . Foreign Securities Risk



Goldman Sachs became Sub-Advisor to the Fund on December 16, 2002.

The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT SHARES)

"2001"-17.44

"2002"-25.35


"2003"26.92


"2004"10.09


"2005"5.37

2006 12.96

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    13.99%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -17.75%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31,                  PAST 1 YEAR                          PAST 5 YEARS                LIFE OF FUND
  2006
 ADVISORS SIGNATURE CLASS .............                 12.76                                 4.28                       -0.03
 ADVISORS SELECT CLASS.................                 12.96                                 4.42                        0.09
 ADVISORS PREFERRED CLASS..............                 13.08                                 4.60                        0.28
 SELECT CLASS..........................                 13.29                                 4.76                        0.44
 PREFERRED CLASS.......................                 13.51                                 4.93                        0.59
 S&P 500 Index* .......................                 15.79                                 6.19                        2.94
 Morningstar Large Blend Category
 Average*..............................                 14.12                                 5.92                        3.10
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                        ADVISORS             ADVISORS            ADVISORS
                                                        SIGNATURE             SELECT             PREFERRED            SELECT
  FOR THE PERIOD ENDED OCTOBER 31, 2006                   CLASS               CLASS                CLASS              CLASS
 Management Fees.................................         0.45%               0.45%                0.45%              0.45%
 12b-1 Fees......................................         0.35                0.30                 0.25               0.10
 Other Expenses* /(1)/ ..........................         0.55                0.47                 0.34               0.30
                                                          ----                ----                 ----               ----
             TOTAL ANNUAL FUND OPERATING EXPENSES         1.35%               1.22%                1.04%              0.85%
 Expense Reimbursement /(2)/ ....................         0.02                0.02                 0.02               0.02
                                                          ----                ----                 ----               ----
                                     NET EXPENSES         1.33%               1.20%                1.02%              0.83%
 * Other Expenses Includes:
    Service Fee..................................         0.25%               0.25%                0.17%              0.15%
    Administrative Service Fee...................         0.28                0.20                 0.15               0.13
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                         PREFERRED
  FOR THE PERIOD ENDED OCTOBER 31, 2006                    CLASS
 Management Fees.................................          0.45%
 12b-1 Fees......................................           N/A
 Other Expenses* /(1)/ ..........................          0.28
                                                           ----
             TOTAL ANNUAL FUND OPERATING EXPENSES          0.73%
 Expense Reimbursement /(2)/ ....................          0.02
                                                           ----
                                     NET EXPENSES          0.71%
 * Other Expenses Includes:
    Service Fee..................................          0.15%
    Administrative Service Fee...................          0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                          $135  $426  $737  $1,622
 ADVISORS SELECT CLASS                                                                              122   385   668   1,476
 ADVISORS PREFERRED CLASS                                                                           104   329   572   1,269
 SELECT CLASS                                                                                        85   269   469   1,047
 PREFERRED CLASS                                                                                     73   231   404     905

PARTNERS LARGECAP GROWTH FUND I

SUB-ADVISOR(S): T. Rowe Price Associates, Inc. ("T. Rowe Price")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies with large market capitalizations that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations within the range of companies in the Russell 1000/(R)// /Growth Index (as of December 31, 2006, this range was between approximately $1.2 billion and $446.9 billion) at the time of purchase. The Fund's investments in foreign companies will be limited to 25% of its total assets. The Fund may also purchase futures and options, in keeping with Fund objectives.

The market capitalization of companies in the Fund's portfolio and the Russell index will change over time, and the Fund will not automatically sell or cease to purchase the stock of a company it already owns just because the company's market capitalization grows or falls outside of the index range.


T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Fund may actively trade securities in an attempt to achieve its investment objective.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing overall fund exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices and foreign currencies.


Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  . Exchange Rate Risk    . Growth Stock Risk     . Active Trading Risk
  .Foreign Securities     .
    Risk                    Underlying Fund Risk

T. Rowe Price became the Sub-Advisor to the Fund on August 24, 2004.

The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-15.07

"2002"-28.41


"2003"23.22


"2004"8.39


"2005"6.91

2006 5.32



LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                    12.73%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q1 '01
  -18.23%

  (ADVISORS SELECT SHARES)

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31,                  PAST 1 YEAR                          PAST 5 YEARS                LIFE OF FUND
  2006
 ADVISORS SIGNATURE CLASS .............
                                                        5.18                                  1.35                       -2.55
 ADVISORS SELECT CLASS................                  5.32                                  1.49                       -2.43
 ADVISORS PREFERRED CLASS.............                  5.43                                  1.97                       -2.01
 SELECT CLASS.........................                  5.68                                  1.85                       -2.08
 PREFERRED CLASS......................                  5.87                                  2.04                       -1.91
 Russell 1000 Growth Index* ...........                 9.07                                  2.69                       -1.58
 Morningstar Large Growth Category
 Average*..............................                 6.93                                  2.88                       -1.26
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                        ADVISORS             ADVISORS            ADVISORS
                                                        SIGNATURE             SELECT             PREFERRED            SELECT
  FOR THE PERIOD ENDED OCTOBER 31, 2006                   CLASS               CLASS                CLASS              CLASS
 Management Fees.................................         0.74%               0.74%                0.74%              0.74%
 12b-1 Fees......................................         0.35                0.30                 0.25               0.10
 Other Expenses* /(1)/ ..........................         0.54                0.46                 0.33               0.29
                                                          ----                ----                 ----               ----
             TOTAL ANNUAL FUND OPERATING EXPENSES         1.63%               1.50%                1.32%              1.13%
 Expense Reimbursement /(2)/ ....................         0.01                0.01                 0.01               0.01
                                                          ----                ----                 ----               ----
                                     NET EXPENSES         1.62%               1.49%                1.31%              1.12%
 * Other Expenses Includes:
    Service Fee..................................         0.25%               0.25%                0.17%              0.15%
    Administrative Service Fee...................         0.28                0.20                 0.15               0.13
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                         PREFERRED
  FOR THE PERIOD ENDED OCTOBER 31, 2006                    CLASS
 Management Fees.................................          0.74%
 12b-1 Fees......................................           N/A
 Other Expenses* /(1)/ ..........................          0.27
                                                           ----
             TOTAL ANNUAL FUND OPERATING EXPENSES          1.01%
 Expense Reimbursement /(2)/ ....................          0.01
                                                           ----
                                     NET EXPENSES          1.00%
 * Other Expenses Includes:
    Service Fee..................................          0.15%
    Administrative Service Fee...................          0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                         $165  $513  $886  $1,932
 ADVISORS SELECT CLASS                                                                             152   473   818   1,790
 ADVISORS PREFERRED CLASS                                                                          133   417   723   1,589
 SELECT CLASS                                                                                      114   358   621   1,374
 PREFERRED CLASS                                                                                   102   321   557   1,235

PARTNERS LARGECAP GROWTH FUND II

SUB-ADVISOR(S): American Century Investment Management, Inc. ("American
          Century") and BNY Investment Advisors ("BNY") (for the Fund's "cash buffer")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of December 31, 2006, the range was between approximately $1.2 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

American Century selects stocks of larger-sized companies it believes will increase in value over time using a growth investment strategy it developed. In implementing this strategy, American Century uses a bottom-up approach to stock selection. This means that American Century makes investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.


Using its extensive computer database, as well as other primary analytical research tools, American Century tracks financial information for individual companies to identify and evaluate trends in earnings, revenues, and other business fundamentals. Under normal market conditions, the Fund's portfolio will primarily consist of securities of companies whose earnings and revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company's business. These techniques help American Century buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.


Although American Century intends to invest the Fund's assets primarily in U.S. stocks, the Fund may invest up to 25% of its assets in securities of foreign companies. Most of the Fund's foreign investments are in companies located and doing business in developed countries.


American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When American Century believes it is prudent, the Fund may invest a portion of its assets in debt securities, options, preferred stock and equity equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks. In addition, up to 25% of Fund assets may be invested in foreign securities.


Principal has selected BNY as Sub-Advisor for the Fund's "cash buffer." The cash buffer is the receptacle for daily cash flows received as a direct result of transactions (purchases and redemptions) placed by shareholders. BNY will invest the Fund's cash buffer in S&P 500 Index futures contracts with a nominal value equal to the underlying cash buffer account (i.e., no leverage employed). Principal believes that, over the long term, this strategy will enhance the investment performance of the Fund.


Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  .
    Underlying Fund Risk  . Growth Stock Risk     . Foreign Securities Risk
  . Exchange Rate Risk

American Century has been the Fund's Sub-Advisor since December 6, 2000. BNY was added as an additional Sub-Advisor on March 1, 2006.


The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT CLASS)

"2001"-18.4

"2002"-26.52


"2003"24.96


"2004"8.66


"2005"3.91

2006 6.88


LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                    14.47%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q1 '01
  -19.72%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31,                  PAST 1 YEAR                          PAST 5 YEARS                LIFE OF FUND
  2006
 ADVISORS SIGNATURE CLASS .............
                                                        6.80                                  1.97                       -2.73
 ADVISORS SELECT CLASS................                  6.88                                  2.07                       -2.62
 ADVISORS PREFERRED CLASS.............                  7.06                                  2.23                       -2.45
 SELECT CLASS.........................                  7.37                                  2.46                       -2.25
 PREFERRED CLASS......................                  7.45                                  2.55                       -2.17
 Russell 1000 Growth Index* ...........                 9.07                                  2.69                       -1.58
 Morningstar Large Growth Category
 Average* .............................                 6.93                                  2.88                       -1.26
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                         ADVISORS             ADVISORS              ADVISORS
                                                        SIGNATURE              SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                     CLASS                 CLASS                CLASS
 Management Fees.................................         0.99%                 0.99%                0.99%
 12b-1 Fees......................................         0.35                  0.30                 0.25
 Other Expenses* /(1)/ ..........................         0.54                  0.46                 0.33
                                                          ----                  ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES         1.88%                 1.75%                1.57%
 Expense Reimbursement /(2)/ ....................         0.01                  0.01                 0.01
                                                          ----                  ----                 ----
                                     NET EXPENSES         1.87%                 1.74%                1.56%
  *Other Expenses Includes:
    Service Fee..................................         0.25%                 0.25%                0.17%
    Administrative Service Fee...................         0.28                  0.20                 0.15
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                        SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                    CLASS                CLASS
 Management Fees.................................        0.99%                0.99%
 12b-1 Fees......................................        0.10                  N/A
 Other Expenses* /(1)/ ..........................        0.29                 0.27
                                                         ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES        1.38%                1.26%
 Expense Reimbursement /(2)/ ....................        0.01                 0.01
                                                         ----                 ----
                                     NET EXPENSES        1.37%                1.25%
  *Other Expenses Includes:
    Service Fee..................................        0.15%                0.15%
    Administrative Service Fee...................        0.13                 0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                         $190  $590  $1,015  $2,200
 ADVISORS SELECT CLASS                                                                             177   550     948   2,062
 ADVISORS PREFERRED CLASS                                                                          159   495     854   1,867
 SELECT CLASS                                                                                      139   436     754   1,657
 PREFERRED CLASS                                                                                   127   399     691   1,522

PARTNERS LARGECAP VALUE FUND

SUB-ADVISOR(S): AllianceBernstein L.P. ("AllianceBernstein") and BNY Investment
          Advisors ("BNY") (for the Fund's "cash buffer")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, AllianceBernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Fund generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)/ Value Index (as of December 31, 2006, this range was between approximately $1.3 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

AllianceBernstein employs an investment strategy, generally described as "value" investing. The firm seeks securities that exhibit low financial ratios, can be acquired for less than what AllianceBernstein believes is the issuer's intrinsic value, or whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to AllianceBernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that AllianceBernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For AllianceBernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


Principal has selected BNY as Sub-Advisor for the Fund's "cash buffer." The cash buffer is the receptacle for daily cash flows received as a direct result of transactions (purchases and redemptions) placed by shareholders. BNY will invest the Fund's cash buffer in S&P 500 Index futures contracts with a nominal value equal to the underlying cash buffer account (i.e., no leverage employed). Principal believes that, over the long term, this strategy will enhance the investment performance of the Fund.


Among the principal risks of investing in the Fund are:

                                                                                 .Market Segment (LargeCap)
  . Equity Securities Risk                               . Derivatives Risk        Risk
  . Underlying Fund Risk                                 . Value Stock Risk      . Foreign Securities Risk
  . Exchange Rate Risk

Bernstein has been the Fund's Sub-Advisor since December 6, 2000. BNY was added as an additional Sub-Advisor on March 1, 2006.

The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT CLASS SHARES)

"2001"4.96

"2002"-14.14


"2003"26.46


"2004"12.6


"2005"4.4

2006 20.98



LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    15.40%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -18.62%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31,                  PAST 1 YEAR                          PAST 5 YEARS                LIFE OF FUND
  2006
 ADVISORS SIGNATURE CLASS .............
                                                        20.85                                 8.90                       8.92
 ADVISORS SELECT CLASS.................                 20.98                                 9.08                       9.13
 ADVISORS PREFERRED CLASS.............                  21.17                                 9.75                       9.72
 SELECT CLASS.........................                  21.47                                 9.45                       9.52
 PREFERRED CLASS......................                  21.60                                 9.65                       9.67
 Russell 1000 Value Index* ............                 22.25                                10.86                       7.93
 Morningstar Large Value Category
 Average* .............................                 18.18                                 8.38                       6.38
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                        ADVISORS   ADVISORS  ADVISORS
                                        SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006     CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees......................    0.77%     0.77%      0.77%    0.77%      0.77%
 12b-1 Fees...........................    0.35      0.30       0.25     0.10        N/A
 Other Expenses*......................    0.53      0.45       0.32     0.28       0.26
                                          ----      ----       ----     ----       ----
  TOTAL ANNUAL FUND OPERATING EXPENSES    1.65%     1.52%      1.34%    1.15%      1.03%
 * Other Expenses Includes:
    Service Fee.......................    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service Fee........    0.28      0.20       0.15     0.13       0.11

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                         $168  $520  $897  $1,955
 ADVISORS SELECT CLASS                                                                             155   480   829   1,813
 ADVISORS PREFERRED CLASS                                                                          136   425   734   1,613
 SELECT CLASS                                                                                      117   365   633   1,398
 PREFERRED CLASS                                                                                   105   328   569   1,259

PARTNERS LARGECAP VALUE FUND I

SUB-ADVISOR(S): UBS Global Asset Management (Americas) Inc. ("UBS Global AM")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of December 31, 2006 this range was between approximately $1.3 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting securities, UBS Global AM focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the assessment of UBS Global AM of what a security is worth. UBS Global AM seeks to select securities with fundamental values that it estimates to be greater than its market value at any given time. For each stock under analysis, UBS Global AM bases its estimates of fundamental value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. UBS Global AM then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. UBS Global AM derives investment value and organizes collective investment insights with an emphasis on primary research and company visits.


Among the principal risks of investing in the Fund are:

  . Exchange Rate Risk                                   . Foreign Securities Risk   . Value Stock Risk
                                                         .Market Segment
  . Derivatives Risk                                       (LargeCap) Risk           . Equity Securities Risk
  . Underlying Fund Risk



UBS Global AM has been the Fund's Sub-Advisor since June 1, 2004.

The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2005"9.05

2006 17.32

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '06                                     7.44%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q1 '05
  -0.72%

  (ADVISORS SELECT SHARES)

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                             PAST 1 YEAR                      LIFE OF FUND
 ADVISORS SIGNATURE CLASS .......................................
                                                                                        17.30                            14.91
 ADVISORS SELECT CLASS...........................................                       17.32                            15.00
 ADVISORS PREFERRED CLASS.............................                                  17.60                            15.23
 SELECT CLASS.........................................                                  17.81                            15.44
 PREFERRED CLASS......................................                                  17.91                            15.61
 Russell 1000 Value Index * .....................................                       22.25                            17.04
 Morningstar Large Value Category Average* ......................                       18.18                            13.95
  Index performance does not reflect deductions for fees, expenses or taxes.
 The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (June 1, 2004).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                         ADVISORS             ADVISORS              ADVISORS
                                                        SIGNATURE              SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                     CLASS                 CLASS                CLASS
 Management Fees.................................         0.80%                 0.80%                0.80%
 12b-1 Fees......................................         0.35                  0.30                 0.25
 Other Expenses* /(1)/ ..........................         0.54                  0.46                 0.33
                                                          ----                  ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES         1.69%                 1.56%                1.38%
 Expense Reimbursement /(2)/ ....................         0.01                  0.01                 0.01
                                                          ----                  ----                 ----
                                     NET EXPENSES         1.68%                 1.55%                1.37%
 * Other Expenses Includes:
    Service Fee..................................         0.25%                 0.25%                0.17%
    Administrative Service Fee...................         0.28                  0.20                 0.15
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                        SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                    CLASS                CLASS
 Management Fees.................................        0.80%                0.80%
 12b-1 Fees......................................        0.10                  N/A
 Other Expenses* /(1)/ ..........................        0.29                 0.27
                                                         ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES        1.19%                1.07%
 Expense Reimbursement /(2)/ ....................        0.01                 0.01
                                                         ----                 ----
                                     NET EXPENSES        1.18%                1.06%
 * Other Expenses Includes:
    Service Fee..................................        0.15%                0.15%
    Administrative Service Fee...................        0.13                 0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                         $171  $532  $917  $1,997
 ADVISORS SELECT CLASS                                                                             158   492   849   1,856
 ADVISORS PREFERRED CLASS                                                                          139   436   754   1,657
 SELECT CLASS                                                                                      120   377   653   1,442
 PREFERRED CLASS                                                                                   108   339   589   1,305

PARTNERS LARGECAP VALUE FUND II

SUB-ADVISOR(S): American Century Investment Management, Inc. ("American
         Century")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

MAIN STRATEGIES
The Fund invests primarily in common stocks and other equity securities of large capitalization companies. Equity securities include common stock, preferred stock, and equity-equivalent securities, such as securities convertible into common stock, stock futures contracts or stock index futures contracts. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies with market capitalizations similar to companies in the Russell 1000/(R) /Value Index (as of December 31, 2006, this range was between approximately $1.3 billion and $446.9 billion) at the time of purchase. Effective March 15, 2007, under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies with market capitalizations similar to companies in the Russell 1000 Index (as of December 31, 2006, this range was between approximately $1.2 billion and $446.9 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The Sub-Advisor, American Century, uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase the stocks of these undervalued companies and hold the stocks until they have returned to favor in the market and their price has increased to, or is higher than, a level American Century believes more accurately reflects the fair value of the company. American Century may sell stocks from the Fund's portfolio if it believes a stock no longer meets its valuation criteria. American Century does not attempt to time the market.


Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges. American Century also may consider whether the companies' securities have a favorable income-paying history and whether income payments are expected to continue or increase. Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks. American Century/ /has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.


When American Century believes it is prudent, the Fund may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities.


In the event of exceptional market or economic conditions, the Fund may as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities, or short-term debt securities. To the extent the Fund assumes a defensive position, it will not be pursuing its objective of capital growth.

Among the principal risks of investing in the Fund are:

  .Equity Securities
    Risk                  . Active Trading Risk   . Exchange Rate Risk
                          .Foreign Securities     .Market Segment (LargeCap)
  . Derivatives Risk        Risk                    Risk
  .U.S. Government                                .U.S. Government Securities
    Sponsored Securities  . Value Stock Risk        Risk
    Risk

American Century has been the Fund's Sub-Advisor since December 29, 2004.


The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT CLASS SHARES)

"2005"3.32

2006 19.04

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '06                                      7.25%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q1 '05
  -1.20%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                              PAST 1 YEAR            LIFE OF FUND
 ADVISORS SIGNATURE CLASS....................................................            18.88                  10.78
 ADVISORS SELECT CLASS.......................................................            19.04                  10.92
 ADVISORS PREFERRED CLASS.............................                                   19.23                  11.16
 SELECT CLASS................................................................            19.47                  11.33
 PREFERRED CLASS......................................                                   19.57                  11.55
 Russell 1000 Value Index* ..................................................            22.25                  14.40
 Morningstar Large Value Category Average* ..................................            18.18                  11.86
  Index performance does not reflect deductions for fees, expenses or taxes.
 *  Lifetime results are measured from the date these share classes were first sold (December 29, 2004).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                         ADVISORS             ADVISORS              ADVISORS
                                                        SIGNATURE              SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                     CLASS                 CLASS                CLASS
 Management Fees.................................         0.85%                 0.85%                0.85%
 12b-1 Fees......................................         0.35                  0.30                 0.25
 Other Expenses* /(1)/ ..........................         0.54                  0.46                 0.33
                                                          ----                  ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES         1.74%                 1.61%                1.43%
 Expense Reimbursement /(2)/ ....................         0.01                  0.01                 0.01
                                                          ----                  ----                 ----
                                     NET EXPENSES         1.73%                 1.60%                1.42%
 * Other Expenses Includes:
    Service Fee..................................         0.25%                 0.25%                0.17%
    Administrative Service Fee...................         0.28                  0.20                 0.15
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                        SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                    CLASS                CLASS
 Management Fees.................................        0.85%                0.85%
 12b-1 Fees......................................        0.10                  N/A
 Other Expenses* /(1)/ ..........................        0.29                 0.27
                                                         ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES        1.24%                1.12%
 Expense Reimbursement /(2)/ ....................        0.01                 0.01
                                                         ----                 ----
                                     NET EXPENSES        1.23%                1.11%
 * Other Expenses Includes:
    Service Fee..................................        0.15%                0.15%
    Administrative Service Fee...................        0.13                 0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                         $176  $547  $943  $2,051
 ADVISORS SELECT CLASS                                                                             163   507   875   1,910
 ADVISORS PREFERRED CLASS                                                                          145   451   781   1,712
 SELECT CLASS                                                                                      125   392   680   1,499
 PREFERRED CLASS                                                                                   113   355   616   1,362

DOMESTIC STOCK - MIDCAP FUNDS


MIDCAP BLEND FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap/(R)/ Index (as of December 31, 2006, this range was between approximately $1.2 billion and $20.3 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


PGI believes that superior stock selection is the key to consistent out-performance. PGI seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research.


PGI focuses its stock selections on established companies that it believes have a sustainable competitive advantage. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

Among the principal risks of investing in the Fund are:

  .Equity Securities                                 .Market Segment (MidCap)
    Risk                  . Derivatives Risk           Risk
  .Foreign Securities
    Risk                  . Growth Stock Risk        . Value Stock Risk
                          .Initial Public
  . Exchange Rate Risk      Offerings Risk           . Active Trading Risk
  . MidCap Stock Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT SHARES)

"2001"-3.93

"2002"-9.07


"2003"31.03


"2004"16.79


"2005"8.46

2006 13.30

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.00%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '01
  -10.69%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31,                  PAST 1 YEAR                          PAST 5 YEARS                LIFE OF FUND
  2006
 ADVISORS SIGNATURE CLASS .............
                                                        13.04                               11.17                       9.13
 ADVISORS SELECT CLASS.................                 13.30                               11.32                       9.26
 ADVISORS PREFERRED CLASS.............                  13.52                               11.54                       9.49
 SELECT CLASS.........................                  13.60                               11.95/(1)/                  9.83/(1)/
 PREFERRED CLASS......................                  13.81                               11.85                       9.79
 Russell Midcap Index* ................                 15.26                               12.88                       9.56
 Morningstar Mid-Cap Blend Category
 Average*..............................                 13.92                               10.51                       8.86
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).
 ///(//1)/During 2003, the Select Class experienced a significant redemption of shares. Because the remaining shareholders held relatively small positions, the total return shown in the table for Past 5 Years and Life of Fund are greater than they would have been without the redemption.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                        ADVISORS             ADVISORS            ADVISORS
                                                        SIGNATURE             SELECT             PREFERRED            SELECT
  FOR THE PERIOD ENDED OCTOBER 31, 2006                   CLASS               CLASS                CLASS              CLASS
 Management Fees.................................         0.64%               0.64%                0.64%              0.64%
 12b-1 Fees......................................         0.35                0.30                 0.25               0.10
 Other Expenses* /(1)/ ..........................         0.54                0.46                 0.33               0.29
                                                          ----                ----                 ----               ----
             TOTAL ANNUAL FUND OPERATING EXPENSES         1.53%               1.40%                1.22%              1.03%
 Expense Reimbursement /(2)/ ....................         0.01                0.01                 0.01               0.01
                                                          ----                ----                 ----               ----
                                     NET EXPENSES         1.52%               1.39%                1.21%              1.02%
 * Other Expenses Includes:
    Service Fee..................................         0.25%               0.25%                0.17%              0.15%
    Administrative Service Fee...................         0.28                0.20                 0.15               0.13
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                         PREFERRED
  FOR THE PERIOD ENDED OCTOBER 31, 2006                    CLASS
 Management Fees.................................          0.64%
 12b-1 Fees......................................           N/A
 Other Expenses* /(1)/ ..........................          0.27
                                                           ----
             TOTAL ANNUAL FUND OPERATING EXPENSES          0.91%
 Expense Reimbursement /(2)/ ....................          0.01
                                                           ----
                                     NET EXPENSES          0.90%
 * Other Expenses Includes:
    Service Fee..................................          0.15%
    Administrative Service Fee...................          0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                          $155  $482  $833  $1,823
 ADVISORS SELECT CLASS                                                                              142   442   765   1,679
 ADVISORS PREFERRED CLASS                                                                           123   386   669   1,476
 SELECT CLASS                                                                                       104   327   568   1,259
 PREFERRED CLASS                                                                                     92   289   503   1,119

MIDCAP GROWTH FUND

SUB-ADVISOR(S): Columbus Circle Investors ("CCI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of medium capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2006, this range was between approximately $1.2 billion and $20.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.


Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI's team of investment professionals seeks to select companies that meet the criteria of positive momentum in a company's progress and positive surprise in reported results.

Among the principal risks of investing in the Fund are:

  .Equity Securities                                 .Market Segment (MidCap)
    Risk                  . Derivatives Risk           Risk
  .Foreign Securities
    Risk                  . Growth Stock Risk        . Active Trading Risk
                          .Initial Public
  . Exchange Rate Risk      Offerings Risk           . MidCap Stock Risk
  . Small Company Risk



CCI became the Fund's Sub-Advisor on January 5, 2005.

The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2001"-25.4

"2002"-40.85


"2003"31.65


"2004"9.65


"2005"12.62

2006 1.33

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                    35.32%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '01
  -36.54%

  (ADVISORS SELECT SHARES)

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31,                  PAST 1 YEAR                          PAST 5 YEARS                LIFE OF FUND
  2006
 ADVISORS SIGNATURE CLASS .............
                                                         1.20                                -0.61                       -5.80
 ADVISORS SELECT CLASS................                   1.33                                -0.52                       -5.72
 ADVISORS PREFERRED CLASS.............                   1.61                                -0.31                       -5.52
 SELECT CLASS.........................                   1.59                                -0.17                       -5.38
 PREFERRED CLASS......................                   1.73                                -0.03                       -5.27
 Russell Midcap Growth Index* .........                 10.66                                 8.22                        2.87
 Morningstar Mid-Cap Growth Category
 Average* .............................                  9.01                                 6.48                        2.13
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS

                                                        ADVISORS             ADVISORS            ADVISORS
                                                        SIGNATURE             SELECT             PREFERRED            SELECT
  FOR THE PERIOD ENDED OCTOBER 31, 2006                   CLASS               CLASS                CLASS              CLASS
 Management Fees.................................         0.65%               0.65%                0.65%              0.65%
 12b-1 Fees......................................         0.35                0.30                 0.25               0.10
 Other Expenses* /(1)/ ..........................         0.59                0.51                 0.38               0.34
                                                          ----                ----                 ----               ----
             TOTAL ANNUAL FUND OPERATING EXPENSES         1.59%               1.46%                1.28%              1.09%
 Expense Reimbursement /(2)/ ....................         0.06                0.06                 0.06               0.06
                                                          ----                ----                 ----               ----
                                     NET EXPENSES         1.53%               1.40%                1.22%              1.03%
 * Other Expenses Includes:
    Service Fee..................................         0.25%               0.25%                0.17%              0.15%
    Administrative Service Fee...................         0.28                0.20                 0.15               0.13
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                         PREFERRED
  FOR THE PERIOD ENDED OCTOBER 31, 2006                    CLASS
 Management Fees.................................          0.65%
 12b-1 Fees......................................           N/A
 Other Expenses* /(1)/ ..........................          0.32
                                                           ----
             TOTAL ANNUAL FUND OPERATING EXPENSES          0.97%
 Expense Reimbursement /(2)/ ....................          0.06
                                                           ----
                                     NET EXPENSES          0.91%
 * Other Expenses Includes:
    Service Fee..................................          0.15%
    Administrative Service Fee...................          0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

  a Percentage of Average Daily Net Assets

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                          $156  $496  $860  $1,884
 ADVISORS SELECT CLASS                                                                              143   456   792   1,741
 ADVISORS PREFERRED CLASS                                                                           124   400   696   1,540
 SELECT CLASS                                                                                       105   341   595   1,323
 PREFERRED CLASS                                                                                     93   303   530   1,184

MIDCAP S&P 400 INDEX FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") MidCap 400 Index. The Sub-Advisor, PGI, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P MidCap 400. The S&P MidCap 400 is an unmanaged index of 400 common stocks of medium sized U.S. (and some Canadian) companies. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2006, the market capitalization range of the Index was between approximately $522 million and $10.6 billion. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P MidCap
400. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P MidCap 400. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P MidCap 400 stocks. At times, the Fund's portfolio may be weighted differently from the S&P MidCap 400, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P MidCap 400 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.


PGI reserves the right to omit or remove any of the S&P MidCap 400 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund's assets.

Among the principal risks of investing in the Fund are:

  . Equity Securities Risk              . Market Segment (MidCap) Risk
  . MidCap Stock Risk                   . Derivatives Risk



NOTE: "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by Principal. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT CLASS)

"2001"-1.53

"2002"-15.84


"2003"34.19


"2004"15.32


"2005"11.37

2006 9.36

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                    17.52%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -16.80%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31,                  PAST 1 YEAR                          PAST 5 YEARS                LIFE OF FUND
  2006
 ADVISORS SIGNATURE CLASS .............
                                                         9.18                                 9.54                       8.05
 ADVISORS SELECT CLASS................                   9.36                                 9.67                       8.20
 ADVISORS PREFERRED CLASS.............                   9.54                                 9.88                       8.39
 SELECT CLASS.........................                   9.82                                10.06                       8.59
 PREFERRED CLASS......................                   9.93                                10.20                       8.72
 S&P MidCap 400 Index* ................                 10.32                                10.89                       8.89
 Morningstar Mid-Cap Blend Category
 Average* .............................                 13.92                                10.51                       8.86
  Index performance does not reflect deductions for fees, expenses or taxes.
 The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 .

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS

                                                        ADVISORS             ADVISORS            ADVISORS
                                                        SIGNATURE             SELECT             PREFERRED            SELECT
  FOR THE PERIOD ENDED OCTOBER 31, 2006                   CLASS               CLASS                CLASS              CLASS
 Management Fees.................................         0.15%               0.15%                0.15%              0.15%
 12b-1 Fees......................................         0.35                0.30                 0.25               0.10
 Other Expenses* /(1)/ ..........................         0.55                0.47                 0.34               0.30
                                                          ----                ----                 ----               ----
             TOTAL ANNUAL FUND OPERATING EXPENSES         1.05%               0.92%                0.74%              0.55%
 Expense Reimbursement /(2)/ ....................         0.02                0.02                 0.02               0.02
                                                          ----                ----                 ----               ----
                                     NET EXPENSES         1.03%               0.90%                0.72%              0.53%
 * Other Expenses Includes:
    Service Fee..................................         0.25%               0.25%                0.17%              0.15%
    Administrative Service Fee...................         0.28                0.20                 0.15               0.13
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                         PREFERRED
  FOR THE PERIOD ENDED OCTOBER 31, 2006                    CLASS
 Management Fees.................................          0.15%
 12b-1 Fees......................................           N/A
 Other Expenses* /(1)/ ..........................          0.28
                                                           ----
             TOTAL ANNUAL FUND OPERATING EXPENSES          0.43%
 Expense Reimbursement /(2)/ ....................          0.02
                                                           ----
                                     NET EXPENSES          0.41%
 * Other Expenses Includes:
    Service Fee..................................          0.15%
    Administrative Service Fee...................          0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

  a Percentage of Average Daily Net Assets

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                          $105  $332  $577  $1,281
 ADVISORS SELECT CLASS                                                                               92   291   507   1,129
 ADVISORS PREFERRED CLASS                                                                            74   235   410     917
 SELECT CLASS                                                                                        54   174   305     687
 PREFERRED CLASS                                                                                     42   136   239     540

MIDCAP VALUE FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI") and Barrow, Hanley,
         Mewhinney & Strauss, Inc. ("BHMS")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Value Index (as of December 31, 2006, this range was between approximately $1.3 billion and $19.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities. The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

The portion of Fund assets managed by PGI is invested in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase. This value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields. The Fund's investments are selected primarily on the basis of fundamental security analysis, focusing on the company's financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Fund often invests in stocks considered temporarily out of favor. Investors often over react to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by this Fund.


The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The BHMS investment strategy emphasizes low P/E ratios, low price to book ratios and high dividend yields, which should offer protection in a declining market environment. In a rising market environment, BHMS expects these securities to benefit from growth in profitability and earnings. The firm conducts its own market research and believes that individual stock selection is more important than sector weightings. BHMS normally does not time the market for short-term gains.


Principal determines the portion of the Fund's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisors' firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks of investing in the Fund are:

  .Equity Securities                                 .Market Segment (MidCap)
    Risk                  . Derivatives Risk           Risk
  .Foreign Securities
    Risk                  . Value Stock Risk         . Active Trading Risk
                          .Initial Public
  . Exchange Rate Risk      Offerings Risk           . MidCap Stock Risk
  . Small Company Risk



PGI has been the Fund's Sub-Advisor since December 6, 2000. BHMS was added as an additional Sub-Advisor on July 13, 2005.


The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT CLASS SHARES)

"2001"2.72

"2002"-8.28


"2003"27.2


"2004"15.8


"2005"12.15

2006 15.26

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.85%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -12.77%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31,                  PAST 1 YEAR                          PAST 5 YEARS                LIFE OF FUND
  2006
 ADVISORS SIGNATURE CLASS .............
                                                        15.18                                11.55                       10.85
 ADVISORS SELECT CLASS................                  15.26                                11.80                       11.08
 ADVISORS PREFERRED CLASS.............                  15.46                                11.89                       11.19
 SELECT CLASS.........................                  15.66                                11.90                       11.23
 PREFERRED CLASS......................                  15.85                                12.10                       11.44
 Russell Midcap Value Index* ..........                 20.22                                15.88                       13.51
 Morningstar Mid-Cap Value Category
 Average* .............................                 15.89                                11.55                       11.11
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                         ADVISORS             ADVISORS              ADVISORS
                                                        SIGNATURE              SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                     CLASS                 CLASS                CLASS
 Management Fees.................................         0.65%                 0.65%                0.65%
 12b-1 Fees......................................         0.35                  0.30                 0.25
 Other Expenses* /(1)/ ..........................         0.55                  0.47                 0.34
                                                          ----                  ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES         1.55%                 1.42%                1.24%
 Expense Reimbursement /(2)/ ....................         0.02                  0.02                 0.02
                                                          ----                  ----                 ----
                                     NET EXPENSES         1.53%                 1.40%                1.22%
 * Other Expenses Includes:
    Service Fee..................................         0.25%                 0.25%                0.17%
    Administrative Service Fee...................         0.28                  0.20                 0.15
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                        SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                    CLASS                CLASS
 Management Fees.................................        0.65%                0.65%
 12b-1 Fees......................................        0.10                  N/A
 Other Expenses* /(1)/ ..........................        0.30                 0.28
                                                         ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES        1.05%                0.93%
 Expense Reimbursement /(2)/ ....................        0.02                 0.02
                                                         ----                 ----
                                     NET EXPENSES        1.03%                0.91%
 * Other Expenses Includes:
    Service Fee..................................        0.15%                0.15%
    Administrative Service Fee...................        0.13                 0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                         $156  $488  $843  $1,844
 ADVISORS SELECT CLASS                                                                             143   447   774   1,700
 ADVISORS PREFERRED CLASS                                                                          124   391   679   1,498
 SELECT CLASS                                                                                      105   332   577   1,281
 PREFERRED CLASS                                                                                    93   294   513   1,141

PARTNERS MIDCAP GROWTH FUND

SUB-ADVISOR(S): Turner Investment Partners, Inc. ("Turner")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2006 this range was between approximately $1.2 billion and $20.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

The Fund invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap Growth Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell Midcap Growth Index. The Fund may invest up to 25% of its assets in securities of foreign companies.


Turner selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Fund is fully invested.

Among the principal risks of investing in the Fund are:

  .Equity Securities                                 .Market Segment (MidCap)
    Risk                  . Derivatives Risk           Risk
  .Foreign Securities
    Risk                  . Growth Stock Risk        . Active Trading Risk
                          .Initial Public
  . Exchange Rate Risk      Offerings Risk           . MidCap Stock Risk
  . Small Company Risk    . Underlying Fund Risk

Turner has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2001"-28.04

"2002"-32.58


"2003"47.93


"2004"11.33


"2005"11.33

2006 5.58

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                    24.92%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '01
  -31.51%

  (ADVISORS SELECT SHARES)

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31,                  PAST 1 YEAR                          PAST 5 YEARS                LIFE OF FUND
  2006
 ADVISORS SIGNATURE CLASS .............
                                                         5.52                                 5.62                       -1.67
 ADVISORS SELECT CLASS................                   5.58                                 5.47                       -1.76
 ADVISORS PREFERRED CLASS.............                   5.87                                 5.97                       -1.35
 SELECT CLASS.........................                   6.00                                 5.88                       -1.40
 PREFERRED CLASS......................                   6.16                                 6.11                       -1.22
 Russell Midcap Growth Index* .........                 10.66                                 8.22                        2.87
 Morningstar Mid-Cap Growth Category
 Average* .............................                  9.01                                 6.48                        2.13
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                        ADVISORS             ADVISORS            ADVISORS
                                                        SIGNATURE             SELECT             PREFERRED            SELECT
  FOR THE PERIOD ENDED OCTOBER 31, 2006                   CLASS               CLASS                CLASS              CLASS
 Management Fees.................................         1.00%               1.00%                1.00%              1.00%
 12b-1 Fees......................................         0.35                0.30                 0.25               0.10
 Other Expenses* /(1)/ ..........................         0.54                0.46                 0.33               0.29
                                                          ----                ----                 ----               ----
             TOTAL ANNUAL FUND OPERATING EXPENSES         1.89%               1.76%                1.58%              1.39%
 Expense Reimbursement /(2)/ ....................         0.01                0.01                 0.01               0.01
                                                          ----                ----                 ----               ----
                                     NET EXPENSES         1.88%               1.75%                1.57%              1.38%
 * Other Expenses Includes:
    Service Fee..................................         0.25%               0.25%                0.17%              0.15%
    Administrative Service Fee...................         0.28                0.20                 0.15               0.13
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                         PREFERRED
  FOR THE PERIOD ENDED OCTOBER 31, 2006                    CLASS
 Management Fees.................................          1.00%
 12b-1 Fees......................................           N/A
 Other Expenses* /(1)/ ..........................          0.27
                                                           ----
             TOTAL ANNUAL FUND OPERATING EXPENSES          1.27%
 Expense Reimbursement /(2)/ ....................          0.01
                                                           ----
                                     NET EXPENSES          1.26%
 * Other Expenses Includes:
    Service Fee..................................          0.15%
    Administrative Service Fee...................          0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                         $191  $593  $1,020  $2,211
 ADVISORS SELECT CLASS                                                                             178   553     953   2,072
 ADVISORS PREFERRED CLASS                                                                          160   498     859   1,877
 SELECT CLASS                                                                                      140   439     760   1,668
 PREFERRED CLASS                                                                                   128   402     696   1,533

PARTNERS MIDCAP GROWTH FUND I

SUB-ADVISOR(S): Mellon Equity Associates, LLP ("Mellon Equity")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Growth Index (as of December 31, 2006, this range was between approximately $1.2 billion and $20.3 billion)) at the time of purchase. In the view of the Mellon Equity, many medium-sized companies:
.. are in fast growing industries,
.. offer superior earnings growth potential, and .. are characterized by strong balance sheets and high returns on equity.
The Fund may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Mellon Equity uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy," "sell," or "hold." The decision to buy, sell or hold is made by Mellon Equity based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Equity manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

Among the principal risks of investing in the Fund are:

  .Equity Securities                               .Market Segment (MidCap)
    Risk                  . Derivatives Risk         Risk
  .Foreign Securities                              .Initial Public Offerings
    Risk                  . Growth Stock Risk        Risk
  . Exchange Rate Risk    . MidCap Stock Risk      . Emerging Market Risk

The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT CLASS SHARES)

"2004"11.04

"2005"12.78

2006 8.54

LOGO

 The share class shown in the bar chart above has been changed to Advisors
 Select Class shares to facilitate comparison of funds in this prospectus.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '04                                    12.63%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '06                                     -4.34%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                             PAST 1 YEAR                      LIFE OF FUND
 ADVISORS SIGNATURE CLASS .............................                                  8.34                            10.65
 ADVISORS SELECT CLASS................................                                   8.54                            10.79
 ADVISORS PREFERRED CLASS.............................                                   8.76                            11.01
 SELECT CLASS.........................................                                   8.90                            11.20
 PREFERRED CLASS......................................                                   9.03                            11.38
 Russell Midcap Growth Index* ...................................                       10.66                            12.73
 Morningstar Mid-Cap Growth Category Average* ...................                        9.01
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which these classes began operations, their returns are based on the performance of the Fund's
  Institutional Class shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance
  (for the periods prior to the date these classes began operations) that is no higher than the historical performance of the
  Institutional Class shares.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2003).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                         ADVISORS             ADVISORS              ADVISORS
                                                        SIGNATURE              SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                     CLASS                 CLASS                CLASS
 Management Fees.................................         1.00%                 1.00%                1.00%
 12b-1 Fees......................................         0.35                  0.30                 0.25
 Other Expenses* /(1)/ ..........................         0.54                  0.46                 0.33
                                                          ----                  ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES         1.89%                 1.76%                1.58%
 Expense Reimbursement /(2)/ ....................         0.01                  0.01                 0.01
                                                          ----                  ----                 ----
                                     NET EXPENSES         1.88%                 1.75%                1.57%
 * Other Expenses:
    Service Fee..................................         0.25%                 0.25%                0.17%
    Administrative Service Fee...................         0.28                  0.20                 0.15
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                        SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                    CLASS                CLASS
 Management Fees.................................        1.00%                1.00%
 12b-1 Fees......................................        0.10                  N/A
 Other Expenses* /(1)/ ..........................        0.29                 0.27
                                                         ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES        1.39%                1.27%
 Expense Reimbursement /(2)/ ....................        0.01                 0.01
                                                         ----                 ----
                                     NET EXPENSES        1.38%                1.26%
 * Other Expenses:
    Service Fee..................................        0.15%                0.15%
    Administrative Service Fee...................        0.13                 0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                           1     3       5      10
 ADVISORS SIGNATURE CLASS                               $191  $593  $1,020  $2,211
 ADVISORS SELECT CLASS                                   178   553     953   2,072
 ADVISORS PREFERRED CLASS                                160   498     859   1,877
 SELECT CLASS                                            140   439     760   1,668
 PREFERRED CLASS                                         128   402     696   1,533

PARTNERS MIDCAP GROWTH FUND II

SUB-ADVISOR(S): Pyramis Global Advisors, LLC (formerly known as Fidelity
         Management & Research Co.) ("Pyramis")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Sub-Advisor, Pyramis, normally invests the Fund's assets primarily in common stocks. Pyramis normally invests at least 80% of the Fund's assets in securities of companies with medium market capitalizations (those with market capitalizations similar to the market capitalizations of companies in the Russell Midcap Growth Index and the Standard & Poor's MidCap 400 Index (S&P MidCap 400). A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of the companies in the Index changes with market conditions and the composition of the Index (as of December 31, 2006, this range was between approximately $1.2 billion and $20.3 billion for the Russell Midcap Growth Index and between approximately $522 million and $10.6 billion for the S&P MidCap 400).

Pyramis may also invest the Fund's assets in companies with smaller or larger market capitalizations. Pyramis invests the Fund's assets in companies it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price-to-earnings or price-to-book ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

Pyramis uses the Russell Midcap Growth Index as a guide in structuring the Fund and selecting its investments. Pyramis considers the Fund's security, industry, and market capitalization weightings relative to the Index.


Pyramis may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers. Pyramis relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity, and investment risk. In buying and selling securities for the Fund, Pyramis invests for the long term and selects those securities it believes offer strong opportunities for long-term growth of capital and are attractively valued.


In addition to the principal investment strategies discussed above, Pyramis may lend the Fund's securities to broker-dealers or other institutions to earn income for the Fund. Pyramis may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If Pyramis's strategies do not work as intended, the Fund may not achieve its objective.

Among the principal risks of investing in the Fund are:

                                                   .Market Segment (Mid Cap)
  . Growth Stock Risk     . Derivatives Risk         Risk
  .Foreign Securities                              .Initial Public Offerings
    Risk                  . Active Trading Risk      Risk
  . Exchange Rate Risk    . Mid Cap Stock Risk

Pyramis has been the Fund's Sub-Advisor since December 29, 2004.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT CLASS SHARES)

"2005"13.34

2006 7.45

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '06                                     10.64%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '06                                     -6.73%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                              PAST 1 YEAR            LIFE OF FUND
 ADVISORS SIGNATURE CLASS....................................................             7.28                  10.14
 ADVISORS SELECT CLASS...............................                                     7.45                  10.27
 ADVISORS PREFERRED CLASS.............................                                    7.62                  10.45
 SELECT CLASS................................................................             7.78                  10.58
 PREFERRED CLASS......................................                                    7.94                  10.76
 Russell Midcap Growth Index*................................................            10.66                  11.38
 Morningstar Mid-Cap Growth Category Average*................................             9.01                   9.51
  Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date these share classes were first sold (December 29, 2004).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                         ADVISORS             ADVISORS              ADVISORS
                                                        SIGNATURE              SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                     CLASS                 CLASS                CLASS
 Management Fees.................................         1.00%                 1.00%                1.00%
 12b-1 Fees......................................         0.35                  0.30                 0.25
 Other Expenses* /(1)/ ..........................         0.54                  0.46                 0.33
                                                          ----                  ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES         1.89%                 1.76%                1.58%
 Expense Reimbursement /(2)/ ....................         0.01                  0.01                 0.01
                                                          ----                  ----                 ----
                                     NET EXPENSES         1.88%                 1.75%                1.57%
 * Other Expenses Includes:
    Service Fee..................................         0.25%                 0.25%                0.17%
    Administrative Service Fee...................         0.28                  0.20                 0.15
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                        SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                    CLASS                CLASS
 Management Fees.................................        1.00%                1.00%
 12b-1 Fees......................................        0.10                  N/A
 Other Expenses* /(1)/ ..........................        0.29                 0.27
                                                         ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES        1.39%                1.27%
 Expense Reimbursement /(2)/ ....................        0.01                 0.01
                                                         ----                 ----
                                     NET EXPENSES        1.38%                1.26%
 * Other Expenses Includes:
    Service Fee..................................        0.15%                0.15%
    Administrative Service Fee...................        0.13                 0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                         $191  $593  $1,020  $2,211
 ADVISORS SELECT CLASS                                                                             178   553     953   2,072
 ADVISORS PREFERRED CLASS                                                                          160   498     859   1,877
 SELECT CLASS                                                                                      140   439     760   1,668
 PREFERRED CLASS                                                                                   128   402     696   1,533

PARTNERS MIDCAP VALUE FUND

SUB-ADVISOR(S): Neuberger Berman Management, Inc. ("Neuberger Berman") and
          Jacobs Levy Equity Management, Inc. ("Jacobs Levy")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Value Index (as of December 31, 2006, this range was between approximately $1.3 billion and $19.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well-known to the new and unseasoned. The Fund may invest up to 25% of its assets in securities of foreign companies.

Each of the Sub-Advisors selects stocks using a value oriented investment approach. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational, and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


Jacobs Levy selects stocks by using proprietary research that attempts to detect and take advantage of market inefficiencies. Its approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process it refers to as "disentangling." The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return.


Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


Principal determines the portion of the Fund's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisors' firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks of investing in the Fund are:

  .Equity Securities                                .Market Segment (MidCap)
    Risk                   . Value Stock Risk         Risk
  . Small Company Risk     . MidCap Stock Risk      . Underlying Fund Risk



Neuberger Berman has been the Fund's Sub-Advisor since December 6, 2000. Jacobs Levy was added as an additional Sub-Advisor on June 30, 2006.


 CALENDAR YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT CLASS SHARES)

"2001"-2.52

"2002"-10.54


"2003"34.83


"2004"21.73


"2005"10.01

2006 12.77

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.40%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -14.54%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31,                  PAST 1 YEAR                          PAST 5 YEARS                LIFE OF FUND
  2006
 ADVISORS SIGNATURE CLASS .............
                                                        12.61                                12.60                       10.91
 ADVISORS SELECT CLASS.................                 12.77                                12.74                       11.06
 ADVISORS PREFERRED CLASS.............                  12.97                                13.24                       11.48
 SELECT CLASS.........................                  13.16                                13.15                       11.46
 PREFERRED CLASS......................                  13.29                                13.29                       11.59
 Russell Midcap Value Index* ..........                 20.22                                15.88                       13.51
 Morningstar Mid-Cap Value Category
 Average* .............................                 15.89                                11.55                       11.11
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSET

                                                         ADVISORS             ADVISORS              ADVISORS
                                                        SIGNATURE              SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                     CLASS                 CLASS                CLASS
 Management Fees.................................         1.00%                 1.00%                1.00%
 12b-1 Fees......................................         0.35                  0.30                 0.25
 Other Expenses* /(1)/ ..........................         0.54                  0.46                 0.33
                                                          ----                  ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES         1.89%                 1.76%                1.58%
 Expense Reimbursement /(2)/ ....................         0.01                  0.01                 0.01
                                                          ----                  ----                 ----
                                     NET EXPENSES         1.88%                 1.75%                1.57%
 * Other Expenses Includes:
    Service Fee..................................         0.25%                 0.25%                0.17%
    Administrative Service Fee...................         0.28                  0.20                 0.15
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                        SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                    CLASS                CLASS
 Management Fees.................................        1.00%                1.00%
 12b-1 Fees......................................        0.10                  N/A
 Other Expenses* /(1)/ ..........................        0.29                 0.27
                                                         ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES        1.39%                1.27%
 Expense Reimbursement /(2)/ ....................        0.01                 0.01
                                                         ----                 ----
                                     NET EXPENSES        1.38%                1.26%
 * Other Expenses Includes:
    Service Fee..................................        0.15%                0.15%
    Administrative Service Fee...................        0.13                 0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                         $191  $593  $1,020  $2,211
 ADVISORS SELECT CLASS                                                                             178   553     953   2,072
 ADVISORS PREFERRED CLASS                                                                          160   498     859   1,877
 SELECT CLASS                                                                                      140   439     760   1,668
 PREFERRED CLASS                                                                                   128   402     696   1,533

PARTNERS MIDCAP VALUE FUND I

SUB-ADVISOR(S): Goldman Sachs Asset Management, L.P. ("Goldman Sachs") and Los
          Angeles Capital Management and Equity Research, Inc. ("LA Capital")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
Under normal market circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of equity investments in mid-cap issuers with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Value Index (as of December 31, 2006, the range was between approximately $1.3 billion and $19.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

GSAM selects stocks using a value oriented investment approach. GSAM evaluates securities using fundamental analysis and intends to purchase equity investments that are, in its view, underpriced relative to a combination of such company's long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting GSAM's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Fund may also purchase securities of companies that have experienced difficulties and that, in the opinion of GSAM, are available at attractive prices.


LA Capital employs a quantitative approach for selecting securities it believes are favored in the current market environment. The firm's proprietary Dynamic Alpha Model seeks to identify investor preferences for specific risk characteristics by analyzing valuation, income statement, balance sheet, industry and market-based factors. Expected returns are calculated for a universe of medium capitalization securities based on a security's exposure and the Model's expected return for each factor.


The portion of the Fund's assets managed by LA Capital are diversified across industries, common risk factors and companies. Through an optimization process, LA Capital seeks to control portfolio risks and implementation costs while striving to generate consistent results versus the Russell MidCap Value Index. Portfolio returns and risks are monitored daily by the investment team. Each month, the firm's Portfolio Review Committee formally reviews the portfolio for compliance with investment objectives and guidelines.


Principal determines the portion of the Fund's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisors' firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks of investing in the Fund are:

  .Emerging Markets                                .Market Segment (MidCap)
    Risk                  . Derivatives Risk         Risk
  .Foreign Securities                              .Initial Public Offerings
    Risk                  . Value Stock Risk         Risk
  . Exchange Rate Risk    . MidCap Stock Risk      . Sector Risk
                          .Equity Securities
  . Small Company Risk      Risk                   . Underlying Fund Risk

GSAM has been the Fund's Sub-Advisor since December 29, 2003. LA Capital was added as an additional Sub-Advisor on October 3, 2005.The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT CLASS SHARES)

"2004"24.82

"2005"11.69

2006 14.98



LOGO

 The share class shown in the bar chart above has been changed to Advisors
 Select Class shares to facilitate comparison of funds in this prospectus.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '04                                    12.69%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '06                                     -1.64%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                             PAST 1 YEAR                      LIFE OF FUND
 ADVISORS SIGNATURE CLASS .......................................
                                                                                        14.88                            16.78
 ADVISORS SELECT CLASS...........................................                       14.98                            16.96
 ADVISORS PREFERRED CLASS.............................                                  15.23                            17.14
 SELECT CLASS.........................................                                  15.34                            17.31
 PREFERRED CLASS......................................                                  15.54                            17.50
 Russell Midcap Value Index* ....................................                       20.22                            18.77
 Morningstar Mid-Cap Value Category Average* ....................                       15.89                            14.18
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which these classes began operations, their returns are based on the performance of the Fund's
  Institutional Class shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance
  (for the periods prior to the date these classes began operations) that is no higher than the historical performance of the
  Institutional Class shares.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2003).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                         ADVISORS             ADVISORS              ADVISORS
                                                        SIGNATURE              SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                     CLASS                 CLASS                CLASS
 Management Fees.................................         1.00%                 1.00%                1.00%
 12b-1 Fees......................................         0.35                  0.30                 0.25
 Other Expenses* /(1)/ ..........................         0.54                  0.46                 0.33
                                                          ----                  ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES         1.89%                 1.76%                1.58%
 Expense Reimbursement /(2)/ ....................         0.01                  0.01                 0.01
                                                          ----                  ----                 ----
                                     NET EXPENSES         1.88%                 1.75%                1.57%
 * Other Expenses Includes:
    Service Fee..................................         0.25%                 0.25%                0.17%
    Administrative Service Fee...................         0.28                  0.20                 0.15
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                        SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                    CLASS                CLASS
 Management Fees.................................        1.00%                1.00%
 12b-1 Fees......................................        0.10                  N/A
 Other Expenses* /(1)/ ..........................        0.29                 0.27
                                                         ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES        1.39%                1.27%
 Expense Reimbursement /(2)/ ....................        0.01                 0.01
                                                         ----                 ----
                                     NET EXPENSES        1.38%                1.26%
 * Other Expenses Includes:
    Service Fee..................................        0.15%                0.15%
    Administrative Service Fee...................        0.13                 0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                         $191  $593  $1,020  $2,211
 ADVISORS SELECT CLASS                                                                             178   553     953   2,072
 ADVISORS PREFERRED CLASS                                                                          160   498     859   1,877
 SELECT CLASS                                                                                      140   439     760   1,668
 PREFERRED CLASS                                                                                   128   402     696   1,533

DOMESTIC STOCKS - SMALLCAP FUNDS


PARTNERS SMALLCAP BLEND FUND

SUB-ADVISOR(S): Mellon Equity Associates, LLP ("Mellon Equity")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Standard and Poor's SmallCap 600 Index (as of December 31, 2006, this range was between approximately $65 million and $3.7 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting investments for the Fund, the Sub-Advisor, Mellon Equity, uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. A common definition of an undervalued stock is one selling at a low price relative to its profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.


Rather than using broad economic or market trends, stocks are selected on a company by company basis. To ensure ample diversification, the portfolio's assets are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives the Fund's performance.

Among the principal risks of investing in the Fund are:

  . Growth Stock Risk       . Active Trading Risk   . MidCap Stock Risk
  .Foreign Securities                               .Initial Public Offerings
    Risk                    . Value Stock Risk        Risk
  .Market Segment
    (SmallCap and MidCap)   . Exchange Rate Risk    . Small Company Risk
    Risk


The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT SHARES)

"2003"43.42

"2004"21.52


"2005"3.07

2006 8.02

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    21.83%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '06                                    -5.20%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                            PAST 1 YEAR                       LIFE OF FUND
 ADVISORS SIGNATURE CLASS .....................................                         7.91                             17.88
 ADVISORS SELECT CLASS.........................................                         8.02                             18.04
 ADVISORS PREFERRED CLASS......................................                         8.30                             18.27
 SELECT CLASS..................................................                         8.44                             18.49
 PREFERRED CLASS...............................................                         8.53                             18.62
 S&P SmallCap 600 Index* ......................................                        15.12                             20.53
 Morningstar Small Blend Category Average* ....................                        15.06                             20.36
  Index performance does not reflect deductions for fees, expenses or taxes.
  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 30,
  2002. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class.
  The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (December 30, 2002).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                         ADVISORS             ADVISORS              ADVISORS
                                                        SIGNATURE              SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                     CLASS                 CLASS                CLASS
 Management Fees.................................         1.00%                 1.00%                1.00%
 12b-1 Fees......................................         0.35                  0.30                 0.25
 Other Expenses* /(1)/ ..........................         0.54                  0.46                 0.33
                                                          ----                  ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES         1.89%                 1.76%                1.58%
 Expense Reimbursement /(2)/ ....................         0.01                  0.01                 0.01
                                                          ----                  ----                 ----
                                     NET EXPENSES         1.88%                 1.75%                1.57%
 * Other Expenses Includes:
    Service Fee..................................         0.25%                 0.25%                0.17%
    Administrative Service Fee...................         0.28                  0.20                 0.15
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                        SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                    CLASS                CLASS
 Management Fees.................................        1.00%                1.00%
 12b-1 Fees......................................        0.10                  N/A
 Other Expenses* /(1)/ ..........................        0.29                 0.27
                                                         ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES        1.39%                1.27%
 Expense Reimbursement /(2)/ ....................        0.01                 0.01
                                                         ----                 ----
                                     NET EXPENSES        1.38%                1.26%
 * Other Expenses Includes:
    Service Fee..................................        0.15%                0.15%
    Administrative Service Fee...................        0.13                 0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                         $191  $593  $1,020  $2,211
 ADVISORS SELECT CLASS                                                                             178   553     953   2,072
 ADVISORS PREFERRED CLASS                                                                          160   498     859   1,877
 SELECT CLASS                                                                                      140   439     760   1,668
 PREFERRED CLASS                                                                                   128   402     696   1,533

PARTNERS SMALLCAP GROWTH FUND I

SUB-ADVISOR(S): AllianceBernstein L.P. ("AllianceBernstein")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of: 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2006, the range was between approximately $39 million and $3.1 billion)) at the time of purchase. The Fund seeks to reduce risk by diversifying among many companies and industries. In addition, the Fund may invest up to 25% of its assets in securities of foreign companies. The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

The Sub-Advisor, AllianceBernstein, employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, it looks for fast-growing companies with above average sales growth and competitive returns on equity relative to their peers. In doing so, AllianceBernstein analyzes such factors as:
.. Earnings growth potential relative to competitors
.. Market share and competitive leadership of the company's products
.. Quality of management
.. Financial condition (such as debt to equity ratio)
.. Valuation in comparison to a stock's own historical norms and the stocks of other small-cap companies

AllianceBernstein follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

Among the principal risks of investing in the Fund are:

  .Equity Securities                               .Initial Public Offerings
    Risk                   . Derivatives Risk        Risk
  .Foreign Securities
    Risk                   . Growth Stock Risk     . MidCap Stock Risk
  . Exchange Rate Risk     . Small Company Risk    . Underlying Fund Risk
  .Market Segment
    (MidCap and SmallCap)
    Risk

Alliance became Sub-Advisor to the Fund on March 29, 2003.


The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT CLASS SHARES)

"2001"-14.43

"2002"-40.98


"2003"46.43


"2004"13.69


"2005"4.77

2006 9.56

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                    26.89%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '01
  -26.61%

 AVERAGE ANNUAL TOTAL RETURNS (%)

   FOR THE PERIOD ENDED DECEMBER 31,                 PAST 1 YEAR                          PAST 5 YEARS                LIFE OF FUND
  2006
 ADVISORS SIGNATURE CLASS .............
                                                         9.43                                 2.31                       -0.09
 ADVISORS SELECT CLASS................                   9.56                                 2.43                        0.07
 ADVISORS PREFERRED CLASS.............                   9.81                                 2.64                        0.26
 SELECT CLASS.........................                  10.06                                 2.80                        0.44
 PREFERRED CLASS......................                  10.06                                 3.03                        0.63
 Russell 2000 Growth Index* ...........                 13.35                                 6.93                        4.05
 Morningstar Small Growth Category
 Average* .............................                 10.50                                 6.12                        3.61
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                         ADVISORS             ADVISORS              ADVISORS
                                                        SIGNATURE              SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                     CLASS                 CLASS                CLASS
 Management Fees.................................         1.10%                 1.10%                1.10%
 12b-1 Fees......................................         0.35                  0.30                 0.25
 Other Expenses* /(1)/ ..........................         0.56                  0.48                 0.35
                                                          ----                  ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES         2.01%                 1.88%                1.70%
 Expense Reimbursement /(2)/ ....................         0.03                  0.03                 0.03
                                                          ----                  ----                 ----
                                     NET EXPENSES         1.98%                 1.85%                1.67%
 * Other Expenses Includes:
    Service Fee..................................         0.25%                 0.25%                0.17%
    Administrative Service Fee...................         0.28                  0.20                 0.15
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                        SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                    CLASS                CLASS
 Management Fees.................................        1.10%                1.10%
 12b-1 Fees......................................        0.10                  N/A
 Other Expenses* /(1)/ ..........................        0.31                 0.29
                                                         ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES        1.51%                1.39%
 Expense Reimbursement /(2)/ ....................        0.03                 0.03
                                                         ----                 ----
                                     NET EXPENSES        1.48%                1.36%
 * Other Expenses Includes:
    Service Fee..................................        0.15%                0.15%
    Administrative Service Fee...................        0.13                 0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                         $201  $628  $1,080  $2,335
 ADVISORS SELECT CLASS                                                                             188   588   1,013   2,199
 ADVISORS PREFERRED CLASS                                                                          170   533     920   2,006
 SELECT CLASS                                                                                      151   474     821   1,799
 PREFERRED CLASS                                                                                   138   437     758   1,666

PARTNERS SMALLCAP GROWTH FUND II

SUB-ADVISOR(S): UBS Global Asset Management (Americas) Inc. ("UBS Global AM"),
          Emerald Advisors, Inc. ("Emerald"), and Essex Investment Management Company, LLC ("Essex")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2006, this range was between approximately $39 million and $3.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies. The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, and sales acceleration when selecting securities. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


UBS Global AM may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


Essex selects stocks of companies that are exhibiting accelerating growth in earnings and that Essex believes are undervalued relative to each company's future growth potential. Ordinarily, the Fund will invest in companies from all sectors of the market based on Essex's fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Fund will sell a stock if the earnings growth decelerates, or if the valuation is no longer attractive relative to Essex's long-term growth expectations.


Principal determines the portion of the Fund's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisors' firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities                             .Initial Public Offerings
    Risk                  . Growth Stock Risk       Risk
  . Exchange Rate Risk    . Small Company Risk    . MidCap Stock Risk



UBS Global AM became the Fund's Sub-Advisor on April 22, 2002. Emerald was added as an additional Sub-Advisor on September 1, 2004. Essex was added as an additional Sub-Advisor on June 30, 2006.


The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT CLASS SHARES)

"2001"-20.88

"2002"-25.71


"2003"43.8


"2004"10.39


"2005"6.3

2006 8.21

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                    29.65%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '01
  -31.33%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31,                  PAST 1 YEAR                          PAST 5 YEARS                LIFE OF FUND
  2006
 ADVISORS SIGNATURE CLASS .............
                                                         8.15                                 6.33                       -1.00
 ADVISORS SELECT CLASS................                   8.21                                 6.29                       -0.97
 ADVISORS PREFERRED CLASS.............                   8.41                                 6.66                       -0.66
 SELECT CLASS.........................                   8.58                                 6.78                       -0.52
 PREFERRED CLASS......................                   8.73                                 6.94                       -0.38
 Russell 2000 Growth Index* ...........                 13.35                                 6.93                        4.05
 Morningstar Small Growth Category
 Average* .............................                 10.50                                 9.23                        3.61
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                         ADVISORS             ADVISORS              ADVISORS
                                                        SIGNATURE              SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                     CLASS                 CLASS                CLASS
 Management Fees.................................         1.00%                 1.00%                1.00%
 12b-1 Fees......................................         0.35                  0.30                 0.25
 Other Expenses* /(1)/ ..........................         0.54                  0.46                 0.33
                                                          ----                  ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES         1.89%                 1.76%                1.58%
 Expense Reimbursement /(2)/ ....................         0.01                  0.01                 0.01
                                                          ----                  ----                 ----
                                     NET EXPENSES         1.88%                 1.75%                1.57%
 * Other Expenses Includes:
    Service Fee..................................         0.25%                 0.25%                0.17%
    Administrative Service Fee...................         0.28                  0.20                 0.15
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                        SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                    CLASS                CLASS
 Management Fees.................................        1.00%                1.00%
 12b-1 Fees......................................        0.10                  N/A
 Other Expenses* /(1)/ ..........................        0.29                 0.27
                                                         ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES        1.39%                1.27%
 Expense Reimbursement /(2)/ ....................        0.01                 0.01
                                                         ----                 ----
                                     NET EXPENSES        1.38%                1.26%
 * Other Expenses Includes:
    Service Fee..................................        0.15%                0.15%
    Administrative Service Fee...................        0.13                 0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                         $191  $593  $1,020  $2,211
 ADVISORS SELECT CLASS                                                                             178   553     953   2,072
 ADVISORS PREFERRED CLASS                                                                          160   498     859   1,877
 SELECT CLASS                                                                                      140   439     760   1,668
 PREFERRED CLASS                                                                                   128   402     696   1,533

PARTNERS SMALLCAP GROWTH FUND III

SUB-ADVISOR(S): Mazama Capital Management, Inc. ("Mazama") and Columbus Circle
         Investors ("CCI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations, the highest market capitalization of the companies in the Russell 2500 Growth Index (as of December 31, 2006, the range was between approximately $56 million and $7.4 billion), at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

Mazama, utilizes a fundamental, bottom-up approach to security selection. In selecting securities for the Fund, Mazama performs a detailed analysis of company financials using a proprietary Price/Performance Model. The Model focuses on two main valuation components: estimates of a company's return-on-equity versus the forward price-to-earnings ratio as a measure of a current value and on a company's earnings growth versus the forward price-to-earnings ratio. Mazama also conducts ongoing discussions with company executives and key employees as well as visits to evaluate company operations first hand. Though Mazama does not incorporate top-down analysis in its investment process, it does incorporate knowledge of broad economic themes and trends to provide a backdrop for its bottom-up research. After identifying interesting investment opportunities, Mazama looks at other top companies in that sector to evaluate the overall attractiveness of the specific company as well as other companies in that sector.


Mazama's determination to sell a security from the Fund's portfolio is based on either a deterioration in the company's fundamentals or by a reduction in ranking due to price appreciation which is then reflected in a lower Price/ Performance Model score.


The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.


Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI's team of investment professionals selects companies that meet the criteria of positive momentum in a company's progress and positive surprise in reported results.


Principal determines the portion of the Fund's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisors' firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks of investing in the Fund are:

  . Growth Stock Risk       . MidCap Stock Risk     . Exchange Rate Risk
  .Foreign Securities                               .Initial Public Offerings
    Risk                    . Small Company Risk      Risk
  .Market Segment           .
    (SmallCap and MidCap)     Underlying Fund Risk
    Risk

Mazama has been the Fund's Sub-Advisor since June 1, 2004. CCI was added as an additional Sub-Advisor on December 15, 2006.

The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2005"11.89

2006 9.85

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '06                                     11.62%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '06                                    -11.27%

  (ADVISORS SELECT SHARES)

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                             PAST 1 YEAR                      LIFE OF FUND
 ADVISORS SIGNATURE CLASS .............................                                  9.66                            11.31
 ADVISORS SELECT CLASS................................                                   9.85                            11.51
 ADVISORS PREFERRED CLASS.............................                                   9.99                            11.67
 SELECT CLASS.........................................                                  10.22                            11.87
 PREFERRED CLASS......................................                                  10.38                            12.00
 Russell 2500 Growth Index* .....................................                       12.26                            12.30
 Morningstar Small Growth Category Average* .....................                       10.50                            10.61
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance that is no higher than the historical performance of the Institutional Class shares.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (June 1, 2004).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                         ADVISORS             ADVISORS              ADVISORS
                                                        SIGNATURE              SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                     CLASS                 CLASS                CLASS
 Management Fees.................................         1.10%                 1.10%                1.10%
 12b-1 Fees......................................         0.35                  0.30                 0.25
 Other Expenses* /(1)/ ..........................         0.54                  0.46                 0.33
                                                          ----                  ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES         1.99%                 1.86%                1.68%
 Expense Reimbursement /(2)/ ....................         0.01                  0.01                 0.01
                                                          ----                  ----                 ----
                                     NET EXPENSES         1.98%                 1.85%                1.67%
 * Other Expenses Includes:
    Service Fee..................................         0.25%                 0.25%                0.17%
    Administrative Service Fee...................         0.28                  0.20                 0.15
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                        SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                    CLASS                CLASS
 Management Fees.................................        1.10%                1.10%
 12b-1 Fees......................................        0.10                  N/A
 Other Expenses* /(1)/ ..........................        0.29                 0.27
                                                         ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES        1.49%                1.37%
 Expense Reimbursement /(2)/ ....................        0.01                 0.01
                                                         ----                 ----
                                     NET EXPENSES        1.48%                1.36%
 * Other Expenses Includes:
    Service Fee..................................        0.15%                0.15%
    Administrative Service Fee...................        0.13                 0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                         $201  $623  $1,072  $2,316
 ADVISORS SELECT CLASS                                                                             188   584   1,005   2,179
 ADVISORS PREFERRED CLASS                                                                          170   529     912   1,986
 SELECT CLASS                                                                                      151   470     812   1,779
 PREFERRED CLASS                                                                                   138   433     749   1,645

PARTNERS SMALLCAP VALUE FUND

SUB-ADVISOR(S): Ark Asset Management Co., Inc. ("Ark Asset") and Los Angeles
          Capital Management and Equity Research, Inc. ("LA Capital")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2006, this range was between approximately $39 million and $3.1 billion) or $2 billion, whichever is greater,) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign corporations. The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

Ark Asset purchases securities for the Fund that it considers to be attractive equity investments that are consistent with its investment philosophy of maintaining a diversified investment portfolio. Ark Asset seeks to minimize risk by generally allocating Fund assets among economic or industry sectors to within 5 percentage points of that economic sector's percentage weighting (on an absolute basis) of the Russell 2000 Index.


In selecting securities for the Fund, Ark Asset combines a systematic quantitative approach with traditional fundamental analysis. Ark Asset uses proprietary computer models that incorporate data from several sources to identify those companies whose securities present what it believes to be favorable investment opportunities relative to the securities of other companies. Ark Asset uses both a "Valuation Model" as well as an "Earnings Trend Model" in analyzing potential securities in which to invest. Ratings from both models are combined to develop an overall rating for each security under review. Stocks with the highest overall rating are considered for inclusion in the Fund's portfolio and undergo a thorough fundamental analysis. Ark Asset considers selling a stock in the Fund's portfolio if it becomes less attractive because of deteriorating current fundamentals or declining earnings expectations.


LA Capital employs a quantitative approach in selecting securities it believes are favored in the current market environment. The firm's proprietary Dynamic Alpha Model seeks to identify investor preferences for specific risk characteristics by analyzing valuation, income statement, balance sheet, industry and market-based factors. Expected returns are calculated for a universe of small capitalization securities based on a security's exposure, and the Model's expected return for each factor.


The portion of the Fund's assets managed by LA Capital are diversified across industries, common risk factors and companies. Through an optimization process, LA Capital seeks to control portfolio risks and implementation costs while striving to generate consistent results versus the Russell 2000 Value Index. Portfolio returns and risks are monitored daily by the investment team. Each month, the firm's Portfolio Review Committee formally reviews the portfolio for compliance with investment objectives and guidelines.


Principal determines the portion of the Fund's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisors' firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risk                  . Value Stock Risk        Risk
                                                  .Initial Public Offerings
  . MidCap Stock Risk     . Small Company Risk      Risk



Ark Asset has been Sub-Advisor to the Fund since March 1, 2001. LA Capital was added as an additional Sub-Advisor on September 1, 2004.


The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT CLASS)

"2002"-10.84

"2003"36.81


"2004"17.03


"2005"6.89

2006 13.27

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    19.20%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -21.03%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                            PAST 1 YEAR                       PAST 5 YEARS    LIFE OF FUND
 ADVISORS SIGNATURE CLASS ...................
                                                                       13.14                          11.42              12.30
 ADVISORS SELECT CLASS......................                           13.27                          11.57              12.45
 ADVISORS PREFERRED CLASS...................                           13.43                          11.78              12.66
 SELECT CLASS...............................                           13.64                          11.96              12.85
 PREFERRED CLASS............................                           13.84                          12.15              13.03
 Russell 2000 Value Index* ..................                          23.48                          15.38              15.10
 Morningstar Small Value Category Average* ..                          16.27                          13.85              13.99
  Index performance does not reflect deductions for fees, expenses or taxes.
  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 * Lifetime results are measured from the date the Institutional shares were first sold (March 1, 2001).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                         ADVISORS             ADVISORS              ADVISORS
                                                        SIGNATURE              SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                     CLASS                 CLASS                CLASS
 Management Fees.................................         1.00%                 1.00%                1.00%
 12b-1 Fees......................................         0.35                  0.30                 0.25
 Other Expenses* /(1)/ ..........................         0.55                  0.47                 0.34
                                                          ----                  ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES         1.90%                 1.77%                1.59%
 Expense Reimbursement /(2)/ ....................         0.02                  0.02                 0.02
                                                          ----                  ----                 ----
                                     NET EXPENSES         1.88%                 1.75%                1.57%
 * Other Expenses Includes:
    Service Fee..................................         0.25%                 0.25%                0.17%
    Administrative Service Fee...................         0.28                  0.20                 0.15
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                        SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                    CLASS                CLASS
 Management Fees.................................        1.00%                1.00%
 12b-1 Fees......................................        0.10                  N/A
 Other Expenses* /(1)/ ..........................        0.30                 0.28
                                                         ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES        1.40%                1.28%
 Expense Reimbursement /(2)/ ....................        0.02                 0.02
                                                         ----                 ----
                                     NET EXPENSES        1.38%                1.26%
 * Other Expenses Includes:
    Service Fee..................................        0.15%                0.15%
    Administrative Service Fee...................        0.13                 0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                         $191  $595  $1,025  $2,220
 ADVISORS SELECT CLASS                                                                             178   555     957   2,082
 ADVISORS PREFERRED CLASS                                                                          160   500     864   1,888
 SELECT CLASS                                                                                      140   441     764   1,678
 PREFERRED CLASS                                                                                   128   404     700   1,543

PARTNERS SMALLCAP VALUE FUND I

SUB-ADVISOR(S): Mellon Equity Associates, LLP ("Mellon Equity") and J.P. Morgan
          Investment Management, Inc. ("Morgan")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in a diversified group of equity securities of U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000/(R)/ Value Index (as of December 31, 2006, this range was between approximately $39 million and $3.1 billion)) at the time of purchase. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Value securities generally have above average dividend yield and below average price to earnings (P/E) ratios. Up to 25 of the Fund's assets may be invested in foreign securities. The Fund may also purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.

Morgan uses quantitative and fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Fund relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable factor rankings. Such factors include various valuation and momentum measures. Morgan ranks these companies within economic sectors according to their relative attractiveness. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the portion of the Fund sub-advised by Morgan will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale.


The portion of the Fund managed by Morgan seeks to provide full exposure to the equity market by investing in derivative securities such as index futures that reduce the impact of cash positions on performance relative to the benchmark.


In selecting investments for the Fund, Mellon Equity uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. Undervalued stocks are those selling at a low price relative to their profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.


Rather than using broad economic or market trends, Mellon Equity selects stocks on a company-by-company basis. To ensure ample diversification, the portion of the Fund's assets managed by Mellon Equity are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives performance.


Since the Fund has a long-term investment perspective, Mellon Equity does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.

Principal determines the portion of the Fund's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisors' firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities                             .Initial Public Offerings
    Risk                  . Value Stock Risk        Risk
  . Exchange Rate Risk    . Small Company Risk    . Sector Risk
                          .
  . MidCap Stock Risk       Underlying Fund Risk



Morgan has been the Fund's Sub-Advisor since December 30, 2002. Mellon Equity was added as an additional Sub-Advisor on August 8, 2005.


The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT CLASS SHARES)

"2003"49.18

"2004"22.21


"2005"5.64

2006 17.51

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    23.10%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q1 '03
  -4.57%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                            PAST 1 YEAR                       LIFE OF FUND
 ADVISORS SIGNATURE CLASS .....................................                        17.32                             22.71
 ADVISORS SELECT CLASS.........................................                        17.51                             22.85
 ADVISORS PREFERRED CLASS......................................                        17.72                             23.06
 SELECT CLASS..................................................                        17.88                             23.31
 PREFERRED CLASS...............................................                        18.06                             23.47
 Russell 2000 Value Index* ....................................                        23.48                             23.26
 Morningstar Small Value Category Average* ....................                        16.27                             20.61
  Index performance does not reflect deductions for fees, expenses or taxes.
  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 30,
  2002. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class.
  The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (December 30, 2002).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                         ADVISORS             ADVISORS              ADVISORS
                                                        SIGNATURE              SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                     CLASS                 CLASS                CLASS
 Management Fees.................................         1.00%                 1.00%                1.00%
 12b-1 Fees......................................         0.35                  0.30                 0.25
 Other Expenses* /(1)/ ..........................         0.55                  0.47                 0.34
                                                          ----                  ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES         1.90%                 1.77%                1.59%
 Expense Reimbursement /(2)/ ....................         0.02                  0.02                 0.02
                                                          ----                  ----                 ----
                                     NET EXPENSES         1.88%                 1.75%                1.57%
 * Other Expenses Includes:
    Service Fee..................................         0.25%                 0.25%                0.17%
    Administrative Service Fee...................         0.28                  0.20                 0.15
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                        SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                    CLASS                CLASS
 Management Fees.................................        1.00%                1.00%
 12b-1 Fees......................................        0.10                  N/A
 Other Expenses* /(1)/ ..........................        0.30                 0.28
                                                         ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES        1.40%                1.28%
 Expense Reimbursement /(2)/ ....................        0.02                 0.02
                                                         ----                 ----
                                     NET EXPENSES        1.38%                1.26%
 * Other Expenses Includes:
    Service Fee..................................        0.15%                0.15%
    Administrative Service Fee...................        0.13                 0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                         $191  $595  $1,025  $2,220
 ADVISORS SELECT CLASS                                                                             160   500     864   1,888
 ADVISORS PREFERRED CLASS                                                                          160   500     864   1,838
 SELECT CLASS                                                                                      140   441     764   1,678
 PREFERRED CLASS                                                                                   128   404     700   1,543

PARTNERS SMALLCAP VALUE FUND II

SUB-ADVISOR(S): Dimensional Fund Advisors ("Dimensional") and Vaughan Nelson
          Investment Management, LP ("Vaughan Nelson")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

MAIN STRATEGIES AND RISKS
As a non-fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of small market capitalization companies. Up to 25% of the Fund's assets may be invested in foreign securities.

Dimensional invests Fund assets primarily in a diversified group of equity securities of small U.S. companies which Dimensional believes to be value stocks at the time of purchase. As of the date of this Prospectus, Dimensional considers companies whose market capitalizations typically are in the lowest 10% of the domestic market universe of operating companies at the time of purchase to be small companies. Dimensional uses a disciplined approach to constructing the Fund's portfolio. Dimensional typically divides the universe into size and style categories and then analyzes the securities themselves to evaluate their fit in Dimensional's universe.


Dimensional considers a security to be a value stock primarily because the company's shares have a high book value in relation to their market value (a "book to market ratio"). In assessing value, Dimensional may consider additional factors such as price to cash flow or price-to-earnings ratios, as well as economic conditions and developments in the issuer's industry. The criteria Dimensional uses for assessing value are subject to change from time-to-time.


Dimensional uses a market capitalization weighted approach in determining individual security weights. Market capitalization weighting means each security is generally purchased based on the issuer's relative market capitalization. Market capitalization weighting will be adjusted by Dimensional for a variety of factors. Dimensional may consider such factors as free float, momentum, trading strategies, liquidity management and other factors determined to be appropriate by Dimensional given market conditions. Dimensional may exclude the stock of a company that meets applicable market capitalization criterion if adjustments will result in a deviation from traditional market capitalization weighting.


Vaughan Nelson considers U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2006, this range was between approximately $39 million and $3.1 billion)) at the time of purchase. Under normal market conditions, the portion of the Fund sub-advised by Vaughan Nelson invests at least 80% of its assets in equity securities of such companies.


Vaughan Nelson invests in small capitalization companies with a focus on absolute return using a bottom-up value oriented investment process. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies it selects will have these attributes:
^""companies earning a positive economic margin with stable-to-improving returns;
^""companies valued at a discount to their asset value; and ^""companies with an attractive dividend yield and minimal basis risk.

In selecting investments, Vaughan Nelson generally employs the following strategy:
^""value driven investment philosophy that selects stocks selling at attractive values based upon anticipated fundamentals of the business. Vaughan Nelson selects companies that it believes are out-of-favor or misunderstood.
^""Vaughan Nelson starts with an investment universe of 5,000 securities, then, using value-driven screens, creates a research universe of companies with market capitalizations of at least $100 million;
^""uses fundamental analysis to construct a portfolio of securities that Vaughan
  Nelson believes has an attractive return potential.

Vaughan Nelson will generally sell a stock when it reaches Vaughan Nelson's price target, when the issuer shows a deteriorating financial condition, or when it has repeated negative earnings surprises.


Principal determines the portion of the Fund's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisors' firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks of investing in the Fund are:

  . Value Stock Risk        . MidCap Stock Risk     . Equity Securities Risk
  .Foreign Securities                               .Initial Public Offerings
    Risk                    . Small Company Risk      Risk
  .Market Segment
    (SmallCap and MidCap)   . Exchange Rate Risk
    Risk



Dimensional has been the Fund's Sub-Advisor since June 1, 2004. Vaughan Nelson was added as an additional Sub-Advisor of October 3, 2005.


The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT CLASS SHARES)

"2005"6.87

2006 19.74

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '06                                     13.70%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '06                                    -4.14%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                             PAST 1 YEAR                      LIFE OF FUND
 ADVISORS SIGNATURE CLASS .............................                                 19.59                            16.76
 ADVISORS SELECT CLASS................................                                  19.74                            16.87
 ADVISORS PREFERRED CLASS.............................                                  19.91                            17.08
 SELECT CLASS.........................................                                  20.05                            17.28
 PREFERRED CLASS......................................                                  20.15                            17.43
 Russell 2000 Value Index* ......................................                       23.48                            18.20
 Morningstar Small Value Category Average* ......................                       16.27                            15.20
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (June 1, 2004).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                         ADVISORS             ADVISORS              ADVISORS
                                                        SIGNATURE              SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                     CLASS                 CLASS                CLASS
 Management Fees.................................         1.00%                 1.00%                1.00%
 12b-1 Fees......................................         0.35                  0.30                 0.25
 Other Expenses* /(1)/ ..........................         0.54                  0.46                 0.33
                                                          ----                  ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES         1.89%                 1.76%                1.58%
 Expense Reimbursement /(2)/ ....................         0.01                  0.01                 0.01
                                                          ----                  ----                 ----
                                     NET EXPENSES         1.88%                 1.75%                1.57%
 * Other Expenses Includes:
    Service Fee..................................         0.25%                 0.25%                0.17%
    Administrative Service Fee...................         0.28                  0.20                 0.15
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                        SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                    CLASS                CLASS
 Management Fees.................................        1.00%                1.00%
 12b-1 Fees......................................        0.10                  N/A
 Other Expenses* /(1)/ ..........................        0.29                 0.27
                                                         ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES        1.39%                1.27%
 Expense Reimbursement /(2)/ ....................        0.01                 0.01
                                                         ----                 ----
                                     NET EXPENSES        1.38%                1.26%
 * Other Expenses Includes:
    Service Fee..................................        0.15%                0.15%
    Administrative Service Fee...................        0.13                 0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                         $191  $593  $1,020  $2,211
 ADVISORS SELECT CLASS                                                                             178   553     953   2,072
 ADVISORS PREFERRED CLASS                                                                          160   498     859   1,877
 SELECT CLASS                                                                                      140   439     760   1,668
 PREFERRED CLASS                                                                                   128   402     696   1,533

SMALLCAP BLEND FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000/(R)/ Index (as of December 31, 2006, this range was between approximately $39 million and $3.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


PGI may purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risks                 . Derivatives Risk        Risk
  .Foreign Securities
    Risk                  . Growth Stock Risk     . Value Stock Risk
                                                  .Initial Public Offerings
  . Exchange Rate Risk    . Active Trading Risk     Risk
  . Small Company Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.


The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT CLASS SHARES)

"2001"6.66

"2002"-17.51


"2003"41.74


"2004"15.59


"2005"8.97

2006 13.37

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    19.73%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -16.16%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31,                  PAST 1 YEAR                          PAST 5 YEARS                LIFE OF FUND
  2006
 ADVISORS SIGNATURE CLASS .............
                                                        13.23                                10.61                       10.86
 ADVISORS SELECT CLASS................                  13.37                                10.79                       11.02
 ADVISORS PREFERRED CLASS.............                  13.67                                10.94                       11.20
 SELECT CLASS.........................                  14.34                                11.21                       11.43
 PREFERRED CLASS......................                  13.95                                11.33                       11.56
 Russell 2000 Index* ..................                 18.37                                11.39                        9.85
 Morningstar Small Blend Category
 Average* .............................                 15.06                                11.72                       11.21
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date these share classes were first sold (December 6,2000).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                         ADVISORS             ADVISORS              ADVISORS
                                                        SIGNATURE              SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                     CLASS                 CLASS                CLASS
 Management Fees.................................         0.75%                 0.75%                0.75%
 12b-1 Fees......................................         0.35                  0.30                 0.25
 Other Expenses* /(1)/ ..........................         0.54                  0.46                 0.33
                                                          ----                  ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES         1.64%                 1.51%                1.33%
 Expense Reimbursement /(2)/ ....................         0.01                  0.01                 0.01
                                                          ----                  ----                 ----
                                     NET EXPENSES         1.63%                 1.50%                1.32%
 * Other Expenses Includes:
    Service Fee..................................         0.25%                 0.25%                0.17%
    Administrative Service Fee...................         0.28                  0.20                 0.15
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                        SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                    CLASS                CLASS
 Management Fees.................................        0.75%                0.75%
 12b-1 Fees......................................        0.10                  N/A
 Other Expenses* /(1)/ ..........................        0.29                 0.27
                                                         ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES        1.14%                1.02%
 Expense Reimbursement /(2)/ ....................        0.01                 0.01
                                                         ----                 ----
                                     NET EXPENSES        1.13%                1.01%
 * Other Expenses Includes:
    Service Fee..................................        0.15%                0.15%
    Administrative Service Fee...................        0.13                 0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                         $166  $516  $891  $1,943
 ADVISORS SELECT CLASS                                                                             153   476   823   1,801
 ADVISORS PREFERRED CLASS                                                                          134   420   728   1,601
 SELECT CLASS                                                                                      115   361   627   1,385
 PREFERRED CLASS                                                                                   103   324   562   1,247

SMALLCAP GROWTH FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Growth Index (as of December 31, 2006, the range was between approximately $39 million and $3.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Fund may invest in foreign securities, including securities of companies that are located or do business in emerging markets, and in initial public offerings.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities
    Risk                  . Growth Stock Risk     . Small Company Risk
                                                  .Initial Public Offerings
  . Exchange Rate Risk    . Active Trading Risk     Risk
  .                       .
    Underlying Fund Risk    Emerging Market Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.


The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT CLASS SHARES)

"2001"0.69

"2002"-39.61


"2003"47.61


"2004"13.7


"2005"3.69

2006 10.85

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                    33.46%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '01
  -33.27%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31,                  PAST 1 YEAR                          PAST 5 YEARS                LIFE OF FUND
  2006
 ADVISORS SIGNATURE CLASS .............
                                                        10.60                                 2.90                       1.77
 ADVISORS SELECT CLASS................                  10.85                                 3.10                       1.95
 ADVISORS PREFERRED CLASS.............                  11.01                                 3.24                       2.10
 SELECT CLASS.........................                  11.08                                 3.48                       2.31
 PREFERRED CLASS......................                  11.42                                 3.59                       2.40
 Russell 2000 Growth Index* ...........                 13.35                                 6.93                        4.05
 Morningstar Small Growth Category
 Average* .............................                 10.50                                 6.12                       3.61
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                         ADVISORS             ADVISORS              ADVISORS
                                                        SIGNATURE              SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                     CLASS                 CLASS                CLASS
 Management Fees.................................         0.75%                 0.75%                0.75%
 12b-1 Fees......................................         0.35                  0.30                 0.25
 Other Expenses* /(1)/ ..........................         0.54                  0.46                 0.33
                                                          ----                  ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES         1.64%                 1.51%                1.33%
 Expense Reimbursement/(//2//)/ .................         0.01                  0.01                 0.01
                                                          ----                  ----                 ----
                                     NET EXPENSES         1.63%                 1.50%                1.32%
 * Other Expenses Includes:
    Service Fee..................................         0.25%                 0.25%                0.17%
    Administrative Service Fee...................         0.28                  0.20                 0.15
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                        SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                    CLASS                CLASS
 Management Fees.................................        0.75%                0.75%
 12b-1 Fees......................................        0.10                  N/A
 Other Expenses* /(1)/ ..........................        0.29                 0.27
                                                         ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES        1.14%                1.02%
 Expense Reimbursement/(//2//)/ .................        0.01                 0.01
                                                         ----                 ----
                                     NET EXPENSES        1.13%                1.01%
 * Other Expenses Includes:
    Service Fee..................................        0.15%                0.15%
    Administrative Service Fee...................        0.13                 0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                         $166  $516  $891  $1,943
 ADVISORS SELECT CLASS                                                                             153   476   823   1,801
 ADVISORS PREFERRED CLASS                                                                          134   420   728   1,600
 SELECT CLASS                                                                                      115   361   626   1,385
 PREFERRED CLASS                                                                                   103   324   562   1,247

SMALLCAP S&P 600 INDEX FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") SmallCap 600 Index. The Sub-Advisor, PGI, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P SmallCap 600 Index. The S&P SmallCap 600 is an unmanaged index of 600 domestic stocks chosen for market size, liquidity and industry group representation. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2006, the market capitalization range of the Index was between approximately $65 million and $3.7 billion. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P SmallCap 600. It is unlikely that a perfect correlation of
1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P SmallCap 600. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P SmallCap 600 stocks. At times, the Fund's portfolio may be weighted differently from the S&P SmallCap 600, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P SmallCap 600 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.


PGI reserves the right to omit or remove any of the S&P SmallCap 600 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund's assets.

Among the principal risks of investing in the Fund are:

  .Equity Securities      .Market Segment
    Risk                    (SmallCap) Risk           . Derivatives Risk
  . Small Company Risk    . Underlying Fund Risk



NOTE: "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of
     The McGraw-Hill Companies, Inc. and have been licensed by Principal. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

PGI has been the Fund's Sub-Advisor since December 6, 2000.


The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT CLASS SHARES)

"2001"5.64

"2002"-15.6


"2003"37.69


"2004"21.34


"2005"6.66

2006 14.10

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                    20.39%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -18.81%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31,                  PAST 1 YEAR                          PAST 5 YEARS                LIFE OF FUND
  2006
 ADVISORS SIGNATURE CLASS .............
                                                        13.94                                11.24                       11.35
 ADVISORS SELECT CLASS.................                 14.10                                11.41                       11.52
 ADVISORS PREFERRED CLASS.............                  14.27                                11.57                       11.69
 SELECT CLASS.........................                  14.48                                11.77                       11.89
 PREFERRED CLASS......................                  14.60                                11.90                       12.00
 S&P SmallCap 600 Index* ..............                 15.12                                12.49                       11.48
 Morningstar Small Blend Category
 Average* .............................                 15.06                                11.72                       11.21
  Index performance does not reflect deductions for fees, expenses or taxes.
 The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares was first sold (December 6, 2000).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                         ADVISORS             ADVISORS              ADVISORS
                                                        SIGNATURE              SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                     CLASS                 CLASS                CLASS
 Management Fees.................................         0.15%                 0.15%                0.15%
 12b-1 Fees......................................         0.35                  0.30                 0.25
 Other Expenses* /(1)/ ..........................         0.54                  0.46                 0.33
                                                          ----                  ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES         1.04%                 0.91%                0.73%
 Expense Reimbursement /(2)/ ....................         0.01                  0.01                 0.01
                                                          ----                  ----                 ----
                                     NET EXPENSES         1.03%                 0.90%                0.72%
 * Other Expenses Includes:
    Service Fee..................................         0.25%                 0.25%                0.17%
    Administrative Service Fee...................         0.28                  0.20                 0.15
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                        SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                    CLASS                CLASS
 Management Fees.................................        0.15%                0.15%
 12b-1 Fees......................................        0.10                  N/A
 Other Expenses* /(1)/ ..........................        0.29                 0.27
                                                         ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES        0.54%                0.42%
 Expense Reimbursement /(2)/ ....................        0.01                 0.01
                                                         ----                 ----
                                     NET EXPENSES        0.53%                0.41%
 * Other Expenses Includes:
    Service Fee..................................        0.15%                0.15%
    Administrative Service Fee...................        0.13                 0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                         $105  $330  $573  $1,270
 ADVISORS SELECT CLASS                                                                              92   289   503   1,119
 ADVISORS PREFERRED CLASS                                                                           74   232   405     906
 SELECT CLASS                                                                                       54   172   301     676
 PREFERRED CLASS                                                                                    42   134   234     529

SMALLCAP VALUE FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2006, this range was between approximately $39 million and $3.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Fund may invest in initial public offerings.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities                             .Initial Public Offerings
    Risk                  . Value Stock Risk        Risk
  . Exchange Rate Risk    . Active Trading Risk   . Underlying Fund Risk
  . Small Company Risk



PGI has been the Fund's Sub-Advisor since December 6, 2000.


The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT CLASS)

"2001"9.33

"2002"-3.36


"2003"42.56


"2004"19.1


"2005"8.38

2006 17.90

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    23.04%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -16.36%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31,                  PAST 1 YEAR                          PAST 5 YEARS                LIFE OF FUND
  2006
 ADVISORS SIGNATURE CLASS .............
                                                        17.80                                15.82                       15.71
 ADVISORS SELECT CLASS................                  17.90                                15.96                       15.86
 ADVISORS PREFERRED CLASS.............                  18.08                                16.17                       16.06
 SELECT CLASS.........................                  18.36                                16.38                       16.27
 PREFERRED CLASS......................                  18.50                                16.53                       16.41
 Russell 2000 Value Index* ............                 23.48                                15.38                       15.15
 Morningstar Small Value Category
 Average* .............................                 16.27                                13.85                       14.18
  Index performance does not reflect deductions for fees, expenses or taxes.
  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                         ADVISORS             ADVISORS              ADVISORS
                                                        SIGNATURE              SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                     CLASS                 CLASS                CLASS
 Management Fees.................................         0.75%                 0.75%                0.75%
 12b-1 Fees......................................         0.35                  0.30                 0.25
 Other Expenses* /(1)/ ..........................         0.54                  0.46                 0.33
                                                          ----                  ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES         1.64%                 1.51%                1.33%
 Expense Reimbursement /(//2//)/ ................         0.01                  0.01                 0.01
                                                          ----                  ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES         1.63%                 1.50%                1.32%
 * Other Expenses Includes:
    Service Fee..................................         0.25%                 0.25%                0.17%
    Administrative Service Fee...................         0.28                  0.20                 0.15
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                        SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                    CLASS                CLASS
 Management Fees.................................        0.75%                0.75%
 12b-1 Fees......................................        0.10                  N/A
 Other Expenses* /(1)/ ..........................        0.29                 0.27
                                                         ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES        1.14%                1.02%
 Expense Reimbursement /(//2//)/ ................        0.01                 0.01
                                                         ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES        1.13%                1.01%
 * Other Expenses Includes:
    Service Fee..................................        0.15%                0.15%
    Administrative Service Fee...................        0.13                 0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                         $166  $516  $891  $1,943
 ADVISORS SELECT CLASS                                                                             153   476   823   1,801
 ADVISORS PREFERRED CLASS                                                                          134   420   728   1,600
 SELECT CLASS                                                                                      115   361   626   1,385
 PREFERRED CLASS                                                                                   103   324   562   1,247

FIXED INCOME FUNDS


BOND & MORTGAGE SECURITIES FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks to provide current income.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
Under normal circumstances, the Fund invests at least 80% of its net assets
(plus any borrowings for investment purposes) in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of PGI of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. common and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade (commonly known as "junk bonds")) but not lower than CCC- (S&P) or Caa (Moody's).

The Fund may also enter into reverse repurchase agreements to attempt to enhance portfolio return and income and may lend its portfolio securities to brokers, dealers and other financial institutions.PGI may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.


The Fund may actively trade securities in an attempt to achieve its investment objective.


During the fiscal year ended October 31, 2006, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

68.43% in securities      11.85% in securities       0.25% in securities rated
rated Aaa                 rated Baa                  Caa
4.97% in securities       3.08% in securities rated  0.02% in securities rated
rated Aa                  Ba                         Ca
8.90% in securities       2.50% in securities rated
rated A                   B



Among the principal risks of investing in the Fund are:

  .Fixed-Income                                   .U.S. Government Securities
    Securities            . Prepayment Risk         Risk
  . Active Trading Risk   . Derivatives Risk      . Portfolio Duration Risk
  .
    Municipal Securities  .High Yield
    Risk                    Securities Risk       . Underlying Fund Risk
  .U.S. Government
    Sponsored Securities
    Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDER YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT SHARES)

"2001"6.76

"2002"8.09


"2003"3.38


"2004"3.91


"2005"1.73

2006 3.76

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                     4.03%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '04
  -2.50%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006              PAST 1 YEAR                         PAST 5 YEARS                LIFE OF FUND
 ADVISORS SIGNATURE CLASS ...............
                                                          3.70                                4.06                       4.64
 ADVISORS SELECT CLASS..................                  3.76                                4.15                       4.75
 ADVISORS PREFERRED CLASS...............                  4.04                                4.39                       4.97
 SELECT CLASS...........................                  4.17                                4.82                       5.36
 PREFERRED CLASS ........................
                                                          4.36                                4.71                       5.30
 Lehman Brothers Aggregate Bond Index* ..                 4.33                                5.06                       5.62
 Morningstar Intermediate-Term Bond
 Category Average*.......................                 4.11                                4.61                       5.19
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                  ADVISORS   ADVISORS  ADVISORS
                                                  SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
  FOR THE PERIOD ENDED OCTOBER 31, 2006             CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees................................    0.53%     0.53%      0.53%    0.53%      0.53%
 12b-1 Fees.....................................    0.35      0.30       0.25     0.10        N/A
 Other Expenses*................................    0.55      0.50       0.36     0.32       0.30
                                                    ----      ----       ----     ----       ----
            TOTAL ANNUAL FUND OPERATING EXPENSES    1.43%     1.33%      1.14%    0.83%      0.95%
 * Other Expenses which include:
  Service Fee...................................    0.25%     0.25%      0.17%    0.15%      0.15%
  Administrative Service Fee....................    0.28      0.20       0.15     0.13       0.11
  Reverse Repurchase Agreement Interest Expense.    0.25      0.22       0.22     0.23       0.22


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                          $146  $452  $782  $1,713
 ADVISORS SELECT CLASS                                                                              135   421   729   1,601
 ADVISORS PREFERRED CLASS                                                                           116   362   628   1,386
 SELECT CLASS                                                                                        97   303   525   1,166
 PREFERRED CLASS                                                                                     85   265   460   1,025

GOVERNMENT & HIGH QUALITY BOND FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks to provide current income.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its net assets, plus any borrowings for investment purposes) in securities that are AAA rated or issued by the U.S. government, its agencies or instrumentalities. The Fund may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by PGI to be of equivalent quality.

PGI seeks undervalued securities that represent good long-term investment opportunities. Securities may be sold when PGI believes they no longer represent good long-term value.


The Fund may lend its portfolio securities to brokers, dealers and other financial institutions.PGI may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Among the principal risks of investing in the Fund are:

  .Fixed-Income Securities                             .Portfolio Duration
    Risk                       . Derivatives Risk        Risk
  .U.S. Government
    Securities Risk            . Active Trading Risk   . Prepayment Risk
  .
    U.S. Government Sponsored
    Securities Risk



PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT CLASS SHARES)

"2001"6.27

"2002"7.89


"2003"0.94


"2004"2.79


"2005"1.41

2006 3.54

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                     4.01%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '04
  -1.74%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006              PAST 1 YEAR                         PAST 5 YEARS                LIFE OF FUND
 ADVISORS SIGNATURE CLASS ...............
                                                          3.38                                3.14                       3.77
 ADVISORS SELECT CLASS..................                  3.54                                3.29                       3.90
 ADVISORS PREFERRED CLASS...............                  3.72                                3.45                       4.08
 SELECT CLASS...........................                  3.91                                3.68                       4.30
 PREFERRED CLASS........................                  4.03                                3.80                       4.42
 Lehman Brothers Government/Mortgage
 Index *.................................                 4.33                                4.73                       5.23
 Morningstar Intermediate Government
 Category Average*.......................                 3.44                                3.90                       4.40
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
  * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                                  ADVISORS           ADVISORS            ADVISORS
                                                                 SIGNATURE            SELECT            PREFERRED
  FOR THE PERIOD ENDED OCTOBER 31, 2006                            CLASS               CLASS              CLASS
 Management Fees...........................................        0.40%               0.40%              0.40%
 12b-1 Fees................................................        0.35                0.30               0.25
 Other Expenses* /(1)/ ....................................        0.64                0.57               0.44
                                                                   ----                ----               ----
                       TOTAL ANNUAL FUND OPERATING EXPENSES        1.39%               1.27%              1.09%
 Expense Reimbursement /(2)/ ..............................        0.01                0.01               0.01
                                                                   ----                ----               ----
                                               NET EXPENSES        1.38%               1.26%              1.08%
 * Other Expenses Includes:
    Service Fee............................................        0.25%               0.25%              0.17%
    Administrative Service Fee.............................        0.28                0.20               0.15
    Reverse Repurchase Agreement Interest Expense                  0.03                0.02               0.02
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                                 SELECT            PREFERRED
  FOR THE PERIOD ENDED OCTOBER 31, 2006                           CLASS              CLASS
 Management Fees...........................................       0.40%              0.40%
 12b-1 Fees................................................       0.10                N/A
 Other Expenses* /(1)/ ....................................       0.38               0.40
                                                                  ----               ----
                       TOTAL ANNUAL FUND OPERATING EXPENSES       0.90%              0.78%
 Expense Reimbursement /(2)/ ..............................       0.01               0.01
                                                                  ----               ----
                                               NET EXPENSES       0.89%              0.77%
 * Other Expenses Includes:
    Service Fee............................................       0.15%              0.15%
    Administrative Service Fee.............................       0.13               0.11
    Reverse Repurchase Agreement Interest Expense                 0.02               0.02
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                          $140  $439  $760  $1,668
 ADVISORS SELECT CLASS                                                                              128   402   696   1,533
 ADVISORS PREFERRED CLASS                                                                           110   346   600   1,328
 SELECT CLASS                                                                                        91   286   497   1,107
 PREFERRED CLASS                                                                                     79   248   432     965

HIGH QUALITY INTERMEDIATE-TERM BOND FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks to provide current income.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in intermediate term fixed-income securities rated A or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). Under normal circumstances, the Fund maintains an effective maturity of four years or less and a dollar-weighted effective maturity of greater than three and less than ten years. In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect PGI's judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top three categories by S&P or Moody's or, if not rated, in PGI's opinion, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. common stock and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the three highest grades of S&P or Moody's but not lower than BBB- (S&P) or Baa3 (Moody's) (i.e. less than investment grade). Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

PGI may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.


The Fund may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a specified date and price. Reverse repurchase agreements are considered to be borrowings by the Fund and are subject to the Fund's restrictions on borrowing. The Fund pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest earned.

Among the principal risks of investing in the Fund are:

  .
    Fixed-Income Securities                           .
    Risk                     . Derivatives Risk         Portfolio Duration Risk
  .U.S. Government
    Sponsored Securities     . Active Trading Risk    . Prepayment Risk
    Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT SHARES)

"2001"6.62

"2002"9.07


"2003"2.92


"2004"3.6


"2005"1.8

2006 3.56

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                     4.52%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '04
  -2.33%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006              PAST 1 YEAR                         PAST 5 YEARS                LIFE OF FUND
 ADVISORS SIGNATURE CLASS ...............
                                                          3.38                                4.04                       4.60
 ADVISORS SELECT CLASS...................                 3.56                                4.16                       4.73
 ADVISORS PREFERRED CLASS................                 3.74                                4.37                       4.93
 SELECT CLASS............................                 3.94                                4.57                       5.13
 PREFERRED CLASS.........................                 4.05                                4.67                       5.27
 Lehman Brothers Aggregate Bond Index* ..                 4.33                                5.06                       5.62
 Morningstar Intermediate-Term Bond
 Category Average*.......................                 4.11                                4.61                       5.19
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS

                                                                ADVISORS           ADVISORS            ADVISORS
                                                               SIGNATURE            SELECT            PREFERRED
  FOR THE PERIOD ENDED OCTOBER 31, 2006                          CLASS               CLASS              CLASS
 Management Fees.........................................        0.40%               0.40%              0.40%
 12b-1 Fees..............................................        0.35                0.30               0.25
 Other Expenses* /(1)/ ..................................        0.82                0.86               0.65
                                                                 ----                ----               ----
                     TOTAL ANNUAL FUND OPERATING EXPENSES        1.57%               1.56%              1.30%
 Expense Reimbursement /(2)/ ............................        0.02                0.02               0.02
                                                                 ----                ----               ----
                                             NET EXPENSES        1.55%               1.54%              1.28%
 * Other Expenses Includes:
  Service Fee............................................        0.25%               0.25%              0.17%
  Administrative Service Fee.............................        0.28                0.20               0.15
  Reverse Repurchase Agreement Interest Expense..........        0.33                0.29               0.26
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                               SELECT            PREFERRED
  FOR THE PERIOD ENDED OCTOBER 31, 2006                         CLASS              CLASS
 Management Fees.........................................       0.40%              0.40%
 12b-1 Fees..............................................       0.10                N/A
 Other Expenses* /(1)/ ..................................       0.58               0.58
                                                                ----               ----
                     TOTAL ANNUAL FUND OPERATING EXPENSES       1.08%              0.98%
 Expense Reimbursement /(2)/ ............................       0.02               0.02
                                                                ----               ----
                                             NET EXPENSES       1.06%              0.96%
 * Other Expenses Includes:
  Service Fee............................................       0.15%              0.15%
  Administrative Service Fee.............................       0.13               0.11
  Reverse Repurchase Agreement Interest Expense..........       0.34               0.26
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

  a Percentage of Average Daily Net Assets

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                          $158  $494  $853  $1,866
 ADVISORS SELECT CLASS                                                                              157   491   848   1,855
 ADVISORS PREFERRED CLASS                                                                           130   410   711   1,566
 SELECT CLASS                                                                                       108   341   594   1,315
 PREFERRED CLASS                                                                                     98   310   540   1,200

INFLATION PROTECTION FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks to provide current income and real (after-inflation) total returns.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors who want their income and principal investments to keep pace with inflation over time.

MAIN STRATEGIES AND RISKS
Under normal circumstances, the Fund invests primarily in inflation protected debt securities. Inflation protected debt securities are designed to provide a "real rate of return" - a return after adjusting for the impact of inflation. Inflation - a rise in the general price level - erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 8% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 5%. The investment's inflation adjustment is based on a designated inflation index (such as the Consumer Price Index for Urban Consumers) and typically is applied monthly to the principal of the security. The fixed coupon rate of the security is based on the adjusted principal so that as inflation increases, both the principal value and the interest payments increase. Because this inflation adjustment feature is designed to mitigate a major risk, inflation protected debt securities typically have lower nominal yields than conventional fixed-rate debt securities.

The Fund may invest in:
.. inflation protected debt securities issued by the U.S. Treasury and U.S.
  Government sponsored entities as well as inflation protected debt securities issued by corporations;
.. inflation protected debt securities issued by foreign governments and corporations that are linked to a non-U.S. inflation rate;
.. floating rate notes;
.. adjustable rate mortgages;
.. derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities; and .. commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures.

The Fund may invest up to 15% of assets in high yield securities ("junk bonds") but not in securities rated lower than CCC- or Caa3 by S&P or Moody's or, if unrated, determined by PGI to be of comparable quality.


The Fund may invest up to 20% of its assets in securities denominated in foreign currencies. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.


The Fund may also enter into reverse repurchase agreements and may lend its portfolio securities to brokers, dealers and other financial institutions.


PGI may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.


During the fiscal year ended October 31, 2006, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

88.50% in securities       3.79% in securities       0.01% in securities rated
rated Aaa                  rated Baa                 Caa
0.65% in securities rated  4.07% in securities       0.03% in securities rated
Aa                         rated Ba                  Ca
1.48% in securities rated  1.45% in securities       0.02% in securities rated
A                          rated B                   C

Among the principal risks of investing in the Fund are:

  .Fixed-Income            .Foreign Securities
    Securities Risk          Risk                  . Exchange Rate Risk
  .
    High Yield Securities
    Risk                   . Derivatives Risk      . Prepayment Risk
                                                   .
                           .Portfolio Duration       U.S. Government Securities
  . Underlying Fund Risk     Risk                    Risk
  .U.S. Government
    Sponsored Securities
    Risk



PGI has been the Fund's Sub-Advisor since December 29, 2004.


The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT SHARES)

"2005"1.7

2006 -0.41

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '06                                      3.22%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '06                                     -2.36%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                             PAST 1 YEAR           LIFE OF FUND
 ADVISORS SIGNATURE CLASS.............................                                  -0.29                 0.74
 ADVISORS SELECT CLASS................................                                  -0.41                 0.79
 ADVISORS PREFERRED CLASS.............................                                  -0.09                 1.02
 SELECT CLASS.........................................                                   0.05                 1.17
 PREFERRED CLASS......................................                                   0.14                 1.32
 Lehman Brothers US Treasury TIPS Index* ...................................             0.41                 1.66
 Morningstar Long-Term Government Category Average*.........................             0.11                 1.04
  Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date these share classes were first sold (December 29, 2004).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                        ADVISORS             ADVISORS            ADVISORS
                                                        SIGNATURE             SELECT             PREFERRED            SELECT
  FOR THE PERIOD ENDED OCTOBER 31, 2006                   CLASS               CLASS                CLASS              CLASS
 Management Fees.................................         0.40%               0.40%                0.40%              0.40%
 12b-1 Fees......................................         0.35                0.30                 0.25               0.10
 Other Expenses* /(1)/ ..........................         1.68                1.60                 1.44               1.47
                                                          ----                ----                 ----               ----
             TOTAL ANNUAL FUND OPERATING EXPENSES         2.44%               2.30%                2.09%              1.08%
 Expense Reimbursement /(2)/ ....................         0.02                0.02                 0.02               0.02
                                                          ----                ----                 ----               ----
                                     NET EXPENSES         2.42%               2.28%                2.07%              1.06%
 * Other Expenses Includes:
    Service Fee..................................         0.25%               0.25%                0.17%              0.15%
    Administrative Service Fee...................         0.28                0.20                 0.15               0.13
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                         PREFERRED
  FOR THE PERIOD ENDED OCTOBER 31, 2006                    CLASS
 Management Fees.................................          0.40%
 12b-1 Fees......................................           N/A
 Other Expenses* /(1)/ ..........................          1.35
                                                           ----
             TOTAL ANNUAL FUND OPERATING EXPENSES          0.98%
 Expense Reimbursement /(2)/ ....................          0.02
                                                           ----
                                     NET EXPENSES          0.96%
 * Other Expenses Includes:
    Service Fee..................................          0.15%
    Administrative Service Fee...................          0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                         $245  $759  $1,299  $2,775
 ADVISORS SELECT CLASS                                                                             231   716   1,228   2,634
 ADVISORS PREFERRED CLASS                                                                          210   653   1,122   2,419
 SELECT CLASS                                                                                      198   616   1,061   2,294
 PREFERRED CLASS                                                                                   176   549     947   2,061

MONEY MARKET FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk. As with all mutual funds, the value of the Fund's assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MAIN STRATEGIES AND RISKS
The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which PGI believes present minimal credit risks. At the time the Fund purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Fund shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the redemption of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:
.. securities issued or guaranteed by the U.S. government, including Treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or, . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.

Among the principal risks of investing in the Fund are:

  .
    Municipal Securities
    Risk                                               .U.S. Government
  .Fixed-Income           .Eurodollar and Yankee         Sponsored Securities
    Securities Risk         Obligations Risk             Risk



PGI has been the Fund's Sub-Advisor since December 6, 2000.

 CALENDAR YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT SHARES)

"2001"3.28

"2002"0.72


"2003"0.08


"2004"0.29


"2005"2.17

2006 3.99

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '01                                     1.22%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q1 '04
  0.00%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                PAST 1 YEAR                        PAST 5 YEARS               LIFE OF FUND
 ADVISORS SIGNATURE CLASS .................
    .......................................                3.86                                1.31                      1.66
 ADVISORS SELECT CLASS....................                 3.99                                1.44                      1.79
 ADVISORS PREFERRED CLASS.................                 4.18                                1.61                      1.96
 SELECT CLASS.............................                 4.38                                1.80                      2.15
 PREFERRED CLASS..........................                 4.50                                1.93                      2.28
 Lehman Brothers U.S. Treasury Bellwethers
 3 Month Index* ...........................                4.86                                2.42                      4.17
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date these share classes were first sold (December 6, 2000).
  Call the Principal Investors Fund at 1-800-547-7754 to get the current 7-day yield for the Money Market Fund.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                        ADVISORS             ADVISORS            ADVISORS
                                                        SIGNATURE             SELECT             PREFERRED            SELECT
  FOR THE PERIOD ENDED OCTOBER 31, 2006                   CLASS               CLASS                CLASS              CLASS
 Management Fees.................................         0.40%               0.40%                0.40%              0.40%
 12b-1 Fees......................................         0.35                0.30                 0.25               0.10
 Other Expenses* /(1)/ ..........................         0.54                0.46                 0.33               0.29
                                                          ----                ----                 ----               ----
             TOTAL ANNUAL FUND OPERATING EXPENSES         1.29%               1.16%                0.98%              0.79%
 * Other Expenses Includes:
    Service Fee..................................         0.25%               0.25%                0.17%              0.15%
    Administrative Service Fee...................         0.28                0.20                 0.15               0.13
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.

                                                         PREFERRED
  FOR THE PERIOD ENDED OCTOBER 31, 2006                    CLASS
 Management Fees.................................          0.40%
 12b-1 Fees......................................           N/A
 Other Expenses* /(1)/ ..........................          0.27
                                                           ----
             TOTAL ANNUAL FUND OPERATING EXPENSES          0.67%
 * Other Expenses Includes:
    Service Fee..................................          0.15%
    Administrative Service Fee...................          0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                          $131  $409  $708  $1,556
 ADVISORS SELECT CLASS                                                                              118   368   638   1,409
 ADVISORS PREFERRED CLASS                                                                           100   312   542   1,201
 SELECT CLASS                                                                                        81   252   439     978
 PREFERRED CLASS                                                                                     68   214   373     835

PREFERRED SECURITIES FUND

SUB-ADVISOR(S): Spectrum Asset Management, Inc. ("Spectrum")

OBJECTIVE: The Fund seeks to provide current income.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors who are seeking dividends to generate income or to be reinvested for growth and are willing to accept fluctuations in the value of the investment.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in preferred securities of U.S. companies rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investor Service, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of the Sub-Advisor, Spectrum. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in preferred securities. The Fund focuses primarily on the financial services (i.e., banking, insurance and commercial finance), Real Estate Investment Trust (i.e. REIT) and utility industries. The rest of the Fund's assets may be invested in common stocks, debt securities, and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and typically have "preference" over common stock in the payment of dividends and the liquidation of a company's assets - preference means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders' claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed-income securities - the fixed-income payments are expected to be the primary source of long-term investment return. Preferred securities share many investment characteristics with bonds; therefore, the risks and potential rewards of investing in the Fund are more similar to those associated with a bond fund than a stock fund.


Spectrum seeks to build a portfolio within the context of the eligible universe of preferred securities. For a security to be considered for the Fund, Spectrum will assess the credit risk within the context of the yield available on the preferred. The yield needs to be attractive in comparison to the rating, expected credit trend and senior debt spread of the same issuer. Spectrum considers features such as call protection, subordination and option adjusted spreads to ensure that the selected issue provides a sufficient yield to justify its inclusion in the portfolio.


The Fund is considered non-diversified and can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund's share price than would occur in a more diversified fund.

Among the principal risks of investing in the Fund are:

  .Fixed-Income
    Securities Risk        . Derivatives Risk          . Sector Risk
                                                       .
  .Non-Diversification                                   Real Estate Securities
    Risk                   . Equity Securities Risk      Risk
  .U.S. Government         .U.S. Government
    Sponsored Securities     Securities Risk           . Underlying Fund Risk
    Risk

Spectrum has been the Fund's Sub-Advisor since May 1, 2002.


The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT CLASS SHARES)

"2003"9.89

"2004"3.61


"2005"0.78

2006  6.27

LOGO

 The share class shown in the bar chart above has been changed to Advisors
 Select Class shares to facilitate comparison of funds in this prospectus.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     5.35%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '04
  -5.47%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                             PAST 1 YEAR                      LIFE OF FUND
 ADVISORS SIGNATURE CLASS .......................................
                                                                                        6.02                             5.14
 ADVISORS SELECT CLASS...........................................                       6.27                             5.32
 ADVISORS PREFERRED CLASS.............................                                  6.45                             5.50
 SELECT CLASS.........................................                                  6.55
 PREFERRED CLASS......................................                                  6.77                             5.83
 Merrill Lynch Preferred Stock Hybrid Index* ....................                       7.67                             6.45
 Morningstar Intermediate-Term Bond Category Average* ...........                       4.11                             4.70
  Index performance does not reflect deductions for fees, expenses or taxes.
 The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which these classes began operations, their returns are based on the performance of the Fund's
  Institutional Class shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance
  (for the periods prior to the date these classes began operations) that is no higher than the historical performance of the
  Institutional Class shares.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (May 1, 2002).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                         ADVISORS             ADVISORS              ADVISORS
                                                        SIGNATURE              SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                     CLASS                 CLASS                CLASS
 Management Fees.................................         0.75%                 0.75%                0.75%
 12b-1 Fees......................................         0.35                  0.30                 0.25
 Other Expenses* /(1)/ ..........................         0.54                  0.46                 0.33
                                                          ----                  ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES         1.64%                 1.51%                1.33%
 Expense Reimbursement /(2)/ ....................         0.01                  0.01                 0.01
                                                          ----                  ----                 ----
                                     NET EXPENSES         1.63%                 1.50%                1.32%
 * Other Expenses Includes:
    Service Fee..................................         0.25%                 0.25%                0.17%
    Administrative Service Fee...................         0.28                  0.20                 0.15
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                        SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                    CLASS                CLASS
 Management Fees.................................        0.75%                0.75%
 12b-1 Fees......................................        0.10                  N/A
 Other Expenses* /(1)/ ..........................        0.29                 0.27
                                                         ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES        1.14%                1.02%
 Expense Reimbursement /(2)/ ....................        0.01                 0.01
                                                         ----                 ----
                                     NET EXPENSES        1.13%                1.01%
 * Other Expenses Includes:
    Service Fee..................................        0.15%                0.15%
    Administrative Service Fee...................        0.13                 0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                         $166  $516  $891  $1,943
 ADVISORS SELECT CLASS                                                                             153   476   823   1,801
 ADVISORS PREFERRED CLASS                                                                          134   420   728   1,601
 SELECT CLASS                                                                                      115   361   627   1,385
 PREFERRED CLASS                                                                                   103   324   562   1,247

SHORT-TERM BOND FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks to provide current income.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in short-term fixed-income securities. Under normal circumstances, the Fund maintains an effective maturity of four years or less and a dollar-weighted effective maturity of not more than three years. In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect the judgment of PGI regarding the likelihood of the security being called or prepaid. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its net assets (plus any borrowings for investment purposes) in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the four highest grades by Standard &
  Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of PGI of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The Fund may invest up to 15% of its assets in below-investment-grade fixed-income securities ("junk bonds"), enter into reverse repurchase agreements and lend its portfolio securities to brokers, dealers and other financial institutions. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


PGI may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.


Among the principal risks of investing in the Fund are:

  . Fixed-Income Securities Risk                         . Derivatives Risk          . Active Trading Risk
  . High Yield Securities Risk                           . Portfolio Duration Risk   . Prepayment Risk
                                                                                     .
                                                         .U.S. Government              Real Estate Securities
                                                           Securities Risk             Risk
  . U.S. Government Sponsored Securities Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.


The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT CLASS SHARES)

"2001"6.44

"2002"6.98


"2003"2.01


"2004"0.37


"2005"1.43

2006 3.77

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                     3.68%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '04
  -1.77%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                    PAST 1 YEAR
 ADVISORS SIGNATURE CLASS ......................................................
                                                                                                3.73
 ADVISORS SELECT CLASS..........................................................                3.77
 ADVISORS PREFERRED CLASS.......................................................                4.02
 SELECT CLASS...................................................................                4.29
 PREFERRED CLASS................................................................                4.38
 Lehman Brothers MF (1-3) US Government Credit Index/(1)/* .....................                4.25
 Lehman Brothers Mutual Fund 1-5 Gov't/Credit Index*............................                4.22
 Morningstar Short-Term Bond Category Average* .................................                4.01
  Index performance does not reflect deductions for fees, expenses or taxes.
 The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).
 ///(1)/
  This index is now the benchmark against which the Fund measures its performance. Principal and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                    PAST 5 YEARS
 ADVISORS SIGNATURE CLASS ......................................................                2.90

 ADVISORS SELECT CLASS..........................................................                2.88
 ADVISORS PREFERRED CLASS.......................................................                3.22
 SELECT CLASS...................................................................                3.16
 PREFERRED CLASS................................................................                3.41
 Lehman Brothers MF (1-3) US Government Credit Index/(1)/* .....................                3.27
 Lehman Brothers Mutual Fund 1-5 Gov't/Credit Index*............................                3.77
 Morningstar Short-Term Bond Category Average* .................................                3.15
  Index performance does not reflect deductions for fees, expenses or taxes.
 The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).
 ///(1)/
  This index is now the benchmark against which the Fund measures its performance. Principal and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."
  FOR THE PERIOD ENDED DECEMBER 31, 2006                                           LIFE OF FUND
 ADVISORS SIGNATURE CLASS ......................................................      3.62

 ADVISORS SELECT CLASS..........................................................      3.61
 ADVISORS PREFERRED CLASS.......................................................      3.93
 SELECT CLASS...................................................................      3.91
 PREFERRED CLASS................................................................      4.14
 Lehman Brothers MF (1-3) US Government Credit Index/(1)/* .....................      4.17
 Lehman Brothers Mutual Fund 1-5 Gov't/Credit Index*............................      4.61
 Morningstar Short-Term Bond Category Average* .................................      3.80
  Index performance does not reflect deductions for fees, expenses or taxes.
 The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).
 ///(1)/
  This index is now the benchmark against which the Fund measures its performance. Principal and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                                  ADVISORS           ADVISORS            ADVISORS
                                                                 SIGNATURE            SELECT            PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                              CLASS               CLASS              CLASS
 Management Fees...........................................        0.40%               0.40%              0.40%
 12b-1 Fees................................................        0.35                0.30               0.25
 Other Expenses* /(1)/ ....................................        0.76                0.70               0.57
                                                                   ----                ----               ----
                       TOTAL ANNUAL FUND OPERATING EXPENSES        1.51%               1.40%              1.22%
 Expense Reimbursement /(2)/ ..............................        0.02                0.02               0.02
                                                                   ----                ----               ----
                                               NET EXPENSES        1.49%               1.38%              1.20%
 * Other Expenses Includes:
    Service Fee............................................        0.25%               0.25%              0.17%
    Administrative Service Fee.............................        0.28                0.20               0.15
    Reverse Repurchase Agreement Interest Expense .........        0.21                0.23               0.23
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                                 SELECT            PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                             CLASS              CLASS
 Management Fees...........................................       0.40%              0.40%
 12b-1 Fees................................................       0.10                N/A
 Other Expenses* /(1)/ ....................................       0.53               0.51
                                                                  ----               ----
                       TOTAL ANNUAL FUND OPERATING EXPENSES       1.03%              0.91%
 Expense Reimbursement /(2)/ ..............................       0.02               0.02
                                                                  ----               ----
                                               NET EXPENSES       1.01%              0.89%
 * Other Expenses Includes:
    Service Fee............................................       0.15%              0.15%
    Administrative Service Fee.............................       0.13               0.11
    Reverse Repurchase Agreement Interest Expense .........       0.23               0.23
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                          $152  $475  $822  $1,800
 ADVISORS SELECT CLASS                                                                              140   441   764   1,678
 ADVISORS PREFERRED CLASS                                                                           122   385   668   1,476
 SELECT CLASS                                                                                       103   326   567   1,258
 PREFERRED CLASS                                                                                     91   288   502   1,118

ULTRA SHORT BOND FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks current income while seeking capital preservation.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in high quality, short-term fixed-income securities. Under normal circumstances, the Fund maintains a dollar-weighted effective maturity of not more than 2.5 years. In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect PGI's judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the four highest grades by Standard &
  Poor's Rating Service ("S&P) or Moody's Investors Service, Inc. ("Moody's") or, if unrated, in the opinion of the PGI of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Fund's assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


The Fund may invest up to 15% of its assets in below-investment grade fixed-income securities ("junk bonds") and may enter into reverse purchase agreements and lend its portfolio securities to brokers, dealers, and other financial institutions. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.


PGI may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.


During the fiscal year ended October 31, 2006, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

48.07% in securities      15.32% in securities       0.01% in securities rated
rated Aaa                 rated Baa                  Caa
9.97% in securities       4.02% in securities rated  0.01% in securities rated
rated Aa                  Ba                         Ca
21.02% in securities      1.57% in securities rated  0.01% in securities rated
rated A                   B                          C



The above percentages for Aaa, A, Baa and B rated securities include unrated securities in the amount of 0.19%, 0.02%, 0.02% and 0.01%, respectively, which have been determined by PGI to be of comparable quality.

Among the principal risks of investing in the Fund are:

  . Fixed-Income Securities Risk                         . Derivatives Risk          . Prepayment Risk
  . High Yield Securities Risk                           . Portfolio Duration Risk   . Active Trading Risk
                                                         .U.S. Government
                                                           Securities Risk           . Underlying Fund Risk
  . U.S. Government Sponsored Securities Risk



PGI has been the Fund's Sub-Advisor since June 15, 2001.


The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT SHARES)

"2002"3.37

"2003"2.37


"2004"1.73


"2005"2.16

2006 4.64

LOGO

On July 29, 2004, the Fund converted to a money
market fund.
On May 27, 2005, the Fund converted to an ultra
short term bond fund.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '06                                      1.29%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q4 '04
  0.21%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  For the period ended December 31, 2006                            PAST 1 YEAR                       PAST 5 YEARS    LIFE OF FUND
 ADVISORS SIGNATURE CLASS ...................
                                                                       4.51                           2.47
 ADVISORS SELECT CLASS......................                           4.64                           2.85               2.94
 ADVISORS PREFERRED CLASS...................                           5.03                           3.07               3.16
 SELECT CLASS...............................                           4.93                           3.19               3.29
 PREFERRED CLASS ............................
                                                                       5.15                           3.35               3.45
 6-Month LIBOR Index* .......................                          5.20                           2.66               2.78
 Morningstar Ultrashort Bond Category
 Average* ...................................                          4.69                           2.55               2.73
  Index performance does not reflect deductions for fees, expenses or taxes.
  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on June 15, 2001.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 * Lifetime results are measured from the date the Institutional share class was first sold (June 15, 2001).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                         ADVISORS             ADVISORS              ADVISORS
                                                        SIGNATURE              SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                     CLASS                 CLASS                CLASS
 Management Fees.................................         0.40%                 0.40%                0.40%
 12b-1 Fees......................................         0.35                  0.30                 0.25
 Other Expenses* /(1)/ ..........................         0.54                  0.46                 0.33
                                                          ----                  ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES         1.29%                 1.16%                0.98%
 Expense Reimbursement /(2)/ ....................         0.01                  0.01                 0.01
                                                          ----                  ----                 ----
                                     NET EXPENSES         1.28%                 1.15%                0.97%
 * Other Expenses Includes:
    Service Fee..................................         0.25%                 0.25%                0.17%
    Administrative Service Fee...................         0.28                  0.20                 0.15
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                        SELECT              PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                    CLASS                CLASS
 Management Fees.................................        0.40%                0.40%
 12b-1 Fees......................................        0.10                  N/A
 Other Expenses* /(1)/ ..........................        0.29                 0.27
                                                         ----                 ----
             TOTAL ANNUAL FUND OPERATING EXPENSES        0.79%                0.67%
 Expense Reimbursement /(2)/ ....................        0.01                 0.01
                                                         ----                 ----
                                     NET EXPENSES        0.78%                0.66%
 * Other Expenses Includes:
    Service Fee..................................        0.15%                0.15%
    Administrative Service Fee...................        0.13                 0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                          $130  $408  $707  $1,556
 ADVISORS SELECT CLASS                                                                              117   367   637   1,408
 ADVISORS PREFERRED CLASS                                                                            99   311   541   1,200
 SELECT CLASS                                                                                        80   251   438     977
 PREFERRED CLASS                                                                                     67   213   372     834

BALANCED/ASSET ALLOCATION FUNDS


PRINCIPAL LIFETIME FUNDS

Principal Investors Fund, Inc. offers Funds that are designed to meet the needs of an investor who wants an investment option that is suited to the investor's particular investment time horizon and who tends to be more accepting of risk in the early years of his or her time horizon and becomes more risk-averse as he or she nears the investment goal (for example, retirement or saving for college). Professional investment advisers manage the Funds to align, over time, underlying investments with the changing risk tolerance of the investor. These Funds are sometime referred as "target date funds." The target date Funds offered by the Fund are: Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, and Principal LifeTime Strategic Income (the "Principal LifeTime Funds").


OBJECTIVE: The investment objective of each of the Principal LifeTime 2010, 2020, 2030, 2040, and 2050 Funds is to seek a total return consisting of long-term growth of capital and current income.

          The investment objective of the Principal LifeTime Strategic Income Fund is to seek current income.


MAIN STRATEGIES AND RISKS
To pursue its goal, each Principal LifeTime Fund invests in other Principal Funds (the "underlying funds") that Principal and Principal Global Investors, LLC ("PGI"), the Fund's Sub-Advisor, consider appropriate based on the remaining time horizon of a particular Principal LifeTime Fund and the expected risk tolerance of those investors who have chosen that time horizon. The underlying funds provide each Fund with exposure to a broad range of asset classes, including domestic and foreign equity and fixed-income securities. In the case of Principal LifeTime Strategic Income Fund, most of the Fund's assets are invested in underlying funds which are intended primarily to give the Fund broad exposure to income-producing securities through their investments in fixed-income securities, "hybrid" securities - such as real estate securities and preferred securities, which may produce current income as well as capital gains - and dividend generating domestic and foreign stocks.

Both Principal and PGI provide investment advisory services to the Principal LifeTime Funds. Principal has hired PGI to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for each Principal LifeTime Fund. PGI is also responsible for employing an active rebalancing strategy which is designed to identify asset classes that appear attractive or unattractive over the short term.

After PGI sets the percentage of Fund assets to be allocated to a particular asset class, Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Shifts in asset class targets or underlying funds may occur in response to the normal evaluative processes of PGI and Principal, the shortening time horizon of a Fund or market forces or Fund circumstances which indicate that changes in allocations may be appropriate. Principal may, at any time, add, remove, or substitute underlying funds in which a Principal LifeTime Fund invests.

In selecting underlying funds and target weights, Principal considers, among other things, quantitative measures, such as past performance, expected levels of risk and returns, expense levels, diversification of existing funds, and style consistency. In addition, qualitative factors such as organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading, and compliance systems of the underlying fund's Sub-Advisor are also evaluated. There are no minimum or maximum percentages of assets that a Principal LifeTime Fund must invest in a specific asset class or underlying fund. Principal determines whether to use cash flows or asset transfers or both to achieve the target weights established from time to time for underlying funds. Principal monitors the performance of the Sub-Advisor of each underlying fund relative to that fund's appropriate benchmark and peer group.

Over time, PGI intends to gradually shift the asset allocation targets of each Principal LifeTime Fund (other than the Principal LifeTime Strategic Income
Fund) to accommodate investors progressing from asset accumulation years to income-generation years. It is expected that, within 10 to 15 years after its target year, a Principal LifeTime Fund's underlying fund allocation will match that of the Principal LifeTime Strategic Income Fund. At that time the Principal LifeTime Fund may be combined with the Principal LifeTime Strategic Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders.


There can be no assurance that any Principal LifeTime Fund will achieve its investment objective. The net asset value of each of the Principal LifeTime Fund's shares is affected by changes in the value of the securities it owns. The Fund's performance is directly related to the performance of the underlying funds. The ability of each Principal LifeTime Fund to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.


The broad diversification of each Principal LifeTime Fund is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of a Principal LifeTime Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Each Principal LifeTime Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them. The primary risks associated with investing in the underlying funds are identified in the summary of each underlying funds in this prospectus.


The greater the investment by each Principal LifeTime Fund in Funds that invest primarily in stocks, the greater the potential exposure to the following risks:

  .Equity Securities
    Risk                  . Growth Stock Risk         . Value Stock Risk
                          .Market Segment
  . Derivatives Risk        (LargeCap) Risk           . Exchange Rate Risk
  . Active Trading Risk   . Underlying Fund Risk



The greater the investment by each Principal LifeTime Fund in Funds that invest primarily in bonds or other forms of fixed-income securities, the greater the potential exposure to the following risks:

                               .
                                 Municipal Securities  .Portfolio Duration
  . Fixed-Income Risk            Risk                    Risk
  .U.S. Government             .U.S. Government        .High Yield Securities
    Securities Risk              Sponsored Securities    Risk
                                 Risk



The greater the investment by each Principal LifeTime Fund in Funds that invest in overseas investments, the greater the potential exposure to the following risks:

  .Foreign Securities
    Risk                   . Exchange Rate Risk      . Small Company Risk
  . Market Segment Risk    . Derivatives Risk



Each Principal LifeTime Fund is also subject to the following risks:



PAYMENT IN KIND LIQUIDITY RISK . Under certain circumstances, an underlying fund may determine to pay a redemption request by a Principal LifeTime Fund wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Principal LifeTime Funds may hold portfolio securities until Principal determines that it is appropriate to dispose of such securities.



CONFLICT OF INTEREST RISK . The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Principal LifeTime Funds serve in the same capacities for the underlying funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Principal LifeTime Funds and the underlying funds. Because Principal and its affiliated companies earn different fees from the underlying funds in which the Principal LifeTime Funds invest, there may be a conflict between the interests of the Principal LifeTime Funds and the economic interests of Principal and its affiliates.

PGI has provided investment advice to each Principal LifeTime Fund since its inception.

As of October 31, 2006, each Principal LifeTime Fund's assets were allocated among the underlying funds as identified in the table below.

                                                                                         PRINCIPAL
                                 PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL   LIFETIME
                                 LIFETIME   LIFETIME   LIFETIME   LIFETIME   LIFETIME    STRATEGIC
                                   2010       2020       2030       2040       2050       INCOME
        UNDERLYING FUND            FUND       FUND       FUND       FUND       FUND        FUND
 Bond & Mortgage Securities        31.96%     24.33%     17.17%     11.85%      6.65%      38.47%
 Disciplined LargeCap Blend        10.37      15.43      17.31      18.94      21.09        5.33
 Inflation Protection               0.82                                                    1.31
 International Emerging Markets     0.69       0.99       1.16       1.10       1.11
 International Growth               5.93       9.55      12.12      12.61      14.91        3.71
 Large Cap Growth                   4.13       5.63       6.78       8.05       8.72        2.33
 LargeCap Value                     3.03       4.15       5.12       6.13       6.37        1.73
 Partners International             1.36       1.54       1.82       2.10       2.23        0.62
 Partners LargeCap Blend I          0.97       1.67       1.68       1.84       2.01        0.60
 Partners LargeCap Growth I         1.17       1.22       1.64       2.15       2.15        0.56
 Partners LargeCap Growth II        2.77       3.84       4.62       5.54       5.81        1.43
 Partners LargeCap Value            4.90       6.44       7.82       9.14      10.26        2.75
 Partners LargeCap Value I          0.76       0.98       1.19       1.26       1.37
 Partners MidCap Growth                        0.42       0.63       0.70       0.86
 Partners MidCap Value I                       0.43       0.64       0.71       0.87
 Partners SmallCap Growth I                               0.45       0.71       0.88
 Partners SmallCap Growth III       0.52       1.62       1.97       2.44       2.89
 Partners SmallCap Value I                                0.45       0.71       0.98
 Preferred Securities               9.14       9.25       6.13       4.05       2.72       10.04
 Real Estate Securities             8.73       8.66       7.16       4.89       2.67        6.97
 SmallCap S&P 600 Index             3.61       2.24       2.15       2.62       2.52        2.14
 SmallCap Value                     0.56       1.61       1.99       2.46       2.93
 Ultra Short Bond                   8.58                                                   22.01
                          TOTAL   100.00%    100.00%    100.00%    100.00%    100.00%     100.00%



HISTORICAL PERFORMANCE
The following bar charts and tables show the historical investment performance of each Principal LifeTime Fund. The bar chart for each Fund shows how the Fund's total return has varied year-by-year, and the table for the Fund shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Fund. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Each Fund's investment return is net of the operating expenses of each of the underlying funds.

                    PRINCIPAL LIFETIME STRATEGIC INCOME FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in underlying fixed-income funds, but also invests in underlying equity and hybrid funds according to an asset allocation strategy designed for investors seeking current income from their investment.

PERFORMANCE
The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2002"-2.42

"2003"14.43


"2004"10.52


"2005"3.28

2006 8.35

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     6.94%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -3.54%

  (ADVISORS SELECT SHARES)

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                              PAST 1 YEAR                     PAST 5 YEARS    LIFE OF FUND
 ADVISORS SIGNATURE CLASS .......................                         8.19                            6.48           5.72
 ADVISORS SELECT CLASS...........................                         8.35                            6.67           5.89
 ADVISORS PREFERRED CLASS........................                         8.47                            6.79           6.03
 SELECT CLASS....................................                         8.66                            6.99           6.23
 PREFERRED CLASS.................................                         8.86                            7.16           6.39
 S&P 500 Index* .................................                        15.79                            6.19           4.10
 Lehman Brothers Aggregate Bond Index* ..........                         4.33                            5.06           5.33
 Morningstar Conservative Allocation Category
 Average*........................................                         8.17                            5.66           4.29
 Morningstar Target-Date 2000-2014 Category
 Average* /(1)/ .................................                         8.60                            5.39           4.99
  Index performance does not reflect deductions for fees, expenses or taxes.
  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
 ///(//1//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

                          PRINCIPAL LIFETIME 2010 FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund's asset allocation will become more conservative over time.

PERFORMANCE
The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT SHARES)

"2002"-5.07

"2003"17.9


"2004"10.95


"2005"4.73

2006 11.18

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     8.50%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -5.56%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                              PAST 1 YEAR                     PAST 5 YEARS    LIFE OF FUND
 ADVISORS SIGNATURE CLASS .......................                        11.06                            7.49           6.43
 ADVISORS SELECT CLASS...........................                        11.18                            7.65           6.56
 ADVISORS PREFERRED CLASS........................                        11.36                            7.84           6.76
 SELECT CLASS....................................                        11.56                            8.02           6.95
 PREFERRED CLASS.................................                        11.68                            8.16           7.08
 S&P 500 Index* .................................                        15.79                            6.19           4.10
 Lehman Brothers Aggregate Bond Index* ..........                         4.33                            5.06           5.33
 Morningstar Conservative Allocation Category
 Average*........................................                         8.17                            5.66           4.29
 Morningstar Target-Date 2000-2014 Category
 Average* /(1)/ .................................                         8.60                            5.39           4.99
  Index performance does not reflect deductions for fees, expenses or taxes.
 The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
 ///(//1//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

                          PRINCIPAL LIFETIME 2020 FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund's asset allocation will become more conservative over time.

PERFORMANCE
The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2002"-7.68

"2003"20.62


"2004"11.5


"2005"6.82

2006 13.35

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    10.12%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -7.78%

  (ADVISORS SELECT SHARES)

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                              PAST 1 YEAR                     PAST 5 YEARS    LIFE OF FUND
 ADVISORS SIGNATURE CLASS ....................                           13.30                            8.38           7.13
 ADVISORS SELECT CLASS...........................                        13.35                            8.50           7.26
 ADVISORS PREFERRED CLASS........................                        13.62                            8.70           7.47
 SELECT CLASS....................................                        13.82                            8.90           7.66
 PREFERRED CLASS.................................                        14.03                            9.04           7.79
 S&P 500 Index* .................................                        15.79                            6.19           4.10
 Lehman Brothers Aggregate Bond Index* ..........                         4.33                            5.06           5.33
 Morningstar Moderate Allocation Category
 Average*........................................                        11.26                            6.09           4.88
 Morningstar Target-Date 2015-2029 Category
 Average* /(1)/ .................................                        12.41                            6.88           5.67
  Index performance does not reflect deductions for fees, expenses or taxes.
  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
 ///(//1//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

                          PRINCIPAL LIFETIME 2030 FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund's asset allocation will become more conservative over time.

PERFORMANCE
The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT SHARES)

"2002"-10.72

"2003"22.3


"2004"12.06


"2005"7.5

2006 14.42

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    11.35%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -10.11%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                              PAST 1 YEAR                     PAST 5 YEARS    LIFE OF FUND
 ADVISORS SIGNATURE CLASS ....................                           14.22                          8.40            6.97
 ADVISORS SELECT CLASS .......................                           14.42                          8.52            7.09
 ADVISORS PREFERRED CLASS ....................                           14.65                          8.75            7.32
 SELECT CLASS ................................                           14.74                          9.29/(1)/       7.81/(1)/
 PREFERRED CLASS.............................                            14.99                          9.06            7.63
 S&P 500 Index* .................................                        15.79                          6.19            4.10
 Lehman Brothers Aggregate Bond Index* ..........                         4.33                          5.06            5.33
 Morningstar Moderate Allocation Category
 Average*........................................                        11.26                          6.09            4.88
 Morningstar Target-Date 2030+ Category Average*
 /(//2//)/.......................................                        14.40                          7.60            5.84
  Index performance does not reflect deductions for fees, expenses or taxes.
  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
 ///(//1)/During 2003, the Select Class experienced a significant redemption of shares. Because the remaining shareholders held relatively small positions, the total returns shown in the table for 5 years and Life of Fund are greater than they would have been without the redemption.
 ///(//2//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

                          PRINCIPAL LIFETIME 2040 FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund's asset allocation will become more conservative over time.

PERFORMANCE
The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-13.25

"2003"23.76


"2004"12.24


"2005"7.96

2006 14.73

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    12.38%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -12.12%

  (ADVISORS SELECT SHARES)

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                              PAST 1 YEAR                     PAST 5 YEARS    LIFE OF FUND
 ADVISORS SIGNATURE CLASS .......................                        14.63                            8.15           7.10
 ADVISORS SELECT CLASS...........................                        14.73                            8.34           7.28
 ADVISORS PREFERRED CLASS........................                        14.94                            8.50           7.45
 SELECT CLASS....................................                        15.15                            8.67           7.63
 PREFERRED CLASS.................................                        15.33                            8.83           7.79
 S&P 500 Index* .................................                        15.79                            6.19           4.10
 Lehman Brothers Aggregate Bond Index* ..........                         4.33                            5.06           5.33
 Morningstar Moderate Allocation Category
 Average*........................................                        11.26                            6.09           4.88
 Morningstar Target-Date 2030+ Category Average*
 /(//1//)/.......................................                        14.40                            7.60           5.84
  Index performance does not reflect deductions for fees, expenses or taxes.
  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 * Lifetime results are measured from the date the Institutional shares were first sold (March 1, 2001).
 ///(//1//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

                          PRINCIPAL LIFETIME 2050 FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund's asset allocation will become more conservative over time.

PERFORMANCE
The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR

"2002"-16.31

"2003"25.55


"2004"12.38


"2005"8.56

2006 15.24

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    13.36%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -14.90%

  (ADVISORS SELECT SHARES)

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                              PAST 1 YEAR                     PAST 5 YEARS    LIFE OF FUND
 ADVISORS SIGNATURE CLASS ....................                           15.14                            7.97           6.43
 ADVISORS SELECT CLASS.......................                            15.24                            8.12           6.61
 ADVISORS PREFERRED CLASS....................                            15.53                            8.31           6.81
 SELECT CLASS................................                            15.72                            8.53           7.01
 PREFERRED CLASS.............................                            15.83                            8.64           7.13
 S&P 500 Index* .................................                        15.79                            6.19           4.10
 Lehman Brothers Aggregate Bond Index* ..........                         4.33                            5.06           5.33
 Morningstar Large Blend Category Average* ......                        14.12                            5.92           4.10
 Morningstar Target-Date 2030+ Category Average*
 /(//1//)/.......................................                        14.40                            7.60           5.84
  Index performance does not reflect deductions for fees, expenses or taxes.
  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
 ///(//1//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

FEES AND EXPENSES OF THE PRINCIPAL LIFETIME FUNDS
The following table shows the operating expenses (expressed as a percentage of average daily net assets) incurred by the Advisors Select, Advisors Preferred, Advisors Signature, Preferred and Select Class shares of the Principal LifeTime Funds during the fiscal year ended October 31, 2006. The table also shows the estimated amount of expenses (expressed as a percentage of average daily net assets) indirectly incurred by the Principal LifeTime Funds through their investments in the underlying funds based on expenses of the underlying funds for the fiscal year ended October 31, 2006.
                         ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY
                                   NET ASSETS*

                                                    ADVISORS SELECT CLASS SHARES
 -----------------------------------------------------------------------------------------------------------------------------------

                                                                 PRINCIPAL         PRINCIPAL         PRINCIPAL
                                                                  LIFETIME          LIFETIME          LIFETIME
                                                                    2010              2020              2030
  FOR THE YEAR ENDED OCTOBER 31, 2006                               FUND              FUND              FUND
 Management Fees............................................      0.1225%           0.1225%           0.1225%
 12b-1 Fees.................................................      0.3000            0.3000            0.3000
 Other Expenses * /(1)/ ....................................      0.4500            0.4500            0.4500
                                                                  ------            ------            ------
                                     TOTAL FEES AND EXPENSES      0.8725%           0.8725%           0.8725%
 Fee Reduction and/or Expense Reimbursement at
 Principal LifeTime Fund level /(//2//)/ ...................      0.0000            0.0000            0.0000
                                                                  ------            ------            ------
                                                NET EXPENSES      0.8725%           0.8725%           0.8725%
 Acquired Fund ("Underlying Fund") Operating Expenses             0.6200            0.6900            0.7000
                                                                  ------            ------            ------
                        TOTAL ANNUAL FUND OPERATING EXPENSES      1.4925%           1.5625%           1.5725%
 * Other Expenses Includes:
    Service Fee.............................................        0.25%             0.25%             0.25%
    Administrative Service Fee..............................        0.20              0.20              0.20
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
                                                    ADVISORS SELECT CLASS SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
                                                                 PRINCIPAL         PRINCIPAL          LIFETIME
                                                                  LIFETIME          LIFETIME         STRATEGIC
                                                                    2040              2050             INCOME
  FOR THE YEAR ENDED OCTOBER 31, 2006                               FUND              FUND              FUND
 Management Fees............................................      0.1225%           0.1225%           0.1225%
 12b-1 Fees.................................................      0.3000            0.3000            0.3000
 Other Expenses * /(1)/ ....................................      0.4600            0.4600            0.4600
                                                                  ------            ------            ------
                                     TOTAL FEES AND EXPENSES      0.8825%           0.8825%           0.8825%
 Fee Reduction and/or Expense Reimbursement at
 Principal LifeTime Fund level /(//2//)/ ...................      0.0100            0.0100            0.0100
                                                                  ------            ------            ------
                                                NET EXPENSES      0.8725%           0.8725%           0.8725%
 Acquired Fund ("Underlying Fund") Operating Expenses             0.7000            0.7100            0.5700
                                                                  ------            ------            ------
                        TOTAL ANNUAL FUND OPERATING EXPENSES      1.5725%           1.5825%           1.4425%
 * Other Expenses Includes:
    Service Fee.............................................        0.25%             0.25%             0.25%
    Administrative Service Fee..............................        0.20              0.20              0.20
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                   ADVISORS PREFERRED CLASS SHARES
 -----------------------------------------------------------------------------------------------------------------------------------

                                                                 PRINCIPAL         PRINCIPAL         PRINCIPAL
                                                                  LIFETIME          LIFETIME          LIFETIME
                                                                    2010              2020              2030
  FOR THE YEAR ENDED OCTOBER 31, 2006                               FUND              FUND              FUND
 Management Fees............................................      0.1225%           0.1225%           0.1225%
 12b-1 Fees.................................................      0.2500            0.2500            0.2500
 Other Expenses * /(1)/ ....................................      0.3200            0.3200            0.3200
                                                                  ------            ------            ------
                                     TOTAL FEES AND EXPENSES      0.6925%           0.6925%           0.6925%
 Fee Reduction and/or Expense Reimbursement at
 Principal LifeTime Fund level /(//2//)/ ...................      0.0000            0.0000            0.0000
                                                                  ------            ------            ------
                                                NET EXPENSES      0.6925%           0.6925%           0.6925%
 Acquired Fund ("Underlying Fund") Operating Expenses             0.6200            0.6900            0.7000
                                                                  ------            ------            ------
                        TOTAL ANNUAL FUND OPERATING EXPENSES      1.3125%           1.3825%           1.3925%
 * Other Expenses Includes:
    Service Fee.............................................        0.17%             0.17%             0.17%
    Administrative Service Fee..............................        0.15              0.15              0.15
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
                                                   ADVISORS PREFERRED CLASS SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
                                                                 PRINCIPAL         PRINCIPAL          LIFETIME
                                                                  LIFETIME          LIFETIME         STRATEGIC
                                                                    2040              2050             INCOME
  FOR THE YEAR ENDED OCTOBER 31, 2006                               FUND              FUND              FUND
 Management Fees............................................      0.1225%           0.1225%           0.1225%
 12b-1 Fees.................................................      0.2500            0.2500            0.2500
 Other Expenses * /(1)/ ....................................      0.3300            0.3300            0.3300
                                                                  ------            ------            ------
                                     TOTAL FEES AND EXPENSES      0.7025%           0.7025%           0.7025%
 Fee Reduction and/or Expense Reimbursement at
 Principal LifeTime Fund level /(//2//)/ ...................      0.0100            0.0100            0.0100
                                                                  ------            ------            ------
                                                NET EXPENSES      0.6925%           0.6925%           0.6925%
 Acquired Fund ("Underlying Fund") Operating Expenses             0.7000            0.7100            0.5700
                                                                  ------            ------            ------
                        TOTAL ANNUAL FUND OPERATING EXPENSES      1.3925%           1.4025%           1.2625%
 * Other Expenses Includes:
    Service Fee.............................................        0.17%             0.17%             0.17%
    Administrative Service Fee..............................        0.15              0.15              0.15
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                   ADVISORS SIGNATURE CLASS SHARES
 -----------------------------------------------------------------------------------------------------------------------------------

                                                                 PRINCIPAL         PRINCIPAL         PRINCIPAL
                                                                  LIFETIME          LIFETIME          LIFETIME
                                                                    2010              2020              2030
  FOR THE YEAR ENDED OCTOBER 31, 2006                               FUND              FUND              FUND
 Management Fees............................................      0.1225%           0.1225%           0.1225%
 12b-1 Fees.................................................      0.3500            0.3500            0.3500
 Other Expenses * /(1)/ ....................................      0.5300            0.5300            0.5300
                                                                  ------            ------            ------
                                     TOTAL FEES AND EXPENSES      1.0025%           1.0025%           1.0025%
 Fee Reduction and/or Expense Reimbursement at
 Principal LifeTime Fund level /(//2//)/ ...................      0.0000            0.0000            0.0000
                                                                  ------            ------            ------
                                                NET EXPENSES      1.0025%           1.0025%           1.0025%
 Acquired Fund ("Underlying Fund") Operating Expenses             0.6200            0.6900            0.7000
                                                                  ------            ------            ------
                        TOTAL ANNUAL FUND OPERATING EXPENSES      1.6225%           1.6925%           1.7025%
 * Other Expenses Includes:
    Service Fee.............................................        0.25%             0.25%             0.25%
    Administrative Service Fee..............................        0.28              0.28              0.28
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
                                                   ADVISORS SIGNATURE CLASS SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
                                                                 PRINCIPAL         PRINCIPAL          LIFETIME
                                                                  LIFETIME          LIFETIME         STRATEGIC
                                                                    2040              2050             INCOME
  FOR THE YEAR ENDED OCTOBER 31, 2006                               FUND              FUND              FUND
 Management Fees............................................      0.1225%           0.1225%           0.1225%
 12b-1 Fees.................................................      0.3500            0.3500            0.3500
 Other Expenses * /(1)/ ....................................      0.5400            0.5400            0.5400
                                                                  ------            ------            ------
                                     TOTAL FEES AND EXPENSES      1.0125%           1.0125%           1.0125%
 Fee Reduction and/or Expense Reimbursement at
 Principal LifeTime Fund level /(//2//)/ ...................      0.0100            0.0100            0.0100
                                                                  ------            ------            ------
                                                NET EXPENSES      1.0025%           1.0025%           1.0025%
 Acquired Fund ("Underlying Fund") Operating Expenses             0.7000            0.7100            0.5700
                                                                  ------            ------            ------
                        TOTAL ANNUAL FUND OPERATING EXPENSES      1.7025%           1.7125%           1.5725%
 * Other Expenses Includes:
    Service Fee.............................................        0.25%             0.25%             0.25%
    Administrative Service Fee..............................        0.28              0.28              0.28
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                       PREFERRED CLASS SHARES
 -----------------------------------------------------------------------------------------------------------------------------------

                                                                 PRINCIPAL         PRINCIPAL         PRINCIPAL
                                                                  LIFETIME          LIFETIME          LIFETIME
                                                                    2010              2020              2030
  FOR THE YEAR ENDED OCTOBER 31, 2006                               FUND              FUND              FUND
 Management Fees............................................      0.1225%           0.1225%           0.1225%
 12b-1 Fees.................................................         N/A               N/A               N/A
 Other Expenses * /(1)/ ....................................      0.2600            0.2600            0.2600
                                                                  ------            ------            ------
                                     TOTAL FEES AND EXPENSES      0.3825%           0.3825%           0.3825%
 Fee Reduction and/or Expense Reimbursement at
 Principal LifeTime Fund level /(//2//)/ ...................      0.0000            0.0000            0.0000
                                                                  ------            ------            ------
                                                NET EXPENSES      0.3825%           0.3825%           0.3825%
 Acquired Fund ("Underlying Fund") Operating Expenses             0.6200            0.6900            0.7000
                                                                  ------            ------            ------
                        TOTAL ANNUAL FUND OPERATING EXPENSES      1.0025%           1.0725%           1.0825%
 * Other Expenses Includes:
    Service Fee.............................................        0.15%             0.15%             0.15%
    Administrative Service Fee..............................        0.11              0.11              0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
                                                       PREFERRED CLASS SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
                                                                 PRINCIPAL         PRINCIPAL          LIFETIME
                                                                  LIFETIME          LIFETIME         STRATEGIC
                                                                    2040              2050             INCOME
  FOR THE YEAR ENDED OCTOBER 31, 2006                               FUND              FUND              FUND
 Management Fees............................................      0.1225%           0.1225%           0.1225%
 12b-1 Fees.................................................         N/A               N/A               N/A
 Other Expenses * /(1)/ ....................................      0.2700            0.2700            0.2700
                                                                  ------            ------            ------
                                     TOTAL FEES AND EXPENSES      0.3925%           0.3925%           0.3925%
 Fee Reduction and/or Expense Reimbursement at
 Principal LifeTime Fund level /(//2//)/ ...................      0.0100            0.0100            0.0100
                                                                  ------            ------            ------
                                                NET EXPENSES      0.3825%           0.3825%           0.3825%
 Acquired Fund ("Underlying Fund") Operating Expenses             0.7000            0.7100            0.5700
                                                                  ------            ------            ------
                        TOTAL ANNUAL FUND OPERATING EXPENSES      1.0825%           1.0925%           0.9525%
 * Other Expenses Includes:
    Service Fee.............................................        0.15%             0.15%             0.15%
    Administrative Service Fee..............................        0.11              0.11              0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                         SELECT CLASS SHARES
 -----------------------------------------------------------------------------------------------------------------------------------

                                                                 PRINCIPAL         PRINCIPAL         PRINCIPAL
                                                                  LIFETIME          LIFETIME          LIFETIME
                                                                    2010              2020              2030
  FOR THE YEAR ENDED OCTOBER 31, 2006                               FUND              FUND              FUND
 Management Fees............................................      0.1225%           0.1225%           0.1225%
 12b-1 Fees.................................................      0.1000            0.1000            0.1000
 Other Expenses/(1)/ .......................................      0.2800            0.2800            0.2800
                                                                  ------            ------            ------
                                     TOTAL FEES AND EXPENSES      0.5025%           0.5025%           0.5025%
 Fee Reduction and/or Expense Reimbursement at
 Principal LifeTime Fund level /(//2//)/ ...................      0.0000            0.0000            0.0000
                                                                  ------            ------            ------
                                                NET EXPENSES      0.5025%           0.5025%           0.5025%
 Acquired Fund ("Underlying Fund") Operating Expenses             0.6200            0.6900            0.7000
                                                                  ------            ------            ------
                        TOTAL ANNUAL FUND OPERATING EXPENSES      1.1225%           1.1925%           1.2025%
 * Other Expenses Includes:
    Service Fee.............................................        0.15%             0.15%             0.15%
    Administrative Service Fee..............................        0.13              0.13              0.13
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
                                                         SELECT CLASS SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
                                                                 PRINCIPAL         PRINCIPAL          LIFETIME
                                                                  LIFETIME          LIFETIME         STRATEGIC
                                                                    2040              2050             INCOME
  FOR THE YEAR ENDED OCTOBER 31, 2006                               FUND              FUND              FUND
 Management Fees............................................      0.1225%           0.1225%           0.1225%
 12b-1 Fees.................................................      0.1000            0.1000            0.1000
 Other Expenses/(1)/ .......................................      0.2900            0.2900            0.2900
                                                                  ------            ------            ------
                                     TOTAL FEES AND EXPENSES      0.5125%           0.5125%           0.5125%
 Fee Reduction and/or Expense Reimbursement at
 Principal LifeTime Fund level /(//2//)/ ...................      0.0100            0.0100            0.0100
                                                                  ------            ------            ------
                                                NET EXPENSES      0.5025%           0.5025%           0.5025%
 Acquired Fund ("Underlying Fund") Operating Expenses             0.7000            0.7100            0.5700
                                                                  ------            ------            ------
                        TOTAL ANNUAL FUND OPERATING EXPENSES      1.2025%           1.2125%           1.0725%
 * Other Expenses Includes:
    Service Fee.............................................        0.15%             0.15%             0.15%
    Administrative Service Fee..............................        0.13              0.13              0.13
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

EXAMPLE
The examples are intended to help you compare the cost of investing in a LifeTime Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all your shares at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses, including the operating expenses of the underlying funds, remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         ADVISORS SELECT CLASS SHARES
 ------------------------------------------------------------------------------
                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------
                                            1     3     5      10
 PRINCIPAL LIFETIME 2010
 FUND                                    $152  $471  $813  $1,779
 PRINCIPAL LIFETIME 2020
 FUND                                     159   493   850   1,856
 PRINCIPAL LIFETIME 2030
 FUND                                     160   496   855   1,867
 PRINCIPAL LIFETIME 2040
 FUND                                     160   498   859   1,877
 PRINCIPAL LIFETIME 2050
 FUND                                     161   501   865   1,888
 PRINCIPAL LIFETIME
 STRATEGIC INCOME FUND                    147   458   791   1,734

                       ADVISORS PREFERRED CLASS SHARES
 ------------------------------------------------------------------------------
                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------
                                            1     3     5      10
 PRINCIPAL LIFETIME 2010
 FUND                                    $133  $415  $718  $1,579
 PRINCIPAL LIFETIME 2020
 FUND                                     140   437   755   1,657
 PRINCIPAL LIFETIME 2030
 FUND                                     142   440   761   1,669
 PRINCIPAL LIFETIME 2040
 FUND                                     142   442   765   1,679
 PRINCIPAL LIFETIME 2050
 FUND                                     143   445   770   1,690
 PRINCIPAL LIFETIME
 STRATEGIC INCOME FUND                    128   402   696   1,533

                       ADVISORS SIGNATURE CLASS SHARES
 ------------------------------------------------------------------------------
                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------
                                            1     3     5      10
 PRINCIPAL LIFETIME 2010
 FUND                                    $165  $511  $881  $1,922
 PRINCIPAL LIFETIME 2020
 FUND                                     172   533   918   1,998
 PRINCIPAL LIFETIME 2030
 FUND                                     173   536   923   2,009
 PRINCIPAL LIFETIME 2040
 FUND                                     173   538   927   2,019
 PRINCIPAL LIFETIME 2050
 FUND                                     174   541   932   2,029
 PRINCIPAL LIFETIME
 STRATEGIC INCOME FUND                    160   498   859   1,877

                            PREFERRED CLASS SHARES
 ------------------------------------------------------------------------------
                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------
                                            1     3     5      10
 PRINCIPAL LIFETIME 2010
 FUND                                    $102  $318  $552  $1,225
 PRINCIPAL LIFETIME 2020
 FUND                                     109   340   590   1,306
 PRINCIPAL LIFETIME 2030
 FUND                                     110   343   595   1,317
 PRINCIPAL LIFETIME 2040
 FUND                                     110   346   600   1,328
 PRINCIPAL LIFETIME 2050
 FUND                                     111   349   605   1,339
 PRINCIPAL LIFETIME
 STRATEGIC INCOME FUND                     97   305   530   1,177

                             SELECT CLASS SHARES
 ------------------------------------------------------------------------------
                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------
                                            1     3     5      10
 PRINCIPAL LIFETIME 2010
 FUND                                    $114  $356  $617  $1,363
 PRINCIPAL LIFETIME 2020
 FUND                                     121   378   654   1,443
 PRINCIPAL LIFETIME 2030
 FUND                                     122   381   660   1,455
 PRINCIPAL LIFETIME 2040
 FUND                                     122   383   664   1,465
 PRINCIPAL LIFETIME 2050
 FUND                                     123   386   669   1,476
 PRINCIPAL LIFETIME
 STRATEGIC INCOME FUND                    109   342   595   1,316

STRATEGIC ASSET MANAGEMENT ("SAM") PORTFOLIOS
Principal Investors Fund provides a broad selection of investment choices, including asset allocation strategies available through the Flexible Income, Conservative Balanced, Balanced, Conservative Growth, and Strategic Growth Portfolios (each a "Portfolio," collectively the ''Portfolios''). The SAM Portfolios currently offer you the opportunity to pursue a variety of specially constructed asset allocation strategies. The Portfolios are designed for long-term investors seeking total return or long-term capital appreciation. The SAM Portfolios invest principally in Institutional Class shares of the Equity Funds and Fixed-Income Funds identified below and the Money Market Fund ("Underlying Funds"). The ''Equity Funds'' include the Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth, and Diversified International Funds. The ''Fixed-Income Funds'' include the Short-Term Income, Mortgage Securities, Income, and High Yield II Funds. Each of the SAM Portfolios may also invest in the Institutional Class shares of other equity funds or fixed-income funds of Principal Investors Fund, at the Sub-Advisor's discretion. Each of the Underlying Funds is a series of Principal Investors Fund. The Sub-Advisor for the Portfolios is Edge Asset Management, Inc. ("Edge").

MAIN STRATEGIES FOR THE PORTFOLIOS
In pursuing its investment objective, each Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the Underlying Funds described in this prospectus. The Portfolios may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each Portfolio will normally invest in the particular market segment represented by each Underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio's investments in those market segments and their corresponding Underlying Funds. Edge may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective, Edge's outlook for the economy and the financial markets, and the relative market valuations of the Underlying Funds.

In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest, without limit, directly in stock or bond index futures and options thereon and the following short-term instruments:
.. short-term securities issued by the U.S. government, its agencies, instrumentalities, authorities, or political subdivisions;
.. other short-term fixed-income securities rated A or higher by Moody's
  Investors Services, Inc. (''Moody's''), Fitch Ratings (''Fitch''), or Standard & Poor's (''S&P'') or, if unrated, of comparable quality in the opinion of Edge;
.. commercial paper, including master notes;
.. bank obligations, including negotiable certificates of deposit, time deposits, and bankers' acceptances; and
.. repurchase agreements.

At the time a Portfolio invests in any commercial paper, bank obligations, or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P or equivalent ratings by Fitch; if no such ratings are available, the investment must be of comparable quality in the opinion of Edge. In addition to purchasing shares of the Funds, a Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with Edge's current asset allocation strategy for the Portfolio. Specifically, each Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the Portfolio's total assets. A Portfolio may also use futures contracts and options for bona fide hedging purposes. Futures contracts and options may also be used to reallocate the Portfolio's assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index.

The principal investment strategies for each Portfolio are further described below in the description of each of the Portfolios, but there are some general principles Edge applies in making investment decisions. When making decisions about how to allocate a Portfolio's assets, Edge will generally consider, among other things, the following factors:

 Federal Reserve         Government budget       State and federal fiscal
 monetary policy         deficits                policies
 Consumer debt           Tax policy              Trade pacts
 Corporate profits       Demographic trends      Interest rate changes
 Governmental
 Elections               Mortgage demand         Business confidence
 Employment trends       Business spending       Geopolitical risks
                         Inflationary
 Consumer spending       pressures               Wage and payroll trends
 Currency flows          Housing trends          Investment flows
 Commodity prices        GDP growth              Import prices
                         Historical financial
 Yield spreads           market returns          Factory capacity utilization
                                                 Market capitalization relative
 Stock market volume     Inventories             values
 Capital goods
 expenditures            Investor psychology     Productivity growth
 Historical asset
 class returns           Technology trends       Asset class correlations
 Cyclical and secular    Risk/return
 economic trends         characteristics         Business activity
                                                 Performance attribution by
 Volatility analysis     Stock valuations        allocation and sector
 Consumer confidence



The discussion of each Portfolio's and Underlying Fund's principal investment strategies includes some of the principal risks of investing in such a portfolio or fund. You can find a more detailed description of these and other principal risks of an investment in each Portfolio or Underlying Fund under ''Certain Investment Strategies and Related Risks.''


MAIN RISKS
There can be no assurance that any Portfolio will achieve its investment objective. The net asset value of each Portfolio's shares is affected by changes in the value of the shares of the Underlying Funds it owns. Each Portfolio's investments are invested in the Underlying Funds and, as a result, the Portfolio's performance is directly related to their performance. A Portfolio's ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives.

Each Portfolio's broad diversification is designed to help cushion severe losses in any one investment sector and moderate the Portfolio's overall price swings. However, the Portfolio's share prices will fluctuate as the prices of the Underlying Funds rise or fall with changing market conditions.


Each Portfolio is subject to the particular risks of the Underlying Funds in the proportions in which the Portfolio invests in them. The primary risks associated with investing in the Underlying Funds are identified in this prospectus in the section entitled "SAM PORTFOLIO UNDERLYING FUNDS."


The greater the investment by each Portfolio in Underlying Funds that invest primarily in stocks, the greater the potential exposure to the following risks:

  .Equity Securities
    Risk                  . Growth Stock Risk         . Value Stock Risk
                          .Market Segment
  . Derivatives Risk        (LargeCap) Risk           . Exchange Rate Risk
  . Active Trading Risk   . Underlying Fund Risk



The greater the investment by each Portfolio in Underlying Funds that invest primarily in bonds, or other forms of fixed-income securities, the greater the potential exposure to the following risks:

                           .
                             Municipal Securities
  . Fixed-Income Risk        Risk                  . Portfolio Duration Risk
  .U.S. Government                                 .
    Securities Risk        . Prepayment Risk         High Yield Securities Risk
  .U.S. Government         .Real Estate
    Sponsored Securities     Securities Risk       .Eurodollar and Yankee
    Risk                                             Obligations Risk

The greater the investment by each Portfolio in Underlying Funds that invest in overseas investments, the greater the exposure to the following risks:

  .Foreign Securities
    Risk                   . Exchange Rate Risk      . Small Company Risk
  . Market Segment Risk    . Derivatives Risk



Each Portfolio is also subject to the following risks:



PAYMENT IN KIND LIQUIDITY RISK . Under certain circumstances, an Underlying Fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until Edge determines that it is appropriate to dispose of such securities.



CONFLICT OF INTEREST RISK . The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Portfolios serve in the same capacities for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Portfolios and the Underlying Funds. Because Edge and its affiliated companies earn different fees from the Underlying Funds in which the Portfolios invest, there may be a conflict between the interests of the Portfolios and the economic interests of Edge and its affiliates.


Edge has provided investment advice to each SAM Portfolio since its inception.

As of October 31, 2006, the Portfolios' assets were allocated among the Underlying Funds as follows:

                                  FLEXIBLE           CONSERVATIVE                             CONSERVATIVE           STRATEGIC
                                   INCOME              BALANCED            BALANCED              GROWTH               GROWTH
 UNDERLYING FUND /(1)/            PORTFOLIO           PORTFOLIO            PORTFOLIO           PORTFOLIO             PORTFOLIO
  REIT Fund                          1.07%               2.19%                3.27%               4.33%                 4.33%
  Equity Income Fund                 4.59                9.15                12.18               16.13                 17.09
  Growth & Income Fund               6.16                8.10                12.12               16.04                 17.03
  West Coast Equity Fund             1.32                4.00                 6.01                7.84                  8.88
  MidCap Stock Fund                  2.88                3.43                 5.10                6.57                  8.04
  Growth Fund                        7.35                9.93                15.87               19.66                 23.02
  SmallCap Value Fund                1.13                1.23                 2.05                2.82                  3.03
  SmallCap Growth Fund               1.08                1.13                 1.87                2.61                  2.81
  International Growth Fund                              5.40                 8.25               10.21                 11.70
  Short Term Income Fund            11.72                5.56                 0.94
  U.S. Government Securities
  Fund                              31.06               26.06                17.04                7.30
  Income Fund                       24.76               17.72                10.26                3.88
  High Yield Fund                    6.56                5.75                 4.55                2.52                  4.03
  Other Assets                       0.32                0.35                 0.49                0.09                  0.04
                       TOTAL       100.00%             100.00%              100.00%             100.00%               100.00%
 ///(1)/
  As of October 31, 2006, each of the Underlying Funds was a series of WM Group of Funds ("WMA"). Each of those WMA Underlying
  Funds has been combined into a series of Principal Investors Fund ("PIF") as follows:

         WMA ACQUIRED FUNDS                 PIF ACQUIRING FUNDS
   Equity Income Fund                 Equity Income Fund I
   Growth Fund                        LargeCap Growth Fund
   Growth & Income Fund               Disciplined LargeCap Blend Fund
   High Yield Fund                   High Yield Fund II
   Income Fund                        Income Fund
   International Growth Fund          Diversified International Fund
   Mid Cap Stock Fund                 MidCap Stock Fund
   Money Market Fund                 Money Market Fund
   REIT Fund                          Real Estate Securities Fund
   Short-Term Income Fund             Short-Term Income Fund
   Small Cap Growth Fund              SmallCap Growth Fund
   Small Cap Value Fund               SmallCap Value Fund
   U.S. Government Securities Fund    Mortgage Securities Fund
   West Coast Equity Fund             West Coast Equity Fund

OTHER COMMON RISKS . Each of the Portfolios may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options. Therefore, the Portfolios are subject to the risks associated with such investments including:

  .Fixed-Income            .U.S. Government
    Securities Risk          Securities Risk           . Derivatives Risk



HISTORICAL PERFORMANCE
A bar chart and table showing the historical investment performance of each SAM Portfolio are provided with the description of each Portfolio. The bar chart for each Portfolio shows how the Portfolio's total return has varied year-by-year, and the table for the Portfolio shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Portfolio. A Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. Each Portfolio's investment return is net of the operating expenses of each of the Underlying Funds.

                           FLEXIBLE INCOME PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide a high level of total return
          (consisting of reinvestment of income with some capital appreciation). In general, relative to the other Portfolios, the Flexible Income Portfolio should offer you the potential for a high level of income and a low level of capital growth, while exposing you to a low level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio operates as a fund of funds and invests principally in underlying Equity and Fixed-Income Funds (including the underlying Money Market Fund).

The Portfolio generally invests no more than 30% of its net assets in underlying equity funds.


The Portfolio may invest:
.. Up to 40% of its assets in each of the following underlying Fixed-Income
  Funds: Short-Term Income, Mortgage Securities, Income, High Yield II and Money Market Funds; and, subject to the limits in the prior paragraph,
.. Up to 30% of its assets in each of the following underlying Equity Funds: Real
  Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value and SmallCap Growth.

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and derivatives.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT CLASS SHARES)/(1) /

1997 10.03
1998 9.08
1999 8.47
2000 5.06
2001 4.35
2002 1.04
2003 12.08
2004 5.70
2005 2.62
2006 6.64



 LOGO

   HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q2 '03                                      6.13%
   LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q3 '02                                    -2.01%

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                               1 YEAR               5 YEARS                10 YEARS
 ADVISORS SIGNATURE CLASS .....................................          6.50                 5.41                   6.32
 ADVISORS SELECT CLASS ........................................          6.64                 5.55                   6.46
 ADVISORS PREFERRED CLASS .....................................          6.70                 5.57                   6.52
 SELECT CLASS .................................................          6.70                 5.57                   6.52
 PREFERRED CLASS ..............................................          6.70                 5.57                   6.52
 Lehman Brothers Aggregate Bond Index /(//2//)/ ...............          4.33                 5.06                   6.24
 S&P 500 Index /(//2//)/ ......................................         15.79                 6.19                   8.42
 20% S&P 500 Index and 80% Lehman Brothers Aggregate Bond Index
 /(//2//)/.....................................................          6.62                 5.44                   6.89
 Morningstar Conservative Allocation Category Average                    8.17                 5.66                   5.91
 ///(1)/
  The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund's Class A shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (fro periods prior to the date these classes began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on
  July 25, 1996. The Portfolio's performance between 1996 and 1999 benefited from the agreement of the Portfolio's previous adviser and its affiliates to limit the Portfolio's expenses.
 ///(//2//)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Portfolio's performance, see "Risk/Return Summary - Investment Results."

                        CONSERVATIVE BALANCED PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide a high level of total return
          (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio should offer you the potential for a medium to high level of income and a medium to low level of capital growth, while exposing you to a medium to low level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio operates as a fund of funds and invests principally in underlying Equity Funds and Fixed-Income Funds (including the underlying Money Market
Fund).

The Portfolio invests between 40% and 80% of its net assets in a combination of underlying Fixed-Income Funds (including the underlying Money Market Fund) and between 20% and 60% of its net assets in underlying Equity Funds.


Subject to the limits in the prior paragraph, the Portfolio may invest:
.. Up to 40% of its assets in each of the following underlying Fixed-Income
  Funds: Short-Term Income, Mortgage Securities, Income, High Yield II and Money Market Funds; and
.. Up to 30% of its assets in each of the following underlying Equity Funds: Real
  Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth and Diversified International Funds.

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and derivatives.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT CLASS SHARES) /(1)/

1997 8.12
1998 5.16
1999 1.87
2000 3.96
2001 2.21
2002 -2.99
2003 15.97
2004 7.37
2005 3.78
2006 8.60


LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                      8.00%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                    -4.84%

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                  1 YEAR              5 YEARS               10 YEARS
 ADVISORS SIGNATURE CLASS.........................................         8.46                6.24                   5.18
 ADVISORS SELECT CLASS ...........................................         8.60                6.36                   5.30
 ADVISORS PREFERRED CLASS.........................................         8.66                6.39                   5.35
 SELECT CLASS ....................................................         8.66                6.39                   5.35
 PREFERRED CLASS .................................................         8.66                6.39                   5.35
 Lehman Brothers Aggregate Bond Index /(//2//)/ ..................         4.33                5.06                   6.24
 S&P 500 Index /(//2//)/ .........................................        15.79                6.19                   8.42
 40% S&P 500 Index and 60% Lehman Brothers Aggregate Bond Index
 /(//2//)/........................................................         8.91                5.75                   7.45
 Morningstar Conservative Allocation Category Average                      8.17                5.66                   5.91
 ///(1)/
  The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund's Class A shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (fro periods prior to the date these classes began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on
  July 25, 1996. The Portfolio's performance between 1996 and 1999 benefited from the agreement of the Portfolio's previous adviser and its affiliates to limit the Portfolio's expenses.
 ///(//2//)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Portfolio's performance, see "Risk/Return Summary - Investment Results."

                               BALANCED PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide as high a level of total return
          (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio should offer you the potential for a medium level of income and a medium level of capital growth, while exposing you to a medium level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio operates as a fund of funds and invests principally in underlying Equity Funds and Fixed-Income Funds.

The Portfolio invests between at least 30% and no more than 70% of its net assets in underlying Equity Funds and at least 30% and no more than 70% of its net assets in underlying Fixed-Income funds and the Money Market Fund.


Subject to the limits in the prior paragraph, the Portfolio may invest:
.. Up to 40% of its assets in each of the following underlying Fixed-Income
  Funds: Short-Term Income, Mortgage Securities, Income, High Yield II and Money Market Funds; and
.. Up to 30% of its assets in each of the following underlying Equity Funds:
   Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCapGrowth, SmallCap Value, SmallCap Growth and Diversified International Funds.

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and derivatives.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT CLASS SHARES) /(1)/

1997 10.14
1998 15.97
1999 26.85
2000 0.17
2001 -0.53
2002 -9.45
2003 21.32
2004 9.18
2005 5.12
2006 10.23


LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '99                                     15.42%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                    -8.80%

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                               1 YEAR               5 YEARS                10 YEARS
 ADVISORS SIGNATURE CLASS......................................         10.09                 6.67                   8.28
 ADVISORS SELECT CLASS ........................................         10.23                 6.80                   8.42
 ADVISORS PREFERRED CLASS......................................         10.36                 6.87                   8.50
 SELECT CLASS..................................................         10.36                 6.87                   8.50
 PREFERRED CLASS...............................................         10.36                 6.87                   8.50
 Lehman Brothers Aggregate Bond Index /(//2//)/ ...............          4.33                 5.06                   6.24
 S&P 500 Index /(//2//)/ ......................................         15.79                 6.19                   8.42
 60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index
 /(//2//)/ ....................................................         11.20                 5.98                   7.88
 Morningstar Moderate Allocation Category Average .............         11.26                 6.09                   7.12
 ///(1)/
  The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund's Class A shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (fro periods prior to the date these classes began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on
  July 25, 1996. The Portfolio's performance between 1996 and 1999 benefited from the agreement of the Portfolio's previous adviser and its affiliates to limit the Portfolio's expenses.
 ///(//2//)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Portfolio's performance, see "Risk/Return Summary - Investment Results."

                         CONSERVATIVE GROWTH PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio should offer you the potential for a low to medium level of income and a medium to high level of capital growth, while exposing you to a medium to high level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio operates as a fund of funds and invests principally in underlying Equity Funds and Fixed-Income Funds (including the underlying Money Market
Fund).

The Portfolio generally invests at least 60% of its net assets in underlying Equity Funds.


The Portfolio may invest:
.. up to 30% of its assets in each of the following underlying Fixed-Income
  Funds: Short-Term Income, Mortgage Securities, Income, High Yield II and Money Market Funds; and, subject to the limits in the prior paragraph, may invest

.. up to 40% of its assets in each of the following underlying Equity Funds: Real
  Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth and Diversified International Funds.

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and derivatives.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT CLASS SHARES)/(1) /

1997 8.52
1998 18.66
1999 40.15
2000 -3.00
2001 -4.24
2002 -15.72
2003 26.96
2004 10.86
2005 6.18
2006 11.79


LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '99                                     22.14%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -12.70%

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                  1 YEAR              5 YEARS               10 YEARS
 ADVISORS SIGNATURE CLASS.........................................        11.64                6.94                   8.83
 ADVISORS SELECT CLASS............................................        11.79                7.08                   8.97
 ADVISORS PREFERRED CLASS.........................................        11.89                7.12                   9.04
 SELECT CLASS.....................................................        11.89                7.12                   9.04
 PREFERRED CLASS..................................................        11.89                7.12                   9.04
 Lehman Brothers Aggregate Bond Index /(//2//)/ ..................         4.33                5.06                   6.24
 S&P 500 Index /(//2//)/ .........................................        15.79                6.19                   8.42
 80% S&P 500 Index and 20% Lehman Brothers Aggregate Bond Index
 /(//2//)/........................................................        13.50                6.12                   8.21
 Morningstar Moderate Allocation Category Average ................        11.26                6.09                   7.12
 ///(1)/
  The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund's Class A shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (fro periods prior to the date these classes began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on
  July 25, 1996. The Portfolio's performance between 1996 and 1999 benefited from the agreement of the Portfolio's previous adviser and its affiliates to limit the Portfolio's expenses.
 ///(//2//)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Portfolio's performance, see "Risk/Return Summary - Investment Results."

                           STRATEGIC GROWTH PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio should offer you the potential for a high level of capital growth, and a corresponding level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio operates as a fund of funds and invests principally in underlying Equity Funds and Fixed-Income Funds (including the underlying Money Market
Fund).

The Portfolio generally invests at least 75% of its net assets in underlying Equity Funds.


The Portfolio may invest:
  . Up to 25% of its assets in each of the following underlying Fixed-Income
    Funds: Short-Term Income, Income, High Yield II and Money Market Funds; and, subject to the limits in the prior paragraph,

  . Up to 50% of its assets in each of the following underlying Equity Funds:
    Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth and Diversified International Funds.

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and derivatives.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT CLASS SHARES) /(1) /

1997 12.20
1998 22.44
1999 44.35
2000 -4.43
2001 -6.69
2002 -20.84
2003 31.27
2004 11.92
2005 6.97
2006 12.70


LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '99                                     25.21%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                   -16.73%

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIOD ENDED DECEMBER 31, 2006                          1 YEAR                 5 YEARS                  10 YEARS
 ADVISORS SIGNATURE CLASS................................          12.56                   6.89                     9.38
 ADVISORS SELECT CLASS...................................          12.70                   6.99                     9.50
 ADVISORS PREFERRED CLASS................................          12.75                   7.00                     9.55
 SELECT CLASS............................................          12.75                   7.00                     9.55
 PREFERRED CLASS.........................................          12.75                   7.00                     9.55
 Lehman Brothers Aggregate Bond Index /(//2//)/ .........           4.33                   5.06                     6.24
 S&P 500 Index /(//2//)/ ................................          15.79                   6.19                     8.42
 Russell 3000 Index /(//2//)/ ...........................          15.72                   7.17                     8.64
 Morningstar Large Blend Category Average ...............          14.12                   5.92                     7.79
 ///(1)/
  The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund's Class A shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (fro periods prior to the date these classes began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on
  July 25, 1996. The Portfolio's performance between 1996 and 1999 benefited from the agreement of the Portfolio's previous adviser and its affiliates to limit the Portfolio's expenses.
 ///(//2//)/ Index performance does not reflect deductions for fees, expenses or taxes.
  For further information about the Portfolio's performance, see "Risk/Return Summary - Investment Results."

FEES AND EXPENSES OF THE PORTFOLIOS
The following table shows the operating expenses (expressed as a percentage of average daily net assets) incurred by the Advisors Select, Advisors Preferred, Advisors Signature, Preferred and Select Class shares of the Strategic Asset Management Portfolios during the fiscal year ended October 31, 2006. The table also shows the estimated amount of expenses (expressed as a percentage of average daily net assets) indirectly incurred by the Strategic Asset Management Portfolios through their investments in the underlying funds based on expenses of the underlying funds for the fiscal year ended October 31, 2006.

                                                                ANNUAL FUND OPERATING EXPENSES
             10 YEARS                                                    (ESTIMATED)
                                                                      EXPENSES THAT ARE
                                                                  DEDUCTED FROM FUND ASSETS)
                                                                                                      ACQUIRED
                                                                                                        FUND         TOTAL
                                                                                                    ("UNDERLYING    ANNUAL
                                                                  GROSS                   NET FEES     FUND")        FUND
                                   MANAGEMENT  12B-1    OTHER    FEES AND     EXPENSE       AND       FEES AND     OPERATING
  ADVISORS SELECT CLASS SHARES        FEES     FEES   EXPENSES*  EXPENSES  REIMBURSEMENT  EXPENSE     EXPENSES     EXPENSES
 Flexible Income Portfolio           0.31%     0.30%    0.45%     1.06%        0.00%       1.06%       0.56%         1.62%
 Conservative Balanced Portfolio     0.31      0.30     0.45      1.06         0.00        1.06        0.59          1.65
 Balanced Portfolio                  0.31      0.30     0.45      1.06         0.00        1.06        0.62          1.68
 Conservative Growth Portfolio       0.31      0.30     0.45      1.06         0.00        1.06        0.66          1.72
 Strategic Growth Portfolio          0.31      0.30     0.45      1.06         0.00        1.06        0.68          1.74

 * Other Expenses Includes:
    Service Fee..................                       0.25%
    Administrative Service Fee...                       0.20

                                                                ANNUAL FUND OPERATING EXPENSES
             10 YEARS                                                    (ESTIMATED)
                                                                      EXPENSES THAT ARE
                                                                  DEDUCTED FROM FUND ASSETS)
                                                                                                      ACQUIRED
                                                                                                        FUND         TOTAL
                                                                                                    ("UNDERLYING    ANNUAL
                                                                  GROSS                   NET FEES     FUND")        FUND
                                   MANAGEMENT  12B-1    OTHER    FEES AND     EXPENSE       AND       FEES AND     OPERATING
  ADVISORS PREFERRED CLASS SHARES     FEES     FEES   EXPENSES*  EXPENSES  REIMBURSEMENT  EXPENSE     EXPENSES     EXPENSES
 Flexible Income Portfolio           0.31%     0.25%    0.32%     0.88%        0.00%       0.88%       0.56%         1.44%
 Conservative Balanced Portfolio     0.31      0.25     0.32      0.88         0.00        0.88        0.59          1.47
 Balanced Portfolio                  0.31      0.25     0.32      0.88         0.00        0.88        0.62          1.50
 Conservative Growth Portfolio       0.31      0.25     0.32      0.88         0.00        0.88        0.66          1.54
 Strategic Growth Portfolio          0.31      0.25     0.32      0.88         0.00        0.88        0.68          1.56

 * Other Expenses Includes:
    Service Fee..................                       0.17%
    Administrative Service Fee...                       0.15

                                                                ANNUAL FUND OPERATING EXPENSES
             10 YEARS                                                    (ESTIMATED)
                                                                      EXPENSES THAT ARE
                                                                  DEDUCTED FROM FUND ASSETS)
                                                                                                      ACQUIRED
                                                                                                        FUND         TOTAL
                                                                                                    ("UNDERLYING    ANNUAL
                                                                  GROSS                   NET FEES     FUND")        FUND
                                   MANAGEMENT  12B-1    OTHER    FEES AND     EXPENSE       AND       FEES AND     OPERATING
  ADVISORS SIGNATURE CLASS SHARES     FEES     FEES   EXPENSES*  EXPENSES  REIMBURSEMENT  EXPENSE     EXPENSES     EXPENSES
 Flexible Income Portfolio           0.31%     0.35%    0.53%     1.19%        0.00%       1.19%       0.56%         1.75%
 Conservative Balanced Portfolio     0.31      0.35     0.53      1.19         0.00        1.19        0.59          1.78
 Balanced Portfolio                  0.31      0.35     0.53      1.19         0.00        1.19        0.62          1.81
 Conservative Growth Portfolio       0.31      0.35     0.53      1.19         0.00        1.19        0.66          1.85
 Strategic Growth Portfolio          0.31      0.35     0.53      1.19         0.00        1.19        0.68          1.87

 * Other Expenses Includes:
    Service Fee..................                       0.25%
    Administrative Service Fee...                       0.28


                                                                ANNUAL FUND OPERATING EXPENSES
             10 YEARS                                                    (ESTIMATED)
                                                                      EXPENSES THAT ARE
                                                                  DEDUCTED FROM FUND ASSETS)
                                                                                                      ACQUIRED
                                                                                                        FUND         TOTAL
                                                                                                    ("UNDERLYING    ANNUAL
                                                                  GROSS                   NET FEES     FUND")        FUND
                                   MANAGEMENT  12B-1    OTHER    FEES AND     EXPENSE       AND       FEES AND     OPERATING
  PREFERRED CLASS SHARES              FEES     FEES   EXPENSES*  EXPENSES  REIMBURSEMENT  EXPENSE     EXPENSES     EXPENSES
 Flexible Income Portfolio           0.31%     0.00%    0.26%     0.57%        0.00%       0.57%       0.56%         1.13%
 Conservative Balanced Portfolio     0.31      0.00     0.26      0.57         0.00        0.57        0.59          1.16
 Balanced Portfolio                  0.31      0.00     0.26      0.57         0.00        0.57        0.62          1.19
 Conservative Growth Portfolio       0.31      0.00     0.26      0.57         0.00        0.57        0.66          1.23
 Strategic Growth Portfolio          0.31      0.00     0.26      0.57         0.00        0.57        0.68          1.25

 * Other Expenses Includes:
    Service Fee..................                       0.15%
    Administrative Service Fee...                       0.11


                                                                ANNUAL FUND OPERATING EXPENSES
             10 YEARS                                                    (ESTIMATED)
                                                                      EXPENSES THAT ARE
                                                                  DEDUCTED FROM FUND ASSETS)
                                                                                                      ACQUIRED
                                                                                                        FUND         TOTAL
                                                                                                    ("UNDERLYING    ANNUAL
                                                                  GROSS                   NET FEES     FUND")        FUND
                                   MANAGEMENT  12B-1    OTHER    FEES AND     EXPENSE       AND       FEES AND     OPERATING
  SELECT CLASS SHARES                 FEES     FEES   EXPENSES*  EXPENSES  REIMBURSEMENT  EXPENSE     EXPENSES     EXPENSES
 Flexible Income Portfolio           0.31%     0.10%    0.28%     0.69%        0.00%       0.69%       0.56%         1.25%
 Conservative Balanced Portfolio     0.31      0.10     0.28      0.69         0.00        0.69        0.59          1.28
 Balanced Portfolio                  0.31      0.10     0.28      0.69         0.00        0.69        0.62          1.31
 Conservative Growth Portfolio       0.31      0.10     0.28      0.69         0.00        0.69        0.66          1.35
 Strategic Growth Portfolio          0.31      0.10     0.28      0.69         0.00        0.69        0.68          1.37

 * Other Expenses Includes:
    Service Fee..................                       0.15%
    Administrative Service Fee...                       0.13

EXAMPLE
The examples below are intended to help you compare the cost of investing in the Portfolios with the costs of investing in other mutual funds. The examples assume that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold your shares at the end of the periods shown. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses, including the operating expenses of the underlying funds, remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         ADVISORS SELECT CLASS SHARES
 ------------------------------------------------------------------------------
                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------
                                            1     3     5      10
 FLEXIBLE INCOME PORTFOLIO               $165  $511  $881  $1,922
 CONSERVATIVE BALANCED
 PORTFOLIO                                168   527   910   1,987
 BALANCED PORTFOLIO                       171   530   913   1,987
 CONSERVATIVE GROWTH
 PORTFOLIO                                175   542   933   2,030
 STRATEGIC GROWTH PORTFOLIO               177   548   944   2,052

                       ADVISORS PREFERRED CLASS SHARES
 ------------------------------------------------------------------------------
                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------
                                            1     3     5      10
 FLEXIBLE INCOME PORTFOLIO               $147  $456  $787  $1,724
 CONSERVATIVE BALANCED
 PORTFOLIO                                150   465   803   1,757
 BALANCED PORTFOLIO                       153   474   818   1,791
 CONSERVATIVE GROWTH
 PORTFOLIO                                157   486   839   1,834
 STRATEGIC GROWTH PORTFOLIO               159   493   850   1,856

                       ADVISORS SIGNATURE CLASS SHARES
 ------------------------------------------------------------------------------
                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------
                                          1     3       5      10
 FLEXIBLE INCOME
 PORTFOLIO                             $178  $551  $  949  $2,062
 CONSERVATIVE BALANCED
 PORTFOLIO                              181   560     964   2,095
 BALANCED PORTFOLIO                     184   569     980   2,127
 CONSERVATIVE GROWTH
 PORTFOLIO                              188   582   1,001   2,169
 STRATEGIC GROWTH
 PORTFOLIO                              190   588   1,011   2,190

                            PREFERRED CLASS SHARES
 ------------------------------------------------------------------------------
                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------
                                            1     3     5      10
 FLEXIBLE INCOME PORTFOLIO               $115  $359  $622  $1,375
 CONSERVATIVE BALANCED
 PORTFOLIO                                118   368   638   1,409
 BALANCED PORTFOLIO                       121   378   654   1,443
 CONSERVATIVE GROWTH
 PORTFOLIO                                125   390   767   1,489
 STRATEGIC GROWTH PORTFOLIO               127   397   686   1,511

                             SELECT CLASS SHARES
 ------------------------------------------------------------------------------
                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------
                                            1     3     5      10
 FLEXIBLE INCOME PORTFOLIO               $127  $397  $686  $1,511
 CONSERVATIVE BALANCED
 PORTFOLIO                                130   406   702   1,545
 BALANCED PORTFOLIO                       133   415   718   1,579
 CONSERVATIVE GROWTH
 PORTFOLIO                                137   428   739   1,624
 STRATEGIC GROWTH PORTFOLIO               139   434   750   1,646

SAM PORTFOLIO UNDERLYING FUNDS

The investment strategies and principal risks for the Real Estate Securities, Disciplined LargeCap Blend, LargeCap Growth, SmallCap Value, SmallCap Growth, Diversified International and Money Market Funds are described in this Prospectus. The investment strategies and principal risks of the Equity Income I, West Coast Equity, MidCap Stock, Short-Term Income, Mortgage Securities, Income and High Yield II Funds are described below.



EQUITY INCOME FUND I . Among the principal risks of investing in the Equity Income Fund I are: equity securities risk, fixed-income securities risk, real estate securities risk, high yield securities risk, foreign securities risk, U.S. government securities risk, prepayment risk, value stock risk, exchange rate risk, derivatives risk, and underlying fund risk.


The Equity Income Fund I invests primarily (normally at least 80% of its net assets, plus any borrowings for investment purposes) in dividend-paying common stocks and preferred stocks. In selecting investments for the Fund, Edge looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in "value" stocks currently selling for less than Edge believes they are worth. The fund may:
  . invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. government securities and asset backed-securities;
  . invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds");
  . purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets;
  . invest up to 20% of its assets in REIT securities; and . invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

 The fund may write (sell) covered call options.



WEST COAST EQUITY FUND . Among the principal risks of investing in the West Coast Equity Fund are: equity securities risk, geographic concentration risk, real estate securities risk, foreign securities risk, exchange rate risk, derivatives risk, small company risk, high yield securities risk, and underlying fund risk.


This Fund invests primarily in common stocks of companies located or doing business in Alaska, California, Oregon and Washington.


Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in the common stocks of West Coast companies. West Coast companies include those with:

  . principal executive offices located in the region, which includes Alaska,
    California, Oregon and Washington;
  . over 50% of their work force employed in the region; or . over 50% of their sales within the region.

In selecting investments for the Fund, the Fund's Sub-Advisor, Edge, looks for equity securities that it believes are undervalued, yet well-managed, with excellent long-term growth possibilities.


The Fund may invest up to 20% of its assets in REIT securities and high yield fixed-income securities (sometimes called "junk bonds").


While no individual fund is intended as a complete investment program, this is particularly true of this Fund which could be adversely impacted by economic trends within this four state area.



MIDCAP STOCK FUND . Among the principal risks of investing in the MidCap Stock Fund are: equity securities risk, fixed-income securities risk, real estate securities risk, small company risk, foreign securities risk, prepayment risk, market segment (mid cap) risk, exchange rate risk, derivatives risk, and underlying fund risk.

The fund generally invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with market capitalizations at the time of purchase in the range represented by companies included in the S&P Mid Cap 400 ($522 million and $10.6 billion as of December 31, 2006).


In selecting investments for the Fund, the Fund's Sub-Advisor, Edge, looks for equity investments in companies that have solid management, a competitive advantage and the resources to maintain superior cash flow and profitability over the long run. In determining whether securities should be sold, Edge considers factors such as high valuations relative to other investment opportunities and deteriorating short- or long-term business fundamentals or future growth prospects. The fund will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the S&P Mid Cap 400.


The Fund may also
  . invest up to 20% of its assets in REIT securities;
  . invest in fixed-income securities of any maturity, including mortgage-backed securities;
  . invest up to 20% of its assets in high yield fixed-income securities
    (commonly known as "junk bonds");
  . purchase and sell U.S. government securities and collateralized mortgage obligations on a "when-issued" or "delayed delivery" basis in an aggregate of up to 20% of the market value of its total assets; and
  . invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.


SHORT-TERM INCOME FUND . Among the principal risks of investing in the Short-Term Income Fund are: fixed-income securities risk, U.S. government securities risk, portfolio duration risk, U.S. government sponsored securities risk, real estate securities risk, prepayment risk, investment company securities risk, foreign securities risk, exchange rate risk, derivatives risk, and underlying fund risk.


The Fund invests substantially all of its assets in fixed-income securities that, at the time of purchase, are rated in one of the top four rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or, if unrated, are judged to be of comparable quality by the Fund's Sub-Advisor, Edge. All fixed-income securities purchased by the Fund will be investment-grade at the time of purchase.


The Fund maintains a weighted average duration of three years or less and a weighted average maturity of five years or less. Duration measures the sensitivity of a bond's price to changes in the general level of interest rates. The duration of a fixed-income security is the weighted average term to maturity of the present value of future cash flows, including interest and principal payments.


The Fund may invest in securities issued or guaranteed by domestic and foreign governments and government agencies and instrumentalities and in high-grade corporate fixed-income securities, such as bonds, debentures, notes, equipment lease and trust certificates, mortgage-backed securities, and collateralized mortgage obligations. The Fund may invest in fixed-income securities issued by REITs.


The Fund may also:
  . invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated fixed-income securities issued by foreign issuers and foreign branches of U.S. banks;
  . invest up to 5% of its assets in preferred stock;
  . invest in certain illiquid investments, such as privately placed securities, including restricted securities;
  . invest up to 10% of its assets in securities of unaffiliated mutual funds;
  . borrow money or enter into reverse repurchase agreements or dollar roll transactions in the aggregate of up to 33 1/3% of its total assets; and . invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.


MORTGAGE SECURITIES FUND . Among the principal risks of investing in the Mortgage Securities Fund are: U.S. government securities risk, U.S. government sponsored securities risk, portfolio duration risk, prepayment risk, derivatives risk, and underlying fund risk.

Edge is the Fund's Sub-Advisor. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in mortgage-backed securities, including collateralized mortgage obligations, and in other obligations that are secured by mortgages or mortgage-backed securities, including repurchase agreements. The Fund may also invest in U.S. government securities. Certain issuers of U.S. government securities are sponsored or chartered by Congress but their securities are neither issued or guaranteed by the U.S. Treasury.INCOME FUND . Among the principal risks of investing in the Income Fund are: fixed-income securities risk, real estate securities risk, prepayment risk, foreign securities risk, U.S. government securities risk, U.S. government sponsored securities risk, high yield securities risk, exchange rate risk, derivatives risk, and underlying fund risk.


Edge is the Fund's Sub-Advisor. The Fund invests primarily in diversified pools of fixed-income securities, including corporate securities, U.S. Government securities and mortgage-backed securities (including collateralized mortgage obligations), up to 35% of which may be in non-investment grade fixed-income securities (sometimes called "junk bonds").


The Fund invests most of its assets in:
  . fixed-income and convertible securities;
  . U.S. government securities, including mortgage-backed securities issued by the Government National Mortgage Association ("GNMA"), FNMA and FHLMC or similar government agencies or government-sponsored entities;
  . commercial mortgage-backed securities;
  . obligations of U.S. banks that belong to the Federal Reserve System;
  . preferred stocks and convertible preferred stocks;
  . the highest grade commercial paper as rated by S&P, Fitch or Moody's; and . deposits in U.S. banks.

The Fund may also:
  . invest in securities denominated in foreign currencies and receive interest, dividends and sale proceeds in foreign currencies;
  . engage in foreign currency exchange transactions for hedging or non-hedging purposes and purchase and sell currencies on a spot (i.e. cash) basis, enter into forward contracts to purchase or sell foreign currencies at a future date and buy and sell foreign currency futures contracts;
  . borrow up to 5% of its total net assets for emergency, non-investment purposes and enter into dollar roll transactions limited in the aggregate to no more than 25% of its total net assets;
  . purchase securities of issuers that deal in real estate or interests in real estate acquired through the exercise of its rights as a holder of fixed-income securities secured by real estate or interests therein;
  . purchase and sell interest rate futures and options; and . invest up to 35% of its assets in high yield fixed-income securities
    (sometimes called "junk bonds").


HIGH YIELD FUND II . Among the principal risks of investing in the High Yield Fund II are: fixed-income securities risk, high yield securities risk, equity securities risk, real estate securities risk, foreign securities risk, derivatives risk, emerging markets risk, exchange rate risk, small company risk, and underlying fund risk.


The Fund invests primarily in high-yield, high-risk non-investment-grade fixed-income securities (sometimes called "junk bonds"), which may include foreign investments.


The Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed-income securities (including convertible securities and preferred stocks) rated lower than BBB by S&P or Fitch or rated lower than Baa by Moody's or of equivalent quality as determined by the Fund's Sub-Advisor, Edge.


The remainder of the Fund's assets may be invested in any other securities Edge believes are consistent with the Fund's objective, including higher rated fixed-income securities, REIT securities, common stocks, preferred stocks and convertible securities. The Fund may also invest in securities of foreign issuers, including those located in developing or emerging countries and engage in hedging strategies involving options.

REAL ESTATE FUND


REAL ESTATE SECURITIES FUND

SUB-ADVISOR(S): Principal Real Estate Investors, LLC ("Principal - REI")

OBJECTIVE: The Fund seeks to generate a total return.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and can accept the potential for volatile fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Fund may invest in smaller capitalization companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.
In selecting securities for the Fund, the Sub-Advisor, Principal - REI, focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies. The Fund is "non-diversified," which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.

Among the principal risks of investing in the Fund are:

  .Equity Securities
    Risk                   . Derivatives Risk       . Small Company Risk
  .Foreign Securities                               .Real Estate Securities
    Risk                   . Exchange Rate Risk       Risk
  . Sector Risk            . Underlying Fund Risk   . Active Trading Risk
                           .Non-Diversification
  . Prepayment Risk          Risk

Principal-REI has been the Fund's Sub-Advisor since December 6, 2000.


The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT CLASS SHARES)

"2001"7.49

"2002"7.05


"2003"37.35


"2004"33.08


"2005"14.8

2006 35.46

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '04                                    17.31%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '04
  -7.48%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006              PAST 1 YEAR                         PAST 5 YEARS                LIFE OF FUND
 ADVISORS SIGNATURE CLASS ...............
                                                         35.28                                24.91                      22.20
 ADVISORS SELECT CLASS...................
 ADVISORS PREFERRED CLASS...............                 35.76                                25.30                      22.58
 SELECT CLASS...........................
 PREFERRED CLASS........................                 36.16                                25.54                      22.82
 MSCI US REIT Index* ....................                35.92                                23.22                      21.42
 Morningstar Specialty - Real Estate
 Category Average*.......................                33.61                                22.98                      20.90
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                       ADVISORS             ADVISORS            ADVISORS
                                                       SIGNATURE             SELECT             PREFERRED            SELECT
  FOR THE YEAR ENDED OCTOBER 31, 2006                    CLASS               CLASS                CLASS              CLASS
 Management Fees................................         0.84%               0.84%                0.84%              0.84%
 12b-1 Fees.....................................         0.35                0.30                 0.25               0.10
 Other Expenses /(1)/ ..........................         0.54                0.46                 0.33               0.29
                                                         ----                ----                 ----               ----
            TOTAL ANNUAL FUND OPERATING EXPENSES         1.73%               1.60%                1.42%              1.23%
 * Other Expenses Includes:
    Service Fee.................................         0.25%               0.25%                0.17%              0.15%
    Administrative Service Fee..................         0.28                0.20                 0.15               0.13
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.

                                                        PREFERRED
  FOR THE YEAR ENDED OCTOBER 31, 2006                     CLASS
 Management Fees................................          0.84%
 12b-1 Fees.....................................           N/A
 Other Expenses /(1)/ ..........................          0.27
                                                          ----
            TOTAL ANNUAL FUND OPERATING EXPENSES          1.11%
 * Other Expenses Includes:
    Service Fee.................................          0.15%
    Administrative Service Fee..................          0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                         $176  $545  $939  $2,041
 ADVISORS SELECT CLASS                                                                             163   505   871   1,900
 ADVISORS PREFERRED CLASS                                                                          145   449   776   1,702
 SELECT CLASS                                                                                      125   390   676   1,489
 PREFERRED CLASS                                                                                   113   353   612   1,352

INTERNATIONAL STOCK FUNDS


DIVERSIFIED INTERNATIONAL FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

MAIN STRATEGIES AND RISKS
The Fund invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Fund invests in securities of companies: with their principal place of business or principal office outside the U.S.; companies for which the principal securities trading market is outside the U.S.; and companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S. Primary consideration is given to securities of corporations of Western Europe, Canada, Australia, New Zealand, and the Pacific Islands. Changes in investments are made as prospects change for particular countries, industries or companies. The Fund may invest in smaller capitalization companies.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Fund intends to have at least 80% of its net assets (plus any borrowings for investment purposes) invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.


The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


In choosing investments for the fund, PGI pays particular attention to the long-term earnings prospects of the various companies under consideration. PGI then weighs those prospects relative to the price of the security.


The Fund may actively trade securities in an attempt to achieve its investment objective. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

Among the principal risks of investing in the Fund are:

  .Equity Securities
    Risk                   . Derivatives Risk        . Market Segment Risk
  .Foreign Securities
    Risk                   . Exchange Rate Risk      . Active Trading Risk
  . Small Company Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT SHARES)

"2001"-24.95

"2002"-17.13


"2003"33.09


"2004"19.37


"2005"23.02

2006 27.01

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '03                                    17.34%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -18.87%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31,                  PAST 1 YEAR                          PAST 5 YEARS                LIFE OF FUND
  2006
 ADVISORS SIGNATURE CLASS .............
                                                        26.67                                15.37                        7.93
 ADVISORS SELECT CLASS................                  27.01                                15.52                        8.06
 ADVISORS PREFERRED CLASS.............                  27.06                                15.72                        8.26
 SELECT CLASS.........................                  27.23                                16.15                        8.63
 PREFERRED CLASS......................                  27.48                                16.15                        8.62
 Citigroup BMI Global ex-US Index/ /* .                 27.28                                18.08                       10.90
 Morningstar Foreign Large Blend
 Category Average*.....................                 24.80                                13.19                        6.61
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS

                                                        ADVISORS             ADVISORS            ADVISORS
                                                        SIGNATURE             SELECT             PREFERRED            SELECT
  FOR THE PERIOD ENDED OCTOBER 31, 2006                   CLASS               CLASS                CLASS              CLASS
 Management Fees.................................         0.90%               0.90%                0.90%              0.90%
 12b-1 Fees......................................         0.35                0.30                 0.25               0.10
 Other Expenses* /(1)/ ..........................         0.59                0.51                 0.38               0.34
                                                          ----                ----                 ----               ----
             TOTAL ANNUAL FUND OPERATING EXPENSES         1.84%               1.71%                1.53%              1.34%
 Expense Reimbursement /(2)/ ....................         0.06                0.06                 0.06               0.06
                                                          ----                ----                 ----               ----
                                     NET EXPENSES         1.78%               1.65%                1.47%              1.28%
 * Other Expenses Includes:
    Service Fee..................................         0.25%               0.25%                0.17%              0.15%
    Administrative Service Fee...................         0.28                0.20                 0.15               0.13
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                         PREFERRED
  FOR THE PERIOD ENDED OCTOBER 31, 2006                    CLASS
 Management Fees.................................          0.90%
 12b-1 Fees......................................           N/A
 Other Expenses* /(1)/ ..........................          0.32
                                                           ----
             TOTAL ANNUAL FUND OPERATING EXPENSES          1.22%
 Expense Reimbursement /(2)/ ....................          0.06
                                                           ----
                                     NET EXPENSES          1.16%
 * Other Expenses Includes:
    Service Fee..................................          0.15%
    Administrative Service Fee...................          0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

  a Percentage of Average Daily Net Assets

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                          $181  $566  $977  $2,124
 ADVISORS SELECT CLASS                                                                              168   532   922   2,014
 ADVISORS PREFERRED CLASS                                                                           150   476   828   1,818
 SELECT CLASS                                                                                       130   396   706   1,585
 PREFERRED CLASS                                                                                    118   380   664   1,471

INTERNATIONAL EMERGING MARKETS FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

MAIN STRATEGIES AND RISKS
The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. Under normal conditions, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) are invested in emerging market country equity securities. For this Fund, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. PGI focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Fund invests in securities of:
.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

The Fund may invest assets in smaller or mid capitalization companies. PGI defines a smaller capitalization company as having a market capitalization between approximately $39 million and $3.1 billion. PGI defines a mid capitalization company as having a market capitalization between approximately $1.2 billion and $20.3 billion.

The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may actively trade securities in an attempt to achieve its investment objective.

Among the principal risks of investing in the Fund are:

  . Equity Securities Risk   . Derivatives Risk       . Small Company Risk
  .
    Foreign Securities Risk  . Exchange Rate Risk     . Active Trading Risk
  .Market Segment
    (SmallCap and MidCap)    . Emerging Market Risk   . Underlying Fund Risk
    Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.

The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT SHARES)

"2001"-4.06

"2002"-7.59


"2003"55.86


"2004"24.93


"2005"34.91

2006 36.29

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                    26.64%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '01
  -23.87%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                 PAST 1 YEAR                       PAST 5 YEARS               LIFE OF FUND
 ADVISORS SIGNATURE CLASS ...................               36.09                              26.88                     20.57
 ADVISORS SELECT CLASS.......................               36.29                              27.04                     20.75
 ADVISORS PREFERRED CLASS....................               36.52                              27.29                     20.96
 SELECT CLASS................................               36.81                              27.53                     21.21
 PREFERRED CLASS.............................               36.94                              27.65                     21.29
 MSCI Emerging Markets Free Index - NDTR*....               32.17                              26.59                     21.11
 Morningstar Diversified Emerging Markets
 Category Average*...........................               32.36                              25.98                     20.58
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                          ADVISORS             ADVISORS              ADVISORS
                                                         SIGNATURE              SELECT              PREFERRED
  FOR THE PERIOD ENDED OCTOBER 31, 2006                    CLASS                 CLASS                CLASS
 Management Fees /(1)/ ...........................         1.20%                 1.20%                1.20%
 12b-1 Fees.......................................         0.35                  0.30                 0.25
 Other Expenses* /(//2//)/ .......................         0.68                  0.60                 0.47
                                                           ----                  ----                 ----
              TOTAL ANNUAL FUND OPERATING EXPENSES         2.23%                 2.10%                1.92%
 Expense Reimbursement /(//3//)/ .................         0.15                  0.15                 0.15
                                                           ----                  ----                 ----
                                      NET EXPENSES         2.08%                 1.95%                1.77%
 * Other Expenses Includes:
    Service Fee...................................         0.25%                 0.25%                0.17%
    Administrative Service Fee....................         0.28                  0.20                 0.15
 ///(//1//)/
  Expense information has been restated to reflect current fees. The Fund's management fees have been decreased effective October 1,
  2006.
 ///(//2//)/
  Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                         SELECT              PREFERRED
  FOR THE PERIOD ENDED OCTOBER 31, 2006                   CLASS                CLASS
 Management Fees /(1)/ ...........................        1.20%                1.20%
 12b-1 Fees.......................................        0.10                  N/A
 Other Expenses* /(//2//)/ .......................        0.58                 0.41
                                                          ----                 ----
              TOTAL ANNUAL FUND OPERATING EXPENSES        1.88%                1.61%
 Expense Reimbursement /(//3//)/ .................        0.15                 0.15
                                                          ----                 ----
                                      NET EXPENSES        1.73%                1.46%
 * Other Expenses Includes:
    Service Fee...................................        0.15%                0.15%
    Administrative Service Fee....................        0.13                 0.11
 ///(//1//)/
  Expense information has been restated to reflect current fees. The Fund's management fees have been decreased effective October 1,
  2006.
 ///(//2//)/
  Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(//3//)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLES
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                         $211  $683  $1,181  $2,553
 ADVISORS SELECT CLASS                                                                             198   643   1,115   2,419
 ADVISORS PREFERRED CLASS                                                                          180   589   1,023   2,231
 SELECT CLASS                                                                                      161   530     925   2,029
 PREFERRED CLASS                                                                                   149   493     862   1,898

INTERNATIONAL GROWTH FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

MAIN STRATEGIES AND RISKS
The Fund invests in common stocks and other securities of companies domiciled in any of the nations of the world. The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. It purchases securities of:
.. companies with their principal place of business or principal offices outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made outside the U.S.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


Among the principal risks of investing in the Fund are:

  .Equity Securities
    Risk                   . Derivatives Risk        . Market Segment Risk
  .Foreign Securities
    Risk                   . Exchange Rate Risk      . Underlying Fund Risk
  . Small Company Risk     . Growth Stock Risk

PGI became the Fund's Sub-Advisor on November 1, 2002.

The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT SHARES)

"2001"-21.75

"2002"-16.84


"2003"37.85


"2004"21.83


"2005"21.41

2006 23.42

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    18.14%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -21.59%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31,                  PAST 1 YEAR                          PAST 5 YEARS                LIFE OF FUND
  2006
 ADVISORS SIGNATURE CLASS .............
                                                        23.24                                15.79                       8.29
 ADVISORS SELECT CLASS................                  23.42                                15.92                       8.40
 ADVISORS PREFERRED CLASS.............                  23.60                                16.95                       9.24
 SELECT CLASS.........................                  23.85                                16.41                       8.84
 PREFERRED CLASS......................                  24.01                                16.58                       8.97
 CITI World Ex-US BMI Growth Index* ...                 23.69                                14.72                       6.78
 Morningstar Foreign Large Growth
 Category Average*.....................                 23.78                                12.54                       5.70
  Index performance does not reflect deductions for fees, expenses or taxes.
 The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                        ADVISORS             ADVISORS            ADVISORS
                                                        SIGNATURE             SELECT             PREFERRED            SELECT
  FOR THE PERIOD ENDED OCTOBER 31, 2006                   CLASS               CLASS                CLASS              CLASS
 Management Fees.................................         0.99%               0.99%                0.99%              0.99%
 12b-1 Fees......................................         0.35                0.30                 0.25               0.10
 Other Expenses* /(1)/ ..........................         0.56                0.48                 0.35               0.35
                                                          ----                ----                 ----               ----
             TOTAL ASSETS FUND OPERATING EXPENSES         1.90%               1.77%                1.59%              1.44%
 Expense Reimbursement /(2)/ ....................         0.03                0.03                 0.03               0.03
                                                          ----                ----                 ----               ----
                                     NET EXPENSES         1.87%               1.74%                1.56%              1.41%
 * Other Expenses Includes:
    Service Fee .................................         0.25%               0.25%                0.17%              0.15%
    Administrative Service Fee...................         0.28                0.20                 0.15               0.13
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                         PREFERRED
  FOR THE PERIOD ENDED OCTOBER 31, 2006                    CLASS
 Management Fees.................................          0.99%
 12b-1 Fees......................................           N/A
 Other Expenses* /(1)/ ..........................          0.29
                                                           ----
             TOTAL ASSETS FUND OPERATING EXPENSES          1.28%
 Expense Reimbursement /(2)/ ....................          0.03
                                                           ----
                                     NET EXPENSES          1.25%
 * Other Expenses Includes:
    Service Fee .................................          0.15%
    Administrative Service Fee...................          0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                         $190  $594  $1,024  $2,220
 ADVISORS SELECT CLASS                                                                             177   554     956   2,081
 ADVISORS PREFERRED CLASS                                                                          159   499     863   1,887
 SELECT CLASS                                                                                      139   440     763   1,677
 PREFERRED CLASS                                                                                   127   403     699   1,543

PARTNERS GLOBAL EQUITY FUND

SUB-ADVISOR(S): J.P. Morgan Investment Management, Inc. ("Morgan")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking growth of capital who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

MAIN STRATEGIES AND RISKS
The Fund invests, under normal circumstances, at least 80% of the value of its assets in equity securities. The Fund invests in a diversified portfolio of equity securities of companies located or operating in developed countries and emerging markets of the world. The equity securities will ordinarily be traded on a recognized foreign securities exchange or traded in a foreign over-the-counter market in the country where the issuer is principally based, but may also be traded in other countries including the United States.

The Sub-Advisor, Morgan, selects companies on the basis of fundamental, thematic and quantitative analysis. The analysis is performed by:
.. the locally based regional specialists who provide local market insights, including an assessment of:
  . Business characteristics: recurring demand for product and identifiable competitive advantage;
  . Financial characteristics: cash flow generation and improving returns on capital;
  . Management factors: focus on shareholder return and long-term strategic planning; and
  . Valuation: earnings and return based.
.. the global sector specialists who provide global industry insights and build upon the local market analysis by seeking to determine which are the best stock ideas in each industry globally; and
.. the portfolio construction team which captures the analysis done by the local and global teams and constructs a portfolio.

The Sub-Advisor may sell a stock for the following reasons:
.. the global sector specialist downgrades a company (e.g. relative outperformance leads to a less attractive valuation); or .. portfolio construction issues in terms of stock, sector or country weightings.

Among the principal risks of investing in the Fund are:

  . Small Company Risk       . Derivatives Risk       . Emerging Markets Risk
  .
    Foreign Securities Risk  . Exchange Rate Risk     . MidCap Stock Risk
  .Market Segment
    (SmallCap and MidCap)
    Risk

Morgan has been the Fund's Sub-Advisor since March 1, 2005.

The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT CLASS SHARES)

2006 15.57


LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '06                                      7.61%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '06                                     -1.88%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                                      PAST 1 YEAR              LIFE OF FUND
 ADVISORS SIGNATURE CLASS ........... ................                                           15.35                    13.34
 ADVISORS SELECT CLASS .............. ................                                           15.57                    13.69
 ADVISORS PREFERRED CLASS ........... ................                                           15.70                    13.68
 SELECT CLASS ....................... ................                                           15.93                    13.86
 PREFERRED CLASS .................... ................                                           15.98                    13.96
 MSCI World Index - ND* ..........................................................               20.07                    15.56
 Morningstar World Stock Category Average* .......................................               19.52                    16.48
  Index performance does not reflect deductions for fees, expenses or taxes.
   The classes began operations March 1, 2005.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (March 1, 2005).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                        ADVISORS             ADVISORS            ADVISORS
                                                        SIGNATURE             SELECT             PREFERRED            SELECT
  FOR THE PERIOD ENDED OCTOBER 31, 2006                   CLASS               CLASS                CLASS              CLASS
 Management Fees.................................         0.95%               0.95%                0.95%              0.95%
 12b-1 Fees......................................         0.35                0.30                 0.25               0.10
 Other Expenses* /(1)/ ..........................         0.68                0.60                 0.47               0.59
                                                          ----                ----                 ----               ----
             TOTAL ANNUAL FUND OPERATING EXPENSES         1.98%               1.85%                1.67%              1.64%
 Expense Reimbursement /(2)/ ....................         0.15                0.15                 0.15               0.15
                                                          ----                ----                 ----               ----
                                     NET EXPENSES         1.83%               1.70%                1.52%              1.49%
 * Other Expenses Includes:
    Service Fee..................................         0.25%               0.25%                0.17%              0.15%
    Administrative Service Fee...................         0.28                0.20                 0.15               0.13
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                         PREFERRED
  FOR THE PERIOD ENDED OCTOBER 31, 2006                    CLASS
 Management Fees.................................          0.95%
 12b-1 Fees......................................           N/A
 Other Expenses* /(1)/ ..........................          0.41
                                                           ----
             TOTAL ANNUAL FUND OPERATING EXPENSES          1.36%
 Expense Reimbursement /(2)/ ....................          0.15
                                                           ----
                                     NET EXPENSES          1.21%
 * Other Expenses Includes:
    Service Fee..................................          0.15%
    Administrative Service Fee...................          0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                         $186  $607  $1,054  $2,294
 ADVISORS SELECT CLASS                                                                             173   567     987   2,157
 ADVISORS PREFERRED CLASS                                                                          155   512     893   1,964
 SELECT CLASS                                                                                      135   453     794   1,756
 PREFERRED CLASS                                                                                   123   416     730   1,622

PARTNERS INTERNATIONAL FUND

SUB-ADVISOR(S): Pyramis Global Advisors, LLC (formerly known as Fidelity
          Management & Research Company) ("Pyramis")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

MAIN STRATEGIES AND RISKS
The Sub-Advisor, Pyramis, normally invests the Fund's assets primarily in non-U.S. securities. Pyramis normally invests the Fund's assets primarily in common stocks. Pyramis normally diversifies the Fund's investments across different countries and regions. In allocating the investments across countries and regions, Pyramis will consider the size of the market in each country and region relative to the size of the international market as a whole.

In buying and selling securities for the Fund, Pyramis relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Fund, Pyramis invests for the long term and selects those securities it believes offer strong opportunities for long-term growth of capital and are attractively valued.


Pyramis may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If Pyramis's strategies do not work as intended, the Fund may not achieve its objective.


Among the principal risks of investing in the Fund are:

  . Small Company Risk       . Derivatives Risk       . Underlying Fund Risk
  .
    Foreign Securities Risk  . Exchange Rate Risk     . MidCap Stock Risk
  .Market Segment
    (SmallCap and MidCap)
    Risk

Pyramis has been the Fund's Sub-Advisor since December 29, 2003.

The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (ADVISORS SELECT CLASS SHARES)

"2004"19.64

"2005"12.80

2006 25.58



LOGO

 The share class shown in the bar chart above has been changed to Advisors
 Select Class shares to facilitate comparison of funds in this prospectus.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '04                                     14.43%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '05
  -0.59%

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIOD ENDED DECEMBER 31, 2006                                             PAST 1 YEAR                      LIFE OF FUND
 ADVISORS SIGNATURE CLASS .............................                                 25.51                            19.23
 ADVISORS SELECT CLASS................................                                  25.58                            19.34
 ADVISORS PREFERRED CLASS.............................                                  25.88                            19.54
 SELECT CLASS.........................................                                  26.14                            19.80
 PREFERRED CLASS......................................                                  26.21                            19.89
 MSCI EAFE (Europe, Australia, Far East) Index - ND* ............                       26.34                            19.93
 Morningstar Foreign Large Blend Category Average* ..............                       24.80                            18.97
  Index performance does not reflect deductions for fees, expenses or taxes.
 The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which these classes began operations, their returns are based on the performance of the Fund's
  Institutional Class shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance
  (for the periods prior to the date these classes began operations) that is no higher than the historical performance of the
  Institutional Class shares.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2003).
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                        ADVISORS             ADVISORS            ADVISORS
                                                        SIGNATURE             SELECT             PREFERRED            SELECT
  FOR THE PERIOD ENDED OCTOBER 31, 2006                   CLASS               CLASS                CLASS              CLASS
 Management Fees.................................         1.09%               1.09%                1.09%              1.09%
 12b-1 Fees......................................         0.35                0.30                 0.25               0.10
 Other Expenses* /(1)/ ..........................         0.57                0.49                 0.36               0.37
                                                          ----                ----                 ----               ----
             TOTAL ANNUAL FUND OPERATING EXPENSES         2.01%               1.88%                1.70%              1.55%
 Expense Reimbursement /(2)/ ....................         0.04                0.04                 0.04               0.04
                                                          ----                ----                 ----               ----
                                     NET EXPENSES         1.97%               1.84%                1.66%              1.51%
 * Other Expenses Includes:
    Service Fee..................................         0.25%               0.25%                0.17%              0.15%
    Administrative Service Fee...................         0.28                0.20                 0.15               0.13
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

                                                         PREFERRED
  FOR THE PERIOD ENDED OCTOBER 31, 2006                    CLASS
 Management Fees.................................          1.09%
 12b-1 Fees......................................           N/A
 Other Expenses* /(1)/ ..........................          0.30
                                                           ----
             TOTAL ANNUAL FUND OPERATING EXPENSES          1.39%
 Expense Reimbursement /(2)/ ....................          0.04
                                                           ----
                                     NET EXPENSES          1.35%
 * Other Expenses Includes:
    Service Fee..................................          0.15%
    Administrative Service Fee...................          0.11
 ///(1)/Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.
 ///(2)/
  Principal has contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the
  Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                         $200  $627  $1,079  $2,334
 ADVISORS SELECT CLASS                                                                             187   587   1,012   2,198
 ADVISORS PREFERRED CLASS                                                                          169   532     919   2,005
 SELECT CLASS                                                                                      150   473     820   1,798
 PREFERRED CLASS                                                                                   137   436     757   1,665

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Funds are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Funds purchased with reinvested dividends or other distributions. The Funds do not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

Each Principal LifeTime Fund, as a shareholder in the underlying funds, bears its pro rata share of the management fees incurred by each underlying fund. The investment return of each Principal LifeTime Fund is net of the underlying funds' management fee.


Each Fund pays ongoing fees to Principal and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, Principal has agreed to provide investment advisory services and corporate administrative services to the Funds.
.. Distribution Fee - Each of the Funds has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Advisors Select, Advisors Signature, Advisors Preferred, and Select classes of each
  Fund pay a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Over time, these fees may exceed other types of sales charges.
.. Service Fee - Principal has entered into a Services Agreement with the Fund under which Principal performs personal services for shareholders.
.. Administrative Service Fee - Principal has entered into an Administrative
  Services Agreement with the Fund under which Principal provides transfer agent and corporate administrative services to the Fund. In addition, Principal has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.

DISTRIBUTION PLANS AND ADDITIONAL INFORMATION REGARDING INTERMEDIARY
COMPENSATION


Each of the Funds has adopted a 12b-1 Plan for the Advisors Preferred, Advisors Select, Select, and Advisors Signature Class shares of the Fund. Under the 12b-1 Plans, each Fund will make payments from its assets attributable to the particular share class to the Fund's Distributor for distribution-related expenses and for providing services to shareholders of that share class. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.


The Distributor for all of the share classes of Principal Investors Fund described in this prospectus is Princor Financial Services Corporation, a wholly owned subsidiary of PFG. The term "Distributor" as used in this section refers to Princor Financial Services Corporation.


The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the above classes of the Funds are set forth below:

    SHARE CLASS       MAXIMUM ANNUALIZED RULE 12B-1 FEE
    -----------       ---------------------------------
 Advisors Preferred                 0.25%
 Advisors Select                    0.30%
 Advisors Signature                 0.35%
 Select                             0.10%

PAYMENTS TO INVESTMENT REPRESENTATIVES AND THEIR FIRMS . Financial intermediaries market and sell shares of the Funds. These financial intermediaries receive compensation from the Distributor and its affiliates for selling shares of the Funds and/or providing services to the Funds' shareholders. Financial intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Investment Representatives who deal with investors are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 Plan fee that the shareholder or the Funds pay to the Distributor. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.


OTHER PAYMENTS TO INTERMEDIARIES. . In addition to the commissions paid at the time of sale, ongoing payments, and the reimbursement of costs associated with education, training and marketing efforts, conferences, seminars, due diligence trip expenses, ticket charges, and other general marketing expenses, some or all of which will, in most cases, be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell shares of the Funds for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed (a) 0.25% of the current year's sales of Fund shares by that financial intermediary and/or (b) 0.25% of average daily net assets of Fund shares serviced by that financial intermediary over the year.

A number of factors are considered in determining the amount of these additional payments, including each financial intermediary's Fund sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a ''preferred list.'' The Distributor's goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services.


Additionally, the Distributor will, in most cases, provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to the Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor will also, in some cases, provide payment or reimbursement for expenses associated with qualifying dealers' conferences, transactions (''ticket'') charges, and general marketing expenses.


In connection with the purchase by Principal Management Corporation ("Principal") of WM Advisors, Inc. ("WM Advisors"), the investment advisor to the WM Funds, and WM Advisors' two subsidiaries, WM Funds Distributor, Inc. and WM Shareholder Services, Inc. (the "Transaction"), New American Capital, Inc. and its parent company Washington Mutual, Inc. ("WaMu") have agreed to make certain contingent payments to Principal with respect to each of the first four years following the closing of the Transaction. Such payments must be made if aggregate management fee revenues to Principal and its affiliates from assets under management in funds and other financial products advised by Principal and its affiliates (including the funds covered by this prospectus) (collectively, the "Principal Products") sold through WaMu and its affiliates (including WM Financial Services, Inc., a broker-dealer subsidiary of WaMu) fall below certain specified targets during any such year. This could result in up to $30 million being paid by WaMu or New American Capital, Inc. to Principal with respect to each of those four years following the closing of the Transaction. As a result, WM Financial Services, Inc. (and/or it affiliates) will have an additional incentive to sell Principal Products following the closing of the Transaction.


If one mutual fund sponsor makes greater distribution assistance payments than another, your Investment Representative and his or her financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if your Investment Representative or his or her financial intermediary receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that share class.

Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Funds, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.


As of March 1, 2007, the Distributor anticipates that the firms that will receive additional payments for distribution of the Funds (other than commissions paid at the time of sale, ongoing payments, and the reimbursement of cost associated with education, training and marketing efforts, conferences, ticket charges, and other general marketing expenses) include, but are not necessarily limited to, the following:

    Advantage Capital Corporation        Mutual Service Corporation
    A.G. Edwards & Sons, Inc.            National Financial Services Corp.
    AIG Financial Advisors, Inc.         National Investors Corporation
    American General Securities, Inc.    Oppenheimer & Co., Inc.
    American Portfolios Financial
    Services, Inc.                       Pacific Select Distributors, Inc.
    Ameriprise Financial Services
    Corp.                                Pershing
    Associated Financial Group           ProEquities, Inc.
    Charles Schwab & Co., Inc.           Prospera Financial Services, Inc.
                                         Prudential Investment Management
    Citigroup Global Markets, Inc.       Services, LLC
    Commonwealth Financial Network       Raymond James & Associates, Inc.
    Farmers Financial Solutions, LLC     Raymond James Financial Services, Inc.
    FFP Securities, Inc.                 RBC Dain Rauscher, Inc.
    FSC Securities Corporation           Robert W. Baird & Company, Inc.
    G.A. Repple & Company                Royal Alliance Associates, Inc.
    H. Beck, Inc.                        Scottrade, Inc.
    Investacorp, Inc.                    Securities America, Inc.
    Investment Advisors & Consultants,
    Inc.                                 Southwest Securities, Inc.
    Janney Montgomery Scott, LLC         Triad Advisors, Inc.
    Jefferson Pilot Securities
    Corporation                          UBS Financial Services, Inc.
                                         United Planners' Financial Services of
    Lincoln Financial Advisors Corp.     America
    Linsco/Private Ledger Corp.          Wachovia Securities, LLC
    McDonald Investments, Inc.           WM Financial Services, Inc.
    Merrill Lynch, Pierce, Fenner &
    Smith Inc.                           Waterstone Financial Group, Inc.
    Morgan Stanley DW, Inc.



To obtain a current list of such firms, call 1-800-222-5852.


Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor by the Fund's Sub-Advisors when selecting brokers to effect portfolio transactions.


Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee is determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that are charged.



RETIREMENT PLAN SERVICES . The Funds pay a Service Fee and Administrative Services Fee to Principal for providing services to retirement plan shareholders. Principal typically pays some or all of these fees to Principal Life Insurance Company, which has entered into an agreement to provide these services to the retirement plan shareholders. Principal may also enter into agreements with other intermediaries to provide these services, and pay some or all of the Fees to such intermediaries.

Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan ''platforms'' that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.


The amounts paid to plan recordkeepers for recordkeeping services, and their related service requirements may vary across fund groups and share classes. This may create an incentive for financial intermediaries and their Investment Representatives to recommend one fund complex over another or one class of shares over another.


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


This information in this section does not directly apply to the Principal LifeTime Funds or the Strategic Asset Management ("SAM") Portfolios, except to the extent the SAM Portfolios invest in securities other than the underlying funds. It does apply to the underlying funds in which the LifeTime Funds and SAM Portfolios invest. The Statement of Additional Information ("SAI") contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES

MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Although not a principal investment strategy, each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty's collateral invested by the Fund declines in value as a result of the investment losses.


REVERSE REPURCHASE AGREEMENTS
A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

CURRENCY CONTRACTS
A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
Although not a principal investment strategy, each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of the Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Funds may invest in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES
The Bond & Mortgage Securities Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by Principal or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative. Each of the Principal LifeTime Funds and Strategic Asset Management Portfolios may invest in underlying funds that may invest in such securities.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Sub-Advisor thinks it is in the best interest of shareholders.


REAL ESTATE INVESTMENT TRUSTS
The Funds, except the Money Market Fund, may invest in real estate investment trust securities, herein referred to as ''REITs.'' In addition, the Real Estate Securities Fund typically invests a significant portion of its net assets in REITs. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT's expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.


INITIAL PUBLIC OFFERINGS ("IPOS")
Certain of the Funds may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.

DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps, and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment; and .. the counterparty may fail to perform its obligations.

EXCHANGE TRADED FUNDS (ETFS)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Funds could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.

FOREIGN INVESTING
As a principal investment strategy, the Diversified International, International Emerging Markets, International Growth, Partners Global Equity, and Partners International Funds may invest Fund assets in securities of foreign companies. The other Funds (except Government & High Quality Bond Fund) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S. and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, or currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political, and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SMALL AND MEDIUM CAPITALIZATION COMPANIES
The Funds (except the Government & High Quality Bond Fund) may invest in securities of companies with small- or mid-sized market capitalizations. The Bond & Mortgage Securities, Disciplined LargeCap Blend, High Quality Intermediate-Term Bond, Inflation Protection, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, Partners LargeCap Blend, Money Market, Partners LargeCap Blend I, Partners LargeCap Growth, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners LargeCap Value I, Partners LargeCap Value II, Preferred Securities, Real Estate Securities, Short-Term Bond, and Ultra Short Bond Funds may hold securities of small and medium capitalization companies but not as a principal investment strategy. The international funds invest in the securities of foreign corporations without regard to the market capitalizations of those companies. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.


TEMPORARY DEFENSIVE MEASURES
From time to time, as part of its investment strategy, each Fund (other than the Money Market Fund which may invest in high-quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

FUND OF FUNDS
The performance and risks of each Principal LifeTime Fund and Strategic Asset Management ("SAM") Portfolio directly corresponds to the performance and risks of the underlying funds in which the Fund or Portfolio invests. By investing in many underlying funds, the Principal LifeTime Funds and the SAM Portfolios have partial exposure to the risks of many different areas of the market. The more a Principal LifeTime Fund or SAM Portfolio allocates to stock funds, the greater the expected risk.

Each Principal LifeTime Fund and SAM Portfolio indirectly bears its pro-rata share of the expenses of the Underlying Funds in which it invests, as well as directly incurring expenses. Therefore, investment in a Principal LifeTime Fund or SAM Portfolio may be more costly than investing directly in shares of the Underlying Funds. If you are considering investing in a Principal LifeTime Fund, you should take into account your estimated retirement date and risk tolerance. In general, each Principal LifeTime Fund is managed with the assumption that the investor will invest in a Principal LifeTime Fund whose stated date is closest to the date the shareholder retires. Choosing a Fund targeting an earlier date represents a more conservative choice; targeting a Fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the Fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the Principal LifeTime Funds are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.


The risks associated with investing in an Underlying Fund of a fund of funds are discussed in Appendix A under Underlying Fund Risk.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have higher portfolio turnover rates.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. No turnover rate can be calculated for the Money Market Fund because of the short maturities of the securities in which each invests. Turnover rates for each of the Funds may be found in the Fund's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT OF THE FUNDS


THE MANAGER
Principal Management Corporation ("Principal") serves as the Manager for the Fund. Through the Management Agreement with the Fund, Principal provides investment advisory services and provide certain corporate administrative services for the Fund.

A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund is available in the Fund's annual shareholder report for the fiscal year ended October 31, 2006.

Principal is an indirect subsidiary of Principal Financial Group, Inc. and has managed mutual funds since 1969. Principal's address is Principal Financial Group, Des Moines, Iowa 50392-2080.

Principal provides a substantial part of the investment advisory services to each of the Principal LifeTime Funds directly, while engaging PGI as a sub-advisor to provide asset allocation services to the Funds. The portfolio manager appointed by Principal for each Principal LifeTime Fund is Douglas A. Loeffler. The portfolio manager appointed by PGI for each Principal LifeTime Fund is Dirk Laschanzky. On behalf of PGI, Mr. Laschanzky develops, implements and monitors the Fund's strategic or long-term asset class targets and target ranges. On behalf of Principal, Mr. Loeffler implements the strategic asset allocation Mr. Laschanzky sets.


DOUGLAS A. LOEFFLER, CFA . Mr. Loeffler is a Vice President of Principal. He is the senior member of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program. He is responsible for preparing periodic evaluation reports including both qualitative and quantitative analysis. Mr. Loeffler participates in the manager selection process and portfolio reviews. Joining Principal in 2004, he has 16 years of investment experience including 14 years in the mutual fund industry (Scudder and Founders Asset Management). His background includes quantitative analysis, fundamental analysis and portfolio management focusing on non-U.S. stocks. Mr. Loeffler earned an MBA in Finance at the University of Chicago and a degree in Economics from Washington State University. He has earned the right to use the Chartered Financial Analyst designation.


THE SUB-ADVISORS
Principal has signed contracts with various Sub-Advisors. Under the sub-advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Fund. For these services, the Sub-Advisor is paid a fee by Principal. Information regarding Sub-Advisors and individual portfolio managers is set forth below. The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in each of the Funds.

SUB-ADVISOR: AllianceBernstein L.P. ("AllianceBernstein"). AllianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105.

The portfolio managers listed below for the Partners SmallCap Growth Fund I operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The management of and investment decisions for the Fund's Partners LargeCap Value Fund are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund's portfolio are:
Marilyn Fedak, John Mahedy, John Phillips and Chris Marx.

                                                                    DAY-TO-DAY
           FUND                                                     FUND MANAGEMENT
           ----                                                     ---------------
           Partners LargeCap Value                                  Marilyn G. Fedak
                                                                    Mark R. Gordon
                                                                    John Mahedy
                                                                    Chris Marx
                                                                    John D. Phillips, Jr.
           Partners SmallCap Growth I                               Bruce K. Aronow
                                                                    Michael W. Doherty
                                                                    N. Kumar Kirpalani
                                                                    Samantha S. Lau
                                                                    James Russo

BRUCE K. ARONOW, CFA . Senior Vice President, Portfolio Manager/Research Analyst. Mr. Aronow is team leader of the Small Cap Growth equity portfolio management team. Prior to joining AllianceBernstein in 1999, Mr. Aronow was responsible for research and portfolio management of the small cap consumer sectors since early 1997 at INVESCO (NY) (formerly Chancellor Capital Management). He joined Chancellor in 1994. Previously, Mr. Aronow was a Senior Associate with Kidder, Peabody & Company. Mr. Aronow holds a BA from Colgate University. Mr. Aronow is a member of both the New York Society of Security Analysts and the Association of Investment Management & Research. He is a Chartered Financial Analyst.



MICHAEL W. DOHERTY . Assistant Vice President, Quantitative Analyst. Mr. Doherty is responsible for maintaining and updating the quantitative models used by the small cap group. He also provides research assistance across all industries and portfolio administration. Prior to joining AllianceBernstein in 1999, Mr. Doherty worked as a small cap research assistant and portfolio administrator for INVESCO (NY) (formerly Chancellor Capital Management). Mr. Doherty began his career at Citicorp Investment Management in 1983 as a research assistant. He is currently attending Mount Saint Mary's College working toward a BA in Business Administration.



MARILYN G. FEDAK, CFA . Ms. Fedak joined Bernstein in 1984 as a senior portfolio manager. An Executive Vice President of AllianceBernstein since 2000, she is Head of Global Value Equities and chair of the US Large Cap Value Equity Investment Policy Group. Ms. Fedak serves on AllianceBernstein's Management Executive Committee and is also a Director of SCB Inc. She earned a BA from Smith College and an MBA from Harvard University. She has also earned the right to use the Chartered Financial Analyst designation.



MARK R. GORDON, CFA . Mr. Gordon joined the firm in 1983. In 2004, he assumed the position of Executive Vice President and Director of Global Quantitative Research. Mr. Gordon also serves on AllianceBernstein's Executive Committee. He earned a BS from Brown University, and pursued graduate studies in applied mathematics and statistics at Princeton University and New York University. Mr. Gordon has earned the right to use the Chartered Financial Analyst designation.



N. KUMAR KIRPALANI, CFA . Vice President, Portfolio Manager/Research Analyst. Prior to joining AllianceBernstein in 1999, Mr. Kirpalani was responsible for research and portfolio management of small cap industrial, financial and energy sectors for INVESCO (NY) (formerly Chancellor Capital Management). Mr. Kirpalani joined Chancellor in 1993. Previously, Mr. Kirpalani served as Vice President of Investment Research at Scudder, Stevens & Clark. Mr. Kirpalani received a BTech from the Indian Institute of Technology and an MBA from the University of Chicago. Mr. Kirpalani is a member of both the New York Society of Security Analysts and the Association for Investment Management and Research. He is a Chartered Financial Analyst and has 22 years of investment experience.



SAMANTHA S. LAU, CFA . Vice President, Portfolio Manager/Research Analyst. Prior to joining AllianceBernstein in 1999, Ms. Lau was responsible for covering small cap technology companies for INVESCO (NY) (formerly Chancellor Capital Management). She joined Chancellor LGT in 1997. Previously Ms. Lau worked for three years in the investment research department of Goldman Sachs. Ms. Lau has a BS, magna cum laude, in Finance and Accounting from the Wharton School of the University of Pennsylvania. She is a Chartered Financial Analyst.



JOHN MAHEDY, CPA . Mr. Mahedy was named Co-CIO-US Value equities in 2003. He continues to serve as director of research-US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst at AllianceBernstein's institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001. He earned a BS and an MBA from New York University.



CHRISTOPHER W. MARX . Mr. Marx joined the firm in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Mr. Marx earned an AB in Economics from Harvard, and an MBA from the Stanford Graduate School of Business.



JOHN D. PHILLIPS, JR., CFA . Mr. Phillips joined the firm in 1994 and is a senior portfolio manager and member of the US Value Equities Investment Policy Group. He is also chairman of AllianceBernstein's Proxy Voting Committee. Mr. Phillips earned a BA from Hamilton College and an MBA from Harvard University. He has also earned the right to use the Chartered Financial Analyst designation.

JAMES RUSSO, CFA . Mr. Russo is Vice President and Senior Portfolio Manager. Mr. Russo joined AllianceBernstein in 2006 to work on the Small and SMID Cap Growth team. Prior to joining the firm, Mr. Russo spent 12 years at JPMorgan, a financial services firm, where he held positions as an analyst and portfolio manager in US Equity for nine years and in the Private Bank's Third Party Program for three years, most recently as Director of Manager Research. Mr. Russo holds a BBA in Finance from Hofstra University, an MBA from NYU's Stern School of Business. Mr. Russo has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: American Century Investment Management, Inc. ("American Century") was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111.

The day-to-day portfolio management for the Funds listed below is shared by two or more portfolio managers. In each such case the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Growth II  Prescott LeGard
                                        Gregory Woodhams
           Partners LargeCap Value II   Brendan Healy
                                        Charles A. Ritter




BRENDAN HEALY, CFA . Mr. Healy, Vice President and Portfolio Manager, has been a member of the team that manages Large Cap Value since he joined American Century in April 2000 and has been a Portfolio Manager since February 2004. Before joining American Century, he spent six years with USAA Investment Management Company as an Equity Analyst. He has a Bachelor's degree in Mechanical Engineering from the University of Arizona and an MBA from the University of Texas-Austin. He has earned the right to use the Chartered Financial Analyst designation.



E.A. PRESCOTT LEGARD, CFA . Mr. LeGard is a Vice President and Portfolio Manager for American Century. Mr. LeGard joined the company in 1999. Before joining the company, he was an Equity Analyst for USAA Investment Management where he analyzed technology companies. He has worked in the investment industry since 1993. Mr. LeGard holds a BA degree in Economics from DePauw University. He has earned the right to use the Chartered Financial Analyst designation.



MARK MALLON, CFA . Mr. Mallon, Chief Investment Officer and Executive Vice President, has been a member of the team that manages Large Company Value since its inception in July 1999. He joined American Century in April 1997. Before joining American Century, he spent 19 years at Federated Investors, most recently serving as President and Portfolio Manager of Federated Investment Counseling. Mr. Mallon has a Bachelor of Arts from Westminster College and an MBA from Cornell University. He has earned the right to use the Chartered Financial Analyst designation.



CHARLES A. RITTER, CFA . Mr. Ritter, Vice President and Senior Portfolio Manager, has been a member of the team that manages Large Cap Value since July 1999. He joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. He has a Bachelor's degree in Mathematics and a Master's degree in Economics from Carnegie Mellon University as well as an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.



GREGORY J. WOODHAMS, CFA . Mr. Woodhams is a Vice President and Senior Portfolio Manager for American Century. Mr. Woodhams has worked in the financial industry since 1992 and joined American Century in 1997. Previously, he was Vice President and Director of Equity Research at Texas Commerce Bank. Mr. Woodhams holds a Bachelor's degree in Economics from Rice University and a Master's degree in Economics from the University of Wisconsin at Madison. He has earned the right to use the Chartered Financial Analyst designation.

SUB-ADVISOR: Ark Asset Management Co., Inc. ("Ark Asset") is an independent,
         100% employee owned investment management firm. Ark Asset's offices are located at 125 Broad Street, New York, NY 10004.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Value      Coleman M. Brandt
                                        William G. Charcalis




COLEMAN M. BRANDT . Vice Chairman, Ark Asset. Mr. Brandt joined Ark Asset in 1989. Prior to joining Ark Asset, he served as President of Lehman Management Co., Inc. He earned an MBA from the Harvard Graduate School of Business Administration and a BS from the Philadelphia Textile Institute.



WILLIAM G. CHARCALIS . Managing Director, Ark Asset. Mr. Charcalis joined Ark Asset in 1994 as Senior Manager and has served in his current position since 1997. Prior to joining Ark Asset, he was Senior Manager at The IBM Retirement Funds. He earned a BS from the University of Southern California.


SUB-ADVISOR: Barrow, Hanley, Mewhinney & Strauss ("BHMS") is an investment advisory firm that was founded in 1979. It is registered as an investment adviser under the Investment Advisers Act of 1940. BHMS manages investments for institutional investors. It is a wholly owned subsidiary of Old Mutual Asset Management (US), which is a wholly owned subsidiary of Old Mutual plc. BHMS's address is 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           MidCap Value                 James P. Barrow
                                        Mark Giambrone




JAMES P. BARROW . During Mr. Barrow's investment career, he has worked as a securities analyst and portfolio manager for several major institutions including Citizens & Southern Bank of South Carolina, Atlantic Richfield and Reliance Insurance. In 1973 joined Republic National Bank of Dallas as a portfolio manager, where he worked with Tim Hanley and John Strauss. He later was placed in charge of the Employee Benefit Portfolio Group and was a member of the Trust Investment Committee until the founding of BHMS in 1979. Mr. Barrow is the lead portfolio manager for the Vanguard Windsor II and Selected Value Funds. He earned a BS from the University of South Carolina.



MARK GIAMBRONE, CPA . Mr. Giambrone joined BHMS in December 1998 and became a principal in 2000. Prior to joining BHMS, Mr. Giambrone served as a portfolio consultant at HOLT Value Associates. During his career, he has also served as a senior auditor/tax specialist for KPMG Peat Marwick and Ernst & Young Kenneth Leventhal. Mr. Giambrone is a member of the American Institute of Certified Public Accountants. He graduated summa cum laude from Indiana University with a BS in Accounting, and earned an MBA from the University of Chicago.

SUB-ADVISOR: BNY Investment Advisors ("BNY"), a separately identifiable division of The Bank of New York, is located at 1633 Broadway, NY, NY 10019. Founded by Alexander Hamilton in 1784, The Bank of New York is one of the largest commercial banks in the United States. The Bank of New York began offering investment services in the 1830s and manages investments for institutions and individuals.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Growth II  James Boffa
                                        Kurt Zyla
           Partners LargeCap Value      James Boffa
                                        Kurt Zyla




JAMES BOFFA . Mr. Boffa is a Senior Short Term Portfolio Manager in the Short Term Money Management Department of BNY. He began his career with The Bank of New York in 1980 managing an Operations Group. Mr. Boffa specializes in the management of overnight Short Term portfolios. He earned a Bachelor's degree in Business and Psychology from Pace University.



KURT ZYLA . Mr. Zyla is the Managing Director and Division Head of Index Fund Management at BNY. Prior to managing the Division in 1998, he was an index portfolio manager and worked in the Special Investment Products area, focusing on portfolio transitions/liquidations and equity derivative product strategies. Before joining BNY in 1989, Mr. Zyla worked in the Specialty Chemical's Division of Engelhard Corporation in the areas of technical sales and product management. He earned a BS in Chemical Engineering from New Jersey Institute of Technology and an MBA from New York University's Stern School of Business.


SUB-ADVISOR: Columbus Circle Investors ("CCI") is an affiliate of PGI and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

                                         DAY-TO-DAY
           FUND                          FUND MANAGEMENT
           ----                          ---------------
           LargeCap Growth               Anthony Rizza
           MidCap Growth                 Clifford G. Fox
           Partners SmallCap Growth III  Clifford G. Fox




CLIFFORD G. FOX, CFA . Mr. Fox, portfolio manager, joined CCI in 1992. He received an MBA from the Stern School of Business, New York University and a BS from the Wharton School, University of Pennsylvania. Mr. Fox has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



ANTHONY RIZZA, CFA . Mr. Rizza, portfolio manager, joined CCI in 1991. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

SUB-ADVISOR: Dimensional Fund Advisors Inc. ("Dimensional"), located at 1299
         Ocean Avenue, Santa Monica, CA 90401, is a registered investment advisor.

The Partners SmallCap Value Fund II is managed using a team approach. The investment team includes the Investment Committee of Dimensional, portfolio managers and all other trading personnel.


The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. As of the date of this Prospectus the Investment Committee has ten members. Investment decisions for the Portfolio are made by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and review all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.


In accordance with the team approach used to manage the Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily decisions regarding the portfolios including running buy and sell programs based on the parameters established by the Investment Committee. Robert
T. Deere coordinates the efforts of all other portfolio managers and trading personnel with respect to domestic equity portfolios. For this reason, Dimensional has identified Mr. Deere as primarily responsible for coordinating the day-to-day management of the Fund.


Mr. Deere is a Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. Mr. Deere received his MBA from the University of California at Los Angeles in 1991. He also holds a B.S. and a B.A. from the University of California at San Diego. Mr. Deere joined Dimensional in 1991 and has been responsible for the domestic equity portfolios since 1994.


The SAI provides information about Mr. Deere's compensation, other accounts managed by Mr. Deere, and Mr. Deere's ownership of Fund shares.


SUB-ADVISOR: Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.)
         ("Edge") is an affiliate of Principal and a member of the of Principal Financial Group. Edge has been in the business of investment management since 1944. Its address is 1201 Third Avenue, 8th Floor, Seattle, WA 98101.

                                                  DAY-TO-DAY
           FUND                                   FUND MANAGEMENT
           ----                                   ---------------
           Strategic Asset Management Portfolios  Randall L. Yoakum
             Balanced Portfolio                   Michael D. Meighan
             Conservative Balanced Portfolio
             Conservative Growth Portfolio
             Flexible Income Portfolio
             Strategic Growth Portfolio




MICHAEL D. MEIGHAN, CFA . Mr. Meighan, Vice President and Senior Portfolio Manager of Edge, was responsible for co-managing the predecessor SAM Portfolios with Mr. Yoakum (see below) beginning March 2003. Mr. Meighan joined Edge in 1999. Between 1993 and 1999, he was employed with Mr. Yoakum at D.A. Davidson & Co. as a Portfolio Manager and Senior Analyst for its asset allocation product.

RANDALL L. YOAKUM, CFA . Mr. Yoakum, Senior Vice President and Chief Investment Strategist of Edge, led a team of investment professionals in managing the predecessor SAM Portfolios beginning January 1999. Between 1997 and 1999, Mr. Yoakum was Chief Investment Officer for D.A. Davidson & Co. Between 1994 and 1997, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen's Trust Company, and, prior to that, Mr. Yoakum was Senior Vice President and Chief Equity Officer for Composite Research & Management Co. (the predecessor to WM Advisors) for eight years.


SUB-ADVISOR: Emerald Advisers, Inc. ("Emerald") is a wholly owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, PA 17601.


The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Growth II  Joseph W. Garner
                                        Kenneth G. Mertz II
                                        Stacey L. Sears



The portfolio management and strategy team have long tenures at Emerald, with Ms. Sears joining Emerald in 1991, Mr. Mertz in 1992 and Mr. Garner in 1994.



JOSEPH W. GARNER . Mr. Garner joined Emerald in 1994 and serves as Director of Emerald Research and Portfolio Manager. Prior to joining Emerald, Mr. Garner was the Program Manager of the Pennsylvania Economic Development Financing Authority (PEDFA); an Economic Development Analyst with the PA Department of Commerce's Office of Technology Development; and an Industry Research Analyst with the Pittsburgh High Technology Council. Mr. Garner earned an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.



KENNETH G. MERTZ II, CFA. . Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc. Formerly he served as Past Trustee, Vice President of the Emerald Mutual Funds (1992-2005) and Chief Investment Officer of the Pennsylvania State Employees' Retirement System (1985-1992). He earned a BA in Economics from Millersville University.


Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz, Ms. Sears and Mr. Garner work as a team developing strategy.



STACEY L. SEARS . Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. She is co-manager of the Forward Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears earned a BS in Business Administration from Millersville University and an MBA from Villanova University.

SUB-ADVISOR: Essex Investment Management Company, LLC ("Essex") is a
         Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. Its address is 125 High Street, 29th Floor, Boston, MA 02110.

                                             DAY-TO-DAY
           FUND                              FUND MANAGEMENT
           ----                              ---------------
           Partners SmallCap Growth Fund II  Nancy B. Prial




NANCY B. PRIAL, CFA . Ms. Prial is a Portfolio Manager on the Essex Small-Micro Cap Growth and Small-Mid Cap Growth strategies. Prior to joining the firm, she spent six years at The Burridge Group, LLC as Vice President and Chief Investment Officer and four years at the Twentieth Century Division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager. Ms. Prial graduated from Bucknell University with a BS in Electrical Engineering and a BA in Mathematics. She also earned an MBA from Harvard Business School. Ms. Prial has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Goldman Sachs Asset Management, L.P. ("Goldman Sachs") is part of the Investment Management Division ("IMD") of Goldman, Sachs & Co. Goldman Sach's principal office is located at 32 Old Slip, New York, NY 10005.

The day-to-day portfolio management for the Funds listed below is shared by two or more portfolio managers. In each such case the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend I    Melissa R. Brown
                                        Robert C. Jones
           Partners MidCap Value I      Dolores Bamford
                                        David L. Berdon
                                        Andrew Braun
                                        Scott Carroll
                                        Sally Pope Davis
                                        Kelly Flynn
                                        Sean Gallagher
                                        Lisa Parisi
                                        Edward Perkin
                                        Eileen Rominger




DOLORES BAMFORD . Ms. Bamford is a Vice President and Portfolio Manager at GSAM. She joined GSAM as a portfolio manager for the Value team in April 2002. Prior to that, Ms. Bamford was a portfolio manager at Putnam Investments for various products since 1991.



DAVID L. BERDON . Mr. Berdon is a Vice President and Portfolio Manager at GSAM. Mr. Berdon joined GSAM as a research analyst in March 2001 and became a portfolio manager in October 2002. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Soliloquy Inc. From September 1997 to September 1999, he was a principal consultant at Diamond Technology Partners.

ANDREW BRAUN . Mr. Braun is a Managing Director and Portfolio Manager at GSAM. Mr. Braun joined GSAM as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team. He became a portfolio manager in May 2001.



MELISSA R. BROWN, CFA . Ms. Brown is a senior portfolio manager responsible for the US Portfolios for the Global Quantitative Equity ("GQE") group. A member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown joined Goldman Sachs as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities. She earned an MBA from New York University. She has earned the right to use the Chartered Financial Analyst designation.



SCOTT CARROLL . Mr. Carroll is a Vice President and Portfolio Manager at GSAM. Mr. Carroll joined GSAM as a portfolio manager for the Value team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.



SALLY POPE DAVIS . Ms. Pope Davis is a Vice President and Portfolio Manager at GSAM. She joined GSAM as a portfolio manager in August 2001. From December 1999 to July 2001, she was a relationship manager in Private Wealth Management at Goldman Sachs. From August 1989 to November 1999, she was a bank analyst in the Goldman Sachs Investment Research Department.



KELLY FLYNN . Mr. Flynn is a Vice President and a Portfolio Manager for the US Value Team, where he has broad research responsibilities across value the strategies. Prior to joining Goldman Sachs Asset Management in 2002, Mr. Flynn spent 3 years at Lazard Asset Management as a Portfolio Manager for Small Cap/SMID Cap Value products. He received a BA from Harvard and an MBA from the Wharton School of Business at the University of Pennsylvania.



ROBERT C. JONES, CFA . Mr. Jones is the Chief Investment Officer and a senior portfolio manager for the GQE group. He brings 20 years of investment experience to his work in managing the GQE group. Mr. Jones joined Goldman Sachs as a portfolio manager in 1989. He earned an MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.



SEAN GALLAGHER . Mr. Gallagher is a Managing Director and Portfolio Manager at GSAM. Mr. Gallagher joined GSAM as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.



LISA PARISI . Ms. Parisi is a Managing Director and Portfolio Manager at GSAM. Ms. Parisi joined GSAM as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.



EDWARD PERKIN. . Mr. Perkin is a Vice President and Portfolio Manager at GSAM. Mr. Perkin joined GSAM as a research analyst in June 2002. He became a portfolio manager in June 2004. From August 2000 to May 2002, Mr. Perkin earned his MBA at Columbia Business School, during which time he served as a research intern for Fidelity Investments and Gabelli Asset Management. From September 1997 to May 2000, Mr. Perkin was a senior research analyst for a subsidiary of Fiserv, where he oversaw all matters related to compliance and historical market data.



EILEEN ROMINGER . Ms. Rominger is a Managing Director, Chief Investment Officer and Portfolio Manager at GSAM. Ms. Rominger joined GSAM as a portfolio manager and Chief Investment Officer of the Value team in August 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 245 Park Avenue,
         New York, NY 10167 is an indirect wholly owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"), a bank holding company. Morgan offers a wide range of services to governmental, institutional, corporate, and individual customers and acts as investment advisor to individual and institutional clients.

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners Global Equity       Matthew Beesley
                                        Edward Walker
                                        Howard Williams
           Partners SmallCap Value I    Christopher T. Blum
                                        Dennis S. Ruhl




MATTHEW BEESLEY, CFA . Mr. Beesley is a portfolio manager in the Global Portfolios Group, based in London. An employee since 2002, he was previously a portfolio manager at Merrill Lynch Investment Managers, responsible for global equity mandates. Prior to this, Mr. Beesley was a global and emerging markets equity analyst. He holds a BA (Hons) in Politics and Modern History from the University of Manchester and is a CFA Charterholder.



CHRISTOPHER T. BLUM, CFA . Managing Director of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his BBA in Finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.



DENNIS S. RUHL, CFA . Mr. Ruhl, Vice President of Morgan, joined the company in 1999. He is a portfolio manager in the U.S. Small Cap Equity Group. His current responsibilities include managing structured small cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl earned Bachelor's degrees in Mathematics and Computer Science and a Master's degree in Computer Science, all from MIT. He has earned the right to use the Chartered Financial Analyst designation.



EDWARD WALKER, CFA . Mr. Walker is a portfolio manager in the Global Portfolios Group, based on London. He is manager of the JP Morgan Fleming Overseas Investment Trust, open-ended global retail funds and co-manages the JPMorgan Total Return Fund. Previously Mr. Walker held a range of analyst positions, most recently as the global sector specialist responsible for technology. He joined the Global Portfolios group in 1997 as a graduate trainee and holds an MA in Economics from Cambridge University. He has earned the right to use the Chartered Financial Analyst designation.



HOWARD WILLIAMS . Mr. Williams is a managing director and head of the Global Portfolios Group, based in London, responsible for multi-market investment in JPMorgan Fleming. An employee since 1994, Mr. Williams was previously employed at Shell Pensions in London as senior portfolio manager and head of UK equities. Prior to this, he managed global invested offshore pension funds. Mr. Williams also was with Kleinwort Benson Investment Management and with James Capel & Co. He holds an MA in Geography from Cambridge University.

SUB-ADVISOR: Jacobs Levy Equity Management, Inc. ("Jacobs Levy") provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity separate accounts for institutional clients. Its address is 100 Campus Drive, Florham Park, NJ 07932-0650.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Value        Bruce Jacobs
                                        Ken Levy




BRUCE JACOBS, PH.D . Dr. Jacobs serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Dr. Jacobs was Senior Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. Dr. Jacobs earned a BA from Columbia College, an MS in Operations Research and Computer Science from Columbia University, an MSIA from Carnegie Mellon University, and an MA in Applied Economics and a Ph.D. in Finance from the University of Pennsylvania's Wharton School.



KEN LEVY, CFA . Mr. Levy serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Mr. Levy was Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. He earned a BA in Economics from Cornell University and an MBA and an MA in Business Economics from the University of Pennsylvania's Wharton School. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Los Angeles Capital Management and Equity Research, Inc. ("LA
         Capital") is an independent, employee-owned firm. It is located at 11150 Santa Monica Boulevard, Los Angeles, CA 90025.

Day-to-day portfolio management is performed by an investment management team. Current members of the team include: Thomas D. Stevens, CFA, Chairman; Hal W. Reynolds, CFA, Chief Investment Officer; David R. Borger, CFA, Director of Research; Stuart K. Matsuda, Director of Trading; and Christine M. Kugler, Director of Implementation.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Value I      David R. Borger
                                        Christine M. Kugler
                                        Stuart K. Matsuda
                                        Hal W. Reynolds
                                        Thomas D. Stevens
           Partners SmallCap Value      David R. Borger
                                        Christine M. Kugler
                                        Stuart K. Matsuda
                                        Hal W. Reynolds
                                        Thomas D. Stevens

DAVID R. BORGER, CFA . Director of Research and Principal, L.A. Capital. Mr. Borger co-founded L.A. Capital in 2002 and is responsible for the development and management of the Dynamic Alpha Model (the firm's proprietary stock selection model). Prior to co-founding L.A. Capital, he was Managing Director and Principal at Wilshire Associates. He earned a BS from the Wittenberg University and an MA and MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.



CHRISTINE M. KUGLER . Director of Implementation and Principal, L.A. Capital. Ms. Kugler was with L.A. Capital at its founding and became a Principal in January of 2004. Prior to joining L.A. Capital she worked at Wilshire Associates. She earned a BA from the University of California, Santa Barbara.



STUART K. MATSUDA . Director of Trading and Principal, L.A. Capital. Mr. Matsuda co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Vice President and principal at Wilshire Associates where he also served as Wilshire Asset Management's Director of Trading. He earned a BBA from the University of Hawaii and an MBA from California State University Northridge.



HAL W. REYNOLDS, CFA . Chief Investment Officer and Principal, L.A. Capital. Mr. Reynolds co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Managing Director and Principal at Wilshire Associates. He joined the consulting division of Wilshire Associates in 1989 where he served as a senior consultant and also designed the Wilshire Compass (the firm's asset allocation and manager optimization technology system). In 1989, he joined Wilshire Asset Management as Chief Investment Officer. Mr. Reynolds earned a BA from the University of Virginia and an MBA from the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.



THOMAS D. STEVENS, CFA . Chairman and Principal, L.A. Capital. Mr. Stevens co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Senior Managing Director and Principal at Wilshire Associates. He joined Wilshire in 1980 and for six years directed its Equity Division, overseeing the delivery of the Equity and Index Fund Management Services, In 1986, he assumed responsibility for Wilshire Asset Management and for the next 16 years headed that division. Mr. Stevens earned a BBA and MBA from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Mazama Capital Management, Inc. ("Mazama") is an independent employee-owned money management firm specializing in small and mid cap growth investing for institutional clients. The firm is headquartered at One Southwest Columbia Street, Suite 1500, Portland Oregon 97258.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.

                                         DAY-TO-DAY
           FUND                          FUND MANAGEMENT
           ----                          ---------------
           Partners SmallCap Growth III  Stephen C. Brink
                                         Timothy Butler
                                         Michael Clulow
                                         Gretchen Novak
                                         Ronald A. Sauer




STEPHEN C. BRINK, CFA . Mr. Brink is a co-founder of Mazama and serves as Director of Research. His primary responsibility is as portfolio manager on both the Small Cap Growth and Small-Mid Cap Growth products, backing up lead portfolio manager Ron Sauer. Mr. Brink has spent over 26 years in the investment industry. He received his BS Business Administration from Oregon State University in 1977 and has earned the right to use the Chartered Financial Analyst designation.

TIMOTHY P. BUTLER . Mr. Butler is an equity analyst concentrating on financial services and financial technology companies for all Mazama strategies. He works closely with Steve Brink, the firm's Director of Research, in covering this sector. Mr. Butler worked most recently at Pacific Crest Securities, where he was Senior Research Analyst specializing in financial technology stocks. Prior to this, he worked at Stifel, Nicolaus & Co., also as a Research Analyst focused on specialty finance companies. Mr. Butler completed his MBA at the University of Texas in 1990, graduating cum laude, and earned a BA in Business Administration from Wichita State University in 1988, where he graduated summa cum laude and was elected to the Beta Gamma Sigma honor society.



MICHAEL D. CLULOW, CFA . Mr. Clulow works out of the firm's New York research office, specializing in research and analysis of small & mid cap healthcare companies, including biotech and emerging pharmaceutical companies. He has been an investment analyst since 1995, most recently as Senior Analyst, Healthcare IT & Pharmaceutical Outsourcing Sectors with UBS Warburg in New York, NY. Previously he worked as a healthcare analyst at CIBC World Markets. Mr. Clulow earned a BS in Finance at Miami University and an MBA with honors in Finance and Economics at New York University's Leonard N. Stern School of Business in 1996. He has earned the right to use the Chartered Financial Analyst designation.



GRETCHEN NOVAK, CFA . Ms. Novak is responsible for researching consumer discretionary and consumer staple companies for all Mazama strategies and is an Associate Portfolio Manager, supporting Ron Sauer and Steve Brink in overseeing the investment process. Formerly an Equity Analyst with Cramer Rosenthal McGlynn, LLC, she specialized in small and mid-cap stocks with focus on consumer discretionary companies and secondary emphasis on consumer staples and utility/energy service companies. She earned her BA in Business Administration with concentration in finance from the University of Washington in 1994, graduating cum laude and elected to Phi Beta Kappa and Beta Gamma Sigma honor society. She has earned the right to use the Chartered Financial Analyst designation.



RONALD A. SAUER . Mr. Sauer is the founder of Mazama and serves as its Senior Portfolio Manager and Chief Investment Officer. He has been active in small and mid cap investing since 1980. As lead portfolio manager for Mazama, Mr. Sauer developed a highly disciplined and successful investment process. He developed the firm's Price Performance Model, a critical component and the underlying discipline of Mazama's investment approach. Mr. Sauer received his BA Finance from the University of Oregon in 1980.


SUB-ADVISOR: Mellon Equity Associates, LLP ("Mellon Equity"), 500 Grant Street,
         Suite 4200, Pittsburgh, PA 15258. Mellon Equity is a wholly owned subsidiary of Mellon Financial Corporation ("Mellon").

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Growth I     Adam T. Logan
                                        John O'Toole
           Partners SmallCap Blend      Ronald P. Gala
                                        Peter D. Goslin
           Partners SmallCap Value I    Ronald P. Gala
                                        Peter D. Goslin




RONALD P. GALA, CFA . Mr. Gala is a Senior Vice President and principal of Mellon Equity and joined the firm in 1993. Mr. Gala earned an MBA in Finance from the University of Pittsburgh and a BS in Business Administration from Duquesne University. He has earned the right to use the Chartered Financial Analyst designation.

PETER D. GOSLIN, CFA . Mr. Goslin is a Vice President and Portfolio Manager with Mellon Equity. Before joining Mellon Equity in 1999, Mr. Goslin spent over four years with Merrill Lynch. During his tenure with Merrill, he worked as a NASDAQ market maker and an equity index options proprietary trader. Prior to that, he ran Merrill's S&P options desk at the Chicago Mercantile Exchange. Mr. Goslin earned his MBA in Finance at the University of Notre Dame Graduate School of Business following a BS in Finance from St. Vincent College. He has earned the right to use the Chartered Financial Analyst designation.



ADAM T. LOGAN, CFA . Joining the company in 1998, Mr. Logan is a portfolio manager and Vice President of Mellon Equity. Previously, he performed duties as a financial analyst in Mellon Financial Corporation's corporate finance department. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz Graduate School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.



JOHN O'TOOLE, CFA . Joining the company in 1990, Mr. O'Toole is a Senior Vice President and a principal of Mellon Equity. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. The two firms continue an asset management history that began in 1939. Neuberger Berman is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Value        S. Basu Mullick




S. BASU MULLICK . Mr. Mullick, Managing Director, Portfolio Manager, joined Neuberger Berman in 1998. Prior to joining the company, Mr. Mullick was a portfolio manager at Ark Asset Management. He earned a BA in Economics from the Presidency College, India. He also earned an MA in Economics and a Ph.D., ABD Finance from Rutgers University.

SUB-ADVISOR: Principal Global Investors, LLC ("PGI") is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life. PGI's headquarters address is 801 Grand Avenue, Des Moines, IA 50392 and has other primary asset management offices in New York, London, Sydney, and Singapore.

The day-to-day portfolio management for some of the Funds listed below is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

                                                DAY-TO-DAY
           FUND                                 FUND MANAGEMENT
           ----                                 ---------------
           Bond & Mortgage Securities           William C. Armstrong
                                                Timothy R. Warrick
           Disciplined LargeCap Blend           Jeffrey A. Schwarte
           Diversified International            Paul H. Blankenhagen
                                                Juliet Cohn
                                                Chris Ibach
           Government & High Quality Bond       Brad Fredericks
                                                Lisa A. Stange
           High Quality Intermediate-Term Bond  William C. Armstrong
                                                Timothy R. Warrick
           Inflation Protection                 Martin J. Schafer
                                                Gwen Swanger
           International Emerging Markets       Michael A. Marusiak
                                                Michael L. Reynal
           International Growth                 Steve Larson
                                                John Pihlblad
           LargeCap S&P 500 Index               Dirk Laschanzky
           LargeCap Value                       John Pihlblad
           MidCap Blend                         K. William Nolin
           MidCap S&P 400 Index                 Dirk Laschanzky
           MidCap Value                         Jeffrey A. Schwarte
           Money Market                         Tracy Reeg
                                                Alice Robertson
           Principal LifeTime 2010              Dirk Laschanzky
           Principal LifeTime 2020              Dirk Laschanzky
           Principal LifeTime 2030              Dirk Laschanzky
           Principal LifeTime 2040              Dirk Laschanzky
           Principal LifeTime 2050              Dirk Laschanzky
           Principal LifeTime Strategic Income  Dirk Laschanzky
           Short-Term Bond                      Zeid Ayer
                                                Craig Dawson
                                                Martin J. Schafer
           SmallCap Blend                       Thomas Morabito
                                                Phil Nordhus
           SmallCap Growth                      Mariateresa Monaco
           SmallCap S&P 600 Index               Dirk Laschanzky
           SmallCap Value                       Thomas Morabito
           Ultra Short Bond                     Zeid Ayer
                                                Craig Dawson

WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong is a portfolio manager for PGI. He manages multi-sector portfolios that invest in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns, and agencies. He joined the firm in 1992. Previously he served as a commissioned bank examiner at Federal Deposit Insurance Commission. He earned a Master's degree from the University of Iowa and a Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



ZEID AYER, PH.D., CFA . Mr. Ayer is a portfolio manager at PGI. He is a co-manager of the ultra short and short-term bond portfolios. He is also head of the Structured Debt group that covers asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). He joined PGI in 2001 and is the primary analyst responsible for mortgage-related ABS and non-agency MBS investments. Previously, Mr. Ayer was an assistant vice president at PNC Financial Services Group. He earned a doctorate in Physics from the University of Notre Dame, a master's in Computational Finance from Carnegie Mellon University and a Bachelor's degree in Physics from St. Xavier's College, Bombay University. He has earned the right to use the Chartered Financial Analyst designation.



PAUL H. BLANKENHAGEN, CFA . Mr. Blankenhagen joined the firm in 1992 and was named a portfolio manager in 2000. He is responsible for developing portfolio strategy and the ongoing management of core international equity portfolios. He earned a Master's degree from Drake University and a Bachelor's degree in Finance from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.



JULIET COHN . Ms. Cohn is a portfolio manager at PGI. She co-manages the core international equity portfolios, with an emphasis on Europe and on the health care sector. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a Bachelor's degree in Mathematics from Trinity College, Cambridge England.



CRAIG DAWSON, CFA . Mr. Dawson is a portfolio manager at PGI. He is co-manager of the ultra short and short term bond portfolios. He joined the firm in 1998 as a research associate, then moved into a portfolio analyst role before moving into a portfolio manager position in 2002. He earned an MBA and a Bachelor's degree in Finance from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.



BRAD FREDERICKS. . Mr. Fredericks is a portfolio manager at PGI. He is responsible for co-managing the government securities accounts. His responsibilities include general portfolio overview and security analysis. He joined the firm in 1998 as a financial accountant and was named a portfolio manager in 2002. Previously, Mr. Fredericks was an assistant trader at Norwest Mortgage. He earned a Bachelor's degree in Finance from Iowa State University. Mr. Fredericks is a Fellow of the Life Management Institute (FLMI).



CHRISTOPHER IBACH, CFA . Mr. Ibach is an associate portfolio manager and equity research analyst at PGI. He specializes primarily in the analysis of international technology companies, with a particular emphasis on semi-conductor research. Prior to joining PGI in 2000, he gained six years of related industry experience with Motorola, Inc.

Mr. Ibach earned an MBA in Finance and a Bachelor's degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



STEVEN LARSON, CFA. . Mr. Larson is an portfolio manager for Principal. He is responsible for co-managing Principal's international growth portfolio as well as covering the utilities sector for core international portfolios. Prior to joining the firm in 2001, he led the investment management review and portfolio analysis process for the $80 billion Wells Fargo fund family. He earned an MBA in Finance from the University of Minnesota and a Bachelor's degree from Drake University. He has earned the right to use the Chartered Financial Analyst designation.



DIRK LASCHANZKY, CFA . Mr. Laschanzky is a portfolio manager for PGI, responsible for portfolio implementation strategies, asset allocation and managing the midcap value and index portfolios. Prior to joining PGI in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services. He earned an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL A. MARUSIAK . Mr. Marusiak is a portfolio manager for PGI. He specializes in the management of emerging markets portfolios, as well as regional Asian equity portfolios. Prior to joining PGI in 2000, he was an analyst at Trust Company of the West. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.



MARIATERESA MONACO . Ms. Monaco is a portfolio manager and member of the domestic small-cap equity team at PGI. She serves as lead portfolio manager for the small-cap growth portfolios. Ms. Monaco joined PGI in 2005 with a decade of prior equity investment experience with Fidelity Management and Research in Boston where she supported a family of institutional equity funds with $2 billion in assets. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master's degree in Electrical Engineering from Northeastern University. She also earned a Master's degree in Electrical Engineering from Politecnico di Torino, Italy.



THOMAS MORABITO, CFA . Mr. Morabito leads the small-cap portfolio management team for PGI and is the portfolio manager on the small-cap value portfolios. Prior to joining PGI in 2000, he managed the Structured Small Cap Fund for Invesco Management & Research. He earned an MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin is a portfolio manager for PGI. He serves as the portfolio manager for the firm's international small-cap equity portfolios. He joined the firm in 1994. He earned an MBA from the Yale School of Management and a Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



PHIL NORDHUS, CFA . Mr. Nordhus joined PGI in 1990 and was previously involved in corporate acquisitions and divestitures before moving to the equity group in 2000. Most recently, he has been involved in managing the small-cap portfolios and has responsibility for managing the small-cap analyst team. Mr. Nordhus earned an MBA from Drake University and a Bachelor's degree in Economics from Kansas State University. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is a portfolio manager at PGI. He joined the firm in 2000 and led the development of PGI's Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining PGI, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



TRACY REEG. . Ms. Reeg is a portfolio manager at PGI. She is involved in the portfolio management of money market portfolios. She joined the firm in 1993 and began trading and portfolio management duties in 2000. Ms. Reeg earned a

Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).



MICHAEL L. REYNAL . Mr. Reynal is a portfolio manager at PGI. He specializes in the management of emerging markets portfolios, as well as regional Asian equity portfolios. Prior to joining PGI in 2001, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. Mr. Reynal earned an MBA from the Amos Tuck School at Dartmouth College, an MA in History from Christ's College at the University of Cambridge and a BA in History from Middlebury College.



ALICE ROBERTSON . Ms. Robertson is a trader for PGI on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for PGI. He specializes in short-term and long duration portfolios, as well as the Inflation Protection Fund and stable value mandates. He also has experience in managing mortgage-backed securities. Mr. Schafer joined the firm in 1977 and in the early 1980s he developed the firm's secondary mortgage marketing operation. In 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985, institutional portfolios in 1992 and stable value portfolios in 2000. He has earned a Bachelor's degree in Accounting and Finance from the University of Iowa.



JEFFREY A. SCHWARTE, CFA, CPA . Mr. Schwarte is a portfolio manager at PGI. He manages the large-cap core portfolios and is co-portfolio manager on the midcap value strategies. He joined the firm in 1993 as a staff auditor and has held various positions before moving to an equity research position in 2000. He earned a Bachelor's degree in Accounting from the University of Northern Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a Certified Public Accountant, a Certified Internal Auditor, and a Fellow of the Life Management Institute (FLMI).



LISA A. STANGE, CFA . Ms. Stange is a portfolio manager and strategist for PGI. She is responsible for managing the government securities portfolios and the mortgage-backed securities (MBS) within the multi-sector portfolios. As a strategist, Ms. Stange is involved in the formulation of broad investment strategy, quantitative research and product development. Previously, she was co-portfolio manager for U.S. multi-sector portfolios. She joined the firm in 1989. Ms. Stange earned an MBA and a Bachelor's degree from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.



GWEN SWANGER, CFA . Ms. Swanger is a portfolio manager for PGI's global fixed income and inflation protection portfolios. She has managed global fixed income since 1997. She has been involved in international and U.S. investing for over fifteen years. In addition to managing the international bond portfolios, she has directed the international fixed income research effort overseeing sovereign credit analysis of developed, developing countries and emerging markets. Ms. Swanger joined the firm in 1989 as a private placement analyst. She earned an MBA in Finance, a Bachelor's degree from Drake University and is a Fellow of the Life Management Institute (FLMI). She has also earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a portfolio manager at PGI with responsibility for the corporate and U.S. multi-sector portfolios. He also serves as portfolio management team leader with responsibility for overseeing portfolio management function for all total return fixed income products. Prior to his portfolio management responsibilities with the firm, Mr. Warrick was a fixed income credit analyst and extensively involved in product development. He joined the firm in 1990. He received an MBA in Finance from Drake University and a Bachelor's degree in Accounting and Economics from Simpson College. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Principal Real Estate Investors, LLC ("Principal - REI"), is an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in

         2000. It manages investments for institutional investors, including Principal Life. Principal - REI's address is 801 Grand Avenue, Des Moines, IA 50392.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Real Estate Securities       Kelly D. Rush




KELLY D. RUSH, CFA . As portfolio manager, Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal - REI, the dedicated real estate group of Principal. He has been managing the real estate stock portfolio since 1997. Previously, Mr. Rush participated in structuring commercial mortgage loans for public real estate companies and the analysis of real estate investment trust issued bonds. He has been with the real estate investment area of the firm since 1987. He earned an MBA in Business Administration and a Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Pyramis Global Advisors, LLC (formerly known as Fidelity Management
         & Research Company) ("Pyramis") is the Sub-Advisor. Pyramis's address is 82 Devonshire Street, Boston, MA 02109.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners International       Cesar Hernandez
           Partners MidCap Growth II    Bahaa W. Fam




BAHAA W. FAM . Mr. Fam is a vice president and a portfolio manager for Pyramis. Mr. Fam joined Pyramis in 1994 and served as the firm's director of quantitative research from 1998-2004. Mr. Fam received a BS in electrical engineering/ computer science from John Hopkins University and an MS with a concentration in optimization theory and economic systems, also from Johns Hopkins.



CESAR E. HERNANDEZ, CFA . Mr. Hernandez is a Senior Vice President and Portfolio Manager at Pyramis. He developed the Select International discipline at Pyramis and has been responsible for managing Select International portfolios on behalf of institutional investors since the discipline's inception. Mr. Hernandez earned his B.S from the Universidad Simon Bolivar and his M.B.A from Babson College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society.

SUB-ADVISOR: Spectrum Asset Management, Inc. ("Spectrum") is an indirect subsidiary of Principal Life, an affiliate of PGI and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Preferred Securities         L. Phillip Jacoby
                                        Bernard M. Sussman




L. PHILLIP JACOBY. . Mr. Jacoby is Sr. Vice President and Portfolio Manager for Spectrum and chairman of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, he was a senior investment officer as USL Capital Corporation, a subsidiary of Ford Motor Corporate, and co-managed a $600 million preferred stock portfolio. He earned his BS in Finance from Boston University.



BERNARD M. SUSSMAN. . Mr. Sussman is Chief Investment Officer of Spectrum and Chair of its Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was a general partner and head of the Preferred Stock area of Goldman Sachs & Co. He was responsible for sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He earned both an MBA in Finance and a Bachelor's degree in Industrial Relations from Cornell University.


SUB-ADVISOR: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 69 years of investment management experience. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend      Anna M. Dopkin
           Partners LargeCap Growth I   Robert W. Sharps




ROBERT W. SHARPS, CFA, CPA . Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.



ANNA M. DOPKIN, CFA. Ms. Dopkin is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Co-Director of U.S. Equity Research, and a member of the firm's Equity Steering Committee. Prior to joining T. Rowe Price in 1996, she worked at Goldman Sachs in it Mortgage Securities Department in New York and London. Ms. Dopkin earned a B.S., magna cum laude, from The Wharton School of the University of Pennsylvania. She has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Growth       Tara R. Hedlund
                                        Christopher K. McHugh
                                        Jason D. Schrotberger




TARA R. HEDLUND, CFA, CPA . Ms. Hedlund joined Turner in 2000. Previously, she was an audit engagement senior at Arthur Andersen LLP. She has been in investment management since 1995. She earned a BBS in Accountancy from Villanova University. She has earned the right to use the Chartered Financial Analyst designation.



CHRISTOPHER K. MCHUGH . Mr. McHugh, Vice President and Senior Portfolio Manager, joined Turner in 1990. Prior to joining Turner, he was a performance specialist at Provident Capital Management. He earned a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University.



JASON D. SCHROTBERGER, CFA . Mr. Schrotberger joined Turner in 2001. Previously, he was an investment analyst at BlackRock Financial Management. He has been in investment management since 1994. He earned a BA in Economics from Denison University and an MBA in Finance from the University of Illinois. He has earned the right to use the Chartered Financial Analyst designation.

SUB-ADVISOR: UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a
         Delaware corporation located at One North Wacker, Chicago, IL 60606, is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG.

Investment decisions for the Partners LargeCap Value I Fund are made by investment management teams at UBS Global AM, including Thomas M. Cole, Thomas
J. Digenan, John C. Leonard and Scott C. Hazen. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.


The day-to-day portfolio management for the Partners SmallCap Growth II Fund is shared by two portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Value I    Thomas M. Cole
                                        Thomas J. Digenan
                                        Scott C. Hazen
                                        John C. Leonard
           Partners SmallCap Growth II  Paul A. Graham, Jr.
                                        David N. Wabnik




THOMAS M. COLE, CFA . Mr. Cole joined UBS Global AM in 1985. Mr. Cole is responsible for the direction and oversight of the research group of the North American Core Equities Team. He is actively involved in security analysis and the portfolio construction process. Mr. Cole's prior experience with the firm includes Senior Analyst (responsible for the retail, food, household and personal products, media, auto and auto parts sectors), managing the US Equity Trading Desk and serving as a Portfolio Manager in the US Fixed Income Group. He is a member of the Association of Investment Management and Research and the Investment Analysts Society of Chicago. He received both his BBA and MBA from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.



THOMAS J. DIGENAN, CFA, CPA . Mr. Digenan joined UBS Global AM in 1993. Mr. Digenan participates in the analysis and development of US Equity portfolio. He is responsible for communicating the firm's equity strategy to clients and investment consultants. Mr. Digenan's prior experience with the firm includes President of mutual funds and relationship funds organization. Prior to joining the firm, Mr. Digenan was a senior manager in the tax department of KPMG Peat Marwick working exclusively in the investment services industry. Mr. Digenan is a member of the Association for Investment Management and Research, the Investment Analysts Society of Chicago and the American Institute of Certified Public Accounts.



PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Head of Growth Investors and Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



SCOTT C. HAZEN, CFA . Mr. Hazen joined UBS Global AM in 1992 and participates in the analysis and development of U.S. Equity portfolios. Prior to joining the portfolio management team in 2004, Mr. Hazen served as a member of the firm's global investment team responsible for providing client service and relationship management to the firm's clients. He earned a BBA from the University of Notre Dame and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation and is a member of the Investment Analysts Society of Chicago.

JOHN C. LEONARD, CFA . Mr. Leonard joined UBS Global AM in 1991. Mr. Leonard Head of North American Equities and is responsible for the development of sector and stock selection strategies within this market. In addition, as Deputy Head of Equities, Mr. Leonard assumes management responsibilities for Japanese, Asian and Australian Equities. Prior to joining UBS Global AM, he worked as an investment analyst at a real estate management company and as a financial advisor with two investment management firms. Mr. Leonard received his AB from Dartmouth College and his MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School.


SUB-ADVISOR: Vaughan Nelson Investment Management, LP ("Vaughan Nelson") is located at 600 Travis Street, Suite 6300, Houston, Texas 77002. Founded in 1970, Vaughan Nelson is a subsidiary of IXIS Asset Management US Group, L.P.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Value II   Chris D. Wallis
                                        Scott J. Weber




CHRIS D. WALLIS, CFA . Mr. Wallis, a Senior Portfolio Manager of Vaughan Nelson, joined the firm in 1999. He received a B.B.A. fro Baylor University and an M.B.A. from Harvard Business School. Mr. Wallis holds the designation of Chartered Financial Analyst and has over 14 years of investment/financial analysis and accounting experience.



SCOTT J. WEBER . Mr. Weber, a Portfolio Manager of Vaughan Nelson, joined the firm in 2003. Prior to joining Vaughan Nelson, he was a vice president from 2001 to 2003 and a senior associated from 2000 to 2001 of RBC Capital Markets. Mr. Weber received a B.S. from the University of the South and an M.B.A. from Tulane University. Mr. Weber holds the designation of Chartered Financial Analyst and has over nine years of investment management and financial analysis experience.


DUTIES OF PRINCIPAL AND SUB-ADVISORS
Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

Several of the Funds have multiple Sub-Advisors. For those Funds, Principal determines the portion of the Fund's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

THE SUB-SUB-ADVISORS
Principal Global Investors, LLC ("PGI") has entered into sub-sub-advisory agreements for various Funds. Under these agreements, each sub-sub-advisor has agreed to assume the obligations of PGI for a certain portion of the Fund's assets. The sub-sub-advisor is paid a fee by PGI.

PGI is the sub-advisor for the Bond & Mortgage Securities Fund. Day-to-day management decisions concerning a portion of the Bond & Mortgage Securities Fund's portfolio are made by Spectrum Asset Management, Inc. ("Spectrum"), and Post Advisory Group, LLC ("Post") each of which serves as sub-sub-advisor. Similar day-to-day management decisions concerning a portion of the High Quality Intermediate-Term Bond Fund's portfolio are made by Spectrum and such decisions for a portion of the Ultra Short Bond Fund's portfolio are made by Post.


See the discussion regarding Spectrum provided in connection with the Preferred Securities Fund for a description of the firm and the individuals who serve as portfolio managers.


SUB-SUB-ADVISOR: Post Advisory Group, LLC ("Post") is an affiliate of PGI and a member of the Principal Financial Group. Post was founded in April 1992. Its address is 11755 Wilshire Boulevard, Los Angeles, CA 90025.


LAWRENCE A. POST . Mr. Post is a chief executive officer and chief investment officer for Post. He has over 35 years experience in the investment business, including 25 years in the high yield bond market. Prior to founding Post Advisory Group in 1992, he founded the high yield bond department at Smith Barney, and subsequently served as director of high yield research at Salomon Brothers and co-director of research and senior trader at Drexel Burnham Lambert. He earned an MBA in Business Administration from the University of Pennsylvania's Wharton School of Business and a Bachelor's degree from Lehigh University.



ALLAN SCHWEITZER . Mr. Schweitzer is a Managing Director at Post. Prior to joining Post in 2000, he was a senior high yield analyst at Trust Company of the West ("TCW"). Prior to TCW, he was a high yield research analyst at Putnam Investments. Mr. Schweitzer earned a Bachelor's degree in Business Administration from Washington University at St. Louis and a Master's in Business Administration from the University of Chicago with a concentration in analytical finance and international economics.


FEES PAID TO PRINCIPAL
The Fund pays Principal a fee for its services, which includes any fee Principal pays to the Sub-Advisor. The fee each Fund paid (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2006 was:

       Bond & Mortgage                      Partners MidCap Growth
       Securities               0.53%       II                          1.00%
       Disciplined LargeCap
       Blend                    0.59%       Partners MidCap Value I     1.00%
       Diversified
       International            0.90%       Partners SmallCap Blend     1.00%
       Government & High                    Partners SmallCap
       Quality Bond             0.40%       Growth I                    1.10%
       High Quality                         Partners SmallCap
       Intermediate-Term Bond   0.40%       Growth II                   1.00%
                                            Partners SmallCap
       Inflation Protection     0.40%       Growth III                  1.10%
       International Emerging
       Markets                  1.35%/(1)/  Partners SmallCap Value     1.00%
                                            Partners SmallCap Value
       International Growth     0.99%       I                           1.00%
                                            Partners SmallCap Value
       LargeCap Growth          0.54%/(2)/  II                          1.00%
       LargeCap S&P 500 Index   0.15%       Preferred Securities        0.75%
       LargeCap Value           0.45%       Principal LifeTime 2010   0.1225%
       MidCap Blend             0.64%       Principal LifeTime 2020   0.1225%
       MidCap Growth            0.65%       Principal LifeTime 2030   0.1225%
       MidCap S&P 400 Index     0.15%       Principal LifeTime 2040   0.1225%
       MidCap Value             0.65%       Principal LifeTime 2050   0.1225%
                                            Principal Lifetime
       Money Market             0.40%       Strategic Income          0.1225%
       Partners Global Equity   0.95%       Real Estate Securities      0.84%
       Partners International   1.09%       SAM Balanced              N/A/(3)/
       Partners LargeCap                    SAM Conservative
       Blend                    0.74%       Balanced                  N/A/(3)/
       Partners LargeCap
       Blend I                  0.45%       SAM Conservative Growth   N/A/(3)/
       Partners LargeCap
       Growth                   1.00%       SAM Flexible Income       N/A/(3)/
       Partners LargeCap
       Growth
       I                        0.74%       SAM Strategic Growth      N/A/(3)/
       Partners LargeCap
       Growth
       II                       0.99%       Short-Term Bond             0.40%
       Partners LargeCap
       Value                    0.77%       SmallCap Blend              0.75%
       Partners LargeCap
       Value I                  0.80%       SmallCap Growth             0.75%
       Partners LargeCap
       Value II                 0.85%       SmallCap S&P 600 Index      0.15%
       Partners MidCap Growth   1.00%       SmallCap Value              0.75%
       Partners MidCap Growth
       I                        1.00%       Ultra Short Bond            0.40%
       Partners MidCap Value    1.00%

/ //(1) /The Fund's management fees have decreased effective October 1, 2006.

                                  FIRST $500  NEXT $500  NEXT $500   OVER $1.5
              FUND                 MILLION     MILLION    MILLION     BILLION
              ----                 -------     -------    -------     -------
International Emerging Markets      1.20%       1.18%      1.16%       1.15%


/ //(2) /The Fund's management fees have increased effective January 16, 2007.

                             FIRST $500  NEXT $500  NEXT $1  NEXT $1   OVER $3
           FUND               MILLION     MILLION   BILLION  BILLION   BILLION
           ----               -------     -------   -------  -------   -------
LargeCap Growth                0.68%       0.65%     0.62%    0.58%     0.55%


/ /

/ //(3)/ Each of the Funds in the table below pays a fee to Principal (as a percentage of the average daily net assets) as shown.

                        FIRST $500  NEXT $500  NEXT $1  NEXT $1  NEXT $1  NEXT $1   OVER $5
         FUND            MILLION     MILLION   BILLION  BILLION  BILLION  BILLION   BILLION
         ----            -------     -------   -------  -------  -------  -------   -------
SAM Balanced Portfolio
*                         0.55%       0.50%     0.45%    0.40%    0.35%    0.30%     0.25%
SAM Conservative
Balanced Portfolio *      0.55        0.50      0.45     0.40     0.35     0.30      0.25
SAM Conservative
Growth Portfolio *        0.55        0.50      0.45     0.40     0.35     0.30      0.25
SAM Flexible Income
Portfolio *               0.55        0.50      0.45     0.40     0.35     0.30      0.25
SAM Strategic Growth
Portfolio *               0.55        0.50      0.45     0.40     0.35     0.30      0.25
* Breakpoints based on aggregate SAM Portfolio net assets



A discussion regarding the basis for the Board of Directors approving the management agreement with Principal and the sub-advisory agreements with each Sub-Advisor is available in the semi-annual report to shareholders for the period ended April 30, 2006 and in the annual report to shareholders for the fiscal year ended October 31, 2006.

The Fund and Principal, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. For any Fund that is relying on that order, Principal may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

Principal will continue to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the other purchasers, and the Fund states in its prospectus that it intends to rely on the order.

The shareholders of each of the Funds have approved the Fund's reliance on the order; however, only the Partners Global Equity, Partners International, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners LargeCap Value I, Partners LargeCap Value II, Partners MidCap Growth, Partners MidCap Growth I, Partners MidCap Growth II, Partners MidCap Value, Partners MidCap Value I, Partners SmallCap Blend, Partners SmallCap Growth I, Partners SmallCap Growth II, Partners SmallCap Growth III, Partners SmallCap Value, Partners SmallCap Value I, and Partners SmallCap Value II Funds intend to rely on the order.


PRICING OF FUND SHARES


Each Fund's shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading, generally New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in good order by us at our transaction processing center. In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):
  . on a day that the NYSE is open and
  . prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.


If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.


For all Funds, except the Money Market Fund, the share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

The securities of the Money Market Fund are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information.


NOTES:

.. If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund's NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to "fair value" some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund's NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If Principal believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund's NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

  The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if Principal determines that doing so would be in the best interests of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.



DISTRIBUTIONS IN KIND . Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund's portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.



REDEMPTION FEES . The Fund board of directors has determined that it is not necessary to impose a fee upon the redemption of fund shares, because the Fund has adopted transfer restrictions as described in "Exchange of Fund Shares."

EXCHANGE OF FUND SHARES


An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. A shareholder, including a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary or an employee benefit plan imposes, Fund shares may be exchanged, without charge, for shares of any other Fund of Principal Investors Fund, provided that:
.. the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund, .. the share class of such other Fund is available through the plan, and .. the share class of such other Fund is available in the shareholder's state of residence.

All exchanges completed on the same day are considered a single exchange for purposes of this exchange limitation. In addition, the Fund will reject an order to purchase shares of any Fund, except shares of the Money Market Fund, if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions.


If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange restriction described above, Fund management may waive this restriction in lieu of the exchange limitation that the intermediary is able to impose if, in management's judgment, such limitation is reasonably likely to prevent excessive trading in Fund shares. In order to prevent excessive exchanges, and under other circumstances where the Fund Board of Directors or Principal believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.


FREQUENT PURCHASES AND REDEMPTIONS

The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.


Frequent purchases and redemptions pose a risk to the Funds because they may:
.. Disrupt the management of the Funds by:
  . forcing the Funds to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund; and
  . causing unplanned portfolio turnover;
.. Hurt the portfolio performance of the Funds; and
.. Increase expenses of the Funds due to:
  . increased broker-dealer commissions and
  . increased recordkeeping and related costs.

Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage.


The Funds have adopted procedures to "fair value" foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds. The Board of Directors of the Fund has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds may be negatively impacted and may cause investors to suffer the harms described. The potential negative impact and harms of undetected excessive trading in shares of the underlying Funds in which the Principal LifeTime Funds or Strategic Asset Management Funds invest could flow through to the Principal LifeTime Funds and Strategic Asset Management Funds as they would for any Fund shareholder. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. If we are not able to identify such abusive trading practices, the abuses described above may negatively impact the Funds.

The Funds have adopted an exchange frequency restriction, described above in "Exchange of Fund Shares" to limit excessive trading in fund shares.


DIVIDENDS AND DISTRIBUTIONS

The Funds pay their net investment income to shareholders of record on the business day prior to the payment date. The payment schedule is as follows:

.. The Bond & Mortgage Securities, Government & High Quality Bond, Inflation
  Protection, and Short-Term Bond Funds pay their net investment income on a monthly basis. The payment date is the last business day of each month.
.. The Preferred Securities, SAM Flexible Income, Conservative Balanced,
  Conservative Growth, and Balanced Portfolios and the Real Estate Securities Fund each pay their net investment income on a quarterly basis. The payment date is the last business day of March, June, September, and December.
.. The other Funds (except Money Market and Ultra Short Bond) pay their net investment income on an annual basis. The payment date is the last business day of the year.

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Dividend and capital gain distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

The Money Market Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund.


The Money Market Fund does not seek to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends.

The Ultra Short Bond Fund declares dividends of all its daily net investment income each day its shares are priced. Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates, consequently, differences, if any, will be included in the calculation of subsequent dividends. On the last business day of each month (or the previous business day) the Fund will pay out its accumulated declared dividends.

FUND ACCOUNT INFORMATION


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid, and other information.

This information may also be accessed by accessing www.principal.com.


ORDERS PLACED BY INTERMEDIARIES
Principal Investors Fund may have an agreement with your intermediary, such as a broker-dealer, third party administrator, or trust company, that permits the intermediary to accept orders on behalf of the Fund until 3 p.m. Central Time. The agreement may include authorization for your intermediary to designate other intermediaries ("sub-designees") to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 3 p.m. Central Time, transmits it to the Fund and pays for it in accordance with the agreement, the Fund will price the order at the next NAV it computes after your intermediary or sub-designee received your order. NOTE: The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the New York Stock Exchange closes at a time other than 3 p.m. Central Time.

MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

PROCEDURES FOR OPENING AN ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver's license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identify within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.


FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent registered public accounting firm, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

PORTFOLIO HOLDINGS INFORMATION


The Fund will publish month-end portfolio holdings information for the Funds described in this Prospectus on the principal.com website and the PrincipalFunds.com website on the last business day of the following month. The information will include all of each Fund's holdings, and may include information regarding the top ten holdings as well. The information will remain on the website until the Fund files portfolio holding information with the SEC for a period that includes the date on which the holdings are published on the websites. Also, from time to time, information relating to the impact of specific events, such as national disasters, corporate debt defaults, or similar events, on a Fund's portfolio will be published on the website.


Third parties who need portfolio holdings information to provide services to the Funds may be provided such information prior to its posting on the website, solely for legitimate business purposes and subject to confidentiality agreements. A description of the Funds' policies and procedures with respect to the disclosure of the portfolio securities is available in the Funds' Statement of Additional Information.


FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions).


The financial statements for the Fund were audited by Ernst & Young LLP, whose report, along with the financial statements, is included in the most recent annual report for the Fund. To receive a copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-247-4123.


                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.


Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):



                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
BOND & MORTGAGE SECURITIES FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 10.57     $ 10.86     $ 10.66      $ 10.59     $ 10.68
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.45        0.37        0.34         0.31        0.46
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.04      (0.28)        0.20         0.11      (0.05)
                          Total From Investment Operations         0.49        0.09        0.54         0.42        0.41
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.43)      (0.37)      (0.34)       (0.35)      (0.44)
     Distributions from Realized Gains....................           -       (0.01)          -            -       (0.06)
                         Total Dividends and Distributions       (0.43)      (0.38)      (0.34)       (0.35)      (0.50)
Net Asset Value, End of Period                                  $ 10.63     $ 10.57     $ 10.86      $ 10.66     $ 10.59
Total Return..............................................        4.79%       0.79%       5.17%        4.05%       4.08%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $50,633     $35,016     $28,547      $14,430      $2,237
     Ratio of Expenses to Average Net Assets..............        1.14%       1.33%       1.15%        1.12%       1.12%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(b).............        1.10%       1.12%       1.12%           -%          -%
     Ratio of Net Investment Income to Average Net Assets.        4.25%       3.47%       3.15%        2.92%       4.35%
     Portfolio Turnover Rate..............................       274.5% 202.1%(  c)      150.5%        91.0%       46.7%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
BOND & MORTGAGE SECURITIES FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 10.55     $ 10.84     $ 10.63      $ 10.57     $ 10.67
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.42        0.35        0.32         0.30        0.55
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.05      (0.28)        0.21         0.10      (0.16)
                          Total From Investment Operations         0.47        0.07        0.53         0.40        0.39
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.42)      (0.35)      (0.32)       (0.34)      (0.43)
     Distributions from Realized Gains....................           -       (0.01)          -            -       (0.06)
                         Total Dividends and Distributions       (0.42)      (0.36)      (0.32)       (0.34)      (0.49)
Net Asset Value, End of Period                                  $ 10.60     $ 10.55     $ 10.84      $ 10.63     $ 10.57
Total Return..............................................        4.52%       0.61%       5.09%        3.77%       3.80%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $42,548     $39,797     $31,801      $12,537        $388
     Ratio of Expenses to Average Net Assets..............        1.33%       1.51%       1.34%        1.30%       1.30%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(b).............        1.28%       1.30%       1.30%           -%          -%
     Ratio of Net Investment Income to Average Net Assets.        4.04%       3.29%       2.95%        2.71%       4.27%
     Portfolio Turnover Rate..............................       274.5%   202.1%(c)      150.5%        91.0%       46.7%


                                                                   2006        2005
BOND & MORTGAGE SECURITIES FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 10.61     $ 10.88
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.42        0.36
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.03      (0.28)
                          Total From Investment Operations         0.45        0.08
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.40)      (0.34)
     Distributions from Realized Gains....................           -       (0.01)
                         Total Dividends and Distributions       (0.40)      (0.35)
Net Asset Value, End of Period                                  $ 10.66     $ 10.61
Total Return..............................................        4.35%       0.66%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $4,536        $752
     Ratio of Expenses to Average Net Assets..............        1.43%       1.67%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(b).............        1.41%       1.43%
     Ratio of Net Investment Income to Average Net Assets.        3.98%       3.27%
     Portfolio Turnover Rate..............................       274.5%   202.1%(c)


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
BOND & MORTGAGE SECURITIES FUND
Preferred shares
Net Asset Value, Beginning of Period......................      $ 10.58     $ 10.87     $ 10.67      $ 10.60     $ 10.68
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.48        0.41        0.37         0.35        0.48
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.05      (0.29)        0.20         0.11      (0.02)
                          Total From Investment Operations         0.53        0.12        0.57         0.46        0.46
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.47)      (0.40)      (0.37)       (0.39)      (0.48)
     Distributions from Realized Gains....................           -       (0.01)          -            -       (0.06)
                         Total Dividends and Distributions       (0.47)      (0.41)      (0.37)       (0.39)      (0.54)
Net Asset Value, End of Period                                  $ 10.64     $ 10.58     $ 10.87      $ 10.67     $ 10.60
Total Return..............................................        5.11%       1.10%       5.48%        4.37%       4.50%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $95,496     $65,637     $43,420      $33,930      $8,142
     Ratio of Expenses to Average Net Assets..............        0.83%       1.02%       0.84%        0.81%       0.81%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(b).............        0.79%       0.81%       0.81%           -%          -%
     Ratio of Net Investment Income to Average Net Assets.        4.56%       3.79%       3.46%        3.23%       4.51%
     Portfolio Turnover Rate..............................       274.5%   202.1%(c)      150.5%        91.0%       46.7%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
BOND & MORTGAGE SECURITIES FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 10.71     $ 10.99     $ 10.78      $ 10.65     $ 10.67
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.47        0.40        0.36         0.34        1.08
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.04      (0.28)        0.21         0.16      (0.58)
                          Total From Investment Operations         0.51        0.12        0.57         0.50        0.50
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.45)      (0.39)      (0.36)       (0.37)      (0.46)
     Distributions from Realized Gains....................           -       (0.01)          -            -       (0.06)
                         Total Dividends and Distributions       (0.45)      (0.40)      (0.36)       (0.37)      (0.52)
Net Asset Value, End of Period                                  $ 10.77     $ 10.71     $ 10.99      $ 10.78     $ 10.65
Total Return..............................................        4.92%       1.06%       5.39%        4.79%       4.96%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $18,009      $8,635      $2,274         $912        $113
     Ratio of Expenses to Average Net Assets..............        0.95%       1.15%       0.96%        0.93%       0.92%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(b).............        0.91%       0.93%       0.93%           -%          -%
     Ratio of Net Investment Income to Average Net Assets.        4.46%       3.69%       3.35%        3.12%       4.69%
     Portfolio Turnover Rate..............................       274.5%   202.1%(c)      150.5%        91.0%       46.7%


a) Calculated based on average shares outstanding during the period.

(b) Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.

(c) Portfolio turnover rate excludes approximately $213,484,000 of securities from the acquisition of Principal Bond Fund, Inc.






                                                                   2006        2005        2004 2003(     a)
                                                                   ----        ----        ---- ----
DISCIPLINED LARGECAP BLEND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 14.23     $ 12.89     $ 12.07      $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.09        0.08        0.06         0.04
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.88        1.39        1.07         2.03
                          Total From Investment Operations         1.97        1.47        1.13         2.07
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.04)      (0.07)      (0.04)           -
     Distributions from Realized Gains....................       (0.20)      (0.06)      (0.27)           -
                         Total Dividends and Distributions       (0.24)      (0.13)      (0.31)           -
Net Asset Value, End of Period                                  $ 15.96     $ 14.23     $ 12.89      $ 12.07
Total Return..............................................       14.03%      11.44%       9.55%  20.70%(  c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $5,740         $34          $9         $121
     Ratio of Expenses to Average Net Assets..............        1.16%       1.17%       1.17% 1.17%(    d)
     Ratio of Net Investment Income to Average Net Assets.        0.58%       0.59%       0.44%     0.45%(d)
     Portfolio Turnover Rate..............................        92.4% 86.7%(   e)      106.2%    109.2%(d)


                                                                   2006        2005        2004      2003(a)
                                                                   ----        ----        ----      ----
DISCIPLINED LARGECAP BLEND FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 14.18     $ 12.87     $ 12.05      $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.08        0.04        0.03         0.02
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.86        1.40        1.08         2.03
                          Total From Investment Operations         1.94        1.44        1.11         2.05
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.02)      (0.07)      (0.02)           -
     Distributions from Realized Gains....................       (0.20)      (0.06)      (0.27)           -
                         Total Dividends and Distributions       (0.22)      (0.13)      (0.29)           -
Net Asset Value, End of Period                                  $ 15.90     $ 14.18     $ 12.87      $ 12.05
Total Return..............................................       13.80%      11.21%       9.37%    20.50%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,937        $253         $10         $120
     Ratio of Expenses to Average Net Assets..............        1.34%       1.35%       1.35%     1.35%(d)
     Ratio of Net Investment Income to Average Net Assets.        0.51%       0.31%       0.26%     0.27%(d)
     Portfolio Turnover Rate..............................        92.4%    86.7%(e)      106.2%    109.2%(d)


                                                                   2006        2005
DISCIPLINED LARGECAP BLEND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 14.24     $ 12.95
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.02        0.07
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.91        1.34
                          Total From Investment Operations         1.93        1.41
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.06)
     Distributions from Realized Gains....................       (0.20)      (0.06)
                         Total Dividends and Distributions       (0.20)      (0.12)
Net Asset Value, End of Period                                  $ 15.97     $ 14.24
Total Return..............................................       13.68%      10.97%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,244         $12
     Ratio of Expenses to Average Net Assets..............        1.47%       1.48%
     Ratio of Net Investment Income to Average Net Assets.        0.11%       0.48%
     Portfolio Turnover Rate..............................        92.4%    86.7%(e)


                                                                   2006        2005        2004      2003(a)
                                                                   ----        ----        ----      ----
DISCIPLINED LARGECAP BLEND FUND
Preferred shares
Net Asset Value, Beginning of Period......................      $ 14.31     $ 12.93     $ 12.10      $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.13        0.15        0.09         0.07
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.90        1.36        1.09         2.03
                          Total From Investment Operations         2.03        1.51        1.18         2.10
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.09)      (0.07)      (0.08)           -
     Distributions from Realized Gains....................       (0.20)      (0.06)      (0.27)           -
                         Total Dividends and Distributions       (0.29)      (0.13)      (0.35)           -
Net Asset Value, End of Period                                  $ 16.05     $ 14.31     $ 12.93      $ 12.10
Total Return..............................................       14.37%      11.75%       9.94%    21.00%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,565         $20         $10         $121
     Ratio of Expenses to Average Net Assets..............        0.85%       0.86%       0.86%     0.86%(d)
     Ratio of Net Investment Income to Average Net Assets.        0.88%       1.09%       0.75%     0.76%(d)
     Portfolio Turnover Rate..............................        92.4%    86.7%(e)      106.2%    109.2%(d)


                                                                   2006        2005        2004      2003(a)
                                                                   ----        ----        ----      ----
DISCIPLINED LARGECAP BLEND FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 14.28     $ 12.91     $ 12.08      $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.11        0.09        0.08         0.06
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.89        1.41        1.09         2.02
                          Total From Investment Operations         2.00        1.50        1.17         2.08
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.07)      (0.07)      (0.07)           -
     Distributions from Realized Gains....................       (0.20)      (0.06)      (0.27)           -
                         Total Dividends and Distributions       (0.27)      (0.13)      (0.34)           -
Net Asset Value, End of Period                                  $ 16.01     $ 14.28     $ 12.91      $ 12.08
Total Return..............................................       14.20%      11.68%       9.83%    20.80%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $5,195        $183          $9         $121
     Ratio of Expenses to Average Net Assets..............        0.97%       0.98%       0.98%     0.98%(d)
     Ratio of Net Investment Income to Average Net Assets.        0.76%       0.66%       0.63%     0.64%(d)
     Portfolio Turnover Rate..............................        92.4%    86.7%(e)      106.2%    109.2%(d)


(a)  Period from December 30, 2002, date operations  commenced,  through October
     31, 2003.

(b) Calculated based on average shares outstanding during the period.

(c)  Total  return  amounts  have  not  been  annualized.

(d)  Computed on an  annualized  basis.

(e) Portfolio turnover rate excludes approximately $102,898,000 of securities from the acquisition of Principal Balanced Fund, Inc.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
DIVERSIFIED INTERNATIONAL FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 11.38      $ 9.31      $ 8.00       $ 6.51      $ 7.40
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.12        0.08        0.06         0.07      (0.02)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         3.25        2.25        1.27         1.45      (0.87)
                          Total From Investment Operations         3.37        2.33        1.33         1.52      (0.89)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.02)      (0.05)      (0.02)       (0.03)          -
     Distributions from Realized Gains....................       (0.46)      (0.21)          -            -           -
                         Total Dividends and Distributions       (0.48)      (0.26)      (0.02)       (0.03)          -
Net Asset Value, End of Period                                  $ 14.27     $ 11.38      $ 9.31       $ 8.00      $ 6.51
Total Return..............................................       30.56%      25.38%      16.59%       23.36%    (12.03)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $44,461     $13,847      $8,156       $4,173      $3,304
     Ratio of Expenses to Average Net Assets..............        1.46%       1.47%       1.46%        1.47%       1.47%
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.47%(   b)     1.47%(b)    1.47%(b)
     Ratio of Net Investment Income to Average Net Assets.        0.88%       0.79%       0.73%        0.95%       0.46%
     Portfolio Turnover Rate..............................       107.5% 202.7%(  c) 160.2%(  d) 162.2%(   e)       71.4%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
DIVERSIFIED INTERNATIONAL FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 11.30      $ 9.25      $ 7.96       $ 6.47      $ 7.38
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.09        0.07        0.05         0.04      (0.02)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         3.25        2.23        1.24         1.47      (0.89)
                          Total From Investment Operations         3.34        2.30        1.29         1.51      (0.91)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.04)          -        (0.02)          -
     Distributions from Realized Gains....................       (0.46)      (0.21)          -            -           -
                         Total Dividends and Distributions       (0.46)      (0.25)          -        (0.02)          -
Net Asset Value, End of Period                                  $ 14.18     $ 11.30      $ 9.25       $ 7.96      $ 6.47
Total Return..............................................       30.46%      25.31%      16.23%       23.30%    (12.33)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $22,784      $9,270      $5,573       $3,060      $3,172
     Ratio of Expenses to Average Net Assets..............        1.64%       1.65%       1.64%        1.65%       1.65%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.65%(b)     1.65%(b)    1.65%(b)
     Ratio of Net Investment Income to Average Net Assets.        0.67%       0.64%       0.53%        0.61%       0.38%
     Portfolio Turnover Rate..............................       107.5%   202.7%(c)   160.2%(d)    162.2%(e)       71.4%


                                                                   2006        2005
DIVERSIFIED INTERNATIONAL FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 11.37      $ 9.36
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.08        0.06
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         3.25        2.20
                          Total From Investment Operations         3.33        2.26
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.04)
     Distributions from Realized Gains....................       (0.46)      (0.21)
                         Total Dividends and Distributions       (0.46)      (0.25)
Net Asset Value, End of Period                                  $ 14.24     $ 11.37
Total Return..............................................       30.17%      24.56%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $3,787        $319
     Ratio of Expenses to Average Net Assets..............        1.77%       1.78%
     Ratio of Net Investment Income to Average Net Assets.        0.62%       0.51%
     Portfolio Turnover Rate..............................       107.5%   202.7%(c)


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
DIVERSIFIED INTERNATIONAL FUND
Preferred shares
Net Asset Value, Beginning of Period......................      $ 11.43      $ 9.32      $ 8.01       $ 6.51      $ 7.41
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.15        0.12        0.09         0.08      (0.01)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         3.28        2.25        1.26         1.47      (0.85)
                          Total From Investment Operations         3.43        2.37        1.35         1.55      (0.86)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.06)      (0.05)      (0.04)       (0.05)      (0.04)
     Distributions from Realized Gains....................       (0.46)      (0.21)          -            -           -
                         Total Dividends and Distributions       (0.52)      (0.26)      (0.04)       (0.05)      (0.04)
Net Asset Value, End of Period                                  $ 14.34     $ 11.43      $ 9.32       $ 8.01      $ 6.51
Total Return..............................................       31.00%      25.82%      16.93%       23.90%    (11.61)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $53,609     $20,799     $10,120       $7,169      $4,166
     Ratio of Expenses to Average Net Assets..............        1.15%       1.16%       1.15%        1.16%       1.16%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.16%(b)     1.16%(b)    1.16%(b)
     Ratio of Net Investment Income to Average Net Assets.        1.12%       1.12%       0.99%        1.15%       0.75%
     Portfolio Turnover Rate..............................       107.5%   202.7%(c)   160.2%(d)    162.2%(e)       71.4%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
DIVERSIFIED INTERNATIONAL FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 11.52      $ 9.43      $ 8.08       $ 6.50      $ 7.41
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.15        0.11        0.09         0.08      (0.01)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         3.29        2.24        1.29         1.54      (0.87)
                          Total From Investment Operations         3.44        2.35        1.38         1.62      (0.88)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.04)      (0.05)      (0.03)       (0.04)      (0.03)
     Distributions from Realized Gains....................       (0.46)      (0.21)          -            -           -
                         Total Dividends and Distributions       (0.50)      (0.26)      (0.03)       (0.04)      (0.03)
Net Asset Value, End of Period                                  $ 14.46     $ 11.52      $ 9.43       $ 8.08      $ 6.50
Total Return..............................................       30.87%      25.28%      17.14%       25.01%    (11.96)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $16,510        $772      $1,431          $60      $2,381
     Ratio of Expenses to Average Net Assets..............        1.27%       1.28%       1.28%        1.28%       1.28%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.28%(b)     1.28%(b)    1.28%(b)
     Ratio of Net Investment Income to Average Net Assets.        1.11%       1.06%       1.03%        1.03%       0.76%
     Portfolio Turnover Rate..............................       107.5%   202.7%(c)   160.2%(d)    162.2%(e)       71.4%


(a)  Calculated based on average shares outstanding during the period.

(b)  Expense  ratio without  commission  rebates.

(c)  Portfolio turnover rate excludes  approximately  $279,644,000 of securities from the  acquisition of Principal  International  Fund, Inc. and Principal
     International   SmallCap  Fund,   Inc.  and   $19,133,000   from  portfolio
     realignment.

(d) Portfolio turnover rate excludes approximately $7,549,000 from portfolio realignment from the acquisition of International SmallCap Fund.

(e)  Portfolio  turnover  rate excludes  approximately  $8,876,000 of securities
     from  the   acquisitions   of  European  Fund,   Pacific  Basin  Fund,  and
     International SmallCap Fund and $5,654,000 from portfolio realignment.






                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
GOVERNMENT & HIGH QUALITY BOND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 10.06     $ 10.33     $ 10.31      $ 10.55     $ 10.52
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.39        0.34        0.30         0.29        0.75
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.03      (0.28)        0.09       (0.16)      (0.23)
                          Total From Investment Operations         0.42        0.06        0.39         0.13        0.52
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.40)      (0.33)      (0.37)       (0.37)      (0.49)
                         Total Dividends and Distributions       (0.40)      (0.33)      (0.37)       (0.37)      (0.49)
Net Asset Value, End of Period                                  $ 10.08     $ 10.06     $ 10.33      $ 10.31     $ 10.55
Total Return..............................................        4.27%       0.57%       3.89%        1.22%       5.09%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $8,517      $5,266      $2,980       $1,101        $236
     Ratio of Expenses to Average Net Assets..............        1.08%       0.99%       0.97%        0.97%       0.97%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(b).............        0.97%       0.97%          -%           -%          -%
     Ratio of Net Investment Income to Average Net Assets.        3.95%       3.28%       2.90%        2.78%       4.77%
     Portfolio Turnover Rate..............................       271.5% 542.3%(  c)       95.2%       219.5%       49.9%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
GOVERNMENT & HIGH QUALITY BOND FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 10.06     $ 10.33     $ 10.31      $ 10.55     $ 10.51
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.37        0.32        0.28         0.28        0.52
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.02      (0.28)        0.10       (0.17)      (0.01)
                          Total From Investment Operations         0.39        0.04        0.38         0.11        0.51
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.38)      (0.31)      (0.36)       (0.35)      (0.47)
                         Total Dividends and Distributions       (0.38)      (0.31)      (0.36)       (0.35)      (0.47)
Net Asset Value, End of Period                                  $ 10.07     $ 10.06     $ 10.33      $ 10.31     $ 10.55
Total Return..............................................        3.98%       0.39%       3.71%        1.04%       5.00%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $8,588      $7,427      $6,096       $4,020        $582
     Ratio of Expenses to Average Net Assets..............        1.26%       1.17%       1.15%        1.15%       1.15%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(b).............        1.15%       1.15%          -%           -%          -%
     Ratio of Net Investment Income to Average Net Assets.        3.74%       3.09%       2.76%        2.60%       4.55%
     Portfolio Turnover Rate..............................       271.5%   542.3%(c)       95.2%       219.5%       49.9%


                                                                   2006        2005
GOVERNMENT & HIGH QUALITY BOND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 10.11     $ 10.36
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.37        0.31
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.01      (0.26)
                          Total From Investment Operations         0.38        0.05
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.37)      (0.30)
                         Total Dividends and Distributions       (0.37)      (0.30)
Net Asset Value, End of Period                                  $ 10.12     $ 10.11
Total Return..............................................        3.82%       0.45%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $657        $177
     Ratio of Expenses to Average Net Assets..............        1.38%       1.31%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(b).............        1.28%       1.28%
     Ratio of Net Investment Income to Average Net Assets.        3.69%       3.01%
     Portfolio Turnover Rate..............................       271.5%   542.3%(c)


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
GOVERNMENT & HIGH QUALITY BOND FUND
Preferred shares
Net Asset Value, Beginning of Period......................      $ 10.08     $ 10.35     $ 10.34      $ 10.57     $ 10.52
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.43        0.37        0.34         0.32        0.48
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.02      (0.28)        0.08       (0.15)        0.09
                          Total From Investment Operations         0.45        0.09        0.42         0.17        0.57
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.43)      (0.36)      (0.41)       (0.40)      (0.52)
                         Total Dividends and Distributions       (0.43)      (0.36)      (0.41)       (0.40)      (0.52)
Net Asset Value, End of Period                                  $ 10.10     $ 10.08     $ 10.35      $ 10.34     $ 10.57
Total Return..............................................        4.58%       0.87%       4.11%        1.63%       5.61%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $13,126     $11,031      $7,084       $4,853      $1,599
     Ratio of Expenses to Average Net Assets..............        0.77%       0.68%       0.66%        0.66%       0.66%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(b).............        0.66%       0.66%          -%           -%          -%
     Ratio of Net Investment Income to Average Net Assets.        4.24%       3.58%       3.26%        3.09%       4.96%
     Portfolio Turnover Rate..............................       271.5%   542.3%(c)       95.2%       219.5%       49.9%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
GOVERNMENT & HIGH QUALITY BOND FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 10.08     $ 10.35     $ 10.33      $ 10.57     $ 10.52
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.41        0.36        0.32         0.30        1.18
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.03      (0.28)        0.09       (0.15)      (0.62)
                          Total From Investment Operations         0.44        0.08        0.41         0.15        0.56
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.42)      (0.35)      (0.39)       (0.39)      (0.51)
                         Total Dividends and Distributions       (0.42)      (0.35)      (0.39)       (0.39)      (0.51)
Net Asset Value, End of Period                                  $ 10.10     $ 10.08     $ 10.35      $ 10.33     $ 10.57
Total Return..............................................        4.46%       0.76%       4.08%        1.41%       5.48%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $2,010      $2,046      $1,140         $745        $106
     Ratio of Expenses to Average Net Assets..............        0.89%       0.80%       0.78%        0.78%       0.77%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(b).............        0.78%       0.78%          -%           -%          -%
     Ratio of Net Investment Income to Average Net Assets.        4.11%       3.48%       3.12%        3.00%       4.97%
     Portfolio Turnover Rate..............................       271.5%   542.3%(c)       95.2%       219.5%       49.9%



(a)  Calculated  based on average  shares  outstanding  during the  period.

(b) Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.

(c) Portfolio turnover rate excludes approximately $343,164,000 of securities from the acquisition of Principal Government Securities Fund Income, Inc.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 10.53     $ 10.62     $ 10.55      $ 10.54     $ 10.65
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.43        0.33        0.30         0.39        0.49
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.04      (0.24)        0.18         0.02      (0.03)
                          Total From Investment Operations         0.47        0.09        0.48         0.41        0.46
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.26)      (0.12)      (0.33)       (0.40)      (0.48)
     Distributions from Realized Gains....................       (0.01)      (0.06)      (0.08)           -       (0.09)
                         Total Dividends and Distributions       (0.27)      (0.18)      (0.41)       (0.40)      (0.57)
Net Asset Value, End of Period                                  $ 10.73     $ 10.53     $ 10.62      $ 10.55     $ 10.54
Total Return..............................................        4.57%       0.90%       4.68%        3.97%       4.61%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $47,919     $39,642     $35,407         $818      $1,932
     Ratio of Expenses to Average Net Assets..............        1.28%       1.23%       1.01%        0.97%       0.97%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(b).............        0.97%       0.97%       0.97%           -%          -%
     Ratio of Net Investment Income to Average Net Assets.        4.09%       3.15%       2.88%        3.73%       4.67%
     Portfolio Turnover Rate..............................       268.6% 177.4%(  c)      152.5%        71.3%       60.8%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 10.51     $ 10.61     $ 10.54      $ 10.54     $ 10.65
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.41        0.32        0.29         0.38        0.48
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.03      (0.24)        0.18         0.01      (0.04)
                          Total From Investment Operations         0.44        0.08        0.47         0.39        0.44
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.24)      (0.12)      (0.32)       (0.39)      (0.46)
     Distributions from Realized Gains....................       (0.01)      (0.06)      (0.08)           -       (0.09)
                         Total Dividends and Distributions       (0.25)      (0.18)      (0.40)       (0.39)      (0.55)
Net Asset Value, End of Period                                  $ 10.70     $ 10.51     $ 10.61      $ 10.54     $ 10.54
Total Return..............................................        4.29%       0.74%       4.50%        3.69%       4.43%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $4,737      $5,503      $1,921         $802      $1,668
     Ratio of Expenses to Average Net Assets..............        1.46%       1.44%       1.19%        1.15%       1.15%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(b).............        1.15%       1.15%       1.15%           -%          -%
     Ratio of Net Investment Income to Average Net Assets.        3.91%       3.04%       2.78%        3.55%       4.51%
     Portfolio Turnover Rate..............................       268.6%   177.4%(c)      152.5%        71.3%       60.8%


                                                                   2006        2005
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 10.60     $ 10.69
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.41        0.32
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.03      (0.24)
                          Total From Investment Operations         0.44        0.08
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.23)      (0.11)
     Distributions from Realized Gains....................       (0.01)      (0.06)
                         Total Dividends and Distributions       (0.24)      (0.17)
Net Asset Value, End of Period                                  $ 10.80     $ 10.60
Total Return..............................................        4.20%       0.79%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $681        $102
     Ratio of Expenses to Average Net Assets..............        1.54%       1.61%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(b).............        1.28%       1.28%
     Ratio of Net Investment Income to Average Net Assets.        3.88%       2.99%
     Portfolio Turnover Rate..............................       268.6%   177.4%(c)


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
Preferred shares
Net Asset Value, Beginning of Period......................      $ 10.57     $ 10.64     $ 10.57      $ 10.56     $ 10.67
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.46        0.37        0.34         0.43        0.51
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.05      (0.25)        0.18         0.02      (0.02)
                          Total From Investment Operations         0.51        0.12        0.52         0.45        0.49
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.30)      (0.13)      (0.37)       (0.44)      (0.51)
     Distributions from Realized Gains....................       (0.01)      (0.06)      (0.08)           -       (0.09)
                         Total Dividends and Distributions       (0.31)      (0.19)      (0.45)       (0.44)      (0.60)
Net Asset Value, End of Period                                  $ 10.77     $ 10.57     $ 10.64      $ 10.57     $ 10.56
Total Return..............................................        4.89%       1.19%       4.99%        4.28%       4.93%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $33,012     $25,333     $11,918       $6,339      $6,195
     Ratio of Expenses to Average Net Assets..............        0.96%       0.92%       0.70%        0.66%       0.66%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(b).............        0.66%       0.66%       0.66%           -%          -%
     Ratio of Net Investment Income to Average Net Assets.        4.41%       3.48%       3.27%        4.05%       4.90%
     Portfolio Turnover Rate..............................       268.6%   177.4%(c)      152.5%        71.3%       60.8%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 10.54     $ 10.62     $ 10.55      $ 10.54     $ 10.65
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.45        0.37        0.33         0.41        0.52
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.04      (0.26)        0.17         0.02      (0.04)
                          Total From Investment Operations         0.49        0.11        0.50         0.43        0.48
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.28)      (0.13)      (0.35)       (0.42)      (0.50)
     Distributions from Realized Gains....................       (0.01)      (0.06)      (0.08)           -       (0.09)
                         Total Dividends and Distributions       (0.29)      (0.19)      (0.43)       (0.42)      (0.59)
Net Asset Value, End of Period                                  $ 10.74     $ 10.54     $ 10.62      $ 10.55     $ 10.54
Total Return..............................................        4.76%       1.06%       4.88%        4.17%       4.81%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,748        $881         $12          $11      $1,483
     Ratio of Expenses to Average Net Assets..............        1.06%       1.12%       0.81%        0.78%       0.77%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(b).............        0.78%       0.78%       0.78%           -%          -%
     Ratio of Net Investment Income to Average Net Assets.        4.32%       3.55%       3.18%        3.92%       4.89%
     Portfolio Turnover Rate..............................       268.6%   177.4%(c)      152.5%        71.3%       60.8%


(a)  Calculated  based on average  shares  outstanding  during the  period.

(b) Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.

(c) Portfolio turnover rate excludes approximately $15,223,000 of securities from the acquisition of High Quality Long-Term Bond Fund.






                                                                   2006 2005(    a)
                                                                   ---- ----
INFLATION PROTECTION FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................       $ 9.80     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.42        0.34
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................       (0.21)      (0.24)
                          Total From Investment Operations         0.21        0.10
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.45)      (0.30)
     Distributions from Realized Gains....................       (0.01)          -
                         Total Dividends and Distributions       (0.46)      (0.30)
Net Asset Value, End of Period                                   $ 9.55      $ 9.80
Total Return..............................................        2.19%  1.01%(  c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $781         $26
     Ratio of Expenses to Average Net Assets..............        2.07% 1.90%(   d)
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(e).............        0.97%    0.97%(d)
     Ratio of Net Investment Income to Average Net Assets.        4.37%    4.10%(d)
     Portfolio Turnover Rate..............................        51.4%    45.5%(d)


                                                                   2006     2005(a)
                                                                   ----     ----
INFLATION PROTECTION FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................       $ 9.79     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.39        0.31
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................       (0.19)      (0.23)
                          Total From Investment Operations         0.20        0.08
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.44)      (0.29)
     Distributions from Realized Gains....................       (0.01)          -
                         Total Dividends and Distributions       (0.45)      (0.29)
Net Asset Value, End of Period                                   $ 9.54      $ 9.79
Total Return..............................................        2.06%    0.79%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $546         $12
     Ratio of Expenses to Average Net Assets..............        2.28%    1.98%(d)
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(e).............        1.15%    1.15%(d)
     Ratio of Net Investment Income to Average Net Assets.        4.09%    3.73%(d)
     Portfolio Turnover Rate..............................        51.4%    45.5%(d)


                                                                   2006     2005(a)
                                                                   ----     ----
INFLATION PROTECTION FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................       $ 9.79     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.46        0.30
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................       (0.26)      (0.23)
                          Total From Investment Operations         0.20        0.07
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.43)      (0.28)
     Distributions from Realized Gains....................       (0.01)          -
                         Total Dividends and Distributions       (0.44)      (0.28)
Net Asset Value, End of Period                                   $ 9.55      $ 9.79
Total Return..............................................        2.07%    0.70%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............          $41         $11
     Ratio of Expenses to Average Net Assets..............        2.41%    2.13%(d)
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(e).............        1.28%    1.28%(d)
     Ratio of Net Investment Income to Average Net Assets.        4.77%    3.53%(d)
     Portfolio Turnover Rate..............................        51.4%    45.5%(d)


                                                                   2006     2005(a)
                                                                   ----     ----
INFLATION PROTECTION FUND
Preferred shares
Net Asset Value, Beginning of Period......................       $ 9.80     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.47        0.31
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................       (0.23)      (0.19)
                          Total From Investment Operations         0.24        0.12
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.47)      (0.32)
     Distributions from Realized Gains....................       (0.01)          -
                         Total Dividends and Distributions       (0.48)      (0.32)
Net Asset Value, End of Period                                   $ 9.56      $ 9.80
Total Return..............................................        2.55%    1.22%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $120         $73
     Ratio of Expenses to Average Net Assets..............        1.73%    1.69%(d)
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(e).............        0.66%    0.66%(d)
     Ratio of Net Investment Income to Average Net Assets.        4.92%    3.67%(d)
     Portfolio Turnover Rate..............................        51.4%    45.5%(d)


                                                                   2006     2005(a)
                                                                   ----     ----
INFLATION PROTECTION FUND
Select shares
Net Asset Value, Beginning of Period......................       $ 9.80     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.45        0.44
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................       (0.23)      (0.32)
                          Total From Investment Operations         0.22        0.12
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.46)      (0.32)
     Distributions from Realized Gains....................       (0.01)          -
                         Total Dividends and Distributions       (0.47)      (0.32)
Net Asset Value, End of Period                                   $ 9.55      $ 9.80
Total Return..............................................        2.35%    1.14%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $389         $76
     Ratio of Expenses to Average Net Assets..............        1.95%    1.83%(d)
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(e).............        0.78%    0.78%(d)
     Ratio of Net Investment Income to Average Net Assets.        4.73%    5.26%(d)
     Portfolio Turnover Rate..............................        51.4%    45.5%(d)



(a)  Period from December 29, 2004, date operations  commenced,  through October
     31, 2005.

(b)  Calculated based on average shares outstanding during the period.

(c)  Total  return  amounts  have  not  been  annualized.

(d)  Computed on an  annualized  basis.

(e) Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.




                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
INTERNATIONAL EMERGING MARKETS FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 19.27     $ 15.09     $ 13.00       $ 8.74      $ 8.32
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.17        0.24        0.08         0.08          -
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         6.97        5.10        2.09         4.18        0.46
                          Total From Investment Operations         7.14        5.34        2.17         4.26        0.46
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.06)          -       (0.08)           -       (0.04)
     Distributions from Realized Gains....................       (1.93)      (1.16)          -            -           -
                         Total Dividends and Distributions       (1.99)      (1.16)      (0.08)           -       (0.04)
Net Asset Value, End of Period                                  $ 24.42     $ 19.27     $ 15.09      $ 13.00      $ 8.74
Total Return..............................................       39.64%      37.21%      16.80%       48.74%       5.53%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $6,949      $2,932      $3,143       $2,484      $1,543
     Ratio of Expenses to Average Net Assets..............        1.91%       1.92%       1.91%        1.92%       1.92%
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.92%(   b)     1.92%(b)          -%
     Ratio of Net Investment Income to Average Net Assets.        0.74%       1.40%       0.59%        0.76%       0.10%
     Portfolio Turnover Rate..............................       134.0% 181.2%(  c)      146.9%       144.7%      151.0%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
INTERNATIONAL EMERGING MARKETS FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 19.17     $ 15.05     $ 12.96       $ 8.73      $ 8.31
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.12        0.21        0.06         0.06          -
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         6.94        5.07        2.09         4.17        0.45
                          Total From Investment Operations         7.06        5.28        2.15         4.23        0.45
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.02)          -       (0.06)           -       (0.03)
     Distributions from Realized Gains....................       (1.93)      (1.16)          -            -           -
                         Total Dividends and Distributions       (1.95)      (1.16)      (0.06)           -       (0.03)
Net Asset Value, End of Period                                  $ 24.28     $ 19.17     $ 15.05      $ 12.96      $ 8.73
Total Return..............................................       39.39%      36.90%      16.65%       48.45%       5.34%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $3,981      $1,477      $1,928       $1,630      $1,093
     Ratio of Expenses to Average Net Assets..............        2.09%       2.10%       2.09%        2.10%       2.10%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    2.10%(b)     2.10%(b)          -%
     Ratio of Net Investment Income to Average Net Assets.        0.53%       1.21%       0.41%        0.59%          -%
     Portfolio Turnover Rate..............................       134.0%   181.2%(c)      146.9%       144.7%      151.0%


                                                                   2006        2005
INTERNATIONAL EMERGING MARKETS FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 19.29     $ 15.22
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.13        0.08
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         6.94        5.15
                          Total From Investment Operations         7.07        5.23
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (1.93)      (1.16)
                         Total Dividends and Distributions       (1.93)      (1.16)
Net Asset Value, End of Period                                  $ 24.43     $ 19.29
Total Return..............................................       39.14%      36.15%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,642         $79
     Ratio of Expenses to Average Net Assets..............        2.22%       2.23%
     Ratio of Net Investment Income to Average Net Assets.        0.57%       0.43%
     Portfolio Turnover Rate..............................       134.0%   181.2%(c)


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
INTERNATIONAL EMERGING MARKETS FUND
Preferred shares
Net Asset Value, Beginning of Period......................      $ 19.43     $ 15.17     $ 13.07       $ 8.76      $ 8.33
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.24        0.28        0.13         0.10        0.05
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         7.03        5.14        2.10         4.21        0.45
                          Total From Investment Operations         7.27        5.42        2.23         4.31        0.50
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.12)          -       (0.13)           -       (0.07)
     Distributions from Realized Gains....................       (1.93)      (1.16)          -            -           -
                         Total Dividends and Distributions       (2.05)      (1.16)      (0.13)           -       (0.07)
Net Asset Value, End of Period                                  $ 24.65     $ 19.43     $ 15.17      $ 13.07      $ 8.76
Total Return..............................................       40.09%      37.57%      17.14%       49.20%       5.97%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $12,766      $5,847      $3,430       $2,506      $1,102
     Ratio of Expenses to Average Net Assets..............        1.60%       1.61%       1.60%        1.61%       1.61%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.61%(b)     1.61%(b)          -%
     Ratio of Net Investment Income to Average Net Assets.        1.07%       1.62%       0.90%        1.01%       0.49%
     Portfolio Turnover Rate..............................       134.0%   181.2%(c)      146.9%       144.7%      151.0%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
INTERNATIONAL EMERGING MARKETS FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 19.39     $ 15.16     $ 13.05       $ 8.76      $ 8.33
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.20        0.28        0.11         0.10        0.04
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         7.05        5.11        2.11         4.19        0.45
                          Total From Investment Operations         7.25        5.39        2.22         4.29        0.49
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.10)          -       (0.11)           -       (0.06)
     Distributions from Realized Gains....................       (1.93)      (1.16)          -            -           -
                         Total Dividends and Distributions       (2.03)      (1.16)      (0.11)           -       (0.06)
Net Asset Value, End of Period                                  $ 24.61     $ 19.39     $ 15.16      $ 13.05      $ 8.76
Total Return..............................................       40.03%      37.39%      17.11%       48.97%       5.85%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $2,150      $1,061      $1,896       $1,633      $1,095
     Ratio of Expenses to Average Net Assets..............        1.72%       1.73%       1.72%        1.73%       1.72%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.73%(b)     1.73%(b)          -%
     Ratio of Net Investment Income to Average Net Assets.        0.90%       1.61%       0.78%        0.96%       0.38%
     Portfolio Turnover Rate..............................       134.0%   181.2%(c)      146.9%       144.7%      151.0%


(a)  Calculated based on average shares outstanding during the period.

(b)  Expense  ratio without  commission  rebates.

(c) Portfolio turnover rate excludes approximately $24,418,000 of securities from the acquisition of Principal International Emerging Markets Fund, Inc.






                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
INTERNATIONAL GROWTH FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 11.68     $ 10.31      $ 8.58       $ 6.83      $ 7.55
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.06        0.08        0.08         0.05        0.02
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.90        2.26        1.70         1.70      (0.70)
                          Total From Investment Operations         2.96        2.34        1.78         1.75      (0.68)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.05)      (0.10)      (0.05)           -       (0.04)
     Distributions from Realized Gains....................       (0.99)      (0.87)          -            -           -
                         Total Dividends and Distributions       (1.04)      (0.97)      (0.05)           -       (0.04)
Net Asset Value, End of Period                                  $ 13.60     $ 11.68     $ 10.31       $ 8.58      $ 6.83
Total Return..............................................       27.01%      24.03%      20.81%       25.62%     (9.07)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $27,967     $10,090      $5,301       $2,591      $1,405
     Ratio of Expenses to Average Net Assets..............        1.56%       1.57%       1.57%        1.57%       1.57%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%          -% 1.57%(    b)    1.57%(b)
     Ratio of Net Investment Income to Average Net Assets.        0.48%       0.70%       0.86%        0.65%       0.10%
     Portfolio Turnover Rate..............................       134.7%      139.5%      156.2%       135.3%       96.9%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
INTERNATIONAL GROWTH FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 11.16      $ 9.91      $ 8.25       $ 6.58      $ 7.53
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.03        0.06        0.06         0.05      (0.08)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.77        2.15        1.64         1.62      (0.84)
                          Total From Investment Operations         2.80        2.21        1.70         1.67      (0.92)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.03)      (0.09)      (0.04)           -       (0.03)
     Distributions from Realized Gains....................       (0.99)      (0.87)          -            -           -
                         Total Dividends and Distributions       (1.02)      (0.96)      (0.04)           -       (0.03)
Net Asset Value, End of Period                                  $ 12.94     $ 11.16      $ 9.91       $ 8.25      $ 6.58
Total Return..............................................       26.82%      23.76%      20.61%       25.38%    (12.32)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $13,931      $9,357      $4,859         $568        $199
     Ratio of Expenses to Average Net Assets..............        1.74%       1.75%       1.75%        1.75%       1.74%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%          -%     1.75%(b)    1.75%(b)
     Ratio of Net Investment Income to Average Net Assets.        0.26%       0.57%       0.60%        0.73%     (0.03)%
     Portfolio Turnover Rate..............................       134.7%      139.5%      156.2%       135.3%       96.9%


                                                                   2006        2005
INTERNATIONAL GROWTH FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 11.35     $ 10.11
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.01      (0.02)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.82        2.22
                          Total From Investment Operations         2.83        2.20
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.01)      (0.09)
     Distributions from Realized Gains....................       (0.99)      (0.87)
                         Total Dividends and Distributions       (1.00)      (0.96)
Net Asset Value, End of Period                                  $ 13.18     $ 11.35
Total Return..............................................       26.63%      23.16%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $2,481        $177
     Ratio of Expenses to Average Net Assets..............        1.87%       1.88%
     Ratio of Net Investment Income to Average Net Assets.        0.11%     (0.17)%
     Portfolio Turnover Rate..............................       134.7%      139.5%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
INTERNATIONAL GROWTH FUND
Preferred shares
Net Asset Value, Beginning of Period......................      $ 11.35     $ 10.02      $ 8.34       $ 6.61      $ 7.55
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.09        0.11        0.10         0.08        0.02
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.81        2.19        1.66         1.65      (0.90)
                          Total From Investment Operations         2.90        2.30        1.76         1.73      (0.88)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.08)      (0.10)      (0.08)           -       (0.06)
     Distributions from Realized Gains....................       (0.99)      (0.87)          -            -           -
                         Total Dividends and Distributions       (1.07)      (0.97)      (0.08)           -       (0.06)
Net Asset Value, End of Period                                  $ 13.18     $ 11.35     $ 10.02       $ 8.34      $ 6.61
Total Return..............................................       27.41%      24.38%      21.21%       26.17%    (11.72)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $17,420      $7,441      $1,848         $685        $623
     Ratio of Expenses to Average Net Assets..............        1.25%       1.26%       1.26%        1.26%       1.25%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%          -%     1.26%(b)    1.26%(b)
     Ratio of Net Investment Income to Average Net Assets.        0.74%       1.00%       1.12%        1.09%       0.43%
     Portfolio Turnover Rate..............................       134.7%      139.5%      156.2%       135.3%       96.9%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
INTERNATIONAL GROWTH FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 11.32     $ 10.00      $ 8.31       $ 6.60      $ 7.55
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.07        0.12        0.09         0.08      (0.03)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.81        2.17        1.67         1.63      (0.86)
                          Total From Investment Operations         2.88        2.29        1.76         1.71      (0.89)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.07)      (0.10)      (0.07)           -       (0.06)
     Distributions from Realized Gains....................       (0.99)      (0.87)          -            -           -
                         Total Dividends and Distributions       (1.06)      (0.97)      (0.07)           -       (0.06)
Net Asset Value, End of Period                                  $ 13.14     $ 11.32     $ 10.00       $ 8.31      $ 6.60
Total Return..............................................       27.26%      24.31%      21.26%       25.91%    (11.96)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $16,100      $9,188        $228         $106        $195
     Ratio of Expenses to Average Net Assets..............        1.37%       1.38%       1.38%        1.38%       1.36%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%          -%     1.38%(b)    1.37%(b)
     Ratio of Net Investment Income to Average Net Assets.        0.59%       1.09%       0.92%        1.12%       0.35%
     Portfolio Turnover Rate..............................       134.7%      139.5%      156.2%       135.3%       96.9%


(a)  Calculated based on average shares outstanding during the period.

(b)  Expense ratio without commission rebates.






                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
LARGECAP GROWTH FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................       $ 7.35      $ 6.34      $ 6.12       $ 5.16      $ 6.30
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.01      (0.01)      (0.01)       (0.01)      (0.02)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.71        1.05        0.23         0.97      (1.12)
                          Total From Investment Operations         0.72        1.04        0.22         0.96      (1.14)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.03)          -            -           -
                         Total Dividends and Distributions           -       (0.03)          -            -           -
Net Asset Value, End of Period                                   $ 8.07      $ 7.35      $ 6.34       $ 6.12      $ 5.16
Total Return..............................................        9.80%      16.48%       3.59%  18.60%(  b)    (18.10)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $35,647      $7,878        $513         $753        $646
     Ratio of Expenses to Average Net Assets..............        1.11%       1.12%       1.12%        1.12%       1.12%
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.12%(   c)     1.12%(c)          -%
     Ratio of Net Investment Income to Average Net Assets.        0.10%     (0.16)%     (0.21)%      (0.20)%     (0.29)%
     Portfolio Turnover Rate..............................        93.5% 169.0%(  d)       59.8% 59.2%(    e)       29.6%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
LARGECAP GROWTH FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................       $ 7.04      $ 6.09      $ 5.89       $ 5.15      $ 6.29
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.01)      (0.03)      (0.02)       (0.02)      (0.03)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.69        1.01        0.22         0.76      (1.11)
                          Total From Investment Operations         0.68        0.98        0.20         0.74      (1.14)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.03)          -            -           -
                         Total Dividends and Distributions           -       (0.03)          -            -           -
Net Asset Value, End of Period                                   $ 7.72      $ 7.04      $ 6.09       $ 5.89      $ 5.15
Total Return..............................................        9.66%      16.15%       3.40%       14.37%    (18.12)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $16,878      $2,212         $72          $79        $644
     Ratio of Expenses to Average Net Assets..............        1.29%       1.30%       1.30%        1.30%       1.30%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.30%(c)     1.30%(c)          -%
     Ratio of Net Investment Income to Average Net Assets.      (0.09)%     (0.40)%     (0.39)%      (0.40)%     (0.47)%
     Portfolio Turnover Rate..............................        93.5%   169.0%(d)       59.8%     59.2%(e)       29.6%


                                                                   2006        2005
LARGECAP GROWTH FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................       $ 7.04      $ 6.09
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.02)      (0.04)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.69        1.02
                          Total From Investment Operations         0.67        0.98
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.03)
                         Total Dividends and Distributions           -       (0.03)
Net Asset Value, End of Period                                   $ 7.71      $ 7.04
Total Return..............................................        9.52%      16.14%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $5,792        $738
     Ratio of Expenses to Average Net Assets..............        1.42%       1.43%
     Ratio of Net Investment Income to Average Net Assets.      (0.23)%     (0.59)%
     Portfolio Turnover Rate..............................        93.5%   169.0%(d)


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
LARGECAP GROWTH FUND
Preferred shares
Net Asset Value, Beginning of Period......................       $ 7.17      $ 6.18      $ 5.95       $ 5.19      $ 6.31
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.03        0.03        0.01         0.01        0.01
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.71        0.99        0.22         0.75      (1.13)
                          Total From Investment Operations         0.74        1.02        0.23         0.76      (1.12)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.03)          -            -           -
                         Total Dividends and Distributions           -       (0.03)          -            -           -
Net Asset Value, End of Period                                   $ 7.91      $ 7.17      $ 6.18       $ 5.95      $ 5.19
Total Return..............................................       10.32%      16.61%       3.87%       14.64%    (17.75)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $47,115      $3,503      $2,299       $1,638      $1,584
     Ratio of Expenses to Average Net Assets..............        0.80%       0.81%       0.81%        0.81%       0.81%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    0.81%(c)     0.81%(c)          -%
     Ratio of Net Investment Income to Average Net Assets.        0.41%       0.50%       0.09%        0.10%       0.06%
     Portfolio Turnover Rate..............................        93.5%   169.0%(d)       59.8%     59.2%(e)       29.6%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
LARGECAP GROWTH FUND
Select shares
Net Asset Value, Beginning of Period......................       $ 7.28      $ 6.27      $ 6.05       $ 5.18      $ 6.31
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.02          -           -            -       (0.01)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.71        1.04        0.22         0.87      (1.12)
                          Total From Investment Operations         0.73        1.04        0.22         0.87      (1.13)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.03)          -            -           -
                         Total Dividends and Distributions           -       (0.03)          -            -           -
Net Asset Value, End of Period                                   $ 8.01      $ 7.28      $ 6.27       $ 6.05      $ 5.18
Total Return..............................................       10.03%      16.68%       3.64%    16.80%(f)    (17.91)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $14,809      $3,811         $53          $32        $648
     Ratio of Expenses to Average Net Assets..............        0.92%       0.93%       0.93%        0.93%       0.92%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    0.93%(c)     0.93%(c)          -%
     Ratio of Net Investment Income to Average Net Assets.        0.30%       0.02%     (0.04)%      (0.03)%     (0.10)%
     Portfolio Turnover Rate..............................        93.5%   169.0%(d)       59.8%     59.2%(e)       29.6%



(a) Calculated based on average shares outstanding during the period.

(b)  During 2003, the Fund  processed a significant  (relative to the Class) "As
     Of" transaction that resulted in a gain to the remaining shareholders of the Class. In accordance with the Fund's shareholder processing policies, this benefit inures to all the shareholders of the Class. Had such a gain not been recognized, the total return amounts expressed herein would have been smaller.

(c)  Expense ratio without commission rebates.

(d) Portfolio turnover rate excludes approximately $289,113,000 of securities from the acquisition of Principal Growth Fund, Inc.

(e) Portfolio turnover rate excludes approximately $2,976,000 of securities from the acquisition of Technology Fund and $875,000 from portfolio realignment.

(f) During 2003, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.




                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
LARGECAP S&P 500 INDEX FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................       $ 8.66      $ 8.70      $ 8.06       $ 6.79      $ 8.11
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.11        0.12        0.08         0.08        0.02
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.22        0.56        0.61         1.23      (1.30)
                          Total From Investment Operations         1.33        0.68        0.69         1.31      (1.28)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.09)      (0.13)      (0.05)       (0.04)      (0.04)
     Distributions from Realized Gains....................       (0.04)      (0.59)          -            -           -
                         Total Dividends and Distributions       (0.13)      (0.72)      (0.05)       (0.04)      (0.04)
Net Asset Value, End of Period                                   $ 9.86      $ 8.66      $ 8.70       $ 8.06      $ 6.79
Total Return..............................................       15.45%       7.91%       8.58%       19.43%    (15.86)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $129,817    $103,889     $91,855      $31,362      $6,563
     Ratio of Expenses to Average Net Assets..............        0.72%       0.72%       0.72%        0.72%       0.72%
     Ratio of Net Investment Income to Average Net Assets.        1.25%       1.36%       0.95%        1.04%       0.97%
     Portfolio Turnover Rate..............................         3.7% 11.5%(   b)       67.3%         1.1%       67.9%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
LARGECAP S&P 500 INDEX FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................       $ 8.63      $ 8.69      $ 8.06       $ 6.77      $ 8.10
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.10        0.10        0.07         0.06        0.03
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.22        0.56        0.59         1.26      (1.33)
                          Total From Investment Operations         1.32        0.66        0.66         1.32      (1.30)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.07)      (0.13)      (0.03)       (0.03)      (0.03)
     Distributions from Realized Gains....................       (0.04)      (0.59)          -            -           -
                         Total Dividends and Distributions       (0.11)      (0.72)      (0.03)       (0.03)      (0.03)
Net Asset Value, End of Period                                   $ 9.84      $ 8.63      $ 8.69       $ 8.06      $ 6.77
Total Return..............................................       15.41%       7.65%       8.26%       19.57%    (16.15)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $70,430     $60,110     $50,014      $20,010      $2,099
     Ratio of Expenses to Average Net Assets..............        0.90%       0.90%       0.90%        0.90%       0.90%
     Ratio of Net Investment Income to Average Net Assets.        1.08%       1.17%       0.77%        0.85%       0.71%
     Portfolio Turnover Rate..............................         3.7%    11.5%(b)       67.3%         1.1%       67.9%


                                                                   2006        2005
LARGECAP S&P 500 INDEX FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................       $ 8.61      $ 8.68
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.08        0.06
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.21        0.58
                          Total From Investment Operations         1.29        0.64
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.06)      (0.12)
     Distributions from Realized Gains....................       (0.04)      (0.59)
                         Total Dividends and Distributions       (0.10)      (0.71)
Net Asset Value, End of Period                                   $ 9.80      $ 8.61
Total Return..............................................       15.07%       7.53%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $7,086      $1,312
     Ratio of Expenses to Average Net Assets..............        1.03%       1.03%
     Ratio of Net Investment Income to Average Net Assets.        0.88%       0.66)
     Portfolio Turnover Rate..............................         3.7%    11.5%(b)


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
LARGECAP S&P 500 INDEX FUND
Preferred shares
Net Asset Value, Beginning of Period......................       $ 8.74      $ 8.75      $ 8.12       $ 6.83      $ 8.13
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.14        0.14        0.11         0.10        0.07
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.24        0.57        0.60         1.25      (1.30)
                          Total From Investment Operations         1.38        0.71        0.71         1.35      (1.23)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.12)      (0.13)      (0.08)       (0.06)      (0.07)
     Distributions from Realized Gains....................       (0.04)      (0.59)          -            -           -
                         Total Dividends and Distributions       (0.16)      (0.72)      (0.08)       (0.06)      (0.07)
Net Asset Value, End of Period                                   $ 9.96      $ 8.74      $ 8.75       $ 8.12      $ 6.83
Total Return..............................................       15.89%       8.25%       8.72%       19.97%    (15.31)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $213,092    $156,818    $122,210      $83,580     $30,529
     Ratio of Expenses to Average Net Assets..............        0.41%       0.41%       0.41%        0.41%       0.41%
     Ratio of Net Investment Income to Average Net Assets.        1.56%       1.66%       1.26%        1.37%       1.22%
     Portfolio Turnover Rate..............................         3.7%    11.5%(b)       67.3%         1.1%       67.9%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
LARGECAP S&P 500 INDEX FUND
Select shares
Net Asset Value, Beginning of Period......................       $ 8.69      $ 8.72      $ 8.08       $ 6.80      $ 8.13
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.13        0.13        0.10         0.10        0.07
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.23        0.56        0.61         1.24      (1.34)
                          Total From Investment Operations         1.36        0.69        0.71         1.34      (1.27)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.10)      (0.13)      (0.07)       (0.06)      (0.06)
     Distributions from Realized Gains....................       (0.04)      (0.59)          -            -           -
                         Total Dividends and Distributions       (0.14)      (0.72)      (0.07)       (0.06)      (0.06)
Net Asset Value, End of Period                                   $ 9.91      $ 8.69      $ 8.72       $ 8.08      $ 6.80
Total Return..............................................       15.85%       8.03%       8.77%       19.78%    (15.79)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $40,489     $16,902     $10,000       $3,245      $1,108
     Ratio of Expenses to Average Net Assets..............        0.53%       0.53%       0.53%        0.53%       0.52%
     Ratio of Net Investment Income to Average Net Assets.        1.41%       1.49%       1.13%        1.27%       1.07%
     Portfolio Turnover Rate..............................         3.7%    11.5%(b)       67.3%         1.1%       67.9%


(a)  Calculated  based on average  shares  outstanding  during the  period.

(b) Portfolio turnover rate excludes approximately $71,356,000 of securities from the acquisition of Principal LargeCap Stock Index Fund, Inc.






                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
LARGECAP VALUE FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 11.26     $ 10.65      $ 9.77       $ 8.23      $ 9.10
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.16        0.17        0.09         0.08        0.09
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.97        0.95        0.86         1.50      (0.91)
                          Total From Investment Operations         2.13        1.12        0.95         1.58      (0.82)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.08)      (0.13)      (0.07)       (0.04)      (0.05)
     Distributions from Realized Gains....................       (0.29)      (0.38)          -            -           -
                         Total Dividends and Distributions       (0.37)      (0.51)      (0.07)       (0.04)      (0.05)
Net Asset Value, End of Period                                  $ 13.02     $ 11.26     $ 10.65       $ 9.77      $ 8.23
Total Return..............................................       19.39%      10.73%       9.71%       19.26%     (9.09)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $2,910        $652        $911         $248      $1,030
     Ratio of Expenses to Average Net Assets..............        1.02%       1.02%       1.02%        1.01%       1.02%
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.02%(   b)     1.02%(b)    1.02%(b)
     Ratio of Net Investment Income to Average Net Assets.        1.29%       1.48%       0.87%        1.03%       0.98%
     Portfolio Turnover Rate..............................        92.8% 181.1%(  c)      228.4%       179.1%      128.9%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
LARGECAP VALUE FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 11.28     $ 10.67      $ 9.81       $ 8.22      $ 9.09
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.14        0.11        0.09         0.07        0.08
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.96        1.01        0.82         1.54      (0.92)
                          Total From Investment Operations         2.10        1.12        0.91         1.61      (0.84)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.06)      (0.13)      (0.05)       (0.02)      (0.03)
     Distributions from Realized Gains....................       (0.29)      (0.38)          -            -           -
                         Total Dividends and Distributions       (0.35)      (0.51)      (0.05)       (0.02)      (0.03)
Net Asset Value, End of Period                                  $ 13.03     $ 11.28     $ 10.67       $ 9.81      $ 8.22
Total Return..............................................       19.05%      10.69%       9.26%       19.68%     (9.26)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $4,962      $3,993      $1,388       $2,220      $2,033
     Ratio of Expenses to Average Net Assets..............        1.20%       1.20%       1.19%        1.20%       1.20%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.20%(b)     1.20%(b)    1.20%(b)
     Ratio of Net Investment Income to Average Net Assets.        1.19%       0.97%       0.82%        0.84%       0.80%
     Portfolio Turnover Rate..............................        92.8%   181.1%(c)      228.4%       179.1%      128.9%


                                                                   2006        2005
LARGECAP VALUE FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 11.27     $ 10.69
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.12        0.04
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.97        1.05
                          Total From Investment Operations         2.09        1.09
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.05)      (0.13)
     Distributions from Realized Gains....................       (0.29)      (0.38)
                         Total Dividends and Distributions       (0.34)      (0.51)
Net Asset Value, End of Period                                  $ 13.02     $ 11.27
Total Return..............................................       18.91%      10.38%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $692        $217
     Ratio of Expenses to Average Net Assets..............        1.33%       1.33%
     Ratio of Net Investment Income to Average Net Assets.        0.99%       0.37%
     Portfolio Turnover Rate..............................        92.8%   181.1%(c)


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
LARGECAP VALUE FUND
Preferred shares
Net Asset Value, Beginning of Period......................      $ 11.35     $ 10.69      $ 9.83       $ 8.26      $ 9.13
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.20        0.17        0.13         0.12        0.02
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.98        1.00        0.83         1.52      (0.81)
                          Total From Investment Operations         2.18        1.17        0.96         1.64      (0.79)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.12)      (0.13)      (0.10)       (0.07)      (0.08)
     Distributions from Realized Gains....................       (0.29)      (0.38)          -            -           -
                         Total Dividends and Distributions       (0.41)      (0.51)      (0.10)       (0.07)      (0.08)
Net Asset Value, End of Period                                  $ 13.12     $ 11.35     $ 10.69       $ 9.83      $ 8.26
Total Return..............................................       19.69%      11.20%       9.78%       19.93%     (8.79)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $9,450      $5,810      $3,716       $3,282      $3,770
     Ratio of Expenses to Average Net Assets..............        0.71%       0.71%       0.70%        0.71%       0.71%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    0.71%(b)     0.71%(b)    0.71%(b)
     Ratio of Net Investment Income to Average Net Assets.        1.65%       1.53%       1.27%        1.35%       1.25%
     Portfolio Turnover Rate..............................        92.8%   181.1%(c)      228.4%       179.1%      128.9%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
LARGECAP VALUE FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 11.28     $ 10.64      $ 9.79       $ 8.25      $ 9.12
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.18        0.13        0.12         0.10        0.11
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.97        1.02        0.81         1.50      (0.91)
                          Total From Investment Operations         2.15        1.15        0.93         1.60      (0.80)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.10)      (0.13)      (0.08)       (0.06)      (0.07)
     Distributions from Realized Gains....................       (0.29)      (0.38)          -            -           -
                         Total Dividends and Distributions       (0.39)      (0.51)      (0.08)       (0.06)      (0.07)
Net Asset Value, End of Period                                  $ 13.04     $ 11.28     $ 10.64       $ 9.79      $ 8.25
Total Return..............................................       19.57%      11.05%       9.58%       19.44%     (8.90)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,278        $739         $15          $10      $1,031
     Ratio of Expenses to Average Net Assets..............        0.83%       0.83%       0.83%        0.82%       0.82%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    0.83%(b)     0.83%(b)    0.82%(b)
     Ratio of Net Investment Income to Average Net Assets.        1.51%       1.15%       1.14%        1.24%       1.17%
     Portfolio Turnover Rate..............................        92.8%   181.1%(c)      228.4%       179.1%      128.9%


(a)  Calculated based on average shares outstanding during the period.

(b)  Expense  ratio without  commission  rebates.

(c) Portfolio turnover rate excludes approximately $329,124,000 of securities from the acquisition of Principal Capital Value Fund, Inc.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MIDCAP BLEND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 13.72     $ 12.90     $ 11.32       $ 9.04      $ 9.32
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.01        0.08          -            -         0.02
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.81        1.64        1.68         2.32      (0.28)
                          Total From Investment Operations         1.82        1.72        1.68         2.32      (0.26)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.03)      (0.05)       (0.02)      (0.02)
     Distributions from Realized Gains....................       (0.71)      (0.87)      (0.05)           -           -
     Tax Return of Capital Distribution...................           -           -           -        (0.02)          -
                         Total Dividends and Distributions       (0.71)      (0.90)      (0.10)       (0.04)      (0.02)
Net Asset Value, End of Period                                  $ 14.83     $ 13.72     $ 12.90      $ 11.32      $ 9.04
Total Return..............................................       13.72%      13.79%      14.83%       25.73%     (2.78)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $6,374      $3,207      $3,084       $3,744      $2,131
     Ratio of Expenses to Average Net Assets..............        1.21%       1.22%       1.22%        1.22%       1.22%
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.22%(   b)     1.22%(b)    1.22%(b)
     Ratio of Net Investment Income to Average Net Assets.        0.07%       0.57%       0.28%        0.22%       0.34%
     Portfolio Turnover Rate..............................        43.4% 133.8%(  c) 60.8%(   d) 35.3%(    e)       62.0%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MIDCAP BLEND FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 13.64     $ 12.85     $ 11.30       $ 9.02      $ 9.30
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.01)        0.04          -            -         0.01
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.79        1.65        1.63         2.30      (0.28)
                          Total From Investment Operations         1.78        1.69        1.63         2.30      (0.27)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.03)      (0.03)       (0.01)      (0.01)
     Distributions from Realized Gains....................       (0.71)      (0.87)      (0.05)           -           -
     Tax Return of Capital Distribution...................           -           -           -        (0.01)          -
                         Total Dividends and Distributions       (0.71)      (0.90)      (0.08)       (0.02)      (0.01)
Net Asset Value, End of Period                                  $ 14.71     $ 13.64     $ 12.85      $ 11.30      $ 9.02
Total Return..............................................       13.49%      13.59%      14.39%       25.57%     (2.95)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $2,631      $3,212        $934       $2,221      $1,138
     Ratio of Expenses to Average Net Assets..............        1.39%       1.40%       1.40%        1.40%       1.40%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.40%(b)     1.40%(b)    1.40%(b)
     Ratio of Net Investment Income to Average Net Assets.      (0.10)%       0.34%       0.28%        0.03%       0.11%
     Portfolio Turnover Rate..............................        43.4%   133.8%(c)    60.8%(d)     35.3%(e)       62.0%


                                                                   2006        2005
MIDCAP BLEND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 13.68     $ 12.88
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.04)        0.02
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.80        1.67
                          Total From Investment Operations         1.76        1.69
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.02)
     Distributions from Realized Gains....................       (0.71)      (0.87)
                         Total Dividends and Distributions       (0.71)      (0.89)
Net Asset Value, End of Period                                  $ 14.73     $ 13.68
Total Return..............................................       13.30%      13.61%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $467        $278
     Ratio of Expenses to Average Net Assets..............        1.52%       1.53%
     Ratio of Net Investment Income to Average Net Assets.      (0.26)%       0.17%
     Portfolio Turnover Rate..............................        43.4%   133.8%(c)


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MIDCAP BLEND FUND
Preferred shares
Net Asset Value, Beginning of Period......................      $ 13.78     $ 12.92     $ 11.36       $ 9.07      $ 9.35
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.06        0.11        0.01           -         0.05
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.81        1.65        1.68         2.36      (0.28)
                          Total From Investment Operations         1.87        1.76        1.69         2.36      (0.23)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.04)      (0.03)      (0.08)       (0.03)      (0.05)
     Distributions from Realized Gains....................       (0.71)      (0.87)      (0.05)           -           -
     Tax Return of Capital Distribution...................           -           -           -        (0.04)          -
                         Total Dividends and Distributions       (0.75)      (0.90)      (0.13)       (0.07)      (0.05)
Net Asset Value, End of Period                                  $ 14.90     $ 13.78     $ 12.92      $ 11.36      $ 9.07
Total Return..............................................       14.06%      14.13%      14.95%       26.14%     (2.47)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $20,033     $23,927      $5,514       $5,764      $1,374
     Ratio of Expenses to Average Net Assets..............        0.90%       0.91%       0.91%        0.91%       0.91%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    0.91%(b)     0.91%(b)    0.91%(b)
     Ratio of Net Investment Income to Average Net Assets.        0.42%       0.84%       0.85%        0.50%       0.61%
     Portfolio Turnover Rate..............................        43.4%   133.8%(c)    60.8%(d)     35.3%(e)       62.0%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MIDCAP BLEND FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 13.90     $ 13.04     $ 11.34       $ 9.05      $ 9.33
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.03        0.10        0.01           -         0.05
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.82        1.66        1.81         2.34      (0.29)
                          Total From Investment Operations         1.85        1.76        1.82         2.34      (0.24)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.02)      (0.03)      (0.07)       (0.02)      (0.04)
     Distributions from Realized Gains....................       (0.71)      (0.87)      (0.05)           -           -
     Tax Return of Capital Distribution...................           -           -           -        (0.03)          -
                         Total Dividends and Distributions       (0.73)      (0.90)      (0.12)       (0.05)      (0.04)
Net Asset Value, End of Period                                  $ 15.02     $ 13.90     $ 13.04      $ 11.34      $ 9.05
Total Return..............................................       13.80%      13.98%   16.07%(f)       26.05%     (2.59)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $5,352      $2,992      $1,176       $2,096      $1,131
     Ratio of Expenses to Average Net Assets..............        1.02%       1.03%       1.03%        1.03%       1.02%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.03%(b)     1.03%(b)    1.02%(b)
     Ratio of Net Investment Income to Average Net Assets.        0.23%       0.78%       1.13%        0.41%       0.49%
     Portfolio Turnover Rate..............................        43.4%   133.8%(c)    60.8%(d)     35.3%(e)       62.0%


(a)  Calculated based on average shares outstanding during the period.

(b)  Expense  ratio without  commission  rebates.

(c) Portfolio turnover rate excludes approximately $574,898,000 of securities from the acquisition of Principal MidCap Fund, Inc.

(d) Portfolio turnover rate excludes approximately $3,858,000 from portfolio realignment from the acquisition of Partners MidCap Blend Fund.

(e) Portfolio turnover rate excludes approximately $6,912,000 of securities from the acquisition of Partners MidCap Blend Fund and $2,567,000 from portfolio realignment.

(f) During fiscal year 2004, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MIDCAP GROWTH FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................       $ 6.38      $ 5.52      $ 5.38       $ 4.15      $ 5.98
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.05)      (0.05)      (0.04)       (0.04)      (0.06)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.46        0.91        0.18         1.27      (1.77)
                          Total From Investment Operations         0.41        0.86        0.14         1.23      (1.83)
Net Asset Value, End of Period                                   $ 6.79      $ 6.38      $ 5.52       $ 5.38      $ 4.15
Total Return..............................................        6.43%      15.58%       2.60%       29.64%    (30.60)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,821        $555         $46          $21        $431
     Ratio of Expenses to Average Net Assets..............        1.22%       1.22%       1.22%        1.16%       1.22%
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.22%(   b)     1.22%(b)    1.22%(b)
     Ratio of Net Investment Income to Average Net Assets.      (0.72)%     (0.87)%     (0.74)%      (0.71)%     (0.85)%
     Portfolio Turnover Rate..............................       146.1%      233.8%      324.2%       290.7%      276.9%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MIDCAP GROWTH FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................       $ 6.32      $ 5.48      $ 5.35       $ 4.14      $ 5.97
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.06)      (0.06)      (0.05)       (0.05)      (0.07)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.45        0.90        0.18         1.26      (1.76)
                          Total From Investment Operations         0.39        0.84        0.13         1.21      (1.83)
Net Asset Value, End of Period                                   $ 6.71      $ 6.32      $ 5.48       $ 5.35      $ 4.14
Total Return..............................................        6.17%      15.33%       2.43%       29.23%    (30.65)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,992        $843        $689         $592        $450
     Ratio of Expenses to Average Net Assets..............        1.40%       1.40%       1.40%        1.40%       1.40%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.40%(b)     1.40%(b)    1.40%(b)
     Ratio of Net Investment Income to Average Net Assets.      (0.90)%     (1.03)%     (0.88)%      (0.95)%     (1.03)%
     Portfolio Turnover Rate..............................       146.1%      233.8%      324.2%       290.7%      276.9%


                                                                   2006        2005
MIDCAP GROWTH FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................       $ 6.18      $ 5.37
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.07)      (0.07)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.45        0.88
                          Total From Investment Operations         0.38        0.81
Net Asset Value, End of Period                                   $ 6.56      $ 6.18
Total Return..............................................        6.15%      15.08%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $120         $11
     Ratio of Expenses to Average Net Assets..............        1.53%       1.53%
     Ratio of Net Investment Income to Average Net Assets.      (1.05)%     (1.15)%
     Portfolio Turnover Rate..............................       146.1%      233.8%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MIDCAP GROWTH FUND
Preferred shares
Net Asset Value, Beginning of Period......................       $ 6.47      $ 5.59      $ 5.43       $ 4.18      $ 5.99
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.03)      (0.03)      (0.02)       (0.02)      (0.04)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.47        0.91        0.18         1.27      (1.77)
                          Total From Investment Operations         0.44        0.88        0.16         1.25      (1.81)
Net Asset Value, End of Period                                   $ 6.91      $ 6.47      $ 5.59       $ 5.43      $ 4.18
Total Return..............................................        6.80%      15.74%       2.95%       29.90%    (30.22)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,410        $166         $80          $19        $438
     Ratio of Expenses to Average Net Assets..............        0.91%       0.91%       0.91%        0.91%       0.91%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    0.91%(b)     0.91%(b)    0.91%(b)
     Ratio of Net Investment Income to Average Net Assets.      (0.42)%     (0.54)%     (0.42)%      (0.44)%     (0.54)%
     Portfolio Turnover Rate..............................       146.1%      233.8%      324.2%       290.7%      276.9%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MIDCAP GROWTH FUND
Select shares
Net Asset Value, Beginning of Period......................       $ 6.43      $ 5.56      $ 5.41       $ 4.17      $ 5.99
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.04)      (0.04)      (0.03)       (0.03)      (0.04)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.46        0.91        0.18         1.27      (1.78)
                          Total From Investment Operations         0.42        0.87        0.15         1.24      (1.82)
Net Asset Value, End of Period                                   $ 6.85      $ 6.43      $ 5.56       $ 5.41      $ 4.17
Total Return..............................................        6.53%      15.65%       2.77%       29.74%    (30.38)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $347         $28         $24          $43        $432
     Ratio of Expenses to Average Net Assets..............        1.03%       1.03%       1.02%        1.01%       1.02%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.03%(b)     1.03%(b)    1.02%(b)
     Ratio of Net Investment Income to Average Net Assets.      (0.55)%     (0.69)%     (0.50)%      (0.54)%     (0.65)%
     Portfolio Turnover Rate..............................       146.1%      233.8%      324.2%       290.7%      276.9%



(a)  Calculated based on average shares outstanding during the period.

(b)  Expense ratio without commission rebates.




                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MIDCAP S&P 400 INDEX FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 13.64     $ 12.04     $ 11.08       $ 8.57      $ 9.22
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.10        0.09        0.05         0.04        0.03
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.59        1.89        1.06         2.49      (0.58)
                          Total From Investment Operations         1.69        1.98        1.11         2.53      (0.55)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.07)      (0.05)      (0.03)       (0.02)      (0.03)
     Distributions from Realized Gains....................       (0.55)      (0.33)      (0.12)           -       (0.07)
                         Total Dividends and Distributions       (0.62)      (0.38)      (0.15)       (0.02)      (0.10)
Net Asset Value, End of Period                                  $ 14.71     $ 13.64     $ 12.04      $ 11.08      $ 8.57
Total Return..............................................       12.68%      16.65%      10.09%       29.63%     (6.08)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $31,387     $16,978      $6,197       $2,145      $1,394
     Ratio of Expenses to Average Net Assets..............        0.72%       0.72%       0.72%        0.72%       0.72%
     Ratio of Net Investment Income to Average Net Assets.        0.72%       0.61%       0.41%        0.47%       0.38%
     Portfolio Turnover Rate..............................        31.7%       52.1%       55.9%        41.4%       48.5%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MIDCAP S&P 400 INDEX FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 13.59     $ 12.02     $ 11.07       $ 8.57      $ 9.22
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.08        0.06        0.03         0.03        0.02
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.58        1.88        1.05         2.48      (0.58)
                          Total From Investment Operations         1.66        1.94        1.08         2.51      (0.56)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.04)      (0.04)      (0.01)       (0.01)      (0.02)
     Distributions from Realized Gains....................       (0.55)      (0.33)      (0.12)           -       (0.07)
                         Total Dividends and Distributions       (0.59)      (0.37)      (0.13)       (0.01)      (0.09)
Net Asset Value, End of Period                                  $ 14.66     $ 13.59     $ 12.02      $ 11.07      $ 8.57
Total Return..............................................       12.53%      16.40%       9.82%       29.30%     (6.25)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $24,315     $17,216      $9,549       $3,069      $1,348
     Ratio of Expenses to Average Net Assets..............        0.90%       0.90%       0.90%        0.90%       0.90%
     Ratio of Net Investment Income to Average Net Assets.        0.55%       0.42%       0.23%        0.28%       0.20%
     Portfolio Turnover Rate..............................        31.7%       52.1%       55.9%        41.4%       48.5%


                                                                   2006        2005
MIDCAP S&P 400 INDEX FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 13.44     $ 11.90
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.06        0.02
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.54        1.89
                          Total From Investment Operations         1.60        1.91
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.02)      (0.04)
     Distributions from Realized Gains....................       (0.55)      (0.33)
                         Total Dividends and Distributions       (0.57)      (0.37)
Net Asset Value, End of Period                                  $ 14.47     $ 13.44
Total Return..............................................       12.23%      16.30%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $2,468        $326
     Ratio of Expenses to Average Net Assets..............        1.03%       1.03%
     Ratio of Net Investment Income to Average Net Assets.        0.40%       0.15%
     Portfolio Turnover Rate..............................        31.7%       52.1%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MIDCAP S&P 400 INDEX FUND
Preferred shares
Net Asset Value, Beginning of Period......................      $ 13.72     $ 12.07     $ 11.11       $ 8.60      $ 9.25
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.15        0.13        0.09         0.07        0.04
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.58        1.90        1.06         2.49      (0.55)
                          Total From Investment Operations         1.73        2.03        1.15         2.56      (0.51)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.11)      (0.05)      (0.07)       (0.05)      (0.07)
     Distributions from Realized Gains....................       (0.55)      (0.33)      (0.12)           -       (0.07)
                         Total Dividends and Distributions       (0.66)      (0.38)      (0.19)       (0.05)      (0.14)
Net Asset Value, End of Period                                  $ 14.79     $ 13.72     $ 12.07      $ 11.11      $ 8.60
Total Return..............................................       12.96%      17.06%      10.39%       29.93%     (5.78)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $49,931     $31,845     $21,076      $15,280      $7,173
     Ratio of Expenses to Average Net Assets..............        0.41%       0.41%       0.41%        0.41%       0.41%
     Ratio of Net Investment Income to Average Net Assets.        1.04%       0.93%       0.74%        0.77%       0.69%
     Portfolio Turnover Rate..............................        31.7%       52.1%       55.9%        41.4%       48.5%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MIDCAP S&P 400 INDEX FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 13.67     $ 12.05     $ 11.09       $ 8.59      $ 9.25
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.13        0.11        0.07         0.06        0.06
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.58        1.89        1.06         2.48      (0.59)
                          Total From Investment Operations         1.71        2.00        1.13         2.54      (0.53)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.09)      (0.05)      (0.05)       (0.04)      (0.06)
     Distributions from Realized Gains....................       (0.55)      (0.33)      (0.12)           -       (0.07)
                         Total Dividends and Distributions       (0.64)      (0.38)      (0.17)       (0.04)      (0.13)
Net Asset Value, End of Period                                  $ 14.74     $ 13.67     $ 12.05      $ 11.09      $ 8.59
Total Return..............................................       12.87%      16.82%      10.29%       29.70%     (5.99)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $10,981      $5,575      $2,565       $1,607      $1,087
     Ratio of Expenses to Average Net Assets..............        0.53%       0.53%       0.53%        0.53%       0.52%
     Ratio of Net Investment Income to Average Net Assets.        0.90%       0.81%       0.61%        0.67%       0.58%
     Portfolio Turnover Rate..............................        31.7%       52.1%       55.9%        41.4%       48.5%


(a)  Calculated based on average shares outstanding during the period.


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MIDCAP VALUE FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 14.39     $ 12.92     $ 11.77       $ 9.73      $ 9.96
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.11        0.07        0.05         0.06        0.06
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.96        2.25        1.16         2.03        0.03
                          Total From Investment Operations         2.07        2.32        1.21         2.09        0.09
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.07)      (0.03)      (0.06)       (0.05)      (0.05)
     Distributions from Realized Gains....................       (2.08)      (0.82)          -            -       (0.27)
                         Total Dividends and Distributions       (2.15)      (0.85)      (0.06)       (0.05)      (0.32)
Net Asset Value, End of Period                                  $ 14.31     $ 14.39     $ 12.92      $ 11.77      $ 9.73
Total Return..............................................       16.08%      18.65%      10.35%       21.64%       0.61%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $786        $315      $1,587       $1,024      $1,223
     Ratio of Expenses to Average Net Assets..............        1.22%       1.22%       1.16%        1.20%       1.21%
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.23%(   b)     1.22%(b)    1.22%(b)
     Ratio of Net Investment Income to Average Net Assets.        0.80%       0.51%       0.43%        0.58%       0.50%
     Portfolio Turnover Rate..............................       102.8%      167.8%      225.4%       186.5%      172.2%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MIDCAP VALUE FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 14.40     $ 12.96     $ 11.80       $ 9.72      $ 9.95
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.08        0.05        0.03         0.05        0.05
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.99        2.23        1.17         2.07        0.02
                          Total From Investment Operations         2.07        2.28        1.20         2.12        0.07
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.05)      (0.02)      (0.04)       (0.04)      (0.03)
     Distributions from Realized Gains....................       (2.08)      (0.82)          -            -       (0.27)
                         Total Dividends and Distributions       (2.13)      (0.84)      (0.04)       (0.04)      (0.30)
Net Asset Value, End of Period                                  $ 14.34     $ 14.40     $ 12.96      $ 11.80      $ 9.72
Total Return..............................................       15.99%      18.32%      10.20%       21.86%       0.44%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,112        $438        $155          $89        $704
     Ratio of Expenses to Average Net Assets..............        1.40%       1.40%       1.34%        1.36%       1.39%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.41%(b)     1.40%(b)    1.40%(b)
     Ratio of Net Investment Income to Average Net Assets.        0.59%       0.33%       0.24%        0.45%       0.32%
     Portfolio Turnover Rate..............................       102.8%      167.8%      225.4%       186.5%      172.2%


                                                                   2006        2005
MIDCAP VALUE FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 14.34     $ 12.96
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.07        0.04
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.98        2.18
                          Total From Investment Operations         2.05        2.22
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.03)      (0.02)
     Distributions from Realized Gains....................       (2.08)      (0.82)
                         Total Dividends and Distributions       (2.11)      (0.84)
Net Asset Value, End of Period                                  $ 14.28     $ 14.34
Total Return..............................................       15.93%      17.84%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............          $93         $49
     Ratio of Expenses to Average Net Assets..............        1.53%       1.53%
     Ratio of Net Investment Income to Average Net Assets.        0.50%       0.26%
     Portfolio Turnover Rate..............................       102.8%      167.8%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MIDCAP VALUE FUND
Preferred shares
Net Asset Value, Beginning of Period......................      $ 14.38     $ 12.89     $ 11.74       $ 9.77     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.15        0.12        0.09         0.11        0.16
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.97        2.22        1.16         1.94      (0.04)
                          Total From Investment Operations         2.12        2.34        1.25         2.05        0.12
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.11)      (0.03)      (0.10)       (0.08)      (0.08)
     Distributions from Realized Gains....................       (2.08)      (0.82)          -            -       (0.27)
                         Total Dividends and Distributions       (2.19)      (0.85)      (0.10)       (0.08)      (0.35)
Net Asset Value, End of Period                                  $ 14.31     $ 14.38     $ 12.89      $ 11.74      $ 9.77
Total Return..............................................       16.51%      18.89%      10.72%       21.21%       0.92%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,430        $995        $206          $95        $709
     Ratio of Expenses to Average Net Assets..............        0.91%       0.91%       0.86%        0.88%       0.90%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    0.92%(b)     0.91%(b)    0.91%(b)
     Ratio of Net Investment Income to Average Net Assets.        1.13%       0.86%       0.72%        0.94%       0.81%
     Portfolio Turnover Rate..............................       102.8%      167.8%      225.4%       186.5%      172.2%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MIDCAP VALUE FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 14.30     $ 12.83     $ 11.69       $ 9.76      $ 9.98
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.12        0.10        0.08         0.10        0.11
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.97        2.22        1.15         1.90        0.01
                          Total From Investment Operations         2.09        2.32        1.23         2.00        0.12
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.10)      (0.03)      (0.09)       (0.07)      (0.07)
     Distributions from Realized Gains....................       (2.08)      (0.82)          -            -       (0.27)
                         Total Dividends and Distributions       (2.18)      (0.85)      (0.09)       (0.07)      (0.34)
Net Asset Value, End of Period                                  $ 14.21     $ 14.30     $ 12.83      $ 11.69      $ 9.76
Total Return..............................................       16.33%      18.80%      10.54%       20.68%       0.91%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,357        $176         $45          $37        $708
     Ratio of Expenses to Average Net Assets..............        1.03%       1.03%       0.96%        0.99%       1.01%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.04%(b)     1.03%(b)    1.02%(b)
     Ratio of Net Investment Income to Average Net Assets.        0.88%       0.72%       0.63%        0.85%       0.70%
     Portfolio Turnover Rate..............................       102.8%      167.8%      225.4%       186.5%      172.2%


(a)  Calculated based on average shares outstanding during the period.

(b)  Expense ratio without commission rebates.






                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MONEY MARKET FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................       $ 1.00      $ 1.00      $ 1.00       $ 1.00      $ 1.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.04        0.02          -            -         0.01
                          Total From Investment Operations         0.04        0.02          -            -         0.01
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.04)      (0.02)          -            -       (0.01)
                         Total Dividends and Distributions       (0.04)      (0.02)          -            -       (0.01)
Net Asset Value, End of Period                                   $ 1.00      $ 1.00      $ 1.00       $ 1.00      $ 1.00
Total Return..............................................        3.96%       1.99%       0.28%        0.32%       1.06%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $15,280      $8,665      $7,413       $4,581      $2,070
     Ratio of Expenses to Average Net Assets..............        0.97%       0.97%       0.97%        0.97%       0.97%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%          -% 0.97%(    b)          -%
     Ratio of Net Investment Income to Average Net Assets.        3.96%       1.98%       0.31%        0.29%       0.91%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MONEY MARKET FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................       $ 1.00      $ 1.00      $ 1.00       $ 1.00      $ 1.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.04        0.02          -            -         0.01
                          Total From Investment Operations         0.04        0.02          -            -         0.01
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.04)      (0.02)          -            -       (0.01)
                         Total Dividends and Distributions       (0.04)      (0.02)          -            -       (0.01)
Net Asset Value, End of Period                                   $ 1.00      $ 1.00      $ 1.00       $ 1.00      $ 1.00
Total Return..............................................        3.77%       1.81%       0.13%        0.16%       0.88%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $9,517      $9,180      $6,394       $5,494        $564
     Ratio of Expenses to Average Net Assets..............        1.15%       1.15%       1.12%        1.13%       1.15%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.15%(b)     1.15%(b)          -%
     Ratio of Net Investment Income to Average Net Assets.        3.66%       1.77%       0.15%        0.12%       0.88%


                                                                   2006        2005
MONEY MARKET FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................       $ 1.00      $ 1.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.04        0.02
                          Total From Investment Operations         0.04        0.02
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.04)      (0.02)
                         Total Dividends and Distributions       (0.04)      (0.02)
Net Asset Value, End of Period                                   $ 1.00      $ 1.00
Total Return..............................................        3.64%       1.75%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,578      $8,627
     Ratio of Expenses to Average Net Assets..............        1.28%       1.28%
     Ratio of Net Investment Income to Average Net Assets.        3.30%       2.43%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MONEY MARKET FUND
Preferred shares
Net Asset Value, Beginning of Period......................       $ 1.00      $ 1.00      $ 1.00       $ 1.00      $ 1.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.04        0.02        0.01         0.01        0.01
                          Total From Investment Operations         0.04        0.02        0.01         0.01        0.01
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.04)      (0.02)      (0.01)       (0.01)      (0.01)
                         Total Dividends and Distributions       (0.04)      (0.02)      (0.01)       (0.01)      (0.01)
Net Asset Value, End of Period                                   $ 1.00      $ 1.00      $ 1.00       $ 1.00      $ 1.00
Total Return..............................................        4.28%       2.30%       0.59%        0.64%       1.38%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $41,532     $30,291     $14,599       $8,431      $1,949
     Ratio of Expenses to Average Net Assets..............        0.66%       0.66%       0.66%        0.66%       0.66%
     Ratio of Net Investment Income to Average Net Assets.        4.25%       2.30%       0.61%        0.55%       1.39%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MONEY MARKET FUND
Select shares
Net Asset Value, Beginning of Period......................       $ 1.00      $ 1.00      $ 1.00       $ 1.00      $ 1.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.04        0.02        0.01         0.01        0.01
                          Total From Investment Operations         0.04        0.02        0.01         0.01        0.01
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.04)      (0.02)      (0.01)       (0.01)      (0.01)
                         Total Dividends and Distributions       (0.04)      (0.02)      (0.01)       (0.01)      (0.01)
Net Asset Value, End of Period                                   $ 1.00      $ 1.00      $ 1.00       $ 1.00      $ 1.00
Total Return..............................................        4.16%       2.17%       0.46%        0.49%       1.26%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $6,614      $3,495      $1,484          $10         $10
     Ratio of Expenses to Average Net Assets..............        0.78%       0.78%       0.78%        0.63%       0.77%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%          -%     0.78%(b)          -%
     Ratio of Net Investment Income to Average Net Assets.        4.23%       2.28%       0.49%        0.37%       1.25%


(a) Calculated based on average shares outstanding during the period.

(b) Expense ratio without the Manager's voluntary expense limit.






                                                                   2006 2005(    a)
                                                                   ---- ----
PARTNERS GLOBAL EQUITY FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 10.21     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.04        0.04
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.88        0.17
                          Total From Investment Operations         1.92        0.21
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.01)          -
                         Total Dividends and Distributions       (0.01)          -
Net Asset Value, End of Period                                  $ 12.12     $ 10.21
Total Return..............................................       18.78%  2.10%(  c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,485         $10
     Ratio of Expenses to Average Net Assets..............        1.52% 1.52%(   d)
     Ratio of Net Investment Income to Average Net Assets.        0.36%    0.53%(d)
     Portfolio Turnover Rate..............................        61.2%    37.1%(d)


                                                                   2006     2005(a)
                                                                   ----     ----
PARTNERS GLOBAL EQUITY FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 10.23     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.02        0.02
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.88        0.21
                          Total From Investment Operations         1.90        0.23
Net Asset Value, End of Period                                  $ 12.13     $ 10.23
Total Return..............................................       18.57%    2.30%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,498         $40
     Ratio of Expenses to Average Net Assets..............        1.70%    1.70%(d)
     Ratio of Net Investment Income to Average Net Assets.        0.20%    0.24%(d)
     Portfolio Turnover Rate..............................        61.2%    37.1%(d)


                                                                   2006     2005(a)
                                                                   ----     ----
PARTNERS GLOBAL EQUITY FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 10.19     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.01        0.01
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.87        0.18
                          Total From Investment Operations         1.88        0.19
Net Asset Value, End of Period                                  $ 12.07     $ 10.19
Total Return..............................................       18.45%    1.90%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $317         $22
     Ratio of Expenses to Average Net Assets..............        1.83%    1.83%(d)
     Ratio of Net Investment Income to Average Net Assets.        0.10%    0.16%(d)
     Portfolio Turnover Rate..............................        61.2%    37.1%(d)


                                                                   2006     2005(a)
                                                                   ----     ----
PARTNERS GLOBAL EQUITY FUND
Preferred shares
Net Asset Value, Beginning of Period......................      $ 10.23     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.10        0.06
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.84        0.17
                          Total From Investment Operations         1.94        0.23
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.04)          -
                         Total Dividends and Distributions       (0.04)          -
Net Asset Value, End of Period                                  $ 12.13     $ 10.23
Total Return..............................................       19.02%    2.30%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $250         $10
     Ratio of Expenses to Average Net Assets..............        1.21%    1.21%(d)
     Ratio of Net Investment Income to Average Net Assets.        0.85%    0.85%(d)
     Portfolio Turnover Rate..............................        61.2%    37.1%(d)


                                                                   2006     2005(a)
                                                                   ----     ----
PARTNERS GLOBAL EQUITY FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 10.22     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.05          -
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.89        0.22
                          Total From Investment Operations         1.94        0.22
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.03)          -
                         Total Dividends and Distributions       (0.03)          -
Net Asset Value, End of Period                                  $ 12.13     $ 10.22
Total Return..............................................       18.99%    2.20%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,585        $834
     Ratio of Expenses to Average Net Assets..............        1.33%    1.33%(d)
     Ratio of Net Investment Income to Average Net Assets.        0.48%    0.07%(d)
     Portfolio Turnover Rate..............................        61.2%    37.1%(d)


(a)  Period from March 1, 2005, date operations  commenced,  through October 31,
     2005.

(b)  Calculated based on average shares outstanding during the period.

(c)  Total return amounts have not been annualized.

(d)  Computed on an annualized basis.





                                                                   2006        2005 2004(    a)
                                                                   ----        ---- ----
PARTNERS INTERNATIONAL FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 12.65     $ 10.87     $ 10.34
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.11        0.11      (0.03)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         3.02        1.80        0.56
                          Total From Investment Operations         3.13        1.91        0.53
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.03)      (0.04)          -
     Distributions from Realized Gains....................       (0.41)      (0.09)          -
                         Total Dividends and Distributions       (0.44)      (0.13)          -
Net Asset Value, End of Period                                  $ 15.34     $ 12.65     $ 10.87
Total Return..............................................       25.45%      17.66%  5.13%(  c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $16,367      $7,195         $89
     Ratio of Expenses to Average Net Assets..............        1.66%       1.67% 1.65%(   d)
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.67%(d),(e)
     Ratio of Net Investment Income to Average Net Assets.        0.77%       0.92%  (0.74)%(d)
     Portfolio Turnover Rate..............................        66.1%       60.1%    78.8%(d)


                                                                   2006        2005     2004(a)
                                                                   ----        ----     ----
PARTNERS INTERNATIONAL FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 12.62     $ 10.86     $ 10.34
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.08        0.08      (0.05)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         3.02        1.81        0.57
                          Total From Investment Operations         3.10        1.89        0.52
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.04)          -
     Distributions from Realized Gains....................       (0.41)      (0.09)          -
                         Total Dividends and Distributions       (0.41)      (0.13)          -
Net Asset Value, End of Period                                  $ 15.31     $ 12.62     $ 10.86
Total Return..............................................       25.28%      17.47%    5.03%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $15,001      $7,835      $1,715
     Ratio of Expenses to Average Net Assets..............        1.84%       1.85%    1.83%(d)
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.85%(d),(e)
     Ratio of Net Investment Income to Average Net Assets.        0.55%       0.63%  (1.21)%(d)
     Portfolio Turnover Rate..............................        66.1%       60.1%    78.8%(d)


                                                                   2006        2005
PARTNERS INTERNATIONAL FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 12.66     $ 10.96
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.06        0.01
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         3.03        1.82
                          Total From Investment Operations         3.09        1.83
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.04)
     Distributions from Realized Gains....................       (0.41)      (0.09)
                         Total Dividends and Distributions       (0.41)      (0.13)
Net Asset Value, End of Period                                  $ 15.34     $ 12.66
Total Return..............................................       25.09%      16.75%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $2,041        $339
     Ratio of Expenses to Average Net Assets..............        1.97%       1.98%
     Ratio of Net Investment Income to Average Net Assets.        0.45%       0.11%
     Portfolio Turnover Rate..............................        66.1%       60.1%


                                                                   2006        2005     2004(a)
                                                                   ----        ----     ----
PARTNERS INTERNATIONAL FUND
Preferred shares
Net Asset Value, Beginning of Period......................      $ 12.69     $ 10.88     $ 10.34
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.15        0.13        0.01
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         3.04        1.81        0.53
                          Total From Investment Operations         3.19        1.94        0.54
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.07)      (0.04)          -
     Distributions from Realized Gains....................       (0.41)      (0.09)          -
                         Total Dividends and Distributions       (0.48)      (0.13)          -
Net Asset Value, End of Period                                  $ 15.40     $ 12.69     $ 10.88
Total Return..............................................       25.92%      17.95%    5.22%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $24,331     $13,279         $12
     Ratio of Expenses to Average Net Assets..............        1.35%       1.36%    1.34%(d)
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.36%(d),(e)
     Ratio of Net Investment Income to Average Net Assets.        1.06%       1.07%    0.21%(d)
     Portfolio Turnover Rate..............................        66.1%       60.1%    78.8%(d)


                                                                   2006        2005     2004(a)
                                                                   ----        ----     ----
PARTNERS INTERNATIONAL FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 12.68     $ 10.88     $ 10.34
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.12        0.13      (0.01)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         3.05        1.80        0.55
                          Total From Investment Operations         3.17        1.93        0.54
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.05)      (0.04)          -
     Distributions from Realized Gains....................       (0.41)      (0.09)          -
                         Total Dividends and Distributions       (0.46)      (0.13)          -
Net Asset Value, End of Period                                  $ 15.39     $ 12.68     $ 10.88
Total Return..............................................       25.79%      17.84%    5.22%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $8,930      $4,807        $191
     Ratio of Expenses to Average Net Assets..............        1.47%       1.48%    1.47%(d)
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.48%(d),(e)
     Ratio of Net Investment Income to Average Net Assets.        0.86%       1.04%  (0.15)%(d)
     Portfolio Turnover Rate..............................        66.1%       60.1%    78.8%(d)


(a)  Period from June 1, 2004,  date operations  commenced,  through October 31,
     2004.

(b)  Calculated based on average shares outstanding during the period.

(c)  Total  return  amounts  have  not  been  annualized.

(d)  Computed on an annualized basis.

(e)  Expense ratio without commission rebates.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS LARGECAP BLEND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 10.27     $ 10.10      $ 9.36       $ 8.14      $ 9.07
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.06        0.07        0.03         0.05        0.04
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.46        0.76        0.74         1.17      (0.95)
                          Total From Investment Operations         1.52        0.83        0.77         1.22      (0.91)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.03)      (0.09)      (0.03)           -       (0.02)
     Distributions from Realized Gains....................       (0.44)      (0.57)          -            -           -
                         Total Dividends and Distributions       (0.47)      (0.66)      (0.03)           -       (0.02)
Net Asset Value, End of Period                                  $ 11.32     $ 10.27     $ 10.10       $ 9.36      $ 8.14
Total Return..............................................       15.24%       8.39%       8.27%       14.99%    (10.11)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $34,442     $25,026     $23,026      $12,025      $1,075
     Ratio of Expenses to Average Net Assets..............        1.31%       1.32%       1.30%        1.32%       1.31%
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.32%(   b)     1.32%(b)    1.32%(b)
     Ratio of Net Investment Income to Average Net Assets.        0.52%       0.66%       0.27%        0.57%       0.64%
     Portfolio Turnover Rate..............................        52.1% 51.8%(   c)       93.9%        41.7%       71.9%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS LARGECAP BLEND FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 10.22     $ 10.06      $ 9.33       $ 8.12      $ 9.04
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.04        0.04        0.01         0.04        0.02
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.44        0.78        0.74         1.17      (0.94)
                          Total From Investment Operations         1.48        0.82        0.75         1.21      (0.92)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.01)      (0.09)      (0.02)           -           -
     Distributions from Realized Gains....................       (0.44)      (0.57)          -            -           -
                         Total Dividends and Distributions       (0.45)      (0.66)      (0.02)           -           -
Net Asset Value, End of Period                                  $ 11.25     $ 10.22     $ 10.06       $ 9.33      $ 8.12
Total Return..............................................       14.91%       8.30%       7.99%       14.90%    (10.18)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $31,309     $29,275     $22,390      $11,290      $1,385
     Ratio of Expenses to Average Net Assets..............        1.49%       1.50%       1.47%        1.50%       1.48%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.50%(b)     1.50%(b)    1.50%(b)
     Ratio of Net Investment Income to Average Net Assets.        0.36%       0.42%       0.09%        0.42%       0.47%
     Portfolio Turnover Rate..............................        52.1%    51.8%(c)       93.9%        41.7%       71.9%


                                                                   2006        2005
PARTNERS LARGECAP BLEND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 10.30     $ 10.15
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.01      (0.02)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.47        0.83
                          Total From Investment Operations         1.48        0.81
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.09)
     Distributions from Realized Gains....................       (0.44)      (0.57)
                         Total Dividends and Distributions       (0.44)      (0.66)
Net Asset Value, End of Period                                  $ 11.34     $ 10.30
Total Return..............................................       14.74%       8.11%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $2,343        $257
     Ratio of Expenses to Average Net Assets..............        1.62%       1.63%
     Ratio of Net Investment Income to Average Net Assets.        0.12%     (0.17)%
     Portfolio Turnover Rate..............................        52.1%    51.8%(c)


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS LARGECAP BLEND FUND
Preferred shares
Net Asset Value, Beginning of Period......................      $ 10.32     $ 10.11      $ 9.38       $ 8.15      $ 9.08
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.09        0.10        0.06         0.08        0.04
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.46        0.77        0.73         1.17      (0.92)
                          Total From Investment Operations         1.55        0.87        0.79         1.25      (0.88)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.06)      (0.09)      (0.06)       (0.02)      (0.05)
     Distributions from Realized Gains....................       (0.44)      (0.57)          -            -           -
                         Total Dividends and Distributions       (0.50)      (0.66)      (0.06)       (0.02)      (0.05)
Net Asset Value, End of Period                                  $ 11.37     $ 10.32     $ 10.11       $ 9.38      $ 8.15
Total Return..............................................       15.52%       8.82%       8.47%       15.42%     (9.82)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $45,989     $42,290     $34,283      $21,346      $3,811
     Ratio of Expenses to Average Net Assets..............        1.00%       1.01%       0.98%        1.00%       0.99%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.01%(b)     1.01%(b)    1.01%(b)
     Ratio of Net Investment Income to Average Net Assets.        0.86%       0.94%       0.59%        0.89%       0.96%
     Portfolio Turnover Rate..............................        52.1%    51.8%(c)       93.9%        41.7%       71.9%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS LARGECAP BLEND FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 10.33     $ 10.14      $ 9.40       $ 8.15      $ 9.08
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.08        0.08        0.04         0.07        0.07
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.47        0.77        0.75         1.19      (0.97)
                          Total From Investment Operations         1.55        0.85        0.79         1.26      (0.90)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.05)      (0.09)      (0.05)       (0.01)      (0.03)
     Distributions from Realized Gains....................       (0.44)      (0.57)          -            -           -
                         Total Dividends and Distributions       (0.49)      (0.66)      (0.05)       (0.01)      (0.03)
Net Asset Value, End of Period                                  $ 11.39     $ 10.33     $ 10.14       $ 9.40      $ 8.15
Total Return..............................................       15.46%       8.58%       8.43%       15.53%     (9.93)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $10,614      $8,554      $5,776       $2,132        $816
     Ratio of Expenses to Average Net Assets..............        1.12%       1.13%       1.11%        1.12%       1.11%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.13%(b)     1.13%(b)    1.12%(b)
     Ratio of Net Investment Income to Average Net Assets.        0.73%       0.74%       0.44%        0.78%       0.83%
     Portfolio Turnover Rate..............................        52.1%    51.8%(c)       93.9%        41.7%       71.9%


(a)  Calculated based on average shares outstanding during the period.

(b)  Expense  ratio without  commission  rebates.

(c) Portfolio turnover rate excludes approximately $72,822,000 of securities from the acquisition of Principal Partners LargeCap Blend Fund, Inc. and
     $136,000 from portfolio realignment.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS LARGECAP BLEND FUND I
Advisors Preferred shares
Net Asset Value, Beginning of Period......................       $ 8.38      $ 7.76      $ 7.16       $ 6.06      $ 7.59
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.06        0.08        0.04         0.04        0.03
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.12        0.64        0.60         1.09      (1.52)
                          Total From Investment Operations         1.18        0.72        0.64         1.13      (1.49)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.04)      (0.06)      (0.04)       (0.03)      (0.04)
     Distributions from Realized Gains....................       (0.03)      (0.04)          -            -           -
                         Total Dividends and Distributions       (0.07)      (0.10)      (0.04)       (0.03)      (0.04)
Net Asset Value, End of Period                                   $ 9.49      $ 8.38      $ 7.76       $ 7.16      $ 6.06
Total Return..............................................       14.13%       9.24%       8.89%       18.75%    (19.78)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $3,784      $1,095      $1,325       $1,887      $1,285
     Ratio of Expenses to Average Net Assets..............        1.02%       1.02%       1.01%        1.01%       1.02%
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.02%(   b)     1.02%(b)          -%
     Ratio of Net Investment Income to Average Net Assets.        0.72%       0.99%       0.53%        0.62%       0.51%
     Portfolio Turnover Rate..............................        65.1% 148.8%(  c)       76.5%        82.9%       89.4%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS LARGECAP BLEND FUND I
Advisors Select shares
Net Asset Value, Beginning of Period......................       $ 8.34      $ 7.74      $ 7.15       $ 6.05      $ 7.57
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.05        0.06        0.03         0.03        0.02
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.11        0.64        0.58         1.09      (1.52)
                          Total From Investment Operations         1.16        0.70        0.61         1.12      (1.50)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.02)      (0.06)      (0.02)       (0.02)      (0.02)
     Distributions from Realized Gains....................       (0.03)      (0.04)          -            -           -
                         Total Dividends and Distributions       (0.05)      (0.10)      (0.02)       (0.02)      (0.02)
Net Asset Value, End of Period                                   $ 9.45      $ 8.34      $ 7.74       $ 7.15      $ 6.05
Total Return..............................................       14.00%       8.99%       8.58%       18.57%    (19.84)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $4,353      $3,573      $2,272       $2,169        $757
     Ratio of Expenses to Average Net Assets..............        1.20%       1.20%       1.19%        1.20%       1.20%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.20%(b)     1.20%(b)          -%
     Ratio of Net Investment Income to Average Net Assets.        0.57%       0.70%       0.34%        0.41%       0.30%
     Portfolio Turnover Rate..............................        65.1%   148.8%(c)       76.5%        82.9%       89.4%


                                                                   2006        2005
PARTNERS LARGECAP BLEND FUND I
Advisors Signature shares
Net Asset Value, Beginning of Period......................       $ 8.31      $ 7.72
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.03        0.06
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.11        0.63
                          Total From Investment Operations         1.14        0.69
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.01)      (0.06)
     Distributions from Realized Gains....................       (0.03)      (0.04)
                         Total Dividends and Distributions       (0.04)      (0.10)
Net Asset Value, End of Period                                   $ 9.41      $ 8.31
Total Return..............................................       13.78%       8.87%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $671         $11
     Ratio of Expenses to Average Net Assets..............        1.33%       1.33%
     Ratio of Net Investment Income to Average Net Assets.        0.38%       0.70%
     Portfolio Turnover Rate..............................        65.1%   148.8%(c)


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS LARGECAP BLEND FUND I
Preferred shares
Net Asset Value, Beginning of Period......................       $ 8.42      $ 7.78      $ 7.18       $ 6.08      $ 7.62
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.10        0.11        0.06         0.06        0.03
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.11        0.63        0.60         1.09      (1.51)
                          Total From Investment Operations         1.21        0.74        0.66         1.15      (1.48)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.06)      (0.06)      (0.06)       (0.05)      (0.06)
     Distributions from Realized Gains....................       (0.03)      (0.04)          -            -           -
                         Total Dividends and Distributions       (0.09)      (0.10)      (0.06)       (0.05)      (0.06)
Net Asset Value, End of Period                                   $ 9.54      $ 8.42      $ 7.78       $ 7.18      $ 6.08
Total Return..............................................       14.54%       9.50%       9.21%       19.05%    (19.59)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $3,869      $3,470      $2,518       $2,930      $1,498
     Ratio of Expenses to Average Net Assets..............        0.71%       0.71%       0.70%        0.70%       0.71%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    0.71%(b)     0.71%(b)          -%
     Ratio of Net Investment Income to Average Net Assets.        1.08%       1.28%       0.84%        0.92%       0.84%
     Portfolio Turnover Rate..............................        65.1%   148.8%(c)       76.5%        82.9%       89.4%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS LARGECAP BLEND FUND I
Select shares
Net Asset Value, Beginning of Period......................       $ 8.39      $ 7.76      $ 7.17       $ 6.07      $ 7.60
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.08        0.08        0.05         0.05        0.05
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.11        0.65        0.59         1.09      (1.53)
                          Total From Investment Operations         1.19        0.73        0.64         1.14      (1.48)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.05)      (0.06)      (0.05)       (0.04)      (0.05)
     Distributions from Realized Gains....................       (0.03)      (0.04)          -            -           -
                         Total Dividends and Distributions       (0.08)      (0.10)      (0.05)       (0.04)      (0.05)
Net Asset Value, End of Period                                   $ 9.50      $ 8.39      $ 7.76       $ 7.17      $ 6.07
Total Return..............................................       14.33%       9.39%       8.94%       18.94%    (19.60)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $2,436      $1,834        $348         $897        $759
     Ratio of Expenses to Average Net Assets..............        0.83%       0.83%       0.82%        0.82%       0.82%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    0.83%(b)     0.83%(b)          -%
     Ratio of Net Investment Income to Average Net Assets.        0.94%       0.94%       0.71%        0.82%       0.67%
     Portfolio Turnover Rate..............................        65.1%   148.8%(c)       76.5%        82.9%       89.4%


(a)  Calculated based on average shares outstanding during the period.

(b)  Expense  ratio without  commission  rebates.

(c) Portfolio turnover rate excludes approximately $149,848,000 of securities from the acquisition of Principal Partners Blue Chip Fund, Inc. and
     $268,000 from portfolio realignment.






                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS LARGECAP GROWTH FUND I
Advisors Preferred shares
Net Asset Value, Beginning of Period......................       $ 8.03      $ 7.25      $ 6.99       $ 6.11      $ 7.45
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............           -           -       (0.02)       (0.01)        0.02
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.52        0.82        0.28         0.89      (1.36)
                          Total From Investment Operations         0.52        0.82        0.26         0.88      (1.34)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.04)          -            -           -
     Distributions from Realized Gains....................       (0.31)          -           -            -           -
                         Total Dividends and Distributions       (0.31)      (0.04)          -            -           -
Net Asset Value, End of Period                                   $ 8.24      $ 8.03      $ 7.25       $ 6.99      $ 6.11
Total Return..............................................        6.42%      11.29%       3.72%       14.40%    (17.99)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $28,652     $32,154     $31,356      $21,390      $4,903
     Ratio of Expenses to Average Net Assets..............        1.31%       1.31%       1.25%        1.32%       1.32%
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.32%(   b)     1.32%(b)          -%
     Ratio of Net Investment Income to Average Net Assets.      (0.03)%     (0.05)%     (0.35)%      (0.21)%     (0.35)%
     Portfolio Turnover Rate..............................        58.5% 66.5%(   c)      157.8%       130.9%      182.9%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS LARGECAP GROWTH FUND I
Advisors Select shares
Net Asset Value, Beginning of Period......................       $ 7.84      $ 7.09      $ 6.85       $ 5.99      $ 7.43
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.01)      (0.02)      (0.04)       (0.02)        0.01
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.50        0.81        0.28         0.88      (1.45)
                          Total From Investment Operations         0.49        0.79        0.24         0.86      (1.44)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.04)          -            -           -
     Distributions from Realized Gains....................       (0.31)          -           -            -           -
                         Total Dividends and Distributions       (0.31)      (0.04)          -            -           -
Net Asset Value, End of Period                                   $ 8.02      $ 7.84      $ 7.09       $ 6.85      $ 5.99
Total Return..............................................        6.18%      11.10%       3.50%       14.36%    (19.38)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $18,690     $22,933     $20,800      $16,776      $1,858
     Ratio of Expenses to Average Net Assets..............        1.49%       1.49%       1.43%        1.50%       1.50%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.50%(b)     1.50%(b)          -%
     Ratio of Net Investment Income to Average Net Assets.      (0.18)%     (0.27)%     (0.52)%      (0.38)%     (0.51)%
     Portfolio Turnover Rate..............................        58.5%    66.5%(c)      157.8%       130.9%      182.9%


                                                                   2006        2005
PARTNERS LARGECAP GROWTH FUND I
Advisors Signature shares
Net Asset Value, Beginning of Period......................       $ 8.04      $ 7.29
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.04)      (0.07)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.53        0.86
                          Total From Investment Operations         0.49        0.79
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.04)
     Distributions from Realized Gains....................       (0.31)          -
                         Total Dividends and Distributions       (0.31)      (0.04)
Net Asset Value, End of Period                                   $ 8.22      $ 8.04
Total Return..............................................        6.02%      10.78%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $834        $250
     Ratio of Expenses to Average Net Assets..............        1.62%       1.62%
     Ratio of Net Investment Income to Average Net Assets.      (0.49)%     (0.92)%
     Portfolio Turnover Rate..............................        58.5%    66.5%(c)


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS LARGECAP GROWTH FUND I
Preferred shares
Net Asset Value, Beginning of Period......................       $ 8.05      $ 7.25      $ 6.96       $ 6.06      $ 7.47
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.02        0.02          -          0.01        0.01
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.52        0.82        0.29         0.89      (1.42)
                          Total From Investment Operations         0.54        0.84        0.29         0.90      (1.41)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.04)          -            -           -
     Distributions from Realized Gains....................       (0.31)          -           -            -           -
                         Total Dividends and Distributions       (0.31)      (0.04)          -            -           -
Net Asset Value, End of Period                                   $ 8.28      $ 8.05      $ 7.25       $ 6.96      $ 6.06
Total Return..............................................        6.66%      11.59%       4.18%       14.85%    (18.88)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $28,122     $29,758     $26,763      $23,056     $14,373
     Ratio of Expenses to Average Net Assets..............        1.00%       1.00%       0.94%        1.01%       1.01%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.01%(b)     1.01%(b)          -%
     Ratio of Net Investment Income to Average Net Assets.        0.25%       0.23%     (0.03)%        0.13%       0.05%
     Portfolio Turnover Rate..............................        58.5%    66.5%(c)      157.8%       130.9%      182.9%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS LARGECAP GROWTH FUND I
Select shares
Net Asset Value, Beginning of Period......................       $ 7.98      $ 7.19      $ 6.92       $ 6.04      $ 7.46
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.03        0.01      (0.01)           -       (0.01)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.49        0.82        0.28         0.88      (1.41)
                          Total From Investment Operations         0.52        0.83        0.27         0.88      (1.42)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.04)          -            -           -
     Distributions from Realized Gains....................       (0.31)          -           -            -           -
                         Total Dividends and Distributions       (0.31)      (0.04)          -            -           -
Net Asset Value, End of Period                                   $ 8.19      $ 7.98      $ 7.19       $ 6.92      $ 6.04
Total Return..............................................        6.46%      11.54%       3.90%       14.57%    (19.03)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $3,732      $3,441      $4,064       $1,825        $778
     Ratio of Expenses to Average Net Assets..............        1.12%       1.12%       1.07%        1.13%       1.12%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.13%(b)     1.13%(b)          -%
     Ratio of Net Investment Income to Average Net Assets.        0.41%       0.16%     (0.17)%        0.01%     (0.18)%
     Portfolio Turnover Rate..............................        58.5%    66.5%(c)      157.8%       130.9%      182.9%


(a)  Calculated based on average shares outstanding during the period.

(b)  Expense  ratio without  commission  rebates.

(c) Portfolio turnover rate excludes approximately $62,466,000 of securities from the acquisition of Principal Partners Equity Growth Fund, Inc.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS LARGECAP GROWTH FUND II
Advisors Preferred shares
Net Asset Value, Beginning of Period......................       $ 7.94      $ 7.58      $ 7.18       $ 6.12      $ 7.41
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.04)      (0.02)      (0.05)       (0.04)      (0.05)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.88        0.53        0.45         1.10      (1.24)
                          Total From Investment Operations         0.84        0.51        0.40         1.06      (1.29)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.02)          -            -           -
     Distributions from Realized Gains....................       (0.09)      (0.13)          -            -           -
                         Total Dividends and Distributions       (0.09)      (0.15)          -            -           -
Net Asset Value, End of Period                                   $ 8.69      $ 7.94      $ 7.58       $ 7.18      $ 6.12
Total Return..............................................       10.64%       6.76%       5.57%       17.32%    (17.41)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $8,440      $8,540      $6,532       $4,761        $613
     Ratio of Expenses to Average Net Assets..............        1.56%       1.57%       1.57%        1.57%       1.57%
     Ratio of Net Investment Income to Average Net Assets.      (0.47)%     (0.27)%     (0.66)%      (0.60)%     (0.64)%
     Portfolio Turnover Rate..............................       143.4%       95.2%      124.7%       193.9%      176.7%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS LARGECAP GROWTH FUND II
Advisors Select shares
Net Asset Value, Beginning of Period......................       $ 7.87      $ 7.54      $ 7.14       $ 6.10      $ 7.39
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.05)      (0.04)      (0.06)       (0.05)      (0.06)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.88        0.52        0.46         1.09      (1.23)
                          Total From Investment Operations         0.83        0.48        0.40         1.04      (1.29)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.02)          -            -           -
     Distributions from Realized Gains....................       (0.09)      (0.13)          -            -           -
                         Total Dividends and Distributions       (0.09)      (0.15)          -            -           -
Net Asset Value, End of Period                                   $ 8.61      $ 7.87      $ 7.54       $ 7.14      $ 6.10
Total Return..............................................       10.60%       6.38%       5.60%       17.05%    (17.46)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $12,511     $13,504      $7,582       $1,835        $611
     Ratio of Expenses to Average Net Assets..............        1.74%       1.75%       1.75%        1.75%       1.75%
     Ratio of Net Investment Income to Average Net Assets.      (0.65)%     (0.46)%     (0.85)%      (0.74)%     (0.82)%
     Portfolio Turnover Rate..............................       143.4%       95.2%      124.7%       193.9%      176.7%


                                                                   2006        2005
PARTNERS LARGECAP GROWTH FUND II
Advisors Signature shares
Net Asset Value, Beginning of Period......................       $ 8.11      $ 7.76
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.06)      (0.07)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.90        0.57
                          Total From Investment Operations         0.84        0.50
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.02)
     Distributions from Realized Gains....................       (0.09)      (0.13)
                         Total Dividends and Distributions       (0.09)      (0.15)
Net Asset Value, End of Period                                   $ 8.86      $ 8.11
Total Return..............................................       10.41%       6.44%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $420        $164
     Ratio of Expenses to Average Net Assets..............        1.87%       1.88%
     Ratio of Net Investment Income to Average Net Assets.      (0.77)%     (0.84)%
     Portfolio Turnover Rate..............................       143.4%       95.2%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS LARGECAP GROWTH FUND II
Preferred shares
Net Asset Value, Beginning of Period......................       $ 8.05      $ 7.67      $ 7.25       $ 6.15      $ 7.42
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.01)          -       (0.03)       (0.01)      (0.01)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.90        0.54        0.45         1.11      (1.26)
                          Total From Investment Operations         0.89        0.54        0.42         1.10      (1.27)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.03)          -            -           -
     Distributions from Realized Gains....................       (0.09)      (0.13)          -            -           -
                         Total Dividends and Distributions       (0.09)      (0.16)          -            -           -
Net Asset Value, End of Period                                   $ 8.85      $ 8.05      $ 7.67       $ 7.25      $ 6.15
Total Return..............................................       11.12%       6.97%       5.79%       17.89%    (17.12)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $17,520     $20,415     $15,288         $974        $843
     Ratio of Expenses to Average Net Assets..............        1.25%       1.26%       1.26%        1.26%       1.26%
     Ratio of Net Investment Income to Average Net Assets.      (0.18)%       0.05%     (0.39)%      (0.23)%     (0.33)%
     Portfolio Turnover Rate..............................       143.4%       95.2%      124.7%       193.9%      176.7%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS LARGECAP GROWTH FUND II
Select shares
Net Asset Value, Beginning of Period......................       $ 8.02      $ 7.64      $ 7.22       $ 6.14      $ 7.42
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.02)      (0.02)      (0.04)       (0.02)      (0.03)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.89        0.55        0.46         1.10      (1.25)
                          Total From Investment Operations         0.87        0.53        0.42         1.08      (1.28)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.02)          -            -           -
     Distributions from Realized Gains....................       (0.09)      (0.13)          -            -           -
                         Total Dividends and Distributions       (0.09)      (0.15)          -            -           -
Net Asset Value, End of Period                                   $ 8.80      $ 8.02      $ 7.64       $ 7.22      $ 6.14
Total Return..............................................       10.91%       6.99%       5.82%       17.59%    (17.25)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $18,798     $15,970      $1,940         $723        $615
     Ratio of Expenses to Average Net Assets..............        1.37%       1.38%       1.38%        1.38%       1.37%
     Ratio of Net Investment Income to Average Net Assets.      (0.28)%     (0.24)%     (0.48)%      (0.35)%     (0.44)%
     Portfolio Turnover Rate..............................       143.4%       95.2%      124.7%       193.9%      176.7%


(a)  Calculated  based on average  shares  outstanding  during the  period.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS LARGECAP VALUE FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 13.73     $ 12.92     $ 11.64       $ 9.57     $ 10.41
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.17        0.13        0.11         0.13      (0.01)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.55        0.95        1.27         1.98      (0.79)
                          Total From Investment Operations         2.72        1.08        1.38         2.11      (0.80)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.10)      (0.17)      (0.10)       (0.04)          -
     Distributions from Realized Gains....................       (0.51)      (0.10)          -            -       (0.04)
                         Total Dividends and Distributions       (0.61)      (0.27)      (0.10)       (0.04)      (0.04)
Net Asset Value, End of Period                                  $ 15.84     $ 13.73     $ 12.92      $ 11.64      $ 9.57
Total Return..............................................       20.49%       8.44%      11.95%       22.16%     (7.73)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $93,399     $58,191     $34,752      $12,058      $2,797
     Ratio of Expenses to Average Net Assets..............        1.34%       1.35%       1.36%        1.34%       1.37%
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.37%(   b)     1.37%(b)    1.37%(b)
     Ratio of Net Investment Income to Average Net Assets.        1.15%       0.97%       0.90%        1.21%       0.99%
     Portfolio Turnover Rate..............................        20.7% 28.1%(   c)       26.4%        16.2%        7.8%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS LARGECAP VALUE FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 13.35     $ 12.59     $ 11.35       $ 9.33     $ 10.40
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.14        0.11        0.09         0.11      (0.02)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.48        0.92        1.24         1.94      (1.01)
                          Total From Investment Operations         2.62        1.03        1.33         2.05      (1.03)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.08)      (0.17)      (0.09)       (0.03)          -
     Distributions from Realized Gains....................       (0.51)      (0.10)          -            -       (0.04)
                         Total Dividends and Distributions       (0.59)      (0.27)      (0.09)       (0.03)      (0.04)
Net Asset Value, End of Period                                  $ 15.38     $ 13.35     $ 12.59      $ 11.35      $ 9.33
Total Return..............................................       20.27%       8.24%      11.73%       21.99%     (9.96)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $61,713     $43,523     $33,241      $12,287      $4,013
     Ratio of Expenses to Average Net Assets..............        1.52%       1.53%       1.54%        1.52%       1.55%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.55%(b)     1.55%(b)    1.55%(b)
     Ratio of Net Investment Income to Average Net Assets.        0.99%       0.81%       0.72%        1.03%       0.90%
     Portfolio Turnover Rate..............................        20.7%    28.1%(c)       26.4%        16.2%        7.8%


                                                                   2006        2005
PARTNERS LARGECAP VALUE FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 13.41     $ 12.69
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.11        0.06
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.51        0.93
                          Total From Investment Operations         2.62        0.99
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.06)      (0.17)
     Distributions from Realized Gains....................       (0.51)      (0.10)
                         Total Dividends and Distributions       (0.57)      (0.27)
Net Asset Value, End of Period                                  $ 15.46     $ 13.41
Total Return..............................................       20.17%       7.85%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $5,896        $383
     Ratio of Expenses to Average Net Assets..............        1.65%       1.66%
     Ratio of Net Investment Income to Average Net Assets.        0.78%       0.43%
     Portfolio Turnover Rate..............................        20.7%    28.1%(c)


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS LARGECAP VALUE FUND
Preferred shares
Net Asset Value, Beginning of Period......................      $ 13.51     $ 12.68     $ 11.43       $ 9.40     $ 10.44
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.21        0.17        0.15         0.16          -
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.52        0.94        1.24         1.94      (0.97)
                          Total From Investment Operations         2.73        1.11        1.39         2.10      (0.97)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.15)      (0.18)      (0.14)       (0.07)      (0.03)
     Distributions from Realized Gains....................       (0.51)      (0.10)          -            -       (0.04)
                         Total Dividends and Distributions       (0.66)      (0.28)      (0.14)       (0.07)      (0.07)
Net Asset Value, End of Period                                  $ 15.58     $ 13.51     $ 12.68      $ 11.43      $ 9.40
Total Return..............................................       20.91%       8.79%      12.26%       22.52%     (9.37)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $116,652     $67,032     $45,729      $25,399     $10,021
     Ratio of Expenses to Average Net Assets..............        1.03%       1.04%       1.04%        1.03%       1.06%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.06%(b)     1.06%(b)    1.06%(b)
     Ratio of Net Investment Income to Average Net Assets.        1.46%       1.29%       1.23%        1.53%       1.44%
     Portfolio Turnover Rate..............................        20.7%    28.1%(c)       26.4%        16.2%        7.8%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS LARGECAP VALUE FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 13.46     $ 12.64     $ 11.39       $ 9.38     $ 10.43
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.19        0.15        0.12         0.15        0.12
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.50        0.95        1.26         1.92      (1.11)
                          Total From Investment Operations         2.69        1.10        1.38         2.07      (0.99)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.13)      (0.18)      (0.13)       (0.06)      (0.02)
     Distributions from Realized Gains....................       (0.51)      (0.10)          -            -       (0.04)
                         Total Dividends and Distributions       (0.64)      (0.28)      (0.13)       (0.06)      (0.06)
Net Asset Value, End of Period                                  $ 15.51     $ 13.46     $ 12.64      $ 11.39      $ 9.38
Total Return..............................................       20.69%       8.73%      12.17%       22.21%     (9.59)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $42,774     $23,754     $13,694         $992        $979
     Ratio of Expenses to Average Net Assets..............        1.15%       1.16%       1.17%        1.15%       1.17%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.18%(b)     1.18%(b)    1.17%(b)
     Ratio of Net Investment Income to Average Net Assets.        1.34%       1.14%       0.98%        1.42%       1.22%
     Portfolio Turnover Rate..............................        20.7%    28.1%(c)       26.4%        16.2%        7.8%


(a)  Calculated based on average shares outstanding during the period.

(b)  Expense  ratio without  commission  rebates.

(c) Portfolio turnover rate excludes approximately $72,312,000 of securities from the acquisition of Principal Partners LargeCap Value Fund, Inc. and
     $331,000 from portfolio realignment.




                                                                   2006        2005 2004(    a)
                                                                   ----        ---- ----
PARTNERS LARGECAP VALUE FUND I
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 11.72     $ 10.51     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.09        0.05        0.03
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.01        1.20        0.48
                          Total From Investment Operations         2.10        1.25        0.51
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.03)      (0.04)          -
     Distributions from Realized Gains....................       (0.13)          -           -
                         Total Dividends and Distributions       (0.16)      (0.04)          -
Net Asset Value, End of Period                                  $ 13.66     $ 11.72     $ 10.51
Total Return..............................................       18.04%      11.88%  5.10%(  c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $5,338        $376         $10
     Ratio of Expenses to Average Net Assets..............        1.37%       1.37% 1.37%(   d)
     Ratio of Net Investment Income to Average Net Assets.        0.70%       0.48%    0.64%(d)
     Portfolio Turnover Rate..............................        41.3%       58.9%    32.7%(d)


                                                                   2006        2005     2004(a)
                                                                   ----        ----     ----
PARTNERS LARGECAP VALUE FUND I
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 11.69     $ 10.50     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.06        0.06        0.02
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.01        1.17        0.48
                          Total From Investment Operations         2.07        1.23        0.50
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.01)      (0.04)          -
     Distributions from Realized Gains....................       (0.13)          -           -
                         Total Dividends and Distributions       (0.14)      (0.04)          -
Net Asset Value, End of Period                                  $ 13.62     $ 11.69     $ 10.50
Total Return..............................................       17.78%      11.69%    5.00%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $5,462         $19         $10
     Ratio of Expenses to Average Net Assets..............        1.55%       1.55%    1.55%(d)
     Ratio of Net Investment Income to Average Net Assets.        0.48%       0.56%    0.47%(d)
     Portfolio Turnover Rate..............................        41.3%       58.9%    32.7%(d)


                                                                   2006        2005
PARTNERS LARGECAP VALUE FUND I
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 11.71     $ 10.56
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.03        0.04
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.04        1.14
                          Total From Investment Operations         2.07        1.18
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.03)
     Distributions from Realized Gains....................       (0.13)          -
                         Total Dividends and Distributions       (0.13)      (0.03)
Net Asset Value, End of Period                                  $ 13.65     $ 11.71
Total Return..............................................       17.78%      11.23%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $4,691        $390
     Ratio of Expenses to Average Net Assets..............        1.68%       1.68%
     Ratio of Net Investment Income to Average Net Assets.        0.24%       0.34%
     Portfolio Turnover Rate..............................        41.3%       58.9%


                                                                   2006        2005     2004(a)
                                                                   ----        ----     ----
PARTNERS LARGECAP VALUE FUND I
Preferred shares
Net Asset Value, Beginning of Period......................      $ 11.77     $ 10.52     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.13        0.12        0.04
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.02        1.17        0.48
                          Total From Investment Operations         2.15        1.29        0.52
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.07)      (0.04)          -
     Distributions from Realized Gains....................       (0.13)          -           -
                         Total Dividends and Distributions       (0.20)      (0.04)          -
Net Asset Value, End of Period                                  $ 13.72     $ 11.77     $ 10.52
Total Return..............................................       18.42%      12.28%    5.20%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $6,758      $2,594         $11
     Ratio of Expenses to Average Net Assets..............        1.06%       1.06%    1.06%(d)
     Ratio of Net Investment Income to Average Net Assets.        1.03%       1.02%    0.97%(d)
     Portfolio Turnover Rate..............................        41.3%       58.9%    32.7%(d)


                                                                   2006        2005     2004(a)
                                                                   ----        ----     ----
PARTNERS LARGECAP VALUE FUND I
Select shares
Net Asset Value, Beginning of Period......................      $ 11.74     $ 10.52     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.11        0.10        0.04
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.02        1.16        0.48
                          Total From Investment Operations         2.13        1.26        0.52
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.05)      (0.04)          -
     Distributions from Realized Gains....................       (0.13)          -           -
                         Total Dividends and Distributions       (0.18)      (0.04)          -
Net Asset Value, End of Period                                  $ 13.69     $ 11.74     $ 10.52
Total Return..............................................       18.32%      11.99%    5.20%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,271         $12         $11
     Ratio of Expenses to Average Net Assets..............        1.18%       1.18%    1.18%(d)
     Ratio of Net Investment Income to Average Net Assets.        0.84%       0.92%    0.82%(d)
     Portfolio Turnover Rate..............................        41.3%       58.9%    32.7%(d)


(a)  Period from June 1, 2004,  date operations  commenced,  through October 31,
     2004.

(b) Calculated based on average shares outstanding during the period.

(c)  Total return amounts have not been annualized.

(d)  Computed on an annualized basis.





                                                                   2006 2005(    a)
                                                                   ---- ----
PARTNERS LARGECAP VALUE FUND II
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 10.09     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.12        0.06
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.63        0.03
                          Total From Investment Operations         1.75        0.09
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.06)          -
     Distributions from Realized Gains....................       (0.12)          -
                         Total Dividends and Distributions       (0.18)          -
Net Asset Value, End of Period                                  $ 11.66     $ 10.09
Total Return..............................................       17.49%  0.90%(  c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,913        $554
     Ratio of Expenses to Average Net Assets..............        1.42% 1.42%(   d)
     Ratio of Net Investment Income to Average Net Assets.        1.12%    0.69%(d)
     Portfolio Turnover Rate..............................        14.8%    19.8%(d)


                                                                   2006     2005(a)
                                                                   ----     ----
PARTNERS LARGECAP VALUE FUND II
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 10.08     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.09        0.06
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.62        0.02
                          Total From Investment Operations         1.71        0.08
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.04)          -
     Distributions from Realized Gains....................       (0.12)          -
                         Total Dividends and Distributions       (0.16)          -
Net Asset Value, End of Period                                  $ 11.63     $ 10.08
Total Return..............................................       17.10%    0.80%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $639         $59
     Ratio of Expenses to Average Net Assets..............        1.60%    1.60%(d)
     Ratio of Net Investment Income to Average Net Assets.        0.83%    0.70%(d)
     Portfolio Turnover Rate..............................        14.8%    19.8%(d)


                                                                   2006     2005(a)
                                                                   ----     ----
PARTNERS LARGECAP VALUE FUND II
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 10.06     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.08        0.05
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.62        0.01
                          Total From Investment Operations         1.70        0.06
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.02)          -
     Distributions from Realized Gains....................       (0.12)          -
                         Total Dividends and Distributions       (0.14)          -
Net Asset Value, End of Period                                  $ 11.62     $ 10.06
Total Return..............................................       17.08%    0.60%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $142         $11
     Ratio of Expenses to Average Net Assets..............        1.73%    1.73%(d)
     Ratio of Net Investment Income to Average Net Assets.        0.75%    0.55%(d)
     Portfolio Turnover Rate..............................        14.8%    19.8%(d)


                                                                   2006     2005(a)
                                                                   ----     ----
PARTNERS LARGECAP VALUE FUND II
Preferred shares
Net Asset Value, Beginning of Period......................      $ 10.13     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.16        0.12
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.62        0.01
                          Total From Investment Operations         1.78        0.13
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.09)          -
     Distributions from Realized Gains....................       (0.12)          -
                         Total Dividends and Distributions       (0.21)          -
Net Asset Value, End of Period                                  $ 11.70     $ 10.13
Total Return..............................................       17.79%    1.30%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $2,545        $457
     Ratio of Expenses to Average Net Assets..............        1.11%    1.11%(d)
     Ratio of Net Investment Income to Average Net Assets.        1.44%    1.42%(d)
     Portfolio Turnover Rate..............................        14.8%    19.8%(d)


                                                                   2006     2005(a)
                                                                   ----     ----
PARTNERS LARGECAP VALUE FUND II
Select shares
Net Asset Value, Beginning of Period......................      $ 10.11     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.09        0.09
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.67        0.02
                          Total From Investment Operations         1.76        0.11
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.08)          -
     Distributions from Realized Gains....................       (0.12)          -
                         Total Dividends and Distributions       (0.20)          -
Net Asset Value, End of Period                                  $ 11.67     $ 10.11
Total Return..............................................       17.58%    1.10%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............          $12         $10
     Ratio of Expenses to Average Net Assets..............        1.23%    1.23%(d)
     Ratio of Net Investment Income to Average Net Assets.        0.90%    1.05%(d)
     Portfolio Turnover Rate..............................        14.8%    19.8%(d)


(a)  Period from December 29, 2004, date operations  commenced,  through October
     31, 2005.

(b)  Calculated based on average shares outstanding during the period.

(c)  Total  return  amounts  have  not  been  annualized.

(d)  Computed on an annualized  basis.




                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS MIDCAP GROWTH FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................       $ 8.99      $ 7.66      $ 7.45       $ 5.30      $ 6.51
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.08)      (0.10)      (0.09)       (0.09)      (0.05)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.88        1.43        0.30         2.24      (1.16)
                          Total From Investment Operations         0.80        1.33        0.21         2.15      (1.21)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.07)          -           -            -           -
                         Total Dividends and Distributions       (0.07)          -           -            -           -
Net Asset Value, End of Period                                   $ 9.72      $ 8.99      $ 7.66       $ 7.45      $ 5.30
Total Return..............................................        8.87%      17.36%       2.82%       40.57%    (18.59)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $29,290     $17,158     $13,413       $4,371      $1,296
     Ratio of Expenses to Average Net Assets..............        1.57%       1.57%       1.47%        1.56%       1.57%
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.57%(   b)     1.57%(b)          -%
     Ratio of Net Investment Income to Average Net Assets.      (0.85)%     (1.19)%     (1.17)%      (1.33)%     (1.35)%
     Portfolio Turnover Rate..............................       145.8% 185.7%(  c)      163.7%       163.3%      225.6%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS MIDCAP GROWTH FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................       $ 8.78      $ 7.49      $ 7.30       $ 5.21      $ 6.50
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.09)      (0.11)      (0.10)       (0.09)      (0.10)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.85        1.40        0.29         2.18      (1.19)
                          Total From Investment Operations         0.76        1.29        0.19         2.09      (1.29)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.07)          -           -            -           -
                         Total Dividends and Distributions       (0.07)          -           -            -           -
Net Asset Value, End of Period                                   $ 9.47      $ 8.78      $ 7.49       $ 7.30      $ 5.21
Total Return..............................................        8.63%      17.22%       2.60%       40.12%    (19.85)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $11,823      $9,866      $6,991       $2,461        $653
     Ratio of Expenses to Average Net Assets..............        1.75%       1.75%       1.65%        1.74%       1.75%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.75%(b)     1.75%(b)          -%
     Ratio of Net Investment Income to Average Net Assets.      (0.98)%     (1.37)%     (1.35)%      (1.52)%     (1.53)%
     Portfolio Turnover Rate..............................       145.8%   185.7%(c)      163.7%       163.3%      225.6%


                                                                   2006        2005
PARTNERS MIDCAP GROWTH FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................       $ 8.72      $ 7.44
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.11)      (0.13)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.85        1.41
                          Total From Investment Operations         0.74        1.28
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.07)          -
                         Total Dividends and Distributions       (0.07)          -
Net Asset Value, End of Period                                   $ 9.39      $ 8.72
Total Return..............................................        8.46%      17.20%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $528        $156
     Ratio of Expenses to Average Net Assets..............        1.88%       1.88%
     Ratio of Net Investment Income to Average Net Assets.      (1.18)%     (1.60)%
     Portfolio Turnover Rate..............................       145.8%   185.7%(c)


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS MIDCAP GROWTH FUND
Preferred shares
Net Asset Value, Beginning of Period......................       $ 9.04      $ 7.67      $ 7.43       $ 5.26      $ 6.52
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.05)      (0.07)      (0.07)       (0.07)      (0.03)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.87        1.44        0.31         2.24      (1.23)
                          Total From Investment Operations         0.82        1.37        0.24         2.17      (1.26)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.07)          -           -            -           -
                         Total Dividends and Distributions       (0.07)          -           -            -           -
Net Asset Value, End of Period                                   $ 9.79      $ 9.04      $ 7.67       $ 7.43      $ 5.26
Total Return..............................................        9.05%      17.86%       3.23%       41.25%    (19.33)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $27,099     $10,711      $8,533       $7,384      $1,155
     Ratio of Expenses to Average Net Assets..............        1.26%       1.26%       1.15%        1.24%       1.26%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.26%(b)     1.26%(b)          -%
     Ratio of Net Investment Income to Average Net Assets.      (0.48)%     (0.88)%     (0.86)%      (1.03)%     (1.04)%
     Portfolio Turnover Rate..............................       145.8%   185.7%(c)      163.7%       163.3%      225.6%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS MIDCAP GROWTH FUND
Select shares
Net Asset Value, Beginning of Period......................       $ 8.95      $ 7.61      $ 7.38       $ 5.25      $ 6.52
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.08)      (0.09)      (0.08)       (0.07)      (0.07)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.89        1.43        0.31         2.20      (1.20)
                          Total From Investment Operations         0.81        1.34        0.23         2.13      (1.27)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.07)          -           -            -           -
                         Total Dividends and Distributions       (0.07)          -           -            -           -
Net Asset Value, End of Period                                   $ 9.69      $ 8.95      $ 7.61       $ 7.38      $ 5.25
Total Return..............................................        9.03%      17.61%       3.12%       40.57%    (19.48)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $17,680        $226        $124         $408        $657
     Ratio of Expenses to Average Net Assets..............        1.38%       1.38%       1.24%        1.37%       1.37%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.38%(b)     1.38%(b)          -%
     Ratio of Net Investment Income to Average Net Assets.      (0.77)%     (1.01)%     (0.99)%      (1.14)%     (1.15)%
     Portfolio Turnover Rate..............................       145.8%   185.7%(c)      163.7%       163.3%      225.6%


(a)  Calculated based on average shares outstanding during the period.

(b)  Expense  ratio without  commission  rebates.

(c) Portfolio turnover rate excludes approximately $34,689,000 of securities from the acquisition of Principal Partners MidCap Growth Fund, Inc. and
     $23,000 from portfolio realignment.





                                                                   2006        2005 2004(    a)
                                                                   ----        ---- ----
PARTNERS MIDCAP GROWTH FUND I
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 11.80     $ 10.16     $ 10.24
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.07)      (0.10)      (0.04)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.61        1.74      (0.04)
                          Total From Investment Operations         1.54        1.64      (0.08)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.72)          -           -
                         Total Dividends and Distributions       (0.72)          -           -
Net Asset Value, End of Period                                  $ 12.62     $ 11.80     $ 10.16
Total Return..............................................       13.38%      16.14%  (0.78)%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $2,601      $1,206        $735
     Ratio of Expenses to Average Net Assets..............        1.57%       1.57% 1.44%(   d)
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.57%(d),(e)
     Ratio of Net Investment Income to Average Net Assets.      (0.59)%     (0.88)%  (0.86)%(d)
     Portfolio Turnover Rate..............................       133.4%       84.5%    91.1%(d)


                                                                   2006        2005     2004(a)
                                                                   ----        ----     ----
PARTNERS MIDCAP GROWTH FUND I
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 11.77     $ 10.15     $ 10.24
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.09)      (0.12)      (0.05)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.60        1.74      (0.04)
                          Total From Investment Operations         1.51        1.62      (0.09)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.72)          -           -
                         Total Dividends and Distributions       (0.72)          -           -
Net Asset Value, End of Period                                  $ 12.56     $ 11.77     $ 10.15
Total Return..............................................       13.15%      15.96%  (0.88)%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,729        $522        $241
     Ratio of Expenses to Average Net Assets..............        1.75%       1.75%    1.72%(d)
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.75%(d),(e)
     Ratio of Net Investment Income to Average Net Assets.      (0.74)%     (1.05)%  (1.22)%(d)
     Portfolio Turnover Rate..............................       133.4%       84.5%    91.1%(d)


                                                                   2006        2005
PARTNERS MIDCAP GROWTH FUND I
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 11.80     $ 10.19
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.11)      (0.13)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.60        1.74
                          Total From Investment Operations         1.49        1.61
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.72)          -
                         Total Dividends and Distributions       (0.72)          -
Net Asset Value, End of Period                                  $ 12.57     $ 11.80
Total Return..............................................       12.93%      15.80%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $232        $130
     Ratio of Expenses to Average Net Assets..............        1.88%       1.88%
     Ratio of Net Investment Income to Average Net Assets.      (0.87)%     (1.09)%
     Portfolio Turnover Rate..............................       133.4%       84.5%


                                                                   2006        2005     2004(a)
                                                                   ----        ----     ----
PARTNERS MIDCAP GROWTH FUND I
Preferred shares
Net Asset Value, Beginning of Period......................      $ 11.87     $ 10.17     $ 10.24
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.03)      (0.06)      (0.03)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.61        1.76      (0.04)
                          Total From Investment Operations         1.58        1.70      (0.07)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.72)          -           -
                         Total Dividends and Distributions       (0.72)          -           -
Net Asset Value, End of Period                                  $ 12.73     $ 11.87     $ 10.17
Total Return..............................................       13.65%      16.72%  (0.68)%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,295      $1,016        $161
     Ratio of Expenses to Average Net Assets..............        1.26%       1.26%    1.23%(d)
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.26%(d),(e)
     Ratio of Net Investment Income to Average Net Assets.      (0.28)%     (0.56)%  (0.67)%(d)
     Portfolio Turnover Rate..............................       133.4%       84.5%    91.1%(d)


                                                                   2006        2005     2004(a)
                                                                   ----        ----     ----
PARTNERS MIDCAP GROWTH FUND I
Select shares
Net Asset Value, Beginning of Period......................      $ 11.83     $ 10.17     $ 10.24
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.05)      (0.08)      (0.04)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.61        1.74      (0.03)
                          Total From Investment Operations         1.56        1.66      (0.07)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.72)          -           -
                         Total Dividends and Distributions       (0.72)          -           -
Net Asset Value, End of Period                                  $ 12.67     $ 11.83     $ 10.17
Total Return..............................................       13.52%      16.32%  (0.68)%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,065        $314         $10
     Ratio of Expenses to Average Net Assets..............        1.38%       1.38%    1.35%(d)
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.38%(d),(e)
     Ratio of Net Investment Income to Average Net Assets.      (0.40)%     (0.70)%  (0.86)%(d)
     Portfolio Turnover Rate..............................       133.4%       84.5%    91.1%(d)



(a)  Period from June 1, 2004,  date operations  commenced,  through October 31,
     2004.

(b)  Calculated based on average shares outstanding during the period.

(c)  Total  return  amounts  have  not  been  annualized.

(d)  Computed on an annualized basis.

(e)  Expense ratio without commission rebates.





                                                                   2006 2005(    a)
                                                                   ---- ----
PARTNERS MIDCAP GROWTH FUND II
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 10.70     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.10)      (0.08)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.16        0.78
                          Total From Investment Operations         1.06        0.70
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.04)          -
                         Total Dividends and Distributions       (0.04)          -
Net Asset Value, End of Period                                  $ 11.72     $ 10.70
Total Return..............................................        9.95%  7.00%(  c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $9,831      $1,289
     Ratio of Expenses to Average Net Assets..............        1.57% 1.57%(   d)
     Ratio of Net Investment Income to Average Net Assets.      (0.88)%  (0.95)%(d)
     Portfolio Turnover Rate..............................       160.5%   126.4%(d)


                                                                   2006     2005(a)
                                                                   ----     ----
PARTNERS MIDCAP GROWTH FUND II
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 10.69     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.10)      (0.10)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.13        0.79
                          Total From Investment Operations         1.03        0.69
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.04)          -
                         Total Dividends and Distributions       (0.04)          -
Net Asset Value, End of Period                                  $ 11.68     $ 10.69
Total Return..............................................        9.67%    6.90%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,707        $210
     Ratio of Expenses to Average Net Assets..............        1.75%    1.75%(d)
     Ratio of Net Investment Income to Average Net Assets.      (0.89)%  (1.15)%(d)
     Portfolio Turnover Rate..............................       160.5%   126.4%(d)


                                                                   2006     2005(a)
                                                                   ----     ----
PARTNERS MIDCAP GROWTH FUND II
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 10.68     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.14)      (0.11)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.16        0.79
                          Total From Investment Operations         1.02        0.68
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.04)          -
                         Total Dividends and Distributions       (0.04)          -
Net Asset Value, End of Period                                  $ 11.66     $ 10.68
Total Return..............................................        9.59%    6.80%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,958         $47
     Ratio of Expenses to Average Net Assets..............        1.88%    1.88%(d)
     Ratio of Net Investment Income to Average Net Assets.      (1.20)%  (1.28)%(d)
     Portfolio Turnover Rate..............................       160.5%   126.4%(d)


                                                                   2006     2005(a)
                                                                   ----     ----
PARTNERS MIDCAP GROWTH FUND II
Preferred shares
Net Asset Value, Beginning of Period......................      $ 10.73     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.06)      (0.05)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.16        0.78
                          Total From Investment Operations         1.10        0.73
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.04)          -
                         Total Dividends and Distributions       (0.04)          -
Net Asset Value, End of Period                                  $ 11.79     $ 10.73
Total Return..............................................       10.29%    7.30%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $5,270      $1,000
     Ratio of Expenses to Average Net Assets..............        1.26%    1.26%(d)
     Ratio of Net Investment Income to Average Net Assets.      (0.48)%  (0.55)%(d)
     Portfolio Turnover Rate..............................       160.5%   126.4%(d)


                                                                   2006     2005(a)
                                                                   ----     ----
PARTNERS MIDCAP GROWTH FUND II
Select shares
Net Asset Value, Beginning of Period......................      $ 10.71     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.08)      (0.08)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.16        0.79
                          Total From Investment Operations         1.08        0.71
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.04)          -
                         Total Dividends and Distributions       (0.04)          -
Net Asset Value, End of Period                                  $ 11.75     $ 10.71
Total Return..............................................       10.12%    7.10%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $7,179        $808
     Ratio of Expenses to Average Net Assets..............        1.38%    1.38%(d)
     Ratio of Net Investment Income to Average Net Assets.      (0.66)%  (0.88)%(d)
     Portfolio Turnover Rate..............................       160.5%   126.4%(d)


(a)  Period from December 29, 2004, date operations  commenced,  through October
     31, 2005.

(b)  Calculated based on average shares outstanding during the period.

(c)  Total return amounts have not been annualized.

(d)  Computed on an annualized  basis.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS MIDCAP VALUE FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 14.93     $ 13.84     $ 12.03       $ 9.39      $ 9.38
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.02      (0.05)      (0.05)       (0.05)      (0.03)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.17        2.12        2.02         2.69        0.04
                          Total From Investment Operations         2.19        2.07        1.97         2.64        0.01
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (1.33)      (0.98)      (0.16)           -           -
                         Total Dividends and Distributions       (1.33)      (0.98)      (0.16)           -           -
Net Asset Value, End of Period                                  $ 15.79     $ 14.93     $ 13.84      $ 12.03      $ 9.39
Total Return..............................................       15.37%      15.44%      16.53%       28.12%       0.11%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $31,636     $19,278      $6,176       $3,305      $1,449
     Ratio of Expenses to Average Net Assets..............        1.57%       1.57%       1.54%        1.55%       1.57%
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.57%(   b)     1.57%(b)          -%
     Ratio of Net Investment Income to Average Net Assets.        0.16%     (0.34)%     (0.37)%      (0.46)%     (0.45)%
     Portfolio Turnover Rate..............................       151.4%       87.9%       49.9%        49.7%       80.0%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS MIDCAP VALUE FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 14.60     $ 13.57     $ 11.82       $ 9.24      $ 9.37
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............           -       (0.07)      (0.07)       (0.07)      (0.05)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.11        2.08        1.98         2.65      (0.08)
                          Total From Investment Operations         2.11        2.01        1.91         2.58      (0.13)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (1.33)      (0.98)      (0.16)           -           -
                         Total Dividends and Distributions       (1.33)      (0.98)      (0.16)           -           -
Net Asset Value, End of Period                                  $ 15.38     $ 14.60     $ 13.57      $ 11.82      $ 9.24
Total Return..............................................       15.16%      15.29%      16.31%       27.92%     (1.39)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $23,997     $19,167      $5,874       $2,962      $1,177
     Ratio of Expenses to Average Net Assets..............        1.75%       1.75%       1.72%        1.73%       1.75%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.75%(b)     1.75%(b)          -%
     Ratio of Net Investment Income to Average Net Assets.      (0.02)%     (0.52)%     (0.54)%      (0.67)%     (0.64)%
     Portfolio Turnover Rate..............................       151.4%       87.9%       49.9%        49.7%       80.0%


                                                                   2006        2005
PARTNERS MIDCAP VALUE FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 14.99     $ 13.93
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.03)      (0.12)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.18        2.16
                          Total From Investment Operations         2.15        2.04
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (1.33)      (0.98)
                         Total Dividends and Distributions       (1.33)      (0.98)
Net Asset Value, End of Period                                  $ 15.81     $ 14.99
Total Return..............................................       15.02%      15.10%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,365        $145
     Ratio of Expenses to Average Net Assets..............        1.88%       1.88%
     Ratio of Net Investment Income to Average Net Assets.      (0.17)%     (0.78)%
     Portfolio Turnover Rate..............................       151.4%       87.9%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS MIDCAP VALUE FUND
Preferred shares
Net Asset Value, Beginning of Period......................      $ 14.97     $ 13.83     $ 11.98       $ 9.33      $ 9.41
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.07          -       (0.01)       (0.02)      (0.02)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.18        2.12        2.02         2.67      (0.06)
                          Total From Investment Operations         2.25        2.12        2.01         2.65      (0.08)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.01)          -           -            -           -
     Distributions from Realized Gains....................       (1.33)      (0.98)      (0.16)           -           -
                         Total Dividends and Distributions       (1.34)      (0.98)      (0.16)           -           -
Net Asset Value, End of Period                                  $ 15.88     $ 14.97     $ 13.83      $ 11.98      $ 9.33
Total Return..............................................       15.74%      15.83%      16.93%       28.40%     (0.83)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $23,731     $20,643      $5,440       $3,154      $1,485
     Ratio of Expenses to Average Net Assets..............        1.26%       1.26%       1.23%        1.24%       1.26%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.26%(b)     1.26%(b)          -%
     Ratio of Net Investment Income to Average Net Assets.        0.47%     (0.02)%     (0.05)%      (0.18)%     (0.16)%
     Portfolio Turnover Rate..............................       151.4%       87.9%       49.9%        49.7%       80.0%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS MIDCAP VALUE FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 14.88     $ 13.77     $ 11.95       $ 9.31      $ 9.40
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.05      (0.02)      (0.01)       (0.03)      (0.02)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.16        2.11        1.99         2.67      (0.07)
                          Total From Investment Operations         2.21        2.09        1.98         2.64      (0.09)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (1.33)      (0.98)      (0.16)           -           -
                         Total Dividends and Distributions       (1.33)      (0.98)      (0.16)           -           -
Net Asset Value, End of Period                                  $ 15.76     $ 14.88     $ 13.77      $ 11.95      $ 9.31
Total Return..............................................       15.57%      15.67%      16.72%       28.36%     (0.96)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $16,598     $11,180        $945       $1,565        $932
     Ratio of Expenses to Average Net Assets..............        1.38%       1.38%       1.35%        1.36%       1.37%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.38%(b)     1.38%(b)          -%
     Ratio of Net Investment Income to Average Net Assets.        0.34%     (0.15)%     (0.11)%      (0.29)%     (0.24)%
     Portfolio Turnover Rate..............................       151.4%       87.9%       49.9%        49.7%       80.0%


(a)  Calculated based on average shares outstanding during the period.

(b)  Expense ratio without commission rebates.




                                                                   2006        2005 2004(    a)
                                                                   ----        ---- ----
PARTNERS MIDCAP VALUE FUND I
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 13.24     $ 11.43     $ 10.59
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.01      (0.02)          -
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.96        2.00        0.84
                          Total From Investment Operations         1.97        1.98        0.84
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.04)          -
     Distributions from Realized Gains....................       (1.12)      (0.13)          -
                         Total Dividends and Distributions       (1.12)      (0.17)          -
Net Asset Value, End of Period                                  $ 14.09     $ 13.24     $ 11.43
Total Return..............................................       15.84%      17.53%  7.93%(  c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $11,180      $1,696        $339
     Ratio of Expenses to Average Net Assets..............        1.57%       1.57% 1.57%(   d)
     Ratio of Net Investment Income to Average Net Assets.        0.07%     (0.11)%  (0.08)%(d)
     Portfolio Turnover Rate..............................        52.4%       59.4%    66.0%(d)


                                                                   2006        2005     2004(a)
                                                                   ----        ----     ----
PARTNERS MIDCAP VALUE FUND I
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 13.21     $ 11.43     $ 10.59
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.01)      (0.04)      (0.01)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.95        1.99        0.85
                          Total From Investment Operations         1.94        1.95        0.84
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.04)          -
     Distributions from Realized Gains....................       (1.12)      (0.13)          -
                         Total Dividends and Distributions       (1.12)      (0.17)          -
Net Asset Value, End of Period                                  $ 14.03     $ 13.21     $ 11.43
Total Return..............................................       15.62%      17.25%    7.93%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $4,132        $870         $11
     Ratio of Expenses to Average Net Assets..............        1.75%       1.75%    1.75%(d)
     Ratio of Net Investment Income to Average Net Assets.      (0.11)%     (0.28)%  (0.21)%(d)
     Portfolio Turnover Rate..............................        52.4%       59.4%    66.0%(d)


                                                                   2006        2005
PARTNERS MIDCAP VALUE FUND I
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 13.24     $ 11.45
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.03)      (0.06)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.95        2.02
                          Total From Investment Operations         1.92        1.96
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.04)
     Distributions from Realized Gains....................       (1.12)      (0.13)
                         Total Dividends and Distributions       (1.12)      (0.17)
Net Asset Value, End of Period                                  $ 14.04     $ 13.24
Total Return..............................................       15.43%      17.29%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $2,189        $272
     Ratio of Expenses to Average Net Assets..............        1.88%       1.88%
     Ratio of Net Investment Income to Average Net Assets.      (0.25)%     (0.46)%
     Portfolio Turnover Rate..............................        52.4%       59.4%


                                                                   2006        2005     2004(a)
                                                                   ----        ----     ----
PARTNERS MIDCAP VALUE FUND I
Preferred shares
Net Asset Value, Beginning of Period......................      $ 13.30     $ 11.45     $ 10.59
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.05        0.02        0.02
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.96        2.00        0.84
                          Total From Investment Operations         2.01        2.02        0.86
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.02)      (0.04)          -
     Distributions from Realized Gains....................       (1.12)      (0.13)          -
                         Total Dividends and Distributions       (1.14)      (0.17)          -
Net Asset Value, End of Period                                  $ 14.17     $ 13.30     $ 11.45
Total Return..............................................       16.11%      17.89%    8.12%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $10,085      $1,114         $57
     Ratio of Expenses to Average Net Assets..............        1.26%       1.26%    1.26%(d)
     Ratio of Net Investment Income to Average Net Assets.        0.38%       0.13%    0.34%(d)
     Portfolio Turnover Rate..............................        52.4%       59.4%    66.0%(d)


                                                                   2006        2005     2004(a)
                                                                   ----        ----     ----
PARTNERS MIDCAP VALUE FUND I
Select shares
Net Asset Value, Beginning of Period......................      $ 13.27     $ 11.44     $ 10.59
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.03      (0.04)        0.01
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.96        2.04        0.84
                          Total From Investment Operations         1.99        2.00        0.85
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.01)      (0.04)          -
     Distributions from Realized Gains....................       (1.12)      (0.13)          -
                         Total Dividends and Distributions       (1.13)      (0.17)          -
Net Asset Value, End of Period                                  $ 14.13     $ 13.27     $ 11.44
Total Return..............................................       15.94%      17.71%    8.03%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $4,938        $891         $11
     Ratio of Expenses to Average Net Assets..............        1.38%       1.38%    1.38%(d)
     Ratio of Net Investment Income to Average Net Assets.        0.24%     (0.27)%    0.16%(d)
     Portfolio Turnover Rate..............................        52.4%       59.4%    66.0%(d)


(a)  Period from June 1, 2004,  date operations  commenced,  through October 31,
     2004.

(b)  Calculated based on average shares outstanding during the period.

(c)  Total return amounts have not been annualized.

(d)  Computed on an annualized basis.





                                                                   2006        2005        2004 2003(     a)
                                                                   ----        ----        ---- ----
PARTNERS SMALLCAP BLEND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 16.29     $ 14.80     $ 13.56      $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.08)      (0.07)      (0.05)       (0.06)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.44        1.83        2.10         3.62
                          Total From Investment Operations         1.36        1.76        2.05         3.56
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.02)          -            -
     Distributions from Realized Gains....................       (1.15)      (0.25)      (0.81)           -
                         Total Dividends and Distributions       (1.15)      (0.27)      (0.81)           -
Net Asset Value, End of Period                                  $ 16.50     $ 16.29     $ 14.80      $ 13.56
Total Return..............................................        8.52%      11.98%      15.88%  35.60%(  c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $3,580      $2,945        $158         $136
     Ratio of Expenses to Average Net Assets..............        1.57%       1.57%       1.54% 1.54%(    d)
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.57%(   e) 1.57%(d),(e)
     Ratio of Net Investment Income to Average Net Assets.      (0.50)%     (0.43)%     (0.39)%   (0.60)%(d)
     Portfolio Turnover Rate..............................       109.8%      110.2%      117.5%    111.5%(d)


                                                                   2006        2005        2004      2003(a)
                                                                   ----        ----        ----      ----
PARTNERS SMALLCAP BLEND FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 16.19     $ 14.74     $ 13.54      $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.11)      (0.11)      (0.09)       (0.07)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.44        1.83        2.10         3.61
                          Total From Investment Operations         1.33        1.72        2.01         3.54
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.02)          -            -
     Distributions from Realized Gains....................       (1.15)      (0.25)      (0.81)           -
                         Total Dividends and Distributions       (1.15)      (0.27)      (0.81)           -
Net Asset Value, End of Period                                  $ 16.37     $ 16.19     $ 14.74      $ 13.54
Total Return..............................................        8.38%      11.74%      15.59%    35.40%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,265        $965         $83         $135
     Ratio of Expenses to Average Net Assets..............        1.75%       1.75%       1.72%     1.72%(d)
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.75%(e) 1.75%(d),(e)
     Ratio of Net Investment Income to Average Net Assets.      (0.67)%     (0.66)%     (0.66)%   (0.79)%(d)
     Portfolio Turnover Rate..............................       109.8%      110.2%      117.5%    111.5%(d)


                                                                   2006        2005
PARTNERS SMALLCAP BLEND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 16.41     $ 15.02
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.13)      (0.13)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.45        1.79
                          Total From Investment Operations         1.32        1.66
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.02)
     Distributions from Realized Gains....................       (1.15)      (0.25)
                         Total Dividends and Distributions       (1.15)      (0.27)
Net Asset Value, End of Period                                  $ 16.58     $ 16.41
Total Return..............................................        8.20%      11.10%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $166         $41
     Ratio of Expenses to Average Net Assets..............        1.88%       1.88%
     Ratio of Net Investment Income to Average Net Assets.      (0.82)%     (0.83)%
     Portfolio Turnover Rate..............................       109.8%      110.2%


                                                                   2006        2005        2004      2003(a)
                                                                   ----        ----        ----      ----
PARTNERS SMALLCAP BLEND FUND
Preferred shares
Net Asset Value, Beginning of Period......................      $ 16.42     $ 14.88     $ 13.59      $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.03)      (0.03)      (0.03)       (0.03)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.46        1.85        2.13         3.62
                          Total From Investment Operations         1.43        1.82        2.10         3.59
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.03)          -            -
     Distributions from Realized Gains....................       (1.15)      (0.25)      (0.81)           -
                         Total Dividends and Distributions       (1.15)      (0.28)      (0.81)           -
Net Asset Value, End of Period                                  $ 16.70     $ 16.42     $ 14.88      $ 13.59
Total Return..............................................        8.90%      12.28%      16.23%    35.90%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $315        $276         $71         $136
     Ratio of Expenses to Average Net Assets..............        1.26%       1.26%       1.23%     1.23%(d)
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.26%(e) 1.26%(d),(e)
     Ratio of Net Investment Income to Average Net Assets.      (0.18)%     (0.21)%     (0.18)%   (0.30)%(d)
     Portfolio Turnover Rate..............................       109.8%      110.2%      117.5%    111.5%(d)


                                                                   2006        2005        2004      2003(a)
                                                                   ----        ----        ----      ----
PARTNERS SMALLCAP BLEND FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 16.37     $ 14.85     $ 13.58      $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.05)      (0.06)      (0.03)       (0.04)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.45        1.86        2.11         3.62
                          Total From Investment Operations         1.40        1.80        2.08         3.58
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.03)          -            -
     Distributions from Realized Gains....................       (1.15)      (0.25)      (0.81)           -
                         Total Dividends and Distributions       (1.15)      (0.28)      (0.81)           -
Net Asset Value, End of Period                                  $ 16.62     $ 16.37     $ 14.85      $ 13.58
Total Return..............................................        8.74%      12.16%      16.09%    35.80%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,004        $355        $161         $136
     Ratio of Expenses to Average Net Assets..............        1.38%       1.38%       1.35%     1.35%(d)
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.38%(e) 1.38%(d),(e)
     Ratio of Net Investment Income to Average Net Assets.      (0.30)%     (0.36)%     (0.20)%   (0.42)%(d)
     Portfolio Turnover Rate..............................       109.8%      110.2%      117.5%    111.5%(d)


(a)  Period from December 30, 2002, date operations  commenced,  through October
     31, 2003.

(b)  Calculated based on average shares outstanding during the period.

(c)  Total  return  amounts  have  not  been  annualized.

(d)  Computed on an annualized basis.

(e)  Expense ratio without commission rebates.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS SMALLCAP GROWTH FUND I
Advisors Preferred shares
Net Asset Value, Beginning of Period......................       $ 8.37      $ 7.62      $ 7.00       $ 5.08      $ 7.32
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.13)      (0.12)      (0.11)       (0.08)      (0.04)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.01        0.87        0.73         2.00      (2.20)
                          Total From Investment Operations         0.88        0.75        0.62         1.92      (2.24)
Net Asset Value, End of Period                                   $ 9.25      $ 8.37      $ 7.62       $ 7.00      $ 5.08
Total Return..............................................       10.51%       9.84%       8.86%       37.80%    (30.60)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $2,583      $1,889      $2,579       $2,446      $1,092
     Ratio of Expenses to Average Net Assets..............        1.67%       1.67%       1.67%        1.66%       1.67%
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.67%(   b)     1.67%(b)          -%
     Ratio of Net Investment Income to Average Net Assets.      (1.37)%     (1.42)%     (1.49)%      (1.45)%     (1.47)%
     Portfolio Turnover Rate..............................       100.3%       91.5%       94.6%       333.6%      110.9%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS SMALLCAP GROWTH FUND I
Advisors Select shares
Net Asset Value, Beginning of Period......................       $ 8.30      $ 7.57      $ 6.96       $ 5.06      $ 7.31
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.14)      (0.13)      (0.12)       (0.09)      (0.06)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.99        0.86        0.73         1.99      (2.19)
                          Total From Investment Operations         0.85        0.73        0.61         1.90      (2.25)
Net Asset Value, End of Period                                   $ 9.15      $ 8.30      $ 7.57       $ 6.96      $ 5.06
Total Return..............................................       10.24%       9.64%       8.76%       37.55%    (30.78)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $891        $878        $754       $1,136        $789
     Ratio of Expenses to Average Net Assets..............        1.85%       1.85%       1.85%        1.84%       1.85%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.85%(b)     1.85%(b)          -%
     Ratio of Net Investment Income to Average Net Assets.      (1.56)%     (1.60)%     (1.67)%      (1.63)%     (1.65)%
     Portfolio Turnover Rate..............................       100.3%       91.5%       94.6%       333.6%      110.9%


                                                                   2006        2005
PARTNERS SMALLCAP GROWTH FUND I
Advisors Signature shares
Net Asset Value, Beginning of Period......................       $ 8.52      $ 7.79
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.16)      (0.14)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.02        0.87
                          Total From Investment Operations         0.86        0.73
Net Asset Value, End of Period                                   $ 9.38      $ 8.52
Total Return..............................................       10.09%       9.37%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............          $43         $41
     Ratio of Expenses to Average Net Assets..............        1.98%       1.98%
     Ratio of Net Investment Income to Average Net Assets.      (1.69)%     (1.73)%
     Portfolio Turnover Rate..............................       100.3%       91.5%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS SMALLCAP GROWTH FUND I
Preferred shares
Net Asset Value, Beginning of Period......................       $ 8.54      $ 7.75      $ 7.09       $ 5.13      $ 7.34
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.10)      (0.09)      (0.09)       (0.07)      (0.04)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.02        0.88        0.75         2.03      (2.17)
                          Total From Investment Operations         0.92        0.79        0.66         1.96      (2.21)
Net Asset Value, End of Period                                   $ 9.46      $ 8.54      $ 7.75       $ 7.09      $ 5.13
Total Return..............................................       10.77%      10.19%       9.31%       38.21%    (30.11)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $5,360      $4,522      $1,858       $1,682        $931
     Ratio of Expenses to Average Net Assets..............        1.36%       1.36%       1.36%        1.35%       1.36%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.36%(b)     1.36%(b)          -%
     Ratio of Net Investment Income to Average Net Assets.      (1.07)%     (1.11)%     (1.18)%      (1.15)%     (1.17)%
     Portfolio Turnover Rate..............................       100.3%       91.5%       94.6%       333.6%      110.9%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS SMALLCAP GROWTH FUND I
Select shares
Net Asset Value, Beginning of Period......................       $ 8.44      $ 7.68      $ 7.04       $ 5.10      $ 7.34
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.11)      (0.10)      (0.10)       (0.07)      (0.09)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.03        0.86        0.74         2.01      (2.15)
                          Total From Investment Operations         0.92        0.76        0.64         1.94      (2.24)
Net Asset Value, End of Period                                   $ 9.36      $ 8.44      $ 7.68       $ 7.04      $ 5.10
Total Return..............................................       10.90%       9.90%       9.09%       38.04%    (30.52)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $465         $93         $54         $706        $510
     Ratio of Expenses to Average Net Assets..............        1.48%       1.48%       1.48%        1.47%       1.47%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.48%(b)     1.48%(b)          -%
     Ratio of Net Investment Income to Average Net Assets.      (1.18)%     (1.22)%     (1.30)%      (1.26)%     (1.27)%
     Portfolio Turnover Rate..............................       100.3%       91.5%       94.6%       333.6%      110.9%


(a)  Calculated based on average shares outstanding during the period.

(b)  Expense ratio without commission rebates.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS SMALLCAP GROWTH FUND II
Advisors Preferred shares
Net Asset Value, Beginning of Period......................       $ 8.66      $ 7.93      $ 7.78       $ 5.68      $ 6.25
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.11)      (0.11)      (0.10)       (0.07)          -
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.17        1.06        0.29         2.17      (0.57)
                          Total From Investment Operations         1.06        0.95        0.19         2.10      (0.57)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.48)      (0.22)      (0.04)           -           -
                         Total Dividends and Distributions       (0.48)      (0.22)      (0.04)           -           -
Net Asset Value, End of Period                                   $ 9.24      $ 8.66      $ 7.93       $ 7.78      $ 5.68
Total Return..............................................       12.52%      12.07%       2.50%       36.97%     (9.12)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $15,126     $10,969      $7,430       $3,480      $1,419
     Ratio of Expenses to Average Net Assets..............        1.57%       1.57%       1.53%        1.52%       1.56%
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.57%(   b)     1.57%(b)    1.57%(b)
     Ratio of Net Investment Income to Average Net Assets.      (1.19)%     (1.30)%     (1.23)%      (1.14)%     (1.30)%
     Portfolio Turnover Rate..............................        80.7% 53.4%(   c)       69.4%       115.9%      120.1%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS SMALLCAP GROWTH FUND II
Advisors Select shares
Net Asset Value, Beginning of Period......................       $ 8.51      $ 7.81      $ 7.67       $ 5.66      $ 6.24
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.12)      (0.12)      (0.11)       (0.10)      (0.09)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.15        1.04        0.29         2.11      (0.49)
                          Total From Investment Operations         1.03        0.92        0.18         2.01      (0.58)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.48)      (0.22)      (0.04)           -           -
                         Total Dividends and Distributions       (0.48)      (0.22)      (0.04)           -           -
Net Asset Value, End of Period                                   $ 9.06      $ 8.51      $ 7.81       $ 7.67      $ 5.66
Total Return..............................................       12.37%      11.87%       2.41%       35.51%     (9.29)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $13,230     $10,398      $7,045       $2,162        $567
     Ratio of Expenses to Average Net Assets..............        1.75%       1.75%       1.71%        1.72%       1.74%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.75%(b)     1.75%(b)    1.75%(b)
     Ratio of Net Investment Income to Average Net Assets.      (1.37)%     (1.47)%     (1.42)%      (1.39)%     (1.47)%
     Portfolio Turnover Rate..............................        80.7%    53.4%(c)       69.4%       115.9%      120.1%


                                                                   2006        2005
PARTNERS SMALLCAP GROWTH FUND II
Advisors Signature shares
Net Asset Value, Beginning of Period......................       $ 8.81      $ 8.10
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.14)      (0.14)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.19        1.07
                          Total From Investment Operations         1.05        0.93
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.48)      (0.22)
                         Total Dividends and Distributions       (0.48)      (0.22)
Net Asset Value, End of Period                                   $ 9.38      $ 8.81
Total Return..............................................       12.17%      11.57%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $770         $57
     Ratio of Expenses to Average Net Assets..............        1.88%       1.88%
     Ratio of Net Investment Income to Average Net Assets.      (1.50)%     (1.61)%
     Portfolio Turnover Rate..............................        80.7%    53.4%(c)


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS SMALLCAP GROWTH FUND II
Preferred shares
Net Asset Value, Beginning of Period......................       $ 8.78      $ 8.01      $ 7.83       $ 5.71      $ 6.27
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.08)      (0.08)      (0.07)       (0.06)      (0.04)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.19        1.07        0.29         2.18      (0.52)
                          Total From Investment Operations         1.11        0.99        0.22         2.12      (0.56)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.48)      (0.22)      (0.04)           -           -
                         Total Dividends and Distributions       (0.48)      (0.22)      (0.04)           -           -
Net Asset Value, End of Period                                   $ 9.41      $ 8.78      $ 8.01       $ 7.83      $ 5.71
Total Return..............................................       12.93%      12.46%       2.87%       37.13%     (8.93)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $28,224     $10,930      $8,356       $1,799        $692
     Ratio of Expenses to Average Net Assets..............        1.26%       1.26%       1.22%        1.21%       1.25%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.26%(b)     1.26%(b)    1.26%(b)
     Ratio of Net Investment Income to Average Net Assets.      (0.88)%     (0.99)%     (0.93)%      (0.83)%     (0.98)%
     Portfolio Turnover Rate..............................        80.7%    53.4%(c)       69.4%       115.9%      120.1%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS SMALLCAP GROWTH FUND II
Select shares
Net Asset Value, Beginning of Period......................       $ 8.70      $ 7.96      $ 7.78       $ 5.70      $ 6.26
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.09)      (0.09)      (0.08)       (0.09)      (0.07)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.18        1.05        0.30         2.17      (0.49)
                          Total From Investment Operations         1.09        0.96        0.22         2.08      (0.56)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.48)      (0.22)      (0.04)           -           -
                         Total Dividends and Distributions       (0.48)      (0.22)      (0.04)           -           -
Net Asset Value, End of Period                                   $ 9.31      $ 8.70      $ 7.96       $ 7.78      $ 5.70
Total Return..............................................       12.81%      12.15%       2.89%       36.49%     (8.95)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $5,463      $1,739      $1,652          $87        $571
     Ratio of Expenses to Average Net Assets..............        1.38%       1.38%       1.34%        1.31%       1.36%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.38%(b)     1.38%(b)    1.37%(b)
     Ratio of Net Investment Income to Average Net Assets.      (0.99)%     (1.11)%     (1.06)%      (0.84)%     (1.09)%
     Portfolio Turnover Rate..............................        80.7%    53.4%(c)       69.4%       115.9%      120.1%


(a)  Calculated based on average shares outstanding during the period.

(b)  Expense  ratio without  commission  rebates.

(c) Portfolio turnover rate excludes approximately $21,459,000 of securities from the acquisition of Principal Partners SmallCap Growth Fund, Inc. and
     $84,000 from portfolio realignment.




                                                                   2006        2005 2004(    a)
                                                                   ----        ---- ----
PARTNERS SMALLCAP GROWTH FUND III
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 10.90      $ 9.59     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.14)      (0.15)      (0.05)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.31        1.46      (0.36)
                          Total From Investment Operations         2.17        1.31      (0.41)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.52)          -           -
                         Total Dividends and Distributions       (0.52)          -           -
Net Asset Value, End of Period                                  $ 12.55     $ 10.90      $ 9.59
Total Return..............................................       20.44%      13.66%  (4.10)%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $787        $397         $10
     Ratio of Expenses to Average Net Assets..............        1.67%       1.67% 1.55%(   d)
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.67%(d),(e)
     Ratio of Net Investment Income to Average Net Assets.      (1.15)%     (1.39)%  (1.25)%(d)
     Portfolio Turnover Rate..............................        88.3%       84.0%    51.3%(d)


                                                                   2006        2005     2004(a)
                                                                   ----        ----     ----
PARTNERS SMALLCAP GROWTH FUND III
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 10.87      $ 9.59     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.16)      (0.17)      (0.05)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.31        1.45      (0.36)
                          Total From Investment Operations         2.15        1.28      (0.41)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.52)          -           -
                         Total Dividends and Distributions       (0.52)          -           -
Net Asset Value, End of Period                                  $ 12.50     $ 10.87      $ 9.59
Total Return..............................................       20.30%      13.35%  (4.10)%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $756         $97          $9
     Ratio of Expenses to Average Net Assets..............        1.85%       1.85%    1.73%(d)
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.85%(d),(e)
     Ratio of Net Investment Income to Average Net Assets.      (1.35)%     (1.58)%  (1.43)%(d)
     Portfolio Turnover Rate..............................        88.3%       84.0%    51.3%(d)


                                                                   2006        2005
PARTNERS SMALLCAP GROWTH FUND III
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 10.89      $ 9.66
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.20)      (0.18)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.33        1.41
                          Total From Investment Operations         2.13        1.23
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.52)          -
                         Total Dividends and Distributions       (0.52)          -
Net Asset Value, End of Period                                  $ 12.50     $ 10.89
Total Return..............................................       20.08%      12.73%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $774         $11
     Ratio of Expenses to Average Net Assets..............        1.98%       1.98%
     Ratio of Net Investment Income to Average Net Assets.      (1.62)%     (1.70)%
     Portfolio Turnover Rate..............................        88.3%       84.0%


                                                                   2006        2005     2004(a)
                                                                   ----        ----     ----
PARTNERS SMALLCAP GROWTH FUND III
Preferred shares
Net Asset Value, Beginning of Period......................      $ 10.95      $ 9.61     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.10)      (0.12)      (0.04)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.31        1.46      (0.35)
                          Total From Investment Operations         2.21        1.34      (0.39)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.52)          -           -
                         Total Dividends and Distributions       (0.52)          -           -
Net Asset Value, End of Period                                  $ 12.64     $ 10.95      $ 9.61
Total Return..............................................       20.72%      13.94%  (3.90)%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $2,271      $1,523         $10
     Ratio of Expenses to Average Net Assets..............        1.36%       1.36%    1.26%(d)
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.36%(d),(e)
     Ratio of Net Investment Income to Average Net Assets.      (0.85)%     (1.11)%  (0.96)%(d)
     Portfolio Turnover Rate..............................        88.3%       84.0%    51.3%(d)


                                                                   2006        2005     2004(a)
                                                                   ----        ----     ----
PARTNERS SMALLCAP GROWTH FUND III
Select shares
Net Asset Value, Beginning of Period......................      $ 10.93      $ 9.60     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.12)      (0.13)      (0.04)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.32        1.46      (0.36)
                          Total From Investment Operations         2.20        1.33      (0.40)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.52)          -           -
                         Total Dividends and Distributions       (0.52)          -           -
Net Asset Value, End of Period                                  $ 12.61     $ 10.93      $ 9.60
Total Return..............................................       20.67%      13.85%  (4.00)%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $332         $11         $10
     Ratio of Expenses to Average Net Assets..............        1.48%       1.48%    1.36%(d)
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.48%(d),(e)
     Ratio of Net Investment Income to Average Net Assets.      (1.03)%     (1.21)%  (1.06)%(d)
     Portfolio Turnover Rate..............................        88.3%       84.0%    51.3%(d)


(a)  Period from June 1, 2004,  date operations  commenced,  through October 31,
     2004.

(b)  Calculated based on average shares outstanding during the period.

(c)  Total  return  amounts  have  not  been  annualized.

(d)  Computed on an annualized basis.

(e)  Expense ratio without commission rebates.




                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS SMALLCAP VALUE FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 16.79     $ 14.74     $ 13.02       $ 9.51      $ 9.96
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.10)      (0.08)      (0.07)       (0.07)      (0.06)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.18        2.13        1.79         3.67      (0.24)
                          Total From Investment Operations         2.08        2.05        1.72         3.60      (0.30)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (1.32)          -           -        (0.09)      (0.15)
                         Total Dividends and Distributions       (1.32)          -           -        (0.09)      (0.15)
Net Asset Value, End of Period                                  $ 17.55     $ 16.79     $ 14.74      $ 13.02      $ 9.51
Total Return..............................................       12.98%      13.91%      13.22%       38.18%     (3.24)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $8,631      $6,150      $5,963       $4,284        $985
     Ratio of Expenses to Average Net Assets..............        1.57%       1.57%       1.54%        1.57%       1.57%
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.57%(   b)           -%          -%
     Ratio of Net Investment Income to Average Net Assets.      (0.57)%     (0.47)%     (0.50)%      (0.62)%     (0.76)%
     Portfolio Turnover Rate..............................        36.2%       51.3%       26.3%        44.1%       27.9%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS SMALLCAP VALUE FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 16.63     $ 14.62     $ 12.94       $ 9.48      $ 9.95
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.12)      (0.11)      (0.10)       (0.08)      (0.04)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.15        2.12        1.78         3.63      (0.28)
                          Total From Investment Operations         2.03        2.01        1.68         3.55      (0.32)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (1.32)          -           -        (0.09)      (0.15)
                         Total Dividends and Distributions       (1.32)          -           -        (0.09)      (0.15)
Net Asset Value, End of Period                                  $ 17.34     $ 16.63     $ 14.62      $ 12.94      $ 9.48
Total Return..............................................       12.79%      13.75%      12.99%       37.76%     (3.44)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $3,060      $2,865      $2,738       $2,028      $1,398
     Ratio of Expenses to Average Net Assets..............        1.75%       1.75%       1.72%        1.75%       1.75%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.75%(b)           -%          -%
     Ratio of Net Investment Income to Average Net Assets.      (0.75)%     (0.65)%     (0.68)%      (0.80)%     (0.94)%
     Portfolio Turnover Rate..............................        36.2%       51.3%       26.3%        44.1%       27.9%


                                                                   2006        2005
PARTNERS SMALLCAP VALUE FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 17.07     $ 15.15
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.14)      (0.13)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.21        2.05
                          Total From Investment Operations         2.07        1.92
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (1.32)          -
                         Total Dividends and Distributions       (1.32)          -
Net Asset Value, End of Period                                  $ 17.82     $ 17.07
Total Return..............................................       12.69%      12.67%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $263         $11
     Ratio of Expenses to Average Net Assets..............        1.88%       1.88%
     Ratio of Net Investment Income to Average Net Assets.      (0.85)%     (0.78)%
     Portfolio Turnover Rate..............................        36.2%       51.3%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS SMALLCAP VALUE FUND
Preferred shares
Net Asset Value, Beginning of Period......................      $ 17.05     $ 14.92     $ 13.14       $ 9.56      $ 9.98
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.04)      (0.03)      (0.03)       (0.03)          -
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.21        2.16        1.81         3.70      (0.27)
                          Total From Investment Operations         2.17        2.13        1.78         3.67      (0.27)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (1.32)          -           -        (0.09)      (0.15)
                         Total Dividends and Distributions       (1.32)          -           -        (0.09)      (0.15)
Net Asset Value, End of Period                                  $ 17.90     $ 17.05     $ 14.92      $ 13.14      $ 9.56
Total Return..............................................       13.34%      14.28%      13.56%       38.71%     (2.93)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $18,485     $17,400     $14,537      $12,008      $5,733
     Ratio of Expenses to Average Net Assets..............        1.26%       1.26%       1.24%        1.26%       1.26%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.26%(b)           -%          -%
     Ratio of Net Investment Income to Average Net Assets.      (0.26)%     (0.17)%     (0.19)%      (0.31)%     (0.47)%
     Portfolio Turnover Rate..............................        36.2%       51.3%       26.3%        44.1%       27.9%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PARTNERS SMALLCAP VALUE FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 16.92     $ 14.83     $ 13.08       $ 9.54      $ 9.97
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.06)        0.01      (0.04)       (0.04)      (0.06)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.18        2.08        1.79         3.67      (0.22)
                          Total From Investment Operations         2.12        2.09        1.75         3.63      (0.28)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (1.32)          -           -        (0.09)      (0.15)
                         Total Dividends and Distributions       (1.32)          -           -        (0.09)      (0.15)
Net Asset Value, End of Period                                  $ 17.72     $ 16.92     $ 14.83      $ 13.08      $ 9.54
Total Return..............................................       13.13%      14.09%      13.39%       38.37%     (3.03)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $511        $375         $24          $16        $796
     Ratio of Expenses to Average Net Assets..............        1.38%       1.38%       1.35%        1.38%       1.37%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%  (1.38)%(b)           -%          -%
     Ratio of Net Investment Income to Average Net Assets.      (0.37)%       0.09%     (0.31)%      (0.43)%     (0.56)%
     Portfolio Turnover Rate..............................        36.2%       51.3%       26.3%        44.1%       27.9%


(a)  Calculated based on average shares outstanding during the period.

(b)  Expense ratio without commission rebates.





                                                                   2006        2005        2004 2003(     a)
                                                                   ----        ----        ---- ----
PARTNERS SMALLCAP VALUE FUND I
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 17.15     $ 15.83     $ 13.92      $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............           -       (0.01)      (0.04)         0.02
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.86        2.25        2.55         3.90
                          Total From Investment Operations         2.86        2.24        2.51         3.92
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.02)          -            -
     Distributions from Realized Gains....................       (1.31)      (0.90)      (0.60)           -
                         Total Dividends and Distributions       (1.31)      (0.92)      (0.60)           -
Net Asset Value, End of Period                                  $ 18.70     $ 17.15     $ 15.83      $ 13.92
Total Return..............................................       17.62%      14.43%      18.63%  39.20%(  c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $22,791     $12,127      $6,422         $258
     Ratio of Expenses to Average Net Assets..............        1.57%       1.57%       1.57% 1.57%(    d)
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.57%(   e) 1.57%(d),(e)
     Ratio of Net Investment Income to Average Net Assets.        0.00%     (0.05)%     (0.23)%     0.19%(d)
     Portfolio Turnover Rate..............................        60.4%       43.1%       46.7%     67.2%(d)


                                                                   2006        2005        2004      2003(a)
                                                                   ----        ----        ----      ----
PARTNERS SMALLCAP VALUE FUND I
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 17.07     $ 15.78     $ 13.89      $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.03)      (0.04)      (0.06)           -
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.84        2.25        2.55         3.89
                          Total From Investment Operations         2.81        2.21        2.49         3.89
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.02)          -            -
     Distributions from Realized Gains....................       (1.31)      (0.90)      (0.60)           -
                         Total Dividends and Distributions       (1.31)      (0.92)      (0.60)           -
Net Asset Value, End of Period                                  $ 18.57     $ 17.07     $ 15.78      $ 13.89
Total Return..............................................       17.39%      14.27%      18.52%    38.90%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $19,158     $14,395      $6,888         $702
     Ratio of Expenses to Average Net Assets..............        1.75%       1.75%       1.75%     1.75%(d)
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.75%(e) 1.75%(d),(e)
     Ratio of Net Investment Income to Average Net Assets.      (0.19)%     (0.23)%     (0.40)%   (0.04)%(d)
     Portfolio Turnover Rate..............................        60.4%       43.1%       46.7%     67.2%(d)


                                                                   2006        2005
PARTNERS SMALLCAP VALUE FUND I
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 17.24     $ 16.04
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.05)      (0.05)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.87        2.17
                          Total From Investment Operations         2.82        2.12
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.02)
     Distributions from Realized Gains....................       (1.31)      (0.90)
                         Total Dividends and Distributions       (1.31)      (0.92)
Net Asset Value, End of Period                                  $ 18.75     $ 17.24
Total Return..............................................       17.26%      13.45%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $2,490        $130
     Ratio of Expenses to Average Net Assets..............        1.88%       1.88%
     Ratio of Net Investment Income to Average Net Assets.      (0.29)%     (0.30)%
     Portfolio Turnover Rate..............................        60.4%       43.1%


                                                                   2006        2005        2004      2003(a)
                                                                   ----        ----        ----      ----
PARTNERS SMALLCAP VALUE FUND I
Preferred shares
Net Asset Value, Beginning of Period......................      $ 17.29     $ 15.91     $ 13.95      $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.06        0.04        0.03         0.04
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.88        2.27        2.55         3.91
                          Total From Investment Operations         2.94        2.31        2.58         3.95
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.03)      (0.03)      (0.02)           -
     Distributions from Realized Gains....................       (1.31)      (0.90)      (0.60)           -
                         Total Dividends and Distributions       (1.34)      (0.93)      (0.62)           -
Net Asset Value, End of Period                                  $ 18.89     $ 17.29     $ 15.91      $ 13.95
Total Return..............................................       17.97%      14.78%      19.14%    39.50%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $19,682     $11,704      $3,196         $194
     Ratio of Expenses to Average Net Assets..............        1.26%       1.26%       1.26%     1.26%(d)
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.27%(e) 1.26%(d),(e)
     Ratio of Net Investment Income to Average Net Assets.        0.31%       0.26%       0.17%     0.46%(d)
     Portfolio Turnover Rate..............................        60.4%       43.1%       46.7%     67.2%(d)


                                                                   2006        2005        2004      2003(a)
                                                                   ----        ----        ----      ----
PARTNERS SMALLCAP VALUE FUND I
Select shares
Net Asset Value, Beginning of Period......................      $ 17.25     $ 15.90     $ 13.94      $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.04        0.03      (0.01)         0.03
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.88        2.25        2.58         3.91
                          Total From Investment Operations         2.92        2.28        2.57         3.94
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.01)      (0.03)      (0.01)           -
     Distributions from Realized Gains....................       (1.31)      (0.90)      (0.60)           -
                         Total Dividends and Distributions       (1.32)      (0.93)      (0.61)           -
Net Asset Value, End of Period                                  $ 18.85     $ 17.25     $ 15.90      $ 13.94
Total Return..............................................       17.87%      14.59%      19.02%    39.40%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $4,794      $2,269        $909         $141
     Ratio of Expenses to Average Net Assets..............        1.38%       1.38%       1.38%     1.38%(d)
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.38%(e) 1.38%(d),(e)
     Ratio of Net Investment Income to Average Net Assets.        0.20%       0.15%     (0.04)%     0.34%(d)
     Portfolio Turnover Rate..............................        60.4%       43.1%       46.7%     67.2%(d)


(a)  Period from December 30, 2002, date operations  commenced,  through October
     31, 2003.

(b)  Calculated based on average shares outstanding during the period.

(c)  Total  return  amounts  have  not  been  annualized.

(d)  Computed on an annualized basis.

(e)  Expense ratio without commission rebates.





                                                                   2006        2005 2004(    a)
                                                                   ----        ---- ----
PARTNERS SMALLCAP VALUE FUND II
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 12.03     $ 10.33     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.01)      (0.07)      (0.02)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.33        1.81        0.35
                          Total From Investment Operations         2.32        1.74        0.33
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.56)      (0.04)          -
                         Total Dividends and Distributions       (0.56)      (0.04)          -
Net Asset Value, End of Period                                  $ 13.79     $ 12.03     $ 10.33
Total Return..............................................       19.91%      16.85%  3.30%(  c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $3,772      $3,235         $10
     Ratio of Expenses to Average Net Assets..............        1.57%       1.57% 1.57%(   d)
     Ratio of Net Investment Income to Average Net Assets.      (0.10)%     (0.62)%  (0.58)%(d)
     Portfolio Turnover Rate..............................        40.4%       50.8%     4.8%(d)


                                                                   2006        2005     2004(a)
                                                                   ----        ----     ----
PARTNERS SMALLCAP VALUE FUND II
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 11.99     $ 10.32     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.03)      (0.09)      (0.03)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.32        1.80        0.35
                          Total From Investment Operations         2.29        1.71        0.32
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.56)      (0.04)          -
                         Total Dividends and Distributions       (0.56)      (0.04)          -
Net Asset Value, End of Period                                  $ 13.72     $ 11.99     $ 10.32
Total Return..............................................       19.72%      16.58%    3.20%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $705        $503         $10
     Ratio of Expenses to Average Net Assets..............        1.75%       1.75%    1.75%(d)
     Ratio of Net Investment Income to Average Net Assets.      (0.27)%     (0.75)%  (0.75)%(d)
     Portfolio Turnover Rate..............................        40.4%       50.8%     4.8%(d)


                                                                   2006        2005
PARTNERS SMALLCAP VALUE FUND II
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 12.02     $ 10.40
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.04)      (0.10)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.33        1.76
                          Total From Investment Operations         2.29        1.66
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.56)      (0.04)
                         Total Dividends and Distributions       (0.56)      (0.04)
Net Asset Value, End of Period                                  $ 13.75     $ 12.02
Total Return..............................................       19.67%      15.97%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $129         $12
     Ratio of Expenses to Average Net Assets..............        1.88%       1.88%
     Ratio of Net Investment Income to Average Net Assets.      (0.34)%     (0.85)%
     Portfolio Turnover Rate..............................        40.4%       50.8%


                                                                   2006        2005     2004(a)
                                                                   ----        ----     ----
PARTNERS SMALLCAP VALUE FUND II
Preferred shares
Net Asset Value, Beginning of Period......................      $ 12.08     $ 10.34     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.03      (0.03)      (0.01)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.35        1.81        0.35
                          Total From Investment Operations         2.38        1.78        0.34
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.56)      (0.04)          -
                         Total Dividends and Distributions       (0.56)      (0.04)          -
Net Asset Value, End of Period                                  $ 13.90     $ 12.08     $ 10.34
Total Return..............................................       20.34%      17.25%    3.40%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,170        $123         $11
     Ratio of Expenses to Average Net Assets..............        1.26%       1.26%    1.26%(d)
     Ratio of Net Investment Income to Average Net Assets.        0.23%     (0.28)%  (0.26)%(d)
     Portfolio Turnover Rate..............................        40.4%       50.8%     4.8%(d)


                                                                   2006        2005     2004(a)
                                                                   ----        ----     ----
PARTNERS SMALLCAP VALUE FUND II
Select shares
Net Asset Value, Beginning of Period......................      $ 12.05     $ 10.34     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.01      (0.06)      (0.02)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.35        1.81        0.36
                          Total From Investment Operations         2.36        1.75        0.34
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.56)      (0.04)          -
                         Total Dividends and Distributions       (0.56)      (0.04)          -
Net Asset Value, End of Period                                  $ 13.85     $ 12.05     $ 10.34
Total Return..............................................       20.22%      16.95%    3.40%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,231        $669         $10
     Ratio of Expenses to Average Net Assets..............        1.38%       1.38%    1.38%(d)
     Ratio of Net Investment Income to Average Net Assets.        0.10%     (0.56)%  (0.40)%(d)
     Portfolio Turnover Rate..............................        40.4%       50.8%     4.8%(d)


(a)  Period from June 1, 2004,  date operations  commenced,  through October 31,
     2004.

(b)  Calculated based on average shares outstanding during the period.

(c)  Total  return  amounts  have  not  been  annualized.

(d)  Computed on an annualized basis.




                                                                   2006        2005 2004(    a)
                                                                   ----        ---- ----
PREFERRED SECURITIES FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 10.54     $ 11.31     $ 10.80
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.55        0.56        0.26
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.09      (0.39)        0.25
                          Total From Investment Operations         0.64        0.17        0.51
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.49)      (0.94)          -
                         Total Dividends and Distributions       (0.49)      (0.94)          -
Net Asset Value, End of Period                                  $ 10.69     $ 10.54     $ 11.31
Total Return..............................................        6.30%       1.49%  4.72%(  c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $655         $10         $10
     Ratio of Expenses to Average Net Assets..............        1.32%       1.32% 1.32%(   d)
     Ratio of Net Investment Income to Average Net Assets.        5.21%       5.10%    5.55%(d)
     Portfolio Turnover Rate..............................        22.4%       17.8%    14.0%(d)


                                                                   2006        2005     2004(a)
                                                                   ----        ----     ----
PREFERRED SECURITIES FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 10.52     $ 11.30     $ 10.80
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.53        0.54        0.25
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.09      (0.40)        0.25
                          Total From Investment Operations         0.62        0.14        0.50
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.47)      (0.92)          -
                         Total Dividends and Distributions       (0.47)      (0.92)          -
Net Asset Value, End of Period                                  $ 10.67     $ 10.52     $ 11.30
Total Return..............................................        6.12%       1.25%    4.63%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............          $22         $15         $10
     Ratio of Expenses to Average Net Assets..............        1.50%       1.50%    1.50%(d)
     Ratio of Net Investment Income to Average Net Assets.        5.00%       4.96%    5.36%(d)
     Portfolio Turnover Rate..............................        22.4%       17.8%    14.0%(d)


                                                                   2006        2005
PREFERRED SECURITIES FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 10.56     $ 11.34
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.52        0.52
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.08      (0.39)
                          Total From Investment Operations         0.60        0.13
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.46)      (0.91)
                         Total Dividends and Distributions       (0.46)      (0.91)
Net Asset Value, End of Period                                  $ 10.70     $ 10.56
Total Return..............................................        5.87%       1.14%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $176          $9
     Ratio of Expenses to Average Net Assets..............        1.63%       1.63%
     Ratio of Net Investment Income to Average Net Assets.        4.97%       4.78%
     Portfolio Turnover Rate..............................        22.4%       17.8%


                                                                   2006        2005     2004(a)
                                                                   ----        ----     ----
PREFERRED SECURITIES FUND
Preferred shares
Net Asset Value, Beginning of Period......................      $ 10.56     $ 11.32     $ 10.80
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.58        0.59        0.27
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.10      (0.38)        0.25
                          Total From Investment Operations         0.68        0.21        0.52
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.53)      (0.97)          -
                         Total Dividends and Distributions       (0.53)      (0.97)          -
Net Asset Value, End of Period                                  $ 10.71     $ 10.56     $ 11.32
Total Return..............................................        6.62%       1.84%    4.81%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............          $33         $10         $11
     Ratio of Expenses to Average Net Assets..............        1.01%       1.01%    1.01%(d)
     Ratio of Net Investment Income to Average Net Assets.        5.50%       5.43%    5.86%(d)
     Portfolio Turnover Rate..............................        22.4%       17.8%    14.0%(d)


                                                                   2006        2005     2004(a)
                                                                   ----        ----     ----
PREFERRED SECURITIES FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 10.55     $ 11.32     $ 10.80
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.56        0.58        0.27
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.10      (0.39)        0.25
                          Total From Investment Operations         0.66        0.19        0.52
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.51)      (0.96)          -
                         Total Dividends and Distributions       (0.51)      (0.96)          -
Net Asset Value, End of Period                                  $ 10.70     $ 10.55     $ 11.32
Total Return..............................................        6.50%       1.65%    4.81%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............          $10         $10         $11
     Ratio of Expenses to Average Net Assets..............        1.13%       1.13%    1.13%(d)
     Ratio of Net Investment Income to Average Net Assets.        5.37%       5.28%    5.73%(d)
     Portfolio Turnover Rate..............................        22.4%       17.8%    14.0%(d)


(a)  Period from June 1, 2004,  date operations  commenced,  through October 31,
     2004.

(b)  Calculated based on average shares outstanding during the period.

(c)  Total return amounts have not been annualized.

(d)  Computed on an annualized  basis.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2010 FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 12.04     $ 11.56     $ 10.59       $ 9.36      $ 9.83
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.33        0.28        0.11         0.09      (0.04)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.08        0.54        0.97         1.24      (0.33)
                          Total From Investment Operations         1.41        0.82        1.08         1.33      (0.37)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.23)      (0.24)      (0.11)       (0.10)      (0.10)
     Distributions from Realized Gains....................       (0.08)      (0.10)          -            -           -
                         Total Dividends and Distributions       (0.31)      (0.34)      (0.11)       (0.10)      (0.10)
Net Asset Value, End of Period                                  $ 13.14     $ 12.04     $ 11.56      $ 10.59      $ 9.36
Total Return..............................................       11.94%       7.23%      10.29%       14.39%     (3.81)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $50,488     $20,694     $10,270       $3,674      $2,462
     Ratio of Expenses to Average Net Assets(b)...........        0.69%       0.69%       0.69%        0.69%       0.69%
     Ratio of Net Investment Income to Average Net Assets.        2.63%       2.32%       1.02%        0.96%       2.22%
     Portfolio Turnover Rate..............................        16.6%       10.2%       34.3%        47.8%       17.6%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2010 FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 12.00     $ 11.55     $ 10.58       $ 9.35      $ 9.82
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.30        0.26        0.09         0.04        0.19
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.09        0.53        0.97         1.28      (0.58)
                          Total From Investment Operations         1.39        0.79        1.06         1.32      (0.39)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.21)      (0.24)      (0.09)       (0.09)      (0.08)
     Distributions from Realized Gains....................       (0.08)      (0.10)          -            -           -
                         Total Dividends and Distributions       (0.29)      (0.34)      (0.09)       (0.09)      (0.08)
Net Asset Value, End of Period                                  $ 13.10     $ 12.00     $ 11.55      $ 10.58      $ 9.35
Total Return..............................................       11.77%       6.95%      10.10%       14.20%     (3.98)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $36,680     $21,112      $8,554       $1,683         $11
     Ratio of Expenses to Average Net Assets(b)...........        0.87%       0.87%       0.87%        0.87%       0.87%
     Ratio of Net Investment Income to Average Net Assets.        2.43%       2.17%       0.80%        0.35%       2.50%
     Portfolio Turnover Rate..............................        16.6%       10.2%       34.3%        47.8%       17.6%


                                                                   2006        2005
PRINCIPAL LIFETIME 2010 FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 12.05     $ 11.62
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.29        0.22
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.08        0.55
                          Total From Investment Operations         1.37        0.77
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.19)      (0.24)
     Distributions from Realized Gains....................       (0.08)      (0.10)
                         Total Dividends and Distributions       (0.27)      (0.34)
Net Asset Value, End of Period                                  $ 13.15     $ 12.05
Total Return..............................................       11.58%       6.72%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $6,230      $1,343
     Ratio of Expenses to Average Net Assets(b)...........        1.00%       1.00%
     Ratio of Net Investment Income to Average Net Assets.        2.35%       1.82%
     Portfolio Turnover Rate..............................        16.6%       10.2%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2010 FUND
Preferred shares
Net Asset Value, Beginning of Period......................      $ 12.09     $ 11.58     $ 10.61       $ 9.38      $ 9.85
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.37        0.31        0.14         0.11      (0.03)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.09        0.54        0.98         1.25      (0.31)
                          Total From Investment Operations         1.46        0.85        1.12         1.36      (0.34)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.27)      (0.24)      (0.15)       (0.13)      (0.13)
     Distributions from Realized Gains....................       (0.08)      (0.10)          -            -           -
                         Total Dividends and Distributions       (0.35)      (0.34)      (0.15)       (0.13)      (0.13)
Net Asset Value, End of Period                                  $ 13.20     $ 12.09     $ 11.58      $ 10.61      $ 9.38
Total Return..............................................       12.31%       7.51%      10.61%       14.73%     (3.50)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $81,573     $21,733      $5,551       $1,224        $334
     Ratio of Expenses to Average Net Assets(b)...........        0.38%       0.38%       0.38%        0.38%       0.38%
     Ratio of Net Investment Income to Average Net Assets.        2.97%       2.69%       1.22%        1.14%       2.93%
     Portfolio Turnover Rate..............................        16.6%       10.2%       34.3%        47.8%       17.6%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2010 FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 12.07     $ 11.57     $ 10.60       $ 9.37      $ 9.84
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.36        0.25        0.10         0.12        0.28
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.07        0.59        1.00         1.23      (0.63)
                          Total From Investment Operations         1.43        0.84        1.10         1.35      (0.35)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.25)      (0.24)      (0.13)       (0.12)      (0.12)
     Distributions from Realized Gains....................       (0.08)      (0.10)          -            -           -
                         Total Dividends and Distributions       (0.33)      (0.34)      (0.13)       (0.12)      (0.12)
Net Asset Value, End of Period                                  $ 13.17     $ 12.07     $ 11.57      $ 10.60      $ 9.37
Total Return..............................................       12.12%       7.41%      10.49%       14.60%     (3.63)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $26,768     $11,896      $1,501          $11          $9
     Ratio of Expenses to Average Net Assets(b)...........        0.50%       0.50%       0.50%        0.50%       0.50%
     Ratio of Net Investment Income to Average Net Assets.        2.87%       2.19%       0.89%        1.18%       2.89%
     Portfolio Turnover Rate..............................        16.6%       10.2%       34.3%        47.8%       17.6%


(a)  Calculated based on average shares outstanding during the period.

(b) Does not include expenses of the investment companies in which the Fund invests.




                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2020 FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 12.22     $ 11.46     $ 10.52       $ 9.11      $ 9.69
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.27        0.22        0.11         0.07      (0.02)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.47        0.86        0.96         1.42      (0.48)
                          Total From Investment Operations         1.74        1.08        1.07         1.49      (0.50)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.25)      (0.23)      (0.13)       (0.08)      (0.08)
     Distributions from Realized Gains....................       (0.10)      (0.09)          -            -           -
                         Total Dividends and Distributions       (0.35)      (0.32)      (0.13)       (0.08)      (0.08)
Net Asset Value, End of Period                                  $ 13.61     $ 12.22     $ 11.46      $ 10.52      $ 9.11
Total Return..............................................       14.52%       9.55%      10.24%       16.52%     (5.22)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $93,449     $33,721     $12,657       $4,106      $1,917
     Ratio of Expenses to Average Net Assets(b)...........        0.69%       0.69%       0.69%        0.69%       0.69%
     Ratio of Net Investment Income to Average Net Assets.        2.06%       1.82%       0.95%        0.75%       1.76%
     Portfolio Turnover Rate..............................         7.4%        5.5%       27.0%        41.1%       12.3%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2020 FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 12.18     $ 11.44     $ 10.50       $ 9.10      $ 9.68
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.25        0.21        0.06         0.03        0.01
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.45        0.85        0.99         1.44      (0.53)
                          Total From Investment Operations         1.70        1.06        1.05         1.47      (0.52)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.22)      (0.23)      (0.11)       (0.07)      (0.06)
     Distributions from Realized Gains....................       (0.10)      (0.09)          -            -           -
                         Total Dividends and Distributions       (0.32)      (0.32)      (0.11)       (0.07)      (0.06)
Net Asset Value, End of Period                                  $ 13.56     $ 12.18     $ 11.44      $ 10.50      $ 9.10
Total Return..............................................       14.28%       9.37%      10.06%       16.22%     (5.40)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $71,913     $35,959     $12,193       $1,986         $69
     Ratio of Expenses to Average Net Assets(b)...........        0.87%       0.87%       0.87%        0.87%       0.87%
     Ratio of Net Investment Income to Average Net Assets.        1.92%       1.77%       0.51%        0.29%       1.76%
     Portfolio Turnover Rate..............................         7.4%        5.5%       27.0%        41.1%       12.3%


                                                                   2006        2005
PRINCIPAL LIFETIME 2020 FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 12.23     $ 11.51
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.21        0.12
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.49        0.92
                          Total From Investment Operations         1.70        1.04
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.21)      (0.23)
     Distributions from Realized Gains....................       (0.10)      (0.09)
                         Total Dividends and Distributions       (0.31)      (0.32)
Net Asset Value, End of Period                                  $ 13.62     $ 12.23
Total Return..............................................       14.15%       9.12%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $14,417      $2,799
     Ratio of Expenses to Average Net Assets(b)...........        1.00%       1.00%
     Ratio of Net Investment Income to Average Net Assets.        1.61%       1.03%
     Portfolio Turnover Rate..............................         7.4%        5.5%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2020 FUND
Preferred shares
Net Asset Value, Beginning of Period......................      $ 12.27     $ 11.47     $ 10.53       $ 9.13      $ 9.71
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.30        0.26        0.16         0.09      (0.02)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.49        0.87        0.94         1.42      (0.45)
                          Total From Investment Operations         1.79        1.13        1.10         1.51      (0.47)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.29)      (0.24)      (0.16)       (0.11)      (0.11)
     Distributions from Realized Gains....................       (0.10)      (0.09)          -            -           -
                         Total Dividends and Distributions       (0.39)      (0.33)      (0.16)       (0.11)      (0.11)
Net Asset Value, End of Period                                  $ 13.67     $ 12.27     $ 11.47      $ 10.53      $ 9.13
Total Return..............................................       14.91%       9.92%      10.58%       16.73%     (4.91)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $129,616     $37,539      $8,498       $2,804        $721
     Ratio of Expenses to Average Net Assets(b)...........        0.38%       0.38%       0.38%        0.38%       0.38%
     Ratio of Net Investment Income to Average Net Assets.        2.35%       2.15%       1.41%        0.97%       2.27%
     Portfolio Turnover Rate..............................         7.4%        5.5%       27.0%        41.1%       12.3%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2020 FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 12.24     $ 11.46     $ 10.53       $ 9.12      $ 9.70
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.30        0.19        0.06         0.10        0.24
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.47        0.92        1.02         1.41      (0.72)
                          Total From Investment Operations         1.77        1.11        1.08         1.51      (0.48)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.27)      (0.24)      (0.15)       (0.10)      (0.10)
     Distributions from Realized Gains....................       (0.10)      (0.09)          -            -           -
                         Total Dividends and Distributions       (0.37)      (0.33)      (0.15)       (0.10)      (0.10)
Net Asset Value, End of Period                                  $ 13.64     $ 12.24     $ 11.46      $ 10.53      $ 9.12
Total Return..............................................       14.79%       9.75%      10.35%       16.73%     (5.04)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $53,209     $18,811      $1,529          $11          $9
     Ratio of Expenses to Average Net Assets(b)...........        0.50%       0.50%       0.50%        0.50%       0.50%
     Ratio of Net Investment Income to Average Net Assets.        2.33%       1.48%       0.54%        1.02%       2.50%
     Portfolio Turnover Rate..............................         7.4%        5.5%       27.0%        41.1%       12.3%


(a)  Calculated based on average shares outstanding during the period.

(b) Does not include expenses of the investment companies in which the Fund invests.






                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2030 FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 12.06     $ 11.18     $ 10.22       $ 8.74      $ 9.49
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.21        0.14        0.08         0.04          -
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.64        1.03        0.97         1.49      (0.66)
                          Total From Investment Operations         1.85        1.17        1.05         1.53      (0.66)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.24)      (0.21)      (0.09)       (0.05)      (0.09)
     Distributions from Realized Gains....................       (0.12)      (0.08)          -            -           -
                         Total Dividends and Distributions       (0.36)      (0.29)      (0.09)       (0.05)      (0.09)
Net Asset Value, End of Period                                  $ 13.55     $ 12.06     $ 11.18      $ 10.22      $ 8.74
Total Return..............................................       15.62%      10.59%      10.33%       17.61%     (7.09)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $79,100     $27,967      $6,081       $1,781        $646
     Ratio of Expenses to Average Net Assets(b)...........        0.69%       0.69%       0.69%        0.69%       0.69%
     Ratio of Net Investment Income to Average Net Assets.        1.68%       1.21%       0.70%        0.43%       1.35%
     Portfolio Turnover Rate..............................         9.4%        4.8%       30.7% 52.4%(    c)       19.9%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2030 FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 12.01     $ 11.15     $ 10.19       $ 8.73      $ 9.48
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.21        0.15        0.05       (0.01)        0.11
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.61        1.00        0.98         1.51      (0.79)
                          Total From Investment Operations         1.82        1.15        1.03         1.50      (0.68)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.22)      (0.21)      (0.07)       (0.04)      (0.07)
     Distributions from Realized Gains....................       (0.12)      (0.08)          -            -           -
                         Total Dividends and Distributions       (0.34)      (0.29)      (0.07)       (0.04)      (0.07)
Net Asset Value, End of Period                                  $ 13.49     $ 12.01     $ 11.15      $ 10.19      $ 8.73
Total Return..............................................       15.39%      10.42%      10.16%       17.20%     (7.26)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $60,034     $30,522     $10,544       $2,905         $12
     Ratio of Expenses to Average Net Assets(b)...........        0.87%       0.87%       0.87%        0.87%       0.87%
     Ratio of Net Investment Income to Average Net Assets.        1.66%       1.29%       0.45%      (0.07)%       1.64%
     Portfolio Turnover Rate..............................         9.4%        4.8%       30.7%     52.4%(c)       19.9%


                                                                   2006        2005
PRINCIPAL LIFETIME 2030 FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 12.03     $ 11.19
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.12        0.04
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.68        1.08
                          Total From Investment Operations         1.80        1.12
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.20)      (0.20)
     Distributions from Realized Gains....................       (0.12)      (0.08)
                         Total Dividends and Distributions       (0.32)      (0.28)
Net Asset Value, End of Period                                  $ 13.51     $ 12.03
Total Return..............................................       15.21%      10.19%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $11,490      $1,366
     Ratio of Expenses to Average Net Assets(b)...........        1.00%       1.00%
     Ratio of Net Investment Income to Average Net Assets.        0.96%       0.37%
     Portfolio Turnover Rate..............................         9.4%        4.8%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2030 FUND
Preferred shares
Net Asset Value, Beginning of Period......................      $ 12.10     $ 11.18     $ 10.21       $ 8.75      $ 9.51
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.25        0.20        0.13         0.06        0.02
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.64        1.01        0.96         1.48      (0.66)
                          Total From Investment Operations         1.89        1.21        1.09         1.54      (0.64)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.28)      (0.21)      (0.12)       (0.08)      (0.12)
     Distributions from Realized Gains....................       (0.12)      (0.08)          -            -           -
                         Total Dividends and Distributions       (0.40)      (0.29)      (0.12)       (0.08)      (0.12)
Net Asset Value, End of Period                                  $ 13.59     $ 12.10     $ 11.18      $ 10.21      $ 8.75
Total Return..............................................       15.93%      10.98%      10.78%       17.81%     (6.89)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $108,704     $28,290      $7,855       $4,020        $885
     Ratio of Expenses to Average Net Assets(b)...........        0.38%       0.38%       0.38%        0.38%       0.38%
     Ratio of Net Investment Income to Average Net Assets.        1.92%       1.70%       1.19%        0.66%       1.59%
     Portfolio Turnover Rate..............................         9.4%        4.8%       30.7%     52.4%(c)       19.9%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2030 FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 12.31     $ 11.38     $ 10.40       $ 8.75      $ 9.50
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.26        0.17        0.03         0.04        0.20
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.64        1.05        1.06         1.68      (0.84)
                          Total From Investment Operations         1.90        1.22        1.09         1.72      (0.64)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.26)      (0.21)      (0.11)       (0.07)      (0.11)
     Distributions from Realized Gains....................       (0.12)      (0.08)          -            -           -
                         Total Dividends and Distributions       (0.38)      (0.29)      (0.11)       (0.07)      (0.11)
Net Asset Value, End of Period                                  $ 13.83     $ 12.31     $ 11.38      $ 10.40      $ 8.75
Total Return..............................................       15.75%      10.86%      10.55%    19.77%(d)     (6.91)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $58,595     $23,705      $7,352          $15          $9
     Ratio of Expenses to Average Net Assets(b)...........        0.50%       0.50%       0.50%        0.50%       0.50%
     Ratio of Net Investment Income to Average Net Assets.        1.99%       1.41%       0.25%        0.21%       2.09%
     Portfolio Turnover Rate..............................         9.4%        4.8%       30.7%     52.4%(c)       19.9%


(a)  Calculated based on average shares outstanding during the period.

(b) Does not include expenses of the investment companies in which the Fund invests.

(c) Portfolio turnover rate excludes approximately $22,287,000 of securities from the acquisition of Balanced Fund and $22,287,000 from portfolio realignment.

(d) During 2003, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2040 FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 12.13     $ 11.13     $ 10.18       $ 8.65      $ 9.54
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.20        0.15        0.02         0.01        0.04
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.70        1.12        1.02         1.56      (0.85)
                          Total From Investment Operations         1.90        1.27        1.04         1.57      (0.81)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.22)      (0.19)      (0.09)       (0.04)      (0.07)
     Distributions from Realized Gains....................       (0.11)      (0.08)          -            -       (0.01)
                         Total Dividends and Distributions       (0.33)      (0.27)      (0.09)       (0.04)      (0.08)
Net Asset Value, End of Period                                  $ 13.70     $ 12.13     $ 11.13      $ 10.18      $ 8.65
Total Return..............................................       15.91%      11.46%      10.25%       18.33%     (8.57)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $36,537     $14,824      $8,117         $327         $49
     Ratio of Expenses to Average Net Assets(b)...........        0.69%       0.69%       0.69%        0.69%       0.69%
     Ratio of Net Investment Income to Average Net Assets.        1.55%       1.28%       0.17%        0.07%       1.14%
     Portfolio Turnover Rate..............................        13.1%        7.1%       40.0%        46.0%       19.6%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2040 FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 12.11     $ 11.13     $ 10.18       $ 8.64      $ 9.53
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.18        0.11      (0.01)       (0.01)        0.03
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.69        1.13        1.03         1.58      (0.85)
                          Total From Investment Operations         1.87        1.24        1.02         1.57      (0.82)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.19)      (0.18)      (0.07)       (0.03)      (0.06)
     Distributions from Realized Gains....................       (0.11)      (0.08)          -            -       (0.01)
                         Total Dividends and Distributions       (0.30)      (0.26)      (0.01)       (0.03)      (0.07)
Net Asset Value, End of Period                                  $ 13.68     $ 12.11     $ 11.13      $ 10.18      $ 8.64
Total Return..............................................       15.72%      11.26%      10.05%       18.25%     (8.74)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $26,051     $11,022      $4,436         $405         $63
     Ratio of Expenses to Average Net Assets(b)...........        0.87%       0.87%       0.87%        0.87%       0.87%
     Ratio of Net Investment Income to Average Net Assets.        1.38%       0.96%     (0.11)%      (0.09)%       0.98%
     Portfolio Turnover Rate..............................        13.1%        7.1%       40.0%        46.0%       19.6%


                                                                   2006        2005
PRINCIPAL LIFETIME 2040 FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 12.13     $ 11.18
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.08        0.01
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.78        1.20
                          Total From Investment Operations         1.86        1.21
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.18)      (0.18)
     Distributions from Realized Gains....................       (0.11)      (0.08)
                         Total Dividends and Distributions       (0.29)      (0.26)
Net Asset Value, End of Period                                  $ 13.70     $ 12.13
Total Return..............................................       15.55%      10.93%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $5,269        $455
     Ratio of Expenses to Average Net Assets(b)...........        1.00%       1.00%
     Ratio of Net Investment Income to Average Net Assets.        0.58%       0.05%
     Portfolio Turnover Rate..............................        13.1%        7.1%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2040 FUND
Preferred shares
Net Asset Value, Beginning of Period......................      $ 12.20     $ 11.15     $ 10.21       $ 8.67      $ 9.56
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.19        0.13        0.10         0.04        0.04
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.76        1.19        0.96         1.57      (0.81)
                          Total From Investment Operations         1.95        1.32        1.06         1.61      (0.77)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.26)      (0.19)      (0.12)       (0.07)      (0.11)
     Distributions from Realized Gains....................       (0.11)      (0.08)          -            -       (0.01)
                         Total Dividends and Distributions       (0.37)      (0.27)      (0.12)       (0.07)      (0.12)
Net Asset Value, End of Period                                  $ 13.78     $ 12.20     $ 11.15      $ 10.21      $ 8.67
Total Return..............................................       16.27%      11.93%      10.46%       18.76%     (8.26)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $47,329     $11,799      $1,642         $927        $197
     Ratio of Expenses to Average Net Assets(b)...........        0.38%       0.38%       0.38%        0.38%       0.38%
     Ratio of Net Investment Income to Average Net Assets.        1.49%       1.09%       0.94%        0.39%       1.16%
     Portfolio Turnover Rate..............................        13.1%        7.1%       40.0%        46.0%       19.6%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2040 FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 12.15     $ 11.13     $ 10.19       $ 8.65      $ 9.55
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.22        0.07        0.02         0.05        0.16
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.70        1.22        1.03         1.55      (0.95)
                          Total From Investment Operations         1.92        1.29        1.05         1.60      (0.79)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.24)      (0.19)      (0.11)       (0.06)      (0.10)
     Distributions from Realized Gains....................       (0.11)      (0.08)          -            -       (0.01)
                         Total Dividends and Distributions       (0.35)      (0.27)      (0.11)       (0.06)      (0.11)
Net Asset Value, End of Period                                  $ 13.72     $ 12.15     $ 11.13      $ 10.19      $ 8.65
Total Return..............................................       16.11%      11.67%      10.35%       18.66%     (8.49)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $14,898      $5,549        $256          $10          $9
     Ratio of Expenses to Average Net Assets(b)...........        0.50%       0.50%       0.50%        0.50%       0.50%
     Ratio of Net Investment Income to Average Net Assets.        1.69%       0.53%       0.15%        0.56%       1.67%
     Portfolio Turnover Rate..............................        13.1%        7.1%       40.0%        46.0%       19.6%


(a)  Calculated based on average shares  outstanding during the period.

(b) Does not include expenses of the investment companies in which the Fund invests.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2050 FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 11.71     $ 10.64      $ 9.71       $ 8.13      $ 9.20
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.14        0.08        0.01       (0.01)        0.10
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.76        1.22        0.97         1.61      (1.09)
                          Total From Investment Operations         1.90        1.30        0.98         1.60      (0.99)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.21)      (0.16)      (0.05)       (0.02)      (0.08)
     Distributions from Realized Gains....................       (0.11)      (0.07)          -            -           -
                         Total Dividends and Distributions       (0.32)      (0.23)      (0.05)       (0.02)      (0.08)
Net Asset Value, End of Period                                  $ 13.29     $ 11.71     $ 10.64       $ 9.71      $ 8.13
Total Return..............................................       16.50%      12.37%      10.17%       19.75%    (10.88)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $12,547      $4,371      $1,508          $92          $8
     Ratio of Expenses to Average Net Assets(b)...........        0.69%       0.69%       0.69%        0.69%       0.69%
     Ratio of Net Investment Income to Average Net Assets.        1.15%       0.67%       0.12%      (0.06)%       1.11%
     Portfolio Turnover Rate..............................        15.9%        7.5%       44.9%        45.7%       25.4%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2050 FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 11.68     $ 10.63      $ 9.70       $ 8.12      $ 9.19
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.16        0.08      (0.06)       (0.04)        0.06
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.72        1.20        1.03         1.63      (1.06)
                          Total From Investment Operations         1.88        1.28        0.97         1.59      (1.00)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.19)      (0.16)      (0.04)       (0.01)      (0.07)
     Distributions from Realized Gains....................       (0.11)      (0.07)          -            -           -
                         Total Dividends and Distributions       (0.30)      (0.23)      (0.04)       (0.01)      (0.07)
Net Asset Value, End of Period                                  $ 13.26     $ 11.68     $ 10.63       $ 9.70      $ 8.12
Total Return..............................................       16.32%      12.18%       9.99%       19.55%    (11.05)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $12,526      $5,998      $3,539         $113         $15
     Ratio of Expenses to Average Net Assets(b)...........        0.87%       0.87%       0.87%        0.87%       0.87%
     Ratio of Net Investment Income to Average Net Assets.        1.30%       0.73%     (0.53)%      (0.37)%       0.70%
     Portfolio Turnover Rate..............................        15.9%        7.5%       44.9%        45.7%       25.4%


                                                                   2006        2005
PRINCIPAL LIFETIME 2050 FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 11.70     $ 10.68
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.01      (0.04)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.85        1.29
                          Total From Investment Operations         1.86        1.25
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.17)      (0.16)
     Distributions from Realized Gains....................       (0.11)      (0.07)
                         Total Dividends and Distributions       (0.28)      (0.23)
Net Asset Value, End of Period                                  $ 13.28     $ 11.70
Total Return..............................................       16.14%      11.82%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,713        $173
     Ratio of Expenses to Average Net Assets(b)...........        1.00%       1.00%
     Ratio of Net Investment Income to Average Net Assets.        0.04%     (0.32)%
     Portfolio Turnover Rate..............................        15.9%        7.5%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2050 FUND
Preferred shares
Net Asset Value, Beginning of Period......................      $ 11.76     $ 10.66      $ 9.73       $ 8.14      $ 9.22
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.18        0.13        0.09           -         0.08
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.77        1.21        0.93         1.64      (1.05)
                          Total From Investment Operations         1.95        1.34        1.02         1.64      (0.97)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.25)      (0.17)      (0.09)       (0.05)      (0.11)
     Distributions from Realized Gains....................       (0.11)      (0.07)          -            -           -
                         Total Dividends and Distributions       (0.36)      (0.24)      (0.09)       (0.05)      (0.11)
Net Asset Value, End of Period                                  $ 13.35     $ 11.76     $ 10.66       $ 9.73      $ 8.14
Total Return..............................................       16.87%      12.67%      10.49%       20.22%    (10.69)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $12,922      $3,731        $931         $810         $33
     Ratio of Expenses to Average Net Assets(b)...........        0.38%       0.38%       0.38%        0.38%       0.38%
     Ratio of Net Investment Income to Average Net Assets.        1.44%       1.14%       0.83%      (0.02)%       1.12%
     Portfolio Turnover Rate..............................        15.9%        7.5%       44.9%        45.7%       25.4%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME 2050 FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 11.74     $ 10.65      $ 9.72       $ 8.13      $ 9.21
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.13        0.02        0.01         0.02        0.12
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.80        1.31        0.99         1.61      (1.10)
                          Total From Investment Operations         1.93        1.33        1.00         1.63      (0.98)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.23)      (0.17)      (0.07)       (0.04)      (0.10)
     Distributions from Realized Gains....................       (0.11)      (0.07)          -            -           -
                         Total Dividends and Distributions       (0.34)      (0.24)      (0.07)       (0.04)      (0.10)
Net Asset Value, End of Period                                  $ 13.33     $ 11.74     $ 10.65       $ 9.72      $ 8.13
Total Return..............................................       16.76%      12.57%      10.37%       20.10%    (10.81)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $7,836      $1,675        $112          $10          $8
     Ratio of Expenses to Average Net Assets(b)...........        0.50%       0.50%       0.50%        0.50%       0.50%
     Ratio of Net Investment Income to Average Net Assets.        1.06%       0.15%       0.09%        0.28%       1.30%
     Portfolio Turnover Rate..............................        15.9%        7.5%       44.9%        45.7%       25.4%


(a)  Calculated based on average shares  outstanding during the period.

(b) Does not include expenses of the investment companies in which the Fund invests.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 11.92     $ 11.68     $ 10.73       $ 9.68      $ 9.99
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.40        0.30        0.15         0.12      (0.04)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.67        0.31        0.94         1.02      (0.15)
                          Total From Investment Operations         1.07        0.61        1.09         1.14      (0.19)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.27)      (0.24)      (0.14)       (0.08)      (0.12)
     Distributions from Realized Gains....................       (0.12)      (0.13)          -        (0.01)          -
                         Total Dividends and Distributions       (0.39)      (0.37)      (0.14)       (0.09)      (0.12)
Net Asset Value, End of Period                                  $ 12.60     $ 11.92     $ 11.68      $ 10.73      $ 9.68
Total Return..............................................        9.19%       5.24%      10.24%       11.81%     (1.93)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $19,341     $11,688      $2,352       $1,068        $767
     Ratio of Expenses to Average Net Assets(b)...........        0.69%       0.69%       0.69%        0.69%       0.69%
     Ratio of Net Investment Income to Average Net Assets.        3.34%       2.43%       1.33%        1.04%       2.28%
     Portfolio Turnover Rate..............................        48.9%       43.8%       34.1%        43.9%       46.2%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 11.90     $ 11.69     $ 10.72       $ 9.67      $ 9.98
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.35        0.28        0.09         0.06        0.16
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.72        0.30        1.00         1.06      (0.37)
                          Total From Investment Operations         1.07        0.58        1.09         1.12      (0.21)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.25)      (0.24)      (0.12)       (0.06)      (0.10)
     Distributions from Realized Gains....................       (0.12)      (0.13)          -        (0.01)          -
                         Total Dividends and Distributions       (0.37)      (0.37)      (0.12)       (0.07)      (0.10)
Net Asset Value, End of Period                                  $ 12.60     $ 11.90     $ 11.69      $ 10.72      $ 9.67
Total Return..............................................        9.17%       4.96%      10.23%       11.63%     (2.11)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $20,550      $7,959      $1,686         $242         $15
     Ratio of Expenses to Average Net Assets(b)...........        0.87%       0.87%       0.87%        0.87%       0.87%
     Ratio of Net Investment Income to Average Net Assets.        2.88%       2.30%       0.82%        0.56%       2.55%
     Portfolio Turnover Rate..............................        48.9%       43.8%       34.1%        43.9%       46.2%


                                                                   2006        2005
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 11.94     $ 11.75
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.37        0.26
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.67        0.29
                          Total From Investment Operations         1.04        0.55
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.23)      (0.23)
     Distributions from Realized Gains....................       (0.12)      (0.13)
                         Total Dividends and Distributions       (0.35)      (0.36)
Net Asset Value, End of Period                                  $ 12.63     $ 11.94
Total Return..............................................        8.91%       4.75%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $2,543        $276
     Ratio of Expenses to Average Net Assets(b)...........        1.00%       1.00%
     Ratio of Net Investment Income to Average Net Assets.        3.01%       2.22%
     Portfolio Turnover Rate..............................        48.9%       43.8%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Preferred shares
Net Asset Value, Beginning of Period......................      $ 12.00     $ 11.72     $ 10.76       $ 9.70     $ 10.01
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.43        0.36        0.19         0.12      (0.03)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.69        0.29        0.94         1.06      (0.13)
                          Total From Investment Operations         1.12        0.65        1.13         1.18      (0.16)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.31)      (0.24)      (0.17)       (0.11)      (0.15)
     Distributions from Realized Gains....................       (0.12)      (0.13)          -        (0.01)          -
                         Total Dividends and Distributions       (0.43)      (0.37)      (0.17)       (0.12)      (0.15)
Net Asset Value, End of Period                                  $ 12.69     $ 12.00     $ 11.72      $ 10.76      $ 9.70
Total Return..............................................        9.56%       5.60%      10.64%       12.25%     (1.63)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $19,216      $8,703      $2,312       $1,170        $148
     Ratio of Expenses to Average Net Assets(b)...........        0.38%       0.38%       0.38%        0.38%       0.38%
     Ratio of Net Investment Income to Average Net Assets.        3.51%       3.01%       1.69%        1.07%       3.11%
     Portfolio Turnover Rate..............................        48.9%       43.8%       34.1%        43.9%       46.2%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 11.95     $ 11.69     $ 10.74       $ 9.69     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.42        0.34        0.13         0.14        0.30
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.68        0.29        0.98         1.02      (0.47)
                          Total From Investment Operations         1.10        0.63        1.11         1.16      (0.17)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.29)      (0.24)      (0.16)       (0.10)      (0.14)
     Distributions from Realized Gains....................       (0.12)      (0.13)          -        (0.01)          -
                         Total Dividends and Distributions       (0.41)      (0.37)      (0.16)       (0.11)      (0.14)
Net Asset Value, End of Period                                  $ 12.64     $ 11.95     $ 11.69      $ 10.74      $ 9.69
Total Return..............................................        9.46%       5.43%      10.44%       12.02%     (1.75)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $4,466      $1,861        $479          $11         $10
     Ratio of Expenses to Average Net Assets(b)...........        0.50%       0.50%       0.50%        0.50%       0.50%
     Ratio of Net Investment Income to Average Net Assets.        3.44%       2.84%       1.11%        1.27%       3.03%
     Portfolio Turnover Rate..............................        48.9%       43.8%       34.1%        43.9%       46.2%


(a)  Calculated based on average shares  outstanding during the period.

(b) Does not include expenses of the investment companies in which the Fund invests.




                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
REAL ESTATE SECURITIES FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 20.23     $ 18.30     $ 14.46      $ 11.09     $ 10.41
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.14        0.31        0.29         0.43        0.23
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         7.72        3.16        4.00         3.22        0.79
                          Total From Investment Operations         7.86        3.47        4.29         3.65        1.02
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.20)      (0.49)      (0.31)       (0.28)      (0.34)
     Distributions from Realized Gains....................       (0.62)      (1.05)      (0.14)           -           -
                         Total Dividends and Distributions       (0.82)      (1.54)      (0.45)       (0.28)      (0.34)
Net Asset Value, End of Period                                  $ 27.27     $ 20.23     $ 18.30      $ 14.46     $ 11.09
Total Return..............................................       40.07%      19.77%      30.40%       33.61%       9.94%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $58,101     $32,336     $24,621       $7,552      $3,825
     Ratio of Expenses to Average Net Assets..............        1.41%       1.42%       1.42%        1.42%       1.42%
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.42%(   b)           -%          -%
     Ratio of Net Investment Income to Average Net Assets.        0.59%       1.64%       1.83%        3.41%       3.35%
     Portfolio Turnover Rate..............................        37.8% 26.7%(   c)       67.9%        35.4%       46.3%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
REAL ESTATE SECURITIES FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 20.05     $ 18.15     $ 14.34      $ 11.00     $ 10.40
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.09        0.28        0.28         0.42        0.48
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         7.64        3.13        3.95         3.18        0.44
                          Total From Investment Operations         7.73        3.41        4.23         3.60        0.92
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.16)      (0.46)      (0.28)       (0.26)      (0.32)
     Distributions from Realized Gains....................       (0.62)      (1.05)      (0.14)           -           -
                         Total Dividends and Distributions       (0.78)      (1.51)      (0.42)       (0.26)      (0.32)
Net Asset Value, End of Period                                  $ 27.00     $ 20.05     $ 18.15      $ 14.34     $ 11.00
Total Return..............................................       39.79%      19.60%      30.21%       33.38%       8.96%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $35,260     $18,934     $12,660       $4,603      $1,001
     Ratio of Expenses to Average Net Assets..............        1.59%       1.60%       1.60%        1.60%       1.60%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.60%(b)           -%          -%
     Ratio of Net Investment Income to Average Net Assets.        0.40%       1.46%       1.78%        3.28%       3.17%
     Portfolio Turnover Rate..............................        37.8%    26.7%(c)       67.9%        35.4%       46.3%


                                                                   2006        2005
REAL ESTATE SECURITIES FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 20.39     $ 18.64
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.06        0.33
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         7.78        2.91
                          Total From Investment Operations         7.84        3.24
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.14)      (0.44)
     Distributions from Realized Gains....................       (0.62)      (1.05)
                         Total Dividends and Distributions       (0.76)      (1.49)
Net Asset Value, End of Period                                  $ 27.47     $ 20.39
Total Return..............................................       39.62%      18.13%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $2,908        $406
     Ratio of Expenses to Average Net Assets..............        1.72%       1.73%
     Ratio of Net Investment Income to Average Net Assets.        0.25%       1.66%
     Portfolio Turnover Rate..............................        37.8%    26.7%(c)


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
REAL ESTATE SECURITIES FUND
Preferred shares
Net Asset Value, Beginning of Period......................      $ 20.13     $ 18.21     $ 14.39      $ 11.03     $ 10.43
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.21        0.37        0.36         0.46        0.23
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         7.69        3.14        3.96         3.21        0.75
                          Total From Investment Operations         7.90        3.51        4.32         3.67        0.98
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.25)      (0.54)      (0.36)       (0.31)      (0.38)
     Distributions from Realized Gains....................       (0.62)      (1.05)      (0.14)           -           -
                         Total Dividends and Distributions       (0.87)      (1.59)      (0.50)       (0.31)      (0.38)
Net Asset Value, End of Period                                  $ 27.16     $ 20.13     $ 18.21      $ 14.39     $ 11.03
Total Return..............................................       40.54%      20.13%      30.82%       34.12%       9.47%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $102,031     $54,932     $30,865      $19,221      $5,375
     Ratio of Expenses to Average Net Assets..............        1.10%       1.11%       1.10%        1.11%       1.11%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.11%(b)           -%          -%
     Ratio of Net Investment Income to Average Net Assets.        0.92%       1.95%       2.28%        3.69%       3.42%
     Portfolio Turnover Rate..............................        37.8%    26.7%(c)       67.9%        35.4%       46.3%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
REAL ESTATE SECURITIES FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 20.13     $ 18.21     $ 14.38      $ 11.04     $ 10.43
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.19        0.35        0.33         0.41        0.60
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         7.67        3.14        3.98         3.23        0.37
                          Total From Investment Operations         7.86        3.49        4.31         3.64        0.97
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.23)      (0.52)      (0.34)       (0.30)      (0.36)
     Distributions from Realized Gains....................       (0.62)      (1.05)      (0.14)           -           -
                         Total Dividends and Distributions       (0.85)      (1.57)      (0.48)       (0.30)      (0.36)
Net Asset Value, End of Period                                  $ 27.14     $ 20.13     $ 18.21      $ 14.38     $ 11.04
Total Return..............................................       40.32%      20.01%      30.75%       33.74%       9.44%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $17,216      $7,336      $1,395         $264        $850
     Ratio of Expenses to Average Net Assets..............        1.22%       1.23%       1.23%        1.23%       1.22%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.23%(b)           -%          -%
     Ratio of Net Investment Income to Average Net Assets.        0.83%       1.84%       2.05%        3.53%       3.55%
     Portfolio Turnover Rate..............................        37.8%    26.7%(c)       67.9%        35.4%       46.3%


(a)  Calculated based on average shares outstanding during the period.

(b)  Expense  ratio without  commission  rebates.

(c) Portfolio turnover rate excludes approximately $101,379,000 of securities from the acquisition of Principal Real Estate Securities Fund, Inc.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SHORT-TERM BOND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 10.02     $ 10.28     $ 10.39      $ 10.40     $ 10.53
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.39        0.29        0.24         0.29        0.53
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................           -       (0.23)      (0.05)         0.02      (0.15)
                          Total From Investment Operations         0.39        0.06        0.19         0.31        0.38
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.43)      (0.32)      (0.26)       (0.32)      (0.40)
     Distributions from Realized Gains....................           -           -       (0.04)           -       (0.11)
                         Total Dividends and Distributions       (0.43)      (0.32)      (0.30)       (0.32)      (0.51)
Net Asset Value, End of Period                                   $ 9.98     $ 10.02     $ 10.28      $ 10.39     $ 10.40
Total Return..............................................        3.99%       0.58%       1.87%        3.02%       3.91%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $2,217      $1,950        $959         $809        $446
     Ratio of Expenses to Average Net Assets..............        1.20%       1.11%       0.97%        0.97%       0.97%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(b).............        0.97%       0.97%          -%           -%          -%
     Ratio of Net Investment Income to Average Net Assets.        3.88%       2.87%       2.29%        2.89%       4.17%
     Portfolio Turnover Rate..............................        49.1% 110.8%(  c)       61.5%        72.3%      105.8%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SHORT-TERM BOND FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................       $ 9.94     $ 10.20     $ 10.36      $ 10.38     $ 10.51
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.37        0.27        0.23         0.28        1.89
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................           -       (0.23)      (0.10)           -       (1.52)
                          Total From Investment Operations         0.37        0.04        0.13         0.28        0.37
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.41)      (0.30)      (0.25)       (0.30)      (0.39)
     Distributions from Realized Gains....................           -           -       (0.04)           -       (0.11)
                         Total Dividends and Distributions       (0.41)      (0.30)      (0.29)       (0.30)      (0.50)
Net Asset Value, End of Period                                   $ 9.90      $ 9.94     $ 10.20      $ 10.36     $ 10.38
Total Return..............................................        3.84%       0.41%       1.20%        2.75%       3.72%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............          $77        $131         $89         $292         $40
     Ratio of Expenses to Average Net Assets..............        1.38%       1.29%       1.15%        1.15%       1.15%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(b).............        1.15%       1.15%          -%           -%          -%
     Ratio of Net Investment Income to Average Net Assets.        3.70%       2.67%       2.18%        2.60%       4.07%
     Portfolio Turnover Rate..............................        49.1%   110.8%(c)       61.5%        72.3%      105.8%


                                                                   2006        2005
SHORT-TERM BOND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................       $ 9.96     $ 10.22
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.36        0.25
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.01      (0.22)
                          Total From Investment Operations         0.37        0.03
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.40)      (0.29)
                         Total Dividends and Distributions       (0.40)      (0.29)
Net Asset Value, End of Period                                   $ 9.93      $ 9.96
Total Return..............................................        3.80%       0.28%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............          $72         $10
     Ratio of Expenses to Average Net Assets..............        1.49%       1.43%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(b).............        1.28%       1.28%
     Ratio of Net Investment Income to Average Net Assets.        3.61%       2.48%
     Portfolio Turnover Rate..............................        49.1%   110.8%(c)


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SHORT-TERM BOND FUND
Preferred shares
Net Asset Value, Beginning of Period......................       $ 9.96     $ 10.22     $ 10.37      $ 10.39     $ 10.53
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.42        0.32        0.28         0.33        0.47
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................           -       (0.23)      (0.09)           -       (0.06)
                          Total From Investment Operations         0.42        0.09        0.19         0.33        0.41
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.46)      (0.35)      (0.30)       (0.35)      (0.44)
     Distributions from Realized Gains....................           -           -       (0.04)           -       (0.11)
                         Total Dividends and Distributions       (0.46)      (0.35)      (0.34)       (0.35)      (0.55)
Net Asset Value, End of Period                                   $ 9.92      $ 9.96     $ 10.22      $ 10.37     $ 10.39
Total Return..............................................        4.35%       0.90%       1.80%        3.25%       4.13%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $6,028      $6,242      $5,387       $3,352      $2,694
     Ratio of Expenses to Average Net Assets..............        0.89%       0.79%       0.66%        0.66%       0.66%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(b).............        0.66%       0.66%          -%           -%          -%
     Ratio of Net Investment Income to Average Net Assets.        4.18%       3.13%       2.67%        3.19%       4.41%
     Portfolio Turnover Rate..............................        49.1%   110.8%(c)       61.5%        72.3%      105.8%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SHORT-TERM BOND FUND
Select shares
Net Asset Value, Beginning of Period......................       $ 9.89     $ 10.14     $ 10.29      $ 10.31     $ 10.53
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.40        0.32        0.26         0.32        6.39
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.01      (0.23)      (0.09)           -       (6.07)
                          Total From Investment Operations         0.41        0.09        0.17         0.32        0.32
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.45)      (0.34)      (0.28)       (0.34)      (0.43)
     Distributions from Realized Gains....................           -           -       (0.04)           -       (0.11)
                         Total Dividends and Distributions       (0.45)      (0.34)      (0.32)       (0.34)      (0.54)
Net Asset Value, End of Period                                   $ 9.85      $ 9.89     $ 10.14      $ 10.29     $ 10.31
Total Return..............................................        4.25%       0.89%       1.69%        3.15%       3.20%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $853        $745         $11          $11         $11
     Ratio of Expenses to Average Net Assets..............        1.01%       0.94%       0.78%        0.78%       0.77%
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(b).............        0.78%       0.78%          -%           -%          -%
     Ratio of Net Investment Income to Average Net Assets.        4.08%       3.22%       2.54%        3.08%       4.37%
     Portfolio Turnover Rate..............................        49.1%   110.8%(c)       61.5%        72.3%      105.8%


(a)  Calculated  based on average  shares  outstanding  during the  period.

(b) Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.

(c) Portfolio turnover rate excludes approximately $117,013,000 of securities from the acquisition of Principal Limited Term Bond Fund, Inc.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SMALLCAP BLEND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 15.85     $ 14.36     $ 13.26       $ 9.70     $ 10.54
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.02)      (0.04)      (0.01)       (0.01)      (0.01)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.32        2.38        1.14         3.57      (0.81)
                          Total From Investment Operations         2.30        2.34        1.13         3.56      (0.82)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.94)      (0.85)      (0.03)           -       (0.02)
                         Total Dividends and Distributions       (0.94)      (0.85)      (0.03)           -       (0.02)
Net Asset Value, End of Period                                  $ 17.21     $ 15.85     $ 14.36      $ 13.26      $ 9.70
Total Return..............................................       14.99%      16.71%       8.53%       36.70%     (7.79)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $2,285        $682      $2,563       $1,777        $906
     Ratio of Expenses to Average Net Assets..............        1.32%       1.32%       1.32%        1.32%       1.31%
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.32%(   b)     1.32%(b)    1.32%(b)
     Ratio of Net Investment Income to Average Net Assets.      (0.09)%     (0.27)%     (0.09)%      (0.09)%     (0.08)%
     Portfolio Turnover Rate..............................       103.0% 137.4%(  c)       98.5%       113.2%      108.8%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SMALLCAP BLEND FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 15.74     $ 14.29     $ 13.23       $ 9.69     $ 10.53
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.04)      (0.06)      (0.04)       (0.03)      (0.85)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.30        2.36        1.13         3.57        0.03
                          Total From Investment Operations         2.26        2.30        1.09         3.54      (0.82)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.94)      (0.85)      (0.03)           -       (0.02)
                         Total Dividends and Distributions       (0.94)      (0.85)      (0.03)           -       (0.02)
Net Asset Value, End of Period                                  $ 17.06     $ 15.74     $ 14.29      $ 13.23      $ 9.69
Total Return..............................................       14.83%      16.50%       8.24%       36.53%     (7.83)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $2,490      $2,057      $1,568         $254         $49
     Ratio of Expenses to Average Net Assets..............        1.50%       1.50%       1.50%        1.50%       1.49%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.50%(b)     1.50%(b)    1.50%(b)
     Ratio of Net Investment Income to Average Net Assets.      (0.25)%     (0.42)%     (0.31)%      (0.29)%     (0.30)%
     Portfolio Turnover Rate..............................       103.0%   137.4%(c)       98.5%       113.2%      108.8%


                                                                   2006        2005
SMALLCAP BLEND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 15.82     $ 14.44
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.07)      (0.08)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.32        2.31
                          Total From Investment Operations         2.25        2.23
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.94)      (0.85)
                         Total Dividends and Distributions       (0.94)      (0.85)
Net Asset Value, End of Period                                  $ 17.13     $ 15.82
Total Return..............................................       14.69%      15.84%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $187         $11
     Ratio of Expenses to Average Net Assets..............        1.63%       1.63%
     Ratio of Net Investment Income to Average Net Assets.      (0.41)%     (0.55)%
     Portfolio Turnover Rate..............................       103.0%   137.4%(c)


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SMALLCAP BLEND FUND
Preferred shares
Net Asset Value, Beginning of Period......................      $ 16.08     $ 14.51     $ 13.36       $ 9.74     $ 10.58
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.04        0.01        0.03         0.01        0.16
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.36        2.41        1.15         3.61      (0.94)
                          Total From Investment Operations         2.40        2.42        1.18         3.62      (0.78)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -           -           -            -       (0.03)
     Distributions from Realized Gains....................       (0.94)      (0.85)      (0.03)           -       (0.02)
     Tax Return of Capital Distribution...................           -           -           -            -       (0.01)
                         Total Dividends and Distributions       (0.94)      (0.85)      (0.03)           -       (0.06)
Net Asset Value, End of Period                                  $ 17.54     $ 16.08     $ 14.51      $ 13.36      $ 9.74
Total Return..............................................       15.42%      17.11%       8.84%       37.17%     (7.48)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $7,084      $5,773      $5,456       $5,163        $202
     Ratio of Expenses to Average Net Assets..............        1.01%       1.01%       1.01%        1.01%       1.00%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.01%(b)     1.01%(b)    1.01%(b)
     Ratio of Net Investment Income to Average Net Assets.        0.24%       0.07%       0.22%        0.06%       0.19%
     Portfolio Turnover Rate..............................       103.0%   137.4%(c)       98.5%       113.2%      108.8%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SMALLCAP BLEND FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 15.93     $ 14.40     $ 13.28       $ 9.69     $ 10.57
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.01      (0.01)        0.01         0.01        0.79
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.42        2.39        1.14         3.58      (1.63)
                          Total From Investment Operations         2.43        2.38        1.15         3.59      (0.84)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -           -           -            -       (0.02)
     Distributions from Realized Gains....................       (0.94)      (0.85)      (0.03)           -       (0.02)
                         Total Dividends and Distributions       (0.94)      (0.85)      (0.03)           -       (0.04)
Net Asset Value, End of Period                                  $ 17.42     $ 15.93     $ 14.40      $ 13.28      $ 9.69
Total Return..............................................       15.77%      16.96%       8.66%       37.05%     (7.98)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,452         $28         $16          $14         $10
     Ratio of Expenses to Average Net Assets..............        1.13%       1.13%       1.13%        1.13%       1.12%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.13%(b)     1.13%(b)    1.12%(b)
     Ratio of Net Investment Income to Average Net Assets.        0.05%     (0.05)%       0.10%        0.10%       0.07%
     Portfolio Turnover Rate..............................       103.0%   137.4%(c)       98.5%       113.2%      108.8%


(a)  Calculated based on average shares outstanding during the period.

(b)  Expense  ratio without  commission  rebates.

(c) Portfolio turnover rate excludes approximately $118,621,000 of securities from the acquisition of Principal SmallCap Fund, Inc. and $60,235,000 from portfolio realignment.




                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SMALLCAP GROWTH FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................       $ 8.29      $ 7.89      $ 7.62       $ 5.03      $ 7.56
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.06)      (0.06)      (0.06)       (0.04)      (0.06)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.19        0.86        0.33         2.63      (2.11)
                          Total From Investment Operations         1.13        0.80        0.27         2.59      (2.17)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.50)      (0.40)          -            -       (0.36)
                         Total Dividends and Distributions       (0.50)      (0.40)          -            -       (0.36)
Net Asset Value, End of Period                                   $ 8.92      $ 8.29      $ 7.89       $ 7.62      $ 5.03
Total Return..............................................       13.97%      10.15%       3.54%       51.49%    (30.69)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............          $71         $19         $12         $954        $630
     Ratio of Expenses to Average Net Assets..............        1.32%       1.32%       1.27%        1.32%       1.32%
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.32%(   b)           -%    1.32%(b)
     Ratio of Net Investment Income to Average Net Assets.      (0.65)%     (0.69)%     (0.80)%      (0.67)%     (0.93)%
     Portfolio Turnover Rate..............................       109.9%      181.7%      194.9%       270.1%      255.3%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SMALLCAP GROWTH FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................       $ 8.23      $ 7.85      $ 7.60       $ 5.03      $ 7.56
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.07)      (0.07)      (0.08)       (0.05)      (0.08)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.18        0.85        0.33         2.62      (2.09)
                          Total From Investment Operations         1.11        0.78        0.25         2.57      (2.17)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.50)      (0.40)          -            -       (0.36)
                         Total Dividends and Distributions       (0.50)      (0.40)          -            -       (0.36)
Net Asset Value, End of Period                                   $ 8.84      $ 8.23      $ 7.85       $ 7.60      $ 5.03
Total Return..............................................       13.82%       9.94%       3.29%       51.09%    (30.69)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $574         $83         $82         $985        $646
     Ratio of Expenses to Average Net Assets..............        1.50%       1.50%       1.45%        1.50%       1.49%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.50%(b)           -%    1.50%(b)
     Ratio of Net Investment Income to Average Net Assets.      (0.80)%     (0.88)%     (0.97)%      (0.85)%     (1.11)%
     Portfolio Turnover Rate..............................       109.9%      181.7%      194.9%       270.1%      255.3%


                                                                   2006        2005
SMALLCAP GROWTH FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................       $ 8.15      $ 7.82
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.08)      (0.08)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.16        0.81
                          Total From Investment Operations         1.08        0.73
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.50)      (0.40)
                         Total Dividends and Distributions       (0.50)      (0.40)
Net Asset Value, End of Period                                   $ 8.73      $ 8.15
Total Return..............................................       13.58%       9.34%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............          $77         $11
     Ratio of Expenses to Average Net Assets..............        1.63%       1.63%
     Ratio of Net Investment Income to Average Net Assets.      (0.97)%     (1.00)%
     Portfolio Turnover Rate..............................       109.9%      181.7%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SMALLCAP GROWTH FUND
Preferred shares
Net Asset Value, Beginning of Period......................       $ 8.43      $ 7.99      $ 7.69       $ 5.06      $ 7.58
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.03)      (0.03)      (0.04)       (0.02)      (0.04)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.21        0.87        0.34         2.65      (2.12)
                          Total From Investment Operations         1.18        0.84        0.30         2.63      (2.16)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.50)      (0.40)          -            -       (0.36)
                         Total Dividends and Distributions       (0.50)      (0.40)          -            -       (0.36)
Net Asset Value, End of Period                                   $ 9.11      $ 8.43      $ 7.99       $ 7.69      $ 5.06
Total Return..............................................       14.35%      10.54%       3.90%       51.98%    (30.47)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,061        $284        $179       $1,102        $666
     Ratio of Expenses to Average Net Assets..............        1.01%       1.01%       0.97%        1.01%       1.01%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.01%(b)           -%    1.01%(b)
     Ratio of Net Investment Income to Average Net Assets.      (0.33)%     (0.38)%     (0.47)%      (0.37)%     (0.62)%
     Portfolio Turnover Rate..............................       109.9%      181.7%      194.9%       270.1%      255.3%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SMALLCAP GROWTH FUND
Select shares
Net Asset Value, Beginning of Period......................       $ 8.41      $ 7.98      $ 7.67       $ 5.06      $ 7.58
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.04)      (0.04)      (0.05)       (0.03)      (0.05)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.20        0.87        0.36         2.64      (2.11)
                          Total From Investment Operations         1.16        0.83        0.31         2.61      (2.16)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.50)      (0.40)          -            -       (0.36)
                         Total Dividends and Distributions       (0.50)      (0.40)          -            -       (0.36)
Net Asset Value, End of Period                                   $ 9.07      $ 8.41      $ 7.98       $ 7.67      $ 5.06
Total Return..............................................       14.14%      10.42%       4.04%       51.58%    (30.47)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............          $62         $12         $11         $959        $633
     Ratio of Expenses to Average Net Assets..............        1.13%       1.13%       1.08%        1.13%       1.12%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.13%(b)           -%    1.12%(b)
     Ratio of Net Investment Income to Average Net Assets.      (0.44)%     (0.50)%     (0.62)%      (0.48)%     (0.74)%
     Portfolio Turnover Rate..............................       109.9%      181.7%      194.9%       270.1%      255.3%


(a)  Calculated based on average shares outstanding during the period.

(b)  Expense ratio without commission rebates.




                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SMALLCAP S&P 600 INDEX FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 16.65     $ 14.94     $ 12.91       $ 9.75     $ 10.36
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.05        0.05        0.05         0.02        0.02
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.46        2.07        1.98         3.14      (0.49)
                          Total From Investment Operations         2.51        2.12        2.03         3.16      (0.47)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.03)      (0.05)          -            -           -
     Distributions from Realized Gains....................       (0.38)      (0.36)          -            -       (0.14)
                         Total Dividends and Distributions       (0.41)      (0.41)          -            -       (0.14)
Net Asset Value, End of Period                                  $ 18.75     $ 16.65     $ 14.94      $ 12.91      $ 9.75
Total Return..............................................       15.26%      14.32%      15.75%       32.41%     (4.75)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $34,153     $24,278     $11,912       $3,540        $676
     Ratio of Expenses to Average Net Assets..............        0.72%       0.72%       0.72%        0.72%       0.72%
     Ratio of Net Investment Income to Average Net Assets.        0.30%       0.29%       0.38%        0.18%       0.09%
     Portfolio Turnover Rate..............................        56.2%       43.2%       54.5%        44.6%       61.0%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SMALLCAP S&P 600 INDEX FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 16.53     $ 14.86     $ 12.87       $ 9.71     $ 10.34
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.02        0.02        0.03           -       (0.01)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.44        2.06        1.96         3.16      (0.48)
                          Total From Investment Operations         2.46        2.08        1.99         3.16      (0.49)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.05)          -            -           -
     Distributions from Realized Gains....................       (0.38)      (0.36)          -            -       (0.14)
                         Total Dividends and Distributions       (0.38)      (0.41)          -            -       (0.14)
Net Asset Value, End of Period                                  $ 18.61     $ 16.53     $ 14.86      $ 12.87      $ 9.71
Total Return..............................................       15.06%      14.11%      15.48%       32.54%     (4.96)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $22,868     $16,875     $11,254       $3,176      $1,344
     Ratio of Expenses to Average Net Assets..............        0.90%       0.90%       0.90%        0.90%       0.90%
     Ratio of Net Investment Income to Average Net Assets.        0.12%       0.10%       0.21%        0.01%     (0.09)%
     Portfolio Turnover Rate..............................        56.2%       43.2%       54.5%        44.6%       61.0%


                                                                   2006        2005
SMALLCAP S&P 600 INDEX FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 16.37     $ 14.81
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............           -           -
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.42        1.97
                          Total From Investment Operations         2.42        1.97
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -       (0.05)
     Distributions from Realized Gains....................       (0.38)      (0.36)
                         Total Dividends and Distributions       (0.38)      (0.41)
Net Asset Value, End of Period                                  $ 18.41     $ 16.37
Total Return..............................................       14.96%      13.40%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,949        $122
     Ratio of Expenses to Average Net Assets..............        1.03%       1.03%
     Ratio of Net Investment Income to Average Net Assets.      (0.01)%       0.01%
     Portfolio Turnover Rate..............................        56.2%       43.2%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SMALLCAP S&P 600 INDEX FUND
Preferred shares
Net Asset Value, Beginning of Period......................      $ 16.78     $ 15.01     $ 12.95       $ 9.77     $ 10.37
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.11        0.10        0.09         0.05        0.02
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.47        2.08        1.98         3.15      (0.45)
                          Total From Investment Operations         2.58        2.18        2.07         3.20      (0.43)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.08)      (0.05)      (0.01)       (0.02)      (0.03)
     Distributions from Realized Gains....................       (0.38)      (0.36)          -            -       (0.14)
                         Total Dividends and Distributions       (0.46)      (0.41)      (0.01)       (0.02)      (0.17)
Net Asset Value, End of Period                                  $ 18.90     $ 16.78     $ 15.01      $ 12.95      $ 9.77
Total Return..............................................       15.63%      14.69%      16.03%       32.80%     (4.35)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $76,595     $50,828     $26,093      $15,535      $6,850
     Ratio of Expenses to Average Net Assets..............        0.41%       0.41%       0.41%        0.41%       0.41%
     Ratio of Net Investment Income to Average Net Assets.        0.61%       0.59%       0.63%        0.51%       0.42%
     Portfolio Turnover Rate..............................        56.2%       43.2%       54.5%        44.6%       61.0%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SMALLCAP S&P 600 INDEX FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 16.75     $ 15.00     $ 12.94       $ 9.76     $ 10.37
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.09        0.08        0.08         0.05        0.06
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.47        2.08        1.98         3.14      (0.51)
                          Total From Investment Operations         2.56        2.16        2.06         3.19      (0.45)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.06)      (0.05)          -        (0.01)      (0.02)
     Distributions from Realized Gains....................       (0.38)      (0.36)          -            -       (0.14)
                         Total Dividends and Distributions       (0.44)      (0.41)          -        (0.01)      (0.16)
Net Asset Value, End of Period                                  $ 18.87     $ 16.75     $ 15.00      $ 12.94      $ 9.76
Total Return..............................................       15.51%      14.55%      15.94%       32.67%     (4.56)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $12,791      $7,214      $2,807       $1,034        $570
     Ratio of Expenses to Average Net Assets..............        0.53%       0.53%       0.53%        0.53%       0.53%
     Ratio of Net Investment Income to Average Net Assets.        0.49%       0.48%       0.55%        0.36%       0.28%
     Portfolio Turnover Rate..............................        56.2%       43.2%       54.5%        44.6%       61.0%


(a)  Calculated  based on average  shares  outstanding  during the  period.




                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SMALLCAP VALUE FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................      $ 17.47     $ 16.22     $ 14.78      $ 10.56     $ 10.62
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.04        0.01      (0.05)           -         0.05
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         3.00        2.64        1.96         4.22        0.40
                          Total From Investment Operations         3.04        2.65        1.91         4.22        0.45
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -           -           -            -       (0.04)
     Distributions from Realized Gains....................       (1.28)      (1.40)      (0.47)           -       (0.47)
                         Total Dividends and Distributions       (1.28)      (1.40)      (0.47)           -       (0.51)
Net Asset Value, End of Period                                  $ 19.23     $ 17.47     $ 16.22      $ 14.78     $ 10.56
Total Return..............................................       18.30%      16.98%      13.20%       40.02%       3.98%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $9,385      $6,033      $4,111         $891      $1,145
     Ratio of Expenses to Average Net Assets..............        1.32%       1.32%       1.32%        1.32%       1.31%
     Ratio of Gross Expenses to Average Net Assets........           -%          -% 1.32%(   b)     1.32%(b)    1.32%(b)
     Ratio of Net Investment Income to Average Net Assets.        0.21%       0.05%     (0.31)%        0.04%       0.36%
     Portfolio Turnover Rate..............................        97.9%      133.7%      163.5%       221.7%      134.3%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SMALLCAP VALUE FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................      $ 17.35     $ 16.14     $ 14.74      $ 10.55     $ 10.60
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.01      (0.02)      (0.07)       (0.01)        0.04
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.97        2.63        1.94         4.20        0.40
                          Total From Investment Operations         2.98        2.61        1.87         4.19        0.44
Less Dividends and Distributions:
     Dividends from Net Investment Income.................           -           -           -            -       (0.02)
     Distributions from Realized Gains....................       (1.28)      (1.40)      (0.47)           -       (0.47)
                         Total Dividends and Distributions       (1.28)      (1.40)      (0.47)           -       (0.49)
Net Asset Value, End of Period                                  $ 19.05     $ 17.35     $ 16.14      $ 14.74     $ 10.55
Total Return..............................................       18.07%      16.81%      12.96%       39.72%       3.90%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $6,641      $3,266      $1,949         $650        $891
     Ratio of Expenses to Average Net Assets..............        1.50%       1.50%       1.50%        1.50%       1.49%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.50%(b)     1.50%(b)    1.50%(b)
     Ratio of Net Investment Income to Average Net Assets.        0.04%     (0.13)%     (0.47)%      (0.14)%       0.19%
     Portfolio Turnover Rate..............................        97.9%      133.7%      163.5%       221.7%      134.3%


                                                                   2006        2005
SMALLCAP VALUE FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................      $ 17.39     $ 16.29
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............       (0.02)      (0.04)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.98        2.54
                          Total From Investment Operations         2.96        2.50
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (1.28)      (1.40)
                         Total Dividends and Distributions       (1.28)      (1.40)
Net Asset Value, End of Period                                  $ 19.07     $ 17.39
Total Return..............................................       17.90%      15.97%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,058         $12
     Ratio of Expenses to Average Net Assets..............        1.63%       1.63%
     Ratio of Net Investment Income to Average Net Assets.      (0.09)%     (0.27)%
     Portfolio Turnover Rate..............................        97.9%      133.7%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SMALLCAP VALUE FUND
Preferred shares
Net Asset Value, Beginning of Period......................      $ 17.63     $ 16.31     $ 14.82      $ 10.58     $ 10.64
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.10        0.06          -          0.04        0.11
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         3.02        2.66        1.96         4.24        0.37
                          Total From Investment Operations         3.12        2.72        1.96         4.28        0.48
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.05)          -           -        (0.04)      (0.07)
     Distributions from Realized Gains....................       (1.28)      (1.40)      (0.47)           -       (0.47)
                         Total Dividends and Distributions       (1.33)      (1.40)      (0.47)       (0.04)      (0.54)
Net Asset Value, End of Period                                  $ 19.42     $ 17.63     $ 16.31      $ 14.82     $ 10.58
Total Return..............................................       18.64%      17.35%      13.51%       40.56%       4.29%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $18,180     $10,672      $5,755       $1,139      $1,056
     Ratio of Expenses to Average Net Assets..............        1.01%       1.01%       1.01%        1.01%       1.00%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.01%(b)     1.01%(b)    1.01%(b)
     Ratio of Net Investment Income to Average Net Assets.        0.53%       0.37%       0.01%        0.34%       0.67%
     Portfolio Turnover Rate..............................        97.9%      133.7%      163.5%       221.7%      134.3%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SMALLCAP VALUE FUND
Select shares
Net Asset Value, Beginning of Period......................      $ 17.56     $ 16.27     $ 14.80      $ 10.57     $ 10.63
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.07        0.04      (0.02)         0.02        0.10
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         3.02        2.65        1.96         4.24        0.37
                          Total From Investment Operations         3.09        2.69        1.94         4.26        0.47
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.03)          -           -        (0.03)      (0.06)
     Distributions from Realized Gains....................       (1.28)      (1.40)      (0.47)           -       (0.47)
                         Total Dividends and Distributions       (1.31)      (1.40)      (0.47)       (0.03)      (0.53)
Net Asset Value, End of Period                                  $ 19.34     $ 17.56     $ 16.27      $ 14.80     $ 10.57
Total Return..............................................       18.52%      17.20%      13.39%       40.34%       4.17%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $4,406        $583        $326         $187        $876
     Ratio of Expenses to Average Net Assets..............        1.13%       1.13%       1.13%        1.12%       1.11%
     Ratio of Gross Expenses to Average Net Assets........           -%          -%    1.13%(b)     1.13%(b)    1.12%(b)
     Ratio of Net Investment Income to Average Net Assets.        0.39%       0.26%     (0.10)%        0.23%       0.56%
     Portfolio Turnover Rate..............................        97.9%      133.7%      163.5%       221.7%      134.3%


(a)  Calculated based on average shares outstanding during the period.

(b)  Expense ratio without commission rebates.





                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
ULTRA SHORT BOND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period......................       $ 9.97     $ 10.00     $ 10.00      $ 10.00     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.41        0.23        0.21         0.27        0.36
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.05      (0.03)      (0.11)           -           -
     Net Increase from Payments by Affiliates                        -           -         0.11           -           -
                          Total From Investment Operations         0.46        0.20        0.21         0.27        0.36
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.42)      (0.23)      (0.21)       (0.27)      (0.36)
                         Total Dividends and Distributions       (0.42)      (0.23)      (0.21)       (0.27)      (0.36)
Net Asset Value, End of Period                                  $ 10.01      $ 9.97     $ 10.00      $ 10.00     $ 10.00
Total Return..............................................        4.73%       1.97%  2.08%(  b)        2.72%       3.68%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $2,500     $26,149     $20,513       $1,805      $1,736
     Ratio of Expenses to Average Net Assets..............        0.97%       0.97%       1.08%        1.17%       1.17%
     Ratio of Net Investment Income to Average Net Assets.        4.08%       2.30%       2.05%        2.57%       3.61%
     Portfolio Turnover Rate..............................        49.0%       54.9%      105.5%        20.7%       13.6%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
ULTRA SHORT BOND FUND
Advisors Select shares
Net Asset Value, Beginning of Period......................       $ 9.97     $ 10.00     $ 10.00      $ 10.00     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.41        0.21        0.19         0.25        0.34
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.01      (0.03)      (0.11)           -           -
     Net Increase from Payments by Affiliates                        -           -         0.11           -           -
                          Total From Investment Operations         0.42        0.18        0.19         0.25        0.34
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.40)      (0.21)      (0.19)       (0.25)      (0.34)
                         Total Dividends and Distributions       (0.40)      (0.21)      (0.19)       (0.25)      (0.34)
Net Asset Value, End of Period                                   $ 9.99      $ 9.97     $ 10.00      $ 10.00     $ 10.00
Total Return..............................................        4.34%       1.79%    1.90%(b)        2.56%       3.50%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $9,464      $9,036      $8,760       $2,429      $1,732
     Ratio of Expenses to Average Net Assets..............        1.15%       1.15%       1.28%        1.35%       1.35%
     Ratio of Net Investment Income to Average Net Assets.        4.11%       2.09%       1.84%        2.37%       3.43%
     Portfolio Turnover Rate..............................        49.0%       54.9%      105.5%        20.7%       13.6%


                                                                   2006        2005
ULTRA SHORT BOND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period......................       $ 9.97     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.40        0.19
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.01      (0.03)
                          Total From Investment Operations         0.41      (0.16)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.39)      (0.19)
                         Total Dividends and Distributions       (0.39)      (0.19)
Net Asset Value, End of Period                                   $ 9.99      $ 9.97
Total Return..............................................        4.21%       1.63%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............          $11         $10
     Ratio of Expenses to Average Net Assets..............        1.28%       1.28%
     Ratio of Net Investment Income to Average Net Assets.        3.98%       1.91%
     Portfolio Turnover Rate..............................        49.0%       54.9%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
ULTRA SHORT BOND FUND
Preferred shares
Net Asset Value, Beginning of Period......................       $ 9.97     $ 10.00     $ 10.00      $ 10.00     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.48        0.25        0.24         0.30        0.39
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................       (0.01)      (0.02)      (0.11)           -           -
     Net Increase from Payments by Affiliates                        -           -         0.11           -           -
                          Total From Investment Operations         0.47        0.23        0.24         0.30        0.39
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.45)      (0.26)      (0.24)       (0.30)      (0.39)
                         Total Dividends and Distributions       (0.45)      (0.26)      (0.24)       (0.30)      (0.39)
Net Asset Value, End of Period                                   $ 9.99      $ 9.97     $ 10.00      $ 10.00     $ 10.00
Total Return..............................................        4.85%       2.29%    2.40%(b)        3.04%       4.00%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $27,314      $1,775      $2,335         $523      $1,744
     Ratio of Expenses to Average Net Assets..............        0.66%       0.66%       0.80%        0.86%       0.86%
     Ratio of Net Investment Income to Average Net Assets.        4.76%       2.52%       2.33%        3.07%       3.92%
     Portfolio Turnover Rate..............................        49.0%       54.9%      105.5%        20.7%       13.6%


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
ULTRA SHORT BOND FUND
Select shares
Net Asset Value, Beginning of Period......................       $ 9.96     $ 10.00     $ 10.00      $ 10.00     $ 10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.45        0.19        0.22         0.29        0.38
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.01        0.02      (0.11)           -           -
     Net Increase from Payments by Affiliates                        -           -         0.11           -           -
                          Total From Investment Operations         0.46        0.21        0.22         0.29        0.38
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.44)      (0.25)      (0.22)       (0.29)      (0.38)
                         Total Dividends and Distributions       (0.44)      (0.25)      (0.22)       (0.29)      (0.38)
Net Asset Value, End of Period                                   $ 9.98      $ 9.96     $ 10.00      $ 10.00     $ 10.00
Total Return..............................................        4.73%       2.08%    2.27%(b)        2.92%       3.88%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............          $11         $10      $1,802       $1,665      $1,740
     Ratio of Expenses to Average Net Assets..............        0.78%       0.78%       0.92%        0.98%       0.98%
     Ratio of Net Investment Income to Average Net Assets.        4.48%       1.87%       2.23%        2.78%       3.80%
     Portfolio Turnover Rate..............................        49.0%       54.9%      105.5%        20.7%       13.6%




(a)  Calculated based on average shares outstanding during the period.

(b)  In 2004,  1.02% of the total  return for each share  class  consists  of an increase from a payment by Principal Life Insurance Company. Excluding this
     payment,  the  total  return  for  Advisors  Preferred,   Advisors  Select,
     Preferred and Select classes of shares would have been 1.06%,  .88%,  1.38%
     and 1.25%, respectively.





APPENDIX A


SUMMARY OF PRINCIPAL RISKS


The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called "principal risks." The principal risks of investing in the Funds are stated above as to each Fund in the Fund's description. Each of these risks is summarized below. The first four risks described below - credit and counterparty risk, liquidity risk, market risk, and management risk (except the LargeCap S&P 500 Index Fund, MidCap S&P 400 Index Fund, and SmallCap S&P 600 Index Fund) - apply to all the Funds. The remaining risks apply to certain of the Funds as described previously. Additional information about the Funds, their investments, and the related risks is located under "Certain Investment Strategies and Related Risks" and in the Statement of Additional Information.


RISKS COMMON TO ALL OF THE FUNDS
--------------------------------

CREDIT AND COUNTERPARTY RISK
Each of the funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

LIQUIDITY RISK
A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

MARKET RISK
The value of a fund's portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund's investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in the fund.

MANAGEMENT RISK
Each of the funds is actively managed by its investment advisor or sub-advisor(s). The performance of a fund that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the fund's investment objective. If the advisor's or sub-advisor(s)' strategies do not perform as expected, a fund could underperform other mutual funds with similar investment objectives or lose money.

ADDITIONAL RISKS APPLICABLE TO CERTAIN FUNDS
--------------------------------------------

ACTIVE TRADING RISK
A fund that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the fund's brokerage costs, accelerate the realization of taxable gains, and adversely impact fund performance.

DERIVATIVES RISK
Derivatives are investments whose values depend on or are derived from other securities or indexes. A fund's use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

EMERGING MARKET RISK
Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

EQUITY SECURITIES RISK
Equity securities include common, preferred, and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

EURODOLLAR AND YANKEE OBLIGATIONS RISK
Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that a foreign government will not let U.S. dollar-denominated assets leave the country, the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and adverse political or economic developments will affect investments in a foreign country.

EXCHANGE RATE RISK
Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the funds' foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

FIXED-INCOME SECURITIES RISK
Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.


Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund's investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.


FOREIGN SECURITIES RISK
Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect a fund's investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

GEOGRAPHIC CONCENTRATION RISK
Funds that invest significant portions of their assets in concentrated geographic areas such as a particular state or region of the U.S. have more exposure to local or regional economic risks than funds that invest more broadly.

GROWTH STOCK RISK
Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A fund's strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

HIGH YIELD SECURITIES RISK
Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." While these securities generally provide greater income potential than investments in higher rated fixed-income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

INITIAL PUBLIC OFFERINGS ("IPOS") RISK
There are risks associated with the purchase of shares issued in IPOs by companies that have little operating history as public companies, as well as risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. A fund cannot guarantee continued access to IPO offerings and may at times dispose of IPO shares shortly after their acquisition.

INVESTMENT COMPANY SECURITIES RISK
Certain funds invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including investment advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

MARKET SEGMENT RISK
Funds are subject to the risk that their principal market segment, such as large capitalization, mid capitalization, or small capitalization stocks, or growth or value stocks, may underperform compared to other market segments or to the equity markets as a whole. Thus:
  . MidCap: A fund's strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.
  . LargeCap: A fund's strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.
  . SmallCap: A fund's strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

MID CAP STOCK RISK
Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management, or a limited trading market for their securities.

MUNICIPAL SECURITIES RISK
Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of funds investing in such securities. Funds that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state's tax authority) to be taxable, in which event the value of such funds' investments would likely decline.

NON-DIVERSIFICATION RISK
A fund that is non-diversified may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect the fund's performance.

PORTFOLIO DURATION RISK
Portfolio duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

PREPAYMENT RISK
Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of a fund.

REAL ESTATE SECURITIES RISK
Real estate investment trusts ("REITs") or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting
from environmental problems.   Equity and mortgage REITs are dependent on
management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage
REITs:
  . may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
  . may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments);
  . are subject to cash flow dependency and defaults by borrowers; and . could fail to qualify for tax-free pass-through of income under the Internal
    Revenue Code.

SECTOR RISK
When a fund's investments are concentrated in a particular industry or sector of the economy (e.g., real estate, technology, financial services), they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. Funds concentrating in a particular industry sector tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. A fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting that industry or sector.

SMALL COMPANY RISK
Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

UNDERLYING FUND RISK
The LifeTime Funds and the Strategic Asset Management ("SAM") Portfolios operate as funds of funds and invest principally in Underlying Funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expenses for that fund.

Principal is the advisor to the Principal LifeTime Funds, SAM Portfolios, and each of the Underlying Funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the Principal LifeTime Funds and Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serve as Sub-Advisor to some or all of the Underlying Funds. Principal, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.


The following table shows the percentage of the outstanding shares of underlying funds owned by the LifeTime Funds as of October 31, 2006.

                                         PRINCIPAL LIFETIME FUNDS
                                                                                         PRINCIPAL
                                  PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL  LIFETIME
                                  LIFETIME   LIFETIME   LIFETIME   LIFETIME   LIFETIME   STRATEGIC
        UNDERLYING FUND             2010       2020       2030       2040       2050      INCOME     TOTAL
        ---------------           ---------  ---------  ---------  ---------  ---------  ---------   -----
 Bond & Mortgage Securities        16.87%     23.70%     13.86%      4.38%      1.11%      7.61%     67.54%
 Disciplined LargeCap Blend        10.16      27.92      25.91      12.99       6.55       1.96      85.49
 Inflation Protection               7.23                                                   4.32      11.55
 International Emerging Markets     2.21       5.82       5.67       2.45       1.12                 17.28
 International Growth               5.01      14.89      15.65       7.46       4.00       1.17      48.18
 Large Cap Growth                   4.66      11.72      11.69       6.35       3.12       0.99      38.53
 LargeCap Value                     4.38      11.09      11.32       6.21       2.92       0.94      36.85
 Partners International             1.55       3.26       3.18       1.68       0.81       0.27      10.75
 Partners LargeCap Blend I          3.30      10.50       8.72       4.39       2.17       0.76      29.84
 Partners LargeCap Growth I         1.13       2.17       2.42       1.46       0.66       0.20       8.05
 Partners LargeCap Growth II        3.54       9.07       9.05       4.97       2.36       0.68      29.68
 Partners LargeCap Value            2.08       5.03       5.06       2.71       1.38       0.44      16.69
 Partners LargeCap Value I          1.40       3.31       3.33       1.62       0.80                 10.45
 Partners MidCap Growth                        1.75       2.18       1.10       0.61                  5.64
 Partners MidCap Value I                       1.12       1.39       0.70       0.39                  3.60
 Partners SmallCap Growth I                               6.45       4.66       2.60                 13.71
 Partners SmallCap Growth III       2.36      13.51      13.60       7.71       4.14                 41.33
 Partners SmallCap Value I                                1.74       1.26       0.78                  3.78
 Preferred Securities              16.04      29.94      16.44       4.98       1.51       6.60      75.51
 Real Estate Securities             6.82      12.50       8.56       2.68       0.66       2.04      33.26
 SmallCap S&P 600 Index            10.03      11.45       9.11       5.08       2.22       2.22      40.11
 SmallCap Value                     2.66      14.16      14.47       8.18       4.41                 43.89
 Ultra Short Bond                  31.81                                                  30.57      62.38

The SAM Portfolios commenced operations on January 12, 2007, as successor portfolios for the WM Group of Funds ("WMA") SAM Portfolios. The predecessor portfolios invested in shares of funds that have been combined with various Funds of Principal Investors Fund ("PIF") as follows:

         WMA ACQUIRED FUNDS                 PIF ACQUIRING FUNDS
   Equity Income Fund                 Equity Income Fund I
   Growth Fund                        LargeCap Growth Fund
   Growth & Income Fund               Disciplined  LargeCap Blend Fund
   High Yield Fund                   High Yield Fund II
   Income Fund                        Income Fund
   International Growth Fund          Diversified International Fund
   Mid Cap Stock Fund                 MidCap Stock Fund
   Money Market Fund                 Money Market Fund
   REIT Fund                          Real Estate Securities Fund
   Short-Term Income Fund             Short-Term Income Fund
   Small Cap Growth Fund              SmallCap Growth Fund
   Small Cap Value Fund               SmallCap Value Fund
   U.S. Government Securities Fund    Mortgage Securities Fund
   West Coast Equity Fund             West Coast Equity Fund


The following table shows the percentage of the outstanding shares of the predecessor Underlying Funds owned by the predecessor Portfolios as of October 31, 2006.

                                            STRATEGIC ASSET MANAGEMENT PORTFOLIOS/(1)/
                           FLEXIBLE         CONSERVATIVE                          CONSERVATIVE         STRATEGIC
   UNDERLYING FUND          INCOME            BALANCED           BALANCED            GROWTH              GROWTH
   ---------------         --------         ------------         --------         ------------         ---------
 REIT Fund                   1.87%              2.85%             30.86%             33.32%              20.35%
 Equity Income Fund          1.05               1.56              15.06              16.28               10.55
 Growth & Income Fund        2.29               2.25              24.33              26.28               17.08
 West Coast Equity
 Fund                        0.58               1.33              14.44              15.36               10.65
 Mid Cap Stock Fund          2.53               2.25              24.25              25.51               19.09
 Growth Fund                 2.65               2.68              30.98              31.32               22.45
 Small Cap Value Fund        3.17               2.57              31.01              34.95               22.92
 Small Cap Growth Fund       2.40               1.87              22.60              25.71               16.91
 International Growth
 Fund                                           2.85              31.54              31.83               22.33
 Short Term Income
 Fund                       42.88              15.20              18.55
 U.S. Government
 Securities Fund            15.77               9.88              46.79              16.36
 Income Fund                17.72               9.47              39.71              12.24
 WM High Yield Fund          4.97               3.25              18.66               8.43                8.25

///(1)/
 Each of the Strategic Asset Management Portfolios and each of the underlying funds in the table below began operations on January
 12, 2007. Each is a successor fund to a portfolio managed by WM Advisors prior to that date.
                                            STRATEGIC ASSET MANAGEMENT PORTFOLIOS/(1)/

   UNDERLYING FUND           TOTAL
   ---------------           -----
 REIT Fund                  91.71%
 Equity Income Fund         44.50
 Growth & Income Fund       72.22
 West Coast Equity          43.28
 Fund
 Mid Cap Stock Fund         74.89
 Growth Fund                90.07
 Small Cap Value Fund       98.56
 Small Cap Growth Fund      72.61
 International Growth       88.85
 Fund
 Short Term Income          58.08
 Fund
 U.S. Government            58.36
 Securities Fund
 Income Fund                51.67
 WM High Yield Fund         33.34

///(1)/
 Each of the Strategic Asset Management Portfolios and each of the underlying funds in the table below began operations on January
 12, 2007. Each is a successor fund to a portfolio managed by WM Advisors prior to that date.



One or more of the SAM Portfolios intend to invest in the Diversified International, Disciplined LargeCap Blend, Equity Income I, LargeCap Growth, SmallCap Growth, and SmallCap Value Funds, and may acquire a significant percentage of the underlying funds' outstanding shares.


U.S. GOVERNMENT SECURITIES RISK
U.S. government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of a fund's securities do not affect interest income on securities already held by the fund but are reflected in the fund's price per share. Since the magnitude of these fluctuations generally is greater at times when a fund's average maturity is longer, under certain market conditions a fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

U.S. GOVERNMENT SPONSORED SECURITIES RISK
A fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks. Although the issuing agency, instrumentality, or corporation may be chartered or sponsored by the U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.

VALUE STOCK RISK
A fund's investments in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. A fund's strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

APPENDIX B


DEFINITIONS OF THE INDICES REFERENCED IN THIS PROSPECTUS

The performance tables included in the prospectus provide performance information of various indices. These indices are described in this appendix. An investment cannot be made directly in the indices and the indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices.


6 MONTH LIBOR (LONDON INTERBANK OFFERED RATE) INDEX is an average of the interest rate of U.S. dollar deposits, known as Eurodollars, of a stated maturity.


CITIGROUP BROAD MARKET (BMI) GLOBAL EX-US INDEX is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with an available free float market cap of US $100 million and above.


CITIGROUP WORLD EX-US BROAD MARKET (BMI) GROWTH INDEX is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with growth characteristics and an available free float market cap of US $100 million and above.


LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.


LEHMAN BROTHERS GOVERNMENT/MORTGAGE INDEX is a combination of the unmanaged Lehman Government Index and the unmanaged Lehman Mortgage Backed Securities
(MBS) Index. The Lehman Government Index includes all Government Bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA, and FHLMC.


LEHMAN BROTHERS 1-3 GOVERNMENT/CREDIT BOND INDEX represents a combination of the Government and Corporate Bond indices with maturities between one and three years.


LEHMAN BROTHERS U.S. TREASURY BELLWETHERS 3 MONTH INDEX is composed of public obligations of the U.S. Treasury with a maturity of three months.


LEHMAN BROTHERS U.S. TREASURY TIPS (TREASURY INFLATION PROTECTION SECURITIES) INDEX is an unmanaged index of inflation-protected U.S. Treasury securities that will mature in one year or longer.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA, AND FAR
EAST) INDEX is an unmanaged index that measures the stock returns of companies in developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX is an unmanaged index that measures the stock returns of companies in 26 developing countries.


LEHMAN BROTHERS U.S. TREASURY BELLWETHERS 3 MONTH INDEX is composed of public obligations of the U.S. Treasury with a maturity of three months.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.


MORNINGSTAR CONSERVATIVE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.


MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY AVERAGE is an average of the net asset value (NAV) returns of diversified emerging-markets mutual funds which invest in companies in developing nations.


MORNINGSTAR FOREIGN LARGE BLEND CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.

MORNINGSTAR FOREIGN LARGE GROWTH CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in large international stocks that are growth-oriented. Large-cap foreign stocks have market capitalizations greater than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY AVERAGE is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.


MORNINGSTAR LARGE BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


MORNINGSTAR LARGE GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR LARGE VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more stable stock prices.


MORNINGSTAR LONG-TERM GOVERNMENT CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations of greater than or equal to 10 years.


MORNINGSTAR MID-CAP BLEND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


MORNINGSTAR MID-CAP GROWTH CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR MID-CAP VALUE CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mid-cap value mutual funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR MODERATE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.


MORNINGSTAR SHORT-TERM BOND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt which have durations between 1 and 3.5 years.


MORNINGSTAR SMALL BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.


MORNINGSTAR SMALL GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR SMALL VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest primarily in real estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.

MORNINGSTAR TARGET DATE CATEGORY AVERAGE portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.


MORNINGSTAR ULTRA-SHORT BOND CATEGORY AVERAGE is an average of the net asset value (NAV) returns of bond mutual funds that invest primarily in investment-grade U.S. fixed-income issues and have durations of less than one year.


MORNINGSTAR WORLD STOCK CATEGORY AVERAGE invests the majority of its assets in the U.S., Europe, and Japan, with the remainder divided among the globe's smaller markets. These portfolios typically have 20%-60% of assets in U.S. stocks.


RUSSELL 1000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.


RUSSELL 1000 VALUE INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.


RUSSELL 2000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.


RUSSELL 2000 INDEX is an unmanaged index that measures the investment returns of the 2,000 smallest stocks in the Russell 3000 Index. Companies included are medium-size to small.


RUSSELL 2000 VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL 2500 GROWTH INDEX is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Growth Index with higher price-to-book ratios and higher forecasted growth values.


RUSSELL MIDCAP GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth rates.


RUSSELL MIDCAP INDEX is an unmanaged index that measures the investment returns of the 800 smallest stocks in the Russell 1000 Index.


RUSSELL MIDCAP VALUE INDEX is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.


S&P 500 STOCK INDEX (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility, and transportation companies.


S&P MIDCAP 400 INDEX is an unmanaged index that includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


S&P SMALLCAP 600 INDEX is an unmanaged index that consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.

ADDITIONAL INFORMATION


Additional information about the Fund (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated XXXXXXXXX, 2007, which is incorporated by reference into this prospectus. Additional information about the Funds' investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing Principal Investors Fund, P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund makes its Statement of Additional Information and annual and semi-annual reports available, free of charge, on our website. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-547-7754.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http:// www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share.


Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

               Principal Investors Fund, Inc. SEC File 811-07572

                         PRINCIPAL INVESTORS FUND, INC.



                      CLASS A, CLASS B, AND CLASS C SHARES





                The date of this Prospectus is ________________.
As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

 Risk/Return Summary .................................................... 4

 LargeCap US Equity Funds
  Disciplined LargeCap Blend............................................7

  Equity Income Fund I..................................................10

  LargeCap Growth Fund..................................................13

  LargeCap S&P 500 Index Fund...........................................16

  LargeCap Value Fund...................................................19

  Partners LargeCap Blend Fund..........................................22

  Partners LargeCap Blend Fund I........................................25

  Partners LargeCap Growth Fund I.......................................27

  Partners LargeCap Growth Fund II......................................30

  Partners LargeCap Value Fund..........................................33


 Small/MidCap US Equity Funds
  MidCap Blend Fund.....................................................36

  MidCap Stock Fund.....................................................39

  Partners MidCap Growth Fund...........................................42

  Partners MidCap Growth Fund I.........................................45

  Partners MidCap Value Fund............................................48

  Partners SmallCap Growth Fund II......................................51

  Real Estate Securities Fund...........................................54

  SmallCap Blend Fund...................................................57

  SmallCap Growth Fund..................................................60

  SmallCap Value Fund...................................................63

  West Coast Equity Fund................................................66


 International Equity Funds
  Diversified International Fund........................................69

  International Emerging Markets Fund...................................72


 Fixed-Income Funds
  Bond & Mortgage Securities Fund.......................................75

  Government & High Quality Bond Fund ...................................78

  High Yield Fund II ....................................................81

  Income Fund...........................................................83

  Inflation Protection Fund .............................................86

  Mortgage Securities Fund ..............................................89

  Preferred Securities Fund .............................................91


 Municipal Funds
  California Insured Intermediate Municipal Fund........................94

  California Municipal Fund.............................................97

  Tax-Exempt Bond Fund I................................................100


 Short-Term Fixed Income Funds
  Money Market Fund.....................................................103

  Short-Term Bond Fund ..................................................106

  Short-Term Income Fund................................................109

  Ultra Short Bond Fund .................................................112

 Asset Allocation Funds
  Principal LifeTime 2010 Fund..........................................118

  Principal LifeTime 2020 Fund..........................................119

  Principal LifeTime 2030 Fund..........................................120

  Principal LifeTime 2040 Fund..........................................121

  Principal LifeTime 2050 Fund..........................................122

  Principal LifeTime Strategic Income Fund..............................123


 Strategic Asset Management Portfolios
  Flexible Income Portfolio .............................................130

  Conservative Balanced Portfolio .......................................132

  Balanced Portfolio ....................................................133

  Conservative Growth Portfolio .........................................135

  Strategic Growth Portfolio ............................................136


The Costs of Investing..................................................141

Certain Investment Strategies and Related Risks.........................143

Management of the Funds .................................................150

Investing in the Funds..................................................167

Choosing a Share Class..................................................169

 Class A Shares......................................................... 169

 Class B Shares......................................................... 173

 Class C Shares......................................................... 174

CDSC Calculation and Waivers............................................174

How to Redeem (Sell) Shares.............................................175

How to Exchange Shares Among Principal Investors Funds..................177

Frequent Purchases and Redemptions......................................179

Pricing of Fund Shares..................................................180

Dividends and Distributions.............................................181

Tax Considerations......................................................182

Distribution Plans and Additional Information Regarding Intermediary
Compensation............................................................183

General Information About a Fund Account................................187

Portfolio Holdings Information..........................................189

Financial Highlights....................................................190

Appendix A - Summary of Principal Risks .................................238

Appendix B - Definitions of the Indices Referenced in this Prospectus ...245

Additional Information..................................................247

RISK/RETURN SUMMARY


Principal Investors Fund, Inc. (the "Fund" or "PIF") is comprised of sixty-seven investment portfolios, forty-eight of which (together, the "Funds") are offered through this prospectus. Principal Management Corporation ("Principal")* serves as the manager for the Fund. Through the Management Agreement with the Fund, Principal provides investment advisory and certain corporate administrative services to the Fund.


Principal Funds Distributor, Inc. (the "Distributor")* is the Fund's principal underwriter for Class A, Class B, and Class C shares. Princor Financial Services Corporation ("Princor")* is the Fund's principal underwriter for other share classes the Fund issues.


Principal has selected a Sub-Advisor or Sub-Advisors for each Fund based on the Sub-Advisors' experience with the investment strategy for which it was selected. The Sub-Advisors and the Funds each sub-advise are:

                     SUB-ADVISOR                               FUND(S)
                     -----------                               -------
 AllianceBernstein L.P.                                 Partners LargeCap Value

                                                        Partners LargeCap
 American Century Investment Management, Inc.           Growth II

                                                        Partners LargeCap
 BNY Investment Advisors                                Growth II
                                                        Partners LargeCap Value

 Columbus Circle Investors *                            LargeCap Growth

 Edge Asset Management, Inc. (formerly known as WM      Equity Income I
 Advisors, Inc.) *                                      High Yield II
                                                        Income
                                                        MidCap Stock
                                                        Short-Term Income
                                                        Strategic Asset
                                                        Management Portfolios
                                                        Mortgage Securities
                                                        West Coast Equity

                                                        Partners SmallCap
 Emerald Advisers, Inc.                                 Growth II

                                                        Partners SmallCap
 Essex Investment Management Company, LLC               Growth II

                                                        Partners LargeCap Blend
 Goldman Sachs Asset Management, L.P.                   I

 Jacobs Levy Equity Management, Inc.                    Partners MidCap Value

                                                        Partners MidCap Growth
 Mellon Equity Associates, LLP                          I

 Morgan Stanley Investment Management Inc. (doing       California Insured
 business as Van Kampen)                                Intermediate Municipal
                                                        California Municipal
                                                        Tax-Exempt Bond I

 Neuberger Berman Management Inc.                       Partners MidCap Value

                                                        Bond & Mortgage
                                                        Securities
                                                        Disciplined LargeCap
                                                        Blend
                                                        Diversified
                                                        International
 Principal Global Investors, LLC *                      Government & High
                                                        Quality Bond
                                                        Inflation Protection
                                                        International Emerging
                                                        Markets
                                                        LargeCap S&P 500 Index
                                                        LargeCap Value
                                                        MidCap Blend
                                                        Money Market
                                                        Principal LifeTime
                                                        Funds
                                                        Short-Term Bond
                                                        SmallCap Blend
                                                        SmallCap Growth
                                                        SmallCap Value
                                                        Ultra Short Bond

 Principal Real Estate Investors, LLC *                 Real Estate Securities

 Spectrum Asset Management, Inc. *                      Preferred Securities

                                                        Partners LargeCap Blend
 T. Rowe Price Associates, Inc.                         Partners LargeCap
                                                        Growth I

 Turner Investment Partners, Inc.                       Partners MidCap Growth

                                                        Partners SmallCap
 UBS Global Asset Management (Americas) Inc.            Growth II

*Principal Management Corporation, Columbus Circle Investors; Principal
 Global Investors, LLC; Principal Real Estate Investors, LLC; Principal Funds
 Distributor, Inc.; Princor Financial Services Corporation; Spectrum Asset
 Management, Inc.; and Edge Asset Management, Inc. are affiliates of
 Principal Life Insurance Company and with it are subsidiaries of Principal
 Financial Group, Inc. and members of the Principal Financial Group/(R)/.

Pursuant to an Agreement and Plan of Reorganization with each of WM Trust I, WM Trust II, and WM Strategic Asset Management Portfolios, LLC (the "WM Group of Funds"), Principal Investors Fund acquired substantially all the assets of each of the funds in the WM Group of Funds (a "WM Fund") effective January 12, 2007 ("the Reorganization Date")(the "WM Reorganization"). Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.) had served as the investment adviser to the WM Group of Funds. Certain Funds of Principal Investors Fund commenced operations on the effective date of the WM Reorganization by succeeding to the operations of predecessor WM Funds. These Funds are the California Insured Intermediate Municipal, California Municipal, Equity Income I, High Yield II, Income, MidCap Stock, Short-Term Income, Tax-Exempt Bond I, Mortgage Securities, and West Coast Equity Funds and the Balanced, Conservative Balanced, Conservative Growth, Flexible Income, and Strategic Growth Portfolios (the "PIF/ WM Reorganization Funds").

All of the Funds described in this prospectus offer Class A shares and Class C shares. In addition, certain of the Funds offer Class B shares. Class A shares are generally sold with a sales charge that is a variable percentage based on the amount of the purchase. Class B and Class C shares are not subject to a sales charge at the time of purchase but are subject to a contingent deferred sales charge ("CDSC") on shares redeemed within the applicable CDSC period as described in this prospectus. See "Choosing a Share Class" and "CDSC Calculation and Waivers" for more information.

MAIN STRATEGIES AND RISKS
Each Fund's investment objective is described in the summary description of each Fund. The Board of Directors may change a Fund's objective or its investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the Fund's investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

The summary of each Fund also describes the Fund's primary investment strategies (including the type or types of securities in which the Fund may invest), any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries and the principal risks associated with an investment in the Fund. A fuller discussion of investment strategies and risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions as more fully described under the caption "Certain Investment Strategies and Related Risks-Temporary Defensive Measures."


Each Fund is designed to be a portion of an investor's portfolio. None of the Funds are intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to bear investment losses during periods of adverse market conditions. The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called "principal risks." The principal risks of investing in the Funds are stated as to each Fund in the Fund's description. In addition to the risks identified in each Fund's description, each of the Funds is also subject to credit and counterparty risk, liquidity risk, market risk, and management risk (except the LargeCap S&P 500 Index Fund). These risks, and each of the other principal risks, are more fully explained in Appendix A to this prospectus.


INVESTMENT RESULTS
Below the description of each Fund is a bar chart showing the investment returns of its Class A shares for each of the past ten calendar years (or for each of the full calendar years since the Fund's inception). The bar chart is intended to provide some indication of the volatility of the Fund's past returns. The performance table following each bar chart shows how, for each applicable class of shares, average annual total returns of the Fund compare to returns of one or more broad-based securities market indices and an index of funds with similar investment objectives for the last one, five, and ten calendar years (or, in the case of a newer Fund, for the life of the Fund). An investment cannot be made directly in the indices and the indices' performance figures do not include any commissions, sales charges, or expenses that would be paid by investors purchasing the securities represented by the indices. Consult Appendix B for descriptions of the indices and category averages used in this prospectus. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. Average annual total returns shown in the performance table reflect the maximum applicable sales charge. PAST PERFORMANCE (BEFORE AND AFTER TAXES) DOES NOT GUARANTEE FUTURE RESULTS.

Performance for periods prior to the date on which a Fund's Class A, B, or C shares began operations (as indicated in the tables on the following pages) is based on the performance of another share class. For Funds other than the PIF/ WM Reorganization Funds, performance is based on the performance of the oldest share class of the Fund, either the Institutional Class shares or the Advisors Preferred Class shares (as noted in the performance chart and table), adjusted to reflect the expenses of the Fund's Class A, Class B, and Class C shares. The adjustments result in performance that is no higher than the historical performance of the applicable Institutional Class or Advisors Preferred Class shares. For the PIF/WM Reorganization Funds, performance of the Class A, B, and C shares of each Fund is based on the performance of the Class A, B, and C shares of the predecessor WM Fund. The performance of the Class B shares of the WM Fund that is the predecessor to High Yield Fund II for the periods prior to its introduction (May 5, 1998) and the performance of the Class C shares of each predecessor WM Fund for the periods prior to its introduction (March 1, 2002) are based on historical returns of the Class A shares of the predecessor WM Fund, adjusted to reflect the lack of initial sales charges and higher fund operating expenses for the Class B and C shares. The adjustments result in performance for the Class B and C shares that is likely to be different than the historical performance of the Class A shares.


The current 7-day yield for the Money Market Fund may be obtained by calling the Principal Investors Fund at 1-800-247-4123 or on the PrincipalFunds.com website.


There can be no assurance that any Fund will achieve its investment objective. It is possible to lose money by investing in the Funds. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal

Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

DISCIPLINED LARGECAP BLEND FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Standard & Poor's ("S&P") 500 Index (as of December 31, 2006 this range was between approximately $1.4 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, PGI, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their expected investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


PGI believes that changes in market expectations drive stock prices. Early identification of improving business fundamentals, early identification of positive change in expectations regarding future profitability of companies and paying prices that are below "fair value" for these stocks will result in investment management success. PGI's investment process seeks to systematically identify stocks with desirable characteristics and combine these stocks in a risk-managed portfolio to maximize return potential by controlling risk.


Among the principal risks of investing in the Fund are:

                                                                                 .Market Segment (LargeCap)
  . Equity Securities Risk                               . Derivatives Risk        Risk
  . Underlying Fund Risk                                 . Growth Stock Risk     . Value Stock Risk
  . Active Trading Risk

PGI has been the Fund's Sub-Advisor since December 30, 2002.


PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"2003"27.54

"2004"12.16


"2005"6.54

"2006" 13.33

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.82%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q1 '03
  -3.45%


 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE)/(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                                                1 YEAR                  LIFE OF FUND
 CLASS A (BEFORE TAXES)......................................................             7.10                      13.03
     (AFTER TAXES ON DISTRIBUTIONS) /(//2)/ .................................             6.65                      12.51
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ ................             5.22                      11.15
 CLASS B ....................................................................             7.15                      13.36
 CLASS C.....................................................................            11.65                      13.93
 S&P 500 Index /(3)/ ........................................................            15.79                      14.74
 Morningstar Large Blend Category Average ...................................            14.12                      14.31
 /(1)/
  Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 30, 2002.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3) /Index performance does not reflect deductions for fees, expenses, or taxes.
 For further information about the Fund's performance, see "Risk/Return
  Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31, 2006                    CLASS A                  CLASS B                   CLASS C/(1)/
 Management Fees.................................           0.59%                    0.59%                       0.59%
 12b-1 Fees......................................           0.25                     1.00                        1.00
 Other Expenses..................................           0.36                     0.60                        1.91
                                                            ----                     ----                        ----
        TOTAL ANNUAL FUND OPERATING EXPENSES/(3)/           1.20%                    2.19%                       3.50%
 Expense Reimbursement/(2)/ .....................           0.32                     0.28                        1.68
                                                            ----                     ----                        ----
                                     NET EXPENSES           0.88%                    1.91%                       1.82%
 /(1)/
  The expenses shown for Class C shares are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 /(2)/
  Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund beginning on the Reorganization Date and ending on February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A, Class B and Class C shares on an annualized basis) not to exceed 0.88% for Class A, 1.91% for Class B and 1.82% for Class C shares.
 ///(3)/
  Expense information has been restated to reflect current fees. The fund's 12b-1 fees were increased effective January 16, 2007.
  Certain other operating expenses of the fund have increased effective January 1, 2007.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          IF YOU SELL YOUR SHARES                IF YOU DO NOT SELL YOUR SHARES

 --------------------------------------------------------------------------------------------------
                                         NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------
                         1         3         5        10            1       3         5          10
 CLASS A             $635    $  875    $1,139    $1,893         $635    $875    $1,139     $1,893
 CLASS B              694     1,054     1,345     2,246          194     654     1,145      2,246
 CLASS C              285       891     1,649     3,644          185     891     1,649      3,644

EQUITY INCOME FUND I

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Fund seeks to provide a relatively high level of current income and long-term growth of income and capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors who seek dividends to generate income or to be reinvested for growth and who can accept fluctuations in the value of investments and the risks of investing in REIT securities, below-investment grade bonds, or foreign securities.

MAIN STRATEGIES AND RISKS
The Fund invests primarily (normally at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying common stocks and preferred stocks. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. government securities, and asset-backed securities. The Fund may also invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds"). The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 20% of its assets in real estate investment trust ("REIT") securities. The Fund may write (sell) covered call options. The Fund may invest up to 25% of its assets in securities of foreign issuers.

The Fund's investments may also include convertible securities, repurchase agreements, American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs").


In selecting investments for the Fund, Edge looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in ''value'' stocks currently selling for less than Edge believes they are worth.

Among the principal risks of investing in the Fund are:

                                                                                 .
                                                         .Real Estate              U.S. Government Securities
  . Equity Securities Risk                                 Securities Risk         Risk
  . Fixed-Income Securities Risk                         . Value Stock Risk      . Derivatives Risk
                                                         .Foreign Securities
  . Underlying Fund Risk                                   Risk                  . Exchange Rate Risk
                                                         .High Yield
                                                           Securities Risk       . Prepayment Risk
  . U.S. Government Sponsored Securities Risk



Edge has provided investment advice to the Fund since the Fund's inception.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"1997"19.89


"1998"6.93


"1999"4.83


"2000"14.64


"2001"7.41


"2002"-12.82


"2003"29.22


"2004"18.72


"2005"9.46

"2006" 17.73

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    15.73%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -14.83%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                                                  1 YEAR       5 YEARS        10 YEARS
 CLASS A (BEFORE TAXES) ...............................................................     11.27        10.25           10.42
     (AFTER TAXES ON DISTRIBUTIONS) /(//2//)/ .........................................     10.15         9.51            8.65
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(//2//)/ ......................      8.77         8.69            8.16
 CLASS B ..............................................................................     11.73        10.24           10.28
 CLASS C ..............................................................................     15.84        10.62           10.17
 S&P 500 Index /(//3//) //(4)/ ........................................................     15.79         6.19            8.42
 S&P 500/Citigroup Value Index /(//3//)/ ..............................................     20.80        10.43            9.45
 Morningstar Large Value Category Average .............................................     18.18         8.38            8.80
 ///(//1//)/
  The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on May 31, 1939.
 ///(//2//)/
  After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 ///(//4//)/
  Until December 16, 2005, when Standard & Poor's changed the name of the index and its calculation methodology, the index was called the S&P 500/Barra Value Index.
 For further information about the Fund's performance, see "Risk/Return Summary -
  Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31, 2006                         CLASS A                  CLASS B                   CLASS C
 Management Fees......................................           0.51%                    0.51%                     0.51%
 12b-1 Fees...........................................           0.25                     1.00                      1.00
 Other Expenses.......................................           0.11                     0.22                      0.13
                                                                 ----                     ----                      ----
                  TOTAL ANNUAL FUND OPERATING EXPENSES           0.87%                    1.73%                     1.64%
 Expense Reimbursement /(1)/ .........................            N/A                      N/A                       N/A
                                                                 ----                     ----                      ----
                                          NET EXPENSES           0.87%                    1.73%                     1.64%
 ///(1)/
 Principal has contractually agreed to limit the Fund's expenses attributable to Class A, B and C shares and, if necessary, pay expenses normally payable by the Fund through the period and ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A, B and C shares on an annualized basis) not to exceed 0.87% for Class A, 1.73% for Class B and 1.65% for Class C shares.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS A              $634     $812     $1,006     $1,564          $634    $812    $1,006     $1,564
 CLASS B               676      945      1,139      1,813           176     545       939      1,813
 CLASS C               267      517        892      1,944           167     517       892      1,944

LARGECAP GROWTH FUND

SUB-ADVISOR(S): Columbus Circle Investors ("CCI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)/ Growth Index (as of December 31, 2006 this range was between approximately $1.2 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. To meet its investment objective, the Fund may invest in initial public offerings.

CCI uses a bottom-up approach (focusing on individual stock selection rather than forecasting market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in depth analysis of company fundamentals in the context of the prevailing economic environment, CCI's team of investment professionals selects companies that meet the criteria of positive momentum in a company's progress and positive surprise in reported results.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  .
    Underlying Fund Risk  . Active Trading Risk   . Growth Stock Risk
                          .Foreign Securities     .Initial Public Offerings
  . Exchange Rate Risk      Risk                    Risk

CCI became the Fund's Sub-Advisor on January 5, 2005.


PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"2001"-24.65

"2002"-28.8


"2003*"28.66


"2004"8.72


"2005"11.1

 "2006"  9.24

 LOGO

   HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q4 '01                                    13.65%
   LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q1 '01                                   -23.34%


 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

                                                                    1     5 YEARS
  FOR THE PERIODS ENDED DECEMBER 31, 2006                          YEAR               LIFE OF FUND
 CLASS A (BEFORE TAXES)...........................                 3.20   2.70/(2)/     -3.54/(2)/
     (AFTER TAXES ON DISTRIBUTIONS) /(//3//)/ ...................  2.99   2.65/(2)/     -3.59/(2)/
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(//3//)/   2.36   2.31/(2)/     -2.97/(2)/
 CLASS B..........................................                 3.18   2.68/(2)/     -3.41/(2)/
 CLASS C..........................................                 7.29   2.93/(2)/     -3.52/(2)/
 Russell 1000 Growth Index /(//4//)/ ............................  9.07   2.69          -1.58
 Morningstar Large Growth Category Average ......................  6.93   2.88          -1.26


 /(1)/
  Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  During 2003, the Fund processed a significant (relative to the net assets of the Advisors Preferred Class) "As Of" transaction that resulted in a gain to the remaining shareholders of the Advisors Preferred Class. Had this gain not been recognized, the total return shown would have been lower.
 ///(//3//)/
  After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
  Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(//4//)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."



 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31, 2006                      CLASS A                 CLASS B                  CLASS C/(1)/
 Management Fees ...................................          0.64%                   0.64%                       0.64%
 12b-1 Fees ........................................          0.25                    1.00                        1.00
 Other Expenses ....................................          0.34                    0.56                        1.34
                                                      ------------            ------------            ----------------
          TOTAL ANNUAL FUND OPERATING EXPENSES /(3)/          1.23%                   2.20%                       2.98%
 Expense Reimbursement /(2)/ .......................           N/A                     N/A                        0.95
                                                              ----                    ----                        ----
                                        NET EXPENSES          1.23%                   2.20%                       2.03%
 ///(1)/
  The expenses shown for Class C shares are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 ///(2)/
  Principal has contractually agreed to limit the Fund's expenses attributable to Class A, Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.28% for Class A, 2.26% for Class B and 2.03% for Class C shares.
 ///(3)/
  Expense information has been restated to reflect current fees. The Fund's management fees were increased effective January 16,
  2007. The Fund's 12b-1 fees were increased effective January 16, 2007.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          IF YOU SELL YOUR SHARES                IF YOU DO NOT SELL YOUR SHARES

 --------------------------------------------------------------------------------------------------
                                         NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------
                         1         3         5        10            1       3         5          10
 CLASS A             $668    $  919    $1,188    $1,957         $668    $919    $1,188     $1,957
 CLASS B              723     1,088     1,380     2,288          223     688     1,180      2,288
 CLASS C              306       817     1,470     3,220          206     817     1,470      3,220

LARGECAP S&P 500 INDEX FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies that compose the S&P 500 Index. PGI attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2006, the market capitalization range of the Index was between approximately $1.4 billion and $446.9 billion. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgment. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P 500. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund's portfolio may be weighted differently from the S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.


PGI reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund's assets. PGI may also elect to omit any S&P 500 stocks from the Fund if such stocks are issued by an affiliated company.


Among the principal risks of investing in the Fund are:

  . Equity Securities Risk              . Market Segment (LargeCap) Risk



NOTE: "Standard & Poor's 500" and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by Principal. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

PGI has been the Fund's Sub-Advisor since December 6, 2000.


PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"2001"-12.56

"2002"-22.7


"2003"27.38


"2004"9.89


"2005"4.17

"2006" 14.93

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.93%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -17.36%

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                          1 YEAR  5 YEARS    LIFE OF FUND
 CLASS A (BEFORE TAXES)..........................................  13.26    5.00          1.43
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .......................  13.01    4.59          1.06
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ ....   8.96    4.23          1.13
 CLASS C ........................................................  13.32    4.73          1.12
 S&P 500 Index /(3)/ ............................................  15.79    6.19          2.94
 Morningstar Large Blend Category Average .......................  14.12    5.92          3.10


 /(1)///
  Class A shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for
  Class A and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."


 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31, 2006                                     CLASS A                        CLASS C/(1)/
 Management Fees................................................             0.15%                             0.15%
 12b-1 Fees.....................................................             0.15                              1.00
 Other Expenses ................................................             0.38                              2.32
                                                                  ---------------               -------------------
                       TOTAL ANNUAL FUND OPERATING EXPENSES/(3)/             0.68%                             3.47%
 Expense Reimbursement/(2)/ ....................................             0.01                              2.17
                                                                             ----                              ----
                                                    NET EXPENSES             0.67%                             1.30%
 ///(1)/
  The expense shown for Class C shares are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 ///(2)/
  Principal has contractually agreed to limit the Fund's expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.30%. Principal has also contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment
  Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
 ///(3)/
  Expense information has been restated to reflect current fees. Certain operating expenses of the Fund have increased effective
  January 1, 2007.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS A              $217     $361     $  518     $  972          $217    $361    $  518     $  972
 CLASS C               232      827      1,584      3,577           132     828     1,584      3,577

LARGECAP VALUE FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)// /Value Index, which as of December 31, 2006 ranged between approximately $1.3 billion and $446.9 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. monitoring a stock's behavior in the market to assess the timeliness of the investment.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  .
    Underlying Fund Risk  . Active Trading Risk   . Value Stock Risk
                          .Foreign Securities
  . Exchange Rate Risk      Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.


PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"2001"-7.73

"2002"-13.32


"2003"24.77


"2004"12.06


"2005"6.3

"2006" 19.48

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    15.20%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -15.15%

  AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                          1 YEAR  5 YEARS    LIFE OF FUND
 CLASS A (BEFORE TAXES) .........................................  12.94     7.78        5.51
     (AFTER TAXES ON DISTRIBUTIONS)/ //(2)/ .....................  11.96     7.24        5.03
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ ....   9.69     6.63        4.65
 CLASS B.........................................................  13.13     8.07        5.89
 CLASS C.........................................................  17.56     8.22        5.74
 Russell 1000 Value Index /(3)/ .................................  22.25    10.86        7.93
 Morningstar Large Value Category Average .......................  18.18     8.38        6.38



 /(1)///
  Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
  Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS

  FOR THE PERIOD ENDED OCTOBER 31, 2006                      CLASS A                 CLASS B                  CLASS C/(1)/
 Management Fees....................................          0.45%                   0.45%                       0.45%
 12b-1 Fees.........................................          0.25                    1.00                        1.00
 Other Expenses ....................................          0.25                    0.57                        2.31
                                                      ------------            ------------            ----------------
           TOTAL ANNUAL FUND OPERATING EXPENSES/(3)/          0.95%                   2.02%                       3.76%
 Expense Reimbursement/(2)/ ........................          0.01                    0.01                        2.06
                                                              ----                    ----                        ----
                                        NET EXPENSES          0.94%                   2.01%                       1.70%
 ///(1)
  /The expenses shown for Class C shares are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 /(2)/
  Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class C shares on an annualized basis) not to exceed 1.70%. Principal has also contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment
  Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
 ///(3)/
  Expense information has been restated to reflect current fees. The Fund's 12b-1 fees were increased effective January 16, 2007.
  Certain other operating expenses of the Fund have increased effective January 1, 2007.

  a Percentage of Average Daily Net Assets

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          IF YOU SELL YOUR SHARES                IF YOU DO NOT SELL YOUR SHARES

 --------------------------------------------------------------------------------------------------
                                         NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------
                         1         3         5        10            1       3         5          10
 CLASS A             $642    $  836    $1,047    $1,652         $642    $836    $1,047     $1,652
 CLASS B              705     1,034     1,288     2,072          205     634     1,088      2,072
 CLASS C              273       927     1,735     3,847          173     927     1,735      3,847

PARTNERS LARGECAP BLEND FUND

SUB-ADVISOR(S): T. Rowe Price Associates, Inc. ("T. Rowe Price")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.

MAIN STRATEGIES AND RISKS
The Fund pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of December 31, 2006 this range was between approximately $1.4 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund will generally remain fully invested (less than 5% cash reserves) and will have approximately the same industry weightings as compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization stocks and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Fund objectives. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


The market capitalization of companies in the Fund's portfolio and the S&P 500 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index range. In addition, the Fund has the ability to purchase stocks whose market capitalization falls below the range of companies in the S&P 500 Index.


T. Rowe Price uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the S&P 500 Index. Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index. T. Rowe Price generally purchases for the Fund securities issued by companies in the S&P 500 Index, and therefore, its stock selection process will result in the purchase of both growth and value stocks.


A team of T. Rowe Price equity analysts is directly responsible for selecting stocks for the Fund. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Fund seeks to take full advantage of the analysts' focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Fund and coordinating Fund investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.


In pursuing its investment objective, the Fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities
    Risk                  . Value Stock Risk      . Growth Stock Risk
  . Exchange Rate Risk



T. Rowe Price became Sub-Advisor to the Fund effective March 9, 2004.


PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"2001"-7.77

"2002"-16.85


"2003"23.09


"2004"9.64


"2005"4.04

"2006" 15.33

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.02%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -15.58%

  AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                          1 YEAR  5 YEARS    LIFE OF FUND
 CLASS A (BEFORE TAXES)..........................................   8.95    4.94         2.94
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .......................   7.89    4.28         2.35
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ ....   6.73    4.08         2.34
 CLASS B.........................................................   9.44    5.03         3.19
 CLASS C.........................................................  13.27    5.29         3.13
 S&P 500 Index /(3)/ ............................................  15.79    6.19         2.94
 Morningstar Large Blend Category Average .......................  14.12    5.92         3.10
 /(1)///
  Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on
  December 6, 2000.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
  Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31, 2006                    CLASS A                  CLASS B                   CLASS C/(1)/
 Management Fees.................................           0.74%                    0.74%                       0.74%
 12b-1 Fees......................................           0.25                     1.00                        1.00
 Other Expeses ..................................           0.42                     0.44                        2.35
                                                   -------------            -------------            ----------------
        TOTAL ANNUAL FUND OPERATING EXPENSES/(3)/           1.41%                    2.18%                       4.09%
 Expense Reimbursement/(2)/ .....................           0.01                     0.01                        1.89
                                                            ----                     ----                        ----
                                     NET EXPENSES           1.40%                    2.17%                       2.20%
 ///(1)
  /The expenses shown for Class C shares are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 /(2)/
  Principal has contractually agreed to limit the Fund's expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.20%. Principal has also contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment
  Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
 ///(3)/
  Expense information has been restated to reflect current fees. The fund's 12b-1 fees were increased effective January 16, 2007.
  Certain other operating expenses of the fund have increased effective January 1, 2007.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $686    $  972    $1,279    $2,148        $686   $  972   $1,279    $2,148
 CLASS B             720     1,081     1,368     2,317         220      681    1,168     2,317
 CLASS C             323     1,042     1,909     4,145         223    1,042    1,909     4,145

PARTNERS LARGECAP BLEND FUND I

SUB-ADVISOR(S): Goldman Sachs Asset Management, L.P. ("Goldman Sachs")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

MAIN STRATEGIES AND RISKS
The Fund seeks its objective through investment in a broadly diversified portfolio of large cap and blue chip equity investments representing all major sectors of the U.S. economy. Under normal market conditions, the Fund invests at least 80% of its assets (not including securities lending collateral and any investment of that collateral) in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index (as of December 31, 2006, the range was between approximately $1.4 billion and $446.9 billion)) measured at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

Goldman Sachs seeks to outperform the S&P 500 Index by overweighting stocks that it believes are more likely to outperform the benchmark while underweighting stocks that it believes will lag the Index. Goldman Sachs seeks to add value from stock selection rather than sector rotation strategies or market timing. Its approach is to combine traditional fundamental analysis with sophisticated quantitative modeling and to carefully construct and manage the risk in the portfolio.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  . Active Trading Risk   . Value Stock Risk      . Growth Stock Risk
  .
    Underlying Fund Risk  . Exchange Rate Risk    . Foreign Securities Risk



Goldman Sachs became Sub-Advisor to the Fund on December 16, 2002.


PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)// /

"2001"-17.24

"2002"-25.34


"2003"27.24


"2004"10.17


"2005"5.58

"2006" 13.03

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '0314.32%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -17.59%

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                          1 YEAR  5 YEARS    LIFE OF FUND
 CLASS A (BEFORE TAXES)..........................................   6.85    3.37         -0.70
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .......................   6.84    3.25         -0.83
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ ....   4.47    2.85         -0.65
 CLASS B.........................................................   6.89    3.35         -0.59
 CLASS C.........................................................  11.09    3.68         -0.60
 S&P 500 Index /(3)/ ............................................  15.79    6.19          2.94
 Morningstar Large Blend Category Average .......................  14.12    5.92          3.10

 /(1)/
  Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
  Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31, 2006                    CLASS A                  CLASS B                   CLASS C/(1)/
 Management Fees ................................           0.45%                    0.45%                       0.45%
 12b-1 Fees .....................................           0.25                     1.00                        1.00
 Other Expenses .................................           0.43                     0.68                        2.35
                                                   -------------            -------------            ----------------
        TOTAL ANNUAL FUND OPERATING EXPENSES/(3)/           1.13%                    2.13%                       3.80%
 Expense Reimbursement /(2)/ ....................           0.02                     0.02                        1.90
                                                            ----                     ----                        ----
                                     NET EXPENSES           1.11%                    2.11%                       1.90%
 ///(1)
  /The expenses shown for Class C shares are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 /(2)/
  Principal has contractually agreed to limit the Fund's expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.90%. Principal has also contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment
  Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
 (3)
  Expense information has been restated to reflect current fees. The fund's 12b-1 fees were increased effective January 16, 2007.
  Certain other operating expenses of the fund have increased effective January 1, 2007.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          IF YOU SELL YOUR SHARES                IF YOU DO NOT SELL YOUR SHARES

 --------------------------------------------------------------------------------------------------
                                         NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------
                         1         3         5        10            1       3         5          10
 CLASS A             $659    $  889    $1,138    $1,849         $659    $889    $1,138     $1,849
 CLASS B              714     1,065     1,342     2,205          214     665     1,142      2,205
 CLASS C              293       956     1,771     3,894          193     956     1,771      3,894

PARTNERS LARGECAP GROWTH FUND I

SUB-ADVISOR(S): T. Rowe Price Associates, Inc. ("T. Rowe Price")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies with large market capitalizations that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations within the range of companies in the Russell 1000/(R)// /Growth Index (as of December 31, 2006, this range was between approximately $1.2 billion and $446.9 billion) at the time of purchase. The Fund's investments in foreign companies will be limited to 25% of its total assets. The Fund may also purchase futures and options, in keeping with Fund objectives.

The market capitalization of companies in the Fund's portfolio and the Russell index will change over time, and the Fund will not automatically sell or cease to purchase the stock of a company it already owns just because the company's market capitalization grows or falls outside of the index range.


T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Fund may actively trade securities in an attempt to achieve its investment objective.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing overall fund exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices and foreign currencies.


Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  . Exchange Rate Risk    . Growth Stock Risk     . Active Trading Risk
  .Foreign Securities     .
    Risk                    Underlying Fund Risk

T. Rowe Price became the Sub-Advisor to the Fund on August 24, 2004.


PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"2001"-14.99

"2002"-28.33


"2003"23.05


"2004"8.4


"2005"6.82

"2006" 5.27

 LOGO

   HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q4 '01                                    12.68%
   LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q1 '01                                   -18.16%

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE)/ //(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                            1 YEAR  5 YEARS    LIFE OF FUND
 CLASS A (BEFORE TAXES)............................................  -0.46    0.32         -3.36
     (AFTER TAXES ON DISTRIBUTIONS) /(2//)/ .......................  -1.12    0.01         -3.61
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ ......   0.55    0.22         -2.86
 CLASS B...........................................................  -0.56    0.29         -3.19
 CLASS C...........................................................   3.56    0.77         -3.11
 Russell 1000 Growth Index /(3)/ ..................................   9.07    2.69         -1.58
 Morningstar Large Growth Category Average ........................   6.93    2.88         -1.26

 /(1)/
  Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on
  December 6, 2000.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
  Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."


 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31, 2006                    CLASS A                  CLASS B                   CLASS C/(1)/
 Management Fees ................................           0.74%                    0.74%                       0.74%
 12b-1 Fees .....................................           0.25                     1.00                        1.00
 Other Expenses .................................           0.58                     0.73                        2.32
                                                   -------------            -------------            ----------------
        TOTAL ANNUAL FUND OPERATING EXPENSES/(3)/           1.57%                    2.47%                       4.06%
 Expense Reimbursement /(2)/ ....................           0.01                     0.01                        1.86
                                                            ----                     ----                        ----
                                     NET EXPENSES           1.56%                    2.46%                       2.20%
 ///(1)
  /The expenses shown for Class C shares are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 ///(2)/
  Principal has contractually agreed to limit the Fund's expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.20%. Principal has also contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment
  Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
 ///(3)
  /Expense information has been restated to reflect current fees. The fund's 12b-1 fees were increased effective January 16,
  2007. Certain other operating expenses of the fund have increased effective January 1, 2007.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $701    $1,018    $1,358    $2,315        $701   $1,018   $1,358    $2,315
 CLASS B             749     1,168     1,514     2,583         249      768    1,314     2,583
 CLASS C             323     1,037     1,898     4,122         223    1,037    1,898     4,122

PARTNERS LARGECAP GROWTH FUND II

SUB-ADVISOR(S): American Century Investment Management, Inc. ("American
          Century") and BNY Investment Advisors ("BNY") (for the Fund's "cash buffer")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of December 31, 2006, the range was between approximately $1.2 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

American Century selects stocks of larger-sized companies it believes will increase in value over time using a growth investment strategy it developed. In implementing this strategy, American Century uses a bottom-up approach to stock selection. This means that American Century makes investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.


Using its extensive computer database, as well as other primary analytical research tools, American Century tracks financial information for individual companies to identify and evaluate trends in earnings, revenues, and other business fundamentals. Under normal market conditions, the Fund's portfolio will primarily consist of securities of companies whose earnings and revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company's business. These techniques help American Century buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.


Although American Century intends to invest the Fund's assets primarily in U.S. stocks, the Fund may invest up to 25% of its assets in securities of foreign companies. Most of the Fund's foreign investments are in companies located and doing business in developed countries.


American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When American Century believes it is prudent, the Fund may invest a portion of its assets in debt securities, options, preferred stock and equity equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks. In addition, up to 25% of Fund assets may be invested in foreign securities.


Principal has selected BNY as Sub-Advisor for the Fund's "cash buffer." The cash buffer is the receptacle for daily cash flows received as a direct result of transactions (purchases and redemptions) placed by shareholders. BNY will invest the Fund's cash buffer in S&P 500 Index futures contracts with a nominal value equal to the underlying cash buffer account (i.e., no leverage employed). Principal believes that, over the long term, this strategy will enhance the investment performance of the Fund.


Among the principal risks of investing in the Fund are:

                                                                                 .Market Segment (LargeCap)
  . Equity Securities Risk                               . Derivatives Risk        Risk
  . Underlying Fund Risk                                 . Growth Stock Risk     . Foreign Securities Risk
  . Foreign Exchange Rate Risk



American Century has been the Fund's Sub-Advisor since December 6, 2000. BNY was added as an additional Sub-Advisor on March 1, 2006.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"2001"-18.46

"2002"-26.48


"2003"25.2


"2004"8.55


"2005"3.93

"2006" 7.13

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                    14.31%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q1 '01
  -19.74%

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE)

   FOR THE PERIODS ENDED DECEMBER 31, 2006                   1 YEAR  5 YEARS    LIFE OF FUND
 CLASS A (BEFORE TAXES)....................................   1.22    1.01         -3.46
     (AFTER TAXES ON DISTRIBUTIONS)/ //(2)/ ...............  -0.65    0.55         -3.83
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)
     /(2)/.................................................   1.78    0.73         -3.00
 CLASS C...................................................   5.16    1.37         -3.30
 Russell 1000 Growth Index /(3)/ ..........................   9.07    2.69         -1.58
 Morningstar Large Growth Category Average ................   6.93    2.88         -1.26

 /(1)///
  Class A shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for
  Class A and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on
  December 6, 2000.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 /(1)/

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31, 2006                                  CLASS A                          CLASS C/(1)/
 Management Fees............................................               0.99%                              0.99%
 12b-1 Fees.................................................               0.25                               1.00
 Other Expenses.............................................               8.80                               2.32
                                                                          -----                               ----
                   TOTAL ANNUAL FUND OPERATING EXPENSES/(3)/              10.04%                              4.31%
 Expense Reimbursement/(2)..................................
 /..........................................................               8.34                               1.86
                                                                          -----                               ----
                                                NET EXPENSES               1.70%                              2.45%
 ///(1)
  /The expenses shown for Class C shares are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 ///(2)/
  Principal has contractually agreed to limit the Fund's expenses attributable to Class A shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.70% for Class A shares.
 Principal has contractually agreed to limit the Fund's expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund with respect to its Class C shares through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.45% for Class C shares. Principal has also contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not
  "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
 ///(3)/
  Expense information has been restated to reflect current fees. The fund's 12b-1 fees were increased effective January 16, 2007.
  Certain other operating expenses of the fund have increased effective January 1, 2007.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $713    $2,465    $4,167    $7,728        $713   $2,465   $4,167    $7,728
 CLASS C             348     1,109     2,014     4,332         248    1,109    2,014     4,332

PARTNERS LARGECAP VALUE FUND

SUB-ADVISOR(S): AllianceBernstein L.P. ("AllianceBernstein") and BNY Investment
          Advisors ("BNY") (for the Fund's "cash buffer")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, AllianceBernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Fund generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)/ Value Index (as of December 31, 2006, this range was between approximately $1.3 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

AllianceBernstein employs an investment strategy, generally described as "value" investing. The firm seeks securities that exhibit low financial ratios, can be acquired for less than what AllianceBernstein believes is the issuer's intrinsic value, or whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to AllianceBernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that AllianceBernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For AllianceBernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


Principal has selected BNY as Sub-Advisor for the Fund's "cash buffer." The cash buffer is the receptacle for daily cash flows received as a direct result of transactions (purchases and redemptions) placed by shareholders. BNY will invest the Fund's cash buffer in S&P 500 Index futures contracts with a nominal value equal to the underlying cash buffer account (i.e., no leverage employed). Principal believes that, over the long term, this strategy will enhance the investment performance of the Fund.


Among the principal risks of investing in the Fund are:

                                                                                 .Market Segment (LargeCap)
  . Equity Securities Risk                               . Derivatives Risk        Risk
  . Underlying Fund Risk                                 . Value Stock Risk      . Foreign Securities Risk
  . Exchange Rate Risk



AllianceBernstein has been the Fund's Sub-Advisor since December 6, 2000. BNY was added as an additional Sub-Advisor on March 1, 2006.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"2001"4.84

"2002"-14.15


"2003"26.65


"2004"12.58


"2005"4.61

"2006" 21.16

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    15.40%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -18.59%

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

   FOR THE PERIODS ENDED DECEMBER 31, 2006                         1 YEAR  5 YEARS    LIFE OF FUND
 CLASS A (BEFORE TAXES)...........................                 14.51     7.96        8.12
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .......................  13.59     7.45        7.62
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/ //(2)/ ..  10.63     6.79        6.93
 CLASS B..........................................                 15.33     7.95        8.40
 CLASS C..........................................                 19.14     8.32        8.33
 Russell 1000 Value Index /(3)/ .................................  22.25    10.86        7.93
 Morningstar Large Value Category Average .......................  18.18     8.38        6.38

 /(1)/
  Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on
  December 6, 2000.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
  Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."


 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31, 2006                    CLASS A                  CLASS B                   CLASS C/(1)/
 Management Fees.................................           0.77%                    0.77%                       0.77%
 12b-1 Fees......................................           0.25                     1.00                        1.00
 Other Expenses .................................           0.39                     0.50                        2.30
                                                   -------------            -------------            ----------------
        TOTAL ANNUAL FUND OPERATING EXPENSES/(3)/           1.41%                    2.27%                       4.07%
 Expense Reimbursement/(2)/ .....................            N/A                      N/A                        1.82
                                                            ----                     ----                        ----
                                     NET EXPENSES           1.41%                    2.27%                       2.25%
 ///(1)
  /The expenses shown for Class C shares are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 ///(2)/
  Principal has contractually agreed to limit the Fund's expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.25%. Principal has also contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment
  Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
 ///(3)/
  Expense information has been restated to reflect current fees. The fund's 12b-1 fees were increased effective January 16, 2007.
  Certain other operating expenses of the fund have increased effective January 1, 2007.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $686    $  972    $1,279    $ 2148        $686   $  972   $1,279    $ 2148
 CLASS B             730     1,109     1,415     2,389         230      709    1,215     2,389
 CLASS C             328     1,044     1,906     4,134         228    1,044    1,906     4,134

MIDCAP BLEND FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap/(R)/ Index (as of December 31, 2006, this range was between approximately $1.2 billion and $20.3 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


PGI believes that superior stock selection is the key to consistent out-performance. PGI seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research.


PGI focuses its stock selections on established companies that it believes have a sustainable competitive advantage. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

Among the principal risks of investing in the Fund are:

  .Equity Securities                                 .Market Segment (MidCap)
    Risk                  . Derivatives Risk           Risk
  .Foreign Securities
    Risk                  . Growth Stock Risk        . Value Stock Risk
                          .Initial Public
  . Exchange Rate Risk      Offerings Risk           . Active Trading Risk
  . MidCap Stock Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.


PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"2001"-3.76

"2002"-8.91


"2003"31.21


"2004"17.21


"2005"8.75

"2006" 13.68

 LOGO

   HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q2 '03                                    14.10%
   LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q3 '01                                   -10.77%


 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)// /

  FOR THE PERIODS ENDED DECEMBER 31, 2006                             1 YEAR  5 YEARS    LIFE OF FUND
 CLASS A (BEFORE TAXES).............................................   7.43    10.35        8.53
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ..........................   5.78     9.57        7.86
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ .......   6.70     8.91        7.33
 CLASS B............................................................   8.40    11.18        9.38
 CLASS C ...........................................................  11.69    10.73        8.69
 Russell Midcap Index /(3)/ ........................................  15.26    12.88        9.56
 Morningstar Mid-Cap Blend Category Average ........................  13.92    10.51        8.86
 /(1//)///
  Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
  Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31, 2006                 CLASS A                   CLASS B                    CLASS C/(1)/
 Management Fees..............................           0.64%                     0.64%                         0.64%
 12b-1 Fees...................................           0.25                      1.00                          1.00
 Other Expenses ..............................           0.25                      0.42                          2.35
                                                -------------             -------------             -----------------
                   TOTAL ANNUAL FUND OPERATING
                             EXPENSES/(//2//)/           1.14%                     2.06%                         3.99%
 Expense Reimbursement/(//3//)................
 /............................................           0.12                      0.74                          2.04
                                                         ----                      ----                          ----
                                  NET EXPENSES           1.02%                     1.32%                         1.95%
 ///(1)
  /The expenses shown for Class C shares are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 ///(2)/
  Expense information has been restated to reflect current fees. The Fund's 12b-1 fees were increased effective January 16, 2007.
  Certain other operating expenses of the Fund have increased effective January 1, 2007.
 ///(//3//)///
  Principal has contractually agreed to limit the Fund's expenses attributable to Class A and Class B shares and, if necessary, pay expenses normally payable by the Fund with respect to its Class A and Class B shares through the period ending June 30,
  2008. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets on an annualized basis) not to exceed 1.02% for Class A and 1.32% for Class B shares.
 Principal has contractually agreed to limit the Fund's expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets on an annualized basis) not to exceed 1.95% for Class C shares. Principal has also contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund.
  These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the
  Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS A              $648     $875     $1,126     $1,844          $648    $875    $1,126     $1,844
 CLASS B               634      963      1,231      2,087           134     563     1,031      2,087
 CLASS C               298      997      1,847      4,049           198     997     1,847      4,049

MIDCAP STOCK FUND

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Fund seeks to provide long-term capital appreciation.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth and the risk of investing in REIT and foreign securities.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the S&P MidCap 400 Index, which as of December 31, 2006 ranged between approximately $522 million and $10.6 billion at the time of purchase). Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund may invest up to 20% of its assets in real estate investment trust ("REIT") securities. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called ''junk bonds''). The Fund may also invest in money market instruments for temporary or defensive purposes.


The Fund may purchase or sell U.S. government securities and collateralized mortgage obligations on a ''when-issued'' or ''delayed-delivery'' basis in an aggregate of up to 20% of the market value of its total assets. The Fund may invest up to 25% of its assets in the securities of foreign issuers.


In selecting investments for the Fund, Edge looks for equity investments in companies that have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long run. In determining whether securities should be sold, Edge considers factors such as high valuations relative to other investment opportunities and deteriorating short- or long-term business fundamentals or future growth prospects. The Fund will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the S&P MidCap 400 Index.

Among the principal risks of investing in the Fund are:

                                                      .
                              .Foreign Securities       Market Segment (MidCap)
  . Equity Securities Risk      Risk                    Risk
                              .Real Estate
  . Small Company Risk          Securities Risk       . Derivatives Risk
                                                      .
                                                        Fixed-Income Securities
  . Underlying Fund Risk      . Exchange Rate Risk      Risk
                              .High Yield
  . MidCap Stock Risk           Securities Risk       . Prepayment Risk
  .U.S. Government
    Securities Risk



Edge has provided investment advice to the Fund since the Fund's inception.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"2001"10.69

"2002"-10.48


"2003"26.78


"2004"13.87


"2005"12.94

"2006" 16.64

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                    13.83%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -13.58%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE)/(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                          1 YEAR               5 YEARS                LIFE OF FUND
 CLASS A (BEFORE TAXES) ..........................                  10.25                 9.98                     13.65
     (AFTER TAXES ON DISTRIBUTIONS) /(//2//)/ .............          9.43                 9.44                     12.99
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)
     /(//2//)/.............................................          7.77                 8.64                     11.89
 CLASS B .........................................                  10.41                 9.83                     13.49
 CLASS C/........................../.......................         14.60                10.20                     13.55
 S&P MidCap 400 Index /(//3//)/ ...........................         10.32                10.89                      9.71
 Morningstar Mid-Cap Blend Category Average ...............         13.92                10.51                      8.78
 ///(//1//)/
  The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on March 1, 2000.
 ///(//2//)/
  After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 /(//3//)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS.

  FOR THE PERIOD ENDED OCTOBER 31, 2006                      CLASS A                   CLASS B                    CLASS C
 Management Fees...................................           0.75%                     0.75%                      0.75%
 12b-1 Fees........................................           0.25                      1.00                       1.00
 Other Expenses....................................           0.09                      0.32                       0.20
                                                              ----                      ----                       ----
               TOTAL ANNUAL FUND OPERATING EXPENSES           1.09%                     2.07%                      1.95%
 Expense Reimbursement.............................            N/A                      0.01                        N/A
                                                              ----                      ----                       ----
                                       NET EXPENSES           1.09%                     2.06%                      1.95%

 /(1)/
  Principal has contractually agreed to limit the Fund's expenses attributable to Class A, Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.10% for Class A, 2.06% for Class B and 1.95% for Class C.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          IF YOU SELL YOUR SHARES                IF YOU DO NOT SELL YOUR SHARES

 --------------------------------------------------------------------------------------------------
                                         NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------
                         1         3         5        10            1       3         5          10
 CLASS A             $655    $  878    $1,118    $1,806         $655    $878    $1,118     $1,806
 CLASS B              709     1,048     1,312     2,148          209     648     1,112      2,148
 CLASS C              298       612     1,052     2,275          198     612     1,052      2,275

PARTNERS MIDCAP GROWTH FUND

SUB-ADVISOR(S): Turner Investment Partners, Inc. ("Turner")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2006 this range was between approximately $1.2 billion and $20.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

The Fund invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap Growth Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell Midcap Growth Index. The Fund may invest up to 25% of its assets in securities of foreign companies.


Turner selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Fund is fully invested.

Among the principal risks of investing in the Fund are:

  .Equity Securities                                 .Market Segment (MidCap)
    Risk                  . Derivatives Risk           Risk
  .Foreign Securities
    Risk                  . Growth Stock Risk        . Active Trading Risk
                          .Initial Public
  . Exchange Rate Risk      Offerings Risk           . MidCap Stock Risk
  . Small Company Risk    . Underlying Fund Risk

Turner has been the Fund's Sub-Advisor since December 6, 2000.


PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"2001"-27.98

"2002"-31.56


"2003"47.71


"2004"11.43


"2005"11.23

"2006" 5.70

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                    24.99%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                   -31.51%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE)/(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                         1 YEAR  5 YEARS    LIFE OF FUND
 CLASS A (BEFORE TAXES).........................................  -0.16    4.59         -2.44
     (AFTER TAXES ON DISTRIBUTIONS) /(//2)/ ....................  -0.58    4.48         -2.53
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ ...   0.48    3.95         -2.05
 CLASS B..........................................                -0.16    4.66         -2.26
 CLASS C ..........................................                3.90    4.99         -2.26
 Russell Midcap Growth Index /(3)/ .............................  10.66    8.22          2.87
 Morningstar Mid-Cap Growth Category Average ...................   9.01    6.48          2.13
 /(1)///
  Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
  Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."


 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31, 2006                 CLASS A                   CLASS B                    CLASS C/(1)/
 Management Fees..............................           1.00%                     1.00%                         1.00%
 12b-1 Fees...................................           0.25                      1.00                          1.00
 Other Expense ...............................           0.58                      0.68                          1.44
                                                -------------             -------------             -----------------
     TOTAL ANNUAL FUND OPERATING EXPENSES/(3)/           1.83%                     2.68%                         3.44%
 Expense Reimbursement/(2)/ ..................           0.08                      0.18                          0.94
                                                         ----                      ----                          ----
                                  NET EXPENSES           1.75%                     2.50%                         2.50%

 /(1)/
  The expenses shown for Class C shares are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.

 /(2)/
  Principal has contractually agreed to limit the Fund's expenses attributable to Class A and Class B shares and, if necessary, pay expenses normally payable by the Fund through the period ending June 30, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.75% for Class
  A and 2.50% for Class B shares.
 Principal has contractually agreed to limit the Fund's expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.50% for Class C shares. Principal has also contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund.
  These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the
  Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 /(3)/
  Expense information has been restated to reflect current fees. The Fund's 12b-1 fees were increased effective January 16, 2007.
  Certain other operating expenses of the fund have increased effective January 1, 2007.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $718    $1,083    $1,475    $2,570        $718   $1,083   $1,475    $2,570
 CLASS B             753     1,213     1,602     2,793         253      813    1,402     2,793
 CLASS C             353       955     1,694     3,647         253      955    1,694     3,647

PARTNERS MIDCAP GROWTH FUND I

SUB-ADVISOR(S): Mellon Equity Associates, LLP ("Mellon Equity")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Growth Index (as of December 31, 2006, this range was between approximately $1.2 billion and $20.3 billion)) at the time of purchase. In the view of Mellon Equity, many medium-sized companies:
.. are in fast growing industries,
.. offer superior earnings growth potential, and .. are characterized by strong balance sheets and high returns on equity.
The Fund may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Mellon Equity uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy," "sell," or "hold." The decision to buy, sell or hold is made by Mellon Equity based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Equity manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

Among the principal risks of investing in the Fund are:

  .Equity Securities                               .Market Segment (MidCap)
    Risk                  . Derivatives Risk         Risk
  .Foreign Securities                              .Initial Public Offerings
    Risk                  . Growth Stock Risk        Risk
  . Exchange Rate Risk    . MidCap Stock Risk      . Emerging Market Risk

Mellon Equity has been the Fund's Sub-Advisor since December 31, 2004.


PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"2004"11.16

"2005"12.84

"2006" 8.44

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '04                                    12.68%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '06                                    -4.30%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE)/(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                         1 YEAR                                   LIFE OF FUND
 CLASS A (BEFORE TAXES)......................                       2.46                                       8.75
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ...                      -0.03                                       7.35
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)/ //(2)/ .....................                       3.47                                       7.08
 CLASS C ....................................                       6.67                                       9.96
 Russell Midcap Growth Index /(3)/ ..........                      10.66                                      12.73
 Morningstar Mid-Cap Growth Category Average                        9.01                                      10.91
 /(1)/
  Class A shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for
  Class A and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on
  December 29, 2003.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31, 2006                                  CLASS A                          CLASS C/(1)/
 Management Fees............................................              1.00%                               1.00%
 12b-1 Fees.................................................              0.25                                1.00
 Other Expenses ............................................              2.54                                1.44
                                                                          ----                                ----
                   TOTAL ANNUAL FUND OPERATING EXPENSES/(3)/              3.79%                               3.44%
 Expense Reimbursement/(2)/ ................................              2.04                                0.94
                                                                          ----                                ----
                                                NET EXPENSES              1.75%                               2.50%

 /(1)/
  The expenses shown for Class C shares are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 ///(2)/
 Principal has contractually agreed to limit the Fund's expenses attributable to Class A shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.75% for Class A shares.

  Principal has contractually agreed to limit the Fund's expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund with respect to its Class C shares through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.50% for Class C shares. Principal has also contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not
  "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).

 /(3)/
  Expense information has been restated to reflect current fees. The Fund's 12b-1 fees were increased effective January 16, 2007.
  Certain other operating expenses of the fund have increased effective January 1, 2007.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $718    $1,436    $2,205    $4,212        $718   $1,436   $2,205    $4,212
 CLASS C             353       955     1,694     3,647         253      955    1,694     3,647

PARTNERS MIDCAP VALUE FUND

SUB-ADVISOR(S): Neuberger Berman Management, Inc. ("Neuberger Berman") and
          Jacobs Levy Equity Management, Inc. ("Jacobs Levy")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Value Index (as of December 31, 2006, this range was between approximately $1.3 billion and $19.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well-known to the new and unseasoned. The Fund may invest up to 25% of its assets in securities of foreign companies.

Each of the Sub-Advisors selects stocks using a value oriented investment approach. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational, and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


Jacobs Levy selects stocks by using proprietary research that attempts to detect and take advantage of market inefficiencies. Its approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process it refers to as "disentangling." The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return.


Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


Principal determines the portion of the Fund's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment stategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks of investing in the Fund are:

                                                     .Market Segment (MidCap)
  . Equity Securities Risk   . Value Stock Risk        Risk
  . Small Company Risk       . MidCap Stock Risk     . Underlying Fund Risk
  .Initial Public
    Offerings Risk



Neuberger Berman has been the Fund's Sub-Advisor since December 6, 2000. Jacobs Levy was added as an additional Sub-Advisor on June 30, 2006.


PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"2001"-2.51

"2002"-10.59


"2003"34.96


"2004"21.66


"2005"10.01

"2006" 12.73

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '03                                    14.36%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -14.59%

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE)/(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                         1 YEAR  5 YEARS    LIFE OF FUND
 CLASS A (BEFORE TAXES).........................................   6.51    11.46        10.01
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ......................   4.80    10.44         9.14
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/ //(2)/ .   5.41     9.71         8.50
 CLASS B........................................................   7.78    11.82        10.36
 CLASS C........................................................  10.93    11.91        10.23
 Russell Midcap Value Index /(3)/ ..............................  20.22    15.88        13.51
 Morningstar Mid-Cap Value Category Average ....................  15.89    11.55        11.11


 /(1)///
  Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on
  December 6, 2000.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
  Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."


 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31, 2006                 CLASS A                  CLASS B                    CLASS C/(1)/
 Management Fees..............................           1.00%                    1.00%                              1.00%
 12b-1 Fees...................................           0.25                     1.00                               1.00
 Other Expenses ..............................           1.21                     4.66                               1.42
                                                         ----                     ----                     --------------
   TOTAL ANNUAL FUND OPERATING EXPENSES/(//3)/           2.46%                    6.66%                              3.42%
 Expense Reimbursement/(2)....................
 /............................................           0.71                     4.16                               0.92
                                                         ----                     ----                     --------------
                                  NET EXPENSES           1.75%                    2.50%                              2.50%
 ///(1)
  /The expenses shown for Class C shares are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 ///(2)/
  Principal has contractually agreed to limit the Fund's expenses attributable to Class A and Class B shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.75% for Class
  A and 2.50% for Class B shares.
 Principal has contractually agreed to limit the Fund's expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.50% for Class C
  shares.Principal has also contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
 ///(3)/
  Expense information has been restated to reflect current fees. The fund's 12b-1 fees were increased effective January 16, 2007.
  Certain other operating expenses of the fund have increased effective January 1, 2007.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $718    $1,199    $1,718    $3,133        $718   $1,199   $1,718    $3,133
 CLASS B             753     1,933     3,035     5,186         253    1,534    2,842     5,186
 CLASS C             353       951     1,687     3,631         253      951    1,687     3,631

PARTNERS SMALLCAP GROWTH FUND II

SUB-ADVISOR(S): UBS Global Asset Management (Americas) Inc. ("UBS Global AM"),
          Emerald Advisers, Inc. ("Emerald"), Essex Investment Management Company, LLC ("Essex")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2006, this range was between approximately $39 million and $3.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies. The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, and sales acceleration when selecting securities. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


UBS Global AM may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


Essex selects stocks of companies that are exhibiting accelerating growth in earnings and that Essex believes are undervalued relative to each company's future growth potential. Ordinarily, the Fund will invest in companies from all sectors of the market based on Essex's fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Fund will sell a stock if the earnings growth decelerates, or if the valuation is no longer attractive relative to Essex's long-term growth expectations.


Principal determines the portion of the Fund's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment stategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities                             .Initial Public Offerings
    Risk                  . Growth Stock Risk       Risk
  . Exchange Rate Risk    . Small Company Risk    . MidCap Stock Risk



UBS Global AM became the Fund's Sub-Advisor on April 22, 2002. Emerald was added as an additional Sub-Advisor on September 1, 2004. Essex was added as an additional Sub-Advisor on June 30, 2006.


PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"2001"-21.21

"2002"-25.35


"2003"43.74


"2004"10.03


"2005"6.16

"2006" 7.99

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                    29.59%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '01
  -31.34%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE)/(1)// /

                                                                       1      5
  FOR THE PERIODS ENDED DECEMBER 31, 2006                            YEAR   YEARS    LIFE OF FUND
 CLASS A (BEFORE TAXES)............................................   2.00  5.05        -2.05
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .........................   0.90  4.55        -2.44
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ ......   2.82  4.32        -1.75
 CLASS B...........................................................   2.26  5.12        -1.82
 CLASS C...........................................................   6.14  5.43        -1.84
 Russell 2000 Growth Index /(3)/ ..................................  13.35  6.93         4.05
 Morningstar Small Growth Category Average ........................  10.50  6.12         3.61
 /(1)/
  Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on
  December 6, 2000.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
  Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."


 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31, 2006                 CLASS A                  CLASS B                    CLASS C/(1)/
 Management Fees..............................           1.00%                    1.00%                              1.00%
 12b-1 Fees...................................           0.25                     1.00                               1.00
 Other Expenses ..............................           0.82                     0.85                               2.32
                                                         ----                     ----                     --------------
   TOTAL ANNUAL FUND OPERATING EXPENSES/(3)///           2.07%                    2.85%                              4.32%
 Expense Reimbursement/(2)....................
 /............................................           0.12                     0.15                               1.62
                                                                                                           --------------
                                  NET EXPENSES           1.95%                    2.70%                              2.70%
 ///(1)
  /The expenses shown for Class C shares are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 ///(2)/
  Principal has contractually agreed to limit the Fund's expenses attributable to Class A and Class B shares and, if necessary, pay expenses normally payable by the Fund through the period ending June 30, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.95% for Class
  A and 2.70% for Class B shares.
  Principal has contractually agreed to limit the Fund's expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund with through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.70% for Class C shares. Principal has also contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund.
  These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the
  Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
 ///(3)/
  Expense information has been restated to reflect current fees. The fund's 12b-1 fees were increased effective January 16, 2007.
  Certain other operating expenses of the fund have increased effective January 1, 2007.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $737    $1,146    $1,586    $2,804        $737   $1,146   $1,586    $2,804
 CLASS B             773     1,267     1,689     2,979         273      867    1,489     2,979
 CLASS C             373     1,138     2,042     4,358         273    1,138    2,042     4,358

REAL ESTATE SECURITIES FUND

SUB-ADVISOR(S): Principal Real Estate Investors, LLC ("Principal - REI")

OBJECTIVE: The Fund seeks to generate a total return.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and can accept the potential for volatile fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Fund may invest in smaller capitalization companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.
In selecting securities for the Fund, the Sub-Advisor, Principal - REI, focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies. The Fund is "non-diversified," which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.

Among the principal risks of investing in the Fund are:

  .Equity Securities
    Risk                   . Derivatives Risk       . Small Company Risk
  .Foreign Securities                               .Real Estate Securities
    Risk                   . Exchange Rate Risk       Risk
  . Sector Risk            . Underlying Fund Risk   . Active Trading Risk
                           .Non-Diversification
  . Prepayment Risk          Risk

Principal-REI has been the Fund's Sub-Advisor since December 6, 2000.


PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"2001"7.52

"2002"7.81


"2003"37.3


"2004"33.14


"2005"14.85

"2006" 35.68

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '04                                    17.31%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '04
  -7.46%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE)/(1)// /

  FOR THE PERIODS ENDED DECEMBER 31, 2006                                   1 YEAR           5 YEARS             LIFE OF FUND
 CLASS A (BEFORE TAXES) ..............................................       28.22            23.75                 21.30
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ............................       26.56            22.32                 19.83
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ .........       20.19            20.45                 18.25
 CLASS B..............................................................       30.06            24.16                 21.62
 CLASS C..............................................................       34.01            24.61                 21.90
 MSCI US REIT Index /(3)/ ............................................       35.92            23.22                 21.42
 Morningstar Specialty - Real Estate Category Average ................       33.61            22.98                 20.90
 /(1)/
  Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred
  Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/
  Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31, 2006                   CLASS A                 CLASS B                   CLASS C/(1)/
 Management Fees.................................          0.84%                   0.84%                             0.84%
 12b-1 Fees......................................          0.25                    1.00                              1.00
 Other Expenses .................................          0.34                    0.47                              0.69
                                                           ----                    ----                    --------------
        TOTAL ANNUAL FUND OPERATING EXPENSES/(3)/          1.43%                   2.31%                             2.53%
 Expense Reimbursement/(2).......................
 /...............................................          0.15                    0.23                              0.55
                                                           ----                    ----                    --------------
                                     NET EXPENSES          1.28%                   2.08%                             1.98%
 ///(1)
  /The expenses shown for Class C shares are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 ///(2)
  /Principal has contractually agreed to limit the Fund's expenses attributable to Class A, Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.28% for Class A, 2.08% for Class B and 1.98% for Class C shares.
 ///(3)/
  Expense information has been restated to reflect current fees. The Fund's 12b-1 fees were increased effective January 16, 2007.
  Certain other operating expenses of the Fund have increased effective January 1, 2007.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          IF YOU SELL YOUR SHARES                IF YOU DO NOT SELL YOUR SHARES

 --------------------------------------------------------------------------------------------------
                                         NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------
                         1         3         5        10            1       3         5          10
 CLASS A             $673    $  961    $1,273    $2,155         $673    $961    $1,273     $2,155
 CLASS B              711     1,096     1,411     2,404          211     696     1,211      2,404
 CLASS C              301       726     1,288     2,817          201     726     1,288      2,817

SMALLCAP BLEND FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000/(R)/ Index (as of December 31, 2006, this range was between approximately $39 million and $3.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


PGI may purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risks                 . Derivatives Risk        Risk
  .Foreign Securities
    Risk                  . Growth Stock Risk     . Value Stock Risk
                                                  .Initial Public Offerings
  . Exchange Rate Risk    . Active Trading Risk     Risk
  . Small Company Risk

PGI has been the Fund's Sub-Advisor since December 6, 2006.


PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"2001"6.85

"2002"-17.67


"2003"41.83


"2004"15.69


"2005"9.09

"2006" 13.52

 LOGO

   HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q2 '03                                    19.65%
   LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q3 '02                                   -16.31%


 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE)

                                                               1 YEAR      5
  FOR THE PERIODS ENDED DECEMBER 31, 2006                                YEARS    LIFE OF FUND
 CLASS A (BEFORE TAXES)....................................        7.30   9.59       10.06
     (AFTER TAXES ON DISTRIBUTIONS)/ //(2)/ ...............        6.05   8.95        9.51
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)
     /(2)/ ................................................        6.43   8.29        8.75
 CLASS B...................................................        7.67   9.75       10.28
 CLASS C...................................................       11.68   9.98       10.23
 Russell 2000 Index /(3)/ .................................      18.37   11.39        9.85
 Morningstar Small Blend Category Average .................       15.06  11.72       11.21
 /(1)///
  Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
  Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 /(1)/

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31, 2006                 CLASS A                  CLASS B                   CLASS C/(//1)/
 Management Fees..............................           0.75%                    0.75%                              0.75%
 12b-1 Fees...................................           0.25                     1.00                               1.00
 Other Expenses ..............................           0.41                     0.51                               2.32
                                                         ----                     ----                     --------------
     TOTAL ANNUAL FUND OPERATING EXPENSES/(3)/           1.41%                    2.26%                              4.07%
 Expense Reimbursement/(2)/ ..................           0.01                     0.01                               1.87
                                                         ----                     ----                     --------------
                                  NET EXPENSES           1.40%                    2.25%                              2.20%
 ///(1)
  /The expenses shown for Class C shares are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 ///(2)/
  Principal has contractually agreed to limit the Fund's expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.20%. Principal has also contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment
  Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
 ///(3)/
  Expense information has been restated to reflect current fees. The fund's 12b-1 fees were increased effective January 16, 2007.
  Certain other operating expenses of the fund have increased effective January 1, 2007.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $685    $  971    $1,278    $2,147        $685   $  971   $1,278    $2,147
 CLASS B             728     1,105     1,409     2,380         228      705    1,209     2,380
 CLASS C             323     1,038     1,901     4,130         223    1,038    1,901     4,130

SMALLCAP GROWTH FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Growth Index (as of December 31, 2006, the range was between approximately $39 million and $3.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Fund may invest in foreign securities, including securities of companies that are located or do business in emerging markets, and in initial public offerings.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities
    Risk                  . Growth Stock Risk     . Small Company Risk
                                                  .Initial Public Offerings
  . Exchange Rate Risk    . Active Trading Risk     Risk
  .                       .
    Underlying Fund Risk    Emerging Market Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.


PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"2001"0.92

"2002"-39.56


"2003"47.71


"2004"14.05


"2005"3.78

"2006" 11.01

 LOGO

   HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q4 '01                                     33.61%
   LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q3 '01                                    -33.20%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

                                                                     1      5
  FOR THE PERIODS ENDED DECEMBER 31, 2006                          YEAR   YEARS    LIFE OF FUND
 CLASS A (BEFORE TAXES)..........................................   4.91  2.09        1.16
     (AFTER TAXES ON DISTRIBUTIONS)/ //(2)/ .....................   4.21  1.59        0.48
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ ....   4.03  1.70        0.74
 CLASS B.........................................................   4.65  1.59        0.83
 CLASS C.........................................................   9.04  2.33        1.20
 Russell 2000 Growth Index /(3)/ ................................  13.35  6.93        4.05
 Morningstar Small Growth Category Average ......................  10.50  6.12        3.61

 /(1)/
  Class A, B, and C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of
  Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
  Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."


 ANNUAL FUND OPERATING EXPENSES/ //(1)/
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31, 2006                 CLASS A                     CLASS B                      CLASS C
 Management Fees.............................            0.75%                       0.75%                        0.75%
 12b-1 Fees..................................            0.25                        1.00                         1.00
 Other Expenses..............................            0.24                        1.13                         3.67
                                                         ----                        ----                         ----
         TOTAL ANNUAL FUND OPERATING EXPENSES            1.24%                       2.88%                        5.42%
 Expenses Reimbursement/(//2//)/ ............             N/A                        0.31                         3.21
                                               --------------              --------------              ---------------
                                 NET EXPENSES            1.24%                       2.57%                        2.21%
 ///(1)
  /The expenses shown are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 /(//2//)////
  /Principal has contractually agreed to limit the Fund's expenses attributable to Class A, Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.42% for Class A, 2.57% for Class B and 2.21% for Class C.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $669    $  922    $1,194    $1,967        $669   $  922   $1,194    $1,967
 CLASS B             760     1,258     1,686     2,786         260      858    1,486     2,786
 CLASS C             324     1,285     2,391     5,115         224    1,285    2,391     5,115

SMALLCAP VALUE FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2006, this range was between approximately $39 million and $3.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Fund may invest in initial public offerings.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities                             .Initial Public Offerings
    Risk                  . Value Stock Risk        Risk
  . Exchange Rate Risk    . Active Trading Risk   . Underlying Fund Risk
  . Small Company Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES)/ //(1)/

"2001"9.1

"2002"-3.51


"2003"42.22


"2004"18.85


"2005"8.23

"2006" 17.87

 LOGO

   HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q2 '03                                    22.98%
   LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q3 '02                                   -16.43%

  AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                          1 YEAR  5 YEARS    LIFE OF FUND
 CLASS A (BEFORE TAXES)..........................................  11.38    14.47        14.59
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .......................  10.11    13.12        13.13
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/ //(2)/ ..   7.88    12.02        12.07
 CLASS B.........................................................  12.12    14.84        14.93
 CLASS C.........................................................  16.19    15.30        15.19
 Russell 2000 Value Index /(3)/ .................................  23.48    15.38        15.15
 Morningstar Small Value Category Average .......................  16.27    13.85        14.18

 /(1)/
  Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
  Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."


 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31, 2006                    CLASS A                  CLASS B                   CLASS C/(1)/
 Management Fees.................................           0.75%                    0.75%                       0.75%
 12b-1 Fees......................................           0.25                     1.00                        1.00
 Other Expenses .................................           1.23                     3.01                        1.37
                                                   -------------            -------------            ----------------
        TOTAL ANNUAL FUND OPERATING EXPENSES/(3)/           2.23%                    4.76%                       3.12%
 Expense Reimbursement/(2).......................
 /...............................................           0.88                     2.47                        1.04
                                                            ----                     ----                        ----
                                     NET EXPENSES           1.35%                    2.29%                       2.08%
 ///(1)
  /The expenses shown for Class C shares are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 ///(2)/Principal has contractually agreed to limit the Fund's expenses attributable to Class A, B, and Class C shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A, Class B and
  Class C shares on an annualized basis) not to exceed 1.35% for Class A, 2.29% for Class B and 2.08% for Class C shares.
 ///(3)/
  Expense information has been restated to reflect current fees. The fund's 12b-1 fees were increased effective January 16, 2007.
  Certain other operating expenses of the fund have increased effective January 1, 2007.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $680    $1,115    $1,590    $2,898        $680   $1,115   $1,590    $2,898
 CLASS B             760     1,258     1,686     2,786         260      858    1,486     2,786
 CLASS C             311       849     1,529     3,345         211      849    1,529     3,345

WEST COAST EQUITY FUND

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Fund seeks to provide long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth, as well as the risks of investing in below-investment grade bonds and REIT securities.

MAIN STRATEGIES AND RISKS
Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in the common stocks of small, medium, and large capitalization West Coast companies. The Sub-Advisor, Edge, defines West Coast companies to include those with: (i) principal executive offices located in the region, which includes Alaska, California, Oregon and Washington; (ii) over 50% of their work force employed in the region; or (iii) over 50% of their sales within the region. While no individual fund is intended as a complete investment program, this is particularly true of the West Coast Equity Fund which could be adversely impacted by economic trends within this four-state area.

The Fund may invest up to 20% of its assets in both REIT securities and below-investment-grade fixed-income securities (sometimes called "junk bonds"). The Fund may invest up to 25% of its net assets in U.S. dollar denominated securities of foreign issuers.


In selecting investments for the Fund, Edge selects equity securities based upon rigorous fundamental analysis that assesses the quality of each company's business, earnings growth potential, and stock valuation. Edge seeks to invest in good businesses that are well-managed, hold competitive advantages and that generate high returns on invested capital. Also taken into consideration is the industry in which a company operates, its position in the marketplace and the barriers to entry to prevent further competition. Edge seeks to buy companies at attractive prices compared to their business value.

Among the principal risks of investing in the Fund are:

                                                      .
  . Equity Securities Risk   . Exchange Rate Risk       Foreign Securities Risk
  .Geographic                .Real Estate
    Concentration Risk         Securities Risk        . MidCap Stock Risk
  .High Yield Securities
    Risk                     . Small Company Risk     . Underlying Fund Risk
  . Prepayment Risk



Edge has provided investment advice to the Fund since the Fund's inception.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"1997"32.88


"1998"22.98


"1999"42.27


"2000"6.65


"2001"6.34


"2002"-22.45


"2003"41.36


"2004"13.23


"2005"8.13

"2006" 11.81

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '98                                     45.26%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                   -25.14%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                            1 YEAR                5 YEARS                 10 YEARS
 CLASS A (BEFORE TAXES) ....................................          5.65                   7.24                   14.10
     (AFTER TAXES ON DISTRIBUTIONS) /(//2//)/ ..............          5.24                   7.02                   12.65
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)
     /(//2//)/..............................................          4.23                   6.26                   11.88
 CLASS B ...................................................          5.77                   7.13                   13.92
 CLASS C ...................................................          9.91                   7.52                   13.75
 Russell 3000 Index /(//3//)/ ..............................         15.72                   7.17                    8.64
 Morningstar Mid-Cap Blend Category Average ................         13.92                  10.51                   10.99
 /(//1//)/
  The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on November 24, 1986.
 ///(//2//)/
  After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 /(//3//)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS.

  FOR THE PERIOD ENDED OCTOBER 31, 2006                      CLASS A                   CLASS B                    CLASS C
 Management Fees...................................           0.48%                     0.48%                      0.48%
 12b-1 Fees........................................           0.25                      1.00                       1.00
 Other Expenses/...................................
 /.................................................           0.12                      0.30                       0.21
                                                              ----                      ----                       ----
               TOTAL ANNUAL FUND OPERATING EXPENSES           0.85%                     1.78%                      1.69%
 Expense Reimbursement/(//1//)//...................
 /.................................................            N/A                       N/A                        N/A
                                                              ----                      ----                       ----
                                       NET EXPENSES           0.85%                     1.78%                      1.69%
 /(1)///
  Principal has contractually agreed to limit the Fund's expenses attributable to Class A, Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.86% for Class A, 1.78% for Class B and 1.70% for Class C shares.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                             IF YOU SELL YOUR SHARES                IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                            1        3          5         10            1       3       5          10
 CLASS A               $632     $806     $  995     $1,541          $632    $806    $995     $1,541
 CLASS B                681      960      1,164      1,849           181     560     964      1,849
 CLASS C                272      533        918      1,998           172     533     918      1,998

DIVERSIFIED INTERNATIONAL FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

MAIN STRATEGIES AND RISKS
The Fund invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Fund invests in securities of companies: with their principal place of business or principal office outside the U.S.; companies for which the principal securities trading market is outside the U.S.; and companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S. Primary consideration is given to securities of corporations of Western Europe, Canada, Australia, New Zealand, and the Pacific Islands. Changes in investments are made as prospects change for particular countries, industries or companies. The Fund may invest in smaller capitalization companies.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Fund intends to have at least 80% of its net assets (plus any borrowings for investment purposes) invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.


The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


In choosing investments for the fund, PGI pays particular attention to the long-term earnings prospects of the various companies under consideration. PGI then weighs those prospects relative to the price of the security.


The Fund may actively trade securities in an attempt to achieve its investment objective. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

Among the principal risks of investing in the Fund are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities
    Risk                  . Exchange Rate Risk    . Active Trading Risk
  . Small Company Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"2001"-24.76

"2002"-16.84


"2003"33.34


"2004"19.53


"2005"23.16

"2006" 27.14

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '03                                    17.45%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -18.80%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE)/(1)// /

  FOR THE PERIODS ENDED DECEMBER 31, 2006                            1 YEAR  5 YEARS    LIFE OF FUND
 CLASS A (BEFORE TAXES)............................................  20.16    14.42         7.26
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .........................  18.32    13.80         6.78
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ ......  15.16    12.56         6.22
 CLASS B ..........................................................  21.42    14.96         7.77
 CLASS C...........................................................  25.29    15.02         7.60
 Citigroup BMI Global ex-US Index /(3)/ ...........................  27.28    18.08        10.90
 Morningstar Foreign Large Blend Category Average .................  24.80    13.19         6.61
 /(1)///
  Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
  Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."


 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31, 2006                 CLASS A                   CLASS B                    CLASS C/(1)/
 Management Fees..............................           0.90%                     0.90%                         0.90%
 12b-1 Fees...................................           0.25                      1.00                          1.00
 Other Expenses ..............................           0.33                      0.47                          0.69
                                                         ----                      ----                         -----
   TOTAL ANNUAL FUND OPERATING EXPENSES/(3)///           1.48%                     2.37%                        2.59%
 Expense Reimbursement/(2)....................
 /............................................           0.19                      0.07                          0.51
                                                         ----                      ----                         -----
                                  NET EXPENSES           1.29%                     2.34%                         2.08%
 ///(1)
  /The expenses shown for Class C shares are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 ///(2)/
  Principal has contractually agreed to limit the Fund's expenses attributable to Class A, Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.29% for Class A, 2.34% for Class B and 2.08% for Class C shares.
 ///(3)/
  Expense information has been restated to reflect current fees. The fund's 12b-1 fees were increased effective January 16, 2007.
  Certain other operating expenses of the fund have increased effective January 1, 2007.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                          IF YOU SELL YOUR SHARES                IF YOU DO NOT SELL YOUR SHARES

 --------------------------------------------------------------------------------------------------
                                         NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------
                         1         3         5        10            1       3         5          10
 CLASS A             $674    $  972    $1,294    $2,203         $674    $972    $1,294     $2,203
 CLASS B              737     1,136     1,462     2,482          237     736     1,262      2,482
 CLASS C              311       749     1,322     2,880          211     749     1,322      2,880

INTERNATIONAL EMERGING MARKETS FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks long-term growth of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

MAIN STRATEGIES AND RISKS
The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. Under normal conditions, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) are invested in emerging market country equity securities. For this Fund, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. PGI focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Fund invests in securities of:
.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

The Fund may invest assets in smaller or mid capitalization companies. PGI defines a smaller capitalization company as having a market capitalization between approximately $39 million and $3.1 billion. PGI defines a mid capitalization company as having a market capitalization between approximately $1.2 billion and $20.3 billion.

The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may actively trade securities in an attempt to achieve its investment objective.

Among the principal risks of investing in the Fund are:

  .Equity Securities
    Risk                   . Derivatives Risk        . Small Company Risk
  .Foreign Securities
    Risk                   . Exchange Rate Risk      . Active Trading Risk
  .
    Market Segment (Small  . Emerging Market Risk    . Underlying Fund Risk
    and MidCap) Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"2001"-4.15

"2002"-7.56


"2003"55.89


"2004"24.95


"2005"34.98

"2006" 36.42

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                    26.52%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '01
  -23.88%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                          1 YEAR  5 YEARS    LIFE OF FUND
 CLASS A (BEFORE TAXES)..........................................  28.89    25.65        19.65
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .......................  26.70    24.29        18.53
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/ //(2)/ ..  19.61    22.24        16.98
 CLASS B.........................................................  30.38    25.99        19.89
 CLASS C.........................................................  34.33    26.18        19.90
 MSCI Emerging Markets Free Index - NDTR /(3)/ ..................  32.17    26.59        21.11
 Morningstar Diversified Emerging Markets Category Average ......  32.36    25.98        20.58
 /(1)///
  Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
 After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
  Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."


 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                        CLASS A                   CLASS B                    CLASS C/(1)/
 Management Fees..............................           1.20%                     1.20%                         1.20%
 12b-1 Fees...................................           0.25                      1.00                          1.00
 Other Expenses ..............................           0.55                      0.83                          2.34
                                                -------------             -------------             -----------------
     TOTAL ANNUAL FUND OPERATING EXPENSES/(3)/           2.00%                     3.03%                         4.54%
 Expense Reimbursement/(2)....................
 /............................................            N/A                       N/A                          1.74
                                                         ----                      ----                          ----
                                  NET EXPENSES           2.00%                     3.03%                         2.80%
 ///(1)
  /The expenses shown for Class C shares are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 ///(2)
  /Principal has contractually agreed to limit the Fund's expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.80% for Class C shares. Principal has also contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund.
  These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the
  Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
 ///(3)/
  Expense information has been restated to reflect current fees. The fund's 12b-1 fees were increased effective January 16, 2007.
  Certain other operating expenses of the fund have increased effective January 1, 2007.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $742    $1,143    $1,568    $2,749        $742   $1,143   $1,568    $2,749
 CLASS B             806     1,336     1,791     3,105         306      936    1,591     3,105
 CLASS C             383     1,189     2,132     4,529         283    1,189    2,132     4,529

BOND & MORTGAGE SECURITIES FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks to provide current income.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
Under normal circumstances, the Fund invests at least 80% of its net assets
(plus any borrowings for investment purposes) in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of PGI of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. common and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade (commonly known as "junk bonds")) but not lower than CCC- (S&P) or Caa (Moody's).

The Fund may also enter into reverse repurchase agreements to attempt to enhance portfolio return and income and may lend its portfolio securities to brokers, dealers and other financial institutions.PGI may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.


The Fund may actively trade securities in an attempt to achieve its investment objective.


During the fiscal year ended October 31, 2006, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

68.43% in securities      11.85% in securities       0.25% in securities rated
rated Aaa                 rated Baa                  Caa
4.97% in securities       3.08% in securities rated  0.02% in securities rated
rated Aa                  Ba                         Ca
8.90% in securities       2.50% in securities rated
rated A                   B



Among the principal risks of investing in the Fund are:

  .Fixed-Income                                   .U.S. Government Securities
    Securities            . Prepayment Risk         Risk
  . Active Trading Risk   . Derivatives Risk      . Portfolio Duration Risk
  .
    Municipal Securities  .High Yield
    Risk                    Securities Risk       . Underlying Funds Risk
  .U.S. Government
    Sponsored Securities
    Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"2001"6.94

"2002"8.58


"2003"3.56


"2004"4.08


"2005"2.17

"2006" 4.22

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                     4.07%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '04
  -2.45%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                          1 YEAR  5 YEARS    LIFE OF FUND
 CLASS A (BEFORE TAXES)..........................................  -0.43    3.55         4.26
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .......................  -2.02    2.16         2.71
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ ....  -0.31    2.20         2.70
 CLASS B.........................................................  -1.53    3.59         4.51
 CLASS C.........................................................   2.50    3.77         4.34
 Lehman Brothers Aggregate Bond Index /(3)/ .....................   4.33    5.06         5.62
 Morningstar Intermediate-Term Bond Category Average ............   4.11    4.61         5.19
 /(1)///
  Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
  Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."


 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31, 2006                    CLASS A                  CLASS B                   CLASS C/(1)/
 Management Fees.................................           0.53%                    0.53%                       0.53%
 12b-1 Fees......................................           0.25                     1.00                        1.00
 Other Expense ..................................           0.30                     0.57                        2.33
                                                            ----                     ----                        ----
        TOTAL ANNUAL FUND OPERATING EXPENSES/(3)/           1.08%                    2.10%                       3.86%
 Expense Reimbursement/(2)/ .....................           0.14                     0.50                        2.11
                                                            ----                     ----                        ----
                                     NET EXPENSES           0.94%                    1.60%                       1.75%
 ///(1)
  /The expenses shown for Class C shares are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.

 /(2)/Principal has contractually agreed to limit the Fund's expenses attributable to Class A and to Class B shares and, if necessary, pay expenses normally payable by the Fund through the period ending June 30, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.94% for
  Class A and 1.60% for Class B.
 Principal has contractually agreed to limit the Fund's expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.75% for Class C shares. Principal has also contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund.
  These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the
  Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
 ///(3)/
  Expense information has been restated to reflect current fees. The fund's 12b-1 fees were increased effective January 16, 2007.
  Certain other operating expenses of the fund have increased effective January 1, 2007.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS A              $542     $743     $  985     $1,677          $542    $743    $  985     $1,677
 CLASS B               663      932      1,209      2,063           163     532     1,009      2,063
 CLASS C               278      951      1,778      3,931           178     951     1,778      3,931

GOVERNMENT & HIGH QUALITY BOND FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks to provide current income.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its net assets, plus any borrowings for investment purposes) in securities that are AAA rated or issued by the U.S. government, its agencies or instrumentalities. The Fund may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by PGI to be of equivalent quality.

PGI seeks undervalued securities that represent good long-term investment opportunities. Securities may be sold when PGI believes they no longer represent good long-term value.


The Fund may lend its portfolio securities to brokers, dealers and other financial institutions.PGI may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Among the principal risks of investing in the Fund are:

  .Fixed-Income Securities                             .Portfolio Duration
    Risk                       . Derivatives Risk        Risk
  .U.S. Government
    Securities Risk            . Active Trading Risk   . Prepayment Risk
  .
    U.S. Government Sponsored
    Securities Risk

PGI has been the Fund's Sub-Advisor since December 6, 2000.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"2001"6.55

"2002"7.98


"2003"1.12


"2004"3.08


"2005"1.6

"2006" 3.84

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                     4.05%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '04
  -1.70%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                    1 YEAR  5 YEARS    LIFE OF FUND
 CLASS A (BEFORE TAXES)....................................  -0.84    2.55         3.32
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .................  -2.31    1.16         1.79
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)
     /(2)/.................................................  -0.57    1.35         1.90
 CLASS B...................................................  -2.03    2.47         3.45
 CLASS C...................................................   2.12    2.77         3.39
 Lehman Brothers Government/Mortgage Index /(3)/ ..........   4.33    4.73         5.23
 Morningstar Intermediate Government Category Average .....   3.44    3.90         4.40
 /(1)///
  Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
  Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 /(1)/

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31, 2006                 CLASS A                   CLASS B                    CLASS C/(1)/
 Management Fees..............................           0.40%                     0.40%                         0.40%
 12b-1 Fees...................................           0.25                      1.00                          1.00
 Other Expenses ..............................           0.33                      0.46                          2.35
                                                         ----                      ----                          ----
     TOTAL ANNUAL FUND OPERATING EXPENSES/(3)/           0.98%                     1.86%                         3.75%
 Expense Reimbursement/(2)/ ..................           0.01                      0.01                          2.10
                                                -------------             -------------             -----------------
                                  NET EXPENSES           0.97%                     1.85%                         1.65%
 ///(1)
  /The expenses shown for Class C shares are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 ///(2)//
  /Principal has contractually agreed to limit the Fund's expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.65% for Class C shares. Principal has also contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund.
  These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the
  Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
 ///(3)/
  Expense information has been restated to reflect current fees. The fund's 12b-1 fees were increased effective January 16, 2007.
  Certain other operating expenses of the fund have increased effective January 1, 2007.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS A              $545     $747     $  966     $1,596          $545    $747    $  966     $1,596
 CLASS B               688      984      1,205      1,949           188     584     1,005      1,949
 CLASS C               268      919      1,727      3,835           168     919     1,727      3,835

HIGH YIELD FUND II

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Fund seeks to provide a relatively high level of current income.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund, and who are willing to accept the risks associated with investing in "junk bonds," foreign securities and emerging markets.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in high-yield, high-risk, below-investment grade fixed-income securities (sometimes called "junk bonds"), which may include foreign investments. The Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed-income securities (including convertible securities and preferred stocks) rated lower than BBB by S&P or Fitch or rated lower than Baa by Moody's or of equivalent quality as determined by Edge. The remainder of the Fund's assets may be invested in any other securities Edge believes are consistent with the Fund's objective, including higher rated fixed-income securities, common stocks, real estate investment trusts and other equity securities. The Fund may also invest in securities of foreign issuers, including those located in developing or emerging countries, and engage in hedging strategies involving options.

Among the principal risks of investing in the Fund are:

  .Fixed-Income
    Securities Risk         . Derivatives Risk       . Underlying Fund Risk
  .High Yield Securities    .Foreign Securities      .Real Estate Securities
    Risk                      Risk                     Risk
  .
    Equity Securities Risk  . Small Company Risk     . Exchange Rate Risk
  .Portfolio Duration
    Risk                    . Emerging Market Risk



Edge has provided investment advice to the Fund since the Fund's inception.


PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"1999"12.02

"2000"-1.53


"2001"3.14


"2002"3.66


"2003"28.1


"2004"11.43


"2005"6.59

"2006" 14.46

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    11.01%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '00                                    -5.41%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                     1 YEAR                 5 YEARS                  LIFE OF FUND
 CLASS A (BEFORE TAXES) .............................
                                                                9.37                  11.51                        7.61
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ...........           6.28                   8.22                        3.92
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) /(2)/...................................           6.42                   7.88                        4.09
 CLASS B ............................................           8.55                  11.42                        7.47
 CLASS C ............................................
                                                               12.58                  11.71                        7.30
 Citigroup US High-Yield Market Capped Index
 /(//3//)/...........................................          10.21                    N/A                       10.44
 Morningstar High Yield Bond Category Average .......          10.13                   8.93                        4.51
 ///(1)/
  The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on April 8, 1998. The predecessor fund's performance between 1998 and 1999 benefited from the agreement of Edge and its affiliates to limit the fund's expenses.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 /(//3//)/ Index performance information reflects no deduction for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS.

  FOR THE PERIOD ENDED OCTOBER 31, 2006                      CLASS A                   CLASS B                    CLASS C
 Management Fees...................................           0.53%                     0.53%                      0.53%
 12b-1 Fees........................................           0.25                      1.00                       1.00
 Other Expenses....................................           0.12                      0.13                       0.12
                                                              ----                      ----                       ----
               TOTAL ANNUAL FUND OPERATING EXPENSES           0.90%                     1.66%                      1.65%
 Expense Reimbursement/(//1//)/ ...................            N/A                       N/A                        N/A
                                                              ----                      ----                       ----
                                       NET EXPENSES           0.90%                     1.66%                      1.65%
 /(1)/
  Principal has contractually agreed to limit the Fund's expenses attributable to Class A, Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.90% for Class A, 1.66% for Class B and 1.65% for Class C shares.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                             IF YOU SELL YOUR SHARES                IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                            1        3          5         10            1       3       5          10
 CLASS A               $538     $724     $  926     $1,508          $538    $724    $926     $1,508
 CLASS B                669      923      1,102      1,763           169     523     902      1,763
 CLASS C                268      520        897      1,955           168     520     897      1,955

INCOME FUND

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Fund seeks to provide a high level of current income consistent with preservation of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund, and who are willing to accept the risks associated with investing in "junk bonds," foreign securities, and REIT securities.

MAIN STRATEGIES AND RISKS
Under normal circumstances, the Fund invests primarily in a diversified pool of fixed-income securities including corporate securities, U.S. government securities, and mortgage-backed securities (including collateralized mortgage obligations), up to 35% of which may be in below investment-grade fixed-income securities (sometimes called "junk bonds"). The Fund may also invest in convertible securities and REIT securities.

The Fund may also invest in securities denominated in foreign currencies and receive interest, dividends and sale proceeds in foreign currencies. The Fund may engage in foreign currency exchange transactions for hedging or non-hedging purposes and may purchase and sell currencies on a spot (i.e. cash) basis, enter into forward contracts to purchase or sell foreign currencies at a future date, and buy and sell foreign currency futures contracts. The Fund may enter into dollar roll transactions, which may involve leverage and purchase and sell interest rate futures and options.


The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. The Fund may use futures, options, swaps and derivative instruments to "hedge" or protect its portfolio from adverse movements insecurities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk.


Among the principal risks of investing in the Fund are:

  .Fixed-Income                                    .Real Estate Securities
    Securities Risk        . Derivatives Risk        Risk
                           .
  . Exchange Rate Risk       Underlying Fund Risk  . Foreign Securities Risk
                                                   .
                           .High Yield               U.S. Government Securities
  . Prepayment Risk          Securities Risk         Risk
  .U.S. Government         .Portfolio Duration
    Sponsored Securities     Risk
    Risk



Edge has provided investment advice to the Fund since the Fund's inception.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"1997"10.51


"1998"7.15


"1999"0.09


"2000"9.05


"2001"8.09


"2002"8.11


"2003"8.95


"2004"5.14


"2005"1.67

"2006" 5.15

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                      4.63%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '04                                    -2.87%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                       1 YEAR                  5 YEARS                   10 YEARS
 CLASS A (BEFORE TAXES) ..............................           0.41                   4.80                       5.85
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ............          -1.49                   2.68                       3.39
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)
     /(2)/............................................           0.23                    2.83                       3.46
 CLASS B .............................................          -0.73                    4.67                       5.71
 CLASS C .............................................           3.27                    4.99                       5.65
 Citigroup Broad Investment-Grade Bond Index /(//3//)/           4.33                    5.10                       6.26
 Morningstar Intermediate-Term Bond Category Average .           4.11                    4.61                       5.51
 ///(1)/
  The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on December 15, 1975. The predecessor fund's performance in 1999 benefited from the agreement of Edge and its affiliates to limit the fund's expenses.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(//3//)/ Index performance information reflects no deduction for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS.

  FOR THE PERIOD ENDED OCTOBER 31, 2006                      CLASS A                   CLASS B                    CLASS C
 Management Fees...................................           0.50%                     0.50%                      0.50%
 12b-1 Fees........................................           0.25                      1.00                       1.00
 Other Expenses....................................           0.14                      0.15                       0.14
                                                              ----                      ----                       ----
               TOTAL ANNUAL FUND OPERATING EXPENSES           0.89%                     1.65%                      1.64%
 Expense Reimbursement/(1)/ .......................            N/A                      0.01                        N/A
                                                              ----                      ----                       ----
                                       NET EXPENSES           0.89%                     1.64%                      1.64%

 /(1)/
  Principal has contractually agreed to limit the Fund's expenses attributable to Class A, Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.90% for Class A, 1.64% for Class B and 1.65% for Class C shares.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                             IF YOU SELL YOUR SHARES                IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                            1        3          5         10            1       3       5          10
 CLASS A               $537     $721     $  921     $1,497          $537    $721    $921     $1,497
 CLASS B                667      919      1,096      1,751           167     519     896      1,751
 CLASS C                267      517        892      1,944           167     517     892      1,944

INFLATION PROTECTION FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks to provide current income and real (after-inflation) total returns.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors who want their income and principal investments to keep pace with inflation over time.

MAIN STRATEGIES AND RISKS
Under normal circumstances, the Fund invests primarily in inflation protected debt securities. Inflation protected debt securities are designed to provide a "real rate of return" - a return after adjusting for the impact of inflation. Inflation - a rise in the general price level - erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 8% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 5%. The investment's inflation adjustment is based on a designated inflation index (such as the Consumer Price Index for Urban Consumers) and typically is applied monthly to the principal of the security. The fixed coupon rate of the security is based on the adjusted principal so that as inflation increases, both the principal value and the interest payments increase. Because this inflation adjustment feature is designed to mitigate a major risk, inflation protected debt securities typically have lower nominal yields than conventional fixed-rate debt securities.

The Fund may invest in:
.. inflation protected debt securities issued by the U.S. Treasury and U.S.
  Government sponsored entities as well as inflation protected debt securities issued by corporations;
.. inflation protected debt securities issued by foreign governments and corporations that are linked to a non-U.S. inflation rate;
.. floating rate notes;
.. adjustable rate mortgages;
.. derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities; and .. commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures.

The Fund may invest up to 15% of assets in high yield securities ("junk bonds") but not in securities rated lower than CCC- or Caa3 by S&P or Moody's or, if unrated, determined by PGI to be of comparable quality.


The Fund may invest up to 20% of its assets in securities denominated in foreign currencies. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.


The Fund may also enter into reverse repurchase agreements and may lend its portfolio securities to brokers, dealers and other financial institutions.


PGI may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

During the fiscal year ended October 31, 2006, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

88.50% in securities       3.79% in securities       0.01% in securities rated
rated Aaa                  rated Baa                 Caa
0.65% in securities rated  4.07% in securities       0.03% in securities rated
Aa                         rated Ba                  Ca
1.48% in securities rated  1.45% in securities       0.02% in securities rated
A                          rated B                   C


Among the principal risks of investing in the Fund are:

  .Fixed-Income            .Foreign Securities
    Securities Risk          Risk                  . Exchange Rate Risk
  .
    High Yield Securities
    Risk                   . Derivatives Risk      . Prepayment Risk
                                                   .
                           .Portfolio Duration       U.S. Government Securities
  . Underlying Fund Risk     Risk                    Risk
  .U.S. Government
    Sponsored Securities
    Risk



PGI has been the Fund's Sub-Advisor since December 29, 2004.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"2005"2.35

"2006" 0.84

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '06                                      3.58%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '06                                    -2.00%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                         1 YEAR                                   LIFE OF FUND
 CLASS A (BEFORE TAXES)....................                        -3.68                                      -0.57
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ..                       -4.96                                      -2.05
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)/ //(2)/ ....................                       -2.40                                      -1.33
 CLASS C ...................................
  .........................................                        -0.66                                       0.97
 Lehman Brothers US Treasury TIPS Index
 /(3)/ .....................................                        0.41                                       1.66
 Morningstar Inflation Protected Bond
 Category Average...........................                        0.09                                       1.04
 /(1)///
  Class A shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for
  Class A and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on
  December 29, 2004.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 /(1)/

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31, 2006                                    CLASS A                         CLASS C/(1)/
 Management Fees..............................................              0.40%                             0.40%
 12b-1 Fees...................................................              0.25                              1.00
 Other Expenses ..............................................              2.39                              2.38
                                                                            ----                              ----
                     TOTAL ANNUAL FUND OPERATING EXPENSES/(3)/              3.04%                             3.78%
 Expense Reimbursement/(2)....................................
 /............................................................              2.14                              2.13
                                                                            ----                              ----
                                                  NET EXPENSES              0.90%                             1.65%
 ///(1)
  /The expenses shown for Class C shares are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 ///(2)/
  Principal has contractually agreed to limit the Fund's expenses attributable to Class A shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.90% for Class A shares.
 Principal has contractually agreed to limit the Fund's expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.65%. Principal has also contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment
  Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
 ///(3)/
  Expense information has been restated to reflect current fees. The fund's 12b-1 fees were increased effective January 16, 2007.
  Certain other operating expenses of the fund have increased effective January 1, 2007.

  EXAMPLE

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                             IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ---------------------------------------------------------------------------------------------------
                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------------
                           1          3         5         10           1        3       5         10
 CLASS A              $538     $1,121     1,764     $3,485         $538   $1,121   1,764    $3,485
 CLASS C               268        925     1,738      3,859          168      925   1,738     3,859

MORTGAGE SECURITIES FUND

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Fund seeks to provide a high level of current income consistent with safety and liquidity.

INVESTOR PROFILE: The Fund may be appropriate for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in mortgage-backed securities, including collateralized mortgage obligations. The Fund may also invest in dollar rolls, which may involve leverage.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in mortgage-backed securities, including collateralized mortgage obligations, and in other obligations that are secured by mortgages or mortgage-backed securities, including repurchase agreements. The Fund may also invest in U.S. government securities. Certain issuers of U.S. government securities are sponsored or chartered by Congress but their securities are neither issued or guaranteed by the U.S. Treasury.


The Fund invests in mortgage securities which represent good longer term value, taking into account potential returns, prepayment and credit risk as well as deal-structure where appropriate. The Fund also invests in Treasury and Agency securities primarily for duration and liquidity management purposes.


Among the principal risks of investing in the Fund are:

  .Fixed-Income
    Securities Risk        . Derivatives Risk          . Prepayment Risk
  .Portfolio Duration      .U.S. Government
    Risk                     Securities Risk           . Underlying Fund Risk
  .U.S. Government
    Sponsored Securities
    Risk



Edge has provided investment advice to the Fund since the Fund's inception.


PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES)/ //(1)/

"1997"9.92


"1998"7.21


"1999"0.13


"2000"10.27


"2001"7.16


"2002"8.37


"2003"1.83


"2004"3.56


"2005"2.01

"2006" 4.25

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                      4.11%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '04                                    -1.23%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1) /

  FOR THE PERIODS ENDED DECEMBER 31, 2006                       1 YEAR                  5 YEARS                   10 YEARS
 CLASS A (BEFORE TAXES) ..............................          -0.46                    3.03                       4.93
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ............          -2.02                    1.36                       2.89
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)
     /(2)/............................................          -0.32                    1.59                       2.94
 CLASS B .............................................          -1.51                    2.88                       4.78
 CLASS C .............................................           2.52
 Citigroup Mortgage Index /(//3//)/ ..................           5.17                    4.90                       6.18
 Morningstar Short Government Category Average                   3.66                    2.93                       4.46
 ///(1)/
  The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on May 4, 1984. The predecessor fund's performance between 1998 and 2000 benefited from the agreement of Edge and its affiliates to limit the fund's expenses. On March 1, 2004, the investment policies of the predecessor fund were modified. As a result, the fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 /(//3//)/ Index performance information reflects no deduction for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS.

  FOR THE PERIOD ENDED OCTOBER 31, 2006                         CLASS A                  CLASS B                   CLASS C
 Management Fees......................................           0.50%                    0.50%                     0.50%
 12b-1 Fees...........................................           0.25                     1.00                      1.00
 Other Expenses.......................................           0.16                     0.16                      0.13
                                                                 ----                     ----                      ----
                  TOTAL ANNUAL FUND OPERATING EXPENSES           0.91%                    1.66%                     1.63%
 Expense Reimbursement/(1)/ ..........................            N/A                     0.01                       N/A
                                                                 ----                     ----                      ----
                                          NET EXPENSES           0.91%                    1.65%                     1.63%
 /(1)/
  Principal has contractually agreed to limit the Fund's expense attributable to Class A, B and C shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.91% for Class
  A, 1.65% for Class B and 1.63% for Class C shares.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                             IF YOU SELL YOUR SHARES                IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                            1        3          5         10            1       3       5          10
 CLASS A               $539     $727     $  931     $1,519          $539    $727    $931     $1,519
 CLASS B                668      922      1,101      1,765           168     522     901      1,765
 CLASS C                266      514        887      1,933           166     514     887      1,933

PREFERRED SECURITIES FUND

SUB-ADVISOR(S): Spectrum Asset Management, Inc. ("Spectrum")

OBJECTIVE: The Fund seeks to provide current income.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors who are seeking dividends to generate income or to be reinvested for growth and are willing to accept fluctuations in the value of the investment.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in preferred securities of U.S. companies rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investor Service, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of the Sub-Advisor, Spectrum. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in preferred securities. The Fund focuses primarily on the financial services (i.e., banking, insurance and commercial finance), Real Estate Investment Trust (i.e. REIT) and utility industries. The rest of the Fund's assets may be invested in common stocks, debt securities, and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and typically have "preference" over common stock in the payment of dividends and the liquidation of a company's assets - preference means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders' claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed-income securities - the fixed-income payments are expected to be the primary source of long-term investment return. Preferred securities share many investment characteristics with bonds; therefore, the risks and potential rewards of investing in the Fund are more similar to those associated with a bond fund than a stock fund.


Spectrum seeks to build a portfolio within the context of the eligible universe of preferred securities. For a security to be considered for the Fund, Spectrum will assess the credit risk within the context of the yield available on the preferred. The yield needs to be attractive in comparison to the rating, expected credit trend and senior debt spread of the same issuer. Spectrum considers features such as call protection, subordination and option adjusted spreads to ensure that the selected issue provides a sufficient yield to justify its inclusion in the portfolio.


The Fund is considered non-diversified and can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund's share price than would occur in a more diversified fund.

Among the principal risks of investing in the Fund are:

  .Fixed-Income
    Securities Risk        . Derivatives Risk          . Sector Risk
                                                       .
  .Non-Diversification                                   Real Estate Securities
    Risk                   . Equity Securities Risk      Risk
  .U.S. Government         .U.S. Government
    Sponsored Securities     Securities Risk           . Underlying Fund Risk
    Risk

Spectrum has been the Fund's Sub-Advisor since May 1, 2002.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"2003"10.06

"2004"3.74


"2005"1.05

"2006" 6.67

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     5.39%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '04
  -5.40%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                        1 YEAR                                    LIFE OF FUND
 CLASS A (BEFORE TAXES) ...................                       1.87                                        4.51
     (AFTER TAXES ON DISTRIBUTIONS)
     /(//2//)/ ............................                       0.38                                        3.05
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES) /(//2//)/ .................                       1.43                                        3.03
 CLASS C ..................................                       4.88                                        5.04
 Merrill Lynch Preferred Stock Hybrid
 Index/(//3//)/............................                       7.67                                        6.45
 Morningstar Intermediate-Term Bond
 Category Average..........................                       4.11                                        4.70
 /(//1//)/
  Class A shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for
  Class A and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on
  May 1, 2002.
 ///(//2//)/
  After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 /(1)/

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31, 2006                                       CLASS A                       CLASS C/(1)/
 Management Fees..................................................             0.75%                           0.75%
 12b-1 Fees.......................................................             0.25                            1.00
 Other Expenses ..................................................             0.97                            2.31
                                                                               ----                            ----
                         TOTAL ANNUAL FUND OPERATING EXPENSES/(3)/             1.97%                           4.06%
 Expense Reimbursement/(2)/ ......................................             0.97                            2.31
                                                                               ----                            ----
                                                      NET EXPENSES             1.00%                           1.75%
 ///(1)
  /The expenses shown for Class C shares are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 ///(2)/
  Principal has contractually agreed to limit the Fund's expenses attributable to Class A shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.00% for Class A shares.
 Principal has contractually agreed to limit the Fund's expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.75%. Principal has also contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment
  Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
 ///(3)/
  Expense information has been restated to reflect current fees. The Fund's 12b-1 fees were increased effective January 16, 2007.
  Certain other operating expenses of the Fund have increased effective January 1, 2007.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $646    $1,030    $1,455    $2,633        $646   $1,030   $1,455    $2,633
 CLASS C             278       988     1,853     4,089         178      988    1,853     4,089

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

SUB-ADVISOR(S): Morgan Stanley Investment Management Inc. doing business as Van
         Kampen ("Van Kampen")

OBJECTIVE: The Fund seeks to provide as high a level of current income exempt from federal and California state personal income tax as is consistent with prudent investment management and preservation of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors who are seeking monthly, federally tax-exempt dividends to produce income or to be reinvested for modest growth and are willing to accept fluctuations in the value of their investment.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in insured intermediate-term California municipal obligations. As a matter of fundamental policy, the Fund invests at least 80% of its assets in insured California municipal obligations (except when maintaining a temporary defensive position). Under normal market conditions, the dollar-weighted average maturity of the securities in which the Fund invests will be more than three years but less than ten years. The maximum effective maturity (the maturity date without regard to call provisions, except that for pooled single family mortgage securities, effective maturity is the average life of the underlying mortgage obligations) of any municipal obligation in which the Fund invests is fifteen years.

The Fund is "non-diversified," which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.


All of the municipal obligations in which the Fund invests, taking into account any insurance, are investment-grade securities. The Fund may invest without limitation in bonds that generate interest payments that are subject to the alternative minimum tax.


Under normal market conditions, the Fund may invest up to 20% of its assets in:
.. uninsured municipal obligations;
.. municipal obligations that are not exempt from California personal income tax; .. short-term municipal obligations and taxable cash equivalents, including short-term instruments; and
.. securities of unaffiliated money market mutual funds (subject to limitations prescribed by applicable law).

The Fund may, for temporary defensive purposes, invest in these securities without limitation, which may produce income that is not exempt from federal income taxes or California personal income tax.


In addition, the Fund may invest in inverse floating rate obligations. The Fund may engage in hedging transactions through the use of financial futures and options thereon. It may also purchase and sell securities on a when-issued or forward commitment basis, invest in mortgage-backed securities, enter into repurchase agreements, invest in stand-by commitments, engage in swap agreements, and lend portfolio securities. The Fund may invest in floating rate and variable rate obligations, including participation interests therein (referred to collectively as ''hedging transactions'').


The insured municipal obligations in which the Fund invests are insured under insurance policies that relate to the specific municipal obligation in question and that are issued by an insurer having a claims-paying ability rated AAA by S&P or Aaa by Moody's. This insurance is generally non-cancelable and will continue in force so long as the municipal obligations are outstanding and the insurer remains in business.

The insured municipal obligations are generally insured as to the scheduled payment of all installments of principal and interest as they fall due. The insurance covers only credit risk and therefore does not guarantee the market value of the obligations in the Fund's investment portfolio or the Fund's NAV. The Fund's NAV will continue to fluctuate in response to fluctuations in interest rates. The Fund's investment policy requiring investment in insured municipal obligations will not affect the Fund's ability to hold its assets in cash or to invest in escrow-secured and defeased bonds or in certain short-term tax-exempt obligations, or affect its ability to invest in uninsured taxable obligations for temporary or liquidity purposes or on a defensive basis.

Among the principal risks of investing in the Fund are:

  .
    Fixed-Income Securities                           .Non-Diversification
    Risk                     . Derivatives Risk         Risk
  .Geographic                .Municipal Securities
    Concentration Risk         Risk



PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"1997"7.14


"1998"5.26


"1999"-0.83


"2000"9.46


"2001"4.79


"2002"9.28


"2003"3.58


"2004"2.65


"2005"1.75

"2006" 3.43

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                      5.21%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '04                                    -1.93%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE)/(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                       1 YEAR                  5 YEARS                   10 YEARS
 CLASS A (BEFORE TAXES) ..............................          -1.19                    3.15                       4.12
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ............          -1.19                    3.09                       3.99
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)
     /(2)/............................................           0.37                    3.16                       4.02
 CLASS B .............................................          -2.36                    2.96                       3.97
 CLASS C .............................................           1.63                    3.31                       3.89
 Lehman Brothers Municipal Bond Index/(//3//)/ .......           4.84                    5.53                       5.76
 Morningstar Muni California Interm-Short Category
 Average .............................................           3.71                    3.79                       4.28
 ///(1)/
  The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on April 4, 1994. The predecessor fund's performance between 1996 and 2003 benefited from the agreement of Edge and its affiliates to limit the fund's expenses.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
 /(//3//)/ Index performance information reflects no deduction for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS.

  FOR THE PERIOD ENDED OCTOBER 31, 2006                      CLASS A                   CLASS B                    CLASS C
 Management Fees...................................           0.50%                     0.50%                      0.50%
 12b-1 Fees........................................           0.25                      1.00                       1.00
 Other Expenses....................................           0.11                      0.12                       0.12
                                                              ----                      ----                       ----
               TOTAL ANNUAL FUND OPERATING EXPENSES           0.86%                     1.62%                      1.62%
 Expense Reimbursement/(//1//)/ ...................            N/A                       N/A                        N/A
                                                              ----                      ----                       ----
                                       NET EXPENSES           0.86%                     1.62%                      1.62%
 /(1)//
  /Principal has contractually agreed to limit the Fund's expenses attributable to Class A, Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2008.
  The expense limit will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.86% for Class A, 1.62% for Class B and 1.62% for Class C shares.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                             IF YOU SELL YOUR SHARES                IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                            1        3          5         10            1       3       5          10
 CLASS A               $534     $712     $  905     $1,463          $534    $712    $905     $1,463
 CLASS B                665      911      1,081      1,719           165     511     881      1,719
 CLASS C                265      511        881      1,922           165     511     881      1,922

CALIFORNIA MUNICIPAL FUND

SUB-ADVISOR(S): Morgan Stanley Investment Management Inc. doing business as Van
         Kampen ("Van Kampen")

OBJECTIVE: The Fund seeks to provide as high a level of current income that is exempt from federal and California state personal income tax as is consistent with prudent investment management and preservation of capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors who are seeking monthly, federally tax-exempt dividends to produce income or to be reinvested for modest growth and are willing to accept fluctuations in the value of their investment.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in intermediate- and long-term California municipal obligations (municipal obligations that generate interest which is exempt from California State personal income tax). As a matter of fundamental policy, the Fund, under normal market conditions, invests at least 80% of its assets in these obligations. These obligations may include bonds that generate interest payments that are subject to the alternative minimum tax.

The Fund will invest primarily in investment-grade municipal obligations. The Fund may also invest in inverse floating rate obligations, which are generally more volatile than other types of municipal obligations. The Fund may also engage in swap agreements.


The Fund is "non-diversified," which means it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.


The Fund may, under normal circumstances, invest up to 20% of its assets in:
.. municipal obligations that are not exempt from California personal income tax; .. short-term municipal obligations;
.. taxable cash equivalents, including short-term U.S. government securities, certificates of deposit and bankers' acceptances, commercial paper rated Prime-1 by Moody's or A-1+ or A-1 by S&P, or equivalent rating by Fitch, and repurchase agreements (collectively ''short-term instruments''); and
.. securities of unaffiliated money market mutual funds (subject to limitations prescribed by applicable law).

The Fund may, for temporary defensive purposes, invest in these securities without limitation, which may produce income that is not exempt from federal income taxes or California personal income tax.


Among the principal risks of investing in the Fund are:

  .
    Fixed-Income Securities                           .Non-Diversification
    Risk                     . Derivatives Risk         Risk
  .Geographic                .Municipal Securities
    Concentration Risk         Risk

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"1997"10.3


"1998"6.09


"1999"-4.53


"2000"12.97


"2001"4.05


"2002"8.87


"2003"3.7


"2004"4.76


"2005"4.04

"2006" 5.26

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                      5.74%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '99                                    -2.37%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                       1 YEAR                  5 YEARS                   10 YEARS
 CLASS A (BEFORE TAXES) ..............................           0.50                    4.34                       4.97
     (AFTER TAXES ON DISTRIBUTIONS)/ //(2)/ ..........           0.41                    4.24                       4.90
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)/ (2)/....................................           1.90                    4.31                       4.91
 CLASS B .............................................          -0.52                    4.19                       4.82
 CLASS C .............................................           3.47                    4.52                       4.72
 Lehman Brothers Municipal Bond Index/ (//3//)/ ......           4.84                    5.53                       5.76
 Morningstar Muni California Long Category Average ...           4.56                    5.01                       5.17
 ///(1)/
  The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1989. The predecessor fund's performance between 1996 and 1999 benefited from the agreement of Edge and its affiliates to limit the fund's expenses.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
 /(//3//)/ Index performance information reflects no deduction for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS.

  FOR THE PERIOD ENDED OCTOBER 31, 2006                      CLASS A                   CLASS B                    CLASS C
 Management Fees...................................           0.50%                     0.50%                      0.50%
 12b-1 Fees........................................           0.25                      1.00                       1.00
 Other Expenses....................................           0.09                      0.08                       0.09
                                                              ----                      ----                       ----
               TOTAL ANNUAL FUND OPERATING EXPENSES           0.84%                     1.58%                      1.59%
 Expense Reimbursement/(1)/ .......................           0.01                       N/A                        N/A
                                                              ----                      ----                       ----
                                       NET EXPENSES           0.83%                     1.58%                      1.59%
 /(1)///
  Principal has contractually agreed to limit the Fund's expenses attributable to Class A, Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2008.
  The expense limit will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.83% for Class A, 1.59% for Class B and 1.59% for Class C shares.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                             IF YOU SELL YOUR SHARES                IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                            1        3          5         10            1       3       5          10
 CLASS A               $531     $705     $  894     $1,439          $531    $705    $894     $1,439
 CLASS B                661      899      1,060      1,680           161     499     860      1,680
 CLASS C                262      502        866      1,889           162     502     866      1,889

TAX-EXEMPT BOND FUND I

SUB-ADVISOR(S): Morgan Stanley Investment Management, Inc. doing busines as Van
         Kampen ("Van Kampen")

OBJECTIVE: The Fund seeks to provide a high level of income that is exempt from federal income tax while protecting investors' capital.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors who are seeking monthly, federally tax-exempt dividends to produce income or to be reinvested for modest growth and are willing to accept fluctuations in the value of their investment.

MAIN STRATEGIES AND RISKS
The Fund invests in a portfolio of securities issued by or on behalf of state or local governments and other public authorities. In the opinion of the issuer's bond counsel, interest on these obligations is exempt from federal income tax.

Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations, including inverse floating rate obligations. The Fund specifically limits these investments to municipal bonds, municipal notes, and securities of unaffiliated tax-exempt mutual funds. The Fund may invest up to 20% of its assets in securities that do not meet the criteria stated above (taxable securities or municipal obligations the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax). The Fund may also purchase and sell interest rate futures and options and engage in swap agreements. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions.


The Fund may also invest in taxable securities that mature one year or less from the time of purchase. These taxable investments are generally made for liquidity purposes or as a temporary investment of cash pending investment in municipal obligations. Under unusual market or economic conditions and for temporary defensive purposes, the Fund may invest more than 20% of its assets in taxable securities.


The Sub-Advisor, Van Kampen, may invest up to 20% of the Fund's net assets in below investment grade bonds (sometimes called "junk bonds") as rated by at least one independent rating agency, or if unrated, judged to be of comparable quality by Van Kampen.


In adverse markets, the Fund may seek to protect its investment position by investing up to 50% of its portfolio in taxable short-term investments such as:
.. U.S. government securities;
.. commercial paper rated in the highest grade by either S&P, Moody's, or Fitch; .. obligations of U.S. banks;
.. time or demand deposits in U.S. banks; and .. repurchase agreements relating to municipal securities or any of the foregoing taxable instruments.

Interest income from these investments that is distributed to you by the Fund may be taxable.

The Fund is "non-diversified," which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.

Among the principal risks of investing in the Fund are:

  .Fixed-Income
    Securities Risk        . Derivatives Risk      . Non-Diversification Risk
  .                        .                       .
    High Yield Securities    Municipal Securities    U.S. Government Securities
    Risk                     Risk                    Risk
  .U.S. Government
    Sponsored Securities
    Risk

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"1997"8.59


"1998"5.08


"1999"-4.4


"2000"11.49


"2001"3.92


"2002"9.81


"2003"5.19


"2004"3.89


"2005"3.14

"2006" 5.22

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                      5.22%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '04                                    -2.58%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                       1 YEAR                  5 YEARS                   10 YEARS
 CLASS A (BEFORE TAXES) ..............................           0.47                    4.46                       4.62
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ............           0.43                    4.27                       4.52
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)
     /(2)/............................................           1.83                    4.40                       4.59
 CLASS B .............................................          -0.57                    4.31                       4.47
 CLASS C .............................................           3.41                    4.64                       4.31
 Lehman Brothers Municipal Bond Index /(//3//)/ ......           4.84                    5.53                       5.76
 Morningstar Muni National Long Category Average .....           4.58                    5.00                       4.97
 ///(1)/
  The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on January 3, 1977. The predecessor fund's performance in 2000 benefited from the agreement of Edge and its affiliates to limit the fund's expenses.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown.
 /(//3//)/ Index performance information reflects no deduction for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS.

  FOR THE YEAR ENDED OCTOBER 31, 2006                        CLASS A                   CLASS B                    CLASS C
 Management Fees...................................           0.50%                     0.50%                      0.50%
 12b-1 Fees........................................           0.25                      1.00                       1.00
 Other Expenses*...................................           0.47                      0.48                       0.49
                                                              ----                      ----                       ----
               TOTAL ANNUAL FUND OPERATING EXPENSES           1.22%                     1.98%                      1.99%
 Expense Reimbursement/(1).........................
 /.................................................           0.17                      0.54                       0.05
                                                              ----                      ----                       ----
                                       NET EXPENSES           1.05%                     1.44%                      1.94%
 * Other Expenses include: Interest Expenses.......           0.29%                     0.29%                      0.29%

 /(1)/
  Principal has contractually agreed to limit the Fund's expenses attributable to Class A, Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending June 30, 2008 for
  Class A and B and through February 28, 2008 for Class C. The expense limit will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.76% for Class
  A, 1.15% for Class B and 1.65% for Class C shares.
  Interest expense for each of the Class A, Class B, and Class C shares was 0.29%.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS A              $552     $795     $1,066     $1,839          $552    $795    $1,066     $1,839
 CLASS B               647      961      1,210      2,061           147     561     1,010      2,061
 CLASS C               297      619      1,067      2,312           197     619     1,067      2,312

MONEY MARKET FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk. As with all mutual funds, the value of the Fund's assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MAIN STRATEGIES AND RISKS
The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which PGI believes present minimal credit risks. At the time the Fund purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Fund shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the redemption of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:
.. securities issued or guaranteed by the U.S. government, including Treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or, . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


Among the principal risks of investing in the Fund are:

  .
    Municipal Securities
    Risk                                               .U.S. Government
  .Fixed-Income           .Eurodollar and Yankee         Sponsored Securities
    Securities Risk         Obligations Risk             Risk



PGI has been the Fund's Sub-Advisor since December 6, 2000.


PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES)/ //(1)/

"2001"3.45

"2002"0.91


"2003"0.23


"2004"0.44


"2005"2.56

"2006" 4.64

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '01                                             1.26%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q3 '03 THROUGH Q2 '04                             0.03%

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                          1 YEAR  5 YEARS    LIFE OF FUND
 CLASS A.........................................................   4.64    1.74         2.07
 CLASS B.........................................................  -1.65    0.95         1.73
 CLASS C.........................................................   2.33    0.78         1.13
 Lehman Brothers U.S. Treasury Bellwethers 3 Month Index/ //(2)/    4.86    2.42         4.17


 /(1)/
  Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  Call the Principal Investors Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market Fund.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."


 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE PERIOD ENDED OCTOBER 31, 2006                      CLASS A                 CLASS B                  CLASS C/(1)/
 Management Fees....................................          0.40%                   0.40%                       0.40%
 12b-1 Fees.........................................           N/A                    1.00                        1.00
 Other Expenses ....................................          0.13                    0.86                        0.59
                                                              ----                    ----                        ----
           TOTAL ANNUAL FUND OPERATING EXPENSES/(3)/          0.53%                   2.26%                       1.99%
 Expense Reimbursement/(2)..........................
 /..................................................           N/A                    0.52                        0.20
                                                              ----                    ----                        ----
                                        NET EXPENSES          0.53%                   1.74%                       1.79%
 ///(1)
  /The expenses shown for Class C shares are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 ///(2)/Principal has also contractually agreed to limit the Fund's expenses attributable to Class A and Class C shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008, and to do so for Class B shares for the period beginning March 1, 2007 and ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.64% for Class A, 1.74%
  for Class B and 1.79% for Class C shares.
 ///(3)/
  Expense information has been restated to reflect current fees. The Fund's 12b-1 fees were increased effective January 16, 2007.
  Certain other operating expenses of the Fund have increased effective January 1, 2007.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                          IF YOU SELL YOUR SHARES                IF YOU DO NOT SELL YOUR SHARES

 --------------------------------------------------------------------------------------------------
                                         NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------
                         1         3         5        10            1       3         5          10
 CLASS A             $ 54    $  170    $  296    $  665         $ 54    $170    $  296     $  665
 CLASS B              677     1,048     1,355     2,106          177     648     1,155      2,106
 CLASS C              282       602     1,051     2,298          182     602     1,051      2,298

SHORT-TERM BOND FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks to provide current income.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in short-term fixed-income securities. Under normal circumstances, the Fund maintains an effective maturity of four years or less and a dollar-weighted effective maturity of not more than three years. In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect the judgment of PGI regarding the likelihood of the security being called or prepaid. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its net assets (plus any borrowings for investment purposes) in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the four highest grades by Standard &
  Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of PGI of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The Fund may invest up to 15% of its assets in below-investment-grade fixed-income securities ("junk bonds") into reverse repurchase agreements and lend its portfolio securities to brokers, dealers and other financial institutions. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


PGI may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Among the principal risks of investing in the Fund are:

  . Fixed-Income Securities Risk                         . Derivatives Risk          . Active Trading Risk
  . High Yield Securities Risk                           . Portfolio Duration Risk   . Prepayment Risk
                                                                                     .
                                                         .U.S. Government              Real Estate Securities
                                                           Securities Risk             Risk
  . U.S. Government Sponsored Securities Risk



PGI has been the Fund's Sub-Advisor since December 6, 2000.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES)/ //(1)/

"2001"6.71

"2002"7.37


"2003"2.19


"2004"1.03


"2005"1.74

"2006" 4.22

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                     3.72%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '04
  -1.15%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE)/(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                         1 YEAR               5 YEARS                 LIFE OF FUND
 CLASS A (BEFORE TAXES)...................................          1.57                 2.76                      3.55
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ................         -0.10                 1.47                      2.03
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)
     /(2)/................................................          0.99                 1.59                      2.12
 CLASS C .................................................          2.49                 2.51                      3.22
 Lehman Brothers MF (1-3) US Government Credit Index
 /(//3//)//(4//)/ ........................................          4.25                 3.27                      4.17
 Lehman Brothers Mutual Fund 1-5 Gov't/Credit Index /(3)/           4.22                 3.77                      4.61
 Morningstar Short-Term Bond Category Average ............          4.01                 3.15                      3.80
 /(1)/
  Class A shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for
  Class A and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 ///(//4//)/
  This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS.

  FOR THE YEAR ENDED OCTOBER 31, 2006                                      CLASS A                         CLASS C/(1)/
 Management Fees..............................................              0.40%                             0.40%
 12b-1 Fees...................................................              0.15                              1.00
 Other Expenses ..............................................              0.43                              2.36
                                                                            ----                              ----
                     TOTAL ANNUAL FUND OPERATING EXPENSES/(3)/              0.98%                             3.76%
 Expense Reimbursement/(2) ...................................
 / ...........................................................
 /............................................................
 /                                                                          0.02                              2.06
                                                                            ----                              ----
                                                  NET EXPENSES              0.96%                             1.70%
 ///(1)
  /The expenses shown for Class C shares are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 ///(2)/
  Principal has contractually agreed to limit the Fund's expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.70% for Class C shares.
  Principal has also contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund. These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
 ///(3)/
  Expense information has been restated to reflect current fees. The fund's 12b-1 fees were increased effective January 16, 2007.
  Certain other operating expenses of the fund have increased effective January 1, 2007.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS A              $345     $522     $  776     $1,419          $345    $522    $  776     $1,419
 CLASS C               273      927      1,735      3,847           173     927     1,735      3,847

SHORT-TERM INCOME FUND

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Fund seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
The Fund invests in high quality short-term bonds and other fixed-income securities that, at the time of purchase, are rated in one of the top four rating categories by one or more nationally recognized statistical rating organizations (''NRSRO'') or, in the opinion of Edge, are of comparable quality (''investment-grade''). Under normal circumstances, the Fund maintains an effective maturity of five years or less and a dollar-weighted average duration of three years or less. The Fund's investments may also include corporate securities, U.S. and foreign government securities, repurchase agreements, mortgage-backed and asset-backed securities, and real estate investment trust securities.

The Fund may invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated fixed-income securities issued by foreign issuers and foreign branches of U.S. banks. The Fund may invest up to 5% of its assets in preferred stock. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may invest in certain illiquid investments, such as privately placed securities, including restricted securities. The Fund may borrow money, enter into reverse repurchase agreements, and/or dollar roll transactions in aggregate of up to 33 1/3% of its total assets. The Fund may invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.


Among the principal risks of investing in the Fund are:

  .Fixed-Income Securities
    Risk                      . Derivatives Risk      . Underlying Fund Risk
  .U.S. Government            .Portfolio Duration
    Securities Risk             Risk                  . Prepayment Risk
                                                      .Real Estate Securities
  . Foreign Securities Risk   . Exchange Rate Risk      Risk
  .U.S. Government
    Sponsored Securities
    Risk



Edge has provided investment advice to the Fund since the Fund's inception.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"1997"5.77


"1998"6.3


"1999"2.92


"2000"7.61


"2001"7.96


"2002"5.63


"2003"4.6


"2004"1.62


"2005"1.82

"2006" 3.76

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                      3.10%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '04                                    -1.69%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                         1 YEAR                 5 YEARS                  10 YEARS
 CLASS A (BEFORE TAXES) .................................           1.14                   2.96                    4.51
     (AFTER TAXES ON DISTRIBUTIONS)/ //(2)/ .............          -0.16                   1.55                    2.65
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)
     /(2)/...............................................           0.72                   1.68                    2.69
 CLASS C ................................................           2.00                   2.70                    3.94
 Citigroup Broad Investment-Grade Credit 1-3 Years Index
 /(//3//)/ ..............................................           4.88                   4.12                     5.61
 Morningstar Short-Term Bond Category Average ...........           4.01                   3.15                     4.59
 ///(1)/
  The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations November 1, 1993. The predecessor fund's performance between 1996 and 2005 benefited from the agreement of Edge and its affiliates to limit the fund's expenses.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 /(//3//)/ Index performance information reflects no deduction for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS.

  FOR THE YEAR ENDED OCTOBER 31, 2006                                           CLASS A                         CLASS C
 Management Fees...................................................              0.49%                           0.49%
 12b-1 Fees........................................................              0.25                            1.00
 Other Expenses....................................................              0.21                            0.19
                                                                                 ----                            ----
                               TOTAL ANNUAL FUND OPERATING EXPENSES              0.95%                           1.68%
 Expense Reimbursement/(1)/ .......................................               N/A                            0.01
                                                                                 ----                            ----
                                                       NET EXPENSES              0.95%                           1.67%
 /(1)//
  /Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A and C shares on an annualized basis) not to exceed 0.95% for Class A shares and 1.67% for Class C shares.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS A                 $345     $545     $762     $1,387          $345    $545    $762     $1,387
 CLASS C                  270      528      911      1,986           170     528     911      1,986

ULTRA SHORT BOND FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks current income while seeking capital preservation.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
The Fund invests primarily in high quality, short-term fixed-income securities. Under normal circumstances, the Fund maintains a dollar-weighted effective maturity of not more than 2.5 years. In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect PGI's judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the four highest grades by Standard &
  Poor's Rating Service ("S&P) or Moody's Investors Service, Inc. ("Moody's") or, if unrated, in the opinion of the PGI of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Fund's assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


The Fund may invest up to 15% of its assets in below-investment grade fixed-income securities ("junk bonds") and may enter into reverse purchase agreements and lend its portfolio securities to brokers, dealers, and other financial institutions. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.


PGI may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.


During the fiscal year ended October 31, 2006, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

48.07% in securities      15.32% in securities       0.01% in securities rated
rated Aaa                 rated Baa                  Caa
9.97% in securities       4.02% in securities rated  0.01% in securities rated
rated Aa                  Ba                         Ca
21.02% in securities      1.57% in securities rated  0.01% in securities rated
rated A                   B                          C



The above percentages for Aaa, A, Baa and B rated securities include unrated securities in the amount of 0.19%, 0.02%, 0.02% and 0.01%, respectively, which have been determined by PGI to be of comparable quality.

Among the principal risks of investing in the Fund are:

  . Fixed-Income Securities Risk                         . Derivatives Risk          . Prepayment Risk
  . High Yield Securities Risk                           . Portfolio Duration Risk   . Active Trading Risk
                                                         .U.S. Government
                                                           Securities Risk           . Underlying Fund Risk
  . U.S. Government Sponsored Securities Risk




PGI has been the Fund's Sub-Advisor since June 15, 2001.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"2002"3.79

"2003"2.75


"2004"2.14


"2005"3.41 (2)

"2006" 4.79

 LOGO

   HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q3 '05 1.68%/(//2//)/
   LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q4 '04                                     0.32%


 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                        1 YEAR                5 YEARS                 LIFE OF FUND
 CLASS A (BEFORE TAXES)..................................         3.76                 2.89/(2)/                  2.97/(2)/
     (AFTER TAXES ON DISTRIBUTIONS) /(//3//)/ ...........         2.13                 1.61/(2)/                  1.65/(2)/
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)
     /(//3//)/ ..........................................         2.43                 1.70/(2)/                  1.74/(2)/
 CLASS C ................................................         3.04                 2.33/(2)/                  2.40/(2)/
 6-Month LIBOR Index /(//4//)/ ..........................         5.20                 2.66                       2.78
 Morningstar Ultrashort Bond Category Average ...........         4.69                 2.55                       3.39
 /(1)///
  Class A shares commenced operations on March 15, 2006, and Class C shares were first sold on January 16, 2007. The returns for
  Class A and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on
  June 15, 2001.
 ///(2)/During 2005, the Institutional Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.
 ///(//3//)/
  After-tax returns are shown for Class A only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(//4//)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 /(1)/

 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED OCTOBER 31, 2006                                     CLASS A^                         CLASS C/(1)/
 Management Fees.............................................              0.40                               0.40%
 12b-1 Fees..................................................              0.15                               1.00
 Other Expenses..............................................              0.49                               2.35
                                                                           ----                               ----
                    TOTAL ANNUAL FUND OPERATING EXPENSES/(3)/              1.04%                              3.75%
 Expense Reimbursement/(2)/ .................................              0.29                               2.25
                                                                           ----                               ----
                                                 NET EXPENSES              0.75%                              1.50%
 ///(1)
  /The expenses shown for Class C shares are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 ///(2)/
  Principal has contractually agreed to limit the Fund's expenses attributable to Class A shares and, if necessary, pay expenses normally payable by the Fund attributable to Class A shares through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.75% for Class A shares.
 Principal has contractually agreed to limit the Fund's expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.50% for Class C shares. Principal has also contractually agreed to pay, through February 28, 2008, certain operating expenses of the Fund.
  These expenses include taxes, interest (excluding interest the Fund incurs in connection with an investment it makes), independent auditor fees, legal fees, custodian fees, fees and expenses of directors who are not "interested persons" of the
  Fund, as defined by the Investment Company Act of 1940, the cost of the Fund's line of credit, premiums for the fidelity bond and for the directors and officers/errors and omissions policy, trade association dues, and securities lending fees (excluding rebates paid to broker borrowers or the portion of gross securities lending revenue that is retained by the lending agent).
 ///(3)/
  Expense information has been restated to reflect current fees. The fund's 12b-1 fees were increased effective January 16, 2007.
  Certain other operating expenses of the fund have increased effective January 1, 2007.
 ^ Class A was first offered for sale on March 15, 2006.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS A              $622     $831     $1,061     $1,722          $622    $831    $1,061     $1,722
 CLASS C               253      903      1,712      3,823           153     903     1,712      3,823

PRINCIPAL LIFETIME FUNDS

Principal Investors Fund, Inc. offers Funds that are designed to meet the needs of an investor who wants an investment option that is suited to the investor's particular investment time horizon and who tends to be more accepting of risk in the early years of his or her time horizon and becomes more risk-averse as he or she nears the investment goal (for example, retirement or saving for college). Professional investment advisers manage the Funds to align, over time, underlying investments with the changing risk tolerance of the investor. These Funds are sometime referred as "target date funds." The target date Funds offered by the Fund are: Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, and Principal LifeTime Strategic Income (the "Principal LifeTime Funds").


OBJECTIVE: The investment objective of each of the Principal LifeTime 2010, 2020, 2030, 2040, and 2050 Funds is to seek a total return consisting of long-term growth of capital and current income.

          The investment objective of the Principal LifeTime Strategic Income Fund is to seek current income.


MAIN STRATEGIES AND RISKS
To pursue its goal, each Principal LifeTime Fund invests in other Principal Funds (the "underlying funds") that Principal and Principal Global Investors, LLC ("PGI"), the Fund's Sub-Advisor, consider appropriate based on the remaining time horizon of a particular Principal LifeTime Fund and the expected risk tolerance of those investors who have chosen that time horizon. The underlying funds provide each Fund with exposure to a broad range of asset classes, including domestic and foreign equity and fixed-income securities. In the case of Principal LifeTime Strategic Income Fund, most of the Fund's assets are invested in underlying funds which are intended primarily to give the Fund broad exposure to income-producing securities through their investments in fixed-income securities, "hybrid" securities - such as real estate securities and preferred securities, which may produce current income as well as capital gains - and dividend generating domestic and foreign stocks.

Both Principal and PGI provide investment advisory services to the Principal LifeTime Funds. Principal has hired PGI to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for each Principal LifeTime Fund. PGI is also responsible for employing an active rebalancing strategy which is designed to identify asset classes that appear attractive or unattractive over the short term.

After PGI sets the percentage of Fund assets to be allocated to a particular asset class, Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Shifts in asset class targets or underlying funds may occur in response to the normal evaluative processes of PGI and Principal, the shortening time horizon of a Fund or market forces or Fund circumstances which indicate that changes in allocations may be appropriate. Principal may, at any time, add, remove, or substitute underlying funds in which a Principal LifeTime Fund invests.

In selecting underlying funds and target weights, Principal considers, among other things, quantitative measures, such as past performance, expected levels of risk and returns, expense levels, diversification of existing funds, and style consistency. In addition, qualitative factors such as organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading, and compliance systems of the underlying fund's Sub-Advisor are also evaluated. There are no minimum or maximum percentages of assets that a Principal LifeTime Fund must invest in a specific asset class or underlying fund. Principal determines whether to use cash flows or asset transfers or both to achieve the target weights established from time to time for underlying funds. Principal monitors the performance of the Sub-Advisor of each underlying fund relative to that fund's appropriate benchmark and peer group.


Over time, PGI intends to gradually shift the asset allocation targets of each Principal LifeTime Fund (other than the Principal LifeTime Strategic Income
Fund) to accommodate investors progressing from asset accumulation years to income-generation years. It is expected that, within 10 to 15 years after its target year, a Principal LifeTime Fund's underlying fund allocation will match that of the Principal LifeTime Strategic Income Fund. At that time the Principal LifeTime Fund may be combined with the Principal LifeTime Strategic Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders.

There can be no assurance that any Principal LifeTime Fund will achieve its investment objective. The net asset value of each of the Principal LifeTime Fund's shares is affected by changes in the value of the securities it owns. The Fund's performance is directly related to the performance of the underlying funds. The ability of each Principal LifeTime Fund to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.


The broad diversification of each Principal LifeTime Fund is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of a Principal LifeTime Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Each Principal LifeTime Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them. The primary risks associated with investing in the underlying funds are identified in the summary of each underlying fund in this prospectus.


The greater the investment by each Principal LifeTime Fund in Funds that invest primarily in stocks, the greater the potential exposure to the following risks:

  .Equity Securities
    Risk                  . Growth Stock Risk         . Value Stock Risk
                          .Market Segment
  . Derivatives Risk        (LargeCap) Risk           . Exchange Rate Risk
  . Active Trading Risk   . Underlying Fund Risk



The greater the investment by each Principal LifeTime Fund in Funds that invest primarily in bonds or other forms of fixed-income securities, the greater the potential exposure to the following risks:

                               .
                                 Municipal Securities  .Portfolio Duration
  . Fixed-Income Risk            Risk                    Risk
  .U.S. Government             .U.S. Government        .High Yield Securities
    Securities Risk              Sponsored Securities    Risk
                                 Risk



The greater the investment by each Principal LifeTime Fund in Funds that invest in foreign investments, the greater the potential exposure to the following risks:

  .Foreign Securities
    Risk                   . Exchange Rate Risk      . Small Company Risk
  . Market Segment Risk    . Derivatives Risk



Each Principal LifeTime Fund is also subject to the following risks:



PAYMENT IN KIND LIQUIDITY RISK . Under certain circumstances, an underlying fund may determine to pay a redemption request by a Principal LifeTime Fund wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Principal LifeTime Funds may hold portfolio securities until Principal determines that it is appropriate to dispose of such securities.



CONFLICT OF INTEREST RISK . The officers, directors, advisor, distributor, and transfer agent of the Principal LifeTime Funds serve in the same capacities for the underlying funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Principal LifeTime Funds and the underlying funds. Because Principal and its affiliated companies earn different fees from the underlying funds in which the Principal LifeTime Funds invest, there may be a conflict between the interests of the Principal LifeTime Funds and the economic interests of Principal and its affiliates.


PGI has provided investment advice to each Principal LifeTime Fund since its inception.


As of October 31, 2006, each Principal LifeTime Fund's assets were allocated among the underlying funds as identified in the table below.

                                                                                         PRINCIPAL
                                 PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL   LIFETIME
                                 LIFETIME   LIFETIME   LIFETIME   LIFETIME   LIFETIME    STRATEGIC
                                   2010       2020       2030       2040       2050       INCOME
        UNDERLYING FUND            FUND       FUND       FUND       FUND       FUND        FUND
 Bond & Mortgage Securities        31.96%     24.33%     17.17%     11.85%      6.65%      38.47%
 Disciplined LargeCap Blend        10.37      15.43      17.31      18.94      21.09        5.33
 Inflation Protection               0.82                                                    1.31
 International Emerging Markets     0.69       0.99       1.16       1.10       1.11
 International Growth               5.93       9.55      12.12      12.61      14.91        3.71
 Large Cap Growth                   4.13       5.63       6.78       8.05       8.72        2.33
 LargeCap Value                     3.03       4.15       5.12       6.13       6.37        1.73
 Partners International             1.36       1.54       1.82       2.10       2.23        0.62
 Partners LargeCap Blend I          0.97       1.67       1.68       1.84       2.01        0.60
 Partners LargeCap Growth I         1.17       1.22       1.64       2.15       2.15        0.56
 Partners LargeCap Growth II        2.77       3.84       4.62       5.54       5.81        1.43
 Partners LargeCap Value            4.90       6.44       7.82       9.14      10.26        2.75
 Partners LargeCap Value I          0.76       0.98       1.19       1.26       1.37
 Partners MidCap Growth                        0.42       0.63       0.70       0.86
 Partners MidCap Value I                       0.43       0.64       0.71       0.87
 Partners SmallCap Growth I                               0.45       0.71       0.88
 Partners SmallCap Growth III       0.52       1.62       1.97       2.44       2.89
 Partners SmallCap Value I                                0.45       0.71       0.98
 Preferred Securities               9.14       9.25       6.13       4.05       2.72       10.04
 Real Estate Securities             8.73       8.66       7.16       4.89       2.67        6.97
 SmallCap S&P 600 Index             3.61       2.24       2.15       2.62       2.52        2.14
 SmallCap Value                     0.56       1.61       1.99       2.46       2.93
 Ultra Short Bond                   8.58                                                   22.01
                          TOTAL   100.00%    100.00%    100.00%    100.00%    100.00%     100.00%



HISTORICAL PERFORMANCE
The following bar charts and tables show the historical investment performance of each Principal LifeTime Fund. The bar chart for each Fund shows how the Fund's total return has varied year-by-year, and the table for the Fund shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Fund. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Each Fund's investment return is net of the operating expenses of each of the underlying funds.

                          PRINCIPAL LIFETIME 2010 FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund's asset allocation will become more conservative over time.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"2002"-5.57

"2003"17.4


"2004"10.45


"2005"4.33

"2006" 11.36

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     8.40%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -5.72%

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                    1 YEAR  5 YEARS    LIFE OF FUND
                                                             -----------------
 CLASS A (BEFORE TAXES) ...........................           5.23    6.10         5.21
     (AFTER TAXES ON DISTRIBUTIONS)/ //(2)/ ...............   4.25    5.39         4.50
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/
     //(2)/................................................   3.57    4.88         4.09
 CLASS C ..........................................           9.77    7.24         6.17
 S&P 500 Index /(3)/ ......................................  15.79    6.19         4.10
 Lehman Brothers Aggregate Bond Index /(3)/ ...............   4.33    5.06         5.33
 Morningstar Conservative Allocation Category Average .....   8.17    5.66         4.29
 Morningstar Target-Date 2000-2014 Category Average/(4)/ ..   8.60    5.39         4.99

 /(1)/Class A shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for
  Class A and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on March
  1, 2001.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 /(1)/

                          PRINCIPAL LIFETIME 2020 FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund's asset allocation will become more conservative over time.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES)/ //(1)/

"2002"-8.18

"2003"20.04


"2004"10.9


"2005"6.35

"2006" 13.70

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    10.00%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -7.86%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                          1 YEAR  5 YEARS    LIFE OF FUND
 CLASS A (BEFORE TAXES)..........................................   7.48    6.91         5.83
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .......................   6.55    6.23         5.15
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ ....   5.09    5.61         4.66
 CLASS B ........................................................   7.84    7.00         6.04
 CLASS C ........................................................  11.93    8.10         6.85
 S&P 500 Index /(3)/ ............................................  15.79    6.19         4.10
 Lehman Brothers Aggregate Bond Index /(3)/ .....................   4.33    5.06         5.33
 Morningstar Moderate Allocation Category Average ...............  11.26    6.09         4.88
 Morningstar Target-Date 2015-2029 Category Average/(4)/ ........  12.41    6.88         5.67
 /(1)///
  Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on
  March 1, 2001.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
  Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."


                          PRINCIPAL LIFETIME 2030 FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund's asset allocation will become more conservative over time.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"2002"-11.2

"2003"21.75


"2004"11.41


"2005"7.02

"2006" 14.59

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    11.09%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02 -10.26%

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE)/ //(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                            1 YEAR  5 YEARS    LIFE OF FUND
 CLASS A (BEFORE TAXES)............................................   8.33    6.90         5.64
     (AFTER TAXES ON DISTRIBUTIONS)/ //(2)/ .......................   7.47    6.30         5.03
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ ......   5.67    5.66         4.54
 CLASS B...........................................................   8.75    7.02         5.88
 CLASS C ..........................................................  13.02    8.13         6.71
 S&P 500 Index /(3)/ ..............................................  15.79    6.19         4.10
 Lehman Brothers Aggregate Bond Index /(3)/ .......................   4.33    5.06         5.33
 Morningstar Moderate Allocation Category Average .................  11.26    6.09         4.88
 Morningstar Target-Date 2030+ Category Average/(4)/ ..............  14.40    7.60         5.84



 /(1)/
  Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on
  March 1, 2001.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
  Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."


                          PRINCIPAL LIFETIME 2040 FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund's asset allocation will become more conservative over time.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"2002"-13.72

"2003"22.91


"2004"11.57


"2005"7.38

"2006" 15.18

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    12.13%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -12.37%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                    1 YEAR  5 YEARS    LIFE OF FUND
 CLASS A (BEFORE TAXES)....................................   8.81    6.71         5.81
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .................   7.99    6.10         5.20
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)
     /(2)/.................................................   5.98    5.49         4.70
 CLASS B ..................................................   9.20    6.81         6.05
 CLASS C...................................................  13.32    7.89         6.85
 S&P 500 Index /(3)/ ......................................  15.79    6.19         4.10
 Lehman Brothers Aggregate Bond Index /(3)/ ...............   4.33    5.06         5.33
 Morningstar Moderate Allocation Category Average .........  11.26    6.09         4.88
 Morningstar Target-Date 2030+ Category Average/(4)/ ......  14.40    7.60         5.84
 /(1////)/
  Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and
  C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on March 1, 2001.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
  Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 /(1)/

                          PRINCIPAL LIFETIME 2050 FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund's asset allocation will become more conservative over time.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"2002"-16.88

"2003"24.72


"2004"11.74


"2005"7.76

"2006" 15.58

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    13.25%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -14.98%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                    1 YEAR  5 YEARS    LIFE OF FUND
 CLASS A (BEFORE TAXES)....................................   9.23    6.39         5.03
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .................   8.48    5.95         4.56
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)
     /(2)/.................................................   6.28    5.32         4.11
 CLASS B ..................................................   9.85    7.40         6.17
 CLASS C...................................................  13.84    7.70         6.17
 S&P 500 Index /(3)/ ......................................  15.79    6.19         4.10
 Lehman Brothers Aggregate Bond Index /(3)/ ...............   4.33    5.06         5.33
 Morningstar Large Blend Category Average .................  14.12    5.92         4.10
 Morningstar Target-Date 2030+ Category Average/(4)/ ......  14.40    7.60         5.84
 /(1////)/
  Class A shares commenced operations on June 28, 2005, Class B shares commenced operations on March 15, 2006, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on March 1, 2001.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
  Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 /(1)/

                    PRINCIPAL LIFETIME STRATEGIC INCOME FUND

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in underlying fixed-income Funds, but also invests in underlying equity and hybrid funds according to an asset allocation strategy designed for investors seeking current income from their investment.


PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"2002"-2.84

"2003"13.95


"2004"9.76


"2005"2.84

"2006" 8.64

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     6.73%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -3.61%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                    1 YEAR  5 YEARS    LIFE OF FUND
 CLASS A (BEFORE TAXES) ...................................   3.76    5.33         4.69
     (AFTER TAXES ON DISTRIBUTIONS)/ //(2)/ ...............   2.62    4.52         3.88
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)
     /(2)/.................................................   2.57    4.14         3.58
 CLASS B ..................................................   2.84    5.89         5.44
 CLASS C ..................................................   6.96    6.23         5.46
 S&P 500 Index /(3)/ ......................................  15.79    6.19         4.10
 Lehman Brothers Aggregate Bond Index/ //(3)/ .............   4.33    5.06         5.33
 Morningstar Conservative Allocation Category Average .....   8.17    5.66         4.29
 Morningstar Target-Date 2000-2014 Category Average/ (4)/ .   8.60    5.39         4.99
 /(1)/////
  Class A shares commenced operations on June 28, 2005, Class B shares commenced operations on March 15, 2006, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on March 1, 2001.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
  Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(3)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 ///(//4//)/
  Effective with the February 2006 month end, Morningstar added a new category. The new category allows for a more refined comparison of Lifecycle funds to their respective peers. The category formerly used is also shown.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

 /(1)/

FEES AND EXPENSES OF THE LIFETIME FUNDS
The following tables show the operating expenses (expressed as a percentage of average daily net assets) incurred by the Class A and Class B shares of the Principal LifeTime Funds during the fiscal year ended October 31, 2006 and estimated for the Class C shares for the fiscal year ending October 31, 2007. The tables also show the estimated amount of expenses (expressed as a percentage of average daily net assets) indirectly incurred by the Principal LifeTime Funds through their investments in the underlying funds based on expenses of the underlying funds for the fiscal year ended October 31, 2006.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS
                    A PERCENTAGE OF AVERAGE DAILY NET ASSETS

 CLASS A SHARES                                                                                                        PRINCIPAL
                                           PRINCIPAL      PRINCIPAL      PRINCIPAL      PRINCIPAL      PRINCIPAL       LIFETIME
                                           LIFETIME       LIFETIME       LIFETIME       LIFETIME       LIFETIME        STRATEGIC
                                             2010           2020           2030           2040           2050           INCOME
 FOR THE YEAR ENDED OCTOBER 31, 2006         FUND           FUND           FUND           FUND           FUND            FUND
Management Fees........................     0.1225%        0.1225%        0.1225%        0.1225%        0.1225%         0.1225%
12b-1 Fees.............................     0.2500         0.2500         0.2500         0.2500         0.2500          0.2500
Other Expenses.........................     0.5000         0.5300         0.8200         1.4000         1.9100          0.8700
                                            ------         ------         ------         ------         ------          ------
         TOTAL GROSS OPERATING FEES AND
                               EXPENSES     0.8725%        0.9025%        1.1925%        1.7725%        2.2825%         1.2425%
Fee Reduction and/or Expense
Reimbursement at
Principal LifeTime Fund level /(1)/ ...     0.3725         0.4025         0.6925         1.2725         1.7825          0.7425
                                            ------         ------         ------         ------         ------          ------
        NET OPERATING FEES AND EXPENSES     0.5000%        0.5000%        0.5000%        0.5000%        0.5000%         0.5000%
Acquired Fund ("Underlying Fund")
Operating Expenses                          0.6200         0.6900         0.7000         0.7000         0.7100          0.5700
                                            ------         ------         ------         ------         ------          ------
   TOTAL ANNUAL FUND OPERATING EXPENSES     1.1200%        1.1900%        1.2000%        1.2000%        1.2100%         1.0700%
///(1)//
 /Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (not including underlying fund expenses) (expressed as a percent of average net assets on an annualized basis) not to exceed 0.50% for the
 Principal LifeTime 2010 Fund, 0.50% for the Principal LifeTime 2020 Fund, 0.50% for the Principal LifeTime 2030 Fund, 0.50% for
 the Principal LifeTime 2040 Fund; 0.50% for the Principal LifeTime 2050 Fund, and 0.50% for the Principal LifeTime Strategic
 Income Fund.

 CLASS B SHARES
                                                                              PRINCIPAL                  PRINCIPAL
                                                                              LIFETIME                   LIFETIME
                                                                                2020                       2030
 FOR THE YEAR ENDED OCTOBER 31, 2006                                            FUND                       FUND
Management Fees.....................................................           0.1225%                    0.1225%
12b-1 Fees..........................................................           1.0000                     1.0000
Other Expenses......................................................           1.1600                     1.5800
                                                                               ------                     ------
                        TOTAL GROSS OPERATING FEES AND EXPENSES/(1)/           2.2825%                    2.7025%
Fee Reduction and/or Expense Reimbursement at
Principal LifeTime Fund level /(//2//)/ ............................           1.0325                     1.4525
                                                                               ------                     ------
                                     NET OPERATING FEES AND EXPENSES           1.2500%                    1.2500%
Acquired Fund ("Underlying Fund") Operating Expenses                           0.6900                     0.7000
                                                                               ------                     ------
                                TOTAL ANNUAL FUND OPERATING EXPENSES           1.9400%                    1.9500%
///(//1//)/
 Expense information has been restated to reflect current fees. The fund's 12b-1 fees were increased effective January 16, 2007.
 Certain other operating expenses of the fund have increased effective January 1, 2007.
///(//2//)//
 /Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (not including underlying fund expenses) (expressed as a percent of average net assets on an annualized basis) not to exceed 1.25% for the
 Principal LifeTime 2020 Fund, 1.25% for the Principal LifeTime 2030 Fund, 1.25% for the Principal LifeTime 2040 Fund; 1.25% for the
 Principal LifeTime 2050 Fund, and 1.25% for the Principal LifeTime Strategic Income Fund.
 CLASS B SHARES                                                                                              PRINCIPAL
                                                                              PRINCIPAL          PRINCIPAL   LIFETIME
                                                                              LIFETIME           LIFETIME    STRATEGIC
                                                                                2040               2050       INCOME
 FOR THE YEAR ENDED OCTOBER 31, 2006                                            FUND               FUND        FUND
Management Fees.....................................................           0.1225%            0.1225%     0.1225%
12b-1 Fees..........................................................           1.0000             1.0000      1.0000
Other Expenses......................................................           2.6800            22.5800     85.2500
                                                                               ------            -------     -------
                        TOTAL GROSS OPERATING FEES AND EXPENSES/(1)/           3.8025%           23.7025%    86.3725%
Fee Reduction and/or Expense Reimbursement at
Principal LifeTime Fund level /(//2//)/ ............................           2.5525            22.4525     85.1225
                                                                               ------            -------     -------
                                     NET OPERATING FEES AND EXPENSES           1.2500%            1.2500%     1.2500%
Acquired Fund ("Underlying Fund") Operating Expenses                           0.7000             0.7100      0.5700
                                                                               ------            -------     -------
                                TOTAL ANNUAL FUND OPERATING EXPENSES           1.9500%            1.9600%     1.8200%
///(//1//)/
 Expense information has been restated to reflect current fees. The fund's 12b-1 fees were increased effective January 16, 2007.
 Certain other operating expenses of the fund have increased effective January 1, 2007.
///(//2//)//
 /Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (not including underlying fund expenses) (expressed as a percent of average net assets on an annualized basis) not to exceed 1.25% for the
 Principal LifeTime 2020 Fund, 1.25% for the Principal LifeTime 2030 Fund, 1.25% for the Principal LifeTime 2040 Fund; 1.25% for the
 Principal LifeTime 2050 Fund, and 1.25% for the Principal LifeTime Strategic Income Fund.

 CLASS C SHARES                                                                                                        PRINCIPAL
                                           PRINCIPAL      PRINCIPAL      PRINCIPAL      PRINCIPAL      PRINCIPAL       LIFETIME
                                           LIFETIME       LIFETIME       LIFETIME       LIFETIME       LIFETIME        STRATEGIC
                                             2010           2020           2030           2040           2050           INCOME
 FOR THE YEAR ENDED OCTOBER 31, 2006         FUND           FUND           FUND           FUND           FUND            FUND
Management Fees........................     0.1225%        0.1225%        0.1225%        0.1225%        0.1225%         0.1225%
12b-1 Fees.............................     1.0000         1.0000         1.0000         1.0000         1.0000          1.0000
Other Expenses.........................     2.3700         2.3500         2.3500         2.3600         2.3500          2.3600
                                            ------         ------         ------         ------         ------          ------
    TOTAL GROSS FUND OPERATING FEES AND
                               EXPENSES     3.4925%        3.4725%        3.4725%        3.4825%        3.4725%         3.4825%
Fee Reduction and/or Expense
Reimbursement at
Principal LifeTime Fund level /(1)/ ...     2.2425         2.2225         2.2225         2.2325         2.2225          2.2325
                                            ------         ------         ------         ------         ------          ------
        NET OPERATING FEES AND EXPENSES     1.2500%        1.2500%        1.2500%        1.2500%        1.2500%         1.2500%
Acquired Fund ("Underlying Fund")
Operating Expenses                          0.6200         0.6900         0.7000         0.7000         0.7100          0.5700
                                            ------         ------         ------         ------         ------          ------
   TOTAL ANNUAL FUND OPERATING EXPENSES     1.8700%        1.9400%        1.9500%        1.9500%        1.9600%         1.8200%
///(1)//
 /Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses (not including underlying fund expenses) (expressed as a percent of average net assets on an annualized basis) not to exceed 1.25% for the
 Principal LifeTime 2010 Fund, 1.25% for the Principal LifeTime 2020 Fund, 1.25% for the Principal LifeTime 2030 Fund, 1.25% for
 the Principal LifeTime 2040 Fund; 1.25% for the Principal LifeTime 2050 Fund, and 1.25% for the Principal LifeTime Strategic
 Income Fund.


EXAMPLE
The examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses, including the operating expenses of the underlying funds, remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                           CLASS A SHARES
 -----------------------------------------------------------------------------------------------------
                               IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                             NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                              1         3         5        10           1        3        5         10
 PRINCIPAL LIFETIME
 2010 FUND                $658    $  955    $1,280    $2,197        $658   $  955   $1,280    $2,197
 PRINCIPAL LIFETIME
 2020 FUND                 665       981     1,326     2,298         665      981    1,326     2,298
 PRINCIPAL LIFETIME
 2030 FUND                 666     1,037     1,444     2,578         666    1,037    1,444     2,578
 PRINCIPAL LIFETIME
 2040 FUND                 666     1,143     1,666     3,095         666    1,143    1,666     3,095
 PRINCIPAL LIFETIME
 2050 FUND                 667     1,238     1,862     3,536         667    1,238    1,862     3,536
 PRINCIPAL LIFETIME
 STRATEGIC INCOME FUND     653     1,008     1,400     2,492         653    1,008    1,400     2,492

                                           CLASS B SHARES
 -----------------------------------------------------------------------------------------------------
                               IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                             NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                              1         3         5        10           1        3        5         10
 PRINCIPAL LIFETIME
 2020 FUND                $698    $1,287    $1,824    $3,223        $198   $  887   $1,624    $3,223
 PRINCIPAL LIFETIME
 2030 FUND                 698     1,287     1,824     3,223         198      887    1,624     3,223
 PRINCIPAL LIFETIME
 2040 FUND                 698     1,490     2,236     4,014         198    1,090    2,036     4,014
 PRINCIPAL LIFETIME
 2050 FUND                 699     4,364     6,959     9,471         199    4,085    6,868     9,471
 PRINCIPAL LIFETIME
 STRATEGIC INCOME FUND     685     6,869     7,205     7,217         185    6,846    7,204     7,217

                                           CLASS C SHARES
 -----------------------------------------------------------------------------------------------------
                               IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                             NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                              1         3         5        10           1        3        5         10
 PRINCIPAL LIFETIME
 2010 FUND                $290    $1,010    $1,884    $4,137        $190   $1,010   $1,884    $4,137
 PRINCIPAL LIFETIME
 2020 FUND                 297     1,027     1,909     4,181         197    1,027    1,909     4,181
 PRINCIPAL LIFETIME
 2030 FUND                 298     1,030     1,914     4,189         198    1,030    1,914     4,189
 PRINCIPAL LIFETIME
 2040 FUND                 298     1,032     1,918     4,197         198    1,032    1,918     4,197
 PRINCIPAL LIFETIME
 2050 FUND                 299     1,033     1,919     4,198         199    1,033    1,919     4,198
 PRINCIPAL LIFETIME
 STRATEGIC INCOME FUND     285       994     1,856     4,086         185      994    1,856     4,086

STRATEGIC ASSET MANAGEMENT ("SAM") PORTFOLIOS
Principal Investors Fund provides a broad selection of investment choices, including asset allocation strategies available through the Flexible Income, Conservative Balanced, Balanced, Conservative Growth, and Strategic Growth Portfolios (each a "Portfolio," collectively the ''Portfolios''). The SAM Portfolios offer you the opportunity to pursue a variety of specially constructed asset allocation strategies. The Portfolios are designed for long-term investors seeking total return or long-term capital appreciation. The SAM Portfolios currently invest principally in Institutional Class shares of the Equity Funds and Fixed-Income Funds identified below and the Money Market Fund ("Underlying Funds"). The ''Equity Funds'' include the Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth, and Diversified International Funds. The ''Fixed-Income Funds'' include the Short-Term Income, Mortgage Securities, Income, and High Yield II Funds. Each of the SAM Portfolios may also invest in the Institutional Class shares of other equity funds or fixed-income funds of Principal Investors Fund, at the Sub-Advisor's discretion. Each of the Underlying Funds is a series of Principal Investors Fund. The Sub-Advisor for the Portfolios is Edge Asset Management, Inc. ("Edge").

MAIN STRATEGIES FOR THE PORTFOLIOS
In pursuing its investment objective, each Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the Underlying Funds described in this prospectus. The Portfolios may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each Portfolio will normally invest in the particular market segment represented by each Underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio's investments in those market segments and their corresponding Underlying Funds. Edge may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective, Edge's outlook for the economy and the financial markets, and the relative market valuations of the Underlying Funds.

In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest, without limit, directly in stock or bond index futures and options thereon and the following short-term instruments:
.. short-term securities issued by the U.S. government, its agencies, instrumentalities, authorities, or political subdivisions;
.. other short-term fixed-income securities rated A or higher by Moody's
  Investors Services, Inc. (''Moody's''), Fitch Ratings (''Fitch''), or Standard & Poor's (''S&P'') or, if unrated, of comparable quality in the opinion of Edge;
.. commercial paper, including master notes;
.. bank obligations, including negotiable certificates of deposit, time deposits, and bankers' acceptances; and
.. repurchase agreements.

At the time a Portfolio invests in any commercial paper, bank obligations, or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P or equivalent ratings by Fitch; if no such ratings are available, the investment must be of comparable quality in the opinion of Edge. In addition to purchasing shares of the Funds, a Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with Edge's current asset allocation strategy for the Portfolio. Specifically, each Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the Portfolio's total assets. A Portfolio may also use futures contracts and options for bona fide hedging purposes. Futures contracts and options may also be used to reallocate the Portfolio's assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index.

The principal investment strategies for each Portfolio are further described below in the description of each of the Portfolios, but there are some general principles Edge applies in making investment decisions. When making decisions about how to allocate a Portfolio's assets, Edge will generally consider, among other things, the following factors:

 Federal Reserve         Government budget       State and federal fiscal
 monetary policy         deficits                policies
 Consumer debt           Tax policy              Trade pacts
 Corporate profits       Demographic trends      Interest rate changes
 Governmental
 Elections               Mortgage demand         Business confidence
 Employment trends       Business spending       Geopolitical risks
                         Inflationary
 Consumer spending       pressures               Wage and payroll trends
 Currency flows          Housing trends          Investment flows
 Commodity prices        GDP growth              Import prices
                         Historical financial
 Yield spreads           market returns          Factory capacity utilization
                                                 Market capitalization relative
 Stock market volume     Inventories             values
 Capital goods
 expenditures            Investor psychology     Productivity growth
 Historical asset
 class returns           Technology trends       Asset class correlations
 Cyclical and secular    Risk/return
 economic trends         characteristics         Business activity
                                                 Performance attribution by
 Volatility analysis     Stock valuations        allocation and sector
 Consumer confidence



The discussion of each Portfolio's and Underlying Fund's principal investment strategies includes some of the principal risks of investing in such a portfolio or fund. You can find a more detailed description of these and other principal risks of an investment in each Portfolio or Underlying Fund under ''Certain Investment Strategies and Related Risks.''


MAIN RISKS
There can be no assurance that any Portfolio will achieve its investment objective. The net asset value of each Portfolio's shares is affected by changes in the value of the shares of the Underlying Funds it owns. Each Portfolio's investments are invested in the Underlying Funds and, as a result, the Portfolio's performance is directly related to their performance. A Portfolio's ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives.

Each Portfolio's broad diversification is designed to help cushion severe losses in any one investment sector and moderate the Portfolio's overall price swings. However, the Portfolio's share price will fluctuate as the prices of the Underlying Funds rise or fall with changing market conditions.


Each Portfolio is subject to the particular risks of the Underlying Funds in the proportions in which the Portfolio invests in them. The primary risks associated with investing in the Underlying Funds are identified in this prospectus in the section entitled "SAM PORTFOLIO UNDERLYING FUNDS."


The greater the investment by each Portfolio in Underlying Funds that invest primarily in stocks, the greater the potential exposure to the following risks:

  .Equity Securities
    Risk                  . Growth Stock Risk         . Value Stock Risk
                          .Market Segment
  . Derivatives Risk        (LargeCap) Risk           . Exchange Rate Risk
  . Active Trading Risk   . Underlying Fund Risk

The greater the investment by each Portfolio in Underlying Funds that invest primarily in bonds, or other forms of fixed-income securities, the greater the potential exposure to the following risks:

                           .
                             Municipal Securities
  . Fixed-Income Risk        Risk                  . Portfolio Duration Risk
  .U.S. Government                                 .
    Securities Risk        . Prepayment Risk         High Yield Securities Risk
  .U.S. Government         .Real Estate
    Sponsored Securities     Securities Risk       .Eurodollar and Yankee
    Risk                                             Obligations Risk



The greater the investment by each Portfolio in Underlying Funds that invest in foreign investments, the greater the exposure to the following risks:

  .Foreign Securities
    Risk                   . Exchange Rate Risk      . Small Company Risk
  . Market Segment Risk    . Derivatives Risk



Each Portfolio is also subject to the following risks:



PAYMENT IN KIND LIQUIDITY RISK . Under certain circumstances, an Underlying Fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until Edge determines that it is appropriate to dispose of such securities.



CONFLICT OF INTEREST RISK . The officers, directors, advisor, distributor, and transfer agent of the Portfolios serve in the same capacities for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Portfolios and the Underlying Funds. Because Edge and its affiliated companies earn different fees from the Underlying Funds in which the Portfolios invest, there may be a conflict between the interests of the Portfolios and the economic interests of Edge and its affiliates.


Edge has provided investment advice to each SAM Portfolio since its inception.

As of October 31, 2006, the Portfolios' assets were allocated among the Underlying Funds as follows:

                                   FLEXIBLE                                                                         STRATEGI C
                                    INCOME           CONSERVATIVE                             CONSERVATIVE            GROWTH
                                  PORTFOLI O           BALANCED            BALANCED              GROWTH              PORTFOLIO
UNDERLYING FUND /(1)/                                 PORTFOLIO            PORTFOLIO           PORTFOLIO
 REIT Fund                           1.07%               2.19%                3.27%               4.33%                 4.33%
 Equity Income Fund                  4.59                9.15                12.18               16.13                 17.09
 Growth & Income Fund                6.16                8.10                12.12               16.04                 17.03
 West Coast Equity Fund              1.32                4.00                 6.01                7.84                  8.88
 MidCap Stock Fund                   2.88                3.43                 5.10                6.57                  8.04
 Growth Fund                         7.35                9.93                15.87               19.66                 23.02
 SmallCap Value Fund                 1.13                1.23                 2.05                2.82                  3.03
 SmallCap Growth Fund                1.08                1.13                 1.87                2.61                  2.81
 International Growth Fund                               5.40                 8.25               10.21                 11.70
 Short Term Income Fund             11.72                5.56                 0.94
 U.S. Government Securities
 Fund                               31.06               26.06                17.04                7.30
 Income Fund                        24.76               17.72                10.26                3.88
 High Yield Fund                     6.56                5.75                 4.55                2.52                  4.03
 Other Assets                        0.32                0.35                 0.49                0.09                  0.04
                        TOTAL      100.00%             100.00%              100.00%             100.00%               100.00%
///(1)/
 As of October 31, 2006, each of the Underlying Funds was a series of WM Group of Funds ("WMA"). Each of those WMA Underlying
 Funds has been combined into a series of Principal Investors Fund ("PIF") as follows:

         WMA ACQUIRED FUNDS                 PIF ACQUIRING FUNDS
   Equity Income Fund                 Equity Income Fund I
   Growth Fund                        LargeCap Growth Fund
   Growth & Income Fund               Disciplined  LargeCap Blend Fund
   High Yield Fund                   High Yield Fund II
   Income Fund                        Income Fund
   International Growth Fund          Diversified International Fund
   Mid Cap Stock Fund                 MidCap Stock Fund
   Money Market Fund                 Money Market Fund
   REIT Fund                          Real Estate Securities Fund
   Short-Term Income Fund             Short-Term Income Fund
   Small Cap Growth Fund              SmallCap Growth Fund
   Small Cap Value Fund               SmallCap Value Fund
   U.S. Government Securities Fund    Mortgage Securities Fund
   West Coast Equity Fund             West Coast Equity Fund

OTHER COMMON RISKS . Each of the Portfolios may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options. Therefore, the Portfolios are subject to the risks associated with such investments including:

  .Fixed-Income            .U.S. Government
    Securities Risk          Securities Risk           . Derivatives Risk



HISTORICAL PERFORMANCE
A bar chart and table showing the historical investment performance of each SAM Portfolio are provided with the description of each Portfolio. The bar chart for each Portfolio shows how the Portfolio's total return has varied year-by-year, and the table for the Portfolio shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Portfolio. A Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. Each Portfolio's investment return is net of the operating expenses of each of the Underlying Funds.

                           FLEXIBLE INCOME PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide a high level of total return
          (consisting of reinvestment of income with some capital appreciation). In general, relative to the other Portfolios, the Flexible Income Portfolio should offer investors the potential for a high level of income and a low level of capital growth, while exposing them to a low level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio operates as a fund of funds and invests principally in Underlying Funds.

The Portfolio generally invests no more than 30% of its net assets in underlying Equity Funds.


The Portfolio may invest:
.. Up to 40% of its assets in each of the following underlying Fixed-Income
  Funds: Short-Term Income, Mortgage Securities, Income, High Yield II and Money Market Funds; and, subject to the limits in the prior paragraph,
.. Up to 30% of its assets in each of the following underlying Equity Funds: Real
  Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value and SmallCap Growth.

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements and derivatives.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"1997"10.25

"1998"9.24


"1999"8.64


"2000"5.1


"2001"4.33


"2002"1.03


"2003"12.08


"2004"5.73


"2005"2.66

"2006" 6.70

 LOGO

   HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q2 '03                                      6.13%
   LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q3 '02                                    -2.01%


 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                              1 YEAR               5 YEARS                10 YEARS
 CLASS A (BEFORE TAXES) .......................................          1.90                 4.61                   6.02
     (AFTER TAXES ON DISTRIBUTIONS)/ //(2)/ ...................          0.58                 3.29                   4.10
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ ..          1.31                 3.17                   4.01
 CLASS B ......................................................          0.85                 4.43                   5.88
 CLASS C ......................................................          4.83                 4.77                   5.66
 Lehman Brothers Aggregate Bond Index /(//3//)/ ...............          4.33                 5.06                   6.24
 S&P 500 Index /(//3//)/ ......................................         15.79                 6.19                   8.42
 20% S&P 500 Index and 80% Lehman Brothers Aggregate Bond Index
 /(//3//)/.....................................................          6.62                 5.44                   6.89
 Morningstar Conservative Allocation Category Average .........          8.17                 5.66                   5.91
 ///(1)/ The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The predecessor portfolio's performance between 1996 and 1999 benefited from the agreement of Edge and its affiliates to limit the portfolio's expenses.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class B and C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
  Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

                        CONSERVATIVE BALANCED PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide a high level of total return
          (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio should offer investors the potential for a medium to high level of income and a medium to low level of capital growth, while exposing them to a medium to low level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio operates as a fund of funds and invests principally in Underlying Funds.

The Portfolio invests between 40% and 80% of its net assets in a combination of underlying Fixed-Income Funds (including the underlying Money Market Fund) and between 20% and 60% of its net assets in underlying Equity Funds.


Subject to the limits in the prior paragraph, the Portfolio may invest:
.. Up to 40% of its assets in each of the following underlying Fixed-Income
  Funds: Short-Term Income, Mortgage Securities, Income, High Yield II and Money Market Funds; and
.. Up to 30% of its assets in each of the following underlying Equity Funds: Real
  Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth and Diversified International Funds.

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements and derivatives.


PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"1997"8.29

"1998"5.28


"1999"1.97


"2000"3.97


"2001"2.2


"2002"-2.98


"2003"15.98


"2004"7.38


"2005"3.8

"2006" 8.66

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                      8.00%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                    -4.84%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

                                                                         1 YEAR               5 YEARS               10 YEARS
  FOR THE PERIODS ENDED DECEMBER 31, 2006
 CLASS A (BEFORE TAXES) .........................................          2.68                5.20                   4.76
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .......................          1.61                4.18                   3.12
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ ....          1.94                3.87                   3.04
 CLASS B ........................................................          2.73                5.23                   4.71
 CLASS C ........................................................          6.71                5.58                   4.55
 Lehman Brothers Aggregate Bond Index /(//3//)/ .................          4.33                5.06                   6.24
 S&P 500 Index /(//3//)/ ........................................         15.79                6.19                   8.42
 40% S&P 500 Index and 60% Lehman Brothers Aggregate Bond Index
 /(//3//)/.......................................................          8.91                5.75                   7.45
 Morningstar Conservative Allocation Category Average ...........          8.17                5.66                   5.91
 ///(1)/
  The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The predecessor portfolio's performance between 1996 and 2003 benefited from the agreement of Edge and its affiliates to limit the portfolio's expenses. Effective August 1, 2000, the investment objective and policies of the predecessor fund changed.
  Accordingly, the performance shown may not reflect what the predecessor fund's performance would have been under its current investment objective and policies.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class B and C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
  Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."


                               BALANCED PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide as high a level of total return
          (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio should offer investors the potential for a medium level of income and a medium level of capital growth, while exposing them to a medium level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio operates as a fund of funds and invests principally in Underlying Funds.
The Portfolio invests between at least 30% and no more than 70% of its net assets in underlying Equity Funds and at least 30% and no more than 70% of its net assets in underlying Fixed-Income Funds and the Money Market Fund.

Subject to the limits in the prior paragraph, the Portfolio may invest:
.. Up to 40% of its assets in each of the following underlying Fixed-Income
  Funds: Short-Term Income, Mortgage Securities, Income, High Yield II and Money Market Funds; and
.. Up to 30% of its assets in each of the following underlying Equity Funds:
   Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth and Diversified International Funds.

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and derivatives.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"1997"10.22

"1998"16.27


"1999"26.97


"2000"0.13


"2001"-0.51


"2002"-9.41


"2003"21.34


"2004"9.23


"2005"5.21

"2006" 10.36

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '99                                     15.37%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                    -8.79%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                              1 YEAR               5 YEARS                10 YEARS
 CLASS A (BEFORE TAXES) .......................................          4.31                 5.67                   7.88
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .....................          3.66                 5.01                   6.35
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)/(2)/ ...          3.06                 4.52                   5.96
 CLASS B ......................................................          4.46                 5.73                   7.83
 CLASS C ......................................................          8.48                 6.08                   7.65
 Lehman Brothers Aggregate Bond Index /(//3//)/ ...............          4.33                 5.06                   6.24
 S&P 500 Index /(//3)/ ........................................         15.79                 6.19                   8.42
 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index
 /(//3//)/ ....................................................         11.20                 5.98                   7.88
 Morningstar Moderate Allocation Category Average .............         11.26                 6.09                   7.12
 ///(1)/
  The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The predecessor portfolio's performance between 1996 and 1999 benefited from the agreement of Edge and its affiliates to limit the portfolio's expenses.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class B shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

                         CONSERVATIVE GROWTH PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio should offer investors the potential for a low to medium level of income and a medium to high level of capital growth, while exposing them to a medium to high level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio operates as a fund of funds and invests principally in Underlying Funds.

The Portfolio generally invests at least 60% of its net assets in underlying Equity Funds.


The Portfolio may invest up to 30% of its assets in each of the following underlying Fixed-Income Funds: Short-Term Income, Mortgage Securities, Income, High Yield II and Money Market Funds; and, subject to the limits in the prior paragraph, may invest up to 40% of its assets in each of the following underlying Equity Funds: Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth and Diversified International Funds.


The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and derivatives.


PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"1997"8.65

"1998"18.82


"1999"40.28


"2000"-2.96


"2001"-4.2


"2002"-15.7


"2003"26.97


"2004"10.88


"2005"6.24

"2006" 11.89

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '99                                         22.16%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02 AND '01                               -12.69%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                              1 YEAR               5 YEARS                10 YEARS
 CLASS A (BEFORE TAXES) .......................................          5.74                 5.92                   8.42
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ .....................          5.54                 5.64                   7.27
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES) /(2)/ ..          3.98                 4.99                   6.72
 CLASS B ......................................................          6.05                 5.99                   8.34
 CLASS C ......................................................         10.01                 6.32                   8.15
 Lehman Brothers Aggregate Bond Index /(//3//)/ ...............          4.33                 5.06                   6.24
 S&P 500 Index /(//3//)/ ......................................         15.79                 6.19                   8.42
 80% S&P 500 Index and 20% Lehman Brothers Aggregate Bond Index
 /(//3//)/.....................................................         13.50                 6.12                   8.21
 Morningstar Moderate Allocation Category Average .............         11.26                 6.09                   7.12
 ///(1)/
  The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The predecessor portfolio's performance between 1996 and 1999 benefited from the agreement of Edge and its affiliates to limit the portfolio's expenses.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class B and C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
  Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."


                           STRATEGIC GROWTH PORTFOLIO

OBJECTIVE: The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio should offer investors the potential for a high level of capital growth, and a corresponding level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES
The Portfolio operates as a fund of funds and invests principally in Underlying Funds.

The Portfolio generally invests at least 75% of its net assets in underlying Equity Funds.


The Portfolio may invest:
  . Up to 25% of its assets in each of the following underlying Fixed-Income
    Funds: Short-Term Income, High Yield II and Money Market Funds; and, subject to the limits in the prior paragraph,
  . Up to 50% of its assets in each of the following underlying Equity Funds:
    Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth and Diversified International Funds.

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and derivatives.

PERFORMANCE
The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR (CLASS A SHARES) /(1)/

"1997"12.38

"1998"22.63


"1999"44.48


"2000"-4.43


"2001"-6.69


"2002"-20.85


"2003"31.27


"2004"11.92


"2005"6.98

"2006" 12.75

LOGO

  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '99                                     25.23%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                   -16.73%

 AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGE) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                       1 YEAR                  5 YEARS                   10 YEARS
 CLASS A (BEFORE TAXES) ..............................           6.53                    5.80                       8.94
     (AFTER TAXES ON DISTRIBUTIONS) /(2)/ ............           6.34                    5.70                       7.87
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES)
     /(2)/............................................           4.49                    4.99                       7.24
 CLASS B .............................................           6.90                    5.86                       8.89
 CLASS C .............................................          10.89                    6.23                       8.64
 Lehman Brothers Aggregate Bond Index /(//3//)/ ......           4.33                    5.06                       6.24
 S&P 500 Index /(//3//)/ .............................          15.79                    6.19                       8.42
 Russell 3000 Index /(//3//)/ ........................          15.72                    7.17                       8.64
 Morningstar Large Blend Category Average ............          14.12                    5.92                       7.79
 ///(1)/
  The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The predecessor portfolio's performance between 1996 and 1999 benefited from the agreement of Edge and its affiliates to limit the portfolio's expenses.
 ///(2)/
  After-tax returns are shown for Class A shares only and would be different for Class B and C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
  Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses, or taxes.
  For further information about the Fund's performance, see "Risk/Return Summary - Investment Results."

FEES AND EXPENSES OF THE PORTFOLIOS
Each of the Portfolios offers Class A, Class B, and Class C shares, which are subject to different fees and expenses. This section describes the fees and expenses that you may pay if you invest in Class A, Class B, or Class C shares of a Portfolio. Estimated expenses of the underlying funds in which the portfolios invest are included.

                                                                    ANNUAL FUND OPERATING EXPENSES
              10 YEARS                                                       (ESTIMATED)
                                                                          (EXPENSES THAT ARE
                                                                      DEDUCTED FROM FUND ASSETS)
                                                                                                           ACQUIRED
                                                                                                             FUND         TOTAL
                                                                                                         ("UNDERLYING    ANNUAL
                                                                       GROSS                   NET FEES     FUND")        FUND
                                      MANAGEMENT   12B-1     OTHER    FEES AND     EXPENSE       AND       FEES AND     OPERATING
  CLASS A SHARES                         FEES     FEES /1/  EXPENSES  EXPENSES  REIMBURSEMENT  EXPENSE     EXPENSES     EXPENSES
 Flexible Income Portfolio /2/          0.31%      0.25%     0.11%     0.67%        0.00%       0.67%       0.56%         1.23%
 Conservative Balanced Portfolio /3/    0.31       0.25      0.12      0.68         0.00        0.68        0.59          1.27
 Balanced Portfolio /4/                 0.31       0.25      0.10      0.66         0.00        0.66        0.62          1.28
 Conservative Growth Portfolio /5/      0.31       0.25      0.11      0.67         0.00        0.67        0.66          1.33
 Strategic Growth Portfolio /6/         0.31       0.25      0.15      0.71         0.01        0.70        0.68          1.38


                                                                    ANNUAL FUND OPERATING EXPENSES
              10 YEARS                                                       (ESTIMATED)
                                                                          (EXPENSES THAT ARE
                                                                      DEDUCTED FROM FUND ASSETS)
                                                                                                           ACQUIRED
                                                                                                             FUND         TOTAL
                                                                                                         ("UNDERLYING    ANNUAL
                                                                       GROSS                   NET FEES     FUND")        FUND
                                      MANAGEMENT   12B-1     OTHER    FEES AND     EXPENSE       AND       FEES AND     OPERATING
  CLASS B SHARES                         FEES     FEES /1/  EXPENSES  EXPENSES  REIMBURSEMENT  EXPENSE     EXPENSES     EXPENSES
 Flexible Income Portfolio /2/          0.31%      1.00%     0.13%     1.44%        0.00%       1.44%       0.56%         2.00%
 Conservative Balanced Portfolio /3/    0.31       1.00      0.14      1.45         0.00        1.45        0.59          2.04
 Balanced Portfolio /4/                 0.31       1.00      0.12      1.43         0.00        1.43        0.62          2.05
 Conservative Growth Portfolio /5/      0.31       1.00      0.13      1.44         0.00        1.44        0.66          2.10
 Strategic Growth Portfolio /6/         0.31       1.00      0.17      1.48         0.01        1.47        0.68          2.15

                 10 YEARS                                         ANNUAL FUND OPERATING EXPENSES (ESTIMATED)
                                                                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



                                                                                              GROSS
                                             MANAGEMENT         12B-1          OTHER        FEES AND          EXPENSE
  CLASS C SHARES                                FEES          FEES /1/       EXPENSES       EXPENSES       REIMBURSEMENT
 Flexible Income Portfolio /2/                  0.31%           1.00%          0.12%          1.43%            0.00%
 Conservative Balanced Portfolio /3/            0.31            1.00           0.12           1.43             0.00
 Balanced Portfolio /4/                         0.31            1.00           0.10           1.41             0.00
 Conservative Growth Portfolio /5/              0.31            1.00           0.12           1.43             0.00
 Strategic Growth Portfolio /6/                 0.31            1.00           0.16           1.47             0.01
 ///1/
  12b-1 fees represent distribution and service fees that are paid to the Fund's Distributor. See "Distribution Plan and Additional
  Information Regarding Intermediary Compensation."
 ///2/Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses, excluding expenses of the Underlying Funds, (expressed as a percent of average net assets attributable to Class A, Class B, and Class C shares on an annualized basis) not to exceed 0.67% for Class A, 1.44% for Class B, and 1.43% for Class C shares.
 ///3/Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses, excluding expenses of the Underlying Funds, (expressed as a percent of average net assets attributable to Class A, Class B, and Class C shares on an annualized basis) not to exceed 0.68% for Class A, 1.45% for Class B, and 1.43% for Class C shares.
 ///4/Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses, excluding expenses of the Underlying Funds, (expressed as a percent of average net assets attributable to Class A, Class B, and Class C shares on an annualized basis) not to exceed 0.66% for Class A, 1.43% for Class B, and 1.42% for Class C shares.
 ///5/Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses, excluding expenses of the Underlying Funds, (expressed as a percent of average net assets attributable to Class A, Class B and Class C shares on an annualized basis) not to exceed 0.68% for Class A, 1.45% for Class B and 1.44% for Class C shares.
 ///6/Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses, excluding expenses of the Underlying Funds, (expressed as a percent of average net assets attributable to Class A, Class B and Class C shares on an annualized basis) not to exceed 0.70% for Class A, 1.47% for Class B and 1.46% for Class C shares.
                 10 YEARS

                                                              ACQUIRED            TOTAL
                                                                FUND              ANNUAL
                                             NET FEES       ("UNDERLYING           FUND
                                                AND            FUND")           OPERATING
  CLASS C SHARES                              EXPENSE         FEES AND           EXPENSES
                                                              EXPENSES
 Flexible Income Portfolio /2/                 1.43%            0.56%             1.99%
 Conservative Balanced Portfolio /3/           1.43             0.59              2.02
 Balanced Portfolio /4/                        1.41             0.62              2.03
 Conservative Growth Portfolio /5/             1.43             0.66              2.09
 Strategic Growth Portfolio /6/                1.46             0.68              2.14
 ///1/
  12b-1 fees represent distribution and service fees that are paid to the Fund's Distributor. See "Distribution Plan and Additional
  Information Regarding Intermediary Compensation."
 ///2/Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses, excluding expenses of the Underlying Funds, (expressed as a percent of average net assets attributable to Class A, Class B, and Class C shares on an annualized basis) not to exceed 0.67% for Class A, 1.44% for Class B, and 1.43% for Class C shares.
 ///3/Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses, excluding expenses of the Underlying Funds, (expressed as a percent of average net assets attributable to Class A, Class B, and Class C shares on an annualized basis) not to exceed 0.68% for Class A, 1.45% for Class B, and 1.43% for Class C shares.
 ///4/Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses, excluding expenses of the Underlying Funds, (expressed as a percent of average net assets attributable to Class A, Class B, and Class C shares on an annualized basis) not to exceed 0.66% for Class A, 1.43% for Class B, and 1.42% for Class C shares.
 ///5/Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses, excluding expenses of the Underlying Funds, (expressed as a percent of average net assets attributable to Class A, Class B and Class C shares on an annualized basis) not to exceed 0.68% for Class A, 1.45% for Class B and 1.44% for Class C shares.
 ///6/Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses, excluding expenses of the Underlying Funds, (expressed as a percent of average net assets attributable to Class A, Class B and Class C shares on an annualized basis) not to exceed 0.70% for Class A, 1.47% for Class B and 1.46% for Class C shares.



An affiliate of the Distributor may pay to intermediaries, with respect to shares of the SAM Portfolios, a revenue sharing fee accrued daily and payable monthly at the annual rate of 0.50% (0.25% for Class C Shares) of the average daily net assets of such shares sold prior to March 1, 2006, and held continuously by customers of the intermediaries, in addition to any dealer allowance, sales commissions, and/or service fees payable by the Distributor set forth above. This fee may be modified or terminated at any time upon notice to the intermediary and the intermediary may decline to accept this fee at any time upon written notice to the Distributor.


EXAMPLE
The examples below are intended to help you compare the cost of investing in the SAM Portfolios with the costs of investing in other mutual funds. The examples assume that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses, including the operating expenses of the Underlying Funds, remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                  CLASS A SHARES
 ------------------------------------------------------------------------------------------------------------------
                                         IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 ------------------------------------------------------------------------------------------------------------------
                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------
                                        1        3          5         10            1       3         5          10
 FLEXIBLE INCOME PORTFOLIO         $570     $823     $1,095     $1,872          $570    $823    $1,095     $1,872
 CONSERVATIVE BALANCED PORTFOLIO    672      931      1,209      2,000           672     931     1,209      2,000
 BALANCED PORTFOLIO                 673      934      1,214      2,010           673     934     1,214      2,010
 CONSERVATIVE GROWTH PORTFOLIO      678      948      1,238      2,063           678     948     1,238      2,063
 STRATEGIC GROWTH PORTFOLIO         683      965      1,268      2,126           683     965     1,268      2,126

                                                CLASS B SHARES
 --------------------------------------------------------------------------------------------------------------
                                      IF YOU SELL YOUR SHARES                IF YOU DO NOT SELL YOUR SHARES

 --------------------------------------------------------------------------------------------------------------
                                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------
                                     1         3         5        10            1       3         5          10
 FLEXIBLE INCOME PORTFOLIO       $703    $1,027    $1,278    $2,129         $203    $627    $1,078     $2,129
 CONSERVATIVE BALANCED
 PORTFOLIO                        707     1,040     1,298     2,171          207     640     1,098      2,171
 BALANCED PORTFOLIO               708     1,043     1,303     2,182          208     643     1,103      2,182
 CONSERVATIVE GROWTH PORTFOLIO    713     1,058     1,329     2,234          213     658     1,129      2,234
 STRATEGIC GROWTH PORTFOLIO       718     1,075     1,358     2,297          218     675     1,158      2,297

                                                  CLASS C SHARES
 ------------------------------------------------------------------------------------------------------------------
                                         IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 ------------------------------------------------------------------------------------------------------------------
                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------
                                        1        3          5         10            1       3         5          10
 FLEXIBLE INCOME PORTFOLIO         $302     $624     $1,073     $2,317          $202    $624    $1,073     $2,317
 CONSERVATIVE BALANCED PORTFOLIO    305      634      1,088      2,348           205     634     1,088      2,345
 BALANCED PORTFOLIO                 306      637      1,093      2,358           206     637     1,093      2,358
 CONSERVATIVE GROWTH PORTFOLIO      312      655      1,124      2,421           212     655     1,124      2,421
 STRATEGIC GROWTH PORTFOLIO         317      672      1,153      2,482           217     672     1,153      2,482

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS

This section describes the fees and expenses you may pay if you invest in Class A, B, or C shares of a Fund. You may pay both one-time fees and ongoing fees. The table below shows the one-time fees you may pay directly if you invest in a Fund. The ongoing fees are the operating expenses of a Fund, which are described in a table provided with the description of each Fund. The ongoing operating expenses include fees paid to a Fund's manager, underwriter and others who provide services to the Fund. These expenses reduce the value of each share you own.


Fees and expenses are important because they lower your earnings. However, low costs do not guarantee higher earnings. For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge. Before investing, you should be sure you understand the nature of different costs. Your Investment Representative can help you with this process. An example of the impact of both the one-time and ongoing fees on an investment in a Fund is also provided with the description of each Fund.


YOU MAY OBTAIN MORE INFORMATION ABOUT SALES CHARGE REDUCTIONS AND WAIVERS THROUGH A LINK ON THE FUND'S WEBSITE AT WWW.PRINCIPALFUNDS.COM, FROM THE SAI OR FROM YOUR INVESTMENT REPRESENTATIVE.


ONE-TIME FEES
.. You may pay a one-time sales charge for each purchase (Class A shares) or redemption (Class B or Class C shares).
  . Class A shares may be purchased at a price equal to the share price plus an initial sales charge. Investments of $1 million or more of Class A shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC) at the time of redemption.
  . Class B and Class C shares have no initial sales charge but may be subject to a CDSC. If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.
.. An excessive trading fee of 1.00% is charged on redemptions or exchanges of a Fund's Class A, Class B, and Class C shares of $30,000, or more if the shares were purchased within 30 days of the redemption or exchange. The fee does not apply to redemptions made: through an Automatic Exchange Election or a Periodic Withdrawal Plan; due to a shareholder's death or disability (as defined in the Internal Revenue Code); or to satisfy minimum distribution rules imposed by the Internal Revenue Code. The fee is calculated as a percentage of market value of the shares redeemed or exchanged at the time of redemption or exchange (without regard to the effect of any CDSC that may apply). The excessive trading fee does not apply to shares redeemed/exchanged from the Money Market Fund.

The table below describes the one-time fees that you may pay directly if you buy or redeem shares of a Fund.

                              SHAREHOLDER FEES
                  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                  CLASS A         CLASS B          CLASS C
                                  -------         -------          -------
MAXIMUM SALES CHARGE IMPOSED
ON PURCHASES
(AS A % OF OFFERING PRICE)           /               /                /
 All Equity Funds, except
 LargeCap S&P 500 Index Fund      5.50%/(//1//)/  None             None
 Municipal Funds, All
 Fixed-Income Funds, except
 Short-Term Bond, Short-Term
 Income, and Ultra Short Bond
 Funds                            4.50%/(//1//)/  None             None
 Short-Term Bond and
 Short-Term Income Funds          2.50%/(1)/       N/A             None
 LargeCap S&P 500 Index Fund      1.50%/(//1//)/   N/A             None
 Ultra Short Bond Fund            1.00%/(//1//)/   N/A             None
 Money Market Fund             None               None             None
MAXIMUM CONTINGENT DEFERRED
SALES CHARGE (CDSC)
(AS A % OF DOLLARS SUBJECT TO
CHARGE)
 All Funds except LargeCap
 S&P 500 Index, Short-Term
 Bond, Short-Term Income and
 Ultra Short Bond Funds           1.00%/(//2//)/  5.00%/(//4//)/   1.00%/(//5//)/
 LargeCap S&P 500 Index,
 Short-Term Bond, Short-Term
 Income and Ultra Short Bond
 Funds                            0.25%/(//2//)/   N/A              N/A
REDEMPTION OR EXCHANGE FEE
(AS A % OF AMOUNT
REDEEMED/EXCHANGED)                  /               /                /
 All Funds except Money
 Market Fund                      1.00%/(//3//)/  1.00%/(//3//)/   1.00%/(//3//)/
 Money Market Fund                  None          None             None


/ //(//1//)/ Sales charges are reduced or eliminated for purchases of $50,000
 ($250,000 for the Ultra Short Bond Fund) or more. See "Front-end sales charge - Class A shares."
/ //(//2//)/ A contingent deferred sales charge applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
/ //(//3//)/ Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged from one Fund to another Fund within 30 days after they are purchased.
/ //(//4//)/ Contingent deferred sales charges are reduced after 24 months and eliminated after 5 years.
/ //(5)/ A contingent deferred sales charge applies on certain redemptions made within 12 months.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The information in this section does not directly apply to the Principal LifeTime Funds or the Strategic Asset Management ("SAM") Portfolios, except to the extent the Principal LifeTime Funds or SAM Portfolios invest in securities other than the Underlying Funds. The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES

MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Although not a principal investment strategy, each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with parties a Sub-Advisor deems creditworthy. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty's collateral invested by the Fund declines in value as a result of investment losses.

REVERSE REPURCHASE AGREEMENTS
A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

CURRENCY CONTRACTS
 A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
Although not a principal investment strategy, each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of the Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Funds may invest in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES
The Bond & Mortgage Securities, Equity Income I, Income, High Yield II, Inflation Protection, MidCap Stock, Short-Term Bond, Tax-Exempt Bond I, Ultra Short Bond, and West Coast Equity Funds may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative. Each of the Principal LifeTime Funds and Strategic Asset Management Portfolios may invest in underlying funds that may invest in such securities.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Sub-Advisor thinks it is in the best interest of shareholders.


MUNICIPAL OBLIGATIONS, LEASES, AND AMT-SUBJECT BONDS
The two principal classifications of municipal bonds are ''general obligation'' and ''revenue'' bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer's full taxing authority. Generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.

The California Insured Intermediate Municipal Fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, ''lease obligations'') of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. Certain of these lease obligations contain ''non-appropriation'' clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the ''non-appropriation'' risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a ''non-appropriation'' lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.


''AMT-subject bonds'' are municipal obligations issued to finance certain ''private activities,'' such as bonds used to finance airports, housing projects, student loan programs, and water and sewer projects. Interest on AMT-subject bonds is an item of tax preference for purposes of the federal individual alternative minimum tax ("AMT") and will also give rise to corporate alternative minimum taxes. See ''Tax Considerations'' for a discussion of the tax consequences of investing in the Funds.


Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of the Fund to purchase sufficient amounts of tax-exempt securities.


REAL ESTATE INVESTMENT TRUSTS
The Funds, except the Money Market Fund, may invest in real estate investment trust securities, herein referred to as ''REITs.'' In addition, the Real Estate Securities Fund typically invests a significant portion of its net assets in REITs. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT's expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.


INITIAL PUBLIC OFFERINGS ("IPOS")
Certain of the Funds may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, future contracts, options on futures contracts, and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment; and .. the possibility that the counterparty may fail to perform its obligations.

EXCHANGE TRADED FUNDS (ETFS)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Funds could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.


FOREIGN INVESTING
As a principal investment strategy, the Diversified International and International Emerging Markets Funds may each invest Fund assets in securities of foreign companies. The other Funds (except California Insured Intermediate Municipal, California Municipal, Government & High Quality Bond, Mortgage Securities, Tax-Exempt Bond and Tax-Exempt Bond I) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S. and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility, or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the risks of the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political, and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade.


GEOGRAPHIC CONCENTRATION
Potential investors in the West Coast Equity, California Insured Intermediate Municipal, and California Municipal Funds should consider the possibility of greater risk arising from the geographic concentration of their investments, as well as the current and past financial condition of California municipal issuers in the case of the municipal funds. In addition to factors affecting the state or regional economy, certain California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions, and voter initiatives could result in certain adverse consequences affecting California municipal obligations. See the SAI for a more detailed description of these risks.

SMALL AND MEDIUM CAPITALIZATION COMPANIES
The Funds (except Government & High Quality Bond) may invest in securities of companies with small- or mid-sized market capitalizations. The Bond & Mortgage Securities, Disciplined LargeCap Blend, Short-Term Bond, Inflation Protection, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, and Preferred Securities Funds may hold securities of small and medium capitalization companies but not as a principal investment strategy. The international funds invest in the securities of foreign corporations without regard to the market capitalizations of those companies. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.


TEMPORARY DEFENSIVE MEASURES
From time to time, as part of its investment strategy, each Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that a Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, a Fund may fail to achieve its investment objective.


FUND OF FUNDS
The performance and risks of each Principal LifeTime Fund and Strategic Asset Management ("SAM") Portfolio directly corresponds to the performance and risks of the underlying funds in which the Fund or Portfolio invests. By investing in many underlying funds, the Principal LifeTime Funds and the SAM Portfolios have partial exposure to the risks of many different areas of the market. The more a Principal LifeTime Fund or SAM Portfolio allocates to stock funds, the greater the expected risk.

Each Principal LifeTime Fund and SAM Portfolio indirectly bears its pro-rata share of the expenses of the Underlying Funds in which it invests, as well as directly incurring expenses. Therefore, investment in a Principal LifeTime Fund or SAM Portfolio may be more costly than investing directly in shares of the Underlying Funds. If you are considering investing in a Principal LifeTime Fund, you should take into account your estimated retirement date and risk tolerance. In general, each Principal LifeTime Fund is managed with the assumption that the investor will invest in a Principal LifeTime Fund whose stated date is closest to the date the shareholder retires. Choosing a Fund targeting an earlier date represents a more conservative choice; targeting a Fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the Fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the Principal LifeTime Funds are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.

The risks associated with investing in an Underlying Fund of a fund of funds are discussed in Appendix A under Underlying Fund Risk.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have high portfolio turnover.

Funds with high turnover rates (more than 100%) often have higher transaction costs (that are paid by the Fund) that may have an adverse impact on Fund performance and may generate short-term capital gains (on which taxes may be imposed even if no shares of the Fund are sold during the year). No turnover rate can be calculated for the Money Market Fund because of the short maturities of the securities in which it invests. Turnover rates for each of the other Funds may be found in the Fund's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT OF THE FUNDS


THE MANAGER
Principal Management Corporation ("Principal") serves as the manager for the Fund. Through the Management Agreement with the Fund, Principal provides investment advisory and certain corporate administrative services to the Fund.

Principal is an indirect subsidiary of Principal Financial Group, Inc. and has managed mutual funds since 1969. Principal's address is Principal Financial Group, Des Moines, Iowa 50392-2080.


Principal provides a substantial part of the investment advisory services to each of the Principal LifeTime Funds directly, while engaging PGI as a sub-advisor to provide asset allocation services to the Funds. The portfolio manager appointed by Principal for each Principal LifeTime Fund is Douglas A. Loeffler. The portfolio manager appointed by PGI for each Principal LifeTime Fund is Dirk Laschanzky. On behalf of PGI, Mr. Laschanzky develops, implements and monitors the Fund's strategic or long-term asset class targets and target ranges. On behalf of Principal, Mr. Loeffler implements the strategic asset allocation Mr. Laschanzky sets.


DOUGLAS A. LOEFFLER, CFA . Mr. Loeffler is a Vice President of Principal. He is the senior member of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program. He is responsible for preparing periodic evaluation reports including both qualitative and quantitative analysis. Mr. Loeffler participates in the manager selection process and portfolio reviews. Joining Principal in 2004, he has 16 years of investment experience including 14 years in the mutual fund industry (Scudder and Founders Asset Management). His background includes quantitative analysis, fundamental analysis and portfolio management focusing on non-U.S. stocks. Mr. Loeffler earned an MBA in Finance at the University of Chicago and a degree in Economics from Washington State University. He has earned the right to use the Chartered Financial Analyst designation.

THE SUB-ADVISORS
Principal has signed contracts with various Sub-Advisors. Under the sub-advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Fund. For these services, the Sub-Advisor is paid a fee by Principal. Information regarding Sub-Advisors and individual portfolio managers is set forth below. The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in each of the Funds.

SUB-ADVISOR: AllianceBernstein L.P. ("AllianceBernstein"). AllianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105.

The management of and investment decisions for the Fund's portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the Sub-Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund's portfolio are: Marilyn Fedak, John Mahedy, John Phillips and Chris Marx.

                                                                                   DAY-TO-DAY
           FUND                                                                    FUND MANAGEMENT
           ----                                                                    ---------------
           Partners LargeCap Value                                                 Marilyn G. Fedak
                                                                                   Mark R. Gordon
                                                                                   John Mahedy
                                                                                   Chris Marx
                                                                                   John D. Phillips, Jr.




MARILYN G. FEDAK, CFA . Ms. Fedak joined Bernstein in 1984 as a senior portfolio manager. An Executive Vice President of AllianceBernstein since 2000, she is Head of Global Value Equities and chair of the US Large Cap Value Equity Investment Policy Group. Ms. Fedak serves on AllianceBernstein's Management Executive Committee and is also a Director of SCB Inc. She earned a BA from Smith College and an MBA from Harvard University. She has also earned the right to use the Chartered Financial Analyst designation.



MARK R. GORDON, CFA . Mr. Gordon joined the firm in 1983. In 2004, he assumed the position of Executive Vice President and Director of Global Quantitative Research. Mr. Gordon also serves on AllianceBernstein's Executive Committee. He earned a BS from Brown University, and pursued graduate studies in applied mathematics and statistics at Princeton University and New York University. Mr. Gordon has earned the right to use the Chartered Financial Analyst designation.



JOHN MAHEDY, CPA . Mr. Mahedy was named Co-CIO-US Value equities in 2003. He continues to serve as director of research-US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst at AllianceBernstein's institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001. He earned a BS and an MBA from New York University.



CHRISTOPHER W. MARX . Mr. Marx joined the firm in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Mr. Marx earned an AB in Economics from Harvard, and an MBA from the Stanford Graduate School of Business.



JOHN D. PHILLIPS, JR., CFA . Mr. Phillips joined the firm in 1994 and is a senior portfolio manager and member of the US Value Equities Investment Policy Group. He is also chairman of AllianceBernstein's Proxy Voting Committee. Mr. Phillips earned a BA from Hamilton College and an MBA from Harvard University. He has also earned the right to use the Chartered Financial Analyst designation.

SUB-ADVISOR: American Century Investment Management, Inc. ("American Century") was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Growth II  Prescott LeGard
                                        Gregory Woodhams




E.A. PRESCOTT LEGARD, CFA . Mr. LeGard is a Vice President and Portfolio Manager for American Century. Mr. LeGard joined the company in 1999. Before joining the company, he was an Equity Analyst for USAA Investment Management where he analyzed technology companies. He has worked in the investment industry since 1993. Mr. LeGard holds a BA degree in Economics from DePauw University. He has earned the right to use the Chartered Financial Analyst designation.



GREGORY J. WOODHAMS, CFA . Mr. Woodhams is a Vice President and Senior Portfolio Manager for American Century. Mr. Woodhams has worked in the financial industry since 1992 and joined American Century in 1997. Previously, he was Vice President and Director of Equity Research at Texas Commerce Bank. Mr. Woodhams holds a Bachelor's degree in Economics from Rice University and a Master's degree in Economics from the University of Wisconsin at Madison. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: BNY Investment Advisors ("BNY"), a separately identifiable division of The Bank of New York, is located at 1633 Broadway, NY, NY 10019. Founded by Alexander Hamilton in 1784, The Bank of New York is one of the largest commercial banks in the United States, with over $102 billion in assets. The Bank of New York began offering investment services in the 1830s and manages investments for institutions and individuals.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Growth II  James Boffa
                                        Kurt Zyla
           Partners LargeCap Value      James Boffa
                                        Kurt Zyla




JAMES BOFFA . Mr. Boffa is a Senior Short Term Portfolio Manager in the Short Term Money Management Department of BNY. He began his career with The Bank of New York in 1980 managing an Operations Group. Mr. Boffa specializes in the management of overnight Short Term portfolios. He earned a Bachelor's degree in Business and Psychology from Pace University.



KURT ZYLA . Mr. Zyla is the Managing Director and Division Head of Index Fund Management at BNY. Prior to managing the Division in 1998, he was an index portfolio manager and worked in the Special Investment Products area, focusing on portfolio transitions/liquidations and equity derivative product strategies. Before joining BNY in 1989, Mr. Zyla worked in the Specialty Chemical's Division of Engelhard Corporation in the areas of technical sales and product management. He earned a BS in Chemical Engineering from New Jersey Institute of Technology and an MBA from New York University's Stern School of Business.

SUB-ADVISOR: Columbus Circle Investors ("CCI") is an affiliate of PGI and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           LargeCap Growth              Anthony Rizza




ANTHONY RIZZA, CFA . Mr. Rizza, portfolio manager, joined CCI in 1991. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

SUB-ADVISOR: Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.)
         ("Edge") is an affiliate of Principal and a member of the Principal Financial Group. Edge has been in the business of investment management since 1944. Its address is 1201 Third Avenue, 8th Floor, Seattle, WA 98101.

                                                  DAY-TO-DAY
           FUND                                   FUND MANAGEMENT
           ----                                   ---------------
           Equity Income I                        Joseph T. Suty
           High Yield II                          Gary J. Pokrzywinski
           Income                                 John R. Friedl
                                                  Gary J. Pokrzywinski
           MidCap Stock                           Daniel R. Coleman
           Mortgage Securities                    Craig V. Sosey
           Short-Term Income                      Craig V. Sosey
           Strategic Asset Management Portfolios  Randall L. Yoakum
             Balanced Portfolio                   Michael D. Meighan
             Conservative Balanced Portfolio
             Conservative Growth Portfolio
             Flexible Income Portfolio
             Strategic Growth Portfolio
           West Coast Equity                      Philip M. Foreman




DANIEL R. COLEMAN . Mr. Coleman, First Vice President, Head of Equity Investment Team and Senior Portfolio Manager of Edge, leads a team of investment professionals that is responsible for the management of the Equity Funds for which Edge serves as sub-advisor (Equity Income I, MidCap Stock, and West Coast Equity). Mr. Coleman has had primary responsibility for the day-to-day management of the predecessor Mid Cap Stock Fund, since December 2001. Mr. Coleman joined Edge in October 2001. Prior to that, he was Vice President and Senior Manager of Business Development at InfoSpace, Inc./Go2Net from 2000 until 2001, and Member and General Partner of Brookhaven Capital Management LLC/ Clyde Hill Research from 1989 until 2000.



PHILIP M. FOREMAN, CFA . Mr. Foreman, Vice President and Senior Portfolio Manager of Edge, has been responsible for the day-to-day management of the predecessor West Coast Equity Fund since 2002. Mr. Foreman has been employed by Edge since January of 2002. Prior to that, Mr. Foreman was Senior Vice President and Equity Mutual Fund Manager at Evergreen Asset Management Co. from 1999 until 2002, and Vice President and Senior Portfolio Manager at Edge from 1991 until 1999.

JOHN R. FRIEDL, CFA . Mr. Friedl, Vice President and Portfolio Manager, has been co-manager of the predecessor Income Fund with Gary J. Pokrzywinski since March 2005. He has been employed as an investment professional at Edge since August 1998. He is responsible for the day-to-day management of the Fund.



MICHAEL D. MEIGHAN, CFA . Mr. Meighan, Vice President and Senior Portfolio Manager of Edge, was responsible for co-managing the predecessor SAM Portfolios with Mr. Yoakum (see below) beginning March 2003. Mr. Meighan joined Edge in 1999. Between 1993 and 1999, he was employed with Mr. Yoakum at D.A. Davidson & Co. as a Portfolio Manager and Senior Analyst for its asset allocation product.



GARY J. POKRZYWINSKI, CFA . Mr. Pokrzywinski, Chief Investment Officer, Senior Vice President, and Senior Portfolio Manager of Edge. Since March 2005, he has been responsible for co-managing the predecessor Income Fund with John Friedl. As co-manager, Mr. Pokrzywinski contributes to the establishment of the philosophy and long term structure of the Fund. Between 1992 and March 2005 he had primary responsibility for the day-to-day management of the Income Fund. Mr. Pokrzywinski has been employed by Edge since July 1992.



CRAIG V. SOSEY . Mr. Sosey, Vice President and Senior Portfolio Manager of Edge, has had primary responsibility for the day-to-day management of the predecessor Short Term Income and predecessor U.S. Government Securities Funds since January 2000 and November 1998, respectively. He has been employed by Edge since May 1998. Prior to that, he was the Assistant Treasurer of California Federal Bank, where he worked for over eight years.



JOSEPH T. SUTY, CFA . Mr. Suty, Vice President and Senior Portfolio Manager of Edge, has been responsible for the day-to-day management of the predecessor Equity Income Fund since October 2005. Prior to joining Edge in September 2005, Mr. Suty managed personal and foundation portfolios from January 2005 until August 2005. From December 1991 until December 2004, Mr. Suty was a portfolio manager of large-cap value stocks at Washington Capital Management, Inc., where he was a principal and director of the firm.



RANDALL L. YOAKUM, CFA . Mr. Yoakum, Senior Vice President and Chief Investment Strategist of Edge, led a team of investment professionals in managing the predecessor SAM Portfolios beginning January 1999. Between 1997 and 1999, Mr. Yoakum was Chief Investment Officer for D.A. Davidson & Co. Between 1994 and 1997, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen's Trust Company, and, prior to that, Mr. Yoakum was Senior Vice President and Chief Equity Officer for Composite Research & Management Co. (the predecessor to WM Advisors) for eight years.


SUB-ADVISOR: Emerald Advisers, Inc. ("Emerald") is a wholly owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, PA 17601.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Growth II  Joseph W. Garner
                                        Kenneth G. Mertz II
                                        Stacey L. Sears



The portfolio management and strategy team have long tenures at Emerald, with Ms. Sears joining Emerald in 1991, Mr. Mertz in 1992 and Mr. Garner in 1994.

JOSEPH W. GARNER . Mr. Garner joined Emerald in 1994 and serves as Director of Emerald Research and Portfolio Manager. Prior to joining Emerald, Mr. Garner was the Program Manager of the Pennsylvania Economic Development Financing Authority (PEDFA); an Economic Development Analyst with the PA Department of Commerce's Office of Technology Development; and an Industry Research Analyst with the Pittsburgh High Technology Council. Mr. Garner earned an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.



KENNETH G. MERTZ II, CFA. . Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc. Formerly he served as Past Trustee, Vice President of the Emerald Mutual Funds (1992-2005) and Chief Investment Officer of the Pennsylvania State Employees' Retirement System (1985-1992). He earned a BA in Economics from Millersville University.


Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz, Ms. Sears and Mr. Garner work as a team developing strategy.



STACEY L. SEARS . Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. She is co-manager of the Forward Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears earned a BS in Business Administration from Millersville University and an MBA from Villanova University.


SUB-ADVISOR: Essex Investment Management Company, LLC ("Essex") is a
         Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. Its address is 125 High Street, 29th Floor, Boston, MA 02110.

                                             DAY-TO-DAY
           FUND                              FUND MANAGEMENT
           ----                              ---------------
           Partners SmallCap Growth Fund II  Nancy B. Prial




NANCY B. PRIAL, CFA . Ms. Prial is a Portfolio Manager on the Essex Small-Micro Cap Growth and Small-Mid Cap Growth strategies. Prior to joining the firm, she spent six years at The Burridge Group, LLC as Vice President and Chief Investment Officer and four years at the Twentieth Century Division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager. Ms. Prial graduated from Bucknell University with a BS in Electrical Engineering and a BA in Mathematics. She also earned an MBA from Harvard Business School. Ms. Prial has earned the right to use the Chartered Financial Analyst designation.

SUB-ADVISOR: Goldman Sachs Asset Management, L.P. ("Goldman Sachs") is part of the Investment Management Division ("IMD") of Goldman, Sachs & Co. Goldman Sach's principal office is located at 32 Old Slip, New York, NY 10005.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend I    Melissa R. Brown
                                        Robert C. Jones




MELISSA R. BROWN, CFA . Ms. Brown is a senior portfolio manager responsible for the US Portfolios for the Global Quantitative Equity ("GQE") group. A member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown joined Goldman Sachs as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities. She earned an MBA from New York University. She has earned the right to use the Chartered Financial Analyst designation.



ROBERT C. JONES, CFA . Mr. Jones is the Chief Investment Officer and a senior portfolio manager for the GQE group. He brings 20 years of investment experience to his work in managing the GQE group. Mr. Jones joined Goldman Sachs as a portfolio manager in 1989. He earned an MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Jacobs Levy Equity Management, Inc. ("Jacobs Levy") provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity separate accounts for institutional clients. Its address is 100 Campus Drive, Florham Park, NJ 07932-0650.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Value        Bruce Jacobs
                                        Ken Levy




BRUCE JACOBS, PH.D . Dr. Jacobs serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Dr. Jacobs was Senior Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. Dr. Jacobs earned a BA from Columbia College, an MS in Operations Research and Computer Science from Columbia University, an MSIA from Carnegie Mellon University, and an MA in Applied Economics and a Ph.D. in Finance from the University of Pennsylvania's Wharton School.

KEN LEVY, CFA . Mr. Levy serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Mr. Levy was Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. He earned a BA in Economics from Cornell University and an MBA and an MA in Business Economics from the University of Pennsylvania's Wharton School. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Mellon Equity Associates, LLP ("Mellon Equity"), 500 Grant Street,
         Suite 4200, Pittsburgh, PA 15258. Mellon Equity is a wholly owned subsidiary of Mellon Financial Corporation ("Mellon").

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Growth I     Adam T. Logan
                                        John O'Toole




ADAM T. LOGAN, CFA . Joining the company in 1998, Mr. Logan is a portfolio manager and Vice President of Mellon Equity. Previously, he performed duties as a financial analyst in Mellon Financial Corporation's corporate finance department. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz Graduate School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.



JOHN O'TOOLE, CFA . Joining the company in 1990, Mr. O'Toole is a Senior Vice President and a principal of Mellon Equity. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Morgan Stanley Investment Management Inc. d/b/a Van Kampen (''Van
         Kampen''), 1221 Avenue of the Americas, New York, New York 10020, acts as sub-advisor to the California Municipal, California Insured Intermediate Municipal, and Tax-Exempt Bond I Funds. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley, a publicly held global financial services company. Van Kampen provides investment advice to a wide variety of individual, institutional, and investment company clients.

                                             DAY-TO-DAY
           FUND                              FUND MANAGEMENT
           ----                              ---------------
           California Insured Intermediate   Joseph A. Piraro
           Municipal
           California Municipal              Joseph A. Piraro
           Tax-Exempt Bond I                 Thomas M. Byron




THOMAS M. BYRON . Mr. Byron, Vice President of Van Kampen, has had primary responsibility since January 1999 for the day-to-day management of the WM Tax-Exempt Bond Fund, which was combined into the Tax-Exempt Bond Fund I in January 2007. Mr. Byron has been at Van Kampen since 1981 and, prior to taking over responsibility for managing the Fund, he was Head Buyer and Manager of Van Kampen's Unit Investment Trust desk.

JOSEPH A. PIRARO . Mr. Piraro, Executive Director of Van Kampen, has had primary responsibility for the day-to-day management of the California Municipal Fund since May 1992 (prior to January 2007, the Fund was a series of WM Trust II). Mr. Piraro has also had primary responsibility for the day-to-day management of the California Insured Intermediate Municipal Fund since the Fund's inception in April 1994 (prior to January 2007, the Fund was a series of WM Trust II). Mr. Piraro has been employed by Van Kampen since 1992.


SUB-ADVISOR: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. The two firms continue an asset management history that began in 1939. Neuberger Berman is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Value        S. Basu Mullick




S. BASU MULLICK . Mr. Mullick, Managing Director, Portfolio Manager, joined Neuberger Berman in 1998. Prior to joining the company, Mr. Mullick was a portfolio manager at Ark Asset Management. He earned a BA in Economics from the Presidency College, India. He also earned an MA in Economics and a Ph.D., ABD Finance from Rutgers University.


SUB-ADVISOR: Principal Global Investors, LLC ("PGI") is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. PGI's headquarters address is 801 Grand Avenue, Des Moines, IA 50392 and has other primary asset management offices in New York, London, Sydney, and Singapore.

The day-to-day portfolio management for some of the Funds listed below is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

                                                DAY-TO-DAY
           FUND                                 FUND MANAGEMENT
           ----                                 ---------------
           Bond & Mortgage Securities           William C. Armstrong
                                                Timothy R. Warrick
           Disciplined LargeCap Blend           Jeffrey A. Schwarte
           Diversified International            Paul H. Blankenhagen
                                                Juliet Cohn
                                                Chris Ibach
           Government & High Quality Bond       Brad Fredericks
                                                Lisa A. Stange
           Inflation Protection                 Martin J. Schafer
                                                Gwen Swanger
           International Emerging Markets       Michael A. Marusiak
                                                Michael L. Reynal
           LargeCap S&P 500 Index               Dirk Laschanzky
           LargeCap Value                       John Pihlblad
           MidCap Blend                         K. William Nolin
           Money Market                         Tracy Reeg
                                                Alice Robertson
           Principal LifeTime 2010              Dirk Laschanzky
           Principal LifeTime 2020              Dirk Laschanzky
           Principal LifeTime 2030              Dirk Laschanzky
           Principal LifeTime 2040              Dirk Laschanzky
           Principal LifeTime 2050              Dirk Laschanzky
           Principal LifeTime Strategic Income  Dirk Laschanzky
           Short-Term Bond                      Zeid Ayer
                                                Craig Dawson
                                                Martin J. Schafer
           SmallCap Blend                       Thomas Morabito
                                                Phil Nordhus
           SmallCap Growth                      Mariateresa Monaco
           SmallCap Value                       Thomas Morabito
           Ultra Short Bond                     Zeid Ayer
                                                Craig Dawson

WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong is a portfolio manager for PGI. He manages multi-sector portfolios that invest in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns, and agencies. He joined the firm in 1992. Previously he served as a commissioned bank examiner at Federal Deposit Insurance Commission. He earned a Master's degree from the University of Iowa and a Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



ZEID AYER, PH.D., CFA . Mr. Ayer is a portfolio manager at PGI. He is a co-manager of the ultra short and short-term bond portfolios. He is also head of the Structured Debt group that covers asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). He joined PGI in 2001 and is the primary analyst responsible for mortgage-related ABS and non-agency MBS investments. Previously, Mr. Ayer was an assistant vice president at PNC Financial Services Group. He earned a doctorate in Physics from the University of Notre Dame, a master's in Computational Finance from Carnegie Mellon University and a Bachelor's degree in Physics from St. Xavier's College, Bombay University. He has earned the right to use the Chartered Financial Analyst designation.



PAUL H. BLANKENHAGEN, CFA . Mr. Blankenhagen joined the firm in 1992 and was named a portfolio manager in 2000. He is responsible for developing portfolio strategy and the ongoing management of core international equity portfolios. He earned a Master's degree from Drake University and a Bachelor's degree in Finance from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.

JULIET COHN . Ms. Cohn is a portfolio manager at PGI. She co-manages the core international equity portfolios, with an emphasis on Europe and on the health care sector. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a Bachelor's degree in Mathematics from Trinity College, Cambridge England.



CRAIG DAWSON, CFA . Mr. Dawson is a portfolio manager at PGI. He is co-manager of the ultra short and short term bond portfolios. He joined the firm in 1998 as a research associate, then moved into a portfolio analyst role before moving into a portfolio manager position in 2002. He earned an MBA and a Bachelor's degree in Finance from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.



BRAD FREDERICKS. . Mr. Fredericks is a portfolio manager at PGI. He is responsible for co-managing the government securities accounts. His responsibilities include general portfolio overview and security analysis. He joined the firm in 1998 as a financial accountant and was named a portfolio manager in 2002. Previously, Mr. Fredericks was an assistant trader at Norwest Mortgage. He earned a Bachelor's degree in Finance from Iowa State University. Mr. Fredericks is a Fellow of the Life Management Institute (FLMI).



CHRISTOPHER IBACH, CFA . Mr. Ibach is an associate portfolio manager and equity research analyst at PGI. He specializes primarily in the analysis of international technology companies, with a particular emphasis on semi-conductor research. Prior to joining PGI in 2000, he gained six years of related industry experience with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor's degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



DIRK LASCHANZKY, CFA . Mr. Laschanzky is a portfolio manager for PGI, responsible for portfolio implementation strategies, asset allocation and managing the midcap value and index portfolios. Prior to joining PGI in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services. He earned an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL A. MARUSIAK . Mr. Marusiak is a portfolio manager for PGI. He specializes in the management of emerging markets portfolios, as well as regional Asian equity portfolios. Prior to joining PGI in 2000, he was an analyst at Trust Company of the West. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.



MARIATERESA MONACO. . Ms. Monaco is a portfolio manager and member of the domestic small-cap equity team at PGI. She serves as lead portfolio manager for the small-cap growth portfolios. Ms. Monaco joined PGI in 2005 with a decade of prior equity investment experience with Fidelity Management and Research in Boston where she supported a family of institutional equity funds with $2 billion in assets. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master's degree in Electrical Engineering from Politecnico di Torino, Italy.


THOMAS MORABITO, CFA . Mr. Morabito leads the small-cap portfolio management team for PGI and is the portfolio manager on the small-cap value portfolios. Prior to joining PGI in 2000, he managed the Structured Small Cap Fund for Invesco Management & Research. He earned an MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin is a portfolio manager for PGI. He serves as the portfolio manager for the firm's international small-cap equity portfolios. He joined the firm in 1994. He earned an MBA from the Yale School of Management and a Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



PHIL NORDHUS, CFA . Mr. Nordhus joined PGI in 1990 and was previously involved in corporate acquisitions and divestitures before moving to the equity group in 2000. Most recently, he has been involved in managing the small-cap portfolios and has responsibility for managing the small-cap analyst team. Mr. Nordhus earned an MBA from Drake University and a Bachelor's degree in Economics from Kansas State University. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is a portfolio manager at PGI. He joined the firm in 2000 and led the development of PGI's Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining PGI, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



TRACY REEG. . Ms. Reeg is a portfolio manager at PGI. She is involved in the portfolio management of money market portfolios. She joined the firm in 1993 and began trading and portfolio management duties in 2000. Ms. Reeg earned a Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).



MICHAEL L. REYNAL . Mr. Reynal is a portfolio manager at PGI. He specializes in the management of emerging markets portfolios, as well as regional Asian equity portfolios. Prior to joining PGI in 2001, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. Mr. Reynal earned an MBA from the Amos Tuck School at Dartmouth College, an MA in History from Christ's College at the University of Cambridge and a BA in History from Middlebury College.



ALICE ROBERTSON . Ms. Robertson is a trader for PGI on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for PGI. He specializes in short-term and long duration portfolios, as well as the Inflation Protection Fund and stable value mandates. He also has experience in managing mortgage-backed securities. Mr. Schafer joined the firm in 1977 and in the early 1980s he developed the firm's secondary mortgage marketing operation. In 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985, institutional portfolios in 1992 and stable value portfolios in 2000. He has earned a Bachelor's degree in Accounting and Finance from the University of Iowa.



JEFFREY A. SCHWARTE, CFA, CPA . Mr. Schwarte is a portfolio manager at PGI. He manages the large-cap core portfolios and is co-portfolio manager on the midcap value strategies. He joined the firm in 1993 as a staff auditor and has held various positions before moving to an equity research position in 2000. He earned a Bachelor's degree in Accounting from the University of Northern Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a Certified Public Accountant, a Certified Internal Auditor, and a Fellow of the Life Management Institute (FLMI).



LISA A. STANGE, CFA . Ms. Stange is a portfolio manager and strategist for PGI. She is responsible for managing the government securities portfolios and the mortgage-backed securities (MBS) within the multi-sector portfolios. As a strategist, Ms. Stange is involved in the formulation of broad investment strategy, quantitative research and product development. Previously, she was co-portfolio manager for U.S. multi-sector portfolios. She joined the firm in 1989. Ms. Stange earned an MBA and a Bachelor's degree from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.



GWEN SWANGER, CFA . Ms. Swanger is a portfolio manager for PGI's global fixed income and inflation protection portfolios. She has managed global fixed income since 1997. She has been involved in international and U.S. investing for over fifteen years. In addition to managing the international bond portfolios, she has directed the international fixed income research effort overseeing sovereign credit analysis of developed, developing countries and emerging markets. Ms. Swanger joined the firm in 1989 as a private placement analyst. She earned an MBA in Finance, a Bachelor's degree from Drake University and is a Fellow of the Life Management Institute
(FLMI). She has also earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a portfolio manager at PGI with responsibility for the corporate and U.S. multi-sector portfolios. He also serves as portfolio management team leader with responsibility for overseeing portfolio management function for all total return fixed income products. Prior to his portfolio management responsibilities with the firm, Mr. Warrick was a fixed income credit analyst and extensively involved in product development. He joined the firm in 1990. He received an MBA in Finance from Drake University and a Bachelor's degree in Accounting and Economics from Simpson College. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly owned subsidiary of Principal Life and an affiliate of Principal, was founded in 2000. It manages investments for institutional investors, including Principal Life. Principal - REI's address is 801 Grand Avenue, Des Moines, IA 50392.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Real Estate Securities       Kelly D. Rush




KELLY D. RUSH, CFA . As portfolio manager, Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal - REI, the dedicated real estate group of Principal. He has been managing the real estate stock portfolio since 1997. Previously, Mr. Rush participated in structuring commercial mortgage loans for public real estate companies and the analysis of real estate investment trust issued bonds. He has been with the real estate investment area of the firm since 1987. He earned an MBA in Business Administration and a Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Spectrum Asset Management, Inc. ("Spectrum") is an indirect subsidiary of Principal Life and an affiliate of PGI and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Preferred Securities         L. Phillip Jacoby
                                        Bernard M. Sussman




L. PHILLIP JACOBY. . Mr. Jacoby is Sr. Vice President and Portfolio Manager for Spectrum and chairman of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, he was a senior investment officer as USL Capital Corporation, a subsidiary of Ford Motor Corporate, and co-managed a $600 million preferred stock portfolio. He earned his BS in Finance from Boston University.



BERNARD M. SUSSMAN. . Mr. Sussman is Chief Investment Officer of Spectrum and Chair of its Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was a general partner and head of the Preferred Stock area of Goldman Sachs & Co. He was responsible for sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He earned both an MBA in Finance and a Bachelor's degree in Industrial Relations from Cornell University.

SUB-ADVISOR: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 69 years of investment management experience. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend      Anna M. Dopkin
           Partners LargeCap Growth I   Robert W. Sharps




ROBERT W. SHARPS, CFA, CPA . Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.



ANNA M. DOPKIN, CFA. Ms. Dopkin is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Co-Director of U.S. Equity Research, and a member of the firm's Equity Steering Committee. Prior to joining T. Rowe Price in 1996, she worked at Goldman Sachs in it Mortgage Securities Department in New York and London. Ms. Dopkin earned a B.S., magna cum laude, from The Wharton School of the University of Pennsylvania. She has earned the right to use the Chartered Financial Analyst designation.



SUB-ADVISOR: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Growth       Tara R. Hedlund
                                        Christopher K. McHugh
                                        Jason D. Schrotberger




TARA R. HEDLUND, CFA, CPA . Ms. Hedlund joined Turner in 2000. Previously, she was an audit engagement senior at Arthur Andersen LLP. She has been in investment management since 1995. She earned a BBS in Accountancy from Villanova University. She has earned the right to use the Chartered Financial Analyst designation.



CHRISTOPHER K. MCHUGH . Mr. McHugh, Vice President and Senior Portfolio Manager, joined Turner in 1990. Prior to joining Turner, he was a performance specialist at Provident Capital Management. He earned a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University.

JASON D. SCHROTBERGER, CFA . Mr. Schrotberger joined Turner in 2001. Previously, he was an investment analyst at BlackRock Financial Management. He has been in investment management since 1994. He earned a BA in Economics from Denison University and an MBA in Finance from the University of Illinois. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a
         Delaware corporation located at One North Wacker, Chicago, IL 60606, is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Growth II  Paul A. Graham, Jr.
                                        David N. Wabnik




PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Head of Growth Investors and Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School.


THE SUB-SUB-ADVISORS
Principal Global Investors, LLC ("PGI") has entered into sub-sub-advisory agreements for various Funds. Under these agreements, each sub-sub-advisor has agreed to assume the obligations of PGI for a certain portion of the Fund's assets. The sub-sub-advisor is paid a fee by PGI.

PGI is the sub-advisor for the Bond & Mortgage Securities Fund. Day-to-day management decisions concerning a portion of the Bond & Mortgage Securities Fund's portfolio are made by Spectrum ("Spectrum") and Post Advisory Group, LLC ("Post"), each of which serves as sub-sub-advisor. Similar day-to-day management decisions concerning a portion of the Ultra Short Bond Fund's portfolio are made by Post.


See the discussion regarding Spectrum provided in connection with the Preferred Securities Fund for a description of the firm and the individuals who serve as portfolio managers for the Bond & Mortgage Securities Fund.

SUB-SUB-ADVISOR: Post Advisory Group, LLC ("Post") is an affiliate of PGI and a member of the Principal Financial Group. Post was founded in April 1992. Its address is 11755 Wilshire Boulevard, Los Angeles, CA 90025.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio.



LAWRENCE A. POST . Mr. Post is a chief executive officer and chief investment officer for Post. He has over 35 years experience in the investment business, including 25 years in the high yield bond market. Prior to founding Post Advisory Group in 1992, he founded the high yield bond department at Smith Barney, and subsequently served as director of high yield research at Salomon Brothers and co-director of research and senior trader at Drexel Burnham Lambert. He earned an MBA in Business Administration from the University of Pennsylvania's Wharton School of Business and a Bachelor's degree from Lehigh University.



ALLAN SCHWEITZER . Mr. Schweitzer is a Managing Director at Post. Prior to joining Post in 2000, he was a senior high yield analyst at Trust Company of the West ("TCW"). Prior to TCW, he was a high yield research analyst at Putnam Investments. Mr. Schweitzer earned a Bachelor's degree in Business Administration from Washington University at St. Louis and a Master's in Business Administration from the University of Chicago with a concentration in analytical finance and international economics.


DUTIES OF THE MANAGER AND SUB-ADVISORS
Principal or the Sub-Advisor provides the Directors of the Principal Investors Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

Several of the Funds have multiple Sub-Advisors. For those Funds Principal determines the portion of the Fund's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

FEES PAID TO THE MANAGER
Principal is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2006 was:

       Bond & Mortgage                        Partners MidCap
       Securities                  0.53%      Growth I                  1.00
       California Insured
       Intermediate Municipal     N/A/(3)/    Partners MidCap Value     1.00
                                              Partners SmallCap
       California Municipal       N/A/(3)/    Growth II                 1.00
       Disciplined LargeCap
       Blend                       0.59       Preferred Securities      0.75
                                              Principal LifeTime
       Diversified International   0.90       2010                    0.1225
                                              Principal LifeTime
       Equity Income I            N/A/(3)/    2020                    0.1225
       Government & High Quality              Principal LifeTime
       Bond                        0.40       2030                    0.1225
                                              Principal LifeTime
       High Yield II              N/A/(3)/    2040                    0.1225
                                              Principal LifeTime
       Income                     N/A/(3)/    2050                    0.1225
                                              Principal LifeTime
       Inflation Protection        0.40       Strategic Income        0.1225
       International Emerging                 Real Estate
       Markets                    1.35/(1)/   Securities                0.84
       LargeCap Growth            0.54/(2)/   SAM Balanced            N/A/(3)/
                                              SAM Conservative
       LargeCap S&P 500 Index      0.15       Balanced                N/A/(3)/
                                              SAM Conservative
       LargeCap Value              0.45       Growth                  N/A/(3)/
       MidCap Blend                0.64       SAM Flexible Income     N/A/(3)/
       MidCap Stock               N/A/(3)/    SAM Strategic Growth    N/A/(3)/
       Money Market                0.40       Short-Term Bond           0.40
       Mortgage Securities        N/A/(3)/    Short-Term Income       N/A/(3)/
       Partners LargeCap Blend     0.74       SmallCap Blend            0.75
       Partners LargeCap Blend I   0.45       SmallCap Growth           0.75
       Partners LargeCap Growth
       I                           0.74       SmallCap Value            0.75
       Partners LargeCap Growth
       II                          0.99       Tax-Exempt Bond I       N/A/(3)/
       Partners LargeCap Value     0.77       Ultra Short Bond          0.40
       Partners MidCap Growth      1.00       West Coast Equity       N/A/(3)/

/ //(1)/ The Fund's management fees have decreased effective October 1, 2006.

                               FIRST $500  NEXT $500   NEXT $500    OVER $1.5
            FUND                MILLION     MILLION     MILLION      BILLION
            ----                -------     -------     -------      -------
International Emerging
Markets                        1.20%       1.18%       1.16%       1.15%

/ //(2)/ The Fund's management fees have increased effective January 16, 2007.

                           FIRST $500  NEXT $500  NEXT $1   NEXT $1   OVER $3
          FUND              MILLION     MILLION   BILLION   BILLION   BILLION
          ----              -------     -------   -------   -------   -------
LargeCap Growth              0.68%       0.65%     0.62%     0.58%     0.55%

/ //(3)/ Each of the Funds in the tables below pays a fee to Principal (as a percentage of the average daily net assets) as shown.

            FUND                 FIRST $1 BILLION          OVER $1 BILLION
            ----                 ----------------          ---------------
California Insured
Intermediate Municipal                0.50%                     0.45%
California Municipal                  0.50                      0.45


                                 FIRST $250      NEXT $250        OVER $500
            FUND                  MILLION         MILLION          MILLION
            ----                  -------         -------          -------
Equity Income I                    0.60%           0.55%            0.50%


            FUND                FIRST $250 MILLION        OVER $250 MILLION
            ----                ------------------        -----------------
High Yield II                         0.625%                   0.500%


            FUND                 FIRST $2 BILLION          OVER $2 BILLION
            ----                 ----------------          ---------------
Income                                0.50%                     0.45%
Mortgage Securities                   0.50                      0.45


                                FIRST $1    NEXT $1     NEXT $1      OVER $3
            FUND                BILLION     BILLION     BILLION      BILLION
            ----                -------     -------     -------      -------
MidCap Stock                     0.75%       0.70%       0.65%        0.60%


                                 FIRST $200      NEXT $300        OVER $500
            FUND                  MILLION         MILLION          MILLION
            ----                  -------         -------          -------
Short-Term Income                  0.50%           0.45%            0.40%


                               FIRST $500  NEXT $500   NEXT $500    OVER $1.5
            FUND                MILLION     MILLION     MILLION      BILLION
            ----                -------     -------     -------      -------
Tax-Exempt Bond I                0.50%       0.48%       0.46%        0.45%


                                FIRST $500        NEXT $500         OVER $1
            FUND                  MILLION          MILLION          BILLION
            ----                  -------          -------          -------
West Coast Equity                 0.625%           0.500%           0.375%


                        FIRST $500  NEXT $500  NEXT $1  NEXT $1  NEXT $1  NEXT $1   OVER $5
         FUND            MILLION     MILLION   BILLION  BILLION  BILLION  BILLION   BILLION
         ----            -------     -------   -------  -------  -------  -------   -------
SAM Balanced Portfolio
*                         0.55%       0.50%     0.45%    0.40%    0.35%    0.30%     0.25%
SAM Conservative
Balanced Portfolio *      0.55        0.50      0.45     0.40     0.35     0.30      0.25
SAM Conservative
Growth Portfolio *        0.55        0.50      0.45     0.40     0.35     0.30      0.25
SAM Flexible Income
Portfolio *               0.55        0.50      0.45     0.40     0.35     0.30      0.25
SAM Strategic Growth
Portfolio *               0.55        0.50      0.45     0.40     0.35     0.30      0.25
* Breakpoints based on aggregate SAM Portfolio net assets

A discussion regarding the basis for the Board of Directors approving the management agreement with Principal and the sub-advisory agreements with each Sub-Advisor is available in the semi-annual report to shareholders for the period ended April 30, 2006 and in the annual report to shareholders for the fiscal year ended October 31, 2006.

The Fund and Principal, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. For any Fund that is relying on that order, Principal may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

Principal will continue to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the other purchasers, and the Fund states in its prospectus that it intends to rely on the order.

The shareholders of each of the Funds have approved the Fund's reliance on the order; however, only the California Insured Intermediate Municipal, California Municipal, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners MidCap Growth, Partners MidCap Growth I, Partners MidCap Value, Partners SmallCap Growth II, and Tax-Exempt Bond I Funds intend to rely on the order.


INVESTING IN THE FUNDS


Shares of the Funds are generally purchased through persons employed by or affiliated with broker/dealer firms ("Investment Representatives"). Investment Representatives may establish shareholder accounts according to their procedures or they may establish shareholder accounts directly with the Fund by visiting www.PrincipalFunds.com to obtain the appropriate forms. An application is included with this prospectus. A different application is needed for a Principal Investors Fund IRA, Coverdell Education Savings Account, 403(b), HSA, SEP, SIMPLE, SAR-SEP, or certain employee benefit plans. These applications are available on www.PrincipalFunds.com.


An investment in the Fund may be held in various types of accounts, including individual, joint ownership, trust, and business accounts. We also offer a range of custodial accounts for those who wish to invest for retirement and/or education expenses. Prospective shareholders should consult with their Investment Representative prior to making decisions about the account and type of investment that are appropriate for them. The Fund reserves the right to refuse any order for the purchase of shares, including those by exchange.

MAKING AN INVESTMENT
Principal Investors Fund has a minimum initial investment amount of $1,000 and a minimum subsequent investment amount of $100. Initial and subsequent investment minimums apply on a per-fund basis for each Fund or Portfolio in which a shareholder invests.

Shareholders must meet the minimum initial investment amount of $1,000 unless an Automatic Investment Plan ("AIP") is established. With an AIP, the minimum initial investment is $100. Accounts or automatic payroll deduction plans established with an AIP that do not meet the minimum initial investment must maintain subsequent automatic investments that total at least $1,200 annually. Minimums may be waived on accounts set up for: certain employee benefit plans; retirement plans qualified under Internal Revenue Code Section 401(a); payroll deduction plans submitting contributions in an electronic format devised and/or approved by the Fund; Principal Investors Fund asset allocation programs; and purchases through an omnibus account with a broker-dealer, investment advisor, or other financial institution.



PAYMENT . Payment for shares of the Funds purchased is generally made via personal check, cashiers check or money order. We consider your purchase of Fund shares by check to be your authorization to make an ACH debit entry to your account. Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 10 days or more.


The Funds may, in their discretion and under certain limited circumstances, accept securities as payment for Fund shares at the applicable net asset value ("NAV"). For federal income tax purposes, a purchase of shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. Each Fund will value securities used to purchase its shares using the same method the Fund uses to value its portfolio securities as described in this prospectus.


Your Investment Representative can help you buy shares of the Funds by mail, through bank wire, direct deposit, or Automatic Investment Plan. Contact the Fund at the telephone number included on your Fund statements to obtain bank wire instructions. No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed).


Direct Deposit
--------------
Your Investment Representative can help you make a Direct Deposit from your paycheck (if your employer approves) or from a government allotment. Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Investors Fund account(s). You can request a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares will be purchased on the day the ACH notification is received by the transfer agent's bank. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

Automatic Investment Plan
-------------------------
Your Investment Representative can help you establish an Automatic Investment Plan. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made. If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day prior to your selected day. The minimum initial investment is waived if you set up an Automatic Investment Plan when you open your account. Minimum monthly purchase is $100 per Fund.

CHOOSING A SHARE CLASS


Your Investment Representative will help you choose the Fund or Funds that are appropriate for you based upon your investment objective, risk tolerance and other factors. Your Investment Representative can also help you choose the share class that is appropriate for you. Investment Representatives may receive different compensation depending upon which class of shares are purchased. The sales charge for Class A shares may be reduced or eliminated for certain purchases or for purchases of sufficient size, including the Fund's rights of accumulation and statement of intention programs. Your Investment Representative can explain each of these arrangements to you and help you determine whether your investment qualifies for a reduced sales charge.

This prospectus offers three share classes: Class A, Class B, and Class C. The following funds do not offer Class B shares: the Inflation Protection Fund, LargeCap S&P 500 Index Fund, Partners LargeCap Growth Fund II, Partners MidCap Growth Fund I, Preferred Securities Fund, Principal LifeTime 2010 Fund, Short-Term Bond Fund, Short-Term Income Fund and Ultra Short Bond Fund. Class B shares and Class C shares of the Money Market Fund may be purchased only by exchange from other Fund accounts in the same share class or by reinvestment of distributions made on such shares. Class B shares are not available to SIMPLE, SEP, SAR-SEP, non-qualified deferred compensation, payroll deductions or 403(b) plans that do not currently invest in the Fund's Class B shares, nor to new participants in any such plans that invest in the Fund's Class B shares. Class C shares are not available to retirement plans qualified under IRC section 401(a) that are not already investing in Class C shares of the Fund, but are available to new participants in plans that currently invest in Class C shares of the Fund. Highlights of each Fund's share classes and information regarding sales charges and dealer reallowances are provided below.

Each class has different costs associated with buying, redeeming, and holding shares. Which class is best for you depends upon:
.. the dollar amount you are investing,
.. the amount of time you plan to hold the investment, and .. any plans to make additional investments in the Principal Investors Funds. Please consult with your Investment Representative before choosing the class of shares that is most appropriate for you. Before you invest, you should understand the characteristics of each share class so you can be sure to choose the class that is right for you.

Fund and share class selections must be made at the time of purchase. The Fund seeks to prevent purchases of Class B shares by shareholders who, through Rights of Accumulation (described below under "Purchases at a Reduced Initial Sales Charge"), are entitled to credit for at least $100,000 of Class A, Class B, Class C, or Class J Shares in Principal Investors Funds eligible for inclusion pursuant to Rights of Accumulation. If you are making an initial purchase of Principal Investors Funds of $100,000 or more and have selected Class B shares, or $1,000,000 or more and have selected Class C shares, the purchase will be of Class A shares of the Fund(s) you have selected. If you are making subsequent purchases into your existing Principal Investors Fund Class B share accounts and the combined value of the subsequent investment and your existing Class A, Class B, Class C, and Class J share accounts combined for Rights of Accumulation purposes exceeds $100,000, the subsequent investment will be applied to purchase Class A shares of the Fund(s) you have selected. If you are making subsequent purchases into your existing Principal Investors Fund Class C share accounts and the combined value of the subsequent investment and your existing Class A, Class B, Class C, and Class J share accounts combined for Rights of Accumulation purposes exceeds $1,000,000, the subsequent investment will be applied to purchase Class A shares of the Fund(s) you have selected.


  CLASS A SHARES

INITIAL SALES CHARGE
.. You generally pay a sales charge on an investment in Class A shares, which varies based on the amount invested and the Fund selected.
.. If you invest $50,000 or more ($250,000 or more for the Ultra Short Bond
  Fund), the sales charge is reduced.
.. You might be eligible for a reduced sales charge. See "Sales Charge Waiver or
  Reduction (Class A shares)."
.. Sales charges might be reduced under the Rights of Accumulation or Statement of Intention, as described below.

SALES CHARGE WAIVER OR REDUCTION (CLASS A SHARES)
Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge. The Funds reserve the right to change or stop offering shares in this manner at any time for new accounts and with a 60-day notice to shareholders of existing accounts.

To receive a reduction in your Class A initial sales charge, you or your Investment Representative must let the Fund know at the time you purchase shares that you qualify for such a reduction. If you or your Investment Representative do not let the Fund know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. It may be necessary for you to provide information and records, such as account statements.


  PURCHASE WITHOUT AN INITIAL SALES CHARGE (CLASS A SHARES)
  . No initial sales charge will apply to purchases of $1 million or more, although a 1.00% (0.50% for Short-Term Bond and Short-Term Income Funds; 0.25% for LargeCap S&P 500 Index, and Ultra Short Bond Funds) contingent deferred sales charge may apply to redemptions made within 18 months after purchase.
  . No initial sales charge will apply to shares purchased with the proceeds of redemptions of Class A shares of the Funds (other than the Money Market Fund, unless such shares were obtained by exchange of shares of a Fund that imposes an initial sales charge) or with proceeds of redemptions from Class B shares on which a CDSC was paid, or was waived in connection with a Required Minimum Distribution, involuntary redemption or due to the death of the shareholder, within 60 days of redemption.
  . A Fund's Class A shares may be purchased without a sales charge by the following individuals, groups, and/or entities:
    . by its current and former Directors, member companies of the Principal
      Financial Group, and their active or retired employees, officers, directors, brokers, or agents (for the life of the account). This also includes their immediate family members (spouse, domestic partner, children (regardless of age), and parents), and trusts created by or primarily for the benefit of these individuals;
    . by the Premier Credit Union;
    . by non-ERISA clients of Principal Global Investors LLC;
    . by any employee or registered representative (and their immediate family members and employees) of an authorized broker-dealer or company that has entered into a selling agreement with Princor or the Distributor;
    . through a "wrap account" offered by Princor or through broker-dealers, investment advisors, and other financial institutions that have entered into an agreement with Princor or the Distributor which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which clients pay a fee to the broker-dealer, investment advisor, or financial institution;
    . to fund non-qualified plans administered by a member company of the
      Principal Financial Group pursuant to a written service agreement;
    . by accounts established as a result of the conversion of Class R shares of the Fund;
    . by any investor who buys Class A shares through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, that does not accept or charge the initial sales charge. In addition, the CDSC generally applicable to redemptions of shares made within 18 months after purchase of $1 million or more will not be imposed on redemptions of shares purchased through such omnibus account where no sales charge payments were advanced for purchases made through these entities;
    . by current and retired Washington Mutual employees and their immediate family members, including children up to and including age 25;
    . by former Washington Mutual employees who establish IRAs involving assets from a Washington Mutual retirement or benefit plan, and subsequent investments into such accounts;
    . by participants in, or by purchases through, employer-sponsored retirement or benefit plans which were eligible to purchase shares without payment of a sales charge of a predecessor fund prior to the date the successor fund commenced operations;
    . by individuals who were eligible to purchase shares without payment of a sales charge of a predecessor fund (a fund previously included in the WM Group of Funds) prior to the date the successor fund commenced operations;
    . by clients of registered investment advisors that have entered into arrangements with Princor or the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee;
    . to qualified retirement plans where the plan's R-1 or R-2 share investments were redesignated A share investments; and . to qualified retirement plans where the plan's investments in the Fund are part of an omnibus account or other qualified retirement plans with a total value of at least $500,000.

  PURCHASE AT A REDUCED INITIAL SALES CHARGE (CLASS A SHARES)
1) Rights of Accumulation. The sales charge varies with the size of your purchase. Purchases made by you, your spouse or domestic partner, or the children of you, your spouse or domestic partner up to and including the age of 25 and/or a trust created by or primarily for the benefit of such persons (together "a Qualified Purchaser") will be combined along with the value of existing Class A, B,C and J shares of Principal Investors Fund owned by such persons, to determine the applicable sales charge. Class A shares of Money Market Fund are not included in the calculation unless they were acquired in exchange from other Principal Investors Fund shares. If the total amount being invested in the Principal Investors Fund is near a sales charge breakpoint, you should consider increasing the amount invested to take advantage of a lower sales charge.

2) Statement of Intention (SOI). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI. The sales charge is based on the total amount to be invested in a 13 month period. If the intended investment is not made (or shares are sold during the 13 month period), sufficient shares will be sold to pay the additional sales charge due. An SOI is not available for 401(a) plan purchases.

3) The maximum sales charge that applies to purchases of Class A shares by qualified plans administered by Expertplan, Inc. that were previously converted from B share plans is the sales charge that applies to purchases of at least $250,000 but less than $500,000 as described in the sales charge tables below; the regular sales charge applies to purchases of $500,000 or more in such accounts and to all purchases of the Short-Term Bond, Short-Term Income, Ultra Short Bond and LargeCap S&P 500 Index Fund shares.

4) Employer Sponsored Plans. The maximum sales charge for all purchases made in an account that is included in a SIMPLE IRA, SEP, SAR-SEP, non-qualified deferred compensation, payroll deduction or 403(b) plan ("Employer Sponsored Plan") established prior to March 1, 2002 with Principal Management Corporation as the Funds' transfer agent, is the sales charge that applies to purchases of at least $100,000 but less than $250,000 as described in the sales charge tables below; the regular sales charge applies to purchases of $250,000 or more in such accounts and to all purchases of the Short-Term Bond, Short-Term Income, Ultra Short Bond and LargeCap S&P 500 Index Fund shares. The reduced sales charge applies to purchases made by or on behalf of participants to such plans who become participants on or before July 28, 2007.


PURCHASE OF CLASS A SHARES . The offering price for Class A shares is the NAV next calculated after receipt of an investor's order in proper form by the Fund or its servicing agent, plus any applicable initial sales charge (except for the Money Market Fund) as shown in the tables below. The right-hand column in each table indicates what portion of the sales charge is paid to Investment Representatives and their brokerage firms ("dealers") for selling Class A shares. For more information regarding compensation paid to dealers, see "Distribution Plan and Additional Information Regarding Intermediary Compensation."


There is no sales charge on purchases of Class A shares of the Money Market Fund. Class A shares of the other Funds are purchased with a sales charge that is a variable percentage based on the amount of the purchase. There is no sales charge on shares of a Fund purchased with reinvested dividends or other distributions. Your sales charge may be reduced for larger purchases as indicated below.
                             CLASS A SALES CHARGES

  BOND & MORTGAGE SECURITIES, CALIFORNIA INSURED INTERMEDIATE MUNICIPAL, CALIFORNIA MUNICIPAL, SAM FLEXIBLE INCOME PORTFOLIO,
               GOVERNMENT & HIGH QUALITY BOND, HIGH YIELD II, INCOME, INFLATION PROTECTION, PREFERRED SECURITIES,
                   PRINCIPAL LIFETIME STRATEGIC INCOME, TAX-EXEMPT BOND I AND MORTGAGE SECURITIES FUNDS /(1)/
  -----------------------------------------------------
                                                          SALES CHARGE AS % OF:
                                                          -----------------
                                                        OFFERING          AMOUNT               DEALER ALLOWANCE AS % OF
                AMOUNT OF PURCHASE                        PRICE          INVESTED                   OFFERING PRICE
                ------------------                      --------         --------              ------------------------
 Less than $50,000                                          4.50%          4.71%                                        4.00%
 $50,000 but less than $100,000                             4.00%          4.17%                                        3.50%
 $100,000 but less than $250,000                            3.50%          3.63%                                        3.00%
 $250,000 but less than $500,000                            2.50%          2.56%                                        2.00%
 $500,000 but less than $1,000,000                          2.00%          2.04%                                        1.75%
 $1,000,000 or more                                         0.00%          0.00%                                        0.00%*

                                 SHORT-TERM BOND AND SHORT-TERM INCOME FUNDS
                                 -------------------------------------------
                                                SALES CHARGE AS % OF:
                                                -------------
                                                OFFERING      AMOUNT          DEALER ALLOWANCE AS % OF
             AMOUNT OF PURCHASE                   PRICE      INVESTED              OFFERING PRICE
             ------------------                 --------     --------         ------------------------
 Less than $50,000                                  2.50%      2.56%                                   2.00%
 $50,000 but less than $100,000                     2.00%      2.04%                                   1.50%
 $100,000 but less than $250,000                    1.50%      1.52%                                   1.00%
 $250,000 but less than $500,000                    1.25%      1.27%                                   1.00%
 $500,000 but less than $1,000,000                  1.00%      1.01%                                   0.75%
 $1,000,000 or more                                 0.00%      0.00%                                   0.00%**

                                        LARGECAP S&P 500 INDEX FUND
                                        ---------------------------
                                                SALES CHARGE AS % OF:
                                                -------------
                                                OFFERING      AMOUNT          DEALER ALLOWANCE AS % OF
             AMOUNT OF PURCHASE                   PRICE      INVESTED              OFFERING PRICE
             ------------------                 --------     --------         ------------------------
 Less than $50,000                                  1.50%      1.52%                                   1.25%
 $50,000 but less than $100,000                     1.25%      1.27%                                   1.00%
 $100,000 but less than $250,000                    1.00%      1.01%                                   0.75%
 $250,000 but less than $500,000                    0.75%      0.76%                                   0.50%
 $500,000 but less than $1,000,000                  0.50%      0.50%                                   0.25%
 $1,000,000 or more                                 0.00%      0.00%                                   0.25%

                                              ULTRA SHORT BOND FUND
                                              ---------------------
                                                SALES CHARGE AS % OF:
                                                ----------------
                                                 OFFERING       AMOUNT           DEALER ALLOWANCE AS % OF
             AMOUNT OF PURCHASE                    PRICE       INVESTED               OFFERING PRICE
             ------------------                  --------      --------          ------------------------
 Less than $250,000                                     1.00%    1.01%        %
 $250,000 but less than $500,000                   %             0.76%                                       0.50%
 $500,000 but less than $1,000,000                      0.50%    0.50%                                       0.25%
 $1,000,000 or more                                     0.00%    0.00%                                       0.25%

                                ALL OTHER FUNDS (EXCEPT MONEY MARKET FUND)
                                ------------------------------------------
                                               SALES CHARGE AS % OF:
                                               -------------
                                               OFFERING      AMOUNT          DEALER ALLOWANCE AS % OF
             AMOUNT OF PURCHASE                  PRICE      INVESTED              OFFERING PRICE
             ------------------                --------     --------         ------------------------
 Less than $50,000                                 5.50%      5.82%                                   4.75%
 $50,000 but less than $100,000                    4.75%      4.99%                                   4.00%
 $100,000 but less than $250,000                   3.75%      3.90%                                   3.00%
 $250,000 but less than $500,000                   3.00%      3.09%                                   2.50%
 $500,000 but less than $1,000,000                 2.00%      2.04%                                   1.75%
 $1,000,000 or more                                0.00%      0.00%                                   0.00%*


  / //(1)/ Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher or lower than the percentages noted above.

  * The Distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on the next $2 million, 0.35% on the next $5 million, and 0.25% on the amount purchased in excess of $10 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A, B, and C shares.


  ** The Distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: 0.50% on purchases between $1 million and $3 million, 0.25% on the next $2 million, 0.15% on the next $5 million, and 0.10% on the amount purchased in excess of $10 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A, B, and C shares.



CONTINGENT DEFERRED SALES CHARGE ("CDSC") ON CLASS A SHARES. . Class A shares purchased in amounts of $1 million or more (other than shares of the Money Market Fund) are generally subject to a CDSC of 1.00% (0.50% for the Short-Term Bond and Short Term Income Fund; 0.25% for the LargeCap S&P 500 Index and Ultra Short Bond Funds) if the shares are redeemed during the first 18 months after purchase, unless the dealer, at its discretion, has waived the commission. The Distributor may pay authorized dealers commissions up to 1.00% of the price of such purchases. The CDSC may be waived for redemptions of Class A shares as described under "CDSC Calculation and Waivers."

  CLASS B SHARES

Class B shares may not be suitable for large investments. Due to the higher expenses associated with Class B shares, it may be more advantageous for investors currently purchasing, intending to purchase, or with existing assets in amounts that may qualify for a reduced sales charge on Class A shares, including through Rights of Accumulation and/ or a Statement of Intention, to purchase Class A shares. Class B shares of the Money Market Fund may be purchased only by exchange from Class B shares of the Principal Investors Fund funds and by reinvestment of distributions on Class B shares.


The Fund seeks to prevent purchases of Class B shares by shareholders who, through Rights of Accumulation (described above under "Purchases at a Reduced Initial Sales Charge") are entitled to credit for at least $100,000 of Class A, Class B, Class C, or Class J shares in the Principal Investors Fund. The Fund will consider initial purchases of $100,000 or more, and subsequent purchases that would result in an investment of $100,000 or more when combined with a shareholder's existing account values, as determined using Rights of Accumulation, as a purchase of Class A shares. Class B shares are not available to SIMPLE, SEP, SAR-SEP, non-qualified deferred compensation, payroll deductions or 403(b) plans that do not currently invest in the Fund's Class B shares, nor to new participants in any such plans that invest in the Fund's Class B shares.


The offering price for Class B shares is the NAV next calculated after receipt of an investor's order in proper form by the Fund or its servicing agent, with no initial sales charge. A CDSC of up to 5.00% may apply depending on the Fund and time in the investment (see schedule below).
  . Shares purchased through reinvestment of dividends and capital gain distributions are not subject to a CDSC.
  . There is no CDSC on redemptions of Class B shares held for 5 full years or longer.
  . Class B shares have higher annual expenses than Class A shares because they are subject to distribution fees for the first eight years.
  . After the eighth year, Class B shares convert automatically to Class A shares of the same Fund, typically without income tax impact.
Within 60 days after a redemption of Class B shares, the proceeds may be reinvested in Class A shares at NAV, if a CDSC was paid. It is the responsibility of the shareholder to notify the Fund at the time of repurchase if the purchase proceeds are from a redemption of Class B shares. (If a CDSC has been waived in connection with a Required Minimum Distribution, involuntary redemption, or the death of a shareholder, redemption proceeds may not be used to repurchase Class B shares. Following these circumstances, redemption proceeds may be used to purchase Class A shares at NAV.)

The Distributor currently pays authorized dealers commissions of up to 4.00% of the price of Class B shares sold by them.



CONTINGENT DEFERRED SALES CHARGE (''CDSC'') ON CLASS B SHARES. . Each new and subsequent purchase of Class B shares may be subject to a CDSC based upon the schedule below.

A CDSC may be applied to Class B shares of all Funds according to the following schedule:

              YEAR OF REDEMPTION AFTER PURCHASE                           CONTINGENT DEFERRED SALES CHARGE /(//1//)/
 First                                                                                       5.00%
 Second                                                                                      5.00%
 Third                                                                                       4.00%
 Fourth                                                                                      3.00%
 Fifth                                                                                       2.00%
 Sixth and following                                                                         0.00%
/ //(//1//)/
 Shares purchased on or before January 12, 2007 may be subject to different CDSC schedules as described in the SAI.

  CLASS C SHARES

Class C shares may not be suitable for large investments. Due to the higher expenses associated with Class C shares, it may be more advantageous for investors currently purchasing, intending to purchase, or with existing assets in amounts that may qualify for a reduced sales charge on Class A shares, including through Rights of Accumulation and/ or Statement of Intention, to purchase Class A shares. Class C shares of the Money Market Fund may be purchased only by exchange from Class C shares of other Principal Investors Fund funds and by reinvestment of distributions made on Class C shares.


The Fund seeks to prevent investments in Class C shares by shareholders with at least $1 million of investments in the Principal Investors Funds eligible for inclusion pursuant to Rights of Accumulation. The Funds will consider initial purchases of $1 million or more, and subsequent purchases that would result in an investment of $1 million or more when combined with a shareholder's existing account values, as determined using Rights of Accumulation, as a purchase of Class A shares. Class C shares are not available to retirement plans qualified under IRC section 401(a) that are not already investing in Class C shares of the Fund, but are available to new participants in plans that currently invest in Class C shares of the Fund.


The offering price for Class C shares is the NAV next calculated after receipt of an investor's order in proper form by the Fund or its servicing agent, with no initial sales charge.
  . A CDSC of 1.00% may apply if redeemed during the first 12 months after purchase. Unlike Class B shares, Class C shares do not convert to Class A shares, so future distribution and service fees do not decrease.
  . Class C shares have higher annual expenses than Class A shares because they are subject to distribution fees.

Within 60 days of a redemption of Class C shares, the proceeds may be used to repurchase Class C shares. Shares purchased by reinvestment are not subject to the twelve month CDSC. If a CDSC has been waived in connection with a Required Minimum Distribution, involuntary redemption, or the death of a shareholder, redemption proceeds may not be used to repurchase Class C shares. Following these circumstances, redemption proceeds may be used to purchase Class A shares at NAV.


The Distributor currently pays authorized dealers commissions of up to 1.00% of the price of Class C shares sold by them.



CONTINGENT DEFERRED SALES CHARGE (''CDSC'') ON CLASS C SHARES. . Each initial and subsequent purchase of Class C shares is subject to a CDSC of 1.00% for a period of 12 months from the date of purchase. Shares will be redeemed first from shares purchased through reinvested dividends and capital gain distributions, which are not subject to the CDSC, and then in order of purchase. The CDSC may be waived for redemptions of Class C shares as described under ''CDSC Calculation and Waivers.''


CDSC CALCULATION AND WAIVERS

The CDSC, if any, is based on the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. For Class B shares issued in connection with the WM Reorganization, the CDSC is based on the initial purchase price of the shares sold. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made is used to determine if the newly acquired shares are subject to the CDSC when they are sold.


In the case of selling some but not all of the shares in an account, the shares not subject to a sales charge are redeemed first. Other shares are redeemed in the order purchased (first in, first out). The CDSC does not apply to shares redeemed according to a periodic withdrawal plan limited to no more than 1.00% per month (measured cumulatively for non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the periodic withdrawal plan is established.

The CDSC is waived on shares which are sold:
.. within 90 days after an account is re-registered due to a shareholder's death; .. due to the shareholder's disability, as defined in the Internal Revenue Code provided the shares were purchased prior to the disability;
.. from retirement plans to satisfy minimum distribution rules under the Internal
  Revenue Code;
.. to pay surrender charges;
.. to pay retirement plan fees;
.. involuntarily from small balance accounts;
.. from a retirement plan to assure the plan complies with Sections 401(k),
  401(m), 408(k), or 415 of the Internal Revenue Code; or
.. from retirement plans to satisfy excess contribution rules under the Internal
  Revenue Code.

The CDSC is also waived on redemptions of Class B shares from Predecessor Fund accounts opened prior to April 1, 2002 made in connection with distributions from IRAs or other retirement accounts to shareholders over age 59 1/2. This CDSC waiver does not apply to a transfer of assets.


NOTE: To have your CDSC waived, you must let your advisor or the Fund know at the time you redeem shares that you qualify for such a waiver.

HOW TO REDEEM (SELL) SHARES


After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or excessive trading fee. There is no additional charge for a sale of shares however, you will be charged a $10 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day* after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 days or more. A sell order from one owner is binding on all joint owners.

  * a day when the NYSE is open for normal business


 Distributions from IRA, SEP, SIMPLE, 403(b) and SAR-SEP accounts may be taken as:
.. lump sum of the entire interest in the account, .. partial interest in the account, or .. periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age
591/2.

Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.


Generally, sales proceeds checks are:
.. payable to all owners on the account (as shown in the account registration)
  and
.. mailed to the address on the account (if not changed within last 30 days) or previously authorized bank account.

For other payment arrangements, please call Principal Investors Fund. You should also call Principal Investors Fund for special instructions that may apply to sales from accounts:
.. when an owner has died
.. for certain employee benefit plans; or .. owned by corporations, partnerships, agents, or fiduciaries.

Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, Principal Investors Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Within 60 calendar days after the sale of shares, you may reinvest the amount of the sale proceeds into any Principal Investors Fund Class A shares without a sales charge if the shares that were sold were Class A shares, or were Class B shares on which a CDSC was paid or on which the CDSC was waived in connection with a Required Minimum Distribution, involuntary redemption, or due to the death of the shareholder. Within 60 calendar days after the sale of Class C shares, any amount of the sale proceeds that you reinvest will be reinvested in Class C shares.

The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the "wash sale" rules resulting in the postponement of the recognition of the loss for tax purposes.



DISTRIBUTIONS IN KIND . Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund's portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.


SELL SHARES BY MAIL
.. Send a letter or distribution form (call us for the form) which is signed by the owner/owners of the account to the address provided on your account statement. Specify the Fund(s) and account number.
.. Specify the number of shares or the dollar amount to be sold.
.. A Medallion Signature Guarantee* will be required if the:
  . sell order is for more than $100,000;
  . check is being sent to an address other than the account address;
  . account address has been changed within 30 days of the sell order; or . check is payable to a party other than the account shareholder(s), Principal
    Life, or a retirement plan trustee or custodian that has agreed in writing to accept a transfer of assets from the Fund.
    * If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member, or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.


SELL SHARES IN AMOUNTS OF $100,000 OR LESS BY TELEPHONE
.. The request may be made by a shareholder or by the shareholder's Investment
  Representative.
.. The combined amount requested from all funds to which the redemption request relates is $100,000 or less.
.. The address on the account must not have been changed within the last 30 days and telephone privileges must apply to the account from which the shares are being sold.
.. If our phone lines are busy, you may need to send in a written sell order.
.. To sell shares the same day, the order must be received in good order before the close of normal trading on the NYSE (generally 3:00 p.m. Central Time).
.. Telephone redemption privileges are NOT available for Principal Investors Fund
  403(b) plans, inherited IRAs, corporate accounts, and certain employer sponsored benefit plans.
.. If previously authorized, checks can be sent to a shareholder's U.S. bank account.

SELL SHARES BY CHECKWRITING (CLASS A SHARES OF MONEY MARKET FUND ONLY)
.. Checkwriting must be elected on initial application or by written request to Principal Investors Fund. Such election continues in effect until the Fund receives written notice revoking or changing the election.
.. The Fund can only sell shares after your check making the Fund investment has cleared your bank.
.. Checks must be written for at least $250. The Fund reserves the right to increase the minimum check amount.
.. The rules of the bank on which the checks are drawn concerning checking accounts apply.
.. If the account does not have sufficient funds to cover the check, it is marked
  "Insufficient Funds" and returned (the Fund may revoke checkwriting on accounts on which "Insufficient Funds" checks are drawn).
.. Accounts may not be closed by withdrawal check (accounts continue to earn dividends until checks clear and the exact value of the account is not known until the check is received by the bank).
.. Checkwriting is only available for non-qualified accounts.

.. Neither the Fund, the bank nor Principal shall incur any liability for honoring the checks, selling shares to pay checks, or for returning checks unpaid.
.. Checkwriting may be converted to a point-of-purchase debit from your account.
  This only applies if such service is available at the business with which you are doing business.

PERIODIC WITHDRAWAL PLANS
You may set up a periodic withdrawal plan on a monthly, quarterly, semiannual, or annual basis to:
.. sell enough shares to provide a fixed amount of money ($100 minimum amount;
  the required minimum is waived to the extent necessary to meet the required minimum distribution as defined by the Internal Revenue Code),
.. pay insurance or annuity premiums or deposits to Principal Life (call us for details), and
.. provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a periodic withdrawal plan by:
.. completing the applicable section of the application, or
.. sending us your written instructions, or
.. calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).

Your periodic withdrawal plan continues until:
.. you instruct us to stop or
.. your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us. Sales made under your periodic withdrawal plan will reduce and may eventually exhaust your account.


The Fund from which the periodic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.



EXCESSIVE TRADING FEE (OTHER THAN MONEY MARKET FUND) . An excessive trading fee may apply to redemptions made within 30 days of purchase as described in "Frequent Purchases and Redemptions." If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described in the "Frequent Purchases and Redemption" section.


HOW TO EXCHANGE SHARES AMONG FUNDS


Your shares in the Funds may be exchanged without a sales charge or CDSC for the same class of any other Principal Investors Fund (except Money Market). The Fund reserves the right to revise or terminate the exchange privilege at any time. Notice will be provided to shareholders of any such change, to the extent required by law.


EXCHANGES FROM MONEY MARKET FUND
Class A shares of Money Market Fund may be exchanged into:
.. Class A shares of other Funds.
  . If Money Market Fund shares were acquired by direct purchase, a sales charge will be imposed on the exchange into other Class A shares.
  . If Money Market Fund shares were acquired by (1) exchange from other Funds,
    (2) conversion of Class B shares, or (3) reinvestment of dividends earned on Class A shares that were acquired through exchange, no sales charge will be imposed on the exchange into other Class A shares.
.. Class B or Class C shares of other Funds - subject to the applicable CDSC.

You may exchange shares by:
.. sending a written request to the address provided on your account statement, .. completing an Exchange Authorization Form (available on
  www.PrincipalFunds.com),
.. via the Internet at www.PrincipalFunds.com, or
.. calling us, if you have telephone privileges on the account.

AUTOMATIC EXCHANGE ELECTION
---------------------------
This election authorizes an exchange from one Principal Investors Fund to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:
.. completing the Automatic Exchange Election section of the application,
.. calling us if telephone privileges apply to the account from which the exchange is to be made, or
.. sending us your written instructions.

Your automatic exchange continues until:
.. you instruct us to stop by calling us if telephone privileges apply to the account or by sending us your written instructions; or .. your Fund account balance is zero.

You may specify the day of the exchange (if none is selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.


GENERAL
-------
.. An exchange by any joint owner is binding on all joint owners.
.. If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
.. All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
.. You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
.. For an exchange to be effective the day we receive your instruction, we must receive the instruction in good order at our transaction processing center before the close of normal trading on the NYSE (generally 3 p.m. Central
  Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
.. accounts with identical ownership,
.. an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership, .. a single owner to a UTMA account if the owner of the single owner account is also the custodian on the UTMA account, or .. a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.


Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.

EXCESSIVE TRADING FEE (OTHER THAN MONEY MARKET FUND). An excessive trading fee may apply to exchanges made within 30 days of purchase as described in "Frequent Purchases and Redemptions." If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described below.


FREQUENT PURCHASES AND REDEMPTIONS

The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.


Frequent purchases and redemptions pose a risk to the Funds because they may:
.. Disrupt the management of the Funds by:
  . forcing the Funds to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund; and
  . causing unplanned portfolio turnover;
.. Hurt the portfolio performance of the Funds; and
.. Increase expenses of the Funds due to:
  . increased broker-dealer commissions and
  . increased recordkeeping and related costs.

Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage.


The Funds have adopted procedures to "fair value" foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds. The Board of Directors of the Fund has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds may be negatively impacted and may cause investors to suffer the harms described. The potential negative impact and harms of undetected excessive trading in shares of the underlying Funds in which the Principal LifeTime Funds or Strategic Asset Management Funds invest could flow through to the Principal LifeTime Funds and Strategic Asset Management Funds as they would for any Fund shareholder. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. If we are not able to identify such abusive trading practices, the abuses described above may negatively impact the Funds.


Currently the Funds, except the Money Market Fund, impose an excessive trading fee on redemptions or exchanges of $30,000 or more of a Fund's Class A, B, and C shares redeemed within 30 days after they are purchased. The fee does not apply to redemptions or exchanges made pursuant to an Automatic Exchange Election or Periodic Withdrawal Plan; due to a shareholder's death or disability (as defined in the Internal Revenue Code); or to satisfy minimum distribution rules imposed by the Internal Revenue Code. The fee is equal to 1.00% of the total redemption or exchange amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact, and other costs associated with short-term money movement in and out of the Funds.

If an intermediary, such as a retirement plan or recordkeeper, is unwilling to impose the Fund's excessive trading fee, the Fund may waive such fee if it determines that the intermediary is able to implement other policies and procedures reasonably designed to prevent excessive trading in Fund shares. If an intermediary is unable to implement the Fund's excessive trading policy or to implement other procedures reasonably designed to prevent excessive trading in Fund shares, the Fund may waive the application of its excessive trading policy with respect to transactions of beneficial owners underlying the intermediary's omnibus account if, in Fund management's opinion, the purchases and redemptions at the omnibus account level are not likely to have an adverse impact on the management of the Fund's portfolio. The Fund will monitor net purchases and redemptions in any such omnibus account in an effort to identify trading activity that might adversely impact the management of the Fund's portfolio and, if such excessive trading is identified, will require the intermediary to prohibit ongoing excessive trading by the underlying beneficial owner or owners whose transactions are determined to be excessive.

In addition, if a Fund deems frequent trading and redemptions to be occurring, action will be taken that may include, but is not limited to:
.. Increasing the excessive trading fee to 2%, .. Increasing the excessive trading fee period from 30 days to as much as 90 days,
.. Applying the excessive trading fee to redemptions or exchanges of less than
  $30,000,
.. Limiting the number of permissible exchanges available to shareholders identified as "excessive traders,"
.. Limit exchange requests to be in writing and submitted through the United
  States Postal Service (in which case, requests for exchanges by fax, telephone or internet will not be accepted), and
.. Taking such other action as directed by the Fund.

The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange and return the account holdings to the positions held prior to the exchange. We will give the shareholder that requested the exchange notice in writing in this instance.


PRICING OF FUND SHARES


Each Fund's shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading, generally New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in good order by us at our transaction processing center. In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):
  . on a day that the NYSE is open and
  . prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.


If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.


For all Funds, except the Money Market Fund, the share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

The securities of the Money Market Fund are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information.


NOTES:

.. If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund's Net Asset Value ("NAV") are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE.

  Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to "fair value" some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund's NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If the Manager believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund's NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

  The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS

The Funds pay their net investment income to shareholders of record on the business day prior to the payment date. The payment schedule is as follows:

.. The Bond & Mortgage Securities, Government & High Quality Bond, Inflation
  Protection, and Short-Term Bond Funds pay their net investment income on a monthly basis. The payment date is the last business day of each month.
.. The Equity Income I, Preferred Securities, and Real Estate Securities Funds and the SAM Flexible Income Portfolio, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, and SAM Conservative Growth Portfolio pay their net investment income on a quarterly basis. The payment date is the last business day of March, June, September, and December.
.. The other Funds (except California Insured Intermediate Municipal, California
  Municipal, High Yield II, Income, Money Market, Mortgage Securities, Short-Term Income, Tax-Exempt Bond I, and Ultra Short Bond) pay their net investment income on an annual basis. The payment date is the last business day of the year.

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Dividend and capital gain distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid. However, you may authorize the distribution to be paid in cash, if the amount is $10 or more.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


The Tax Exempt Bond Fund I intends to distribute income that is exempt from federal income tax but may be subject to state and local income tax. Because the Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or other income taxes, it may make distributions of income that are not exempt from federal and other income tax. Any capital gains distributed by the Fund may be taxable.

The Money Market Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund. You may ask to have your dividends paid to you monthly in cash. These cash payments are made on the 20th of each month (or previous business day).

The Money Market Fund does not seek to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends.


The California Insured Intermediate Municipal, California Municipal, High Yield II, Income, Mortgage Securities, Short-Term Income, Tax-Exempt Bond I, and Ultra Short Bond Funds declare dividends of all their daily net investment income each day their shares are priced. Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimate, consequently, differences, if any, will be included in the calculation of subsequent dividends. On the last business day of each month (or the previous business day) the Fund will pay out its accumulated declared dividends. You may ask to have your dividends paid to you in cash. If you do not request cash payments, your monthly dividend payment will be reinvested back into additional shares of the Fund.


NOTES:

.. A Fund's payment of income dividends and capital gains has the effect of reducing the share price by the amount of the payment.
.. Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax.
.. For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.

TAX CONSIDERATIONS


Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or reinvested in additional shares. Special tax rules apply to distributions to IRAs and other retirement accounts. You should consult a tax adviser to determine the suitability of the Fund as an investment by such a plan and the tax treatment of Fund distributions.


Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate), regardless of how long you have held your shares. For taxable years beginning before January 1, 2009, distributions of investment income properly designated by the Fund as derived from ''qualified dividend income'' will be taxed at the rates applicable to long-term capital gains.


A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above.


Because of tax law requirements, you must provide the Funds with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid ''back-up'' withholding, which is currently imposed at a rate of 28%.


Early in each calendar year, each Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.


Any gain resulting from the sale, redemption, or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.

Investments by a Fund in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders of the Funds that invest in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.


Investments by a Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. The Fund's use of derivatives will also affect the amount, timing, and character of the Fund's distributions.


ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE CALIFORNIA INSURED INTERMEDIATE MUNICIPAL, CALIFORNIA MUNICIPAL, AND TAX-EXEMPT BOND I ("MUNICIPAL

FUNDS"). . Distributions designated as ''exempt-interest dividends'' by any of the Municipal Funds are generally not subject to federal income tax. However, if you receive Social Security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in one of these Funds may have on the federal taxation of your benefits. In addition, an investment in one of these Funds may result in liability for federal alternative minimum tax, both for individual and corporate shareholders. Each of the Municipal Funds may invest a portion of its assets in securities that generate income that is not exempt from federal (or state and local) income tax. Income exempt from federal tax may be subject to state and local income tax. In addition, any capital gains distributed by these Funds will be taxable as described above.


ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE CALIFORNIA MUNICIPAL AND

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUNDS. . A portion of the dividends paid by the California Municipal and California Insured Intermediate Municipal Funds may be exempt from California State personal income tax, but not from California State franchise tax or California State corporate income tax. Corporate taxpayers should consult their tax advisor concerning the California state tax treatment of investments in these Funds.


The information contained in this prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Fund. You should consult your tax advisor before investing in the Fund.


DISTRIBUTION PLANS AND ADDITIONAL INFORMATION REGARDING INTERMEDIARY
COMPENSATION


Each of the Funds has adopted a 12b-1 Plan for the Class A (except the Money Market Fund), Class B, and Class C shares of the Fund. Under the 12b-1 Plans, each Fund may make payments from its assets attributable to the particular share class to the Fund's Distributor for distribution-related expenses and for providing services to shareholders of that share class. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.


The Distributor for Principal Investors Fund is Principal Funds Distributor, a wholly owned subsidiary of PFG. The term "Distributor" as used in this section refers to Principal Funds Distributor.


The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the above classes of the Funds are set forth below:

  SHARE CLASS                   MAXIMUM ANNUALIZED RULE 12B-1 FEE
  -----------                   ---------------------------------
                  0.25% (0.15% for LargeCap S&P 500 Index, Short-Term Bond,
 Class A/ //(1)/  Short-Term Income, and Ultra Short Bond Funds)
 Class B          1.00%
 Class C          1.00%
 _____________
/(1)/
 Class A shares of the Money Market Funds are not subject to Rule 12b-1 fees.

Service Fees. The Distributor may pay service fees to dealers and other intermediaries at the annual rate of 0.25% of the average daily net assets of such shares for which they are the dealers of record (0.15% for Class A shares of LargeCap S&P 500 Index, Short-Term Bond, Short-Term Income, and Ultra Short Bond Funds). Generally, to receive service fees from the Distributor, dealers or other intermediaries must be the dealer of record for shares with average daily net assets of at least $100,000. Generally, Class A shares must be held for three months before these fees are paid. In the case of Class B and C shares, generally these fees are not paid until such shares have been held for twelve months.


Distribution Fees. The proceeds from the Rule 12b-1 distribution fees paid by Class B and C shareholders, together with any applicable sales charge, are paid to the Distributor. The Distributor generally uses distribution fees to finance any activity that is primarily intended to result in the sale of shares. Examples of such expenses include compensation to salespeople and selected dealers (including financing the commission paid to the dealer at the time of the sale), printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars.



PAYMENTS TO INVESTMENT REPRESENTATIVES AND THEIR FIRMS . Financial intermediaries market and sell shares of the Funds. These financial intermediaries receive compensation from the Distributor and its affiliates for selling shares of the Funds and/or providing services to the Funds' shareholders. Financial intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any sales charge and/or Rule 12b-1 Plan fee that the shareholder or the Funds pay to the Distributor. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.


COMMISSIONS, FINDERS' FEES, AND ONGOING PAYMENTS . In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by the Distributor to financial intermediaries selling Class A shares. The Distributor may pay these financial intermediaries a finders' fee of up to 1.00% on purchases of $1,000,000 or more. The Distributor may pay financial intermediaries a fee of up to 1.00% on initial investments of $500,000 or more by qualified retirement plans in omnibus accounts, which are not subject to initial sales charges. See "Choosing a Share Class" for more details. Additionally, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of up to 0.25% of average net assets attributable to your investment in Class A shares.


The Distributor may pay authorized dealers a one-time finder's fee on initial investments in Principal Fund Class A shares in excess of $500,000 by employer-sponsored retirement or benefit plans in omnibus accounts, generally in accordance with the following schedule: 0.50% on purchases between $500,000 and $3 million, 0.35% on amounts over $3 million but less than $5 million, 0.20% on amounts over $5 million but less than $7 million, 0.15% on amounts over $7 million but less than $10 million, and 0.00% on amounts in excess of $10 million. The Distributor must be notified generally within 90 days of the initial transfer/purchase to qualify for a finder's fee.


In the case of Class B shares, the Distributor will pay, at the time of your purchase, a commission to your financial intermediary in an amount equal to 4.00% of your investment. Additionally, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your investment in Class B shares.


In the case of Class C shares, the Distributor will pay, at the time of your purchase, a commission to your financial intermediary in an amount equal to 1.00% of your investment. Additionally, the Distributor generally makes ongoing payments to your financial intermediary for distribution and services provided to you at an annual rate of 1.00% of average net assets attributable to your investment in Class C shares.

OTHER PAYMENTS TO INTERMEDIARIES. . In addition to the commissions paid at the time of sale, ongoing payments, and the reimbursement of costs associated with education, training and marketing efforts, conferences, seminars, due diligence trip expenses, ticket charges, and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell shares of the Funds for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed (a) 0.25% of the current year's sales of Fund shares by that financial intermediary and/or (b) 0.25% of average daily net assets of Fund shares serviced by that financial intermediary over the year.

A number of factors are considered in determining the amount of these additional payments, including each financial intermediary's Fund sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a ''preferred list.'' The Distributor's goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services.


Additionally, the Distributor may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to the Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor may also provide payment or reimbursement for expenses associated with qualifying dealers' conferences, transactions (''ticket'') charges, and general marketing expenses.


In connection with the purchase by Principal Management Corporation ("Principal") of WM Advisors, Inc. ("WM Advisors"), the investment advisor to the WM Funds, and WM Advisors' two subsidiaries, WM Funds Distributor, Inc. and WM Shareholder Services, Inc. (the "Transaction"), New American Capital, Inc. and its parent company Washington Mutual, Inc. ("WaMu") have agreed to make certain contingent payments to Principal with respect to each of the first four years following the closing of the Transaction. Such payments must be made if aggregate management fee revenues to Principal and its affiliates from assets under management in funds and other financial products advised by Principal and its affiliates (including the funds covered by this prospectus) (collectively, the "Principal Products") sold through WaMu and its affiliates (including WM Financial Services, Inc., a broker-dealer subsidiary of WaMu) fall below certain specified targets during any such year. This could result in up to $30 million being paid by WaMu or New American Capital, Inc. to Principal with respect to each of those four years following the closing of the Transaction. As a result, WM Financial Services, Inc. (and/or it affiliates) will have an additional incentive to sell Principal Products following the closing of the Transaction.


If one mutual fund sponsor makes greater distribution assistance payments than another, your Investment Representative and his or her financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if your Investment Representative or his or her financial intermediary receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that share class.


Principal also offers revenue sharing payments related to SAM Portfolio shares purchased prior to March 1, 2006, referred to as "Advisor Paid Fees," to all financial intermediaries with active selling agreements with the Distributor. The Advisor Paid Fees are paid at an annual rate of up to 0.50% of the average net assets of Class A and Class B shares of the Portfolios serviced by such intermediaries and an annual rate of up to 0.25% of the average net assets of Class C shares purchased prior to March 1, 2006, of the Portfolios serviced by such intermediaries. These payments are made from Principal's profits and may be passed on to your Investment Representative at the discretion of his or her financial intermediary firm. These payments may have created an incentive for the financial intermediaries and/or Investment Representatives to recommend or offer shares of the Portfolios over other investment alternatives.


Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Funds, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.

As of the date of the prospectus, the Distributor anticipates that the firms that will receive additional payments for distribution of the Funds (other than commissions paid at the time of sale, ongoing payments, and the reimbursement of cost associated with education, training and marketing efforts, conferences, ticket charges, and other general marketing expenses) include:

    Advantage Capital Corporation        Mutual Service Corporation
    A.G. Edwards & Sons, Inc.            National Financial Services Corp.
    AIG Financial Advisors, Inc.         National Investors Corporation
    American General Securities, Inc.    Oppenheimer & Co., Inc.
    American Portfolios Financial
    Services, Inc.                       Pacific Select Distributors, Inc.
    Ameriprise Financial Services
    Corp.                                Pershing
    Associated Financial Group           ProEquities, Inc.
    Charles Schwab & Co., Inc.           Prospera Financial Services, Inc.
                                         Prudential Investment Management
    Citigroup Global Markets, Inc.       Services, LLC
    Commonwealth Financial Network       Raymond James & Associates, Inc.
    Farmers Financial Solutions, LLC     Raymond James Financial Services, Inc.
    FFP Securities, Inc.                 RBC Dain Rauscher, Inc.
    FSC Securities Corporation           Robert W. Baird & Company, Inc.
    G.A. Repple & Company                Royal Alliance Associates, Inc.
    H. Beck, Inc.                        Scottrade, Inc.
    Investacorp, Inc.                    Securities America, Inc.
    Investment Advisors & Consultants,
    Inc.                                 Southwest Securities, Inc.
    Janney Montgomery Scott, LLC         Triad Advisors, Inc.
    Jefferson Pilot Securities
    Corporation                          UBS Financial Services, Inc.
                                         United Planners' Financial Services of
    Lincoln Financial Advisors Corp.     America
    Linsco/Private Ledger Corp.          Wachovia Securities, LLC
    McDonald Investments, Inc.           WM Financial Services, Inc.
    Merrill Lynch, Pierce, Fenner &
    Smith Inc.                           Waterstone Financial Group, Inc.
    Morgan Stanley DW, Inc.



To obtain a current list of such firms, call 1-800-222-5852.


Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor by the Fund's Sub-Advisors when selecting brokers to effect portfolio transactions.


Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee is determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that are charged.



TRANSFER AGENCY AND RETIREMENT PLAN SERVICES . Principal or its subsidiary acts as the transfer agent for the Funds. As such, each registers the transfer, issuance, and redemption of fund shares and disburses dividends and other distributions to fund shareholders.


Many fund shares are owned by financial intermediaries for the benefit of their customers. In those cases, the funds often do not maintain an account for these investors. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The transfer agent may pay these financial intermediaries fees for sub-transfer agency and/or related recordkeeping services. Retirement plans may also hold fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan ''platforms'' that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.


The amounts paid to financial intermediaries and plan recordkeepers for sub-transfer agency and recordkeeping services, and their related service requirements may vary across fund groups and share classes. This may create an incentive for financial intermediaries and their Investment Representatives to recommend one fund complex over another or one class of shares over another.


GENERAL INFORMATION ABOUT A FUND ACCOUNT


PROCEDURES FOR OPENING AN ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver's license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity on a timely basis, we may close your account or take such other action as we deem appropriate.


ORDERS PLACED BY INTERMEDIARIES
Principal Investors Fund may have an agreement with your intermediary, such as a broker-dealer, third party administrator or trust company, that permits the intermediary to accept orders on behalf of the Fund until 3 p.m. Central Time. The agreement may include authorization for your intermediary to designate other intermediaries ("sub-designees") to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 3 p.m. Central Time, transmits it to the Fund and pays for it in accordance with the agreement, the Fund will price the order at the next public offering price it computes after your intermediary or sub-designee received your order. NOTE: The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the NYSE closes at a time other than 3 p.m. Central Time.

STATEMENTS
You will receive quarterly statements for the Funds you own. The quarterly statements provide the number and value of shares you own, transactions during the period, dividends declared or paid, and other information. The year-end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements as you may need them for tax reporting purposes.

Generally, each time you buy, sell, or exchange shares in the Principal Investors Fund, you will receive a confirmation in the mail shortly thereafter. It summarizes all the key information - what you bought or sold, the amount of the transaction, and other important information.


Certain purchases and sales are only included on your quarterly statement. These include accounts:
.. when the only activity during the quarter:
  . is purchase of shares from reinvested dividends and/or capital gains, . are purchases under an Automatic Investment Plan, . are sales under a periodic withdrawal plan, . are purchases or sales under an automatic exchange election, or . conversion of Class B shares into Class A shares;
.. used to fund certain individual retirement or individual pension plans; or .. established under a payroll deduction plan.

If you need information about your account(s) at other times, you may call us using the telephone number included on your account statement or access your account on the internet.

SIGNATURE GUARANTEES
Certain transactions require a Medallion Signature Guarantee, unless specifically waived by the Fund's transfer agent. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member, or brokerage firm which participates in a Medallion program recognized by the Securities Transfer Association. A signature guarantee by a notary public or savings bank is not acceptable. Signature guarantees are required:
.. if you sell more than $100,000 (in the aggregate) from the Funds;
.. if a sales proceeds check is payable to other than the account shareholder(s),
  Principal Life, or Principal Bank;
.. to change ownership of an account;
.. to add wire privileges to an existing account;
.. to change bank account information designated under an existing telephone withdrawal plan;
.. to exchange or transfer among accounts with different ownership; and .. to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding 30 days.

SPECIAL PLANS
The Funds reserve the right to amend or terminate the special plans described in this prospectus. Such plans include automatic investment, periodic withdrawal, waiver of Fund minimums for certain accounts and waiver or reduction of the sales charge or contingent deferred sales charge for certain purchasers. You will be notified of any such action to the extent required by law.

MINIMUM ACCOUNT BALANCE
Generally, the Funds do not have a minimum required balance. Because of the disproportional high cost of maintaining small accounts, the Funds reserve the right to set a minimum and sell all shares in an account with a value of $1,000 or less. The sales proceeds would then be mailed to you. These involuntary sales will not be triggered just by market conditions. If the Funds exercise this right, you will be notified that the redemption is going to be made. You will have 30 days to make an additional investment and bring your account up to the required minimum. The Funds reserve the right to increase the required minimum.

TELEPHONE AND INTERNET INSTRUCTIONS
The Funds reserve the right to refuse telephone and/or internet instructions. You are liable for a loss resulting from a fraudulent telephone or internet instruction that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requiring the use of a password (Personal Identification Number) for internet instructions, requesting personal identification information (name, address, phone number, social security number, birth date, security phrase, etc.), and sending written confirmation to the shareholder's address of record.

If you elect telephone privileges, instructions regarding your account(s) may be given to us via the telephone or internet. Your instructions:
.. may be given by calling us at the telephone number provided on your account statements between 7 a.m. and 7 p.m. Central Time on any day that the NYSE is open;
.. may be given by accessing our website (for security purposes you need a user name and password to use any of the internet services, including viewing your account information on-line. If you don't have a user name or password, you may obtain one at our website). Note: only certain transactions are available on-line.
.. must be received in good order at our transaction processing center, in their entirety, by us before the close of the NYSE (generally 3:00 p.m. Central
  Time) to be effective the day of your request;
.. are effective the next business day if not received until after the close of the NYSE; and
.. may be given to your Investment Representative who will in turn contact us with your instructions (Princor registered representatives may only convey your specific instructions to the Funds' transfer agent; they may not be granted investment discretion).

NOTE: Instructions received from one owner are binding on all owners. In the case of an account owned by a corporation or trust, instructions received from an authorized person are binding on the corporation/trust unless we have a written notification requiring that written instructions be executed by more than one authorized person.

HOUSEHOLDING
To avoid sending duplicate copies of materials to households, only one copy of each prospectus, annual and semi-annual report to shareholders will be mailed to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Principal Investors Fund through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Principal Investors Fund at the telephone number provided on your account statement. You may notify the Principal Investors Fund in writing. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after we receive your request to stop householding.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

TRANSACTIONS THROUGH FINANCIAL INSTITUTIONS/PROFESSIONALS
Financial institutions and dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual financial institutions or dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and SAI. Your financial institution or dealer will provide you with specific information about any processing or service fees you will be charged.

FINANCIAL STATEMENTS
Shareholders will receive an annual financial report for the Funds, audited by the Funds' independent registered public accounting firm, Ernst & Young LLP. They will also receive a semiannual financial report that is unaudited.

PORTFOLIO HOLDINGS INFORMATION


The Fund will publish month-end portfolio holdings information for the Funds described in this Prospectus on the principal.com website and the PrincipalFunds.com website on the last business day of the following month. The information will include all of each Fund's holdings, and may include information regarding the top ten holdings as well. The information will remain on the website until the Fund files portfolio holding information with the SEC for a period that includes the date on which the holdings are published on the websites. Also, from time to time, information relating to the impact of specific events, such as national disasters, corporate debt defaults, or similar events, on a Fund's portfolio will be published on the website.


Third parties who need portfolio holdings information to provide services to the Funds may be provided such information prior to its posting on the website, solely for legitimate business purposes and subject to confidentiality agreements. A description of the Funds' policies and procedures with respect to the disclosure of the portfolio securities is available in the Funds' Statement of Additional Information.


FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). Except as otherwise stated in the following paragraph, this information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in Principal Investors Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2006, which is available upon request, and incorporated by reference into the SAI.


The information for the California Insured Intermediate Municipal, California Municipal, Equity Income I, High Yield II, Income, MidCap Stock, Mortgage Securities, Short-Term Income, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Tax-Exempt Bond I, and West Coast Equity Funds has been derived from the financial statements for their predecessor funds. The financial statements for the predecessor funds were audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with each predecessor fund's financial statements, is included in the predecessor funds' Annual Report to Shareholders for the fiscal year ended October 31, 2006, which is available upon request, and incorporated by reference into the SAI. To request a free copy of the latest annual or semiannual report for the Fund or the Predecessor Funds, you may telephone 1-800-222-5852. The following table is a listing of Funds and their corresponding predecessor fund.

      PRINCIPAL INVESTORS FUND                     PREDECESSOR FUND
 California Insured Intermediate        California Insured Intermediate
 Municipal Fund                         Municipal Fund
 California Municipal Fund              California Municipal Fund
 Equity Income Fund I                   Equity Income Fund
 High Yield Fund II                     High Yield Fund
 Income Fund                            Income Fund
 MidCap Stock Fund                      Mid Cap Stock Fund
 Mortgage Securities Fund               U.S. Government Securities Fund
 Short-Term Income Fund                 Short Term Income Fund
 Tax-Exempt Bond Fund I                 Tax-Exempt Bond Fund
 West Coast Equity Fund                 West Coast Equity Fund
 SAM Balanced Portfolio                 Balanced Portfolio
 SAM Conservative Balanced Portfolio    Conservative Balanced Portfolio
 SAM Conservative Growth Portfolio      Conservative Growth Portfolio
 SAM Flexible Income Portfolio          Flexible Income Portfolio
 SAM Strategic Growth Portfolio         Strategic Growth Portfolio

EQUITY INCOME FUND

For a Fund share outstanding throughout each period.



                                 INCOME/(LOSS) FROM
                                INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                        ------------------------------------  ----------------------------------------
                                    NET REALIZED
                NET                      AND
               ASSET                 UNREALIZED                DIVIDENDS  DISTRIBUTIONS
               VALUE        NET      GAIN/(LOSS)  TOTAL FROM   FROM NET      FROM NET
             BEGINNING  INVESTMENT       ON       INVESTMENT  INVESTMENT     REALIZED        TOTAL
             OF PERIOD    INCOME     INVESTMENTS  OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS
             ---------  ----------  ------------  ----------  ----------  -------------  -------------
CLASS A SHARES
Year Ended:
10/31/06       $20.07    $0.33(5)      $ 3.00       $ 3.33      $(0.34)      $(0.63)        $(0.97)
10/31/05        17.79     0.41(5)        2.25         2.66       (0.38)          --          (0.38)
10/31/04        15.46     0.29(5)        2.33         2.62       (0.29)          --          (0.29)
10/31/03        12.73     0.33(5)        2.73         3.06       (0.33)          --          (0.33)
10/31/02        14.85     0.40(5)       (1.85)       (1.45)      (0.35)       (0.32)         (0.67)

CLASS B SHARES
Year Ended:
10/31/06       $19.93    $0.15(5)      $ 2.98       $ 3.13      $(0.17)      $(0.63)        $(0.80)
10/31/05        17.67     0.24(5)        2.24         2.48       (0.22)          --          (0.22)
10/31/04        15.36     0.14(5)        2.30         2.44       (0.13)          --          (0.13)
10/31/03        12.65     0.20(5)        2.71         2.91       (0.20)          --          (0.20)
10/31/02        14.78     0.27(5)       (1.85)       (1.58)      (0.23)       (0.32)         (0.55)

CLASS C SHARES
Year Ended:
10/31/06       $19.79    $0.16(5)      $ 2.96       $ 3.12      $(0.20)      $(0.63)        $(0.83)
10/31/05        17.57     0.26(5)        2.22         2.48       (0.26)          --          (0.26)
10/31/04        15.29     0.16(5)        2.30         2.46       (0.18)          --          (0.18)
10/31/03        12.62     0.22(5)        2.68         2.90       (0.23)          --          (0.23)
10/31/02(4)     15.09     0.18(5)       (2.43)       (2.25)      (0.22)          --          (0.22)

CLASS I SHARES
Year Ended:
10/31/06       $20.07    $0.40(5)      $ 3.00       $ 3.40      $(0.41)      $(0.63)        $(1.04)
10/31/05        17.79     0.48(5)        2.24         2.72       (0.44)          --          (0.44)
10/31/04        15.45     0.35(5)        2.33         2.68       (0.34)          --          (0.34)
10/31/03        12.73     0.38(5)        2.72         3.10       (0.38)          --          (0.38)
10/31/02        14.85     0.45(5)       (1.85)       (1.40)      (0.40)       (0.32)         (0.72)

                                                     RATIOS TO AVERAGE
                                                NET ASSETS/SUPPLEMENTAL DATA
                                ------------------------------------------------------------
                                                RATIO OF    RATIO OF
                                                EXPENSES    EXPENSES
                                               TO AVERAGE  TO AVERAGE   RATIO OF
               NET                             NET ASSETS  NET ASSETS      NET
              ASSET                              BEFORE       AFTER    INVESTMENT
              VALUE               NET ASSETS   REIMBURSE-  REIMBURSE-   INCOME TO  PORTFOLIO
             END OF    TOTAL    END OF PERIOD    MENTS/      MENTS/      AVERAGE   TURNOVER
             PERIOD  RETURN(1)    (IN 000S)      WAIVERS   WAIVERS(2)  NET ASSETS     RATE
             ------  ---------  -------------  ----------  ----------  ----------  ---------
CLASS A SHARES
Year Ended:
10/31/06     $22.43    17.16%     $1,514,188     0.87%       0.87%       1.56%       81%(7)
10/31/05      20.07    15.06         887,828     0.90        0.90        2.13        32
10/31/04      17.79    17.06         438,776     0.91        0.91        1.74        20
10/31/03      15.46    24.43         268,489     0.95        0.95        2.43        18
10/31/02      12.73   (10.35)        198,756     0.97        0.97        2.77        16

CLASS B SHARES
Year Ended:
10/31/06     $22.26    16.16%     $  330,900     1.73%       1.73%       0.70%       81%(7)
10/31/05      19.93    14.07         226,390     1.78        1.78        1.25        32
10/31/04      17.67    16.04         144,144     1.81        1.81        0.84        20
10/31/03      15.36    23.19         103,888     1.89        1.89        1.49        18
10/31/02      12.65   (11.20)         82,330     1.88        1.88        1.86        16

CLASS C SHARES
Year Ended:
10/31/06     $22.08    16.28%     $  251,685     1.64%       1.64%       0.79%       81%(7)
10/31/05      19.79    14.16         128,523     1.68        1.68        1.35        32
10/31/04      17.57    16.16          33,770     1.70        1.70        0.95        20
10/31/03      15.29    23.29           5,973     1.78        1.78        1.60        18
10/31/02(4)   12.62   (15.07)          1,780     1.80(6)     1.80(6)     1.94(6)     16

CLASS I SHARES
Year Ended:
10/31/06     $22.43    17.53%     $1,686,604     0.55%       0.55%       1.88%       81%(7)
10/31/05      20.07    15.39       1,294,804     0.58        0.58        2.45        32
10/31/04      17.79    17.51         908,925     0.59        0.59        2.06        20
10/31/03      15.45    24.77         529,665     0.61        0.61        2.77        18
10/31/02      12.73   (10.04)        350,185     0.63        0.63        3.11        16

(1) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges.
     The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by drecits allowed by the custodian.

(2) Ratio of operating expenses to aveage net assets includes expenses paid indirectly through custodian credits.

(3)  The REIT Fund commenced operations on march 1, 2003.

(4)  The Equity Income Fund commenced selling Class C shares on March 1, 2002.

(5)  Per share numbers have been calculated using the average shares method.

(6)  Annualized.

(7) The Equity Income Fund had unusually high portfolio turnover due to a change in the portfolio manager.

Financial Highlights

WEST COAST EQUITY FUND

For a Fund share outstanding throughout each period.

                                 INCOME/(LOSS) FROM
                                INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                        ------------------------------------  ----------------------------------------
                                    NET REALIZED
                NET                      AND
               ASSET        NET      UNREALIZED                DIVIDENDS  DISTRIBUTIONS
               VALUE    INVESTMENT   GAIN/(LOSS)  TOTAL FROM   FROM NET      FROM NET
             BEGINNING    INCOME/        ON       INVESTMENT  INVESTMENT     REALIZED        TOTAL
             OF PERIOD    (LOSS)     INVESTMENTS  OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS
             ---------  ----------  ------------  ----------  ----------  -------------  -------------
CLASS A SHARES
Year Ended:
10/31/06       $38.99    $ 0.18        $ 5.02       $ 5.20    $(0.13)        $(0.97)        $(1.10)
10/31/05        35.04      0.25          4.33         4.58     (0.20)         (0.43)         (0.63)
10/31/04        32.14      0.06(4)       2.84         2.90        --             --             --
10/31/03        23.73      0.04(4)       8.37         8.41        --             --             --
10/31/02        28.89      0.02(4)      (4.09)       (4.07)    (0.07)         (1.02)         (1.09)

CLASS B SHARES
Year Ended:
10/31/06       $34.84    $(0.18)       $ 4.47       $ 4.29    $   --         $(0.97)        $(0.97)
10/31/05        31.48     (0.09)         3.88         3.79        --          (0.43)         (0.43)
10/31/04        29.14     (0.24)(4)      2.58         2.34        --             --             --
10/31/03        21.73     (0.20)(4)      7.61         7.41        --             --             --
10/31/02        26.71     (0.23)(4)     (3.73)       (3.96)    (0.00)(5)      (1.02)         (1.02)

CLASS C SHARES
Year Ended:
10/31/06       $34.94    $(0.16)       $ 4.50       $ 4.34    $   --         $(0.97)        $(0.97)
10/31/05        31.56     (0.06)         3.88         3.82     (0.01)         (0.43)         (0.44)
10/31/04        29.20     (0.21)(4)      2.57         2.36        --             --             --
10/31/03        21.74     (0.18)(4)      7.64         7.46        --             --             --
10/31/02(3)     27.59     (0.14)(4)     (5.71)       (5.85)       --             --             --

CLASS I SHARES
Year Ended:
10/31/06       $39.39    $ 0.32        $ 5.07       $ 5.39    $(0.25)        $(0.97)        $(1.22)
10/31/05        35.39      0.39          4.37         4.76     (0.33)         (0.43)         (0.76)
10/31/04        32.39      0.17(4)       2.87         3.04     (0.04)            --          (0.04)
10/31/03        23.83      0.13(4)       8.43         8.56        --             --             --
10/31/02        29.00      0.12(4)      (4.10)       (3.98)    (0.17)         (1.02)         (1.19)

                                                      RATIOS TO AVERAGE
                                                NET ASSETS/SUPPLEMENTAL DATA
                                ------------------------------------------------------------
                                                RATIO OF    RATIO OF
                                                EXPENSES    EXPENSES    RATIO OF
                                               TO AVERAGE  TO AVERAGE      NET
               NET                             NET ASSETS  NET ASSETS  INVESTMENT
              ASSET                              BEFORE       AFTER      INCOME/
              VALUE               NET ASSETS   REIMBURSE-  REIMBURSE-  (LOSS) TO   PORTFOLIO
             END OF    TOTAL    END OF PERIOD    MENTS/      MENTS/      AVERAGE    TURNOVER
             PERIOD  RETURN(1)    (IN 000S)      WAIVERS   WAIVERS(2)  NET ASSETS     RATE
             ------  ---------  -------------  ----------  ----------  ----------  ---------
CLASS A SHARES
Year Ended:
10/31/06     $43.09    13.50%      $880,755       0.85%       0.85%      0.44%        15%
10/31/05      38.99    13.13        735,037       0.91        0.91       0.68         13
10/31/04      35.04     9.06        621,924       0.94        0.94       0.17         12
10/31/03      32.14    35.44        523,308       1.02        1.02       0.14         14
10/31/02      23.73   (14.94)       375,821       1.05        1.05       0.07         16

CLASS B SHARES
Year Ended:
10/31/06     $38.16    12.45%      $184,340       1.78%       1.78%     (0.49)%       15%
10/31/05      34.84    12.09        167,531       1.85        1.85      (0.26)        13
10/31/04      31.48     8.03        141,134       1.89        1.89      (0.78)        12
10/31/03      29.14    34.10        122,221       2.01        2.01      (0.85)        14
10/31/02      21.73   (15.73)       102,208       2.00        2.00      (0.88)        16

CLASS C SHARES
Year Ended:
10/31/06     $38.31    12.53%      $ 21,039       1.69%       1.69%     (0.40)%       15%
10/31/05      34.94    12.18         13,613       1.78        1.78      (0.19)        13
10/31/04      31.56     8.12          9,000       1.80        1.80      (0.69)        12
10/31/03      29.20    34.27          3,593       1.90        1.90      (0.74)        14
10/31/02(3)   21.74   (21.20)         1,341       1.96(6)     1.96(6)   (0.84)(6)     16

CLASS I SHARES
Year Ended:
10/31/06     $43.56    13.88%      $826,593       0.53%       0.53%      0.76%        15%
10/31/05      39.39    13.55        621,993       0.58        0.58       1.01         13
10/31/04      35.39     9.39        515,464       0.61        0.61       0.50         12
10/31/03      32.39    35.92        349,363       0.67        0.67       0.49         14
10/31/02      23.83   (14.65)       195,029       0.70        0.70       0.42         16

(1) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges.
     The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by drecits allowed by the custodian.

(2) Ratio of operating expenses to aveage net assets includes expenses paid indirectly through custodian credits.

(3)  The Funds commenced selling Class C shares on March 1, 2002.

(4)  Per share numbers have been calculated using the average shares method.

(5)  Amount represents less than $0.01 per share.

(6)  Annualized.

Financial Highlights

MID CAP STOCK FUND

For a Fund share outstanding throughout each period.

                                 INCOME/(LOSS) FROM
                                INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                        ------------------------------------  ----------------------------------------
                                    NET REALIZED
                NET                      AND
               ASSET        NET      UNREALIZED                DIVIDENDS  DISTRIBUTIONS
               VALUE    INVESTMENT   GAIN/(LOSS)  TOTAL FROM   FROM NET      FROM NET
             BEGINNING    INCOME/        ON       INVESTMENT  INVESTMENT     REALIZED        TOTAL
             OF PERIOD    (LOSS)     INVESTMENTS  OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS
             ---------  ----------  ------------  ----------  ----------  -------------  -------------
CLASS A SHARES
Year Ended:
10/31/06       $19.23   $ 0.10(4)      $ 3.02       $ 3.12      $(0.26)      $(1.23)        $(1.49)
10/31/05        17.06     0.24(4)        2.56         2.80       (0.03)       (0.60)         (0.63)
10/31/04        15.34     0.02(4)        1.75         1.77       (0.01)       (0.04)         (0.05)
10/31/03        12.39     0.01(4)        2.94         2.95          --           --             --
10/31/02        13.50    (0.01)(4)      (0.60)       (0.61)         --        (0.50)         (0.50)

CLASS B SHARES
Year Ended:
10/31/06       $18.23   $(0.09)(4)     $ 2.85       $ 2.76      $(0.10)      $(1.23)        $(1.33)
10/31/05        16.33     0.06(4)        2.44         2.50          --        (0.60)         (0.60)
10/31/04        14.82    (0.14)(4)       1.69         1.55          --        (0.04)         (0.04)
10/31/03        12.09    (0.13)(4)       2.86         2.73          --           --             --
10/31/02        13.31    (0.15)(4)      (0.57)       (0.72)         --        (0.50)         (0.50)

CLASS C SHARES
Year Ended:
10/31/06       $18.28   $(0.06)(4)     $ 2.85       $ 2.79      $(0.18)      $(1.23)        $(1.41)
10/31/05        16.36     0.08(4)        2.44         2.52          --        (0.60)         (0.60)
10/31/04        14.83    (0.13)(4)       1.70         1.57          --        (0.04)         (0.04)
10/31/03        12.10    (0.12)(4)       2.85         2.73          --           --             --
10/31/02(3)     13.60    (0.10)(4)      (1.40)       (1.50)         --           --             --

CLASS I SHARES
Year Ended:
10/31/06       $19.47   $ 0.17(4)      $ 3.04       $ 3.21      $(0.31)      $(1.23)        $(1.54)
10/31/05        17.26     0.30(4)        2.59         2.89       (0.08)       (0.60)         (0.68)
10/31/04        15.50     0.08(4)        1.78         1.86       (0.06)       (0.04)         (0.10)
10/31/03        12.51     0.06(4)        2.97         3.03       (0.04)          --          (0.04)
10/31/02        13.59     0.04(4)       (0.60)       (0.56)      (0.02)       (0.50)         (0.52)

                                                      RATIOS TO AVERAGE
                                                NET ASSETS/SUPPLEMENTAL DATA
                                ------------------------------------------------------------
                                                RATIO OF    RATIO OF
                                                EXPENSES    EXPENSES    RATIO OF
                                               TO AVERAGE  TO AVERAGE      NET
               NET                             NET ASSETS  NET ASSETS  INVESTMENT
              ASSET                              BEFORE       AFTER      INCOME/
              VALUE               NET ASSETS   REIMBURSE-  REIMBURSE-  (LOSS) TO   PORTFOLIO
             END OF    TOTAL    END OF PERIOD    MENTS/      MENTS/      AVERAGE    TURNOVER
             PERIOD  RETURN(1)    (IN 000S)      WAIVERS   WAIVERS(2)  NET ASSETS     RATE
             ------  ---------  -------------  ----------  ----------  ----------  ---------
CLASS A SHARES
Year Ended:
10/31/06     $20.86    17.12%      $215,201      1.09%       1.09%       0.53%        22%
10/31/05      19.23    16.75         93,180      1.12        1.12        1.32         28
10/31/04      17.06    11.57         59,491      1.14        1.14        0.12         23
10/31/03      15.34    23.81         38,676      1.16        1.16        0.07         28
10/31/02      12.39    (4.86)        28,248      1.25        1.25       (0.10)        27

CLASS B SHARES
Year Ended:
10/31/06     $19.66    15.95%      $ 30,663      2.07%       2.07%      (0.45)%       22%
10/31/05      18.23    15.63         24,218      2.11        2.11        0.33         28
10/31/04      16.33    10.54         19,958      2.12        2.12       (0.86)        23
10/31/03      14.82    22.50         17,405      2.24        2.24       (1.01)        28
10/31/02      12.09    (5.79)        13,229      2.26        2.26       (1.11)        27

CLASS C SHARES
Year Ended:
10/31/06     $19.66    16.09%      $  8,051      1.95%       1.95%      (0.33)%       22%
10/31/05      18.28    15.73          4,303      1.99        1.99        0.45         28
10/31/04      16.36    10.60          1,769      2.04        2.04       (0.79)        23
10/31/03      14.83    22.56            550      2.15        2.15       (0.92)        28
10/31/02(3)   12.10   (11.03)            55      2.24(6)     2.24(6)    (1.09)(6)     27

CLASS I SHARES
Year Ended:
10/31/06     $21.14    17.41%      $725,604      0.78%       0.78%       0.84%        22%
10/31/05      19.47    17.11        766,698      0.80        0.80        1.64         28
10/31/04      17.26    12.02        616,052      0.80        0.80        0.45         23
10/31/03      15.50    24.27        369,772      0.81        0.81        0.42         28
10/31/02      12.51    (4.44)       231,409      0.83        0.83        0.32         27

(1) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.

(3)  The Funds commenced selling Class C shares on March 1, 2002.

(4)  Per share numbers have been calculated using the average shares method.

(5)  Amount represents less than $0.01 per share.

(6)  Annualized.

Financial Highlights

SHORT TERM INCOME FUND

For a Fund share outstanding throughout each period.

                                 INCOME/(LOSS) FROM
                                INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                        ------------------------------------  ----------------------------------------
                                    NET REALIZED
                NET                      AND
               ASSET                 UNREALIZED                DIVIDENDS  DISTRIBUTIONS
               VALUE        NET      GAIN/(LOSS)  TOTAL FROM   FROM NET      FROM NET
             BEGINNING  INVESTMENT       ON       INVESTMENT  INVESTMENT     REALIZED        TOTAL
             OF PERIOD    INCOME     INVESTMENTS  OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS
             ---------  ----------  ------------  ----------  ----------  -------------  -------------
CLASS A SHARES
Year Ended:
10/31/06       $2.31       $0.08       $ 0.01       $ 0.09      $(0.08)        $--          $(0.08)
10/31/05        2.38        0.08        (0.07)        0.01       (0.08)         --           (0.08)
10/31/04        2.39        0.08        (0.01)        0.07       (0.08)         --           (0.08)
10/31/03        2.34        0.09         0.06         0.15       (0.10)         --           (0.10)
10/31/02        2.41        0.12        (0.07)        0.05       (0.12)         --           (0.12)

CLASS B SHARES
Year Ended:
10/31/06       $2.31       $0.07       $ 0.01       $ 0.08      $(0.07)        $--          $(0.07)
10/31/05        2.38        0.06        (0.07)       (0.01)      (0.06)         --           (0.06)
10/31/04        2.39        0.06        (0.01)        0.05       (0.06)         --           (0.06)
10/31/03        2.34        0.07         0.06         0.13       (0.08)         --           (0.08)
10/31/02        2.41        0.10        (0.07)        0.03       (0.10)         --           (0.10)

CLASS C SHARES
Year Ended:
10/31/06       $2.31       $0.07       $ 0.01       $ 0.08      $(0.07)        $--          $(0.07)
10/31/05        2.38        0.06        (0.07)       (0.01)      (0.06)         --           (0.06)
10/31/04        2.39        0.06        (0.01)        0.05       (0.06)         --           (0.06)
10/31/03        2.34        0.07         0.06         0.13       (0.08)         --           (0.08)
10/31/02(3)     2.37        0.07        (0.03)        0.04       (0.07)         --           (0.07)

CLASS I SHARES
Year Ended:
10/31/06       $2.31       $0.09       $ 0.01       $ 0.10      $(0.09)        $--          $(0.09)
10/31/05        2.38        0.09        (0.07)        0.02       (0.09)         --           (0.09)
10/31/04        2.39        0.08        (0.01)        0.07       (0.08)         --           (0.08)
10/31/03        2.34        0.09         0.06         0.15       (0.10)         --           (0.10)
10/31/02        2.41        0.13        (0.07)        0.06       (0.13)         --           (0.13)

                                                      RATIOS TO AVERAGE
                                                NET ASSETS/SUPPLEMENTAL DATA
                                ------------------------------------------------------------
                                                RATIO OF    RATIO OF
                                                EXPENSES    EXPENSES
                                               TO AVERAGE  TO AVERAGE   RATIO OF
               NET                             NET ASSETS  NET ASSETS      NET
              ASSET                              BEFORE       AFTER    INVESTMENT
              VALUE               NET ASSETS   REIMBURSE-  REIMBURSE-   INCOME TO  PORTFOLIO
             END OF    TOTAL    END OF PERIOD    MENTS/      MENTS/      AVERAGE    TURNOVER
             PERIOD  RETURN(1)    (IN 000S)      WAIVERS   WAIVERS(2)  NET ASSETS     RATE
             ------  ---------  -------------  ----------  ----------  ----------  ---------
CLASS A SHARES
Year Ended:
10/31/06      $2.32    4.15%       $ 32,081       0.95%       0.95%       3.54%       14%
10/31/05       2.31    0.49          36,287       0.93        0.81        3.36        13
10/31/04       2.38    2.87          54,082       0.92        0.83        3.23        14
10/31/03       2.39    6.28          71,920       0.97        0.84        3.58        33
10/31/02       2.34    2.18          28,106       1.09        0.96        5.03        28

CLASS B SHARES
Year Ended:
10/31/06      $2.32    3.36%       $ 16,411       1.71%       1.71%       2.78%       14%
10/31/05       2.31   (0.26)         23,617       1.70        1.56        2.61        13
10/31/04       2.38    2.11          31,812       1.70        1.58        2.48        14
10/31/03       2.39    5.49          44,310       1.70        1.59        2.83        33
10/31/02       2.34    1.41          24,621       1.77        1.71        4.28        28

CLASS C SHARES
Year Ended:
10/31/06      $2.32    3.39%       $  6,980       1.68%       1.68%       2.81%       14%
10/31/05       2.31   (0.26)         13,477       1.65        1.56        2.61        13
10/31/04       2.38    2.10          18,970       1.66        1.58        2.48        14
10/31/03       2.39    5.48          17,843       1.65        1.59        2.83        33
10/31/02(3)    2.34    1.61           5,743       1.68(5)     1.68(5)     4.31(5)     28

CLASS I SHARES
Year Ended:
10/31/06      $2.32    4.57%       $181,910       0.55%       0.55%       3.94%       14%
10/31/05       2.31    0.74         195,607       0.56        0.56        3.61        13
10/31/04       2.38    3.13         168,947       0.58        0.58        3.48        14
10/31/03       2.39    6.55         129,443       0.59        0.59        3.83        33
10/31/02       2.34    2.53          89,210       0.61        0.61        5.38        28

(1) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.

(3)  The Funds commenced selling Class C shares on March 1, 2002.

(4)  Per share numbers have been calculated using the average shares method.

(5)  Annualized.

Financial Highlights

U.S. GOVERNMENT SECURITIES FUND

For a Fund share outstanding throughout each period.

                                     INCOME FROM
                                INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                        ------------------------------------  ----------------------------------------
                                    NET REALIZED
                NET                      AND
               ASSET                 UNREALIZED                DIVIDENDS  DISTRIBUTIONS
               VALUE        NET      GAIN/(LOSS)  TOTAL FROM   FROM NET      FROM NET
             BEGINNING  INVESTMENT       ON       INVESTMENT  INVESTMENT     REALIZED        TOTAL
             OF PERIOD    INCOME     INVESTMENTS  OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS
             ---------  ----------  ------------  ----------  ----------  -------------  -------------
CLASS A SHARES
Year Ended:
10/31/06       $10.53    $0.44         $ 0.04        $0.48      $(0.47)        $--          $(0.47)
10/31/05        10.88     0.41(4)       (0.30)        0.11       (0.46)         --           (0.46)
10/31/04        10.89     0.40(4)        0.05         0.45       (0.46)         --           (0.46)
10/31/03        11.19     0.40(4)       (0.19)        0.21       (0.51)         --           (0.51)
10/31/02        11.20     0.54           0.04         0.58       (0.59)         --           (0.59)

CLASS B SHARES
Year Ended:
10/31/06       $10.52    $0.37         $ 0.05        $0.42      $(0.40)        $--          $(0.40)
10/31/05        10.87     0.33(4)       (0.30)        0.03       (0.38)         --           (0.38)
10/31/04        10.88     0.32(4)        0.05         0.37       (0.38)         --           (0.38)
10/31/03        11.18     0.32(4)       (0.19)        0.13       (0.43)         --           (0.43)
10/31/02        11.19     0.46           0.04         0.50       (0.51)         --           (0.51)

CLASS C SHARES
Year Ended:
10/31/06       $10.51    $0.37         $ 0.05        $0.42      $(0.40)        $--          $(0.40)
10/31/05        10.86     0.33(4)       (0.30)        0.03       (0.38)         --           (0.38)
10/31/04        10.87     0.32(4)        0.05         0.37       (0.38)         --           (0.38)
10/31/03        11.18     0.32(4)       (0.20)        0.12       (0.43)         --           (0.43)
10/31/02(3)     11.00     0.33           0.18         0.51       (0.33)         --           (0.33)

CLASS I SHARES
Year Ended:
10/31/06       $10.53    $0.49         $ 0.05        $0.54      $(0.52)        $--          $(0.52)
10/31/05        10.88     0.45(4)       (0.30)        0.15       (0.50)         --           (0.50)
10/31/04        10.89     0.44(4)        0.05         0.49       (0.50)         --           (0.50)
10/31/03        11.19     0.44(4)       (0.19)        0.25       (0.55)         --           (0.55)
10/31/02        11.20     0.58           0.04         0.62       (0.63)         --           (0.63)

                                                      RATIOS TO AVERAGE
                                                NET ASSETS/SUPPLEMENTAL DATA
                                ------------------------------------------------------------
                                                RATIO OF    RATIO OF
                                                EXPENSES    EXPENSES
                                               TO AVERAGE  TO AVERAGE   RATIO OF
               NET                             NET ASSETS  NET ASSETS      NET
              ASSET                              BEFORE       AFTER    INVESTMENT
              VALUE               NET ASSETS   REIMBURSE-  REIMBURSE-  INCOME TO   PORTFOLIO
             END OF    TOTAL    END OF PERIOD    MENTS/      MENTS/      AVERAGE    TURNOVER
             PERIOD  RETURN(1)    (IN 000S)      WAIVERS   WAIVERS(2)  NET ASSETS     RATE
             ------  ---------  -------------  ----------  ----------  ----------  ---------
CLASS A SHARES
Year Ended:
10/31/06     $10.54    4.74%      $   98,110      0.91%       0.91%       4.25%       13%
10/31/05      10.53    1.02          120,615      0.92        0.92        3.84        34
10/31/04      10.88    4.26          134,896      0.93        0.93        3.64        30
10/31/03      10.89    1.94          176,859      0.93        0.93        3.59        62
10/31/02      11.19    5.37          196,222      0.96        0.96        4.91        48

CLASS B SHARES
Year Ended:
10/31/06     $10.54    4.06%      $   85,761      1.66%       1.66%       3.50%       13%
10/31/05      10.52    0.28          122,147      1.65        1.65        3.11        34
10/31/04      10.87    3.50          157,900      1.65        1.65        2.92        30
10/31/03      10.88    1.20          251,153      1.66        1.66        2.86        62
10/31/02      11.18    4.62          271,440      1.68        1.68        4.19        48

CLASS C SHARES
Year Ended:
10/31/06     $10.53    4.00%      $    7,964      1.63%       1.63%       3.53%       13%
10/31/05      10.51    0.29            6,775      1.64        1.64        3.12        34
10/31/04      10.86    3.53            6,279      1.64        1.64        2.93        30
10/31/03      10.87    1.12           13,354      1.64        1.64        2.88        62
10/31/02(3)   11.18    4.74           11,634      1.63(5)     1.63(5)     4.24(5)     48

CLASS I SHARES
Year Ended:
10/31/06     $10.55    5.25%      $1,521,330      0.52%       0.52%       4.64%       13%
10/31/05      10.53    1.41        1,642,617      0.54        0.54        4.22        34
10/31/04      10.88    4.65        1,260,104      0.55        0.55        4.02        30
10/31/03      10.89    2.32          658,676      0.57        0.57        3.95        62
10/31/02      11.19    5.77          365,912      0.58        0.58        5.29        48

(1) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges.

     The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.

(3)  The Funds commenced selling Class C shares on March 1, 2002.

(4)  Per share numbers have been calculated using the average shares method.

(5)  Annualized.

Financial Highlights

INCOME FUND

For a Fund share outstanding throughout each period.

                                     INCOME FROM
                                INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                        ------------------------------------  ----------------------------------------
                                    NET REALIZED
                NET                      AND
               ASSET                 UNREALIZED                DIVIDENDS  DISTRIBUTIONS
               VALUE        NET      GAIN/(LOSS)  TOTAL FROM   FROM NET      FROM NET
             BEGINNING  INVESTMENT       ON       INVESTMENT  INVESTMENT     REALIZED        TOTAL
             OF PERIOD    INCOME     INVESTMENTS  OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS
             ---------  ----------  ------------  ----------  ----------  -------------  -------------
CLASS A SHARES
Year Ended:
10/31/06       $9.05       $0.48       $ 0.05        $0.53      $(0.49)        $--          $(0.49)
10/31/05        9.46        0.45        (0.38)        0.07       (0.48)         --           (0.48)
10/31/04        9.35        0.46         0.15         0.61       (0.50)         --           (0.50)
10/31/03        9.02        0.51         0.38         0.89       (0.56)         --           (0.56)
10/31/02        9.32        0.60        (0.28)        0.32       (0.62)         --           (0.62)

CLASS B SHARES
Year Ended:
10/31/06       $9.08       $0.41       $ 0.05        $0.46      $(0.42)        $--          $(0.42)
10/31/05        9.49        0.38        (0.38)        0.00       (0.41)         --           (0.41)
10/31/04        9.37        0.39         0.16         0.55       (0.43)         --           (0.43)
10/31/03        9.04        0.44         0.38         0.82       (0.49)         --           (0.49)
10/31/02        9.35        0.54        (0.29)        0.25       (0.56)         --           (0.56)

CLASS C SHARES
Year Ended:
10/31/06       $9.08       $0.41       $ 0.05        $0.46      $(0.42)        $--          $(0.42)
10/31/05        9.49        0.38        (0.38)        0.00       (0.41)         --           (0.41)
10/31/04        9.37        0.39         0.16         0.55       (0.43)         --           (0.43)
10/31/03        9.04        0.45         0.38         0.83       (0.50)         --           (0.50)
10/31/02(3)     9.21        0.37        (0.17)        0.20       (0.37)         --           (0.37)

CLASS I SHARES
Year Ended:
10/31/06       $9.07       $0.51       $ 0.05        $0.56      $(0.52)        $--          $(0.52)
10/31/05        9.48        0.49        (0.38)        0.11       (0.52)         --           (0.52)
10/31/04        9.36        0.50         0.16         0.66       (0.54)         --           (0.54)
10/31/03        9.03        0.55         0.38         0.93       (0.60)         --           (0.60)
10/31/02        9.34        0.64        (0.29)        0.35       (0.66)         --           (0.66)

                                                      RATIOS TO AVERAGE
                                                NET ASSETS/SUPPLEMENTAL DATA
                                ------------------------------------------------------------
                                                RATIO OF    RATIO OF
                                                EXPENSES    EXPENSES
                                               TO AVERAGE  TO AVERAGE   RATIO OF
               NET                             NET ASSETS  NET ASSETS      NET
              ASSET                              BEFORE       AFTER    INVESTMENT
              VALUE               NET ASSETS   REIMBURSE-  REIMBURSE-  INCOME TO   PORTFOLIO
             END OF    TOTAL    END OF PERIOD    MENTS/      MENTS/      AVERAGE    TURNOVER
             PERIOD  RETURN(1)    (IN 000S)      WAIVERS   WAIVERS(2)  NET ASSETS     RATE
             ------  ---------  -------------  ----------  ----------  ----------  ---------
CLASS A SHARES
Year Ended:
10/31/06      $9.09     6.02%      $143,590       0.89%       0.89%       5.27%       26%
10/31/05       9.05     0.75        147,521       0.91        0.91        4.83        20
10/31/04       9.46     6.68        147,695       0.92        0.92        4.90        24
10/31/03       9.35    10.10        153,654       0.94        0.94        5.42        33
10/31/02       9.02     3.63        130,512       0.97        0.97        6.61        20

CLASS B SHARES
Year Ended:
10/31/06      $9.12     5.23%      $ 99,751       1.65%       1.65%       4.51%       26%
10/31/05       9.08     0.02        128,067       1.65        1.65        4.09        20
10/31/04       9.49     6.03        152,065       1.65        1.65        4.17        24
10/31/03       9.37     9.31        194,396       1.65        1.65        4.71        33
10/31/02       9.04     2.79        142,186       1.68        1.68        5.90        20

CLASS C SHARES
Year Ended:
10/31/06      $9.12     5.23%      $ 10,412       1.64%       1.64%       4.52%       26%
10/31/05       9.08     0.01         10,761       1.66        1.66        4.08        20
10/31/04       9.49     6.02         11,580       1.65        1.65        4.17        24
10/31/03       9.37     9.33         15,274       1.63        1.63        4.73        33
10/31/02(3)    9.04     2.25          7,710       1.62(5)     1.62(5)     5.96(5)     20

CLASS I SHARES
Year Ended:
10/31/06      $9.11     6.41%      $963,326       0.52%       0.52%       5.64%       26%
10/31/05       9.07     1.13        903,915       0.54        0.54        5.20        20
10/31/04       9.48     7.18        834,726       0.55        0.55        5.27        24
10/31/03       9.36    10.51        679,139       0.56        0.56        5.80        33
10/31/02       9.03     3.94        487,376       0.56        0.56        7.02        20

(1) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.

(3)  The Funds commenced selling Class C shares on March 1, 2002.

(4)  Per share numbers have been calculated using the average shares method.

(5)  Annualized.

Financial Highlights

HIGH YIELD FUND

For a Fund share outstanding throughout each period.

                                 INCOME/(LOSS) FROM
                                INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                        ------------------------------------  ----------------------------------------
                                    NET REALIZED
                NET                      AND
               ASSET                 UNREALIZED                DIVIDENDS  DISTRIBUTIONS
               VALUE        NET      GAIN/(LOSS)  TOTAL FROM   FROM NET      FROM NET
             BEGINNING  INVESTMENT       ON       INVESTMENT  INVESTMENT     REALIZED        TOTAL
             OF PERIOD    INCOME     INVESTMENTS  OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS
             ---------  ----------  ------------  ----------  ----------  -------------  -------------
CLASS A SHARES
Year Ended:
10/31/06       $8.23     $0.61        $ 0.55        $ 1.16      $(0.60)        $--          $(0.60)
10/31/05        8.28      0.56         (0.03)         0.53       (0.58)         --           (0.58)
10/31/04        7.88      0.58          0.43          1.01       (0.61)         --           (0.61)
10/31/03        6.63      0.61(4)       1.31          1.92       (0.67)         --           (0.67)
10/31/02        7.44      0.71         (0.72)        (0.01)      (0.80)         --           (0.80)

CLASS B SHARES
Year Ended:
10/31/06       $8.27     $0.55        $ 0.55        $ 1.10      $(0.54)        $--          $(0.54)
10/31/05        8.32      0.50         (0.03)         0.47       (0.52)         --           (0.52)
10/31/04        7.91      0.52          0.44          0.96       (0.55)         --           (0.55)
10/31/03        6.66      0.56(4)       1.31          1.87       (0.62)         --           (0.62)
10/31/02        7.47      0.66         (0.72)        (0.06)      (0.75)         --           (0.75)

CLASS C SHARES
Year Ended:
10/31/06       $8.27     $0.55        $ 0.55        $ 1.10      $(0.54)        $--          $(0.54)
10/31/05        8.32      0.50         (0.03)         0.47       (0.52)         --           (0.52)
10/31/04        7.91      0.52          0.44          0.96       (0.55)         --           (0.55)
10/31/03        6.67      0.56(4)       1.30          1.86       (0.62)         --           (0.62)
10/31/02(3)     7.55      0.46         (0.86)        (0.40)      (0.48)         --           (0.48)

CLASS I SHARES
Year Ended:
10/31/06       $8.22     $0.64        $ 0.55        $ 1.19      $(0.63)        $--          $(0.63)
10/31/05        8.27      0.58         (0.03)         0.55       (0.60)         --           (0.60)
10/31/04        7.86      0.60          0.44          1.04       (0.63)         --           (0.63)
10/31/03        6.62      0.63(4)       1.30          1.93       (0.69)         --           (0.69)
10/31/02        7.43      0.73         (0.72)         0.01       (0.82)         --           (0.82)

                                                           RATIOS TO AVERAGE
                                                       NET ASSETS/SUPPLEMENTAL DATA
                                ------------------------------------------------------------
                                                RATIO OF    RATIO OF
                                                EXPENSES    EXPENSES
                                               TO AVERAGE  TO AVERAGE   RATIO OF
               NET                             NET ASSETS  NET ASSETS      NET
              ASSET                              BEFORE       AFTER    INVESTMENT
              VALUE               NET ASSETS   REIMBURSE-  REIMBURSE-   INCOME TO  PORTFOLIO
             END OF    TOTAL    END OF PERIOD    MENTS/      MENTS/      AVERAGE    TURNOVER
             PERIOD  RETURN(1)    (IN 000S)      WAIVERS   WAIVERS(2)  NET ASSETS     RATE
             ------  ---------  -------------  ----------  ----------  ----------  ---------
CLASS A SHARE
Year Ended:
10/31/06      $8.79    14.63%     $ 422,747      0.90%       0.90%       7.31%        85%
10/31/05       8.23     6.56        111,164      0.92        0.92        6.76         94
10/31/04       8.28    13.23         85,190      0.93        0.93        7.11         82
10/31/03       7.88    30.13         48,618      0.97        0.97        8.24         61
10/31/02       6.63    (0.48)        13,563      1.03        1.03        9.72         60

CLASS B SHARE
Year Ended:
10/31/06      $8.83    13.72%     $  83,143      1.66%       1.66%       6.55%        85%
10/31/05       8.27     5.75         73,667      1.68        1.68        6.00         94
10/31/04       8.32    12.50         80,036      1.69        1.69        6.35         82
10/31/03       7.91    29.08         83,665      1.73        1.73        7.48         61
10/31/02       6.66    (1.17)        44,004      1.78        1.78        8.97         60

CLASS C SHARE
Year Ended:
10/31/06      $8.83    13.74%     $  76,883      1.65%       1.65%       6.56%        85%
10/31/05       8.27     5.77         38,475      1.66        1.66        6.02         94
10/31/04       8.32    12.51         33,318      1.68        1.68        6.36         82
10/31/03       7.91    29.08         24,540      1.71        1.71        7.50         61
10/31/02(3)    6.67    (5.66)         2,556      1.78(5)     1.78(5)     8.97(5)      60

CLASS I SHARE
Year Ended:
10/31/06      $8.78    15.01%     $ 570,861      0.57%       0.57%       7.64%        85%
10/31/05       8.22     6.91        588,409      0.59        0.59        7.09         94
10/31/04       8.27    13.75        526,095      0.61        0.61        7.43         82
10/31/03       7.86    30.44        424,781      0.64        0.64        8.57         61
10/31/02       6.62    (0.15)       244,937      0.68        0.68       10.07         60

(1) Total return is not anualized for periods of less than year and does not reflect any applicable sales charges.

     The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.

(3)  The Funds commenced selling Class C shares on March 1, 2002.

(4)  Per share numbers have been calculated using the average shares method.

(5)  Annualized.

Financial Highlights

WM Tax - Exempt Bond Fund   For a Fund share outstanding throughout each period.





                               INCOME FROM INVESTMENT OPERATIONS
                             -------------------------------------
                                              NET                                LESS DISTRIBUTIONS
                    NET                    REALIZED                  ------------------------------------------
                   ASSET                      AND                     DIVIDENDS   DISTRIBUTIONS
                   VALUE                  UNREALIZED       TOTAL        FROM         FROM NET
                 BEGINNING       NET      GAIN/(LOSS)      FROM          NET         REALIZED
                    OF       INVESTMENT       ON        INVESTMENT   INVESTMENT      CAPITAL          TOTAL
                   PERIOD      INCOME     INVESTMENTS   OPERATIONS     INCOME         GAINS       DISTRIBUTIONS
                 ---------   ----------   -----------   ----------   ----------   -------------   -------------
CLASS A SHARES
Year Ended:
10/31/06           $7.70        $0.33       $ 0.15         $0.48       $(0.33)       $(0.15)         $(0.48)
10/31/05            7.95         0.33        (0.16)         0.17        (0.33)        (0.09)          (0.42)
10/31/04            7.96         0.33         0.08          0.41        (0.33)        (0.09)          (0.42)
10/31/03            7.95         0.34         0.08          0.42        (0.34)        (0.07)          (0.41)
10/31/02            7.93         0.35         0.03          0.38        (0.35)        (0.01)          (0.36)

CLASS B SHARES
Year Ended:
10/31/06           $7.70        $0.27       $ 0.15         $0.42       $(0.27)       $(0.15)         $(0.42)
10/31/05            7.95         0.27        (0.16)         0.11        (0.27)        (0.09)          (0.36)
10/31/04            7.96         0.27         0.08          0.35        (0.27)        (0.09)          (0.36)
10/31/03            7.95         0.28         0.08          0.36        (0.28)        (0.07)          (0.35)
10/31/02            7.93         0.29         0.03          0.32        (0.29)        (0.01)          (0.30)

CLASS C SHARES
Year Ended:
10/31/06           $7.70        $0.27       $ 0.15         $0.42       $(0.27)       $(0.15)         $(0.42)
10/31/05            7.95         0.27        (0.16)         0.11        (0.27)        (0.09)          (0.36)
10/31/04            7.96         0.27         0.08          0.35        (0.27)        (0.09)          (0.36)
10/31/03            7.95         0.28         0.08          0.36        (0.28)        (0.07)          (0.35)
10/31/02(3)         7.83         0.20         0.12          0.32        (0.20)           --           (0.20)

                                                RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                         -----------------------------------------------------------
                                                      RATIO OF    RATIO OF
                                                      EXPENSES    EXPENSES
                                                         TO          TO
                                                      AVERAGE      AVERAGE     RATIO OF
                                                        NET          NET          NET
                                                       ASSETS      ASSETS     INVESTMENT
                      NET                   NET      EXCLUDING    INCLUDING     INCOME
                     ASSET                 ASSETS     INTEREST    INTEREST        TO
                     VALUE                 END OF     EXPENSE      EXPENSE      AVERAGE    PORTFOLIO
                    END OF     TOTAL       PERIOD       AND          AND          NET       TURNOVER
                    PERIOD   RETURN(1)   (IN 000S)    FEES(2)    FEES(2)(6)     ASSETS        RATE
                    ------   ---------   ---------   ---------   ----------   ----------   ---------
CLASS A SHARES
Year Ended:
10/31/06             $7.70     6.42%      $165,325    0.86%        1.15%        4.32%         25%
10/31/05              7.70     2.19        175,146    0.87         1.00         4.22          28
10/31/04              7.95     5.35        184,711    0.90         0.96         4.22          25
10/31/03              7.96     5.31        207,433    0.88         0.89         4.20          47
10/31/02              7.95     5.02        213,673    0.90         0.90         4.49          46

CLASS B SHARES
Year Ended:
10/31/06             $7.70     5.63%      $22,881     1.62%        1.91%        3.56%         25%
10/31/05              7.70     1.43        30,073     1.62         1.75         3.47          28
10/31/04              7.95     4.57        35,433     1.65         1.71         3.47          25
10/31/03              7.96     4.53        45,061     1.62         1.63         3.46          47
10/31/02              7.95     4.25        47,308     1.64         1.64         3.75          46

CLASS C SHARES
Year Ended:
10/31/06             $7.70     5.60%      $2,547      1.64%        1.93%        3.54%         25%
10/31/05              7.70     1.41        2,360      1.63         1.76         3.46          28
10/31/04              7.95     4.58        3,641      1.65         1.71         3.47          25
10/31/03              7.96     4.54        4,332      1.61         1.62         3.47          47
10/31/02(3)           7.95     4.06        2,395      1.61(5)      1.61(5)      3.78(5)       46

(1) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.

(3)  The Fund commenced selling Class C shares on March 1, 2002.

(4)  Per share numbers have been calculated using the average share method.

(5)  Annualized.

(6)  Restated values for 2005, 2004, and 2003


Financial Highlights

CALIFORNIA MUNICIPAL FUND

For a Fund share outstanding throughout each period.

                                 INCOME/(LOSS) FROM
                                INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                        ------------------------------------  ----------------------------------------
                                    NET REALIZED
                NET                      AND
               ASSET                 UNREALIZED                DIVIDENDS  DISTRIBUTIONS
               VALUE        NET      GAIN/(LOSS)  TOTAL FROM   FROM NET      FROM NET
             BEGINNING  INVESTMENT       ON       INVESTMENT  INVESTMENT     REALIZED        TOTAL
             OF PERIOD    INCOME     INVESTMENTS  OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS
             ---------  ----------  ------------  ----------  ----------  -------------  -------------
CLASS A SHARES
Year Ended:
10/31/06       $11.24     $0.48       $ 0.22         $0.70     $(0.48)       $(0.14)         $(0.62)
10/31/05        11.42      0.48        (0.15)         0.33      (0.48)        (0.03)          (0.51)
10/31/04        11.22      0.49         0.20          0.69      (0.49)           --           (0.49)
10/31/03        11.35      0.47        (0.06)         0.41      (0.47)        (0.07)          (0.54)
10/31/02        11.34      0.50         0.00(6)       0.50      (0.49)           --           (0.49)

CLASS B SHARES
Year Ended:
10/31/06       $11.24     $0.39       $ 0.22         $0.61     $(0.39)       $(0.14)         $(0.53)
10/31/05        11.42      0.39        (0.15)         0.24      (0.39)        (0.03)          (0.42)
10/31/04        11.22      0.40         0.20          0.60      (0.40)           --           (0.40)
10/31/03        11.35      0.38        (0.06)         0.32      (0.38)        (0.07)          (0.45)
10/31/02        11.34      0.42         0.00(6)       0.42      (0.41)           --           (0.41)

CLASS C SHARES
Year Ended:
10/31/06       $11.24     $0.39       $ 0.22         $0.61     $(0.39)       $(0.14)         $(0.53)
10/31/05        11.42      0.39        (0.15)         0.24      (0.39)        (0.03)          (0.42)
10/31/04        11.22      0.40         0.20          0.60      (0.40)           --           (0.40)
10/31/03        11.35      0.38        (0.06)         0.32      (0.38)        (0.07)          (0.45)
10/31/02(3)     11.20      0.28         0.14          0.42      (0.27)           --           (0.27)

                                                           RATIOS TO AVERAGE
                                                       NET ASSETS/SUPPLEMENTAL DATA
                                ------------------------------------------------------------
                                                RATIO OF    RATIO OF
                                                EXPENSES    EXPENSES
                                               TO AVERAGE  TO AVERAGE   RATIO OF
               NET                             NET ASSETS  NET ASSETS      NET
              ASSET                              BEFORE       AFTER    INVESTMENT
              VALUE               NET ASSETS   REIMBURSE-  REIMBURSE-   INCOME TO  PORTFOLIO
             END OF    TOTAL    END OF PERIOD    MENTS/      MENTS/      AVERAGE    TURNOVER
             PERIOD  RETURN(1)    (IN 000S)      WAIVERS   WAIVERS(2)  NET ASSETS     RATE
             ------  ---------  -------------  ----------  ----------  ----------  ---------
CLASS A SHARE
Year Ended:  $11.32    6.45%       $264,924      0.84%        0.84%       4.26%       29%
10/31/06      11.24    2.90         241,879      0.84         0.84        4.19        26
10/31/05      11.42    6.25         232,239      0.85         0.85        4.32        27
10/31/04      11.22    3.69         252,511      0.85         0.85        4.14        34
10/31/03      11.35    4.57         286,095      0.86         0.86        4.39        48
10/31/02

CLASS B SHARES
Year Ended:  $11.32    5.66%       $132,364      1.58%        1.58%       3.52%       29%
10/31/06      11.24    2.13         162,534      1.59         1.59        3.44        26
10/31/05      11.42    5.47         195,930      1.59         1.59        3.58        27
10/31/04      11.22    2.92         255,445      1.59         1.59        3.40        34
10/31/03      11.35    3.79         295,662      1.60         1.60        3.65        48
10/31/02

CLASS C SHARES
Year Ended:  $11.32    5.65%       $  4,413      1.59%        1.59%       3.52%       29%
10/31/06      11.24    2.13           4,641      1.59         1.59        3.44        26
10/31/05      11.42    5.46           5,275      1.60         1.60        3.57        27
10/31/04      11.22    2.92           8,193      1.59         1.59        3.40        34
10/31/03      11.35    3.77           6,665      1.58(5)      1.58(5)     3.67(5)     48
10/31/02(3)

(1) Total return is not anualized for periods of less than year and does not reflect any applicable sales charges.

     The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.

(3)  The Funds commenced selling Class C shares on March 1, 2002.

(4)  Per share numbers have been calculated using the average share method.

(5)  Annualized.

(6)  Amount represents less than $0.01 per share.

Financial Highlights

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

For a Fund share outstanding throughout each period.

                                 INCOME/(LOSS) FROM
                                INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                        ------------------------------------  ----------------------------------------
                                    NET REALIZED
                NET                      AND
               ASSET                 UNREALIZED                DIVIDENDS  DISTRIBUTIONS
               VALUE        NET      GAIN/(LOSS)  TOTAL FROM   FROM NET      FROM NET
             BEGINNING  INVESTMENT       ON       INVESTMENT  INVESTMENT     REALIZED        TOTAL
             OF PERIOD    INCOME     INVESTMENTS  OPERATIONS    INCOME    CAPITAL GAINS  DISTRIBUTIONS
             ---------  ----------  ------------  ----------  ----------  -------------  -------------
CLASS A SHARES
Year Ended:
10/31/06       $10.85      $0.36       $ 0.14       $ 0.50      $(0.36)     $(0.02)         $(0.38)
10/31/05        11.14       0.34        (0.29)        0.05       (0.34)      (0.00)(4)       (0.34)
10/31/04        11.14       0.33         0.10         0.43       (0.33)      (0.10)          (0.43)
10/31/03        11.08       0.35         0.12         0.47       (0.35)      (0.06)          (0.41)
10/31/02        10.98       0.39         0.15         0.54       (0.39)      (0.05)          (0.44)

CLASS B SHARES
Year Ended:
10/31/06       $10.85      $0.28       $ 0.14       $ 0.42      $(0.28)     $(0.02)         $(0.30)
10/31/05        11.14       0.26        (0.29)       (0.03)      (0.26)      (0.00)(4)       (0.26)
10/31/04        11.14       0.25         0.10         0.35       (0.25)      (0.10)          (0.35)
10/31/03        11.08       0.27         0.12         0.39       (0.27)      (0.06)          (0.33)
10/31/02        10.98       0.31         0.15         0.46       (0.31)      (0.05)          (0.36)

CLASS C SHARES
Year Ended:
10/31/06       $10.85      $0.28       $ 0.13       $ 0.41      $(0.28)     $(0.02)         $(0.30)
10/31/05        11.14       0.26        (0.29)       (0.03)      (0.26)      (0.00)(4)       (0.26)
10/31/04        11.14       0.25         0.10         0.35       (0.25)      (0.10)          (0.35)
10/31/03        11.08       0.27         0.12         0.39       (0.27)      (0.06)          (0.33)
10/31/02(3)     10.90       0.21         0.18         0.39       (0.21)         --           (0.21)

                                                           RATIOS TO AVERAGE
                                                       NET ASSETS/SUPPLEMENTAL DATA
                                ------------------------------------------------------------
                                                RATIO OF    RATIO OF
                                                EXPENSES    EXPENSES
                                               TO AVERAGE  TO AVERAGE   RATIO OF
               NET                             NET ASSETS  NET ASSETS      NET
              ASSET                              BEFORE       AFTER    INVESTMENT
              VALUE               NET ASSETS   REIMBURSE-  REIMBURSE-   INCOME TO  PORTFOLIO
             END OF    TOTAL    END OF PERIOD    MENTS/      MENTS/      AVERAGE    TURNOVER
             PERIOD  RETURN(1)    (IN 000S)      WAIVERS   WAIVERS(2)  NET ASSETS     RATE
             ------  ---------  -------------  ----------  ----------  ----------  ---------
CLASS A SHARE
Year Ended:
10/31/06     $10.97     4.68%      $57,665       0.86%       0.86%       3.35%        22%
10/31/05      10.85     0.52        65,667       0.87        0.87        3.11         27
10/31/04      11.14     4.02        65,772       0.86        0.85        3.02         37
10/31/03      11.14     4.29        75,231       0.86        0.77        3.15         65
10/31/02      11.08     5.12        57,102       0.89        0.70        3.59         28

CLASS B SHARES
Year Ended:
10/31/06     $10.97     3.89%      $45,440       1.62%       1.62%       2.59%        22%
10/31/05      10.85    (0.24)       59,562       1.63        1.63        2.35         27
10/31/04      11.14     3.24        71,502       1.62        1.61        2.26         37
10/31/03      11.14     3.51        93,448       1.62        1.53        2.39         65
10/31/02      11.08     4.32        89,240       1.65        1.46        2.83         28

CLASS C SHARES
Year Ended:
10/31/06     $10.96     3.89%      $ 6,129       1.62%       1.62%       2.59%        22%
10/31/05      10.85    (0.24)        7,476       1.63        1.63        2.35         27
10/31/04      11.14     3.24         8,763       1.62        1.61        2.26         37
10/31/03      11.14     3.50        10,317       1.62        1.53        2.39         65
10/31/02(3)   11.08     3.58         7,953       1.64(5)     1.45(5)     2.84(5)      28

(1) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges.

     The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.

(3)  The Fund commenced selling Class C shares on March 1, 2002.

(4)  Amount represents less than $0.01 per share.

(5)  Annualized.





Financial Highlights

FLEXIBLE INCOME PORTFOLIO
For a Portfolio share outstanding throughout each period.

                                       INCOME/(LOSS) FROM
                                      INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                             --------------------------------------   ------------------------------------------
                                          NET REALIZED
                    NET                        AND
                   ASSET                   UNREALIZED                  DIVIDENDS   DISTRIBUTIONS
                   VALUE         NET       GAIN/(LOSS)   TOTAL FROM    FROM NET       FROM NET
                 BEGINNING   INVESTMENT        ON        INVESTMENT   INVESTMENT      REALIZED         TOTAL
                 OF PERIOD     INCOME      INVESTMENTS   OPERATIONS    INCOME(1)   CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   ------------   ----------   ----------   -------------   -------------
CLASS A SHARES
   Year Ended:
   10/31/06        $11.19     $0.41          $ 0.39        $ 0.80       $(0.42)       $(0.03)         $(0.45)
   10/31/05         11.26      0.35           (0.03)         0.32        (0.35)        (0.04)          (0.39)
   10/31/04         10.92      0.34(6)         0.35          0.69        (0.35)           --           (0.35)
   10/31/03         10.17      0.38(6)         0.77          1.15        (0.38)        (0.02)          (0.40)
   10/31/02         10.71      0.45(6)        (0.48)        (0.03)       (0.43)        (0.08)          (0.51)

CLASS B SHARES
   Year Ended:
   10/31/06        $11.17     $0.33          $ 0.39        $ 0.72       $(0.33)       $(0.03)         $(0.36)
   10/31/05         11.24      0.26           (0.03)         0.23        (0.26)        (0.04)          (0.30)
   10/31/04         10.90      0.26(6)         0.34          0.60        (0.26)           --           (0.26)
   10/31/03         10.15      0.30(6)         0.77          1.07        (0.30)        (0.02)          (0.32)
   10/31/02         10.71      0.38(6)        (0.50)        (0.12)       (0.36)        (0.08)          (0.44)

CLASS C SHARES
   Year Ended:
   10/31/06        $11.12     $0.32          $ 0.39        $ 0.71       $(0.33)       $(0.03)         $(0.36)
   10/31/05         11.19      0.26           (0.03)         0.23        (0.26)        (0.04)          (0.30)
   10/31/04         10.86      0.26(6)         0.34          0.60        (0.27)           --           (0.27)
   10/31/03         10.13      0.30(6)         0.76          1.06        (0.31)        (0.02)          (0.33)
   10/31/02(5)      10.54      0.24(6)        (0.43)        (0.19)       (0.22)           --           (0.22)

                                                                 RATIOS TO AVERAGE
                                                           NET ASSETS/SUPPLEMENTAL DATA
                                      ----------------------------------------------------------------------
                                                      RATIO OF          RATIO OF
                                                      EXPENSES          EXPENSES       RATIO OF
                   NET                   NET         TO AVERAGE        TO AVERAGE         NET
                  ASSET                 ASSETS       NET ASSETS        NET ASSETS     INVESTMENT
                  VALUE                 END OF         BEFORE            AFTER         INCOME TO   PORTFOLIO
                 END OF     TOTAL       PERIOD    REIMBURSEMENTS/   REIMBURSEMENTS/     AVERAGE     TURNOVER
                 PERIOD   RETURN(2)   (IN 000S)      WAIVERS(3)      WAIVERS(3)(4)    NET ASSETS      RATE
                 ------   ---------   ---------   ---------------   ---------------   ----------   ---------
CLASS A SHARES
   Year Ended:
   10/31/06      $11.54      7.28%     $401,786        0.67%            0.67%           3.60%          8%
   10/31/05       11.19      2.79       443,361        1.00             1.00            3.10           3
   10/31/04       11.26      6.38       357,735        1.02             1.02            3.07           3
   10/31/03       10.92     11.49       224,192        1.04             1.04            3.64           3
   10/31/02       10.17     (0.37)      144,710        1.06             1.06            4.41           9

CLASS B SHARES
   Year Ended:
   10/31/06      $11.53      6.54%     $317,142        1.44%            1.44%           2.83%          8%
   10/31/05       11.17      1.99       384,036        1.77             1.77            2.33           3
   10/31/04       11.24      5.56       418,994        1.79             1.79            2.30           3
   10/31/03       10.90     10.60       371,639        1.79             1.79            2.89           3
   10/31/02       10.15     (1.08)      244,999        1.81             1.81            3.66           9

CLASS C SHARES
   Year Ended:
   10/31/06      $11.47      6.52%     $148,386        1.43%            1.43%           2.84%          8%
   10/31/05       11.12      2.06       162,140        1.76             1.76            2.34           3
   10/31/04       11.19      5.57       127,771        1.78             1.78            2.31           3
   10/31/03       10.86     10.63        68,746        1.79             1.79            2.89           3
   10/31/02(5)    10.13     (1.78)       20,677        1.81(7)          1.81(7)         3.66(7)        9

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  The Portfolio commenced selling Class C shares on March 1, 2002.

(6)  Per share numbers have been calculated using the average shares method.

(7)  Annualized.

Financial Highlights

CONSERVATIVE BALANCED PORTFOLIO
For a Portfolio share outstanding throughout each period.

                                       INCOME/(LOSS) FROM
                                      INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                             --------------------------------------   ------------------------------------------
                                          NET REALIZED
                    NET                        AND
                   ASSET                   UNREALIZED                  DIVIDENDS   DISTRIBUTIONS
                   VALUE         NET       GAIN/(LOSS)   TOTAL FROM    FROM NET       FROM NET
                 BEGINNING   INVESTMENT        ON        INVESTMENT   INVESTMENT      REALIZED         TOTAL
                 OF PERIOD     INCOME      INVESTMENTS   OPERATIONS    INCOME(1)   CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   ------------   ----------   ----------   -------------   -------------
CLASS A SHARES
   Year Ended:
   10/31/06        $10.49     $0.31          $ 0.65        $ 0.96       $(0.31)       $(0.02)         $(0.33)
   10/31/05         10.27      0.26(6)         0.23          0.49        (0.26)        (0.01)          (0.27)
   10/31/04          9.81      0.24            0.47          0.71        (0.25)           --           (0.25)
   10/31/03          8.83      0.28(6)         0.97          1.25        (0.27)           --           (0.27)
   10/31/02          9.43      0.33           (0.61)        (0.28)       (0.32)           --           (0.32)

CLASS B SHARES
   Year Ended:
   10/31/06        $10.47     $0.23          $ 0.65        $ 0.88       $(0.23)       $(0.02)         $(0.25)
   10/31/05         10.25      0.18(6)         0.23          0.41        (0.18)        (0.01)          (0.19)
   10/31/04          9.79      0.17            0.46          0.63        (0.17)           --           (0.17)
   10/31/03          8.82      0.21(6)         0.96          1.17        (0.20)           --           (0.20)
   10/31/02          9.43      0.27           (0.62)        (0.35)       (0.26)           --           (0.26)

CLASS C SHARES
   Year Ended:
   10/31/06        $10.43     $0.23          $ 0.65        $ 0.88       $(0.23)       $(0.02)         $(0.25)
   10/31/05         10.22      0.18(6)         0.22          0.40        (0.18)        (0.01)          (0.19)
   10/31/04          9.76      0.16            0.48          0.64        (0.18)           --           (0.18)
   10/31/03          8.80      0.21(6)         0.97          1.18        (0.22)           --           (0.22)
   10/31/02(5)       9.39      0.16           (0.60)        (0.44)       (0.15)           --           (0.15)

                                                                 RATIOS TO AVERAGE
                                                           NET ASSETS/SUPPLEMENTAL DATA
                                      ----------------------------------------------------------------------
                                                      RATIO OF          RATIO OF
                                                      EXPENSES          EXPENSES       RATIO OF
                   NET                   NET         TO AVERAGE        TO AVERAGE         NET
                  ASSET                 ASSETS       NET ASSETS        NET ASSETS     INVESTMENT
                  VALUE                 END OF         BEFORE            AFTER         INCOME TO   PORTFOLIO
                 END OF     TOTAL       PERIOD    REIMBURSEMENTS/   REIMBURSEMENTS/     AVERAGE     TURNOVER
                 PERIOD   RETURN(2)   (IN 000S)      WAIVERS(3)      WAIVERS(3)(4)    NET ASSETS      RATE
                 ------   ---------   ---------   ---------------   ---------------   ----------   ---------
CLASS A SHARES
   Year Ended:
   10/31/06      $11.12      9.31%     $309,946       0.68%             0.68%           2.89%         13%
   10/31/05       10.49      4.82       291,796       1.00              1.00            2.47           2
   10/31/04       10.27      7.29       207,816       1.04              1.04            2.42           2
   10/31/03        9.81     14.38        94,005       1.09              1.05            2.99           4
   10/31/02        8.83     (3.06)       31,070       1.17              1.05            3.67           9

CLASS B SHARES
   Year Ended:
   10/31/06      $11.10      8.50%     $166,857       1.45%             1.45%           2.12%         13%
   10/31/05       10.47      4.02       169,869       1.78              1.78            1.69           2
   10/31/04       10.25      6.47       161,623       1.81              1.81            1.65           2
   10/31/03        9.79     13.46       116,742       1.86              1.82            2.22           4
   10/31/02        8.82     (3.77)       58,054       1.92              1.80            2.92           9

CLASS C SHARES
   Year Ended:
   10/31/06      $11.06      8.57%     $170,789       1.43%             1.43%           2.14%         13%
   10/31/05       10.43      4.00       152,208       1.76              1.76            1.71           2
   10/31/04       10.22      6.55        97,315       1.79              1.79            1.67           2
   10/31/03        9.76     13.53        51,284       1.84              1.80            2.24           4
   10/31/02(5)     8.80     (4.70)       10,505       1.90(7)           1.78(7)         2.94(7)        9

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  The Portfolio commenced selling Class C shares on March 1, 2002.

(6)  Per share numbers have been calculated using the average shares method.

(7)  Annualized.

Financial Highlights

BALANCED PORTFOLIO

For a Portfolio share outstanding throughout each period.

                                               INCOME/(LOSS) FROM
                                              INVESTMENT OPERATIONS                             LESS DISTRIBUTIONS
                                 ----------------------------------------------   ----------------------------------------------

                                                  NET REALIZED AND                                 DISTRIBUTIONS
               NET ASSET VALUE                       UNREALIZED      TOTAL FROM   DIVIDENDS FROM      FROM NET
                BEGINNING OF     NET INVESTMENT    GAIN/(LOSS) ON    INVESTMENT   NET INVESTMENT      REALIZED         TOTAL
                   PERIOD            INCOME         INVESTMENTS      OPERATIONS     INCOME(1)      CAPITAL GAINS   DISTRIBUTIONS
               ---------------   --------------   ----------------   ----------   --------------   -------------   -------------
CLASS A SHARES
   Year Ended:
   10/31/06         $13.32            $0.28            $ 1.20          $ 1.48         $(0.29)          $   --         $(0.29)
   10/31/05          12.64             0.23              0.68            0.91          (0.23)              --          (0.23)
   10/31/04          11.85             0.20              0.79            0.99          (0.20)              --          (0.20)
   10/31/03          10.24             0.22              1.62            1.84          (0.23)              --          (0.23)
   10/31/02          11.63             0.28             (1.08)          (0.80)         (0.33)           (0.26)         (0.59)
CLASS B SHARES
   Year Ended:
   10/31/06         $13.28            $0.17            $ 1.21          $ 1.38         $(0.19)          $   --         $(0.19)
   10/31/05          12.61             0.12              0.67            0.79          (0.12)              --          (0.12)
   10/31/04          11.82             0.10              0.79            0.89          (0.10)              --          (0.10)
   10/31/03          10.22             0.14              1.61            1.75          (0.15)              --          (0.15)
   10/31/02          11.62             0.20             (1.09)          (0.89)         (0.25)           (0.26)         (0.51)
CLASS C SHARES
   Year Ended:
   10/31/06         $13.22            $0.17            $ 1.20          $ 1.37         $(0.19)          $   --         $(0.19)
   10/31/05          12.55             0.13              0.67            0.80          (0.13)              --          (0.13)
   10/31/04          11.78             0.10              0.78            0.88          (0.11)              --          (0.11)
   10/31/03          10.20             0.14              1.60            1.74          (0.16)              --          (0.16)
   10/31/02(5)       11.35             0.13             (1.15)          (1.02)         (0.13)              --          (0.13)

                                                                         RATIOS TO AVERAGE
                                                                    NET ASSETS/SUPPLEMENTAL DATA
                                       -------------------------------------------------------------------------------------
                                                       RATIO OF EXPENSES   RATIO OF EXPENSES
                                                        TO AVERAGE NET      TO AVERAGE NET        RATIO OF NET
               NET ASSET                 NET ASSETS      ASSETS BEFORE       ASSETS AFTER      INVESTMENT INCOME   PORTFOLIO
               VALUE END     TOTAL     END OF PERIOD    REIMBURSEMENTS/     REIMBURSEMENTS/      TO AVERAGE NET     TURNOVER
               OF PERIOD   RETURN(2)     (IN 000S)        WAIVERS (3)        WAIVERS (3)(4)          ASSETS           RATE
               ---------   ---------   -------------   -----------------   -----------------   -----------------   ---------
CLASS A SHARES
   Year Ended:
   10/31/06      $14.51      11.26%      $2,389,102          0.66%               0.66%               2.01%            10%
   10/31/05       13.32       7.20        2,125,167          0.94                0.94                1.69              0
   10/31/04       12.64       8.51        1,524,988          0.98                0.98                1.56              2
   10/31/03       11.85      18.07          792,423          1.02                1.02                2.03              5
   10/31/02       10.24      (7.32)         423,478          1.04                1.04                2.55             19
CLASS B SHARES
   Year Ended:
   10/31/06      $14.47      10.44%      $1,414,695          1.43%               1.43%               1.24%            10%
   10/31/05       13.28       6.32        1,419,870          1.72                1.72                0.91              0
   10/31/04       12.61       7.59        1,354,528          1.75                1.75                0.79              2
   10/31/03       11.82      17.25        1,074,925          1.78                1.78                1.27              5
   10/31/02       10.22      (8.03)         743,953          1.80                1.80                1.79             19
CLASS C SHARES
   Year Ended:
   10/31/06      $14.40      10.47%      $  883,759          1.41%               1.41%               1.26%            10%
   10/31/05       13.22       6.41          734,801          1.70                1.70                0.93              0
   10/31/04       12.55       7.64          482,799          1.74                1.74                0.80              2
   10/31/03       11.78      17.15          234,076          1.76                1.76                1.29              5
   10/31/02(5)    10.20      (9.00)          54,745          1.80(6)             1.80(6)             1.79(6)          19

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  The Portfolio commenced selling Class C shares on March 1, 2002.

(6)  Annualized.

Financial Highlights

CONSERVATIVE GROWTH PORTFOLIO
For a Portfolio share outstanding throughout each period.

                                               INCOME/(LOSS) FROM
                                              INVESTMENT OPERATIONS                             LESS DISTRIBUTIONS
                                 ----------------------------------------------   ----------------------------------------------
                                                  NET REALIZED AND                                 DISTRIBUTIONS
               NET ASSET VALUE                       UNREALIZED      TOTAL FROM   DIVIDENDS FROM      FROM NET
                BEGINNING OF     NET INVESTMENT    GAIN/(LOSS) ON    INVESTMENT   NET INVESTMENT      REALIZED         TOTAL
                   PERIOD         INCOME/(LOSS)     INVESTMENTS      OPERATIONS     INCOME(1)      CAPITAL GAINS   DISTRIBUTIONS
               ---------------   --------------   ----------------   ----------   --------------   -------------   -------------
CLASS A SHARES
   Year Ended:
   10/31/06         $14.67        $ 0.18(6)            $ 1.73          $ 1.91         $(0.14)         $   --          $(0.14)
   10/31/05          13.56          0.13(6)              1.11            1.24          (0.13)             --           (0.13)
   10/31/04          12.47          0.10(6)              1.06            1.16          (0.07)             --           (0.07)
   10/31/03          10.37          0.14(6)              2.14            2.28          (0.14)          (0.04)          (0.18)
   10/31/02          12.35          0.16(6)             (1.52)          (1.36)         (0.22)          (0.40)          (0.62)
CLASS B SHARES
   Year Ended:
   10/31/06         $14.25        $ 0.06(6)            $ 1.67          $ 1.73         $(0.12)         $   --          $(0.12)
   10/31/05          13.17          0.02(6)              1.09            1.11          (0.03)             --           (0.03)
   10/31/04          12.18         (0.00)(6)(8)          1.04            1.04          (0.05)             --           (0.05)
   10/31/03          10.14          0.05(6)              2.09            2.14          (0.06)          (0.04)          (0.10)
   10/31/02          12.10          0.08(6)             (1.50)          (1.42)         (0.14)          (0.40)          (0.54)
CLASS C SHARES
   Year Ended:
   10/31/06         $14.15        $ 0.06(6)            $ 1.66          $ 1.72         $(0.12)         $   --          $(0.12)
   10/31/05          13.11          0.02(6)              1.08            1.10          (0.06)             --           (0.06)
   10/31/04          12.13         (0.00)(6)(8)          1.03            1.03          (0.05)             --           (0.05)
   10/31/03          10.10          0.06(6)              2.08            2.14          (0.07)          (0.04)          (0.11)
   10/31/02(5)       11.79          0.05(6)             (1.66)          (1.61)         (0.08)             --           (0.08)

                                                                          RATIOS TO AVERAGE
                                                                    NET ASSETS/SUPPLEMENTAL DATA
                                       --------------------------------------------------------------------------------------
                                                       RATIO OF EXPENSES   RATIO OF EXPENSES
                                                        TO AVERAGE NET      TO AVERAGE NET        RATIO OF NET
               NET ASSET                 NET ASSETS      ASSETS BEFORE       ASSETS AFTER      INVESTMENT INCOME/   PORTFOLIO
               VALUE END     TOTAL     END OF PERIOD    REIMBURSEMENTS/     REIMBURSEMENTS/     (LOSS) TO AVERAGE    TURNOVER
               OF PERIOD   RETURN(2)     (IN 000S)        WAIVERS (3)        WAIVERS (3)(4)        NET ASSETS          RATE
               ---------   ---------   -------------   -----------------   -----------------   ------------------   ---------
CLASS A SHARES
   Year Ended:
   10/31/06      $16.44      13.07%      $1,822,661          0.67%               0.67%               1.16%             11%
   10/31/05       14.67       9.19        1,561,310          0.97                0.97                0.89               1
   10/31/04       13.56       9.44        1,157,038          1.01                1.01                0.74               5
   10/31/03       12.47      22.12          615,501          1.05                1.05                1.24               7
   10/31/02       10.37     (11.72)         347,297          1.06                1.06                1.41              14
CLASS B SHARES
   Year Ended:
   10/31/06      $15.86      12.19%      $1,093,660          1.44%               1.44%               0.39%             11%
   10/31/05       14.25       8.42        1,059,655          1.75                1.75                0.11               1
   10/31/04       13.17       8.53        1,001,081          1.78                1.78               (0.03)              5
   10/31/03       12.18      21.24          827,312          1.81                1.81                0.48               7
   10/31/02       10.14     (12.46)         623,852          1.82                1.82                0.65              14
CLASS C SHARES
   Year Ended:
   10/31/06      $15.75      12.21%      $  906,470          1.43%               1.43%               0.40%             11%
   10/31/05       14.15       8.40          727,829          1.73                1.73                0.13               1
   10/31/04       13.11       8.53          482,019          1.76                1.76               (0.01)              5
   10/31/03       12.13      21.41          195,556          1.79                1.79                0.50               7
   10/31/02(5)    10.10     (13.72)          48,424          1.82(7)             1.82(7)             0.65(7)           14

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  The Portfolio commenced selling Class C shares on March 1, 2002.

(6)  Per share numbers have been calculated using the average shares method.

(7)  Annualized.

(8)  Amount represents less than $0.01 per share.

Financial Highlights

STRATEGIC GROWTH PORTFOLIO

For a Portfolio share outstanding throughout each period.

                                               INCOME/(LOSS) FROM
                                              INVESTMENT OPERATIONS                             LESS DISTRIBUTIONS
                                 ----------------------------------------------   ----------------------------------------------

                                                  NET REALIZED AND                                 DISTRIBUTIONS
               NET ASSET VALUE                       UNREALIZED      TOTAL FROM   DIVIDENDS FROM      FROM NET
                BEGINNING OF     NET INVESTMENT    GAIN/(LOSS) ON    INVESTMENT   NET INVESTMENT      REALIZED         TOTAL
                   PERIOD         INCOME/(LOSS)     INVESTMENTS      OPERATIONS     INCOME(1)      CAPITAL GAINS   DISTRIBUTIONS
               ---------------   --------------   ----------------   ----------   --------------   -------------   -------------
CLASS A SHARES
   Year Ended:
   10/31/06         $15.99        $ 0.13(6)            $ 2.10          $ 2.23         $(0.09)         $   --          $(0.09)
   10/31/05          14.49          0.06(6)              1.48            1.54          (0.04)             --           (0.04)
   10/31/04          13.16          0.01(6)              1.32            1.33             --              --              --
   10/31/03          10.59          0.03(6)              2.63            2.66             --           (0.09)          (0.09)
   10/31/02          13.10          0.03(6)             (1.92)          (1.89)         (0.14)          (0.48)          (0.62)
CLASS B SHARES
   Year Ended:
   10/31/06         $15.25        $(0.01)(6)           $ 2.01          $ 2.00         $(0.07)         $   --          $(0.07)
   10/31/05          13.90         (0.06)(6)             1.41            1.35             --              --              --
   10/31/04          12.73         (0.09)(6)             1.26            1.17             --              --              --
   10/31/03          10.32         (0.05)(6)             2.55            2.50             --           (0.09)          (0.09)
   10/31/02          12.78         (0.06)(6)            (1.88)          (1.94)         (0.04)          (0.48)          (0.52)
CLASS C SHARES
   Year Ended:
   10/31/06         $15.29        $(0.00)(6)(8)        $ 2.00          $ 2.00         $(0.07)         $   --          $(0.07)
   10/31/05          13.93         (0.06)(6)             1.42            1.36             --              --              --
   10/31/04          12.74         (0.09)(6)             1.28            1.19             --              --              --
   10/31/03          10.32         (0.05)(6)             2.56            2.51             --           (0.09)          (0.09)
   10/31/02(5)       12.50         (0.04)(6)            (2.14)          (2.18)            --              --              --

                                                                          RATIOS TO AVERAGE
                                                                    NET ASSETS/SUPPLEMENTAL DATA
                                       --------------------------------------------------------------------------------------
                                                       RATIO OF EXPENSES   RATIO OF EXPENSES
                                                        TO AVERAGE NET      TO AVERAGE NET        RATIO OF NET
               NET ASSET                 NET ASSETS      ASSETS BEFORE       ASSETS AFTER      INVESTMENT INCOME/   PORTFOLIO
               VALUE END     TOTAL     END OF PERIOD    REIMBURSEMENTS/     REIMBURSEMENTS/     (LOSS) TO AVERAGE    TURNOVER
               OF PERIOD   RETURN(2)     (IN 000S)        WAIVERS (3)        WAIVERS (3)(4)        NET ASSETS          RATE
               ---------   ---------   -------------   -----------------   -----------------   ------------------   ---------
CLASS A SHARES
   Year Ended:
   10/31/06      $18.13      13.99%      $1,074,546          0.71%               0.71%               0.74%             12%
   10/31/05       15.99      10.61          885,165          1.02                1.02                0.38               1
   10/31/04       14.49      10.11          609,250          1.07                1.07                0.07               3
   10/31/03       13.16      25.24          298,852          1.13                1.13                0.30               7
   10/31/02       10.59     (15.45)         166,354          1.13                1.13                0.23              10
CLASS B SHARES
   Year Ended:
   10/31/06      $17.18      13.16%      $  718,841          1.48%               1.48%              (0.03)%            12%
   10/31/05       15.25       9.71          672,826          1.79                1.79               (0.39)              1
   10/31/04       13.90       9.19          612,914          1.83                1.83               (0.69)              3
   10/31/03       12.73      24.35          484,656          1.88                1.88               (0.45)              7
   10/31/02       10.32     (16.04)         350,982          1.87                1.87               (0.51)             10
CLASS C SHARES
   Year Ended:
   10/31/06      $17.22      13.12%      $  545,153          1.47%               1.47%              (0.02)%            12%
   10/31/05       15.29       9.76          417,865          1.77                1.77               (0.37)              1
   10/31/04       13.93       9.34          277,136          1.81                1.81               (0.67)              3
   10/31/03       12.74      24.44          107,826          1.84                1.84               (0.41)              7
   10/31/02(5)    10.32     (17.44)          26,645          1.85(7)             1.85(7)            (0.49)(7)          10

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor and/or distributor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  The Portfolio commenced selling Class C shares on March 1, 2002.

(6)  Per share numbers have been calculated using the average shares method.

(7)  Annualized.

(8)  Amount represents less than $0.01 per share.





                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.


Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):
311


                                                                  2006     2005(a)
                                                                   ----      ----
BOND & MORTGAGE SECURITIES FUND
Class A shares
Net Asset Value, Beginning of Period......................      $ 10.63     $ 10.90
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.47        0.15
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.04      (0.27)
                          Total From Investment Operations         0.51      (0.12)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.47)      (0.15)
                         Total Dividends and Distributions       (0.47)      (0.15)
Net Asset Value, End of Period                                  $ 10.67     $ 10.63
Total Return(c)...........................................        4.93% (1.09%)( d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $168,767    $172,274
     Ratio of Expenses to Average Net Assets(e)...........        0.94% 0.94%(   f)
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(e),(g).........        0.94%    0.94%(f)
     Ratio of Net Investment Income to Average Net Assets.        4.42%    3.95%(f)
     Portfolio Turnover Rate..............................       274.5% 202.1%,( h)


                                                                   2006     2005(a)
                                                                   ----     ----
BOND & MORTGAGE SECURITIES FUND
Class B shares
Net Asset Value, Beginning of Period......................      $ 10.64     $ 10.90
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.40        0.12
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.03      (0.26)
                          Total From Investment Operations         0.43      (0.14)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.40)      (0.12)
                         Total Dividends and Distributions       (0.40)      (0.12)
Net Asset Value, End of Period                                  $ 10.67     $ 10.64
Total Return(c)...........................................        4.15%  (1.27%)(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $25,384     $28,559
     Ratio of Expenses to Average Net Assets(e)...........        1.60%    1.60%(f)
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(e),(g).........        1.60%    1.60%(f)
     Ratio of Net Investment Income to Average Net Assets.        3.76%    3.30%(f)
     Portfolio Turnover Rate..............................       274.5%  202.1%,(h)

(a)  Period from June 28, 2005,  date shares first offered,  through October 31,
     2005.

(b)  Calculated based on average shares outstanding during the period.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e)  Reflects Manager's contractual expense limit.

(f)  Computed on an annualized basis.

(g) Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.

(h) Portfolio turnover rate excludes approximately $213,484,000 of securities from the acquisition of Principal Bond Fund, Inc.





                                                                   2006     2005(a)
                                                                   ----        ----
DISCIPLINED LARGECAP BLEND FUND
Class A shares
Net Asset Value, Beginning of Period......................      $ 14.35     $ 14.08
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.11        0.02
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.86        0.25
                          Total From Investment Operations         1.97        0.27
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.05)          -
     Distributions from Realized Gains....................       (0.20)          -
                         Total Dividends and Distributions       (0.25)          -
Net Asset Value, End of Period                                  $ 16.07     $ 14.35
Total Return(c)...........................................       13.86% 1.92%(   d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $95,018     $88,400
     Ratio of Expenses to Average Net Assets..............        1.20% 1.11%(   e)
     Ratio of Net Investment Income to Average Net Assets.        0.70%    0.40%(e)
     Portfolio Turnover Rate..............................        92.4% 86.7%,(  f)


                                                                   2006     2005(a)
                                                                   ----     ----
DISCIPLINED LARGECAP BLEND FUND
Class B shares
Net Asset Value, Beginning of Period......................      $ 14.32     $ 14.08
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.03)      (0.01)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.85        0.25
                          Total From Investment Operations         1.82        0.24
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.20)          -
                         Total Dividends and Distributions       (0.20)          -
Net Asset Value, End of Period                                  $ 15.94     $ 14.32
Total Return(c)...........................................       12.82%    1.70%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $13,117     $14,390
     Ratio of Expenses to Average Net Assets..............        2.14%    1.78%(e)
     Ratio of Net Investment Income to Average Net Assets.      (0.22)%  (0.27)%(e)
     Portfolio Turnover Rate..............................        92.4%   86.7%,(f)

(a)  Period from June 28, 2005,  date shares first offered,  through October 31,
     2005.

(b)  Calculated based on average shares outstanding during the period.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.


(d)  Total  return  amounts  have  not  been  annualized.

(e)  Computed on an annualized basis.

(f) Portfolio turnover rate excludes approximately $102,898,000 of securities from the acquisition of Principal Balanced Fund, Inc.





                                                                   2006     2005(a)
                                                                   ----      ----
DIVERSIFIED INTERNATIONAL FUND
Class A shares
Net Asset Value, Beginning of Period......................      $ 11.43     $ 10.35
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.11        0.01
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         3.28        1.07
                          Total From Investment Operations         3.39        1.08
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.03)          -
     Distributions from Realized Gains....................       (0.46)          -
                         Total Dividends and Distributions       (0.49)          -
Net Asset Value, End of Period                                  $ 14.33     $ 11.43
Total Return(c)...........................................       30.57% 10.43%(  d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $366,675    $291,878
     Ratio of Expenses to Average Net Assets..............        1.41% 1.38%(   e)
     Ratio of Net Investment Income to Average Net Assets.        0.84%    0.13%(e)
     Portfolio Turnover Rate..............................       107.5% 202.7%,( f)


                                                                   2006     2005(a)
                                                                   ----     ----
DIVERSIFIED INTERNATIONAL FUND
Class B shares
Net Asset Value, Beginning of Period......................      $ 11.41     $ 10.35
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.02      (0.02)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         3.29        1.08
                          Total From Investment Operations         3.31        1.06
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.46)          -
                         Total Dividends and Distributions       (0.46)          -
Net Asset Value, End of Period                                  $ 14.26     $ 11.41
Total Return(c)...........................................       29.88%   10.24%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $48,040     $43,285
     Ratio of Expenses to Average Net Assets..............        2.10%    1.99%(e)
     Ratio of Net Investment Income to Average Net Assets.        0.14%  (0.48)%(e)
     Portfolio Turnover Rate..............................       107.5%  202.7%,(f)

(a)  Period from June 28, 2005,  date shares first offered,  through October 31,
     2005.

(b)  Calculated based on average shares outstanding during the period.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.


(d)  Total  return  amounts  have  not  been  annualized.

(e)  Computed on an  annualized  basis.

(f)  Portfolio turnover rate excludes  approximately  $279,644,000 of securities from the  acquisition of Principal  International  Fund, Inc. and Principal
     International   SmallCap  Fund,   Inc.  and   $19,133,000   from  portfolio
     realignment.






                                                                   2006     2005(a)
                                                                   ----       ----
GOVERNMENT & HIGH QUALITY BOND FUND
Class A shares
Net Asset Value, Beginning of Period......................      $ 10.11     $ 10.38
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.41        0.12
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.02      (0.25)
                          Total From Investment Operations         0.43      (0.13)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.41)      (0.14)
                         Total Dividends and Distributions       (0.41)      (0.14)
Net Asset Value, End of Period                                  $ 10.13     $ 10.11
Total Return(c)...........................................        4.38% (1.28%)( d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $211,705    $244,381
     Ratio of Expenses to Average Net Assets..............        0.96% 0.81%(   e)
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(f).............        0.85%    0.77%(e)
     Ratio of Net Investment Income to Average Net Assets.        4.03%    3.35%(e)
     Portfolio Turnover Rate..............................       271.5% 542.3%,( g)


                                                                   2006     2005(a)
                                                                   ----     ----
GOVERNMENT & HIGH QUALITY BOND FUND
Class B shares
Net Asset Value, Beginning of Period......................      $ 10.11     $ 10.38
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.32        0.09
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.02      (0.26)
                          Total From Investment Operations         0.34      (0.17)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.32)      (0.10)
                         Total Dividends and Distributions       (0.32)      (0.10)
Net Asset Value, End of Period                                  $ 10.13     $ 10.11
Total Return(c)...........................................        3.48%  (1.62%)(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $38,018     $47,116
     Ratio of Expenses to Average Net Assets..............        1.79%    1.74%(e)
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(f).............        1.68%    1.69%(e)
     Ratio of Net Investment Income to Average Net Assets.        3.19%    2.42%(e)
     Portfolio Turnover Rate..............................       271.5%  542.3%,(g)

(a)  Period from June 28, 2005,  date shares first offered,  through October 31,
     2005.

(b)  Calculated based on average shares outstanding during the period.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.


(d)  Total  return  amounts  have  not  been  annualized.

(e)  Computed on an  annualized  basis.

(f) Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.

(g) Portfolio turnover rate excludes approximately $343,164,000 of securities from the acquisition of Principal Government Securities Income Fund, Inc.






                                                                   2006      2005(a)
                                                                   ----       ----
INFLATION PROTECTION FUND
Class A shares
Net Asset Value, Beginning of Period......................       $ 9.85     $ 10.13
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.54        0.21
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................       (0.21)      (0.32)
                          Total From Investment Operations         0.33      (0.11)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.50)      (0.17)
     Distributions from Realized Gains....................       (0.01)          -
                         Total Dividends and Distributions       (0.51)      (0.17)
Net Asset Value, End of Period                                   $ 9.67      $ 9.85
Total Return(c)...........................................        3.38% (1.09%)( d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $3,851      $1,508
     Ratio of Expenses to Average Net Assets(e)...........        0.95% 1.10%(   f)
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(e),(g).........        0.95%    1.10%(f)
     Ratio of Net Investment Income to Average Net Assets.        5.57%    6.26%(f)
     Portfolio Turnover Rate..............................        51.4%       45.5%

(a)  Period from June 28, 2005,  date shares first offered,  through October 31,
     2005.

(b)  Calculated based on average shares outstanding during the period.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return  amounts  have not been  annualized.

(e)  Reflects Manager's contractual expense limit.

(f)  Computed on an annualized basis.

(g) Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.






                                                                   2006      2005(a)
                                                                   ----        ----
INTERNATIONAL EMERGING MARKETS FUND
Class A shares
Net Asset Value, Beginning of Period......................      $ 19.43     $ 17.32
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.14        0.06
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         7.04        2.05
                          Total From Investment Operations         7.18        2.11
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.05)          -
     Distributions from Realized Gains....................       (1.93)          -
                         Total Dividends and Distributions       (1.98)          -
Net Asset Value, End of Period                                  $ 24.63     $ 19.43
Total Return(c)...........................................       39.48% 12.18%(  d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $83,566     $55,053
     Ratio of Expenses to Average Net Assets..............        1.98% 1.98%(   e)
     Ratio of Net Investment Income to Average Net Assets.        0.63%    0.91%(e)
     Portfolio Turnover Rate..............................       134.0% 181.2%,( f)


                                                                   2006     2005(a)
                                                                   ----     ----
INTERNATIONAL EMERGING MARKETS FUND
Class B shares
Net Asset Value, Beginning of Period......................      $ 19.34     $ 17.32
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.04)      (0.03)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         7.00        2.05
                          Total From Investment Operations         6.96        2.02
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (1.93)          -
                         Total Dividends and Distributions       (1.93)          -
Net Asset Value, End of Period                                  $ 24.37     $ 19.34
Total Return(c)...........................................       38.41%   11.66%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $14,597      $9,520
     Ratio of Expenses to Average Net Assets..............        2.81%    3.38%(e)
     Ratio of Net Investment Income to Average Net Assets.      (0.16)%  (0.48)%(e)
     Portfolio Turnover Rate..............................       134.0%  181.2%,(f)

(a)  Period from June 28, 2005,  date shares first offered,  through October 31,
     2005.

(b)  Calculated based on average shares outstanding during the period.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.


(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f) Portfolio turnover rate excludes approximately $24,418,000 of securities from the acquisition of Principal International Emerging Markets Fund, Inc.





                                                                   2006      2005(a)
                                                                   ----         ----
LARGECAP GROWTH FUND
Class A shares
Net Asset Value, Beginning of Period......................       $ 7.09      $ 6.79
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............           -       (0.01)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.69        0.31
                          Total From Investment Operations         0.69        0.30
Net Asset Value, End of Period                                   $ 7.78      $ 7.09
Total Return(c)...........................................        9.73% 4.42%(   d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $280,969    $270,930
     Ratio of Expenses to Average Net Assets..............        1.13% 1.01%(   e)
     Ratio of Net Investment Income to Average Net Assets.        0.06%  (0.24)%(e)
     Portfolio Turnover Rate..............................        93.5% 169.0%,( f)


                                                                   2006     2005(a)
                                                                   ----     ----
LARGECAP GROWTH FUND
Class B shares
Net Asset Value, Beginning of Period......................       $ 7.07      $ 6.79
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.06)      (0.02)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.68        0.30
                          Total From Investment Operations         0.62        0.28
Net Asset Value, End of Period                                   $ 7.69      $ 7.07
Total Return(c)...........................................        8.77%    4.12%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $28,890     $35,551
     Ratio of Expenses to Average Net Assets..............        2.03%    1.73%(e)
     Ratio of Net Investment Income to Average Net Assets.      (0.85)%  (0.96)%(e)
     Portfolio Turnover Rate..............................        93.5%  169.0%,(f)


(a)  Period from June 28, 2005,  date shares first offered,  through October 31,
     2005.

(b)  Calculated based on average shares outstanding during the period.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.


(d)  Total  return  amounts  have  not  been  annualized.

(e)  Computed on an annualized basis.

(f) Portfolio turnover rate excludes approximately $289,113,000 of securities from the acquisition of Principal Growth Fund, Inc.





                                                                   2006       2005(a)
                                                                   ----         ----
LARGECAP S&P 500 INDEX FUND
Class A shares
Net Asset Value, Beginning of Period......................       $ 8.66      $ 8.59
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.12        0.03
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.22        0.04
                          Total From Investment Operations         1.34        0.07
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.10)          -
     Distributions from Realized Gains....................       (0.04)          -
                         Total Dividends and Distributions       (0.14)          -
Net Asset Value, End of Period                                   $ 9.86      $ 8.66
Total Return(c)...........................................       15.54% 0.81%(   d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $78,995     $72,994
     Ratio of Expenses to Average Net Assets..............        0.67% 0.64%(   e)
     Ratio of Net Investment Income to Average Net Assets.        1.31%    1.03%(e)
     Portfolio Turnover Rate..............................         3.7% 11.5%,(  f)

(a)  Period from June 28, 2005,  date shares first offered,  through October 31,
     2005.

(b)  Calculated based on average shares outstanding during the period.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.


(d)  Total  return  amounts  have  not  been  annualized.

(e)  Computed on an annualized basis.

(f) Portfolio turnover rate excludes approximately $71,356,000 of securities from the acquisition of Principal LargeCap Stock Index Fund, Inc.






                                                                   2006       2005(a)
                                                                   ----        ----
LARGECAP VALUE FUND
Class A shares
Net Asset Value, Beginning of Period......................      $ 11.34     $ 11.31
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.18        0.05
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.98      (0.02)
                          Total From Investment Operations         2.16        0.03
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.10)          -
     Distributions from Realized Gains....................       (0.29)          -
                         Total Dividends and Distributions       (0.39)          -
Net Asset Value, End of Period                                  $ 13.11     $ 11.34
Total Return(c)...........................................       19.53%    0.27%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $295,285    $281,278
     Ratio of Expenses to Average Net Assets..............        0.90%    0.80%( e)
     Ratio of Net Investment Income to Average Net Assets.        1.50%    1.18%(e)
     Portfolio Turnover Rate..............................        92.8% 181.1%,( f)


                                                                   2006     2005(a)
                                                                   ----     ----
LARGECAP VALUE FUND
Class B shares
Net Asset Value, Beginning of Period......................      $ 11.33     $ 11.31
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.06        0.03
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.96      (0.01)
                          Total From Investment Operations         2.02        0.02
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.06)          -
     Distributions from Realized Gains....................       (0.29)          -
                         Total Dividends and Distributions       (0.35)          -
Net Asset Value, End of Period                                  $ 13.00     $ 11.33
Total Return(c)...........................................       18.18%    0.18%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $23,025     $24,515
     Ratio of Expenses to Average Net Assets..............        1.88%    1.22%(e)
     Ratio of Net Investment Income to Average Net Assets.        0.52%    0.77%(e)
     Portfolio Turnover Rate..............................        92.8%  181.1%,(f)


(a)  Period from June 28, 2005,  date shares first offered,  through October 31,
     2005.

(b)  Calculated based on average shares outstanding during the period.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.


(d)  Total  return  amounts  have  not  been  annualized.

(e)  Computed on an annualized basis.

(f) Portfolio turnover rate excludes approximately $329,124,000 of securities from the acquisition of Principal Capital Value Fund, Inc.



                                                                   2006      2005(a)
                                                                   ----       ----
MIDCAP BLEND FUND
Class A shares
Net Asset Value, Beginning of Period......................      $ 13.78     $ 13.28
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.04        0.01
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.81        0.49
                          Total From Investment Operations         1.85        0.50
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.03)          -
     Distributions from Realized Gains....................       (0.71)          -
                         Total Dividends and Distributions       (0.74)          -
Net Asset Value, End of Period                                  $ 14.89     $ 13.78
Total Return(c)...........................................       13.87% 3.77%(   d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $549,528    $517,870
     Ratio of Expenses to Average Net Assets(e)...........        1.02% 1.02%(   f)
     Ratio of Net Investment Income to Average Net Assets.        0.28%    0.21%(f)
     Portfolio Turnover Rate..............................        43.4% 133.8%,( g)


                                                                   2006     2005(a)
                                                                   ----     ----
MIDCAP BLEND FUND
Class B shares
Net Asset Value, Beginning of Period......................      $ 13.76     $ 13.28
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............           -           -
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.81        0.48
                          Total From Investment Operations         1.81        0.48
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.71)          -
                         Total Dividends and Distributions       (0.71)          -
Net Asset Value, End of Period                                  $ 14.86     $ 13.76
Total Return(c)...........................................       13.60%    3.61%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $68,090     $71,900
     Ratio of Expenses to Average Net Assets(e)...........        1.32%    1.32%(f)
     Ratio of Net Investment Income to Average Net Assets.      (0.02)%  (0.09)%(f)
     Portfolio Turnover Rate..............................        43.4%  133.8%,(g)



(a)  Period from June 28, 2005,  date shares first offered,  through October 31,
     2005.

(b)  Calculated based on average shares outstanding during the period.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e)  Reflects Manager's contractual expense limit.

(f)  Computed on an  annualized  basis.

(g) Portfolio turnover rate excludes approximately $574,898,000 of securities from the acquisition of Principal MidCap Fund, Inc.




                                                                   2006      2005(a)
                                                                   ----       ----
MONEY MARKET FUND
Class A shares
Net Asset Value, Beginning of Period......................       $ 1.00      $ 1.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.04        0.01
                          Total From Investment Operations         0.04        0.01
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.04)      (0.01)
                         Total Dividends and Distributions       (0.04)      (0.01)
Net Asset Value, End of Period                                   $ 1.00      $ 1.00
Total Return(c)...........................................        4.41% 1.02%(   d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $431,696    $344,589
     Ratio of Expenses to Average Net Assets..............        0.54% 0.60%(   e)
     Ratio of Net Investment Income to Average Net Assets.        4.35%    2.95%(e)


                                                                   2006     2005(a)
                                                                   ----     ----
MONEY MARKET FUND
Class B shares
Net Asset Value, Beginning of Period......................       $ 1.00      $ 1.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.03        0.01
                          Total From Investment Operations         0.03        0.01
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.03)      (0.01)
                         Total Dividends and Distributions       (0.03)      (0.01)
Net Asset Value, End of Period                                   $ 1.00      $ 1.00
Total Return(c)...........................................        2.90%    0.59%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $2,976      $3,099
     Ratio of Expenses to Average Net Assets(f)...........        1.98%    1.87%(e)
     Ratio of Net Investment Income to Average Net Assets.        2.90%    1.67%(e)


(a)  Period from June 28, 2005,  date shares first offered,  through October 31,
     2005.

(b)  Calculated based on average shares outstanding during the period.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total  return  amounts  have  not  been  annualized.

(e)  Computed on an annualized basis.

(f)  Reflects Manager's contractual expense limit.




                                                                   2006      2005(a)
                                                                   ----       ----
PARTNERS LARGECAP BLEND FUND
Class A shares
Net Asset Value, Beginning of Period......................      $ 10.35     $ 10.30
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.05          -
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.47        0.05
                          Total From Investment Operations         1.52        0.05
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.02)          -
     Distributions from Realized Gains....................       (0.44)          -
                         Total Dividends and Distributions       (0.46)          -
Net Asset Value, End of Period                                  $ 11.41     $ 10.35
Total Return(c)...........................................       15.08% 0.49%(   d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $59,400     $52,211
     Ratio of Expenses to Average Net Assets..............        1.40% 1.44%(   e)
     Ratio of Net Investment Income to Average Net Assets.        0.45%  (0.01)%(e)
     Portfolio Turnover Rate..............................        52.1% 51.8%,(  f)


                                                                   2006     2005(a)
                                                                   ----     ----
PARTNERS LARGECAP BLEND FUND
Class B shares
Net Asset Value, Beginning of Period......................      $ 10.32     $ 10.30
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.02)      (0.03)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.47        0.05
                          Total From Investment Operations         1.45        0.02
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.44)          -
                         Total Dividends and Distributions       (0.44)          -
Net Asset Value, End of Period                                  $ 11.33     $ 10.32
Total Return(c)...........................................       14.40%    0.19%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $25,615     $22,978
     Ratio of Expenses to Average Net Assets..............        2.00%    2.15%(e)
     Ratio of Net Investment Income to Average Net Assets.      (0.15)%  (0.71)%(e)
     Portfolio Turnover Rate..............................        52.1%   51.8%,(f)


(a)  Period from June 28, 2005,  date shares first offered,  through October 31,
     2005.

(b)  Calculated based on average shares outstanding during the period.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total  return  amounts  have  not  been  annualized.

(e)  Computed on an  annualized  basis.

(f) Portfolio turnover rate excludes approximately $72,822,000 of securities from the acquisition of Principal Partners LargeCap Blend Fund, Inc. and
     $136,000 from portfolio realignment.




                                                                   2006      2005(a)
                                                                   ----       ----
PARTNERS LARGECAP BLEND FUND I
Class A shares
Net Asset Value, Beginning of Period......................       $ 8.36      $ 8.20
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.06        0.01
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.10        0.15
                          Total From Investment Operations         1.16        0.16
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.03)          -
     Distributions from Realized Gains....................       (0.03)          -
                         Total Dividends and Distributions       (0.06)          -
Net Asset Value, End of Period                                   $ 9.46      $ 8.36
Total Return(c)...........................................       13.97% 1.95%(   d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $138,832    $126,739
     Ratio of Expenses to Average Net Assets..............        1.11% 1.04%(   e)
     Ratio of Net Investment Income to Average Net Assets.        0.69%    0.41%(e)
     Portfolio Turnover Rate..............................        65.1% 148.8%,( f)


                                                                   2006     2005(a)
                                                                   ----     ----
PARTNERS LARGECAP BLEND FUND I
Class B shares
Net Asset Value, Beginning of Period......................       $ 8.35      $ 8.20
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.02)          -
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.09        0.15
                          Total From Investment Operations         1.07        0.15
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.03)          -
                         Total Dividends and Distributions       (0.03)          -
Net Asset Value, End of Period                                   $ 9.39      $ 8.35
Total Return(c)...........................................       12.87%    1.83%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $17,761     $21,617
     Ratio of Expenses to Average Net Assets..............        2.05%    1.47%(e)
     Ratio of Net Investment Income to Average Net Assets.      (0.24)%  (0.02)%(e)
     Portfolio Turnover Rate..............................        65.1%  148.8%,(f)


(a)  Period from June 28, 2005,  date shares first offered,  through October 31,
     2005.

(b)  Calculated based on average shares outstanding during the period.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e)  Computed on an  annualized  basis.

(f) Portfolio turnover rate excludes approximately $149,848,000 of securities from the acquisition of Principal Partners Blue Chip Fund, Inc. and
     $268,000 from portfolio realignment.





                                                                   2006      2005(a)
                                                                   ----       ----
PARTNERS LARGECAP GROWTH FUND I
Class A shares
Net Asset Value, Beginning of Period......................       $ 8.08      $ 7.93
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.02)      (0.02)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.52        0.17
                          Total From Investment Operations         0.50        0.15
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.31)          -
                         Total Dividends and Distributions       (0.31)          -
Net Asset Value, End of Period                                   $ 8.27      $ 8.08
Total Return(c)...........................................        6.12% 1.89%(   d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $48,815     $48,782
     Ratio of Expenses to Average Net Assets..............        1.56% 1.47%(   e)
     Ratio of Net Investment Income to Average Net Assets.      (0.30)%  (0.86)%(e)
     Portfolio Turnover Rate..............................        58.5% 66.5%,(  f)


                                                                   2006     2005(a)
                                                                   ----     ----
PARTNERS LARGECAP GROWTH FUND I
Class B shares
Net Asset Value, Beginning of Period......................       $ 8.06      $ 7.93
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.09)      (0.05)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.52        0.18
                          Total From Investment Operations         0.43        0.13
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.31)          -
                         Total Dividends and Distributions       (0.31)          -
Net Asset Value, End of Period                                   $ 8.18      $ 8.06
Total Return(c)...........................................        5.24%    1.64%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $13,696     $14,707
     Ratio of Expenses to Average Net Assets..............        2.39%    2.39%(e)
     Ratio of Net Investment Income to Average Net Assets.      (1.12)%  (1.79)%(e)
     Portfolio Turnover Rate..............................        58.5%   66.5%,(f)


(a)  Period from June 28, 2005,  date shares first offered,  through October 31,
     2005.

(b)  Calculated based on average shares outstanding during the period.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total  return  amounts  have  not  been  annualized.

(e)  Computed on an  annualized  basis.

(f) Portfolio turnover rate excludes approximately $62,466,000 of securities from the acquisition of Principal Partners Equity Growth Fund, Inc.





                                                                   2006      2005(a)
                                                                   ----       ----
PARTNERS LARGECAP GROWTH FUND II
Class A shares
Net Asset Value, Beginning of Period......................       $ 8.15      $ 8.06
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.05)      (0.02)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.91        0.11
                          Total From Investment Operations         0.86        0.09
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.09)          -
                         Total Dividends and Distributions       (0.09)          -
Net Asset Value, End of Period                                   $ 8.92      $ 8.15
Total Return(c)...........................................       10.61% 1.12%(   d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $595        $141
     Ratio of Expenses to Average Net Assets(e)...........        1.70% 1.70%(   f)
     Ratio of Net Investment Income to Average Net Assets.      (0.58)%  (0.80)%(f)
     Portfolio Turnover Rate..............................       143.4%       95.2%


(a)  Period from June 28, 2005,  date shares first offered,  through October 31,
     2005.

(b)  Calculated based on average shares outstanding during the period.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e) Reflects Manager's contractual expense limit.

(f) Computed on an annualized basis.




                                                                   2006      2005(a)
                                                                   ----       ---
PARTNERS LARGECAP VALUE FUND
Class A shares
Net Asset Value, Beginning of Period......................      $ 13.51     $ 13.59
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.16        0.02
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.51      (0.10)
                          Total From Investment Operations         2.67      (0.08)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.09)          -
     Distributions from Realized Gains....................       (0.51)          -
                         Total Dividends and Distributions       (0.60)          -
Net Asset Value, End of Period                                  $ 15.58     $ 13.51
Total Return(c)...........................................       20.40% (0.59%)( d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $64,815     $53,806
     Ratio of Expenses to Average Net Assets..............        1.41% 1.49%(   e)
     Ratio of Net Investment Income to Average Net Assets.        1.10%    0.47%(e)
     Portfolio Turnover Rate..............................        20.7% 28.1%,(  f)


                                                                   2006     2005(a)
                                                                   ----     ----
PARTNERS LARGECAP VALUE FUND
Class B shares
Net Asset Value, Beginning of Period......................      $ 13.47     $ 13.59
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.07      (0.02)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.51      (0.10)
                          Total From Investment Operations         2.58      (0.12)
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.51)          -
                         Total Dividends and Distributions       (0.51)          -
Net Asset Value, End of Period                                  $ 15.54     $ 13.47
Total Return(c)...........................................       19.67%  (0.88%)(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $23,374     $20,509
     Ratio of Expenses to Average Net Assets..............        2.05%    2.28%(e)
     Ratio of Net Investment Income to Average Net Assets.        0.46%  (0.33)%(e)
     Portfolio Turnover Rate..............................        20.7%   28.1%,(f)


(a)  Period from June 28, 2005,  date shares first offered,  through October 31,
     2005.

(b)  Calculated based on average shares outstanding during the period.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total  return  amounts  have  not  been  annualized.

(e)  Computed on an annualized basis.

(f) Portfolio turnover rate excludes approximately $72,312,000 of securities from the acquisition of Principal Partners LargeCap Value Fund, Inc. and
     $331,000 from portfolio realignment.





                                                                   2006      2005(a)
                                                                   ----       ----
PARTNERS MIDCAP GROWTH FUND
Class A shares
Net Asset Value, Beginning of Period......................       $ 8.77      $ 8.40
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.09)      (0.04)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.85        0.41
                          Total From Investment Operations         0.76        0.37
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.07)          -
                         Total Dividends and Distributions       (0.07)          -
Net Asset Value, End of Period                                   $ 9.46      $ 8.77
Total Return(c)...........................................        8.64% 4.40%(   d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $27,926     $25,628
     Ratio of Expenses to Average Net Assets(e)...........        1.75% 1.75%(   f)
     Ratio of Net Investment Income to Average Net Assets.      (0.97)%  (1.40)%(f)
     Portfolio Turnover Rate..............................       145.8% 185.7%,( g)


                                                                   2006     2005(a)
                                                                   ----     ----
PARTNERS MIDCAP GROWTH FUND
Class B shares
Net Asset Value, Beginning of Period......................       $ 8.75      $ 8.40
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.16)      (0.06)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.84        0.41
                          Total From Investment Operations         0.68        0.35
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.07)          -
                         Total Dividends and Distributions       (0.07)          -
Net Asset Value, End of Period                                   $ 9.36      $ 8.75
Total Return(c)...........................................        7.74%    4.17%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $10,516     $10,436
     Ratio of Expenses to Average Net Assets(e)...........        2.50%    2.50%(f)
     Ratio of Net Investment Income to Average Net Assets.      (1.71)%  (2.14)%(f)
     Portfolio Turnover Rate..............................       145.8%  185.7%,(g)


(a)  Period from June 28, 2005,  date shares first offered,  through October 31,
     2005.

(b)  Calculated based on average shares outstanding during the period.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e)  Reflects Manager's contractual expense limit.

(f)  Computed on an annualized basis.

(g) Portfolio turnover rate excludes approximately $34,689,000 of securities from the acquisition of Principal Partners MidCap Growth Fund, Inc. and
     $23,000 from portfolio realignment.




                                                                   2006      2005(a)
                                                                   ----       ----
PARTNERS MIDCAP GROWTH FUND I
Class A shares
Net Asset Value, Beginning of Period......................      $ 11.87     $ 11.47
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.09)      (0.04)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.62        0.44
                          Total From Investment Operations         1.53        0.40
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.72)          -
                         Total Dividends and Distributions       (0.72)          -
Net Asset Value, End of Period                                  $ 12.68     $ 11.87
Total Return(c)...........................................       13.21% 3.49%(   d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,722        $365
     Ratio of Expenses to Average Net Assets(e)...........        1.75% 1.75%(   f)
     Ratio of Net Investment Income to Average Net Assets.      (0.76)%  (0.90)%(f)
     Portfolio Turnover Rate..............................       133.4%       84.5%


(a)  Period from June 28, 2005,  date shares first offered,  through October 31,
     2005.

(b)  Calculated based on average shares outstanding during the period.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e)  Reflects Manager's contractual expense limit.






                                                                   2006      2005(a)
                                                                   ----       ----
PARTNERS MIDCAP VALUE FUND
Class A shares
Net Asset Value, Beginning of Period......................      $ 15.08     $ 14.86
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.01)      (0.03)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.19        0.25
                          Total From Investment Operations         2.18        0.22
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (1.33)          -
                         Total Dividends and Distributions       (1.33)          -
Net Asset Value, End of Period                                  $ 15.93     $ 15.08
Total Return(c)...........................................       15.13% 1.48%(   d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $9,266      $2,196
     Ratio of Expenses to Average Net Assets(e)...........        1.75% 1.75%(   f)
     Ratio of Net Investment Income to Average Net Assets.      (0.05)%  (0.62)%(f)
     Portfolio Turnover Rate..............................       151.4%       87.9%


                                                                   2006     2005(a)
                                                                   ----     ----
PARTNERS MIDCAP VALUE FUND
Class B shares
Net Asset Value, Beginning of Period......................      $ 15.05     $ 14.86
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.12)      (0.07)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.29        0.26
                          Total From Investment Operations         2.17        0.19
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (1.33)          -
                         Total Dividends and Distributions       (1.33)          -
Net Asset Value, End of Period                                  $ 15.89     $ 15.05
Total Return(c)...........................................       15.11%    1.28%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,324        $427
     Ratio of Expenses to Average Net Assets(e)...........        2.50%    2.50%(f)
     Ratio of Net Investment Income to Average Net Assets.      (0.80)%  (1.29)%(f)
     Portfolio Turnover Rate..............................       151.4%       87.9%


(a)  Period from June 28, 2005,  date shares first offered,  through October 31,
     2005.

(b)  Calculated based on average shares outstanding during the period.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e)  Reflects Manager's contractual expense limit.

(f)  Computed on an annualized basis.





                                                                   2006      2005(a)
                                                                   ----       ----
PARTNERS SMALLCAP GROWTH FUND II
Class A shares
Net Asset Value, Beginning of Period......................       $ 8.85      $ 8.72
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.15)      (0.05)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.20        0.18
                          Total From Investment Operations         1.05        0.13
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.48)          -
                         Total Dividends and Distributions       (0.48)          -
Net Asset Value, End of Period                                   $ 9.42      $ 8.85
Total Return(c)...........................................       12.12% 1.49%(   d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $16,263     $13,137
     Ratio of Expenses to Average Net Assets(e)...........        1.95% 1.95%(   f)
     Ratio of Net Investment Income to Average Net Assets.      (1.57)%  (1.68)%(f)
     Portfolio Turnover Rate..............................        80.7% 53.4%,(  g)


                                                                   2006     2005(a)
                                                                   ----     ----
PARTNERS SMALLCAP GROWTH FUND II
Class B shares
Net Asset Value, Beginning of Period......................       $ 8.83      $ 8.72
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.21)      (0.08)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.19        0.19
                          Total From Investment Operations         0.98        0.11
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.48)          -
                         Total Dividends and Distributions       (0.48)          -
Net Asset Value, End of Period                                   $ 9.33      $ 8.83
Total Return(c)...........................................       11.31%    1.26%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $7,413      $6,720
     Ratio of Expenses to Average Net Assets(e)...........        2.70%    2.70%(f)
     Ratio of Net Investment Income to Average Net Assets.      (2.32)%  (2.43)%(f)
     Portfolio Turnover Rate..............................        80.7%   53.4%,(g)


(a)  Period from June 28, 2005,  date shares first offered,  through October 31,
     2005.

(b)  Calculated based on average shares outstanding during the period.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e)  Reflects Manager's contractual expense limit.

(f)  Computed on an  annualized  basis.

(g) Portfolio turnover rate excludes approximately $21,459,000 of securities from the acquisition of Principal Partners SmallCap Growth Fund, Inc. and
     $84,000 from portfolio realignment.





                                                                   2006      2005(a)
                                                                   ----      ----
PREFERRED SECURITIES FUND
Class A shares
Net Asset Value, Beginning of Period......................      $ 10.60     $ 10.94
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.57        0.19
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.09      (0.26)
                          Total From Investment Operations         0.66      (0.07)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.50)      (0.27)
                         Total Dividends and Distributions       (0.50)      (0.27)
Net Asset Value, End of Period                                  $ 10.76     $ 10.60
Total Return(c)...........................................        6.44% (0.66%)( d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $7,105      $2,174
     Ratio of Expenses to Average Net Assets(e)...........        1.08% 1.35%(   f)
     Ratio of Net Investment Income to Average Net Assets.        5.42%    5.07%(f)
     Portfolio Turnover Rate..............................        22.4%       17.8%


(a)  Period from June 28, 2005,  date shares first offered,  through October 31,
     2005.

(b)  Calculated based on average shares outstanding during the period.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e)  Reflects Manager's contractual expense limit.

(f)  Computed on an annualized basis.




                                                                   2006       2005(a)
                                                                   ----        ----
PRINCIPAL LIFETIME 2010 FUND
Class A shares
Net Asset Value, Beginning of Period......................      $ 12.11     $ 12.04
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.32        0.05
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.08        0.02
                          Total From Investment Operations         1.40        0.07
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.15)          -
     Distributions from Realized Gains....................       (0.08)          -
                         Total Dividends and Distributions       (0.23)          -
Net Asset Value, End of Period                                  $ 13.28     $ 12.11
Total Return(c)...........................................       11.78% 0.58%(   d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $17,464      $3,070
     Ratio of Expenses to Average Net Assets(e),(f).......        0.62% 1.30%(   g)
     Ratio of Net Investment Income to Average Net Assets.        2.53%    1.27%(g)
     Portfolio Turnover Rate..............................        16.6%       10.2%


(a)  Period from June 28, 2005,  date shares first offered,  through October 31,
     2005.

(b)  Calculated based on average shares outstanding during the period.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e)  Reflects Manager's contractual expense limit.

(f) Does not include expenses of the investment companies in which the Fund invests.

(g)  Computed on an annualized basis.




                                                                   2006      2005(a)
                                                                   ----       ----
PRINCIPAL LIFETIME 2020 FUND
Class A shares
Net Asset Value, Beginning of Period......................      $ 12.28     $ 12.13
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.25        0.03
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.48        0.12
                          Total From Investment Operations         1.73        0.15
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.16)          -
     Distributions from Realized Gains....................       (0.10)          -
                         Total Dividends and Distributions       (0.26)          -
Net Asset Value, End of Period                                  $ 13.75     $ 12.28
Total Return(c)...........................................       14.34% 1.24%(   d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $23,723      $3,655
     Ratio of Expenses to Average Net Assets(e),(f).......        0.61% 1.40%(   g)
     Ratio of Net Investment Income to Average Net Assets.        1.91%    0.75%(g)
     Portfolio Turnover Rate..............................         7.4%        5.5%


                                                                   2006     2005(a)
                                                                   ----     ----
PRINCIPAL LIFETIME 2020 FUND
Class B shares
Net Asset Value, Beginning of Period......................      $ 12.24     $ 12.13
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.14          -
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.50        0.11
                          Total From Investment Operations         1.64        0.11
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.06)          -
     Distributions from Realized Gains....................       (0.10)          -
                         Total Dividends and Distributions       (0.16)          -
Net Asset Value, End of Period                                  $ 13.72     $ 12.24
Total Return(c)...........................................       13.57%    0.91%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $5,682        $979
     Ratio of Expenses to Average Net Assets(e),(f).......        1.40%    2.15%(g)
     Ratio of Net Investment Income to Average Net Assets.        1.11%  (0.04)%(g)
     Portfolio Turnover Rate..............................         7.4%        5.5%


(a)  Period from June 28, 2005,  date shares first offered,  through October 31,
     2005.

(b)  Calculated based on average shares outstanding during the period.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e)  Reflects Manager's contractual expense limit.

(f) Does not include expenses of the investment companies in which the Fund invests.

(g)  Computed on an annualized basis.




                                                                   2006      2005(a)
                                                                   ----       ----
PRINCIPAL LIFETIME 2030 FUND
Class A shares
Net Asset Value, Beginning of Period......................      $ 12.07     $ 11.88
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.18        0.01
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.66        0.18
                          Total From Investment Operations         1.84        0.19
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.15)          -
     Distributions from Realized Gains....................       (0.12)          -
                         Total Dividends and Distributions       (0.27)          -
Net Asset Value, End of Period                                  $ 13.64     $ 12.07
Total Return(c)...........................................       15.46% 1.60%(   d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $17,509      $2,564
     Ratio of Expenses to Average Net Assets(e),(f).......        0.64% 1.40%(   g)
     Ratio of Net Investment Income to Average Net Assets.        1.39%    0.14%(g)
     Portfolio Turnover Rate..............................         9.4%        4.8%


                                                                   2006     2005(a)
                                                                   ----     ----
PRINCIPAL LIFETIME 2030 FUND
Class B shares
Net Asset Value, Beginning of Period......................      $ 12.04     $ 11.88
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.09      (0.03)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.65        0.19
                          Total From Investment Operations         1.74        0.16
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.06)          -
     Distributions from Realized Gains....................       (0.12)          -
                         Total Dividends and Distributions       (0.18)          -
Net Asset Value, End of Period                                  $ 13.60     $ 12.04
Total Return(c)...........................................       14.55%    1.35%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $4,175        $789
     Ratio of Expenses to Average Net Assets(e),(f).......        1.40%    2.15%(g)
     Ratio of Net Investment Income to Average Net Assets.        0.72%  (0.68)%(g)
     Portfolio Turnover Rate..............................         9.4%        4.8%


(a)  Period from June 28, 2005,  date shares first offered,  through October 31,
     2005.

(b)  Calculated based on average shares outstanding during the period.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e)  Reflects Manager's contractual expense limit.

(f) Does not include expenses of the investment companies in which the Fund invests.

(g)  Computed on an annualized basis.




                                                                   2006      2005(a)
                                                                   ----       ----
PRINCIPAL LIFETIME 2040 FUND
Class A shares
Net Asset Value, Beginning of Period......................      $ 12.18     $ 11.96
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.14      (0.02)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.76        0.24
                          Total From Investment Operations         1.90        0.22
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.29)          -
     Distributions from Realized Gains....................       (0.11)          -
                         Total Dividends and Distributions       (0.40)          -
Net Asset Value, End of Period                                  $ 13.68     $ 12.18
Total Return(c)...........................................       15.93% 1.84%(   d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $9,356      $1,433
     Ratio of Expenses to Average Net Assets(e),(f).......        0.64% 1.40%(   g)
     Ratio of Net Investment Income to Average Net Assets.        1.08%  (0.38)%(g)
     Portfolio Turnover Rate..............................        13.1%        7.1%


                                                                   2006     2005(a)
                                                                   ----     ----
PRINCIPAL LIFETIME 2040 FUND
Class B shares
Net Asset Value, Beginning of Period......................      $ 12.16     $ 11.96
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.05      (0.05)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.74        0.25
                          Total From Investment Operations         1.79        0.20
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.29)          -
     Distributions from Realized Gains....................       (0.11)          -
                         Total Dividends and Distributions       (0.40)          -
Net Asset Value, End of Period                                  $ 13.55     $ 12.16
Total Return(c)...........................................       15.03%    1.67%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $3,090        $621
     Ratio of Expenses to Average Net Assets(e),(f).......        1.40%    2.15%(g)
     Ratio of Net Investment Income to Average Net Assets.        0.38%  (1.17)%(g)
     Portfolio Turnover Rate..............................        13.1%        7.1%


(a)  Period from June 28, 2005,  date shares first offered,  through October 31,
     2005.

(b)  Calculated based on average shares outstanding during the period.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e)  Reflects Manager's contractual expense limit.

(f) Does not include expenses of the investment companies in which the Fund invests.

(g)  Computed on an annualized basis.





                                                                   2006      2005(a)
                                                                   ----       ----
PRINCIPAL LIFETIME 2050 FUND
Class A shares
Net Asset Value, Beginning of Period......................      $ 11.74     $ 11.48
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.09      (0.04)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         1.80        0.30
                          Total From Investment Operations         1.89        0.26
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.11)          -
     Distributions from Realized Gains....................       (0.11)          -
                         Total Dividends and Distributions       (0.22)          -
Net Asset Value, End of Period                                  $ 13.41     $ 11.74
Total Return(c)...........................................       16.30% 2.26%(   d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $5,685        $553
     Ratio of Expenses to Average Net Assets(e),(f).......        0.64% 1.50%(   g)
     Ratio of Net Investment Income to Average Net Assets.        0.67%  (0.93)%(g)
     Portfolio Turnover Rate..............................        15.9%        7.5%


                                                                 2006(h)
                                                                 ----
PRINCIPAL LIFETIME 2050 FUND
Class B shares
Net Asset Value, Beginning of Period......................      $ 12.64
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.05)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.71
                          Total From Investment Operations         0.66
Net Asset Value, End of Period                                  $ 13.30
Total Return(c)...........................................     5.22%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $451
     Ratio of Expenses to Average Net Assets(e),(f).......     1.25%(g)
     Ratio of Net Investment Income to Average Net Assets.   (0.63)%(g)
     Portfolio Turnover Rate..............................     15.9%(g)


(a)  Period from June 28, 2005,  date shares first offered,  through October 31,
     2005.

(b)  Calculated based on average shares outstanding during the period.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e)  Reflects Manager's contractual expense limit.

(f) Does not include expenses of the investment companies in which the Fund invests.

(g)  Computed on an annualized basis.

(h)  Period from March 15, 2006, date shares first offered,  through October 31,
     2006.




                                                                   2006      2005(a)
                                                                   ----       ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Class A shares
Net Asset Value, Beginning of Period......................      $ 11.98     $ 11.96
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.40        0.08
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.68      (0.06)
                          Total From Investment Operations         1.08        0.02
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.20)          -
     Distributions from Realized Gains....................       (0.12)          -
                         Total Dividends and Distributions       (0.32)          -
Net Asset Value, End of Period                                  $ 12.74     $ 11.98
Total Return(c)...........................................        9.16% 0.17%(   d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $6,635      $1,832
     Ratio of Expenses to Average Net Assets(e),(f).......        0.65% 1.30%(   g)
     Ratio of Net Investment Income to Average Net Assets.        3.24%    1.90%(g)
     Portfolio Turnover Rate..............................        48.9%       43.8%


                                                                2006(h)
                                                                 ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Class B shares
Net Asset Value, Beginning of Period......................      $ 12.12
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.23
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.28
                          Total From Investment Operations         0.51
Net Asset Value, End of Period                                  $ 12.63
Total Return(c)...........................................     4.21%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............         $114
     Ratio of Expenses to Average Net Assets(e),(f).......     1.25%(g)
     Ratio of Net Investment Income to Average Net Assets.     3.00%(g)
     Portfolio Turnover Rate..............................     48.9%(g)


(a)  Period from June 28, 2005,  date shares first offered,  through October 31,
     2005.

(b)  Calculated based on average shares outstanding during the period.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e)  Reflects Manager's contractual expense limit.

(f) Does not include expenses of the investment companies in which the Fund invests.

(g)  Computed on an annualized basis.

(h)  Period from March 15, 2006, date shares first offered,  through October 31,
     2006.




                                                                   2006       2005(a)
                                                                   ----       ----
REAL ESTATE SECURITIES FUND
Class A shares
Net Asset Value, Beginning of Period......................      $ 20.43     $ 20.12
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.14        0.09
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         7.80        0.35
                          Total From Investment Operations         7.94        0.44
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.19)      (0.13)
     Distributions from Realized Gains....................       (0.62)          -
                         Total Dividends and Distributions       (0.81)      (0.13)
Net Asset Value, End of Period                                  $ 27.56     $ 20.43
Total Return(c)...........................................       40.07% 2.20%(   d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $125,408     $80,894
     Ratio of Expenses to Average Net Assets..............        1.43% 1.49%(   e)
     Ratio of Net Investment Income to Average Net Assets.        0.61%    1.29%(e)
     Portfolio Turnover Rate..............................        37.8% 26.7%,(  f)


                                                                   2006     2005(a)
                                                                   ----     ----
REAL ESTATE SECURITIES FUND
Class B shares
Net Asset Value, Beginning of Period......................      $ 20.44     $ 20.12
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.02        0.03
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         7.80        0.35
                          Total From Investment Operations         7.82        0.38
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.08)      (0.06)
     Distributions from Realized Gains....................       (0.62)          -
                         Total Dividends and Distributions       (0.70)      (0.06)
Net Asset Value, End of Period                                  $ 27.56     $ 20.44
Total Return(c)...........................................       39.33%    1.90%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $29,044     $22,712
     Ratio of Expenses to Average Net Assets..............        1.95%    2.38%(e)
     Ratio of Net Investment Income to Average Net Assets.        0.10%    0.39%(e)
     Portfolio Turnover Rate..............................        37.8%   26.7%,(f)


(a)  Period from June 28, 2005,  date shares first offered,  through October 31,
     2005.

(b)  Calculated based on average shares outstanding during the period.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f) Portfolio turnover rate excludes approximately $101,379,000 of securities from the acquisition of Principal Real Estate Securities Fund, Inc.




                                                                   2006      2005(a)
                                                                   ----       ---
SHORT-TERM BOND FUND
Class A shares
Net Asset Value, Beginning of Period......................       $ 9.97     $ 10.12
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.41        0.11
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         0.01      (0.10)
                          Total From Investment Operations         0.42        0.01
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.46)      (0.16)
                         Total Dividends and Distributions       (0.46)      (0.16)
Net Asset Value, End of Period                                   $ 9.93      $ 9.97
Total Return(c)...........................................        4.29% 0.07%(   d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $93,951    $122,471
     Ratio of Expenses to Average Net Assets..............        0.96% 0.80%(   e)
     Ratio of Expenses to Average Net Assets (Excluding
     Reverse Repurchase Agreement Expense)(f).............        0.73%    0.70%(e)
     Ratio of Net Investment Income to Average Net Assets.        4.10%    3.15%(e)
     Portfolio Turnover Rate..............................        49.1% 110.8%,( g)


(a)  Period from June 28, 2005,  date shares first offered,  through October 31,
     2005.

(b)  Calculated based on average shares outstanding during the period.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f) Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.

(g) Portfolio turnover rate excludes approximately $117,013,000 of securities from the acquisition of Principal Limited Term Bond Fund, Inc.





                                                                   2006       2005(a)
                                                                   ----       ----
SMALLCAP BLEND FUND
Class A shares
Net Asset Value, Beginning of Period......................      $ 15.93     $ 15.69
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.02)      (0.01)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.33        0.25
                          Total From Investment Operations         2.31        0.24
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.94)          -
                         Total Dividends and Distributions       (0.94)          -
Net Asset Value, End of Period                                  $ 17.30     $ 15.93
Total Return(c)...........................................       14.97% 1.53%(   d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $109,783     $97,133
     Ratio of Expenses to Average Net Assets..............        1.40% 1.37%(   e)
     Ratio of Net Investment Income to Average Net Assets.      (0.15)%  (0.27)%(e)
     Portfolio Turnover Rate..............................       103.0% 137.4%,( f)


                                                                   2006     2005(a)
                                                                   ----     ----
SMALLCAP BLEND FUND
Class B shares
Net Asset Value, Beginning of Period......................      $ 15.89     $ 15.69
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.14)      (0.06)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.31        0.26
                          Total From Investment Operations         2.17        0.20
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (0.94)          -
                         Total Dividends and Distributions       (0.94)          -
Net Asset Value, End of Period                                  $ 17.12     $ 15.89
Total Return(c)...........................................       14.09%    1.27%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $24,476     $25,241
     Ratio of Expenses to Average Net Assets..............        2.11%    2.22%(e)
     Ratio of Net Investment Income to Average Net Assets.      (0.85)%  (1.13)%(e)
     Portfolio Turnover Rate..............................       103.0%  137.4%,(f)


(a)  Period from June 28, 2005,  date shares first offered,  through October 31,
     2005.

(b)  Calculated based on average shares outstanding during the period.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total  return  amounts  have  not  been  annualized.

(e)  Computed on an  annualized  basis.

(f) Portfolio turnover rate excludes approximately $118,621,000 of securities from the acquisition of Principal SmallCap Fund, Inc. and $60,235,000 from portfolio realignment.




                                                                   2006      2005(a)
                                                                   ----      ----
SMALLCAP VALUE FUND
Class A shares
Net Asset Value, Beginning of Period......................      $ 17.49     $ 16.98
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.01      (0.01)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         2.99        0.52
                          Total From Investment Operations         3.00        0.51
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (1.28)          -
                         Total Dividends and Distributions       (1.28)          -
Net Asset Value, End of Period                                  $ 19.21     $ 17.49
Total Return(c)...........................................       18.03% 3.00%(   d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $8,839      $1,302
     Ratio of Expenses to Average Net Assets(e)...........        1.49% 1.70%(   f)
     Ratio of Net Investment Income to Average Net Assets.        0.07%  (0.18)%(f)
     Portfolio Turnover Rate..............................        97.9%      133.7%


                                                                   2006     2005(a)
                                                                   ----     ----
SMALLCAP VALUE FUND
Class B shares
Net Asset Value, Beginning of Period......................      $ 17.55     $ 16.98
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............       (0.13)      (0.05)
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................         3.00        0.62
                          Total From Investment Operations         2.87        0.57
Less Dividends and Distributions:
     Distributions from Realized Gains....................       (1.28)          -
                         Total Dividends and Distributions       (1.28)          -
Net Asset Value, End of Period                                  $ 19.14     $ 17.55
Total Return(c)...........................................       17.18% 3.36%(d),(g)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............       $1,612        $439
     Ratio of Expenses to Average Net Assets(e)...........        2.24%    2.45%(f)
     Ratio of Net Investment Income to Average Net Assets.      (0.70)%  (0.82)%(f)
     Portfolio Turnover Rate..............................        97.9%      133.7%


(a)  Period from June 28, 2005,  date shares first offered,  through October 31,
     2005.

(b)  Calculated based on average shares outstanding during the period.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e)  Reflects Manager's contractual expense limit.

(f)  Computed on an  annualized  basis.

(g)  During 2005, the Fund  processed a significant  (relative to the Class) "As
     Of" transaction that resulted in a gain to the remaining shareholders of the Class. In accordance with the Fund's shareholder processing policies, this benefit inures all shareholders of the Class. Had such a gain not been recognized, the total return amounts expressed herein would have been smaller.




                                                                2006(a)
                                                                  ----
ULTRA SHORT BOND FUND
Class A shares
Net Asset Value, Beginning of Period......................      $ 10.05
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............         0.29
     Net Realized and Unrealized Gain (Loss) on
Investments...............................................       (0.01)
                          Total From Investment Operations         0.28
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.27)
                         Total Dividends and Distributions       (0.27)
Net Asset Value, End of Period                                  $ 10.06
Total Return(c)........................................... 3.00%(    d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $20,427
     Ratio of Expenses to Average Net Assets(e)........... 0.75%(    f)
     Ratio of Net Investment Income to Average Net Assets.     4.57%(f)
     Portfolio Turnover Rate..............................        49.0%


(a) Period from March 15, 2006, date shares first offered, through October 31, 2006.

(b)  Calculated based on average shares outstanding during the period.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e)  Reflects Manager's contractual expense limit.

(f)  Computed on an annualized basis.

APPENDIX A


SUMMARY OF PRINCIPAL RISKS


The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called "principal risks." The principal risks of investing in the Funds are stated above as to each Fund in the Fund's description. Each of these risks is summarized below. The first four risks described below - credit and counterparty risk, liquidity risk, market risk, and management risk (except the LargeCap S&P 500 Index Fund) - apply to all the Funds. The remaining risks apply to certain of the Funds as described previously. Additional information about the Funds, their investments, and the related risks is located under "Certain Investment Strategies and Related Risks" and in the Statement of Additional Information.


RISKS COMMON TO ALL OF THE FUNDS
--------------------------------

CREDIT AND COUNTERPARTY RISK
Each of the funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

LIQUIDITY RISK
A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

MARKET RISK
The value of a fund's portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund's investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in the fund.

MANAGEMENT RISK
Each of the funds is actively managed by its investment advisor or sub-advisor(s). The performance of a fund that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the fund's investment objective. If the advisor's or sub-advisor(s)' strategies do not perform as expected, a fund could underperform other mutual funds with similar investment objectives or lose money.

ADDITIONAL RISKS APPLICABLE TO CERTAIN FUNDS
--------------------------------------------

ACTIVE TRADING RISK
A fund that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the fund's brokerage costs, accelerate the realization of taxable gains, and adversely impact fund performance.

DERIVATIVES RISK
Derivatives are investments whose values depend on or are derived from other securities or indexes. A fund's use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

EMERGING MARKET RISK
Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

EQUITY SECURITIES RISK
Equity securities include common, preferred, and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

EURODOLLAR AND YANKEE OBLIGATIONS RISK
Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that a foreign government will not let U.S. dollar-denominated assets leave the country, the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and adverse political or economic developments will affect investments in a foreign country.

EXCHANGE RATE RISK
Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the funds' foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

FIXED-INCOME SECURITIES RISK
Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.


Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund's investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.


FOREIGN SECURITIES RISK
Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect a fund's investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

GEOGRAPHIC CONCENTRATION RISK
Funds that invest significant portions of their assets in concentrated geographic areas such as a particular state or region of the U.S. have more exposure to local or regional economic risks than funds that invest more broadly.

GROWTH STOCK RISK
Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A fund's strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

HIGH YIELD SECURITIES RISK
Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." While these securities generally provide greater income potential than investments in higher rated fixed-income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

INITIAL PUBLIC OFFERINGS ("IPOS") RISK
There are risks associated with the purchase of shares issued in IPOs by companies that have little operating history as public companies, as well as risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. A fund cannot guarantee continued access to IPO offerings and may at times dispose of IPO shares shortly after their acquisition.

INVESTMENT COMPANY SECURITIES RISK
Certain funds invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including investment advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

MARKET SEGMENT RISK
Funds are subject to the risk that their principal market segment, such as large capitalization, mid capitalization, or small capitalization stocks, or growth or value stocks, may underperform compared to other market segments or to the equity markets as a whole. Thus:
  . MidCap: A fund's strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.
  . LargeCap: A fund's strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.
  . SmallCap: A fund's strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

MID CAP STOCK RISK
Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management, or a limited trading market for their securities.

MUNICIPAL SECURITIES RISK
Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of funds investing in such securities. Funds that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state's tax authority) to be taxable, in which event the value of such funds' investments would likely decline.

NON-DIVERSIFICATION RISK
A fund that is non-diversified may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect the fund's performance.

PORTFOLIO DURATION RISK
Portfolio duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

PREPAYMENT RISK
Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of a fund.

REAL ESTATE SECURITIES RISK
Real estate investment trusts ("REITs") or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting
from environmental problems.   Equity and mortgage REITs are dependent on
management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage
REITs:
  . may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
  . may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments);
  . are subject to cash flow dependency and defaults by borrowers; and . could fail to qualify for tax-free pass-through of income under the Internal
    Revenue Code.

SECTOR RISK
When a fund's investments are concentrated in a particular industry or sector of the economy (e.g., real estate, technology, financial services), they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. Funds concentrating in a particular industry sector tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. A fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting that industry or sector.

SMALL COMPANY RISK
Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

UNDERLYING FUND RISK
The LifeTime Funds and the Strategic Asset Management ("SAM") Portfolios operate as funds of funds and invest principally in underlying funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expenses for that fund.

Principal is the Manager of the Principal LifeTime Funds, SAM Portfolios, and each of the underlying Funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the LifeTime Funds and Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serve as Sub-Advisor to some or all of the Underlying Funds. Principal, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.


The following table shows the percentage of the outstanding shares of underlying funds owned by the LifeTime Funds as of October 31, 2006.

                                         PRINCIPAL LIFETIME FUNDS
                                                                                         PRINCIPAL
                                  PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL  LIFETIME
                                  LIFETIME   LIFETIME   LIFETIME   LIFETIME   LIFETIME   STRATEGIC
        UNDERLYING FUND             2010       2020       2030       2040       2050      INCOME     TOTAL
        ---------------           ---------  ---------  ---------  ---------  ---------  ---------   -----
 Bond & Mortgage Securities        16.87%     23.70%     13.86%      4.38%      1.11%      7.61%     67.54%
 Disciplined LargeCap Blend        10.16      27.92      25.91      12.99       6.55       1.96      85.49
 Inflation Protection               7.23                                                   4.32      11.55
 International Emerging Markets     2.21       5.82       5.67       2.45       1.12                 17.28
 International Growth               5.01      14.89      15.65       7.46       4.00       1.17      48.18
 Large Cap Growth                   4.66      11.72      11.69       6.35       3.12       0.99      38.53
 LargeCap Value                     4.38      11.09      11.32       6.21       2.92       0.94      36.85
 Partners International             1.55       3.26       3.18       1.68       0.81       0.27      10.75
 Partners LargeCap Blend I          3.30      10.50       8.72       4.39       2.17       0.76      29.84
 Partners LargeCap Growth I         1.13       2.17       2.42       1.46       0.66       0.20       8.05
 Partners LargeCap Growth II        3.54       9.07       9.05       4.97       2.36       0.68      29.68
 Partners LargeCap Value            2.08       5.03       5.06       2.71       1.38       0.44      16.69
 Partners LargeCap Value I          1.40       3.31       3.33       1.62       0.80                 10.45
 Partners MidCap Growth                        1.75       2.18       1.10       0.61                  5.64
 Partners MidCap Value I                       1.12       1.39       0.70       0.39                  3.60
 Partners SmallCap Growth I                               6.45       4.66       2.60                 13.71
 Partners SmallCap Growth III       2.36      13.51      13.60       7.71       4.14                 41.33
 Partners SmallCap Value I                                1.74       1.26       0.78                  3.78
 Preferred Securities              16.04      29.94      16.44       4.98       1.51       6.60      75.51
 Real Estate Securities             6.82      12.50       8.56       2.68       0.66       2.04      33.26
 SmallCap S&P 600 Index            10.03      11.45       9.11       5.08       2.22       2.22      40.11
 SmallCap Value                     2.66      14.16      14.47       8.18       4.41                 43.89
 Ultra Short Bond                  31.81                                                  30.57      62.38



The SAM Portfolios commenced operations on January 12, 2007, as successor portfolios for the WM Group of Funds ("WMA") SAM Portfolios. The predecessor portfolios invested in shares of funds that have been combined with various Funds of Principal Investors Fund ("PIF") as follows:

         WMA ACQUIRED FUNDS                 PIF ACQUIRING FUNDS
   Equity Income Fund                 Equity Income Fund I
   Growth Fund                        LargeCap Growth Fund
   Growth & Income Fund               Disciplined  LargeCap Blend Fund
   High Yield Fund                   High Yield Fund II
   Income Fund                        Income Fund
   International Growth Fund          Diversified International Fund
   Mid Cap Stock Fund                 MidCap Stock Fund
   Money Market Fund                 Money Market Fund
   REIT Fund                          Real Estate Securities Fund
   Short-Term Income Fund             Short-Term Income Fund
   Small Cap Growth Fund              SmallCap Growth Fund
   Small Cap Value Fund               SmallCap Value Fund
   U.S. Government Securities Fund    Mortgage Securities Fund
   West Coast Equity Fund             West Coast Equity Fund

The following table shows the percentage of the outstanding shares of the predecessor Underlying Funds owned by the predecessor Portfolios as of October 31, 2006.

                                            STRATEGIC ASSET MANAGEMENT PORTFOLIOS/(1)/
                                                                                                      STRATEGI C
                           FLEXIBLE         CONSERVATIVE                          CONSERVATIVE          GROWTH
   UNDERLYING FUND          INCOME            BALANCED           BALANCED            GROWTH           ----------
   ---------------         --------         ------------         --------         ------------
 REIT Fund                   1.87%              2.85%             30.86%             33.33%             20.35%
 Equity Income Fund          1.05               1.56              15.06              16.28              10.55
 Growth & Income Fund        2.29               2.25              24.33              26.28              17.08
 West Coast Equity
 Fund                        0.59               1.33              14.44              15.36              10.65
 Mid Cap Stock Fund          2.53               2.25              24.25              25.50              19.09
 Growth Fund                 2.65               2.68              30.98              31.32              22.45
 Small Cap Value Fund        3.17               2.58              31.01              34.95              22.92
 Small Cap Growth Fund       2.40               1.87              22.60              25.72              16.91
 International Growth
 Fund                                           2.85              31.54              31.83              22.33
 Short Term Income
 Fund                       42.88              15.20              18.55
 U.S. Government
 Securities Fund            15.77               9.88              46.79              16.36
 Income Fund                17.72               9.47              39.71              12.24
 High Yield Fund             4.97               3.25              18.66               8.43               8.25
///(1)/
 Each of the Strategic Asset Management Portfolios and each of the underlying funds in the table below began operations on January
 12, 2007. Each is a successor fund to a portfolio managed by WM Advisors prior to that date.
                                            STRATEGIC ASSET MANAGEMENT PORTFOLIOS/(1)/


   UNDERLYING FUND           TOTAL
   ---------------           -----
 REIT Fund                  89.26%
 Equity Income Fund         44.50
 Growth & Income Fund       72.23
 West Coast Equity          42.37
 Fund
 Mid Cap Stock Fund         73.62
 Growth Fund                90.08
 Small Cap Value Fund       94.63
 Small Cap Growth Fund      69.50
 International Growth       88.55
 Fund
 Short Term Income          76.63
 Fund
 U.S. Government            88.80
 Securities Fund
 Income Fund                79.14
 High Yield Fund            43.56
///(1)/
 Each of the Strategic Asset Management Portfolios and each of the underlying funds in the table below began operations on January
 12, 2007. Each is a successor fund to a portfolio managed by WM Advisors prior to that date.



One or more of the SAM Portfolios intend to invest in the Diversified International, Disciplined LargeCap Blend, Equity Income I, LargeCap Growth, SmallCap Growth, and SmallCap Value Funds, and may acquire a significant percentage of the underlying funds' outstanding shares.


U.S. GOVERNMENT SECURITIES RISK
U.S. government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of a fund's securities do not affect interest income on securities already held by the fund but are reflected in the fund's price per share. Since the magnitude of these fluctuations generally is greater at times when a fund's average maturity is longer, under certain market conditions a fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

U.S. GOVERNMENT SPONSORED SECURITIES RISK
A fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks. Although the issuing agency, instrumentality, or corporation may be chartered or sponsored by the U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.

VALUE STOCK RISK
A fund's investments in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. A fund's strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

APPENDIX B


DEFINITIONS OF THE INDICES REFERENCED IN THIS PROSPECTUS

The performance tables included in the prospectus provide performance information of various indices. These indices are described in this appendix. An investment cannot be made directly in the indices and the indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices.


CITIGROUP BROAD MARKET (BMI) GLOBAL EX-US INDEX is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with an available free float market cap of US $100 million and above.


CITIGROUP BROAD INVESTMENT-GRADE BOND INDEX measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, and includes institutionally traded U.S. Treasury, government-sponsored, mortgage-backed, asset-backed, and investment-grade securities.


CITIGROUP BROAD INVESTMENT-GRADE CREDIT 1-3 YEARS INDEX measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, with maturities between 1 and 3 years. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.


CITIGROUP U.S. HIGH YIELD MARKET CAPPED INDEX uses the U.S. High Yield Market Index as its foundation, imposing a cap on the par amount of each issuer at US $5 billion.


CITIGROUP MORTGAGE INDEX represents the mortgage-backed securities component of Citigroup's Broad Investment-Grade Bond Index. It consists of 30- and 15-year agency-issued (Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC")) pass-through securities as well as FNMA and FHLMC balloon mortgages.


LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.


LEHMAN BROTHERS 1-3 GOVERNMENT/CREDIT BOND INDEX represents a combination of the Government and Corporate Bond indices with maturities between one and three years.


LEHMAN BROTHERS GOVERNMENT/MORTGAGE INDEX is a combination of the unmanaged Lehman Government Index and the unmanaged Lehman Mortgage Backed Securities
(MBS) Index. The Lehman Government Index includes all Government Bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA, and FHLMC.


LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is an unmanaged index composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


LEHMAN BROTHERS U.S. TREASURY BELLWETHERS 3 MONTH INDEX is composed of public obligations of the U.S. Treasury with a maturity of three months.


LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged index of investment-grade, tax-exempt bonds which have been issued within the last five years and which have at least one year to maturity.


LEHMAN BROTHERS U.S. TREASURY TIPS (TREASURY INFLATION PROTECTION SECURITIES) INDEX is an unmanaged index of inflation-protected U.S. Treasury securities that will mature in one year or longer.


MERRILL LYNCH PREFERRED HYBRID INDEX is an unmanaged index of investment grade, exchange-traded preferred stocks with outstanding market values of at least $30 million and at least one year to maturity.

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA, AND FAR
EAST) INDEX is an unmanaged index that measures the stock returns of companies in developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX is an unmanaged index that measures the stock returns of companies in 26 developing countries.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) US REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR CONSERVATIVE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.


MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY AVERAGE is an average of the net asset value (NAV) returns of diversified emerging-markets mutual funds which invest in companies in developing nations.


MORNINGSTAR FOREIGN LARGE BLEND CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY AVERAGE is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.


MORNINGSTAR LARGE BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


MORNINGSTAR LARGE GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR LARGE VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more stable stock prices.


MORNINGSTAR LONG-TERM BOND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of long-term bond mutual funds that have average durations that exceed six years. Most of them hold some portion of assets in corporate bonds, either investment-grade or high-yield issues, or both.


MORNINGSTAR MID-CAP BLEND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


MORNINGSTAR MID-CAP GROWTH CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR MID-CAP VALUE CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mid-cap value mutual funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR MODERATE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.


MORNINGSTAR MUNI NATIONAL LONG CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that invest in municipal bonds with maturities of 10 years or more that are issued by various state and local governments to fund public projects and are free from federal taxes.

MORNINGSTAR SHORT-TERM BOND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt which have durations between 1 and 3.5 years.


MORNINGSTAR SMALL BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.


MORNINGSTAR SMALL GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR SMALL VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest primarily in real estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.


MORNINGSTAR TARGET DATE CATEGORY portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.


RUSSELL 1000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.


RUSSELL 1000 VALUE INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.


RUSSELL 2000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.


RUSSELL 2000 INDEX is an unmanaged index that measures the investment returns of the 2,000 smallest stocks in the Russell 3000 Index. Companies included are medium-size to small.


RUSSELL 2000 VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL 3000 INDEX is an unmanaged index that is the combination of Russell 1000 Index and the Russell 2000 Index.


RUSSELL MIDCAP INDEX is an unmanaged index that measures the investment returns of the 800 smallest stocks in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth rates.


RUSSELL MIDCAP VALUE INDEX is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.


S&P 500 STOCK INDEX (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility, and transportation companies.


S&P 500/CITIGROUP VALUE INDEX is a float-adjusted market-capitalization-weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the value end of the growth-value spectrum. Until December 16, 2005, when Standard & Poor's changed the name of the index and its calculation methodology, the index was called the S&P 500/Barra Value Index.

 ADDITIONAL INFORMATION


Additional information about the Fund (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated ________________, which is incorporated by reference into this prospectus. Additional information about the Funds' investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund makes its Statement of Additional Information and annual and semi-annual reports available, free of charge, on our website PrincipalFunds.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-222-5852.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http:// www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share.


Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

               Principal Investors Fund, Inc. SEC File 811-07572

                         PRINCIPAL INVESTORS FUND, INC.


                                  (THE "FUND")


                      STATEMENT OF ADDITIONAL INFORMATION






                               dated XXXXXX, 2007


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectuses. The Fund's prospectuses, dated XXXXXX, 2007, which we may amend from time to time, contain the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.


The audited financial statements, schedules of investments and auditor's report included in the Fund's Annual Report to Shareholders, for the fiscal year ended October 31, 2006 are hereby incorporated by reference into and are legally a part of this SAI.


The following information is incorporated by reference into this SAI:


 1) The financial statements for the Fund for the fiscal year ended October 31, 2006, which have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm. The financial statements and the report of Ernst & Young LLP are included in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2006;


 2) The financial statements for the California Insured Intermediate Municipal Fund, California Municipal Bond Fund, Equity Income Fund I, High Yield Fund II, Income Fund, MidCap Stock Fund, Mortgage Securities Fund, Short-Term Income Fund, Tax-Exempt Bond Fund I, West Coast Equity Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio and SAM Strategic Growth Portfolio, which have been carried forward from each such Fund's predecessor fund. The financial statements for the predecessor funds were audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose reports, along with each predecessor fund's financial statements, are included in the predecessor funds' Annual Reports to Shareholders for the fiscal year ended October 31, 2006;

For a free copy of the current prospectus or annual report, call or write:

   Principal Investors Fund, Inc.
   Principal Financial Group
   Des Moines, IA 50392-2080

The prospectuses for Classes A, B, and C shares, Class J shares, Select, Preferred, Advisors Signature, Advisor Select, and Advisors Preferred share classes may be viewed at www.PrincipalFunds.com.

                               TABLE OF CONTENTS

Fund History............................................................

Description of the Fund's Investments and Risks.........................

Management..............................................................

Control Persons and Principal Holders of Securities.....................

Investment Advisory and Other Services..................................

Multiple Class Structure................................................

Brokerage Allocation and Other Practices................................

Purchase and Redemption of Shares.......................................

Pricing of Shares.......................................................

Taxation of the Funds...................................................

Portfolio Holdings Disclosure...........................................

Proxy Voting Policies...................................................

General Information.....................................................

Financial Statements....................................................

Disclosure Regarding Portfolio Managers.................................

Appendix A - Description of Bond Ratings................................

Appendix B - Proxy Voting Policies......................................

Appendix C - Portfolio Manager Information..............................

FUND HISTORY


The Principal Investors Fund ("the Registrant" or the "Fund") is a registered, open-end management investment company, commonly called a mutual fund. The Fund consists of multiple investment portfolios which are referred to as "Funds." Each portfolio operates for many purposes as if it were an independent mutual fund. Each portfolio has its own investment objective, strategy, and management team. Each of the Funds is diversified except California Insured Intermediate Municipal Fund, California Municipal Fund, Preferred Securities Fund, Real Estate Securities, and Tax-Exempt Bond Fund I which are non-diversified.


The Fund was organized as the Principal Special Markets Fund, Inc. on January 28, 1993 as a Maryland corporation. The Fund changed its name to Principal Investors Fund, Inc. effective September 14, 2000.


The Articles of Incorporation have been amended from time to time. Some amendments added or changed the names of Funds or added classes of shares. Those amendments are as follows:
.. September 14, 2000 to add the Bond & Mortgage Securities, Government
  Securities, High Quality Intermediate Term Bond, High Quality Long Term Bond, High Quality Short Term Bond, International I, International II, International Emerging Markets, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400 Index, MidCap Value, Money Market, Real Estate, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners MidCap Growth, Partners MidCap Value, Partners SmallCap Growth I, Partners SmallCap Growth II, SmallCap Blend, SmallCap Growth, SmallCap S&P 600 Index and SmallCap Value Funds;
.. December 13, 2000 to add the Principal LifeTime 2010, Principal LifeTime 2020,
  Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income Funds (referred to herein as the
  "Principal LifeTime" Funds), and Partners SmallCap Value Fund;
.. March 14, 2001 to add the Capital Preservation Fund;
.. April 17, 2002 to add the Preferred Securities Fund;
.. September 26, 2002 to add the LargeCap Blend I, Partners LargeCap Growth,
  Partners SmallCap Blend, and Partners SmallCap Value I Funds and to change the name of the LargeCap Blend Fund to Partners LargeCap Blend Fund I;
.. September 18, 2003 to add the Partners International, Partners MidCap Growth
  I, and Partners MidCap Value I Funds;
.. February 3, 2004 to change the name of the Real Estate Fund to Real Estate
  Securities Fund;
.. March 8, 2004 to add the Partners LargeCap Value Fund I, Partners SmallCap
  Growth Fund III, and Partners SmallCap Value Fund II;
.. June 21, 2004 to add the Advisors Signature Class, the High Yield Fund and the
  Partners LargeCap Value Fund II;
.. September 13, 2004 to add Inflation Protection Fund and Partners MidCap Growth
  Fund II;
.. December 16, 2004 to add Class A and Class B shares, add the Equity Income,
  Partners Global Equity and Tax-Exempt Bond Funds, change the name of International Fund I to Diversified International, change the name of International II to International Growth, and change the name of LargeCap
  Blend I to Disciplined LargeCap Blend;
.. February 4, 2005 to add Class A and Class B shares to the Disciplined LargeCap
  Blend; and
.. May 23, 2005 to change the name of the Capital Preservation Fund to Ultra
  Short Bond Fund;
.. September 30, 2005 to change the name of the High Quality Short-Term Bond Fund to Short-Term Bond Fund;
.. September 30, 2005 to change the name of the Government Securities Fund to
  Government & High Quality Bond Fund;
.. December 21, 2005 to add Class B shares to the Principal LifeTime 2050 Fund and Principal LifeTime Strategic Income Fund and to add Class A shares to the Ultra Short Bond Fund; and
.. September 20, 2006 to add the California Insured Intermediate Municipal Fund,
  California Municipal Fund, Equity Income Fund I, High Yield Fund II, Income Fund, MidCap Stock Fund, Mortgage Securities Fund, Short-Term Income Fund, Strategic Asset Management Balanced Portfolio, Strategic Asset Management Conservative Balanced Portfolio, Strategic Asset Management Conservative
  Growth Portfolio, Strategic Asset Management Flexible Income Portfolio, Strategic Asset Management Strategic Growth Portfolio, Tax-Exempt Bond Fund I, and West Coast Equity Fund, and to add Class C shares to each of these fund as well as thirty-two other funds. The California Insured Intermediate Municipal Fund, California Municipal Fund, Equity Income Fund I, High Yield Fund II, Income Fund, MidCap Stock Fund, Mortgage Securities Fund, Short-Term Income Fund, Strategic Asset Management Balanced Portfolio, Strategic Asset
  Management Conservative Balanced Portfolio, Strategic Asset Management Conservative Growth Portfolio, Strategic Asset Management Flexible Income Portfolio, Strategic Asset Management Strategic Growth Portfolio, Tax-Exempt Bond Fund I, and West Coast Equity Fund are each successors to the following series of WM Trust I, WM Trust II, or WM Strategic Asset Management
  Portfolios, LLC, as of January 12, 2007.

  SUCCESSOR FUND          PREDECESSOR FUND
  --------------          ----------------
  California Insured      California Insured Intermediate Municipal (WM Trust II)
  Intermediate Municipal
  California Municipal    California Municipal (WM Trust II)
  Equity Income I         Equity Income (WM Trust I)
  High Yield II           High Yield (WM Trust I)
  Income                  Income (WM Trust I)
  MidCap Stock            Mid Cap Stock (WM Trust I)
  Mortgage Securities     U.S. Government Securities (WM Trust I)
  Short-Term Income       Short

                          Term Income (WM Trust II)
                          Strategic Asset Management Portfolios
  Strategic Asset         (WM Strategic Asset Management Portfolios, LLC)
  Management Portfolios
   Balanced Portfolio     Balanced Portfolio
   Conservative Balanced  Conservative Balanced Portfolio
   Portfolio
   Conservative Growth    Conservative Growth Portfolio
   Portfolio
   Flexible Income        Flexible Income Portfolio
   Portfolio
   Strategic Growth       Strategic Growth Portfolio
   Portfolio
  Tax-Exempt Bond I       Tax-Exempt Bond
                           (WM Trust I)
  West Coast Equity       West Coast Equity
                           (WM Trust I)



The WM Trust I Funds identified in the above table, other than the Mid Cap Stock and High Yield Funds, are successors to the following Washington corporations, or series thereof, which commenced operations in the years indicated and made up the group of mutual funds known as the "Composite Funds": Composite U.S. Government Securities, Inc. (predecessor to the U.S. Government Securities Fund)
(1982); Composite Income Fund, Inc. (predecessor to the Income Fund) (1975); Composite Tax-Exempt Bond Fund, Inc. (predecessor to the Tax-Exempt Bond Fund)
(1976); Composite Northwest Fund, Inc. (predecessor to the West Coast Equity
Fund) (1986); and Composite Bond & Stock Fund, Inc. (predecessor to the Equity Income Fund) (1939).

Each of the Composite Funds was reorganized as a series of WM Trust I, a Massachusetts Business Trust, on March 20, 1998. In connection with this reorganization, the Trust, which conducted no operations prior to that date, changed its name to WM Trust I. The High Yield Fund was organized on March 23, 1998, and the Mid Cap Stock Fund was organized on March 1, 2000.

Prior to March 20, 1998, the name of WM Trust II, a Massachusetts Business Trust, was "Sierra Trust Funds" and the name of WM Strategic Asset Management Portfolios, a Massachusetts Limited Liability Company, was "Sierra Asset Management Portfolios." On July 16, 1999, each Portfolio succeeded to a corresponding fund of the same name that was a series of WM Strategic Asset Management Portfolios. These Trusts were part of a family of mutual funds known as the "Sierra Funds."

Prior to March 1, 2002, the West Coast Equity Fund was known as the Growth Fund of the Northwest and prior to March 1, 2000, it was known as the Northwest Fund. Prior to August 1, 2000, the Conservative Balanced Portfolio was known as the Income Portfolio and the Equity Income Fund was known as the Bond & Stock Fund. Prior to March 1, 2000, the Short Term Income Fund was known as the Short Term
High Quality Bond Fund. Prior to       March 20, 1998, the Flexible Income
Portfolio was known as the Sierra Value Portfolio, the Conservative Balanced Portfolio was known as the Sierra Income Portfolio, the Balanced Portfolio was known as the Sierra Balanced Portfolio, the Conservative Growth Portfolio was known as the Sierra Growth Portfolio, and the Strategic Growth Portfolio was known as the Sierra Capital Growth Portfolio.

Classes offered by each Fund are shown in the table below.

                                     CLASS  CLASS  CLASS  CLASS  ADVISORS   ADVISORS  ADVISORS
             FUND NAME                 A      B      C      J    PREFERRED   SELECT   SIGNATURE  PREFERRED  SELECT   INSTITUTIONAL
             ---------               -----  -----  -----  -----  ---------  --------  ---------  ---------  ------   -------------
 Bond & Mortgage Securities Fund       X      X      X      X        X         X          X          X        X            X
 California Insured Municipal Fund     X      X      X
 California Municipal Fund             X      X      X
 Disciplined LargeCap Blend            X      X      X               X         X          X          X        X            X
 Diversified International Fund        X      X      X      X        X         X          X          X        X            X
 Equity Income Fund I                  X      X      X                                                                     X
 Government & High Quality Bond
 Fund                                  X      X      X      X        X         X          X          X        X            X
 High Quality Intermediate-Term
 Bond Fund                                                  X        X         X          X          X        X            X
 High Yield Fund                                                                                                           X
 High Yield Fund II                    X      X      X                                                                     X
 Income Fund                           X      X      X                                                                     X
 Inflation Protection Fund             X             X      X        X         X          X          X        X            X
 International Emerging Markets
 Fund                                  X      X      X      X        X         X          X          X        X            X
 International Growth Fund                                  X        X         X          X          X        X            X
 LargeCap Growth Fund                  X      X      X      X        X         X          X          X        X            X
 LargeCap S&P 500 Index Fund           X             X      X        X         X          X          X        X            X
 LargeCap Value Fund                   X      X      X      X        X         X          X          X        X            X
 MidCap Blend Fund                     X      X      X      X        X         X          X          X        X            X
 MidCap Growth Fund                                         X        X         X          X          X        X            X
 MidCap S&P 400 Index Fund                                  X        X         X          X          X        X            X
 MidCap Stock Fund                     X      X      X                                                                     X
 MidCap Value Fund                                          X        X         X          X          X        X            X
 Money Market Fund                     X      X      X      X        X         X          X          X        X            X
 Mortgage Securities Fund              X      X      X                                                                     X
 Partners Global Equity Fund                                         X         X          X          X        X            X
 Partners International Fund                                         X         X          X          X        X            X
 Partners LargeCap Blend Fund          X      X      X      X        X         X          X          X        X            X
 Partners LargeCap Blend Fund I        X      X      X      X        X         X          X          X        X            X
 Partners LargeCap Growth Fund I       X      X      X      X        X         X          X          X        X            X
 Partners LargeCap Growth Fund II      X             X      X        X         X          X          X        X            X
 Partners LargeCap Value Fund          X      X      X      X        X         X          X          X        X            X
 Partners LargeCap Value Fund I                                      X         X          X          X        X            X
 Partners LargeCap Value Fund II                                     X         X          X          X        X            X
 Partners MidCap Growth Fund           X      X      X      X        X         X          X          X        X            X
 Partners MidCap Growth Fund I         X             X               X         X          X          X        X            X
 Partners MidCap Growth Fund II                                      X         X          X          X        X            X
 Partners MidCap Value Fund            X      X      X      X        X         X          X          X        X            X
 Partners MidCap Value Fund I                                        X         X          X          X        X            X
 Partners SmallCap Blend Fund                                        X         X          X          X        X            X
 Partners SmallCap Growth Fund I                            X        X         X          X          X        X            X
 Partners SmallCap Growth Fund II      X      X      X      X        X         X          X          X        X            X
 Partners SmallCap Growth Fund III                                   X         X          X          X        X            X
 Partners SmallCap Value Fund                               X        X         X          X          X        X            X
 Partners SmallCap Value Fund I                                      X         X          X          X        X            X
 Partners SmallCap Value Fund II                                     X         X          X          X        X            X
 Preferred Securities Fund             X             X      X        X         X          X          X        X            X
 Principal LifeTime 2010 Fund          X             X      X        X         X          X          X        X            X
 Principal LifeTime 2020 Fund          X      X      X      X        X         X          X          X        X            X
 Principal LifeTime 2030 Fund          X      X      X      X        X         X          X          X        X            X
 Principal LifeTime 2040 Fund          X      X      X      X        X         X          X          X        X            X
 Principal LifeTime 2050 Fund          X      X      X      X        X         X          X          X        X            X
 Principal LifeTime Strategic
 Income Fund                           X      X      X      X        X         X          X          X        X            X
 Real Estate Securities Fund           X      X      X      X        X         X          X          X        X            X
 SAM Balanced Portfolio                X      X      X      X        X         X          X          X        X            X
 SAM Conservative Balanced
 Portfolio                             X      X      X      X        X         X          X          X        X            X
 SAM Conservative Growth Portfolio     X      X      X      X        X         X          X          X        X            X
 SAM Flexible Income Portfolio         X      X      X      X        X         X          X          X        X            X
 SAM Strategic Growth Portfolio        X      X      X      X        X         X          X          X        X            X
 Short-Term Bond Fund                  X             X      X        X         X          X          X        X            X
 Short-Term Income Fund                X             X                                                                     X
 SmallCap Blend Fund                   X      X      X      X        X         X          X          X        X            X
 SmallCap Growth Fund                  X      X      X      X        X         X          X          X        X            X
 SmallCap S&P 600 Index Fund                                X        X         X          X          X        X            X
 SmallCap Value Fund                   X      X      X      X        X         X          X          X        X            X
 Tax-Exempt Bond Fund I                X      X      X
 Ultra Short Bond Fund                 X             X      X        X         X          X          X        X            X
 West Coast Equity Fund                X      X      X                                                                     X

Each class has different expenses. Because of these different expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase certain classes of shares, call the Principal Investors Fund at 1-800-547-7754.


DESCRIPTION OF THE FUNDS' INVESTMENTS AND RISKS


FUND POLICIES
The investment objectives, investment strategies and the main risks of each Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those strategies and risks and the types of securities the Sub-Advisor can select for each Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The composition of each Fund and the techniques and strategies that the Sub-Advisor may use in selecting securities will vary over time. A Fund is not required to use all of the investment techniques and strategies available to it in seeking its goals.


Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.


The investment objective of each Fund and, except as described below as "Fundamental Restrictions," the investment strategies described in this Statement of Additional Information and the prospectuses are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Fund. The Investment Company Act of 1940, as amended, ("1940 Act") provides that "a vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of 1) more than 50% of the outstanding shares or 2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately. Shares of all classes of a Fund will vote together as a single class except when otherwise required by law or as determined by the Board of Directors.


With the exception of the diversification test required by the Internal Revenue Code, the Funds will not consider collateral held in connection with securities lending activities when applying any of the following fundamental restrictions or any other investment restriction set forth in each Fund's prospectus or Statement of Additional Information.

Bond & Mortgage Securities, California Insured Intermediate Municipal, California Municipal, Disciplined LargeCap Blend, Diversified International, Equity Income I, Government & High Quality Bond, High Quality Intermediate-Term Bond, High Yield, High Yield II, Income, Inflation Protection, International Growth, International Emerging Markets, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400 Index, MidCap Stock, MidCap Value, Money Market, Mortgage Securities, Partners Global Equity, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners LargeCap Value I, Partners LargeCap Value II, Partners MidCap Growth, Partners MidCap Growth I, Partners MidCap Value, Partners MidCap Value I, Partners SmallCap Blend, Partners SmallCap Growth I, Partners SmallCap Growth II, Partners SmallCap Growth III, Partners SmallCap Value, Partners SmallCap Value I, Partners SmallCap Value II, Preferred Securities, Real Estate Securities, Short-Term Bond, Short-Term Income, SmallCap Blend, SmallCap Growth, SmallCap Value, SmallCap S&P 600 Index, Tax-Exempt Bond I, Ultra Short Bond, and West Coast Equity Funds


FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps, and securities backed by physical commodities.

 3) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

 4) Borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

 5) Make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objectives and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

 6) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Fund. This restriction does not apply to the California Insured Intermediate Municipal, California Municipal, Preferred Securities, Real Estate Securities, or Tax-Exempt Bond I Funds.

 7) Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 8) Concentrate its investments in any particular industry, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. This restriction applies to the LargeCap S&P 500 Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds except to the extent that the related Index also is so concentrated. This restriction does not apply to the Preferred Securities or Real Estate Securities Funds.

 9) Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).

NON-FUNDAMENTAL RESTRICTIONS
Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

 1) Invest more than 15% (10% in the case of the Money Market Fund) of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.


 2) Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts, options on futures contracts, and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

 3) Invest in companies for the purpose of exercising control or management.

 4) Invest more than 25% (35% for Preferred Securities Fund) of its assets in foreign securities, except that the Diversified International, International Growth, International Emerging Markets, Money Market and Partners Global Equity Funds each may invest up to 100% of its assets in foreign securities, the LargeCap S&P 500 Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds each may invest in foreign securities to the extent that the relevant index is so invested, and the California Insured Intermediate Municipal, California Municipal, Government & High Quality Bond, Mortgage Securities, and Tax-Exempt Bond I Funds may not invest in foreign securities.

 5) Invest more than 5% of its total assets in real estate limited partnership interests (except Real Estate Securities Fund).

 6) Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation, or plan of reorganization. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

Each Fund (except the Diversified International, Income, International Growth, and International Emerging Markets Funds) has also adopted the non-fundamental policy which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. The Fund will provide 60-days notice to shareholders prior to implementing a change in this policy for the Fund.


The Tax-Exempt Bond Fund I has also adopted a fundamental policy which requires it, under normal circumstances, to invest at least 80% of its net assets in investments, the income from which is exempt from federal income tax or so that at least 80% of the income the Fund distributes will be exempt from federal income tax.


The California Insured Intermediate Municipal Fund has adopted a fundamental policy that requires it, under normal circumstances, to invest at least 80% of its net assets in investments the income from which is exempt from federal income tax and California state personal income tax so that at least 80% of the income the Fund distributes will be exempt from federal income tax and California state personal income tax. The Fund also has adopted a non-fundamental policy that requires it, under normal circumstances, to invest at least 80% of its net assets in insured intermediate-term municipal obligations.


The California Municipal Fund has adopted a fundamental policy that requires it, under normal circumstances, to invest at least 80% of its net assets in investments the income from which is exempt from federal income tax and California state personal income tax or so that at least 80% of the income the Fund distributes will be exempt from federal income tax and California state personal income tax. The Fund also has adopted a non-fundamental policy that requires it, under normal circumstances, to invest at least 80% of its net assets in municipal obligations.

Partners MidCap Growth Fund II

FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the above-listed Fund is a matter fundamental policy and may not be changed without shareholder approval. The Fund may not:

 1) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;


 2) Issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the 1940 Act.

 3) Borrow money, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

 4) Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

 5) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

 6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

 7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

 8) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations, or other forms of debt instruments.

NON-FUNDAMENTAL RESTRICTIONS
The Fund has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval.

 1) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.


 2) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

 3) The Fund may not borrow money, except as permitted under the 1940 Act, as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

 4) The Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

  For purposes of the Fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.


 5) The Fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations, or other forms of debt instruments.)

 6) Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

In addition to the Fund's fundamental and non-fundamental limitations discussed above:
.. the Fund has also adopted a non-fundamental policy which requires it, under normal circumstances, to invest at least 80% of its net assets in securities of medium market capitalization companies. The Fund will provide 60-days notice to shareholders prior to implementing a change in this policy for the Fund.
.. for purposes of normally investing at least 80% of the Fund's assets in securities of companies with medium market capitalizations, Pyramis Global Advisors, LLC (formerly known as Fidelity Management & Research Company), intends to measure the capitalization range of the Russell Midcap Index and the Standard & Poor's MidCap 400 Index (S&P MidCap 400) no less frequently than once a month.

Partners International Fund


FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the above-listed Fund is a matter of fundamental policy and may not be changed without shareholder approval. The Fund may not:

 1) Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

 3) Borrow money, except as permitted under the 1940 Act, as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

 4) Concentrate its investments in any particular industry, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

 5) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

 6) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps, and securities backed by physical commodities.

 7) Make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objectives and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

NON-FUNDAMENTAL RESTRICTIONS
The Fund has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to the Fund's present policy to:

 1) Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.


 2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

 3) Purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

 4) Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation, or plan of reorganization. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050 and Principal LifeTime Strategic Income Funds and the Strategic Asset Management Portfolios (Balanced, Conservative Balanced, Conservative Growth, Flexible Income, and Strategic Growth Portfolios)


FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Purchase or sell commodities or commodities contracts except that the Fund may invest in underlying funds that may purchase or write interest rate, currency, and stock and bond index futures contracts and related options thereon.

 3) Purchase or sell real estate or interests therein, although the Fund may purchase underlying funds which purchase securities of issuers that engage in real estate operations and securities secured by real estate or interests therein.

 4) Borrow money, except as permitted under the 1940 Act, as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

 5) Make loans, except that the Fund may a) purchase underlying funds which purchase and hold debt obligations and b) enter into repurchase agreements. This limit does not apply to purchases of debt securities or commercial paper by the Fund or an underlying fund. For the purpose of this restriction, lending of fund securities by the underlying funds are not deemed to be loans.

 6) Act as an underwriter of securities, except to the extent that the Fund or an underlying fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 7) Invest 25% or more of the value of its total assets in securities of issuers in any one industry except that the Fund will concentrate its investments in the mutual fund industry. This restriction does not apply to the Fund's investments in the mutual fund industry by virtue of its investments in the underlying funds. This restriction also does not apply to obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

 8) Sell securities short.

NON-FUNDAMENTAL RESTRICTIONS
Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

 1) Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options by the underlying funds and collateral arrangements with respect to initial or variation margin for futures by the underlying funds are not deemed to be pledges of assets.


 2) Invest in companies for the purpose of exercising control or management.

INVESTMENT STRATEGIES AND RISKS
Restricted Securities
---------------------
Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They are sold only in a public offering with an effective registration statement or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security. If adverse market conditions were to develop during such a period, the Fund might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Directors.

Each of the Funds has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities up to 15% of its net assets (or, in the case of the Money Market Fund, 10%). The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.


Foreign Securities
------------------
Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of a Fund's assets is not invested and is earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility, or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to a Fund's investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political, and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Depositary Receipts
-------------------
Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

The Funds that may invest in foreign securities may invest in:
.. American Depositary Receipts ("ADRs") - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.
.. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs")
  - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.

Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.


Securities of Smaller Companies
-------------------------------
The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. Investors should therefore expect the net asset value of the Fund that invests a substantial portion of its assets in small company stocks may be more volatile than the shares of a Fund that invests solely in larger company stocks.

Unseasoned Issuers
------------------
The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the companies' growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Spread Transactions, Options on Securities and Securities Indices, and
----------------------------------------------------------------------
Futures Contracts and Options on Futures Contracts
--------------------------------------------------
The Funds (except the Principal LifeTime Funds) may each engage in the practices described under this heading.

.. Spread Transactions. Each Fund may purchase covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options can be used to protect each Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. The security covering the spread option is maintained in segregated accounts either with the Fund's custodian or on the Fund's records. The Funds do not consider a security covered by a spread option to be "pledged" as that term is used in the Fund's policy limiting the pledging or mortgaging of assets.

.. Options on Securities and Securities Indices. Each Fund may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Fund invests. The Funds may engage in these transactions to hedge against a decline in the value of securities owned or an increase in the price of securities which the Fund plans to purchase, or to generate additional revenue.

  . Writing Covered Call and Put Options. When a Fund writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When a Fund writes a put option, it gives the purchaser of the option the right to sell to the Fund a specific security at a specified price at any time before the option expires. In both situations, the Fund receives a premium from the purchaser of the option.


    The premium received by a Fund reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Fund if the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, a Fund assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.


    The Funds write only covered options and comply with applicable regulatory and exchange cover requirements. The Funds usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Fund deposits and maintains with its custodian or segregates on the Fund's records, cash, or other liquid assets with a value at least equal to the exercise price of the option.


    Once a Fund has written an option, it may terminate its obligation before the option is exercised. The Fund executes a closing transaction by purchasing an option of the same series as the option previously written. The Fund has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

  . Purchasing Call and Put Options. When a Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid, and transaction costs.


    When a Fund purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Fund is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.


    Once a Fund purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Fund has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

  . Options on Securities Indices. Each Fund may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Funds engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When a Fund writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

  . Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Funds generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If a Fund is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If a Fund is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.


.. Futures Contracts and Options on Futures Contracts. Each Fund may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts, and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission. Through the purchase and sale of futures contracts and related options, a Fund may seek to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. Each Fund may enter into futures contracts and related options transactions both for hedging and non-hedging purposes.

  . Futures Contracts. When a Fund sells a futures contract based on a financial instrument, the Fund is obligated to deliver that kind of instrument at a specified future time for a specified price. When a Fund purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Funds usually liquidate futures contracts on financial instruments, by entering into an offsetting transaction before the settlement date, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.


    A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).

    When an Fund purchases or sells a futures contract, it pays a commission to the futures commission merchant through which the Fund executes the transaction. When entering into a futures transaction, the Fund does not pay the execution price, as it does when it purchases a security, or a premium, as it does when it purchases an option. Instead, the Fund deposits an amount of cash or other liquid assets (generally about 5% of the futures contract amount) with its futures commission merchant. This amount is known as "initial margin." In contrast to the use of margin account to purchase securities, the Fund's deposit of initial margin does not constitute the borrowing of money to finance the transaction in the futures contract. The initial margin represents a good faith deposit that helps assure the Fund's performance of the transaction. The futures commission merchant returns the initial margin to the Fund upon termination of the futures contract if the Fund has satisfied all its contractual obligations.


    Subsequent payments to and from the futures commission merchant, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as "marking to market." The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Fund realizes a loss or gain.


    In using futures contracts, the Fund may seek to establish more certainly, than would otherwise be possible, the effective price of or rate of return on portfolio securities or securities that the Fund proposes to acquire. A Fund, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Fund's debt securities decline in value and thereby keeps the Fund's net asset value from declining as much as it otherwise would. A Fund may also sell futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When a Fund is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, a Fund may purchase futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

  . Options on Futures Contracts. The Funds may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.


    Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if a Fund anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.


    If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Fund is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.

    When a Fund writes an option on a futures contract, the premium paid by the purchaser is deposited with the Fund's custodian. The Fund must maintain with its futures commission merchant all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the futures commission merchant, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Fund if the option is exercised.

  . Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. A Fund's successful use of futures contracts is subject to the ability of the Sub-Advisor to predict correctly the factors affecting the market values of the Fund's portfolio securities. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Fund and the prices of those debt securities instead increases, the Fund loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Fund, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.


    Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Fund enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Fund continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio.


    Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

  . Limitations on the Use of Futures and Options on Futures Contracts. Each
    Fund intends to come within an exclusion from the definition of "commodity pool operator" provided by Commodity Futures Trading Commission regulations.


    Each Fund may enter into futures contracts and related options transactions, for hedging purposes and for other appropriate risk management purposes, and to modify the Fund's exposure to various currency, equity, or fixed-income markets. Each Fund may engage in speculative futures trading. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Fund determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. In pursuing traditional hedging activities, each Fund may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Fund owns. Each Fund may purchase futures contracts or calls on futures contracts to protect the Fund against an increase in the price of securities the Fund intends to purchase before it is in a position to do so.

    When a Fund purchases a futures contract, or purchases a call option on a futures contract, it segregates portfolio assets, which must be liquid and marked to the market daily, in a segregated account. The amount so segregated plus the amount of initial margin held for the account of its futures commission merchant equals the market value of the futures contract.


High-Yield/High-Risk Bonds
--------------------------
The Bond & Mortgage Securities, Equity Income I, High Yield, High Yield II, Income, Inflation Protection, MidCap Stock, Partners International, Partners MidCap Growth II, Short-Term Bond, Tax-Exempt Bond I, Ultra Short Bond, and West Coast Equity Funds each may invest a portion of its assets in bonds that are rated below investment grade (i.e., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.(commonly known as "junk bonds")). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. The Bond & Mortgage Securities, Equity Income I, Government & High Quality Bond, High Quality Intermediate-Term Bond, High Yield II, Income, MidCap Stock, Short-Term Bond, Short-Term Income, and West Coast Equity Funds may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. The Sub-Advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each Fund has with regard to high yield bonds unless the Sub-Advisor deems such securities to be the equivalent of investment grade bonds.

Mortgage- and Asset-Backed Securities
-------------------------------------
The yield characteristics of the mortgage- and asset-backed securities in which the Bond & Mortgage Securities, California Insured Intermediate Municipal, California Municipal, Equity Income I, Government & High Quality Bond, High Quality Intermediate-Term Bond, High Yield, High Yield II, Income, Inflation Protection, MidCap Stock, Mortgage Securities, Partners International, Preferred Securities, Short-Term Bond, Short-Term Income, Tax-Exempt Bond I, Ultra Short Bond, and West Coast Equity Funds, and each of the Strategic Asset Management Portfolios, may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Fund purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.


The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity, and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a collateralized mortgage obligation to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.

Real Estate Investment Trusts
-----------------------------
Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are not diversified, are dependent upon management skill, are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Zero-coupon securities
----------------------
The Funds may invest in zero-coupon securities. Zero-coupon securities have no stated interest rate and pay only the principal portion at a stated date in the future. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.

Securities Lending
------------------
All Funds may lend their portfolio securities. None of the Funds will lend its portfolio securities if as a result the aggregate of such loans made by the Fund would exceed the limits established by the 1940 Act. Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days' notice and that cash or other liquid assets equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Fund and is maintained each business day. While such securities are on loan, the borrower pays the Fund any income accruing thereon. The Fund may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Fund and its shareholders. A Fund pays reasonable administrative, custodial, and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. A Fund does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.

Short Sales
-----------
Each Fund, other than the Principal LifeTime Funds and the SAM Portfolios, may engage in "short sales against the box." This technique involves selling either a security owned by the Fund, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

Forward Foreign Currency Exchange Contracts
-------------------------------------------
The Funds may, but are not obligated to, enter into forward foreign currency exchange contracts. Currency transactions include forward currency contracts, exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.

The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which a Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, a Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.


A Fund segregates assets consisting of foreign securities denominated in or exposed to the currency for which the Fund has entered into forward contracts under the second circumstance, as set forth above, for the term of the forward contract. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.


Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country's economy. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.


Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and
-----------------------------------------------------------------------
Sale-Buybacks
-------------
The Funds may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to each Fund's limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Advisor.

A Fund may use reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash or appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.


A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.


A Fund's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund.


A Fund also may effect simultaneous purchase and sale transactions that are known as "sale-pullbacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.


Swap Agreements and Options on Swap Agreements
----------------------------------------------
Each Fund (except Money Market Fund) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements ("swap options").

A Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.


Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund's investment objectives and general investment policies, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.


A Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.


A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund (except Money Market Fund) may write (sell) and purchase put and call swap options. Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Manager or Sub-Advisor in accordance with procedures established by the Board of Directors, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.


Whether a Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of the Fund's Manager or Sub-Advisor to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that present minimal credit risks, as determined by the Fund's Manager or Sub-Advisor. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.


Liquidity. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid.


The liquidity of swap agreements will be determined by the Manager or Sub-Advisor based on various factors, including:
  . the frequency of trades and quotations, . the number of dealers and prospective purchasers in the marketplace, . dealer undertakings to make a market, . the nature of the security (including any demand or tender features), and . the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).

Such determination will govern whether a swap will be deemed to be within each Fund's restriction on investments in illiquid securities.

For purposes of applying the Funds' investment policies and restrictions (as stated in the Prospectuses and this Statement of Additional Information) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will value the swap at its notional amount. The manner in which the Funds value certain securities or other instruments for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

When-Issued, Delayed Delivery, and Forward Commitment Transactions
------------------------------------------------------------------
Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board of Directors, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.


When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery, or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Money Market Instruments/Temporary Defensive Position
-----------------------------------------------------
The Money Market Fund invests all of its available assets in money market instruments maturing in 397 days or less. In addition, all of the Funds may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity, or in adverse market conditions. Following are descriptions of the types of money market instruments that the Funds may purchase:

.. U.S. Government Securities - Securities issued or guaranteed by the U.S.
  government, including treasury bills, notes, and bonds.

.. U.S. Government Agency Securities - Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government.
  . U.S. agency obligations include, but are not limited to, the Bank for Cooperatives, Federal Home Loan Banks, and Federal Intermediate Credit Banks.
  . U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

  Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

.. Bank Obligations - Certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of the Sub-Advisor, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets that are insured by the Federal Savings and Loan Insurance Corporation. The Fund may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

  Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose a Fund to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation. A Fund only buys short-term instruments where the risks of adverse governmental action are believed by the Sub-Advisor to be minimal. A Fund considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund. A Fund may invest in certificates of deposit of selected banks having less than one billion dollars of assets providing the certificates do not exceed the level of insurance (currently $100,000) provided by the applicable government agency.


  A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, a Fund occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers' acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer, or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

.. Commercial Paper - Short-term promissory notes issued by U.S. or foreign corporations.


.. Short-term Corporate Debt - Corporate notes, bonds, and debentures that at the time of purchase have 397 days or less remaining to maturity.


.. Repurchase Agreements - Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.


.. Taxable Municipal Obligations - Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.


The ratings of nationally recognized statistical rating organization ("NRSRO"), such as Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's ("S&P"), which are described in Appendix A, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody's and S&P, are the initial criteria for selection of portfolio investments, but the Sub-Advisor further evaluates these securities.


Municipal Obligations
---------------------
The California Insured Intermediate Municipal, California Municipal, and Tax-Exempt Bond I Funds (the "Municipal Funds") can invest in "Municipal Obligations." Municipal Obligations are obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including municipal utilities, or multi-state agencies or authorities. The interest on Municipal Obligations is exempt from federal income tax in the opinion of bond counsel to the issuer. Three major classifications of Municipal Obligations are: Municipal Bonds, that generally have a maturity at the time of issue of one year or more; Municipal Notes, that generally have a maturity at the time of issue of six months to three years; and Municipal Commercial Paper, that generally has a maturity at the time of issue of 30 to 270 days.

The term "Municipal Obligations" includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and electric utilities. Other public purposes for which Municipal Obligations are issued include refunding outstanding obligations, obtaining funds for general operating expenses, and lending such funds to other public institutions and facilities.



AMT-SUBJECT BONDS . Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. They are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer, even though the interest may be subject to the federal alternative minimum tax.


.. Municipal Bonds. Municipal Bonds may be either "general obligation" or
  "revenue" issues. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source (e.g., the user of the facilities being financed), but not from the general taxing power. Industrial development bonds and pollution control bonds in most cases are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality. The payment of the principal and interest on industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Fund may also invest in "moral obligation" bonds that are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

.. Municipal Notes. Municipal Notes usually are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes, or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer's receipt of the anticipated revenues. Other notes include
  "Construction Loan Notes" issued to provide construction financing for specific projects, and "Bank Notes" issued by local governmental bodies and agencies to commercial banks as evidence of borrowings. Some notes ("Project Notes") are issued by local agencies under a program administered by the U.S. Department of Housing and Urban Development. Project Notes are secured by the full faith and credit of the United States.

  . Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

  . Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

  . Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

  . Construction Loan Notes are issued to provide construction financing for specific projects. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment by the Government National Mortgage Association ("GNMA") to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. The Tax-Exempt Bond I, California Municipal, and California Insured Intermediate Municipal Funds will only purchase construction loan notes that are subject to GNMA or bank purchase commitments.

  . Bank Notes are notes issued by local governmental bodies and agencies such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working-capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

  . Municipal Commercial Paper. Municipal Commercial Paper refers to short-term obligations of municipalities that may be issued at a discount and may be referred to as Short-term Discount Notes. Municipal Commercial Paper is likely to be used to meet seasonal working capital needs of a municipality or interim construction financing. Generally they are repaid from general revenues of the municipality or refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

  . Variable and Floating Rate Obligations. Certain Municipal Obligations, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and debt instruments issued by domestic banks or corporations may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market index. Variable rate notes are adjusted to current interest rate levels at certain specified times, such as every 30 days. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate or specified interest rate indices. Typically such instruments carry demand features permitting the Fund to redeem at par.

    The Fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the Fund elects to redeem the instrument and the date redemption proceeds are due which affects the ability of the issuer to pay the instrument at par value. The Sub-Advisor monitors on an ongoing basis the pricing, quality, and liquidity of such instruments and similarly monitors the ability of an issuer of a demand instrument, including those supported by bank letters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the Fund treats the maturity of each variable rate demand obligation as the longer of
    a) the notice period required before the Fund is entitled to payment of the principal amount through demand or b) the period remaining until the next interest rate adjustment. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.


    The Fund may purchase participation interests in variable rate Municipal Obligations (such as industrial development bonds). A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that its participation interest bears to the total principal amount of the Municipal Obligation. The Fund has the right to demand payment on seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the Fund.

  . Stand-By Commitments. The Municipal Funds may acquire stand-by commitments with respect to municipal obligations held in their respective portfolios. Under a stand-by commitment, a broker-dealer, dealer, or bank would agree to purchase, at the relevant Funds' option, a specified municipal security at a specified price. Thus, a stand-by commitment may be viewed as the equivalent of a put option acquired by a Fund with respect to a particular municipal security held in the Fund's portfolio.


    The amount payable to a Fund upon its exercise of a stand-by commitment normally would be (1) the acquisition cost of the municipal security (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus, (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances, the Fund would value the underlying municipal security at amortized cost. As a result, the amount payable by the broker-dealer, dealer or bank during the time a stand-by commitment is exercisable would be substantially the same as the value of the underlying municipal obligation.


    A Fund's right to exercise a stand-by commitment would be unconditional and unqualified. Although a Fund could not transfer a stand-by commitment, it could sell the underlying municipal security to a third party at any time. It is expected that stand-by commitments generally will be available to the Funds without the payment of any direct or indirect consideration. The Funds may, however, pay for stand-by commitments if such action is deemed necessary. In any event, the total amount paid for outstanding stand-by commitments held in a Fund's portfolio would not exceed 0.50% of the value of a Fund's total assets calculated immediately after each stand-by commitment is acquired.


    The Funds intend to enter into stand-by commitments only with broker-dealers, dealers, or banks that their Sub-Advisors believe present minimum credit risks. A Fund's ability to exercise a stand-by commitment will depend upon the ability of the issuing institution to pay for the underlying securities at the time the stand-by commitment is exercised. The credit of each institution issuing a stand-by commitment to a Fund will be evaluated on an ongoing basis by the Sub-Advisor.

    A Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its right thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying municipal security. Each stand-by commitment will be valued at zero in determining net asset value. Should a Fund pay directly or indirectly for a stand-by commitment, its costs will be reflected in realized gain or loss when the commitment is exercised or expires. The maturity of a municipal security purchased by a Fund will not be considered shortened by any stand-by commitment to which the obligation is subject. Thus, stand-by commitments will not affect the dollar-weighted average maturity of a Fund's portfolio.

  . Other Municipal Obligations. Other kinds of Municipal Obligations are occasionally available in the marketplace, and the Fund may invest in such other kinds of obligations to the extent consistent with its investment objective and limitations. Such obligations may be issued for different purposes and with different security than those mentioned above.

  . Risks of Municipal Obligations. The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The Fund's ability to achieve its investment objective also depends on the continuing ability of the issuers of the Municipal Obligations in which it invests to meet their obligation for the payment of interest and principal when due.


    Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act. They are also subject to federal or state laws, if any, which extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations or upon municipalities to levy taxes. The power or ability of issuers to pay, when due, principal of and interest on Municipal Obligations may also be materially affected by the results of litigation or other conditions.


    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. It may be expected that similar proposals will be introduced in the future. If such a proposal was enacted, the ability of the Fund to pay "exempt interest" dividends may be adversely affected. The Fund would reevaluate its investment objective and policies and consider changes in its structure.


Special Considerations Relating to California Municipal Obligations
-------------------------------------------------------------------
The California Insured Intermediate Municipal Fund and the California Municipal Fund concentrate their investments in California municipal obligations, and therefore may be significantly impacted by political, economic, or regulatory developments that affect issuers in California and their ability to pay principal and interest on their obligations. The ability of issuers to pay interest on, and repay principal of, California municipal obligations may be affected by (1) amendments to the California Constitution and related statutes that limit the taxing and spending authority of California government entities,
(2) voter initiatives, (3) a wide variety of California laws and regulations, including laws related to the operation of health care institutions and laws related to secured interests in real property, and (4) the general financial condition of the State of California and the California economy.

Insurance
---------
The insured municipal obligations in which the California Insured Intermediate Municipal Fund will invest and the other Municipal Funds may invest are insured under insurance policies that relate to the specific municipal obligation in question and that are issued by an insurer having a claims-paying ability rated AAA by S&P or Aaa by Moody's. This insurance is generally non-cancelable and will continue in force so long as the municipal obligations are outstanding and the insurer remains in business.

The insured municipal obligations are generally insured as to the scheduled payment of all installments of principal and interest as they fall due. The insurance covers only credit risk and therefore does not guarantee the market value of the obligations in a Fund's investment portfolio or a Fund's NAV. The Fund's NAV will continue to fluctuate in response to fluctuations in interest rates. A Fund's investment policy requiring investment in insured municipal obligations will not affect the Fund's ability to hold its assets in cash or to invest in escrow-secured and defeased bonds or in certain short-term tax-exempt obligations, or affect its ability to invest in uninsured taxable obligations for temporary or liquidity purposes or on a defensive basis.


Taxable Investments of the Municipal Funds
------------------------------------------
Each of the Municipal Funds may invest a portion of its assets, as described in the prospectus, in taxable short-term investments consisting of: Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, domestic bank certificates of deposit and bankers' acceptances, short-term corporate debt securities such as commercial paper, and repurchase agreements ("Taxable Investments"). These investments must have a stated maturity of one year or less at the time of purchase and must meet the following standards: banks must have assets of at least $1 billion; commercial paper must be rated at least "A" by S&P or "Prime" by Moody's or, if not rated, must be issued by companies having an outstanding debt issue rated at least "A" by S&P or Moody's; corporate bonds and debentures must be rated at least "A" by S&P or Moody's. Interest earned from Taxable Investments is taxable to investors. When, in the opinion of the Fund's Manager, it is advisable to maintain a temporary "defensive" posture, each Municipal Fund may invest without limitation in Taxable Investments. At other times, Taxable Investments, Municipal Obligations that do not meet the quality standards required for the 80% portion of the portfolio and Municipal Obligations the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax will not exceed 20% of the Fund's total assets.

Other Investment Companies
--------------------------
Each Fund reserves the right to invest up to 10% of its total assets in the securities of all investment companies, but may not acquire more than 3% of the voting securities of, nor invest more than 5% of its total assets in securities of, any other investment company. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, various exchange-traded funds ("ETFs"), and other open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves substantially the same risks as investing directly in the underlying instruments. In addition, ETFs involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments.

As a shareholder in an investment company, an Fund would bear its ratable share of that entity's expenses, including its advisory and administrative fees. The Fund would also continue to pay its own advisory fees and other expenses. Consequently, the Fund and its shareholders, in effect, will be absorbing two levels of fees with respect to investments in other investment companies.

INDUSTRY CONCENTRATIONS
Each of the Principal LifeTime Funds and Strategic Asset Management Portfolios concentrates its investments in the mutual fund industry.

Each of the other Funds, except Preferred Securities and Real Estate Securities, may not concentrate (invest more than 25% of its assets) its investments in any particular industry. The LargeCap S&P 500 Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds may concentrate their investments in a particular industry only to the extent that the relevant indices are so concentrated. The International Growth Fund, Partners LargeCap Growth Fund, Partners LargeCap Growth Fund II, Partners LargeCap Value Fund I, Partners LargeCap Value Fund II, Partners MidCap Growth Fund II, Partners SmallCap Growth Fund II, Partners SmallCap Value Fund II and each of the funds sub-advised by Edge Asset Management, Inc. use the industry groups of Global Industry Classification Standard (GICS/(R)/). The other Funds use industry classifications based on the "Directory of Companies Filing Annual Reports with the Securities and Exchange Commission ("SEC")." The Funds interpret their policy with respect to concentration in a particular industry to apply to direct investments in the securities of issuers in a particular industry. For purposes of this restriction, mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to the Funds' industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, or any asset-backed securities, and municipal obligations issued by government or political subdivisions of governments, the Funds take the position that such securities do not represent interests in any particular "industry" or group of industries.


PORTFOLIO TURNOVER
Portfolio turnover is a measure of how frequently a portfolio's securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio's purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.

It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.


Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio's holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.


Higher portfolio turnover rates generally increase transaction costs that are expenses of the Account. Active trading may generate short-term gains (losses) for taxable shareholders.


The following Funds had significant variation in portfolio turnover rates over the two most recently completed fiscal years:
.. Diversified International (2006 - 107.5%; 2005 - 202.7%): In 2005, the PIF
  Diversified International Fund acquired the assets of the Principal International Fund and Principal International SmallCap Fund. The management approach remains consistent and thus the current turnover is in-line with historical standards.
.. Equity Income I (2006 - 81.0%; 2005 - 32.0%) The Fund experienced a higher turnover due to portfolio repositioning and the purchase of additional largecap, value-and yield-oriented securities.
.. Government & High Quality Bond (2006 - 271.5%; 2005 - 542.3%): The Fund experienced lower turnover as market conditions warranted less need for portfolio repositioning. The management approach remains consistent and thus turnover levels may increase as conditions change going forward.
.. LargeCap Value (2006 - 92.8%; 2005 - 181.1%): The Fund experienced lower turnover as market conditions warranted less need for portfolio repositioning. The management approach remains consistent and thus turnover levels may increase as conditions change going forward.
.. MidCap Blend (2006 - 43.4%; 2005 - 133.8%): In 2005, the PIF MidCap Blend Fund acquired the assets of the Principal MidCap Fund, Inc. and larger sales due to the asset size drove the portfolio turnover higher. The management approach remains consistent and thus current turnover is in-line with historical standards.
.. Short-Term Bond (2006 - 49.1%; 2005 - 110.8%): The Fund experienced lower turnover as market conditions warranted less need for portfolio repositioning. The management approach remains consistent and thus turnover levels may increase as conditions change going forward.

MANAGEMENT


BOARD OF DIRECTORS
Under Maryland law, the Board of Directors of the Fund is responsible for overseeing the management of the Fund's business and affairs. The Board meets several times during the year to fulfill this responsibility. Other than serving as Directors, most of the Board members have no affiliation with the Fund or its service providers. Each Director serves until a successor is duly qualified and elected.

MANAGEMENT INFORMATION
The following table presents certain information regarding the Directors of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. In addition, the table includes information concerning other directorships held by each Director in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act. Information is listed separately for those Directors who are "interested persons" (as defined in the 1940 Act) of the Fund (the "Interested Directors") and those Directors who are not interested persons of the Fund (the "Independent Directors"). All Directors serve as directors for each of the two investment companies (with a total of 108 portfolios) sponsored by Principal Life: the Fund and the Principal Variable Contracts Fund, Inc. (collectively, the "Fund Complex").

Each officer of the Fund has the same position with the Principal Variable Contracts Fund, Inc.

 The following directors are considered to be Independent Directors.
 -------------------------------------------------------------------

                                                                                                 NUMBER
                                                                                                   OF
                                                                                               PORTFOLIOS
                                                                                                IN FUND             OTHER
                                                                                                COMPLEX         DIRECTORSHIPS
                                                                                                OVERSEEN             HELD
NAME, ADDRESS, AND      POSITION(S) HELD WITH    LENGTH OF       PRINCIPAL OCCUPATION(S)           BY                 BY
YEAR OF BIRTH           FUND                    TIME SERVED        DURING PAST 5 YEARS          DIRECTOR           DIRECTOR
------------------      ---------------------   -----------      -----------------------       ----------       -------------
Elizabeth Ballantine    Director                Since 2004   Principal, EBA Associates            109       The McClatchy Company
1113 Basil Road         Member Audit and                     (consulting and investments)
McLean, Virginia        Nominating Committee
1948

Kristianne Blake        Director                Since 2006   President, Kristianne Gates          109         Avista Corporation;
1201 Third Avenue, 8th  Member Audit and                     Blake, P.S. (CPA specializing in                 Russell Investment
Floor                   Nominating Committee                 personal financial and tax                            Company*
Seattle, WA                                                  planning)                                        Russell Investment
1954                                                                                                                Funds*


Richard W. Gilbert      Director                Since 2000   President, Gilbert                   109               Calamos
5040 Arbor Lane, #302   Member Audit and                     Communications, Inc.                                   Asset
Northfield, Illinois    Nominating Committee                 (management advisory services)                      Management,
1940                                                                                                                 Inc.

Mark A. Grimmett        Director                Since 2004   Executive Vice President and         109
6310 Deerfield Avenue   Member Audit and                     CFO, Merle Norman Cosmetics,                            None
San Gabriel,            Nominating Committee                 Inc.
California                                                   (manufacturer and distributor of
1960                                                         skin care products)

Fritz S. Hirsch         Director                Since 2005   President and CEO, Sassy, Inc.       109                None
Suite 203               Member Audit and                     (manufacturer of infant and
2101 Waukegan Road      Nominating                           juvenile products)
Bannockburn, Illinois   Committee
1951

William C. Kimball      Director                Since 2000   Retired. Formerly, Chairman and      109       Casey's General Store,
3094 104th              Member Audit and                     CEO, Medicap Pharmacies, Inc.                           Inc.
Urbandale, Iowa         Nominating Committee                 (chain of retail pharmacies)
1947

Barbara A. Lukavsky     Director                Since 1993   President and CEO, Barbican          109
100 Market, #317        Member Audit and                     Enterprises, Inc.                                       None
Des Moines, Iowa        Nominating Committee                 (holding company for franchises
1940                    Member Executive                     in the cosmetics industry)
                        Committee

Daniel Pavelich         Director                Since 2006   Retired. Formerly, Chairman and      109       Catalytic Inc.; Vaagen
1201 Third Avenue, 8th  Member Audit and                     CEO of BDO Seidman (tax,                         Bros. Lumber, Inc.
Floor                   Nominating Committee                 accounting and financial
Seattle, WA                                                  consulting services)
1944

Richard Yancey          Director                Since 2006   Retired. Formerly, Managing          109      AdMedia Partners, Inc.;
42 Monroe Place         Member Audit and                     Director of Dillon Read & Co.                     Czech and Slovak
Brooklyn, NY            Nominating Committee                 (an investment bank, now part of              American Enterprise Fund
1926                                                         UBS)
* The PIF Funds and the funds of Russell Investment Funds and Russell Investment Company have one or more common sub-advisors.

The following directors are considered to be Interested Directors because they are affiliated persons of Principal Management Corporation (the "Manager"); Principal Funds Distributor, Inc. (the "Distributor"), the Fund's principal underwriter for Class A, Class B, and Class C shares; or Princor Financial Services Corporation ("Princor"), the Fund's principal underwriter for Institutional Class, Class J, Advisors Select, Advisors Signature, Advisors Preferred, Select, and Preferred share classes.


The address for the Distributor is as follows:
 1201 Third Ave., 8th Floor
 Seattle, Washington 98101

The address for Princor is as follows:
 711 High Street
 Des Moines, Iowa 50392-2080

                                                                                                          NUMBER
                                                                                                            OF
                                                                                                        PORTFOLIOS
                                                                                                         IN FUND         OTHER
                                                                                                         COMPLEX     DIRECTORSHIPS
                                                                 POSITIONS WITH THE MANAGER AND ITS      OVERSEEN        HELD
NAME, ADDRESS AND       POSITION(S) HELD WITH     LENGTH OF     AFFILIATES; PRINCIPAL OCCUPATION(S)         BY            BY
YEAR OF BIRTH           FUND                     TIME SERVED            DURING PAST 5 YEARS              DIRECTOR      DIRECTOR
-----------------       ---------------------    -----------    -----------------------------------     ----------   -------------
Ralph C. Eucher         Director                  Since 1999  Director and President, the Manager          109
711 High Street         President and Chief                   since 1999. Director, the Distributor                      None
Des Moines, Iowa 50392  Executive                             since 2007. Director, Princor since
1952                    Officer                               1999. President, Princor 1999-2005.
                        Member Executive                      Senior Vice President, Principal Life,
                        Committee                             since 2002. Prior thereto, Vice
                                                              President.

William G. Papesh       Director                 Since 2006   President and CEO of WM Group of Funds;      109           None
1201 Third Avenue, 8th                                        President and Director of Edge Asset
Floor                                                         Management, Inc.
Seattle, WA
1943

Larry D. Zimpleman      Director                  Since 2001  Chairman and Director, the Manager           109           None
711 High Street         Chairman of the Board                 and Princor since 2001. President and
Des Moines, Iowa 50392  Member Executive                      Chief Operating Officer, Principal Life
1951                    Committee                             since 2006. President, Retirement and
                                                              Investor Services, Principal Financial
                                                              Group, Inc. 2003-2006. Executive Vice
                                                              President, 2001-2003, and prior thereto,
                                                              Senior Vice President, Principal Life.



Officers of the Fund
--------------------

The following table presents certain information regarding the officers of the
------------------------------------------------------------------------------
Fund, including their principal occupations which, unless specific dates are
----------------------------------------------------------------------------
shown, are of more than five years duration. Officers serve at the pleasure of
------------------------------------------------------------------------------
the Board of Directors.
-----------------------

  NAME, ADDRESS AND      POSITION(S) HELD WITH      PRINCIPAL OCCUPATION(S)
    YEAR OF BIRTH                FUND                 DURING PAST 5 YEARS
  -----------------      ---------------------      -----------------------
Craig L. Bassett        Treasurer (since 1993)    Vice President and Treasurer,
711 High Street                                   Principal Life
Des Moines, Iowa
 50392
1952

Michael J. Beer         Executive Vice            Executive Vice President and
711 High Street         President                 Chief Operating Officer, the
Des Moines, Iowa        (since 1993)              Manager; Executive Vice
 50392                                            President, the Distributor,
1961                                              since 2007; President,
                                                  Princor, since 2005

Randy L. Bergstrom      Assistant Tax Counsel     Counsel, Principal Life
711 High Street         (since 2005)
Des Moines, Iowa
 50392
1955

David J. Brown          Chief Compliance          Vice President, Product &
711 High Street         Officer                   Distribution Compliance,
Des Moines, Iowa        (since 2004)              Principal Life; Senior Vice
 50392                                            President, the Manager, since
1960                                              2004; Senior Vice President,
                                                  the Distributor, since 2007,
                                                  Second Vice President,
                                                  Princor, since 2003, and
                                                  prior thereto, Vice
                                                  President, the Manager and
                                                  Princor

Jill R. Brown           Vice President and        Second Vice President,
711 High Street         Chief Financial Officer   Principal Financial Group and
Des Moines, Iowa        (since 2003)              Senior Vice President, the
 50392                                            Manager and Princor, since
1967                                              2006, Chief Financial
                                                  Officer, Princor since 2003,
                                                  Vice President, Princor
                                                  2003-2006. Senior Vice
                                                  President and Chief Financial
                                                  Officer, the Distributor,
                                                  since 2007; prior therto,
                                                  Assistant Financial
                                                  Controller, Principal Life

Steve Gallaher          Assistant Counsel         Second Vice President and
711 High Street         (since 2006)              Counsel, Principal Life since
Des Moines, Iowa 50392                            2006; Self-Employed Writer in
1955                                              2005; 2004 and prior thereto
                                                  Senior Vice President and
                                                  Counsel of Principal
                                                  Residential Mortgage, Inc.

Ernest H. Gillum        Vice President and        Vice President and Chief
711 High Street         Assistant Secretary       Compliance Officer, the
Des Moines, Iowa        (since 1993)              Manager, since 2004, and
 50392                                            prior thereto, Vice
1955                                              President, Compliance and
                                                  Product Development, the
                                                  Manager

Patrick A. Kirchner     Assistant Counsel         Counsel, Principal Life
711 High Street         (since 2002)
Des Moines, Iowa
 50392
1960

Carolyn F. Kolks        Assistant Tax Counsel     Counsel, Principal Life,
711 High Street         (since 2005)              since 2003 and prior thereto,
Des Moines, Iowa                                  Attorney
 50392
1962

Sarah J. Pitts          Assistant Counsel         Counsel, Principal Life
711 High Street         (since 2000)
Des Moines, Iowa
 50392
1945

Layne A. Rasmussen      Vice President and        Vice President and Controller
711 High Street         Controller                - Mutual Funds, the Manager
Des Moines, Iowa        (since 2000)
 50392
1958

Michael D. Roughton     Counsel                   Vice President and Senior
711 High Street         (since 1993)              Securities Counsel, Principal
Des Moines, Iowa                                  Financial Group, Inc.; Senior
 50392                                            Vice President and Counsel,
1951                                              the Manager, the Distributor
                                                  and Princor; and Counsel,
                                                  Principal Global

Adam U. Shaikh          Assistant Counsel         Counsel, Principal Life,
711 High Street         (since 2006)              since 2006. Prior thereto,
Des Moines, Iowa 50392                            practicing attorney.
1972

Dan Westholm            Assistant Treasurer       Director Treasury, since
711 High Street         (since 2006)              2003. Prior thereto,
Des Moines, Iowa                                  Assistant Treasurer.
 50392
1966

 BOARD COMMITTEES . The Fund's board has an Audit and Nominating Committee and an Executive Committee. Committee members are identified above. All of the members of the Audit and Nominating Committee are Independent Directors. During the last fiscal year, the Audit and Nominating Committee met four times.

The auditing functions of the Audit and Nominating Committee include: (1) appointing, compensating, and conducting oversight of the work of the independent auditors; (2) reviewing the scope and approach of the proposed audit plan and the audit procedures to be performed; (3) ensuring the objectivity of the internal auditors and the independence of the independent auditors; and (4) establishing and maintaining procedures for the handling of complaints received regarding accounting, internal controls, and auditing. In addition, the committee meets with the independent and internal auditors to discuss the results of the audits and reports to the full Board of the Fund. The committee also receives reports about accounting and financial matters affecting the Fund.

The nominating functions of the Audit and Nominating Committee include selecting and nominating all candidates who are not "interested persons" of the Fund (as defined in the 1940 Act) for election to the Board. Generally, the committee requests director nominee suggestions from the committee members and management. In addition, the committee will consider director candidates recommended by shareholders of the Fund. Recommendations should be submitted in writing to Principal Investors Fund, Inc. at 680 8th Street, Des Moines, Iowa 50392-2080. The committee has not established any specific minimum qualifications for nominees. When evaluating a person as a potential nominee to serve as an independent director, the committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director. The committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees.


The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board. During the year ended October 31, 2006, the committee met once.


The following tables set forth the aggregate dollar range of the equity securities of the mutual funds within the Fund Complex which were beneficially owned by the Directors as of December 31, 2006. The Fund Complex currently includes the separate series of the Fund and of Principal Variable Contracts Fund, Inc.


For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only the Directors who are "interested persons" are eligible to participate in an employee benefit program which invests in Principal Investors Fund. Directors who beneficially owned shares of the series of the Fund did so through variable life insurance and variable annuity contracts issued by Principal Life. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:

INDEPENDENT DIRECTORS (NOT CONSIDERED TO BE "INTERESTED PERSONS")

Independent directors Kristianne Blake, Daniel Pavelich, and Richard Yancey, who began serving as directors of the Fund on January 16, 2007, did not own shares of any of the funds as of December 31, 2006.

A  $0
B  $1 up to and including $10,000
C  $10,001 up to and including $50,000
D  $50,001 up to and including $100,000
E  $100,001 or more

 PRINCIPAL INVESTORS FUND                BALLANTINE  GILBERT  GRIMMETT  HIRSCH  KIMBALL   LUKAVSKY
 ------------------------                ----------  -------  --------  ------  -------   --------
Bond & Mortgage Securities                   A          D        C        A        A         A
Disciplined LargeCap Blend                   A          B        A        A        A         A
Diversified International                    C          D        A        A        A         A
Government & High Quality Bond               A          B        C        A        A         A
Inflation Protection                         A          A        C        A        A         A
International Emerging Markets               C          A        A        A        A         A
LargeCap Growth                              A          D        A        A        A         A
LargeCap Value                               A          C        A        A        A         A
MidCap Blend                                 A          D        C        A        A         A
Money Market                                 A          B        C        A        A         D
Partners LargeCap Blend I                    A          B        C        A        A         A
Partners LargeCap Value                      C          A        A        A        A         A
Partners MidCap Value                        A          A        A        A        D         A
Preferred Securities                         A          A        A        A        D         A
Principal LifeTime 2010                      A          A        C        A        A         A
Principal LifeTime 2050                      A          A        A        E        A         A
Real Estate Securities                       C          A        C        A        E         A
Short-Term Bond                              A          A        A        A        A         A
SmallCap Blend                               A          A        C        A        A         A
Ultra Short Bond                             A          A        C        A        A         A

  TOTAL FUND COMPLEX                         E          E        E        E        E         D


DIRECTORS CONSIDERED TO BE "INTERESTED PERSONS"

William G. Papesh, who began serving as a director on January 16, 2007, did not own shares of any of the funds as of December 31, 2006.

A  $0
B  $1 up to and including $10,000
C  $10,001 up to and including $50,000
D  $50,001 up to and including $100,000
E  $100,001 or more
                                                     RALPH C.       LARRY D.
 PRINCIPAL INVESTORS FUND                             EUCHER        ZIMPLEMAN
 ------------------------                             ------        ---------
Bond & Mortgage Securities                               A              A
Disciplined LargeCap Blend                               C              A
Diversified International                                E              A
Government & High Quality Bond                           C              A
LargeCap Growth                                          D              A
LargeCap S&P 500 Index                                   E              A
LargeCap Value                                           A              A
MidCap Blend                                             E              A
Money Market                                             D              A
Partners LargeCap Blend                                  E              A
Partners LargeCap Blend I                                C              A
Partners LargeCap Growth I                               C              A
Partners LargeCap Growth II                              C              A
Partners LargeCap Value                                  E              A
Partners MidCap Growth                                   A              A
Real Estate Securities                                   A              A
Short-Term Bond                                          A              A
 PRINCIPAL INVESTORS FUND (THROUGH PARTICIPATION IN AN EMPLOYEE
 BENEFIT PLAN)
Bond & Mortgage Securities                               C              A
Diversified International                                A              A
Government & High Quality Bond                           C              A
International Emerging Markets                           A              A
LargeCap Growth                                          D              A
LargeCap S&P 500 Index                                   A              A
LargeCap Value                                           D              A
MidCap Blend                                             C              A
Partners LargeCap Blend I                                A              A
Partners LargeCap Growth I                               A              A
Partners LargeCap Value                                  A              A
Partners MidCap Growth                                   A              A
Principal LifeTime 2020                                  A              E
Principal LifeTime Strategic Income                      A              A
Real Estate Securities                                   A              A
SmallCap S&P 600 Index                                   E              A

  TOTAL FUND COMPLEX                                     E              E

COMPENSATION . The Fund does not pay any remuneration to its Directors who are employed by the Manager or its affiliates or to its officers who are furnished to the Fund by the Manager and its affiliates pursuant to the Management Agreement. Each Director who is not an "interested person" received compensation for service as a member of the Boards of all investment companies sponsored by Principal Life based on a schedule that takes into account an annual retainer amount and the number of meetings attended. These fees and expenses are divided among the funds and portfolios based on their relative net assets.


The following table provides information regarding the compensation received by the Independent Directors from the Fund and the from the Fund Complex during the fiscal year ended October 31, 2006. On that date, there were 2 funds (with a total of 110 portfolios in the Fund Complex). The Fund does not provide retirement benefits to any of the Directors.

       DIRECTOR                  THE FUND                    FUND COMPLEX
       --------                  --------                    ------------
                        $                           $
 Elizabeth Ballantine   51,802                      81,000
 Kristianne Blake*      $0                          $0
                        $                           $
 Fritz Hirsch           52,442                      82,000
                        $                           $
 Richard W. Gilbert     52,442                      82,000
                        $                           $
 Mark A. Grimmett       60,116                      94,000
                        $                           $
 William C. Kimball     52,442                      82,000
                        $                           $
 Barbara A. Lukavsky    52,442                      82,000
 Daniel Pavelich*       $0                          $0
 Richard Yancey*        $0                          $0

 * Not elected as a Director until January 16, 2006.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of March 15, 2007, the Officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of any Class of any of the Funds.

The following table shows as of March 15, 2007 the percentage of the outstanding shares of each of the Funds owned of record or beneficially by Principal Life, either directly or through subsidiaries. Principal Life and its subsidiaries own all of these shares both of record and beneficially, except as otherwise indicated. The ultimate parent of Principal Life is Principal Financial Group, Inc.

                                                     % OF OUTSTANDING
         FUND                                          SHARES OWNED
         ----                                        ----------------
         Bond & Mortgage Securities                        0.12%
         California Insured Intermediate Municipal         0.00
         California Municipal                              0.00
         Disciplined LargeCap Blend                        0.00
         Diversified International                         2.36
         Equity Income I                                   0.00
         Government & High Quality Bond                    0.01
         High Quality Intermediate-Term Bond               0.00
         High Yield                                        0.00
         High Yield II                                     0.00
         Income                                            0.00
         Inflation Protection                              0.00
         International Emerging Markets                    0.00
         International Growth                              0.00
         LargeCap Growth                                   1.80
         LargeCap S&P 500 Index                            0.00
         LargeCap Value                                   10.83
         MidCap Blend                                      0.00
         MidCap Growth                                     0.09
         MidCap Stock                                      0.00
         MidCap S&P 400 Index                              0.00
         MidCap Value                                      0.01
         Money Market                                      1.14
         Mortgage Securities                               0.00
         Partners Global Equity                           23.84
         Partners International                            0.00
         Partners LargeCap Blend                           0.00
         Partners LargeCap Blend I                         0.00
         Partners LargeCap Growth I                        0.00
         Partners LargeCap Growth II                       0.01
         Partners LargeCap Value                           0.00
         Partners LargeCap Value I                         0.00
         Partners LargeCap Value II                        0.00
         Partners MidCap Growth                            0.00
         Partners MidCap Growth I                          0.00
         Partners MidCap Growth II                         0.00
         Partners MidCap Value                             0.00
         Partners MidCap Value I                           0.00
         Partners SmallCap Blend                           0.00
         Partners SmallCap Growth I                        0.00
         Partners SmallCap Growth II                       0.00
         Partners SmallCap Growth III                      0.00
         Partners SmallCap Value                           0.00
         Partners SmallCap Value I                         0.00
         Partners SmallCap Value II                        0.00
         Preferred Securities                              0.01
         Principal LifeTime 2010                           0.00
         Principal LifeTime 2020                           0.00
         Principal LifeTime 2030                           0.00
         Principal LifeTime 2040                           0.00
         Principal LifeTime 2050                           0.00
         Principal Lifetime Strategic Income               0.00
         Real Estate Securities                            0.00
         SAM Balanced Portfolio                            0.00
         SAM Conservative Balanced Portfolio               0.01
         SAM Conservative Growth Portfolio                 0.00
         SAM Flexible Income Portfolio                     0.01
         SAM Strategic Growth Portfolio                    0.00
         Short-Term Bond                                   1.46
         Short-Term Income                                 0.00
         SmallCap Blend                                   11.08
         SmallCap Growth                                   0.01
         SmallCap S&P 600 Index                            0.00
         SmallCap Value                                    0.00
         Tax-Exempt Bond I                                 0.00
         Ultra Short Bond                                  0.02
         West Coast Equity                                 0.00

The Directors and Officers of the Fund, member companies of the Principal Financial Group, and certain other persons may purchase shares of the Funds without the payment of any sales charge. The sales charge is waived on these transactions because there are either no distribution costs or only minimal distribution costs associated with the transactions. For a description of the persons entitled to a waiver of sales charge in connection with their purchase of shares of the Funds, see the discussion of the waiver of sales charges under the caption "The Costs of Investing" in the prospectus for the Class A, B, and C shares.


As of March 22, 2007, each of the following owned more than 25% of the voting securities of the specified Funds:

          SHAREHOLDER                                              PERCENTAGE
           OF RECORD                          FUND                OF OWNERSHIP
          -----------                         ----                ------------
                                  Bond & Mortgage Securities
 Principal LifeTime 2020 Fund     Fund                               25.1%
 Principal Life Insurance Co      High Yield Fund                    94.3
 Principal Life Insurance Co      Inflation Protection Fund          57.6
 Principal Life Insurance Co      International Growth Fund          32.3
 Principal Life Insurance Co      Partners Global Equity Fund        60.4
 Principal Life Insurance Co      Partners International Fund        61.6
 Principal Life Insurance Co      Partner LargeCap Blend Fund        59.3
                                  Partners LargeCap Growth Fund
 Principal Life Insurance Co      I                                  56.9
                                  Partners LargeCap Growth Fund
 Principal Life Insurance Co      II                                 87.5
 Principal Life Insurance Co      Partners LargeCap Value Fund       66.4
                                  Partners LargeCap Value Fund
 Principal Life Insurance Co      I                                  64.7
                                  Partners LargeCap Value Fund
 Principal Life Insurance Co      II                                 97.6
 Principal Life Insurance Co      Partners MidCap Growth Fund        53.5
 Principal Life Insurance Co      Partners MidCap Growth Fund I      97.0
                                  Partners MidCap Growth Fund
 Principal Life Insurance Co      II                                 94.7
 Principal Life Insurance Co      Partners MidCap Value Fund         63.2
 Principal Life Insurance Co      Partners MidCap Value Fund I       86.1
 Principal Life Insurance Co      Partners SmallCap Blend Fund       97.0
                                  Partners SmallCap Growth Fund
 Principal Life Insurance Co      I                                  52.8
                                  Partners SmallCap Growth Fund
 Principal Life Insurance Co      II                                 81.4
                                  Partners SmallCap Growth Fund
 Principal Life Insurance Co      III                                52.0
 Principal Life Insurance Co      Partners SmallCap Value Fund       83.8
                                  Partners SmallCap Value Fund
 Principal Life Insurance Co      I                                  75.5
                                  Partners SmallCap Value Fund
 Principal Life Insurance Co      II                                 97.9
 Principal Life Insurance Co      Principal LifeTime 2010 Fund       61.8
 Principal Life Insurance Co      Principal LifeTime 2020 Fund       61.8
 Principal Life Insurance Co      Principal LifeTime 2030 Fund       61.8
 Principal Life Insurance Co      Principal LifeTime 2040 Fund       66.8
 Principal Life Insurance Co      Principal LifeTime 2050 Fund       75.7
                                  Principal LifeTime Strategic
 Principal Life Insurance Co      Income Fund                        61.4
 National Financial Services
 For the Exclusive Benefit of
 our Customers
 200 Liberty Street
 New York, NY 10281-1003          Money Market Fund                  47.1
 Trustar - FBO Church of God
 P.O. BOX 8963                    High Quality
 WILMINGTON, DE 19899-0960        Intermediate-Term Bond Fund        26.3

The address for each Principal LifeTime Fund and Principal Life Insurance Company is 711 High Street, Des Moines, IA 50392-0200. Shares owned by the Principal LifeTime Funds or Principal Life Insurance Company must be voted in the same proportion as shares of the Funds owned by other shareholders are voted. Therefore, neither the Principal LifeTime Funds nor Principal Life Insurance Company exercise voting discretion.


The By-laws of the Principal Investors Fund sets the quorum requirement (a quorum must be present at a meeting of shareholders for business to be transacted). The By-laws of the Fund states that a quorum is "The presence in person or by proxy of one-third of the shares of each Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund."


Certain proposals presented to shareholders for approval require the vote of a "majority of the outstanding voting securities," which is a term defined in the 1940 Act to mean, with respect to a Fund, the affirmative vote of the lesser of
(1) 67% or more of the voting securities of the Fund present at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund (a "Majority of the Outstanding Voting Securities"). Approval of such proposals would not be controlled merely by a Principal LifeTime Fund.


Certain proposals require for approval the affirmative vote of the holders of a plurality of the shares voted at the meeting and thus may be approved by vote of a Principal LifeTime Fund.


As of March 22, 2007, the following shareholders owned 5% or more of the outstanding shares of any Class of the Funds:

                                    ADVISORS   ADVISORS  ADVISORS                                      CLASS  CLASS  CLASS   CLASS
            FUND NAME              PREFERRED    SELECT   SIGNATURE  PREFERRED   SELECT  INSTITUTIONAL    J      A      B       C
 Bond & Mortgage Securities Fund      592        590        605        593       591         594        501    101    201     401
 California Insured Intermediate
 Municipal Fund                                                                                                176    276     476
 California Municipal Fund                                                                                     177    277     477
 Disciplined LargeCap Blend           697        695        619        698       696         699               192    292     492
 Diversified International Fund       672        670        617        673       671         674        508    108    208     408
 Equity Income Fund                                                                                            152    252
 Equity Income Fund I                                                                        949               104    204     404
 Government & High Quality Bond
 Fund                                 612        610        607        613       611         614        503    153    253     453
 High Quality Intermediate-Term
 Bond Fund                            622        620        608        623       621         624        504
 High Yield Fund                                                                             798
 High Yield Fund II                                                                          585               178    278     478
 Income Fund                                                                                 586               179    279     479
 Inflation Protection Fund            707        705        709        708       706         715        546    154            454
 International Emerging Markets
 Fund                                 662        660        616        663       661         664        507    107    207     407
 International Growth Fund            812        810        618        813       811         814        509
 LargeCap Growth Fund                 702        700        625        703       701         704        512    112    212     412
 LargeCap S&P 500 Index Fund          712        710        626        713       711         714        513    113            413
 LargeCap Value Fund                  722        720        627        723       721         724        514    114    214     414
 MidCap Blend Fund                    742        740        639        743       741         749        521    121    221     421
 MidCap Growth Fund                   752        750        645        753       751         759        522
 MidCap S&P 400 Index Fund            762        760        646        763       761         769        523
 MidCap Stock Fund                                                                           587               181    281     481
 MidCap Value Fund                    772        770        647        773       771         774        524
 Money Market Fund                    782        780        648        783       781         784        525    199    299     499
 Mortgage Securities Fund                                                                    807               197    297     497
 Partners Global Equity Fund          857        855        859        858       856         865
 Partners International Fund          787        785        649        788       786         789
 Partners LargeCap Blend Fund         822        820        650        823       821         824        527    127    227     427
 Partners LargeCap Blend Fund I       692        690        651        693       691         694        511    111    211     411
 Partners LargeCap Growth Fund        827        825        652        828       826         829        544
 Partners LargeCap Growth Fund I      832        830        653        833       831         834        528    128    228     428
 Partners LargeCap Growth Fund II     842        840        654        843       841         844        529    129            429
 Partners LargeCap Value Fund         852        850        655        853       851         854        530    180    280     480
 Partners LargeCap Value Fund I       802        800        656        803       801         804
 Partners LargeCap Value Fund II      779        777        796        795       778         797
 Partners MidCap Growth Fund          872        870        658        873       871         874        532    182    282     482
 Partners MidCap Growth Fund I        877        875        659        878       876         879               186            486
 Partners MidCap Growth Fund II       718        716        775        719       717         776
 Partners MidCap Value Fund           882        880        665        883       881         884        533    183    283     483
 Partners MidCap Value Fund I         892        890        666        893       891         894
 Partners SmallCap Blend Fund         887        885        667        888       886         889
 Partners SmallCap Growth Fund I      902        900        668        906       901         904        534
 Partners SmallCap Growth Fund II     913        911        669        914       912         915        535    185    285     485
 Partners SmallCap Growth Fund
 III                                  817        815        675        818       816         819
 Partners SmallCap Value Fund         922        920        676        923       921         924        536
 Partners SmallCap Value Fund I       927        925        677        928       926         935
 Partners SmallCap Value Fund II      837        835        678        838       836         839
 Preferred Securities Fund            938        936        679        939       937         929        545    195            495
 Principal LifeTime 2010 Fund         727        725        628        728       726         729        515    109            409
 Principal LifeTime 2020 Fund         732        730        629        733       731         734        516    116    216     416
 Principal LifeTime 2030 Fund         737        735        635        738       736         739        517    117    217     417
 Principal LifeTime 2040 Fund         746        744        636        747       745         748        518    118    218     418
 Principal LifeTime 2050 Fund         756        754        637        757       755         758        519    119    219     419
 Principal LifeTime Strategic
 Income Fund                          766        764        638        767       765         768        520    123    223     423
 Real Estate Securities Fund          932        930        685        933       931         934        537    187    287     487
 SAM Balanced Portfolio               846        809        848        847       845         589        548    189    289     489
 SAM Conservative Balanced
 Portfolio                            867        849        869        868       866         657        549    190    290     490
 SAM Conservative Growth
 Portfolio                            897        895        899        898       896         799        550    193    293     493
 SAM Flexible Income Portfolio        916        908        918        917       909         806        552    196    296     496
 SAM Strategic Growth Portfolio       946        919        948        947       945         805        551    194    294     494
 Short-Term Bond Fund                 642        640        615        643       641         644        506    156            456
 Short-Term Income Fund                                                                      588               184            484
 SmallCap Blend Fund                  942        940        686        943       941         944        538    188    288     488
 SmallCap Growth Fund                 952        950        687        953       951         954        539    175    275     475
 SmallCap S&P 600 Index Fund          962        960        688        963       961         964        540
 SmallCap Value Fund                  972        970        689        973       971         974        541    191    291     491
 Tax-Exempt Bond Fund                                                                                          151    251
 Tax-Exempt Bond Fund I                                                                                        106    206     406
 Ultra Short Bond Fund                987        985        989        988       986         990        547    102            402
 West Coast Equity Fund                                                                      808               198    298     498

FUND/CLASS                                                       PERCENTAGE OF
  NUMBER     NAME AND ADDRESS                                      OWNERSHIP
 PIF - BOND & MORTGAGE SECURITIES FUND
 592                                                                  11.8




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 592                                                                  84.1




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 590                                                                  19.6




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 590                                                                  80.2




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 605                                                                  99.4


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
             DES MOINES, IA 50303
 594                                                                  24.5


            LIFETIME 2010 FUND
            ATTN MUTUAL FUND ACCOUNTING-H221
            711 HIGH ST
             DES MOINES, IA 50392-0200
 594                                                                  36.1


            LIFETIME 2020 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
             DES MOINES, IA 50392-0200
 594                                                                   5.0


            LIFETIME 2040 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
             DES MOINES, IA 50392-0200
 594                                                                  13.8


            LIFETIME STRATEGIC INCOME FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
             711 HIGH ST
             DES MOINES, IA 50392-0200
 594                                                                  18.6


            LIFETIME 2030 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
            DES MOINES, IA 50392-0200
 593                                                                   6.2



            DELAWARE CHARTER GUARANTEE & TRUST
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 593                                                                  69.8




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 593                                                                  15.3


            TRUSTAR FBO SOUTHWIRE CO SALARIED 401K PL
            ATTN NPIO TRADE DESK
            P.O. BOX 8963
            WILMINGTON, DE 19899
 591                                                                  95.5




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 PIF - DISCIPLINED LARGECAP BLEND FUND
 697                                                                  99.2



            DCGT AS TTEE AND/OR CUST
             FBO VARIOUS QUALIFED PLANS
            ATTN NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50303
 695                                                                 100.0




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 619                                                                 100.0


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
             DES MOINES, IA 50303
 192                                                                  43.6



            NFS LLC FEBO FIIOC
            AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS
            (401K) FINOPS-IC FUNDS
            100 MAGELLAN WAY KW1C
             COVINGTON KY  41015-1987
 699                                                                  11.7


            LIFETIME 2020 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST D
            0ES MOINES, IA 50392-0200
 699                                                                   5.4


            LIFETIME 2040 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
            DES MOINES, IA 50392-0200
 699                                                                  10.8


            LIFETIME 2030 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
            DES MOINES, IA 50392-0200
 699                                                                  20.9


            SAM BALANCED PORTFOLIO PIF
            ATTN MUTUAL FUND ACCOUNTING -H221
            711 HIGH ST
             DES MOINES, IA 503920200
 699                                                                  22.1


            SAM CONS GROWTH PORTFOLIO PIF
            ATTN MUTUAL FUND ACCOUNTING-H221
            711 HIGH ST
             DES MOINES, IA 50392
 699                                                                  15.4


            SAM STRATEGIC GROWTH PORTFOLIO PIF
            ATTN MUTUAL FUND ACCOUNTING-H221
             711 HIGH ST
            DES MOINES, IA 50392
 698                                                                  83.7



            DCGT as TTEE and/or CUST
             FBO Various Qualifed Plans
             ATTN NPIO TRADE DESK
            711 High Street
            Des Moines, IA 50303
 698                                                                   8.1



            Principal Trust Company
            FBO AAS DC Plan for Key Employees
            ATTN Susan Saggione
            1013 Centre Rd
            Wilmington, DE 19805
 698                                                                   6.7



            Cingular Wireless, LLC
             FBO Excess Plan of Cingular Wireless
            ATTN Anne Otta
            PO Box 97061
            Redmond, WA 98073
 696                                                                 100.0

            DCGT AS TTEE AND/OR CUST
            FBO VARIOUS QUALIFED PLANS
            ATTN NPIO TRADE DESK
            711 HIGH
             STREET DES MOINES, IA 50303
 PIF - DIVERSIFIED INTERNATIONAL FUND
 672                                                                   9.8




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 672                                                                  87.4


            DELAWARE CHARTER GUARANTEE & TRUST
            FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
            DES MOINES, IA 50303
 670                                                                   6.3




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 670                                                                  93.7




            DELAWARE CHARTER GUARANTEE & TRUST
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 617                                                                  98.8




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 108                                                                  17.9



            NFS LLC FEBO FIIOC
            AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS
            (401K) FINOPS-IC FUNDS
            100 MAGELLAN WAY KW1C
            COVINGTON KY  41015-1987
 674                                                                  33.1


            SAM BALANCED PORTFOLIO PIF
            ATTN MUTUAL FUND ACCOUNTING -H221
             711 HIGH ST
             DES MOINES, IA 503920200
 674                                                                  35.1


            SAM CONS GROWTH PORTFOLIO PIF
            ATTN MUTUAL FUND ACCOUNTING-H221
            711 HIGH ST
            DES MOINES, IA 50392
 674                                                                  24.1


            SAM STRATEGIC GROWTH PORTFOLIO PIF
            ATTN MUTUAL FUND ACCOUNTING-H221
            711 HIGH ST
            DES MOINES, IA 50392
 673                                                                  18.1



            DELAWARE CHARTER GUARANTEE & TRUST
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 673                                                                  72.0




            DELAWARE CHARTER GUARANTEE & TRUST
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 671                                                                 100.0




            DELAWARE CHARTER GUARANTEE & TRUST
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 PIF - GOVERNMENT & HIGH QUALITY BOND FUND
 612                                                                  27.6




            DELAWARE CHARTER GUARANTEE & TRUST
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 612                                                                  68.6




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 610                                                                  95.6




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 607                                                                   5.2


            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            711 HIGH STREET
            DES MOINES, IA 50303
 607                                                                  94.8


            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
            DES MOINES, IA 50303
 614                                                                 100.0



            PRINCIPAL LIFE INSURANCE CO
            PUBLIC SEED ACCOUNT
            ATTN: H096 INV ACCT G-17-E20
             PRINCIPAL FINANCIAL GROUP
            DES MOINES, IA 50392-0810
 613                                                                  15.0



            DELAWARE CHARTER GUARANTEE & TRUST
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 613                                                                   5.4



            BANKERS TRUST COMPANY TRUSTEE
             FBO PARTNER RE RESTURATION SALARY DEFERRED PLAN
            ATTN DEBBIE WILLIAMS
             453 7TH ST
            DES MOINES IA 50309-4110
 613                                                                   5.4



            WELLS FARGO TRUST COMPANY TRUSTEE
            FBO WORLD INS EXECUTIVE SERP PLN
            ATTN DEANNA SWERTZIC
            1919 DOUGLAS ST
            OMAHA, NE 68102-1317
 613                                                                  15.8




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 613                                                                  49.3




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 611                                                                  10.3




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 611                                                                  89.7




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS FBO PRINCIPAL FINANCIAL
            GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 PIF - HIGH QUALITY INTERMEDIATETERM BOND FUND
 622                                                                  11.9




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 622                                                                  84.3


            TRUSTAR FBO THE CHURCH OF GOD
            ATTN NPIO TRADE DESK
            P.O. BOX 8963
            WILMINGTON, DE 19899
 620                                                                   8.2




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 620                                                                  91.8




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 608                                                                 100.0


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
             DES MOINES, IA 50303
 624                                                                  11.5

            PERSHING LLC
            P. O. BOX 2052
            JERSEY CITY
 624                                                                   5.6

            PERSHING LLC
            P. O. BOX 2052
             JERSEY CITY
 623                                                                   7.6



            WELLS FARGO TRUST COMPANY TRUSTEE
             FBO WORLD INS EXECUTIVE SERP PLN
            ATTN DEANNA SWERTZIC
             1919 DOUGLAS ST
             OMAHA, NE 68102-1317
 623                                                                  40.1




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 623                                                                  45.8



            DCGT as TTEE and/or CUST
             FBO THE WESLEYAN PENSION FUND
            ATTN NPIO TRADE DESK
            711 High Street
            Des Moines, IA 50303
 621                                                                  99.4




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 PIF - HIGH YIELD FUND
 798                                                                  97.0



            PRINCIPAL LIFE INSURANCE CO
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREE
             DES MOINES IA 50392
 PIF - INFLATION PROTECTION FUND
 707                                                                  90.6


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
             DES MOINES, IA 50303
 705                                                                 100.0


            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
             DES MOINES, IA 50303
 709                                                                  99.9


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
            DES MOINES, IA 50303
 154                                                                  11.4



            PRINCIPAL LIFE INSURANCE CO
             CUST IRA OF ROBERT L DIECKHAUS
            109 CLUB CREEK CT
             PO BOX 17
            SAINT ALBANS MO 63073-0017
 154                                                                   5.5


            PRINCIPAL LIFE INSURANCE CO CUST
            IRA OF HENRY A HARMON
            3131 FLEUR DR APT 901
            DES MOINES IA 50321-1751
 715                                                                  14.7


            LIFETIME 2010 FUND
            ATTN MUTUAL FUND ACCOUNTING-H221
            711 HIGH ST
            DES MOINES, IA 50392-0200
 715                                                                  19.9


            LIFETIME STRATEGIC INCOME FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
             DES MOINES, IA 50392-0200
 715                                                                  65.4



            PRINCIPAL LIFE INSURANCE CO
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES IA 50392
 708                                                                  56.3


            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
             DES MOINES, IA 50303
 708                                                                  22.0



            BANKERS TRUST COMPANY (E826)
            FBO PARTNER RE RESTURATION - SALARY DEFERRED PLAN
            ATTN DEBBIE WILLIAM
            453 7TH ST
            DES MOINES IA 50309-4110
 708                                                                  13.6



            Modern Asset Management
             FBO Exec Excess of Modern Asset Mgt
            ATTN Ross Baker
            5 East 59th St; 3rd Floor
            New York City, NY 10022
 708                                                                   6.5



            Simpson Housing LLLP
            FBO Simpson Housing LLLP DC Plan
            ATTN Toni McIntosh
             8110 East Untion Ave; Ste 200
            Denver, CO 80237
 706                                                                 100.0


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
             DES MOINES, IA 50303
 PIF - INTERNATIONAL EMERGING MARKETS FUND
 662                                                                   7.3




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 662                                                                  82.4




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 660                                                                  99.7




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 616                                                                  99.8


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
             DES MOINES, IA 50303
 664                                                                   6.1


            LIFETIME 2010 FUND
            ATTN MUTUAL FUND ACCOUNTING-H221
            711 HIGH ST
             DES MOINES, IA 50392-0200
 664                                                                  16.1


            LIFETIME 2020 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
             DES MOINES, IA 50392-0200
 664                                                                   8.7


            LIFETIME 2040 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
            DES MOINES, IA 50392-0200
 664                                                                  15.0


            LIFETIME 2030 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
            DES MOINES, IA 50392-0200
 664                                                                  17.2


            SAM BALANCED PORTFOLIO PIF
            ATTN MUTUAL FUND ACCOUNTING -H221
            711 HIGH ST
             DES MOINES, IA 503920200
 664                                                                  18.2


            SAM CONS GROWTH PORTFOLIO PIF
            ATTN MUTUAL FUND ACCOUNTING-H221
            711 HIGH ST
            DES MOINES, IA 50392
 664                                                                  12.4


            SAM STRATEGIC GROWTH PORTFOLIO PIF
            ATTN MUTUAL FUND ACCOUNTING-H221
             711 HIGH ST
            DES MOINES, IA 50392
 663                                                                  36.3



            DELAWARE CHARTER GUARANTEE & TRUST
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 663                                                                  55.6




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 661                                                                 100.0




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS .
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 PIF - INTERNATIONAL GROWTH FUND
 812                                                                   8.5




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 812                                                                  88.1




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 810                                                                   5.7




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 810                                                                  93.1




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 618                                                                 100.0


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
            DES MOINES, IA 50303
 814                                                                   7.8


            LIFETIME 2010 FUND
            ATTN MUTUAL FUND ACCOUNTING-H221
            711 HIGH ST
            DES MOINES, IA 50392-0200
 814                                                                  19.3


            LIFETIME 2020 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
             DES MOINES, IA 50392-0200
 814                                                                   9.9


            LIFETIME 2040 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
            DES MOINES, IA 50392-0200
 814                                                                  18.8


            LIFETIME 2030 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
             DES MOINES, IA 50392-0200
 814                                                                  37.7



            PRINCIPAL LIFE INSURANCE CO
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 813                                                                  87.4




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 811                                                                  98.2




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 PIF - LARGECAP GROWTH FUND
 702                                                                  96.3




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 700                                                                  88.9




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 700                                                                  11.1


            DCGT as TTEE and/or CUST
            FBO Principal Financial Group Non - Qualified Prin
            Advtg Omnibus
            ATTN NPIO TRADE DESK
            711 High Street
            Des Moines, IA 50303
 625                                                                  98.9


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
            DES MOINES, IA 50303
 112                                                                  10.9



            NFS LLC FEBO FIIOC
            AS AGENT FOR QUALIFIED
            EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS
            100 MAGELLAN WAY KW1C
            COVINGTON KY  41015-1987
 704                                                                  28.3


            SAM BALANCED PORTFOLIO PIF
            ATTN MUTUAL FUND ACCOUNTING -H221
            711 HIGH ST
             DES MOINES, IA 503920200
 704                                                                  29.3


            SAM CONS GROWTH PORTFOLIO PIF
            ATTN MUTUAL FUND ACCOUNTING-H221
             711 HIGH ST
             DES MOINES, IA 50392
 704                                                                  19.9


            SAM STRATEGIC GROWTH PORTFOLIO PIF
            ATTN MUTUAL FUND ACCOUNTING-H221
            711 HIGH ST
            DES MOINES, IA 50392
 703                                                                  63.8




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 703                                                                  29.6



            AMERIPRISE TRUST COMPANY
            FBO AMERIPRISE TRUST
            ATTN: CHRIS HIGH
            996 AMERIPRISE FINANCIAL CTR
            MINNEAPOLIS MN  55474
 701                                                                 100.0




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 PIF - LARGECAP S&P 500 INDEX FUND
 712                                                                   9.3




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 712                                                                  70.3




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 712                                                                  17.4


            TRUSTAR FBO THE CHURCH OF GOD
            ATTN NPIO TRADE DESK
            P.O. BOX 8963
            WILMINGTON, DE 19899
 710                                                                  18.8




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 710                                                                  81.2




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 626                                                                 100.0


            DELAWARE CHARTER GUARANTEE & TRUS
            FBO PFG PRINCIPAL ADVANTAGE OMNIBUS CLIENT 904
            711 HIGH STREET
             DES MOINES, IA 50303
 714                                                                  45.3



            DCGT as TTEE and/or CUST
            FBO Various Qualifed Plans
            ATTN NPIO TRADE DESK
             711 High Street
            Des Moines, IA 50303
 713                                                                   7.3



            DELAWARE CHARTER GUARANTEE & TRUST
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 713                                                                   8.5




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 713                                                                  69.8




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 713                                                                   5.8



            DCGT as TTEE and/or CUST
             FBO THE WESLEYAN PENSION FUND
            ATTN NPIO TRADE DESK
            711 High Street
             Des Moines, IA 50303
 711                                                                   5.7




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 711                                                                  93.6




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 PIF - LARGECAP VALUE FUND
 722                                                                   8.5




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 722                                                                  74.7




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 720                                                                   6.5




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 720                                                                  93.5




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 627                                                                  16.1


            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            711 HIGH STREET
             DES MOINES, IA 50303
 627                                                                  83.9


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
            DES MOINES, IA 50303
 724                                                                   9.6


            LIFETIME 2010 FUND
            ATTN MUTUAL FUND ACCOUNTING-H221
             711 HIGH ST
             DES MOINES, IA 50392-0200
 724                                                                  22.7


            LIFETIME 2020 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
             711 HIGH ST
            DES MOINES, IA 50392-0200
 724                                                                  12.9


            LIFETIME 2040 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
            DES MOINES, IA 50392-0200
 724                                                                   5.8


            LIFETIME 2050 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
             DES MOINES, IA 50392-0200
 724                                                                  23.7


            LIFETIME 2030 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
            DES MOINES, IA 50392-0200
 724                                                                  14.4



            THE PRINCIPAL TRUST FOR
            POST- RETIREMENT MEDICAL BENEFITS RETIRED EE 5072
            ATTN CRYSTAL MORRIS S-003-S60
            PRINCIPAL FINANCIAL GROUP
             DES MOINES, IA 50392-0480
 723                                                                  22.0



            DELAWARE CHARTER GUARANTEE & TRUST
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 723                                                                  10.8



            WELLS FARGO TRUST COMPANY TRUSTEE
             FBO WORLD INS EXECUTIVE SERP PLN
            ATTN DEANNA SWERTZIC
            1919 DOUGLAS ST
            OMAHA, NE 68102-1317
 723                                                                  49.3




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 721                                                                  69.8




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 721                                                                  30.2



            NATIONWIDE TRUST COMPANY FSB
            FBO PARTICIPATING RETIREMENT PLANS
            C/O IPO PORTFOLIO ACCOUNTING
             PO BOX 182029
            COLUMBUS OH 43218-2029
 PIF - MIDCAP BLEND FUND
 742                                                                   9.1




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 742                                                                  75.9




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 742                                                                   7.9




            Principal Trust Company
             FBO Winn Mgt Group
             2006 Def Comp Pl an
            Attn: Susan Saggione
            1013 Centre Rd
            Wilmington DE 19805
 740                                                                  98.9




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 639                                                                 100.0


            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
            DES MOINES, IA 50303
 749                                                                 100.0



            PRINCIPAL LIFE INSURANCE CO
            PUBLIC SEED ACCOUNT
            ATTN: H096 INV ACCT G-17-E20
            PRINCIPAL FINANCIAL GROUP
             DES MOINES, IA 50392-0810
 743                                                                  32.2



            DELAWARE CHARTER GUARANTEE & TRUST
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK 7
            11 HIGH STREET
            DES MOINES, IA 50392
 743                                                                  54.2




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 741                                                                 100.0




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 PIF - MIDCAP GROWTH FUND
 752                                                                  91.0




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 750                                                                 100.0


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
             DES MOINES, IA 50303
 645                                                                 100.0



            DCGT as TTEE and/or CUST
            FBO Various Qualifed Plans
            ATTN NPIO TRADE DESK
             711 High Street
            Des Moines, IA 50303
 759                                                                 100.0



            STATE STREET BANK & TRUST COMPANY
             FBO HOLLOWWAVE & CO
            ATTN: MASTER NOTE CONTROL
            BOX 5496
            BOSTON, MA 02206
 753                                                                  78.2




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 753                                                                  11.6



            PRINCIPAL TRUST COMPANY
            FBO NEXTEL PRTNRS OP CORP NQ DEF CO MP
            ATTN SUSAN SAGGIONE
            1013 CENTRE ROAD
            WILMINGTON, DE 19805
 751                                                                   8.5



            PRINCIPAL LIFE INSURANCE CO
            PUBLIC SEED ACCOUNT
            ATTN: H096 INV ACCT G-17-E20
            PRINCIPAL FINANCIAL GROUP
             DES MOINES, IA 50392-0810
 751                                                                  91.5



            DCGT as TTEE and/or CUST
            FBO Various Qualifed Plans
            ATTN NPIO TRADE DESK
            711 High Street
            Des Moines, IA 50303
 PIF - MIDCAP S&P 400 INDEX FUND
 762                                                                  13.0




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 762                                                                  77.6




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 760                                                                  13.0




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 760                                                                  86.9




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 646                                                                  97.1


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
             DES MOINES, IA 50303
 769                                                                  16.0




            DCGT as TTEE and/or CUST
            FBO Principal Financial Group Quali fied
             Prin Advtg Omnibus
            ATTN NPIO TRADE DESK
             711 High Street
            Des Moines, IA 50303
 763                                                                  13.1




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 763                                                                  70.1




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 763                                                                   9.8



            DCGT as TTEE and/or CUST
             FBO THE WESLEYAN PENSION FUND
            ATTN NPIO TRADE DESK
            711 High Street
            Des Moines, IA 50303
 761                                                                   8.5




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 761                                                                  91.5




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 PIF - MIDCAP VALUE FUND
 772                                                                  74.0




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 772                                                                   5.3


            LUTHERAN HOMES FBO
            DAVID SPLITTGERBER
             300 MINISTRY DR
            IRMO, SC 29063
 772                                                                   5.3



            PRINCIPAL TRUST COMPANY
            FBO MIAMI MUTUAL INS EXEC NQ
             ATTN SUSAN SAGGIONE
            1013 CENTRE RD
            WILMINGTON, DE 19805
 770                                                                 100.0




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DES
             711 HIGH STREET
            DES MOINES, IA 50392
 647                                                                   9.4



            PRINCIPAL LIFE INSURANCE CO
            PUBLIC SEED ACCOUNT
            ATTN: H096 INV ACCT G-17-E20
            PRINCIPAL FINANCIAL GROUP
             DES MOINES, IA 50392-0810
 647                                                                  90.6


            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
            DES MOINES, IA 50303
 774                                                                 100.0



            PRINCIPAL LIFE INSURANCE CO
             PUBLIC SEED ACCOUNT
            ATTN: H096 INV ACCT G-17-E20
             PRINCIPAL FINANCIAL GROUP
             DES MOINES, IA 50392-0810
 773                                                                  24.7




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 773                                                                  59.8


            Principal Trust Company FBO
            ATTN Susan Saggione
            1013 Centre Rd
            Wilmington, DE 19805
 771                                                                  97.7




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 PIF - MONEY MARKET FUND
 782                                                                  56.7




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 782                                                                   7.3


            TRUSTAR FBO THE CHURCH OF GOD
            ATTN NPIO TRADE DESK
            P.O. BOX 8963
            WILMINGTON, DE 19899
 780                                                                  98.8




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 648                                                                 100.0


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
            DES MOINES, IA 50303
 199                                                                  10.5


            PERSHING LLC AS AGENT FOR ITS CUSTOMERS
            ATTN CASH MANAGMENT SERVICES
            1 PERSHING PLZ
            JERSEY CITY, NJ 07399-0001
 199                                                                  63.0


            NATIONAL FINANCIAL SERVICES
            FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
            200 LIBERTY STREET
            NEW YORK NY  10281-1003
 782                                                                  13.1

            COMPUTERSHARE INVESTOR SVCS LLC
            2 NORTH LA SALLE ST 3RD FL
            CHICAGO, IL 60602
 784                                                                  13.2


            WM FINANCIAL SERVICES INC MISC W/O DISTRICT A
            ATTN ACCOUNTING DEPARTMENT
            1201 3RD AVE WMT 2035
             SEATTLE WA  98101
 784                                                                  12.1


            SAM BALANCED PORTFOLIO PIF
            ATTN MUTUAL FUND ACCOUNTING -H221
            711 HIGH ST
            DES MOINES, IA 503920200
 784                                                                  48.9


            WMBFA INSURANCE AGENCY INC
            ATTN ACCOUNTING DEPARTMENT
            1201 THIRD AVE WMT 2035
            SEATTLE WA  98101
 784                                                                  11.3

            WMFS INSURANCE SERVICES INC
            1201 3RD AVE STE 2035
            SEATTLE WA  98101-3033
 783                                                                   9.0



            DELAWARE CHARTER GUARANTEE & TRUST
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 783                                                                  19.0



            ATTN NPIO TRADE DESK DCGT
            AS TTEE AND/OR CUST
             FBO THIRD FEDERAL 401 K SAVINGS PL AN
            711 HIGH ST
            DES MOINES IA  50309-2732
 783                                                                   5.2



            PRINCIPAL TRUST COMPANY
            FBO CYMER EXEC DEF COMP PLAN
            ATTN SUSAN SAGGIONE
            1013 CENTRE RD
            WILMINGTON DE  19805-1265
 783                                                                  47.1




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 781                                                                  99.3




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 PIF - PARTNERS GLOBAL EQUITY FUND
 857                                                                 100.0



            DCGT as TTEE and/or CUST
            FBO Various Qualifed Plans
            ATTN NPIO TRADE DESK
            711 High Street
            Des Moines, IA 50303
 855                                                                  68.9



            DCGT AS TTEE AND/OR CUST
            FBO VARIOUS QUALIFED PLANS
            ATTN NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50303
 855                                                                  31.1



            DCGT AS TTEE AND/OR CUST
            FBO VARIOUS NONQUALIFED PLANS
            ATTN NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50303
 859                                                                 100.0


            DCGT AS TTEE AND/OR CUST
            FBO VARIOUS QUALIFED PLANS ATTN NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50303
 865                                                                  71.8



            PRINCIPAL LIFE INSURANCE CO
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES IA 50392
 865                                                                  28.2



            PRINCIPAL LIFE INSURANCE CO
            PUBLIC SEED ACCOUNT
            ATTN: H096 INV ACCT G-17-E20
            PRINCIPAL FINANCIAL GROUP
             DES MOINES, IA 50392-0810
 858                                                                 100.0



            DCGT as TTEE and/or CUST
            FBO Various Qualifed Plans
            ATTN NPIO TRADE DESK
            711 High Street
            Des Moines, IA 5030
 856                                                                 100.0


            DCGT AS TTEE AND/OR CUST
            FBO VARIOUS QUALIFED PLANS ATTN NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50303
 PIF - PARTNERS INTERNATIONAL FUND
 787                                                                  93.9




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 785                                                                 100.0


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP ATTN RIS NPIO TRADE
            DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 649                                                                 100.0


            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
             DES MOINES, IA 50303
 789                                                                  10.7


            LIFETIME 2020 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
             DES MOINES, IA 50392-0200
 789                                                                   5.6


            LIFETIME 2040 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
            DES MOINES, IA 50392-0200
 789                                                                  10.6


            LIFETIME 2030 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
             DES MOINES, IA 50392-0200
 789                                                                  65.3



            PRINCIPAL LIFE INSURANCE CO
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 788                                                                  97.5


            DELAWARE CHARTER GUARANTEE & TRUS
            FBO PRINCIPA FINACIAL GROUP
            711 HIGH STREET
            DES MOINES, IA 50303
 786                                                                 100.0




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 PIF - PARTNERS LARGECAP BLEND FUND
 822                                                                   6.7




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 822                                                                  92.6




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 820                                                                  96.7




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 650                                                                 100.0


            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
            DES MOINES, IA 50303
 824                                                                  98.4



            PRINCIPAL LIFE INSURANCE CO
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 823                                                                  94.2




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 821                                                                  97.7




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 PIF - PARTNERS LARGECAP BLEND FUND I
 692                                                                  96.2




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 690                                                                  13.4




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 690                                                                  86.6




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 651                                                                 100.0


            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
            DES MOINES, IA 50303
 694                                                                  14.0


            LIFETIME 2010 FUND
            ATTN MUTUAL FUND ACCOUNTING-H221
            711 HIGH ST
            DES MOINES, IA 50392-0200
 694                                                                  32.1


            LIFETIME 2020 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
             DES MOINES, IA 50392-0200
 694                                                                  15.3


            LIFETIME 2040 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
            DES MOINES, IA 50392-0200
 694                                                                   6.5


            LIFETIME 2050 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
            DES MOINES, IA 50392-0200
 694                                                                  29.7


            LIFETIME 2030 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
             DES MOINES, IA 50392-0200
 693                                                                  34.8



            DELAWARE CHARTER GUARANTEE & TRUST
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 693                                                                  10.4




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 693                                                                  46.6




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK 7
            11 HIGH STREET
            DES MOINES, IA 50392
 691                                                                 100.0




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK 7
            11 HIGH STREET
            DES MOINES, IA 50392
 PIF - PARTNERS LARGECAP GROWTH FUND I
 832                                                                  16.0




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 832                                                                  82.4




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 830                                                                   9.7




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 830                                                                  90.2




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 653                                                                 100.0


            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
            DES MOINES, IA 50303
 834                                                                  10.7


            LIFETIME 2020 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
             DES MOINES, IA 50392-0200
 834                                                                   6.0


            LIFETIME 2040 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
             711 HIGH ST
             DES MOINES, IA 50392-0200
 834                                                                  10.5


            LIFETIME 2030 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
             DES MOINES, IA 50392-0200
 834

            PRINCIPAL LIFE INSURANCE CO
            FBO PRINCIPAL FINANCIAL GROUP ATTN: RIS NPIO TRADE
            DESK .
            711 HIGH STREET
            DES MOINES, IA 50392
 833                                                                  10.8




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 833                                                                  83.5




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 831                                                                   6.7




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 831                                                                  93.3




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 PIF - PARTNERS LARGECAP GROWTH FUND II
 842                                                                   9.3




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 842                                                                  88.2




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 840                                                                  97.4




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 654                                                                 100.0


            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
             DES MOINES, IA 50303
 129                                                                   7.7


            PRINCIPAL LIFE INSURANCE CO
            CUST IRA OF TONY E HILL
            1740 SAINT JAMES CIR
            THE VILLAGES FL 32162-7651
 844                                                                 100.0



            PRINCIPAL LIFE INSURANCE CO
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 843                                                                  97.5




            DELAWARE CHARTER GUARANTEE & TRU
            S FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 841                                                                  99.9




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 PIF - PARTNERS LARGECAP VALUE FUND
 852                                                                   8.9




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 852                                                                  89.7




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 850                                                                   5.2




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 850                                                                  94.3




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 655                                                                 100.0


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QALIFED PLANS
            711 HIGH STREET
             DES MOINES, IA 50303
 854                                                                  86.0



            PRINCIPAL LIFE INSURANCE CO
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 853                                                                   6.2




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 853                                                                  88.0




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 851                                                                  97.7




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 PIF - PARTNERS LARGECAP VALUE FUND I
 802                                                                  97.4



            DCGT AS TTEE AND/OR CUST
            FBO VARIOUS QUALIFED PLANS
            ATTN NPIO TRADE DESK
            711 HIGH STREE
            T DES MOINES, IA 50303
 800                                                                  87.2




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 800                                                                  12.8




            DCGT as TTEE and/or CUST
            FBO Principal Financial Group
            Non - Qualified Prin Advtg Omnibus
            ATTN NPIO TRADE DESK
            711 High Street
            Des Moines, IA 50303
 656                                                                 100.0


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
             DES MOINES, IA 50303
 804                                                                  10.3


            LIFETIME 2020 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
             DES MOINES, IA 50392-0200
 804                                                                   5.6


            LIFETIME 2040 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
             DES MOINES, IA 50392-0200
 804                                                                  10.4


            LIFETIME 2030 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
             711 HIGH ST
             DES MOINES, IA 50392-0200
 804                                                                  66.9



            PRINCIPAL LIFE INSURANCE CO
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 803                                                                  99.5




            DELAWARE CHARTER GUARANTEE & TRU
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 801                                                                 100.0



            DCGT as TTEE and/or CUST
            FBO Various Qualifed Plans
            ATTN NPIO TRADE DESK
            711 High Street
            Des Moines, IA 50303
 PIF - PARTNERS LARGECAP VALUE FUND II
 779                                                                  81.3


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
             DES MOINES, IA 50303
 779                                                                  15.0



            California Society of CPAs
            FBO 457b of CA Society of CPAs
            ATTN Tannis Kirschenbaum
            1235 Radio Road
            Redwood City, Ca 94065
 777                                                                 100.0


            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
             DES MOINES, IA 50303
 796                                                                 100.0


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
             DES MOINES, IA 50303
 797                                                                 100.0
            PRINCIPAL LIFE INSURANCE CO
             FBO PRINCIPAL FINANCIAL GROUP
 795                                                                  99.6



            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES IA 50392
 778                                                                 100.0


            PRINCIPAL LIFE INSURANCE CO PUBLIC SEED ACCOUNT
            ATTN: H096 INV ACCT G-17-E20
             PRINCIPAL FINANCIAL GROUP
             DES MOINES, IA 50392-0810
 PIF - PARTNERS MIDCAP GROWTH FUND
 872                                                                   7.1




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 872                                                                  92.2




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 870                                                                  96.8




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 658                                                                 100.0


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
            DES MOINES, IA 50303
 874                                                                   8.6


            LIFETIME 2020 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
             711 HIGH ST
            DES MOINES, IA 50392-0200
 874                                                                   9.0


            LIFETIME 2030 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
             DES MOINES, IA 50392-0200
 874                                                                  75.7



            PRINCIPAL LIFE INSURANCE CO
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES IA 50392
 873                                                                  12.3



            DELAWARE CHARTER GUARANTEE & TRUST
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 873                                                                  84.0




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 871                                                                  99.9




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 PIF - PARTNERS MIDCAP GROWTH FUND I
 877                                                                  94.7


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
            DES MOINES, IA 50303
 875                                                                  78.0




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 875                                                                  22.0




            DCGT as TTEE and/or CUST
            FBO Principal Financial Group
            Non - Qualified Prin Advtg Omnibus
            ATTN NPIO TRADE DESK
            711 High Street
            Des Moines, IA 50303
 659                                                                 100.0


            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
             DES MOINES, IA 50303
 186                                                                   8.9


            JEANETTE A MEEK TR
            JEANETTE A MEEK FAMILY TRUST UA APRIL 25 2003
            15103 AVENUE 288
             VISALIA, CA 93292-9669
 879                                                                 100.0



            PRINCIPAL LIFE INSURANCE CO
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 878                                                                  90.9




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 878                                                                   7.7



            Principal Trust Company
             FBO LT Exec Comp of L.P. & Assoc
            ATTN Susan Saggione
            1013 Centre Rd
            Wilmington, DE 19805
 876                                                                 100.0




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 PIF - PARTNERS MIDCAP GROWTH FUND II
 718                                                                  99.1


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
            DES MOINES, IA 50303
 716                                                                 100.0


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
             DES MOINES, IA 50303
 775                                                                 100.0


            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
             DES MOINES, IA 50303
 776                                                                 100.0



            PRINCIPAL LIFE INSURANCE CO
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES IA 50392
 719                                                                  75.8


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
            DES MOINES, IA 50303
 719                                                                   5.1



            PRINCIPAL TRUST COMPANY TTEE
             FBO JOHN WAGNER ASSOC EXEC NQ
            SUSAN SAGGIONE
            1013 CENTRE RD
            WILMINGTON, DE 19805
 717                                                                 100.0


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
             DES MOINES, IA 50303
 PIF - PARTNERS MIDCAP VALUE FUND
 882                                                                   9.1




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 882                                                                  87.7




            DELAWARE CHARTER GUARANTEE & TRU
            S FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 880                                                                  96.0




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 665                                                                 100.0


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
            DES MOINES, IA 50303
 183                                                                   6.6


            PRINCIPAL LIFE INSURANCE CO
             CUST IRA OF JOSEPH O MANZI
            155 RIDGE RD
            RUMSON NJ 07760-1024
 884                                                                  96.4



            PRINCIPAL LIFE INSURANCE CO
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 883                                                                  94.0




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 881                                                                  99.8




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 PIF - PARTNERS MIDCAP VALUE FUND I
 892                                                                  94.4




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 890                                                                  95.1




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 666                                                                  99.9


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
            DES MOINES, IA 50303
 894                                                                  90.1



            PRINCIPAL LIFE INSURANCE CO
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 893                                                                  96.2




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 891                                                                 100.0



            DCGT AS TTEE AND/OR CUST
            FBO VARIOUS QUALIFED PLANS
            ATTN NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50303
 PIF - PARTNERS SMALLCAP BLEND FUND
 887                                                                  95.0




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 885                                                                  99.7




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 667                                                                 100.0


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
             DES MOINES, IA 50303
 889                                                                 100.0



            PRINCIPAL LIFE INSURANCE CO
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 888                                                                  18.9




            BOARD OF TRUSTEE OF IEASO 401K
             FBO ILL EDU ASSOC STAFF ORG 401K
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 888                                                                  74.4




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 886                                                                  99.1




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK 7
            11 HIGH STREET
            DES MOINES, IA 50392
 PIF - PARTNERS SMALLCAP GROWTH FUND I
 902                                                                  75.6




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 902                                                                   9.5



            LOS ANGELES COUNTY FAIR ASSOC
            FBO LA COUNTY FAIR ASSOC SUP EXEC DC PLAN
            ATTN RAY ORTEGASO
            1101 W MCKINLEY AVE
            POMONA CA 91768-1639
 900                                                                  11.1




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 900                                                                  88.9




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 668                                                                 100.0


            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
             DES MOINES, IA 50303
 904                                                                  11.9


            LIFETIME 2040 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
             DES MOINES, IA 50392-0200
 904                                                                   6.6


            LIFETIME 2050 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
             711 HIGH ST
            DES MOINES, IA 50392-0200
 904                                                                  19.4


            LIFETIME 2030 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
            DES MOINES, IA 50392-0200
 904                                                                  62.2



            PRINCIPAL LIFE INSURANCE CO
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 906                                                                   9.5




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 906                                                                  87.2




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 901                                                                   9.1




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 901                                                                  90.8




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 PIF - PARTNERS SMALLCAP GROWTH FUND II
 913                                                                  12.2




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 913                                                                  83.8




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 911                                                                  15.2




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 911                                                                  84.6




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 669                                                                 100.0


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
            DES MOINES, IA 50303
 915                                                                 100.0



            PRINCIPAL LIFE INSURANCE CO
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 914                                                                  94.5




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 912                                                                  97.3




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 PIF - PARTNERS SMALLCAP GROWTH FUND III
 817                                                                  91.0


            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
             DES MOINES, IA 50303
 817                                                                   7.4



            DCGT AS TTEE AND/OR CUST
            FBO VARIOUS NONQUALIFED PLANS
            ATTN NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50303
 815                                                                 100.0




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 675                                                                 100.0


            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
             DES MOINES, IA 50303
 819                                                                   7.3


            LIFETIME 2010 FUND
            ATTN MUTUAL FUND ACCOUNTING-H221
            711 HIGH ST
            DES MOINES, IA 50392-0200
 819                                                                  17.5


            LIFETIME 2020 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
             DES MOINES, IA 50392-0200
 819                                                                   6.4


            LIFETIME 2040 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
            DES MOINES, IA 50392-0200
 819                                                                  12.7


            LIFETIME 2030 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
            DES MOINES, IA 50392-0200
 819                                                                  53.1



            PRINCIPAL LIFE INSURANCE CO
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 818                                                                  93.9




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 816                                                                 100.0



            DCGT as TTEE and/or CUST
            FBO Various Qualifed Plans
            ATTN NPIO TRADE DESK
            711 High Street
            Des Moines, IA 50303
 PIF - PARTNERS SMALLCAP VALUE FUND
 922                                                                  11.1




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 922                                                                  88.1




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 920                                                                  30.0




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 920                                                                  70.0




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 676                                                                 100.0


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
             DES MOINES, IA 50303
 924                                                                 100.0


            PRINCIPAL LIFE INSURANCE CO
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET DES MOINES, IA 50392
 923                                                                  15.8




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 923                                                                  79.7




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 921                                                                  98.1




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREE
            T DES MOINES, IA 50392
 PIF - PARTNERS SMALLCAP VALUE FUND I
 927                                                                  17.4




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 927                                                                  79.8




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 925                                                                  31.3




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 925                                                                  68.5




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 677                                                                  93.9


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
            DES MOINES, IA 50303
 677                                                                   6.0



            DCGT as TTEE and/or CUST
            FBO Sheet Metal Workers Local Union 20 Pension
            ATTN NPIO TRADE DESK
            711 High Street
             Des Moines, IA 50303
 935                                                                   5.3


            LIFETIME 2030 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
             DES MOINES, IA 50392-0200
 935                                                                  89.3



            PRINCIPAL LIFE INSURANCE CO
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 928                                                                  92.7




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 926                                                                  99.0




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 PIF - PARTNERS SMALLCAP VALUE FUND II
 837                                                                  94.5




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 835                                                                 100.0




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 678                                                                 100.0


            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
             DES MOINES, IA 50303
 839                                                                 100.0



            PRINCIPAL LIFE INSURANCE CO
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 838                                                                  94.6




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 838                                                                   5.2



            DCGT AS TTEE AND/OR CUST
            FBO VARIOUS NONQUALIFED PLANS
            ATTN NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50303
 836                                                                 100.0



            DCGT AS TTEE AND/OR CUST
             FBO VARIOUS QUALIFED PLANS
            ATTN NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50303
 PIF - PREFERRED SECURITIES FUND
 938                                                                  95.7



            DCGT as TTEE and/or CUST
            FBO Various Qualifed Plans
            ATTN NPIO TRADE DESK
            711 High Street
             Des Moines, IA 50303
 936                                                                  18.5



            PRINCIPAL LIFE INSURANCE CO
            PUBLIC SEED ACCOUNT
            ATTN: H096 INV ACCT G-17-E20
             PRINCIPAL FINANCIAL GROU
            P DES MOINES, IA 50392-0810
 936                                                                  81.5



            DCGT AS TTEE AND/OR CUST
            FBO VARIOUS QUALIFED PLANS
            ATTN NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50303
 679                                                                  99.6


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
             DES MOINES, IA 50303
 929                                                                  16.5


            LIFETIME 2010 FUND
            ATTN MUTUAL FUND ACCOUNTING-H221
            711 HIGH ST
            DES MOINES, IA 50392-0200
 929                                                                  26.9


            LIFETIME 2020 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
            DES MOINES, IA 50392-0200
 929                                                                   6.8


            LIFETIME 2040 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
            DES MOINES, IA 50392-0200
 929                                                                   6.2


            LIFETIME STRATEGIC INCOME FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            11 HIGH ST
             DES MOINES, IA 50392-0200
 929                                                                  18.6


            LIFETIME 2030 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
             DES MOINES, IA 50392-0200
 929                                                                  22.6



            PRINCIPAL LIFE INSURANCE CO
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 939                                                                   6.0



            PRINCIPAL LIFE INSURANCE CO
            PUBLIC SEED ACCOUNT
            ATTN: H096 INV ACCT G-17-E20
            PRINCIPAL FINANCIAL GROUP
             DES MOINES, IA 50392-0810
 939                                                                  88.6



            DCGT as TTEE and/or CUST
            FBO Various Qualifed Plans
            ATTN NPIO TRADE DESK
            711 High Street
            Des Moines, IA 50303
 939                                                                   5.4



            Principal Trust Company
            FBO Exec 457b of Nat Mining Assoc
            ATTN Susan Saggione
            1013 Centre Rd
            Wilmington, DE 19805
 937                                                                  18.2



            PRINCIPAL LIFE INSURANCE CO
            PUBLIC SEED ACCOUNT
            ATTN: H096 INV ACCT G-17-E20
            PRINCIPAL FINANCIAL GROUP
             DES MOINES, IA 50392-0810
 937                                                                  81.8



            DCGT AS TTEE AND/OR CUST
            FBO PRINCIPAL FINANCIAL GROUP QUALI FIED
            PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK
            711 HIGH ST
             DES MOINES IA  50309-2732
 PIF - PRINCIPAL LIFETIME 2010 FUND
 727                                                                  13.2




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 727                                                                  84.1




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 725                                                                   5.0




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 725                                                                  94.6




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 628                                                                  99.7


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
            DES MOINES, IA 50303
 109                                                                   5.4


            PRINCIPAL LIFE INSURANCE CO
             CUST IRA OF RICHARD S BURNS
            59 FOREST VILLAGE PL
             CORDOVA TN 38018-7700
 729                                                                  99.5



            PRINCIPAL LIFE INSURANCE CO
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 728                                                                  95.2




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 726                                                                 100.0




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 PIF - PRINCIPAL LIFETIME 2020 FUND
 732                                                                   9.6




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 732                                                                  88.3




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 730                                                                  95.2




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 629                                                                  99.0


            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
             DES MOINES, IA 50303
 734                                                                  99.3



            PRINCIPAL LIFE INSURANCE CO
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 733                                                                  93.6




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 731                                                                  99.8




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 PIF - PRINCIPAL LIFETIME 2030 FUND
 737                                                                   6.4




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 737                                                                  92.3




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 735                                                                  95.7




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 635                                                                  99.1


            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
             DES MOINES, IA 50303
 739                                                                  99.5



            PRINCIPAL LIFE INSURANCE CO
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 738                                                                   5.4



            DELAWARE CHARTER GUARANTEE & TRUST
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 738                                                                  93.6




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 736                                                                  99.9




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 PIF - PRINCIPAL LIFETIME 2040 FUND
 746                                                                   6.3




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 746                                                                  93.1




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 744                                                                  95.8




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 636                                                                  99.1


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
            DES MOINES, IA 50303
 748                                                                  99.6



            PRINCIPAL LIFE INSURANCE CO
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 747                                                                  96.4




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 745                                                                 100.0




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 PIF - PRINCIPAL LIFETIME 2050 FUND
 756                                                                   6.7




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 756                                                                  91.9




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 754                                                                  95.9




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 637                                                                  97.9


            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
            DES MOINES, IA 50303
 219                                                                  17.0


            NFS LLC FEBO NFS/FMTC IRA
             FBO DONALD J BOHANNON
            7430 COLONIAL CT
             SANFORD FL  32771-9744
 219                                                                   9.6


            PRINCIPAL LIFE INS CO
            CUST IRA CAROL V NOLAN
            607 MOURNING DOVE CIR
             LAKE MARY FL  32746-3933
 219                                                                   6.7


            PRINCIPAL LIFE INSURANCE CO
             CUST IRA R/O CARLA M GAYLORD
            8857 BUTTERNUT BLVD
            ORLANDO FL  32817-1336
 758                                                                  99.7



            PRINCIPAL LIFE INSURANCE CO
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 757                                                                  93.0




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DES
            K 711 HIGH STREET
            DES MOINES, IA 50392
 755                                                                  99.9




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 PIF - PRINCIPAL LIFETIME STRATEGIC INCOME FUND A
 766                                                                   7.1




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 766                                                                  92.4




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 764                                                                   6.3




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 764                                                                  93.6




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 638                                                                 100.0


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
            DES MOINES, IA 50303
 123                                                                  11.6


            PRINCIPAL LIFE INSURANCE CO
             CUST IRA OF RONALD O KRIEGER
            520 BRYAN DR
             SAINT LOUIS, MO 63122-3647
 123                                                                   5.4


            PRINCIPAL LIFE INSURANCE CO
            CUST IRA OF BRIAN CHRISTOPHER
            14944 S HOFFMAN RD
             OREGON CITY OR 97045-9430
 223                                                                  19.6


            PRINCIPAL LIFE INSURANCE CO
             CUST 403B PLAN OF JUDITH A JEDLICKA
            35 PENATAQUIT PL
             HUNTINGTON, NY 11743-2414
 223                                                                   7.7


            PRINCIPAL LIFE INSURANCE CO
            CUST IRA OF MARY T FLANNERY
            217 E GRAVERS LN
             PHILA, PA 19118-2802
 223                                                                   5.5


            PRINCIPAL LIFE INSURANCE CO
             CUST IRA OF DENNIS W EYLER
            CENTER DRIVE PO BOX 2528
            BUTLER PA 16003-2528
 223                                                                   7.6


            DELORES E BUHRMAN
            TRANSFER ON DEATH SUBJECT TO STA TOD RULES
            514 MILLER ST
             HOLDREGE NE 68949-2057
 223                                                                  10.1


            PRINCIPAL LIFE INSURANCE CO
             CUST IRA OF DELORES E BUHRMAN
            514 MILLER ST
             HOLDREGE NE 68949-2057
 223                                                                  10.3

            PERSHING LLC
            P O BOX 2052
            JERSEY CITY NJ  07303-2052
 768                                                                  99.6



            PRINCIPAL LIFE INSURANCE CO
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 767                                                                  93.6




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 765                                                                 100.0




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 PIF - REAL ESTATE SECURITIES FUND
 932                                                                  12.7




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 932                                                                  68.9




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 932                                                                  14.6


            TRUSTAR FBO THE CHURCH OF GOD
            ATTN NPIO TRADE DESK
            P.O. BOX 8963
            WILMINGTON, DE 19899
 930                                                                  12.0




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 930                                                                  88.0




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 685                                                                  99.0


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
            DES MOINES, IA 50303
 934                                                                   7.6


            LIFETIME 2010 FUND
            ATTN MUTUAL FUND ACCOUNTING-H221
            711 HIGH ST
             DES MOINES, IA 50392-0200
 934                                                                  12.1


            LIFETIME 2020 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
             DES MOINES, IA 50392-0200
 934                                                                   8.4


            LIFETIME 2030 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
            DES MOINES, IA 50392-0200
 934                                                                  27.7



            PRINCIPAL LIFE INSURANCE CO
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 934                                                                  10.9


            SAM BALANCED PORTFOLIO PIF
            ATTN MUTUAL FUND ACCOUNTING -H221
            711 HIGH ST
            DES MOINES, IA 503920200
 934                                                                  11.6


            SAM CONS GROWTH PORTFOLIO PIF
            ATTN MUTUAL FUND ACCOUNTING-H221
             711 HIGH ST
            DES MOINES, IA 50392
 934                                                                   8.1


            SAM STRATEGIC GROWTH PORTFOLIO PIF
            ATTN MUTUAL FUND ACCOUNTING-H221
             711 HIGH ST
            DES MOINES, IA 50392
 933                                                                   7.4



            DELAWARE CHARTER GUARANTEE & TRUST
             FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 933                                                                  13.3




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 933                                                                  66.8




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 931                                                                  11.9




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 931                                                                  88.1




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 PIF - SHORT-TERM BOND FUND
 642                                                                  76.8




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 640                                                                  95.5




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 615                                                                  10.3



            PRINCIPAL LIFE INSURANCE CO
            PUBLIC SEED ACCOUNT
            ATTN: H096 INV ACCT G-17-E20
            PRINCIPAL FINANCIAL GROUP
            DES MOINES, IA 50392-0810
 615                                                                  89.7


            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
            DES MOINES, IA 50303
 644                                                                  17.3

            PERSHING LLC
            P. O. BOX 2052
            JERSEY CITY
 644                                                                   8.4

            PERSHING LLC
            P. O. BOX 2052
            JERSEY CITY
 643                                                                  21.1



            Bankers Trust Company
            FBO Republic Bancorp Def Comp Plan
            Attn: Debbie Williams
            453 7th St
            Des Moines IA 50309
 643                                                                  37.3




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 643                                                                  23.9



            DCGT as TTEE and/or CUST
            FBO THE WESLEYAN PENSION FUND
            ATTN NPIO TRADE DESK
             711 High Street
             Des Moines, IA 50303
 641                                                                  16.8




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 641                                                                  83.2


            DCGT as TTEE and/or CUST
            FBO Principal Financial Group Quali fied FIA
            Omnibus
            ATTN NPIO TRADE DESK
             711 High Street
            Des Moines, IA 50303
 PIF - SMALLCAP BLEND FUND
 942                                                                  18.0




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 942                                                                  73.2




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 940                                                                  98.3




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 686                                                                 100.0


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
             DES MOINES, IA 50303
 944                                                                  11.5




            THE PRINCIPAL TRUST
            FOR POST- RETIREMENT
             MEDICAL BENEFITS RETIRED IND FIELD 5073
            ATTN CRYSTAL MORRIS S-003-S60
             PRINCIPAL FINANCIAL GROUP
            DES MOINES, IA 50392-0480
 944                                                                   6.5



            PRINCIPAL TRUST FOR LIFE
            INS BENEFITS FOR EE'S - RETIRED
            5016 ATTN CRYSTAL MORRIS S-003-S60
             PRINCIPAL FINANCIAL GROUP
             DES MOINES, IA 50392-0480
 944                                                                  10.0




            PRINCIPAL TRUST
            FOR HEALTH BENEFITS
            FOR IND FIELD - RETIRED
            5025 ATTN CRYSTAL MORRIS S-003-S60
            PRINCIPAL FINANCIAL GROUP
            DES MOINES, IA 50392-0480
 944                                                                  59.2



            THE PRINCIPAL TRUST FOR
            POST- RETIREMENT MEDICAL BENEFITS RETIRED EE 5072
            ATTN CRYSTAL MORRIS S-003-S60
            PRINCIPAL FINANCIAL GROUP
            DES MOINES, IA 5039  2-0480
 943                                                                   5.2



            BANKERS TRUST COMPANY
             FBO NQ EXCESS PLAN OF DENKOR
            ATTN: DEBBIE WILLIAMS
             453 7TH ST
             DES MOINES IA 50309-4110
 943                                                                  53.2




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 943                                                                   7.4



            RELIANCE TRUST CO TTEE
             FBO OLD MUTUAL US LIFE EXCESS PLAN
            ERIC ANDERSON 3384
            PEACHTREE RD NE
            ATLANTA GA 30326-1181
 943                                                                   5.9



            Principal Trust Company
             FBO Exec NQ Excess of Keller Founda tion
            Attn: Susan Saggione
            1013 Centre Rd
            Wilmington DE 19805
 941                                                                 100.0




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 PIF - SMALLCAP GROWTH FUND
 952                                                                  98.1




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 950                                                                 100.0




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 687                                                                  12.7



            PRINCIPAL LIFE INSURANCE CO
             PUBLIC SEED ACCOUNT
            ATTN: H096 INV ACCT G-17-E20
            PRINCIPAL FINANCIAL GROUP
            DES MOINES, IA 50392-0810
 687                                                                  87.3


            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
            DES MOINES, IA 50303
 954                                                                  32.7


            SAM BALANCED PORTFOLIO PIF
            ATTN MUTUAL FUND ACCOUNTING -H221
            711 HIGH ST
             DES MOINES, IA 503920200
 954                                                                  36.5


            SAM CONS GROWTH PORTFOLIO PIF
            ATTN MUTUAL FUND ACCOUNTING-H221
             711 HIGH ST
            DES MOINES, IA 50392
 954                                                                  24.4


            SAM STRATEGIC GROWTH PORTFOLIO PIF
            ATTN MUTUAL FUND ACCOUNTING-H221
            711 HIGH ST
             DES MOINES, IA 50392
 953                                                                  16.4



            GE CAPITAL REAL ESTATE
            FBO GE CAP REAL ESTATE SAVINGS PLAN
            ATTN NANCY LANHAM
            16479 DALLAS PKWY STE 500
            ADDISON TX  75001-6852
 953                                                                  80.0




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 951                                                                 100.0



            DCGT as TTEE and/or CUST
             FBO Various Qualifed Plans
             ATTN NPIO TRADE DESK
            711 High Street
            Des Moines, IA 50303
 PIF - SMALLCAP S&P 600 INDEX FUND
 962                                                                  10.0




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 962                                                                  85.7




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 960                                                                  10.2




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
             ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 960                                                                  89.7




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 688                                                                 100.0


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
             DES MOINES, IA 50303
 964                                                                  22.0


            LIFETIME 2010 FUND
            ATTN MUTUAL FUND ACCOUNTING-H221
             711 HIGH ST
             DES MOINES, IA 50392-0200
 964                                                                  37.8


            LIFETIME 2020 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
             DES MOINES, IA 50392-0200
 964                                                                   9.5


            LIFETIME 2040 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
            DES MOINES, IA 50392-0200
 964                                                                   5.4


            LIFETIME STRATEGIC INCOME FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
             DES MOINES, IA 50392-0200
 964                                                                  20.1


            LIFETIME 2030 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
             DES MOINES, IA 50392-0200
 963                                                                   7.3



            DELAWARE CHARTER GUARANTEE & TRUST
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 963                                                                  10.2




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 963                                                                  78.2




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 961                                                                   8.5




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 961                                                                  91.5




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 PIF - SMALLCAP VALUE FUND
 972                                                                   5.4




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 972                                                                  91.8




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392
 970                                                                   8.7




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS NONQUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 970                                                                  91.3




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 689                                                                 100.0


            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            711 HIGH STREET
             DES MOINES, IA 50303
 974                                                                   5.2


            LIFETIME 2010 FUND
            ATTN MUTUAL FUND ACCOUNTING-H221
            711 HIGH ST
            DES MOINES, IA 50392-0200
 974                                                                  12.4


            LIFETIME 2020 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
             711 HIGH ST
             DES MOINES, IA 50392-0200
 974                                                                   9.0


            LIFETIME 2030 FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
            DES MOINES, IA 50392-0200
 974                                                                  21.7


            SAM BALANCED PORTFOLIO PIF
            ATTN MUTUAL FUND ACCOUNTING -H221
            711 HIGH ST
             DES MOINES, IA 503920200
 974                                                                  23.4


            SAM CONS GROWTH PORTFOLIO PIF
            ATTN MUTUAL FUND ACCOUNTING-H221
            711 HIGH ST
            DES MOINES, IA 50392
 974                                                                  16.0


            SAM STRATEGIC GROWTH PORTFOLIO PIF
            ATTN MUTUAL FUND ACCOUNTING-H221
            711 HIGH ST
             DES MOINES, IA 50392
 973                                                                  82.0




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 971                                                                  97.4




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 PIF - ULTRA SHORT BOND FUND
 987                                                                  98.4




            DELAWARE CHARTER GUARANTEE & TRUS
            FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 985                                                                   5.8




            CITIZENS BUSINESS BANK
            FBO AAA ELE MOTOR SALES & SERV INC RETMT SAV
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
            DES MOINES, IA 50392
 985                                                                  93.9




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
 989                                                                 100.0



            PRINCIPAL LIFE INSURANCE CO
            PUBLIC SEED ACCOUNT
            ATTN: H096 INV ACCT G-17-E20
            PRINCIPAL FINANCIAL GROUP
             DES MOINES, IA 50392-0810
 102                                                                  11.6

            HEATHER M JACOBS
            806 NW LOGAN ST
            ANKENY IA 50023-1720
 102                                                                   9.0

            WELLS FARGO INVESTMENTS LLC
            A/C 3943-2331625 MARQUETTE AVE S 13TH FLOOR
            MINNEAPOLIS MN  55402-2308
 102                                                                   5.8

            WELLS FARGO INVESTMENTS LLC A/C 8291-3565
            625 MARQUETTE AVE S 13TH FLOOR
             MINNEAPOLIS MN  55402-2308
 990                                                                  40.3


            LIFETIME 2010 FUND
            ATTN MUTUAL FUND ACCOUNTING-H221
            711 HIGH ST
            DES MOINES, IA 50392-0200
 990                                                                  51.7


            LIFETIME STRATEGIC INCOME FUND
            ATTN MUTUAL FUND ACCOUNTING- H221
            711 HIGH ST
             DES MOINES, IA 50392-0200
 990                                                                   7.7



            PRINCIPAL LIFE INSURANCE CO
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
             DES MOINES, IA 50392
 988                                                                  97.4




            DELAWARE CHARTER GUARANTEE & TRUS
             FBO VARIOUS QUALIFED PLANS
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN RIS NPIO TRADE DESK
             711 HIGH STREET
             DES MOINES, IA 50392

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INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORS
The Manager of the Fund is Principal Management Corporation ("Principal"), a wholly owned subsidiary of Principal Financial Services, Inc. Principal is an affiliate of Principal Life. The address of Principal is the Principal Financial Group, Des Moines, Iowa 50392-2080. Principal was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.

Principal has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Fund. For these services, each Sub-Advisor is paid a fee by Principal.


Fund(s): Partners LargeCap Value and Partners SmallCap Growth I
Sub-Advisor: AllianceBernstein L.P. ("AllianceBernstein"). AllianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105.

Fund(s): Partners LargeCap Growth II and Partners LargeCap Value II Sub-Advisor: American Century Investment Management, Inc. ("American Century")
         was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111.

Fund(s): Partners SmallCap Value
Sub-Advisor: Ark Asset Management Co., Inc. ("Ark Asset") is an independent,
         100% employee owned investment management firm. Ark Asset's offices are located at 125 Broad Street, New York, NY 10004.

Fund(s): MidCap Value
Sub-Advisor: Barrow, Hanley, Mewhinney & Strauss ("BHMS") is an investment advisory firm that was founded in 1979. It is registered as an investment adviser under the Investment Advisers Act of 1940. BHMS manages investments for institutional investors. It is a wholly owned subsidiary of Old Mutual Asset Management (US), which is a wholly owned subsidiary of Old Mutual plc. BHMS's address is 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201.

Fund(s): Partners LargeCap Growth II and Partners LargeCap Value
Sub-Advisor: BNY Investment Advisors ("BNY"), a separately identifiable division of The Bank of New York, is located at 1633 Broadway, NY, NY 10019. Founded by Alexander Hamilton in 1784, The Bank of New York is one of the largest commercial banks in the United States. The Bank of New York began offering investment services in the 1830s and manages investments for institutions and individuals.

Fund(s): LargeCap Growth, MidCap Growth, and Partners SmallCap Growth III Sub-Advisor: Columbus Circle Investors ("CCI") is an affiliate of PGI and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902.

Fund(s): Partners SmallCap Value II
Sub-Advisor: Dimensional Fund Advisors Inc. ("Dimensional"), located at 1299
         Ocean Avenue, Santa Monica, CA 90401, is a registered investment advisor.
Sub-Advisor: Vaughan Nelson Investment Management, LP ("Vaughan Nelson") is located at 600 Travis Street, Suite 6300, Houston, Texas 77002. Founded in 1970, Vaughan Nelson is a subsidiary of IXIS Asset Management US Group, L.P.
Sub-Advisor: UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a
         Delaware corporation located at One North Wacker, Chicago, IL 60606, is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG.

Fund(s): Equity Income I, High Yield II, Income, MidCap Stock, Mortgage
         Securities, Short-Term Income, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio and West Coast Equity
Sub-Advisor: Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.)
         ("Edge") is an affiliate of Principal and a member of the of Principal Financial Group. Edge has been in the business of investment management since 1944. Its address is 1201 Third Avenue, 8th Floor, Seattle, WA 98101.

Fund(s): Partners SmallCap Growth Fund II
Sub-Advisor: Emerald Advisers, Inc. ("Emerald") is a wholly owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, PA 17601.

Sub-Advisor: Essex Investment Management Company, LLC ("Essex") is a
         Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. Its address is 125 High Street, 29th Floor, Boston, MA 02110.


Fund(s): Partners LargeCap Blend I and Partners MidCap Value I
Sub-Advisor: Goldman Sachs Asset Management, L.P. ("Goldman Sachs") is part of the Investment Management Division ("IMD") of Goldman, Sachs & Co. Goldman Sach's principal office is located at 32 Old Slip, New York, NY 10005.

Fund(s): Partners Global Equity and Partners SmallCap Value I
Sub-Advisor: J.P. Morgan Investment Management Inc. ("Morgan"), 245 Park Avenue,
         New York, NY 10167 is an indirect wholly owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"), a bank holding company. Morgan offers a wide range of services to governmental, institutional, corporate, and individual customers and acts as investment advisor to individual and institutional clients.

Fund(s): Partners MidCap Value I and Partners SmallCap Value
Sub-Advisor: Los Angeles Capital Management and Equity Research, Inc. ("LA
         Capital") is an independent, employee-owned firm. It is located at 11150 Santa Monica Boulevard, Los Angeles, CA 90025.

Fund(s): Partners SmallCap Growth III
Sub-Advisor: Mazama Capital Management, Inc. ("Mazama") is an independent employee-owned money management firm specializing in small and mid cap growth investing for institutional clients. The firm is headquartered at One Southwest Columbia Street, Suite 1500, Portland Oregon 97258.

Fund(s): Partners MidCap Growth I, Partners SmallCap Blend and Partners SmallCap
         Value I
Sub-Advisor: Mellon Equity Associates, LLP ("Mellon Equity"), 500 Grant Street,
         Suite 4200, Pittsburgh, PA 15258. Mellon Equity is a wholly owned subsidiary of Mellon Financial Corporation ("Mellon").

Fund(s): California Insured Intermediate Municipal, California Municipal and
         Tax-Exempt Bond I
Sub-Advisor: Morgan Stanley Investment Management Inc. d/b/a Van Kampen (''Van
         Kampen''), 1221 Avenue of the Americas, New York, New York 10020, acts as sub-advisor to the California Municipal, California Insured Intermediate Municipal, and Tax-Exempt Bond I Funds. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley, a publicly held global financial services company. Van Kampen provides investment advice to a wide variety of individual, institutional, and investment company clients.

Fund(s): Partners MidCap Value
Sub-Advisor: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. The two firms continue an asset management history that began in 1939. Neuberger Berman is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

Sub-Advisor: Jacobs Levy Equity Management, Inc. ("Jacobs Levy") provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity separate accounts for institutional clients. Its address is 100 Campus Drive, Florham Park, NJ 07932-0650.

Fund(s): Bond & Mortgage Securities, Disciplined LargeCap Blend, Diversified
         International, Government & High Quality Bond, High Quality Intermediate-Term Bond, Inflation Protection, International Emerging Markets, International Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap S&P 400 Index, MidCap Value, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Short-Term Bond, SmallCap Blend, SmallCap Growth, SmallCap S&P 600 Index, SmallCap Value, and Ultra Short Bond Funds.
Sub-Advisor: Principal Global Investors, LLC ("PGI") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. PGI has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. PGI manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

Fund(s): High Yield
Sub-Advisor: Post Advisory Group, LLC ("Post") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. Post was founded in April 1992. Its address is 11755 Wilshire Boulevard, Los Angeles, CA 90025.

Fund(s): Real Estate Securities
Sub-Advisor: Principal Real Estate Investors, LLC ("Principal - REI"), is an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000. It manages investments for institutional investors, including Principal Life. Principal - REI's address is 801 Grand Avenue, Des Moines, IA 50392.

Fund(s): Partners International and Partners MidCap Growth II
Sub-Advisor: Pyramis Global Advisors, LLC (formerly known as Fidelity Management
         & Research Company) ("Pyramis") is the Sub-Advisor. Pyramis's address is 82 Devonshire Street, Boston, MA 02109.

Fund(s): Preferred Securities
Sub-Advisor: Spectrum Asset Management, Inc. ("Spectrum") is an indirect subsidiary of Principal Life, an affiliate of PGI and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905.

Fund(s): Partners LargeCap Blend and Partners LargeCap Growth I
Sub-Advisor: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 69 years of investment management experience. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

Fund(s): Partners MidCap Growth
Sub-Advisor: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

Fund(s): Partners LargeCap Value I
Sub-Advisor: UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a
         Delaware corporation located at One North Wacker, Chicago, IL 60606, is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG.

THE SUB-SUB-ADVISORS
PGI, has entered into a sub-sub-advisory agreement with Post for the Bond & Mortgage Securities and Ultra Short Bond Funds, and with Spectrum for the Bond & Mortgage Securities and High Quality Intermediate-Term Bond Funds. Under the agreements, the sub-sub-advisors agree to manage the day-to-day investment of the Funds' assets allocated to it consistent with the Funds' investment objectives, policies and restrictions and will be responsible for, among other things, placing all orders for the purchase and sale of portfolio securities, subject to supervision and monitoring by each Sub-Advisor and oversight by the Board. Each firm, at its own expense, will provide all investment, management, and administrative personnel, facilities, and equipment necessary for the investment advisory services which it conducts for the Funds.

Under the agreements, PGI pays each sub-sub-advisor a fee which is accrued daily and paid monthly (calculated as percentage of the average daily net assets managed by each respective firm). Entering into these agreements does not change the management fee that the Fund pays Principal under its Management Agreement or the sub-advisory fee that Principal pays PGI under its sub-advisory agreement. PGI, and not the Fund, will bear the expenses of the services that each of the sub-sub-advisors provides to the Fund under the agreements.


PGI is the sub-advisor for the Bond & Mortgage Securities Fund. Day-to-day management decisions concerning a portion of the Bond & Mortgage Securities Fund's portfolio are made by Spectrum Asset Management, Inc. ("Spectrum"), and Post Advisory Group, LLC ("Post") each of which serves as sub-sub-advisor. Similar day-to-day management decisions concerning a portion of the High Quality Intermediate-Term Bond Fund's portfolio are made by Spectrum and such decisions for a portion of the Ultra Short Bond Fund's portfolio are made by Post.


Each of the persons affiliated with the Fund who is also an affiliated person of Principal or PGI is named below, together with the capacities in which such person is affiliated:

 NAME                  OFFICE HELD WITH THE    OFFICE HELD WITH PRINCIPAL/PGI
 ----                  FUND                    ------------------------------
                       --------------------
 Craig L. Bassett      Treasurer               Treasurer (Principal)
                       Executive Vice          Executive Vice President and
 Michael J. Beer       President               Chief Operating Officer
                                               (Principal)
                       Chief Compliance        Senior Vice President
 David J. Brown        Officer                 (Principal)
                       Vice President and
                       Chief Financial         Senior Vice President and Chief
 Jill R. Brown         Officer                 Financial Officer (Principal)
                       Director, President     Director and President
 Ralph C. Eucher       and CEO                 (Principal)
 Steve Gallaher        Assistant Counsel       2nd Vice President and Counsel
                       Vice President and      Vice President and Chief
 Ernest H. Gillum      Assistant Secretary     Compliance Officer (Principal)
 Patrick A. Kirchner   Assistant Counsel       Counsel (Principal)
 Sara Pitts            Assistant Counsel       Counsel (Principal)
                       Vice President and      Vice President and Controller
 Layne A. Rasmussen    Controller              (Principal) Mutual Funds
                                               Senior Vice President and
 Michael D. Roughton   Counsel                 Counsel (Principal); Counsel
                                               (PGI)
 Dan Westholm          Assistant Treasurer     Director - Treasury
                       Director and Chairman   Director and Chairman of the
 Larry D. Zimpleman    of the Board            Board (Principal)


CODES OF ETHICS
The Fund, Principal, each of the Sub-Advisors, the Distributor and Princor have adopted Codes of Ethics ("Codes") under Rule 17j-1 of the 1940 Act. Principal has also adopted such a Code under Rule 204A-1 of the Investment Advisers Act of 1940. These Codes are designed to prevent persons with access to information regarding the portfolio trading activity of a Fund from using that information for their personal benefit. In certain circumstances, personal securities trading is permitted in accordance with procedures established by the Codes. The Boards of Directors of

Principal, the Fund, the Distributor, Princor and each of the Sub-Advisors periodically review their respective Codes. The Codes are on file with, and available from, the Securities and Exchange Commission. A copy of the Fund's Code will also be provided upon request, which may be made by contacting the Fund.

FEES PAID TO THE MANAGER
Principal is paid a fee by each Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2006 was:

       Bond & Mortgage
       Securities                0.53%       Partners MidCap Growth      1.00%
       Disciplined LargeCap                  Partners MidCap Growth
       Blend                     0.59%       I                           1.00%
       Diversified                           Partners MidCap Growth
       International             0.90%       II                          1.00%
       Government & High
       Quality Bond              0.40%       Partners MidCap Value       1.00%
       High Quality
       Intermediate-Term Bond    0.40%       Partners MidCap Value I     1.00%
       High Yield                0.65%       Partners SmallCap Blend     1.00%
                                             Partners SmallCap
       Inflation Protection      0.40%       Growth I                    1.10%
       International Emerging                Partners SmallCap
       Markets                   1.35%/(1)/  Growth II                   1.00%
                                             Partners SmallCap
       International Growth      0.99%       Growth III                  1.10%
       LargeCap Growth           0.67%/(2)/  Partners SmallCap Value     1.00%
                                             Partners SmallCap Value
       LargeCap S&P 500 Index    0.15%       I                           1.00%
                                             Partners SmallCap Value
       LargeCap Value            0.45%       II                          1.00%
       MidCap Blend              0.64%       Preferred Securities        0.75%
       MidCap Growth             0.65%       Principal LifeTime 2010   0.1225%
       MidCap S&P 400 Index      0.15%       Principal LifeTime 2020   0.1225%
       MidCap Value              0.65%       Principal LifeTime 2030   0.1225%
       Money Market              0.40%       Principal LifeTime 2040   0.1225%
       Partners Global Equity    0.95%       Principal LifeTime 2050   0.1225%
                                             Principal Lifetime
       Partners International    1.09%       Strategic Income          0.1225%
       Partners LargeCap Blend   0.74%       Real Estate Securities      0.84%
       Partners LargeCap Blend
       I                         0.45%       Short-Term Bond             0.40%
       Partners LargeCap
       Growth I                  0.74%       SmallCap Blend              0.75%
       Partners LargeCap
       Growth II                 0.99%       SmallCap Growth             0.75%
       Partners LargeCap Value   0.77%       SmallCap S&P 600 Index      0.15%
       Partners LargeCap Value
       I                         0.80%       SmallCap Value              0.75%
       Partners LargeCap Value
       II                        0.85%       Ultra Short Bond            0.40%


/ //(1)/ The Fund's management fees have decreased effective October 1, 2006. / //(2)/ The Fund's management fees have increased effective January 16, 2007.


The management fee schedules for the Funds are as follows:

                               FIRST $500  NEXT $500   NEXT $500    OVER $1.5
            FUND                MILLION     MILLION     MILLION      BILLION
            ----                -------     -------     -------      -------
Bond & Mortgage Securities        0.55%       0.53%       0.51%        0.50%
Disciplined LargeCap Blend        0.60        0.58        0.56         0.55
Diversified International         0.90        0.88        0.86         0.85
Government & High Quality
Bond                              0.40        0.38        0.36         0.35
High Quality
Intermediate-Term Bond            0.40        0.38        0.36         0.35
High Yield                        0.65        0.63        0.61         0.60
Inflation Protection              0.40        0.38        0.36         0.35
International Emerging
Markets                           1.20        1.18        1.16         1.15
International Growth              1.00        0.98        0.96         0.95
LargeCap S&P 500 Index            0.15        0.15        0.15         0.15
LargeCap Value                    0.45        0.43        0.41         0.40
MidCap Blend                      0.65        0.63        0.61         0.60
MidCap Growth                     0.65        0.63        0.61         0.60
MidCap S&P 400 Index              0.15        0.15        0.15         0.15
MidCap Value                      0.65        0.63        0.61         0.60
Money Market                      0.40        0.39        0.38         0.37
Partners Global Equity            0.95        0.93        0.91         0.90
Partners International            1.10        1.08        1.06         1.05
Partners LargeCap Blend           0.75        0.73        0.71         0.70
Partners LargeCap Blend I         0.45        0.43        0.41         0.40
Partners LargeCap Growth I        0.75        0.73        0.71         0.70
Partners LargeCap Growth II       1.00        0.98        0.96         0.95
Partners LargeCap Value           0.80        0.78        0.76         0.75
Partners LargeCap Value I         0.80        0.78        0.76         0.75
Partners LargeCap Value II        0.85        0.83        0.81         0.80
Partners MidCap Growth            1.00        0.98        0.96         0.95
Partners MidCap Growth I          1.00        0.98        0.96         0.95
Partners MidCap Growth II         1.00        0.98        0.96         0.95
Partners MidCap Value             1.00        0.98        0.96         0.95
Partners MidCap Value I           1.00        0.98        0.96         0.95
Partners SmallCap Blend           1.00        0.98        0.96         0.95
Partners SmallCap Growth I        1.10        1.08        1.06         1.05
Partners SmallCap Growth II       1.00        0.98        0.96         0.95
Partners SmallCap Growth III      1.10        1.08        1.06         1.05
Partners SmallCap Value           1.00        0.98        0.96         0.95
Partners SmallCap Value I         1.00        0.98        0.96         0.95
Partners SmallCap Value II        1.00        0.98        0.96         0.95
Preferred Securities              0.75        0.73        0.71         0.70
Principal LifeTime 2010         0.1225      0.1225      0.1225       0.1225
Principal LifeTime 2020         0.1225      0.1225      0.1225       0.1225
Principal LifeTime 2030         0.1225      0.1225      0.1225       0.1225
Principal LifeTime 2040         0.1225      0.1225      0.1225       0.1225
Principal LifeTime 2050         0.1225      0.1225      0.1225       0.1225
Principal LifeTime Strategic
Income                          0.1225      0.1225      0.1225       0.1225
Real Estate Securities            0.85        0.83        0.81         0.80
Short-Term Bond                   0.40        0.38        0.36         0.35
SmallCap Blend                    0.75        0.73        0.71         0.70
SmallCap Growth                   0.75        0.73        0.71         0.70
SmallCap S&P 600 Index            0.15        0.15        0.15         0.15
SmallCap Value                    0.75        0.73        0.71         0.70
Tax-Exempt Bond I                 0.50        0.48        0.46         0.45
Ultra Short Bond                  0.40        0.39        0.38         0.37

                             FIRST $500  NEXT $500  NEXT $1  NEXT $1   OVER $3
           FUND               MILLION     MILLION   BILLION  BILLION   BILLION
           ----               -------     -------   -------  -------   -------
LargeCap Growth /(1)/          0.68%       0.65%     0.62%    0.58%     0.55%


/ //(//1//) /The management fee schedule for LargeCap Growth Fund for the period ended January 15, 2007 was as follows: 0.55% for the first $500 million, 0.53% for the next $500 million, 0.51% for the next $500 million, and 0.50% for over $1.5 billion.

            FUND                 FIRST $1 BILLION          OVER $1 BILLION
            ----                 ----------------          ---------------
California Insured
Intermediate Municipal        0.50%                   0.45
California Municipal          0.50                    0.45


                                 FIRST $250      NEXT $250        OVER $500
            FUND                  MILLION         MILLION          MILLION
            ----                  -------         -------          -------
Equity Income I                    0.60%           0.55%            0.50%


            FUND                FIRST $250 MILLION        OVER $250 MILLION
            ----                ------------------        -----------------
High Yield II                         0.625%                   0.500%


            FUND                 FIRST $2 BILLION          OVER $2 BILLION
            ----                 ----------------          ---------------
Income                                0.50%                     0.45%
Mortgage Securities                   0.50%                     0.45%


                                FIRST $1    NEXT $1     NEXT $1      OVER $3
            FUND                BILLION     BILLION     BILLION      BILLION
            ----                -------     -------     -------      -------
MidCap Stock                     0.75%       0.70%       0.65%        0.60%


                                 FIRST $200      NEXT $300        OVER $500
            FUND                  MILLION         MILLION          MILLION
            ----                  -------         -------          -------
Short-Term Income                  0.50%           0.45%            0.40%

                                FIRST $500        NEXT $500         OVER $1
            FUND                  MILLION          MILLION          BILLION
            ----                  -------          -------          -------
West Coast Equity                 0.625%           0.500%           0.375%


                        FIRST $500  NEXT $500  NEXT $1  NEXT $1  NEXT $1  NEXT $1   OVER $5
         FUND            MILLION     MILLION   BILLION  BILLION  BILLION  BILLION   BILLION
         ----            -------     -------   -------  -------  -------  -------   -------
SAM Balanced Portfolio
*                         0.55%       0.50%     0.45%    0.40%    0.35%    0.30%     0.25%
SAM Conservative
Balanced Portfolio *      0.55        0.50      0.45     0.40     0.35     0.30      0.25
SAM Conservative
Growth Portfolio *        0.55        0.50      0.45     0.40     0.35     0.30      0.25
SAM Flexible Income
Portfolio *               0.55        0.50      0.45     0.40     0.35     0.30      0.25
SAM Strategic Growth
Portfolio *               0.55        0.50      0.45     0.40     0.35     0.30      0.25
* Breakpoints based on aggregate SAM Portfolio net assets



Each Fund pays all of its operating expenses, except those Funds for which Principal has agreed to pay such expenses. Under the terms of the Management Agreement, Principal is responsible for paying the expenses associated with the organization of each Fund, including the expenses incurred in the initial registration of the Funds with the Securities and Exchange Commission, compensation of personnel, officers and directors who are also affiliated with the Principal, and expenses and compensation associated with furnishing office space and all necessary office facilities and equipment and personnel necessary to perform the general corporate functions of the Fund. Principal is also responsible for providing portfolio accounting services to each of the Funds, without charge, pursuant to a Portfolio Accounting Services Agreement; provided however, Principal is not so obligated with respect to the Equity Income I, LargeCap Growth, Disciplined LargeCap Blend, Diversified International, Money Market, Real Estate Securities, SmallCap Growth, SmallCap Value, and Tax-Exempt Bond I Funds. That agreement will terminate effective March 1, 2008, at which time the services will be provided to each Fund at cost, under the terms of the Management Agreement. Principal Shareholder Services, Inc., a wholly owned subsidiary of Principal, provides transfer agent services for Class A, B, C, J and Institutional Class shares, including qualifying shares of the Fund for sale in states and other jurisdictions, for each Fund pursuant to an additional agreement with the Fund. Principal is also responsible for providing certain shareholder services to the Advisors Select, Advisors Preferred, Advisors Signature, Select, and Preferred share classes pursuant to an additional agreement.

The Manager has contractually agreed to limit the Fund's expenses on certain share classes of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. The operating expense limits and the agreement terms are as follows:

                                                                    INSTITUTIONAL
                        CLASS A  CLASS B    CLASS C    CLASS J          CLASS          EXPIRATION
                        -------  -------    -------    -------      -------------      ----------
 Bond & Mortgage
 Securities              0.94       1.60      1.75**      N/A                    N/A    06/30/2009
 California Insured
 Intermediate
 Municipal               0.86       1.62      1.62        N/A                    N/A    02/28/2008
 California Municipal    0.83       1.59      1.59        N/A                    N/A    02/28/2008
 Dislocating LargeCap
 Blend                   0.88       1.91      1.82        N/A                    N/A    02/28/2008
 Diversified
 International           1.29       2.30      2.08       1.59                   0.90    02/28/2008
 Equity Income I         0.87       1.73      1.65        N/A                    N/A    02/28/2008
 Government Securities
 & High Quality Bond      N/A        N/A      1.65        N/A                    N/A    02/28/2008
 High Quality
 Intermediate-Term
 Bond                     N/A        N/A       N/A       1.35                    N/A    02/28/2008
 High Yield II           0.90       1.66      1.65        N/A                    N/A    02/28/2008
 Income                  0.90       1.64      1.65        N/A                    N/A    02/28/2008
 Inflation Protection
 Fund                    0.90*       N/A      1.65       1.15                    N/A    02/28/2008
 International
 Emerging Markets         N/A        N/A      2.80        N/A                    N/A    02/28/2008
 LargeCap Growth         1.28       2.26      2.03        N/A                    N/A    02/28/2008
 LargeCap S&P 500
 Index                    N/A        N/A      1.30        N/A                    N/A    02/28/2008
 LargeCap Value           N/A        N/A      1.70        N/A                    N/A    02/28/2008
 MidCap Blend            1.02       1.32      1.95**      N/A                    N/A    06/30/2008
 MidCap Stock            1.10       2.06      1.95        N/A                    N/A    02/28/2008
 Money Market            0.64       1.74      1.79        N/A                    N/A    02/28/2008
 Mortgage Securities     0.91       1.65      1.63        N/A                    N/A    02/28/2008
 Partners LargeCap
 Blend                    N/A        N/A      2.20        N/A                    N/A    02/28/2008
 Partners LargeCap
 Blend I                  N/A        N/A      1.90        N/A                    N/A    02/28/2008
 Partners LargeCap
 Growth I                 N/A        N/A      2.20        N/A                    N/A    02/28/2008
 Partners LargeCap
 Growth II               1.70        N/A      2.45       1.75                    N/A    02/28/2008
 Partners LargeCap
 Value                    N/A        N/A      2.25        N/A                    N/A    02/28/2008
 Partners MidCap
 Growth                  1.75       2.50      2.50**      N/A                    N/A    06/30/2008
 Partners MidCap
 Growth I                1.75        N/A      2.50        N/A                    N/A    02/28/2008
 Partners MidCap Value   1.75       2.50      2.50        N/A                    N/A    02/28/2008
 Partners SmallCap
 Growth I                 N/A        N/A       N/A       2.05                    N/A    02/28/2008
 Partners SmallCap
 Growth II               1.95       2.70      2.70**     2.05**                  N/A    06/30/2008
 Partners SmallCap
 Value                    N/A        N/A       N/A       1.95                    N/A    02/28/2008
 Preferred Securities    1.00*       N/A      1.75       1.60                    N/A    02/28/2008
 Principal LifeTime
 2010                    0.50*       N/A      1.25**     0.75                    N/A    02/28/2008
 Principal LifeTime
 2020                    0.50*      1.25*     1.25**     0.75                    N/A    02/28/2008
 Principal LifeTime
 2030                    0.50*      1.25*     1.25**     0.75                    N/A    02/28/2008
 Principal LifeTime
 2040                    0.50*      1.25*     1.25**     0.75                    N/A    02/28/2008
 Principal LifeTime
 2050                    0.50*      1.25*     1.25       0.75                    N/A    02/28/2008
 Principal LifeTime
 Strategic Income        0.50*      1.25*     1.25**     0.75                    N/A    02/28/2008
 Real Estate
 Securities              1.28       2.08      1.98        N/A                    N/A    02/28/2008
 Short-Term Bond          N/A        N/A      1.70        N/A                    N/A    02/28/2008
 SAM Balanced            0.66       1.43      1.42       0.95                    N/A    02/28/2008
 SAM Conservative
 Balanced                0.68       1.45      1.43       0.95                    N/A    02/28/2008
 SAM Conservative
 Growth                  0.68       1.45      1.44       0.95                    N/A    02/28/2008
 SAM Flexible Income     0.67       1.44      1.43       0.95                    N/A    02/28/2008
 SAM Strategic Growth    0.70       1.47      1.46       0.95                    N/A    02/28/2008
 Short-Term Income       0.95        N/A      1.67        N/A                    N/A    02/28/2008
 SmallCap Blend           N/A        N/A      2.20        N/A                    N/A    02/28/2008
 SmallCap Growth         1.42       2.57      2.21       1.50                   0.75    02/28/2008
 SmallCap Value          1.35       2.29      2.08       1.47                   0.75    02/28/2008
 Tax-Exempt Bond I       0.76       1.15      1.65**      N/A                    N/A    06/30/2008
 Ultra Short Bond        0.75*       N/A      1.50       1.20                    N/A    02/28/2008
 West Coast Equity       0.86       1.78      1.70        N/A                    N/A    02/28/2008
///* /Effective: March 1, 2006
**
 Expiration: February
 28, 2008

                                     ADVISORS                                 ADVISORS
                                    PREFERRED                PREFERRED         SELECT   SELECT      ADVISORS
                                      CLASS                    CLASS           CLASS     CLASS   SIGNATURE CLASS   EXPIRATION
                                    ---------                ---------        --------  ------   ---------------   ----------
 Diversified International                       1.47%                 1.16%   1.65%     1.28%        1.78%         02/28/2008
 SmallCap Growth                                 1.32                  1.01    1.50      1.13         1.63          02/28/2008
 SmallCap Value                                  1.32                  1.01    1.50      1.13         1.63          02/28/2008



Fees paid for investment management services during the periods indicated were as follows:

                             MANAGEMENT FEES FOR PERIODS ENDED OCTOBER 31
                             --------------
 FUND                        2006           2005                 2004
 ----                        ----           ----                 ----
 Bond & Mortgage
 Securities              $ 8,920,241     $ 5,132,094          $ 2,688,040
 California Insured
 Intermediate Municipal      604,603         702,877              811,881
 California Municipal      2,007,196       2,102,225            2,357,821
 Disciplined LargeCap
 Blend                     5,236,138       2,484,913              153,994
 Diversified
 International             5,968,204       2,283,907              745,729
 Equity Income Fund I     16,718,327      10,506,944            6,494,421
 Government & High
 Quality Bond              1,617,006         916,595              438,596
 High Quality
 Intermediate-Term Bond      496,920         370,871              240,603
 High Yield                  544,912        245,108/(//1//)/
 High Yield II             4,845,844       4,227,833            3,656,109
 Income                    6,152,234       5,931,217            5,564,174
 Inflation Protection        375,925        152,501/(//1//)/
 International Emerging
 Markets                   2,932,054       1,077,236              357,526
 International Growth      9,966,850       5,444,797            3,091,203
 LargeCap Growth           4,310,950       1,766,507              604,743
 LargeCap S&P 500 Index    1,241,257         948,572              899,740
 LargeCap Value            2,852,897       1,282,322              460,338
 MidCap Blend              4,990,756       2,079,396              452,794
 MidCap Growth               175,119         124,298              130,927
 MidCap S&P 400 Index        208,057         120,885               74,404
 MidCap Stock              6,864,331       6,140,244            4,418,962
 MidCap Value                850,777         654,579              427,898
 Money Market              2,597,951       1,601,301              715,144
 Mortgage Securities       8,890,316       8,599,051            6,850,427
 Partners Global Equity      198,582         69,130/(//2//)/
 Partners International    7,962,057       4,289,099             835,381/(//3//)/
 Partners LargeCap
 Blend                     6,463,592       5,180,187            3,816,625
 Partners LargeCap
 Blend I                     957,510         408,998              129,570
 Partners LargeCap
 Growth I                  7,298,420       6,070,305            5,138,429
 Partners LargeCap
 Growth II                 8,533,285       5,283,105            1,399,401
 Partners LargeCap
 Value                    16,314,826      12,192,603            9,526,884
 Partners LargeCap
 Value I                   3,271,462       1,151,198              17,053/(//4//)/
 Partners LargeCap
 Value II                  1,812,059        896,443/(//1//)/
 Partners MidCap Growth    4,510,813       1,615,525              366,292
 Partners MidCap Growth
 I                         2,749,755       2,011,387             639,467/(//3//)/
 Partners MidCap Growth
 II                        5,490,302      2,330,011/(//1//)/
 Partners MidCap Value     6,294,150       4,369,396            1,797,583
 Partners MidCap Value
 I                         6,350,949       4,266,927           1,248,775/(//3//)/
 Partners SmallCap
 Blend                     2,430,278       2,040,434              815,310
 Partners SmallCap
 Growth I                  1,302,665       1,142,276              886,227
 Partners SmallCap
 Growth II                 5,835,968       3,800,328            2,462,995
 Partners SmallCap
 Growth III                2,123,142         763,865              21,005/(//4//)/
 Partners SmallCap
 Value                     3,084,714       3,094,810            2,420,186
 Partners SmallCap
 Value I                   3,376,783       1,934,248              878,429
 Partners SmallCap
 Value II                  3,353,323       1,471,842               84,203
 Preferred Securities      3,696,031       2,067,479            1,282,198
 Principal LifeTime
 2010                      1,004,036         549,232              281,820
 Principal LifeTime
 2020                      1,780,906         860,943              403,222
 Principal LifeTime
 2030                      1,468,816         727,582              384,217
 Principal LifeTime
 2040                        648,933         292,998              127,700
 Principal LifeTime
 2050                        303,710         131,676               63,674
 Principal LifeTime
 Strategic Income            419,143         264,658              114,614
 Real Estate Securities    8,663,199       4,924,525            2,459,268
 SAM Balanced Portfolio   14,338,795      22,943,464           17,411,691
 SAM Conservative
 Balanced Portfolio        2,021,150       3,473,818            2,416,230
 SAM Conservative
 Growth Portfolio         11,566,375      18,481,899           13,878,166
 SAM Flexible Income
 Portfolio                 2,936,668       6,144,510            5,205,986
 SAM Strategic Growth
 Portfolio                 6,956,462      11,039,655            8,045,722
 Short-Term Bond             792,753         393,548              199,011
 Short-Term Income         1,247,103       1,318,161            1,297,592
 SmallCap Blend            2,375,684       1,293,621              640,271
 SmallCap Growth             298,481         220,898              187,554
 SmallCap S&P 600 Index      510,394         310,146              139,801
 SmallCap Value            1,236,949         654,297              328,987
 Tax-Exempt Bond I           991,921       1,085,937            1,200,519
 Ultra Short Bond            856,494         324,495              333,736
 West Coast Equity         8,647,482       7,293,109            6,264,888

/ //(//1//)/ Period from December 29, 2004 (date operations commenced) through
 October 31, 2005.
/ //(//2//)/ Period from March 1, 2005 (date operations commenced) through
 October 31, 2005.
/ //(//3//)/ Period from December 29, 2003 (date operations commenced) through
 October 31, 2004.
/ //(//4//)/ Period from June 1, 2004 (date operations commenced) through
 October 31, 2004.

Sub-Advisory Agreements for the Funds
-------------------------------------


FUNDS FOR WHICH PRINCIPAL GLOBAL INVESTORS, LLC ("PGI") SERVES AS SUB-ADVISOR .. PGI is Sub-Advisor for each Fund identified below in Tables A, B, and C. The Manager pays PGI a fee, computed and paid monthly, at an annual rate as shown below.


To calculate the fee for a Fund in Table A, assets of the Fund, along with the assets of all other Funds in Table A, are combined with any:
.. Principal Life non-registered separate account sub-advised by PGI with assets invested primarily in fixed-income securities (except money market separate accounts),
.. Principal Life sponsored mutual fund sub-advised by PGI with assets invested primarily in fixed-income securities (except money market mutual funds), and .. assets of the Principal Variable Contracts Fund, Inc. - Balanced Account.
The calculation does not include any portion of such mutual funds and/or separate accounts for which advisory services are provided, directly or indirectly, by employees of Post Advisory Group, LLC ("Post").

To calculate the fee for a Fund in Table B, the assets of the Fund are combined with assets sub-advised by PGI with the same investment mandate (e.g., midcap value) in
.. (a) Principal Life non-registered separate account sub-advised by PGI and .. (b) Principal Life sponsored mutual fund sub-advised by PGI.

For any Fund for which investment advisory services are provided, directly or indirectly, by employees of Post, the Manager pays a fee equal to an annual rate of 0.30% for the portion of the net assets for which Post provides investment advisory services.

                            PGI SUB-ADVISED FUNDS
                                                 TABLE A
                                         NET ASSET VALUE OF FUND
                             ------------------------------------------------
                                FIRST        NEXT        NEXT         OVER
 FUND                         $5 BILLION  $1 BILLION  $4 BILLION   $10 BILLION
 ----                        -----------  ----------  ----------   -----------
 Bond & Mortgage
 Securities, Government &
 High Quality Bond, High
 Quality Intermediate-Term
 Bond, Inflation
 Protection, Short-Term
 Bond, and Ultra Short Bond    0.1126%     0.0979%     0.0930%       0.0881%


                                                                          TABLE B
                                                                  NET ASSET VALUE OF FUND
                             -------------------------------------------------------------------------------------------------
                                FIRST         NEXT          NEXT           NEXT           NEXT          NEXT           OVER
 FUND                         $50 MILLION  $50 MILLION   $100 MILLION   $200 MILLION  $350 MILLION  $750 MILLION   $1.5 BILLION
 ----                        ------------  -----------  -------------  -------------  ------------  ------------   ------------
 Disciplined LargeCap
 Blend, and LargeCap Value     0.2643%       0.2448%       0.2154%        0.1762%       0.1273%       0.0881%        0.0587%
 Diversified International
 and International Growth      0.3427        0.2741        0.1958         0.1566        0.1175        0.0979         0.0783



                            FIRST             NEXT              NEXT              NEXT              NEXT              NEXT
                         $25 MILLION       $75 MILLION      $100 MILLION      $300 MILLION      $500 MILLION      $500 MILLION
                         -----------       -----------      ------------      ------------      ------------      ------------
 MidCap Blend and
 MidCap Value (PGI)      0.3916%           0.3133%          0.2643%           0.2252%           0.1762%                   0.1273%
 SmallCap Blend,
 SmallCap Growth and
 SmallCap Value          0.4699            0.3524           0.2643            0.2448            0.2154                    0.1762
                              OVER
                          $1.5 BILLION
                          ------------
 MidCap Blend and         0.0783%
 MidCap Value (PGI)
 SmallCap Blend,          0.1175
 SmallCap Growth and
 SmallCap Value


                                                        TABLE C
 FUND                                     SUB-ADVISOR FEE AS A % OF NET ASSETS
 ----                                     -------------------
 International
 Emerging Markets                                              0.4895%
 LargeCap S&P 500
 Index                                                         0.0147
 MidCap S&P 400 Index                                          0.0147
 Money Market                                                  0.0734
 Principal LifeTime 2010, 2020, 2030, 2040, 2050 and
 Strategic Income Funds                                        0.0416
 SmallCap S&P 600
 Index                                                         0.0147

FUNDS FOR WHICH EDGE ASSET MANAGEMENT, INC. (FORMERLY KNOWN AS WM ADVISORS,

INC.) ("EDGE") SERVES AS SUB-ADVISOR . Edge is Sub-Advisor for each Fund identified below in Tables A, B, and C. Principal pays Edge a fee, computed and paid monthly, at an annual rate as shown below.


In calculating the fee for a fund included in Table A, assets of all other funds included in Table A as well as assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Edge or PGI provides investment advisory services and which invests primarily in fixed-income securities (except money market separate accounts or investment companies), will be combined with the assets of the fund to arrive at net assets.


In calculating the fee for a fund included in Table B, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Edge or PGI provides investment advisory services and which have the same investment mandate (e.g., MidCap Stock) as the fund for which the fee is calculated, will be combined with the assets of the fund to arrive at net assets.

                           EDGE SUB-ADVISED FUNDS
                                                 TABLE A
                                         NET ASSET VALUE OF FUND
                             ------------------------------------------------
                                FIRST        NEXT        NEXT         OVER
 FUND                         $5 BILLION  $1 BILLION  $4 BILLION   $10 BILLION
 ----                        -----------  ----------  ----------   -----------
 High Yield II, Income,
 Mortgage Securities and
 Short-Term Income             0.1126%     0.0979%     0.0930%       0.0881%


                                                               TABLE B
                                                       NET ASSET VALUE OF FUND
                  -------------------------------------------------------------------------------------------------
                     FIRST         NEXT          NEXT           NEXT           NEXT          NEXT           OVER
 FUND              $50 MILLION  $50 MILLION   $100 MILLION   $200 MILLION  $350 MILLION  $750 MILLION   $1.5 BILLION
 ----             ------------  -----------  -------------  -------------  ------------  ------------   ------------
 Equity Income I    0.2643%       0.2448%       0.2154%        0.1762%       0.1273%       0.0881%        0.0587%



                         FIRST             NEXT              NEXT              NEXT              NEXT              NEXT
                      $25 MILLION       $75 MILLION      $100 MILLION      $300 MILLION      $500 MILLION      $500 MILLION
                      -----------       -----------      ------------      ------------      ------------      ------------
 MidCap Stock and
 West Coast Equity    0.3916%           0.3133%          0.2643%           0.2252%           0.1762%                   0.1273%
                           OVER
                       $1.5 BILLION
                       ------------
 MidCap Stock and      0.0783%
 West Coast Equity



                                                 TABLE C
 FUND                              SUB-ADVISOR FEE AS A % OF NET ASSETS
 ----                              ------------
 SAM Balanced
 Portfolio                                       0.0416%
 SAM Conservative
 Balanced Portfolio                              0.0416
 SAM Conservative
 Growth Portfolio                                0.0416
 SAM Flexible Income
 Portfolio                                       0.0416
 SAM Strategic Growth Portfolio                  0.0416

ALL OTHER FUNDS.

In calculating the fee for each Fund each Sub-Advisor, except J.P. Morgan, has agreed that, assets of any existing registered investment company sponsored by Principal Life Insurance Company to which the Sub-Advisor provides investment advisory services and which have the same investment mandate as the Fund for which the fee is being calculated, will be combined (together, the "Aggregated Assets"). The fee charged for the assets in a Fund shall be determined by calculating a fee on the value of the Aggregated Assets using the fee schedules described in the tables below and multiplying the aggregate fee by a fraction, the numerator of which is the amount of assets in the Fund and the denominator of which is the amount of the Aggregated Assets.

            FUND                FIRST $1.2 BILLION        OVER $1.2 BILLION
            ----                ------------------        -----------------
California Insured
Intermediate Municipal *      0.15%                   0.125%
California Municipal *        0.15                    0.125
Tax-Exempt Bond I *           0.15                    0.125


/ //* /Breakpoints are based on aggregate net assets of the California Insured
 Intermediate Municipal, California Municipal, and Tax-Exempt Bond I Funds. Prior to April 1, 2007, the fee paid to Principal by the California Insured Intermediate Municipal and California Municipal Funds was 0.50% on the first $1 billion and 0.45% on amounts over $1 billion. Prior to April 1, 2007, the fee paid to Principal by the Tax-Exempt Bond Fund I was 0.50% on the first $500 million, 0.48% on the next $500 million, 0.46% on the next $500 million, and 0.45% on amounts over $1.5 billion.

                                                           SUB-ADVISOR FEE
 FUND                                                   AS A % OF NET ASSETS
 ----                                                   ---------------------
 High Yield
 (Post)                                                         0.30%
 Partners LargeCap Growth Fund II (BNY)                         0.15
 Partners LargeCap Value Fund (BNY)                             0.15
 Partners MidCap Growth and Partners SmallCap Value II
 (DFA)                                                          0.50


                                                                  NET ASSET VALUE OF FUND
                        -------------------------------------------------------------------------------------------------
                           FIRST         NEXT          NEXT           NEXT           NEXT          NEXT          NEXT
 FUND                    $50 MILLION  $50 MILLION   $100 MILLION   $200 MILLION  $350 MILLION  $750 MILLION  $500 MILLION
 ----                   ------------  -----------  -------------  -------------  ------------  ------------  ------------
 LargeCap Growth (CCI)     0.27%         0.25%         0.22%          0.18%         0.13%         0.09%         0.06%


                            NEXT           OVER
 FUND                    $2.5 BILLION  $4.5 BILLION
 ----                   -------------  ------------
 LargeCap Growth (CCI)      0.25%         0.17%


                                                             NET ASSET VALUE OF FUND
                             ---------------------------------------------------------------------------------------
                                  FIRST             NEXT              NEXT              NEXT               OVER
 FUND                          $25 MILLION       $75 MILLION      $100 MILLION      $100 MILLION       $300 MILLION
 ----                          -----------       -----------      ------------      ------------       ------------
 MidCap Growth (CCI)             0.40%             0.32%            0.27%             0.23%                      0.34%


                                             NET ASSET VALUE OF FUND
                        -----------------------------------------------------------------
                           FIRST         NEXT         NEXT         NEXT           OVER
 FUND                    $10 MILLION  $15 MILLION  $25 MILLION  $50 MILLION   $100 MILLION
 ----                   ------------  -----------  -----------  -----------   ------------
 MidCap Value (BHMS)       0.80%         0.60%        0.50%        0.40%         0.35%


                                                                   NET ASSET VALUE OF FUND
                                          FIRST          NEXT          NEXT          NEXT          NEXT          OVER
 FUND                                   $50 MILLION  $100 MILLION  $150 MILLION  $200 MILLION  $500 MILLION   $1 BILLION
 ----                                  ------------  ------------  ------------  ------------  ------------   ----------
 Partners Global Equity (J.P. Morgan)     0.55%         0.45%         0.40%         0.35%         0.30%         0.25%


                                                              NET ASSET VALUE OF FUND
                                    ----------------------------------------------------------------------------
                                       FIRST          NEXT          NEXT          NEXT               OVER
 FUND                                $50 MILLION  $200 MILLION  $350 MILLION  $400 MILLION        $1 BILLION
 ----                               ------------  ------------  ------------  ------------        ----------
 Partners LargeCap Blend (T. Rowe)     0.40%         0.35%         0.30%         0.275%      0.275% on all assets


                                             NET ASSET VALUE OF FUND
                                     ----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $250 MILLION  $500 MILLION   $750 MILLION
 ----                                ------------  ------------   ------------
 Partners International (Fidelity)      0.45%         0.40%          0.35%

                                              NET ASSET VALUE OF FUND
                                      ---------------------------------------
                                          FIRST         NEXT          OVER
 FUND                                  $500 MILLION  $1 BILLION   $1.5 BILLION
 ----                                 -------------  ----------   ------------
 Partners LargeCap Blend I (GSAM)         0.15%        0.12%         0.10%

                                                                          NET ASSET VALUE OF FUND
                                               ------------------------------------------------------------------------------
                                                      FIRST                  NEXT              NEXT               OVER
 FUND                                              $250 MILLION          $250 MILLION      $500 MILLION        $1 BILLION
 ----                                              ------------          ------------      ------------  --------------------
 Partners LargeCap Growth I (T. Rowe)                 0.400%                0.375%            0.350%     0.350 % on all assets
 The Sub-Advisory Fees on all assets through the period ending July 31, 2007 is 0.350%.


                                       NET ASSET VALUE OF FUND
                        ------------------------------------------------------
                           FIRST          NEXT          NEXT           OVER
 FUND                    $50 MILLION  $200 MILLION  $500 MILLION   $750 MILLION
 ----                   ------------  ------------  ------------   ------------
 Partners LargeCap
 Growth II
 (American Century)        0.45%         0.40%         0.35%          0.30%

                                                              NET ASSET VALUE OF FUND
                            -------------------------------------------------------------------------------------------
                               FIRST         NEXT         NEXT         NEXT         NEXT         NEXT           OVER
 FUND                        $10 MILLION  $15 MILLION  $25 MILLION  $50 MILLION  $50 MILLION  $50 MILLION   $200 MILLION
 ----                       ------------  -----------  -----------  -----------  -----------  -----------   ------------
 Partners LargeCap Value
 (Bernstein)                   0.600%       0.500%       0.400%       0.300%       0.250%       0.225%         0.200%

                                                                 NET ASSET VALUE OF FUND
                        ---------------------------------------------------------------------------------------------------------
                           FIRST         NEXT         NEXT         NEXT         NEXT         NEXT          NEXT           OVER
 FUND                    $10 MILLION  $15 MILLION  $25 MILLION  $50 MILLION  $50 MILLION  $50 MILLION  $300 MILLION   $500 MILLION
 ----                   ------------  -----------  -----------  -----------  -----------  -----------  ------------   ------------
 Partners LargeCap
 Value I (UBS)             0.600%       0.500%       0.400%       0.300%       0.250%       0.225%        0.200%         0.180%


                                        NET ASSET VALUE OF FUND
                        -------------------------------------------------------
                            FIRST          NEXT          NEXT           OVER
 FUND                    $200 MILLION  $300 MILLION  $250 MILLION   $750 MILLION
 ----                   -------------  ------------  ------------   ------------
 Partners LargeCap
 Value II
 (American Century)         0.40%         0.35%         0.30%          0.28%


                                                    NET ASSET VALUE OF FUND
                                                   --------------------------
                                                      FIRST           OVER
 FUND                                               $50 MILLION    $50 MILLION
 ----                                              ------------   ------------
 Partners MidCap Growth I (Mellon Equity)             0.40%          0.35%


                                             NET ASSET VALUE OF FUND
                                    -----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $250 MILLION  $250 MILLION   $500 MILLION
 ----                               -------------  ------------   ------------
 Partners MidCap Growth II
 (Fidelity)                             0.45%         0.40%          0.35%


                                               NET ASSET VALUE OF FUND
                        ---------------------------------------------------------------------
                            FIRST          NEXT          NEXT          NEXT           OVER
 FUND                    $100 MILLION  $150 MILLION  $250 MILLION  $250 MILLION   $750 MILLION
 ----                   -------------  ------------  ------------  ------------   ------------
 Partners MidCap Value
 (Neuberger Berman)        0.500%         0.475%        0.450%        0.425%         0.400%


                                                   NET ASSET VALUE OF FUND
                                                 ----------------------------
                                                     FIRST           OVER
 FUND                                             $100 MILLION    $100 MILLION
 ----                                            -------------   -------------
 Partners MidCap Value (Jacobs Levy)                 0.65%           0.50%


                                                                  NET ASSET VALUE OF FUND
                        ----------------------------------------------------------------------------------------------
                                FIRST                           NEXT                        NEXT            NEXT
 FUND                         $25 MILLION                    $25 MILLION                $75 MILLION     $225 MILLION
 ----                        ------------                    -----------                -----------     ------------
 Partners MidCap Value
 I (GSAM)                       0.60%                           0.55%                      0.50%            0.45%
                                      If assets exceed $75  million, the fee on the first $50 million will be 0.50%
 Partners MidCap Value
 I (LA Capital)                         0.30 % for all assets managed


                              OVER
 FUND                     $350 MILLION
 ----                     ------------
 Partners MidCap Value        0.40%
 I (GSAM)

 Partners MidCap Value
 I (LA Capital)

                                             NET ASSET VALUE OF FUND
                                    -----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $100 MILLION  $200 MILLION   $300 MILLION
 ----                               -------------  ------------   ------------
 Partners SmallCap Blend and
 Partners SmallCap Value I (Mellon
 Equity)                                0.50%         0.45%          0.35%


                                             NET ASSET VALUE OF FUND
                                    -----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $100 MILLION  $200 MILLION   $300 MILLION
 ----                               -------------  ------------   ------------
 Partners SmallCap Value (Ark)          0.50%         0.45%          0.35%


                                              NET ASSET VALUE OF FUND
                                      ---------------------------------------
                                         FIRST         NEXT           OVER
 FUND                                  $25 MILLION  $75 MILLION   $100 MILLION
 ----                                 ------------  -----------   ------------
 Partners SmallCap Growth I
 (AllianceBernstein)                     0.65%         0.60%         0.55%


                                       NET ASSET VALUE OF FUND
                         ----------------------------------------------------
                            FIRST         NEXT         NEXT           OVER
 FUND                     $50 MILLION  $50 MILLION  $50 MILLION   $150 MILLION
 ----                    ------------  -----------  -----------   ------------
 Partners SmallCap
 Growth II (Essex)          0.70%         0.60%        0.55%         0.50%

                                             NET ASSET VALUE OF FUND
                                     ----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                 $50 MILLION  $250 MILLION   $300 MILLION
 ----                                ------------  ------------   ------------
 Partners SmallCap Growth II (UBS)      0.60%         0.55%          0.45%


                                       NET ASSET VALUE OF FUND
                        -----------------------------------------------------
                           FIRST         NEXT          NEXT           OVER
 FUND                    $10 MILLION  $40 MILLION  $150 MILLION   $200 MILLION
 ----                   ------------  -----------  ------------   ------------
 Partners SmallCap
 Growth II (Emerald)       0.75%         0.60%        0.50%          0.45%


                                             NET ASSET VALUE OF FUND
                                    -----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $150 MILLION  $150 MILLION   $300 MILLION
 ----                               -------------  ------------   ------------
 Partners SmallCap Growth III
 (Mazama)                               0.60%         0.55%          0.50%


                                             NET ASSET VALUE OF FUND
                                        FIRST          NEXT           OVER
 FUND                                $100 MILLION  $200 MILLION   $300 MILLION
 ----                                ------------  ------------   ------------
 Partners SmallCap Value II
 (Vaughan Nelson)                       0.50%         0.45%          0.35%


                                             NET ASSET VALUE OF FUND
                                    -----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $100 MILLION  $150 MILLION   $250 MILLION
 ----                               -------------  ------------   ------------
 Preferred Securities (Spectrum)        0.35%         0.30%          0.20%


                                              NET ASSET VALUE OF FUND
                                         FIRST         NEXT           OVER
 FUND                                  $1 BILLION  $500 MILLION   $1.5 BILLION
 ----                                  ----------  ------------   ------------
 Real Estate Securities
 (Principal-REI)                        0.4895%      0.4405%        0.3916%



Cash Management Sub-Advisory Agreement for the Funds
----------------------------------------------------
Principal has entered into a Cash Management Sub-Advisory Agreement with PGI pursuant to which PGI agrees to perform all of the cash management investment advisory responsibilities of Principal for each Fund that is sub-advised by either Principal - REI or Spectrum. Principal pays PGI an amount representing PGI's actual cost providing such services and assuming such operations.

Fees paid for Sub-Advisory services during the periods indicated were as follows:

                               SUB-ADVISOR FEES FOR PERIODS ENDED OCTOBER 31
                               ---------------------------------------------
 FUND                              2006           2005            2004
 ----                              ----           ----            ----
 Bond & Mortgage Securities      1,712,597        965,821         489,690
 Disciplined LargeCap Blend      1,247,567        737,975          26,676
 Diversified International         622,876        253,035          87,311
 Government & High Quality
 Bond                              418,729        237,361         112,697
 High Quality
 Intermediate-Term Bond            126,870         95,143          58,966
 High Yield                        228,513         97,221
 Inflation Protection               94,517         37,515
 International Emerging
 Markets                         1,040,321        381,019         126,291
 International Growth              934,458        540,383         402,164
 LargeCap Growth                   910,195        420,546         125,152
 LargeCap S&P 500 Index            120,173         92,098          88,110
 LargeCap Value                    845,837        388,294         124,547
 MidCap Blend                    1,217,850        456,095          92,119
 MidCap Growth                      77,350         57,498          51,963
 MidCap S&P 400 Index               20,069         11,626           7,201
 MidCap Value                      181,525        238,799         115,018
 Money Market                      474,127        285,990         129,565
 Partners Global Equity            115,012         40,028
 Partners International          3,028,429      1,683,058        342,873/(//1//)/
 Partners LargeCap Blend         2,343,882      2,074,683       1,525,528
 Partners LargeCap Blend I         326,871        140,842          41,827
 Partners LargeCap Growth I      3,320,216      2,759,550       1,755,858
 Partners LargeCap Growth II     3,089,166      2,085,021         698,830
 Partners LargeCap Value         4,427,904      3,325,819       2,604,172
 Partners LargeCap Value I       1,039,956        438,232         12,829/(//2//)/
 Partners LargeCap Value II        846,452        421,955
 Partners MidCap Growth          2,255,911        808,179         183,597
 Partners MidCap Growth I          982,450        723,574        235,545/(//1//)/
 Partners MidCap Growth II       2,299,413      1,004,994
 Partners MidCap Value           2,986,157      2,029,861         876,162
 Partners MidCap Value I         2,683,182      1,934,024        597,749/(//1//)/
 Partners SmallCap Blend         1,143,682        968,804         396,780
 Partners SmallCap Growth I        712,663        623,616         451,286
 Partners SmallCap Growth II     3,127,955      2,078,467       1,362,138
 Partners SmallCap Growth III    1,136,567        416,901         11,486/(//2//)/
 Partners SmallCap Value         1,488,149      1,477,171       1,143,107
 Partners SmallCap Value I       1,603,978        923,990         439,225
 Partners SmallCap Value II      1,677,320        736,338         42,228/(//2//)/
 Preferred Securities            1,647,396        922,498        383,753/(//1//)/
 Principal LifeTime 2010           331,946        181,571          93,337
 Principal LifeTime 2020           587,353        283,309         133,052
 Principal LifeTime 2030           483,901        240,712         128,111
 Principal LifeTime 2040           213,323         96,223          41,962
 Principal LifeTime 2050            99,932         43,085          21,103
 Principal Lifetime Strategic
 Income                            138,995         86,547          37,851
 Real Estate Securities          4,887,334      3,046,527       1,554,098
 Short-Term Bond                   203,094        101,559          45,853
 SmallCap Blend                    589,799        325,799         180,544
 SmallCap Growth                   113,703         83,660          66,935
 SmallCap S&P 600 Index             49,532         29,737          13,404
 SmallCap Value                    445,699        247,839         121,251
 Ultra Short Bond                  213,841         69,929         132,079

/ //(//1//)/ Period from December 29, 2003 (date operations commenced) through
 October 31, 2004.
/ //(//2//)/ Period from June 1, 2004 (date operations commenced) through
 October 31, 2004.

                                            UNDERWRITING FEES
                                      FOR PERIODS ENDED OCTOBER 31,
                              -------------------------------------------
 FUND                             2006            2005             2004
 ----                             ----            ----             ----
 Bond & Mortgage Securities       544,445         294,296           99,544
 California Insured
 Intermediate Municipal           281,402*        367,154          611,099
 California Municipal           1,129,981*        901,145          921,812
 Disciplined LargeCap Blend       223,515         77,696/(//3//)
 Diversified International        937,475         286,335            27,421
 Equity Income I               11,764,838*      6,134,650         2,280,127
 Government & High Quality
 Bond                             453,416         214,484            74,082
 High Quality
 Intermediate-Term Bond             9,778           8,681            13,111
 High Yield II                  2,226,864*        757,240         1,033,077
 Income                           965,734*      1,055,320         1,324,591
 Inflation Protection              35,118         22,590/(1)/
 International Emerging
 Markets                          518,896         127,886            14,286
 International Growth              20,174          18,248             6,688
 LargeCap Growth                  641,437         199,805             8,420
 LargeCap S&P 500 Index           172,283         152,974           133,840
 LargeCap Value                   460,660         190,577             9,935
 MidCap Blend                   1,172,355         438,134            39,839
 MidCap Growth                      5,068           8,293             6,902
 MidCap S&P 400 Index               7,604           5,459             6,318
 MidCap Stock                     716,954*        300,926           212,517
 MidCap Value                      31,990          35,082            39,869
 Money Market                     116,457          78,061            87,923
 Mortgage Securities              379,545         529,816           969,521
 Partners LargeCap Blend          439,982         181,269            22,210
 Partners LargeCap Blend I        289,745         108,625             9,048
 Partners LargeCap Growth I       250,861          84,307             8,759
 Partners LargeCap Growth II       17,152           9,534             2,938
 Partners LargeCap Value          376,080         175,752            23,263
 Partners MidCap Growth           179,635          56,596             8,550
 Partners MidCap Growth I          29,443          2,207/(//4//)/
 Partners MidCap Value            155,973          65,667            13,833
 Partners SmallCap Growth I         1,690           3,248             9,033
 Partners SmallCap Growth II      165,540          54,077             3,023
 Partners SmallCap Value            2,698             819             1,347
 Preferred Securities              81,954          40,193            4,023/(//2//)/
 Principal LifeTime 2010          367,836          38,655             39,613
 Principal LifeTime 2020          656,684         115,301             79,585
 Principal LifeTime 2030          618,088         178,579             65,709
 Principal LifeTime 2040          373,419         171,240             20,441
 Principal LifeTime 2050          195,103          82,520              2,495
 Principal Lifetime
 Strategic Income                 102,422          15,703             14,534
 Real Estate Securities           608,032         214,854             39,498
 SAM Balanced Portfolio        15,166,207      20,947,741         22,083,985
 SAM Conservative Balanced
 Portfolio                      2,047,872       3,557,387          3,735,119
 SAM Conservative Growth
 Portfolio                      9,433,707      13,457,799         15,528,793
 SAM Flexible Income
 Portfolio                      3,407,634       4,723,154          5,253,693
 SAM Strategic Growth
 Portfolio                      6,269,066       8,144,915          8,955,726
 Short-Term Bond                   93,242          73,893             46,790
 Short-Term Income                144,241         169,386            421,749
 SmallCap Blend                   388,415         148,121             45,328
 SmallCap Growth                    7,415          12,788             17,309
 SmallCap S&P 600 Index            28,212          25,294             11,488
 SmallCap Value                   150,529          42,446             11,318
 Tax-Exempt Bond I                304,831         334,011            389,395
 Ultra Short Bond                  19,139          18,943             39,771*
 West Coast Equity              3,778,504       2,385,809          2,056,344


/ //(1)/ Period from December 29, 2004 (date operations commenced) through
 October 31, 2005.
/ //(//2//)/ Period from December 29, 2003 (date operations commenced) through
 October 31, 2004.
/ //(//3//)/ Period from June 28, 2005 (date operations commenced for Class A and Class B shares) through October 31, 2005.
/ //(//4//)/ Period from June 28, 2005 (date operations commenced for Class A shares) through October 31, 2005.

MULTIPLE CLASS STRUCTURE


The Board of Directors has adopted a multiple class plan (the Multiple Class
Plan) pursuant to SEC Rule 18f-3. The share classes that are offered by each Fund are identified in the chart included under the heading "Fund History." The share classes offered under the plan include: Institutional Class, Select Class, Preferred Class, Advisors Select Class, Advisors Signature Class, Advisors Preferred Class, Class J, Class A, Class B, and Class C shares.


Class A shares are generally sold with a sales charge that is a variable percentage based on the amount of the purchase, as described in the prospectus. Certain redemptions of Class A shares within 18 months of purchase may be subject to a contingent deferred sales charge ("CDSC"), as described in the prospectus.


Class B shares are not subject to a sales charge at the time of purchase but are subject to a CDSC on shares redeemed within five full years of purchase, as described in the prospectus.

The Class B share CDSC on shares purchased on or before January 16, 2007, if any, is determined by multiplying the lesser of the market value at the time of redemption or the initial purchase price of the shares sold by the appropriate percentage from the table below (for shares issued in connection with the WM Reorganization, the CDSC is determined by multiplying the initial purchase price by the appropriate percentage):

                                                                       ACCOUNTS INCLUDED IN
                                                                     CERTAIN SPONSORED PLANS
                                                                   ESTABLISHED AFTER 02/01/1998
YEARS SINCE PURCHASE PAYMENTS MADE  CDSC AS A % OF DOLLAR AMOUNT      AND BEFORE 03/01/2002
----------------------------------  ----------------------------      ---------------------
 2 years or less                               4.00%                          3.00%
 more than 2 years, up to 4 years              3.00                           2.00
 more than 4 years, up to 5 years              2.00                           1.00
 more than 5 years, up to 6 years              1.00                           None
 more than 6 years                              None                          None



Class C shares are not subject to a sales charge at the time of purchase but are subject to a 1% CDSC on shares redeemed within 12 months of purchase, as described in the prospectus.

The Class J shares are sold without any front-end sales charge. A CDSC of 1% is imposed if Class J shares are redeemed within 18 months of purchase, as described in the prospectus.

Contingent deferred sales charges for Class A, B, C, and J shares are waived on shares:
  . that were purchased pursuant to the Small Amount Force Out ("SAFO") program; . shares redeemed within 90 days after an account is re-registered due to a shareholder's death;
  . shares redeemed due to the shareholder's post-purchase disability, as defined in the Internal Revenue Code of 1986, as amended;
  . shares redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;
  . shares redeemed to pay retirement plan fees;
  . shares redeemed involuntarily from small balance accounts (values of less than $300);
  . shares redeemed through a periodic withdrawal plan in an amount of up to 1.00% per month (measured cumulatively with respect to non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the periodic withdrawal plan is established;
  . shares redeemed from a retirement plan to assure the plan complies with
    Sections 401(k), 401(m), 408(k) and 415 of the Internal Revenue Code; or
  . shares redeemed from retirement plans qualified under Section 401(a) of the Internal Revenue Code due to the plan participant's death, disability, retirement, or separation from service after attaining age 55.

The Advisors Select, Advisors Signature, Advisors Preferred, Institutional, Select, and Preferred Classes are available without any front-end sales charge or contingent deferred sales charge. The Advisors Select, Advisors Signature, Advisors Preferred, Select, and Preferred Classes are available through employer-sponsored retirement plans. Such plans may impose fees in addition to those charged by the Funds. The Advisors Select, Advisors Signature, Advisors Preferred, and Select share classes are subject to asset based charges (described below).

Currently, all of the operating expenses for each Fund's Advisors Select, Advisors Signature, Advisors Preferred, Select, and Preferred Class shares are absorbed by Principal. Principal receives a fee for providing investment advisory and certain corporate administrative services under the terms of the Management Agreement. In addition to the management fee, the Fund's Advisors Select, Advisors Signature, Advisors Preferred, Select, and Preferred Class shares pay Principal a service fee and an administrative services fee under the terms of a Service Agreement and an Administrative Services Agreement.


Service Agreement (Advisors Preferred, Advisors Select, Advisors Signature,
---------------------------------------------------------------------------
Preferred and Select Classes only)
----------------------------------
The Service Agreement provides for Principal to provide certain personal services to shareholders (plan sponsors) and beneficial owners (plan members) of those classes. These personal services include:
.. responding to plan sponsor and plan member inquiries, .. providing information regarding plan sponsor and plan member investments; and .. providing other similar personal services or services related to the maintenance of shareholder accounts as contemplated by National Association of Securities Dealers (NASD) Rule 2830 (or any successor thereto).

As compensation for these services, the Fund will pay Principal service fees equal to 0.25% of the average daily net assets attributable to the Advisors Select Class, 0.25% of the average daily net assets of the Advisors Signature Class, 0.17% of the average daily net assets of the Advisors Preferred Class, and 0.15% of the average daily net assets attributable to each of the Select Class and Preferred Class. The service fees are calculated and accrued daily and paid monthly to Principal (or at such other intervals as the Fund and Principal may agree).


Administrative Service Agreement (Advisors Preferred, Advisors Select, Advisors
-------------------------------------------------------------------------------
Signature, Preferred and Select Classes only)
---------------------------------------------
The Administrative Service Agreement provides for Principal to provide services to beneficial owners of Fund shares. Such services include:
.. receiving, aggregating, and processing purchase, exchange, and redemption requests from plan shareholders;
.. providing plan shareholders with a service that invests the assets of their accounts in shares pursuant to pre-authorized instructions submitted by plan members;
.. processing dividend payments from the Funds on behalf of plan shareholders and changing shareholder account designations;
.. acting as shareholder of record and nominee for plans;
.. maintaining account records for shareholders and/or other beneficial owners; .. providing notification to plan shareholders of transactions affecting their accounts;
.. forwarding prospectuses, financial reports, tax information and other communications from the Fund to beneficial owners;
.. distributing, receiving, tabulating and transmitting proxy ballots of plan shareholders; and
.. other similar administrative services.

As compensation for these services, the Fund will pay Principal service fees equal to 0.20% of the average daily net assets attributable to the Advisors Select Class, 0.28% of the average daily net assets of the Advisors Signature Class, 0.15% of the average daily net assets of the Advisors Preferred Class, 0.13% of the average daily net assets of the Select Class and 0.11% of the average daily net assets of the Preferred Class. The service fees are calculated and accrued daily and paid monthly to Principal (or at such other intervals as the Fund and Principal may agree).


Principal may, at its discretion appoint (and may at any time remove), other parties, including companies affiliated with Principal, as its agent to carry out the provisions of the Service Agreement and/or the Administrative Service Agreement. However, the appointment of an agent shall not relieve Principal of any of its responsibilities or liabilities under those Agreements. Any fees paid to agents under these Agreements shall be the sole responsibility of Principal.


Rule 12b-1 Fees / Distribution Plans and Agreements
---------------------------------------------------
In addition to the management and service fees, certain of the Fund's share classes, are subject to Distribution Plans and Agreements (described below) sometimes referred to as a Rule 12b-1 Plan. Rule 12b-1 permits a fund to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholders of the Advisors Select, Advisors Signature, Advisors Preferred, Select, A, B, C, and J Classes of shares have approved and entered into a Distribution Plan and Agreement.

In adopting the Plans, the Board of Directors (including a majority of directors who are not interested persons of the Fund (as defined in the 1940 Act), hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the Plan would benefit the Funds and the shareholders of the affected classes. Pursuant to Rule 12b-1, information about revenues and expenses under the Plans is presented to the Board of Directors each quarter for its consideration in continuing the Plans. Continuance of the Plans must be approved by the Board of Directors, including a majority of the independent directors, annually. The Plans may be amended by a vote of the Board of Directors, including a majority of the independent directors, except that the Plans may not be amended to materially increase the amount spent for distribution without majority approval of the shareholders of the affected class. The Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.


The Plans provide that each Fund makes payments to the Fund's Distributor (in the case of Class A, Class B, and Class C shares) or Princor (in the case of Class J shares, Advisors Select, Advisors Signature, Advisors Preferred, and Select share classes) from assets of each share class that has a Plan to compensate the Distributor or Princor and other selling dealers, various banks, broker-dealers and other financial intermediaries, for providing certain services to the Fund. Such services may include:

.. formulation and implementation of marketing and promotional activities;
.. preparation, printing, and distribution of sales literature;
.. preparation, printing, and distribution of prospectuses and the Fund reports to other than existing shareholders;
.. obtaining such information with respect to marketing and promotional activities as the Distributor or Princor deems advisable;
.. making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and .. providing training, marketing, and support with respect to the sale of Shares.

The Fund pays the Distributor or Princor a fee after the end of each month at an annual rate as a percentage of the daily net asset value of the assets attributable to each share class as follows:

                                                            MAXIMUM
                                                           ANNUALIZED
                  SHARE CLASS                              12B-1 FEE
                  -----------                              ----------
Advisors Signature                                           0.35%
Advisors Select                                              0.30%
Advisors Preferred                                           0.25%
Class A shares (except Short-Term Bond,
LargeCap S&P 500 Index and Money Market) /(1)/               0.25%
Class A shares of Short-Term Bond and LargeCap
S&P 500 Index                                                0.15%
Class B shares /(1)/                                         1.00%
Class C shares/(//1//)/                                      1.00%
Class J shares (except Money Market) /(1)/                   0.50%
Class J shares of Money Market /(1)/                         0.25%
Select                                                       0.10%
///(//1//)/
 The Distributor also receives the proceeds of any CDSC imposed on the redemption of Class A, B or C shares, as does Princor with regard to Class J shares



The Distributor or Princor may remit on a continuous basis all of these sums (up to 0.25% for Class B shares) to its investment representatives and other financial intermediaries as a trail fee in recognition of their services and assistance.


Currently, the Distributor and Princor make payments to dealers on accounts for which such dealer is designated dealer of record. Payments are based on the average net asset value of the accounts invested in Class A, Class B, Class C, Class J, Advisors Preferred Class, Advisors Select Class, Advisors Signature, Select Class, or Preferred Class shares.

At least quarterly, the Distributor and Princor provide to the Fund's Board of Directors, and the Board reviews, a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made.


Under the Plans, the Funds have no legal obligation to pay any amount that exceeds the compensation limit. The Funds do not pay, directly or indirectly, interest, carrying charges, or other financing costs in association with these Plans. All fees paid under a Fund's Rule 12b-1 Plan are paid to the Distributor or Princor, each of which is entitled to retain such fees paid by the Fund without regard to the expenses which it incurs.


Transfer Agency Agreement (Institutional Class, Class A, Class B, Class C, and
------------------------------------------------------------------------------
Class J shares only)
--------------------
The Transfer Agency Agreement provides for Principal Shareholder Services, Inc., a wholly owned subsidiary of Principal to act as transfer and shareholder servicing agent for the Institutional Class, Class A, Class B, Class C, and Class J shares. Principal provides these services to the Institutional Class shares without charge. With respect to each of the Class A, B, C and J shares, the Fund will pay Principal Shareholder Services a fee for the services provided pursuant to the Agreement in an amount equal to the costs incurred by Principal Shareholder Services for providing such services. The services include:
.. issuance, transfer, conversion, cancellation, and registry of ownership of
  Fund shares, and maintenance of open account system;
.. preparation and distribution of dividend and capital gain payments to shareholders;
.. delivery, redemption and repurchase of shares, and remittances to shareholders;
.. the tabulation of proxy ballots and the preparation and distribution to shareholders of notices, proxy statements and proxies, reports, confirmation of transactions, prospectuses and tax information;
.. communication with shareholders concerning the above items; and .. use of its best efforts to qualify the Capital Stock of the Fund for sale in states and jurisdictions as directed by the Fund.

CUSTODIAN
The custodian of the portfolio securities and cash assets of the Funds is Bank of New York, 100 Church Street, 10th Floor, New York, NY 10286. The custodian performs no managerial or policymaking functions for the Funds.

BROKERAGE ALLOCATION AND OTHER PRACTICES


BROKERAGE ON PURCHASES AND SALES OF SECURITIES
All orders for the purchase or sale of portfolio securities are placed on behalf of an Fund by the Fund's Sub-Advisor or Sub-Sub-Advisor pursuant to the terms of the applicable sub-advisory agreement. In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of each Fund's Sub-Advisor is to obtain the best overall terms. In pursuing this objective, a Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that a Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when the Sub-Advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction, b) the quality of the execution provided, and c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which the Sub-Advisor exercises investment discretion. A Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.)

A Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy, and performance of client accounts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions. A Sub-Advisor may also pay additional commission amounts for research services. Such statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and a Sub-Advisor may use it in servicing some or all of the accounts it manages. Sub-Advisors allocated portfolio transactions for the Funds indicated in the following table to certain brokers for the year ended December 31, 2005 due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.

   FUND                            AMOUNT OF TRANSACTIONS   COMMISSIONS PAID
   ----                            ----------------------   ----------------
   International Emerging Markets      $  279,230,658           $200,714
   Disciplined LargeCap Blend           1,387,362,470            207,540
   Diversified International              700,457,732            339,563
   International Growth                 1,226,779,471            487,077
   LargeCap Growth                          1,790,701            301,707
   LargeCap S&P 500 Index                 162,842,352              1,946
   LargeCap Value                         595,165,397            195,340
   MidCap Blend                           190,465,229            159,442
   MidCap Growth                              101,696             26,558
   MidCap S&P 400 Index                     5,180,094              1,513
   MidCap Value                            73,846,558             26,558
   Partners International*                  1,250,772                 63
   Partners LargeCap Blend I              104,080,916              2,289
   Partners LargeCap Value                  2,293,031             54,785
   Partners LargeCap Value I               46,118,417             51,693
   Partners MidCap Growth                 119,025,873            126,140
   Partners MidCap Growth I               125,191,863            139,330
   Partners MidCap Growth II*               1,205,419             55,156
   Partners MidCap Value                  100,986,285            162,231
   Partners MidCap Value I                307,112,126             13,634
   Partners SmallCap Blend                 53,826,983             72,978
   Partners SmallCap Growth I               1,089,543             21,307
   Partners SmallCap Growth II             84,044,802            179,697
   Partners SmallCap Growth III               953,908             37,424
   Partners SmallCap Value                140,292,188             17,692
   Partners SmallCap Value I               15,310,729             25,662
   Partners SmallCap Value II              20,445,590             47,518
   Real Estate Securities                 446,221,310            127,820
   SmallCap Blend                         206,229,337            165,020
   SmallCap Growth                         21,499,367             23,726
   SmallCap S&P 600 Index                  51,988,063              3,701
   SmallCap Value                         171,366,744             78,393
  * Information from 10/1/2005 to 09/30/2006.


Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of a Sub-Advisor, or the Manager, participates. These procedures prohibit a Fund from directly or indirectly benefiting a Sub-Advisor affiliate or a Manager affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Advisor affiliate or a Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings. The Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of the Fund will receive quarterly reports on these transactions.


The Board has approved procedures that permit a Fund to effect a purchase or sale transaction between the Fund and any other affiliated mutual fund or between the Fund and affiliated persons of the Fund under limited circumstances prescribed by SEC rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price; no brokerage commission or fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The Board receives quarterly reports of all such transactions.

The Board has also approved procedures that permit an Fund's sub-advisor to place portfolio trades with an affiliated broker under circumstances prescribed by SEC Rules 17e-1 and 17a-10. The procedures require that total commissions, fees, or other remuneration received or to be received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. The Board receives quarterly reports of all transactions completed pursuant to the Fund's procedures.


Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Fund paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.


The Board has approved procedures whereby a Fund may participate in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Fund. It provides a way to gain control over the commission expenses incurred by a Fund's Manager and/or Sub-Advisor, which can be significant over time and thereby reduces expenses, improves cash flow and conserves assets. A Fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. The Funds (except the Partners International Fund and the Partners MidCap Growth Fund II) may participate in a program through a relationship with Frank Russell Securities, Inc. The Partners International Fund and the Partners MidCap Growth Fund II participate in the program offered by FMR and Fidelity Management Trust Company. From time to time, the Board reviews whether participation in the recapture program is in the best interest of the Funds.


The following table shows the brokerage commissions paid during the periods indicated.

                                      TOTAL BROKERAGE COMMISSIONS PAID
                                        FOR PERIODS ENDED OCTOBER 31
                                        ----------------------------
 FUND                                2006        2005          2004
 ----                                ----        ----          ----
 Disciplined LargeCap Blend       1,621,001     439,257         39,795
 Diversified International        2,719,306   1,303,762        609,341
 International Emerging Markets   1,804,931     885,888        293,378
 International Growth             4,018,611   2,497,112      2,023,724
 LargeCap Growth                  1,774,756     803,804        194,234
 LargeCap S&P 500 Index              37,117      47,749        144,431
 LargeCap Value                   1,341,775     789,928        657,455
 MidCap Blend                       984,751     513,070        156,531
 MidCap Growth                      101,266      90,153        209,051
 MidCap S&P 400 Index                36,095      27,702         15,200
 MidCap Value                       278,632     390,693        456,168
 Partners Global Equity              33,512      11,802
 Partners International           1,719,023   1,001,485       212,405/(//1//)/
 Partners LargeCap Blend            835,529     777,011      1,068,263
 Partners LargeCap Blend I          102,361      28,674         10,140
 Partners LargeCap Growth I       1,025,363   1,135,959      2,452,319
 Partners LargeCap Growth II      1,287,778     804,869        241,795
 Partners LargeCap Value            693,087   1,028,079      1,437,776
 Partners LargeCap Value I          355,587     293,488         5,829/(//2//)/
 Partners LargeCap Value Fund II     25,596      66,682
 Partners MidCap Growth           1,126,532     562,152        219,464
 Partners MidCap Growth I           709,302     480,719       137,437/(//1//)/
 Partners MidCap Growth Fund II   1,217,532     712,400
 Partners MidCap Value            1,667,242     689,499        434,798
 Partners MidCap Value I            795,049     658,581       286,243/(//1//)/
 Partners SmallCap Blend            762,390     728,409        449,003
 Partners SmallCap Growth I         310,035     338,247        278,114
 Partners SmallCap Growth II      1,696,184     831,932        539,355
 Partners SmallCap Growth III       666,261     404,958         6,588/(//2//)/
 Partners SmallCap Value            446,911     535,750        307,050
 Partners SmallCap Value I          620,098     301,508        179,389
 Partners SmallCap Value II         489,547     366,699        32,691/(//2//)/
 Preferred Securities               346,066     191,092        160,934
 Real Estate Securities             800,233     424,531        652,573
 SmallCap Blend                     914,025     707,663        321,213
 SmallCap Growth                    143,795     193,475        176,941
 SmallCap S&P 600 Index             149,342      92,649         50,929
 SmallCap Value                     636,024     486,333        314,762

/ //(//1//)/ Period from December 29, 2003 (date operations commenced) through
 October 31, 2004.
/ //(//2//)/ Period from June 1, 2004 (date operations commenced) through
 October 31, 2004.

Certain broker-dealers are considered to be affiliates of the Fund.
.. Archipelago Securities, LLC, Goldman Sachs Asset Management, Goldman Sachs
  Execution & Clearing, LP and Goldman Sachs JBWere are affiliates of Goldman Sachs & Co. Goldman Sachs Asset Management acts as a sub-advisor for the Partners LargeCap Blend Fund I and Partners MidCap Value Fund I.
.. BNY Brokerage, Inc., BNY Capital Markets, Inc., B-Trade Services, LLC and
  Lynch, Jones & Ryan, Inc. are affiliates of BNY Asset Management which acts as sub-advisor to Partners LargeCap Growth Fund II, and Partners LargeCap Value.
.. J.P.Morgan Securities is an affiliate of J.P.Morgan Investment Management Inc.
  which acts as a sub-advisor for Partners SmallCap Value I, Partners Global Equity, and an account of Principal Variable Contracts Fund, Inc.
.. J.P.Morgan Securities is an affiliate of American Century Investment
  Management, Inc. which acts as Sub-Advisor for the Partners LargeCap Growth Fund II, Partners LargeCap Value Fund II, and an Account of the Principal Variable Contracts Fund, Inc.
.. Lehman Brothers, Inc. and Neuberger Berman Management, Inc. are affiliates of
  Neuberger Berman LLC. Neuberger Berman Management Inc. acts as a sub-advisor for the Partners MidCap Value Fund and an account of Principal Variable Contracts Fund, Inc.
.. Morgan Stanley DW Inc., is affiliated with Van Kampen/Morgan Stanley Asset
  Management, which acts as sub-advisor to one account of the Principal Variable Contracts Fund, Inc. and to each of the Municipal Funds.
.. Sanford C. Bernstein & Co., LLC is an affiliate of AllianceBernstein L.P.
  which sub-advises Partners LargeCap Value Fund I, Partners SmallCap Growth Fund, and an account of Principal Variable Contracts Fund, Inc.
.. Spectrum Asset Management, Inc. is an affiliate of Principal Global Investors,
  LLC which serves as sub-advisor for several accounts of the Principal Variable Contracts Fund, Inc. and portfolios of the Principal Investors Fund.
.. UBS Financial Services Inc. and UBS Securities LLC are affiliates of UBS
  Global AM which acts as sub-advisor to the Partners SmallCap Growth Fund II, Partners LargeCap Value I, and an account of the Principal Variable Contracts Fund, Inc.

Brokerage commissions paid to affiliates during the periods ending October 31 were as follows:

                               COMMISSIONS PAID TO ARCHIPELAGO SECURITIES, LLC
                               -----------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Blend
 2005                         422             0.05                      0.14
 2004                         348             0.03                      0.12
 Partners LargeCap
 Blend I
 2004                           6             0.06                      0.08
 Partners LargeCap
 Growth I
 2005                          44             0.00                      0.03
 2004                         298             0.11                      0.11
 Partners LargeCap
 Growth II
 2005                         854             0.11                      0.50
 2004                      10,683             4.42                     10.18
 Partners LargeCap
 Value II
 2005                          28             0.04                      0.38
 Partners MidCap
 Growth
 2004                           5             0.00                      0.01
 Partners MidCap
 Growth I
 2005                       2,622             0.55                      1.14
 Partners SmallCap
 Blend
 2005                       3,855             0.53                      0.87
 Partners SmallCap
 Value I
 2005                         819             0.27                      0.39
 2004                         164             0.09                      0.15

                                   COMMISSIONS PAID TO BNY BROKERAGE, INC.
                                   ---------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Disciplined LargeCap
 Blend
 2006                      21,645             1.34                     0.91
 International
 Emerging Markets
 2006                         674             0.04                     0.07
 LargeCap Growth
 2006                      19,640             1.11                     0.67
 LargeCap S&P 500
 Index
 2006                       1,410             3.80                     0.37
 LargeCap Value
 2006                       8,822             0.66                     0.28
 MidCap Blend
 2006                       6,289             0.64                     0.61
 MidCap S&P 400 Index
 2006                         103             0.28                     0.04
 MidCap Value
 2006                       2,175             0.78                     0.59
 Partners LargeCap
 Blend
 2006                       1,256             0.15                     0.17
 Partners LargeCap
 Growth I
 2006                       1,848             0.18                     0.17
 Partners LargeCap
 Value I
 2006                       5,955             1.67                     0.85
 Partners MidCap
 Growth
 2006                       1,568             0.14                     0.12
 Partners MidCap
 Growth I
 2006                      13,226             1.86                     1.13
 Partners MidCap
 Growth II
 2006                       1,248             0.10                     0.12
 Partners MidCap Value
 I
 2006                         475             0.06                     0.03
 Partners SmallCap
 Blend
 2006                       3,881             0.51                     0.38
 Partners SmallCap
 Growth II
 2006                          77             0.00                     0.00
 Partners SmallCap
 Growth III
 2006                          56             0.01                     0.00
 Partners SmallCap
 Value I
 2006                         716             0.12                     0.05
 Partners SmallCap
 Value II
 2006                       6,703             1.37                     0.69
 SmallCap Blend
 2006                         428             0.05                     0.03
 SmallCap Growth
 2006                         350             0.24                     0.26
 SmallCap Value
 2006                       2,113             0.33                     0.35

                                COMMISSIONS PAID TO BNY CAPITAL MARKETS, INC.
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners MidCap Value
 2006                        249              0.01                     0.02


                                  COMMISSIONS PAID TO B-TRADE SERVICES, LLC
                                  -----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Disciplined LargeCap
 Blend
 2006                        4,254            0.26                      0.45
 Diversified
 International
 2006                          943            0.03                      0.09
 International Growth
 2006                        1,169            0.03                      0.03
 LargeCap Value
 2006                           98            0.01                      0.02
 MidCap Blend
 2006                        9,601            0.98                      2.20
 MidCap Value
 2006                          697            0.25                      0.47
 Partners LargeCap
 Blend
 2006                       46,416            5.56                      6.59
 Partners LargeCap
 Blend I
 2006                            8            0.01                      0.04
 Partners LargeCap
 Growth I
 2006                       44,585            4.35                      8.84
 Partners LargeCap
 Growth II
 2006                      108,512            8.43                     14.81
 Partners LargeCap
 Value II
 2006                          203            0.79                      0.83
 Partners MidCap
 Growth
 2006                       39,903            3.54                      4.14
 Partners MidCap
 Growth I
 2006                        8,996            1.27                      1.15
 Partners MidCap Value
 I
 2006                        6,460            0.81                      2.48
 Partners SmallCap
 Blend
 2006                       10,285            1.35                      1.73
 Partners SmallCap
 Growth I
 2006                          113            0.04                      0.12
 Partners SmallCap
 Growth II
 2006                      154,568            9.11                      9.27
 Partners SmallCap
 Value
 2006                           89            0.02                      0.10
 Partners SmallCap
 Value I
 2006                        1,314            0.21                      0.23
 Real Estate
 Securities
 2006                        2,769            0.35                      0.70
 SmallCap Blend
 2006                       24,686            2.70                      4.51
 SmallCap Growth
 2006                        4,122            2.87                      3.34
 SmallCap Value
 2006                          859            0.14                      0.43

                         COMMISSIONS PAID TO CDC IXIS ASSET MANAGEMENT DISTRIBUTORS, LP
                         --------------------------------------------------------------
                         TOTAL DOLLAR      AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                       AMOUNT       TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                       ------       -----------------    ---------------------------
 Partners
 International
 2006                          58              0.00                       0.00
 2005                       1,176              0.12                       0.08


                                COMMISSIONS PAID TO DEAN WITTER REYNOLDS, INC.
                                ----------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 SmallCap Growth II
 2005                       4,376             0.53                     0.50


                             COMMISSIONS PAID TO FIDELITY BROKERAGE SERVICES, LLC
                             ----------------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners
 International
 2005                        1.00             0.00                     0.00
 Partners LargeCap
 Blend I
 2005                          48             0.17                     0.25
 Partners MidCap
 Growth II
 2006                      83,344             6.85                     8.56
 2005                      29,948             4.20                     8.99
 Partners MidCap Value
 2006                       2,860             0.17                     0.21
 Partners MIdCap Value
 I
 2006                       7,997             1.01                     1.03
 SmallCap Blend
 2005                         661             0.09                     0.09
 SmallCap Growth
 2005                         145             0.07                     0.08
 SmallCap Value
 2005                         191             0.04                     0.03

                                   COMMISSIONS PAID TO GOLDMAN SACHS & CO.
                                   ---------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Disciplined LargeCap
 Blend
 2006                       66,547            4.11                      2.35
 2005                       16,071            3.66                      1.17
 2004                          171            0.43                      0.15
 Diversified
 International
 2006                      199,047            7.32                      6.67
 2005                       81,387            6.24                      5.41
 2004                       16,052            2.63                      2.21
 International
 Emerging Markets
 2006                       63,702            3.53                      3.30
 2005                       20,748            2.34                      2.23
 2004                          554            0.19                      0.28
 International Growth
 2006                      288,720            7.18                      4.82
 2005                       93,939            3.76                      2.86
 2004                       48,231            2.38                      1.90
 LargeCap Growth
 2006                       28,046            1.58                      1.26
 2005                       30,865            3.84                      3.06
 2004                        7,615            3.92                      3.22
 LargeCap S&P 500
 Index
 2006                          823            2.22                      1.41
 2005                          133            0.28                      0.27
 2004                           75            0.05                      0.02
 LargeCap Value
 2006                       48,528            3.62                      2.43
 2005                       80,821           10.23                      6.13
 2004                       32,041            4.87                      3.06
 MidCap Blend
 2006                       18,818            1.91                      1.89
 2005                       10,209            1.99                      2.06
 2004                        5,234            3.34                      3.03
 MidCap Growth
 2006                        2,212            2.18                      2.40
 2005                        4,374            4.85                      3.83
 2004                       13,668            6.54                      6.77
 MidCap S&P 400 Index
 2005                          168            0.60                      0.56
 2004                          340            2.23                      1.90
 MidCap Value
 2006                        6,623            2.27                      1.59
 2005                       12,937            3.31                      2.61
 2004                       17,492            3.83                      3.75
 Partners Global
 Equity
 2006                        1,294            3.86                      6.05
 2005                          324            2.75                      1.83
 Partners
 International
 2006                      191,758           11.16                      9.55
 2005                       84,903            8.48                     14.78
 2004                       17,597            8.28                      9.88
 Partners LargeCap
 Blend
 2006                       27,132            3.25                      2.71
 2005                       23,814            3.06                      4.00
 2004                       21,834            2.04                      1.37
 Partners LargeCap
 Blend I
 2006                        4,538            4.43                      1.51
 2005                          783            2.73                      1.38
 2004                          360            3.55                      2.74
 Partners LargeCap
 Growth I
 2006                       48,726            4.75                      3.92
 2005                       28,376            2.50                      3.49
 2004                       85,476            3.49                      3.34
 Partners LargeCap
 Growth II
 2006                       22,220            1.73                      0.97
 2005                       46,395            5.76                      3.24
 2004                       12,690            5.25                      2.71
 Partners LargeCap
 Value
 2006                       54,249            7.83                      7.60
 2005                      267,727           26.04                     22.59
 2004                      197,081           13.71                     14.65
 Partners LargeCap
 Value I
 2006                       11,579            3.26                      1.74
 2005                        2,540            0.87                      0.42
 2004                           40            0.69                      0.89
 Partners LargeCap
 Value II
 2006                          381            1.49                      0.53
 2005                        1,951            2.93                      1.76
 Partners MidCap
 Growth
 2006                       74,253            6.59                      4.01
 2005                       66,605           11.85                      9.36
 2004                       22,398           10.21                      9.53
 Partners MidCap
 Growth I
 2006                       13,322            1.88                      1.60
 2005                      136,955           28.49                     25.63
 2004                       20,352           14.81                     10.62
 Partners MidCap
 Growth II
 2006                          748            0.06                      0.04
 Partners MidCap Value
 2006                       17,322            1.04                      0.62
 2005                       11,227            1.63                      1.51
 2004                        4,825            1.11                      1.24
 Partners MidCap Value
 I
 2006                       13,952            1.75                      0.90
 2005                       30,402            4.62                      4.90
 2004                       11,123            3.89                      4.10
 Partners SmallCap
 Blend
 2006                        6,799            0.89                      0.91
 2005                       31,884            4.38                      4.81
 2004                      141,341           31.48                     46.42
 Partners SmallCap
 Growth I
 2006                       11,502            3.71                      4.08
 2005                       18,377            5.43                      5.57
 2004                       18,611            6.69                      9.13
 Partners SmallCap
 Growth II
 2006                        5,977            0.35                      0.28
 2005                        4,515            0.54                      0.90
 2004                        7,225            1.34                      1.05
 Partners SmallCap
 Growth III
 2006                        2,012            0.30                      0.06
 2005                       28,727            7.09                      6.28
 2004                        3,719           56.45                     62.16
 Partners SmallCap
 Value
 2004                        1,220             .04                      0.36
 Partners SmallCap
 Value I
 2006                       60,820            9.81                      9.06
 2005                        4,832            1.60                      1.21
 2004                        4,056            2.26                      1.78
 Partners SmallCap
 Value II
 2006                        1,940            0.40                      0.48
 2005                           22            0.01                      0.01
 Real Estate
 Securities
 2006                       93,385           11.67                      7.65
 2005                        3,945            0.93                      1.11
 2004                       31,044            4.76                      2.33
 SmallCap Blend
 2006                       15,278            1.67                      1.13
 2005                       17,655            2.49                      1.05
 2004                        4,875            1.52                      1.34
 SmallCap Growth
 2006                        5,128            3.57                      2.40
 2005                        3,471            1.79                      1.34
 2004                        4,746            2.68                      2.70
 SmallCap S&P 600
 Index
 2006                            9            0.01                      0.01
 2005                          730            0.79                      0.68
 2004                        1,607            3.16                      3.67
 SmallCap Value
 2006                       15,721            2.47                      1.76
 2005                       26,887            5.53                      3.67
 2004                       14,955            4.75                      3.26

                          COMMISSIONS PAID TO GOLDMAN SACHS EXECUTION & CLEARING, LP
                          ---------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Blend
 2006                       2,286             0.27                      0.78
 2005                       3,466             0.45                      1.01
 2004                       1,044             0.10                      0.16
 Partners LargeCap
 Blend I
 2006                         670             0.65                      1.19
 2005                       1,758             6.13                     21.78
 2004                         252             2.49                      5.97
 Partners LargeCap
 Growth I
 2006                       1,678             0.16                      0.76
 2005                       5,154             0.45                      0.83
 2004                          63             0.00                      0.03
 Partners LargeCap
 Growth II
 2006                      65,345             5.07                     11.57
 2005                      34,360             4.27                     10.32
 2004                      13,370             5.53                      8.65
 Partners LargeCap
 Value I
 2006                       7,010             1.97                      4.82
 2005                       5,469             1.86                      4.61
 Partners LargeCap
 Value II
 2006                         269             1.05                      1.10
 2005                       1,992             2.99                      7.70
 Partners MidCap
 Growth
 2006                      54,622             4.85                     10.32
 2005                      25,955             4.62                      9.17
 2004                       5,523             2.52                      5.07
 Partners MidCap Value
 2006                         255             0.02                      0.01
 2005                       1,815             0.26                      0.11
 2004                         310             0.07                      0.05
 Partners SmallCap
 Blend
 2004                         124             0.03                      0.04
 Partners SmallCap
 Growth I
 2006                          11             0.00                      0.02
 Partners SmallCap
 Growth II
 2006                      13,840             0.82                      3.48
 2005                       3,354             0.40                      2.07
 2004                       1,520             0.28                      0.11
 Partners SmallCap
 Growth III
 2006                         688             0.10                      0.04
 Partners SmallCap
 Value I
 2005                         557             0.18                      0.18


                                   COMMISSIONS PAID TO GOLDMAN SACHS JBWERE
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Diversified
 International
 2004                        171              0.03                     0.02
 International Growth
 2004                        738              0.04                     0.02
 Partners
 International
 2005                        969              0.10                     0.05
 2004                         29              0.01                     0.01

                                COMMISSIONS PAID TO JPMORGAN CAZENOVE LIMITED
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Diversified
 International
 2006                      15,437             0.57                     0.60
 2005                       5,278             0.40                     0.42
 International
 Emerging Markets
 2005                         784             0.09                     0.12
 International Growth
 2006                      16,802             0.42                     0.33
 2005                      23,016             0.92                     0.73
 Partners
 International
 2006                      10,104             0.59                     0.48
 2005                      13,758             1.37                     0.79


                                  COMMISSIONS PAID TO J.P. MORGAN SECURITIES
                                  ------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Disciplined LargeCap
 Blend
 2006                       34,156            2.11                      1.19
 2004                            7            0.02                      0.01
 Diversified
 International
 2006                      104,908            3.86                      3.28
 2005                       33,868            2.60                      2.01
 2004                       33,645            5.52                      5.12
 International
 Emerging Markets
 2006                      101,007            5.60                      5.55
 2005                       35,095            3.96                      3.42
 2004                       21,088            7.19                      5.25
 International Growth
 2006                      142,097            3.54                      3.06
 2005                      153,151            6.13                      4.67
 2004                      127,778            6.31                      7.39
 LargeCap Growth
 2006                        3,720            0.21                      0.26
 2005                        1,312            0.16                      0.11
 2004                        1,788            0.92                      0.92
 LargeCap Value
 2006                       26,866            2.00                      1.21
 2005                       14,320            1.81                      1.26
 2004                        9,656            1.47                      1.55
 MidCap Blend
 2006                       14,936            1.52                      1.59
 2005                       10,543            2.05                      2.19
 2004                        2,946            1.88                      1.61
 MidCap Growth
 2006                        3,896            3.85                      4.25
 2005                        1,972            2.19                      1.73
 2004                        2,584            1.24                      1.49
 MidCap Value
 2006                        5,938            2.13                      1.04
 2005                        3,609            0.92                      0.83
 2004                        6,036            1.32                      1.46
 Partners
 International
 2006                       77,044            4.48                      4.33
 2005                       53,801            5.37                      5.59
 2004                       11,259            5.30                      4.10
 Partners LargeCap
 Blend
 2006                       25,691            3.07                      3.05
 2005                       21,365            2.75                      2.27
 2004                       16,265            1.52                      0.78
 Partners LargeCap
 Blend I
 2006                        7,466            7.29                      4.48
 2005                           26            0.09                      0.34
 2004                           35            0.34                      0.39
 Partners LargeCap
 Growth I
 2006                       38,312            3.74                      3.43
 2005                       30,229            2.66                      2.58
 2004                       53,955            2.20                      2.15
 Partners LargeCap
 Growth II
 2005                          126            0.02                      0.02
 2004                        1,103            0.46                      0.35
 Partners LargeCap
 Value
 2006                        5,024            0.72                      0.35
 2004                        1,888            0.13                      0.03
 Partners LargeCap
 Value I
 2006                       15,046            4.23                      3.16
 2005                        7,615            2.59                      1.19
 2004                          212            3.64                      2.32
 Partners LargeCap
 Value II
 2006                           48            0.19                      0.18
 Partners MidCap
 Growth
 2006                      210,349           18.67                     15.55
 2005                       23,692            4.21                      3.52
 2004                        3,576            1.63                      1.36
 Partners MidCap
 Growth I
 2006                       40,694            5.74                      5.02
 2005                       20,405            4.24                      3.74
 2004                        8,032            5.84                      3.29
 Partners MidCap
 Growth II
 2006                       42,307            3.47                      2.92
 Partners MidCap Value
 2006                       40,337            2.42                      1.38
 2005                       11,345            1.65                      1.38
 2004                        7,211            1.66                      1.55
 Partners MidCap Value
 I
 2006                       21,453            2.70                      2.00
 2005                        8,607            1.31                      0.99
 2004                       10,363            3.62                      2.60
 Partners SmallCap
 Blend
 2006                       36,902            4.84                      4.24
 2005                       27,888            3.83                      3.78
 2004                        2,715            0.60                      0.68
 Partners SmallCap
 Growth I
 2006                       40,505           13.06                     11.47
 2005                        3,443            1.02                      1.82
 2004                        5,301            1.91                      3.71
 Partners SmallCap
 Growth II
 2006                      140,886            8.31                      5.27
 2005                          865            0.10                      0.09
 2004                        4,120            0.76                      0.48
 Partners SmallCap
 Growth III
 2006                        6,984            1.05                      1.54
 2005                       55,313           13.66                     13.88
 2004                        1,461           22.18                     14.72
 Partners SmallCap
 Value
 2006                        3,544            0.79                      0.74
 Partners SmallCap
 Value I
 2006                       31,860            5.14                      4.20
 2005                        1,820            0.60                      0.28
 Partners SmallCap
 Value II
 2006                          579            0.12                      0.15
 2005                           32            0.01                      0.02
 Real Estate
 Securities
 2006                       14,913            1.86                      1.95
 2005                        8,564            2.02                      1.30
 2004                        5,365            0.82                      0.70
 SmallCap Blend
 2006                       10,801            1.18                      0.78
 2005                        1,904            0.27                      0.29
 2004                        1,006            0.31                      0.26
 SmallCap Growth
 2006                        3,548            2.47                      1.71
 2005                        3,779            1.95                      1.61
 2004                        2,423            1.37                      0.82
 SmallCap S&P 600
 Index
 2006                          226            0.15                      0.05
 2004                          152            0.30                      0.10
 SmallCap Value
 2006                        7,079            1.11                      0.93
 2005                        2,928            0.60                      0.48
 2004                        3,732            1.19                      1.41

                                     COMMISSIONS PAID TO LEHMAN BROTHERS
                                     -----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Disciplined LargeCap
 Blend
 2006                       94,378            5.82                      6.62
 2005                       23,210            5.28                      6.10
 2004                        1,394            3.50                      2.92
 Diversified
 International
 2006                      103,073            3.79                      5.35
 2005                       47,886            3.67                      3.34
 2004                       44,076            7.23                      6.35
 International
 Emerging Markets
 2006                       25,732            1.43                      1.32
 2005                       33,577            3.79                      3.32
 2004                        4,313            1.47                      1.60
 International Growth
 2006                      236,043            5.87                      7.97
 2005                       72,740            2.91                      3.17
 2004                      200,059            9.89                      8.50
 LargeCap Growth
 2006                      145,011            8.17                      7.74
 2005                      108,088           13.45                     10.51
 2004                        7,636            3.93                      3.94
 LargeCap S&P 500
 Index
 2006                        1,789            4.82                     10.67
 2005                       14,223           29.79                     59.24
 2004                       61,951           42.89                     30.09
 LargeCap Value
 2006                       51,346            3.83                      5.47
 2005                       46,629            5.90                      5.29
 2004                       50,432            7.67                      7.15
 MidCap Blend
 2006                       53,701            5.45                      4.94
 2005                       55,007           10.72                     10.05
 2004                        9,947            6.35                      5.61
 MidCap Growth
 2006                       11,929           11.78                      9.69
 2005                        4,761            5.28                      3.64
 2004                       15,283            7.31                      6.55
 MidCap S&P 400 Index
 2006                        9,000           24.93                     28.15
 2005                        3,692           13.33                     20.07
 2004                        4,786           31.49                     32.04
 MidCap Value
 2006                       14,642            5.26                      4.82
 2005                       19,805            5.07                      5.60
 2004                       22,858            5.01                      4.99
 Partners Global
 Equity Fund
 2006                        3,690           11.01                      8.43
 2005                          931            7.89                      3.96
 Partners
 International
 2006                      195,178           11.35                     13.14
 2005                      106,440           10.63                     10.22
 2004                       14,506            6.83                      5.90
 Partners LargeCap
 Blend
 2006                       18,897            2.26                      2.72
 2005                       38,876            5.00                      5.73
 2004                      100,040            9.36                     18.30
 Partners LargeCap
 Blend I
 2006                        4,535            4.43                      6.88
 2005                          443            1.55                      1.96
 2004                          351            3.47                      2.19
 Partners LargeCap
 Growth I
 2006                       28,450            2.77                      6.30
 2005                       34,552            3.04                      3.52
 2004                      153,167            6.25                      5.49
 Partners LargeCap
 Growth II
 2006                       33,544            2.60                      1.74
 2005                       15,985            1.99                      1.26
 2004                          575            0.24                      0.11
 Partners LargeCap
 Value
 2006                        4,147            0.60                      2.27
 2004                          401            0.03                      0.05
 Partners LargeCap
 Value I
 2006                        4,861            1.37                      1.43
 2005                        4,722            1.61                      1.08
 2004                           55            0.94                      0.54
 Partners LargeCap
 Value II
 2006                          444            1.74                      0.87
 2005                          168            0.25                      0.11
 Partners MidCap
 Growth
 2006                       51,063            4.53                      3.68
 2005                       22,244            3.96                      3.86
 2004                       16,530            7.53                      7.03
 Partners MidCap
 Growth I
 2006                       40,272            5.68                      5.05
 2005                       27,952            5.81                      5.95
 2004                        2,813            2.05                      1.49
 Partners MidCap
 Growth II
 2006                       86,513            7.11                      8.45
 2005                       41,885            5.88                      6.67
 Partners MidCap Value
 2006                      149,183            8.95                      6.56
 2005                      106,573           15.46                     15.29
 2004                       90,905           20.91                     21.33
 Partners MidCap Value
 I
 2006                       23,455            2.95                      3.00
 2005                       34,204            5.19                      5.15
 2004                       14,344            5.01                      5.37
 Partners SmallCap
 Blend
 2006                       36,736            4.82                      4.61
 2005                       40,825            5.60                      4.33
 2004                       22,992            5.12                      2.91
 Partners SmallCap
 Growth I
 2006                       26,284            8.48                      8.45
 2005                       24,275            7.18                      6.86
 2004                       20,750            7.46                      7.29
 Partners SmallCap
 Growth II
 2006                       43,258            2.55                      1.64
 2005                        6,420            0.77                      0.71
 2004                       11,440            2.12                      1.29
 Partners SmallCap
 Growth III
 2006                       10,170            1.53                      2.06
 2005                       21,754            5.37                      4.26
 2004                           25            0.38                      0.61
 Partners SmallCap
 Value
 2006                          788            0.18                      0.12
 2005                          885            0.17                      0.12
 2004                        6,080            1.98                      1.65
 Partners SmallCap
 Value I
 2006                       14,856            2.40                      1.73
 2005                        6,404            2.12                      1.90
 2004                        2,323            1.29                      1.05
 Partners SmallCap
 Value II
 2006                          187            0.04                      0.04
 2005                          247            0.07                      0.07
 Real Estate
 Securities
 2006                      110,179           13.77                     22.79
 2005                       65,908           15.52                     27.62
 2004                       73,885           11.32                     19.74
 SmallCap Blend
 2006                       27,373            2.99                      3.06
 2005                       26,262            3.71                      3.71
 2004                        8,785            2.73                      2.43
 SmallCap Growth
 2006                        6,484            4.51                      5.78
 2005                       12,361            6.39                      5.24
 2004                       12,649            7.15                      8.31
 SmallCap S&P 600
 Index
 2006                       26,276           17.59                     21.43
 2005                       42,675           46.06                     42.28
 2004                       25,705           50.47                     44.08
 SmallCap Value
 2006                       20,152            3.17                      3.16
 2005                       29,549            6.08                      6.44
 2004                       18,235            5.79                      6.46

                                COMMISSIONS PAID TO LYNCH, JONES & RYAN, INC.
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners MidCap
 Growth
 2006                       1,582             0.14                     0.09
 Partners SmallCap
 Growth III
 2005                          64             0.01                     0.01
 Partners SmallCap
 Value II
 2006                         285             0.06                     0.08

                                 COMMISSIONS PAID TO MORGAN STANLEY DW, INC.
                                 -------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Disciplined LargeCap
 Blend
 2006                       49,642            3.06                      3.34
 2005                       39,290            8.94                      5.98
 2004                          715            1.80                      0.69
 Diversified
 International
 2006                      197,616            7.27                      7.35
 2005                       81,905            6.28                      5.88
 2004                       49,229            8.08                      7.09
 International
 Emerging Markets
 2006                      112,716            6.24                      6.51
 2005                       70,173            7.92                      8.86
 2004                       40,269           13.73                     14.03
 International Growth
 2006                      285,954            7.12                     13.42
 2005                      222,538            8.91                      7.99
 2004                      102,879            5.08                      3.91
 LargeCap Growth
 2006                       39,365            2.22                      2.58
 2005                       15,839            1.97                      1.84
 2004                        2,628            1.35                      1.82
 LargeCap S&P 500
 Index
 2006                        7,948           21.41                     34.97
 2005                       14,711           30.81                     26.59
 2004                        1,144            0.79                      0.79
 LargeCap Value
 2006                       46,206            3.44                      5.42
 2005                       50,076            6.34                     11.48
 2004                       34,117            5.19                      8.50
 MidCap Blend
 2006                       27,715            2.81                      3.38
 2005                       37,713            7.35                      3.84
 2004                       12,839            8.20                     13.48
 MidCap Growth
 2006                        4,901            4.84                      5.30
 2005                        1,350            1.50                      1.37
 2004                        4,991            2.39                      2.49
 MidCap S&P 400 Index
 2006                        2,493            6.91                      8.28
 2005                        5,219           18.84                     21.39
 2004                           96            0.63                      0.62
 MidCap Value
 2006                        5,373            1.93                      2.04
 2005                       13,759            3.52                      5.09
 2004                       19,405            4.25                      6.66
 Partners Global
 Equity
 2006                        5,249           15.66                     11.65
 2005                        1,142            9.67                      5.18
 Partners
 International
 2006                      146,733            8.54                      9.27
 2005                       60,233            6.61                      5.64
 2004                       15,982            7.52                      6.08
 Partners LargeCap
 Blend
 2006                       25,940            3.10                      2.49
 2005                       38,900            5.01                      5.75
 2004                       51,587            4.83                      2.67
 Partners LargeCap
 Blend I
 2006                        5,379            5.25                      5.82
 2005                        3,618           12.62                     16.12
 2004                        1,714           16.91                     28.38
 Partners LargeCap
 Growth I
 2006                       56,611            5.52                      5.46
 2005                       76,581            6.74                      5.90
 2004                        9,275            0.38                      0.43
 Partners LargeCap
 Growth II
 2006                       20,545            1.60                      0.69
 2005                        3,279            0.41                      0.24
 2004                        3,096            1.28                      1.28
 Partners LargeCap
 Value
 2006                       38,149            5.50                     14.72
 2005                           58            0.01                      0.01
 Partners LargeCap
 Value I
 2006                       14,765            4.15                      5.57
 2005                        4,648            1.58                      3.03
 2004                          207            3.55                      1.58
 Partners LargeCap
 Value II
 2006                        1,440            5.63                      1.67
 2005                          135            0.20                      0.37
 Partners MidCap
 Growth
 2006                       34,914            3.10                      2.42
 2005                       15,727            2.80                      2.59
 2004                        4,920            2.24                      2.06
 Partners MidCap
 Growth I
 2006                       23,012            3.24                      3.67
 2005                       24,505            5.10                      4.43
 2004                        6,297            4.58                      5.81
 Partners MidCap
 Growth II
 2006                      171,168           14.06                     16.45
 2005                       83,440           11.71                     10.09
 Partners MidCap Value
 2006                       30,020            1.80                      1.36
 2005                       15,530            2.25                      3.05
 2004                        4,725            1.09                      1.15
 Partners MidCap Value
 I
 2006                       16,080            2.02                      2.61
 2005                       18,104            2.75                      3.01
 2004                       20,186            7.05                      6.83
 Partners SmallCap
 Blend
 2006                       24,326            3.19                      4.14
 2005                       38,170            5.24                      3.88
 2004                       19,996            4.45                      3.09
 Partners SmallCap
 Growth I
 2006                       11,344            3.66                      2.99
 2005                       12,060            3.57                      2.77
 2004                       16,074            5.78                      5.38
 Partners SmallCap
 Growth II
 2006                        5,304            0.31                      0.35
 2005                        7,342            0.88                      2.01
 2004                       15,281            2.83                      2.64
 Partners SmallCap
 Growth III
 2006                           46            0.01                      0.04
 2004                           40            0.61                      0.40
 Partners SmallCap
 Value
 2006                          264            0.06                      0.04
 2005                          810            0.15                      0.08
 2004                        7,845            2.55                      2.44
 Partners SmallCap
 Value I
 2006                       28,082            4.53                      6.95
 2005                       26,943            8.94                     11.14
 2004                       15,622            8.71                      9.04
 Partners SmallCap
 Value II
 2006                        5,011            1.02                      4.62
 2005                        2,092            0.57                      0.20
 Real Estate
 Securities
 2006                        3,309            0.41                      0.34
 2005                        3,880            0.91                      1.02
 2004                       14,994            2.30                      4.41
 SmallCap Blend
 2006                       19,316            2.11                      2.30
 2005                       15,668            2.21                      2.48
 2004                        9,516            2.96                      2.04
 SmallCap Growth
 2006                        2,186            1.52                      1.89
 2005                       11,936            6.17                     10.09
 2004                       10,379            5.87                      7.46
 SmallCap S&P 600
 Index
 2006                        9,357            6.27                      7.06
 2005                       13,696           14.78                     19.26
 2004                          596            1.17                      2.08
 SmallCap Value
 2006                       19,826            3.12                      3.43
 2005                       32,681            6.72                      7.43
 2004                       14,495            4.60                      4.76

                             COMMISSIONS PAID TO NATIONAL FINANCIAL SERVICES, LLC
                             ----------------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 LargeCap Growth
 2006                       2,000             0.11                     0.08
 Partners LargeCap
 Blend
 2006                       1,248             0.15                     0.09
 2004                       1,365             0.13                     0.05
 Partners MidCap
 Growth Fund II
 2005                       1,645             0.23                     0.20
 Partners MidCap Value
 I
 2004                       1,547             0.54                     2.31
 Partners SmallCap
 Value I
 2006                         919             0.15                     0.13
 2005                         397             0.13                     0.13
 2004                       3,680             2.05                     1.29
 Partners SmallCap
 Value II
 2005                         623             0.17                     0.12


                                  COMMISSIONS PAID TO NEUBERGER BERMAN, LLC
                                  -----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners MidCap
 Growth II
 2006                       7,197             0.59                     0.47
 2005                       2,265             0.32                     0.57
 Partners MidCap Value
 2005                       2,710             0.39                     0.24
 2004                       7,790             1.79                     2.04
 Partners SmallCap
 Growth I
 2006                          22             0.01                     0.01
 Partners SmallCap
 Value II
 2005                       1,871             0.51                     0.23

                                      COMMISSIONS PAID TO PERSHING, LLC
                                      ---------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 MidCap Growth
 2006                           4             0.00                     0.00
 Partners LargeCap
 Growth I
 2006                         180             0.02                     0.03
 Partners LargeCap
 Value
 2006                      76,921            11.10                     8.20
 Partners LargeCap
 Value I
 2006                         461             0.13                     0.06
 Partners MidCap
 Growth
 2006                       1,491             0.13                     0.12
 Partners MidCap Value
 2006                       3,845             0.23                     0.10
 Partners SmallCap
 Growth II
 2006                      18,811             1.11                     1.03
 Partners SmallCap
 Value II
 2006                       4,915             1.00                     0.56
 2005                         713             0.19                     0.19


                             COMMISSIONS PAID TO SANFORD C. BERNSTEIN & CO., LLC
                             ---------------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Disciplined LargeCap
 Blend
 2006                        3,431            0.21                      0.30
 2005                       15,010            3.42                      1.75
 2004                        4,965           12.48                      7.51
 Diversified
 International
 2006                        4,572            0.17                      0.16
 2004                          867            0.14                      0.14
 International
 Emerging Markets
 2006                          927            0.05                      0.11
 International Growth
 2004                        1,277            0.06                      0.04
 LargeCap Growth
 2006                       13,320            0.75                      0.66
 2005                        5,067            0.63                      0.66
 2004                       16,900            8.70                     10.84
 LargeCap Value
 2006                       15,902            1.19                      1.36
 2005                       10,195            1.29                      0.70
 2004                        3,983            0.61                      0.50
 MidCap Blend
 2006                       13,377            1.36                      1.12
 2005                        8,009            1.56                      1.25
 2004                        7,220            4.61                      5.21
 MidCap Growth
 2006                          798            0.79                      0.84
 2005                           94            0.10                      0.13
 2004                        8,455            4.04                      4.47
 MidCap S&P 400 Index
 2004                           79            0.52                      0.44
 MidCap Value
 2006                          748            0.27                      0.21
 2005                        1,994            0.51                      0.41
 2004                        5,605            1.23                      1.24
 Partners Global
 Equity
 2006                        1,299            3.88                      2.52
 2005                          760            6.44                      3.74
 Partners
 International
 2006                          438            0.03                      0.01
 2005                          451            0.05                      0.04
 2004                          330            0.16                      0.12
 Partners LargeCap
 Blend
 2006                       18,928            2.27                      2.37
 2005                       30,046            3.87                      3.20
 2004                       11,745            1.10                      0.82
 Partners
 LargeCap Blend I
 2006                        1,658            1.62                      1.00
 2004                          185            1.83                      0.66
 Partners LargeCap
 Growth I
 2006                       16,311            1.59                      1.07
 2005                       20,738            1.83                      1.12
 2004                       52,359            2.14                      1.62
 Partners LargeCap
 Growth II
 2006                      115,977            9.01                     21.44
 2005                       48,496            6.03                      8.15
 2004                       10,027            4.15                      2.54
 Partners LargeCap
 Value
 2006                      112,304           16.20                      9.42
 2005                      590,920           57.48                     54.85
 2004                      992,248           69.01                     68.44
 Partners LargeCap
 Value I
 2006                        5,312            1.49                      1.58
 2005                          538            0.18                      0.13
 Partners LargeCap
 Value II
 2006                        9,421           36.81                     54.26
 2005                        4,424            6.63                      9.89
 Partners MidCap
 Growth
 2006                          926            0.08                      0.04
 2005                        3,955            0.70                      0.36
 Partners MidCap
 Growth I
 2006                       14,180            2.00                      3.02
 2005                          527            0.11                      0.18
 Partners MidCap Value
 2006                       43,075            2.58                      2.00
 2005                       28,860            4.19                      3.66
 2004                       16,204            3.73                      3.30
 Partners MidCap Value
 I
 2006                       17,230            2.17                      2.72
 2005                       33,305            5.06                      6.91
 2004                       10,118            3.53                      3.28
 Partners SmallCap
 Blend
 2006                       14,871            1.95                      3.54
 2005                          792            0.11                      0.12
 2004                           25            0.01                      0.00
 Partners SmallCap
 Growth II
 2006                          240            0.01                      0.09
 2005                        1,555            0.19                      0.36
 2004                           85            0.02                      0.01
 Partners SmallCap
 Value
 2004                        1,318            0.43                      0.74
 Partners SmallCap
 Value I
 2006                       28,907            4.66                      6.43
 2005                        9,991            3.31                      4.09
 2004                        1,431            0.80                      0.60
 Partners SmallCap
 Value II
 2006                          554            0.11                      0.08
 Real Estate
 Securities
 2005                          210            0.05                      0.06
 SmallCap Blend
 2006                        4,387            0.48                      0.53
 2005                        4,428            0.63                      0.97
 2004                       36,320           11.31                     14.24
 SmallCap Growth
 2006                           90            0.06                      0.04
 2005                          452            0.23                      0.28
 2004                        1,556            0.88                      1.30
 SmallCap S&P 600
 Index
 2004                           40            0.08                      0.13
 SmallCap Value
 2006                        1,422            0.22                      0.22
 2005                        2,574            0.53                      0.47
 2004                        1,538            0.49                      0.71

                                COMMISSIONS PAID TO SPECTRUM ASSET MANAGEMENT
                                ---------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Preferred Securities
 2006                      346,026            99.99                    99.99
 2005                      191,079           100.00                   100.00
 2004                      160,934           100.00                   100.00


                                  COMMISSIONS PAID TO UBS FINANCIAL SERVICES
                                  ------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Blend
 2005                         115             0.01                     0.01
 Partners MidCap
 Growth
 2004                         314             0.14                     0.09
 Partners MidCap
 Growth I
 2006                       1,060             0.15                     0.09
 Partners SmallCap
 Growth II
 2006                       1,092             0.06                     0.06
 2005                       1,720             0.21                     0.18
 2004                         115             0.02                     0.01
 Partners SmallCap
 Value
 2005                       7,022             1.31                     1.13
 Partners SmallCap
 Value I
 2004                          54             0.03                     0.08
 Partners SmallCap
 Value II
 2006                         369             0.08                     0.23
 2005                       1,102             0.30                     0.34

                                    COMMISSIONS PAID TO UBS SECURITIES LLC
                                    --------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Disciplined LargeCap
 Blend
 2006                      140,705            8.68                     11.26
 2005                       21,359            4.86                      4.35
 2004                        2,022            5.08                      5.73
 Diversified
 International
 2006                      279,876           10.29                     11.05
 2005                      199,103           15.27                     21.82
 2004                       94,095           15.44                     18.62
 International
 Emerging Markets
 2006                      159,729            8.85                      9.11
 2005                      107,366           12.12                     14.60
 2004                       34,207           11.66                     14.42
 International Growth
 2006                      532,972           13.26                     15.54
 2005                      265,102           10.62                     22.68
 2004                      247,510           12.23                     17.36
 LargeCap Growth
 2006                       78,317            4.41                      4.42
 2005                       29,522            3.67                      3.06
 2004                        4,136            2.13                      2.13
 LargeCap S&P 500
 Index
 2006                           42            0.11                      0.39
 2005                          303            0.63                      0.70
 2004                        1,867            1.29                      1.27
 LargeCap Value
 2006                       86,070            6.41                      6.83
 2005                       68,115            8.62                      8.84
 2004                       66,694           10.14                     14.20
 MidCap Blend
 2006                       53,996            5.48                      3.78
 2005                       24,246            4.73                      4.54
 2004                       21,565           13.78                     19.01
 MidCap Growth
 2006                          667            0.66                      1.20
 2005                        1,081            1.20                      0.95
 2004                       14,723            7.04                      9.72
 MidCap S&P 400 Index
 2006                          168            0.47                      0.58
 2005                        1,869            6.75                      7.86
 2004                          586            3.86                      3.58
 MidCap Value
 2006                       24,249            8.70                      8.31
 2005                       31,806            8.14                      8.99
 2004                       52,745           11.56                     14.44
 Partners Global
 Equity
 2006                        6,173           18.42                     20.24
 2005                          587            4.97                      2.36
 Partners
 International
 2006                      145,642            8.47                     10.13
 2005                      104,532           10.44                     11.15
 2004                       21,542           10.14                     10.54
 Partners LargeCap
 Blend
 2006                       34,559            4.14                      3.35
 2005                       51,392            6.61                      5.87
 2004                       75,820            7.10                      5.00
 Partners
 LargeCap Blend I
 2006                        3,439            3.36                      1.19
 2005                        1,343            4.69                      3.11
 2004                          160            1.58                      1.16
 Partners LargeCap
 Growth I
 2006                      117,888           11.50                      9.21
 2005                       98,554            8.68                      9.04
 2004                      105,387            4.30                      4.49
 Partners LargeCap
 Growth II
 2006                       29,708            2.31                      1.19
 2005                        8,269            1.03                      0.79
 2004                        2,318            0.96                      0.49
 Partners LargeCap
 Value
 2006                       12,050            1.74                      1.25
 2005                       36,713            3.57                      8.38
 2004                       46,454            3.23                      3.94
 Partners LargeCap
 Value I
 2006                        2,950            0.83                      0.32
 2005                        7,800            2.66                      2.19
 2004                           70            1.20                      0.97
 Partners LargeCap
 Value II
 2006                          356            1.39                      0.43
 2005                          793            1.19                      0.44
 Partners MidCap
 Growth
 2006                       43,507            3.86                      3.20
 2005                       51,264            9.12                      7.80
 2004                          967            0.44                      0.35
 Partners MidCap
 Growth I
 2006                        2,595            0.37                      0.17
 2005                        4,112            0.86                      0.76
 Partners MidCap
 Growth II
 2006                       50,494            4.15                      3.61
 2005                       10,476            1.47                      1.32
 Partners MidCap Value
 2006                       23,405            1.40                      0.76
 2005                        8,684            1.26                      1.15
 2004                        9,142            2.10                      1.96
 Partners MidCap Value
 I
 2006                       40,376            5.08                      4.14
 2005                       21,555            3.27                      3.08
 2004                       18,818            6.57                      4.78
 Partners SmallCap
 Blend
 2006                        2,356            0.31                      0.17
 2004                        3,960            0.88                      0.81
 Partners SmallCap
 Growth I
 2006                       56,527           18.23                     21.61
 2005                       38,040           11.25                     14.58
 2004                       19,319            6.95                      7.34
 Partners SmallCap
 Growth II
 2006                        2,687            0.16                      0.07
 2005                        7,589            0.91                      1.74
 Partners SmallCap
 Growth III
 2005                        3,746            0.93                      0.92
 2004                          321            4.87                      5.06
 Partners SmallCap
 Value
 2006                          892            0.20                      0.34
 2005                        8,271            1.54                      0.91
 2004                        2,550            0.83                      0.28
 Partners SmallCap
 Value I
 2006                        3,343            0.54                      0.36
 2005                       10,338            3.43                      2.22
 2004                        8,374            4.67                      2.48
 Partners SmallCap
 Value II
 2006                       20,462            4.18                      2.49
 2005                       18,866            5.14                      2.75
 Real Estate
 Securities
 2006                       16,168            2.02                      2.44
 2005                       14,706            3.46                      5.72
 2004                       41,888            6.42                      5.61
 SmallCap Blend
 2006                       24,771            2.71                      3.45
 2005                       28,548            4.03                      5.01
 2004                       20,016            6.23                      8.45
 SmallCap Growth
 2006                       13,568            9.44                     14.27
 2005                       14,810            7.65                      7.51
 2004                       12,301            6.95                     16.23
 SmallCap S&P 600
 Index
 2006                        3,052            2.04                      1.82
 2005                          272            0.29                      0.74
 2004                          732            1.44                      2.37
 SmallCap Value
 2006                      119,507           18.79                     24.15
 2005                       69,871           14.37                     17.74
 2004                       18,328            5.82                      7.85

ALLOCATION OF TRADES BY THE SUB-ADVISORS AND SUB-SUB-ADVISORS
Each Sub-Advisor and Sub-Sub-Advisor manages a number of accounts other than the Fund's portfolios. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and ensures that all clients are treated fairly and equitably.

Investments the Sub-Advisor or Sub-Sub-Advisor deems appropriate for the Fund's portfolio may also be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Fund's portfolio and other accounts. In such circumstances, the Sub-Advisor or Sub-Sub-Advisor may determine that orders for the purchase or sale of the same security for the Fund's portfolio and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Sub-Advisor or Sub-Sub-Advisor to be equitable and in the best interests of the Fund portfolio and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Fund believes that its participation in such transactions on balance will produce better overall results for the Fund.


PURCHASE AND REDEMPTION OF SHARES


PURCHASE OF SHARES
Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Class A shares of the Funds are purchased at their public offering price and other shares of the Funds are purchased at the net asset value ("NAV") per share, as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by an authorized agent of a Fund. In order to receive a day's price, an order must be received in good order by the close of the regular trading session of the NYSE as described below in "Pricing of Fund Shares."

SALES OF SHARES
Payment for shares tendered for redemption is ordinarily made in cash. The Board may determine, however, that it would be detrimental to the remaining shareholders to make payment of a redemption order wholly or partly in cash. The Fund may, therefore, pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund's portfolio in lieu of cash. If the Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described below in "Pricing of Fund Shares."

The right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever: 1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends; 2) the SEC permits such suspension and so orders; or 3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


 Certain designated organizations are authorized to receive sell orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.


PRICING OF FUND SHARES

Each Fund's shares are bought and sold at the current net asset value ("NAV") per share. Each Fund's NAV for each class is calculated each day the New York Stock Exchange ("NYSE") is open, as of the close of business of the Exchange (normally 3:00 p.m. Central Time). The NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.

For all Funds except the Money Market Fund, the share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.


Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers.


Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Board of Directors.

A Fund's securities may be traded on foreign securities markets that close each day prior to the time the NYSE closes. In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. The Fund has adopted policies and procedures to "fair value" some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund's NAV is calculated. Significant events can be specific to a single security or can include events that impact a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.


Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Board of Directors as may from time to time be necessary.


Money Market Fund
-----------------
The share price of each Class of shares of the Money Market Fund is determined at the same time and on the same days as the Funds described above. All securities held by the Money Market Fund are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.

Use of the amortized cost valuation method by the Money Market Fund requires the Fund to maintain a dollar weighted average maturity of 90 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, the Fund invests only in obligations determined by the Directors to be of high quality with minimal credit risks.


The Board of Directors has established procedures for the Money Market Fund designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to the Sub-Advisor to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Board of Directors promptly considers what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to shareholders, it takes such corrective action as it regards as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. The Fund may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.

TAXATION OF THE FUNDS


It is a policy of the Funds to make distributions of substantially all of their respective investment income and any net realized capital gains. The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions (as long or short-term capital gains) of the Fund in the manner they were received by the Fund.


All income dividends and capital gains distributions, if any, on a Fund's Advisors Select, Advisors Preferred, Advisors Signature, Select, Preferred, and Institutional class shares are reinvested automatically in additional shares of the same class of the same Fund. Dividends and capital gains distributions, if any, on a Fund's Class A, Class B, Class C, and Class J shares are reinvested automatically in additional shares of the same Class of shares of the same Fund unless the shareholder elects to take dividends in cash. The reinvestment will be made at the NAV determined on the first business day following the record date.


Certain Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Service. In order to avoid taxes and interest that must be paid by the Funds if these instruments appreciate in value, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed.


The Fund is required in certain cases to withhold and remit to the U.S. Treasury 30.0% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder 1) who has provided either an incorrect tax identification number or no number at all, 2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or 3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."


A shareholder recognizes gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sales or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund is considered capital gain or loss (long-term capital gain or loss if the shares were held for longer than one year). However, any capital loss arising from the sales or redemption of shares held for six months or less is disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) is treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.


If a shareholder a) incurs a sales charge in acquiring shares of the Fund, b) disposes of such shares less than 91 days after they are acquired, and c) subsequently acquires shares of the Fund or another fund at a reduced sales charge pursuant to a right to reinvest at such reduced sales charge acquired in connection with the acquisition of the shares disposed of, then the sales charge on the shares disposed of (to the extent of the reduction in the sales charge on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.


Shareholders should consult their own tax advisors as to the federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

SPECIAL TAX CONSIDERATIONS
Municipal Funds
---------------
Each of the Municipal Funds also intends to qualify to pay "exempt-interest dividends" to its shareholders. An exempt-interest dividend is that part of dividend distributions made by the Fund which consist of interest received by that Fund on tax-exempt Municipal Obligations. Shareholders incur no federal income taxes on exempt-interest dividends. However, these exempt-interest dividends may be taxable under state or local law. Fund shareholders that are corporations must include exempt-interest dividends in determining whether they are subject to the corporate alternative minimum tax. Exempt-interest dividends that derive from certain private activity bonds must be included by individuals as a preference item in determining whether they are subject to the alternative minimum tax. The Fund may also pay ordinary income dividends and distribute capital gains from time to time. Ordinary income dividends and distributions of capital gains, if any, are taxable for federal purposes.

If a shareholder receives an exempt-interest dividend with respect to shares of the Funds held for six months or less, then any loss on the sale or exchange of such shares, to the extent of the amount of such dividend, is disallowed. If a shareholder receives a capital gain dividend with respect to shares held for six months or less, then any loss on the sale or exchange of such shares is treated as a long term capital loss to the extent the loss exceeds any exempt-interest dividend received with respect to such shares, and is disallowed to the extent of such exempt-interest dividend.


Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of this Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) under Section 147(a) of the Internal Revenue Code of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Fund.


From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. If legislation is enacted that eliminates or significantly reduces the availability of Municipal Obligations, it could adversely affect the ability of the Fund to continue to pursue its investment objectives and policies. In such event, the Fund would reevaluate its investment objectives and policies.


International Funds
-------------------
Some foreign securities purchased by the Funds may be subject to foreign taxes that could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. The Funds may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each affected Fund that will reduce its investment company taxable income.

Futures Contracts and Options
-----------------------------
As previously discussed, some of the Funds invest in futures contracts or options thereon, index options, or options traded on qualified exchanges. For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated as 60% long-term and 40% short-term. In addition, the Funds must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. A Fund may elect out of such tax treatment, however, for a futures or options position that is part of an "identified mixed straddle" such as a put option purchased with respect to a portfolio security. Gains and losses on futures and options included in an identified mixed straddle are considered 100% short-term and unrealized gains or losses on such positions are not realized at year-end. The straddle provisions of the Code may require the deferral of realized losses to the extent that a Fund has unrealized gains in certain offsetting positions at the end of the fiscal year. The Code may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.

PORTFOLIO HOLDINGS DISCLOSURE


The Fund publishes month-end portfolio holdings information for each of the Fund's portfolios on the principal.com website on the last business day of the following month. The Funds may also occasionally publish information on the website relating to specific events, such as the impact of a natural disaster, corporate debt default or similar events on portfolio holdings. It is the Fund's policy to disclose only public information regarding portfolio holdings (i.e. information published on the website or filed with the SEC), except as described below.



POLICY. . The Fund and Principal have adopted a policy of disclosing non-public portfolio holdings information to third parties only to the extent required by federal law, and to the following third parties, so long as such third party has agreed, or is legally obligated, to maintain the confidentiality of the information and to refrain from using such information to engage in securities transactions:


 1) Daily to the Fund's portfolio pricing services, FT Interactive Data Corporation, to obtain prices for portfolio securities;


 2) Upon proper request to government regulatory agencies or to self regulatory organizations;

 3) As needed to Ernst & Young LLP, the independent registered public accounting firm, in connection with the performance of the services provided by Ernst & Young LLP to the Fund;

 4) To the sub-advisers' proxy service providers (Institutional Shareholder Services and Automatic Data Processing) to facilitate voting of proxies; and

 5) To the Fund's custodian, Bank of New York, in connection with the services provided by the custodian to the Fund.

The Fund is also permitted to enter into arrangements to disclose portfolio holdings to other third parties in connection with the performance of a legitimate business purpose if such third party agrees in writing to maintain the confidentiality of the information prior to the information being disclosed. Any such written agreement must be approved by an officer of the Fund, the Manager or the Fund's sub-advisor. Approval must be based on a reasonable belief that disclosure to such other third party is in the best interests of the Fund's shareholders. If a conflict of interest is identified in connection with disclosure to any such third party, the Fund's or the Manager's Chief Compliance Officer ("CCO") must approve such disclosure, in writing before it occurs. Such third parties currently include:

  Bloomberg, LP                      Frank Russell Company
  Check Free Investment Services     Hub Data
  Confluence Technologies, Inc.      Investment Company Institute
  Depository Trust Co.               ix Partners, Ltd.
  Eagle Investment Systems           J.P. Morgan Investor Services
  EzE Castle Software LLC            Mellon Trust
  FactSet Research Systems           PFPC
  Financial Model Co.                Russell Implementation Services
  Frank Russell Securities, Inc.     R.R. Donnelley and Sons Company


Any agreement by which any Fund or any party acting on behalf of the Fund agrees to provide Fund portfolio information to a third party, other than a third party identified in the policy described above, must be approved prior to information being provided to the third party, unless the third party is a regulator or has a duty to maintain the confidentiality of such information and to refrain from using such information to engage in securities transactions. A written record of approval will be made by the person granting approval.


The Fund may also disclose to Edge, non-public portfolio holdings information relating to the Underlying Funds in which the SAM portfolios invest to facilitate Edge's management of the SAM portfolios. Edge may use underlying Fund portfolio holdings information of funds managed by unaffiliated advisory firms solely for the purpose of managing the SAM portfolios.

The Fund's non-public portfolio holdings information policy applies without variation to individual investors, institutional investors, intermediaries that distribute the Fund's shares, third party service providers, rating and ranking organizations, and affiliated persons of the Fund. Neither the Fund nor the Manager nor any other party receive compensation in connection with the disclosure of Fund portfolio information. The Fund's CCO will periodically, but no less frequently than annually, review the Fund's portfolio holdings disclosure policy and recommend changes the CCO believes are appropriate, if any, to the Fund's Board of Directors. In addition, the Fund's Board of Directors must approve any change in the Fund's portfolio holdings disclosure policy that would expand the distribution of such information.


PROXY VOTING POLICIES AND PROCEDURES


The Board of Directors has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to that Fund's Sub-Advisor or Sub-Sub-Advisor. The Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix B. Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval.


The Principal LifeTime Funds and SAM Portfolios invest in shares of other Funds. Principal is authorized to vote proxies related to the underlying funds. If an underlying fund holds a shareholder meeting, in order to avoid any potential conflict of interest, Principal will vote shares of such fund on any proposal submitted to the fund's shareholders in the same proportion as the votes of other shareholders of the underlying fund.


Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2006, is available, without charge, upon request, by calling 1-800-247-4123 or on the SEC website at http://www.sec.gov.


GENERAL INFORMATION


MIDCAP S&P 400 INDEX FUND, LARGECAP S&P 500 INDEX FUND, AND SMALLCAP S&P 600 INDEX FUND ONLY
The Funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to Fund shareholders or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index, S&P MidCap 400 Index, or S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the Principal Life Insurance Company and the Manager is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index, S&P MidCap 400 Index, and S&P SmallCap 600 Index which are determined, composed, and calculated by S&P without regard to Principal Life Insurance Company, the Manager, or the Funds. S&P has no obligation to take the needs of Principal Life Insurance Company, the Manager or Fund shareholders into consideration in determining, composing or calculating the S&P 500 Index, the S&P MidCap 400 Index, or the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, S&P MIDCAP 400 INDEX, OR S&P SMALLCAP 600 INDEX OR ANY DATA CONTAINED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE INSURANCE COMPANY, THE MANAGER, FUND SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX, OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIES WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

DISCLOSURE REGARDING PORTFOLIO MANAGERS


Appendix C outlines information relating to the portfolio managers responsible for day-to-day portfolio management as of the end of the most recent fiscal year unless otherwise noted.

APPENDIX A


Description of Bond Ratings:


Moody's Investors Service, Inc. Rating Definitions:


Long-Term Obligation Ratings


Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.


Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.


Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.


A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.


Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.


Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.


B: Obligations rated B are considered speculative and are subject to high credit risk.


Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.


Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.


C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.


NOTE: Moody's appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generate rating category.


SHORT-TERM NOTES: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4. MIG 1 denotes "best quality, enjoying strong protection from established cash flows." MIG 2 denotes "high quality" with "ample margins of protection." MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades." MIG 4 notes are of "adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative."


Description of Moody's Commercial Paper Ratings:


Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:


Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.


Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.


Issuers rated Not Prime do not fall within any of the Prime rating categories.


Description of Standard & Poor's Corporation's Debt Ratings:


A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.


The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.


The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.


The ratings are based, in varying degrees, on the following considerations:


I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;


II. Nature of and provisions of the obligation;


III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.


AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's.
     Capacity to pay interest and repay principal is extremely strong.


AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.


A: Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.


BB, B, CCC, CC: Debt rated "BB," "B," "CCC," and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


C: The rating "C" is reserved for income bonds on which no interest is being paid.


D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.


Standard & Poor's, Commercial Paper Ratings


A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:


A: Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.


A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.


A-2: Capacity for timely payment on issues with this designation is strong.
     However, the relative degree of safety is not as high as for issues designated "A-1."


A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.


B: Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.


C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.


D: This rating indicates that the issue is either in default or is expected to be in default upon maturity.


The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.


Standard & Poor's rates notes with a maturity of less than three years as follows:


SP-1: A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.


SP-2: A satisfactory capacity to pay principal and interest.


SP-3: A speculative capacity to pay principal and interest.

APPENDIX B


PROXY VOTING POLICIES

The Proxy voting policies applicable to each Fund follows.

                                 OCTOBER 2005

                        ALLIANCE CAPITAL MANAGEMENT L.P.

             STATEMENT OF POLICIES AND PROCEDURES FOR PROXY VOTING

                                  INTRODUCTION




As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.


This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.


PROXY POLICIES

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:


CORPORATE GOVERNANCE: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.


ELECTIONS OF DIRECTORS: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.


APPOINTMENT OF AUDITORS: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company's auditors.

CHANGES IN LEGAL AND CAPITAL STRUCTURE: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.


CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.


PROPOSALS AFFECTING SHAREHOLDER RIGHTS: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.


ANTI-TAKEOVER MEASURES: Alliance Capital believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.


EXECUTIVE COMPENSATION: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.


Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES
-----------------------

PROXY VOTING COMMITTEES
-----------------------

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.


 CONFLICTS OF INTEREST
----------------------

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote;
(iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.


Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.


PROXIES OF CERTAIN NON-US ISSUERS
---------------------------------

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, Alliance Capital believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period).
 Accordingly, if share blocking is required we generally abstain from voting those shares.


In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting.
 Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

LOANED SECURITIES
-----------------

Many clients of Alliance Capital have entered into securities lending arrangements with agent lenders to generate additional revenue. Alliance Capital will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.


PROXY VOTING RECORDS
--------------------

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.




                          AMERICAN CENTURY INVESTMENTS
                             PROXY VOTING POLICIES




American Century Investment Management, Inc. and American Century Global Investment Management, Inc. (collectively, the "Adviser") are the investment managers for a variety of clients, including the American Century family of mutual funds. As such, the Adviser has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Adviser.


GENERAL PRINCIPLES
In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of our clients, and for the exclusive purpose of providing benefits to them. The Adviser will attempt to consider all factors of its vote that could affect the value of the investment. We will not subordinate the interests of clients in the value of their investments to unrelated objectives. In short, the Adviser will vote proxies in the manner that we believe will do the most to maximize shareholder value.

SPECIFIC PROXY MATTERS

A.ROUTINE MATTERS

 1) ELECTION OF DIRECTORS


  a)
    GENERALLY. THE ADVISER will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Adviser will vote in favor of management's director nominees if they are running unopposed. The Adviser believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Adviser of course maintains the ability to vote against any candidate whom it feels is not qualified. For example, we will generally vote for management's director nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Conversely, we will vote against individual directors if they do not provide an adequate explanation for repeated absences at board meetings. When management's nominees are opposed in a proxy contest, the Adviser will evaluate which nominees' publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents. In cases where the Adviser's clients are significant holders of a company's voting securities, management's recommendations will be reviewed with the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund, the trustee of a retirement plan).

  b) COMMITTEE SERVICE. The Adviser will withhold votes for non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

  C)
    CLASSIFICATION OF BOARDS. The Adviser will support proposals that seek to declassify boards. Conversely, the Adviser will oppose efforts to adopt classified board structures.

  D)
    MAJORITY INDEPENDENT BOARD. The Adviser will support proposals calling for a majority of independent directors on a board. We believe that a majority of independent directors can helps to facilitate objective decision making and enhances accountability to shareholders.

  E)WITHHOLDING CAMPAIGNS. The Adviser will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (a) through (d) above.

 2) RATIFICATION OF SELECTION OF AUDITORS

The Adviser will generally rely on the judgment of the issuer's audit committee in selecting the independent auditors who will provide the best service to the company. The Adviser believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. We will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company's financial position.


B. EQUITY-BASED COMPENSATION PLANS

The Adviser believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Adviser recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Adviser will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management's recommendations with respect to adoption of or amendments to a company's equity-based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dilutive.


The Adviser will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company's overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.


Amendments which are proposed in order to bring a company's plan within applicable legal requirements will be reviewed by the Adviser's legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.


The Adviser will generally vote against the adoption of plans or plan amendments that:

.. provide for immediate vesting of all stock options in the event of a change of control of the company (see "Anti-Takeover Proposals" below);. reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Adviser will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;
.. establish restriction periods shorter than three years for restricted stock grants;
.. do not reasonably associate awards to performance of the company; and .. are excessively dilutive to the company.

C.ANTI-TAKEOVER PROPOSALS

In general, the Adviser will vote against any proposal, whether made by management or shareholders, which the Adviser believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.


 1) CUMULATIVE VOTING


The Adviser will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Adviser believes that the elimination of cumulative voting constitutes an anti-takeover measure.


 2) STAGGERED BOARD

If a company has a "staggered board," its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Adviser believes that staggered boards are primarily an anti-takeover device and will vote against them. However, the Adviser does not necessarily vote against the re-election of staggered boards.


 3) BLANK CHECK" PREFERRED STOCK

Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile take-over attempt, the board could issue such stock to a friendly party or "white knight" or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Adviser will vote against blank check preferred stock. However, the Adviser may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.


 4) ELIMINATION OF PREEMPTIVE RIGHTS

When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.


While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company's ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company's stock. In the long term, shareholders could be adversely affected by preemptive rights. The Adviser generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.


 5) NON-TARGETED SHARE REPURCHASE

A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management's belief in the favorable business prospects of the company. The Adviser finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company's financial condition.


 6) INCREASE IN AUTHORIZED COMMON STOCK

The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Adviser will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Adviser will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.


 7) "SUPERMAJORITY" VOTING PROVISIONS OR SUPER VOTING SHARE CLASSES

A "supermajority" voting provision is a provision placed in a company's charter documents which would require a "supermajority" (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Adviser believes that these are standard anti-takeover measures and will vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.


 8) "FAIR PRICE" AMENDMENTS

This is another type of charter amendment that would require an offeror to pay a "fair" and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Adviser will carefully examine all fair price proposals. In general, the Adviser will vote against fair price proposals unless it can be determined from the proposed operation of the fair price proposal that it is likely that share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.


 9)  LIMITING THE RIGHT TO CALL SPECIAL SHAREHOLDER MEETINGS.

The incorporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company's charter documents. The Adviser believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and we will vote against proposals attempting to eliminate this right and for proposals attempting to restore it.


 10) POISON PILLS OR SHAREHOLDER RIGHTS PLANS

Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.

The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to "entrench" management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Adviser believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Adviser will generally vote against all forms of poison pills.


We will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. We will generally vote in favor of such a poison pill if it is linked to a business strategy that will - in our view - likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.


 11)  GOLDEN PARACHUTES

Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Adviser will evaluate the specifics of the plan presented.


 12)  REINCORPORATION

Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.


We will examine reincorporation proposals on a case-by-case basis. If the Adviser believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. We will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Adviser will vote affirmatively.


 13)  CONFIDENTIAL VOTING

Companies that have not previously adopted a "confidential voting" policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.


Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders' confidentiality. The Adviser believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, we will vote in favor of any proposal to adopt confidential voting.


 14)  OPTING IN OR OUT OF STATE TAKEOVER LAWS

State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Adviser believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Adviser will vote in favor of opting out of restrictive state takeover laws.


C. OTHER MATTERS

 1) SHAREHOLDER PROPOSALS INVOLVING SOCIAL, MORAL OR ETHICAL MATTERS

The Adviser will generally vote management's recommendation on issues that primarily involve social, moral or ethical matters, such as the MacBride Principles pertaining to operations in Northern Ireland. While the resolution of such issues may have an effect on shareholder value, the precise economic effect of such proposals, and individual shareholder's preferences regarding such issues is often unclear. Where this is the case, the Adviser believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Adviser's clients, and therefore will review management's assessment of the economic effect of such proposals and rely upon it if we believe its assessment is not unreasonable.


Shareholders may also introduce social, moral or ethical proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company's contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Adviser believes that such proposals are better addressed outside the corporate arena, and will vote with management's recommendation; in addition, the Adviser will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.


 2) ANTI-GREENMAIL PROPOSALS

"Anti-greenmail" proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Adviser believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will vote in favor of anti-greenmail proposals.


 3) INDEMNIFICATION

The Adviser will generally vote in favor of a corporation's proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.


 4) NON-STOCK INCENTIVE PLANS

Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Adviser will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.


 5) DIRECTOR TENURE

These proposals ask that age and term restrictions be placed on the board of directors. The Adviser believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.


 6) DIRECTORS' STOCK OPTIONS PLANS

The Adviser believes that stock options are an appropriate form of compensation for directors, and the Adviser will vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company's total exposure to stock option plan dilution.


 7) DIRECTOR SHARE OWNERSHIP

The Adviser will vote against shareholder proposals which would require directors to hold a minimum number of the company's shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.


MONITORING POTENTIAL CONFLICTS OF INTEREST

Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management's positions and give the Adviser's staff the opportunity to ask additional questions about the matter being presented. Companies with which the Adviser has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Adviser votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Adviser's clients, our proxy voting personnel regularly catalog companies with whom the Adviser has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).


************************************************************


The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Adviser will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.


Case-by-case determinations will be made by the Adviser's staff, which is overseen by the General Counsel of the Adviser, in consultation with equity managers. Electronic records will be kept of all votes made.





Original 6/1/1989


Revised 12/05/1991


Revised 2/15/1997


Revised 8/1/1999


Revised 7/1/2003


Revised 12/13/2005




                         ARK ASSET MANAGEMENT CO., INC.
               STATEMENT OF PROXY VOTING POLICIES AND PROCEDURES
                                 FEBRUARY 2005



                                  INTRODUCTION
                                  ------------

Proxy voting is an important responsibility. This statement sets forth the current policies and procedures of Ark Asset Management Co., Inc. ("Ark") with regard to the voting of proxies over which we have investment responsibility.
 These policies and procedures are available to our clients upon request.

                          GENERAL PROXY VOTING POLICY
                          ---------------------------

Proxy voting guidelines are required by Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (the "Adviser's Act"). Pursuant to various provisions of the Adviser's Act, Ark acts in a fiduciary capacity with respect to each of its clients and, therefore, Ark must act in the interest of the beneficial owners of the accounts it manages. Accordingly, in voting proxies, Ark is guided by general fiduciary principles. Ark will attempt to consider all factors of its vote that could affect the value of the beneficial owner's investments. With respect to proxies that Ark votes, the primary objective of Ark is to vote such proxies in the manner that it believes will do the most to maximize the value of its clients' investments. Ark will likely vote against any management proposals that Ark believes could prevent companies from realizing their maximum market value, or would insulate companies and/or management, from accountability to shareholders or prudent regulatory compliance.


In addition, the Department of Labor has made it clear that the voting of proxies is an integral part of our duties as an investment manager for clients that are ERISA plan assets. As such, Ark must vote proxies in the best interest of its plan clients and their participants and beneficiaries. We will do so in accordance with our fiduciary responsibilities as defined in ERISA and the regulations promulgated thereunder, exercising our professional investment judgment on all such matters. In determining our vote, we will not subordinate the economic interest of the plan and its participants and beneficiaries to any other entity or interested party. We will not allow our voting to be dictated by the position of any outsiders, other than following the recommendations of an independent third party in situations involving conflicts of interest (see "Conflicts of Interest" below) or where required by applicable law. It is Ark's intent to vote all proxies, either directly or through a proxy voting service appointed by Ark. However, if a client participates in a stock loan program, the proxy of a stock on loan at record date may not be forwarded to Ark according to the provision of stock loan agreements, and Ark shall not be responsible for not being able to vote those proxies.


Ark's proxy voting process is dynamic and subject to periodic review.
 Reflecting this ongoing process, our judgment concerning the manner in which the best economic interest of the shareholders is achieved can and has changed over time based on additional information, further analysis, and changes in the economic environment. Our policy may be revised in Ark's discretion to address any such changes.


The following summarizes Ark's current proxy voting policy and procedures. It is meant solely as a guide and cannot address every issue that may arise. All decisions will be based on our analysis of the company, its management, the merits of the individual proposal, and its expected economic impact on the specific company.

                      PROXY VOTING POLICIES AND PROCEDURES
                      ------------------------------------

Each proxy proposal is reviewed on a case-by-case basis by Ark's Proxy Coordinator to determine the issues presented in the proxy. The proxy is then marked for vote by a senior investment professional consistent with our professional investment judgment as to what will best benefit the financial and economic interest of the client, including any plan and its participants and beneficiaries.


A record of all proxy decisions and the rationale for voting will be retained and available for inspection by the client at any time in accordance with the procedures listed below.


BUSINESS OPERATIONS


These are proposals that are a standard and necessary aspect of business operations and that we believe will not typically have a significant effect on the value of the investment. Factors that are considered in reviewing these proposals include the financial performance of the Company, attendance and independence of board members and committees, and enforcement of strict accounting practices. Each proposal is reviewed individually and we generally support such items unless our analysis indicates activity that we consider is not in the best interest of the shareholders. Standard business operations include:

.. . Name changes
.. . Election of directors
.. . Ratification of auditors
.. . Maintaining current levels of directors' indemnification and liability

.. . Increase in authorized shares (common stock only) if there is no intention to significantly dilute shareholders' proportionate interest
.. . Employee stock purchase or ownership plans

CHANGES IN STATUS


There are proposals that change the status of the corporation, its individual securities, or the ownership status of the securities. We will review each issue on a case-by-case basis. As stated previously, voting decisions will be made in a manner that, in our professional investment judgment, best benefit the financial and economic interest of the client, including any plan and its participants and beneficiaries. Changes in Status include proposals regarding:

.. . Mergers, acquisitions, restructurings
.. . Reincorporations
.. . Changes in capitalization

SHAREHOLDER DEMOCRACY


We will generally vote against any proposal that attempts to limit shareholder democracy in a way that could restrict the ability of the shareholders to realize the value of their investment. This would include proposals endorsing or facilitating:

.. . Increased indemnification protections for directors or officers
.. . Certain supermajority requirements
.. . Unequal voting rights
.. . Classified boards
.. . Cumulative voting
.. . Authorization of new securities if intention appears to be to unduly dilute shareholders' proportionate interest
.. . Amending state of incorporation if intention appears to disfavor the economic interest of the shareholders

We will generally support proposals that maintain or expand shareholder democracy such as:

.. . Annual elections
.. . Independent directors
.. . Confidential voting
.. . Proposals that require shareholder approval for:
  . . Adoption or retention of "poison pills" or golden parachutes . . Elimination of cumulative voting or preemptive rights
  . . Reclassification of company boards

COMPENSATION


We believe reasonable compensation is appropriate for directors, executives and employees. Compensation should be used as an incentive and to align the interests of the involved parties with the long-term financial success of the Company. It should not be excessive or utilized in a way that compromises independence or creates a conflict of interest. Among the factors we consider when reviewing a compensation proposal is the potential dilution of outstanding shares, whether a plan has broad-based participation and whether a plan allows for the re-pricing of options. Each proposal is reviewed individually.


OTHER MATTERS


Some proxy proposals address social, environmental, and issues of conscience with regard to the business conduct of a company. As with all proxies, Ark will review each issue on a case-by-case basis and determine what in our opinion, will best enhance the value of the investment for the client, including any plan and its participants and beneficiaries.

                             CONFLICTS OF INTEREST
                             ---------------------

Ark must act as a fiduciary when voting proxies on behalf of its clients. In that regard, Ark will seek to avoid any conflict of interest by following the proxy voting policies and procedures set forth in this document. In addition, Ark will actively monitor the proxies it receives on behalf of its clients to identify and resolve any potential conflict of interest.


Where Ark identifies a potential conflict of interest, Ark will initially determine whether such potential conflict is material. Where Ark determines there is a potential for a material conflict of interest regarding a proxy, Ark will take one or some of the following steps: (i) inform the client of the conflict and Ark's proposed voting decision; (ii) discuss the proxy vote with the client and provide the client with an opportunity to direct the voting on its behalf; and/or (iii) seek the recommendations of an independent third party.
 Whenever Ark determines there is a potential for a material conflict of interest, Ark will document which step or steps it took to ensure the proxy vote was in the best interest of the client - and not the product of any material conflict. Such documentation will be maintained in accordance with the recordkeeping procedures set forth below.

                                 RECORDKEEPING
                                 -------------

In accordance with Rule 204-2 under the Adviser's Act, Ark will maintain the following: (i) a copy of these proxy voting policies and procedures; (ii) proxy statements received regarding client securities; (iii) records of votes cast on behalf of a client; (iv) written records of client requests for proxy voting information, (v) written responses to a client's written or oral requests, and
(vi) any documents prepared by Ark that were material to how a proxy was voted or that memorialized the basis for the voting decision.


In maintaining item (ii) above, Ark may rely on proxy statements filed on the SEC's EDGAR system in lieu of maintaining internal copies. In maintaining item
(iii) above, Ark may rely on the records of any third party, such as a proxy voting service; provided, however, that Ark will not rely on such a third party without the express agreement of such party to provide a copy of the documents upon request.


Ark will take reasonable measures to maintain and preserve each of these documents in an easily accessible place for a period of not less than six (6) years from commencing from the end of the fiscal year during which the last
entry was made on such record.   During the first two (2) years of such six (6)
year period, all required documents will be maintained in Ark's main office.

                       DISCLOSURE OF PROXY VOTING RECORD
                       ---------------------------------

Ark will provide a summary of these policies and procedures in its Form ADV Part II to be furnished to clients. Ark will further provide a copy of these policies and procedures to any client upon request. In addition, Ark will inform its clients how they can obtain further information about the manner in which Ark has voted their proxies.


Upon a request from a client, Ark will furnish its proxy voting record with respect to such client's securities. In general, Ark will respond to such client request; however, any client request for information that Ark is not required to maintain pursuant to its recordkeeping responsibilities under Rule 204-2, may require additional time for an appropriate response (including, if applicable, that such records are no longer available or maintained by Ark).


Except as may be required under the Investment Company Act of 1940, in accordance with Rule 206(4)-6(b) under the Adviser's Act, Ark is not required to publicly disclose how it voted any particular proxy or group of proxies. This non-disclosure may be important for investment advisers to maintain privacy regarding clients (for example, to protect the privacy of their clients' holdings).


With respect to each of Ark's clients that is either an open-end or closed-end management investment company registered under the Investment Company Act of 1940 and for which Ark has been delegated the responsibility for voting the proxies, Ark will coordinate with such investment company to ensure that the information required under Form N-PX or Form N-CSR, as the case may be, is accurate and complete.







                                  Proxy Voting


BHMS has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the beneficial owners. BHMS maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our Firm's proxy policies and procedures to clients. BHMS will provide information to clients about how their proxies were voted and will retain records related to proxy voting.

BHMS retains Institutional Shareholder Services (ISS) for corporate governance research and beginning January 1, 2007, BHMS will use ISS policy recommendations. PersonNameClare Burch, the Proxy Coordinator, will review each proxy for each company to insure that all votes are in the best interest of the beneficial owners.

Proxy Oversight Committee

o        BHMS' Proxy Oversight Committee reviews and reevaluates ISS policies.
         Policy modifications and updates implemented by ISS will be reviewed by the Proxy Oversight Committee on an on-going basis to assure that all proxy voting decisions are in the best interests of the beneficial owner.
o The Proxy Oversight Committee includes portfolio managers James Barrow, Richard Englander and PersonNameJane Gilday, and Proxy Coordinator, PersonNameClare Burch.

Conflicts of Interest

o All proxies will be voted uniformly in accordance with ISS recommendations unless BHMS overrides a specific issue. This includes proxies of companies who are also clients, thereby eliminating potential conflicts of interest.

BHMS has adopted written procedures to implement the Firm's policy and reviews to monitor and insure our policy is observed, implemented properly and amended or updated, as appropriate, including:

o BHMS sends a daily electronic transfer of all stock positions to ISS (Institutional Shareholder Services).
o ISS identifies all accounts eligible to vote for each security and posts the proposals and research on its website.
o The Proxy Coordinator reviews each proxy proposed and reevaluates existing voting guidelines. Any new or controversial issues are presented to the Proxy Oversight Committee for evaluation.
o        ISS verifies that every vote is received, voted and recorded.
o BHMS sends a proxy report to each client, at least annually (or as requested by client), listing number of shares voted and disclosing how each proxy was voted.
o BHMS scans all voting records and saves digital copies to the network which is backed up daily.
o BHMS' guidelines addressing specific issues are available upon request by calling 214-665-1900 or by e-mailing clientservices@barrowhanley.com.
o BHMS will identify any conflicts that exist between the interests of the Firm and the client by reviewing the relationship of the Firm with the issuer of each security to determine if we or any of our employees have any financial, business or personal relationship with the issuer.
o If a material conflict of interest exists, the Proxy Coordinator will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.
o BHMS will maintain a record of the voting resolution of any conflict of interest.
o The Proxy Coordinator shall retain the following proxy records in accordance with the SEC'sfive-year retention requirement:

>>       These policies and procedures and any amendments;
>>       A record of each vote cast;
>> Any document BHMS created that was material to making a decision on how to vote proxies, or that memorializes that decision including periodic reports to the Proxy Oversight Committee; and
>> A copy of each written request from a client for information on how BHMS voted such client's proxies and a copy of any written response.

Clare Burch is responsible for implementing and monitoring our proxy voting policy, procedures, disclosures and recordkeeping, including outlining our voting guidelines in our procedures.










                  THE BANK OF NEW YORK - BNY ASSET MANAGEMENT
                        BEACON FIDUCIARY ADVISERS, INC.
                          ESTABROOK CAPITAL MANAGEMENT
                           GANNETT WELSH & KOTLER LLC
                      PROXY VOTING POLICIES AND PROCEDURES




I.INTRODUCTION AND GENERAL PRINCIPLES
-------------------------------------

A.BNY Asset Management, a division of The Bank of New York ("Adviser") and certain of its affiliates have been delegated the authority and responsibility to vote the proxies of certain of its respective trust and investment advisory clients, including both ERISA and non-ERISA clients.


B.Adviser understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.


C.Adviser believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with Adviser's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations. Proxies will be voted in the best interest of the Adviser's clients. Only those factors which affect the economic value of a particular asset will be considered and votes will be based solely on the ultimate economic interest of the client.


D.In instances where Adviser does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.


E.In all circumstances, Adviser will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from Adviser's policies and procedures.


F.There may be circumstances under which Adviser may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities). Adviser understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the client and, in the case of an ERISA client, the plan's participants and beneficiaries. Adviser's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.


II.RESPONSIBILITY AND OVERSIGHT
-------------------------------

A.Adviser has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process, including:


 1) developing, authorizing, implementing and updating Adviser's policies and procedures (including the proxy voting guidelines referenced in Section III below);

 2) overseeing the proxy voting process; and

 3) engaging and overseeing any third-party vendors as voting delegate ("Delegate") to review, monitor and/or vote proxies.

B.Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate in order to fulfill its responsibilities. The Proxy Voting Guidelines referenced in Section III below shall be reviewed and, if necessary, revised on at least an annual basis.


C.The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, the chief trust officer, a senior portfolio manager and members of the Portfolio Administration Department.


D.In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, such members shall recuse themselves from consideration of such matter.


III.PROXY VOTING GUIDELINES
---------------------------

A.Adviser has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the proxy voting guidelines which have been prepared by the Adviser. A summary of the current applicable proxy voting guidelines is attached to these Voting Policies and Procedures as Exhibit A.


B.In the event the foregoing proxy voting guidelines state that a particular issue shall be voted on a "case-by-case" basis or do not otherwise address how a proxy should be voted, the Proxy Committee will follow the procedures set forth in Section V, Paragraph D.


C.There may be circumstances under which the Chief Investment Officer, a portfolio manager or other investment professional ("Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines. In such event, the procedures set forth in Section V, Paragraph C will be followed.


 IV. PROXY VOTING PROCEDURES
----------------------------

A.If a client makes a specific request, Adviser will vote client proxies in accordance with such client's request even if it is in a manner inconsistent with Adviser's policies and procedures (including the proxy voting guidelines).
 Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.


B.At the recommendation of the Proxy Committee, Adviser may engage Delegate as its voting delegate to:


 1) research and make voting determinations in accordance with the proxy voting guidelines described in Section III;


 2) vote and submit proxies in a timely manner;

 3) handle other administrative functions of proxy voting;

 4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

 5) maintain records of votes cast; and

 6) provide recommendations with respect to proxy voting matters in general.

C.Except in instances where clients have retained voting authority, Adviser will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to Delegate.


D.Notwithstanding the foregoing, Adviser retains final authority and fiduciary responsibility for proxy voting.

V.  CONFLICTS OF INTEREST
-------------------------

A.Adviser will obtain a copy of any Delegate policies or procedures regarding potential conflicts of interest that could arise in Delegate proxy voting services to Adviser as a result of business conducted by Delegate. Adviser will examine such policies to determine whether potential conflicts of interest of Delegate are minimized by these Policies, Procedures and Practices.


B.As Delegate will vote proxies in accordance with the proxy voting guidelines described in Section III, Adviser believes that this process is reasonably designed to address material conflicts of interest that may arise between Adviser and a client as to how proxies are voted.


C.In the event that an Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III, such Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted by the Proxy Committee from time to time.
 Such questionnaire will require specific information, including the reasons the Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between Adviser and the client with respect to the voting of the proxy in that manner.


The Proxy Committee will review the questionnaire completed by the Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between Adviser and the client with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other matters in a form adopted by the Proxy Committee from time to time.


In the event that the Proxy Committee determines that such vote will not present a material conflict between Adviser and the client, the Proxy Committee will make a determination whether to vote such proxy as recommended by the Investment Professional. In the event of a determination to vote the proxy as recommended by the Investment Professional, an authorized member of the Proxy Committee shall instruct Delegate to vote in such manner with respect to such client or clients.


In the event that the Proxy Committee determines that the voting of a proxy as recommended by the Investment Professional presents a material conflict of interest between Adviser and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Delegate shall vote such proxy in accordance with the proxy voting guidelines described in Section III; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) instruct Delegate or engage another independent third party to determine how to vote the proxy.


D.In the event that the proxy voting guidelines described in Section III state that an issue shall be voted on a "case-by-case" basis or do not otherwise address how a proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between Adviser and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time.


In the event that the Proxy Committee determines that such vote will not present a material conflict between Adviser and the client, an authorized member of the Proxy Committee shall instruct Delegate to vote in such manner with respect to such client or clients.


In the event that the Proxy Committee determines that such vote presents a material conflict of interest between Adviser and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) disclose such conflict to the client or clients and obtain written direction from the client as to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or (iii) instruct Delegate or engage another independent third party to determine how proxies should be voted.

E.Material conflicts cannot be resolved by simply abstaining from voting.


VI.  RECORDKEEPING
------------------

 1) Adviser will maintain records relating to the implementation of these proxy voting policies and procedures, including: a copy of these policies and procedures which shall be made available to clients, upon request;


 2) proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or Delegate);

 3) a record of each vote cast (which Delegate may maintain on Adviser's behalf);

 4) a copy of each questionnaire completed by any Investment Professional under
  Section V above;

 5) any other document created by Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision (including, without limitation, the matters outlined in Section V.D above); and

 6) each written client request for proxy voting records and Adviser's written response to any client request (written or oral) for such records.

Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.


 VII.   DISCLOSURE
------------------

Except as otherwise required by law, Adviser has a general policy of not disclosing to any issuer or third party how Adviser or its voting delegate voted a client's proxy.


September 30, 2004







                           COLUMBUS CIRCLE INVESTORS
                              PROXY VOTING POLICY
                                      2006

I. PROCEDURES
   ----------

  Columbus Circle Investors (Columbus Circle) is generally authorized by its clients, as a term of its Investment Advisory Agreement, the authority to vote and give proxies for the securities held in clients' investment accounts. At their election, however, clients may retain this authority, in which case Columbus Circle will consult with clients regarding proxy voting decisions as requested.


  For those clients for whom Columbus Circle Investors (Columbus Circle) has undertaken to vote proxies, Columbus Circle retains the final authority and responsibility for such voting subject to any specific restrictions or voting instructions by clients.


  In addition to voting proxies for clients, Columbus Circle:


 1) provides clients with a concise summary of its proxy voting policy, which includes information describing how clients may obtain a copy of this complete policy and information regarding how specific proxies related to each respective investment account are voted. Columbus Circle provides this summary to all new clients as part of its Form ADV, Part II disclosure brochure, which is available to any clients upon request;

 2) applies its proxy voting policy according to the following voting policies and keeps records of votes for each client through Institutional Shareholder Services;

 3) keeps records of proxy voting available for inspection by each client or governmental agencies - to both determine whether the votes were consistent with policy and to determine all proxies were voted;

 4) monitors such voting for any potential conflicts of interest and maintains systems to deal with these issues appropriately; and

 5) maintains this written proxy voting policy, which may be updated and supplemented from time to time;

  Frank Cuttita, Columbus Circle's Chief Administrative Officer and Chief Compliance Officer, will maintain Columbus Circle's proxy voting process.
   Clients with questions regarding proxy voting decisions in their accounts should contact Mr. Cuttita.


 II. VOTING GUIDELINES
     -----------------

  Keeping in mind the concept that no issue is considered "routine," outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., company specific reason for voting differently. The Operating Committee of Columbus Circle has adopted the following voting parameters.


  To assist in its voting process, Columbus Circle has engaged Institutional Shareholder Services (ISS), an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. ISS also provides Columbus Circle with reports that reflect proxy voting activities for Columbus Circle's client portfolios which provide information for appropriate monitoring of such delegated responsibilities.


  Columbus Circle has delegated to ISS the authority to vote Columbus Circle's clients' proxies consistent with the following parameters. ISS further has the authority to determine whether any extenuating specific company circumstances exist that would mandate a special consideration of the application of these voting parameters. If ISS makes such a determination, the matter will be forwarded to Mr. Frank Cuttita for review. Likewise, ISS will present to Columbus Circle any specific matters not addressed within the following parameters for consideration.





A. MANAGEMENT PROPOSALS:

  1.When voting on ballot items that are fairly common management sponsored initiatives certain items are generally, although not always, voted affirmatively.

    . "Normal" elections of directors
    . Approval of auditors/CPA
    . Directors' liability and indemnification
    . General updating/corrective amendments to charter
    . Elimination of cumulative voting
    . Elimination of preemptive rights

   2.When voting items that have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively:

    . Capitalization changes that eliminate other classes of stock and voting rights
    . Changes in capitalization authorization for stock splits, stock dividends, and other specified needs.
    . Stock purchase plans with an exercise price of not less than 85% FMV
    . Stock option plans that are incentive based and not excessive
    . Reductions in supermajority vote requirements
    . Adoption of antigreenmail provisions

  3.When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management sponsored initiative:

    . Capitalization changes that add classes of stock that are blank check in nature or that dilute the voting interest of existing shareholders
    . Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders
    . Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
    . Amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions
    . Classified or single-slate boards of directors
    . Reincorporation into a state that has more stringent anti-takeover and related provisions
    . Shareholder rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding.
    .  Excessive compensation or non-salary compensation related proposals, always company specific and considered case-by-case
    . Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered
    . Amending articles to relax quorum requirements for special resolutions
    . ^ Re-election of director(s) directly responsible for a company's fraudulent or criminal act
    . ^ Re-election of director(s) who holds offices of chairman and CEO
    . Re-election of director(s) who serve on audit, compensation and nominating committees
    . ^ Election of directors with service contracts of three years, which exceed best practice and any change in control provisions
    . ^ Adoption of option plans/grants to directors or employees of related companies
    . ^ Lengthening internal auditors' term in office to four years







B. SHAREHOLDER PROPOSALS:

  Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact.


  1.When voting shareholder proposals, in general, initiatives related to the following items are supported:

    . Auditors should attend the annual meeting of shareholders
    . ^Election of the board on an annual basis
    .  Equal access to proxy process
    . ^Submit shareholder rights plan poison pill to vote or redeem
    . ^Undo various anti-takeover related provisions
    . ^Reduction or elimination of super-majority vote requirements
    . Anti-greenmail provisions
    . ^ Submit audit firm ratification to shareholder votes
    . Audit firm rotations every five or more years
    . Requirement to expense stock options
    . ^ Establishment of holding periods limiting executive stock sales . ^ Report on executive retirement benefit plans
    . ^ Require two-thirds of board to be independent
    . ^ Separation of chairman and chief executive posts

  2.When voting shareholder proposals, in general, initiatives related to the following items are not supported:

    . Requiring directors to own large amounts of stock before being eligible to be elected
    . Restoring cumulative voting in the election of directors
    . Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders
    . Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as
      specific     boycotts or restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principles.
    . Restrictions banning future stock option grants to executives except in extreme cases

  3.Additional shareholder proposals require case-by-case analysis

    . Prohibition or restriction of auditors from engaging in non-audit services
      (auditors will be voted against if non-audit fees are greater than audit and audit-related fees, and permitted tax fees combined)
    . Requirements that stock options be performance-based
    . Submission of extraordinary pension benefits for senior executives under a company's SERP for shareholder approval
    . Shareholder access to nominate board members^
    . Requiring offshore companies to reincorporate into the United States

  Another expression of active involvement is the voting of shareholder proposals. Columbus Circle evaluates and supports those shareholder proposals on issues that appropriately forward issues of concern to the attention of corporate management. Historically, many shareholder proposals received very little support, often not even enough to meet SEC refiling requirements in the following year although the SEC is considering relaxing the standards for the placement of shareholder initiatives on ballots. Support of appropriate shareholder proposals is becoming a more widespread and acknowledged practice and is viewed by many as a direct expression of concern on an issue to corporate management. It is noted, however, that the source (and motivation of the shareholder proposal proponent) can affect outcome on a shareholder proposal vote.


  Columbus Circle has not, to date, actively considered filing shareholder proposals, writing letters to companies on a regular basis, or engaging numerous companies in a dialogue. These activities and others that could be considered expressions of activism are not under consideration at this time.
   Should a particular equity company's policy become of concern, the evaluation and voting process will continue to be the first level of monitoring and communication. Columbus Circle's staff participates in national forums and maintains contacts with corporate representatives.


III. CONFLICTS OF INTEREST

  Columbus Circle will monitor its proxy voting process for material conflicts of interest. By maintaining the above-described proxy voting process, most votes are made based on overall voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest.


  Columbus Circle has reviewed its business, financial and personal relationships to determine whether any conflicts of interest exist, and will at least annually assess the impact of any conflicts of interest. As of the date of this policy, Columbus Circle may have a conflict of interest related to voting certain securities of publicly held companies to which the firm provides investment advisory services.


  In the event of a vote involving a conflict of interest that does not meet the specific outlined parameters above or and requires additional company-specific decision-making, Columbus Circle will vote according to the voting recommendation of ISS. In the rare occurrence that ISS does not provide a recommendation, CCI may request client consent on the issue.

  Eff. 01/20/2006

                         DIMENSIONAL FUND ADVISORS INC.

                             PROXY VOTING POLICIES


The Investment Committee at Dimensional Fund Advisors Inc. (the "Sub-advisor") is responsible for overseeing the Sub-advisor's proxy voting process in accordance with the Proxy Voting Policies and Procedures (the "Voting Policies") and Proxy Voting Guidelines (the "Voting Guidelines") adopted by the Sub-advisor.


 The Sub-advisor votes proxies in a manner consistent with the best interests of the Principal Financial Groups' (the "PIF") Funds. The Sub-advisor analyzes proxy statements on behalf of the PIF Funds in accordance with the Voting Policies and the Voting Guidelines. Most proxies that the Sub-advisor receives will be voted in accordance with the predetermined Voting Guidelines. Since nearly all proxies are voted in accordance with the Voting Guidelines, it normally will not be necessary for the Sub-advisor to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Sub-advisor during the proxy voting process. However, the Proxy Policies do address the procedures to be followed if a conflict of interest arises between the interests of the PIF Funds, and the interests of the Sub-advisor or its affiliates. If an Investment Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines, the Sub-advisor, subsequent to voting, will fully disclose the conflict to PIF.


The Voting Guidelines summarize the Sub-advisor's positions on various issues and give a general indication as to how the Sub-advisor will vote proxies on each issue. The Sub-advisor will usually vote proxies in accordance with the Voting Guidelines. However, the Sub-advisor reserves the right to vote certain issues counter to the Voting Guidelines if, after a review of the matter (which analysis will be documented in writing), the Sub-advisor believes that a PIF Fund's best interests would be served by such vote. To the extent that the Voting Guidelines do not address a potential voting issue, the Sub-advisor will vote on such issue in a manner that is consistent with the spirit of the Voting Guidelines and that the Sub-advisor believes would be in the best interest of the PIF Funds. Pursuant to the Voting Guidelines, the Sub-advisor generally votes for matters such as: (i) routine business decisions (such as stock splits, name changes and setting the number of directors); (ii) reverse anti-takeover amendments; (iii) auditors; (iv) directors; (v) proposals establishing or increasing indemnification of directors; (vi) proposals eliminating or reducing director's liability; (vii) equal access to the proxy; (viii) the right to act by written consent of shareholders and to hold special meetings of shareholders;
(ix) the separation of audit and consulting responsibilities; and (x) confidential voting. As provided in the Voting Guidelines, the Sub-advisor generally votes against matters such as: (i) anti-takeover measures (such as reincorporation to facilitate a takeover defense, adoption of fair price amendments, institution of classified boards of directors, elimination of cumulative voting and creation of super majority provisions); (ii) the issuance of a new class of stock with unequal voting rights; and (iii) blank check preferred stock proposals. The Voting Guidelines also provide that the Sub-advisor will generally consider on an individual basis such proposals as:
(i) increasing authorized common stock; (ii) establishing or increasing a stock option plan or other employee compensation plan; (iii) approving a reorganization or merger; (iv) approving a proposal by a dissident shareholder in a proxy battle; and (v) issues related to independent directors.


Under certain circumstances, the Sub-advisor may not be able to vote proxies or the Sub-advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. Generally, the Sub-advisor does not vote proxies on non-U.S. securities due to local restrictions, customs, other requirements or restrictions or anticipated expenses. The Sub-advisor determines whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and to the extent it is appropriate, the Sub-advisor generally implements uniform voting procedures for all proxies of a country. The Sub-advisor periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio by portfolio and country by country basis, in order to determine if there have been any material changes that would affect the Sub-advisor's decision of whether or not to vote.

                             EMERALD ADVISERS, INC.
                              PROXY VOTING POLICY

The voting policies set forth below apply to all proxies which Emerald Advisers, Inc. is entitled to vote. It is EAI's policy to vote all such proxies. Corporate governance through the proxy process is solely concerned with the accountability and responsibility for the assets entrusted to corporations. The role of institutional investors in the governance process is the same as the responsibility due all other aspects of the fund's management. First and foremost, the investor is a fiduciary and secondly, an owner. Fiduciaries and owners are responsible for their investments. These responsibilities include:


 1) Selecting proper directors

 2) Insuring that these directors have properly supervised management
 3) Resolve issues of natural conflict between shareholders and managers
  a) Compensation
  b) Corporate Expansion
  c) Dividend Policy
  d) Free Cash Flow
  e) Various Restrictive Corporate Governance Issues, Control Issues, etc.
  f) Preserving Integrity

In voting proxies, EAI will consider those factors which would affect the value of the investment and vote in the manner, which in its view, will best serve the economic interest of its clients. Consistent with this objective, EAI will exercise its vote in an activist pro-shareholder manner in accordance with the following policies.


I. BOARD OF DIRECTORS

  In theory, the Board represents shareholders, in practice, all too often Board members are selected by management. Their allegiance is therefore owed to management in order to maintain their very favorable retainers and prestigious position. In some cases, corporations never had a nominating process, let alone criteria for the selection of Board members. Shareholders have begun to focus on the importance of the independence of the Board of Directors and the nominating process for electing these Board members. Independence is an important criterium to adequately protect shareholders' ongoing financial interest and to properly conduct a board member's oversight process. Independence though, is only the first criteria for a Board. Boards need to be responsible fiduciaries in their oversight and decision-making on behalf of the owners of the corporations. Too many companies are really ownerless. Boards who have failed to perform their duties, or do not act in the best interests of the shareholders should be voted out. A clear message is sent when a no confidence vote is given to a set of directors or to a full Board.


  A. ELECTION OF DIRECTORS, a Board of Directors, or any number of Directors. In order to assure Boards are acting solely for the shareholders they represent, the following resolutions will provide a clear message to underperforming companies and Boards who have failed to fulfill duties assigned to them.
    . Votes should be cast in favor of shareholder proposals asking that boards be comprised of a majority of outside directors.
    . Votes should be case in favor of shareholder proposals asking that board audit, compensation and nominating committees be comprised exclusively of outside directors.
    . Votes should be cast against management proposals to re-elect the board if the board has a majority of inside directors.
    . Votes should be withheld for directors who nay have an inherent conflict of interest by virtue of receiving consulting fees from a corporation (affiliated outsiders).
    . Votes should be withheld, on a case by case basis, for those directors of the compensation committees responsible for particularly egregious compensation plans.
    . Votes should be withheld for directors who have failed to attend 75% of board or committee meetings in cases where management does not provide adequate explanation for absences.
    . Votes should be withheld for incumbent directors of poor performing companies; defining poor performing companies as those companies who have below average stock performance (vs. peer group/Wilshire 5000) and below average return on assets and operating margins.
    . Votes should be cast in favor of proposals to create shareholder advisory committees. These committees will represent shareholders' views, review management, and provide oversight of the board and their directors.

  B. SELECTION OF ACCOUNTANTS: EAI will generally support a rotation of accountants to provide a truly independent audit. This rotation should generally occur every 4-5 years.

  C. INCENTIVE STOCK PLANS. EAI will generally vote against all excessive compensation and incentive stock plans which are not performance related.

  D. CORPORATE RESTRUCTURING PLANS or company name changes, will generally be evaluated on a case by case basis.

  E. ANNUAL MEETING LOCATION.

    This topic normally is brought forward by minority shareholders, requesting management to hold the annual meeting somewhere other than where management desires. RESOLUTION: EAI normally votes with management, except in those cases where management seeks a location to avoid their shareholders.


  F.   PREEMPTIVE RIGHTS.

    This is usually a shareholder request enabling shareholders to participate first in any new offering of company common stock. RESOLUTION: We do not feel that preemptive rights would add value to shareholders, we would vote against such shareholder proposals.


  G.  MERGERS AND/OR ACQUISITIONS.

    Each Merger and/or acquisition has numerous ramifications for long term shareholder value. RESOLUTION: After in-depth valuation EAI will vote its shares on a case by case basis.


II.  CORPORATE GOVERNANCE ISSUES

  These issues include those areas where voting with management may not be in the best interest of the institutional investor. All proposals should be examined on a case by case basis.


  A. PROVISIONS RESTRICTING SHAREHOLDER RIGHTS.

    These provisions would hamper shareholders' ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders' rights to nominate, elect, or remove directors. These items can change the course of the corporation overnight and shareholders should have the right to vote on these critical issues. RESOLUTION: Vote AGAINST
                                                     ------------------------
    management proposals to implement such restrictions and vote For shareholder
    ----------------------------------------------------------------------------
    proposals to eliminate them.
    ----------------------------


  B. ANTI-SHAREHOLDER MEASURES

    These are measures designed to entrench management so as to make it more difficult to effect a change in control of the corporation. They are normally not in the best interest of shareholders since they do not allow for the most productive use of corporate assets.


    1. CLASSIFICATION OF THE BOARD OF DIRECTORS:
      A classified Board is one in which directors are not elected in the same year rather their terms of office are staggered. This eliminates the possibility of removing entrenched management at any one annual election of directors. RESOLUTION: Vote AGAINST proposals to classify the Board and
                    ------------------------------------------------------------
      support proposals (usually shareholder initiated) to implement annual
      ---------------------------------------------------------------------
      election of the Board.
      ----------------------


    2. SHAREHOLDER RIGHTS PLANS (POISON PILLS):
      Anti-acquisition proposals of this sort come in a variety of forms. In general, issuers confer contingent benefits of some kind on their common stockholders. The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control.
      RESOLUTION: Vote Against proposals to adopt Shareholder Rights Plans, and
      -------------------------------------------------------------------------
      vote For Shareholder proposals eliminating such plans.
      ------------------------------------------------------


    3. UNEQUAL VOTING RIGHTS:
      A takeover defense, also known as superstock, which give holders disproportionate voting rights. EAI adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally. RESOLUTION: Vote AGAINST proposals creating different classes of
               ----------------------------------------------------------------
      stock with unequal voting privileges.
      -------------------------------------


    4. SUPERMAJORITY CLAUSES:
      These are implemented by management requiring that an overly large amount of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control. This is another way for management to make changes in control of the company more difficult. RESOLUTION: Vote AGAINST management proposals
                                  ---------------------------------------------
      to implement supermajority clauses and support shareholder proposals to
      -----------------------------------------------------------------------
      eliminate them.
      ---------------


    5. FAIR PRICE PROVISIONS:

      These provisions allow management to set price requirements that a potential bidder would need to satisfy in order to consummate a merger. The pricing formulas normally used are so high that the provision makes any tender offer prohibitively expensive. Therefore, their existence can foreclose the possibility of tender offers and hence, the opportunity to secure premium prices for holdings. RESOLUTION: Vote AGAINST management
                                          -----------------------------------
      proposals to implement fair price provisions and vote FOR shareholder
      ---------------------------------------------------------------------
      proposals to eliminate them. CAVEAT: Certain fair price provisions are
      ---------------------------
      legally complex and require careful analysis and advice before concluding whether or not their adoption would serve stockholders' interest.


    6. INCREASES IN AUTHORIZED SHARES AND/OR CREATION OF NEW CLASSES OF COMMON AND PREFERRED STOCK:
      a. INCREASING AUTHORIZED SHARES.
        EAI will support management if they have a stated purpose for increasing the authorized number of common and preferred stock. Under normal circumstances, this would indicate stock splits, stock dividends, stock option plans, and for additional financing needs. However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure. When used in this manner, share increases could inhibit or discourage stock acquisitions by a potential buyer, thereby negatively affecting a fair price valuation for the company. Resolution: On a case by case basis, vote AGAINST management if they attempt to increase the amount of shares that they are authorized to issue if their intention is to use the excess shares to discourage a beneficial business combination. One way to determine if management intends to abuse its rights to issue shares is if the amount of authorized shares requested is double the present amount of authorized shares.


      b. CREATION OF NEW CLASSES OF STOCK.
        Managements have proposed authorizing shares of new classes of stock, usually preferreds, which the Board would be able to issue at their discretion. The Board would also be granted the discretion to determine the dividend rate, voting privileges, redemption provisions, conversion rights, etc. without approval of the shareholders. These "blank check" issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders. Resolution: EAI would vote AGAINST
                                            ----------------------------------
        management in allowing the Board the discretion to issue any type of
        --------------------------------------------------------------------
        "blank check" stock without shareholder approval.
        -------------------------------------------------


  C. DIRECTORS AND MANAGEMENT LIABILITY AND INDEMNIFICATION

    These proposals are a result of the increasing cost of insuring directors and top management against lawsuits. Generally, managements propose that the liability of directors and management be either eliminated or limited. Shareholders must have some recourse for losses that are caused by negligence on the part of directors and management. Therefore directors and management should be responsible for their fiduciary duty of care towards the company. The Duty of Care is defined as the obligation of directors and management to be diligent in considering a transaction or in taking or refusing to take a corporate action. Resolution: On a case by case basis,
                                         ------------------------------------
    EAI votes AGAINST attempts by management to eliminate director's and
    --------------------------------------------------------------------
    management liability for their duty of care.
    --------------------------------------------


  D. COMPENSATION PLANS (INCENTIVE PLANS)

    Management occasionally will propose to adopt an incentive plan which will become effective in the event of a takeover or merger. These plans are commonly known as "golden parachutes" or "tin parachutes" as they are specifically designed to grossly or unduly benefit a select few in management who would most likely lose their jobs in an acquisition. Shareholders should be allowed to vote on all plans of this type.
    Resolution: On a case by case basis, vote AGAINST attempts by management to
    ---------------------------------------------------------------------------
    adopt proposals that are specifically designed to grossly or unduly benefit
    ---------------------------------------------------------------------------
    members of executive management in the event of an acquisition.
    ---------------------------------------------------------------


  E. GREENMAIL

    EAI would not support management in the payment of greenmail. Resolution:
                                                                  -----------
    EAI would vote FOR any shareholder resolution that would eliminate the
    ----------------------------------------------------------------------
    possibility of the payment of greenmail.
    ----------------------------------------


  F. CUMULATIVE VOTING

    Cumulative voting entitles stockholders to as many votes as equal the number of shares they own multiplied by the number of directors being elected. According to this set of rules, a shareholder can cast all votes towards a single director, or any two or more. This is a proposal usually made by a minority shareholder seeking to elect a director to the Board who sympathizes with a special interest. It also can be used by management that owns a large percentage of the company to ensure that their appointed directors are elected. Resolution: Cumulative voting tends to serve special
                           ----------------------------------------------------
    interests and not those of shareholders, therefore EAI will vote AGAINST any
    ----------------------------------------------------------------------------
    proposals establishing cumulative voting and For any proposal to eliminate
    --------------------------------------------------------------------------
    it.
    ---


  G. PROPOSALS DESIGNED TO DISCOURAGE MERGERS & ACQUISTIONS IN ADVANCE

    These provisions direct Board members to weigh socioeconomic and legal as well as financial factors when evaluation takeover bids. This catchall apparently means that the perceived interests of customers, suppliers, managers, etc. would have to be considered along with those of the shareholder. These proposals may be worded: "amendments to instruct the Board to consider certain factors when evaluation an acquisition proposal". Directors are elected to primarily to promote and protect shareholder interests. Directors should not allow other considerations to dilute or deviated from those interests. Resolution: EAI will vote AGAINST proposals
                                   -------------------------------------------
    that would discourage the most productive use of corporate assets in
    --------------------------------------------------------------------
    advance.
    --------


  H. CONFIDENTIAL VOTING

    A company that does not have a secret ballot provision had the ability to see the proxy votes before the annual meeting. In this way, management is able to know before the final outcome how their proposals are being accepted. If a proposal is not going their way, management has the ability to call shareholders to attempt to convince them to change their votes. Elections should take place in normal democratic process which includes the secret ballot. Elections without the secret ballot can lead to coercion of shareholders, employees, and other corporate partners. Resolution: Vote FOR
                                                           --------------------
    proposals to establish secret ballot voting.
    --------------------------------------------


  I.   DISCLOSURE

    Resolution: EAI will vote AGAINST proposals that would require any kind of
                --------------------------------------------------------------
    unnecessary disclosure of business records. EAI will vote For proposals that
    ----------------------------------------------------------------------------
    require disclosure of records concerning unfair labor practices or records
    --------------------------------------------------------------------------
    dealing with the public safety.
    -------------------------------


  J.   SWEETENERS

    Resolution: EAI will vote AGAINST proposals that include what are called
    ------------------------------------------------------------------------
    "sweeteners" used to entice shareholders to vote for a proposal that
    --------------------------------------------------------------------
    includes other items that may not be in the shareholders' best interest. For
    ----------------------------------------------------------------------------
    instance, including a stock split in the same proposal as a classified
    ----------------------------------------------------------------------
    Board, or declaring an extraordinary dividend in the same proposal
    ------------------------------------------------------------------
    installing a shareholders' rights plan (Poison Pill).
    -----------------------------------------------------


  K. CHANGING THE STATE OF INCORPORATION

    If management sets forth a proposal to change the State of Incorporation, the reason for the change is usually to take advantage of another state's liberal corporation laws, especially regarding mergers, takeovers, and anti-shareholder measures. Many companies view the redomestication in another jurisdiction as an opportune time to put new anti-shareholder measures on the books or to purge their charter and bylaws of inconvenient shareholder rights, written consent, cumulative voting, etc. Resolution: ON
                                                                 --------------
    A CASE BY CASE BASIS, EAI will vote AGAINST proposals changing the State of
    ---------------------------------------------------------------------------
    Incorporation for the purposes of their anti-shareholder provisions and will
    ----------------------------------------------------------------------------
    support shareholder proposals calling for reincorporation into a
    ----------------------------------------------------------------
    jurisdiction more favorable to shareholder democracy.
    -----------------------------------------------------


  L. EQUAL ACCESS TO PROXY STATEMENTS

    EAI supports stockholders' rights to equal access to the proxy statement, in the same manner that management has access. Stockholders are owners of a corporation and should not be bound by timing deadlines and other obstacles that presently shareholders must abide by in sponsoring proposals in a proxy statement. The Board should not have the ability to arbitrarily prevent a shareholder proposal from appearing in the proxy statement. Resolution: EAI
                                                                ---------------
    will support any proposal calling for equal access to proxy statements.
    -----------------------------------------------------------------------


  M.  ABSTENTION VOTES

    EAI supports changes in the method of accounting for abstention votes. Abstention votes should not be considered as shares "represented" or "cast" at an annual meeting. Only those shares cast favoring or opposing a proposal
                                                 --------------------
    should be included in the total votes cast to determine if a majority vote has been achieved. Votes cast abstaining should not be included in total votes cast. Resolution: EAI will support any proposal to change a company's
                ---------------------------------------------------------------
    by-laws or articles of incorporation to reflect the proper account for
    ----------------------------------------------------------------------
    abstention votes.
    -----------------


III.  OTHER ISSUES

  On other major issues involving questions of community interest, moral and
  social     concern, fiduciary trust and respect for the law such as:

  A. Human Rights

  B. Nuclear Issues

  C. Defense Issues

  D. Social Responsibility

  EAI, in general supports the position of management. Exceptions to this policy include:


    1. SOUTH AFRICA
      EAI will actively encourage those corporations that have South African interests to adopt and adhere to the Statement of Principles for South Africa, formerly known as the Sullivan Principles, and to take further actions to promote responsible corporate activity.


    2. NORTHERN IRELAND
      EAI will actively encourage U.S. companies in Northern Ireland to adopt and adhere to the MacBride Principles, and to take further actions to promote responsible corporate activity.


ESSEX INVESTMENT MANAGEMENT COMPANY, LLC

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

Essex views seriously its responsibility to exercise proxy voting authority over securities within its clients' portfolios. As an investment adviser and fiduciary of client assets, Essex utilizes proxy voting policies and procedures intended to protect the value of shareholder investments and are designed to reasonably ensure that Essex votes proxies in the best interest of clients for whom Essex has voting authority. In voting proxies, we seek to both maximize the long-term value of our clients' assets and to cast votes that we believe to be fair and in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets.


The following, is a summary of the policies and procedures that govern the voting of proxies in situations where Essex is responsible for such voting. Essex clients will either retain proxy voting authority or delegate it to Essex.
 If a client has delegated such authority to Essex (whether in the client's investment management agreement with Essex or otherwise), Essex will vote
proxies for that client.    If a particular client for whom Essex has investment
discretion has not explicitly delegated proxy voting authority to Essex, Essex will vote such client's proxies. .


VOTING AGENT
Essex has contracted with an independent third party, Institutional Shareholders Services ("ISS"), to conduct in-depth proxy research, execute proxy votes, and keep various records necessary for tracking proxy voting actions taken and proxy voting materials for the appropriate client account. ISS specializes in providing a variety of fiduciary-level services related to proxy voting. ISS researches proxy issues and then independent from Essex executes votes.

Essex has adopted ISS' proxy voting policy guidelines as its own and votes Essex's clients' proxies (for those clients over which it has proxy voting authority) according to those policy guidelines. There are three sets of ISS proxy voting policy guidelines adopted by Essex, two for Taft-Hartley Union/Public Plan Sponsor clients (PVS or SIRS proxy voting policy and guidelines) and another, for all other clients, covering U.S. and global
proxies.    It is the client's decision as to which set of guidelines will be used to vote its proxies.


Details of ISS' proxy voting policy guidelines are available upon request.


In extraordinary circumstances, Essex's Proxy Voting Committee ("Committee") and Compliance Officer may actively issue a voting instruction. The Committee is discussed below.

PROXY VOTING COMMITTEE
Essex's Proxy Voting Committee is responsible for deciding what is in the best
interests of clients when determining how proxies are voted.   The Committee
meets at least annually to review and re-approve (if the Committee determines they continue to be reasonably designed to be in the best interest of Essex's clients), ISS' proxy voting policies as Essex's own proxy voting policies. Any changes to the ISS voting policies must be reviewed, approved, and adopted by the Committee at the time the changes occur. The Committee also would become involved in extraordinary circumstances in which Essex decides to exercise it voting discretion.

CONFLICTS OF INTEREST
As noted, Essex has an agreement with ISS as an independent proxy voting agent and Essex has adopted the ISS proxy voting policies. The adoption of the ISS proxy voting policies provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that Essex may have to interpret on how to vote proxies in cases where Essex has a material conflict of interest or the appearance of a material conflict of interest.

There may be a situation where ISS itself may have a material conflict with an issuer of a proxy vote for which it is voting on Essex's clients' behalf. In those situations, ISS will fully or partially abstain from voting and Essex's Committee will provide the actual voting recommendation after a review of the vote(s) involved. Essex's Compliance Officer must approve any decision made on such vote prior to the vote being cast.


Essex's Committee and Compliance Officer will also become involved in any other situation, though expected to be rare, where Essex takes voting discretion from
ISS.    In both of the preceding circumstances, the Committee and Essex's
Compliance Officer will work to ensure that prior to a vote being made, conflicts of interest were identified and material conflicts were properly addressed such that the vote was in the best interest of the clients rather than the product of the conflict.


HOW TO OBTAIN VOTING INFORMATION
Clients may obtain information about how Essex voted proxies for securities held in their account(s) or a copy of Essex's full proxy voting policy and procedures by contacting Valerie Sullivan at (617) 342-3241 or at proxyvoting@essexinvest.com.
                     FIDELITY FUND PROXY VOTING GUIDELINES
                    (INCLUDING FUNDS SUB-ADVISED BY FMR CO.
              FOR WHICH FMR CO. HAS BEEN GRANTED VOTING AUTHORITY)
                                   MARCH 2005




I. General Principles


 A) Except as set forth herein, FMR will generally vote in favor of routine management proposals. FMR will generally oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.


 B) Non-routine proposals will generally be voted in accordance with the guidelines.

 C) Non-routine proposals not covered by the following guidelines or other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by the General Counsel or Compliance Officer of FMR or the General Counsel of FMR Corp. A significant pattern of such proposals or other special circumstances will be referred to the Operations Committee or its designee.

 D) Voting of shares will be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Proxy Voting Guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

 E) The FMR Investment & Advisor Compliance Department votes proxies. In the event an Investment & Advisor Compliance employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

II. Definitions (as used in this document)


 A) Large capitalization company - a company included in the Russell 1000 stock index.


 B) Small capitalization company - a company not included in the Russell 1000 stock index.

 C) Anti-takeover plan - includes fair price amendments; classified boards; "blank check" preferred stock; golden and tin parachutes; supermajority provisions; poison pills; and any other plan that eliminates or limits shareholder rights.

 D) Poison Pill Plan - a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Such Plans are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

 E) Golden parachute - accelerated options and/or employment contracts for officers and directors that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination following a change in control.

 F) Tin parachute - accelerated options and/or employment contracts for employees beyond officers and directors that will result in a lump sum payment in the event of termination.

 G) Sunset provision - a condition in a charter or plan that specifies an expiration date.

 H) Greenmail - payment of a premium to a raider trying to take over a company through a proxy contest or other means.

III. Directors


 A) Incumbent Directors


  FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. FMR will also generally withhold authority on the election of directors if:


  1. An anti-takeover provision was introduced, an anti-takeover provision was extended, or a new anti-takeover provision was adopted upon the expiration of an existing anti-takeover provision, without shareholder approval except as set forth below.


    With respect to poison pills, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a poison pill is introduced, extended, or adopted:

    a)  The poison pill includes a sunset provision of less than 5 years;
    b)The poison pill is linked to a business strategy that will result in greater value for the shareholders; and
    c)Shareholder approval is required to reinstate the poison pill upon expiration.

    FMR will also not consider withholding authority on the election of directors when one or more of the conditions above are not met if the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing poison pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.


  2. The company refuses, upon request by FMR, to amend a Poison Pill Plan to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.


  3. Within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers and directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors, or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.


  4. The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; and (ii) whether the compensation committee engaged independent compensation consultants.

 B) Indemnification

  FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of Directors and/ or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.


 C) Independent Chairperson

  FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson.
   However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.


IV. Compensation


 A) Equity Award Plans (including stock options, restricted stock awards, and other stock awards)


  FMR will generally vote against Equity Award Plans or amendments to authorize additional shares under such plans if:


  1)(a) The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10% (for large capitalization companies) or 15% (for small capitalization companies) and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the Plan or the amendments is acceptable.


  2)
    In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the Board/Committee has repriced options outstanding under the plan in the past 2 years.

    However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms or board resolution, are met:

    a)The repricing is rarely used and, when used, is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;
    b)The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

  3)The Board may materially alter the plan without shareholder approval, including by increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the Board to lapse or waive restrictions at its discretion.

  4)The granting of awards to non-employee directors is subject to management discretion.

  5)
    In the case of stock awards, the restriction period, or holding period after exercise, is less than 3 years for non-performance-based awards, and less than 1 year for performance-based awards.

  FMR will consider approving an Equity Award Plan or an amendment to authorize additional shares under such plan if, without complying with guidelines 2(a), 3, and 4 immediately above, the following two conditions are met:


  1)The shares are granted by a compensation committee composed entirely of independent directors; and

  2)The shares are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

 B) Equity Exchanges and Repricing

  FMR will generally vote in favor of a management proposal to exchange shares or reprice outstanding options if the proposed exchange or repricing is consistent with the interests of shareholders, taking into account such factors as:


  1) Whether the proposal excludes senior management and directors;


  2)Whether the equity proposed to be exchanged or repriced exceeded FMR's dilution thresholds when initially granted;

  3)
    Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

  4)The company's relative performance compared to other companies within the relevant industry or industries;

  5)
    Economic and other conditions affecting the relevant industry or industries in which the company competes; and

  6)
    Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

 C) Employee Stock Purchase Plans

  FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.


 D) Employee Stock Ownership Plans (ESOPs)

  FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.


 E) Executive Compensation

  FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.


V. Anti-Takeover Plans


  FMR will generally vote against a proposal to adopt or approve the adoption of an anti-takeover plan unless:


 A) The proposal requires that shareholders be given the opportunity to vote on the adoption of anti-takeover provision amendments.


 B) The anti-takeover plan includes the following:

  1)the board has adopted an anti-takeover plan with a sunset provision of no greater than 5 years;


  2)
    the anti-takeover plan is linked to a business strategy that is expected to result in greater value for the shareholders;

  3)shareholder approval is required to reinstate the anti-takeover plan upon expiration;

  4)the anti-takeover plan contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and

  5)the anti-takeover plan allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

 C) It is an anti-greenmail proposal that does not include other anti-takeover provisions.

 D) It is a fair price amendment that considers a two-year price history or less.

  FMR will generally vote in favor of proposals to eliminate anti-takeover plans. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.


VI. Capital Structure / Incorporation


 A) Increases in Common Stock


  FMR will generally vote against a provision to increase a Company's common stock if such increase is greater than 3 times outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase of up to 5 times is generally acceptable.


 B) New Classes of Shares

  FMR will generally vote against the introduction of new classes of stock with differential voting rights.


 C) Cumulative Voting Rights

  FMR will generally vote in favor of introduction and against elimination of cumulative voting rights where this is determined to enhance portfolio interests of minority shareholders.


 D) Acquisition or Business Combination Statutes

  FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.


 E) Incorporation or Reincorporation in Another State or Country

  FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.


VII. Auditors


 A) FMR will generally vote against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the selection of the company's auditor.


 B) FMR will generally vote against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. FMR will also generally vote against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

VIII. Other


 A) Voting Process


  FMR will generally vote in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.


 B) Regulated Industries

  Voting of shares in securities of any regulated industry (e.g., U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g., the Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no Fund or group of Funds has acquired control of such organization.


                                                                    October 2003

                         GOLDMAN SACHS ASSET MANAGEMENT
                                   ("GSAM")*

                             POLICY ON PROXY VOTING
                        FOR INVESTMENT ADVISORY CLIENTS

GSAM has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the "Policy"). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.


GUIDING PRINCIPLES

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and
(ii) are not influenced by conflicts of interest. These principles reflect GSAM's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

PUBLIC EQUITY INVESTMENTS

To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services ("ISS") Standard Proxy Voting Guidelines (the "Guidelines"), except in circumstances as described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast. A summary of the Guidelines is attached as Appendix A.


In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. As explained more fully below, however, each GSAM equity portfolio management team ("Portfolio Management Team") may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Local Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to the Global Chief Investment Officer and other appropriate GSAM personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.


The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.


Senior management of GSAM periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.


Implementation by Portfolio Management Teams


General Overview


While it is GSAM's policy generally to follow the Guidelines and the ISS Recommendations, the active-equity and quantitative-equity Portfolio Management Teams have developed different approaches for using the Guidelines and ISS Recommendations in light of their different investment philosophies and processes.


Active Equity


Our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis and subject to the approval process described above, each active-equity Portfolio Management Team may vote differently from the Guidelines or a particular ISS Recommendation. In forming their views on particular matters, our active-equity Portfolio Management Teams are permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and ISS Recommendations.


In our active-equity investment research process, responsibility for analyzing corporate board structures and the corporate governance practices of portfolio companies in connection with proxy voting decisions lies with the relevant Portfolio Management Team. Accordingly, each active-equity Portfolio Management Team is charged with performing these functions for the portfolio companies as part of the team's research efforts.

As part of that research process, each active-equity Portfolio Management Team has regular internal research meetings to discuss the companies held in a particular team's investment portfolio. Among the topics that may be discussed at these meetings are issues pertaining to a portfolio company's record and policies on corporate governance practices that may affect shareholder value.


Each active-equity Portfolio Management Team determines how to allocate responsibility for analyzing corporate governance issues and proxy voting decisions among the team's members. Under each arrangement, the work related to proxy voting is integrated into our research process. Each active-equity Portfolio Management Team remains responsible for ensuring that corporate governance issues are analyzed and proxy votes are cast in a manner consistent with our guiding principles.


Quantitative Equity


Our quantitative-equity Portfolio Management Teams, by contrast, have decided to follow the Guidelines and ISS Recommendations exclusively, based on such Portfolio Management Teams' investment philosophy and approach to portfolio construction, as well as the evaluation of ISS's services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our quantitative-equity Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of GSAM senior management) and any specific shareholder vote (subject to the approval process described above).


Use of Third-Party Service Providers


We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by GSAM to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.


GSAM's decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.


GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.


Conflicts of Interest


Pursuant to this Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by GSAM in accordance with the Guidelines and ISS Recommendations will not present any conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.


Our procedures also prohibit the influence of conflicts of interest where an active-equity Portfolio Management Team decides to vote against an ISS Recommendation. In general, conflicts of interest between GSAM and other businesses within Goldman Sachs should not affect GSAM in light of the information barrier policies separating GSAM from those other businesses. In addition, in any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, includes an inquiry into potential conflicts of interest, and GSAM senior management will not approve decisions that are based on the influence of such conflicts.

FIXED INCOME AND PRIVATE INVESTMENTS

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.


EXTERNAL MANAGERS

Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers' own policies. GSAM may, however, retain such responsibilities where it deems appropriate.


CLIENT DIRECTION

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. GSAM can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.


                ************************************************


                                                                      APPENDIX A

                  ISS STANDARD PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of the ISS Standard Proxy Voting Guidelines (the "Guidelines"), which form the substantive basis of GSAM's Policy on Proxy Voting for Investment Advisory Clients ("Policy") with respect to public equity investments. As described in the main body of the Policy, GSAM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.


  1. Auditors

    Vote FOR proposals to ratify auditors, unless any of the following apply:
    . An auditor has a financial interest in or association with the company, and is therefore not independent,
    . Fees for non-audit services are excessive, or . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

  2. Board of Directors


    a. Voting on Director Nominees in Uncontested Elections
      Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.


    b. Classification/Declassification of the Board
      Vote AGAINST proposals to classify the board.

      Vote FOR proposals to repeal classified boards and to elect all directors annually.


    c. Independent Chairman (Separate Chairman/CEO)
      Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

    d. Majority of Independent Directors/Establishment of Committees
      Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

      Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.


  3. Shareholder Rights


    a. Shareholder Ability to Act by Written Consent
      Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

      Vote FOR proposals to allow or make easier shareholder action by written consent.


    b. Shareholder Ability to Call Special Meetings
      Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

      Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.


    c. Supermajority Vote Requirements
      Vote AGAINST proposals to require a supermajority shareholder vote.

      Vote FOR proposals to lower supermajority vote requirements.


    d. Cumulative Voting
      Vote AGAINST proposals to eliminate cumulative voting.

      Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.


    e. Confidential Voting
      Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

      Vote FOR management proposals to adopt confidential voting.


  4. Proxy Contests


    a. Voting for Director Nominees in Contested Elections
      Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.


    b. Reimbursing Proxy Solicitation Expenses
      Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.


  5. Poison Pills

    Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

  6. Mergers and Corporate Restructurings

    Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

  7. Reincorporation Proposals

    Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

  8. Capital Structure

    a. Common Stock Authorization
      Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

      Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

      Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.


    b. Dual-class Stock
      Vote AGAINST proposals to create a new class of common stock with superior voting rights.

      Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

      . It is intended for financing purposes with minimal or no dilution to current shareholders
      . It is not designed to preserve the voting power of an insider or significant shareholder

  9. Executive and Director Compensation

    Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

    Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

    a. Management Proposals Seeking Approval to Reprice Options

    Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
      . Historic trading patterns
      . Rationale for the repricing
      . Value-for-value exchange
      . Option vesting
      . Term of the option
      . Exercise price
      . Participation

    b. Employee Stock Purchase Plans

    Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

    Vote FOR employee stock purchase plans where all of the following apply:
      . Purchase price is at least 85 percent of fair market value;
      . Offering period is 27 months or less; and . Potential voting power dilution is ten percent or less.

    Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

    c. Shareholder Proposals on Compensation
    Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

  10. Social and Environmental Issues

    These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

    In general, vote CASE-BY-CASE. While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.
                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
                              GMO AUSTRALASIA LLC
                                (TOGETHER "GMO")
                      PROXY VOTING POLICIES AND PROCEDURES




I.INTRODUCTION AND GENERAL PRINCIPLES

GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.


This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO's proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client's own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.


GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.


II.PROXY VOTING GUIDELINES

GMO has engaged Institutional Shareholder Services, Inc. ("ISS") as its proxy voting agent to:


 1) research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;


 2) ensure that proxies are voted and submitted in a timely manner;

 3) handle other administrative functions of proxy voting;

 4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

 5) maintain records of votes cast; and

 6) provide recommendations with respect to proxy voting matters in general.

Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. Copies of the current domestic and global ISS proxy voting guidelines are attached to these Voting Policies and Procedures as Exhibit A.
 GMO reserves the right to amend any of ISS's guidelines in the future. If any such changes are made an amended Proxy Voting Policies and Procedures will be made available for clients.


Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

III.PROXY VOTING PROCEDURES

GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:





 1) Implementing and updating the applicable domestic and global ISS proxy voting guidelines;


 2) Overseeing the proxy voting process; and

 3) Providing periodic reports to GMO's Compliance Department and clients as requested.

There may be circumstances under which a portfolio manager or other GMO investment professional ("GMO Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the recommendation of ISS. In such an event, the GMO Investment Professional will inform GMO's Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the recommendation of ISS. GMO's Corporate Actions Group will report to GMO's Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.


IV.CONFLICTS OF INTEREST

As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.


In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or
(b) seek instructions from its clients.


In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:


 1) GMO has a business relationship or potential relationship with the issuer;


 2) GMO has a business relationship with the proponent of the proxy proposal; or

 3) GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or
(iii) request that the client votes such proxy. All such instances shall be reported to GMO's Compliance Department at least quarterly.


V.RECORDKEEPING

GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:


 1) a copy of these policies and procedures which shall be made available to clients, upon request;


 2) a record of each vote cast (which ISS maintains on GMO's behalf); and

 3) each written client request for proxy records and GMO's written response to any client request for such records.




Such proxy voting records shall be maintained for a period of five years.


VI.REPORTING

GMO's Compliance Department will provide GMO's Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the recommendation of ISS, (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.


VII.DISCLOSURE

Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client's proxy.


Effective:  August 6, 2003




                      ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.





1.AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

.. . An auditor has a financial interest in or association with the company, and is therefore not independent
.. . Fees for non-audit services are excessive, or .. . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees attendance at board meetings corporate governance provisions and takeover activity, long-term company performance responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.




CLASSIFICATION/DECLASSIFICATION OF THE BOARD


Vote AGAINST proposals to classify the board.


Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

 Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent
..
SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.
REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.


6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.


7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.


8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
.. . It is intended for financing purposes with minimal or no dilution to current shareholders
.. . It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.




MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
.. . Historic trading patterns
.. . Rationale for the repricing
.. . Value-for-value exchange
.. . Option vesting
.. . Term of the option
.. . Exercise price
.. . Participation



EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
.. . Purchase price is at least 85 percent of fair market value
.. . Offering period is 27 months or less, and .. . Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION


Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.


10.SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.


In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.




                   CONCISE SUMMARY OF ISS GLOBAL PROXY VOTING
                                   GUIDELINES

Following is a concise summary of general policies for voting global proxies.
 In addition, ISS has country- and market-specific policies, which are not captured below.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS
Vote FOR approval of financial statements and director and auditor reports, unless:
.. . there are concerns about the accounts presented or audit procedures used; or .. . the company is not responsive to shareholder questions about specific items that should be publicly disclosed.
..

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
.. . there are serious concerns about the accounts presented or the audit procedures used;
.. . the auditors are being changed without explanation; or .. . nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.


ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS
Vote FOR the appointment or reelection of statutory auditors, unless:
.. . there are serious concerns about the statutory reports presented or the audit procedures used;
.. . questions exist concerning any of the statutory auditors being appointed; or .. . the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
ALLOCATION OF INCOME
Vote FOR approval of the allocation of income, unless:
.. . the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
.. . the payout is excessive given the company's financial position.



STOCK (SCRIP) DIVIDEND ALTERNATIVE
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION
Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.
AMEND QUORUM REQUIREMENTS
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS
Vote AGAINST other business when it appears as a voting item.
DIRECTOR ELECTIONS
Vote FOR management nominees in the election of directors, unless:
.. . there are clear concerns about the past performance of the company or the board; or
.. . the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.


Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

DIRECTOR COMPENSATION
Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.


Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.


Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCHARGE OF BOARD AND MANAGEMENT
Vote FOR discharge of the board and management, unless:
.. . there are serious questions about actions of the board or management for the year in question; or
.. . legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.



BOARD STRUCTURE
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.



SHARE ISSUANCE REQUESTS
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.



INCREASES IN AUTHORIZED CAPITAL
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
.. . the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

.. . the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.




CAPITAL STRUCTURES
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.



PREFERRED STOCK
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.



SHARE REPURCHASE PLANS:
Vote FOR share repurchase plans, unless:

.. . clear evidence of past abuse of the authority is available; or .. . the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:
Vote FOR mergers and acquisitions, unless:
.. . the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or .. . the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.


ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS:
Vote reincorporation proposals on a CASE-BY-CASE basis.
EXPANSION OF BUSINESS ACTIVITIES:
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
RELATED-PARTY TRANSACTIONS:
Vote related-party transactions on a CASE-BY-CASE basis.
COMPENSATION PLANS:
Vote compensation plans on a CASE-BY-CASE basis.
ANTITAKEOVER MECHANISMS:
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.


Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.





                               Global Proxy Voting
                            Procedures and Guidelines


                                  2006 Edition

                                  April 1, 2006

                            Table of Contents- Global


Part I:      JPMorgan Asset Management Global Proxy-Voting Procedures

             A.   Objective.............................................. 3
             B.   Proxy Committee........................................ 3
             C.   The Proxy Voting Process............................... 3-4
             D.   Material Conflicts of Interest......................... 5
             E.   Escalation of Material Conflicts of Interest........... 5
             F.   Recordkeeping.......................................... 6
                  Exhibit A.............................................. 6



Part II:     JPMorgan Asset Management Global Proxy-Voting Guidelines

             A. North America........................................... 8-21
                  Table of Contents..................................... 9-10
                  Guidelines............................................ 11-21

             B.  Europe, Middle East, Africa, Central America
                  and South America.......................................22-33
                  Table of Contents.......................................23
                  Guidelines..............................................24-33

             C.   Asia (ex-Japan).........................................34-42
                  Table of Contents.......................................35
                  Guidelines..............................................36-42


             D.   Japan................................................   43-44



Part I:  JPMorgan Asset Management Global
                Proxy Voting Procedures


A.    Objective

     As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a "JPMAM Entity" and collectively as "JPMAM") may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures. 1

     These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the "Guidelines"). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B.    Proxy Committee

      To oversee the proxy-voting process on an ongoing basis, a Proxy Committee will be established for each global location where proxy-voting decisions are made. Each Proxy Committee will be composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C. The Proxy Voting Process 2

     JPMAM investment professionals monitor the corporate actions of the companies held in their clients' portfolios. To assist JPMAM investment professionals with public companies' proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service ("Independent Voting Service"). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service's analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below).


C.   The Proxy Voting Process - Continued

     Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

     Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator ("Proxy Administrator") for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service's recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, "Overrides"); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

     In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator's duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.


     In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification ("Certification") which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase ("JPMC") Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM'S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients' interests.

     -----------------------
     (1) Proxies for the JPMorgan Value Opportunities Fund are voted in accordance with the Washington Management Group's proxy voting policies and not the policies of JPMAM. The JPMorgan Multi-Manager Funds vote proxies in accordance with the voting policies of each of the Managers, as applicable, and not the policies of JPMAM, except, to the extent the JPMAM policies apply to the JPMorgan Multi-Manager Small Cap Value Fund. The Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavorial Value Fund, and the UM Small Cap Growth Fund vote proxies in accordance with the voting policies of their subadvisers and not the policies of JPMAM.

   (2)The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

D.   Material Conflicts of Interest

     The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a placecountry-regionU.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser's interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM's investment processes and decisions, including proxy-voting decisions, and to protect JPMAM's decisions from influences that could lead to a vote other than in its clients' best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM's predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

     Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM's relationship with such company and materially impact JPMAM's business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM's voting decision.

E.   Escalation of Material Conflicts of Interest

     When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

     Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:
     o    removing certain JPMAM personnel from the proxy voting process;
     o "walling off" personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;
     o voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or
     o deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

     The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

F.   Recordkeeping

     JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:
     o    a copy of the JPMAM Proxy Voting Procedures and Guidelines;
     o    a copy of each proxy statement received on behalf of JPMAM clients;
     o    a record of each vote cast on behalf of JPMAM client holdings;
     o a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;
     o a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and
     o a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

     It should be noted that JPMAM reserves the right to use the services of the
     Independent   Voting  Service  to  maintain  certain  required  records  in accordance with all applicable regulations.


                                    Exhibit A

     JPMorgan High Yield Partners LLC
     JPMorgan Investment Advisors Inc.
     Bank One Trust Company, NA
     JPMorgan Chase Bank , NA
     J.P. Morgan Asset Management (placeCityLondon) Limited J.P. Morgan Asset Management (placecountry-regionUK) Limited J.P. Morgan Investment Management Inc.
     J.P. Morgan Investment Management Limited
     JF Asset Management Limited
     JF Asset Management (placecountry-regionSingapore) Limited
     JF International Management Inc.
     Pacholder & Company, LLC
     Security Capital Research & Management Incorporated


Part II: Proxy Voting Guidelines



JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JMPFAM currently has four sets of proxy voting guidelines covering the regions of (1) placeNorth America, (2) placeEurope, placeMiddle East, placeAfrica, placeCentral America and placeSouth America (3) placeAsia (ex-Japan) and (4) placecountry-regionJapan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.


Part II.A: North America Proxy Voting


Part II.A: North America Guidelines Table of Contents

1. Uncontested Director Elections.............................................11

2. Proxy Contests.............................................................11
a. Election of Directors......................................................11
b. Reimburse Proxy Solicitation Expenses......................................11

3. Ratification of Auditors...................................................11

4. Proxy Contest Defenses..................................................12-13
a. Board Structure: Staggered vs. Annual Elections............................12
b. Shareholder Ability to Remove Directors....................................12
c. Cumulative Voting..........................................................12
d. Shareholder Ability to Call Special Meeting................................13
e. Shareholder Ability to Act by Written Consent..............................13
f. Shareholder Ability to Alter the Size of the Board.........................13

5. Tender Offer Defenses...................................................13-14
a. Poison Pills...............................................................13
b. Fair Price Provisions......................................................13
c. Greenmail..................................................................13
d. Unequal Voting Rights......................................................13
e. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws......13
f. Supermajority Shareholder Vote Requirement to Approve Mergers..............14

6. Miscellaneous Board Provisions..........................................14-15
a. Separate Chairman and CEO Positions........................................14
b. Lead Directors and Executive Sessions......................................14
c. Majority of Independent Directors..........................................14
d. Stock Ownership Requirements...............................................14
e. Term of Office.............................................................15
f. Director and Officer Indemnification and Liability Protection..............15
g. Board Size.................................................................15
h. Majority Vote Standard.....................................................15

7. Miscellaneous Governance Provisions.....................................15-16
a. Independent Nominating Committee...........................................15
b. Confidential Voting........................................................15
c. Equal Access...............................................................15
d. Bundled Proposals..........................................................15
e. Charitable Contributions...................................................15
f. Date/Location of Meeting...................................................15
g. Include Nonmanagement Employees on Board...................................16
h. Adjourn Meeting if Votes are Insufficient..................................16
i. Other Business.............................................................16
j. Disclosure of Shareholder Proponents.......................................16

8. Capital Structure.......................................................16-17
a. Common Stock Authorization.................................................16
b. Stock Distributions: Splits and Dividends..................................16
c. Reverse Stock Splits.......................................................16
d. Blank Check Preferred Authorization........................................16
e. Shareholder Proposals Regarding Blank Check Preferred Stock................16
f. Adjustments to Par Value of Common Stock...................................16
g. Restructurings/Recapitalizations...........................................17
h. Share Repurchase Programs..................................................17
i. Targeted Share Placements..................................................17

Part II.A: North America Guidelines Table of Contents

9.  Executive and Director Compensation....................................17-18
a.  Stock-based Incentive Plans............................................17-18
b.  Approval of Cash or Cash-and-Stock Bonus Plans............................18
c.  Shareholder Proposals to Limit Executive and Director Pay.................18
d.  Golden and Tin Parachutes.................................................18
e.  401(k) Employee Benefit Plans.............................................18
f.  Employee Stock Purchase Plans.............................................18
g.  Option Expensing..........................................................18
h.  Option Repricing..........................................................18
i.  Stock Holding Periods.....................................................18

10. Incorporation.............................................................19
a.  Reincorporation Outside of the United States..............................19
b.  Voting on State Takeover Statutes.........................................19
c.  Voting on Reincorporation Proposals.......................................19

11. Mergers and Corporate Restructurings......................................19
a.  Mergers and Acquisitions..................................................19
b.  Nonfinancial Effects of a Merger or Acquisition...........................19
c.  Corporate Restructuring...................................................19
d.  Spin-offs.................................................................19
e.  Asset Sales...............................................................19
f.  Liquidations..............................................................19
g.  Appraisal Rights..........................................................19
h.  Changing Corporate Name...................................................19

12. Social and Environmental Issues........................................19-20
a.  Energy and Environment....................................................19
b.  Northern Ireland..........................................................20
c.  Military Business.........................................................20
d.  International Labor Organization Code of Conduct..........................20
e.  Promote Human Rights in China, Nigeria, and Burma.........................20
f.  World Debt Crisis.........................................................20
g.  Equal Employment placeOpportunity and Discrimination......................20
h.  Animal Rights.............................................................20
i.  Product Integrity and Marketing...........................................20
j.  Human Resources Issues....................................................20
k.  Link Executive Pay with Social and/or Environmental Criteria..............20

13. Foreign Proxies...........................................................21

14. Pre-Solicitation Contact..................................................21

Part II.A: placeNorth America Guidelines

1.   Uncontested Director Elections
     Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

     1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

     2) implement or renew a dead-hand or modified dead-hand poison pill; or adopted or renewed apoison pill without shareholder approval since the company's last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption.

     3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

     4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or

     5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or

     6) WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent; or

     7) WITHHOLDING from directors who are CEOs of publicly-traded companies who serve on more than three public boards and all other directors who serve on more than six public company boards.

     8) WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a - Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

     9)WITHHOLD votes from audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company's internal controls.

     Special attention will be paid to companies that display a chronic lack of shareholder accountability.

2.   Proxy Contests
     2a.  Election of Directors
     Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

     2b.  Reimburse Proxy Solicitation Expenses
     Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3.   Ratification of Auditors
     Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

     Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

     Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

4.   Proxy Contest Defenses
     4a.  Board Structure: Staggered vs. Annual Elections
     Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company's governing documents contain each of the following provisions:

     1) Majority of board composed of independent directors,

     2) Nominating committee composed solely of independent directors,

     3) Do not require more than a two-thirds shareholders' vote to remove a director, revise any bylaw or revise any classified board provision,

     4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

     5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,

     6) Absence of superior voting rights for one or more classes of stock,

     7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

     8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

     4b. Shareholder Ability to Remove Directors
     Vote against proposals that provide that directors may be removed only for cause.

     Vote for proposals to restore shareholder ability to remove directors with or without cause.

     Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     Vote for proposals that permit shareholders to elect directors to fill board vacancies.

     4c.  Cumulative Voting
     Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company's governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

     1) Annually elected board,

     2) Majority of board composed of independent directors,

     3) Nominating committee composed solely of independent directors,

     4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

     5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,

     6) Absence of superior voting rights for one or more classes of stock,

     7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

     8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead- hand poison pill).

     4d.  Shareholder Ability to Call Special Meeting
     Vote against proposals to restrict or prohibit shareholder ability to call special meetings. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting.

     Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

     4e.  Shareholder Ability to Act by Written Consent
     We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders' meeting and matters to be discussed therein seems a reasonable protection of minority shareholder rights.

     We generally vote against proposals to allow or facilitate shareholder action by written consent.

     4f. Shareholder Ability to Alter the Size of the Board Vote for proposals that seek to fix the size of the board.

     Vote against proposals that give management the ability to alter the size of the board without shareholder approval.


5.   Tender Offer Defenses
     5a.  Poison Pills

     Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

     Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

     Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

     5b.  Fair Price Provisions
     Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

     Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

     5c.  Greenmail
     Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     5d.  Unequal Voting Rights
     Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

     Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

     5e. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

     Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

     5f.  Supermajority Shareholder Vote Requirement to Approve Mergers
     Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

     Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.   Miscellaneous Board Provisions
     6a. Separate Chairman and CEO Positions
     We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

     o Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

                (1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

                (2) Serves as liaison between the chairman and the independent directors,

                (3) Approves information sent to the board,

                (4) Approves meeting agendas for the board,

                (5) Approves meeting schedules to assure that there is
                   sufficient time for discussion of all agenda items,

                (6) Has the authority to call meetings of the independent
                   directors, and

                (7) If requested by major shareholders, ensures that he is available for consultation and direct communication;

     o    2/3 of independent board;

     o    All-independent key committees;

     o    Committee chairpersons nominated by the independent directors;

     o CEO performance is reviewed annually by a committee of outside directors; and

     o    Established governance guidelines.

         Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.

     6b.  Lead Directors and Executive Sessions
     In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a "lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/Chairman present).

     6c.  Majority of Independent Directors
     We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

     Vote for shareholder proposals requesting that the board's audit, compensation, and/or nominating committees include independent directors exclusively.

     Generally vote for shareholder proposals asking for a 2/3 independent board.

     6d.  Stock Ownership Requirements
     Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

     6e.  Term of Office
     Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

     6f. Director and Officer Indemnification and Liability Protection Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

     Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

     Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

     Vote for proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company's best interests, and (2) the director's legal expenses would be covered.

     6g.  Board Size
     Vote for proposals to limit the size of the board to 15 members.

     6h.  Majority Vote Standard
     We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company's governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7.   Miscellaneous Governance Provisions
     7a.  Independent Nominating Committee
     Vote for the creation of an independent nominating committee.

     7b.  Confidential Voting
     Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

     Vote for management proposals to adopt confidential voting.

     7c.  Equal Access
     Vote for shareholder proposals that would give significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

     7d.  Bundled Proposals
     Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

     7e.  Charitable Contributions
     Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

     7f.  Date/Location of Meeting
     Vote against shareholder proposals to change the date or location of the shareholders' meeting. No one site will meet the needs of all shareholders.

     7g.  Include Nonmanagement Employees on Board
     Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

     7h.  Adjourn Meeting if Votes are Insufficient
     Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

     7i.  Other Business
     Vote for proposals allowing shareholders to bring up "other matters" at shareholder meetings.

     7j.  Disclosure of Shareholder Proponents
     Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

8.   Capital Structure
     8a.  Common Stock Authorization
     Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

     Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

     8b.  Stock Distributions: Splits and Dividends
     Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance as measured by total shareholder returns.

     8c.  Reverse Stock Splits
     Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company's industry and performance in terms of shareholder returns.

     Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

     8d.  Blank Check Preferred Authorization
     Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

     Vote for proposals to create "blank check" preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

     Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

     Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance as measured by total shareholder returns.

     8e.  Shareholder Proposals Regarding Blank Check Preferred Stock
     Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

     8f.  Adjustments to Par Value of Common Stock
     Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

     8g.  Restructurings/Recapitalizations
     Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. Consider the following issues:

     Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

     Change in Control--Will the transaction result in a change in control of the company?

     Bankruptcy--Generally,    approve    proposals   that    facilitate    debt
     restructurings unless there areclear signs of self-dealing or other abuses.

     8h.  Share Repurchase Programs
     Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     8i.  Targeted Share Placements
     These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9.   Executive and Director Compensation
     9a.  Stock-based Incentive Plans
     Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

     Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

     Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote-- even in cases where the plan cost is considered acceptable based on the quantitative analysis.

     We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by JPMAM). JPMAM defines high average three-year burn rate as the following: the company's most recent three-year burn rate exceeds one standard deviation by Russell 3000 index and non-Russell 3000 index; the company's most recent three-year burn rate exceeds two percent of common shares outstanding.

     For companies in the Russell 3000 we will generally vote against a plan when there is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

     9b.  Approval of Cash or Cash-and-Stock Bonus Plans
     Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

     9c.  Shareholder Proposals to Limit Executive and Director Pay
     Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

     Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

     Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

     9d.  Golden and Tin Parachutes
     Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

     9e.  401(k) Employee Benefit Plans
     Vote for proposals to implement a 401(k) savings plan for employees.

     9f.  Employee Stock Purchase Plans
     Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.

     Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee's contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

     9g.  Option Expensing
     Generally, vote for shareholder proposals to expense fixed-price options.

     9h.  Option Repricing
     In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

     9i.  Stock Holding Periods
     Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

     9j.  Transferable Stock Options
     Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.


10. Incorporation
     10a. Reincorporation Outside of the placecountry-regionUnited States Generally speaking, we will vote against companies looking to reincorporate outside of the placecountry-regionU.S.

     10b. Voting on State Takeover Statutes
     Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).
     10c. Voting on Reincorporation Proposals
     Proposals to change a company's state of incorporation should be examined on a case-by-case basis. Review management's rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11. Mergers and Corporate Restructurings
     11a. Mergers and Acquisitions
     Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

     11b. Nonfinancial Effects of a Merger or Acquisition
     Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.

     11c. Corporate Restructuring
     Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, "going private" proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

     11d. Spin-offs
     Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

     11e. Asset Sales
     Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

     11f. Liquidations
     Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

     11g. Appraisal Rights
     Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

     11h. Changing Corporate Name Vote for changing the corporate name.

12. Social and Environmental Issues
     12a. Energy and Environment
     Vote case-by-case on proposals that request companies to subscribe to the CERES Principles.

Vote for proposals that request companies to outline their preparedness to comply with the Kyoto Protocol. Vote case-by-case on disclosure reports that seek additional information.


12b. Northern Ireland
     Vote case-by-case on proposals pertaining to the MacBride Principles.

     Vote case-by-case on disclosure reports that seek additional information about progress being made toward eliminating employment discrimination.

     12c. Military Business
     Vote case-by-case on defense issue proposals.

     Vote case-by-case on disclosure reports that seek additional information on military-related operations. 12d. International Labor Organization Code of Conduct Vote case-by-case on proposals to endorse international labor organization code of conducts.

     Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

     12e. Promote Human Rights in China, Nigeria, the Sudan and Burma
     Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.

     Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

     12f. World Debt Crisis
     Vote case-by-case on proposals dealing with third world debt.

     Vote case-by-case on disclosure reports regarding company activities with respect to third world debt.

     12g. Equal Employment placeOpportunity and Discrimination
     Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

     Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

     12h. Animal Rights
     Vote case-by-case on proposals that deal with animal rights.

     12i. Product Integrity and Marketing
     Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

     Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

     12j. Human Resources Issues
     Vote case-by-case on proposals regarding human resources issues.

     Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

     12k. Link Executive Pay with Social and/or Environmental Criteria
     Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

     Vote case-by-case on disclosure reports that seek additional information regarding this issue.





13. Foreign Proxies
     Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in placeCityLondon. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14. Pre-Solicitation Contact
     From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

     What is material non-public information?
     The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:
     o    a pending acquisition or sale of a substantial business;
     o financial results that are better or worse than recent trends would lead one to expect;
     o    major management changes;
     o    an increase or decrease in dividends;
     o calls or redemptions or other purchases of its securities by the company;
     o    a stock split, dividend or other recapitalization; or
     o financial projections prepared by the Company or the Company's representatives.

     What is pre-solicitation contact?
     Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., "How do you feel about dual classes of stock?", to very specific inquiries, e.g., "Here's a term sheet for our restructuring. Will you vote to approve this?"

     Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

     It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

Part II.B: Europe, Middle East, Africa, Central America and South America Proxy Voting

Part II.B: Europe, Middle East, Africa, Central America and South America Guidelines Table of Contents

1.   Reports & Accounts.......................................................24
a.   Annual Report............................................................24
b.   Remuneration Report......................................................24

2.   Dividends................................................................24

3.   Auditors.................................................................24
a.   Auditor placeCityIndependence............................................24
b.   Auditor Remuneration.....................................................24

4.   Boards...............................................................25-26
a.   Chairman & CEO...........................................................25
b.   Board Structure..........................................................25
c.   Board Size...............................................................25
d.   Board placeCityIndependence..............................................25
e.   Board Committees......................................................25-26

5.   Directors ............................................................26-27
a.   Directors' Contracts.....................................................26
b.   Executive Director Remuneration..........................................26
c.   Director Liability.......................................................27
d.   Directors over 70........................................................27

6.   Non-Executive Directors .................................................27
a.   Role of Non-Executive Directors..........................................27
b.   Director placeCityIndependence...........................................27
c.   Non-Executive Director Remuneration......................................27
d.   Multiple Directorships...................................................27
e.   Investment Trust Directors...............................................27

7.   Issue of Capital........................................................28
a.   Issue of Equity..........................................................28
b.   Issue of Debt............................................................28
c.   Share Repurchase Programmes..............................................28

8.   Mergers/Acquisitions.....................................................28

9.   Voting Rights............................................................28

10.  Share Options/Long-Term Incentive Plans (L-TIPs)........................29
a.   Share Options............................................................29
b.   Long-Term Incentive Plans (L-TIPs).......................................29

11.  Others...............................................................29-30
a.   Poison Pills.............................................................29
b.   Composite Resolutions....................................................30
c.   Social/Environmental Issues..............................................30
d.   Charitable Issues........................................................30
e.   Political Issues.........................................................30

12.  Activism..............................................................30-32
a.   Shareholder Activism and Company Engagement..............................30
b.   Activism Policy.......................................................31-32

13.  Sustainability........................................................32-33
a.   Sustainability Statement.................................................32
b.   Sustainability Policy.................................................32-33

Part II.B: Europe, Middle East, Africa, Central America and South America Guidelines

1.   Reports & Accounts
     1a.  Annual Report
     Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

     The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist. For placecountry-regionUK companies, a statement of compliance with the Combined Code should be made, together with detailed explanations regarding any area of non-compliance.

     Legal disclosure varies from market to market. If, in our opinion, a company's standards of disclosure (while meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

     1b.  Remuneration Report
     The remuneration policy as it relates to senior management should be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of executive directors' emoluments. We will endeavour to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report if we feel that the explanation is insufficient.

     See Executive Director Remuneration

2.   Dividends
     Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if the earnings and cash cover are inadequate and we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3.   Auditors
     3a.  Auditor placeCityIndependence
     Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMF will vote against the appointment or reappointment of auditors who are not perceived as being independent. The length of time both the audit company and the audit partner have served in their capacity with a given company may be a factor in determining independence.

     3b.  Auditor Remuneration
     Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit Committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company's total expenditure on consultancy, and there should be a mechanism in place to ensure that consultancy work is put out to competitive tender.

     We would oppose non-audit fees consistently  exceeding audit fees, where no
     explanation  was  given  to  shareholders.   Audit  fees  should  never  be
     excessive.

     See Audit Committee

4.   Boards
     4a.  Chairman & CEO
     The Combined Code states that there should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMF believes that the roles of Chairman and Chief Executive Officer should normally be separate. JPMF will generally vote against combined posts.

     4b.  Board Structure
     JPMF is in favour of unitary boards of the type found in the placecountry-regionUK, as opposed to tiered board structures. We agree with the Combined Code, which finds that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for reelection on a regular basis.

     JPMF will generally vote to encourage the gradual phasing-out of tiered board structures, in favour of unitary boards. However, tiered boards are still very prevalent in markets outside the placecountry-regionUK and local market practice will always be taken into account.

     4c.  Board Size
     Boards with more than 20 directors are deemed excessively large, and JPMF will exercise its voting powers in favour of reducing large boards wherever possible.

     4d.  Board placeCityIndependence
     JPMF believes that a strong independent element to a board is essential to the effective running of a company. The Combined Code states that the calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board's decisions.

         We agree with the ICGN, and the findings of the Higgs Review, that the majority of a board of directors should be independent, especially if the company has a joint Chairman/CEO. However, as a minimum, all boards should have at least three independent non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

         JPMF will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     See Non Executive Directors

     4e.  Board Committees
     Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

          (i)   Nomination Committee
                There should be a formal nomination process for the appointment of Directors with both executive and non-executive representation. Nomination Committees should be majority-independent.

          (ii)  Remuneration Committee

               Boards should appoint Remuneration Committees consisting exclusively of independent non-executive directors, with no personal financial interest in relation to the matters to be decided, other than their fees and their shareholdings. Non-executive directors should have no potential conflicts of interest arising from cross-directorships and no day-to-day involvement in the running of the business. We would oppose the re-election of any non- executive director who, in our view, had failed to exercise sound judgement on remuneration issues.

               Responsibility for the remuneration report (where applicable) should lie with the Remuneration Committee.

                See Remuneration Report

     4e.   Board Committees - Continued

          (iii) Audit Committee

               An Audit Committee should be established consisting solely of non-executive directors, who should be independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of up-to-date financial literacy and there should be written terms of reference which deal clearly with their authority and duties. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff presence, and they should have an explicit right of unrestricted access to company documents and information. The Committee should have the authority to engage independent advisers where appropriate and also should have responsibility for selecting and recommending to the board, the external auditors to be put forward for appointment by the shareholders in general meeting. The Committee should monitor and review the scope and results of internal audit work on a regular basis. The Committee should be able to give additional assurance about the quality and reliability of financial information used by the board and public financial statements by the company.

5.   Directors
     5a.  Directors' Contracts

     JPMF believes that there is a strong case for directors' contracts being of one year's duration or less. This is in line with the findings of recent UK Government committees as well as the view of the NAPF and ABI. However, JPMF always examines these issues on a case-by-case basis and we are aware that there will occasionally be a case for contracts of a longer duration in exceptional circumstances, in order to secure personnel of the required calibre.

     Generally, we encourage contracts of one year or less and vote accordingly. Unless the Remuneration Committee gives a clearly-argued reason for contracts in excess of one year, we will vote against the re-election of any director who has such a contract, as well as consider the re-election of any director who is a member of the Remuneration Committee.

     Directors' contracts increasingly contain special provisions whereby additional payment becomes due in the event of a change of control. We agree with the view of the NAPF and ABI that such terms are inappropriate and should be discouraged and, under normal circumstances, we will use our voting power accordingly.

     Market practice globally regarding the length of directors' service contracts varies enormously, and JPMF is cognisant that it would be inappropriate to enforce placecountry-regionUK standards in some other markets. To this end, JPMF takes into account local market practice when making judgements in this area.

     5b.  Executive Director Remuneration
     Executive remuneration is, and will remain, a contentious issue, particularly the overall quantum of remuneration. However, company policy in this area cannot be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of Remuneration Committees. Any remuneration policy should be transparent and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report.

     JPMF will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent Remuneration Committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans.

     We strongly believe that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least one year's salary, in order to align fully their interests with the interests of shareholders.

     See Stock Options and Long-Term Incentive Plans (L-TIPs)

     See Remuneration Report

     5c.  Director Liability

     In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

     JPMF will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     5d.  Directors over 70
     While special requirements for directors over 70 have their roots in company legislation (in the UK) as well as various corporate governance guidelines, JPMF considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer himself or herself for re-election each year.

6.   Non-Executive Directors
     6a.  Role of Non-Executive Directors
     As stated earlier in these guidelines, JPMF believes that a strong independent element to a board is essential to the effective running of a company. We will use our voting power to ensure that a healthy independent element to the board is preserved at all times and to oppose the re-election of non- executive directors whom we no longer consider to be independent.

     In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets' differing attitudes to director independence.

     In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

     Audit and Remuneration Committees should be composed exclusively of independent directors.

     6b.  Director placeCityIndependence
     We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

     A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer be deemed to be independent.

     6c.  Non-Executive Director Remuneration
     JPMF strongly believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded options.

     6d.  Multiple Directorships
     In order to be able to devote sufficient time to his or her duties, we would not normally expect a non- executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

     We agree with the findings of the Higgs Report in the placecountry-regionUK that no single individual should chair more than one major listed company.

     6e.  Investment Trust Directors
     In the placecountry-regionUK, the boards of investment trust companies are unusual in being normally comprised solely of non-executive directors, the majority of whom are independent of the management company. We believe this to be appropriate and expect boards to comply with the Combined Code, except where such compliance is clearly inappropriate (e.g. Nomination Committees). Given the highly specialised nature of these companies it is particularly important that the board contains the correct mix of skills and experience.

7.   Issue of Capital
     7a.  Issue of Equity
     In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JPMF believes that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

     JPMF will vote in favour of increases in capital which enhance a company's long-term prospects. We will also vote in favour of the partial suspension of pre-emptive rights if they are for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions).

     JPMF will vote against increases in capital which would allow the company to adopt "poison pill" takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long term.

     7b.  Issue of Debt
     Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

     JPMF will vote in favour of proposals which will enhance a company's long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.


     7c.  Share Repurchase Programmes
     Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JPMF will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

     We will vote against such programmes when shareholders' interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

8.   Mergers/Acquisitions
     Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances, the Proxy Committee. Individual circumstances will always apply. However, as a general rule, JPMF will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value though other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

9.   Voting Rights
     JPMF believes in the fundamental principle of "one share, one vote." Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder's equity capital commitment to the company.

     Similarly, we will generally oppose amendments to require supermajority (i.e. more than 51%) votes to approve mergers, consolidations or sales of assets or other business combinations.

10.  Share Options/Long-Term Incentive Plans (L-TIPs)
     10a. Share Options
     Share option schemes should be clearly explained and fully disclosed to both shareholders and participants, and put to shareholders for approval. Each director's share options should be detailed, including exercise prices, expiry dates and the market price of the shares at the date of exercise. They should take into account maximum levels of dilution, as set out in ABI, NAPF and similar guidelines. Full details of any performance criteria should be included. Share options should never be issued at a discount, and there should be no award for below-median performance. In general, JPMF will vote in favour of option schemes, the exercise of which requires that challenging performance criteria be met.

     Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

     We will generally vote against the cancellation and reissue, retesting or repricing, of underwater options.

     10b. Long-Term Incentive Plans (L-TIPs)
     A Long-Term Incentive Plan ("L-TIP") can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

     JPMF, in agreement with the stipulations of the Combined Code, feels that the performance-related elements of any L-TIP should be designed to give directors keen incentives to perform at the highest levels, and that grants under such schemes should be subject to performance criteria which are challenging and which reflect the company's objectives.

     Ideally, the L-TIP should use a methodology such as total shareholder return ("TSR"), coupled with a financial underpin such as growth in earnings per share ("EPS"). Performance should be benchmarked against an appropriate comparator group of companies and a graph of recent performance should be included. Awards should increase on a straight-line basis, with a maximum award only vesting for the very highest performance. As with share option schemes, there should be no award for below-median performance. Any beneficiary should be encouraged to retain any resultant shares for a suitable time.

     In all markets JPMF will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding. We would expect Remuneration Committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

11.  Others
     11a. Poison Pills
     Poison pills, or shareholder rights plans, are designed to give shareholders of a target company the right to purchase shares of the acquiring company, the target company, or both at a substantial discount from market value. These rights are exercisable once a predefined "triggering event" occurs, generally a hostile takeover offer or an outsider's acquisition of a certain percentage of stock. Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

     In reaching its voting position, the Committee has reviewed and continues to review current takeover events. However, it has concluded that there is no clear evidence that poison pills deter takeover offers or defeat takeover attempts, and are, in fact, sometimes used as tools to entrench management.

     JPMF will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

     11b. Composite Resolutions

     Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or "bundled" resolutions, depending on the context.

     11c. Social/Environmental Issues
     The Committee reviews shareholder proposals concerning social and environmental issues. In normal circumstances, the consideration of social issues in investment decisions is the duty of directors; nevertheless, from time to time, a company's response to the circumstances of a particular social or environmental issue may have economic consequences, either directly or indirectly. In these cases, the economic effects are considered in determining our vote.

     Where  management  is  proposing  changes with a social,  environmental  or
     ethical   dimension,   these  proposals  should  be  in  line  with  JPMF's
     Sustainability Policy.

     See Sustainability

     11d. Charitable Issues
     Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

     11e. Political Issues
     JPMF does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

12.  Activism
     12a. Shareholder Activism and Company Engagement
     In November 2002, the Institutional Shareholders' Committee ("ISC"), comprising the trade bodies of the UK's investing institutions, published a Statement of Principles which sets out the responsibilities of institutional shareholders in respect of investee companies. JPMF endorses the ISC Principles, which are set out below:

     "Institutional   shareholders   and/or   agents   in   relation   to  their
     responsibilities in respect of investee companies ... will:

     o    set out their policy on how they will discharge their responsibilities
          - clarifying the priorities attached to particular issues and when they will take action

     o monitor the performance of and establish, where necessary, a regular dialogue with investee companies

     o    intervene where necessary

     o    evaluate the impact of their activism

     o    report back to clients/beneficial owners"

     It is important to note that the above only applies in the case of placecountry-regionUK companies, irrespective of their market capitalisation, although there will be occasions when intervention is not appropriate for reasons of cost-effectiveness or practicability. However, JPMF will continue to intervene outside the placecountry-regionUK where we believe this to be necessary in order to protect our clients' interests.

     The full text of the Principles is available from JPMF or it can be found on the Investment Management Association web-site (www.investmentuk.org)

     12b. Activism Policy
          (i)   Discharge of Responsibilities
                  a) Our primary responsibility is to protect our clients' interests and, as active managers, we therefore absolutely reserve the right to dispose of an investment where a company fails to meet our expectations.

b) Our investment managers and analysts have explicit responsibilities for monitoring the companies in the universe of stocks from which clients' portfolios are constructed. While we attach considerable importance to meetings with management (and several hundred take place in the placecountry-regionUK each year), we also emphasise the benefits of fundamental research into companies in our investment processes. Industry research, balance sheet analysis and company news flow all have a role to varying degrees in our company monitoring.

                      c) As noted in our Corporate Governance Guidelines we expect companies to comply with the standards of corporate governance set out in the Combined Code and will use our votes to encourage compliance.

                      d) Where appropriate, we will engage with companies in which client assets are invested if they fail to meet our requirements with regard to corporate governance and/or performance. Engagement on corporate governance issues such as remuneration and board structures is ongoing and does not only occur at the time of an AGM. Performance issues where more active intervention is appropriate will include failure to achieve strategic targets for the development of the business or perceived weaknesses in the management structure. The approach involves active discussion with company management and directors and, if necessary, participation in action groups, but not direct involvement in management.

                      e) Our approach to dealing with conflicts of interest is described fully in our Corporate Governance Policies and Procedures. We seek to minimise conflicts by controlling information flows between different parts of JPMorgan Chase. Where a material conflict does arise we require investors who make the voting decision to certify that they have acted solely in the clients' best interests.

                  f) Our policy is to vote at all placecountry-regionUK company meetings on behalf of all clients where we have authority to do so.

          (ii)  Monitor Performance
                As noted above the monitoring of company performance is a key part of our investment processes. Our voting records are available to clients and serve to demonstrate, among other things, our support or otherwise for a company's board structure and remuneration policies. All votes against company management are minuted and signed off by the Proxy Committee. In addition we maintain a log of all private meetings held with companies. We regard these meetings as confidential and will not comment on them outside JPMF.

          (iii) Intervening Where Necessary
                 a) As we have an active approach to proxy voting we do, in one sense, intervene frequently in company affairs and will vote against or abstain on resolutions at company meetings where we believe it to be in the best interests of our clients. Whenever we intend to vote against management, we speak with the company in order to ensure that they are fully informed of the reasons for the policy to which we are opposed and to give management an opportunity to amend that policy. The evidence is that by consistently seeking compliance with best practice we do, over time, influence company behaviour.

                   b) JPMF does not intervene directly in the management of
                      companies. However, we will arrange to meet with senior management where a company has failed to meet our expectations, but we believe that the potential of the company still justifies retention in our clients' portfolios. On such occasions we expect management to explain what is being done to bring the business back on track. If possible we try to avoid being made insiders as this constrains our ability to deal in the stock. In the small capitalisation end of the market, more aggressive intervention is more common, but still infrequent, as we may hold a significant percentage of a company's equity. In such circumstances we will frequently raise our concerns first with the company's brokers or advisers.

          (iv)  Evaluating and Reporting

                We are convinced that a strong governance culture leads ultimately to a better business and a better stock market rating. As investors we scrutinise companies' governance policies as a part of our investment research and take comfort from good governance. Thus, one measure of success of our monitoring is the extent to which our investment strategy achieves our clients' investment objectives. Where we have pushed for change, either in governance policies or in business strategy, we measure success by the extent that change is forthcoming and whether our clients benefit as a result.

                Reports detailing our engagement activity are available to clients on a quarterly basis.

13.  Sustainability
     13a. Sustainability Statement
     From dateYear2000Day3Month73rd July 2000, trustees of occupational pension schemes in the placecountry-regionUK have been required to disclose their policy on Corporate Social Responsibility ("CSR") in their Statement of Investment Principles.

     JPMF has had experience of tailoring portfolios to meet individual ethical requirements for over fifty years. We believe that we operate to the highest standards and that our ethical screens will meet the requirements of most clients. For pension fund clients, who are not permitted to exclude specific areas of investment from their portfolios, we have developed a number of strategies to positively target companies with superior social, ethical and environmental credentials.

     For institutional clients such as charitable foundations and endowments, where the legal framework for ethical and socially responsible investing is less restrictive, JPMF has substantial experience over a long period of time of managing ethically-constrained portfolios. This service is client-preference led and flexible, and forms part of our charitable sector specialist investment services.

     For clients who have not specified individual social or environmental criteria in their guidelines, these issues are still taken into account by analysts and portfolio managers as part of the overall stock selection process, and certain engagement activity is still undertaken by JPMF on their behalf. This is detailed in the following section.

     13b. Sustainability Policy
     Where JPMF engages with companies on broader sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JPMF will also engage with company management on specific issues at company one-to-one meetings. This engagement activity can then be reported to clients as required.

     Where sustainability issues are the subject of a proxy vote, JPMF will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value. 13b. Sustainability Policy - Continued

     In formulating our Sustainability Policy, we have endeavoured not to discriminate against individual companies or sectors purely on the grounds of the particular business sector in which they are involved. Thus a company in an extractive industry or the defence industry will not be automatically marked down because their sector is perceived as "unfriendly." Similarly, a company in a low-impact industry such as financial services will still be expected to have in place detailed policies and rigorous oversight of its environmental impact. JPMF is committed to improving standards of CSR among all of the companies in which it invests its clients' assets as part of an inclusive positive engagement strategy. We would normally expect companies to publish a statement on CSR within their Annual Report, or to provide a separate CSR report to shareholders.

     The current focus of this engagement process is on placecountry-regionUK companies. However, social and environmental issues are taken into account for overseas companies on a wider basis where appropriate as described previously. It is anticipated that our sustainability program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.



Part II.C: Asia (ex-Japan) Proxy Voting

Part II.C:Asia Ex-Japan Proxy Voting Guidelines

Table of Contents


I    Principles...........................................................36

II   Policy and Procedures.............................................37-38
     1.  Proxy Committee..................................................37
     2.  Voting...........................................................37
     3.  Engagement.......................................................37
     4.  Conflicts of Interest............................................38

III  Voting Guidelines.................................................38-42
     1.  Reports & Accounts...............................................38
     2.  Dividends........................................................38
     3.  Auditors.........................................................38
     4.  Boards...........................................................39
     5.  Directors........................................................39
     6.  Non-Executive Directors..........................................40
     7.  Issue of Capital..............................................40-41
     8.  Mergers/Acquisitions.............................................41
     9.  Voting Rights....................................................41
     10. Share Options/Long-Term Incentive Plans (L-TIPs).................41
     11. Others...........................................................41

IV   Activism.............................................................42

V    Sustainability.......................................................42

Part II.C: placeAsia Ex-Japan Proxy Voting Guidelines

I.       PRINCIPLES

         JF Asset Management ("JFAM") is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients' assets and we expect those companies to demonstrate high standards of governance in the management of their business.

         We have set out below the principles which provide the framework for our corporate governance activity. Although the policies and guidelines set out in this document apply to placeHong Kong and therefore principally concern accounts managed from the placeHong Kong office, our colleagues in placeCityLondon, StateNew York and placeCityTokyo have similar standards, consistent with law and best practice in these different locations.

1. Fiduciary priority. Our clients appoint us to manage their assets in order to maximise the likelihood of meeting or exceeding their investment objectives at acceptable risk levels. Every decision to buy, hold or sell any security will be consistent with that overriding objective.

2. Evaluation. Our clients expect us, as their delegates, to monitor the governance of companies in which we have invested their assets.

3. Engagement. We encourage excellence in the management of companies through the considered application of our corporate governance policies and guidelines. We welcome consultation by companies with their leading shareholders on corporate governance issues.

4. Proxy voting. Company management is accountable to the shareholders, our clients. It is our responsibility to ensure this is recognised through the considered use of our clients' votes.

5. Litigation and Joint Working Parties. JFAM will align itself with other shareholders, for example, by joining class action suits or working parties as local practice dictates, where we are convinced that this is in the best interests of our clients.

6. Disclosure. JFAM's corporate governance guidelines and policies are available to clients and companies alike. We believe that they conform to best practice and we are prepared to discuss them openly with other interested parties.

7. Ongoing commitment. JFAM is committed to reviewing its corporate governance principles, policies and guidelines to ensure that they fully reflect our interpretation of best market practice.




     JF Asset Management
     Hong Kong Proxy Committee

II.      POLICY and PROCEDURES

         JF Asset Management ("JFAM") manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of JFAM to vote in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security.

         1. Proxy Committee

         The Hong Kong Proxy Committee has been established to oversee the proxy voting process in the placeAsia ex-Japan region on an ongoing basis. It is composed of the Proxy Administrator and senior officers from the Investment, Compliance and Risk Management Departments. The main functions of the Proxy Committee are to review the Proxy Voting Guidelines to ensure they are aligned with best practice; and to provide advice and recommendations on general proxy voting matters as well as on specific voting issues as they occur. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. It meets quarterly, or more frequently as circumstances dictate and its minutes are circulated to senior management including the Asia Risk Committee to whom it reports.

         2. Voting

         As these Guidelines represent what we consider to be in the best financial interests of our clients, we would normally expect clients to allow us to use them as a template for voting. However, we recognise that in certain circumstances further analysis may be required.

         In view of our overriding fiduciary duty to act in the best interest of our clients, the Guidelines are an indication only of JFAM's voting policy. The portfolio manager has discretion to override the policy should individual circumstances dictate.

         Our Guidelines are primarily targeted at companies listed on main stock exchanges. It is sometimes difficult for smaller companies to apply the same corporate governance standards and we would look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

         For markets in placeAsia ex-Japan, we will generally abstain from voting at AGMs on the grounds that the matters normally considered at such meetings are of a routine and non-contentious nature. To ensure we fulfil our fiduciary obligation to always act in our clients' best interests, we will review each AGM notice to check whether there are any non-routine matters such as company reorganisations/restructurings, takeover/merger and senior management compensation plans included therein. If any such matters are identified then we will consider each one individually so that our clients' best interests are served. Also, certain markets require that shares are blocked from trading in order to be tendered for voting purposes. In these instances, it may be in our clients' best interests to abstain from voting in order to preserve the ability to trade. For these countries, a decision will be taken on a case-by-case basis by the research analyst in conjunction with the portfolio manager in order to determine how our clients' best interests are served.

         Situations can sometimes arise where more than one JFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JFAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

         3. Engagement

         We regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. We consider that these dialogues have been useful and plan to expand this approach.

         4. Conflicts of Interest

         In order to maintain the integrity and independence of JFAM's proxy-voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals.

         Where a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with the Proxy Committee, evaluates the potential conflict and determines whether an actual conflict exists. In the event that this is the case, they make a recommendation on how to vote the proxy. A record of such decisions is available to clients on request.

         Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager.

III.     VOTING GUIDELINES

         1. REPORTS & ACCOUNTS

         1a. Annual Report

         Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

         The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist.

         Legal disclosure varies from market to market. If, in our opinion, a company's standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

         2. DIVIDENDS

         Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

         3. AUDITORS

         3a. Auditor placeCityIndependence

         Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JFAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent.

         3b. Auditor Remuneration

         Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit fees should never be excessive.

         4. BOARDS

         4a. Chairman & CEO

          JFAM believes that it is best practice for the roles of Chairman and Chief Executive Officer to be separate.

         4b. Board Structure

          JFAM is in favour of unitary boards of the type found in placeHong Kong, as opposed to tiered board structures.


         4c. Board Size

          Boards with more than 20 directors are considered to be excessively large.

         4d. Board placeCityIndependence

         JFAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board's decisions.

         We believe that as a minimum, all boards should have at least three non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

         JFAM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

         4e. Board Committees

         Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

         5. DIRECTORS

         5a. Executive Director's Remuneration

          Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration.

         JFAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees.

         5b. Director's Liability

         In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

         JFAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

         5c. Directors over 70

         JFAM considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer himself or herself for re-election each year.

         6. NON-EXECUTIVE DIRECTORS

         6a. Role of Non-Executive Directors

         As stated earlier in these guidelines, JFAM believes that a strong independent element to a board is important to the effective running of a company.

         In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets' differing attitudes to director independence.

         In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

          Audit and Remuneration Committees should be composed exclusively of independent directors.

         6b. Director placeCityIndependence

         We consider that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

         6c. Multiple Directorships

         In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

         7. ISSUE OF CAPITAL

         7a. Issue of Equity

         In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JFAM believes that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

          JFAM will vote in favour of increases in capital which enhance a company's long-term prospects.

         7b. Issue of Debt

         Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

         JFAM will vote in favour of proposals which will enhance a company's long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

         7c. Share Repurchase Programmes

         Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JFAM will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

         We will vote against such programmes when shareholders' interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

         8. MERGERS / ACQUISITIONS

         Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances, the Proxy Committee. Individual circumstances will always apply. However, as a general rule, JFAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

         9. VOTING RIGHTS

         JFAM believes in the fundamental principle of "one share, one vote". Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder's equity capital commitment to the company.

         10. SHARE OPTIONS / LONG-TERM INCENTIVE PLANS (L-TIPs)

         10a. Share Options

         Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

          We  will  generally  vote  against  the   cancellation  and  re-issue,
          re-pricing, of underwater options.

         10b. Long-Term Incentive Plans (L-TIPs)

         A Long-Term Incentive Plan ("L-TIP") can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

         JFAM normally will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding.

         11. OTHERS

         11a. Charitable Issues

         Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

         11b. Political Issues

         JFAM does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

IV.      ACTIVISM

         Activism Policy

         1. Discharge of Responsibilities

a) Our primary responsibility is to protect our clients' interests and, as active managers, we therefore absolutely reserve the right to dispose of an investment where a company fails to meet our expectations.
b) Our investment managers and analysts have explicit responsibilities for monitoring the companies in the universe of stocks from which clients' portfolios are constructed. Whilst we attach considerable importance to meetings with management (and several hundred take place in placeAsia ex-Japan each year), we also emphasise the benefits of fundamental research into companies in our investment processes. Industry research, balance sheet analysis and company news flow all have a role to varying degrees in our company monitoring.
c) Our approach to dealing with conflicts of interest is described fully in our Corporate Governance Policies and Procedures. We seek to minimise conflicts by controlling information flows between different parts of JPMorgan Chase. Where a material conflict does arise we require investors who make the voting decision to certify that they have acted solely in the clients' best interests.

         2. Monitor Performance

         Monitoring of company performance is a key part of our investment processes. We maintain a record of all private meetings held with companies. We regard these meetings as confidential and will not comment on them outside JFAM.

         3. Evaluating and Reporting

         We are convinced that a strong governance culture leads ultimately to a better business and a better stock market rating. As investors we scrutinise companies' governance policies as a part of our investment research and take comfort from good governance.

V.       Sustainability

         Where JFAM engages with companies on broader social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JFAM will also engage with company management on specific issues at company one-to-one meetings. This engagement activity can then be reported to clients as required.

         Where social or environmental issues are the subject of a proxy vote, JFAM will consider the issue on a case-by-case basis, keeping in mind at all times the best financial interests of our clients.

         It is anticipated that our SRI program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.

Part II.D: Japan Proxy Voting


Part II.D: Japan Proxy Voting Guidelines

1.   Number of Directors
     To ensure a swift management decision-making process, the appropriate number of directors should be 20 or less.

2.   Director's Tenure
     Director's tenure should be equal to/less than 1 year.

3.   Director's Remuneration
     Remuneration of directors should generally be determined by an independent committee.

4.   Audit fees
     Audit fees must be at an appropriate level.

5.   Capital Increase
     Capital increases will be judged on a case-by-case basis depending on its purpose. Vote against capital increases if the purpose is to defend against a takeover.

6.   Borrowing of Funds
     Vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover.

7.   Share Repurchase Programs
     Vote in favor of share repurchase programs if it leads to an increase in the value of the company's shares.

8.   Payout ratio
     As a general rule, vote against any proposal for appropriation of profits which involves a payout ratio of less than 50% (after taking into account other forms of payouts to shareholders such as share repurchase programs) if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.

9.   Mergers/Acquisitions
     Mergers and acquisitions must only be consummated at a price representing fair value.

10.  Stock Options
     Stock option programs should generally be publicly disclosed. Programs which result in increases in remuneration despite declines in corporate earnings (such as through a downward adjustment of the exercise price) is generally not acceptable.

11.  Political Contributions
     Do not approve any use of corporate funds for political activities.

12.  Environmental/Social Issues
     Do not take into account environmental/social issues that do not affect the economic value of the company.





                      JACOBS LEVY EQUITY MANAGEMENT, INC.
                      PROXY VOTING POLICIES AND PROCEDURES




                             AS OF JANUARY 1, 2006



I.POLICY



 Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Jacobs Levy has discretion to vote the proxies of its clients, proxies will be voted in the best interests of its clients and in accordance with these policies and procedures.


II.PROXY VOTING PROCEDURES



 Proxies are obtained by the Portfolio Accounting Department through ADP Proxy Edge, a third party application used for proxy notification and voting.
  Portfolio Accounting, headed by the Manager of Portfolio Accounting, reports to the Jacobs Levy Compliance Officer. Portfolio Accountants will:



  a) download share information from client's custodian through ADP Proxy Edge;

  b) reconcile share information between Jacobs Levy's accounting records and the custodian's records and resolve any variances; and

  c) make the initial determination how Jacobs Levy should vote the proxy as dictated by voting guidelines and will load the vote into ADP Proxy Edge.
     Portfolio Accounting will send a package with all supporting documentation to the Manager of Portfolio Accounting. The Manager of Portfolio Accounting is responsible for reviewing and approving the proposed proxy vote (and consulting with the Compliance Officer and/or the Principals, if necessary).
     Once approved, Portfolio Accounting submits the votes electronically through ADP Proxy Edge.

 Where Jacobs Levy retains a third party to assist in coordinating and voting proxies with respect to client securities, the Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.


III.VOTING GUIDELINES

 Jacobs Levy will vote proxies in the best interests of its clients. Clients can provide specific voting guidelines, which would be implemented for their account. Jacobs Levy believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.


 Jacobs Levy utilizes the services of Institutional Shareholder Services (ISS), a third party provider of proxy analyses and voting recommendations. ISS assigns a proxy issue code to all proxy voting proposals and also issues a voting recommendation. A cumulative listing of ISS proxy issue codes is maintained by Portfolio Accounting. Jacobs Levy will vote proxies in accordance with ISS' recommendations, except as provided in (a) - (d) below:



  a) There are specific proxy issues that Jacobs Levy has identified with respect to which it will vote with management and others with respect to which it will vote against management because Jacobs Levy believes the intent is to entrench management or dilute the value or safety of shares to shareholders. A comprehensive listing of these issues is included as Exhibit A.

  b) It is Jacobs Levy's belief that it is not its place to make moral or social decisions for companies and therefore Jacobs Levy intends to vote with management's recommendations on such issues, as management is in a better position to judge the effects of such decisions on the company.

  c) In certain circumstances, a proxy may include "hidden" additional issues for which Jacobs Levy's position, as noted above, may differ from the overall ISS recommendation. In these instances, Jacobs Levy will not vote with the ISS recommendation.

  d) Any issue with a new ISS proxy issue code will be forwarded to one of the Principals or the Compliance Officer for review and determination of how the proxy should be voted.

IV.CONFLICTS OF INTEREST

  a) The Compliance Officer will identify any conflicts that exist between the interests of Jacobs Levy and its clients. This examination will include a review of the relationship of Jacobs Levy with the issuer of each security to determine if the issuer is a client of Jacobs Levy or has some other relationship with Jacobs Levy or a client of Jacobs Levy.

  b) If a material conflict exists, Jacobs Levy will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the clients or whether some alternative action is appropriate, including, without limitation, following the ISS recommendation.

V.DISCLOSURE

  a) Jacobs Levy will disclose in its Form ADV Part II that clients may contact the Compliance Officer, Peter A. Rudolph, via email or telephone at pete.rudolph@jlem.com or (973) 410-9222 in order to obtain information on how Jacobs Levy voted such client's proxies and/or to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon; and (3) how Jacobs Levy voted the client's proxy.

  b) A concise summary of these Proxy Voting Policies and Procedures will be included in Jacobs Levy's Form ADV Part II, and will be updated whenever these policies and procedures are updated. Jacobs Levy's Form ADV Part II will be offered to existing clients annually.

VI. RECORDKEEPING

 The Manager of Portfolio Accounting and Compliance Officer will maintain files relating to Jacobs Levy's proxy voting procedures. Records will be maintained and preserved for at least five years from the end of the fiscal year during which the last entry was made on a record, with records for at least the most recent two years kept in the offices of Jacobs Levy. Records of the following will be included in the files:

  a) Copies of these proxy voting policies and procedures, and any amendments thereto.



  b) A hard and electronic copy of each proxy statement that Jacobs Levy receives. In addition, Jacobs Levy may obtain a copy of proxy statements from ADP.

  c) A hard copy and electronic record of each vote that Jacobs Levy casts. In addition, voting records may be obtained from ADP.

  d) A copy of any document Jacobs Levy created that was material to making a decision on how to vote proxies, or that memorializes that decision.

  e) A copy of each written client request for information on how Jacobs Levy voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how Jacobs Levy voted its proxies.
                                   EXHIBIT A
                     VOTING POLICY ON SPECIFIC PROXY ISSUES

                      MANAGEMENT PROPOSALS - ROUTINE/BUSINESS
       ISSUE
        CODE                        DESCRIPTION                         VOTE
       -----                        -----------
      M0101     Ratify Auditors                                      For
      M0106     Amend Articles/Charter-General Matters               For
      M0111     Change Company Name                                  For
      M0117     Designate Inspector or Shareholder Rep. of Minutes
                of Meetings                                          For
      M0119     Reimburse Proxy Contest Expense                      Against
      M0124     Approve Stock Dividend Program                       For
      M0125     Other Business                                       Against
      M0129     Approve Minutes of Meeting                           For
      M0136     Approve Auditors and Authorize Board to Fix
                Remuneration of Auditors                             For
      M1050     Receive Financial Statements and Statutory Reports   For


                     MANAGEMENT PROPOSALS - DIRECTOR RELATED
       ISSUE
        CODE                       DESCRIPTION                        VOTE
       -----                       -----------                        ----
      M0201     Elect Directors                                    For
      M0205     Allow Board to Set its Own Size                    Against
      M0206     Classify the Board of Directors                    Against
      M0207     Eliminate Cumulative Voting                        For
      M0215     Declassify the Board of Directors                  For
      M0218     Elect Directors to Represent Class X Shareholders  For
      M0226     Classify Board and Elect Directors                 Against

                      MANAGEMENT PROPOSALS - CAPITALIZATION
       ISSUE
        CODE                       DESCRIPTION                         VOTE
       -----                       -----------                         ----
      M0304     Increase Authorized Common Stock                    For
      M0308     Approve Reverse Stock Split                         For
      M0309     Approve Increase in Common Stock and a Stock Split  For
      M0314     Eliminate Preemptive Rights                         For
      M0316     Amend Votes Per Share of Existing Stock             Against
      M0320     Eliminate Class of Preferred Stock                  For
      M0322     Cancel Company Treasury Shares                      For
      M0325     Reduce Authorized Common Stock                      For
      M0374     Approve Reduction in Share Capital                  For










                              LOS ANGELES CAPITAL
                                   MANAGEMENT
                            PROXY VOTING PROCEDURES
                                 I.INTRODUCTION

Los Angeles Capital Management (LACM) has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).


II.STATEMENT OF POLICIES AND PROCEDURES

  A.CLIENT'S BEST INTEREST


    LACM's proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. We are able to accomplish this by employing Glass, Lewis & Co. to act as an independent voting agent on our behalf thereby minimizing any conflicts that could arise. Glass, Lewis & Co. provides objective proxy analysis voting recommendations and manages the operational end of the process, ensuring compliance with all applicable laws and regulations.

  B.CASE-BY-CASE BASIS


    Although we have established guidelines which were developed in conjunction with Glass, Lewis & Co., and we have a pre-determined voting policy, we retain the right to ultimately cast each vote on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement and all other relevant facts and circumstances at the time of the vote.


  C.CONFLICTS OF INTEREST


    Any material conflicts that arise are resolved in the best interest of clients. We believe by employing Glass, Lewis & Co. to monitor and vote all proxies on our behalf, we are able to minimize the extent to which there may be a material conflict between LACM's interests and those of our clients.
     Most votes are based on a pre-determined policy while case by case votes are made by utilizing recommendations of Glass, Lewis & Co.


  D.LIMITATIONS

    1. Limited Value. LACM reserves the right to abstain from voting a client
       --------------
      proxy if it concludes that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant.

    2. Special Considerations.  Certain accounts may warrant specialized
       -----------------------
      treatment in voting proxies. Contractual stipulations and individual client direction will dictate how voting will be done in these cases.

      a. Mutual Funds
       (1) Proxies will be voted in accordance with the requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940.4
       (2) Proxies of portfolio companies voted will be subject to any applicable investment restrictions of the fund.
       (3) Proxies of portfolio companies will be voted in accordance with any resolutions or other instructions approved by authorized persons of the fund.
      b.  ERISA Accounts
       (1) Responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions.
       (2) From time to time, LACM may engage in active monitoring and communications with the issuer with respect to ERISA accounts, particularly while maintaining a long-term or relatively illiquid investment in the issuer. This may be achieved through a variety of means, including exercising the legal rights of a shareholder.

  E. CLIENT DIRECTION


    LACM recognizes that a client may issue directives regarding how particular proxy issues are to be voted for the client's portfolio holdings. LACM will require that the contract provides for such direction including instructions as to how those votes will be managed in keeping with the client's wishes particularly when it is different from the adviser's policies and procedures.


  F. BASIS FOR FORMULATION


    LACM has developed procedures and proxy voting guidelines that outline the general principals and philosophy behind our proxy voting program.
     Specifically, LACM has contracted to have Glass, Lewis & Co. manage the proxy voting for all of the firm's accounts. In addition, LACM has created and adopted a procedures statement and a guideline statement which it has instructed Glass, Lewis & Co. to implement.


    LACM may also incorporate information gathered from other sources beyond Glass, Lewis & Co. These include:

    1. Source of Information. The adviser may conduct research internally and/or
       ----------------------
      use the resources of an independent research consultant.

    2. Information. The adviser's policies and procedures may be based on the
       ------------
      following information: legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g. Fortune 500 companies.


  G.SHAREHOLDER ACTIVISM


    The firm does not actively engage in shareholder activism, such as dialogue with management with respect to pending proxy voting issues.


  H. AVAILABILITY OF POLICIES AND PROCEDURES


    LACM will provide all clients with a copy of the policies and procedures upon request, however, please note they may be updated periodically.


  I.DISCLOSURE OF VOTE


    Clients may request at any time a copy of our voting records for their account by simply making a formal request to LACM.

    1. Clients LACM will make this information available to an advisory client
       -------
      upon its request within a reasonable time period and in a manner appropriate to the nature of the advisory business. For further information, please contact Carin Madden of LACM at 310-479-9878.

    2. Third Parties LACM has a general policy of not disclosing to third
       -------------
      parties how it (or its voting delegate) voted a client's proxy.


III.RESPONSIBILITY AND OVERSIGHT

  A.Designated Individual or Committee LACM has a designated compliance officer who has the responsibility for administering and overseeing the proxy voting process. In addition there is a Proxy Committee who formally approves and reviews all proxy guidelines, procedures and voting records.


  B.Duties of the Compliance Officer and the Proxy Committee.


    1.Develop, authorize, implement and update the policies and procedures;


    2.Oversee the proxy voting process;


    3.Monitor legislative and corporate governance developments and coordinate any corporate or other communication related to proxy issues;


    4.Engage and oversee the third-party vendor, Glass, Lewis & Co., to review, monitor, and/or vote proxies;


    5.The committee will meet as necessary to fulfill its responsibilities.


IV. PROCEDURES

  A.Client Direction LACM's responsibility for voting proxies are determined generally by the obligations set forth under each advisory contract.

    1.ERISA Accounts Voting ERISA client proxies is a fiduciary act of plan
      --------------
    asset management that must be performed by the adviser, unless the voting right is retained by a named fiduciary of the plan. (DOL Bulletin 94-2)


    2. Change in Client Direction. LACM, while accepting direction from clients
       ---------------------------
    on specific proxy issues for their own account, reserves the right to maintain its standard position on all other client accounts.


  B.PROCESS OF VOTING PROXIES


    1.Obtain Proxy Registered owners of record, e.g. the trustee or custodian
       -----------
    bank, that receive proxy materials from the issuer or its information agent, or an ERISA plan are instructed to sign the proxy in blank and forward it directly Glass, Lewis & Co., the voting delegate.

    a. Securities Lending. LACM may recall securities that are part of a
       -------------------
      securities lending program for materially important votes.


    2.Match  Each proxy received is matched to the securities to be voted and a
      -----
    reminder is sent to any custodian or trustee that has not forwarded the proxies within a reasonable time.


    3.Categorize  Each proxy is reviewed and categorized according to issues and
      ----------
    the proposing parties.


    4.Conflicts of Interest  Each proxy is reviewed by the proxy administrator
      ---------------------
    or committee member to assess the extent to which there may be a material conflict between the adviser's interests and those of the client. Upon notifying the client of the conflict and unless the client issues a specific directive to LACM on how to vote, LACM will vote in accordance with a pre-determined policy based on the recommendations of Glass, Lewis & Co. If the client issues a directive that clearly creates a conflict of interest for LACM, the client will be given two options. One option will be to vote its own proxy on that issue and the other will be to turn the decision over to another independent third party to vote.


     5.Vote  Glass, Lewis & Co. then votes the proxy in accordance with the
       ----
    firm's policies and procedures and returns the voted proxy to the issuer or its information agent.


    6.Review Glass, Lewis & Co. has the responsibility to ensure that materials
      ------
    are received by LACM in a timely manner. In addition they monitor and reconcile on a regular basis the proxies received against holding on the record date of client accounts over which we have voting authority. This ensures that all shares held on the record date, and for which a voting obligation exists. are voted.


  C.Voting Delegate. LACM has engaged Glass, Lewis & Co. as a service provider to assist with administrative functions. Glass, Lewis & Co. is charged with the following duties.


    I . Documentation.  Glass, Lewis & Co. will document any decision to
        --------------
    delegate its voting authority to a voting delegate.


    2.Final Authority. Despite the relationship with Glass, Lewis & Co., LACM
      ----------------
    retains final authority and fiduciary responsibility for proxy voting.


    3.Consistency.  LACM has verified that Glass, Lewis & Co.'s procedures are
      ------------
    consistent with LACM's policies and procedures.


    4. Reports. Glass, Lewis & Co. uses an online system where LACM has access
       --------
    to all proxy ballots and votes therefore we are able to generate any report as needed at any time.


  D.RECORDKEEPING

    1.Section 204  Glass, Lewis & Co. maintains all records of proxies voted
      -----------
    pursuant to Section 204-2 of the Advisers Act.


    2.Contents
      --------

    a. As required by Rule 204-2(c): (1) a copy of its policies and procedures;
      (2) proxy statements received regarding client securities (maintained at Glass, Lewis & Co. who will provide a copy promptly upon request); (3) a record of each vote cast (maintained at Glass, Lewis & Co. who will provide a copy promptly upon request); (4) a copy of any document created by LACM that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and
      (5) each written client request for proxy voting records and LACM's written response to any (written or oral) client request for such records.

    b. For ERISA accounts, LACM is required to maintain accurate proxy voting records (both procedures and actions taken in individual situations) to enable the named fiduciary to determine whether LACM is fulfilling its obligations. (DOL Bulletin 942) Retention may include:

      (1) issuer name and meeting;

      (2) issues voted on and record of the vote;

      (3) number of shares eligible to be voted on the record date; and

      (4) numbers of shares voted.


    3.Duration  Proxy voting books and records will be maintained at Glass,
     ---------
    Lewis & Co., who will provide copies of those records promptly upon request, for a period of five years.




                         MAZAMA CAPITAL MANAGEMENT, INC
PROXY VOTING

POLICY


Mazama Capital Management, Inc. ("Mazama"), as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.


BACKGROUND


Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

GUIDING PRINCIPLES


Proxy voting procedures must adhere to the following broad principles:


1.Voting rights have economic value and must be treated accordingly. This means the fiduciary (Mazama) has a duty to vote proxies in those cases where fiduciary responsibility has been delegated to Mazama.


2.Fiduciaries must maintain documented voting policies or guidelines to govern proxy voting decisions.


3.Fiduciaries should keep records of proxy voting.


PROXY ADMINISTRATION


The Compliance Department has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures. The Director of Research is responsible for determining our firm's positions on all major corporate issues, creates guidelines and oversees the voting process.


Mazama takes an active role in voting proxies on behalf of all accounts for which the firm has been hired as investment manager, unless proxy voting responsibility has been retained by the client. Generally, routine proxies will be voted with management as indicated on the proxy.


Mazama has retained Institutional Shareholder Services ("ISS"), an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. ISS provides administrative assistance to the proxy voting process by electronically executing the votes while allowing Mazama to retain voting authority.


VOTING POLICIES

All proxy materials received on behalf of clients are forwarded to Institutional Shareholder Services (ISS).

1.Absent material conflicts, the Director of Research will determine how Mazama should vote the proxy in accordance with applicable voting guidelines.


2.Proxy ballots for securities no longer held in client accounts will not be voted.





Mazama generally votes in favor of routine issues. Such issues may include but are not limited to:


1.Elect directors


2.Appoint auditors


3.Eliminate preemptive rights


4.Increase authorized shares issued


With regard to non-routine issues, Mazama considers many things including, but not limited to:

1.Management's recommendation;

2.The recommendation of ISS; and


3.Mazama's assessment as to what is best for shareholders


With regard to issues which are often included in proxies, Mazama believes as follows:


EXECUTIVE COMPENSATION
----------------------


Mazama's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by case basis, Mazama generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We generally oppose plans that give a company the ability to re-price options.


ANTI-TAKEOVER AND CORPORATE GOVERNANCE ISSUES
---------------------------------------------


Mazama generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Mazama strongly favors having only independent board members in all sub-committees (compensation, nominating, audit, etc.) and may vote against certain board members if they are affiliated with the company and also members of the sub-committees. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights.


SOCIAL AND CORPORATE RESPONSIBILITY ISSUES
------------------------------------------


Mazama generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations and have not been adequately addressed by management.


PROCEDURE


Mazama has adopted procedures to implement the firm's policy and reviews to monitor and ensure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:


VOTING PROCEDURES


1.All employees will forward any proxy materials received on behalf of clients to the Director of Research;


2.The Director of Research will determine which client accounts hold the security to which the proxy relates;


3.Absent material conflicts, the Director of Research will determine how Mazama should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.


DISCLOSURE


1.Mazama will provide conspicuously displayed information in its ADV Part II summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Mazama voted a client's proxies, and that clients may request a copy of these policies and procedures.


2.The Compliance Officer ("CO") will also send a copy of this summary to all existing clients who have previously received Mazama's ADV Part II; or the CO may send each client the amended ADV Part II. Either mailing shall highlight the inclusion of information regarding proxy voting.


CLIENT REQUESTS FOR INFORMATIOn


1.All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the CO.

2.In response to any request the Compliance will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Mazama voted the client's proxy with respect to each proposal about which client inquired.


CONFLICTS OF INTEREST


1.Mazama will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Mazama with the issuer of each security to determine if Mazama or any of its employees has any financial, business or personal relationship with the issuer.


2.If a material conflict of interest exists, Director of Research will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.


3.Mazama will maintain a record of the voting resolution of any conflict of interest.


RECORDKEEPING


The CO shall retain the following proxy records in accordance with the SEC's five-year retention requirement.


These policies and procedures and any amendments;


1.A record of each vote that Mazama casts;


2.Any document Mazama created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the General Manager;


3.A copy of each written request from a client for information on how Mazama voted such client's proxies, and a copy of any written response.







                          MELLON FINANCIAL CORPORATION
                              PROXY VOTING POLICY
                              (APPROVED 08/20/04)

1. SCOPE OF POLICY - This Proxy Voting Policy has been adopted by the investment advisory subsidiaries of Mellon Financial Corporation ("Mellon"), the investment companies advised by such subsidiaries (the "Funds"), and the banking subsidiaries of Mellon (Mellon's investment advisory and banking subsidiaries are hereinafter referred to individually as a "Subsidiary" and collectively as the "Subsidiaries").


2. FIDUCIARY DUTY - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.


3. LONG-TERM PERSPECTIVE - We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4. LIMITED ROLE OF SHAREHOLDERS - We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.


5. ANTI-TAKEOVER PROPOSALS - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.


6. "SOCIAL" ISSUES - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.


  With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client's portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.


7. PROXY VOTING PROCESS - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Mellon Proxy Policy Committee (the "Committee"), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.


8. MATERIAL CONFLICTS OF INTEREST - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.


9. SECURITIES LENDING - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.


10. RECORDKEEPING - We will keep, or cause our agents to keep, the records for each voting proposal required by law.


11. DISCLOSURE - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the vote is recorded.


                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and
------------
procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").


Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.


Proxy Research Services - Institutional Shareholder Services ("ISS") and Glass
-----------------------
Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.





Voting Proxies for Certain Non-U.S. Companies - While the proxy voting process
---------------------------------------------
is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-U.S. proxies.

II.GENERAL PROXY VOTING GUIDELINES
----------------------------------

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. A MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.





III.GUIDELINES
--------------

    A. CORPORATE GOVERNANCE MATTERS. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.


      i. General.
         --------

     1.Generally, routine management proposals will be supported. The following are examples of routine management proposals:

       . . Approval of financial statements, director and auditor reports.
       . . General updating/corrective amendments to the charter.
       . . Proposals related to the conduct of the annual meeting, except those proposals that relate to the "transaction of such other business which may come before the meeting."

    2. Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.


    3. Proposals requiring confidential voting and independent tabulation of voting results will be supported.


    4. Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.


    5. Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.


    6. Proposals to require the company to expense stock options will be supported.


    7. Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.


    8. Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.


    9. Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.





    ii. Election of Directors.  In situations where no conflict exists and where
        ----------------------
      no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

     1.The following proposals generally will be supported:
       . . Proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors.
       . . Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

    2. Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:


    (a)If a company's board is not comprised of a majority of disinsterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;


    (b) If a nominee who is interested is standing for election as a member of the company's compensation, nominating or audit committees;


    (c) A direct conflict exists between the interests of the nominee and the public shareholders;


    (d) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;


    (e) A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or


    (f) A nominee serves on the board of directors for more than six companies (excluding investment companies).





    iii. Auditors
         --------


    1. Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the audit fees are excessive. Generally, to determine if audit fees are excessive, a 50% test will be applied for audit fees in excess of $1 million: if audit fees are $1 million or more, non-audit fees should less than 50% of the total fees paid to the auditor. If audit fees are less than $1 million, the fees will be reviewed case by case by the Proxy Review Committee.


    2. Proposals requiring auditors to attend the annual meeting of shareholders will be supported.


    3. Proposals to indemnify auditors will not be supported.





    iv. Anti-Takeover Matters
        ---------------------


    1. Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.


    2. Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.


    3. Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.





    B. CAPITALIZATION CHANGES. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.


    1. The following proposals generally will be supported:. Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

      . Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

      . Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.
      . Proposals for share repurchase plans.
      . Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.
      . Proposals to effect stock splits.
      . Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter.
         Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.




    2. The following proposals generally will not be supported (notwithstanding management support).

      . Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.
      . Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.
      . Proposals to create  "blank check" preferred stock.
      . Proposals relating to changes in capitalization by 100% or more.




    C. COMPENSATION. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.


    1. The following proposals generally will be supported:

      . Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.
      . Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.
      . Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.
      . Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

    2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.


    3. Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.





    4. Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.





    D. OTHER RECURRING ITEMS. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.


    1. Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.


    2. Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.





    E. ITEMS TO BE REVIEWED BY THE PROXY REVIEW COMMITTEE

    The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.


    i. Corporate Transactions
       ----------------------

      . Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers' research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge.
         Proposals for mergers or other significant transactions that are friendly, approved by the Research Providers, and where there is no portfolio manager objection, generally will be supported.

    ii. Compensation
        ------------

      . Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.
         With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.
      . Proposals relating to Executive/Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the the quantitative criteria used by a Research Provider when considering such Research Provider's recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider's threshold.
      . Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

    iii. Other
         -----

      . Proposals for higher dividend payouts.
      . Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.
      . Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund's Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund's Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.
      . Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.
      . Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

IV. ADMINISTRATION OF POLICY




    A. PROXY REVIEW COMMITTEE


    1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.


     (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's Policy and determining how MSIM will vote proxies on an ongoing basis.


    (b) The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.


    (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).


    (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific
      direction has not been provided in this Policy.   Split votes generally
      will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.


    (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.


    (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.


    (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.





    B. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST





    1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.


    2. A material conflict of interest could exist in the following situations, among others:


    (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;


    (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or


    (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

    C. PROXY VOTING REPORTS


    (a) MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.


    (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.










                             NEUBERGER BERMAN, LLC
                        NEUBERGER BERMAN MANAGEMENT INC.
                      PROXY VOTING POLICIES AND PROCEDURES

                        NON-SOCIALLY RESPONSIVE CLIENTS

I. INTRODUCTION AND GENERAL PRINCIPLES

 A) Neuberger Berman, LLC and Neuberger Berman Management Inc. (collectively, "NB") have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients, including both ERISA and non-ERISA clients.


 B) NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

 C) NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.

 D) In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

 E) In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB's policies and procedures.

 F) There may be circumstances under which NB may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the client and, in the case of an ERISA client, the plan's participants and beneficiaries. NB's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.

II. RESPONSIBILITY AND OVERSIGHT

 A) NB has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process, including:


 1) developing, authorizing, implementing and updating NB's policies and procedures;


 2) overseeing the proxy voting process; and

 3) engaging and overseeing any third-party vendors as voting delegate to review, monitor and/or vote proxies.

 B) Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

 C) The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, a senior portfolio manager and senior members of the Legal and Compliance and Portfolio Administration Departments.

 D) In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the Proxy Committee shall appoint an independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

III.  PROXY VOTING GUIDELINES

 A) NB has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. A summary of the current applicable ISS proxy voting guidelines is attached to these NB Voting Policies and Procedures as Exhibit A.


 B) Except as set forth below, in the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations. In the event that ISS refrains from making a recommendation, the Proxy Committee will follow the procedures set forth in Section V, Paragraph D.

 C) There may be circumstances under which the Chief Investment Officer, a portfolio manager or other NB investment professional ("NB Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with ISS recommendations. In such event, the procedures set forth in Section V, Paragraph C will be followed.

IV.  PROXY VOTING PROCEDURES

 A) NB will vote client proxies in accordance with a client's specific request even if it is in a manner inconsistent with NB's policies and procedures. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.


 B) At the recommendation of the Proxy Committee, NB has engaged ISS as its voting delegate to:

 1) research and make voting determinations in accordance with the proxy voting guidelines described in Section III;


 2) vote and submit proxies in a timely manner;

 3) handle other administrative functions of proxy voting;

 4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

 5) maintain records of votes cast; and

 6) provide recommendations with respect to proxy voting matters in general.

 C) Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

 D) Notwithstanding the foregoing, NB retains final authority and fiduciary responsibility for proxy voting.

V.  CONFLICTS OF INTEREST

 A) NB has obtained a copy of ISS Policies, Procedures and Practices regarding potential conflicts of interest that could arise in ISS proxy voting services to NB as a result of business conducted by ISS. NB believes that potential conflicts of interest by ISS are minimized by these Policies, Procedures and Practices, a copy of which is attached hereto as Exhibit B.


 B) ISS will vote proxies in accordance with the proxy voting guidelines described in Section III or as ISS recommends. NB believes that this process is reasonably designed to address material conflicts of interest that may arise between NB and a client as to how proxies are voted.

 C) In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with ISS recommendations, such NB Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted by the Proxy Committee from time to time. Such questionnaire will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner.

  The Proxy Committee will review the questionnaire completed by the NB Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other matters in a form adopted by the Proxy Committee from time to time.


  In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client or clients, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct ISS to vote in such manner with respect to such client or clients.


  In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines described in Section III or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.


 D) In the event that the proxy voting guidelines described in Section III do not address how a proxy should be voted and ISS refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time.

  In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client, an authorized member of the Proxy Committee will instruct ISS to vote in such manner with respect to such client or clients.


  In the event that the Proxy Committee determines that such vote presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or
  (iii) engage another independent third party to determine how proxies should be voted.


 E) Material conflicts cannot be resolved by simply abstaining from voting.

VI.  RECORDKEEPING

NB will maintain records relating to the implementation of these proxy voting policies and procedures, including:


 1) a copy of these policies and procedures, which shall be made available to clients upon request;


 2) proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or ISS);

 3) a record of each vote cast (which ISS maintains on NB's behalf);

 4) a copy of each questionnaire completed by any NB Investment Professional under Section V above;

 5) any other document created by NB that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

 6) each written client request for proxy voting records and NB's written response to any client request (written or oral) for such records.

Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.


VII.  DISCLOSURE

Except as otherwise required by law or with the consent of the client, NB has a general policy of not disclosing to any issuer or third party how NB or its voting delegate voted a client's proxy.




Modified November 10, 2004

                            POST ADVISORY GROUP, LLC

                       PROXY AND CORPORATE ACTION VOTING
                            POLICIES AND PROCEDURES

                                     POLICY

Post Advisory Group, LLC ("Post") acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end investment companies ("mutual funds"). While Post primarily manages fixed income securities, it does often hold a limited amount of voting securities (or securities for which shareholder action is solicited) in a client account. Thus, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right to vote its own proxies or to take shareholder action in other corporate actions, Post will vote all proxies or act on all other actions received in sufficient time prior to their deadlines as part of its full discretionary authority over the assets. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.


When voting proxies or acting on corporate actions for clients, Post's utmost concern is that all decisions be made solely in the best interest of the shareholder (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). Post will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of the account.


PURPOSE


The purpose of these Proxy Voting and Corporate Action Policies and Procedures is to memorialize the procedures and policies adopted by Post to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act").


PROCEDURES


Post's Operations Department is ultimately responsible for ensuring that all proxies received by Post are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines.


Where a proxy proposal raises a material conflict of interest between Post's interests and the client's, Post will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. When a client does not respond to such a conflict disclosure request or denies the request, Post will abstain from voting the securities held by that client's account.


The Operations Department is also responsible for ensuring that all corporate actions received by Post are addressed in a timely manner and consistent action is taken across all portfolios.


RECORD KEEPING


In accordance with Rule 204-2 under the Advisers Act, Post will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided, however, that Post may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.


Post will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and the manner in which clients may obtain information on how Post voted their securities. Clients may obtain information on how their securities were voted or a copy of our Policies and Procedures by written request addressed to Post.
 Post will coordinate with the relevant mutual fund service providers to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.


GUIDELINES


Each proxy issue will be considered individually. The following guidelines are a partial list to be used in evaluating voting proposals contained in the proxy statements, but will not be used as rigid rules.


VOTE AGAINST

  a) Issues regarding Board entrenchment and anti-takeover measures such as the following:

    (i)Proposals to stagger board members' terms;


    (ii)Proposals to limit the ability of shareholders to call special meetings;


    (iii)Proposals to require super majority votes;


    (iv)Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;


    (v)Proposals regarding "fair price" provisions;


    (vi)Proposals regarding "poison pill" provisions; and


    (vii)Permitting "green mail."

  b) Providing cumulative voting rights.

VOTE FOR

  a) Election of directors recommended by management, except if there is a proxy fight.
  b) Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.
  c) Date and place of annual meeting.
  d) Rotation of annual meeting place.
  e) Limitation on charitable contributions or fees paid to lawyers.
  f) Ratification of directors' actions on routine matters since previous annual meeting.
  g) Confidential voting.
  h) Limiting directors' liability.

CASE-BY-CASE


Proposals to:


  (1 Pay directors solely in stock.


  (2) Eliminate director mandatory retirement policy.


  (3) Mandatory retirement age for directors.


  (4) Rotate annual meeting location/date.


  (5) Option and stock grants to management and directors.


  (6) Allowing indemnification of directors and/or officers after reviewing the applicable state laws and extent of protection requested.




                   PRINCIPAL GLOBAL INVESTORS, LLC   ("PGI")*
                             POLICY ON PROXY VOTING
                        FOR INVESTMENT ADVISORY CLIENTS

PGI has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the "Policy"). These policies and procedures are designed to ensure that where PGI has the authority to vote proxies, PGI complies with its legal, fiduciary, and contractual obligations.


GUIDING PRINCIPLES
Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and
(ii) are not influenced by conflicts of interest. These principles reflect PGI's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

PUBLIC EQUITY INVESTMENTS
To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services ("ISS") Standard Proxy Voting Guidelines (the "Guidelines"), except in circumstances as described below. The Guidelines embody the positions and factors PGI generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation,reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. As explained more fully below, however, each PGI equity portfolio management team ("Portfolio Management Team") may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the lead Portfolio Manager for the requesting Portfolio Management Team; (iii) notification to the Compliance Department and other appropriate PGI personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.


The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the Senior management of PGI periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.


Implementation by Portfolio Management Teams


GENERAL OVERVIEW
Our Portfolio Management Teams have decided to generally follow the Guidelines and ISS Recommendations, based on such Portfolio Management Teams' investment philosophy and approach to portfolio construction, as well as the evaluation of ISS's services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of PGI senior management) and any specific shareholder vote (subject to the approval process described in this policy).

Use of Third-Party Service Providers
We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by PGI to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.

PGI's decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. PGI management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.


PGI may hire other service providers to replace or supplement ISS with respect to any of the services PGI currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.


Conflicts of Interest
Pursuant to this Policy, PGI has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by PGI in accordance with the Guidelines and ISS Recommendations will not be viewed as being the product of any conflicts of interest because PGI casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where a Portfolio Management Team decides to vote against an ISS Recommendation. In any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, may include consultation with the client whose account may be affected by the conflict as well as an inquiry by PGI management into potential conflicts of interest., PGI senior management will not approve decisions that are based on the influence of such conflicts.


FIXED INCOME AND PRIVATE INVESTMENTS
Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

EXTERNAL MANAGERS
Where PGI places client assets with managers outside of PGI, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers' own policies. PGI may, however, retain such responsibilities where it deems appropriate.

CLIENT DIRECTION
Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. PGI can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with PGI the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.



                                 APPENDIX XV-A

                    PROXY VOTING POLICIES AND PROCEDURES FOR
                            PRINCIPAL INVESTORS FUND
                       PRINCIPAL VARIABLE CONTRACTS FUND
                             PRINCIPAL RETAIL FUNDS
                              (DECEMBER 15, 2003)




It is each fund's policy to delegate authority to its advisor or sub-advisor, as appropriate, to vote proxy ballots relating to the fund's portfolio securities in accordance with the advisor's or sub-advisor's voting policies and procedures.


The advisor or sub-advisor must provide, on a quarterly basis:

 1) Written affirmation that all proxies voted during the preceding calendar quarter, other than those specifically identified by the advisor or sub-advisor, were voted in a manner consistent with the advisor's or sub-advisor's voting policies and procedures. In order to monitor the potential effect of conflicts of interest of an advisor or sub-advisor, the advisor or sub-advisor will identify any proxies the advisor or sub-advisor voted in a manner inconsistent with its policies and procedures. The advisor or sub-advisor shall list each such vote, explain why the advisor or sub-advisor voted in a manner contrary to its policies and procedures, state whether the advisor or sub-advisor's vote was consistent with the recommendation to the advisor or sub-advisor of a third party and, if so, identify the third party; and


 2) Written notification of any changes to the advisor's or sub-advisor's proxy voting policies and procedures made during the preceding calendar quarter.

The advisor or sub-advisor must provide, no later than July 31 of each year, the following information regarding each proxy vote cast during the 12-month period ended June 30 for each fund portfolio or portion of fund portfolio for which it serves as investment advisor, in a format acceptable to fund management:


 1) Identification of the issuer of the security;


 2) Exchange ticker symbol of the security;

 3) CUSIP number of the security;

 4) The date of the shareholder meeting;

 5) A brief description of the subject of the vote;

 6) Whether the proposal was put forward by the issuer or a shareholder;

 7) Whether and how the vote was cast;

 8) Whether the vote was cast for or against management of the issuer.






                      PRINCIPAL REAL ESTATE INVESTORS, LLC
                             POLICY ON PROXY VOTING
                        FOR INVESTMENT ADVISORY CLIENTS




PREI has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the "Policy"). These policies and procedures are designed to ensure that where PREI has the authority to vote proxies, PREI complies with its legal, fiduciary, and contractual obligations.


GUIDING PRINCIPLES
Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and
(ii) are not influenced by conflicts of interest. These principles reflect PREI's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

PUBLIC EQUITY INVESTMENTS
To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services ("ISS") Standard Proxy Voting Guidelines (the "Guidelines"), except in circumstances as described below. The Guidelines embody the positions and factors PREI generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. As explained more fully below, however, each PREI equity portfolio management team ("Portfolio Management Team") may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the lead Portfolio Manager for the requesting Portfolio Management Team; (iii) notification to the Compliance Department and other appropriate PREI personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.


The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.


Senior management of PREI periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.


Implementation by Portfolio Management Teams


General Overview
Our Portfolio Management Teams have decided to generally follow the Guidelines and ISS Recommendations, based on such Portfolio Management Teams' investment philosophy and approach to portfolio construction, as well as the evaluation of ISS's services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of PREI senior management) and any specific shareholder vote (subject to the approval process described in this policy).

Use of Third-Party Service Providers
We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by PREI to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.

PREI's decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. PREI management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.


PREI may hire other service providers to replace or supplement ISS with respect to any of the services PREI currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.

Conflicts of Interest
Pursuant to this Policy, PREI has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by PREI in accordance with the Guidelines and ISS Recommendations will not be viewed as being the product of any conflicts of interest because PREI casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where a Portfolio Management Team decides to vote against an ISS Recommendation. In any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, may include consultation with the client whose account may be affected by the conflict as well as an inquiry by PREI management into potential conflicts of interest., PREI senior management will not approve decisions that are based on the influence of such conflicts.


FIXED INCOME AND PRIVATE INVESTMENTS
Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

EXTERNAL MANAGERS
Where PREI places client assets with managers outside of PREI, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers' own policies. PREI may, however, retain such responsibilities where it deems appropriate.

CLIENT DIRECTION
Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. PREI can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with PREI the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.






                        SPECTRUM ASSET MANAGEMENT, INC.
                             POLICY ON PROXY VOTING
                        FOR INVESTMENT ADVISORY CLIENTS




GENERAL POLICY
Spectrum, an investment adviser registered with the Securities and Exchange Commission, acts as investment advisor for various types of client accounts (e.g. employee benefit plans, governmental plans, mutual funds, insurance company separate accounts, corporate pension plans, endowments and foundations).
 While Spectrum receives few proxies for the preferred shares it manages, Spectrum nonetheless will, when delegated the authority by a client, vote these shares per the following policy voting standards and processes:

STANDARDS:

Spectrum's standards aim to ensure the following in keeping with the best interests of its clients:

  . . That Spectrum act solely in the interest of clients in providing for ultimate long-term stockholder value.
  . . That Spectrum act without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

  . . That custodian bank is aware of our fiduciary duty to vote proxies on behalf of others - Spectrum relies on the best efforts of its custodian bank to deliver all proxies we are entitled to vote.
  . . That Spectrum will exercise its right to vote all proxies on behalf of its clients (or permit clients to vote their interest, as the case(s) may be).
  . . That Spectrum will implement a reasonable and sound basis to vote proxies.

PROCESSES:

A.  Following ISS' Recommendations


Spectrum has selected Institutional Shareholder Services (ISS) to assist it with its proxy voting responsibilities. Spectrum follows ISS Standard Proxy Voting guidelines (the "Guidelines"). The Guidelines embody the positions and factors Spectrum generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.


In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. Spectrum may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Manager to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer; (iii) notification to the Compliance Department and other appropriate Principal Global Investors personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.


Spectrum generally votes proxies in accordance with ISS' recommendations. When Spectrum follows ISS' recommendations, it need not follow the conflict of interest procedures in Section B, below.


From time to time ISS may have a business relationship or affiliation with one or more issuers held in Spectrum client accounts, while also providing voting recommendations on these issuers' securities. Because this practice may present a conflict of interest for ISS, Spectrum's Chief Compliance Officer will require from ISS at least annually additional information, or a certification that ISS has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum may obtain voting recommendations from two proxy voting services as an additional check on the independence of the ISS' voting recommendations.


B.  Disregarding ISS' Recommendations


Should Spectrum determine not to follow ISS' recommendation for a particular proxy, Spectrum will use the following procedures for identifying and resolving a material conflict of interest, and will use the Proxy Voting Guidelines (below) in determining how to vote.


Spectrum will classify proxy vote issues into three broad categories: Routine Administrative Items, Special Interest Issues, and Issues Having the Potential for Significant Economic Impact. Once the Senior Portfolio Manager has analyzed and identified each issue as belonging in a particular category, and disclosed the conflict of interests to affected clients and obtained their consents prior to voting, Spectrum will cast the client's vote(s) in accordance with the philosophy and decision guidelines developed for that category. New and unfamiliar issues are constantly appearing in the proxy voting process. As new issues arise, we will make every effort to classify them among the following three categories. If we believe it would be informative to do so, we may revise this document to reflect how we evaluate such issues.

Due to timing delays, logistical hurdles and high costs associated with procuring and voting international proxies, Spectrum has elected to approach international proxy voting on the basis of achieving "best efforts at a reasonable cost."


As a fiduciary, Spectrum owes its clients an undivided duty of loyalty. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in it.


Identifying a Conflict of Interest.  There may be a material conflict of
-----------------------------------
interest when Spectrum votes a proxy solicited by an issuer whose retirement plan or fund we manage or with whom Spectrum, an affiliate, or an officer or director of Spectrum or of an affiliate has any other material business or personal relationship that may affect how we vote the issuer's proxy. To avoid any perceived material conflict of interest, the following procedures have been established for use when Spectrum encounters a potential material conflict to ensure that voting decisions are based on a clients' best interest and are not the product of a material conflict.


Monitoring for Conflicts of Interest.  All employees of Spectrum are responsible
-------------------------------------
for monitoring for conflicts of interest and referring any that may be material to the CCO for resolution. At least annually, the CCO, will take reasonable steps to evaluate the nature of Spectrum's material business relationships (and those of its affiliates) with any company whose preferred securities are held in client accounts (a "portfolio company") to assess which, if any, could give rise to a conflict of interest. CCO's review will focus on the following three categories:

  . . Business Relationships - The CCO will consider whether Spectrum (or an affiliate) has a substantial business relationship with a portfolio company or a proponent of a proxy proposal relating to the portfolio company (e.g., an employee group), such that failure to vote in favor of management (or the proponent) could harm the adviser's relationship with the company (or proponent). For example, if Spectrum manages money for the portfolio company or an employee group, manages pension assets, leases office space from the company, or provides other material services to the portfolio company, the CCO will review whether such relationships may give rise to a conflict of interest.
  . . Personal Relationships - The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum's affiliates) have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships that might give rise to a conflict of interest.
  . . Familial Relationships - The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum's affiliates) have a familial relationship relating to a portfolio company (e.g., a spouse or other relative who serves as a director of a portfolio company, is a candidate for such a position, or is employed by a portfolio company in a senior position).

In monitoring for conflicts of interest, the CCO will consider all information reasonably available to it about any material business, personal, or familial relationship involving Spectrum (and its affiliates) and a portfolio company, including the following:

  . . A list of clients that are also public companies, which is prepared and updated by the Operations Department and retained in the Compliance Department.
  . . Publicly available information.
  . . Information generally known within Spectrum.
  . . Information actually known by senior executives or portfolio managers.
    When considering a proxy proposal, investment professionals involved in the decision-making process must disclose any potential material conflict that they are aware of to CCO prior to any substantive discussion of a proxy matter.

..Information obtained periodically from those persons whom CCO reasonably believes could be affected by a conflict arising from a personal or familial relationship (e.g., portfolio managers, senior management).


The CCO may, at her discretion, assign day-to-day responsibility for monitoring for conflicts to a designated person. With respect to monitoring of affiliates, the CCO in conjunction with PGI's CCO and/or Director of Compliance may rely on information barriers between Spectrum and its affiliates in determining the scope of its monitoring of conflicts involving affiliates.

Determining Whether a Conflict of Interest is "Material" - On a regular basis,
--------------------------------------------------------
CCO will monitor conflicts of interest to determine whether any may be "material" and therefore should be referred to PGI for resolution. The SEC has not provided any specific guidance as to what types of conflicts may be "material" for purposes of proxy voting, so therefore it would be appropriate to look to the traditional materiality analysis under the federal securities laws, i.e., that a "material" matter is one that is reasonably likely to be viewed as important by the average shareholder.


Whether a conflict may be material in any case will, of course, depend on the facts and circumstances. However, in considering the materiality of a conflict, Spectrum will use the following two-step approach:


 1) Financial Materiality - The most likely indicator of materiality in most cases will be the dollar amount involved with the relationship in question.
   For purposes of proxy voting, each committee will presume that a conflict is not material unless it involves at least 5% of Spectrum's annual revenues or a minimum dollar amount $1,000,000. Different percentages or dollar amounts may be used depending on the proximity of the conflict (e.g., a higher number if the conflict arises through an affiliate rather than directly with Spectrum).



 2) Non-Financial Materiality - A non-financial conflict of interest might be material (e.g., conflicts involving personal or familial relationships) and should be evaluated on the facts of each case.

If the CCO has any question as to whether a particular conflict is material, it should presume the conflict to be material and refer it to the PGI's CCO for resolution. As in the case of monitoring conflicts, the CCO may appoint a designated person or subgroup of Spectrum's investment team to determine whether potential conflicts of interest may be material.


Resolving a Material Conflict of Interest - When an employee of Spectrum refers a potential material conflict of interest to the CCO, the CCO will determine whether a material conflict of interest exists based on the facts and circumstances of each particular situation. If the CCO determines that no material conflict of interest exists, no further action is necessary and the CCO will notify management accordingly. If the CCO determines that a material conflict exists, CCO must disclose the conflict to affected clients and obtain consent from each to the manner in which Spectrum proposes to vote.


Clients may obtain information about how we voted proxies on their behalf by contacting Spectrum's Compliance Department.


PROXY VOTING GUIDELINES
-----------------------

CATEGORY I:  ROUTINE ADMINISTRATIVE ITEMS
-----------------------------------------

Philosophy:  Spectrum is willing to defer to management on matters of a routine
-----------
administrative nature. We feel management is best suited to make those decisions which are essential to the ongoing operation of the company and which do not have a major economic impact on the corporation and its shareholders.
 Examples of issues on which we will normally defer to management's recommendation include:


 1) selection of auditors


 2) increasing the authorized number of common shares

 3) election of unopposed directors

CATEGORY II:  SPECIAL INTEREST ISSUES
-------------------------------------

Philosophy:  While there are many social, political, environmental and other
-----------
special interest issues that are worthy of public attention, we do not believe the corporate proxy process is the appropriate arena in which to achieve gains in these areas. In recent history, proxy issues of this sort have included such matters as sales to the military, doing business in South Africa, and environmental responsibility. Our primary responsibility in voting proxies is to provide for the greatest long-term value for Spectrum's clients. We are opposed to proposals which involve an economic cost to the corporation, or which restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, in general we will abstain from voting on shareholder social, political and environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.


CATEGORY III:  ISSUES HAVING THE POTENTIAL FOR SIGNIFICANT ECONOMIC IMPACT
--------------------------------------------------------------------------

Philosophy:  Spectrum is not willing to defer to management on proposals which
-----------
have the potential for major economic impact on the corporation and the value of its shares. We believe such issues should be carefully analyzed and decided by the owners of the corporation. Presented below are examples of issues which we believe have the potential for significant economic impact on shareholder value.


 1) Classification of Board of Directors.   Rather than electing all directors
    -------------------------------------
  annually, these provisions stagger a board, generally into three annual classes, and call for only one-third to be elected each year. Staggered boards may help to ensure leadership continuity, but they also serve as defensive mechanisms. Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors.
   In general, we vote on a case by case basis on proposals for staggered boards, but generally favor annual elections of all directors.


 2) Cumulative Voting of Directors.  Most corporations provide that shareholders
    ------------------------------
  are entitled to cast one vote for each director for each share owned - the one share, one vote standard. The process of cumulative voting, on the other hand, permits shareholders to distribute the total number of votes they have in any manner they wish when electing directors. Shareholders may possibly elect a minority representative to a corporate board by this process, ensuring representation for all sizes of shareholders. Outside shareholder involvement can encourage management to maximize share value. We generally support cumulative voting of directors.

 3) Prevention of Greenmail.  These proposals seek to prevent the practice of
    ------------------------
  "greenmail", or targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. By making greenmail payments, management transfers significant sums of corporate cash to one entity, most often for the primary purpose of saving their jobs. Shareholders are left with an asset-depleted and often less competitive company. We think that if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just to a select group or individual. We are opposed to greenmail and will support greenmail prevention proposals.

 4) Supermajority Provisions.  These corporate charter amendments generally
    -------------------------
  require that a very high percentage of share votes (70-81%) be cast affirmatively to approve a merger, unless the board of directors has approved it in advance. These provisions have the potential to give management veto power over merging with another company, even though a majority of shareholders favor the merger. In most cases we believe requiring supermajority approval of mergers places too much veto power in the hands of management and other minority shareholders, at the expense of the majority shareholders, and we oppose such provisions.

 5) Defensive Strategies.  These proposals will be analyzed on a case by case
    ---------------------
  basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.

 6) Business Combinations or Restructuring.  These proposals will be analyzed on
    ---------------------------------------
  a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.

 7) Executive and Director Compensation.  These proposals will be analyzed on a
    -----------------------------------
  case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.




Policy Established May, 2003

Revised January, 2006








                          T. ROWE PRICE ASSOCIATES, INC
                        T. ROWE PRICE INTERNATIONAL, INC
                  T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD
                   T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD

                  PROXY VOTING POLICIES AND PROCEDURES


RESPONSIBILITY TO VOTE PROXIES

         T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited ("T. Rowe Price") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser ("T. Rowe Price Funds") and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

         T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

         Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

          Consideration Given Management Recommendations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

         Proxy Committee. T. Rowe Price's Proxy Committee ("Proxy Committee") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or counsel client's portfolio manager.

         Investment Services Group. The Investment Services Group ("Investment Services Group") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

         Proxy Administrator. The Investment Services Group will assign a Proxy Administrator ("Proxy Administrator") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

         In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions,
T. Rowe Price does at times deviate from ISS recommendations on general policy issues or specific proxy proposals.

Meeting Notification

         T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

Vote Determination

         ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

         Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. Rowe Price Voting Policies

         Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

         Election of Directors - T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitments to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms by withholding votes from directors because a staggered board may act as a deterrent to takeover proposals. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

Anti-takeover and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a "blank check" to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.


Executive Compensation Issues - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

Social and Cor porate Responsibility Issues - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:

o Corporate environmental practices;
o Board diversity;
o Employment practices and employment opportunity;
o Military, nuclear power and related energy issues;
o Tobacco, alcohol, infant formula and safety in advertising practices;
o Economic conversion and diversification;
o International labor practices and
  operating policies; o Genetically-modified foods;
o Animal rights; and
o Political contributions/activities and charitable contributions.

         Global Portfolio Companies - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

         Votes Against Company Management - Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. Consequently, if a portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management. Also, our research analysts are asked to present their voting recommendations in such situations to our portfolio managers.

         Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Investment Services Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

         Divided Votes - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

         Shareblocking - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price's policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

         Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.




Vote Execution and Monitoring of Voting Process

         Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

         On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.


         Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

Monitoring and Resolving Conflicts of Interest

         The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.


         Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.


REPORTING AND RECORD RETENTION

         Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

         T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.







                        TURNER INVESTMENT PARTNERS, INC.
                        TURNER INVESTMENT MANAGEMENT, LLC
                         TURNER INVESTMENT ADVISORS, LLC
                       PROXY VOTING POLICY AND PROCEDURES

Turner Investment Partners, Inc., as well as its two investment advisory affiliates, Turner Investment Management, LLC and Turner Investment Advisors, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

DUTIES WITH RESPECT TO PROXIES:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.


DELEGATION:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.


Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.


REVIEW AND OVERSIGHT:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.


Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.


CONFLICTS OF INTEREST:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.


Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the

Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.


OBTAINING PROXY VOTING INFORMATION:

To obtain information on how Turner voted proxies, please contact:

    Andrew Mark, Director of Operations
     and Technology Administration
    C/o Turner Investment Partners, Inc.
    1205 Westlakes Drive, Suite 100
    Berwyn, PA 19312

RECORDKEEPING:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

 Adopted: This 1st day of July, 2003
                          UBS GLOBAL ASSET MANAGEMENT
                     GLOBAL CORPORATE GOVERNANCE PHILOSOPHY
                     AND PROXY VOTING GUIDELINES AND POLICY



                                 POLICY SUMMARY

Underlying our voting and corporate governance policies we have three fundamental objectives:


 1) We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.


 2) In order to do this effectively, we aim to utilize the full weight of our clients' shareholding inmaking our views felt.

 3) As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.

To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governanace practice. This Policy is being implemented globally to harmonize our philosophies across UBS Global Asset Management offices worldwide and theregby maximize our ability to influence the companies we invest in. However, this Policy is also supplemented by the UBS Global Asset Management Local Proxy and Corporate Governance Guidelines to permit individual regions or countries with UBS Global Asset Management the flexibility to vote or take other actions consistent with their local laws or standards where necessary.

                         RISKS ADDRESSED BY THIS POLICY

The policy is designed to address the following risks:

  . Failure to provided required disclosures for investment advisers and registered investment companies

  . Failure to vote proxies in best interest of clients and funds

  . Failure to identify and address conflicts of interest

  . Failure to provide adequate oversight of third party service providers

TABLE OF CONTENTS

Global Voting and Corporate Governance Policy


 A) General Corporate Governance Benchmarks 2


 B) Proxy Voting Guidelines oe Macro Rationales 4

 C) Proxy Voting Disclosure Guidelines 8

 D) Proxy Voting Conflict Guidelines 9

 E) Special Disclosure Guidelines for Registered Investment Companies 9

 F) Documentation 11

 G) Compliance Dates 11

 H) Other Policies 12

 I)  Disclosures 12

GLOBALPROXY VOTING AND CORPORATE GOVERNANCE POLICY

PHILOSOPHY

Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value.Thus, we expect board members of companies we have invested in (the -company" or -companies") to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company.


 A) General Corporate Governance Benchmarks UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, -UBS Global AM") will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment.While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.


PRINCIPLE 1:  INDEPENDENCE OF BOARD FROM COMPANY

MANAGEMENT GUIDELINES:
  . Board exercises judgment independently of management.
  . Separate Chairman and Chief Executive.
  . Board has access to senior management members.
  . Board is comprised of a significant number of independent outsiders. . Outside directors meet independently.
  . CEO performance standards are in place.
  . CEO performance is reviewed annually by the full board.
  . CEO succession plan is in place.

  . Board involvement in ratifying major strategic initiatives.
  . Compensation, audit and nominating committees are led by a majority of outside directors.

PRINCIPLE 2:  QUALITY OF BOARD

MEMBERSHIP GUIDELINES:
  . Board determines necessary board member skills, knowledge and experience. . Board conducts the screening and selection process for new directors.
  . Shareholders should have the ability to nominate directors.
  . Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.
  . Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.
  . Board meets regularly (at least four times annually).




PRINCIPLE 3:  APPROPRIATE MANAGEMENT OF CHANGE IN

CONTROL GUIDELINES:
  . Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.
  . Any contracts or structures, which impose financial constraints on changes in control, should require prior shareholder approval.
  . Employment contracts should not entrench management.
  . Management should not receive substantial rewards when employment contracts are terminated for performance reasons.

PRINCIPLE 4:  REMUNERATION POLICIES ARE ALIGNED WITH SHAREHOLDER

INTERESTS GUIDELINES:
  . Executive remuneration should be commensurate with responsibilities and performance.
  . Incentive schemes should align management with shareholder objectives.
  . Employment policies should encourage significant shareholding by management and board members.
  . Incentive rewards should be proportionate to the successful achievement of predetermined financial targets.
  . Long-term incentives should be linked to transparent long-term performance criteria.
  . Dilution of shareholders' interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.

PRINCIPLE 5: AUDITORS ARE

INDEPENDENT GUIDELINES:
  . Auditors are approved by shareholders at the annual meeting.
  . Audit, consulting and other fees to the auditor are explicitly disclosed. . The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.
  . Periodic (every 5 years) tender of the audit firm or audit partner.

 B) Proxy Voting Guidelines - Macro Rationales Macro Rationales are used to explain why we vote on each proxy issue.The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal.

 1) General Guidelines

  .a. When our view of the issuer's management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.


  .b. If management's performance has been questionable we may abstain or vote against specific proxy proposals.

  .c. Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.

  .d. In general, we oppose proposals, which in our view, act to entrench management.

  .e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

  .f. We will vote in favor of shareholder resolutions for confidential voting.

 2) Board of Directors and Auditors

  .a. Unless our objection to management's recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.


  .b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.

  .c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.

  .d. We generally oppose proposals to limit or restrict shareholder ability to call special meetings.

  .e. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.

 3) Compensation

  .a. We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.


  .b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.

  .c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.

  .d. We may vote against a compensation or incentive program if it is not adequately tied to a company's fundamental financial performance;, is vague;, is not in line with market practices;, allows for option re-pricing;, does not have adequate performance hurdles; or is highly dilutive.

  .e. Where company and management's performance has been poor, we may object to the issuance of additional shares for option purposessuch that management is rewarded for poor performance or further entrenches its position.

  .f. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably.We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

 4) Governance Provisions

  .a. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.

  .b. We believe that -poison pill" proposals, which dilute an issuer's stock when triggered by particular events, such as take over bids or buy-outs, should be voted on by the shareholders and will support attempts to bring them before the shareholders.

  .c. Any substantial new share issuance should require prior shareholder approval.

  .d. We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

  .e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

  .f. We generally do not oppose management's recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.

  .g. We will support proposals that enable shareholders to directly nominate directors.

 5) Capital Structure and Corporate Restructuring

  .a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.


  .b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action.We support shareholder proposals to eliminate dual class schemes.

 6) Mergers, Tender Offers and Proxy Contests

  .a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.


 7) Social, Environmental, Political and Cultural

  .a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.


  .b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management's ability to find an optimal solution.While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal.We prefer to address these issues through engagement.

  .c. Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

 8) Administrative and Operations

  .a. Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue.Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.


  .b. We are sympathetic to shareholders who are long-term holders of a company's stock, who desire to make concise statements about the long-term operations of the company in the proxy statement.However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

 9) Miscellaneous

  .a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client's direction.


  .b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).

  .c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.

  .d. In certain instances when we do not have enough information we may choose to abstain or vote against a particular Proposal.

 C) Proxy Voting Disclosure Guidelines
  . UBS Global AM will disclose to clients, as required by the Investment
    Advisers Act of 1940, how they may obtain information about how we voted with respect to their securities. This disclosure may be made on Form ADV.
  . UBS Global AM will disclose to clients, as required by the Investment
    Advisers Act of 1940, these procedures and will furnish a copy of these procedures to any client upon request. This disclosure may be made on Form ADV.
  . Upon request or as required by law or regulation, UBS Global AMwill disclose to a client or a client's fiduciaries, the manner in which we exercised voting rights on behalf of the client.
  . Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline.If the request involves a conflict due to the client's relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately to ensure adherence to UBS Global AM Corporate Governance Principles. (See Proxy Voting Conflict Guidelines below.)
  . Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy.We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committeeand regional Legal and Compliance representative.
  . Any employee, officer or director of UBS Global AM receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company's proxies.
  . Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.
  . In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.
  . We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.
  . The Chairman of the Global Corporate Governance Committee and the applicable
    Chair of the Local Corporate Governance Committee must approve exceptions to this disclosure policy.

Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.


 D) Proxy Voting Conflict Guidelines In addition to the Proxy Voting Disclosure Guidelines above, UBS Global AM has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:
  . Under no circumstances will general business, sales or marketing issues influence our proxy votes.

  . UBS Global AM and its affiliates engaged in banking, broker-dealer and investment banking activities (-Affiliates") have policies in place prohibiting the sharing of certain sensitive information.These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate.Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal and Compliance Department immediately.[Note:Legal and Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.] In the event of any issue arising in relation to Affiliates, the Chair of the Global Corporate Governance Committee must be advised, who will in turn advise the Chief Risk Officer.

 E) Special Disclosure Guidelines for Registered Investment Company Clients

 1) Registration Statement (Open-End and Closed-End Funds)Management is responsible for ensuring the following:

  . That these procedures, which are the procedures used by the investment adviser on the Funds' behalf, are described in the Statement of Additional Information (SAI).Theprocedures may be described in the SAI or attached as an exhibit to the registration statement.
  . That the SAI disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand; and those of the Funds investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.
  . That the SAI disclosure states that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available
    (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund's website, or both; and
    (ii) on the Commission's website.If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it its available on the website.

 2) Shareholder Annual and Semi-Annual Report (Open-End and Closed-End Funds) Management is responsible for ensuring the following:
  . That each Fund's shareholder report contain a statement that a description of these procedures is available (i) without charge, upon request, by calling a toll-free or collect telephone number; (ii) on the Fund's website, if applicable; and (iii) on the Commission's website.If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail.
  . That the report contain a statement that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund's website, or both; and

   .(ii) on the Commission's website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it its available on the website.


 3) Form N-CSR (Closed-End Fund Annual Reports Only)Management is responsible for ensuring the following:
  . That these procedures are described in Form N-CSR. In lieu of describing the procedures, a copy of these procedures may simply be included with the filing.However, the SEC's preference is that the procedures be included directly in Form N-CSR and not attached as an exhibit to the N-CSR filing.
  . That the N-CSR disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds' investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.

 4) Form N-PX (Open-End and Closed-End Funds) Management is responsible for ensuring the following:
  . That each Fund files its complete proxy voting record on Form N-PX for the 12 month period ended June 30 by no later than August 31 of each year.

  . Fund management is responsible for reporting to the Funds' Chief Compliance
    Officer any material issues that arise in connection with the voting of Fund proxies or the preparation, review and filing of the Funds' Form N-PX.

 5) Oversight of Disclosure The Funds' Chief Compliance Officer shall be responsible for ensuring that the required disclosures listed in these procedures are implemented and complied with.The Funds' Chief Compliance Officer shall recommend to each Fund's Board any changes to these policies and procedures that he or she deems necessary or appropriate to ensure the Funds' compliance with relevant federal securities laws.

                              RESPONSIBLE PARTIES

The following parties will be responsible for implementing and enforcing this policy:
THE CHIEF COMPLIANCE OFFICER AND HIS/HER DESIGNEES

                                 DOCUMENTATION

Monitoring and testing of this policy will be documented in the following ways:

  . ANNUAL REVIEW BY THE FUNDS' AND UBS GLOBAL AM'S CHIEF COMPLIANCE OFFICER OF
    THE EFFECTIVENESS OF THESE PROCEDURES

  . ANNUAL REPORT OF FUNDS' CHIEF COMPLIANCE OFFICER REGARDING THE EFFECTIVENESS
    OF THESE PROCEDURES

  . PERIODIC REVIEW OF ANY PROXY SERVICE VENDOR BY THE CHIEF COMPLIANCE OFFICER

  . PERIODIC REVIEW OF PROXY VOTES BY THE VOTING COMMITTEE


                                COMPLIANCE DATES

The following compliance dates should be added to the Complaince Calendar:

  . FILE FORM N-PX BY AUGUST 31 FOR EACH REGISTERED INVESTMENT COMPANY CLIENT

  . ANNUAL REVIEW BY THE FUNDS' AND UBS GLOBAL AM'S CHIEF COMPLIANCE OFFICER OF
    THE EFFECTIVENESS OF THESE PROCEDURES

  . ANNUAL REPORT OF FUNDS' CHIEF COMPLIANCE OFFICER REGARDING THE EFFECTIVENESS
    OF THESE PROCEDURES

  . FORM N-CSR, SHAREHOLDER ANNUAL AND SEMI-ANNUAL REPORTS, AND ANNUAL UPDATES
    TO FUND REGISTRATION STATEMENTS AS APPLICABLE

  . PERIODIC REVIEW OF ANY PROXY SERVICE VENDOR BY THE CHIEF COMPLIANCE OFFICER

  . PERIODIC REVIEW OF PROXY VOTES BY THE PROXY VOTING COMMITTEE


                                 OTHER POLICIES

Other policies that this policy may affect include:

  . RECORDKEEPING POLICY

  . AFFILIATED TRANSACTIONS POLICY

  . CODE OF ETHICS

  . SUPERVISION OF SERVICE PROVIDERS POLICY

Other policies that may affect this policy include:

  . RECORDKEEPING POLICY

  . AFFILIATED TRANSACTIONS POLICY

  . CODE OF ETHICS

  . SUPERVISION OF SERVICE PROVIDERS POLICY

17244038










                Description of Proxy Voting Policy and Procedures


Policy

Vaughan Nelson undertakes to vote all client proxies in a manner reasonably expected to ensure the client's best interest is upheld and in a manner that does not subrogate the client's best interest to that of the firm's in instances where a material conflict exists.

Approach

Vaughan Nelson has created a Proxy Voting Guideline ("Guideline") believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. The Guideline is the work product of Vaughan Nelson's Investment Committee and it considers the nature of it's business, the types of securities being managed and other sources of information including, but not limited to, research provided by an independent research firm (Institutional Shareholder Services), internal research, published information on corporate governance and experience. The Guideline helps to ensure voting consistency on issues common amongst issuers and to serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy. However, in many recurring and common proxy issues a "blanket voting approach" cannot be applied. In these instances the Guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in your best interest.

Vaughan Nelson in executing their duty to vote proxies, may encounter a material conflict of interest. Vaughan Nelson does not envision a large number of situations where a conflict of interest would exist, if any, given the nature of Vaughan Nelson's business, client base, relationships, the types of securities managed and the fact Vaughan Nelson is not affiliated with an investment banking or similar firm. Notwithstanding, if a conflict of interest arises we will undertake to vote the proxy or proxy issue in your continued best interest. This will be accomplished by either casting the vote in accordance with the Guideline, if the application of such policy to the issue at hand involves little discretion on Vaughan Nelson's part, or casting the vote as indicated by the independent third-party research firm, Institutional Shareholder Services ("ISS").

Finally, there may be circumstances or situations that may preclude or limit the manner in which a proxy is voted. These may include: 1) Mutual funds - whereby voting may be controlled by restrictions within the fund or the actions of authorized persons, 2) International Securities - whereby the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so, 3) New Accounts - instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material, or 4) Unsupervised Securities - where the firm does not have a basis on which to offer advice.

In summary, Vaughan Nelson's goal is to vote proxy material in a manner that is believed to assist in maximizing the value of a portfolio.

Vaughan Nelson's procedures in practice involve forwarding a listing of client holdings to ISS each day in order to assist with identifying upcoming proxy votes. Vaughan Nelson arranges for the custodians associated with each client to forward all client proxy forms to ISS. Once a "proxy analysis" is received from ISS the individual issues are matched to the Vaughan Nelson Proxy Voting Guideline. Areas not covered by the Guideline (such as votes on mergers/acquisitions) are routed to the portfolio manager for vote indications. Completed proxy analyses are voted electronically through an interface with ISS who then completes the actual proxy vote on Vaughan Nelson's behalf. All analyses with vote indications are retained. Reports concerning votes made on behalf of an account are accessible through ISS.










                               WM ADVISORS, INC.


           PROXY VOTING POLICIES AND PROCEDURES OF WM ADVISORS, INC.

THE ROLE OF WM ADVISORS, INC.

In its capacity as an investment adviser for each of its clients, WM Advisors, Inc. ("WMA") shall, except where WMA and the client have otherwise agreed, assist the client in voting proxies with respect to its portfolio securities to the extent that such proxies relate to matters involving investment judgment. In addition, the client may authorize WMA, in its capacity as adviser, to vote the client's proxies. In such cases, WMA is responsible for casting the proxy votes in a manner consistent with the best interests of the client.


THE ROLE OF THE PROXY VOTING SERVICE

WMA has engaged Institutional Shareholder Services ("ISS") to assist in the voting of proxies. ISS is responsible for coordinating with the client's custodian to ensure that all proxy materials received by the custodian relating to the client's portfolio securities are processed in a timely fashion. Subject to the right of the client, WMA and any applicable sub-adviser to instruct ISS to vote a specific proxy in a specific manner (an "Exception"), ISS will vote all proxies in accordance with its proxy voting guidelines. (Where those guidelines call for a determination to be made on a case-- by-case basis, ISS is responsible for obtaining such information as is reasonably necessary for it to determine how to vote such proxies in the best interests of the client, and for so voting such proxies.) ISS will notify WMA and any applicable sub-adviser as to how it intends to vote each proxy no later than 3 business days prior to voting such proxy. In the event WMA or a sub-adviser wishes to create an Exception for a proxy vote, it will notify ISS at least 1 business day before the last day on which the proxy could be voted.
 Except as may otherwise be agreed by a client, WMA will provide a report (including both the basis and rationale for the Exception and a certification as to the absence of any conflict of interest (as described below under "Conflicts of Interest") relating to such proxy) with respect to each Exception to the client at least quarterly.


ISS will identify to WMA any proxy with respect to which it may be deemed to have a conflict of interest at least 5 business days prior to the last day such proxy could be voted. WMA will determine how any such proxy will be voted, unless it may also be deemed to have a conflict, in which case WMA will make a recommendation to the client with respect to the proxy, and the client will determine how the proxy should be voted.


CONFLICTS OF INTEREST

Occasions may arise where a person or organization involved in the proxy voting process for a client may have a conflict of interest in voting the client's proxy. A conflict of interest may exist, for example, if WMA has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., a familial relationship with company management) relating to a particular proxy shall disclose that conflict to WMA and otherwise remove himself or herself from the proxy voting process. WMA will review each proxy with respect to which it wishes to create an Exception to determine if a conflict of interest exists and will provide the client with a Conflicts Report for each proxy that
(1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside WMA (other than routine communications from proxy solicitors) with respect to the proxy.


PROXY VOTING GUIDELINES OF WM ADVISORS, INC.

The proxy voting guidelines below give a general indication of how WM Advisors, Inc. ("WMA") will vote a client's portfolio securities on proposals dealing with a particular issue. WMA may delegate its responsibilities with respect to proxy voting for any client to one or more sub-advisers approved by the client. In cases where WMA has engaged a proxy voting service, the proxy voting service will vote all proxies relating to client's portfolio securities in accordance with its guidelines, except as otherwise instructed by the client, WMA or any relevant sub-adviser. If a portfolio security is currently being loaned by a client but is the subject of a vote that WMA determines is material to the value of the security, WMA will seek to recall that portfolio security and vote the proxy in accordance with these guidelines. Votes with respect to portfolio securities on loan will otherwise be voted in the discretion of the borrower.


The proxy voting guidelines are just that - guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when WMA may not vote in strict adherence to these guidelines.


WMA, as part of its ongoing review and analysis of all client portfolio holdings, is responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the client and/or any proxy voting service of circumstances where the client's interests warrant a vote contrary to these guidelines.


The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors.
 In view of the enhanced corporate governance practices currently being implemented in public companies and WMA's intent to hold corporate boards accountable for their actions in promoting shareholder interests, the client's proxies generally will be voted in support of decisions reached by independent boards of directors. Accordingly, the client's proxies will be voted FOR board-approved proposals, except as indicated below.

DOMESTIC (U.S.) PROXIES

 1) AUDITORS

  . Vote FOR proposals to ratify auditors, unless any of the following apply:
    . An auditor has a financial interest in or association with the company, and is therefore not independent;
    . Fees for non-audit services are excessive, or . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
  . Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
  . Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account these factors:
    . Tenure of the audit firm
    . Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
    . Length of the rotation period advocated in the proposal
    . Significant audit-related issues
    . Number of audit committee meetings held each year
    . Number of financial experts serving on the committee

 2) BOARD OF DIRECTORS
  . Voting on Director Nominees in Uncontested Elections
    Generally, vote CASE-BY-CASE. But WITHHOLD votes from:
    . Insiders and affiliated outsiders on boards that are not at least majority independent
    . Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies
    . Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption
    . Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)
    . Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election
  . Classification/Declassification of the Board
    . Vote AGAINST proposals to classify the board.
    . Vote FOR proposals to repeal classified boards and to elect all directors annually.
  . Independent Chairman (Separate Chairman/CEO)
    . Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.
  . Majority of Independent Directors/Establishment of Committees
    . Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.
    . Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

 3) SHAREHOLDER RIGHTS
  . Shareholder Ability to Act by Written Consent
    . Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
    . Vote FOR proposals to allow or make easier shareholder action by written consent.
  . Shareholder Ability to Call Special Meetings
    . Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
    . Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
  . Supermajority Vote Requirements
    . Vote AGAINST proposals to require a supermajority shareholder vote.

    . Vote FOR proposals to lower supermajority vote requirements.
  . Cumulative Voting
    . Vote AGAINST proposals to eliminate cumulative voting.
    . Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

.. Confidential Voting

    . Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
    . Vote FOR management proposals to adopt confidential voting.

 4) PROXY CONTESTS
  . Voting for Director Nominees in Contested Elections
    . Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.
  . Reimbursing Proxy Solicitation Expenses
    . Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

 5) POISON PILLS
  . Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

 6) MERGERS AND CORPORATE RESTRUCTURINGS
  . Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

 7) REINCORPORATION PROPOSALS
  . Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

 8) CAPITAL STRUCTURE
  . Common Stock Authorization
    . Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
    . Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
    . Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.
  . Dual-class Stock
    . Vote AGAINST proposals to create a new class of common stock with superior voting rights.
    . Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
      . It is intended for financing purposes with minimal or no dilution to current shareholders; or
      .It is not designed to preserve the voting power of an insider or significant shareholder.

 9) EXECUTIVE AND DIRECTOR COMPENSATION
    . Votes with respect to compensation plans should be determined on a
      CASE-BY-CASE basis. ISS's methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.
    . Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.
    . Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:
      .The plan expressly permits repricing of underwater options without shareholder approval; or
      .
        There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on
      .The company's most recent three-year burn rate is excessive and is an outlier within its peer group
  . Management Proposals Seeking Approval to Reprice Options
    . Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
      .  Historic trading patterns
      .  Rationale for the repricing
      .  Value-for-value exchange
      .  Option vesting
      .  Term of the option
      .  Exercise price
      . Participation
      .  Treatment of surrendered options
  . Qualified Employee Stock Purchase Plans
    . Votes on employee stock purchase plans should be determined on a
      CASE-BY-CASE basis.
    . Vote FOR employee stock purchase plans where all of the following apply:
      .  Purchase price is at least 85 percent of fair market value;
      . Offering period is 27 months or less; and . Potential voting power dilution (VPD) is ten percent or less.
    . Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.
  . Nonqualified Employee Stock Purchase Plans
    . Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.
    . Vote FOR nonqualified plans with all the following features:
      .  Broad-based participation
      .Limits on employee contribution (a fixed dollar amount or a percentage of base salary)
      .Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value
      .No discount on the stock price on the date of purchase since there is a company matching contribution
    . Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.
  . Shareholder Proposals on Compensation
    . Generally, vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:
      .Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.
      .Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

 10) SOCIAL AND ENVIRONMENTAL ISSUES
    . These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity. In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company. Vote:
      .FOR proposals for the company to amend its Equal Employment Opportunity
        (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

      .AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.
      .CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations

FOREIGN (NON-U.S.) PROXIES

 1) FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

  . Vote FOR approval of financial statements and director and auditor reports, unless:
    . There are concerns about the accounts presented or audit procedures used;
      or
    . The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

 2) APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION
  . Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
    . There are serious concerns about the accounts presented or the audit procedures used;
    . The auditors are being changed without explanation; or . Non-audit-related fees are substantial or are routinely in excess of standard annual audit fees.
  . Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
  . ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

 3) APPOINTMENT OF INTERNAL STATUTORY AUDITORS
  . Vote FOR the appointment or reelection of statutory auditors, unless:
    . There are serious concerns about the statutory reports presented or the audit procedures used;
    . Questions exist concerning any of the statutory auditors being appointed;
      or
    . The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

 4) ALLOCATION OF INCOME
  . Vote FOR approval of the allocation of income, unless:
    . The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
    . The payout is excessive given the company's financial position.

 5) STOCK (SCRIP) DIVIDEND ALTERNATIVE
  . Vote FOR most stock (scrip) dividend proposals.
  . Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

 6) AMENDMENTS TO ARTICLES OF ASSOCIATION
  . Vote amendments to the articles of association on a CASE-BY-CASE basis.

 7) CHANGE IN COMPANY FISCAL TERM
  . Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

 8) LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP
  . Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

 9) AMEND QUORUM REQUIREMENTS
  . Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

 10) TRANSACT OTHER BUSINESS
  . Vote AGAINST other business when it appears as a voting item.

 11) DIRECTOR ELECTIONS

  . Vote FOR management nominees in the election of directors, unless:
    . Adequate disclosure has not been met in a timely fashion;
    . There are clear concerns over questionable finances or restatements;
    . There have been questionable transactions with conflicts of interest;
    . There are any records of abuses against minority shareholder interests;
      and
    . there are clear concerns about the past performance of the company or the board; or
    . The board fails to meet minimum corporate governance standards.
  . Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
  . Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
  . Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).
  . Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

 12) DIRECTOR COMPENSATION
  . Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.
  . Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
  . Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.
  . Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

 13) DISCHARGE OF BOARD AND MANAGEMENT
    . Vote FOR discharge of the board and management, unless:
    . there are serious questions about actions of the board or management for the year in question; or
    . legal action is being taken against the board by other shareholders.
  . Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

 14) DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS . Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
  . Vote AGAINST proposals to indemnify auditors.

 15) BOARD STRUCTURE
  . Vote FOR proposals to fix board size.
  . Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
  . Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

 16) SHARE ISSUANCE REQUESTS
  . General Issuances
    . Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
    . Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
  . Specific Issuances
    . Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

 17) INCREASES IN AUTHORIZED CAPITAL
  . Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
  . Vote FOR specific proposals to increase authorized capital to any amount, unless:
  . the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

  . the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).
  . Vote AGAINST proposals to adopt unlimited capital authorizations.

 18) REDUCTION OF CAPITAL
  . Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
  . Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

 19) CAPITAL STRUCTURES
  . Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.
  . Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

 20) PREFERRED STOCK
  . Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
  . Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
  . Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
  . Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
  . Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

 21) DEBT ISSUANCE REQUESTS
  . Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
  . Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
  . Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

 22) PLEDGING OF ASSETS FOR DEBT
  . Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

 23) INCREASE IN BORROWING POWERS
  . Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

 24) SHARE REPURCHASE PLANS:
  . Vote FOR share repurchase plans, unless:
    . clear evidence of past abuse of the authority is available; or . the plan contains no safeguards against selective buybacks.

 25) REISSUANCE OF SHARES REPURCHASED:
  . Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

 26) CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:
  . Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

 27) REORGANIZATIONS/RESTRUCTURINGS:
  . Vote reorganizations and restructurings on a CASE-BY-CASE basis.

 28) MERGERS AND ACQUISITIONS:
  . Vote FOR mergers and acquisitions, unless:
    . the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or . the company's structure following the acquisition or merger does not reflect good corporate governance.
  . Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

  . ABSTAIN if there is insufficient information available to make an informed voting decision.

 29) MANDATORY TAKEOVER BID WAIVERS:
  . Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

 30) REINCORPORATION PROPOSALS:
  . Vote reincorporation proposals on a CASE-BY-CASE basis.

 31) EXPANSION OF BUSINESS ACTIVITIES:
  . Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

 32) RELATED-PARTY TRANSACTIONS:
  . Vote related-party transactions on a CASE-BY-CASE basis.

 33) COMPENSATION PLANS:
  . Vote compensation plans on a CASE-BY-CASE basis.

 34) ANTI-TAKEOVER MECHANISMS:
  . Vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

 35) SHAREHOLDER PROPOSALS:
  . Vote all shareholder proposals on a CASE-BY-CASE basis.
  . Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.
  . Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Updated May 12, 2005

APPENDIX C


PORTFOLIO MANAGER DISCLOSURES
Information relating to the portfolio managers for each of the funds follows.

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         PRINCIPAL INVESTORS FUND, INC. - PARTNERS LARGE CAP VALUE FUND
                                 [Name of Fund
  ] MARILYN G. FEDAK, JOHN MAHEDY, CHRIS MARX, JOHN D. PHILLIPS, JR., MARK R.
                                    GORDON
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                             ALLIANCEBERNSTEIN L.P.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF       TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...  37,827    $44,272,000,000
                                        ----------------------------
 *  other pooled investment vehicles:...    35      $2,360,000,000
                                        ----------------------------
 *  other accounts:.....................    496     $33,880,000,000
                                        ----------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     1      $6,776,000,000
                                        ---------------------------
 *  other pooled investment vehicles:...     -            -
                                        ---------------------------
 *  other accounts:.....................    13      $3,206,000,000
                                        ---------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   AS AN INVESTMENT ADVISER AND FIDUCIARY, ALLIANCEBERNSTEIN OWES ITS CLIENTS AND SHAREHOLDERS AN UNDIVIDED DUTY OF LOYALTY. WE RECOGNIZE THAT CONFLICTS OF INTEREST ARE INHERENT IN OUR BUSINESS AND ACCORDINGLY HAVE DEVELOPED POLICIES AND PROCEDURES (INCLUDING OVERSIGHT MONITORING) REASONABLY DESIGNED TO DETECT, MANAGE AND MITIGATE THE EFFECTS OF ACTUAL OR POTENTIAL CONFLICTS OF INTEREST IN THE AREA OF EMPLOYEE PERSONAL TRADING, MANAGING MULTIPLE ACCOUNTS FOR MULTIPLE CLIENTS, INCLUDING ALLIANCEBERNSTEIN MUTUAL FUNDS, AND ALLOCATING INVESTMENT OPPORTUNITIES. INVESTMENT PROFESSIONALS, INCLUDING PORTFOLIO MANAGERS AND RESEARCH ANALYSTS, ARE SUBJECT TO THE ABOVE-MENTIONED POLICIES AND OVERSIGHT MONITORING TO ENSURE THAT ALL CLIENTS ARE TREATED EQUITABLY. WE PLACE THE INTERESTS OF OUR CLIENTS FIRST AND EXPECT ALL OF OUR EMPLOYEES TO MEET THEIR FIDUCIARY DUTIES.
   EMPLOYEE PERSONAL TRADING
   ALLIANCEBERNSTEIN HAS ADOPTED A CODE OF BUSINESS CONDUCT AND ETHICS THAT IS DESIGNED TO DETECT AND PREVENT CONFLICTS OF INTEREST WHEN INVESTMENT PROFESSIONALS AND OTHER PERSONNEL OF ALLIANCEBERNSTEIN OWN, BUY OR SELL SECURITIES WHICH MAY BE OWNED BY, OR BOUGHT OR SOLD FOR, CLIENTS. PERSONAL SECURITIES TRANSACTIONS BY AN EMPLOYEE MAY RAISE A POTENTIAL CONFLICT OF INTEREST WHEN AN EMPLOYEE OWNS OR TRADES IN A SECURITY THAT IS OWNED OR CONSIDERED FOR PURCHASE OR SALE BY A CLIENT, OR RECOMMENDED FOR PURCHASE OR SALE BY AN EMPLOYEE TO A CLIENT. SUBJECT TO THE REPORTING REQUIREMENTS AND OTHER LIMITATIONS OF ITS CODE OF BUSINESS CONDUCT AND ETHICS, ALLIANCEBERNSTEIN PERMITS ITS EMPLOYEES TO ENGAGE IN PERSONAL SECURITIES TRANSACTIONS, AND ALSO ALLOWS THEM TO ACQUIRE INVESTMENTS IN THE
   ALLIANCEBERNSTEIN MUTUAL FUNDS THROUGH DIRECT PURCHASE, 401K/PROFIT SHARING PLAN INVESTMENT AND/OR NOTIONALLY IN CONNECTION WITH DEFERRED INCENTIVE COMPENSATION AWARDS. ALLIANCEBERNSTEIN'S CODE OF ETHICS AND BUSINESS CONDUCT REQUIRES DISCLOSURE OF ALL PERSONAL ACCOUNTS AND MAINTENANCE OF BROKERAGE ACCOUNTS WITH DESIGNATED BROKER-DEALERS APPROVED BY ALLIANCEBERNSTEIN. THE CODE ALSO REQUIRES PRECLEARANCE OF ALL SECURITIES TRANSACTIONS AND IMPOSES A ONE-YEAR HOLDING PERIOD FOR SECURITIES PURCHASED BY EMPLOYEES TO DISCOURAGE SHORT-TERM TRADING.

   MANAGING MULTIPLE ACCOUNTS FOR MULTIPLE CLIENTS
   ALLIANCEBERNSTEIN HAS COMPLIANCE POLICIES AND OVERSIGHT MONITORING IN PLACE TO ADDRESS CONFLICTS OF INTEREST RELATING TO THE MANAGEMENT OF MULTIPLE ACCOUNTS FOR MULTIPLE CLIENTS. CONFLICTS OF INTEREST MAY ARISE WHEN AN INVESTMENT PROFESSIONAL HAS RESPONSIBILITIES FOR THE INVESTMENTS OF MORE THAN ONE ACCOUNT BECAUSE THE INVESTMENT PROFESSIONAL MAY BE UNABLE TO DEVOTE EQUAL TIME AND ATTENTION TO EACH ACCOUNT. THE INVESTMENT PROFESSIONAL OR INVESTMENT PROFESSIONAL TEAMS FOR EACH CLIENT MAY HAVE RESPONSIBILITIES FOR MANAGING ALL OR A PORTION OF THE INVESTMENTS OF MULTIPLE ACCOUNTS WITH A COMMON INVESTMENT STRATEGY, INCLUDING OTHER REGISTERED INVESTMENT COMPANIES, UNREGISTERED INVESTMENT VEHICLES, SUCH AS HEDGE FUNDS, PENSION PLANS, SEPARATE ACCOUNTS, COLLECTIVE TRUSTS AND CHARITABLE FOUNDATIONS. AMONG OTHER THINGS, ALLIANCEBERNSTEIN'S POLICIES AND PROCEDURES PROVIDE FOR THE PROMPT DISSEMINATION TO INVESTMENT PROFESSIONALS OF INITIAL OR CHANGED INVESTMENT RECOMMENDATIONS BY ANALYSTS SO THAT INVESTMENT PROFESSIONALS ARE BETTER ABLE TO DEVELOP INVESTMENT STRATEGIES FOR ALL ACCOUNTS THEY MANAGE. IN ADDITION, INVESTMENT DECISIONS BY INVESTMENT PROFESSIONALS ARE REVIEWED FOR THE PURPOSE OF MAINTAINING UNIFORMITY AMONG SIMILAR ACCOUNTS AND ENSURING THAT ACCOUNTS ARE TREATED EQUITABLY. NO INVESTMENT PROFESSIONAL THAT MANAGES CLIENT ACCOUNTS CARRYING PERFORMANCE FEES IS COMPENSATED DIRECTLY OR SPECIFICALLY FOR THE PERFORMANCE OF THOSE ACCOUNTS. INVESTMENT PROFESSIONAL COMPENSATION REFLECTS A BROAD CONTRIBUTION IN MULTIPLE DIMENSIONS TO LONG-TERM INVESTMENT SUCCESS FOR OUR CLIENTS AND IS NOT TIED SPECIFICALLY TO THE PERFORMANCE OF ANY PARTICULAR CLIENT'S ACCOUNT, NOR IS IT DIRECTLY TIED TO THE LEVEL OR CHANGE IN THE LEVEL OF ASSETS UNDER MANAGEMENT.

   ALLOCATING INVESTMENT OPPORTUNITIES
   ALLIANCEBERNSTEIN HAS POLICIES AND PROCEDURES INTENDED TO ADDRESS CONFLICTS OF INTEREST RELATING TO THE ALLOCATION OF INVESTMENT OPPORTUNITIES. THESE POLICIES AND PROCEDURES ARE DESIGNED TO ENSURE THAT INFORMATION RELEVANT TO INVESTMENT DECISIONS IS DISSEMINATED PROMPTLY WITHIN ITS PORTFOLIO MANAGEMENT TEAMS AND INVESTMENT OPPORTUNITIES ARE ALLOCATED EQUITABLY AMONG DIFFERENT CLIENTS. THE INVESTMENT PROFESSIONALS AT ALLIANCEBERNSTEIN ROUTINELY ARE REQUIRED TO SELECT AND ALLOCATE INVESTMENT OPPORTUNITIES AMONG ACCOUNTS. PORTFOLIO HOLDINGS, POSITION SIZES, AND INDUSTRY AND SECTOR EXPOSURES TEND TO BE SIMILAR ACROSS SIMILAR ACCOUNTS, WHICH MINIMIZES THE POTENTIAL FOR CONFLICTS OF INTEREST RELATING TO THE ALLOCATION OF INVESTMENT OPPORTUNITIES. NEVERTHELESS, INVESTMENT OPPORTUNITIES MAY BE ALLOCATED DIFFERENTLY AMONG ACCOUNTS DUE TO THE PARTICULAR CHARACTERISTICS OF AN ACCOUNT, SUCH AS SIZE OF THE ACCOUNT, CASH POSITION, TAX STATUS, RISK TOLERANCE AND INVESTMENT RESTRICTIONS OR FOR OTHER REASONS.

   ALLIANCEBERNSTEIN'S PROCEDURES ARE ALSO DESIGNED TO PREVENT POTENTIAL CONFLICTS OF INTEREST THAT MAY ARISE WHEN ALLIANCEBERNSTEIN HAS A PARTICULAR FINANCIAL INCENTIVE, SUCH AS A PERFORMANCE-BASED MANAGEMENT FEE, RELATING TO AN ACCOUNT. AN INVESTMENT PROFESSIONAL MAY PERCEIVE THAT HE OR SHE HAS AN INCENTIVE TO DEVOTE MORE TIME TO DEVELOPING AND ANALYZING INVESTMENT STRATEGIES AND OPPORTUNITIES OR ALLOCATING SECURITIES PREFERENTIALLY TO ACCOUNTS FOR WHICH ALLIANCEBERNSTEIN COULD SHARE IN INVESTMENT GAINS.

   TO ADDRESS THESE CONFLICTS OF INTEREST, ALLIANCEBERNSTEIN'S POLICIES AND PROCEDURES REQUIRE, AMONG OTHER THINGS, THE PROMPT DISSEMINATION TO INVESTMENT PROFESSIONALS OF ANY INITIAL OR CHANGED INVESTMENT RECOMMENDATIONS BY ANALYSTS; THE AGGREGATION OF ORDERS TO FACILITATE BEST EXECUTION FOR ALL ACCOUNTS; PRICE AVERAGING FOR ALL AGGREGATED ORDERS; OBJECTIVE ALLOCATION FOR LIMITED INVESTMENT OPPORTUNITIES (E.G., ON A ROTATIONAL BASIS) TO ENSURE FAIR AND EQUITABLE ALLOCATION AMONG ACCOUNTS; AND LIMITATIONS ON SHORT SALES OF SECURITIES. THESE PROCEDURES ALSO REQUIRE DOCUMENTATION AND REVIEW OF JUSTIFICATIONS FOR ANY DECISIONS TO MAKE INVESTMENTS ONLY FOR SELECT ACCOUNTS OR IN A MANNER DISPROPORTIONATE TO THE SIZE OF THE ACCOUNT.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   ALLIANCEBERNSTEIN'S COMPENSATION PROGRAM FOR INVESTMENT PROFESSIONALS IS DESIGNED TO BE COMPETITIVE AND EFFECTIVE IN ORDER TO ATTRACT AND RETAIN THE HIGHEST CALIBER EMPLOYEES. THE COMPENSATION PROGRAM FOR INVESTMENT PROFESSIONALS IS DESIGNED TO REFLECT THEIR ABILITY TO GENERATE LONG-TERM INVESTMENT SUCCESS FOR OUR CLIENTS, INCLUDING SHAREHOLDERS OF THE ALLIANCEBERNSTEIN MUTUAL FUNDS. INVESTMENT PROFESSIONALS DO NOT RECEIVE ANY DIRECT COMPENSATION BASED UPON THE INVESTMENT RETURNS OF ANY INDIVIDUAL CLIENT ACCOUNT, NOR IS COMPENSATION TIED DIRECTLY TO THE LEVEL OR CHANGE IN THE LEVEL OF ASSETS UNDER MANAGEMENT. INVESTMENT PROFESSIONALS' ANNUAL COMPENSATION IS COMPRISED OF THE FOLLOWING:

   (I)FIXED BASE SALARY: THIS IS GENERALLY THE SMALLEST PORTION OF COMPENSATION. THE BASE SALARY IS A RELATIVELY LOW, FIXED SALARY WITHIN A
   SIMILAR RANGE FOR ALL INVESTMENT PROFESSIONALS. THE BASE SALARY [IS DETERMINED AT THE OUTSET OF EMPLOYMENT BASED ON LEVEL OF EXPERIENCE,] DOES NOT CHANGE SIGNIFICANTLY FROM YEAR TO YEAR, AND HENCE, IS NOT PARTICULARLY SENSITIVE TO PERFORMANCE.

   (II)DISCRETIONARY INCENTIVE COMPENSATION IN THE FORM OF AN ANNUAL CASH BONUS:
   ALLIANCEBERNSTEIN'S OVERALL PROFITABILITY DETERMINES THE TOTAL AMOUNT OF INCENTIVE COMPENSATION AVAILABLE TO INVESTMENT PROFESSIONALS. THIS PORTION OF COMPENSATION IS DETERMINED SUBJECTIVELY BASED ON QUALITATIVE AND QUANTITATIVE FACTORS. IN EVALUATING THIS COMPONENT OF AN INVESTMENT PROFESSIONAL'S COMPENSATION, ALLIANCEBERNSTEIN CONSIDERS THE CONTRIBUTION TO HIS/HER TEAM OR DISCIPLINE AS IT RELATES TO THAT TEAM'S OVERALL CONTRIBUTION TO THE LONG-TERM INVESTMENT SUCCESS, BUSINESS RESULTS AND STRATEGY OF ALLIANCEBERNSTEIN. QUANTITATIVE FACTORS CONSIDERED INCLUDE, AMONG OTHER THINGS, RELATIVE INVESTMENT PERFORMANCE (E.G., BY COMPARISON TO COMPETITOR OR PEER GROUP FUNDS OR SIMILAR STYLES OF INVESTMENTS, AND APPROPRIATE, BROAD-BASED OR SPECIFIC MARKET INDICES), AND CONSISTENCY OF PERFORMANCE. THERE ARE NO SPECIFIC FORMULAS USED TO DETERMINE THIS PART OF AN INVESTMENT PROFESSIONAL'S COMPENSATION AND THE COMPENSATION IS NOT TIED TO ANY PRE-DETERMINED OR SPECIFIED LEVEL OF PERFORMANCE. ALLIANCEBERNSTEIN ALSO CONSIDERS QUALITATIVE FACTORS SUCH AS THE COMPLEXITY AND RISK OF INVESTMENT STRATEGIES INVOLVED IN THE STYLE OR TYPE OF ASSETS MANAGED BY THE INVESTMENT PROFESSIONAL; SUCCESS OF MARKETING/BUSINESS DEVELOPMENT EFFORTS AND CLIENT SERVICING; SENIORITY/LENGTH OF SERVICE WITH THE FIRM; MANAGEMENT AND SUPERVISORY RESPONSIBILITIES; AND FULFILLMENT OF ALLIANCEBERNSTEIN'S LEADERSHIP CRITERIA.

   (III)DISCRETIONARY INCENTIVE COMPENSATION IN THE FORM OF AWARDS UNDER ALLIANCEBERNSTEIN'S PARTNERS COMPENSATION PLAN ("DEFERRED AWARDS"):
   ALLIANCEBERNSTEIN'S OVERALL PROFITABILITY DETERMINES THE TOTAL AMOUNT OF DEFERRED AWARDS AVAILABLE TO INVESTMENT PROFESSIONALS. THE DEFERRED AWARDS ARE ALLOCATED AMONG INVESTMENT PROFESSIONALS BASED ON CRITERIA SIMILAR TO THOSE USED TO DETERMINE THE ANNUAL CASH BONUS. THERE IS NO FIXED FORMULA FOR DETERMINING THESE AMOUNTS. DEFERRED AWARDS, FOR WHICH THERE ARE VARIOUS INVESTMENT OPTIONS, VEST OVER A FOUR-YEAR PERIOD AND ARE GENERALLY FORFEITED IF THE EMPLOYEE RESIGNS OR ALLIANCEBERNSTEIN TERMINATES HIS/HER EMPLOYMENT. INVESTMENT OPTIONS UNDER THE DEFERRED AWARDS PLAN INCLUDE MANY OF THE SAME ALLIANCEBERNSTEIN MUTUAL FUNDS OFFERED TO MUTUAL FUND INVESTORS, THEREBY CREATING A CLOSE ALIGNMENT BETWEEN THE FINANCIAL INTERESTS OF THE INVESTMENT PROFESSIONALS AND THOSE OF ALLIANCEBERNSTEIN'S CLIENTS AND MUTUAL FUND SHAREHOLDERS WITH RESPECT TO THE PERFORMANCE OF THOSE MUTUAL FUNDS. ALLIANCEBERNSTEIN ALSO PERMITS DEFERRED AWARD RECIPIENTS TO ALLOCATE UP TO 50% OF THEIR AWARD TO INVESTMENTS IN ALLIANCEBERNSTEIN'S PUBLICLY TRADED EQUITY SECURITIES.

   (IV)CONTRIBUTIONS UNDER ALLIANCEBERNSTEIN'S PROFIT SHARING/401(K) PLAN: THE CONTRIBUTIONS ARE BASED ON ALLIANCEBERNSTEIN'S OVERALL PROFITABILITY. THE AMOUNT AND ALLOCATION OF THE CONTRIBUTIONS ARE DETERMINED AT THE SOLE DISCRETION OF ALLIANCEBERNSTEIN.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  - $1,000,000; or over $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE





/s/Jennifer Bergenfeld                                               12/8/2006
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Jennifer Bergenfeld
[(Printed Name of person signing)]


Vice President/Counsel
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


        PRINCIPAL INVESTORS FUND, INC. - PARTNERS SMALL CAP GROWTH FUND
                                 [Name of Fund
  ] BRUCE K. ARONOW, MICHAEL W. DOHERTY, N. KUMAR KIRPALANI, SAMANTHA S. LAU,
                                  JAMES RUSSO
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                             ALLIANCEBERNSTEIN L.P.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...    22      $2,267,000,000
                                        ---------------------------
 *  other pooled investment vehicles:...    24       $308,000,000
                                        ---------------------------
 *  other accounts:.....................    23      $1,338,000,000
                                        ---------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF     TOTAL
                                         ACCOUNTS      ASSETS
 *  registered investment companies: ...     -           -
                                        -------------------------
 *  other pooled investment vehicles:...     -           -
                                        -------------------------
 *  other accounts:.....................     3      $392,000,000
                                        -------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   AS AN INVESTMENT ADVISER AND FIDUCIARY, ALLIANCEBERNSTEIN OWES ITS CLIENTS AND SHAREHOLDERS AN UNDIVIDED DUTY OF LOYALTY. WE RECOGNIZE THAT CONFLICTS OF INTEREST ARE INHERENT IN OUR BUSINESS AND ACCORDINGLY HAVE DEVELOPED POLICIES AND PROCEDURES (INCLUDING OVERSIGHT MONITORING) REASONABLY DESIGNED TO DETECT, MANAGE AND MITIGATE THE EFFECTS OF ACTUAL OR POTENTIAL CONFLICTS OF INTEREST IN THE AREA OF EMPLOYEE PERSONAL TRADING, MANAGING MULTIPLE ACCOUNTS FOR MULTIPLE CLIENTS, INCLUDING ALLIANCEBERNSTEIN MUTUAL FUNDS, AND ALLOCATING INVESTMENT OPPORTUNITIES. INVESTMENT PROFESSIONALS, INCLUDING PORTFOLIO MANAGERS AND RESEARCH ANALYSTS, ARE SUBJECT TO THE ABOVE-MENTIONED POLICIES AND OVERSIGHT MONITORING TO ENSURE THAT ALL CLIENTS ARE TREATED EQUITABLY. WE PLACE THE INTERESTS OF OUR CLIENTS FIRST AND EXPECT ALL OF OUR EMPLOYEES TO MEET THEIR FIDUCIARY DUTIES.

   EMPLOYEE PERSONAL TRADING
   ALLIANCEBERNSTEIN HAS ADOPTED A CODE OF BUSINESS CONDUCT AND ETHICS THAT IS DESIGNED TO DETECT AND PREVENT CONFLICTS OF INTEREST WHEN INVESTMENT PROFESSIONALS AND OTHER PERSONNEL OF ALLIANCEBERNSTEIN OWN, BUY OR SELL SECURITIES WHICH MAY BE OWNED BY, OR BOUGHT OR SOLD FOR, CLIENTS. PERSONAL SECURITIES TRANSACTIONS BY AN EMPLOYEE MAY RAISE A POTENTIAL CONFLICT OF INTEREST WHEN AN EMPLOYEE OWNS OR TRADES IN A SECURITY THAT IS OWNED OR CONSIDERED FOR PURCHASE OR SALE BY A CLIENT, OR RECOMMENDED FOR PURCHASE OR SALE BY AN EMPLOYEE TO A CLIENT. SUBJECT TO THE REPORTING REQUIREMENTS AND OTHER LIMITATIONS OF ITS CODE OF BUSINESS CONDUCT AND ETHICS, ALLIANCEBERNSTEIN PERMITS ITS EMPLOYEES TO ENGAGE IN PERSONAL SECURITIES TRANSACTIONS, AND ALSO ALLOWS THEM TO ACQUIRE INVESTMENTS IN THE
   ALLIANCEBERNSTEIN MUTUAL FUNDS THROUGH DIRECT PURCHASE, 401K/PROFIT SHARING PLAN INVESTMENT AND/OR NOTIONALLY IN CONNECTION WITH DEFERRED INCENTIVE COMPENSATION AWARDS. ALLIANCEBERNSTEIN'S CODE OF ETHICS AND BUSINESS CONDUCT REQUIRES DISCLOSURE OF ALL PERSONAL ACCOUNTS AND MAINTENANCE OF BROKERAGE ACCOUNTS WITH DESIGNATED BROKER-DEALERS APPROVED BY ALLIANCEBERNSTEIN. THE CODE ALSO REQUIRES PRECLEARANCE OF ALL SECURITIES TRANSACTIONS AND IMPOSES A ONE-YEAR HOLDING PERIOD FOR SECURITIES PURCHASED BY EMPLOYEES TO DISCOURAGE SHORT-TERM TRADING.

   MANAGING MULTIPLE ACCOUNTS FOR MULTIPLE CLIENTS
   ALLIANCEBERNSTEIN HAS COMPLIANCE POLICIES AND OVERSIGHT MONITORING IN PLACE TO ADDRESS CONFLICTS OF INTEREST RELATING TO THE MANAGEMENT OF MULTIPLE ACCOUNTS FOR MULTIPLE CLIENTS. CONFLICTS OF INTEREST MAY ARISE WHEN AN INVESTMENT PROFESSIONAL HAS RESPONSIBILITIES FOR THE INVESTMENTS OF MORE THAN ONE ACCOUNT BECAUSE THE INVESTMENT PROFESSIONAL MAY BE UNABLE TO DEVOTE EQUAL TIME AND ATTENTION TO EACH ACCOUNT. THE INVESTMENT PROFESSIONAL OR INVESTMENT PROFESSIONAL TEAMS FOR EACH CLIENT MAY HAVE RESPONSIBILITIES FOR MANAGING ALL OR A PORTION OF THE INVESTMENTS OF MULTIPLE ACCOUNTS WITH A COMMON INVESTMENT STRATEGY, INCLUDING OTHER REGISTERED INVESTMENT COMPANIES, UNREGISTERED INVESTMENT VEHICLES, SUCH AS HEDGE FUNDS, PENSION PLANS, SEPARATE ACCOUNTS, COLLECTIVE TRUSTS AND CHARITABLE FOUNDATIONS. AMONG OTHER THINGS, ALLIANCEBERNSTEIN'S POLICIES AND PROCEDURES PROVIDE FOR THE PROMPT DISSEMINATION TO INVESTMENT PROFESSIONALS OF INITIAL OR CHANGED INVESTMENT RECOMMENDATIONS BY ANALYSTS SO THAT INVESTMENT PROFESSIONALS ARE BETTER ABLE TO DEVELOP INVESTMENT STRATEGIES FOR ALL ACCOUNTS THEY MANAGE. IN ADDITION, INVESTMENT DECISIONS BY INVESTMENT PROFESSIONALS ARE REVIEWED FOR THE PURPOSE OF MAINTAINING UNIFORMITY AMONG SIMILAR ACCOUNTS AND ENSURING THAT ACCOUNTS ARE TREATED EQUITABLY. NO INVESTMENT PROFESSIONAL THAT MANAGES CLIENT ACCOUNTS CARRYING PERFORMANCE FEES IS COMPENSATED DIRECTLY OR SPECIFICALLY FOR THE PERFORMANCE OF THOSE ACCOUNTS. INVESTMENT PROFESSIONAL COMPENSATION REFLECTS A BROAD CONTRIBUTION IN MULTIPLE DIMENSIONS TO LONG-TERM INVESTMENT SUCCESS FOR OUR CLIENTS AND IS NOT TIED SPECIFICALLY TO THE PERFORMANCE OF ANY PARTICULAR CLIENT'S ACCOUNT, NOR IS IT DIRECTLY TIED TO THE LEVEL OR CHANGE IN THE LEVEL OF ASSETS UNDER MANAGEMENT.

   ALLOCATING INVESTMENT OPPORTUNITIES
   ALLIANCEBERNSTEIN HAS POLICIES AND PROCEDURES INTENDED TO ADDRESS CONFLICTS OF INTEREST RELATING TO THE ALLOCATION OF INVESTMENT OPPORTUNITIES. THESE POLICIES AND PROCEDURES ARE DESIGNED TO ENSURE THAT INFORMATION RELEVANT TO INVESTMENT DECISIONS IS DISSEMINATED PROMPTLY WITHIN ITS PORTFOLIO MANAGEMENT TEAMS AND INVESTMENT OPPORTUNITIES ARE ALLOCATED EQUITABLY AMONG DIFFERENT CLIENTS. THE INVESTMENT PROFESSIONALS AT ALLIANCEBERNSTEIN ROUTINELY ARE REQUIRED TO SELECT AND ALLOCATE INVESTMENT OPPORTUNITIES AMONG ACCOUNTS. PORTFOLIO HOLDINGS, POSITION SIZES, AND INDUSTRY AND SECTOR EXPOSURES TEND TO BE SIMILAR ACROSS SIMILAR ACCOUNTS, WHICH MINIMIZES THE POTENTIAL FOR CONFLICTS OF INTEREST RELATING TO THE ALLOCATION OF INVESTMENT OPPORTUNITIES. NEVERTHELESS, INVESTMENT OPPORTUNITIES MAY BE ALLOCATED DIFFERENTLY AMONG ACCOUNTS DUE TO THE PARTICULAR CHARACTERISTICS OF AN ACCOUNT, SUCH AS SIZE OF THE ACCOUNT, CASH POSITION, TAX STATUS, RISK TOLERANCE AND INVESTMENT RESTRICTIONS OR FOR OTHER REASONS.

   ALLIANCEBERNSTEIN'S PROCEDURES ARE ALSO DESIGNED TO PREVENT POTENTIAL CONFLICTS OF INTEREST THAT MAY ARISE WHEN ALLIANCEBERNSTEIN HAS A PARTICULAR FINANCIAL INCENTIVE, SUCH AS A PERFORMANCE-BASED MANAGEMENT FEE, RELATING TO AN ACCOUNT. AN INVESTMENT PROFESSIONAL MAY PERCEIVE THAT HE OR SHE HAS AN INCENTIVE TO DEVOTE MORE TIME TO DEVELOPING AND ANALYZING INVESTMENT STRATEGIES AND OPPORTUNITIES OR ALLOCATING SECURITIES PREFERENTIALLY TO ACCOUNTS FOR WHICH ALLIANCEBERNSTEIN COULD SHARE IN INVESTMENT GAINS.

   TO ADDRESS THESE CONFLICTS OF INTEREST, ALLIANCEBERNSTEIN'S POLICIES AND PROCEDURES REQUIRE, AMONG OTHER THINGS, THE PROMPT DISSEMINATION TO INVESTMENT PROFESSIONALS OF ANY INITIAL OR CHANGED INVESTMENT RECOMMENDATIONS BY ANALYSTS; THE AGGREGATION OF ORDERS TO FACILITATE BEST EXECUTION FOR ALL ACCOUNTS; PRICE AVERAGING FOR ALL AGGREGATED ORDERS; OBJECTIVE ALLOCATION FOR LIMITED INVESTMENT OPPORTUNITIES (E.G., ON A ROTATIONAL BASIS) TO ENSURE FAIR AND EQUITABLE ALLOCATION AMONG ACCOUNTS; AND LIMITATIONS ON SHORT SALES OF SECURITIES. THESE PROCEDURES ALSO REQUIRE DOCUMENTATION AND REVIEW OF JUSTIFICATIONS FOR ANY DECISIONS TO MAKE INVESTMENTS ONLY FOR SELECT ACCOUNTS OR IN A MANNER DISPROPORTIONATE TO THE SIZE OF THE ACCOUNT.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   ALLIANCEBERNSTEIN'S COMPENSATION PROGRAM FOR INVESTMENT PROFESSIONALS IS DESIGNED TO BE COMPETITIVE AND EFFECTIVE IN ORDER TO ATTRACT AND RETAIN THE HIGHEST CALIBER EMPLOYEES. THE COMPENSATION PROGRAM FOR INVESTMENT PROFESSIONALS IS DESIGNED TO REFLECT THEIR ABILITY TO GENERATE LONG-TERM INVESTMENT SUCCESS FOR OUR CLIENTS, INCLUDING SHAREHOLDERS OF THE ALLIANCEBERNSTEIN MUTUAL FUNDS. INVESTMENT PROFESSIONALS DO NOT RECEIVE ANY DIRECT COMPENSATION BASED UPON THE INVESTMENT RETURNS OF ANY INDIVIDUAL CLIENT ACCOUNT, NOR IS COMPENSATION TIED DIRECTLY TO THE LEVEL OR CHANGE IN THE LEVEL OF ASSETS UNDER MANAGEMENT. INVESTMENT PROFESSIONALS' ANNUAL COMPENSATION IS COMPRISED OF THE FOLLOWING:

   (I)FIXED BASE SALARY: THIS IS GENERALLY THE SMALLEST PORTION OF COMPENSATION. THE BASE SALARY IS A RELATIVELY LOW, FIXED SALARY WITHIN A
   SIMILAR RANGE FOR ALL INVESTMENT PROFESSIONALS. THE BASE SALARY [IS DETERMINED AT THE OUTSET OF EMPLOYMENT BASED ON LEVEL OF EXPERIENCE,] DOES NOT CHANGE SIGNIFICANTLY FROM YEAR TO YEAR, AND HENCE, IS NOT PARTICULARLY SENSITIVE TO PERFORMANCE.

   (II)DISCRETIONARY INCENTIVE COMPENSATION IN THE FORM OF AN ANNUAL CASH BONUS:
   ALLIANCEBERNSTEIN'S OVERALL PROFITABILITY DETERMINES THE TOTAL AMOUNT OF INCENTIVE COMPENSATION AVAILABLE TO INVESTMENT PROFESSIONALS. THIS PORTION OF COMPENSATION IS DETERMINED SUBJECTIVELY BASED ON QUALITATIVE AND QUANTITATIVE FACTORS. IN EVALUATING THIS COMPONENT OF AN INVESTMENT PROFESSIONAL'S COMPENSATION, ALLIANCEBERNSTEIN CONSIDERS THE CONTRIBUTION TO HIS/HER TEAM OR DISCIPLINE AS IT RELATES TO THAT TEAM'S OVERALL CONTRIBUTION TO THE LONG-TERM INVESTMENT SUCCESS, BUSINESS RESULTS AND STRATEGY OF ALLIANCEBERNSTEIN. QUANTITATIVE FACTORS CONSIDERED INCLUDE, AMONG OTHER THINGS, RELATIVE INVESTMENT PERFORMANCE (E.G., BY COMPARISON TO COMPETITOR OR PEER GROUP FUNDS OR SIMILAR STYLES OF INVESTMENTS, AND APPROPRIATE, BROAD-BASED OR SPECIFIC MARKET INDICES), AND CONSISTENCY OF PERFORMANCE. THERE ARE NO SPECIFIC FORMULAS USED TO DETERMINE THIS PART OF AN INVESTMENT PROFESSIONAL'S COMPENSATION AND THE COMPENSATION IS NOT TIED TO ANY PRE-DETERMINED OR SPECIFIED LEVEL OF PERFORMANCE. ALLIANCEBERNSTEIN ALSO CONSIDERS QUALITATIVE FACTORS SUCH AS THE COMPLEXITY AND RISK OF INVESTMENT STRATEGIES INVOLVED IN THE STYLE OR TYPE OF ASSETS MANAGED BY THE INVESTMENT PROFESSIONAL; SUCCESS OF MARKETING/BUSINESS DEVELOPMENT EFFORTS AND CLIENT SERVICING; SENIORITY/LENGTH OF SERVICE WITH THE FIRM; MANAGEMENT AND SUPERVISORY RESPONSIBILITIES; AND FULFILLMENT OF ALLIANCEBERNSTEIN'S LEADERSHIP CRITERIA.

   (III)DISCRETIONARY INCENTIVE COMPENSATION IN THE FORM OF AWARDS UNDER ALLIANCEBERNSTEIN'S PARTNERS COMPENSATION PLAN ("DEFERRED AWARDS"):
   ALLIANCEBERNSTEIN'S OVERALL PROFITABILITY DETERMINES THE TOTAL AMOUNT OF DEFERRED AWARDS AVAILABLE TO INVESTMENT PROFESSIONALS. THE DEFERRED AWARDS ARE ALLOCATED AMONG INVESTMENT PROFESSIONALS BASED ON CRITERIA SIMILAR TO THOSE USED TO DETERMINE THE ANNUAL CASH BONUS. THERE IS NO FIXED FORMULA FOR DETERMINING THESE AMOUNTS. DEFERRED AWARDS, FOR WHICH THERE ARE VARIOUS INVESTMENT OPTIONS, VEST OVER A FOUR-YEAR PERIOD AND ARE GENERALLY FORFEITED IF THE EMPLOYEE RESIGNS OR ALLIANCEBERNSTEIN TERMINATES HIS/HER EMPLOYMENT. INVESTMENT OPTIONS UNDER THE DEFERRED AWARDS PLAN INCLUDE MANY OF THE SAME ALLIANCEBERNSTEIN MUTUAL FUNDS OFFERED TO MUTUAL FUND INVESTORS, THEREBY CREATING A CLOSE ALIGNMENT BETWEEN THE FINANCIAL INTERESTS OF THE INVESTMENT PROFESSIONALS AND THOSE OF ALLIANCEBERNSTEIN'S CLIENTS AND MUTUAL FUND SHAREHOLDERS WITH RESPECT TO THE PERFORMANCE OF THOSE MUTUAL FUNDS. ALLIANCEBERNSTEIN ALSO PERMITS DEFERRED AWARD RECIPIENTS TO ALLOCATE UP TO 50% OF THEIR AWARD TO INVESTMENTS IN ALLIANCEBERNSTEIN'S PUBLICLY TRADED EQUITY SECURITIES.

   (IV)CONTRIBUTIONS UNDER ALLIANCEBERNSTEIN'S PROFIT SHARING/401(K) PLAN: THE CONTRIBUTIONS ARE BASED ON ALLIANCEBERNSTEIN'S OVERALL PROFITABILITY. THE AMOUNT AND ALLOCATION OF THE CONTRIBUTIONS ARE DETERMINED AT THE SOLE DISCRETION OF ALLIANCEBERNSTEIN.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  - $1,000,000; or over $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE





/s/Jennifer Bergenfeld                                               12/8/2006
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Jennifer Bergenfeld
[(Printed Name of person signing)]


Vice President/Counsel
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                       Partners LargeCap Growth Fund II
                             [Name of Fund/Account
                               ]Prescott LeGard
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                               American Century
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     5      $5,053,839,293
                                        ---------------------------
 *  other pooled investment vehicles:...     0           N/A
                                        ---------------------------
 *  other accounts:.....................     3       $140,744,392
                                        ---------------------------

      For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0       N/A
                                        -------------------
 *  other pooled investment vehicles:...     0       N/A
                                        -------------------
 *  other accounts:.....................     0       N/A
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

   *****

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

BASE SALARY
Portfolio managers receive base pay in the form of a fixed annual salary.

BONUS
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the Partners LargeCap Growth Fund II.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

RESTRICTED STOCK PLANS
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

DEFERRED COMPENSATION PLANS
Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.


2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Mr. LeGard did not own any shares of the fund as of October 31, 2006, the fund's most recent fiscal year end.






/s/Ryan L. Blaine                                               December 8, 2006
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Ryan L. Blaine
[(Printed Name of person signing)]


Corporate Counsel, American Century Investments
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                       Partners LargeCap Growth Fund II
                             [Name of Fund/Account
                               ]Gregory Woodhams
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                               American Century
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     6      $5,069,683,233
                                        ---------------------------
 *  other pooled investment vehicles:...     0           N/A
                                        ---------------------------
 *  other accounts:.....................     4       $141,802,183
                                        ---------------------------

      For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0       N/A
                                        -------------------
 *  other pooled investment vehicles:...     0       N/A
                                        -------------------
 *  other accounts:.....................     0       N/A
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

   *****

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

BASE SALARY
Portfolio managers receive base pay in the form of a fixed annual salary.

BONUS
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the Partners LargeCap Growth Fund II.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

RESTRICTED STOCK PLANS
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

DEFERRED COMPENSATION PLANS
Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.


2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Mr. Woodhams did not own any shares of the fund as of October 31, 2006, the fund's most recent fiscal year end.








/s/Ryan L. Blaine                                               December 8, 2006
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Ryan L. Blaine
[(Printed Name of person signing)]


Corporate Counsel, American Century Investments
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                         Partners LargeCap Growth Fund
                             [Name of Fund/Account
                               ]Prescott LeGard
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                               American Century
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     5      $5,744,340,066
                                        ---------------------------
 *  other pooled investment vehicles:...     0           N/A
                                        ---------------------------
 *  other accounts:.....................     3       $140,744,392
                                        ---------------------------

      For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0       N/A
                                        -------------------
 *  other pooled investment vehicles:...     0       N/A
                                        -------------------
 *  other accounts:.....................     0       N/A
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

   *****

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

BASE SALARY
Portfolio managers receive base pay in the form of a fixed annual salary.

BONUS
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the Partners LargeCap Growth Fund.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

RESTRICTED STOCK PLANS
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

DEFERRED COMPENSATION PLANS
Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.


2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Mr. LeGard did not own any shares of the fund as of October 31, 2006, the fund's most recent fiscal year end.







/s/Ryan L. Blaine                                               December 8, 2006
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Ryan L. Blaine
[(Printed Name of person signing)]


Corporate Counsel, American Century Investments
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                         Partners LargeCap Growth Fund
                             [Name of Fund/Account
                               ]Gregory Woodhams
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                               American Century
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     6      $5,760,184,006
                                        ---------------------------
 *  other pooled investment vehicles:...     0           N/A
                                        ---------------------------
 *  other accounts:.....................     4       $141,802,183
                                        ---------------------------

      For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0       N/A
                                        -------------------
 *  other pooled investment vehicles:...     0       N/A
                                        -------------------
 *  other accounts:.....................     0       N/A
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

   *****

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

BASE SALARY
Portfolio managers receive base pay in the form of a fixed annual salary.

BONUS
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the Partners LargeCap Growth Fund.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

RESTRICTED STOCK PLANS
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

DEFERRED COMPENSATION PLANS
Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.


2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Mr. Woodhams did not own any shares of the fund as of October 31, 2006, the fund's most recent fiscal year end.







/s/Ryan L. Blaine                                               December 8, 2006
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Ryan L. Blaine
[(Printed Name of person signing)]


Corporate Counsel, American Century Investments
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                        Partners LargeCap Value Fund II
                             [Name of Fund/Account
                                ]Brendan Healy
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                               American Century
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2006 (the most recent practicable date).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     9      $3,806,751,486
                                        ---------------------------
 *  other pooled investment vehicles:...   **0**         N/A
                                        ---------------------------
 *  other accounts:.....................     3       $253,081,985
                                        ---------------------------

      For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0       N/A
                                        -------------------
 *  other pooled investment vehicles:...     0       N/A
                                        -------------------
 *  other accounts:.....................     0       N/A
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

   *****

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

BASE SALARY
Portfolio managers receive base pay in the form of a fixed annual salary.

BONUS
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the Partners LargeCap Value Fund II.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

RESTRICTED STOCK PLANS
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

DEFERRED COMPENSATION PLANS
Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.


2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

The portfolio manager did not own any shares of the fund as of October 31, 2006, the fund's most recent fiscal year end.







/s/Ryan L. Blaine                                               December 8, 2006
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Ryan L. Blaine
[(Printed Name of person signing)]


Corporate Counsel, American Century Investments
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                        Partners LargeCap Value Fund II
                             [Name of Fund/Account
                                ]Charles Ritter
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                               American Century
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2006 (the most recent practicable date).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     9      $3,806,751,486
                                        ---------------------------
 *  other pooled investment vehicles:...   **0**         N/A
                                        ---------------------------
 *  other accounts:.....................     3       $253,081,985
                                        ---------------------------

      For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0       N/A
                                        -------------------
 *  other pooled investment vehicles:...     0       N/A
                                        -------------------
 *  other accounts:.....................     0       N/A
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

   *****

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

BASE SALARY
Portfolio managers receive base pay in the form of a fixed annual salary.

BONUS
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the Partners LargeCap Value Fund II.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

RESTRICTED STOCK PLANS
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

DEFERRED COMPENSATION PLANS
Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.


2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

The portfolio manager did not own any shares of the fund as of October 31, 2006, the fund's most recent fiscal year end.







/s/Ryan L. Blaine                                               December 8, 2006
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Ryan L. Blaine
[(Printed Name of person signing)]


Corporate Counsel, American Century Investments
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                    PRINCIPAL PARTNERS SMALL CAP VALUE FUND
                                 [Name of Fund
                              ] COLEMAN M. BRANDT
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                         ARK ASSET MANAGEMENT CO., INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS      ASSETS
 *  registered investment companies: ...     0            0
                                        --------------------------
 *  other pooled investment vehicles:...     2       61,900,591
                                        --------------------------
 *  other accounts:.....................    77      1,945,800,465
                                        --------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   ARK'S MANAGEMENT DETERMINES LEVELS OF EACH PORFOLIO MANAGER'S COMPENSATION. COMPENSATION IS COMPRISED OF ANNUAL SALARY AND ANNUAL INCENTIVE BONUS. THERE IS NO PARTICULAR STRUCTURE OR FORMULA USED BY ARK TO DETERMINE ITS PORTFOLIO MANAGER'S COMPENSATION. EACH PORTFOLIO MANAGER'S COMPENSATION IS BASED UPON SEVERAL FACTORS, INCLUDING THE RELATIVE PERFORMANCE ACHIEVED VERSUS THE PORTFOLIO'S GROUPS BENHMARKS, THE FIRMS PROFITABILITY, THE THE PORTFOLIO MANAGER'S GROUP'S PROFITABILITY AND THE PORTFOLIO MANAGER'S: (1) CONTRIBUTION OF INVESTMENT IDEAS TO THE INVESTMENT PROCESS, (2) SKILL AS A PROFESSIONAL, AND (3) EFFECTIVE INTERFACE WITH CLIENTS AND OTHER PROFESSIONALS WITHIN THE FIRM.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000;  or  over  $1,000,000.  If  the  Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.




/s/Grace A. Zona                                                       1/11/07
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Grace A. Zona
[(Printed Name of person signing)]


Compliance Officer
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                    PRINCIPAL PARTNERS SMALL CAP VALUE FUND
                                 [Name of Fund
                            ] WILLIAM G. CHARCALIS
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                         ARK ASSET MANAGEMENT CO., INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS      ASSETS
 *  registered investment companies: ...     0            0
                                        --------------------------
 *  other pooled investment vehicles:...     2       61,900,591
                                        --------------------------
 *  other accounts:.....................    77      1,945,800,465
                                        --------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   ARK'S MANAGEMENT DETERMINES LEVELS OF EACH PORFOLIO MANAGER'S COMPENSATION. COMPENSATION IS COMPRISED OF ANNUAL SALARY AND ANNUAL INCENTIVE BONUS. THERE IS NO PARTICULAR STRUCTURE OR FORMULA USED BY ARK TO DETERMINE ITS PORTFOLIO MANAGER'S COMPENSATION. EACH PORTFOLIO MANAGER'S COMPENSATION IS BASED UPON SEVERAL FACTORS, INCLUDING THE RELATIVE PERFORMANCE ACHIEVED VERSUS THE PORTFOLIO'S GROUPS BENHMARKS, THE FIRMS PROFITABILITY, THE THE PORTFOLIO MANAGER'S GROUP'S PROFITABILITY AND THE PORTFOLIO MANAGER'S: (1) CONTRIBUTION OF INVESTMENT IDEAS TO THE INVESTMENT PROCESS, (2) SKILL AS A PROFESSIONAL, AND (3) EFFECTIVE INTERFACE WITH CLIENTS AND OTHER PROFESSIONALS WITHIN THE FIRM.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000;  or  over  $1,000,000.  If  the  Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.




/s/S. jay Mermelstein                                                  12/27/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


S. Jay Mermelstein
[(Printed Name of person signing)]


Chief Compliance Officer
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                               MID CAP VALUE FUND
                                 [Name of Fund
                               ] MARK GIAMBRONE
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                   BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS      ASSETS
 *  registered investment companies: ...     9      $3,910.8 MIL.
                                        --------------------------
 *  other pooled investment vehicles:...     0           $0
                                        --------------------------
 *  other accounts:.....................    15       $967.7 MIL.
                                        --------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF      TOTAL
                                         ACCOUNTS      ASSETS
 *  registered investment companies: ...     1      $3,470.3 MIL.
                                        --------------------------
 *  other pooled investment vehicles:...     0           $0
                                        --------------------------
 *  other accounts:.....................     0           $0
                                        --------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   ACTUAL OR POTENTIAL CONFLICTS OF INTEREST MAY ARISE WHEN A PORTFOLIO MANAGER HAS MANAGEMENT RESPONSIBILITIES TO MORE THAN ONE ACCOUNT (INCLUDING THE
   FUND). BHMS MANAGES POTENTIAL CONFLICTS BETWEEN FUNDS OR WITH OTHER TYPES OF ACCOUNTS THROUGH ALLOCATION POLICIES AND PROCEDURES, INTERNAL REVIEW PROCESSES AND OVERSIGHT BY DIRECTORS AND INDEPENDENT THIRD PARTIES TO ENSURE THAT NO CLIENT, REGARDLESS OF TYPE OR FEE STRUCTURE, IS INTENTIONALLY FAVORED AT THE EXPENSE OF ANOTHER. ALLOCATION POLICIES ARE DESIGNED TO ADDRESS POTENTIAL CONFLICTS IN SITUATIONS WHERE TWO OR MORE FUNDS OR ACCOUNTS PARTICIPATE IN INVESTMENT DECISIONS INVOLVING THE SAME SECURITIES.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   IN ADDITION TO BASE SALARY, ALL PORTFOLIO MANAGERS AND ANALYSTS SHARE IN A BONUS POOL THAT IS DISTRIBUTED SEMI-ANNUALLY. THE AMOUNT OF BONUS COMPENSATION IS BASED ON QUANTITATIVE AND QUALITATIVE FACTORS. ANALYSTS AND PORTFOLIO MANAGERS ARE RATED ON THEIR VALUE ADDED TO THE TEAM-ORIENTED INVESTMENT PROCESS. COMPENSATION IS NOT TIED TO A PUBLISHED OR PRIVATE BENCHMARK. IT IS IMPORTANT TO UNDERSTAND THAT CONTRIBUTIONS TO THE OVERALL INVESTMENT PROCESS MAY INCLUDE NOT RECOMMENDING SECURITIES IN AN ANALYST'S SECTOR IF THERE ARE NO COMPELLING OPPORTUNITIES IN THE INDUSTRIES COVERED BY THAT ANALYST.

   IN ADDITION, MANY OF OUR EMPLOYEES, INCLUDING ALL PORTFOLIO MANAGERS AND ANALYSTS, HAVE EQUITY OWNERSHIP IN THE FIRM THROUGH "PHANTOM STOCK" IN BHMS, AS WELL AS PARTICIPATION IN A LONG-TERM INCENTIVE PLAN WITH OLD MUTUAL ASSET MANAGEMENT (US). ALSO, ALL PARTNERS OF THE FIRM RECEIVE, ON A QUARTERLY BASIS, A SHARE OF THE FIRM'S PROFITS, WHICH ARE, TO A GREAT EXTENT, RELATED TO THE PERFORMANCE OF THE ENTIRE INVESTMENT TEAM.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.






/s/Patricia B. Andres                                          November 9, 2006
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Patricia B. Andrews
[(Printed Name of person signing)]


Chief Compliance Officer
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                               MID CAP VALUE FUND
                                 [Name of Fund
                               ] JAMES P. BARROW
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                   BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
                                   [Firm Name]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

3. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts managed within each  of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...    15      $33,956.1 MIL.
                                        ---------------------------
 *  other pooled investment vehicles:...     0            $0
                                        ---------------------------
 *  other accounts:.....................    27      $2,957.5 MIL.
                                        ---------------------------

      or each of the categories,  the number of accounts and the total assets in
      the  accounts  with  respect to  which   advisory  fee  is  based  on  the
      performance of the account

                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     3      $31,811.3 MIL.
                                        ---------------------------
 *  other pooled investment vehicles:...     0            $0
                                        ---------------------------
 *  other accounts:.....................     0            $0
                                        ---------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   ACTUAL OR POTENTIAL CONFLICTS OF INTEREST MAY ARISE WHEN A PORTFOLIO MANAGER HAS MANAGEMENT RESPONSIBILITIES TO MORE THAN ONE ACCOUNT (INCLUDING THE
   FUND). BHMS MANAGES POTENTIAL CONFLICTS BETWEEN FUNDS OR WITH OTHER TYPES OF ACCOUNTS THROUGH ALLOCATION POLICIES AND PROCEDURES, INTERNAL REVIEW PROCESSES AND OVERSIGHT BY DIRECTORS AND INDEPENDENT THIRD PARTIES TO ENSURE THAT NO CLIENT, REGARDLESS OF TYPE OR FEE STRUCTURE, IS INTENTIONALLY FAVORED AT THE EXPENSE OF ANOTHER. ALLOCATION POLICIES ARE DESIGNED TO ADDRESS POTENTIAL CONFLICTS IN SITUATIONS WHERE TWO OR MORE FUNDS OR ACCOUNTS PARTICIPATE IN INVESTMENT DECISIONS INVOLVING THE SAME SECURITIES.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   IN ADDITION TO BASE SALARY, ALL PORTFOLIO MANAGERS AND ANALYSTS SHARE IN A BONUS POOL THAT IS DISTRIBUTED SEMI-ANNUALLY. THE AMOUNT OF BONUS COMPENSATION IS BASED ON QUANTITATIVE AND QUALITATIVE FACTORS. ANALYSTS AND PORTFOLIO MANAGERS ARE RATED ON THEIR VALUE ADDED TO THE TEAM-ORIENTED INVESTMENT PROCESS. COMPENSATION IS NOT TIED TO A PUBLISHED OR PRIVATE BENCHMARK. IT IS IMPORTANT TO UNDERSTAND THAT CONTRIBUTIONS TO THE OVERALL INVESTMENT PROCESS MAY INCLUDE NOT RECOMMENDING SECURITIES IN AN ANALYST'S SECTOR IF THERE ARE NO COMPELLING OPPORTUNITIES IN THE INDUSTRIES COVERED BY THAT ANALYST.

   IN ADDITION, MANY OF OUR EMPLOYEES, INCLUDING ALL PORTFOLIO MANAGERS AND ANALYSTS, HAVE EQUITY OWNERSHIP IN THE FIRM THROUGH "PHANTOM STOCK" IN BHMS, AS WELL AS PARTICIPATION IN A LONG-TERM INCENTIVE PLAN WITH OLD MUTUAL ASSET MANAGEMENT (US). ALSO, ALL PARTNERS OF THE FIRM RECEIVE, ON A QUARTERLY BASIS, A SHARE OF THE FIRM'S PROFITS, WHICH ARE, TO A GREAT EXTENT, RELATED TO THE PERFORMANCE OF THE ENTIRE INVESTMENT TEAM.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.




/s/Patricia B. Andres                                          November 9, 2006
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Patricia B. Andrews
             [(Printed Name of person signing)]


Chief Compliance Officer
                 [(Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                    PIF-Principal LargeCap Growth Fund II and
                        PIF-Partners LargeCap Value Fund
                           (Cash Equitization portion)
                                  Name of Fund
                                   James Boffa
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                              BNY Asset Management
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                                    NUMBER OF         TOTAL
                                                    ACCOUNTS          ASSETS

        >>  registered investment companies: ......    5           $12,923 Mil
                                                   ------------   --------------
                                                   ------------   --------------
        >>  other pooled investment vehicles:......    2            $8,466 Mil
                                                   ------------   --------------
                                                   ------------   --------------
        >>  other accounts:........................   356           $13,579 Mil
                                                   ------------    -------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                    NUMBER OF          TOTAL
                                                     ACCOUNTS         ASSETS

        >>  registered investment companies: ......
                                                   -------------    -----------
                                                   -------------    -----------
        >>  other pooled investment vehicles:......
                                                   -------------    -----------
                                                   -------------    -----------
        >>  other accounts:........................
                                                   -------------    -----------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     None

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The compensation package consists of base and bonus, plus other Bank components such as 401k, defined contribution plan and benefits. The majority of the bonus pool for the team is driven by the success of both short (1 year) and longer term performance (3 and 5 year). Success is determined by relative performance versus the passive benchmark and peer group rankings. The head of the team's bonus is determined by the head of Institutional Asset Management and the head of BNY Asset Management. The head of the team then determines, in conjunction with the head of Institutional Asset Management, the bonuses for the team members. Bonuses are determined by performance contribution to team, evaluated using quantitative judgments based on performance attribution (approximately 80%) and qualitative judgments based on revenue retention, client interaction and contribution to the team dynamic (approximately 20%).

     The bonus consists of cash, deferred cash, stock grants and stock options. Deferral is considered for greater incentive earners particularly as awards increase.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     Not applicable.

     As access person we are subject to all compliance and precertification requirements.





/s/James Boffa                                                         1/19/2007
---------------------------------------------------------------       ---------
(Signature of person authorized to sign on behalf of the Sub-Advisor)   (Date)


James Boffa
(Printed Name of person signing)


Vice President
(Title of person signing)

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE

                    PIF-Principal LargeCap Growth Fund II and
                        PIF-Partners LargeCap Value Fund
                           (Cash Equitization portion)
                                  [Name of Fund
                                   ] KURT ZYLA
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                        ]
                              BNY ASSET MANAGEMENT
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF   TOTAL
                                         ACCOUNTS    ASSETS
 *  registered investment companies: ...     2       533.2
                                        ---------------------
 *  other pooled investment vehicles:...    10      6,089.6
                                        ---------------------
 *  other accounts:.....................    88      14,274.4
                                        ---------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...   *****    *****
                                        -------------------
 *  other pooled investment vehicles:...   *****    *****
                                        -------------------
 *  other accounts:.....................   *****    *****
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE COMPENSATION  PACKAGE  CONSISTS  OF  BASE  AND  BONUS,  PLUS  OTHER  BANK
   COMPONENTS SUCH AS 401K, DEFINED CONTRIBUTION PLAN AND BENEFITS. THE MAJORITY OF THE BONUS POOL FOR THE TEAM IS DRIVEN BY THE SUCCESS OF BOTH SHORT (1 YEAR) AND LONGER TERM PERFORMANCE (3 AND 5 YEAR). SUCCESS IS DETERMINED BY RELATIVE PERFORMANCE VERSUS THE PASSIVE BENCHMARK AND PEER GROUP RANKINGS. THE HEAD OF THE TEAM'S BONUS IS DETERMINED BY THE HEAD OF INSTITUTIONAL ASSET MANAGEMENT AND THE HEAD OF BNY ASSET MANAGEMENT.
   THE HEAD OF THE TEAM THEN DETERMINES, IN CONJUNCTION WITH THE HEAD OF INSTITUTIONAL ASSET MANAGEMENT, THE BONUSES FOR THE TEAM MEMBERS. BONUSES ARE DETERMINED BY PERFORMANCE CONTRIBUTION TO TEAM, EVALUATED USING QUANTITATIVE JUDGMENTS BASED ON PERFORMANCE ATTRIBUTION (APPROXIMATELY 80%) AND QUALITATIVE JUDGMENTS BASED ON REVENUE RETENTION, CLIENT INTERACTION AND CONTRIBUTION TO THE TEAM DYNAMIC (APPROXIMATELY 20%).

   THE BONUS CONSISTS OF CASH, DEFERRED CASH, STOCK GRANTS AND STOCK OPTIONS. DEFERRAL IS CONSIDERED FOR GREATER INCENTIVE EARNERS PARTICULARLY AS AWARDS INCREASE.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000. If the Portfolio Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   BECAUSE THE EQUITY INDEX IS BASED ON REPLICATION OF THE INDEX RATHER THAN STOCK PICKING BY THE PORTFOLIO MANAGERS, WE DO NOT TRACK THEIR PERSONAL SECURITY HOLDINGS AGAINST THE INDEX FUNDS.

   AS ACCESS PERSONS WE ARE SUBJECT TO ALL COMPLIANCE AND PRECERTIFICATION REQUIREMENTS.





/s/Kurt Zyla                                                           1-16-07
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Kurt Zyla
[(Printed Name of person signing)]


Managing Director & CIO, Head of Quantitative Equity Management
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


             Principal Investors Fund, Inc. - Large Cap Growth Fund
                             [Name of Fund/Account
                                 ]Anthony Rizza
                           [Name of Portfolio Manager
                                       ]
                           Columbus Circle Investors
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF    TOTAL
                                         ACCOUNTS     ASSETS
 *  registered investment companies: ...     5      $1,370.9 M
                                        -----------------------
 *  other pooled investment vehicles:...     2      $1,132.5 M
                                        -----------------------
 *  other accounts:.....................    54      $2,212.7 M
                                        -----------------------

      For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                         NUMBER OF   TOTAL
                                         ACCOUNTS    ASSETS
 *  registered investment companies: ...     0         $0
                                        ---------------------
 *  other pooled investment vehicles:...     0         $0
                                        ---------------------
 *  other accounts:.....................     2      $111.6 M
                                        ---------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.
   None.


   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   COLUMBUS CIRCLE INVESTORS SEEKS TO MAINTAIN A COMPETITIVE COMPENSATION PROGRAM BASED ON INVESTMENT MANAGEMENT INDUSTRY STANDARDS TO ATTRACT AND RETAIN SUPERIOR INVESTMENT PROFESSIONALS. COMPENSATION STRUCTURE IS COMPRISED OF THE FOLLOWING:

      BASE SALARY - EACH PORTFOLIO MANAGER IS PAID A FIXED BASE SALARY, WHICH VARIES AMONG PORTFOLIO MANAGERS DEPENDING ON THE EXPERIENCE AND RESPONSIBILITIES OF THE PORTFOLIO MANAGER. THE FIRM'S GOAL IS TO MAINTAIN COMPETITIVE BASE SALARIES THROUGH AN ANNUAL REVIEW PROCESS, WHICH INCLUDES AN ANALYSIS OF INDUSTRY STANDARDS, MARKET CONDITIONS, AND SALARY SURVEYS.

      BONUS - EACH PORTFOLIO MANAGER IS ELIGIBLE TO RECEIVE AN ANNUAL BONUS. TARGETED BONUS AMOUNTS VERY AMONG PORTFOLIO MANAGERS BASED ON THE EXPERIENCE LEVEL AND RESPONSIBILITIES OF THE PORTFOLIO MANAGER. BONUS COMPENSATION IS BASED UPON THE PERFORMANCE OF THE INVESTMENT STRATEGY FOR WHICH THE PORTFOLIO MANAGER IS RESPONSIBLE AND THE ROLE THE PORTFOLIO MANAGER PLAYS IN THAT PERFORMANCE, PLUS THE VALUE TO THE FIRM THAT THE STRATEGY THE PORTFOLIO MANAGER HAS PROVIDED. VALUE TO THE FIRM IS RELATED TO THE ASSETS UNDER MANAGEMENT THAT EMPLOY THE PORTFOLIO MANAGER'S STRATEGY AS WELL AS THE PART THAT SUCCESS AND THE PORTFOLIO MANAGER PERSONALLY PLAY IN OVERALL FIRM SUCCESS. PORTFOLIO MANAGERS WHO ARE PARTNERS RECEIVE QUARTERLY BONUS COMPENSATION BASED UPON OVERALL REVENUE GENERATED BY THE PRODUCTS FOR WHICH THEY ARE RESPONSIBLE.

      EQUITY PAYMENTS - PORTFOLIO MANAGERS WHO ARE PARTNERS OF CCI RECEIVE QUARTERLY DISTRIBUTIONS BASED UPON THEIR EQUITY OWNERSHIP SHARE AND FIRM PROFITABILITY. WE BELIEVE THIS STRUCTURE ALLOWS US TO RETAIN HIGHLY QUALIFIED PORTFOLIO MANAGERS, AS IT PROVIDES THE OPPORTUNITY TO SHARE DIRECTLY IN THE SUCCESS OF THE BUSINESS.

   EACH PORTFOLIO MANAGER IS ELIGIBLE TO PARTICIPATE IN A COMPETITIVE BENEFITS PACKAGE INCLUDING HEALTH AND RETIREMENT BENEFITS [ IN THE FORM OF 401(K) PLAN], WHICH ARE AVAILABLE TO ALL OF COLUMBUS CIRCLE EMPLOYEES.



2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE




/s/Frank A. Cuttia                                                      12/5/06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]

Frank Cuttita
[(Printed Name of person signing)]

Chief Administrative Officer
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


              Principal Investors Fund, Inc. - Mid Cap Growth Fund
                             [Name of Fund/Account
                                 ]Clifford Fox
                           [Name of Portfolio Manager
                                       ]
                           Columbus Circle Investors
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF    TOTAL
                                         ACCOUNTS     ASSETS
 *  registered investment companies: ...     2       $339.2 M
                                        -----------------------
 *  other pooled investment vehicles:...     4       $215.6 M
                                        -----------------------
 *  other accounts:.....................    99      $1,457.5 M
                                        -----------------------

      For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.
   None.


   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   COLUMBUS CIRCLE INVESTORS SEEKS TO MAINTAIN A COMPETITIVE COMPENSATION PROGRAM BASED ON INVESTMENT MANAGEMENT INDUSTRY STANDARDS TO ATTRACT AND RETAIN SUPERIOR INVESTMENT PROFESSIONALS. COMPENSATION STRUCTURE IS COMPRISED OF THE FOLLOWING:

      BASE SALARY - EACH PORTFOLIO MANAGER IS PAID A FIXED BASE SALARY, WHICH VARIES AMONG PORTFOLIO MANAGERS DEPENDING ON THE EXPERIENCE AND RESPONSIBILITIES OF THE PORTFOLIO MANAGER. THE FIRM'S GOAL IS TO MAINTAIN COMPETITIVE BASE SALARIES THROUGH AN ANNUAL REVIEW PROCESS, WHICH INCLUDES AN ANALYSIS OF INDUSTRY STANDARDS, MARKET CONDITIONS, AND SALARY SURVEYS.

      BONUS - EACH PORTFOLIO MANAGER IS ELIGIBLE TO RECEIVE AN ANNUAL BONUS. TARGETED BONUS AMOUNTS VERY AMONG PORTFOLIO MANAGERS BASED ON THE EXPERIENCE LEVEL AND RESPONSIBILITIES OF THE PORTFOLIO MANAGER. BONUS COMPENSATION IS BASED UPON THE PERFORMANCE OF THE INVESTMENT STRATEGY FOR WHICH THE PORTFOLIO MANAGER IS RESPONSIBLE AND THE ROLE THE PORTFOLIO MANAGER PLAYS IN THAT PERFORMANCE, PLUS THE VALUE TO THE FIRM THAT THE STRATEGY THE PORTFOLIO MANAGER HAS PROVIDED. VALUE TO THE FIRM IS RELATED TO THE ASSETS UNDER MANAGEMENT THAT EMPLOY THE PORTFOLIO MANAGER'S STRATEGY AS WELL AS THE PART THAT SUCCESS AND THE PORTFOLIO MANAGER PERSONALLY PLAY IN OVERALL FIRM SUCCESS. PORTFOLIO MANAGERS WHO ARE PARTNERS RECEIVE QUARTERLY BONUS COMPENSATION BASED UPON OVERALL REVENUE GENERATED BY THE PRODUCTS FOR WHICH THEY ARE RESPONSIBLE.

      EQUITY PAYMENTS - PORTFOLIO MANAGERS WHO ARE PARTNERS OF CCI RECEIVE QUARTERLY DISTRIBUTIONS BASED UPON THEIR EQUITY OWNERSHIP SHARE AND FIRM PROFITABILITY. WE BELIEVE THIS STRUCTURE ALLOWS US TO RETAIN HIGHLY QUALIFIED PORTFOLIO MANAGERS, AS IT PROVIDES THE OPPORTUNITY TO SHARE DIRECTLY IN THE SUCCESS OF THE BUSINESS.

   EACH PORTFOLIO MANAGER IS ELIGIBLE TO PARTICIPATE IN A COMPETITIVE BENEFITS PACKAGE INCLUDING HEALTH AND RETIREMENT BENEFITS [ IN THE FORM OF 401(K) PLAN], WHICH ARE AVAILABLE TO ALL OF COLUMBUS CIRCLE EMPLOYEES.



2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   $100,000 - $500,000





/s/ Frank A. Cuttita                                                    12/5/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]

                         Frank Cuttita

             [(Printed Name of person signing)]

                         Chief Administrative Officer

                 [(Title of person signing)
]
Chief Administrative Officer

         MANAGEMENT OF THE PARTNERS SMALLCAP VALUE FUND II (THE "FUND")

     Dimensional Fund Advisors LP ("Dimensional")[[[1]] serves as a sub-advisor to the Fund. As such, Dimensional is responsible for the Fund's assets. The Fund is managed using a team approach. The investment team includes the Investment Committee of Dimensional, portfolio managers and all other trading personnel.

     The Investment Committee is composed primarily of certain officers and
directors of Dimensional who are appointed annually.   As of the date of this
Prospectus the Investment Committee has seven members. Investment decisions for the Fund are made by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.

     In accordance with the team approach used to manage the Fund, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily decisions regarding the portfolios managed by Dimensional including running buy and sell programs based on the parameters established by the Investment Committee. Robert T. Deere coordinates the efforts of all other portfolio managers with respect to domestic equity portfolios. For this reason, Dimensional has identified Mr. Deere as primarily responsible for the day-to-day management of the Fund.

     Mr. Deere is a Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. Mr. Deere received his MBA from the University of California at Los Angeles in 1991. He also holds a B.S. and a B.A. from the University of California at San Diego. Mr. Deere joined Dimensional in 1991 and has been responsible for the domestic equity portfolios since 1994.



                               PORTFOLIO MANAGER


INVESTMENTS IN THE FUND

       Information relating to the portfolio manager's ownership (including the ownership of his or her immediate family) in the Fund in this SAI as of October 31, 2006 is set forth in the chart below.

                                                          DOLLAR RANGE OF FUND SHARES OWNED
NAME OF PORTFOLIO MANAGER PORTFOLIO
Robert T. Deere           Partners SmallCap Value Fund II None

DESCRIPTION OF COMPENSATION STRUCTURE

   Portfolio managers receive a base salary, an incentive bonus and may receive a commission based on services provided to certain clients of Dimensional. Compensation of a portfolio manager is determined by Dimensional and is based on a portfolio manager's experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Funds or other accounts that they manage or on the value of assets held in the Funds' portoflios. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Each portfolio manager's compensation consists of the following:

   {circle}BASE SALARY.  Each portfolio manager is paid a base salary.
      Dimensional considers the factors above to determine each portfolio manager's base salary.

   {circle}SEMI-ANNUAL BONUS. Each portfolio manager receives a bonus that is based on the factors described above. The bonus is paid two times per year.

   {circle}COMMISSIONS FOR CLIENT SERVICES.   Certain portfolio managers may
      receive a commission based on services the portfolio manager provides to certain clients of Dimensional.

   Portfolio managers may be awarded the right to purchase an equity interest in Dimensional or its parent company, as determined from time to time by the Board of Directors of Dimensional's parent company or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.


OTHER MANAGED ACCOUNTS

       In addition to the Portfolio, each portfolio manager manages (i) other U.S. registered investment companies advised or sub-advised by Dimensional, (ii) other pooled investment vehicles that are not U.S. registered mutual funds and
(iii) other accounts managed for organizations and individuals. The following table sets forth information regarding accounts other than the Portfolio for which each portfolio manager has the day-to-day management responsibilities.


NAME OF    NUMBER OF ACCOUNTS MANAGED AND TOTAL ASSETS BY CATEGORY AS  NUMBER OF ACCOUNTS MANAGED AND TOTAL ASSETS BY CATEGORY AS
PORTFOLIO  OF OCTOBER 31, 2006                                         OF OCTOBER 31, 2006 FOR WHICH ADVISORY FEE IS PERFORMANCE-
MANAGER                                                                BASED
Robert T.     {circle}19 U.S. registered mutual funds with                {circle}None with respect to registered mutual funds.
Deere            approximately $46,436 million in total assets under
                 management.
              {circle}8 unregistered pooled investment vehicles with      {circle}1 unregistered pooled investment vehicle with
                 approximately $10,031 million in total assets under         approximately $303 million in total assets under
                 management.                                                 management.
              {circle}39 other accounts with approximately $2,859         {circle}None with respect to other accounts.
                 million in total assets under management.


       Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to the Fund and also simultaneously other accounts. Other accounts include registered mutual funds and other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals ("other accounts"). Other accounts may have similar investment objectives to the Fund, or purchase, sell or hold securities that are eligible to be purchased, sold or held by the Fund. Actual or apparent conflicts of interest include:

   {circle}Time Management. The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or other accounts. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

   {circle}Investment Opportunities. It is possible that at times identical securities will be held by more than one fund and/or other account. However, positions in the same security may vary and the length of time that any fund or other account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across multiple accounts.

   {circle}Broker Selection. With respect to securities transactions for the Fund, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account.

   {circle}Performance-Based Fees. For some accounts, Dimensional may be compensated based on the profitability of the account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to other accounts where Dimensional is paid based on a percentage of assets in that the portfolio manager may have an incentive to allocate securities preferentially to the accounts where Dimensional might share in investment gains.

   {circle}Client Service Responsibilities.   A conflict may arise where a
      portfolio manager receives a commission for servicing a client in that the portfolio manager may have an incentive to favor the account of that client over other accounts that the portfolio manager manages.

   {circle}Investment in the Fund. A portfolio manager or his/her relatives may invest in a portfolio that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the portfolio in which the portfolio manager or his/her relatives invest preferentially as compared to other Funds or Accounts for which they have portfolio management responsibilities.

   Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.


Footnotes

][1][] Effective November 3, 2006, Dimensional converted its organizational structure from Dimensional Fund Advisors Inc., a Delaware corporation, to Dimensional Fund Advisors LP, a Delaware limited partnership. All references to "Dimensional" or the "Sub-Adviser" hereafter shall be to Dimensional Fund Advisors LP, formerly known as Dimensional Fund Advisors Inc.





/s/Robert T. Deere
[(Signature of person authorized to sign on behalf of the Sub-Advisor)]


Robert T. Deere
[(Printed Name of person signing)]


Vice President and Senior Portfolio Manager
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                            PIF EQUITY INCOME FUND I
                                 [Name of Fund
                               ] JOSEPH T. SUTY
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                          EDGE ASSET MANAGEMENT, INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF     TOTAL
                                         ACCOUNTS      ASSETS
 *  registered investment companies: ...     1      $366,800,000
                                        -------------------------
 *  other pooled investment vehicles:...     0           0
                                        -------------------------
 *  other accounts:.....................     0           0
                                        -------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   MATERIAL CONFLICTS OF INTEREST MAY ARISE WHEN A FUND'S PORTFOLIO MANAGER ALSO HAS DAY-TO-DAY MANAGEMENT RESPONSIBILITIES WITH RESPECT TO ONE OR MORE OTHER FUNDS OR OTHER ACCOUNTS, AS IS THE CASE FOR THE PORTFOLIO MANAGER LISTED ABOVE.

   A PORTFOLIO MANAGER WHO IS RESPONSIBLE FOR MANAGING MULTIPLE FUNDS AND/OR ACCOUNTS MAY DEVOTE UNEQUAL TIME AND ATTENTION TO THE MANAGEMENT OF THOSE FUNDS AND/OR ACCOUNTS. AS A RESULT, THE PORTFOLIO MANAGER MAY NOT BE ABLE TO FORMULATE AS COMPLETE A STRATEGY OR IDENTIFY EQUALLY ATTRACTIVE INVESTMENT OPPORTUNITIES FOR EACH OF THOSE ACCOUNTS AS MIGHT BE THE CASE IF HE OR SHE WERE TO DEVOTE SUBSTANTIALLY MORE ATTENTION TO THE MANAGEMENT OF A SINGLE FUND. THE EFFECTS OF THIS POTENTIAL CONFLICT MAY BE MORE PRONOUNCED WHERE FUNDS AND/OR ACCOUNTS OVERSEEN BY A PARTICULAR PORTFOLIO MANAGER HAVE DIFFERENT INVESTMENT STRATEGIES.

   IF THE PORTFOLIO MANAGER IDENTIFIES A LIMITED INVESTMENT OPPORTUNITY THAT MAY BE SUITABLE FOR MULTIPLE FUNDS AND/OR ACCOUNTS, THE OPPORTUNITY MAY BE ALLOCATED AMONG THESE SEVERAL FUNDS OR ACCOUNTS, WHICH MAY LIMIT A FUND'S ABILITY TO TAKE FULL ADVANTAGE OF THE INVESTMENT OPPORTUNITY.

   AT TIMES, THE PORTFOLIO MANAGER MAY DETERMINE THAT AN INVESTMENT OPPORTUNITY MAY BE APPROPRIATE FOR ONLY SOME OF THE FUNDS AND/OR ACCOUNTS FOR WHICH HE OR SHE EXERCISES INVESTMENT RESPONSIBILITY, OR MAY DECIDE THAT CERTAIN OF THE FUNDS AND/OR ACCOUNTS SHOULD TAKE DIFFERING POSITIONS WITH RESPECT TO A PARTICULAR SECURITY. IN THESE CASES, THE PORTFOLIO MANAGER MAY PLACE SEPARATE TRANSACTIONS FOR ONE OR MORE FUNDS OR ACCOUNTS WHICH MAY AFFECT THE MARKET PRICE OF THE SECURITY OR THE EXECUTION OF THE TRANSACTION, OR BOTH, TO THE DETRIMENT OR BENEFIT OF ONE OR MORE OTHER FUNDS AND/OR ACCOUNTS.

   A PORTFOLIO MANAGER MAY BE ABLE TO SELECT OR INFLUENCE THE SELECTION OF THE BROKERS AND DEALERS THAT ARE USED TO EXECUTE SECURITIES TRANSACTIONS FOR THE FUNDS AND/OR ACCOUNT THAT THEY SUPERVISE. IN ADDITION TO EXECUTING TRADES, SOME BROKERS AND DEALERS PROVIDE PORTFOLIO MANAGERS WITH BROKERAGE AND RESEARCH SERVICES (AS THOSE TERMS ARE DEFINED IN SECTION 28(E) OF THE SECURITIES EXCHANGE ACT OF 1934), WHICH MAY RESULT IN THE PAYMENT OF HIGHER BROKERAGE FEES THAN MIGHT HAVE OTHERWISE BEEN AVAILABLE. THESE SERVICES MAY BE MORE BENEFICIAL TO CERTAIN FUNDS OR ACCOUNTS THAN TO OTHERS. ALTHOUGH THE PAYMENT OF BROKERAGE COMMISSIONS IS SUBJECT TO THE REQUIREMENT THAT THE PORTFOLIO MANAGER DETERMINE IN GOOD FAITH THAT THE COMMISSIONS ARE REASONABLE IN RELATION TO THE VALUE OF THE BROKERAGE AND RESEARCH SERVICES PROVIDED TO THE FUND, A PORTFOLIO MANAGER'S DECISION AS TO THE SELECTION OF BROKERS AND DEALERS COULD YIELD DISPROPORTIONATE COSTS AND BENEFITS AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES.

   A CONFLICT OF INTEREST MAY ARISE WHERE THE FINANCIAL OR OTHER BENEFITS AVAILABLE TO THE PORTFOLIO MANAGER DIFFER AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES. IF THE STRUCTURE OF THE INVESTMENT ADVISOR'S MANAGEMENT FEE AND/OR THE PORTFOLIO MANAGER'S COMPENSATION DIFFERS AMONG FUNDS AND/OR ACCOUNTS (SUCH AS WHERE CERTAIN FUNDS OR ACCOUNTS PAY HIGHER MANAGEMENT FEES ), THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO HELP CERTAIN FUNDS AND/OR ACCOUNTS OVER OTHERS. THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO FAVOR FUNDS AND/OR ACCOUNTS IN WHICH HE OR SHE HAS AN INTEREST OR IN WHICH THE INVESTMENT ADVISOR AND/OR ITS AFFILIATES HAVE INTERESTS. SIMILARLY, THE DESIRE TO MAINTAIN ASSETS UNDER MANAGEMENT OR TO ENHANCE THE PORTFOLIO MANAGER'S PERFORMANCE RECORD OR TO DERIVE OTHER REWARDS, FINANCIAL OR OTHERWISE, COULD INFLUENCE THE PORTFOLIO MANAGER IN AFFORDING PREFERENTIAL TREATMENT TO THOSE FUNDS AND/OR ACCOUNTS THAT COULD MOST SIGNIFICANTLY BENEFIT THE PORTFOLIO MANAGER.

   EDGE ASSET MANAGEMENT, INC. OR AN AFFILIATE OF EITHER MAY PROVIDE MORE SERVICES (SUCH AS DISTRIBUTION OR RECORDKEEPING) FOR SOME TYPES OF FUNDS OR ACCOUNTS THAN FOR OTHERS. IN SUCH CASES, THE PORTFOLIO MANAGER MAY BENEFIT, EITHER DIRECTLY OR INDIRECTLY, BY DEVOTING DISPROPORTIONATE ATTENTION TO THE MANAGEMENT OF FUNDS AND/OR ACCOUNTS THAT PROVIDE GREATER OVERALL RETURNS TO THE INVESTMENT MANAGER AND ITS AFFILIATES.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE PORTFOLIO MANAGER RECEIVES A FIXED SALARY AS WELL AS INCENTIVE-BASED COMPENSATION. SALARY IS BASED UPON A VARIETY OF FACTORS INCLUDING EDUCATION, PROFESSIONAL EXPERIENCE, SENIORITY AND ANNUAL SURVEYS OF INVESTMENT ADVISOR COMPENSATION. THE INCENTIVE-BASED PORTION OF THE PORTFOLIO MANAGER'S COMPENSATION IS DETERMINED BY AN EVALUATION OF PROFESSIONAL AND INVESTMENT PERFORMANCE. PROFESSIONAL PERFORMANCE IS ASSESSED BY REFERENCE TO THE PORFOLIO MANAGER'S SATISFACTION OF GOALS SUCH AS THOSE RELATED TO COMPLIANCE, TEAM CONTRIBUTION, AND RESEARCH, ALL OF WHICH ARE INHERENTLY SUBJECTIVE. THE PORTFOLIO MANAGER'S INVESTMENT PERFORMANCE FOR COMPENSATION PURPOSES IS MEASURED BY THE FUND'S 1-, 2-, 3- AND 5-YEAR PERCENTILE RANKINGS AMONG ITS LIPPER EQUITY INCOME FUNDS PEERS.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   THE PORTFOLIO MANAGER DOES NOT BENEFICIALLY OWN SHARES OF THE FUND.





/s/Alex Ghazanfari                                                      1/8/07
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Alex Ghazanfari
[(Printed Name of person signing)]


Chief Compliance Officer
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                             PIF HIGH YIELD FUND II
                                 [Name of Fund
                            ] GARY J. POKRZYWINSKI
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                          EDGE ASSET MANAGEMENT, INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF     TOTAL
                                         ACCOUNTS      ASSETS
 *  registered investment companies: ...     1      $199,200,000
                                        -------------------------
 *  other pooled investment vehicles:...     0           0
                                        -------------------------
 *  other accounts:.....................     0           0
                                        -------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   MATERIAL CONFLICTS OF INTEREST MAY ARISE WHEN A FUND'S PORTFOLIO MANAGER ALSO HAS DAY-TO-DAY MANAGEMENT RESPONSIBILITIES WITH RESPECT TO ONE OR MORE OTHER FUNDS OR OTHER ACCOUNTS, AS IS THE CASE FOR THE PORTFOLIO MANAGER LISTED ABOVE.

   A PORTFOLIO MANAGER WHO IS RESPONSIBLE FOR MANAGING MULTIPLE FUNDS AND/OR ACCOUNTS MAY DEVOTE UNEQUAL TIME AND ATTENTION TO THE MANAGEMENT OF THOSE FUNDS AND/OR ACCOUNTS. AS A RESULT, THE PORTFOLIO MANAGER MAY NOT BE ABLE TO FORMULATE AS COMPLETE A STRATEGY OR IDENTIFY EQUALLY ATTRACTIVE INVESTMENT OPPORTUNITIES FOR EACH OF THOSE ACCOUNTS AS MIGHT BE THE CASE IF HE OR SHE WERE TO DEVOTE SUBSTANTIALLY MORE ATTENTION TO THE MANAGEMENT OF A SINGLE FUND. THE EFFECTS OF THIS POTENTIAL CONFLICT MAY BE MORE PRONOUNCED WHERE FUNDS AND/OR ACCOUNTS OVERSEEN BY A PARTICULAR PORTFOLIO MANAGER HAVE DIFFERENT INVESTMENT STRATEGIES.

   IF THE PORTFOLIO MANAGER IDENTIFIES A LIMITED INVESTMENT OPPORTUNITY THAT MAY BE SUITABLE FOR MULTIPLE FUNDS AND/OR ACCOUNTS, THE OPPORTUNITY MAY BE ALLOCATED AMONG THESE SEVERAL FUNDS OR ACCOUNTS, WHICH MAY LIMIT A FUND'S ABILITY TO TAKE FULL ADVANTAGE OF THE INVESTMENT OPPORTUNITY.

   AT TIMES, THE PORTFOLIO MANAGER MAY DETERMINE THAT AN INVESTMENT OPPORTUNITY MAY BE APPROPRIATE FOR ONLY SOME OF THE FUNDS AND/OR ACCOUNTS FOR WHICH HE OR SHE EXERCISES INVESTMENT RESPONSIBILITY, OR MAY DECIDE THAT CERTAIN OF THE FUNDS AND/OR ACCOUNTS SHOULD TAKE DIFFERING POSITIONS WITH RESPECT TO A PARTICULAR SECURITY. IN THESE CASES, THE PORTFOLIO MANAGER MAY PLACE SEPARATE TRANSACTIONS FOR ONE OR MORE FUNDS OR ACCOUNTS WHICH MAY AFFECT THE MARKET PRICE OF THE SECURITY OR THE EXECUTION OF THE TRANSACTION, OR BOTH, TO THE DETRIMENT OR BENEFIT OF ONE OR MORE OTHER FUNDS AND/OR ACCOUNTS.

   A PORTFOLIO MANAGER MAY BE ABLE TO SELECT OR INFLUENCE THE SELECTION OF THE BROKERS AND DEALERS THAT ARE USED TO EXECUTE SECURITIES TRANSACTIONS FOR THE FUNDS AND/OR ACCOUNT THAT THEY SUPERVISE. IN ADDITION TO EXECUTING TRADES, SOME BROKERS AND DEALERS PROVIDE PORTFOLIO MANAGERS WITH BROKERAGE AND RESEARCH SERVICES (AS THOSE TERMS ARE DEFINED IN SECTION 28(E) OF THE SECURITIES EXCHANGE ACT OF 1934), WHICH MAY RESULT IN THE PAYMENT OF HIGHER BROKERAGE FEES THAN MIGHT HAVE OTHERWISE BEEN AVAILABLE. THESE SERVICES MAY BE MORE BENEFICIAL TO CERTAIN FUNDS OR ACCOUNTS THAN TO OTHERS. ALTHOUGH THE PAYMENT OF BROKERAGE COMMISSIONS IS SUBJECT TO THE REQUIREMENT THAT THE PORTFOLIO MANAGER DETERMINE IN GOOD FAITH THAT THE COMMISSIONS ARE REASONABLE IN RELATION TO THE VALUE OF THE BROKERAGE AND RESEARCH SERVICES PROVIDED TO THE FUND, A PORTFOLIO MANAGER'S DECISION AS TO THE SELECTION OF BROKERS AND DEALERS COULD YIELD DISPROPORTIONATE COSTS AND BENEFITS AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES.

   A CONFLICT OF INTEREST MAY ARISE WHERE THE FINANCIAL OR OTHER BENEFITS AVAILABLE TO THE PORTFOLIO MANAGER DIFFER AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES. IF THE STRUCTURE OF THE INVESTMENT ADVISOR'S MANAGEMENT FEE AND/OR THE PORTFOLIO MANAGER'S COMPENSATION DIFFERS AMONG FUNDS AND/OR ACCOUNTS (SUCH AS WHERE CERTAIN FUNDS OR ACCOUNTS PAY HIGHER MANAGEMENT FEES), THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO HELP CERTAIN FUNDS AND/OR ACCOUNTS OVER OTHERS. THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO FAVOR FUNDS AND/OR ACCOUNTS IN WHICH HE OR SHE HAS AN INTEREST OR IN WHICH THE INVESTMENT ADVISOR AND/OR ITS AFFILIATES HAVE INTERESTS. SIMILARLY, THE DESIRE TO MAINTAIN ASSETS UNDER MANAGEMENT OR TO ENHANCE THE PORTFOLIO MANAGER'S PERFORMANCE RECORD OR TO DERIVE OTHER REWARDS, FINANCIAL OR OTHERWISE, COULD INFLUENCE THE PORTFOLIO MANAGER IN AFFORDING PREFERENTIAL TREATMENT TO THOSE FUNDS AND/OR ACCOUNTS THAT COULD MOST SIGNIFICANTLY BENEFIT THE PORTFOLIO MANAGER.

   EDGE ASSET MANAGEMENT, INC. OR AN AFFILIATE OF EITHER MAY PROVIDE MORE SERVICES (SUCH AS DISTRIBUTION OR RECORDKEEPING) FOR SOME TYPES OF FUNDS OR ACCOUNTS THAN FOR OTHERS. IN SUCH CASES, THE PORTFOLIO MANAGER MAY BENEFIT, EITHER DIRECTLY OR INDIRECTLY, BY DEVOTING DISPROPORTIONATE ATTENTION TO THE MANAGEMENT OF FUNDS AND/OR ACCOUNTS THAT PROVIDE GREATER OVERALL RETURNS TO THE INVESTMENT MANAGER AND ITS AFFILIATES.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE PORTFOLIO MANAGER RECEIVES A FIXED SALARY AS WELL AS INCENTIVE-BASED COMPENSATION. SALARY IS BASED UPON A VARIETY OF FACTORS INCLUDING EDUCATION, PROFESSIONAL EXPERIENCE, SENIORITY AND ANNUAL SURVEYS OF INVESTMENT ADVISOR COMPENSATION. THE INCENTIVE-BASED PORTION OF THE PORTFOLIO MANAGER'S COMPENSATION IS DETERMINED BY AN EVALUATION OF PROFESSIONAL AND INVESTMENT PERFORMANCE. PROFESSIONAL PERFORMANCE IS ASSESSED BY REFERENCE TO THE PORFOLIO MANAGER'S SATISFACTION OF GOALS SUCH AS THOSE RELATED TO COMPLIANCE, TEAM CONTRIBUTION, AND RESEARCH, ALL OF WHICH ARE INHERENTLY SUBJECTIVE. THE PORTFOLIO MANAGER'S INVESTMENT PERFORMANCE FOR COMPENSATION PURPOSES IS MEASURED BY THE FUND'S 1-, 2-, 3- AND 5-YEAR PERCENTILE RANKINGS AMONG ITS LIPPER CORPORATE DEBT BBB-RATED FUNDS PEERS.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   THE PORTFOLIO MANAGER BENEFICIALLY OWNS SHARES OF THE FUND RANGING BETWEEN $500,001 - $1,000,000.




/s/Alex Ghazanfari                                                      1/8/07
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Alex Ghazanfari
[(Printed Name of person signing)]


Chief Compliance Officer
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                                PIF INCOME FUND
                                 [Name of Fund
                               ] JOHN R. FRIEDL
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                          EDGE ASSET MANAGEMENT, INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF     TOTAL
                                         ACCOUNTS      ASSETS
 *  registered investment companies: ...     1      $199,200,000
                                        -------------------------
 *  other pooled investment vehicles:...     0           0
                                        -------------------------
 *  other accounts:.....................     0           0
                                        -------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   MATERIAL CONFLICTS OF INTEREST MAY ARISE WHEN A FUND'S PORTFOLIO MANAGER ALSO HAS DAY-TO-DAY MANAGEMENT RESPONSIBILITIES WITH RESPECT TO ONE OR MORE OTHER FUNDS OR OTHER ACCOUNTS, AS IS THE CASE FOR THE PORTFOLIO MANAGER LISTED ABOVE.

   A PORTFOLIO MANAGER WHO IS RESPONSIBLE FOR MANAGING MULTIPLE FUNDS AND/OR ACCOUNTS MAY DEVOTE UNEQUAL TIME AND ATTENTION TO THE MANAGEMENT OF THOSE FUNDS AND/OR ACCOUNTS. AS A RESULT, THE PORTFOLIO MANAGER MAY NOT BE ABLE TO FORMULATE AS COMPLETE A STRATEGY OR IDENTIFY EQUALLY ATTRACTIVE INVESTMENT OPPORTUNITIES FOR EACH OF THOSE ACCOUNTS AS MIGHT BE THE CASE IF HE OR SHE WERE TO DEVOTE SUBSTANTIALLY MORE ATTENTION TO THE MANAGEMENT OF A SINGLE FUND. THE EFFECTS OF THIS POTENTIAL CONFLICT MAY BE MORE PRONOUNCED WHERE FUNDS AND/OR ACCOUNTS OVERSEEN BY A PARTICULAR PORTFOLIO MANAGER HAVE DIFFERENT INVESTMENT STRATEGIES.

   IF THE PORTFOLIO MANAGER IDENTIFIES A LIMITED INVESTMENT OPPORTUNITY THAT MAY BE SUITABLE FOR MULTIPLE FUNDS AND/OR ACCOUNTS, THE OPPORTUNITY MAY BE ALLOCATED AMONG THESE SEVERAL FUNDS OR ACCOUNTS, WHICH MAY LIMIT A FUND'S ABILITY TO TAKE FULL ADVANTAGE OF THE INVESTMENT OPPORTUNITY.

   AT TIMES, THE PORTFOLIO MANAGER MAY DETERMINE THAT AN INVESTMENT OPPORTUNITY MAY BE APPROPRIATE FOR ONLY SOME OF THE FUNDS AND/OR ACCOUNTS FOR WHICH HE OR SHE EXERCISES INVESTMENT RESPONSIBILITY, OR MAY DECIDE THAT CERTAIN OF THE FUNDS AND/OR ACCOUNTS SHOULD TAKE DIFFERING POSITIONS WITH RESPECT TO A PARTICULAR SECURITY. IN THESE CASES, THE PORTFOLIO MANAGER MAY PLACE SEPARATE TRANSACTIONS FOR ONE OR MORE FUNDS OR ACCOUNTS WHICH MAY AFFECT THE MARKET PRICE OF THE SECURITY OR THE EXECUTION OF THE TRANSACTION, OR BOTH, TO THE DETRIMENT OR BENEFIT OF ONE OR MORE OTHER FUNDS AND/OR ACCOUNTS.

   A PORTFOLIO MANAGER MAY BE ABLE TO SELECT OR INFLUENCE THE SELECTION OF THE BROKERS AND DEALERS THAT ARE USED TO EXECUTE SECURITIES TRANSACTIONS FOR THE FUNDS AND/OR ACCOUNT THAT THEY SUPERVISE. IN ADDITION TO EXECUTING TRADES, SOME BROKERS AND DEALERS PROVIDE PORTFOLIO MANAGERS WITH BROKERAGE AND RESEARCH SERVICES (AS THOSE TERMS ARE DEFINED IN SECTION 28(E) OF THE SECURITIES EXCHANGE ACT OF 1934), WHICH MAY RESULT IN THE PAYMENT OF HIGHER BROKERAGE FEES THAN MIGHT HAVE OTHERWISE BEEN AVAILABLE. THESE SERVICES MAY BE MORE BENEFICIAL TO CERTAIN FUNDS OR ACCOUNTS THAN TO OTHERS. ALTHOUGH THE PAYMENT OF BROKERAGE COMMISSIONS IS SUBJECT TO THE REQUIREMENT THAT THE PORTFOLIO MANAGER DETERMINE IN GOOD FAITH THAT THE COMMISSIONS ARE REASONABLE IN RELATION TO THE VALUE OF THE BROKERAGE AND RESEARCH SERVICES PROVIDED TO THE FUND, A PORTFOLIO MANAGER'S DECISION AS TO THE SELECTION OF BROKERS AND DEALERS COULD YIELD DISPROPORTIONATE COSTS AND BENEFITS AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES.

   A CONFLICT OF INTEREST MAY ARISE WHERE THE FINANCIAL OR OTHER BENEFITS AVAILABLE TO THE PORTFOLIO MANAGER DIFFER AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES. IF THE STRUCTURE OF THE INVESTMENT ADVISOR'S MANAGEMENT FEE AND/OR THE PORTFOLIO MANAGER'S COMPENSATION DIFFERS AMONG FUNDS AND/OR ACCOUNTS (SUCH AS WHERE CERTAIN FUNDS OR ACCOUNTS PAY HIGHER MANAGEMENT FEES), THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO HELP CERTAIN FUNDS AND/OR ACCOUNTS OVER OTHERS. THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO FAVOR FUNDS AND/OR ACCOUNTS IN WHICH HE OR SHE HAS AN INTEREST OR IN WHICH THE INVESTMENT ADVISOR AND/OR ITS AFFILIATES HAVE INTERESTS. SIMILARLY, THE DESIRE TO MAINTAIN ASSETS UNDER MANAGEMENT OR TO ENHANCE THE PORTFOLIO MANAGER'S PERFORMANCE RECORD OR TO DERIVE OTHER REWARDS, FINANCIAL OR OTHERWISE, COULD INFLUENCE THE PORTFOLIO MANAGER IN AFFORDING PREFERENTIAL TREATMENT TO THOSE FUNDS AND/OR ACCOUNTS THAT COULD MOST SIGNIFICANTLY BENEFIT THE PORTFOLIO MANAGER.

   EDGE ASSET MANAGEMENT, INC. OR AN AFFILIATE OF EITHER MAY PROVIDE MORE SERVICES (SUCH AS DISTRIBUTION OR RECORDKEEPING) FOR SOME TYPES OF FUNDS OR ACCOUNTS THAN FOR OTHERS. IN SUCH CASES, THE PORTFOLIO MANAGER MAY BENEFIT, EITHER DIRECTLY OR INDIRECTLY, BY DEVOTING DISPROPORTIONATE ATTENTION TO THE MANAGEMENT OF FUNDS AND/OR ACCOUNTS THAT PROVIDE GREATER OVERALL RETURNS TO THE INVESTMENT MANAGER AND ITS AFFILIATES.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE PORTFOLIO MANAGER RECEIVES A FIXED SALARY AS WELL AS INCENTIVE-BASED COMPENSATION. SALARY IS BASED UPON A VARIETY OF FACTORS INCLUDING EDUCATION, PROFESSIONAL EXPERIENCE, SENIORITY AND ANNUAL SURVEYS OF INVESTMENT ADVISOR COMPENSATION. THE INCENTIVE-BASED PORTION OF THE PORTFOLIO MANAGER'S COMPENSATION IS DETERMINED BY AN EVALUATION OF PROFESSIONAL AND INVESTMENT PERFORMANCE. PROFESSIONAL PERFORMANCE IS ASSESSED BY REFERENCE TO THE PORFOLIO MANAGER'S SATISFACTION OF GOALS SUCH AS THOSE RELATED TO COMPLIANCE, TEAM CONTRIBUTION, AND RESEARCH, ALL OF WHICH ARE INHERENTLY SUBJECTIVE. THE PORTFOLIO MANAGER'S INVESTMENT PERFORMANCE FOR COMPENSATION PURPOSES IS MEASURED BY THE FUND'S 1-, 2-, 3- AND 5-YEAR PERCENTILE RANKINGS AMONG ITS LIPPER CORPORATE DEBT BBB RANTED FUNDS PEERS.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   THE PORTFOLIO MANAGER DOES NOT BENEFICIALLY OWN SHARES OF THE FUND.




/s/Alex Ghazanfari                                                      1/8/07
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Alex Ghazanfari
[(Printed Name of person signing)]


Chief Compliance Officer
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                                PIF INCOME FUND
                                 [Name of Fund
                            ] GARY J. POKRZYWINSKI
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                          EDGE ASSET MANAGEMENT, INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF     TOTAL
                                         ACCOUNTS      ASSETS
 *  registered investment companies: ...     1      $199,200,000
                                        -------------------------
 *  other pooled investment vehicles:...     0           0
                                        -------------------------
 *  other accounts:.....................     0           0
                                        -------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   MATERIAL CONFLICTS OF INTEREST MAY ARISE WHEN A FUND'S PORTFOLIO MANAGER ALSO HAS DAY-TO-DAY MANAGEMENT RESPONSIBILITIES WITH RESPECT TO ONE OR MORE OTHER FUNDS OR OTHER ACCOUNTS, AS IS THE CASE FOR THE PORTFOLIO MANAGER LISTED ABOVE.

   A PORTFOLIO MANAGER WHO IS RESPONSIBLE FOR MANAGING MULTIPLE FUNDS AND/OR ACCOUNTS MAY DEVOTE UNEQUAL TIME AND ATTENTION TO THE MANAGEMENT OF THOSE FUNDS AND/OR ACCOUNTS. AS A RESULT, THE PORTFOLIO MANAGER MAY NOT BE ABLE TO FORMULATE AS COMPLETE A STRATEGY OR IDENTIFY EQUALLY ATTRACTIVE INVESTMENT OPPORTUNITIES FOR EACH OF THOSE ACCOUNTS AS MIGHT BE THE CASE IF HE OR SHE WERE TO DEVOTE SUBSTANTIALLY MORE ATTENTION TO THE MANAGEMENT OF A SINGLE FUND. THE EFFECTS OF THIS POTENTIAL CONFLICT MAY BE MORE PRONOUNCED WHERE FUNDS AND/OR ACCOUNTS OVERSEEN BY A PARTICULAR PORTFOLIO MANAGER HAVE DIFFERENT INVESTMENT STRATEGIES.

   IF THE PORTFOLIO MANAGER IDENTIFIES A LIMITED INVESTMENT OPPORTUNITY THAT MAY BE SUITABLE FOR MULTIPLE FUNDS AND/OR ACCOUNTS, THE OPPORTUNITY MAY BE ALLOCATED AMONG THESE SEVERAL FUNDS OR ACCOUNTS, WHICH MAY LIMIT A FUND'S ABILITY TO TAKE FULL ADVANTAGE OF THE INVESTMENT OPPORTUNITY.

   AT TIMES, THE PORTFOLIO MANAGER MAY DETERMINE THAT AN INVESTMENT OPPORTUNITY MAY BE APPROPRIATE FOR ONLY SOME OF THE FUNDS AND/OR ACCOUNTS FOR WHICH HE OR SHE EXERCISES INVESTMENT RESPONSIBILITY, OR MAY DECIDE THAT CERTAIN OF THE FUNDS AND/OR ACCOUNTS SHOULD TAKE DIFFERING POSITIONS WITH RESPECT TO A PARTICULAR SECURITY. IN THESE CASES, THE PORTFOLIO MANAGER MAY PLACE SEPARATE TRANSACTIONS FOR ONE OR MORE FUNDS OR ACCOUNTS WHICH MAY AFFECT THE MARKET PRICE OF THE SECURITY OR THE EXECUTION OF THE TRANSACTION, OR BOTH, TO THE DETRIMENT OR BENEFIT OF ONE OR MORE OTHER FUNDS AND/OR ACCOUNTS.

   A PORTFOLIO MANAGER MAY BE ABLE TO SELECT OR INFLUENCE THE SELECTION OF THE BROKERS AND DEALERS THAT ARE USED TO EXECUTE SECURITIES TRANSACTIONS FOR THE FUNDS AND/OR ACCOUNT THAT THEY SUPERVISE. IN ADDITION TO EXECUTING TRADES, SOME BROKERS AND DEALERS PROVIDE PORTFOLIO MANAGERS WITH BROKERAGE AND RESEARCH SERVICES (AS THOSE TERMS ARE DEFINED IN SECTION 28(E) OF THE SECURITIES EXCHANGE ACT OF 1934), WHICH MAY RESULT IN THE PAYMENT OF HIGHER BROKERAGE FEES THAN MIGHT HAVE OTHERWISE BEEN AVAILABLE. THESE SERVICES MAY BE MORE BENEFICIAL TO CERTAIN FUNDS OR ACCOUNTS THAN TO OTHERS. ALTHOUGH THE PAYMENT OF BROKERAGE COMMISSIONS IS SUBJECT TO THE REQUIREMENT THAT THE PORTFOLIO MANAGER DETERMINE IN GOOD FAITH THAT THE COMMISSIONS ARE REASONABLE IN RELATION TO THE VALUE OF THE BROKERAGE AND RESEARCH SERVICES PROVIDED TO THE FUND, A PORTFOLIO MANAGER'S DECISION AS TO THE SELECTION OF BROKERS AND DEALERS COULD YIELD DISPROPORTIONATE COSTS AND BENEFITS AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES.

   A CONFLICT OF INTEREST MAY ARISE WHERE THE FINANCIAL OR OTHER BENEFITS AVAILABLE TO THE PORTFOLIO MANAGER DIFFER AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES. IF THE STRUCTURE OF THE INVESTMENT ADVISOR'S MANAGEMENT FEE AND/OR THE PORTFOLIO MANAGER'S COMPENSATION DIFFERS AMONG FUNDS AND/OR ACCOUNTS (SUCH AS WHERE CERTAIN FUNDS OR ACCOUNTS PAY HIGHER MANAGEMENT FEES), THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO HELP CERTAIN FUNDS AND/OR ACCOUNTS OVER OTHERS. THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO FAVOR FUNDS AND/OR ACCOUNTS IN WHICH HE OR SHE HAS AN INTEREST OR IN WHICH THE INVESTMENT ADVISOR AND/OR ITS AFFILIATES HAVE INTERESTS. SIMILARLY, THE DESIRE TO MAINTAIN ASSETS UNDER MANAGEMENT OR TO ENHANCE THE PORTFOLIO MANAGER'S PERFORMANCE RECORD OR TO DERIVE OTHER REWARDS, FINANCIAL OR OTHERWISE, COULD INFLUENCE THE PORTFOLIO MANAGER IN AFFORDING PREFERENTIAL TREATMENT TO THOSE FUNDS AND/OR ACCOUNTS THAT COULD MOST SIGNIFICANTLY BENEFIT THE PORTFOLIO MANAGER.

   EDGE ASSET MANAGEMENT, INC. OR AN AFFILIATE OF EITHER MAY PROVIDE MORE SERVICES (SUCH AS DISTRIBUTION OR RECORDKEEPING) FOR SOME TYPES OF FUNDS OR ACCOUNTS THAN FOR OTHERS. IN SUCH CASES, THE PORTFOLIO MANAGER MAY BENEFIT, EITHER DIRECTLY OR INDIRECTLY, BY DEVOTING DISPROPORTIONATE ATTENTION TO THE MANAGEMENT OF FUNDS AND/OR ACCOUNTS THAT PROVIDE GREATER OVERALL RETURNS TO THE INVESTMENT MANAGER AND ITS AFFILIATES.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE PORTFOLIO MANAGER RECEIVES A FIXED SALARY AS WELL AS INCENTIVE-BASED COMPENSATION. SALARY IS BASED UPON A VARIETY OF FACTORS INCLUDING EDUCATION, PROFESSIONAL EXPERIENCE, SENIORITY AND ANNUAL SURVEYS OF INVESTMENT ADVISOR COMPENSATION. THE INCENTIVE-BASED PORTION OF THE PORTFOLIO MANAGER'S COMPENSATION IS DETERMINED BY AN EVALUATION OF PROFESSIONAL AND INVESTMENT PERFORMANCE. PROFESSIONAL PERFORMANCE IS ASSESSED BY REFERENCE TO THE PORFOLIO MANAGER'S SATISFACTION OF GOALS SUCH AS THOSE RELATED TO COMPLIANCE, TEAM CONTRIBUTION, AND RESEARCH, ALL OF WHICH ARE INHERENTLY SUBJECTIVE. THE PORTFOLIO MANAGER'S INVESTMENT PERFORMANCE FOR COMPENSATION PURPOSES IS MEASURED BY THE FUND'S 1-, 2-, 3- AND 5-YEAR PERCENTILE RANKINGS AMONG ITS LIPPER CORPORATE DEBT BBB-RATED FUNDS PEERS.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   THE PORTFOLIO MANAGER DOES NOT BENEFICIALLY OWN SHARES OF THE FUND.





/s/Alex Ghazanfari                                                      1/8/07
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Alex Ghazanfari
[(Printed Name of person signing)]


Chief Compliance Officer
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                             PIF MIDCAP STOCK FUND
                                 [Name of Fund
                              ] DANIEL R. COLEMAN
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                          EDGE ASSET MANAGEMENT, INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF     TOTAL
                                         ACCOUNTS      ASSETS
 *  registered investment companies: ...     1      $115,800,000
                                        -------------------------
 *  other pooled investment vehicles:...     0           0
                                        -------------------------
 *  other accounts:.....................     0           0
                                        -------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   MATERIAL CONFLICTS OF INTEREST MAY ARISE WHEN A FUND'S PORTFOLIO MANAGER ALSO HAS DAY-TO-DAY MANAGEMENT RESPONSIBILITIES WITH RESPECT TO ONE OR MORE OTHER FUNDS OR OTHER ACCOUNTS, AS IS THE CASE FOR THE PORTFOLIO MANAGER LISTED ABOVE.

   A PORTFOLIO MANAGER WHO IS RESPONSIBLE FOR MANAGING MULTIPLE FUNDS AND/OR ACCOUNTS MAY DEVOTE UNEQUAL TIME AND ATTENTION TO THE MANAGEMENT OF THOSE FUNDS AND/OR ACCOUNTS. AS A RESULT, THE PORTFOLIO MANAGER MAY NOT BE ABLE TO FORMULATE AS COMPLETE A STRATEGY OR IDENTIFY EQUALLY ATTRACTIVE INVESTMENT OPPORTUNITIES FOR EACH OF THOSE ACCOUNTS AS MIGHT BE THE CASE IF HE OR SHE WERE TO DEVOTE SUBSTANTIALLY MORE ATTENTION TO THE MANAGEMENT OF A SINGLE FUND. THE EFFECTS OF THIS POTENTIAL CONFLICT MAY BE MORE PRONOUNCED WHERE FUNDS AND/OR ACCOUNTS OVERSEEN BY A PARTICULAR PORTFOLIO MANAGER HAVE DIFFERENT INVESTMENT STRATEGIES.

   IF THE PORTFOLIO MANAGER IDENTIFIES A LIMITED INVESTMENT OPPORTUNITY THAT MAY BE SUITABLE FOR MULTIPLE FUNDS AND/OR ACCOUNTS, THE OPPORTUNITY MAY BE ALLOCATED AMONG THESE SEVERAL FUNDS OR ACCOUNTS, WHICH MAY LIMIT A FUND'S ABILITY TO TAKE FULL ADVANTAGE OF THE INVESTMENT OPPORTUNITY.

   AT TIMES, THE PORTFOLIO MANAGER MAY DETERMINE THAT AN INVESTMENT OPPORTUNITY MAY BE APPROPRIATE FOR ONLY SOME OF THE FUNDS AND/OR ACCOUNTS FOR WHICH HE OR SHE EXERCISES INVESTMENT RESPONSIBILITY, OR MAY DECIDE THAT CERTAIN OF THE FUNDS AND/OR ACCOUNTS SHOULD TAKE DIFFERING POSITIONS WITH RESPECT TO A PARTICULAR SECURITY. IN THESE CASES, THE PORTFOLIO MANAGER MAY PLACE SEPARATE TRANSACTIONS FOR ONE OR MORE FUNDS OR ACCOUNTS WHICH MAY AFFECT THE MARKET PRICE OF THE SECURITY OR THE EXECUTION OF THE TRANSACTION, OR BOTH, TO THE DETRIMENT OR BENEFIT OF ONE OR MORE OTHER FUNDS AND/OR ACCOUNTS.

   A PORTFOLIO MANAGER MAY BE ABLE TO SELECT OR INFLUENCE THE SELECTION OF THE BROKERS AND DEALERS THAT ARE USED TO EXECUTE SECURITIES TRANSACTIONS FOR THE FUNDS AND/OR ACCOUNT THAT THEY SUPERVISE. IN ADDITION TO EXECUTING TRADES, SOME BROKERS AND DEALERS PROVIDE PORTFOLIO MANAGERS WITH BROKERAGE AND RESEARCH SERVICES (AS THOSE TERMS ARE DEFINED IN SECTION 28(E) OF THE SECURITIES EXCHANGE ACT OF 1934), WHICH MAY RESULT IN THE PAYMENT OF HIGHER BROKERAGE FEES THAN MIGHT HAVE OTHERWISE BEEN AVAILABLE. THESE SERVICES MAY BE MORE BENEFICIAL TO CERTAIN FUNDS OR ACCOUNTS THAN TO OTHERS. ALTHOUGH THE PAYMENT OF BROKERAGE COMMISSIONS IS SUBJECT TO THE REQUIREMENT THAT THE PORTFOLIO MANAGER DETERMINE IN GOOD FAITH THAT THE COMMISSIONS ARE REASONABLE IN RELATION TO THE VALUE OF THE BROKERAGE AND RESEARCH SERVICES PROVIDED TO THE FUND, A PORTFOLIO MANAGER'S DECISION AS TO THE SELECTION OF BROKERS AND DEALERS COULD YIELD DISPROPORTIONATE COSTS AND BENEFITS AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES.

   A CONFLICT OF INTEREST MAY ARISE WHERE THE FINANCIAL OR OTHER BENEFITS AVAILABLE TO THE PORTFOLIO MANAGER DIFFER AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES. IF THE STRUCTURE OF THE INVESTMENT ADVISOR'S MANAGEMENT FEE AND/OR THE PORTFOLIO MANAGER'S COMPENSATION DIFFERS AMONG FUNDS AND/OR ACCOUNTS (SUCH AS WHERE CERTAIN FUNDS OR ACCOUNTS PAY HIGHER MANAGEMENT FEES), THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO HELP CERTAIN FUNDS AND/OR ACCOUNTS OVER OTHERS. THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO FAVOR FUNDS AND/OR ACCOUNTS IN WHICH HE OR SHE HAS AN INTEREST OR IN WHICH THE INVESTMENT ADVISOR AND/OR ITS AFFILIATES HAVE INTERESTS. SIMILARLY, THE DESIRE TO MAINTAIN ASSETS UNDER MANAGEMENT OR TO ENHANCE THE PORTFOLIO MANAGER'S PERFORMANCE RECORD OR TO DERIVE OTHER REWARDS, FINANCIAL OR OTHERWISE, COULD INFLUENCE THE PORTFOLIO MANAGER IN AFFORDING PREFERENTIAL TREATMENT TO THOSE FUNDS AND/OR ACCOUNTS THAT COULD MOST SIGNIFICANTLY BENEFIT THE PORTFOLIO MANAGER.

   EDGE ASSET MANAGEMENT, INC. OR AN AFFILIATE OF EITHER MAY PROVIDE MORE SERVICES (SUCH AS DISTRIBUTION OR RECORDKEEPING) FOR SOME TYPES OF FUNDS OR ACCOUNTS THAN FOR OTHERS. IN SUCH CASES, THE PORTFOLIO MANAGER MAY BENEFIT, EITHER DIRECTLY OR INDIRECTLY, BY DEVOTING DISPROPORTIONATE ATTENTION TO THE MANAGEMENT OF FUNDS AND/OR ACCOUNTS THAT PROVIDE GREATER OVERALL RETURNS TO THE INVESTMENT MANAGER AND ITS AFFILIATES.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE PORTFOLIO MANAGER RECEIVES A FIXED SALARY AS WELL AS INCENTIVE-BASED COMPENSATION. SALARY IS BASED UPON A VARIETY OF FACTORS INCLUDING EDUCATION, PROFESSIONAL EXPERIENCE, SENIORITY AND ANNUAL SURVEYS OF INVESTMENT ADVISOR COMPENSATION. THE INCENTIVE-BASED PORTION OF THE PORTFOLIO MANAGER'S COMPENSATION IS DETERMINED BY AN EVALUATION OF PROFESSIONAL AND INVESTMENT PERFORMANCE. PROFESSIONAL PERFORMANCE IS ASSESSED BY REFERENCE TO THE PORFOLIO MANAGER'S SATISFACTION OF GOALS SUCH AS THOSE RELATED TO COMPLIANCE, TEAM CONTRIBUTION, AND RESEARCH, ALL OF WHICH ARE INHERENTLY SUBJECTIVE. THE PORTFOLIO MANAGER'S INVESTMENT PERFORMANCE FOR COMPENSATION PURPOSES IS MEASURED BY THE FUND'S 1-, 2-, 3- AND 5-YEAR PERCENTILE RANKINGS AMONG ITS LIPPER MID-CAP CORE FUNDS PEERS.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   THE PORTFOLIO MANAGER BENEFICIALLY OWNS SHARES OF THE FUND IN THE RANGE OF $100,001 - $500,000.




/s/Alex Ghazanfari                                                      1/8/07
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Alex Ghazanfari
[(Printed Name of person signing)]


Chief Compliance Officer
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                          PIF MORTGAGE SECURITIES FUND
                                 [Name of Fund
                               ] CRAIG V. SOSEY
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                          EDGE ASSET MANAGEMENT, INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF     TOTAL
                                         ACCOUNTS      ASSETS
 *  registered investment companies: ...     2      $309,000,000
                                        -------------------------
 *  other pooled investment vehicles:...     0           0
                                        -------------------------
 *  other accounts:.....................     0           0
                                        -------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   MATERIAL CONFLICTS OF INTEREST MAY ARISE WHEN A FUND'S PORTFOLIO MANAGER ALSO HAS DAY-TO-DAY MANAGEMENT RESPONSIBILITIES WITH RESPECT TO ONE OR MORE OTHER FUNDS OR OTHER ACCOUNTS, AS IS THE CASE FOR THE PORTFOLIO MANAGER LISTED ABOVE.

   A PORTFOLIO MANAGER WHO IS RESPONSIBLE FOR MANAGING MULTIPLE FUNDS AND/OR ACCOUNTS MAY DEVOTE UNEQUAL TIME AND ATTENTION TO THE MANAGEMENT OF THOSE FUNDS AND/OR ACCOUNTS. AS A RESULT, THE PORTFOLIO MANAGER MAY NOT BE ABLE TO FORMULATE AS COMPLETE A STRATEGY OR IDENTIFY EQUALLY ATTRACTIVE INVESTMENT OPPORTUNITIES FOR EACH OF THOSE ACCOUNTS AS MIGHT BE THE CASE IF HE OR SHE WERE TO DEVOTE SUBSTANTIALLY MORE ATTENTION TO THE MANAGEMENT OF A SINGLE FUND. THE EFFECTS OF THIS POTENTIAL CONFLICT MAY BE MORE PRONOUNCED WHERE FUNDS AND/OR ACCOUNTS OVERSEEN BY A PARTICULAR PORTFOLIO MANAGER HAVE DIFFERENT INVESTMENT STRATEGIES.

   IF THE PORTFOLIO MANAGER IDENTIFIES A LIMITED INVESTMENT OPPORTUNITY THAT MAY BE SUITABLE FOR MULTIPLE FUNDS AND/OR ACCOUNTS, THE OPPORTUNITY MAY BE ALLOCATED AMONG THESE SEVERAL FUNDS OR ACCOUNTS, WHICH MAY LIMIT A FUND'S ABILITY TO TAKE FULL ADVANTAGE OF THE INVESTMENT OPPORTUNITY.

   AT TIMES, THE PORTFOLIO MANAGER MAY DETERMINE THAT AN INVESTMENT OPPORTUNITY MAY BE APPROPRIATE FOR ONLY SOME OF THE FUNDS AND/OR ACCOUNTS FOR WHICH HE OR SHE EXERCISES INVESTMENT RESPONSIBILITY, OR MAY DECIDE THAT CERTAIN OF THE FUNDS AND/OR ACCOUNTS SHOULD TAKE DIFFERING POSITIONS WITH RESPECT TO A PARTICULAR SECURITY. IN THESE CASES, THE PORTFOLIO MANAGER MAY PLACE SEPARATE TRANSACTIONS FOR ONE OR MORE FUNDS OR ACCOUNTS WHICH MAY AFFECT THE MARKET PRICE OF THE SECURITY OR THE EXECUTION OF THE TRANSACTION, OR BOTH, TO THE DETRIMENT OR BENEFIT OF ONE OR MORE OTHER FUNDS AND/OR ACCOUNTS.

   A PORTFOLIO MANAGER MAY BE ABLE TO SELECT OR INFLUENCE THE SELECTION OF THE BROKERS AND DEALERS THAT ARE USED TO EXECUTE SECURITIES TRANSACTIONS FOR THE FUNDS AND/OR ACCOUNT THAT THEY SUPERVISE. IN ADDITION TO EXECUTING TRADES, SOME BROKERS AND DEALERS PROVIDE PORTFOLIO MANAGERS WITH BROKERAGE AND RESEARCH SERVICES (AS THOSE TERMS ARE DEFINED IN SECTION 28(E) OF THE SECURITIES EXCHANGE ACT OF 1934), WHICH MAY RESULT IN THE PAYMENT OF HIGHER BROKERAGE FEES THAN MIGHT HAVE OTHERWISE BEEN AVAILABLE. THESE SERVICES MAY BE MORE BENEFICIAL TO CERTAIN FUNDS OR ACCOUNTS THAN TO OTHERS. ALTHOUGH THE PAYMENT OF BROKERAGE COMMISSIONS IS SUBJECT TO THE REQUIREMENT THAT THE PORTFOLIO MANAGER DETERMINE IN GOOD FAITH THAT THE COMMISSIONS ARE REASONABLE IN RELATION TO THE VALUE OF THE BROKERAGE AND RESEARCH SERVICES PROVIDED TO THE FUND, A PORTFOLIO MANAGER'S DECISION AS TO THE SELECTION OF BROKERS AND DEALERS COULD YIELD DISPROPORTIONATE COSTS AND BENEFITS AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES.

   A CONFLICT OF INTEREST MAY ARISE WHERE THE FINANCIAL OR OTHER BENEFITS AVAILABLE TO THE PORTFOLIO MANAGER DIFFER AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES. IF THE STRUCTURE OF THE INVESTMENT ADVISOR'S MANAGEMENT FEE AND/OR THE PORTFOLIO MANAGER'S COMPENSATION DIFFERS AMONG FUNDS AND/OR ACCOUNTS (SUCH AS WHERE CERTAIN FUNDS OR ACCOUNTS PAY HIGHER MANAGEMENT FEES), THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO HELP CERTAIN FUNDS AND/OR ACCOUNTS OVER OTHERS. THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO FAVOR FUNDS AND/OR ACCOUNTS IN WHICH HE OR SHE HAS AN INTEREST OR IN WHICH THE INVESTMENT ADVISOR AND/OR ITS AFFILIATES HAVE INTERESTS. SIMILARLY, THE DESIRE TO MAINTAIN ASSETS UNDER MANAGEMENT OR TO ENHANCE THE PORTFOLIO MANAGER'S PERFORMANCE RECORD OR TO DERIVE OTHER REWARDS, FINANCIAL OR OTHERWISE, COULD INFLUENCE THE PORTFOLIO MANAGER IN AFFORDING PREFERENTIAL TREATMENT TO THOSE FUNDS AND/OR ACCOUNTS THAT COULD MOST SIGNIFICANTLY BENEFIT THE PORTFOLIO MANAGER.

   EDGE ASSET MANAGEMENT, INC. OR AN AFFILIATE OF EITHER MAY PROVIDE MORE SERVICES (SUCH AS DISTRIBUTION OR RECORDKEEPING) FOR SOME TYPES OF FUNDS OR ACCOUNTS THAN FOR OTHERS. IN SUCH CASES, THE PORTFOLIO MANAGER MAY BENEFIT, EITHER DIRECTLY OR INDIRECTLY, BY DEVOTING DISPROPORTIONATE ATTENTION TO THE MANAGEMENT OF FUNDS AND/OR ACCOUNTS THAT PROVIDE GREATER OVERALL RETURNS TO THE INVESTMENT MANAGER AND ITS AFFILIATES.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE PORTFOLIO MANAGER RECEIVES A FIXED SALARY AS WELL AS INCENTIVE-BASED COMPENSATION. SALARY IS BASED UPON A VARIETY OF FACTORS INCLUDING EDUCATION, PROFESSIONAL EXPERIENCE, SENIORITY AND ANNUAL SURVEYS OF INVESTMENT ADVISOR COMPENSATION. THE INCENTIVE-BASED PORTION OF THE PORTFOLIO MANAGER'S COMPENSATION IS DETERMINED BY AN EVALUATION OF PROFESSIONAL AND INVESTMENT PERFORMANCE. PROFESSIONAL PERFORMANCE IS ASSESSED BY REFERENCE TO THE PORFOLIO MANAGER'S SATISFACTION OF GOALS SUCH AS THOSE RELATED TO COMPLIANCE, TEAM CONTRIBUTION, AND RESEARCH, ALL OF WHICH ARE INHERENTLY SUBJECTIVE. THE PORTFOLIO MANAGER'S INVESTMENT PERFORMANCE FOR COMPENSATION PURPOSES IS MEASURED BY THE FUND'S 1-, 2-, 3-, AND 5-YEAR PERCENTILE RANKINGS AMONG ITS LIPPER U.S. MORTGAGE FUNDS PEERS.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   THE PORTFOLIO MANAGER DOES NOT BENEFICIALLY OWN SHARES OF THE FUND.




/s/Alex Ghazanfari                                                      1/8/07
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Alex Ghazanfari
[(Printed Name of person signing)]


Chief Compliance Officer
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                           PIF SAM BALANCED PORTFOLIO
                                 [Name of Fund
                             ] MICHAEL D. MEIGHAN
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                          EDGE ASSET MANAGEMENT, INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     6      $2,083,500,000
                                        ---------------------------
 *  other pooled investment vehicles:...     0            0
                                        ---------------------------
 *  other accounts:.....................     0            0
                                        ---------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   MATERIAL CONFLICTS OF INTEREST MAY ARISE WHEN A FUND'S PORTFOLIO MANAGER ALSO HAS DAY-TO-DAY MANAGEMENT RESPONSIBILITIES WITH RESPECT TO ONE OR MORE OTHER FUNDS OR OTHER ACCOUNTS, AS IS THE CASE FOR THE PORTFOLIO MANAGER LISTED ABOVE.

   A PORTFOLIO MANAGER WHO IS RESPONSIBLE FOR MANAGING MULTIPLE FUNDS AND/OR ACCOUNTS MAY DEVOTE UNEQUAL TIME AND ATTENTION TO THE MANAGEMENT OF THOSE FUNDS AND/OR ACCOUNTS. AS A RESULT, THE PORTFOLIO MANAGER MAY NOT BE ABLE TO FORMULATE AS COMPLETE A STRATEGY OR IDENTIFY EQUALLY ATTRACTIVE INVESTMENT OPPORTUNITIES FOR EACH OF THOSE ACCOUNTS AS MIGHT BE THE CASE IF HE OR SHE WERE TO DEVOTE SUBSTANTIALLY MORE ATTENTION TO THE MANAGEMENT OF A SINGLE FUND. THE EFFECTS OF THIS POTENTIAL CONFLICT MAY BE MORE PRONOUNCED WHERE FUNDS AND/OR ACCOUNTS OVERSEEN BY A PARTICULAR PORTFOLIO MANAGER HAVE DIFFERENT INVESTMENT STRATEGIES.

   IF THE PORTFOLIO MANAGER IDENTIFIES A LIMITED INVESTMENT OPPORTUNITY THAT MAY BE SUITABLE FOR MULTIPLE FUNDS AND/OR ACCOUNTS, THE OPPORTUNITY MAY BE ALLOCATED AMONG THESE SEVERAL FUNDS OR ACCOUNTS, WHICH MAY LIMIT A FUND'S ABILITY TO TAKE FULL ADVANTAGE OF THE INVESTMENT OPPORTUNITY.

   AT TIMES, THE PORTFOLIO MANAGER MAY DETERMINE THAT AN INVESTMENT OPPORTUNITY MAY BE APPROPRIATE FOR ONLY SOME OF THE FUNDS AND/OR ACCOUNTS FOR WHICH HE OR SHE EXERCISES INVESTMENT RESPONSIBILITY, OR MAY DECIDE THAT CERTAIN OF THE FUNDS AND/OR ACCOUNTS SHOULD TAKE DIFFERING POSITIONS WITH RESPECT TO A PARTICULAR SECURITY. IN THESE CASES, THE PORTFOLIO MANAGER MAY PLACE SEPARATE TRANSACTIONS FOR ONE OR MORE FUNDS OR ACCOUNTS WHICH MAY AFFECT THE MARKET PRICE OF THE SECURITY OR THE EXECUTION OF THE TRANSACTION, OR BOTH, TO THE DETRIMENT OR BENEFIT OF ONE OR MORE OTHER FUNDS AND/OR ACCOUNTS.

   A PORTFOLIO MANAGER MAY BE ABLE TO SELECT OR INFLUENCE THE SELECTION OF THE BROKERS AND DEALERS THAT ARE USED TO EXECUTE SECURITIES TRANSACTIONS FOR THE FUNDS AND/OR ACCOUNT THAT THEY SUPERVISE. IN ADDITION TO EXECUTING TRADES, SOME BROKERS AND DEALERS PROVIDE PORTFOLIO MANAGERS WITH BROKERAGE AND RESEARCH SERVICES (AS THOSE TERMS ARE DEFINED IN SECTION 28(E) OF THE SECURITIES EXCHANGE ACT OF 1934), WHICH MAY RESULT IN THE PAYMENT OF HIGHER BROKERAGE FEES THAN MIGHT HAVE OTHERWISE BEEN AVAILABLE. THESE SERVICES MAY BE MORE BENEFICIAL TO CERTAIN FUNDS OR ACCOUNTS THAN TO OTHERS. ALTHOUGH THE PAYMENT OF BROKERAGE COMMISSIONS IS SUBJECT TO THE REQUIREMENT THAT THE PORTFOLIO MANAGER DETERMINE IN GOOD FAITH THAT THE COMMISSIONS ARE REASONABLE IN RELATION TO THE VALUE OF THE BROKERAGE AND RESEARCH SERVICES PROVIDED TO THE FUND, A PORTFOLIO MANAGER'S DECISION AS TO THE SELECTION OF BROKERS AND DEALERS COULD YIELD DISPROPORTIONATE COSTS AND BENEFITS AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES.

   A CONFLICT OF INTEREST MAY ARISE WHERE THE FINANCIAL OR OTHER BENEFITS AVAILABLE TO THE PORTFOLIO MANAGER DIFFER AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES. IF THE STRUCTURE OF THE INVESTMENT ADVISOR'S MANAGEMENT FEE AND/OR THE PORTFOLIO MANAGER'S COMPENSATION DIFFERS AMONG FUNDS AND/OR ACCOUNTS (SUCH AS WHERE CERTAIN FUNDS OR ACCOUNTS PAY HIGHER MANAGEMENT FEES), THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO HELP CERTAIN FUNDS AND/OR ACCOUNTS OVER OTHERS. THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO FAVOR FUNDS AND/OR ACCOUNTS IN WHICH HE OR SHE HAS AN INTEREST OR IN WHICH THE INVESTMENT ADVISOR AND/OR ITS AFFILIATES HAVE INTERESTS. SIMILARLY, THE DESIRE TO MAINTAIN ASSETS UNDER MANAGEMENT OR TO ENHANCE THE PORTFOLIO MANAGER'S PERFORMANCE RECORD OR TO DERIVE OTHER REWARDS, FINANCIAL OR OTHERWISE, COULD INFLUENCE THE PORTFOLIO MANAGER IN AFFORDING PREFERENTIAL TREATMENT TO THOSE FUNDS AND/OR ACCOUNTS THAT COULD MOST SIGNIFICANTLY BENEFIT THE PORTFOLIO MANAGER.

   EDGE ASSET MANAGEMENT, INC. OR AN AFFILIATE OF EITHER MAY PROVIDE MORE SERVICES (SUCH AS DISTRIBUTION OR RECORDKEEPING) FOR SOME TYPES OF FUNDS OR ACCOUNTS THAN FOR OTHERS. IN SUCH CASES, THE PORTFOLIO MANAGER MAY BENEFIT, EITHER DIRECTLY OR INDIRECTLY, BY DEVOTING DISPROPORTIONATE ATTENTION TO THE MANAGEMENT OF FUNDS AND/OR ACCOUNTS THAT PROVIDE GREATER OVERALL RETURNS TO THE INVESTMENT MANAGER AND ITS AFFILIATES.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE PORTFOLIO MANAGER RECEIVES A FIXED SALARY AS WELL AS INCENTIVE-BASED COMPENSATION. SALARY IS BASED UPON A VARIETY OF FACTORS INCLUDING EDUCATION, PROFESSIONAL EXPERIENCE, SENIORITY AND ANNUAL SURVEYS OF INVESTMENT ADVISOR COMPENSATION. THE INCENTIVE-BASED PORTION OF THE PORTFOLIO MANAGER'S COMPENSATION IS DETERMINED BY AN EVALUATION OF PROFESSIONAL AND INVESTMENT PERFORMANCE. PROFESSIONAL PERFORMANCE IS ASSESSED BY REFERENCE TO THE PORFOLIO MANAGER'S SATISFACTION OF GOALS SUCH AS THOSE RELATED TO COMPLIANCE, TEAM CONTRIBUTION, AND RESEARCH, ALL OF WHICH ARE INHERENTLY SUBJECTIVE. THE PORTFOLIO MANAGER'S INVESTMENT PERFORMANCE FOR COMPENSATION PURPOSES IS MEASURED BY THE FUND'S 1-, 2-, 3- AND 5-YEAR PERCENTILE RANKINGS AMONG ITS LIPPER BALANCED FUNDS PEERS.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   THE PORTFOLIO MANAGER BENEFICIALLY OWNS SHARES OF THE FUND IN THE RANGE OF $50,001 TO $100,000.





/s/Alex Ghazanfari                                                      1/8/07
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Alex Ghazanfari
[(Printed Name of person signing)]


Chief Compliance Officer
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                           PIF SAM BALANCED PORTFOLIO
                                 [Name of Fund
                              ] RANDALL L. YOAKUM
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                          EDGE ASSET MANAGEMENT, INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     6      $2,083,500,000
                                        ---------------------------
 *  other pooled investment vehicles:...     0            0
                                        ---------------------------
 *  other accounts:.....................     0            0
                                        ---------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   MATERIAL CONFLICTS OF INTEREST MAY ARISE WHEN A FUND'S PORTFOLIO MANAGER ALSO HAS DAY-TO-DAY MANAGEMENT RESPONSIBILITIES WITH RESPECT TO ONE OR MORE OTHER FUNDS OR OTHER ACCOUNTS, AS IS THE CASE FOR THE PORTFOLIO MANAGER LISTED ABOVE.

   A PORTFOLIO MANAGER WHO IS RESPONSIBLE FOR MANAGING MULTIPLE FUNDS AND/OR ACCOUNTS MAY DEVOTE UNEQUAL TIME AND ATTENTION TO THE MANAGEMENT OF THOSE FUNDS AND/OR ACCOUNTS. AS A RESULT, THE PORTFOLIO MANAGER MAY NOT BE ABLE TO FORMULATE AS COMPLETE A STRATEGY OR IDENTIFY EQUALLY ATTRACTIVE INVESTMENT OPPORTUNITIES FOR EACH OF THOSE ACCOUNTS AS MIGHT BE THE CASE IF HE OR SHE WERE TO DEVOTE SUBSTANTIALLY MORE ATTENTION TO THE MANAGEMENT OF A SINGLE FUND. THE EFFECTS OF THIS POTENTIAL CONFLICT MAY BE MORE PRONOUNCED WHERE FUNDS AND/OR ACCOUNTS OVERSEEN BY A PARTICULAR PORTFOLIO MANAGER HAVE DIFFERENT INVESTMENT STRATEGIES.

   IF THE PORTFOLIO MANAGER IDENTIFIES A LIMITED INVESTMENT OPPORTUNITY THAT MAY BE SUITABLE FOR MULTIPLE FUNDS AND/OR ACCOUNTS, THE OPPORTUNITY MAY BE ALLOCATED AMONG THESE SEVERAL FUNDS OR ACCOUNTS, WHICH MAY LIMIT A FUND'S ABILITY TO TAKE FULL ADVANTAGE OF THE INVESTMENT OPPORTUNITY.

   AT TIMES, THE PORTFOLIO MANAGER MAY DETERMINE THAT AN INVESTMENT OPPORTUNITY MAY BE APPROPRIATE FOR ONLY SOME OF THE FUNDS AND/OR ACCOUNTS FOR WHICH HE OR SHE EXERCISES INVESTMENT RESPONSIBILITY, OR MAY DECIDE THAT CERTAIN OF THE FUNDS AND/OR ACCOUNTS SHOULD TAKE DIFFERING POSITIONS WITH RESPECT TO A PARTICULAR SECURITY. IN THESE CASES, THE PORTFOLIO MANAGER MAY PLACE SEPARATE TRANSACTIONS FOR ONE OR MORE FUNDS OR ACCOUNTS WHICH MAY AFFECT THE MARKET PRICE OF THE SECURITY OR THE EXECUTION OF THE TRANSACTION, OR BOTH, TO THE DETRIMENT OR BENEFIT OF ONE OR MORE OTHER FUNDS AND/OR ACCOUNTS.

   A PORTFOLIO MANAGER MAY BE ABLE TO SELECT OR INFLUENCE THE SELECTION OF THE BROKERS AND DEALERS THAT ARE USED TO EXECUTE SECURITIES TRANSACTIONS FOR THE FUNDS AND/OR ACCOUNT THAT THEY SUPERVISE. IN ADDITION TO EXECUTING TRADES, SOME BROKERS AND DEALERS PROVIDE PORTFOLIO MANAGERS WITH BROKERAGE AND RESEARCH SERVICES (AS THOSE TERMS ARE DEFINED IN SECTION 28(E) OF THE SECURITIES EXCHANGE ACT OF 1934), WHICH MAY RESULT IN THE PAYMENT OF HIGHER BROKERAGE FEES THAN MIGHT HAVE OTHERWISE BEEN AVAILABLE. THESE SERVICES MAY BE MORE BENEFICIAL TO CERTAIN FUNDS OR ACCOUNTS THAN TO OTHERS. ALTHOUGH THE PAYMENT OF BROKERAGE COMMISSIONS IS SUBJECT TO THE REQUIREMENT THAT THE PORTFOLIO MANAGER DETERMINE IN GOOD FAITH THAT THE COMMISSIONS ARE REASONABLE IN RELATION TO THE VALUE OF THE BROKERAGE AND RESEARCH SERVICES PROVIDED TO THE FUND, A PORTFOLIO MANAGER'S DECISION AS TO THE SELECTION OF BROKERS AND DEALERS COULD YIELD DISPROPORTIONATE COSTS AND BENEFITS AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES.

   A CONFLICT OF INTEREST MAY ARISE WHERE THE FINANCIAL OR OTHER BENEFITS AVAILABLE TO THE PORTFOLIO MANAGER DIFFER AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES. IF THE STRUCTURE OF THE INVESTMENT ADVISOR'S MANAGEMENT FEE AND/OR THE PORTFOLIO MANAGER'S COMPENSATION DIFFERS AMONG FUNDS AND/OR ACCOUNTS (SUCH AS WHERE CERTAIN FUNDS OR ACCOUNTS PAY HIGHER MANAGEMENT FEES), THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO HELP CERTAIN FUNDS AND/OR ACCOUNTS OVER OTHERS. THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO FAVOR FUNDS AND/OR ACCOUNTS IN WHICH HE OR SHE HAS AN INTEREST OR IN WHICH THE INVESTMENT ADVISOR AND/OR ITS AFFILIATES HAVE INTERESTS. SIMILARLY, THE DESIRE TO MAINTAIN ASSETS UNDER MANAGEMENT OR TO ENHANCE THE PORTFOLIO MANAGER'S PERFORMANCE RECORD OR TO DERIVE OTHER REWARDS, FINANCIAL OR OTHERWISE, COULD INFLUENCE THE PORTFOLIO MANAGER IN AFFORDING PREFERENTIAL TREATMENT TO THOSE FUNDS AND/OR ACCOUNTS THAT COULD MOST SIGNIFICANTLY BENEFIT THE PORTFOLIO MANAGER.

   EDGE ASSET MANAGEMENT, INC. OR AN AFFILIATE OF EITHER MAY PROVIDE MORE SERVICES (SUCH AS DISTRIBUTION OR RECORDKEEPING) FOR SOME TYPES OF FUNDS OR ACCOUNTS THAN FOR OTHERS. IN SUCH CASES, THE PORTFOLIO MANAGER MAY BENEFIT, EITHER DIRECTLY OR INDIRECTLY, BY DEVOTING DISPROPORTIONATE ATTENTION TO THE MANAGEMENT OF FUNDS AND/OR ACCOUNTS THAT PROVIDE GREATER OVERALL RETURNS TO THE INVESTMENT MANAGER AND ITS AFFILIATES.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE PORTFOLIO MANAGER RECEIVES A FIXED SALARY AS WELL AS INCENTIVE-BASED COMPENSATION. SALARY IS BASED UPON A VARIETY OF FACTORS INCLUDING EDUCATION, PROFESSIONAL EXPERIENCE, SENIORITY AND ANNUAL SURVEYS OF INVESTMENT ADVISOR COMPENSATION. THE INCENTIVE-BASED PORTION OF THE PORTFOLIO MANAGER'S COMPENSATION IS DETERMINED BY AN EVALUATION OF PROFESSIONAL AND INVESTMENT PERFORMANCE. PROFESSIONAL PERFORMANCE IS ASSESSED BY REFERENCE TO THE PORFOLIO MANAGER'S SATISFACTION OF GOALS SUCH AS THOSE RELATED TO COMPLIANCE, TEAM CONTRIBUTION, AND RESEARCH, ALL OF WHICH ARE INHERENTLY SUBJECTIVE. THE PORTFOLIO MANAGER'S INVESTMENT PERFORMANCE FOR COMPENSATION PURPOSES IS MEASURED BY THE FUND'S 1-, 2-. 3-. AND 5-YEAR PERCENTILE RANKINGS AMONG ITS LIPPER BALANCED FUNDS PEERS.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   THE PORTFOLIO MANAGER DOES NOT BENEFICIALLY OWNS SHARES OF THE FUND.





/s/Alex Ghazanfari                                                      1/8/07
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Alex Ghazanfari
[(Printed Name of person signing)]


Chief Compliance Officer
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                    PIF SAM CONSERVATIVE BALANCED PORTFOLIO
                                 [Name of Fund
                             ] MICHAEL D. MEIGHAN
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                          EDGE ASSET MANAGEMENT, INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     6      $2,083,500,000
                                        ---------------------------
 *  other pooled investment vehicles:...     0            0
                                        ---------------------------
 *  other accounts:.....................     0            0
                                        ---------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   MATERIAL CONFLICTS OF INTEREST MAY ARISE WHEN A FUND'S PORTFOLIO MANAGER ALSO HAS DAY-TO-DAY MANAGEMENT RESPONSIBILITIES WITH RESPECT TO ONE OR MORE OTHER FUNDS OR OTHER ACCOUNTS, AS IS THE CASE FOR THE PORTFOLIO MANAGER LISTED ABOVE.

   A PORTFOLIO MANAGER WHO IS RESPONSIBLE FOR MANAGING MULTIPLE FUNDS AND/OR ACCOUNTS MAY DEVOTE UNEQUAL TIME AND ATTENTION TO THE MANAGEMENT OF THOSE FUNDS AND/OR ACCOUNTS. AS A RESULT, THE PORTFOLIO MANAGER MAY NOT BE ABLE TO FORMULATE AS COMPLETE A STRATEGY OR IDENTIFY EQUALLY ATTRACTIVE INVESTMENT OPPORTUNITIES FOR EACH OF THOSE ACCOUNTS AS MIGHT BE THE CASE IF HE OR SHE WERE TO DEVOTE SUBSTANTIALLY MORE ATTENTION TO THE MANAGEMENT OF A SINGLE FUND. THE EFFECTS OF THIS POTENTIAL CONFLICT MAY BE MORE PRONOUNCED WHERE FUNDS AND/OR ACCOUNTS OVERSEEN BY A PARTICULAR PORTFOLIO MANAGER HAVE DIFFERENT INVESTMENT STRATEGIES.

   IF THE PORTFOLIO MANAGER IDENTIFIES A LIMITED INVESTMENT OPPORTUNITY THAT MAY BE SUITABLE FOR MULTIPLE FUNDS AND/OR ACCOUNTS, THE OPPORTUNITY MAY BE ALLOCATED AMONG THESE SEVERAL FUNDS OR ACCOUNTS, WHICH MAY LIMIT A FUND'S ABILITY TO TAKE FULL ADVANTAGE OF THE INVESTMENT OPPORTUNITY.

   AT TIMES, THE PORTFOLIO MANAGER MAY DETERMINE THAT AN INVESTMENT OPPORTUNITY MAY BE APPROPRIATE FOR ONLY SOME OF THE FUNDS AND/OR ACCOUNTS FOR WHICH HE OR SHE EXERCISES INVESTMENT RESPONSIBILITY, OR MAY DECIDE THAT CERTAIN OF THE FUNDS AND/OR ACCOUNTS SHOULD TAKE DIFFERING POSITIONS WITH RESPECT TO A PARTICULAR SECURITY. IN THESE CASES, THE PORTFOLIO MANAGER MAY PLACE SEPARATE TRANSACTIONS FOR ONE OR MORE FUNDS OR ACCOUNTS WHICH MAY AFFECT THE MARKET PRICE OF THE SECURITY OR THE EXECUTION OF THE TRANSACTION, OR BOTH, TO THE DETRIMENT OR BENEFIT OF ONE OR MORE OTHER FUNDS AND/OR ACCOUNTS.

   A PORTFOLIO MANAGER MAY BE ABLE TO SELECT OR INFLUENCE THE SELECTION OF THE BROKERS AND DEALERS THAT ARE USED TO EXECUTE SECURITIES TRANSACTIONS FOR THE FUNDS AND/OR ACCOUNT THAT THEY SUPERVISE. IN ADDITION TO EXECUTING TRADES, SOME BROKERS AND DEALERS PROVIDE PORTFOLIO MANAGERS WITH BROKERAGE AND RESEARCH SERVICES (AS THOSE TERMS ARE DEFINED IN SECTION 28(E) OF THE SECURITIES EXCHANGE ACT OF 1934), WHICH MAY RESULT IN THE PAYMENT OF HIGHER BROKERAGE FEES THAN MIGHT HAVE OTHERWISE BEEN AVAILABLE. THESE SERVICES MAY BE MORE BENEFICIAL TO CERTAIN FUNDS OR ACCOUNTS THAN TO OTHERS. ALTHOUGH THE PAYMENT OF BROKERAGE COMMISSIONS IS SUBJECT TO THE REQUIREMENT THAT THE PORTFOLIO MANAGER DETERMINE IN GOOD FAITH THAT THE COMMISSIONS ARE REASONABLE IN RELATION TO THE VALUE OF THE BROKERAGE AND RESEARCH SERVICES PROVIDED TO THE FUND, A PORTFOLIO MANAGER'S DECISION AS TO THE SELECTION OF BROKERS AND DEALERS COULD YIELD DISPROPORTIONATE COSTS AND BENEFITS AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES.

   A CONFLICT OF INTEREST MAY ARISE WHERE THE FINANCIAL OR OTHER BENEFITS AVAILABLE TO THE PORTFOLIO MANAGER DIFFER AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES. IF THE STRUCTURE OF THE INVESTMENT ADVISOR'S MANAGEMENT FEE AND/OR THE PORTFOLIO MANAGER'S COMPENSATION DIFFERS AMONG FUNDS AND/OR ACCOUNTS (SUCH AS WHERE CERTAIN FUNDS OR ACCOUNTS PAY HIGHER MANAGEMENT FEES), THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO HELP CERTAIN FUNDS AND/OR ACCOUNTS OVER OTHERS. THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO FAVOR FUNDS AND/OR ACCOUNTS IN WHICH HE OR SHE HAS AN INTEREST OR IN WHICH THE INVESTMENT ADVISOR AND/OR ITS AFFILIATES HAVE INTERESTS. SIMILARLY, THE DESIRE TO MAINTAIN ASSETS UNDER MANAGEMENT OR TO ENHANCE THE PORTFOLIO MANAGER'S PERFORMANCE RECORD OR TO DERIVE OTHER REWARDS, FINANCIAL OR OTHERWISE, COULD INFLUENCE THE PORTFOLIO MANAGER IN AFFORDING PREFERENTIAL TREATMENT TO THOSE FUNDS AND/OR ACCOUNTS THAT COULD MOST SIGNIFICANTLY BENEFIT THE PORTFOLIO MANAGER.

   EDGE ASSET MANAGEMENT, INC. OR AN AFFILIATE OF EITHER MAY PROVIDE MORE SERVICES (SUCH AS DISTRIBUTION OR RECORDKEEPING) FOR SOME TYPES OF FUNDS OR ACCOUNTS THAN FOR OTHERS. IN SUCH CASES, THE PORTFOLIO MANAGER MAY BENEFIT, EITHER DIRECTLY OR INDIRECTLY, BY DEVOTING DISPROPORTIONATE ATTENTION TO THE MANAGEMENT OF FUNDS AND/OR ACCOUNTS THAT PROVIDE GREATER OVERALL RETURNS TO THE INVESTMENT MANAGER AND ITS AFFILIATES.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE PORTFOLIO MANAGER RECEIVES A FIXED SALARY AS WELL AS INCENTIVE-BASED COMPENSATION. SALARY IS BASED UPON A VARIETY OF FACTORS INCLUDING EDUCATION, PROFESSIONAL EXPERIENCE, SENIORITY AND ANNUAL SURVEYS OF INVESTMENT ADVISOR COMPENSATION. THE INCENTIVE-BASED PORTION OF THE PORTFOLIO MANAGER'S COMPENSATION IS DETERMINED BY AN EVALUATION OF PROFESSIONAL AND INVESTMENT PERFORMANCE. PROFESSIONAL PERFORMANCE IS ASSESSED BY REFERENCE TO THE PORFOLIO MANAGER'S SATISFACTION OF GOALS SUCH AS THOSE RELATED TO COMPLIANCE, TEAM CONTRIBUTION, AND RESEARCH, ALL OF WHICH ARE INHERENTLY SUBJECTIVE. THE PORTFOLIO MANAGER'S INVESTMENT PERFORMANCE FOR COMPENSATION PURPOSES IS
   MEASURED BY THE PVC BALANCED FUND'S 1-. 2-, 3-, AND 5-YEAR PERCENTILE RANKINGS AMONG ITS LIPPER BALANCED FUNDS PEERS.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or over $1,000,000. If the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   THE PORTFOLIO MANAGER DOES NOT BENEFICIALLY OWN SHARES OF THE FUND.





/s/Alex Ghazanfari                                                      1/8/07
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Alex Ghazanfari
[(Printed Name of person signing)]


Chief Compliance Officer
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                    PIF SAM CONSERVATIVE BALANCED PORTFOLIO
                                 [Name of Fund
                              ] RANDALL L. YOAKUM
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                          EDGE ASSET MANAGEMENT, INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     6      $2,083,500,000
                                        ---------------------------
 *  other pooled investment vehicles:...     0            0
                                        ---------------------------
 *  other accounts:.....................     0            0
                                        ---------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   MATERIAL CONFLICTS OF INTEREST MAY ARISE WHEN A FUND'S PORTFOLIO MANAGER ALSO HAS DAY-TO-DAY MANAGEMENT RESPONSIBILITIES WITH RESPECT TO ONE OR MORE OTHER FUNDS OR OTHER ACCOUNTS, AS IS THE CASE FOR THE PORTFOLIO MANAGER LISTED ABOVE.

   A PORTFOLIO MANAGER WHO IS RESPONSIBLE FOR MANAGING MULTIPLE FUNDS AND/OR ACCOUNTS MAY DEVOTE UNEQUAL TIME AND ATTENTION TO THE MANAGEMENT OF THOSE FUNDS AND/OR ACCOUNTS. AS A RESULT, THE PORTFOLIO MANAGER MAY NOT BE ABLE TO FORMULATE AS COMPLETE A STRATEGY OR IDENTIFY EQUALLY ATTRACTIVE INVESTMENT OPPORTUNITIES FOR EACH OF THOSE ACCOUNTS AS MIGHT BE THE CASE IF HE OR SHE WERE TO DEVOTE SUBSTANTIALLY MORE ATTENTION TO THE MANAGEMENT OF A SINGLE FUND. THE EFFECTS OF THIS POTENTIAL CONFLICT MAY BE MORE PRONOUNCED WHERE FUNDS AND/OR ACCOUNTS OVERSEEN BY A PARTICULAR PORTFOLIO MANAGER HAVE DIFFERENT INVESTMENT STRATEGIES.

   IF THE PORTFOLIO MANAGER IDENTIFIES A LIMITED INVESTMENT OPPORTUNITY THAT MAY BE SUITABLE FOR MULTIPLE FUNDS AND/OR ACCOUNTS, THE OPPORTUNITY MAY BE ALLOCATED AMONG THESE SEVERAL FUNDS OR ACCOUNTS, WHICH MAY LIMIT A FUND'S ABILITY TO TAKE FULL ADVANTAGE OF THE INVESTMENT OPPORTUNITY.

   AT TIMES, THE PORTFOLIO MANAGER MAY DETERMINE THAT AN INVESTMENT OPPORTUNITY MAY BE APPROPRIATE FOR ONLY SOME OF THE FUNDS AND/OR ACCOUNTS FOR WHICH HE OR SHE EXERCISES INVESTMENT RESPONSIBILITY, OR MAY DECIDE THAT CERTAIN OF THE FUNDS AND/OR ACCOUNTS SHOULD TAKE DIFFERING POSITIONS WITH RESPECT TO A PARTICULAR SECURITY. IN THESE CASES, THE PORTFOLIO MANAGER MAY PLACE SEPARATE TRANSACTIONS FOR ONE OR MORE FUNDS OR ACCOUNTS WHICH MAY AFFECT THE MARKET PRICE OF THE SECURITY OR THE EXECUTION OF THE TRANSACTION, OR BOTH, TO THE DETRIMENT OR BENEFIT OF ONE OR MORE OTHER FUNDS AND/OR ACCOUNTS.

   A PORTFOLIO MANAGER MAY BE ABLE TO SELECT OR INFLUENCE THE SELECTION OF THE BROKERS AND DEALERS THAT ARE USED TO EXECUTE SECURITIES TRANSACTIONS FOR THE FUNDS AND/OR ACCOUNT THAT THEY SUPERVISE. IN ADDITION TO EXECUTING TRADES, SOME BROKERS AND DEALERS PROVIDE PORTFOLIO MANAGERS WITH BROKERAGE AND RESEARCH SERVICES (AS THOSE TERMS ARE DEFINED IN SECTION 28(E) OF THE SECURITIES EXCHANGE ACT OF 1934), WHICH MAY RESULT IN THE PAYMENT OF HIGHER BROKERAGE FEES THAN MIGHT HAVE OTHERWISE BEEN AVAILABLE. THESE SERVICES MAY BE MORE BENEFICIAL TO CERTAIN FUNDS OR ACCOUNTS THAN TO OTHERS. ALTHOUGH THE PAYMENT OF BROKERAGE COMMISSIONS IS SUBJECT TO THE REQUIREMENT THAT THE PORTFOLIO MANAGER DETERMINE IN GOOD FAITH THAT THE COMMISSIONS ARE REASONABLE IN RELATION TO THE VALUE OF THE BROKERAGE AND RESEARCH SERVICES PROVIDED TO THE FUND, A PORTFOLIO MANAGER'S DECISION AS TO THE SELECTION OF BROKERS AND DEALERS COULD YIELD DISPROPORTIONATE COSTS AND BENEFITS AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES.

   A CONFLICT OF INTEREST MAY ARISE WHERE THE FINANCIAL OR OTHER BENEFITS AVAILABLE TO THE PORTFOLIO MANAGER DIFFER AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES. IF THE STRUCTURE OF THE INVESTMENT ADVISOR'S MANAGEMENT FEE AND/OR THE PORTFOLIO MANAGER'S COMPENSATION DIFFERS AMONG FUNDS AND/OR ACCOUNTS (SUCH AS WHERE CERTAIN FUNDS OR ACCOUNTS PAY HIGHER MANAGEMENT FEES), THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO HELP CERTAIN FUNDS AND/OR ACCOUNTS OVER OTHERS. THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO FAVOR FUNDS AND/OR ACCOUNTS IN WHICH HE OR SHE HAS AN INTEREST OR IN WHICH THE INVESTMENT ADVISOR AND/OR ITS AFFILIATES HAVE INTERESTS. SIMILARLY, THE DESIRE TO MAINTAIN ASSETS UNDER MANAGEMENT OR TO ENHANCE THE PORTFOLIO MANAGER'S PERFORMANCE RECORD OR TO DERIVE OTHER REWARDS, FINANCIAL OR OTHERWISE, COULD INFLUENCE THE PORTFOLIO MANAGER IN AFFORDING PREFERENTIAL TREATMENT TO THOSE FUNDS AND/OR ACCOUNTS THAT COULD MOST SIGNIFICANTLY BENEFIT THE PORTFOLIO MANAGER.

   EDGE ASSET MANAGEMENT, INC. OR AN AFFILIATE OF EITHER MAY PROVIDE MORE SERVICES (SUCH AS DISTRIBUTION OR RECORDKEEPING) FOR SOME TYPES OF FUNDS OR ACCOUNTS THAN FOR OTHERS. IN SUCH CASES, THE PORTFOLIO MANAGER MAY BENEFIT, EITHER DIRECTLY OR INDIRECTLY, BY DEVOTING DISPROPORTIONATE ATTENTION TO THE MANAGEMENT OF FUNDS AND/OR ACCOUNTS THAT PROVIDE GREATER OVERALL RETURNS TO THE INVESTMENT MANAGER AND ITS AFFILIATES.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE PORTFOLIO MANAGER RECEIVES A FIXED SALARY AS WELL AS INCENTIVE-BASED COMPENSATION. SALARY IS BASED UPON A VARIETY OF FACTORS INCLUDING EDUCATION, PROFESSIONAL EXPERIENCE, SENIORITY AND ANNUAL SURVEYS OF INVESTMENT ADVISOR COMPENSATION. THE INCENTIVE-BASED PORTION OF THE PORTFOLIO MANAGER'S COMPENSATION IS DETERMINED BY AN EVALUATION OF PROFESSIONAL AND INVESTMENT PERFORMANCE. PROFESSIONAL PERFORMANCE IS ASSESSED BY REFERENCE TO THE PORFOLIO MANAGER'S SATISFACTION OF GOALS SUCH AS THOSE RELATED TO COMPLIANCE, TEAM CONTRIBUTION, AND RESEARCH, ALL OF WHICH ARE INHERENTLY SUBJECTIVE. THE PORTFOLIO MANAGER'S INVESTMENT PERFORMANCE FOR COMPENSATION PURPOSES IS
   MEASURED BY THE PVC BALANCED FUND'S 1-. 2-, 3-, AND 5-YEAR PERCENTILE RANKINGS AMONG ITS LIPPER BALANCED FUNDS PEERS.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or over $1,000,000. If the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   THE PORTFOLIO MANAGER DOES NOT BENEFICIALLY OWN SHARES OF THE FUND.





/s/Alex Ghazanfari                                                      1/8/07
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Alex Ghazanfari
[(Printed Name of person signing)]


Chief Compliance Officer
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                     PIF SAM CONSERVATIVE GROWTH PORTFOLIO
                                 [Name of Fund
                             ] MICHAEL D. MEIGHAN
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                          EDGE ASSET MANAGEMENT, INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     6      $2,083,500,000
                                        ---------------------------
 *  other pooled investment vehicles:...     0            0
                                        ---------------------------
 *  other accounts:.....................     0            0
                                        ---------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   MATERIAL CONFLICTS OF INTEREST MAY ARISE WHEN A FUND'S PORTFOLIO MANAGER ALSO HAS DAY-TO-DAY MANAGEMENT RESPONSIBILITIES WITH RESPECT TO ONE OR MORE OTHER FUNDS OR OTHER ACCOUNTS, AS IS THE CASE FOR THE PORTFOLIO MANAGER LISTED ABOVE.

   A PORTFOLIO MANAGER WHO IS RESPONSIBLE FOR MANAGING MULTIPLE FUNDS AND/OR ACCOUNTS MAY DEVOTE UNEQUAL TIME AND ATTENTION TO THE MANAGEMENT OF THOSE FUNDS AND/OR ACCOUNTS. AS A RESULT, THE PORTFOLIO MANAGER MAY NOT BE ABLE TO FORMULATE AS COMPLETE A STRATEGY OR IDENTIFY EQUALLY ATTRACTIVE INVESTMENT OPPORTUNITIES FOR EACH OF THOSE ACCOUNTS AS MIGHT BE THE CASE IF HE OR SHE WERE TO DEVOTE SUBSTANTIALLY MORE ATTENTION TO THE MANAGEMENT OF A SINGLE FUND. THE EFFECTS OF THIS POTENTIAL CONFLICT MAY BE MORE PRONOUNCED WHERE FUNDS AND/OR ACCOUNTS OVERSEEN BY A PARTICULAR PORTFOLIO MANAGER HAVE DIFFERENT INVESTMENT STRATEGIES.

   IF THE PORTFOLIO MANAGER IDENTIFIES A LIMITED INVESTMENT OPPORTUNITY THAT MAY BE SUITABLE FOR MULTIPLE FUNDS AND/OR ACCOUNTS, THE OPPORTUNITY MAY BE ALLOCATED AMONG THESE SEVERAL FUNDS OR ACCOUNTS, WHICH MAY LIMIT A FUND'S ABILITY TO TAKE FULL ADVANTAGE OF THE INVESTMENT OPPORTUNITY.

   AT TIMES, THE PORTFOLIO MANAGER MAY DETERMINE THAT AN INVESTMENT OPPORTUNITY MAY BE APPROPRIATE FOR ONLY SOME OF THE FUNDS AND/OR ACCOUNTS FOR WHICH HE OR SHE EXERCISES INVESTMENT RESPONSIBILITY, OR MAY DECIDE THAT CERTAIN OF THE FUNDS AND/OR ACCOUNTS SHOULD TAKE DIFFERING POSITIONS WITH RESPECT TO A PARTICULAR SECURITY. IN THESE CASES, THE PORTFOLIO MANAGER MAY PLACE SEPARATE TRANSACTIONS FOR ONE OR MORE FUNDS OR ACCOUNTS WHICH MAY AFFECT THE MARKET PRICE OF THE SECURITY OR THE EXECUTION OF THE TRANSACTION, OR BOTH, TO THE DETRIMENT OR BENEFIT OF ONE OR MORE OTHER FUNDS AND/OR ACCOUNTS.

   A PORTFOLIO MANAGER MAY BE ABLE TO SELECT OR INFLUENCE THE SELECTION OF THE BROKERS AND DEALERS THAT ARE USED TO EXECUTE SECURITIES TRANSACTIONS FOR THE FUNDS AND/OR ACCOUNT THAT THEY SUPERVISE. IN ADDITION TO EXECUTING TRADES, SOME BROKERS AND DEALERS PROVIDE PORTFOLIO MANAGERS WITH BROKERAGE AND RESEARCH SERVICES (AS THOSE TERMS ARE DEFINED IN SECTION 28(E) OF THE SECURITIES EXCHANGE ACT OF 1934), WHICH MAY RESULT IN THE PAYMENT OF HIGHER BROKERAGE FEES THAN MIGHT HAVE OTHERWISE BEEN AVAILABLE. THESE SERVICES MAY BE MORE BENEFICIAL TO CERTAIN FUNDS OR ACCOUNTS THAN TO OTHERS. ALTHOUGH THE PAYMENT OF BROKERAGE COMMISSIONS IS SUBJECT TO THE REQUIREMENT THAT THE PORTFOLIO MANAGER DETERMINE IN GOOD FAITH THAT THE COMMISSIONS ARE REASONABLE IN RELATION TO THE VALUE OF THE BROKERAGE AND RESEARCH SERVICES PROVIDED TO THE FUND, A PORTFOLIO MANAGER'S DECISION AS TO THE SELECTION OF BROKERS AND DEALERS COULD YIELD DISPROPORTIONATE COSTS AND BENEFITS AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES.

   A CONFLICT OF INTEREST MAY ARISE WHERE THE FINANCIAL OR OTHER BENEFITS AVAILABLE TO THE PORTFOLIO MANAGER DIFFER AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES. IF THE STRUCTURE OF THE INVESTMENT ADVISOR'S MANAGEMENT FEE AND/OR THE PORTFOLIO MANAGER'S COMPENSATION DIFFERS AMONG FUNDS AND/OR ACCOUNTS (SUCH AS WHERE CERTAIN FUNDS OR ACCOUNTS PAY HIGHER MANAGEMENT FEES), THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO HELP CERTAIN FUNDS AND/OR ACCOUNTS OVER OTHERS. THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO FAVOR FUNDS AND/OR ACCOUNTS IN WHICH HE OR SHE HAS AN INTEREST OR IN WHICH THE INVESTMENT ADVISOR AND/OR ITS AFFILIATES HAVE INTERESTS. SIMILARLY, THE DESIRE TO MAINTAIN ASSETS UNDER MANAGEMENT OR TO ENHANCE THE PORTFOLIO MANAGER'S PERFORMANCE RECORD OR TO DERIVE OTHER REWARDS, FINANCIAL OR OTHERWISE, COULD INFLUENCE THE PORTFOLIO MANAGER IN AFFORDING PREFERENTIAL TREATMENT TO THOSE FUNDS AND/OR ACCOUNTS THAT COULD MOST SIGNIFICANTLY BENEFIT THE PORTFOLIO MANAGER.

   EDGE ASSET MANAGEMENT, INC. OR AN AFFILIATE OF EITHER MAY PROVIDE MORE SERVICES (SUCH AS DISTRIBUTION OR RECORDKEEPING) FOR SOME TYPES OF FUNDS OR ACCOUNTS THAN FOR OTHERS. IN SUCH CASES, THE PORTFOLIO MANAGER MAY BENEFIT, EITHER DIRECTLY OR INDIRECTLY, BY DEVOTING DISPROPORTIONATE ATTENTION TO THE MANAGEMENT OF FUNDS AND/OR ACCOUNTS THAT PROVIDE GREATER OVERALL RETURNS TO THE INVESTMENT MANAGER AND ITS AFFILIATES.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE PORTFOLIO MANAGER RECEIVES A FIXED SALARY AS WELL AS INCENTIVE-BASED COMPENSATION. SALARY IS BASED UPON A VARIETY OF FACTORS INCLUDING EDUCATION, PROFESSIONAL EXPERIENCE, SENIORITY AND ANNUAL SURVEYS OF INVESTMENT ADVISOR COMPENSATION. THE INCENTIVE-BASED PORTION OF THE PORTFOLIO MANAGER'S COMPENSATION IS DETERMINED BY AN EVALUATION OF PROFESSIONAL AND INVESTMENT PERFORMANCE. PROFESSIONAL PERFORMANCE IS ASSESSED BY REFERENCE TO THE PORFOLIO MANAGER'S SATISFACTION OF GOALS SUCH AS THOSE RELATED TO COMPLIANCE, TEAM CONTRIBUTION, AND RESEARCH, ALL OF WHICH ARE INHERENTLY SUBJECTIVE. THE PORTFOLIO MANAGER'S INVESTMENT PERFORMANCE FOR COMPENSATION PURPOSES IS
   MEASURED BY THE PVC BALANCED FUND'S 1-. 2-, 3-, AND 5-YEAR PERCENTILE RANKINGS AMONG ITS LIPPER BALANCED FUNDS PEERS.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or over $1,000,000. If the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   THE PORTFOLIO MANAGER DOES NOT BENEFICIALLY OWNS SHARES OF THE FUND.




/s/Alex Ghazanfari                                                      1/8/07
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Alex Ghazanfari
[(Printed Name of person signing)]


Chief Compliance Officer
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                     PIF SAM CONSERVATIVE GROWTH PORTFOLIO
                                 [Name of Fund
                              ] RANDALL L. YOAKUM
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                          EDGE ASSET MANAGEMENT, INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     6      $2,083,500,000
                                        ---------------------------
 *  other pooled investment vehicles:...     0            0
                                        ---------------------------
 *  other accounts:.....................     0            0
                                        ---------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   MATERIAL CONFLICTS OF INTEREST MAY ARISE WHEN A FUND'S PORTFOLIO MANAGER ALSO HAS DAY-TO-DAY MANAGEMENT RESPONSIBILITIES WITH RESPECT TO ONE OR MORE OTHER FUNDS OR OTHER ACCOUNTS, AS IS THE CASE FOR THE PORTFOLIO MANAGER LISTED ABOVE.

   A PORTFOLIO MANAGER WHO IS RESPONSIBLE FOR MANAGING MULTIPLE FUNDS AND/OR ACCOUNTS MAY DEVOTE UNEQUAL TIME AND ATTENTION TO THE MANAGEMENT OF THOSE FUNDS AND/OR ACCOUNTS. AS A RESULT, THE PORTFOLIO MANAGER MAY NOT BE ABLE TO FORMULATE AS COMPLETE A STRATEGY OR IDENTIFY EQUALLY ATTRACTIVE INVESTMENT OPPORTUNITIES FOR EACH OF THOSE ACCOUNTS AS MIGHT BE THE CASE IF HE OR SHE WERE TO DEVOTE SUBSTANTIALLY MORE ATTENTION TO THE MANAGEMENT OF A SINGLE FUND. THE EFFECTS OF THIS POTENTIAL CONFLICT MAY BE MORE PRONOUNCED WHERE FUNDS AND/OR ACCOUNTS OVERSEEN BY A PARTICULAR PORTFOLIO MANAGER HAVE DIFFERENT INVESTMENT STRATEGIES.

   IF THE PORTFOLIO MANAGER IDENTIFIES A LIMITED INVESTMENT OPPORTUNITY THAT MAY BE SUITABLE FOR MULTIPLE FUNDS AND/OR ACCOUNTS, THE OPPORTUNITY MAY BE ALLOCATED AMONG THESE SEVERAL FUNDS OR ACCOUNTS, WHICH MAY LIMIT A FUND'S ABILITY TO TAKE FULL ADVANTAGE OF THE INVESTMENT OPPORTUNITY.

   AT TIMES, THE PORTFOLIO MANAGER MAY DETERMINE THAT AN INVESTMENT OPPORTUNITY MAY BE APPROPRIATE FOR ONLY SOME OF THE FUNDS AND/OR ACCOUNTS FOR WHICH HE OR SHE EXERCISES INVESTMENT RESPONSIBILITY, OR MAY DECIDE THAT CERTAIN OF THE FUNDS AND/OR ACCOUNTS SHOULD TAKE DIFFERING POSITIONS WITH RESPECT TO A PARTICULAR SECURITY. IN THESE CASES, THE PORTFOLIO MANAGER MAY PLACE SEPARATE TRANSACTIONS FOR ONE OR MORE FUNDS OR ACCOUNTS WHICH MAY AFFECT THE MARKET PRICE OF THE SECURITY OR THE EXECUTION OF THE TRANSACTION, OR BOTH, TO THE DETRIMENT OR BENEFIT OF ONE OR MORE OTHER FUNDS AND/OR ACCOUNTS.

   A PORTFOLIO MANAGER MAY BE ABLE TO SELECT OR INFLUENCE THE SELECTION OF THE BROKERS AND DEALERS THAT ARE USED TO EXECUTE SECURITIES TRANSACTIONS FOR THE FUNDS AND/OR ACCOUNT THAT THEY SUPERVISE. IN ADDITION TO EXECUTING TRADES, SOME BROKERS AND DEALERS PROVIDE PORTFOLIO MANAGERS WITH BROKERAGE AND RESEARCH SERVICES (AS THOSE TERMS ARE DEFINED IN SECTION 28(E) OF THE SECURITIES EXCHANGE ACT OF 1934), WHICH MAY RESULT IN THE PAYMENT OF HIGHER BROKERAGE FEES THAN MIGHT HAVE OTHERWISE BEEN AVAILABLE. THESE SERVICES MAY BE MORE BENEFICIAL TO CERTAIN FUNDS OR ACCOUNTS THAN TO OTHERS. ALTHOUGH THE PAYMENT OF BROKERAGE COMMISSIONS IS SUBJECT TO THE REQUIREMENT THAT THE PORTFOLIO MANAGER DETERMINE IN GOOD FAITH THAT THE COMMISSIONS ARE REASONABLE IN RELATION TO THE VALUE OF THE BROKERAGE AND RESEARCH SERVICES PROVIDED TO THE FUND, A PORTFOLIO MANAGER'S DECISION AS TO THE SELECTION OF BROKERS AND DEALERS COULD YIELD DISPROPORTIONATE COSTS AND BENEFITS AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES.

   A CONFLICT OF INTEREST MAY ARISE WHERE THE FINANCIAL OR OTHER BENEFITS AVAILABLE TO THE PORTFOLIO MANAGER DIFFER AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES. IF THE STRUCTURE OF THE INVESTMENT ADVISOR'S MANAGEMENT FEE AND/OR THE PORTFOLIO MANAGER'S COMPENSATION DIFFERS AMONG FUNDS AND/OR ACCOUNTS (SUCH AS WHERE CERTAIN FUNDS OR ACCOUNTS PAY HIGHER MANAGEMENT FEES), THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO HELP CERTAIN FUNDS AND/OR ACCOUNTS OVER OTHERS. THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO FAVOR FUNDS AND/OR ACCOUNTS IN WHICH HE OR SHE HAS AN INTEREST OR IN WHICH THE INVESTMENT ADVISOR AND/OR ITS AFFILIATES HAVE INTERESTS. SIMILARLY, THE DESIRE TO MAINTAIN ASSETS UNDER MANAGEMENT OR TO ENHANCE THE PORTFOLIO MANAGER'S PERFORMANCE RECORD OR TO DERIVE OTHER REWARDS, FINANCIAL OR OTHERWISE, COULD INFLUENCE THE PORTFOLIO MANAGER IN AFFORDING PREFERENTIAL TREATMENT TO THOSE FUNDS AND/OR ACCOUNTS THAT COULD MOST SIGNIFICANTLY BENEFIT THE PORTFOLIO MANAGER.

   EDGE ASSET MANAGEMENT, INC. OR AN AFFILIATE OF EITHER MAY PROVIDE MORE SERVICES (SUCH AS DISTRIBUTION OR RECORDKEEPING) FOR SOME TYPES OF FUNDS OR ACCOUNTS THAN FOR OTHERS. IN SUCH CASES, THE PORTFOLIO MANAGER MAY BENEFIT, EITHER DIRECTLY OR INDIRECTLY, BY DEVOTING DISPROPORTIONATE ATTENTION TO THE MANAGEMENT OF FUNDS AND/OR ACCOUNTS THAT PROVIDE GREATER OVERALL RETURNS TO THE INVESTMENT MANAGER AND ITS AFFILIATES.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE PORTFOLIO MANAGER RECEIVES A FIXED SALARY AS WELL AS INCENTIVE-BASED COMPENSATION. SALARY IS BASED UPON A VARIETY OF FACTORS INCLUDING EDUCATION, PROFESSIONAL EXPERIENCE, SENIORITY AND ANNUAL SURVEYS OF INVESTMENT ADVISOR COMPENSATION. THE INCENTIVE-BASED PORTION OF THE PORTFOLIO MANAGER'S COMPENSATION IS DETERMINED BY AN EVALUATION OF PROFESSIONAL AND INVESTMENT PERFORMANCE. PROFESSIONAL PERFORMANCE IS ASSESSED BY REFERENCE TO THE PORFOLIO MANAGER'S SATISFACTION OF GOALS SUCH AS THOSE RELATED TO COMPLIANCE, TEAM CONTRIBUTION, AND RESEARCH, ALL OF WHICH ARE INHERENTLY SUBJECTIVE. THE PORTFOLIO MANAGER'S INVESTMENT PERFORMANCE FOR COMPENSATION PURPOSES IS
   MEASURED BY THE PVC BALANCED FUND'S 1-. 2-, 3-, AND 5-YEAR PERCENTILE RANKINGS AMONG ITS LIPPER BALANCED FUNDS PEERS.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or over $1,000,000. If the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   THE PORTFOLIO MANAGER DOES NOT BENEFICIALLY OWN SHARES OF THE FUND.




/s/Alex Ghazanfari                                                      1/8/07
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Alex Ghazanfari
[(Printed Name of person signing)]


Chief Compliance Officer
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                       PIF SAM FLEXIBLE INCOME PORTFOLIO
                                 [Name of Fund
                             ] MICHAEL D. MEIGHAN
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                          EDGE ASSET MANAGEMENT, INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     6      $2,083,500,000
                                        ---------------------------
 *  other pooled investment vehicles:...     0            0
                                        ---------------------------
 *  other accounts:.....................     0            0
                                        ---------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   MATERIAL CONFLICTS OF INTEREST MAY ARISE WHEN A FUND'S PORTFOLIO MANAGER ALSO HAS DAY-TO-DAY MANAGEMENT RESPONSIBILITIES WITH RESPECT TO ONE OR MORE OTHER FUNDS OR OTHER ACCOUNTS, AS IS THE CASE FOR THE PORTFOLIO MANAGER LISTED ABOVE.

   A PORTFOLIO MANAGER WHO IS RESPONSIBLE FOR MANAGING MULTIPLE FUNDS AND/OR ACCOUNTS MAY DEVOTE UNEQUAL TIME AND ATTENTION TO THE MANAGEMENT OF THOSE FUNDS AND/OR ACCOUNTS. AS A RESULT, THE PORTFOLIO MANAGER MAY NOT BE ABLE TO FORMULATE AS COMPLETE A STRATEGY OR IDENTIFY EQUALLY ATTRACTIVE INVESTMENT OPPORTUNITIES FOR EACH OF THOSE ACCOUNTS AS MIGHT BE THE CASE IF HE OR SHE WERE TO DEVOTE SUBSTANTIALLY MORE ATTENTION TO THE MANAGEMENT OF A SINGLE FUND. THE EFFECTS OF THIS POTENTIAL CONFLICT MAY BE MORE PRONOUNCED WHERE FUNDS AND/OR ACCOUNTS OVERSEEN BY A PARTICULAR PORTFOLIO MANAGER HAVE DIFFERENT INVESTMENT STRATEGIES.

   IF THE PORTFOLIO MANAGER IDENTIFIES A LIMITED INVESTMENT OPPORTUNITY THAT MAY BE SUITABLE FOR MULTIPLE FUNDS AND/OR ACCOUNTS, THE OPPORTUNITY MAY BE ALLOCATED AMONG THESE SEVERAL FUNDS OR ACCOUNTS, WHICH MAY LIMIT A FUND'S ABILITY TO TAKE FULL ADVANTAGE OF THE INVESTMENT OPPORTUNITY.

   AT TIMES, THE PORTFOLIO MANAGER MAY DETERMINE THAT AN INVESTMENT OPPORTUNITY MAY BE APPROPRIATE FOR ONLY SOME OF THE FUNDS AND/OR ACCOUNTS FOR WHICH HE OR SHE EXERCISES INVESTMENT RESPONSIBILITY, OR MAY DECIDE THAT CERTAIN OF THE FUNDS AND/OR ACCOUNTS SHOULD TAKE DIFFERING POSITIONS WITH RESPECT TO A PARTICULAR SECURITY. IN THESE CASES, THE PORTFOLIO MANAGER MAY PLACE SEPARATE TRANSACTIONS FOR ONE OR MORE FUNDS OR ACCOUNTS WHICH MAY AFFECT THE MARKET PRICE OF THE SECURITY OR THE EXECUTION OF THE TRANSACTION, OR BOTH, TO THE DETRIMENT OR BENEFIT OF ONE OR MORE OTHER FUNDS AND/OR ACCOUNTS.

   A PORTFOLIO MANAGER MAY BE ABLE TO SELECT OR INFLUENCE THE SELECTION OF THE BROKERS AND DEALERS THAT ARE USED TO EXECUTE SECURITIES TRANSACTIONS FOR THE FUNDS AND/OR ACCOUNT THAT THEY SUPERVISE. IN ADDITION TO EXECUTING TRADES, SOME BROKERS AND DEALERS PROVIDE PORTFOLIO MANAGERS WITH BROKERAGE AND RESEARCH SERVICES (AS THOSE TERMS ARE DEFINED IN SECTION 28(E) OF THE SECURITIES EXCHANGE ACT OF 1934), WHICH MAY RESULT IN THE PAYMENT OF HIGHER BROKERAGE FEES THAN MIGHT HAVE OTHERWISE BEEN AVAILABLE. THESE SERVICES MAY BE MORE BENEFICIAL TO CERTAIN FUNDS OR ACCOUNTS THAN TO OTHERS. ALTHOUGH THE PAYMENT OF BROKERAGE COMMISSIONS IS SUBJECT TO THE REQUIREMENT THAT THE PORTFOLIO MANAGER DETERMINE IN GOOD FAITH THAT THE COMMISSIONS ARE REASONABLE IN RELATION TO THE VALUE OF THE BROKERAGE AND RESEARCH SERVICES PROVIDED TO THE FUND, A PORTFOLIO MANAGER'S DECISION AS TO THE SELECTION OF BROKERS AND DEALERS COULD YIELD DISPROPORTIONATE COSTS AND BENEFITS AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES.

   A CONFLICT OF INTEREST MAY ARISE WHERE THE FINANCIAL OR OTHER BENEFITS AVAILABLE TO THE PORTFOLIO MANAGER DIFFER AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES. IF THE STRUCTURE OF THE INVESTMENT ADVISOR'S MANAGEMENT FEE AND/OR THE PORTFOLIO MANAGER'S COMPENSATION DIFFERS AMONG FUNDS AND/OR ACCOUNTS (SUCH AS WHERE CERTAIN FUNDS OR ACCOUNTS PAY HIGHER MANAGEMENT FEES), THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO HELP CERTAIN FUNDS AND/OR ACCOUNTS OVER OTHERS. THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO FAVOR FUNDS AND/OR ACCOUNTS IN WHICH HE OR SHE HAS AN INTEREST OR IN WHICH THE INVESTMENT ADVISOR AND/OR ITS AFFILIATES HAVE INTERESTS. SIMILARLY, THE DESIRE TO MAINTAIN ASSETS UNDER MANAGEMENT OR TO ENHANCE THE PORTFOLIO MANAGER'S PERFORMANCE RECORD OR TO DERIVE OTHER REWARDS, FINANCIAL OR OTHERWISE, COULD INFLUENCE THE PORTFOLIO MANAGER IN AFFORDING PREFERENTIAL TREATMENT TO THOSE FUNDS AND/OR ACCOUNTS THAT COULD MOST SIGNIFICANTLY BENEFIT THE PORTFOLIO MANAGER.

   EDGE ASSET MANAGEMENT, INC. OR AN AFFILIATE OF EITHER MAY PROVIDE MORE SERVICES (SUCH AS DISTRIBUTION OR RECORDKEEPING) FOR SOME TYPES OF FUNDS OR ACCOUNTS THAN FOR OTHERS. IN SUCH CASES, THE PORTFOLIO MANAGER MAY BENEFIT, EITHER DIRECTLY OR INDIRECTLY, BY DEVOTING DISPROPORTIONATE ATTENTION TO THE MANAGEMENT OF FUNDS AND/OR ACCOUNTS THAT PROVIDE GREATER OVERALL RETURNS TO THE INVESTMENT MANAGER AND ITS AFFILIATES.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE PORTFOLIO MANAGER RECEIVES A FIXED SALARY AS WELL AS INCENTIVE-BASED COMPENSATION. SALARY IS BASED UPON A VARIETY OF FACTORS INCLUDING EDUCATION, PROFESSIONAL EXPERIENCE, SENIORITY AND ANNUAL SURVEYS OF INVESTMENT ADVISOR COMPENSATION. THE INCENTIVE-BASED PORTION OF THE PORTFOLIO MANAGER'S COMPENSATION IS DETERMINED BY AN EVALUATION OF PROFESSIONAL AND INVESTMENT PERFORMANCE. PROFESSIONAL PERFORMANCE IS ASSESSED BY REFERENCE TO THE PORFOLIO MANAGER'S SATISFACTION OF GOALS SUCH AS THOSE RELATED TO COMPLIANCE, TEAM CONTRIBUTION, AND RESEARCH, ALL OF WHICH ARE INHERENTLY SUBJECTIVE. THE PORTFOLIO MANAGER'S INVESTMENT PERFORMANCE FOR COMPENSATION PURPOSES IS
   MEASURED BY THE PVC BALANCED FUND'S 1-. 2-, 3-, AND 5-YEAR PERCENTILE RANKINGS AMONG ITS LIPPER BALANCED FUNDS PEERS.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or over $1,000,000. If the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   THE PORTFOLIO MANAGER DOES NOT BENEFICIALLY OWN SHARES OF THE FUND.




/s/Alex Ghazanfari                                                      1/8/07
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Alex Ghazanfari
[(Printed Name of person signing)]


Chief Compliance Officer
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                       PIF SAM FLEXIBLE INCOME PORTFOLIO
                                 [Name of Fund
                              ] RANDALL L. YOAKUM
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                          EDGE ASSET MANAGEMENT, INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     6      $2,083,500,000
                                        ---------------------------
 *  other pooled investment vehicles:...     0            0
                                        ---------------------------
 *  other accounts:.....................     0            0
                                        ---------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   MATERIAL CONFLICTS OF INTEREST MAY ARISE WHEN A FUND'S PORTFOLIO MANAGER ALSO HAS DAY-TO-DAY MANAGEMENT RESPONSIBILITIES WITH RESPECT TO ONE OR MORE OTHER FUNDS OR OTHER ACCOUNTS, AS IS THE CASE FOR THE PORTFOLIO MANAGER LISTED ABOVE.

   A PORTFOLIO MANAGER WHO IS RESPONSIBLE FOR MANAGING MULTIPLE FUNDS AND/OR ACCOUNTS MAY DEVOTE UNEQUAL TIME AND ATTENTION TO THE MANAGEMENT OF THOSE FUNDS AND/OR ACCOUNTS. AS A RESULT, THE PORTFOLIO MANAGER MAY NOT BE ABLE TO FORMULATE AS COMPLETE A STRATEGY OR IDENTIFY EQUALLY ATTRACTIVE INVESTMENT OPPORTUNITIES FOR EACH OF THOSE ACCOUNTS AS MIGHT BE THE CASE IF HE OR SHE WERE TO DEVOTE SUBSTANTIALLY MORE ATTENTION TO THE MANAGEMENT OF A SINGLE FUND. THE EFFECTS OF THIS POTENTIAL CONFLICT MAY BE MORE PRONOUNCED WHERE FUNDS AND/OR ACCOUNTS OVERSEEN BY A PARTICULAR PORTFOLIO MANAGER HAVE DIFFERENT INVESTMENT STRATEGIES.

   IF THE PORTFOLIO MANAGER IDENTIFIES A LIMITED INVESTMENT OPPORTUNITY THAT MAY BE SUITABLE FOR MULTIPLE FUNDS AND/OR ACCOUNTS, THE OPPORTUNITY MAY BE ALLOCATED AMONG THESE SEVERAL FUNDS OR ACCOUNTS, WHICH MAY LIMIT A FUND'S ABILITY TO TAKE FULL ADVANTAGE OF THE INVESTMENT OPPORTUNITY.

   AT TIMES, THE PORTFOLIO MANAGER MAY DETERMINE THAT AN INVESTMENT OPPORTUNITY MAY BE APPROPRIATE FOR ONLY SOME OF THE FUNDS AND/OR ACCOUNTS FOR WHICH HE OR SHE EXERCISES INVESTMENT RESPONSIBILITY, OR MAY DECIDE THAT CERTAIN OF THE FUNDS AND/OR ACCOUNTS SHOULD TAKE DIFFERING POSITIONS WITH RESPECT TO A PARTICULAR SECURITY. IN THESE CASES, THE PORTFOLIO MANAGER MAY PLACE SEPARATE TRANSACTIONS FOR ONE OR MORE FUNDS OR ACCOUNTS WHICH MAY AFFECT THE MARKET PRICE OF THE SECURITY OR THE EXECUTION OF THE TRANSACTION, OR BOTH, TO THE DETRIMENT OR BENEFIT OF ONE OR MORE OTHER FUNDS AND/OR ACCOUNTS.

   A PORTFOLIO MANAGER MAY BE ABLE TO SELECT OR INFLUENCE THE SELECTION OF THE BROKERS AND DEALERS THAT ARE USED TO EXECUTE SECURITIES TRANSACTIONS FOR THE FUNDS AND/OR ACCOUNT THAT THEY SUPERVISE. IN ADDITION TO EXECUTING TRADES, SOME BROKERS AND DEALERS PROVIDE PORTFOLIO MANAGERS WITH BROKERAGE AND RESEARCH SERVICES (AS THOSE TERMS ARE DEFINED IN SECTION 28(E) OF THE SECURITIES EXCHANGE ACT OF 1934), WHICH MAY RESULT IN THE PAYMENT OF HIGHER BROKERAGE FEES THAN MIGHT HAVE OTHERWISE BEEN AVAILABLE. THESE SERVICES MAY BE MORE BENEFICIAL TO CERTAIN FUNDS OR ACCOUNTS THAN TO OTHERS. ALTHOUGH THE PAYMENT OF BROKERAGE COMMISSIONS IS SUBJECT TO THE REQUIREMENT THAT THE PORTFOLIO MANAGER DETERMINE IN GOOD FAITH THAT THE COMMISSIONS ARE REASONABLE IN RELATION TO THE VALUE OF THE BROKERAGE AND RESEARCH SERVICES PROVIDED TO THE FUND, A PORTFOLIO MANAGER'S DECISION AS TO THE SELECTION OF BROKERS AND DEALERS COULD YIELD DISPROPORTIONATE COSTS AND BENEFITS AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES.

   A CONFLICT OF INTEREST MAY ARISE WHERE THE FINANCIAL OR OTHER BENEFITS AVAILABLE TO THE PORTFOLIO MANAGER DIFFER AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES. IF THE STRUCTURE OF THE INVESTMENT ADVISOR'S MANAGEMENT FEE AND/OR THE PORTFOLIO MANAGER'S COMPENSATION DIFFERS AMONG FUNDS AND/OR ACCOUNTS (SUCH AS WHERE CERTAIN FUNDS OR ACCOUNTS PAY HIGHER MANAGEMENT FEES), THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO HELP CERTAIN FUNDS AND/OR ACCOUNTS OVER OTHERS. THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO FAVOR FUNDS AND/OR ACCOUNTS IN WHICH HE OR SHE HAS AN INTEREST OR IN WHICH THE INVESTMENT ADVISOR AND/OR ITS AFFILIATES HAVE INTERESTS. SIMILARLY, THE DESIRE TO MAINTAIN ASSETS UNDER MANAGEMENT OR TO ENHANCE THE PORTFOLIO MANAGER'S PERFORMANCE RECORD OR TO DERIVE OTHER REWARDS, FINANCIAL OR OTHERWISE, COULD INFLUENCE THE PORTFOLIO MANAGER IN AFFORDING PREFERENTIAL TREATMENT TO THOSE FUNDS AND/OR ACCOUNTS THAT COULD MOST SIGNIFICANTLY BENEFIT THE PORTFOLIO MANAGER.

   EDGE ASSET MANAGEMENT, INC. OR AN AFFILIATE OF EITHER MAY PROVIDE MORE SERVICES (SUCH AS DISTRIBUTION OR RECORDKEEPING) FOR SOME TYPES OF FUNDS OR ACCOUNTS THAN FOR OTHERS. IN SUCH CASES, THE PORTFOLIO MANAGER MAY BENEFIT, EITHER DIRECTLY OR INDIRECTLY, BY DEVOTING DISPROPORTIONATE ATTENTION TO THE MANAGEMENT OF FUNDS AND/OR ACCOUNTS THAT PROVIDE GREATER OVERALL RETURNS TO THE INVESTMENT MANAGER AND ITS AFFILIATES.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE PORTFOLIO MANAGER RECEIVES A FIXED SALARY AS WELL AS INCENTIVE-BASED COMPENSATION. SALARY IS BASED UPON A VARIETY OF FACTORS INCLUDING EDUCATION, PROFESSIONAL EXPERIENCE, SENIORITY AND ANNUAL SURVEYS OF INVESTMENT ADVISOR COMPENSATION. THE INCENTIVE-BASED PORTION OF THE PORTFOLIO MANAGER'S COMPENSATION IS DETERMINED BY AN EVALUATION OF PROFESSIONAL AND INVESTMENT PERFORMANCE. PROFESSIONAL PERFORMANCE IS ASSESSED BY REFERENCE TO THE PORFOLIO MANAGER'S SATISFACTION OF GOALS SUCH AS THOSE RELATED TO COMPLIANCE, TEAM CONTRIBUTION, AND RESEARCH, ALL OF WHICH ARE INHERENTLY SUBJECTIVE. THE PORTFOLIO MANAGER'S INVESTMENT PERFORMANCE FOR COMPENSATION PURPOSES IS
   MEASURED BY THE PVC BALANCED FUND'S 1-. 2-, 3-, AND 5-YEAR PERCENTILE RANKINGS AMONG ITS LIPPER BALANCED FUNDS PEERS.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or over $1,000,000. If the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   THE PORTFOLIO MANAGER DOES NOT BENEFICIALLY OWN SHARES OF THE FUND.




/s/Alex Ghazanfari                                                      1/8/07
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Alex Ghazanfari
[(Printed Name of person signing)]


Chief Compliance Officer
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                       PIF SAM STRATEGIC GROWTH PORTFOLIO
                                 [Name of Fund
                             ] MICHAEL D. MEIGHAN
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                          EDGE ASSET MANAGEMENT, INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     6      $2,083,500,000
                                        ---------------------------
 *  other pooled investment vehicles:...     0            0
                                        ---------------------------
 *  other accounts:.....................     0            0
                                        ---------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   MATERIAL CONFLICTS OF INTEREST MAY ARISE WHEN A FUND'S PORTFOLIO MANAGER ALSO HAS DAY-TO-DAY MANAGEMENT RESPONSIBILITIES WITH RESPECT TO ONE OR MORE OTHER FUNDS OR OTHER ACCOUNTS, AS IS THE CASE FOR THE PORTFOLIO MANAGER LISTED ABOVE.

   A PORTFOLIO MANAGER WHO IS RESPONSIBLE FOR MANAGING MULTIPLE FUNDS AND/OR ACCOUNTS MAY DEVOTE UNEQUAL TIME AND ATTENTION TO THE MANAGEMENT OF THOSE FUNDS AND/OR ACCOUNTS. AS A RESULT, THE PORTFOLIO MANAGER MAY NOT BE ABLE TO FORMULATE AS COMPLETE A STRATEGY OR IDENTIFY EQUALLY ATTRACTIVE INVESTMENT OPPORTUNITIES FOR EACH OF THOSE ACCOUNTS AS MIGHT BE THE CASE IF HE OR SHE WERE TO DEVOTE SUBSTANTIALLY MORE ATTENTION TO THE MANAGEMENT OF A SINGLE FUND. THE EFFECTS OF THIS POTENTIAL CONFLICT MAY BE MORE PRONOUNCED WHERE FUNDS AND/OR ACCOUNTS OVERSEEN BY A PARTICULAR PORTFOLIO MANAGER HAVE DIFFERENT INVESTMENT STRATEGIES.

   IF THE PORTFOLIO MANAGER IDENTIFIES A LIMITED INVESTMENT OPPORTUNITY THAT MAY BE SUITABLE FOR MULTIPLE FUNDS AND/OR ACCOUNTS, THE OPPORTUNITY MAY BE ALLOCATED AMONG THESE SEVERAL FUNDS OR ACCOUNTS, WHICH MAY LIMIT A FUND'S ABILITY TO TAKE FULL ADVANTAGE OF THE INVESTMENT OPPORTUNITY.

   AT TIMES, THE PORTFOLIO MANAGER MAY DETERMINE THAT AN INVESTMENT OPPORTUNITY MAY BE APPROPRIATE FOR ONLY SOME OF THE FUNDS AND/OR ACCOUNTS FOR WHICH HE OR SHE EXERCISES INVESTMENT RESPONSIBILITY, OR MAY DECIDE THAT CERTAIN OF THE FUNDS AND/OR ACCOUNTS SHOULD TAKE DIFFERING POSITIONS WITH RESPECT TO A PARTICULAR SECURITY. IN THESE CASES, THE PORTFOLIO MANAGER MAY PLACE SEPARATE TRANSACTIONS FOR ONE OR MORE FUNDS OR ACCOUNTS WHICH MAY AFFECT THE MARKET PRICE OF THE SECURITY OR THE EXECUTION OF THE TRANSACTION, OR BOTH, TO THE DETRIMENT OR BENEFIT OF ONE OR MORE OTHER FUNDS AND/OR ACCOUNTS.

   A PORTFOLIO MANAGER MAY BE ABLE TO SELECT OR INFLUENCE THE SELECTION OF THE BROKERS AND DEALERS THAT ARE USED TO EXECUTE SECURITIES TRANSACTIONS FOR THE FUNDS AND/OR ACCOUNT THAT THEY SUPERVISE. IN ADDITION TO EXECUTING TRADES, SOME BROKERS AND DEALERS PROVIDE PORTFOLIO MANAGERS WITH BROKERAGE AND RESEARCH SERVICES (AS THOSE TERMS ARE DEFINED IN SECTION 28(E) OF THE SECURITIES EXCHANGE ACT OF 1934), WHICH MAY RESULT IN THE PAYMENT OF HIGHER BROKERAGE FEES THAN MIGHT HAVE OTHERWISE BEEN AVAILABLE. THESE SERVICES MAY BE MORE BENEFICIAL TO CERTAIN FUNDS OR ACCOUNTS THAN TO OTHERS. ALTHOUGH THE PAYMENT OF BROKERAGE COMMISSIONS IS SUBJECT TO THE REQUIREMENT THAT THE PORTFOLIO MANAGER DETERMINE IN GOOD FAITH THAT THE COMMISSIONS ARE REASONABLE IN RELATION TO THE VALUE OF THE BROKERAGE AND RESEARCH SERVICES PROVIDED TO THE FUND, A PORTFOLIO MANAGER'S DECISION AS TO THE SELECTION OF BROKERS AND DEALERS COULD YIELD DISPROPORTIONATE COSTS AND BENEFITS AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES.

   A CONFLICT OF INTEREST MAY ARISE WHERE THE FINANCIAL OR OTHER BENEFITS AVAILABLE TO THE PORTFOLIO MANAGER DIFFER AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES. IF THE STRUCTURE OF THE INVESTMENT ADVISOR'S MANAGEMENT FEE AND/OR THE PORTFOLIO MANAGER'S COMPENSATION DIFFERS AMONG FUNDS AND/OR ACCOUNTS (SUCH AS WHERE CERTAIN FUNDS OR ACCOUNTS PAY HIGHER MANAGEMENT FEES), THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO HELP CERTAIN FUNDS AND/OR ACCOUNTS OVER OTHERS. THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO FAVOR FUNDS AND/OR ACCOUNTS IN WHICH HE OR SHE HAS AN INTEREST OR IN WHICH THE INVESTMENT ADVISOR AND/OR ITS AFFILIATES HAVE INTERESTS. SIMILARLY, THE DESIRE TO MAINTAIN ASSETS UNDER MANAGEMENT OR TO ENHANCE THE PORTFOLIO MANAGER'S PERFORMANCE RECORD OR TO DERIVE OTHER REWARDS, FINANCIAL OR OTHERWISE, COULD INFLUENCE THE PORTFOLIO MANAGER IN AFFORDING PREFERENTIAL TREATMENT TO THOSE FUNDS AND/OR ACCOUNTS THAT COULD MOST SIGNIFICANTLY BENEFIT THE PORTFOLIO MANAGER.

   EDGE ASSET MANAGEMENT, INC. OR AN AFFILIATE OF EITHER MAY PROVIDE MORE SERVICES (SUCH AS DISTRIBUTION OR RECORDKEEPING) FOR SOME TYPES OF FUNDS OR ACCOUNTS THAN FOR OTHERS. IN SUCH CASES, THE PORTFOLIO MANAGER MAY BENEFIT, EITHER DIRECTLY OR INDIRECTLY, BY DEVOTING DISPROPORTIONATE ATTENTION TO THE MANAGEMENT OF FUNDS AND/OR ACCOUNTS THAT PROVIDE GREATER OVERALL RETURNS TO THE INVESTMENT MANAGER AND ITS AFFILIATES.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE PORTFOLIO MANAGER RECEIVES A FIXED SALARY AS WELL AS INCENTIVE-BASED COMPENSATION. SALARY IS BASED UPON A VARIETY OF FACTORS INCLUDING EDUCATION, PROFESSIONAL EXPERIENCE, SENIORITY AND ANNUAL SURVEYS OF INVESTMENT ADVISOR COMPENSATION. THE INCENTIVE-BASED PORTION OF THE PORTFOLIO MANAGER'S COMPENSATION IS DETERMINED BY AN EVALUATION OF PROFESSIONAL AND INVESTMENT PERFORMANCE. PROFESSIONAL PERFORMANCE IS ASSESSED BY REFERENCE TO THE PORFOLIO MANAGER'S SATISFACTION OF GOALS SUCH AS THOSE RELATED TO COMPLIANCE, TEAM CONTRIBUTION, AND RESEARCH, ALL OF WHICH ARE INHERENTLY SUBJECTIVE. THE PORTFOLIO MANAGER'S INVESTMENT PERFORMANCE FOR COMPENSATION PURPOSES IS
   MEASURED BY THE PVC BALANCED FUND'S 1-. 2-, 3-, AND 5-YEAR PERCENTILE RANKINGS AMONG ITS LIPPER BALANCED FUNDS PEERS.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or over $1,000,000. If the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   THE PORTFOLIO MANAGER DOES NOT BENEFICIALLY OWN SHARES OF THE FUND.





/s/Alex Ghazanfari                                                      1/8/07
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Alex Ghazanfari
[(Printed Name of person signing)]


Chief Compliance Officer
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                       PIF SAM STRATEGIC GROWTH PORTFOLIO
                                 [Name of Fund
                              ] RANDALL L. YOAKUM
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                          EDGE ASSET MANAGEMENT, INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     6      $2,083,500,000
                                        ---------------------------
 *  other pooled investment vehicles:...     0            0
                                        ---------------------------
 *  other accounts:.....................     0            0
                                        ---------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   MATERIAL CONFLICTS OF INTEREST MAY ARISE WHEN A FUND'S PORTFOLIO MANAGER ALSO HAS DAY-TO-DAY MANAGEMENT RESPONSIBILITIES WITH RESPECT TO ONE OR MORE OTHER FUNDS OR OTHER ACCOUNTS, AS IS THE CASE FOR THE PORTFOLIO MANAGER LISTED ABOVE.

   A PORTFOLIO MANAGER WHO IS RESPONSIBLE FOR MANAGING MULTIPLE FUNDS AND/OR ACCOUNTS MAY DEVOTE UNEQUAL TIME AND ATTENTION TO THE MANAGEMENT OF THOSE FUNDS AND/OR ACCOUNTS. AS A RESULT, THE PORTFOLIO MANAGER MAY NOT BE ABLE TO FORMULATE AS COMPLETE A STRATEGY OR IDENTIFY EQUALLY ATTRACTIVE INVESTMENT OPPORTUNITIES FOR EACH OF THOSE ACCOUNTS AS MIGHT BE THE CASE IF HE OR SHE WERE TO DEVOTE SUBSTANTIALLY MORE ATTENTION TO THE MANAGEMENT OF A SINGLE FUND. THE EFFECTS OF THIS POTENTIAL CONFLICT MAY BE MORE PRONOUNCED WHERE FUNDS AND/OR ACCOUNTS OVERSEEN BY A PARTICULAR PORTFOLIO MANAGER HAVE DIFFERENT INVESTMENT STRATEGIES.

   IF THE PORTFOLIO MANAGER IDENTIFIES A LIMITED INVESTMENT OPPORTUNITY THAT MAY BE SUITABLE FOR MULTIPLE FUNDS AND/OR ACCOUNTS, THE OPPORTUNITY MAY BE ALLOCATED AMONG THESE SEVERAL FUNDS OR ACCOUNTS, WHICH MAY LIMIT A FUND'S ABILITY TO TAKE FULL ADVANTAGE OF THE INVESTMENT OPPORTUNITY.

   AT TIMES, THE PORTFOLIO MANAGER MAY DETERMINE THAT AN INVESTMENT OPPORTUNITY MAY BE APPROPRIATE FOR ONLY SOME OF THE FUNDS AND/OR ACCOUNTS FOR WHICH HE OR SHE EXERCISES INVESTMENT RESPONSIBILITY, OR MAY DECIDE THAT CERTAIN OF THE FUNDS AND/OR ACCOUNTS SHOULD TAKE DIFFERING POSITIONS WITH RESPECT TO A PARTICULAR SECURITY. IN THESE CASES, THE PORTFOLIO MANAGER MAY PLACE SEPARATE TRANSACTIONS FOR ONE OR MORE FUNDS OR ACCOUNTS WHICH MAY AFFECT THE MARKET PRICE OF THE SECURITY OR THE EXECUTION OF THE TRANSACTION, OR BOTH, TO THE DETRIMENT OR BENEFIT OF ONE OR MORE OTHER FUNDS AND/OR ACCOUNTS.

   A PORTFOLIO MANAGER MAY BE ABLE TO SELECT OR INFLUENCE THE SELECTION OF THE BROKERS AND DEALERS THAT ARE USED TO EXECUTE SECURITIES TRANSACTIONS FOR THE FUNDS AND/OR ACCOUNT THAT THEY SUPERVISE. IN ADDITION TO EXECUTING TRADES, SOME BROKERS AND DEALERS PROVIDE PORTFOLIO MANAGERS WITH BROKERAGE AND RESEARCH SERVICES (AS THOSE TERMS ARE DEFINED IN SECTION 28(E) OF THE SECURITIES EXCHANGE ACT OF 1934), WHICH MAY RESULT IN THE PAYMENT OF HIGHER BROKERAGE FEES THAN MIGHT HAVE OTHERWISE BEEN AVAILABLE. THESE SERVICES MAY BE MORE BENEFICIAL TO CERTAIN FUNDS OR ACCOUNTS THAN TO OTHERS. ALTHOUGH THE PAYMENT OF BROKERAGE COMMISSIONS IS SUBJECT TO THE REQUIREMENT THAT THE PORTFOLIO MANAGER DETERMINE IN GOOD FAITH THAT THE COMMISSIONS ARE REASONABLE IN RELATION TO THE VALUE OF THE BROKERAGE AND RESEARCH SERVICES PROVIDED TO THE FUND, A PORTFOLIO MANAGER'S DECISION AS TO THE SELECTION OF BROKERS AND DEALERS COULD YIELD DISPROPORTIONATE COSTS AND BENEFITS AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES.

   A CONFLICT OF INTEREST MAY ARISE WHERE THE FINANCIAL OR OTHER BENEFITS AVAILABLE TO THE PORTFOLIO MANAGER DIFFER AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES. IF THE STRUCTURE OF THE INVESTMENT ADVISOR'S MANAGEMENT FEE AND/OR THE PORTFOLIO MANAGER'S COMPENSATION DIFFERS AMONG FUNDS AND/OR ACCOUNTS (SUCH AS WHERE CERTAIN FUNDS OR ACCOUNTS PAY HIGHER MANAGEMENT FEES), THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO HELP CERTAIN FUNDS AND/OR ACCOUNTS OVER OTHERS. THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO FAVOR FUNDS AND/OR ACCOUNTS IN WHICH HE OR SHE HAS AN INTEREST OR IN WHICH THE INVESTMENT ADVISOR AND/OR ITS AFFILIATES HAVE INTERESTS. SIMILARLY, THE DESIRE TO MAINTAIN ASSETS UNDER MANAGEMENT OR TO ENHANCE THE PORTFOLIO MANAGER'S PERFORMANCE RECORD OR TO DERIVE OTHER REWARDS, FINANCIAL OR OTHERWISE, COULD INFLUENCE THE PORTFOLIO MANAGER IN AFFORDING PREFERENTIAL TREATMENT TO THOSE FUNDS AND/OR ACCOUNTS THAT COULD MOST SIGNIFICANTLY BENEFIT THE PORTFOLIO MANAGER.

   EDGE ASSET MANAGEMENT, INC. OR AN AFFILIATE OF EITHER MAY PROVIDE MORE SERVICES (SUCH AS DISTRIBUTION OR RECORDKEEPING) FOR SOME TYPES OF FUNDS OR ACCOUNTS THAN FOR OTHERS. IN SUCH CASES, THE PORTFOLIO MANAGER MAY BENEFIT, EITHER DIRECTLY OR INDIRECTLY, BY DEVOTING DISPROPORTIONATE ATTENTION TO THE MANAGEMENT OF FUNDS AND/OR ACCOUNTS THAT PROVIDE GREATER OVERALL RETURNS TO THE INVESTMENT MANAGER AND ITS AFFILIATES.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE PORTFOLIO MANAGER RECEIVES A FIXED SALARY AS WELL AS INCENTIVE-BASED COMPENSATION. SALARY IS BASED UPON A VARIETY OF FACTORS INCLUDING EDUCATION, PROFESSIONAL EXPERIENCE, SENIORITY AND ANNUAL SURVEYS OF INVESTMENT ADVISOR COMPENSATION. THE INCENTIVE-BASED PORTION OF THE PORTFOLIO MANAGER'S COMPENSATION IS DETERMINED BY AN EVALUATION OF PROFESSIONAL AND INVESTMENT PERFORMANCE. PROFESSIONAL PERFORMANCE IS ASSESSED BY REFERENCE TO THE PORFOLIO MANAGER'S SATISFACTION OF GOALS SUCH AS THOSE RELATED TO COMPLIANCE, TEAM CONTRIBUTION, AND RESEARCH, ALL OF WHICH ARE INHERENTLY SUBJECTIVE. THE PORTFOLIO MANAGER'S INVESTMENT PERFORMANCE FOR COMPENSATION PURPOSES IS MEASURED BY THE PVC BALANCED FUND'S 1-. 2-, 3, AND 5-YEAR PERCENTILE RANKINGS AMONG ITS LIPPER BALANCED FUNDS PEERS.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000. If the Portfolio Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   THE PORTFOLIO MANAGER BENEFICIALLY OWN SHARES OF THE FUND IN THE RANGE OF $500,001 TO $1,000,000.




/s/Alex Ghazanfari                                                      1/8/07
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Alex Ghazanfari
[(Printed Name of person signing)]


Chief Compliance Officer
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                           PIF SHORT-TERM INCOME FUND
                                 [Name of Fund
                               ] CRAIG V. SOSEY
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                          EDGE ASSET MANAGEMENT, INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF     TOTAL
                                         ACCOUNTS      ASSETS
 *  registered investment companies: ...     2      $309,000,000
                                        -------------------------
 *  other pooled investment vehicles:...     0           0
                                        -------------------------
 *  other accounts:.....................     0           0
                                        -------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   MATERIAL CONFLICTS OF INTEREST MAY ARISE WHEN A FUND'S PORTFOLIO MANAGER ALSO HAS DAY-TO-DAY MANAGEMENT RESPONSIBILITIES WITH RESPECT TO ONE OR MORE OTHER FUNDS OR OTHER ACCOUNTS, AS IS THE CASE FOR THE PORTFOLIO MANAGER LISTED ABOVE.

   A PORTFOLIO MANAGER WHO IS RESPONSIBLE FOR MANAGING MULTIPLE FUNDS AND/OR ACCOUNTS MAY DEVOTE UNEQUAL TIME AND ATTENTION TO THE MANAGEMENT OF THOSE FUNDS AND/OR ACCOUNTS. AS A RESULT, THE PORTFOLIO MANAGER MAY NOT BE ABLE TO FORMULATE AS COMPLETE A STRATEGY OR IDENTIFY EQUALLY ATTRACTIVE INVESTMENT OPPORTUNITIES FOR EACH OF THOSE ACCOUNTS AS MIGHT BE THE CASE IF HE OR SHE WERE TO DEVOTE SUBSTANTIALLY MORE ATTENTION TO THE MANAGEMENT OF A SINGLE FUND. THE EFFECTS OF THIS POTENTIAL CONFLICT MAY BE MORE PRONOUNCED WHERE FUNDS AND/OR ACCOUNTS OVERSEEN BY A PARTICULAR PORTFOLIO MANAGER HAVE DIFFERENT INVESTMENT STRATEGIES.

   IF THE PORTFOLIO MANAGER IDENTIFIES A LIMITED INVESTMENT OPPORTUNITY THAT MAY BE SUITABLE FOR MULTIPLE FUNDS AND/OR ACCOUNTS, THE OPPORTUNITY MAY BE ALLOCATED AMONG THESE SEVERAL FUNDS OR ACCOUNTS, WHICH MAY LIMIT A FUND'S ABILITY TO TAKE FULL ADVANTAGE OF THE INVESTMENT OPPORTUNITY.

   AT TIMES, THE PORTFOLIO MANAGER MAY DETERMINE THAT AN INVESTMENT OPPORTUNITY MAY BE APPROPRIATE FOR ONLY SOME OF THE FUNDS AND/OR ACCOUNTS FOR WHICH HE OR SHE EXERCISES INVESTMENT RESPONSIBILITY, OR MAY DECIDE THAT CERTAIN OF THE FUNDS AND/OR ACCOUNTS SHOULD TAKE DIFFERING POSITIONS WITH RESPECT TO A PARTICULAR SECURITY. IN THESE CASES, THE PORTFOLIO MANAGER MAY PLACE SEPARATE TRANSACTIONS FOR ONE OR MORE FUNDS OR ACCOUNTS WHICH MAY AFFECT THE MARKET PRICE OF THE SECURITY OR THE EXECUTION OF THE TRANSACTION, OR BOTH, TO THE DETRIMENT OR BENEFIT OF ONE OR MORE OTHER FUNDS AND/OR ACCOUNTS.

   A PORTFOLIO MANAGER MAY BE ABLE TO SELECT OR INFLUENCE THE SELECTION OF THE BROKERS AND DEALERS THAT ARE USED TO EXECUTE SECURITIES TRANSACTIONS FOR THE FUNDS AND/OR ACCOUNT THAT THEY SUPERVISE. IN ADDITION TO EXECUTING TRADES, SOME BROKERS AND DEALERS PROVIDE PORTFOLIO MANAGERS WITH BROKERAGE AND RESEARCH SERVICES (AS THOSE TERMS ARE DEFINED IN SECTION 28(E) OF THE SECURITIES EXCHANGE ACT OF 1934), WHICH MAY RESULT IN THE PAYMENT OF HIGHER BROKERAGE FEES THAN MIGHT HAVE OTHERWISE BEEN AVAILABLE. THESE SERVICES MAY BE MORE BENEFICIAL TO CERTAIN FUNDS OR ACCOUNTS THAN TO OTHERS. ALTHOUGH THE PAYMENT OF BROKERAGE COMMISSIONS IS SUBJECT TO THE REQUIREMENT THAT THE PORTFOLIO MANAGER DETERMINE IN GOOD FAITH THAT THE COMMISSIONS ARE REASONABLE IN RELATION TO THE VALUE OF THE BROKERAGE AND RESEARCH SERVICES PROVIDED TO THE FUND, A PORTFOLIO MANAGER'S DECISION AS TO THE SELECTION OF BROKERS AND DEALERS COULD YIELD DISPROPORTIONATE COSTS AND BENEFITS AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES.

   A CONFLICT OF INTEREST MAY ARISE WHERE THE FINANCIAL OR OTHER BENEFITS AVAILABLE TO THE PORTFOLIO MANAGER DIFFER AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES. IF THE STRUCTURE OF THE INVESTMENT ADVISOR'S MANAGEMENT FEE AND/OR THE PORTFOLIO MANAGER'S COMPENSATION DIFFERS AMONG FUNDS AND/OR ACCOUNTS (SUCH AS WHERE CERTAIN FUNDS OR ACCOUNTS PAY HIGHER MANAGEMENT FEES), THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO HELP CERTAIN FUNDS AND/OR ACCOUNTS OVER OTHERS. THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO FAVOR FUNDS AND/OR ACCOUNTS IN WHICH HE OR SHE HAS AN INTEREST OR IN WHICH THE INVESTMENT ADVISOR AND/OR ITS AFFILIATES HAVE INTERESTS. SIMILARLY, THE DESIRE TO MAINTAIN ASSETS UNDER MANAGEMENT OR TO ENHANCE THE PORTFOLIO MANAGER'S PERFORMANCE RECORD OR TO DERIVE OTHER REWARDS, FINANCIAL OR OTHERWISE, COULD INFLUENCE THE PORTFOLIO MANAGER IN AFFORDING PREFERENTIAL TREATMENT TO THOSE FUNDS AND/OR ACCOUNTS THAT COULD MOST SIGNIFICANTLY BENEFIT THE PORTFOLIO MANAGER.

   EDGE ASSET MANAGEMENT, INC. OR AN AFFILIATE OF EITHER MAY PROVIDE MORE SERVICES (SUCH AS DISTRIBUTION OR RECORDKEEPING) FOR SOME TYPES OF FUNDS OR ACCOUNTS THAN FOR OTHERS. IN SUCH CASES, THE PORTFOLIO MANAGER MAY BENEFIT, EITHER DIRECTLY OR INDIRECTLY, BY DEVOTING DISPROPORTIONATE ATTENTION TO THE MANAGEMENT OF FUNDS AND/OR ACCOUNTS THAT PROVIDE GREATER OVERALL RETURNS TO THE INVESTMENT MANAGER AND ITS AFFILIATES.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE PORTFOLIO MANAGER RECEIVES A FIXED SALARY AS WELL AS INCENTIVE-BASED COMPENSATION. SALARY IS BASED UPON A VARIETY OF FACTORS INCLUDING EDUCATION, PROFESSIONAL EXPERIENCE, SENIORITY AND ANNUAL SURVEYS OF INVESTMENT ADVISOR COMPENSATION. THE INCENTIVE-BASED PORTION OF THE PORTFOLIO MANAGER'S COMPENSATION IS DETERMINED BY AN EVALUATION OF PROFESSIONAL AND INVESTMENT PERFORMANCE. PROFESSIONAL PERFORMANCE IS ASSESSED BY REFERENCE TO THE PORFOLIO MANAGER'S SATISFACTION OF GOALS SUCH AS THOSE RELATED TO COMPLIANCE, TEAM CONTRIBUTION, AND RESEARCH, ALL OF WHICH ARE INHERENTLY SUBJECTIVE. THE PORTFOLIO MANAGER'S INVESTMENT PERFORMANCE FOR COMPENSATION PURPOSES IS MEASURED BY THE FUND'S 1-, 2-, 3- AND 5-YEAR PERCENTILE RANKINGS AMONG ITS LIPPER SHORT TERM INVESTMENT GRADE DEBT FUND PEERS.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   THE PORTFOLIO MANAGER DOES NOT BENEFICIALLY OWN SHARES OF THE FUND.





/s/Alex Ghazanfari                                                      1/8/07
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Alex Ghazanfari
[(Printed Name of person signing)]


Chief Compliance Officer
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                           PIF WEST COAST EQUITY FUND
                                 [Name of Fund
                              ] PHILIP M. FOREMAN
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                          EDGE ASSET MANAGEMENT, INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF     TOTAL
                                         ACCOUNTS      ASSETS
 *  registered investment companies: ...     1      $169,600,000
                                        -------------------------
 *  other pooled investment vehicles:...     0           0
                                        -------------------------
 *  other accounts:.....................     0           0
                                        -------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   MATERIAL CONFLICTS OF INTEREST MAY ARISE WHEN A FUND'S PORTFOLIO MANAGER ALSO HAS DAY-TO-DAY MANAGEMENT RESPONSIBILITIES WITH RESPECT TO ONE OR MORE OTHER FUNDS OR OTHER ACCOUNTS, AS IS THE CASE FOR THE PORTFOLIO MANAGER LISTED ABOVE.

   A PORTFOLIO MANAGER WHO IS RESPONSIBLE FOR MANAGING MULTIPLE FUNDS AND/OR ACCOUNTS MAY DEVOTE UNEQUAL TIME AND ATTENTION TO THE MANAGEMENT OF THOSE FUNDS AND/OR ACCOUNTS. AS A RESULT, THE PORTFOLIO MANAGER MAY NOT BE ABLE TO FORMULATE AS COMPLETE A STRATEGY OR IDENTIFY EQUALLY ATTRACTIVE INVESTMENT OPPORTUNITIES FOR EACH OF THOSE ACCOUNTS AS MIGHT BE THE CASE IF HE OR SHE WERE TO DEVOTE SUBSTANTIALLY MORE ATTENTION TO THE MANAGEMENT OF A SINGLE FUND. THE EFFECTS OF THIS POTENTIAL CONFLICT MAY BE MORE PRONOUNCED WHERE FUNDS AND/OR ACCOUNTS OVERSEEN BY A PARTICULAR PORTFOLIO MANAGER HAVE DIFFERENT INVESTMENT STRATEGIES.

   IF THE PORTFOLIO MANAGER IDENTIFIES A LIMITED INVESTMENT OPPORTUNITY THAT MAY BE SUITABLE FOR MULTIPLE FUNDS AND/OR ACCOUNTS, THE OPPORTUNITY MAY BE ALLOCATED AMONG THESE SEVERAL FUNDS OR ACCOUNTS, WHICH MAY LIMIT A FUND'S ABILITY TO TAKE FULL ADVANTAGE OF THE INVESTMENT OPPORTUNITY.

   AT TIMES, THE PORTFOLIO MANAGER MAY DETERMINE THAT AN INVESTMENT OPPORTUNITY MAY BE APPROPRIATE FOR ONLY SOME OF THE FUNDS AND/OR ACCOUNTS FOR WHICH HE OR SHE EXERCISES INVESTMENT RESPONSIBILITY, OR MAY DECIDE THAT CERTAIN OF THE FUNDS AND/OR ACCOUNTS SHOULD TAKE DIFFERING POSITIONS WITH RESPECT TO A PARTICULAR SECURITY. IN THESE CASES, THE PORTFOLIO MANAGER MAY PLACE SEPARATE TRANSACTIONS FOR ONE OR MORE FUNDS OR ACCOUNTS WHICH MAY AFFECT THE MARKET PRICE OF THE SECURITY OR THE EXECUTION OF THE TRANSACTION, OR BOTH, TO THE DETRIMENT OR BENEFIT OF ONE OR MORE OTHER FUNDS AND/OR ACCOUNTS.

   A PORTFOLIO MANAGER MAY BE ABLE TO SELECT OR INFLUENCE THE SELECTION OF THE BROKERS AND DEALERS THAT ARE USED TO EXECUTE SECURITIES TRANSACTIONS FOR THE FUNDS AND/OR ACCOUNT THAT THEY SUPERVISE. IN ADDITION TO EXECUTING TRADES, SOME BROKERS AND DEALERS PROVIDE PORTFOLIO MANAGERS WITH BROKERAGE AND RESEARCH SERVICES (AS THOSE TERMS ARE DEFINED IN SECTION 28(E) OF THE SECURITIES EXCHANGE ACT OF 1934), WHICH MAY RESULT IN THE PAYMENT OF HIGHER BROKERAGE FEES THAN MIGHT HAVE OTHERWISE BEEN AVAILABLE. THESE SERVICES MAY BE MORE BENEFICIAL TO CERTAIN FUNDS OR ACCOUNTS THAN TO OTHERS. ALTHOUGH THE PAYMENT OF BROKERAGE COMMISSIONS IS SUBJECT TO THE REQUIREMENT THAT THE PORTFOLIO MANAGER DETERMINE IN GOOD FAITH THAT THE COMMISSIONS ARE REASONABLE IN RELATION TO THE VALUE OF THE BROKERAGE AND RESEARCH SERVICES PROVIDED TO THE FUND, A PORTFOLIO MANAGER'S DECISION AS TO THE SELECTION OF BROKERS AND DEALERS COULD YIELD DISPROPORTIONATE COSTS AND BENEFITS AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES.

   A CONFLICT OF INTEREST MAY ARISE WHERE THE FINANCIAL OR OTHER BENEFITS AVAILABLE TO THE PORTFOLIO MANAGER DIFFER AMONG THE FUNDS AND/OR ACCOUNTS THAT HE OR SHE MANAGES. IF THE STRUCTURE OF THE INVESTMENT ADVISOR'S MANAGEMENT FEE AND/OR THE PORTFOLIO MANAGER'S COMPENSATION DIFFERS AMONG FUNDS AND/OR ACCOUNTS (SUCH AS WHERE CERTAIN FUNDS OR ACCOUNTS PAY HIGHER MANAGEMENT FEES), THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO HELP CERTAIN FUNDS AND/OR ACCOUNTS OVER OTHERS. THE PORTFOLIO MANAGER MIGHT BE MOTIVATED TO FAVOR FUNDS AND/OR ACCOUNTS IN WHICH HE OR SHE HAS AN INTEREST OR IN WHICH THE INVESTMENT ADVISOR AND/OR ITS AFFILIATES HAVE INTERESTS. SIMILARLY, THE DESIRE TO MAINTAIN ASSETS UNDER MANAGEMENT OR TO ENHANCE THE PORTFOLIO MANAGER'S PERFORMANCE RECORD OR TO DERIVE OTHER REWARDS, FINANCIAL OR OTHERWISE, COULD INFLUENCE THE PORTFOLIO MANAGER IN AFFORDING PREFERENTIAL TREATMENT TO THOSE FUNDS AND/OR ACCOUNTS THAT COULD MOST SIGNIFICANTLY BENEFIT THE PORTFOLIO MANAGER.

   EDGE ASSET MANAGEMENT, INC. OR AN AFFILIATE OF EITHER MAY PROVIDE MORE SERVICES (SUCH AS DISTRIBUTION OR RECORDKEEPING) FOR SOME TYPES OF FUNDS OR ACCOUNTS THAN FOR OTHERS. IN SUCH CASES, THE PORTFOLIO MANAGER MAY BENEFIT, EITHER DIRECTLY OR INDIRECTLY, BY DEVOTING DISPROPORTIONATE ATTENTION TO THE MANAGEMENT OF FUNDS AND/OR ACCOUNTS THAT PROVIDE GREATER OVERALL RETURNS TO THE INVESTMENT MANAGER AND ITS AFFILIATES.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE PORTFOLIO MANAGER RECEIVES A FIXED SALARY AS WELL AS INCENTIVE-BASED COMPENSATION. SALARY IS BASED UPON A VARIETY OF FACTORS INCLUDING EDUCATION, PROFESSIONAL EXPERIENCE, SENIORITY AND ANNUAL SURVEYS OF INVESTMENT ADVISOR COMPENSATION. THE INCENTIVE-BASED PORTION OF THE PORTFOLIO MANAGER'S COMPENSATION IS DETERMINED BY AN EVALUATION OF PROFESSIONAL AND INVESTMENT PERFORMANCE. PROFESSIONAL PERFORMANCE IS ASSESSED BY REFERENCE TO THE PORFOLIO MANAGER'S SATISFACTION OF GOALS SUCH AS THOSE RELATED TO COMPLIANCE, TEAM CONTRIBUTION, AND RESEARCH, ALL OF WHICH ARE INHERENTLY SUBJECTIVE. THE PORTFOLIO MANAGER'S INVESTMENT PERFORMANCE FOR COMPENSATION PURPOSES IS MEASURED BY THE FUND'S 1-, 2-, 3- AND 5-YEAR PERCENTILE RANKINGS AMONG ITS LIPPER MULTI-CAP CORE PEERS.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   THE PORTFOLIO MANAGER BENEFICIALLY OWNS SHARES OF THE FUND IN THE RANGE OF $100,001 - $500,000.




/s/Alex Ghazanfari                                                      1/8/07
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Alex Ghazanfari
[(Printed Name of person signing)]


Chief Compliance Officer
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


       PRINCIPAL INVESTORS FUND, INC. - PARTNERS SMALLCAP GROWTH FUND II
                                 [Name of Fund
                              ] JOSEPH W. GARNER
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                             EMERALD ADVISERS, INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF    TOTAL
                                         ACCOUNTS    ASSETS
 *  registered investment companies: ...     2       $199 MM
                                        ----------------------
 *  other pooled investment vehicles:...     0          0
                                        ----------------------
 *  other accounts:.....................    80      $1,988 MM
                                        ----------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   *****

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   EMERALD HAS A COMPANY-WIDE COMPENSATION/INCENTIVE PLAN. A OUTSIDE CONSULTING FIRM AIDED IN THE DEVELOPMENT OF THIS PLAN.

   COMPENSATION IS DIVIDED INTO THREE PARTS. THE FIRST PART IS A FIXED SALARY THAT WE BELIEVE IS COMPARABLE TO SALARIES AT SIMILAR ASSET MANAGEMENT FIRMS. THE FIRM'S COMPENSATION COMMITTEE (WHICH INCLUDES MEMBERS OF EMERALD'S BOARD OF DIRECTORS) CAN ADJUST AN INDIVIDUAL'S SALARY BASED ON ACTUAL JOB PERFORMANCE AS WELL AS OTHER FACTORS SUCH AS INFLATION. SALARY REVIEWS ARE CONDUCTED ON AN ANNUAL BASIS.

   THE SECOND PART OF THE COMPENSATION PLAN CONSISTS OF A QUARTERLY REVIEW AND BONUS. THE BONUS POOL IS DETERMINED BY THE OVERALL PERFORMANCE OF THE FIRM. EACH PORTFOLIO MANAGER SHARES IN THE POOL DEPENDENT ON FIVE PERFORMANCE FACTORS. THREE PARTS, OR 60%, ARE EARNED BY OUTPERFOMING THE RUSSELL 2000 GROWTH INDEX ON A FIVE YEAR ROLLING, ONE YEAR ROLLING, AND QUARTERLY BASIS. OUTPERFORMANCE IS REWARDED ON AN ESCALATING SCALE AND UNDERPERFORMANCE DOES NOT MERIT A BONUS IN EACH PARTICULAR TIME FRAME. ONE PART, OR 20%, IS BASED ON A QUARTERLY PERFORMANCE REVIEW BY THE PORTFOLIO MANAGER'S IMMEDIATE SUPERVISOR. FINALLY, THE LAST PART OF THE BONUS IS BASED ON THE PORTFOLIO MANAGER'S OPERATIONAL EFFICIENCIES.

   THE FINAL PORTION OF THE NEW PLAN IS A LONG-TERM INCENTIVE PLAN. EMERALD HAS CONSISTENTLY AWARDED OR OFFERED THE PURCHASE OF DIRECT EQUITY OWNERSHIP IN THE FIRM TO KEY EMPLOYEES. SHARE OWNERSHIP IN EMERALD IS SIGNIFICANT. ADDITIONALLY, ALL EMPLOYEES ARE ELIGIBLE FOR PENSION CONTIRIBUTION MATCHING AND PROFIT SHARING CONTRIBUTIONS BY EMERALD. EMERALD BELIEVES IT HAS A COMPETITIVE COMPENSATION/INCENTIVE STRUCTURE RELATIVE TO ITS INDUSTRY BASED BOTH ON THE INVOLVEMENT OF THE CONSULTANT AND THE FACT THAT IT HAS CONSISTENTLY RETAINED ITS KEY SENIOR MANAGEMENT STAFF OVER THE LONG-TERM.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or over $1,000,000. If the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


   NONE. OUR PORTFOLIO MANAGERS ARE PROHIBITED FROM PURCHASING SHARES OF THIS FUND.





/s/Kenneth G. Mertz II                                                12/27/06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Kenneth G. Mertz II
[(Printed Name of person signing)]


President
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


       PRINCIPAL INVESTORS FUND, INC. - PARTNERS SMALLCAP GROWTH FUND II
                                 [Name of Fund
                          ] KENNETH G. MERTZ II, CFA
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                             EMERALD ADVISERS, INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF    TOTAL
                                         ACCOUNTS    ASSETS
 *  registered investment companies: ...     3       $480 MM
                                        ----------------------
 *  other pooled investment vehicles:...     0          0
                                        ----------------------
 *  other accounts:.....................    82      $2,283 MM
                                        ----------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   *****

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   EMERALD HAS A COMPANY-WIDE COMPENSATION/INCENTIVE PLAN. A OUTSIDE CONSULTING FIRM AIDED IN THE DEVELOPMENT OF THIS PLAN.

   COMPENSATION IS DIVIDED INTO THREE PARTS. THE FIRST PART IS A FIXED SALARY THAT WE BELIEVE IS COMPARABLE TO SALARIES AT SIMILAR ASSET MANAGEMENT FIRMS. THE FIRM'S COMPENSATION COMMITTEE (WHICH INCLUDES MEMBERS OF EMERALD'S BOARD OF DIRECTORS) CAN ADJUST AN INDIVIDUAL'S SALARY BASED ON ACTUAL JOB PERFORMANCE AS WELL AS OTHER FACTORS SUCH AS INFLATION. SALARY REVIEWS ARE CONDUCTED ON AN ANNUAL BASIS.

   THE SECOND PART OF THE COMPENSATION PLAN CONSISTS OF A QUARTERLY REVIEW AND BONUS. THE BONUS POOL IS DETERMINED BY THE OVERALL PERFORMANCE OF THE FIRM. EACH PORTFOLIO MANAGER SHARES IN THE POOL DEPENDENT ON FIVE PERFORMANCE FACTORS. THREE PARTS, OR 60%, ARE EARNED BY OUTPERFOMING THE RUSSELL 2000 GROWTH INDEX ON A FIVE YEAR ROLLING, ONE YEAR ROLLING, AND QUARTERLY BASIS. OUTPERFORMANCE IS REWARDED ON AN ESCALATING SCALE AND UNDERPERFORMANCE DOES NOT MERIT A BONUS IN EACH PARTICULAR TIME FRAME. ONE PART, OR 20%, IS BASED ON A QUARTERLY PERFORMANCE REVIEW BY THE PORTFOLIO MANAGER'S IMMEDIATE SUPERVISOR. FINALLY, THE LAST PART OF THE BONUS IS BASED ON THE PORTFOLIO MANAGER'S OPERATIONAL EFFICIENCIES.

   THE FINAL PORTION OF THE NEW PLAN IS A LONG-TERM INCENTIVE PLAN. EMERALD HAS CONSISTENTLY AWARDED OR OFFERED THE PURCHASE OF DIRECT EQUITY OWNERSHIP IN THE FIRM TO KEY EMPLOYEES. SHARE OWNERSHIP IN EMERALD IS SIGNIFICANT. ADDITIONALLY, ALL EMPLOYEES ARE ELIGIBLE FOR PENSION CONTIRIBUTION MATCHING AND PROFIT SHARING CONTRIBUTIONS BY EMERALD. EMERALD BELIEVES IT HAS A COMPETITIVE COMPENSATION/INCENTIVE STRUCTURE RELATIVE TO ITS INDUSTRY BASED BOTH ON THE INVOLVEMENT OF THE CONSULTANT AND THE FACT THAT IT HAS CONSISTENTLY RETAINED ITS KEY SENIOR MANAGEMENT STAFF OVER THE LONG-TERM.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or over $1,000,000. If the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


   NONE. OUR PORTFOLIO MANAGERS ARE PROHIBITED FROM PURCHASING SHARES OF THIS FUND.





/s/Kenneth G. Mertz II                                                12/27/06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Kenneth G. Mertz II
[(Printed Name of person signing)]


President
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


       PRINCIPAL INVESTORS FUND, INC. - PARTNERS SMALLCAP GROWTH FUND II
                                 [Name of Fund
                               ] STACEY L. SEARS
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                             EMERALD ADVISERS, INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF    TOTAL
                                         ACCOUNTS    ASSETS
 *  registered investment companies: ...     1       $188 MM
                                        ----------------------
 *  other pooled investment vehicles:...     0          0
                                        ----------------------
 *  other accounts:.....................    80      $1,987 MM
                                        ----------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   *****

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   EMERALD HAS A COMPANY-WIDE COMPENSATION/INCENTIVE PLAN. A OUTSIDE CONSULTING FIRM AIDED IN THE DEVELOPMENT OF THIS PLAN.

   COMPENSATION IS DIVIDED INTO THREE PARTS. THE FIRST PART IS A FIXED SALARY THAT WE BELIEVE IS COMPARABLE TO SALARIES AT SIMILAR ASSET MANAGEMENT FIRMS. THE FIRM'S COMPENSATION COMMITTEE (WHICH INCLUDES MEMBERS OF EMERALD'S BOARD OF DIRECTORS) CAN ADJUST AN INDIVIDUAL'S SALARY BASED ON ACTUAL JOB PERFORMANCE AS WELL AS OTHER FACTORS SUCH AS INFLATION. SALARY REVIEWS ARE CONDUCTED ON AN ANNUAL BASIS.

   THE SECOND PART OF THE COMPENSATION PLAN CONSISTS OF A QUARTERLY REVIEW AND BONUS. THE BONUS POOL IS DETERMINED BY THE OVERALL PERFORMANCE OF THE FIRM. EACH PORTFOLIO MANAGER SHARES IN THE POOL DEPENDENT ON FIVE PERFORMANCE FACTORS. THREE PARTS, OR 60%, ARE EARNED BY OUTPERFOMING THE RUSSELL 2000 GROWTH INDEX ON A FIVE YEAR ROLLING, ONE YEAR ROLLING, AND QUARTERLY BASIS. OUTPERFORMANCE IS REWARDED ON AN ESCALATING SCALE AND UNDERPERFORMANCE DOES NOT MERIT A BONUS IN EACH PARTICULAR TIME FRAME. ONE PART, OR 20%, IS BASED ON A QUARTERLY PERFORMANCE REVIEW BY THE PORTFOLIO MANAGER'S IMMEDIATE SUPERVISOR. FINALLY, THE LAST PART OF THE BONUS IS BASED ON THE PORTFOLIO MANAGER'S OPERATIONAL EFFICIENCIES.

   THE FINAL PORTION OF THE NEW PLAN IS A LONG-TERM INCENTIVE PLAN. EMERALD HAS CONSISTENTLY AWARDED OR OFFERED THE PURCHASE OF DIRECT EQUITY OWNERSHIP IN THE FIRM TO KEY EMPLOYEES. SHARE OWNERSHIP IN EMERALD IS SIGNIFICANT. ADDITIONALLY, ALL EMPLOYEES ARE ELIGIBLE FOR PENSION CONTIRIBUTION MATCHING AND PROFIT SHARING CONTRIBUTIONS BY EMERALD. EMERALD BELIEVES IT HAS A COMPETITIVE COMPENSATION/INCENTIVE STRUCTURE RELATIVE TO ITS INDUSTRY BASED BOTH ON THE INVOLVEMENT OF THE CONSULTANT AND THE FACT THAT IT HAS CONSISTENTLY RETAINED ITS KEY SENIOR MANAGEMENT STAFF OVER THE LONG-TERM.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or over $1,000,000. If the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


   NONE. OUR PORTFOLIO MANAGERS ARE PROHIBITED FROM PURCHASING SHARES OF THIS FUND.




/s/Stacey L. Sears                                                   12/27/06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Stacey L. Sears
[(Printed Name of person signing)]


Sr. Vice President & Portfolio Manager
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


        PRINCIPAL INVESTORS FUND, INC.-PARTNERS SMALLCAP GROWTH FUND II
                                 [Name of Fund
                                 ] NANCY PRIAL
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                    ESSEX INVESTMENT MANAGEMENT COMPANY, LLC
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category: (does not include either Principal Account)
                                         NUMBER OF     TOTAL
                                         ACCOUNTS     ASSETS
 *  registered investment companies: ...     2      125,700,000
                                        ------------------------
 *  other pooled investment vehicles:...     5      49,500,000
                                        ------------------------
 *  other accounts:.....................    75      471,600,000
                                        ------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...   NONE     *****
                                        -------------------
 *  other pooled investment vehicles:...   NONE     *****
                                        -------------------
 *  other accounts:.....................   NONE     *****
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   ESSEX IS NOT AWARE OF ANY MATERIAL CONFLICTS OF INTEREST IN CONNECTION WITH THE PM'S MANAGEMENT OF THE FUND'S INVESTMENTS, ON THE ONE HAND, AND THE INVESTMENTS OF THE OTHER ACCOUNTS INCLUDED IN RESPONSE TO QUESTION 1, ON THE OTHER. MOREOVER, ESSEX HAS ESTABLISHED WRITTEN POLICIES AND PROCEDURES RELATING TO ITS INVESTMENT MANAGEMENT AND TRADING PRACTICES, INCLUDING ITS TRADE ALLOCATION PRACTICES, AS PART OF ESSEX'S INTERNAL CONTROLS IN ORDER TO PREVENT SUCH CONFLICTS OF INTEREST FROM ARISING.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE PROFESSIONALS AT ESSEX ARE COMPENSATED BY A THREE-TIERED APPROACH. FIRST, ALL OF THE INVESTMENT PROFESSIONALS HAVE INDUSTRY-COMPETITIVE BASE SALARIES AND RECEIVE A PERCENTAGE OF THE FIRM'S PROFITS THROUGH A PROFIT-SHARING/PENSION PLAN. SECOND, ESSEX'S PROFESSIONALS RECEIVE A YEAR-END BONUS BASED ON THEIR PERSONAL PERFORMANCE AND ESSEX'S COMPOSITE PERFORMANCE
   RELATIVE TO OUR PEERS AND BENCHMARK. THIRD, ESSEX OFFERS A COMPETITIVE BENEFIT PACKAGE INCLUDING COMPREHENSIVE FAMILY HEALTH COVERAGE.

   ESSEX'S YEARLY INVESTMENT PERFORMANCE DRIVES THE PORTFOLIO MANAGERS' INCENTIVE PORTION ("BONUS") OF THEIR COMPENSATION PACKAGE. THE PORTFOLIO MANAGERS' BONUS IS BASED ON THEIR RESPECTIVE PORTFOLIOS' ABSOLUTE, RELATIVE, AND RISK-ADJUSTED PERFORMANCE. SIXTY PERCENT OF THE EVALUATION IS BASED ON PERFORMANCE OF THE PORTFOLIOS AND 40% IS BASED ON TEAMWORK, COMMUNICATION, AND OTHER SUBJECTIVE CRITERIA. WE ALSO INCENT THEM ON THEIR 1,2 AND 3 YEAR PERFORMANCE TRACK RECORD.

   AS AN ADDED RETENTION MECHANISM, ESSEX OFFERS OWNERSHIP TO BOTH EXISTING AND PROSPECTIVE EMPLOYEES. THE CURRENT OWNERSHIP STRUCTURE ALLOWS ESSEX TO CAPITALIZE A PORTION OF ITS FREE CASH FLOW EACH YEAR AND TRANSFORM IT INTO STOCK OWNERSHIP. ESSEX ENVISIONS GRANTING OWNERSHIP AS AN ADDITIONAL INCENTIVE TO THE EMPLOYEES WHO CONTRIBUTE THE GREATEST TO THE FIRM'S FUTURE SUCCESS.

   FINALLY, ESSEX IS COMMITTED TO USING A FUNDAMENTAL TEAM APPROACH AND CULTURE THAT ENCOURAGES CONTINUITY AMONG ITS INVESTMENT PROFESSIONALS AND MAKES A CONSCIOUS EFFORT TO REWARD ITS TEAM MEMBERS ACCORDINGLY.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000;  or  over  $1,000,000.  If  the  Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE





/s/Christopher P. McConnell                                            12/1/06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Christopher P. McConnell
[(Printed Name of person signing)]


CEO & Chief Compliance Officer
[(Title of person signing)

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                          PARTNERS INTERNATIONAL FUND
                                 [Name of Fund
                               ] CESAR HERNANDEZ
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                              FIDELITY INVESTMENTS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF   TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     1       $940
                                        --------------------
 *  other pooled investment vehicles:...     3      $3,449
                                        --------------------
 *  other accounts:.....................    46      $18,001
                                        --------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...   NONE      NONE
                                        -------------------
 *  other pooled investment vehicles:...   NONE      NONE
                                        -------------------
 *  other accounts:.....................   NONE      NONE
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   THE PORTFOLIO MANAGER'S COMPENSATION PLAN MAY GIVE RISE TO POTENTIAL CONFLICTS OF INTEREST. ALTHOUGH INVESTORS IN THE FUND MAY INVEST THROUGH EITHER TAX-DEFERRED ACCOUNTS OR TAXABLE ACCOUNTS, THE PORTFOLIO MANAGER'S COMPENSATION IS LINKED TO THE PRE-TAX PERFORMANCE OF THE FUND, RATHER THAN ITS AFTER-TAX PERFORMANCE. THE PORTFOLIO MANAGER'S BASE PAY TENDS TO INCREASE WITH ADDITIONAL AND MORE COMPLEX RESPONSIBILITIES THAT INCLUDE INCREASED ASSETS UNDER MANAGEMENT AND A PORTION OF THE BONUS RELATES TO MARKETING EFFORTS, WHICH TOGETHER INDIRECTLY LINK COMPENSATION TO SALES. WHEN A PORTFOLIO MANAGER TAKES OVER A FUND OR AN ACCOUNT, THE TIME PERIOD OVER WHICH PERFORMANCE IS MEASURED MAY BE ADJUSTED TO PROVIDE A TRANSITION PERIOD IN WHICH TO ASSESS THE PORTFOLIO. THE MANAGEMENT OF MULTIPLE FUNDS AND ACCOUNTS (INCLUDING PROPRIETARY ACCOUNTS) MAY GIVE RISE TO POTENTIAL CONFLICTS OF INTEREST IF THE FUNDS AND ACCOUNTS HAVE DIFFERENT OBJECTIVES, BENCHMARKS, TIME HORIZONS, AND FEES AS THE PORTFOLIO MANAGER MUST ALLOCATE HIS TIME AND INVESTMENT IDEAS ACROSS MULTIPLE FUNDS AND ACCOUNTS. IN ADDITION, THE FUND'S TRADE ALLOCATION POLICIES AND PROCEDURES MAY GIVE RISE TO CONFLICTS OF
   INTEREST IF THE FUND'S ORDERS DO NOT GET FULLY EXECUTED DUE TO BEING AGGREGATED WITH THOSE OF OTHER ACCOUNTS MANAGED BY FMR OR AN AFFILIATE. THE PORTFOLIO MANAGER MAY EXECUTE TRANSACTIONS FOR ANOTHER FUND OR ACCOUNT THAT MAY ADVERSELY IMPACT THE VALUE OF SECURITIES HELD BY THE FUND. SECURITIES SELECTED FOR FUNDS OR ACCOUNTS OTHER THAN THE FUND MAY OUTPERFORM THE SECURITIES SELECTED FOR THE FUND. PERSONAL ACCOUNTS MAY GIVE RISE TO POTENTIAL CONFLICTS OF INTEREST; TRADING IN PERSONAL ACCOUNTS IS RESTRICTED BY THE FUND'S CODE OF ETHICS.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   CESAR HERNANDEZ IS THE PORTFOLIO MANAGER OF PARTNERS INTERNATIONAL FUND AND RECEIVES COMPENSATION FOR HIS SERVICES. AS OF OCTOBER 31, 2005, PORTFOLIO MANAGER COMPENSATION GENERALLY CONSISTS OF A FIXED BASE SALARY DETERMINED PERIODICALLY (TYPICALLY ANNUALLY), A BONUS AND, IN CERTAIN CASES, PARTICIPATION IN SEVERAL TYPES OF EQUITY-BASED COMPENSATION PLANS. A PORTION OF THE PORTFOLIO MANAGER'S COMPENSATION MAY BE DEFERRED BASED ON CRITERIA ESTABLISHED BY FMR OR AT THE ELECTION OF THE PORTFOLIO MANAGER. THE PORTFOLIO MANAGER'S BASE SALARY IS DETERMINED BY LEVEL OF RESPONSIBILITY AND TENURE AT FMR OR ITS AFFILIATES. THE PORTFOLIO MANAGER'S BONUS IS BASED ON SEVERAL COMPONENTS. THE PRIMARY COMPONENTS OF THE PORTFOLIO MANAGER'S BONUS ARE BASED ON (I) THE PRE-TAX INVESTMENT PERFORMANCE OF THE PORTFOLIO MANAGER'S MASTER ACCOUNTS RELATIVE TO A BENCHMARK INDEX ASSIGNED TO EACH MASTER ACCOUNT AND (II) THE INVESTMENT PERFORMANCE OF A BROAD RANGE OF OTHER EQUITY FUNDS AND ACCOUNTS MANAGED BY FMR OR AN AFFILIATE. THE PRE-TAX INVESTMENT PERFORMANCE OF THE PORTFOLIO MANAGER'S MASTER ACCOUNTS IS WEIGHTED ACCORDING TO HIS TENURE ON THOSE MASTER ACCOUNTS AND THE AVERAGE ASSET SIZE OF THOSE MASTER ACCOUNTS OVER HIS TENURE. EACH COMPONENT IS CALCULATED SEPARATELY OVER THE PORTFOLIO MANAGER'S TENURE ON THOSE MASTER ACCOUNTS OVER A MEASUREMENT PERIOD THAT INITIALLY IS CONTEMPORANEOUS WITH HIS TENURE, BUT THAT EVENTUALLY ENCOMPASSES ROLLING PERIODS OF UP TO FIVE YEARS FOR THE COMPARISON TO A BENCHMARK INDEX. A SMALLER, SUBJECTIVE COMPONENT OF THE PORTFOLIO MANAGER'S BONUS IS BASED ON THE PORTFOLIO MANAGER'S OVERALL CONTRIBUTION TO MANAGEMENT OF FMR. THE PORTION OF THE PORTFOLIO MANAGER'S BONUS THAT IS LINKED TO THE INVESTMENT PERFORMANCE OF THE MASTER ACCOUNT FOR THE INTERNATIONAL INVESTMENT DISCIPLINE IN WHICH PARTNERS INTERNATIONAL FUND IS INVESTED IS BASED ON THE MASTER ACCOUNT'S PRE-TAX INVESTMENT PERFORMANCE MEASURED AGAINST THE MSCI EAFE INDEX (NET LUXEMBOURG TAX RATE ADJUSTED). THE PORTFOLIO MANAGER ALSO IS COMPENSATED UNDER EQUITY-BASED COMPENSATION PLANS LINKED TO INCREASES OR DECREASES IN THE NET ASSET VALUE OF THE STOCK OF FMR CORP., FMR'S PARENT COMPANY. FMR CORP. IS A DIVERSE FINANCIAL SERVICES COMPANY ENGAGED IN VARIOUS ACTIVITIES THAT INCLUDE FUND MANAGEMENT, BROKERAGE, RETIREMENT, AND EMPLOYER ADMINISTRATIVE SERVICES.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000;  or  over  $1,000,000.  If  the  Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   THE DOLLAR RANGE OF SHARES OF PARTNERS INTERNATIONAL FUND BENEFICIALLY OWNED BY MR. HERNANDEZ AS OF OCTOBER 31, 2005 WAS $0.





/s/Jacquelyn E. Regan                                                  1/17/07
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Jacquelyn E. Regan
[(Printed Name of person signing)]


Senior Legal Product Manager
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                        PARTNERS MID CAP GROWTH FUND II
                                 [Name of Fund
                                  ] BAHAA FAM
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                              FIDELITY INVESTMENTS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     4      $1,828
                                        -------------------
 *  other pooled investment vehicles:...     5      $2,079
                                        -------------------
 *  other accounts:.....................    11      $2,083
                                        -------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     2       $607
                                        -------------------
 *  other pooled investment vehicles:...   NONE      NONE
                                        -------------------
 *  other accounts:.....................   NONE      NONE
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   THE PORTFOLIO MANAGER'S COMPENSATION PLAN MAY GIVE RISE TO POTENTIAL CONFLICTS OF INTEREST. ALTHOUGH INVESTORS IN THE FUND MAY INVEST THROUGH EITHER TAX-DEFERRED ACCOUNTS OR TAXABLE ACCOUNTS, THE PORTFOLIO MANAGER'S COMPENSATION IS LINKED TO THE PRE-TAX PERFORMANCE OF THE FUND, RATHER THAN ITS AFTER-TAX PERFORMANCE. THE PORTFOLIO MANAGER'S BASE PAY TENDS TO INCREASE WITH ADDITIONAL AND MORE COMPLEX RESPONSIBILITIES THAT INCLUDE INCREASED ASSETS UNDER MANAGEMENT AND A PORTION OF THE BONUS RELATES TO MARKETING EFFORTS, WHICH TOGETHER INDIRECTLY LINK COMPENSATION TO SALES. WHEN A PORTFOLIO MANAGER TAKES OVER A FUND OR AN ACCOUNT, THE TIME PERIOD OVER WHICH PERFORMANCE IS MEASURED MAY BE ADJUSTED TO PROVIDE A TRANSITION PERIOD IN WHICH TO ASSESS THE PORTFOLIO. THE MANAGEMENT OF MULTIPLE FUNDS AND ACCOUNTS (INCLUDING PROPRIETARY ACCOUNTS) MAY GIVE RISE TO POTENTIAL CONFLICTS OF INTEREST IF THE FUNDS AND ACCOUNTS HAVE DIFFERENT OBJECTIVES, BENCHMARKS, TIME HORIZONS, AND FEES AS THE PORTFOLIO MANAGER MUST ALLOCATE HIS TIME AND INVESTMENT IDEAS ACROSS MULTIPLE FUNDS AND ACCOUNTS. IN ADDITION, THE FUND'S TRADE ALLOCATION POLICIES AND PROCEDURES MAY GIVE RISE TO CONFLICTS OF
   INTEREST IF THE FUND'S ORDERS DO NOT GET FULLY EXECUTED DUE TO BEING AGGREGATED WITH THOSE OF OTHER ACCOUNTS MANAGED BY FMR OR AN AFFILIATE. THE PORTFOLIO MANAGER MAY EXECUTE TRANSACTIONS FOR ANOTHER FUND OR ACCOUNT THAT MAY ADVERSELY IMPACT THE VALUE OF SECURITIES HELD BY THE FUND. SECURITIES SELECTED FOR FUNDS OR ACCOUNTS OTHER THAN THE FUND MAY OUTPERFORM THE SECURITIES SELECTED FOR THE FUND. PERSONAL ACCOUNTS MAY GIVE RISE TO POTENTIAL CONFLICTS OF INTEREST; TRADING IN PERSONAL ACCOUNTS IS RESTRICTED BY THE FUNDS CODE OF ETHICS.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   BAHAA FAM IS THE PORTFOLIO MANAGER OF PARTNERS MIDCAP GROWTH II FUND OF PRINCIPAL INVESTORS FUND, INC. AND RECEIVES COMPENSATION FOR HIS SERVICES. AS OF OCTOBER 31, 2005, PORTFOLIO MANAGER COMPENSATION GENERALLY CONSISTS OF A FIXED BASE SALARY DETERMINED PERIODICALLY (TYPICALLY ANNUALLY), A BONUS AND, IN CERTAIN CASES, PARTICIPATION IN SEVERAL TYPES OF EQUITY-BASED COMPENSATION PLANS. A PORTION OF THE PORTFOLIO MANAGER'S COMPENSATION MAY BE DEFERRED BASED ON CRITERIA ESTABLISHED BY FMR OR AT THE ELECTION OF THE PORTFOLIO MANAGER. THE PORTFOLIO MANAGER'S BASE SALARY IS DETERMINED BY LEVEL OF RESPONSIBILITY AND TENURE AT FMR OR ITS AFFILIATES. THE PORTFOLIO MANAGER'S BONUS IS BASED ON SEVERAL COMPONENTS. THE PRIMARY COMPONENTS OF THE PORTFOLIO MANAGER'S BONUS ARE BASED ON (I) THE PRE-TAX INVESTMENT PERFORMANCE OF THE PORTFOLIO MANAGER'S FUND(S) AND ACCOUNT(S) RELATIVE TO A BENCHMARK INDEX ASSIGNED TO EACH FUND OR ACCOUNT, AND (II) THE INVESTMENT PERFORMANCE OF A BROAD RANGE OF OTHER EQUITY FUNDS AND ACCOUNTS MANAGED BY FMR OR AN AFFILIATE. THE PRE-TAX INVESTMENT PERFORMANCE OF THE PORTFOLIO MANAGER'S FUND(S) AND ACCOUNT(S) IS WEIGHTED ACCORDING TO HIS TENURE ON THOSE FUND(S) AND ACCOUNT(S) AND THE AVERAGE ASSET SIZE OF THOSE FUND(S) AND ACCOUNT(S) OVER HIS TENURE. EACH COMPONENT IS CALCULATED SEPARATELY OVER THE PORTFOLIO MANAGER'S TENURE ON THOSE FUND(S) AND ACCOUNT(S) OVER A MEASUREMENT PERIOD THAT INITIALLY IS CONTEMPORANEOUS WITH HIS TENURE, BUT THAT EVENTUALLY ENCOMPASSES ROLLING PERIODS OF UP TO FIVE YEARS FOR THE COMPARISON TO A BENCHMARK INDEX. A SMALLER, SUBJECTIVE COMPONENT OF THE PORTFOLIO MANAGER'S BONUS IS BASED ON THE PORTFOLIO MANAGER'S OVERALL CONTRIBUTION TO MANAGEMENT OF FMR. THE PORTION OF THE PORTFOLIO MANAGER'S BONUS THAT IS LINKED TO THE INVESTMENT PERFORMANCE OF THE FUND IS BASED ON THE PRE-TAX INVESTMENT PERFORMANCE OF THE EQUITY ASSETS OF THE FUND MEASURED AGAINST THE RUSSELL MIDCAP GROWTH INDEX. THE PORTFOLIO MANAGER ALSO IS COMPENSATED UNDER EQUITY-BASED COMPENSATION PLANS LINKED TO INCREASES OR DECREASES IN THE NET ASSET VALUE OF THE STOCK OF FMR CORP., FMR'S PARENT COMPANY. FMR CORP. IS A DIVERSE FINANCIAL SERVICES COMPANY ENGAGED IN VARIOUS ACTIVITIES THAT INCLUDE FUND MANAGEMENT, BROKERAGE, RETIREMENT, AND EMPLOYER ADMINISTRATIVE SERVICES.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000. If the Portfolio Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   THE DOLLAR RANGE OF SHARES OF PARTNERS MIDCAP GROWTH FUND II BENEFICIALLY OWNED BY MR. FAM AS OF OCTOBER 31, 2005 WAS $0..





/s/Jacquelyn E. Regan                                                  1/17/07
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Jacquelyn E. Regan
[(Printed Name of person signing)]


Senior Legal Product Manager
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                           PARTNERS LARGE CAP BLEND I
                                 [Name of Fund
                                ] MELISSA BROWN
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                      GOLDMAN SACHS ASSET MANAGEMENT L.P.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF     TOTAL
                                         ACCOUNTS      ASSETS
 *  registered investment companies: ...    72      $21,501 MIL.
                                        -------------------------
 *  other pooled investment vehicles:...    37      $20,271 MIL.
                                        -------------------------
 *  other accounts:.....................    636     $64,870 MIL
                                        -------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF     TOTAL
                                         ACCOUNTS      ASSETS
 *  registered investment companies: ...     0           0
                                        -------------------------
 *  other pooled investment vehicles:...     0           0
                                        -------------------------
 *  other accounts:.....................    46      $13,273 MIL.
                                        -------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   CONFLICTS OF INTEREST. THE INVESTMENT ADVISERS' PORTFOLIO MANAGERS ARE OFTEN RESPONSIBLE FOR MANAGING ONE OR MORE OF THE FUNDS AS WELL AS OTHER ACCOUNTS, INCLUDING PROPRIETARY ACCOUNTS, SEPARATE ACCOUNTS AND OTHER POOLED INVESTMENT VEHICLES, SUCH AS UNREGISTERED HEDGE FUNDS. A PORTFOLIO MANAGER MAY MANAGE A SEPARATE ACCOUNT OR OTHER POOLED INVESTMENT VEHICLE WHICH MAY HAVE MATERIALLY HIGHER FEE ARRANGEMENTS THAN THE FUND AND MAY ALSO HAVE A PERFORMANCE-BASED FEE. THE SIDE-BY-SIDE MANAGEMENT OF THESE FUNDS MAY RAISE POTENTIAL CONFLICTS OF INTEREST RELATING TO CROSS TRADING, THE ALLOCATION OF INVESTMENT OPPORTUNITIES AND THE AGGREGATION AND ALLOCATION OF TRADES.

   THE INVESTMENT ADVISERS HAVE A FIDUCIARY RESPONSIBILITY TO MANAGE ALL CLIENT ACCOUNTS IN A FAIR AND EQUITABLE MANNER. THEY SEEK TO PROVIDE BEST EXECUTION OF ALL SECURITIES TRANSACTIONS AND AGGREGATE AND THEN ALLOCATE SECURITIES TO CLIENT ACCOUNTS IN A FAIR AND TIMELY MANNER. TO THIS END, THE INVESTMENT ADVISERS HAVE DEVELOPED POLICIES AND PROCEDURES DESIGNED TO MITIGATE AND MANAGE THE POTENTIAL CONFLICTS OF INTEREST THAT MAY ARISE FROM SIDE-BY-SIDE MANAGEMENT. IN ADDITION, THE INVESTMENT ADVISERS AND THE FUNDS HAVE ADOPTED POLICIES LIMITING THE CIRCUMSTANCES UNDER WHICH CROSS-TRADES MAY BE EFFECTED BETWEEN A FUND AND ANOTHER CLIENT ACCOUNT. THE INVESTMENT ADVISERS CONDUCT PERIODIC REVIEWS OF TRADES FOR CONSISTENCY WITH THESE POLICIES. FOR MORE INFORMATION ABOUT CONFLICTS OF INTERESTS THAT MAY ARISE IN CONNECTION WITH THE PORTFOLIO MANAGER'S MANAGEMENT OF THE FUNDS' INVESTMENTS AND THE INVESTMENTS OF OTHER ACCOUNTS, SEE "POTENTIAL CONFLICTS OF INTEREST - POTENTIAL CONFLICTS RELATING TO THE ALLOCATION OF INVESTMENT OPPORTUNITIES AMONG THE FUNDS AND OTHER GOLDMAN SACHS ACCOUNTS AND POTENTIAL CONFLICTS RELATING TO GOLDMAN SACHS' AND THE INVESTMENT ADVISER'S PROPRIETARY ACTIVITIES AND ACTIVITIES ON BEHALF OF OTHER ACCOUNTS."

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE INVESTMENT ADVISER PROVIDES GENEROUS COMPENSATION PACKAGES FOR ITS INVESTMENT PROFESSIONALS, WHICH ARE COMPRISED OF A BASE SALARY AND A PERFORMANCE BONUS. THE YEAR-END PERFORMANCE BONUS IS A FUNCTION OF EACH PROFESSIONAL'S INDIVIDUAL PERFORMANCE; HIS OR HER CONTRIBUTION TO THE OVERALL PERFORMANCE OF THE GROUP; THE PERFORMANCE OF GSAM; THE PROFITABILITY OF GOLDMAN SACHS; AND ANTICIPATED COMPENSATION LEVELS AMONG COMPETITOR FIRMS.

   PORTFOLIO MANAGEMENT TEAMS ARE REWARDED FOR THEIR ABILITY TO OUTPERFORM A BENCHMARK WHILE MANAGING RISK EXPOSURE. AN INDIVIDUAL'S COMPENSATION DEPENDS ON HIS/HER CONTRIBUTION TO THE TEAM AS WELL AS HIS/HER ABILITY TO WORK AS A MEMBER OF THE TEAM.

   THE PORTFOLIO MANAGEMENT TEAM'S PERFORMANCE MEASURES ARE ALIGNED WITH GSAM'S GOALS TO:
   (1) EXCEED BENCHMARK OVER ONE-YEAR AND THREE-YEAR PERIODS; (2) MANAGE PORTFOLIOS WITHIN A DEFINED RANGE AROUND A TARGETED TRACKING ERROR; (3) PERFORM CONSISTENTLY WITH OBJECTIVES AND CLIENT COMMITMENTS; (4) ACHIEVE TOP TIER RANKINGS AND RATINGS; AND (5) MANAGE ALL SIMILARLY MANDATED ACCOUNTS IN A CONSISTENT MANNER.

   PERFORMANCE-RELATED REMUNERATION FOR PORTFOLIO MANAGERS IS SIGNIFICANTLY INFLUENCED BY THE FOLLOWING CRITERIA:(1) OVERALL PORTFOLIO PERFORMANCE AND CONSISTENCY OF PERFORMANCE OVER TIME; (2) CONSISTENCY OF PERFORMANCE ACROSS ACCOUNTS WITH SIMILAR PROFILES; (3) COMPLIANCE WITH RISK BUDGETS; AND (4) COMMUNICATION WITH OTHER PORTFOLIO MANAGERS WITHIN THE RESEARCH PROCESS.

   IN ADDITION, DETAILED PORTFOLIO ATTRIBUTION IS CRITICAL TO THE MEASUREMENT PROCESS.
   THE BENCHMARK FOR THIS FUND IS THE S&P 500 INDEX.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or over $1,000,000. If the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.






/s/Melissa Brown                                                     1-10-07
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Melissa Brown
[(Printed Name of person signing)]


Managing Dierctor
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                           PARTNERS LARGE CAP BLEND I
                                 [Name of Fund
                               ] ROBERT C. JONES
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                      GOLDMAN SACHS ASSET MANAGEMENT L.P.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF     TOTAL
                                         ACCOUNTS      ASSETS
 *  registered investment companies: ...    72      $21,501 MIL.
                                        -------------------------
 *  other pooled investment vehicles:...    37      $20,271 MIL.
                                        -------------------------
 *  other accounts:.....................    636     $64,870 MIL
                                        -------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF     TOTAL
                                         ACCOUNTS      ASSETS
 *  registered investment companies: ...     0           0
                                        -------------------------
 *  other pooled investment vehicles:...     0           0
                                        -------------------------
 *  other accounts:.....................    46      $13,273 MIL.
                                        -------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   CONFLICTS OF INTEREST. THE INVESTMENT ADVISERS' PORTFOLIO MANAGERS ARE OFTEN RESPONSIBLE FOR MANAGING ONE OR MORE OF THE FUNDS AS WELL AS OTHER ACCOUNTS, INCLUDING PROPRIETARY ACCOUNTS, SEPARATE ACCOUNTS AND OTHER POOLED INVESTMENT VEHICLES, SUCH AS UNREGISTERED HEDGE FUNDS. A PORTFOLIO MANAGER MAY MANAGE A SEPARATE ACCOUNT OR OTHER POOLED INVESTMENT VEHICLE WHICH MAY HAVE MATERIALLY HIGHER FEE ARRANGEMENTS THAN THE FUND AND MAY ALSO HAVE A PERFORMANCE-BASED FEE. THE SIDE-BY-SIDE MANAGEMENT OF THESE FUNDS MAY RAISE POTENTIAL CONFLICTS OF INTEREST RELATING TO CROSS TRADING, THE ALLOCATION OF INVESTMENT OPPORTUNITIES AND THE AGGREGATION AND ALLOCATION OF TRADES.

   THE INVESTMENT ADVISERS HAVE A FIDUCIARY RESPONSIBILITY TO MANAGE ALL CLIENT ACCOUNTS IN A FAIR AND EQUITABLE MANNER. THEY SEEK TO PROVIDE BEST EXECUTION OF ALL SECURITIES TRANSACTIONS AND AGGREGATE AND THEN ALLOCATE SECURITIES TO CLIENT ACCOUNTS IN A FAIR AND TIMELY MANNER. TO THIS END, THE INVESTMENT ADVISERS HAVE DEVELOPED POLICIES AND PROCEDURES DESIGNED TO MITIGATE AND MANAGE THE POTENTIAL CONFLICTS OF INTEREST THAT MAY ARISE FROM SIDE-BY-SIDE MANAGEMENT. IN ADDITION, THE INVESTMENT ADVISERS AND THE FUNDS HAVE ADOPTED POLICIES LIMITING THE CIRCUMSTANCES UNDER WHICH CROSS-TRADES MAY BE EFFECTED BETWEEN A FUND AND ANOTHER CLIENT ACCOUNT. THE INVESTMENT ADVISERS CONDUCT PERIODIC REVIEWS OF TRADES FOR CONSISTENCY WITH THESE POLICIES. FOR MORE INFORMATION ABOUT CONFLICTS OF INTERESTS THAT MAY ARISE IN CONNECTION WITH THE PORTFOLIO MANAGER'S MANAGEMENT OF THE FUNDS' INVESTMENTS AND THE INVESTMENTS OF OTHER ACCOUNTS, SEE "POTENTIAL CONFLICTS OF INTEREST - POTENTIAL CONFLICTS RELATING TO THE ALLOCATION OF INVESTMENT OPPORTUNITIES AMONG THE FUNDS AND OTHER GOLDMAN SACHS ACCOUNTS AND POTENTIAL CONFLICTS RELATING TO GOLDMAN SACHS' AND THE INVESTMENT ADVISER'S PROPRIETARY ACTIVITIES AND ACTIVITIES ON BEHALF OF OTHER ACCOUNTS."

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE INVESTMENT ADVISER PROVIDES GENEROUS COMPENSATION PACKAGES FOR ITS INVESTMENT PROFESSIONALS, WHICH ARE COMPRISED OF A BASE SALARY AND A PERFORMANCE BONUS. THE YEAR-END PERFORMANCE BONUS IS A FUNCTION OF EACH PROFESSIONAL'S INDIVIDUAL PERFORMANCE; HIS OR HER CONTRIBUTION TO THE OVERALL PERFORMANCE OF THE GROUP; THE PERFORMANCE OF GSAM; THE PROFITABILITY OF GOLDMAN SACHS; AND ANTICIPATED COMPENSATION LEVELS AMONG COMPETITOR FIRMS.

   PORTFOLIO MANAGEMENT TEAMS ARE REWARDED FOR THEIR ABILITY TO OUTPERFORM A BENCHMARK WHILE MANAGING RISK EXPOSURE. AN INDIVIDUAL'S COMPENSATION DEPENDS ON HIS/HER CONTRIBUTION TO THE TEAM AS WELL AS HIS/HER ABILITY TO WORK AS A MEMBER OF THE TEAM.

   THE PORTFOLIO MANAGEMENT TEAM'S PERFORMANCE MEASURES ARE ALIGNED WITH GSAM'S GOALS TO:
   (1) EXCEED BENCHMARK OVER ONE-YEAR AND THREE-YEAR PERIODS; (2) MANAGE PORTFOLIOS WITHIN A DEFINED RANGE AROUND A TARGETED TRACKING ERROR; (3) PERFORM CONSISTENTLY WITH OBJECTIVES AND CLIENT COMMITMENTS; (4) ACHIEVE TOP TIER RANKINGS AND RATINGS; AND (5) MANAGE ALL SIMILARLY MANDATED ACCOUNTS IN A CONSISTENT MANNER.

   PERFORMANCE-RELATED REMUNERATION FOR PORTFOLIO MANAGERS IS SIGNIFICANTLY INFLUENCED BY THE FOLLOWING CRITERIA:(1) OVERALL PORTFOLIO PERFORMANCE AND CONSISTENCY OF PERFORMANCE OVER TIME; (2) CONSISTENCY OF PERFORMANCE ACROSS ACCOUNTS WITH SIMILAR PROFILES; (3) COMPLIANCE WITH RISK BUDGETS; AND (4) COMMUNICATION WITH OTHER PORTFOLIO MANAGERS WITHIN THE RESEARCH PROCESS.

   IN ADDITION, DETAILED PORTFOLIO ATTRIBUTION IS CRITICAL TO THE MEASUREMENT PROCESS.
   THE BENCHMARK FOR THIS FUND IS THE S&P 500 INDEX.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or over $1,000,000. If the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.





/s/Robert C. Jones                                                     1-10-07
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Robert C. Jones
[(Printed Name of person signing)]


Managing Dierctor
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                              MID CAP VALUE FUND I
                                 [Name of Fund
                               ] DOLORES BAMFORD
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                      GOLDMAN SACHS ASSET MANAGEMENT L.P.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...    21      13.1 B
                                        -------------------
 *  other pooled investment vehicles:...     2      342 M
                                        -------------------
 *  other accounts:.....................    265     8.7 B
                                        -------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     2      342 M
                                        -------------------
 *  other accounts:.....................     1      102 M
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   CONFLICTS OF INTEREST. THE INVESTMENT ADVISERS' PORTFOLIO MANAGERS ARE OFTEN RESPONSIBLE FOR MANAGING ONE OR MORE OF THE FUNDS AS WELL AS OTHER ACCOUNTS, INCLUDING PROPRIETARY ACCOUNTS, SEPARATE ACCOUNTS AND OTHER POOLED INVESTMENT VEHICLES, SUCH AS UNREGISTERED HEDGE FUNDS. A PORTFOLIO MANAGER MAY MANAGE A SEPARATE ACCOUNT OR OTHER POOLED INVESTMENT VEHICLE WHICH MAY HAVE MATERIALLY HIGHER FEE ARRANGEMENTS THAN THE FUND AND MAY ALSO HAVE A PERFORMANCE-BASED FEE. THE SIDE-BY-SIDE MANAGEMENT OF THESE FUNDS MAY RAISE POTENTIAL CONFLICTS OF INTEREST RELATING TO CROSS TRADING, THE ALLOCATION OF INVESTMENT OPPORTUNITIES AND THE AGGREGATION AND ALLOCATION OF TRADES.

   THE INVESTMENT ADVISERS HAVE A FIDUCIARY RESPONSIBILITY TO MANAGE ALL CLIENT ACCOUNTS IN A FAIR AND EQUITABLE MANNER. THEY SEEK TO PROVIDE BEST EXECUTION OF ALL SECURITIES TRANSACTIONS AND AGGREGATE AND THEN ALLOCATE SECURITIES TO CLIENT ACCOUNTS IN A FAIR AND TIMELY MANNER. TO THIS END, THE INVESTMENT ADVISERS HAVE DEVELOPED POLICIES AND PROCEDURES DESIGNED TO MITIGATE AND MANAGE THE POTENTIAL CONFLICTS OF INTEREST THAT MAY ARISE FROM SIDE-BY-SIDE MANAGEMENT. IN ADDITION, THE INVESTMENT ADVISERS AND THE FUNDS HAVE ADOPTED POLICIES LIMITING THE CIRCUMSTANCES UNDER WHICH CROSS-TRADES MAY BE EFFECTED BETWEEN A FUND AND ANOTHER CLIENT ACCOUNT. THE INVESTMENT ADVISERS CONDUCT PERIODIC REVIEWS OF TRADES FOR CONSISTENCY WITH THESE POLICIES. FOR MORE INFORMATION ABOUT CONFLICTS OF INTERESTS THAT MAY ARISE IN CONNECTION WITH THE PORTFOLIO MANAGER'S MANAGEMENT OF THE FUNDS' INVESTMENTS AND THE INVESTMENTS OF OTHER ACCOUNTS, SEE "POTENTIAL CONFLICTS OF INTEREST - POTENTIAL CONFLICTS RELATING TO THE ALLOCATION OF INVESTMENT OPPORTUNITIES AMONG THE FUNDS AND OTHER GOLDMAN SACHS ACCOUNTS AND POTENTIAL CONFLICTS RELATING TO GOLDMAN SACHS' AND THE INVESTMENT ADVISER'S PROPRIETARY ACTIVITIES AND ACTIVITIES ON BEHALF OF OTHER ACCOUNTS."

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE INVESTMENT ADVISER PROVIDES GENEROUS COMPENSATION PACKAGES FOR ITS INVESTMENT PROFESSIONALS, WHICH ARE COMPRISED OF A BASE SALARY AND A PERFORMANCE BONUS. THE YEAR-END PERFORMANCE BONUS IS A FUNCTION OF EACH PROFESSIONAL'S INDIVIDUAL PERFORMANCE; HIS OR HER CONTRIBUTION TO THE OVERALL PERFORMANCE OF THE GROUP; THE PERFORMANCE OF GSAM; THE PROFITABILITY OF GOLDMAN SACHS; AND ANTICIPATED COMPENSATION LEVELS AMONG COMPETITOR FIRMS.

   PORTFOLIO MANAGEMENT TEAMS ARE REWARDED FOR THEIR ABILITY TO OUTPERFORM A BENCHMARK WHILE MANAGING RISK EXPOSURE. AN INDIVIDUAL'S COMPENSATION DEPENDS ON HIS/HER CONTRIBUTION TO THE TEAM AS WELL AS HIS/HER ABILITY TO WORK AS A MEMBER OF THE TEAM.

   THE PORTFOLIO MANAGEMENT TEAM'S PERFORMANCE MEASURES ARE ALIGNED WITH GSAM'S GOALS TO:
   (1) EXCEED BENCHMARK OVER ONE-YEAR AND THREE-YEAR PERIODS; (2) MANAGE PORTFOLIOS WITHIN A DEFINED RANGE AROUND A TARGETED TRACKING ERROR; (3) PERFORM CONSISTENTLY WITH OBJECTIVES AND CLIENT COMMITMENTS; (4) ACHIEVE TOP TIER RANKINGS AND RATINGS; AND (5) MANAGE ALL SIMILARLY MANDATED ACCOUNTS IN A CONSISTENT MANNER.

   PERFORMANCE-RELATED REMUNERATION FOR PORTFOLIO MANAGERS IS SIGNIFICANTLY INFLUENCED BY THE FOLLOWING CRITERIA:(1) OVERALL PORTFOLIO PERFORMANCE AND CONSISTENCY OF PERFORMANCE OVER TIME; (2) CONSISTENCY OF PERFORMANCE ACROSS ACCOUNTS WITH SIMILAR PROFILES; (3) COMPLIANCE WITH RISK BUDGETS; AND (4) COMMUNICATION WITH OTHER PORTFOLIO MANAGERS WITHIN THE RESEARCH PROCESS.

   IN ADDITION, DETAILED PORTFOLIO ATTRIBUTION IS CRITICAL TO THE MEASUREMENT PROCESS.
   THE BENCHMARK FOR THIS FUND IS THE RUSSELL MIDCAP VALUE INDEX.


2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or over $1,000,000. If the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.




/s/Dolores S. Bamford                                                 1/11/07
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Dolores S. Bamford
[(Printed Name of person signing)]


Managing Director
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                              MID CAP VALUE FUND I
                                 [Name of Fund
                               ] DAVID L. BERDON
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                      GOLDMAN SACHS ASSET MANAGEMENT L.P.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...    21      13.1 B
                                        -------------------
 *  other pooled investment vehicles:...     2      342 M
                                        -------------------
 *  other accounts:.....................    265     8.7 B
                                        -------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     2      342 M
                                        -------------------
 *  other accounts:.....................     1      102 M
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   CONFLICTS OF INTEREST. THE INVESTMENT ADVISERS' PORTFOLIO MANAGERS ARE OFTEN RESPONSIBLE FOR MANAGING ONE OR MORE OF THE FUNDS AS WELL AS OTHER ACCOUNTS, INCLUDING PROPRIETARY ACCOUNTS, SEPARATE ACCOUNTS AND OTHER POOLED INVESTMENT VEHICLES, SUCH AS UNREGISTERED HEDGE FUNDS. A PORTFOLIO MANAGER MAY MANAGE A SEPARATE ACCOUNT OR OTHER POOLED INVESTMENT VEHICLE WHICH MAY HAVE MATERIALLY HIGHER FEE ARRANGEMENTS THAN THE FUND AND MAY ALSO HAVE A PERFORMANCE-BASED FEE. THE SIDE-BY-SIDE MANAGEMENT OF THESE FUNDS MAY RAISE POTENTIAL CONFLICTS OF INTEREST RELATING TO CROSS TRADING, THE ALLOCATION OF INVESTMENT OPPORTUNITIES AND THE AGGREGATION AND ALLOCATION OF TRADES.

   THE INVESTMENT ADVISERS HAVE A FIDUCIARY RESPONSIBILITY TO MANAGE ALL CLIENT ACCOUNTS IN A FAIR AND EQUITABLE MANNER. THEY SEEK TO PROVIDE BEST EXECUTION OF ALL SECURITIES TRANSACTIONS AND AGGREGATE AND THEN ALLOCATE SECURITIES TO CLIENT ACCOUNTS IN A FAIR AND TIMELY MANNER. TO THIS END, THE INVESTMENT ADVISERS HAVE DEVELOPED POLICIES AND PROCEDURES DESIGNED TO MITIGATE AND MANAGE THE POTENTIAL CONFLICTS OF INTEREST THAT MAY ARISE FROM SIDE-BY-SIDE MANAGEMENT. IN ADDITION, THE INVESTMENT ADVISERS AND THE FUNDS HAVE ADOPTED POLICIES LIMITING THE CIRCUMSTANCES UNDER WHICH CROSS-TRADES MAY BE EFFECTED BETWEEN A FUND AND ANOTHER CLIENT ACCOUNT. THE INVESTMENT ADVISERS CONDUCT PERIODIC REVIEWS OF TRADES FOR CONSISTENCY WITH THESE POLICIES. FOR MORE INFORMATION ABOUT CONFLICTS OF INTERESTS THAT MAY ARISE IN CONNECTION WITH THE PORTFOLIO MANAGER'S MANAGEMENT OF THE FUNDS' INVESTMENTS AND THE INVESTMENTS OF OTHER ACCOUNTS, SEE "POTENTIAL CONFLICTS OF INTEREST - POTENTIAL CONFLICTS RELATING TO THE ALLOCATION OF INVESTMENT OPPORTUNITIES AMONG THE FUNDS AND OTHER GOLDMAN SACHS ACCOUNTS AND POTENTIAL CONFLICTS RELATING TO GOLDMAN SACHS' AND THE INVESTMENT ADVISER'S PROPRIETARY ACTIVITIES AND ACTIVITIES ON BEHALF OF OTHER ACCOUNTS."

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE INVESTMENT ADVISER PROVIDES GENEROUS COMPENSATION PACKAGES FOR ITS INVESTMENT PROFESSIONALS, WHICH ARE COMPRISED OF A BASE SALARY AND A PERFORMANCE BONUS. THE YEAR-END PERFORMANCE BONUS IS A FUNCTION OF EACH PROFESSIONAL'S INDIVIDUAL PERFORMANCE; HIS OR HER CONTRIBUTION TO THE OVERALL PERFORMANCE OF THE GROUP; THE PERFORMANCE OF GSAM; THE PROFITABILITY OF GOLDMAN SACHS; AND ANTICIPATED COMPENSATION LEVELS AMONG COMPETITOR FIRMS.

   PORTFOLIO MANAGEMENT TEAMS ARE REWARDED FOR THEIR ABILITY TO OUTPERFORM A BENCHMARK WHILE MANAGING RISK EXPOSURE. AN INDIVIDUAL'S COMPENSATION DEPENDS ON HIS/HER CONTRIBUTION TO THE TEAM AS WELL AS HIS/HER ABILITY TO WORK AS A MEMBER OF THE TEAM.

   THE PORTFOLIO MANAGEMENT TEAM'S PERFORMANCE MEASURES ARE ALIGNED WITH GSAM'S GOALS TO:
   (1) EXCEED BENCHMARK OVER ONE-YEAR AND THREE-YEAR PERIODS; (2) MANAGE PORTFOLIOS WITHIN A DEFINED RANGE AROUND A TARGETED TRACKING ERROR; (3) PERFORM CONSISTENTLY WITH OBJECTIVES AND CLIENT COMMITMENTS; (4) ACHIEVE TOP TIER RANKINGS AND RATINGS; AND (5) MANAGE ALL SIMILARLY MANDATED ACCOUNTS IN A CONSISTENT MANNER.

   PERFORMANCE-RELATED REMUNERATION FOR PORTFOLIO MANAGERS IS SIGNIFICANTLY INFLUENCED BY THE FOLLOWING CRITERIA:(1) OVERALL PORTFOLIO PERFORMANCE AND CONSISTENCY OF PERFORMANCE OVER TIME; (2) CONSISTENCY OF PERFORMANCE ACROSS ACCOUNTS WITH SIMILAR PROFILES; (3) COMPLIANCE WITH RISK BUDGETS; AND (4) COMMUNICATION WITH OTHER PORTFOLIO MANAGERS WITHIN THE RESEARCH PROCESS.

   IN ADDITION, DETAILED PORTFOLIO ATTRIBUTION IS CRITICAL TO THE MEASUREMENT PROCESS.
   THE BENCHMARK FOR THIS FUND IS THE RUSSELL MIDCAP VALUE INDEX.


2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or over $1,000,000. If the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.





/s/David Berdon                                                         1/7/07
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


David Berdon
[(Printed Name of person signing)]



[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                              MID CAP VALUE FUND I
                                 [Name of Fund
                                ] ANDREW BRAUN
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                      GOLDMAN SACHS ASSET MANAGEMENT L.P.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...    21      13.1 B
                                        -------------------
 *  other pooled investment vehicles:...     2      342 M
                                        -------------------
 *  other accounts:.....................    265     8.7 B
                                        -------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     2      342 M
                                        -------------------
 *  other accounts:.....................     1      102 M
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   CONFLICTS OF INTEREST. THE INVESTMENT ADVISERS' PORTFOLIO MANAGERS ARE OFTEN RESPONSIBLE FOR MANAGING ONE OR MORE OF THE FUNDS AS WELL AS OTHER ACCOUNTS, INCLUDING PROPRIETARY ACCOUNTS, SEPARATE ACCOUNTS AND OTHER POOLED INVESTMENT VEHICLES, SUCH AS UNREGISTERED HEDGE FUNDS. A PORTFOLIO MANAGER MAY MANAGE A SEPARATE ACCOUNT OR OTHER POOLED INVESTMENT VEHICLE WHICH MAY HAVE MATERIALLY HIGHER FEE ARRANGEMENTS THAN THE FUND AND MAY ALSO HAVE A PERFORMANCE-BASED FEE. THE SIDE-BY-SIDE MANAGEMENT OF THESE FUNDS MAY RAISE POTENTIAL CONFLICTS OF INTEREST RELATING TO CROSS TRADING, THE ALLOCATION OF INVESTMENT OPPORTUNITIES AND THE AGGREGATION AND ALLOCATION OF TRADES.

   THE INVESTMENT ADVISERS HAVE A FIDUCIARY RESPONSIBILITY TO MANAGE ALL CLIENT ACCOUNTS IN A FAIR AND EQUITABLE MANNER. THEY SEEK TO PROVIDE BEST EXECUTION OF ALL SECURITIES TRANSACTIONS AND AGGREGATE AND THEN ALLOCATE SECURITIES TO CLIENT ACCOUNTS IN A FAIR AND TIMELY MANNER. TO THIS END, THE INVESTMENT ADVISERS HAVE DEVELOPED POLICIES AND PROCEDURES DESIGNED TO MITIGATE AND MANAGE THE POTENTIAL CONFLICTS OF INTEREST THAT MAY ARISE FROM SIDE-BY-SIDE MANAGEMENT. IN ADDITION, THE INVESTMENT ADVISERS AND THE FUNDS HAVE ADOPTED POLICIES LIMITING THE CIRCUMSTANCES UNDER WHICH CROSS-TRADES MAY BE EFFECTED BETWEEN A FUND AND ANOTHER CLIENT ACCOUNT. THE INVESTMENT ADVISERS CONDUCT PERIODIC REVIEWS OF TRADES FOR CONSISTENCY WITH THESE POLICIES. FOR MORE INFORMATION ABOUT CONFLICTS OF INTERESTS THAT MAY ARISE IN CONNECTION WITH THE PORTFOLIO MANAGER'S MANAGEMENT OF THE FUNDS' INVESTMENTS AND THE INVESTMENTS OF OTHER ACCOUNTS, SEE "POTENTIAL CONFLICTS OF INTEREST - POTENTIAL CONFLICTS RELATING TO THE ALLOCATION OF INVESTMENT OPPORTUNITIES AMONG THE FUNDS AND OTHER GOLDMAN SACHS ACCOUNTS AND POTENTIAL CONFLICTS RELATING TO GOLDMAN SACHS' AND THE INVESTMENT ADVISER'S PROPRIETARY ACTIVITIES AND ACTIVITIES ON BEHALF OF OTHER ACCOUNTS."

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE INVESTMENT ADVISER PROVIDES GENEROUS COMPENSATION PACKAGES FOR ITS INVESTMENT PROFESSIONALS, WHICH ARE COMPRISED OF A BASE SALARY AND A PERFORMANCE BONUS. THE YEAR-END PERFORMANCE BONUS IS A FUNCTION OF EACH PROFESSIONAL'S INDIVIDUAL PERFORMANCE; HIS OR HER CONTRIBUTION TO THE OVERALL PERFORMANCE OF THE GROUP; THE PERFORMANCE OF GSAM; THE PROFITABILITY OF GOLDMAN SACHS; AND ANTICIPATED COMPENSATION LEVELS AMONG COMPETITOR FIRMS.

   PORTFOLIO MANAGEMENT TEAMS ARE REWARDED FOR THEIR ABILITY TO OUTPERFORM A BENCHMARK WHILE MANAGING RISK EXPOSURE. AN INDIVIDUAL'S COMPENSATION DEPENDS ON HIS/HER CONTRIBUTION TO THE TEAM AS WELL AS HIS/HER ABILITY TO WORK AS A MEMBER OF THE TEAM.

   THE PORTFOLIO MANAGEMENT TEAM'S PERFORMANCE MEASURES ARE ALIGNED WITH GSAM'S GOALS TO:
   (1) EXCEED BENCHMARK OVER ONE-YEAR AND THREE-YEAR PERIODS; (2) MANAGE PORTFOLIOS WITHIN A DEFINED RANGE AROUND A TARGETED TRACKING ERROR; (3) PERFORM CONSISTENTLY WITH OBJECTIVES AND CLIENT COMMITMENTS; (4) ACHIEVE TOP TIER RANKINGS AND RATINGS; AND (5) MANAGE ALL SIMILARLY MANDATED ACCOUNTS IN A CONSISTENT MANNER.

   PERFORMANCE-RELATED REMUNERATION FOR PORTFOLIO MANAGERS IS SIGNIFICANTLY INFLUENCED BY THE FOLLOWING CRITERIA:(1) OVERALL PORTFOLIO PERFORMANCE AND CONSISTENCY OF PERFORMANCE OVER TIME; (2) CONSISTENCY OF PERFORMANCE ACROSS ACCOUNTS WITH SIMILAR PROFILES; (3) COMPLIANCE WITH RISK BUDGETS; AND (4) COMMUNICATION WITH OTHER PORTFOLIO MANAGERS WITHIN THE RESEARCH PROCESS.

   IN ADDITION, DETAILED PORTFOLIO ATTRIBUTION IS CRITICAL TO THE MEASUREMENT PROCESS.
   THE BENCHMARK FOR THIS FUND IS THE RUSSELL MIDCAP VALUE INDEX.


2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or over $1,000,000. If the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.




/s/Andrew Braun                                                       1/9/07
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Andrew Braun
[(Printed Name of person signing)]


Managing Director/Portfolio Manager
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                              MID CAP VALUE FUND I
                                 [Name of Fund
                                ] SCOTT CARROLL
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                      GOLDMAN SACHS ASSET MANAGEMENT L.P.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...    21      13.1 B
                                        -------------------
 *  other pooled investment vehicles:...     2      342 M
                                        -------------------
 *  other accounts:.....................    265     8.7 B
                                        -------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     2      342 M
                                        -------------------
 *  other accounts:.....................     1      102 M
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   CONFLICTS OF INTEREST. THE INVESTMENT ADVISERS' PORTFOLIO MANAGERS ARE OFTEN RESPONSIBLE FOR MANAGING ONE OR MORE OF THE FUNDS AS WELL AS OTHER ACCOUNTS, INCLUDING PROPRIETARY ACCOUNTS, SEPARATE ACCOUNTS AND OTHER POOLED INVESTMENT VEHICLES, SUCH AS UNREGISTERED HEDGE FUNDS. A PORTFOLIO MANAGER MAY MANAGE A SEPARATE ACCOUNT OR OTHER POOLED INVESTMENT VEHICLE WHICH MAY HAVE MATERIALLY HIGHER FEE ARRANGEMENTS THAN THE FUND AND MAY ALSO HAVE A PERFORMANCE-BASED FEE. THE SIDE-BY-SIDE MANAGEMENT OF THESE FUNDS MAY RAISE POTENTIAL CONFLICTS OF INTEREST RELATING TO CROSS TRADING, THE ALLOCATION OF INVESTMENT OPPORTUNITIES AND THE AGGREGATION AND ALLOCATION OF TRADES.

   THE INVESTMENT ADVISERS HAVE A FIDUCIARY RESPONSIBILITY TO MANAGE ALL CLIENT ACCOUNTS IN A FAIR AND EQUITABLE MANNER. THEY SEEK TO PROVIDE BEST EXECUTION OF ALL SECURITIES TRANSACTIONS AND AGGREGATE AND THEN ALLOCATE SECURITIES TO CLIENT ACCOUNTS IN A FAIR AND TIMELY MANNER. TO THIS END, THE INVESTMENT ADVISERS HAVE DEVELOPED POLICIES AND PROCEDURES DESIGNED TO MITIGATE AND MANAGE THE POTENTIAL CONFLICTS OF INTEREST THAT MAY ARISE FROM SIDE-BY-SIDE MANAGEMENT. IN ADDITION, THE INVESTMENT ADVISERS AND THE FUNDS HAVE ADOPTED POLICIES LIMITING THE CIRCUMSTANCES UNDER WHICH CROSS-TRADES MAY BE EFFECTED BETWEEN A FUND AND ANOTHER CLIENT ACCOUNT. THE INVESTMENT ADVISERS CONDUCT PERIODIC REVIEWS OF TRADES FOR CONSISTENCY WITH THESE POLICIES. FOR MORE INFORMATION ABOUT CONFLICTS OF INTERESTS THAT MAY ARISE IN CONNECTION WITH THE PORTFOLIO MANAGER'S MANAGEMENT OF THE FUNDS' INVESTMENTS AND THE INVESTMENTS OF OTHER ACCOUNTS, SEE "POTENTIAL CONFLICTS OF INTEREST - POTENTIAL CONFLICTS RELATING TO THE ALLOCATION OF INVESTMENT OPPORTUNITIES AMONG THE FUNDS AND OTHER GOLDMAN SACHS ACCOUNTS AND POTENTIAL CONFLICTS RELATING TO GOLDMAN SACHS' AND THE INVESTMENT ADVISER'S PROPRIETARY ACTIVITIES AND ACTIVITIES ON BEHALF OF OTHER ACCOUNTS."

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE INVESTMENT ADVISER PROVIDES GENEROUS COMPENSATION PACKAGES FOR ITS INVESTMENT PROFESSIONALS, WHICH ARE COMPRISED OF A BASE SALARY AND A PERFORMANCE BONUS. THE YEAR-END PERFORMANCE BONUS IS A FUNCTION OF EACH PROFESSIONAL'S INDIVIDUAL PERFORMANCE; HIS OR HER CONTRIBUTION TO THE OVERALL PERFORMANCE OF THE GROUP; THE PERFORMANCE OF GSAM; THE PROFITABILITY OF GOLDMAN SACHS; AND ANTICIPATED COMPENSATION LEVELS AMONG COMPETITOR FIRMS.

   PORTFOLIO MANAGEMENT TEAMS ARE REWARDED FOR THEIR ABILITY TO OUTPERFORM A BENCHMARK WHILE MANAGING RISK EXPOSURE. AN INDIVIDUAL'S COMPENSATION DEPENDS ON HIS/HER CONTRIBUTION TO THE TEAM AS WELL AS HIS/HER ABILITY TO WORK AS A MEMBER OF THE TEAM.

   THE PORTFOLIO MANAGEMENT TEAM'S PERFORMANCE MEASURES ARE ALIGNED WITH GSAM'S GOALS TO:
   (1) EXCEED BENCHMARK OVER ONE-YEAR AND THREE-YEAR PERIODS; (2) MANAGE PORTFOLIOS WITHIN A DEFINED RANGE AROUND A TARGETED TRACKING ERROR; (3) PERFORM CONSISTENTLY WITH OBJECTIVES AND CLIENT COMMITMENTS; (4) ACHIEVE TOP TIER RANKINGS AND RATINGS; AND (5) MANAGE ALL SIMILARLY MANDATED ACCOUNTS IN A CONSISTENT MANNER.

   PERFORMANCE-RELATED REMUNERATION FOR PORTFOLIO MANAGERS IS SIGNIFICANTLY INFLUENCED BY THE FOLLOWING CRITERIA:(1) OVERALL PORTFOLIO PERFORMANCE AND CONSISTENCY OF PERFORMANCE OVER TIME; (2) CONSISTENCY OF PERFORMANCE ACROSS ACCOUNTS WITH SIMILAR PROFILES; (3) COMPLIANCE WITH RISK BUDGETS; AND (4) COMMUNICATION WITH OTHER PORTFOLIO MANAGERS WITHIN THE RESEARCH PROCESS.

   IN ADDITION, DETAILED PORTFOLIO ATTRIBUTION IS CRITICAL TO THE MEASUREMENT PROCESS.
   THE BENCHMARK FOR THIS FUND IS THE RUSSELL MIDCAP VALUE INDEX.


2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or over $1,000,000. If the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.



/s/Scott A. Carroll                                                     1/9/07
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Scott A. Carroll
[(Printed Name of person signing)]


Portfolio Manager
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                              MID CAP VALUE FUND I
                                 [Name of Fund
                               ] J. KELLY FLYNN
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                      GOLDMAN SACHS ASSET MANAGEMENT L.P.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...    21      13.1 B
                                        -------------------
 *  other pooled investment vehicles:...     2      342 M
                                        -------------------
 *  other accounts:.....................    265     8.7 B
                                        -------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     2      342 M
                                        -------------------
 *  other accounts:.....................     1      102 M
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   CONFLICTS OF INTEREST. THE INVESTMENT ADVISERS' PORTFOLIO MANAGERS ARE OFTEN RESPONSIBLE FOR MANAGING ONE OR MORE OF THE FUNDS AS WELL AS OTHER ACCOUNTS, INCLUDING PROPRIETARY ACCOUNTS, SEPARATE ACCOUNTS AND OTHER POOLED INVESTMENT VEHICLES, SUCH AS UNREGISTERED HEDGE FUNDS. A PORTFOLIO MANAGER MAY MANAGE A SEPARATE ACCOUNT OR OTHER POOLED INVESTMENT VEHICLE WHICH MAY HAVE MATERIALLY HIGHER FEE ARRANGEMENTS THAN THE FUND AND MAY ALSO HAVE A PERFORMANCE-BASED FEE. THE SIDE-BY-SIDE MANAGEMENT OF THESE FUNDS MAY RAISE POTENTIAL CONFLICTS OF INTEREST RELATING TO CROSS TRADING, THE ALLOCATION OF INVESTMENT OPPORTUNITIES AND THE AGGREGATION AND ALLOCATION OF TRADES.

   THE INVESTMENT ADVISERS HAVE A FIDUCIARY RESPONSIBILITY TO MANAGE ALL CLIENT ACCOUNTS IN A FAIR AND EQUITABLE MANNER. THEY SEEK TO PROVIDE BEST EXECUTION OF ALL SECURITIES TRANSACTIONS AND AGGREGATE AND THEN ALLOCATE SECURITIES TO CLIENT ACCOUNTS IN A FAIR AND TIMELY MANNER. TO THIS END, THE INVESTMENT ADVISERS HAVE DEVELOPED POLICIES AND PROCEDURES DESIGNED TO MITIGATE AND MANAGE THE POTENTIAL CONFLICTS OF INTEREST THAT MAY ARISE FROM SIDE-BY-SIDE MANAGEMENT. IN ADDITION, THE INVESTMENT ADVISERS AND THE FUNDS HAVE ADOPTED POLICIES LIMITING THE CIRCUMSTANCES UNDER WHICH CROSS-TRADES MAY BE EFFECTED BETWEEN A FUND AND ANOTHER CLIENT ACCOUNT. THE INVESTMENT ADVISERS CONDUCT PERIODIC REVIEWS OF TRADES FOR CONSISTENCY WITH THESE POLICIES. FOR MORE INFORMATION ABOUT CONFLICTS OF INTERESTS THAT MAY ARISE IN CONNECTION WITH THE PORTFOLIO MANAGER'S MANAGEMENT OF THE FUNDS' INVESTMENTS AND THE INVESTMENTS OF OTHER ACCOUNTS, SEE "POTENTIAL CONFLICTS OF INTEREST - POTENTIAL CONFLICTS RELATING TO THE ALLOCATION OF INVESTMENT OPPORTUNITIES AMONG THE FUNDS AND OTHER GOLDMAN SACHS ACCOUNTS AND POTENTIAL CONFLICTS RELATING TO GOLDMAN SACHS' AND THE INVESTMENT ADVISER'S PROPRIETARY ACTIVITIES AND ACTIVITIES ON BEHALF OF OTHER ACCOUNTS."

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE INVESTMENT ADVISER PROVIDES GENEROUS COMPENSATION PACKAGES FOR ITS INVESTMENT PROFESSIONALS, WHICH ARE COMPRISED OF A BASE SALARY AND A PERFORMANCE BONUS. THE YEAR-END PERFORMANCE BONUS IS A FUNCTION OF EACH PROFESSIONAL'S INDIVIDUAL PERFORMANCE; HIS OR HER CONTRIBUTION TO THE OVERALL PERFORMANCE OF THE GROUP; THE PERFORMANCE OF GSAM; THE PROFITABILITY OF GOLDMAN SACHS; AND ANTICIPATED COMPENSATION LEVELS AMONG COMPETITOR FIRMS.

   PORTFOLIO MANAGEMENT TEAMS ARE REWARDED FOR THEIR ABILITY TO OUTPERFORM A BENCHMARK WHILE MANAGING RISK EXPOSURE. AN INDIVIDUAL'S COMPENSATION DEPENDS ON HIS/HER CONTRIBUTION TO THE TEAM AS WELL AS HIS/HER ABILITY TO WORK AS A MEMBER OF THE TEAM.

   THE PORTFOLIO MANAGEMENT TEAM'S PERFORMANCE MEASURES ARE ALIGNED WITH GSAM'S GOALS TO:
   (1) EXCEED BENCHMARK OVER ONE-YEAR AND THREE-YEAR PERIODS; (2) MANAGE PORTFOLIOS WITHIN A DEFINED RANGE AROUND A TARGETED TRACKING ERROR; (3) PERFORM CONSISTENTLY WITH OBJECTIVES AND CLIENT COMMITMENTS; (4) ACHIEVE TOP TIER RANKINGS AND RATINGS; AND (5) MANAGE ALL SIMILARLY MANDATED ACCOUNTS IN A CONSISTENT MANNER.

   PERFORMANCE-RELATED REMUNERATION FOR PORTFOLIO MANAGERS IS SIGNIFICANTLY INFLUENCED BY THE FOLLOWING CRITERIA:(1) OVERALL PORTFOLIO PERFORMANCE AND CONSISTENCY OF PERFORMANCE OVER TIME; (2) CONSISTENCY OF PERFORMANCE ACROSS ACCOUNTS WITH SIMILAR PROFILES; (3) COMPLIANCE WITH RISK BUDGETS; AND (4) COMMUNICATION WITH OTHER PORTFOLIO MANAGERS WITHIN THE RESEARCH PROCESS.

   IN ADDITION, DETAILED PORTFOLIO ATTRIBUTION IS CRITICAL TO THE MEASUREMENT PROCESS.
   THE BENCHMARK FOR THIS FUND IS THE RUSSELL MIDCAP VALUE INDEX.


2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or over $1,000,000. If the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   $100,001-$500,000




/s/J. K. Flynn                                                          1/9/07
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


John Kelly Flynn
[(Printed Name of person signing)]


JK Flynn
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                              MID CAP VALUE FUND I
                                 [Name of Fund
                               ] SEAN GALLAGHER
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                      GOLDMAN SACHS ASSET MANAGEMENT L.P.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...    21      13.1 B
                                        -------------------
 *  other pooled investment vehicles:...     2      342 M
                                        -------------------
 *  other accounts:.....................    265     8.7 B
                                        -------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     2      342 M
                                        -------------------
 *  other accounts:.....................     1      102 M
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   CONFLICTS OF INTEREST. THE INVESTMENT ADVISERS' PORTFOLIO MANAGERS ARE OFTEN RESPONSIBLE FOR MANAGING ONE OR MORE OF THE FUNDS AS WELL AS OTHER ACCOUNTS, INCLUDING PROPRIETARY ACCOUNTS, SEPARATE ACCOUNTS AND OTHER POOLED INVESTMENT VEHICLES, SUCH AS UNREGISTERED HEDGE FUNDS. A PORTFOLIO MANAGER MAY MANAGE A SEPARATE ACCOUNT OR OTHER POOLED INVESTMENT VEHICLE WHICH MAY HAVE MATERIALLY HIGHER FEE ARRANGEMENTS THAN THE FUND AND MAY ALSO HAVE A PERFORMANCE-BASED FEE. THE SIDE-BY-SIDE MANAGEMENT OF THESE FUNDS MAY RAISE POTENTIAL CONFLICTS OF INTEREST RELATING TO CROSS TRADING, THE ALLOCATION OF INVESTMENT OPPORTUNITIES AND THE AGGREGATION AND ALLOCATION OF TRADES.

   THE INVESTMENT ADVISERS HAVE A FIDUCIARY RESPONSIBILITY TO MANAGE ALL CLIENT ACCOUNTS IN A FAIR AND EQUITABLE MANNER. THEY SEEK TO PROVIDE BEST EXECUTION OF ALL SECURITIES TRANSACTIONS AND AGGREGATE AND THEN ALLOCATE SECURITIES TO CLIENT ACCOUNTS IN A FAIR AND TIMELY MANNER. TO THIS END, THE INVESTMENT ADVISERS HAVE DEVELOPED POLICIES AND PROCEDURES DESIGNED TO MITIGATE AND MANAGE THE POTENTIAL CONFLICTS OF INTEREST THAT MAY ARISE FROM SIDE-BY-SIDE MANAGEMENT. IN ADDITION, THE INVESTMENT ADVISERS AND THE FUNDS HAVE ADOPTED POLICIES LIMITING THE CIRCUMSTANCES UNDER WHICH CROSS-TRADES MAY BE EFFECTED BETWEEN A FUND AND ANOTHER CLIENT ACCOUNT. THE INVESTMENT ADVISERS CONDUCT PERIODIC REVIEWS OF TRADES FOR CONSISTENCY WITH THESE POLICIES. FOR MORE INFORMATION ABOUT CONFLICTS OF INTERESTS THAT MAY ARISE IN CONNECTION WITH THE PORTFOLIO MANAGER'S MANAGEMENT OF THE FUNDS' INVESTMENTS AND THE INVESTMENTS OF OTHER ACCOUNTS, SEE "POTENTIAL CONFLICTS OF INTEREST - POTENTIAL CONFLICTS RELATING TO THE ALLOCATION OF INVESTMENT OPPORTUNITIES AMONG THE FUNDS AND OTHER GOLDMAN SACHS ACCOUNTS AND POTENTIAL CONFLICTS RELATING TO GOLDMAN SACHS' AND THE INVESTMENT ADVISER'S PROPRIETARY ACTIVITIES AND ACTIVITIES ON BEHALF OF OTHER ACCOUNTS."

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE INVESTMENT ADVISER PROVIDES GENEROUS COMPENSATION PACKAGES FOR ITS INVESTMENT PROFESSIONALS, WHICH ARE COMPRISED OF A BASE SALARY AND A PERFORMANCE BONUS. THE YEAR-END PERFORMANCE BONUS IS A FUNCTION OF EACH PROFESSIONAL'S INDIVIDUAL PERFORMANCE; HIS OR HER CONTRIBUTION TO THE OVERALL PERFORMANCE OF THE GROUP; THE PERFORMANCE OF GSAM; THE PROFITABILITY OF GOLDMAN SACHS; AND ANTICIPATED COMPENSATION LEVELS AMONG COMPETITOR FIRMS.

   PORTFOLIO MANAGEMENT TEAMS ARE REWARDED FOR THEIR ABILITY TO OUTPERFORM A BENCHMARK WHILE MANAGING RISK EXPOSURE. AN INDIVIDUAL'S COMPENSATION DEPENDS ON HIS/HER CONTRIBUTION TO THE TEAM AS WELL AS HIS/HER ABILITY TO WORK AS A MEMBER OF THE TEAM.

   THE PORTFOLIO MANAGEMENT TEAM'S PERFORMANCE MEASURES ARE ALIGNED WITH GSAM'S GOALS TO:
   (1) EXCEED BENCHMARK OVER ONE-YEAR AND THREE-YEAR PERIODS; (2) MANAGE PORTFOLIOS WITHIN A DEFINED RANGE AROUND A TARGETED TRACKING ERROR; (3) PERFORM CONSISTENTLY WITH OBJECTIVES AND CLIENT COMMITMENTS; (4) ACHIEVE TOP TIER RANKINGS AND RATINGS; AND (5) MANAGE ALL SIMILARLY MANDATED ACCOUNTS IN A CONSISTENT MANNER.

   PERFORMANCE-RELATED REMUNERATION FOR PORTFOLIO MANAGERS IS SIGNIFICANTLY INFLUENCED BY THE FOLLOWING CRITERIA:(1) OVERALL PORTFOLIO PERFORMANCE AND CONSISTENCY OF PERFORMANCE OVER TIME; (2) CONSISTENCY OF PERFORMANCE ACROSS ACCOUNTS WITH SIMILAR PROFILES; (3) COMPLIANCE WITH RISK BUDGETS; AND (4) COMMUNICATION WITH OTHER PORTFOLIO MANAGERS WITHIN THE RESEARCH PROCESS.

   IN ADDITION, DETAILED PORTFOLIO ATTRIBUTION IS CRITICAL TO THE MEASUREMENT PROCESS.
   THE BENCHMARK FOR THIS FUND IS THE RUSSELL MIDCAP VALUE INDEX.


2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or over $1,000,000. If the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.





/s/Sean Gallagher                                                       1/10/07
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


sean Gallagher
[(Printed Name of person signing)]


Portfolio Manager
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                              MID CAP VALUE FUND I
                                 [Name of Fund
                                ] LISA PARISI
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                      GOLDMAN SACHS ASSET MANAGEMENT L.P.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...    21      13.1 B
                                        -------------------
 *  other pooled investment vehicles:...     2      342 M
                                        -------------------
 *  other accounts:.....................    265     8.7 B
                                        -------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     2      342 M
                                        -------------------
 *  other accounts:.....................     1      102 M
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   CONFLICTS OF INTEREST. THE INVESTMENT ADVISERS' PORTFOLIO MANAGERS ARE OFTEN RESPONSIBLE FOR MANAGING ONE OR MORE OF THE FUNDS AS WELL AS OTHER ACCOUNTS, INCLUDING PROPRIETARY ACCOUNTS, SEPARATE ACCOUNTS AND OTHER POOLED INVESTMENT VEHICLES, SUCH AS UNREGISTERED HEDGE FUNDS. A PORTFOLIO MANAGER MAY MANAGE A SEPARATE ACCOUNT OR OTHER POOLED INVESTMENT VEHICLE WHICH MAY HAVE MATERIALLY HIGHER FEE ARRANGEMENTS THAN THE FUND AND MAY ALSO HAVE A PERFORMANCE-BASED FEE. THE SIDE-BY-SIDE MANAGEMENT OF THESE FUNDS MAY RAISE POTENTIAL CONFLICTS OF INTEREST RELATING TO CROSS TRADING, THE ALLOCATION OF INVESTMENT OPPORTUNITIES AND THE AGGREGATION AND ALLOCATION OF TRADES.

   THE INVESTMENT ADVISERS HAVE A FIDUCIARY RESPONSIBILITY TO MANAGE ALL CLIENT ACCOUNTS IN A FAIR AND EQUITABLE MANNER. THEY SEEK TO PROVIDE BEST EXECUTION OF ALL SECURITIES TRANSACTIONS AND AGGREGATE AND THEN ALLOCATE SECURITIES TO CLIENT ACCOUNTS IN A FAIR AND TIMELY MANNER. TO THIS END, THE INVESTMENT ADVISERS HAVE DEVELOPED POLICIES AND PROCEDURES DESIGNED TO MITIGATE AND MANAGE THE POTENTIAL CONFLICTS OF INTEREST THAT MAY ARISE FROM SIDE-BY-SIDE MANAGEMENT. IN ADDITION, THE INVESTMENT ADVISERS AND THE FUNDS HAVE ADOPTED POLICIES LIMITING THE CIRCUMSTANCES UNDER WHICH CROSS-TRADES MAY BE EFFECTED BETWEEN A FUND AND ANOTHER CLIENT ACCOUNT. THE INVESTMENT ADVISERS CONDUCT PERIODIC REVIEWS OF TRADES FOR CONSISTENCY WITH THESE POLICIES. FOR MORE INFORMATION ABOUT CONFLICTS OF INTERESTS THAT MAY ARISE IN CONNECTION WITH THE PORTFOLIO MANAGER'S MANAGEMENT OF THE FUNDS' INVESTMENTS AND THE INVESTMENTS OF OTHER ACCOUNTS, SEE "POTENTIAL CONFLICTS OF INTEREST - POTENTIAL CONFLICTS RELATING TO THE ALLOCATION OF INVESTMENT OPPORTUNITIES AMONG THE FUNDS AND OTHER GOLDMAN SACHS ACCOUNTS AND POTENTIAL CONFLICTS RELATING TO GOLDMAN SACHS' AND THE INVESTMENT ADVISER'S PROPRIETARY ACTIVITIES AND ACTIVITIES ON BEHALF OF OTHER ACCOUNTS."

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE INVESTMENT ADVISER PROVIDES GENEROUS COMPENSATION PACKAGES FOR ITS INVESTMENT PROFESSIONALS, WHICH ARE COMPRISED OF A BASE SALARY AND A PERFORMANCE BONUS. THE YEAR-END PERFORMANCE BONUS IS A FUNCTION OF EACH PROFESSIONAL'S INDIVIDUAL PERFORMANCE; HIS OR HER CONTRIBUTION TO THE OVERALL PERFORMANCE OF THE GROUP; THE PERFORMANCE OF GSAM; THE PROFITABILITY OF GOLDMAN SACHS; AND ANTICIPATED COMPENSATION LEVELS AMONG COMPETITOR FIRMS.

   PORTFOLIO MANAGEMENT TEAMS ARE REWARDED FOR THEIR ABILITY TO OUTPERFORM A BENCHMARK WHILE MANAGING RISK EXPOSURE. AN INDIVIDUAL'S COMPENSATION DEPENDS ON HIS/HER CONTRIBUTION TO THE TEAM AS WELL AS HIS/HER ABILITY TO WORK AS A MEMBER OF THE TEAM.

   THE PORTFOLIO MANAGEMENT TEAM'S PERFORMANCE MEASURES ARE ALIGNED WITH GSAM'S GOALS TO:
   (1) EXCEED BENCHMARK OVER ONE-YEAR AND THREE-YEAR PERIODS; (2) MANAGE PORTFOLIOS WITHIN A DEFINED RANGE AROUND A TARGETED TRACKING ERROR; (3) PERFORM CONSISTENTLY WITH OBJECTIVES AND CLIENT COMMITMENTS; (4) ACHIEVE TOP TIER RANKINGS AND RATINGS; AND (5) MANAGE ALL SIMILARLY MANDATED ACCOUNTS IN A CONSISTENT MANNER.

   PERFORMANCE-RELATED REMUNERATION FOR PORTFOLIO MANAGERS IS SIGNIFICANTLY INFLUENCED BY THE FOLLOWING CRITERIA:(1) OVERALL PORTFOLIO PERFORMANCE AND CONSISTENCY OF PERFORMANCE OVER TIME; (2) CONSISTENCY OF PERFORMANCE ACROSS ACCOUNTS WITH SIMILAR PROFILES; (3) COMPLIANCE WITH RISK BUDGETS; AND (4) COMMUNICATION WITH OTHER PORTFOLIO MANAGERS WITHIN THE RESEARCH PROCESS.

   IN ADDITION, DETAILED PORTFOLIO ATTRIBUTION IS CRITICAL TO THE MEASUREMENT PROCESS.
   THE BENCHMARK FOR THIS FUND IS THE RUSSELL MIDCAP VALUE INDEX.


2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or over $1,000,000. If the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.




/s/Lisa L. Parisi                                                     1/9/07
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Lisa L. Parisi
[(Printed Name of person signing)]


Managing Director
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                              MID CAP VALUE FUND I
                                 [Name of Fund
                               ] EDWARD PERKIN
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                      GOLDMAN SACHS ASSET MANAGEMENT L.P.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...    21      13.1 B
                                        -------------------
 *  other pooled investment vehicles:...     2      342 M
                                        -------------------
 *  other accounts:.....................    265     8.7 B
                                        -------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     2      342 M
                                        -------------------
 *  other accounts:.....................     1      102 M
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   CONFLICTS OF INTEREST. THE INVESTMENT ADVISERS' PORTFOLIO MANAGERS ARE OFTEN RESPONSIBLE FOR MANAGING ONE OR MORE OF THE FUNDS AS WELL AS OTHER ACCOUNTS, INCLUDING PROPRIETARY ACCOUNTS, SEPARATE ACCOUNTS AND OTHER POOLED INVESTMENT VEHICLES, SUCH AS UNREGISTERED HEDGE FUNDS. A PORTFOLIO MANAGER MAY MANAGE A SEPARATE ACCOUNT OR OTHER POOLED INVESTMENT VEHICLE WHICH MAY HAVE MATERIALLY HIGHER FEE ARRANGEMENTS THAN THE FUND AND MAY ALSO HAVE A PERFORMANCE-BASED FEE. THE SIDE-BY-SIDE MANAGEMENT OF THESE FUNDS MAY RAISE POTENTIAL CONFLICTS OF INTEREST RELATING TO CROSS TRADING, THE ALLOCATION OF INVESTMENT OPPORTUNITIES AND THE AGGREGATION AND ALLOCATION OF TRADES.

   THE INVESTMENT ADVISERS HAVE A FIDUCIARY RESPONSIBILITY TO MANAGE ALL CLIENT ACCOUNTS IN A FAIR AND EQUITABLE MANNER. THEY SEEK TO PROVIDE BEST EXECUTION OF ALL SECURITIES TRANSACTIONS AND AGGREGATE AND THEN ALLOCATE SECURITIES TO CLIENT ACCOUNTS IN A FAIR AND TIMELY MANNER. TO THIS END, THE INVESTMENT ADVISERS HAVE DEVELOPED POLICIES AND PROCEDURES DESIGNED TO MITIGATE AND MANAGE THE POTENTIAL CONFLICTS OF INTEREST THAT MAY ARISE FROM SIDE-BY-SIDE MANAGEMENT. IN ADDITION, THE INVESTMENT ADVISERS AND THE FUNDS HAVE ADOPTED POLICIES LIMITING THE CIRCUMSTANCES UNDER WHICH CROSS-TRADES MAY BE EFFECTED BETWEEN A FUND AND ANOTHER CLIENT ACCOUNT. THE INVESTMENT ADVISERS CONDUCT PERIODIC REVIEWS OF TRADES FOR CONSISTENCY WITH THESE POLICIES. FOR MORE INFORMATION ABOUT CONFLICTS OF INTERESTS THAT MAY ARISE IN CONNECTION WITH THE PORTFOLIO MANAGER'S MANAGEMENT OF THE FUNDS' INVESTMENTS AND THE INVESTMENTS OF OTHER ACCOUNTS, SEE "POTENTIAL CONFLICTS OF INTEREST - POTENTIAL CONFLICTS RELATING TO THE ALLOCATION OF INVESTMENT OPPORTUNITIES AMONG THE FUNDS AND OTHER GOLDMAN SACHS ACCOUNTS AND POTENTIAL CONFLICTS RELATING TO GOLDMAN SACHS' AND THE INVESTMENT ADVISER'S PROPRIETARY ACTIVITIES AND ACTIVITIES ON BEHALF OF OTHER ACCOUNTS."

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE INVESTMENT ADVISER PROVIDES GENEROUS COMPENSATION PACKAGES FOR ITS INVESTMENT PROFESSIONALS, WHICH ARE COMPRISED OF A BASE SALARY AND A PERFORMANCE BONUS. THE YEAR-END PERFORMANCE BONUS IS A FUNCTION OF EACH PROFESSIONAL'S INDIVIDUAL PERFORMANCE; HIS OR HER CONTRIBUTION TO THE OVERALL PERFORMANCE OF THE GROUP; THE PERFORMANCE OF GSAM; THE PROFITABILITY OF GOLDMAN SACHS; AND ANTICIPATED COMPENSATION LEVELS AMONG COMPETITOR FIRMS.

   PORTFOLIO MANAGEMENT TEAMS ARE REWARDED FOR THEIR ABILITY TO OUTPERFORM A BENCHMARK WHILE MANAGING RISK EXPOSURE. AN INDIVIDUAL'S COMPENSATION DEPENDS ON HIS/HER CONTRIBUTION TO THE TEAM AS WELL AS HIS/HER ABILITY TO WORK AS A MEMBER OF THE TEAM.

   THE PORTFOLIO MANAGEMENT TEAM'S PERFORMANCE MEASURES ARE ALIGNED WITH GSAM'S GOALS TO:
   (1) EXCEED BENCHMARK OVER ONE-YEAR AND THREE-YEAR PERIODS; (2) MANAGE PORTFOLIOS WITHIN A DEFINED RANGE AROUND A TARGETED TRACKING ERROR; (3) PERFORM CONSISTENTLY WITH OBJECTIVES AND CLIENT COMMITMENTS; (4) ACHIEVE TOP TIER RANKINGS AND RATINGS; AND (5) MANAGE ALL SIMILARLY MANDATED ACCOUNTS IN A CONSISTENT MANNER.

   PERFORMANCE-RELATED REMUNERATION FOR PORTFOLIO MANAGERS IS SIGNIFICANTLY INFLUENCED BY THE FOLLOWING CRITERIA:(1) OVERALL PORTFOLIO PERFORMANCE AND CONSISTENCY OF PERFORMANCE OVER TIME; (2) CONSISTENCY OF PERFORMANCE ACROSS ACCOUNTS WITH SIMILAR PROFILES; (3) COMPLIANCE WITH RISK BUDGETS; AND (4) COMMUNICATION WITH OTHER PORTFOLIO MANAGERS WITHIN THE RESEARCH PROCESS.

   IN ADDITION, DETAILED PORTFOLIO ATTRIBUTION IS CRITICAL TO THE MEASUREMENT PROCESS.
   THE BENCHMARK FOR THIS FUND IS THE RUSSELL MIDCAP VALUE INDEX.


2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or over $1,000,000. If the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.



/s/Edward J. Perkin                                                 1/9/07
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Edward J. Perkin
[(Printed Name of person signing)]


Portfolio Manager/Vice President
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                              MID CAP VALUE FUND I
                                 [Name of Fund
                              ] SALLY POPE DAVIS
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                      GOLDMAN SACHS ASSET MANAGEMENT L.P.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...    21      13.1 B
                                        -------------------
 *  other pooled investment vehicles:...     2      342 M
                                        -------------------
 *  other accounts:.....................    265     8.7 B
                                        -------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     2      342 M
                                        -------------------
 *  other accounts:.....................     1      102 M
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   CONFLICTS OF INTEREST. THE INVESTMENT ADVISERS' PORTFOLIO MANAGERS ARE OFTEN RESPONSIBLE FOR MANAGING ONE OR MORE OF THE FUNDS AS WELL AS OTHER ACCOUNTS, INCLUDING PROPRIETARY ACCOUNTS, SEPARATE ACCOUNTS AND OTHER POOLED INVESTMENT VEHICLES, SUCH AS UNREGISTERED HEDGE FUNDS. A PORTFOLIO MANAGER MAY MANAGE A SEPARATE ACCOUNT OR OTHER POOLED INVESTMENT VEHICLE WHICH MAY HAVE MATERIALLY HIGHER FEE ARRANGEMENTS THAN THE FUND AND MAY ALSO HAVE A PERFORMANCE-BASED FEE. THE SIDE-BY-SIDE MANAGEMENT OF THESE FUNDS MAY RAISE POTENTIAL CONFLICTS OF INTEREST RELATING TO CROSS TRADING, THE ALLOCATION OF INVESTMENT OPPORTUNITIES AND THE AGGREGATION AND ALLOCATION OF TRADES.

   THE INVESTMENT ADVISERS HAVE A FIDUCIARY RESPONSIBILITY TO MANAGE ALL CLIENT ACCOUNTS IN A FAIR AND EQUITABLE MANNER. THEY SEEK TO PROVIDE BEST EXECUTION OF ALL SECURITIES TRANSACTIONS AND AGGREGATE AND THEN ALLOCATE SECURITIES TO CLIENT ACCOUNTS IN A FAIR AND TIMELY MANNER. TO THIS END, THE INVESTMENT ADVISERS HAVE DEVELOPED POLICIES AND PROCEDURES DESIGNED TO MITIGATE AND MANAGE THE POTENTIAL CONFLICTS OF INTEREST THAT MAY ARISE FROM SIDE-BY-SIDE MANAGEMENT. IN ADDITION, THE INVESTMENT ADVISERS AND THE FUNDS HAVE ADOPTED POLICIES LIMITING THE CIRCUMSTANCES UNDER WHICH CROSS-TRADES MAY BE EFFECTED BETWEEN A FUND AND ANOTHER CLIENT ACCOUNT. THE INVESTMENT ADVISERS CONDUCT PERIODIC REVIEWS OF TRADES FOR CONSISTENCY WITH THESE POLICIES. FOR MORE INFORMATION ABOUT CONFLICTS OF INTERESTS THAT MAY ARISE IN CONNECTION WITH THE PORTFOLIO MANAGER'S MANAGEMENT OF THE FUNDS' INVESTMENTS AND THE INVESTMENTS OF OTHER ACCOUNTS, SEE "POTENTIAL CONFLICTS OF INTEREST - POTENTIAL CONFLICTS RELATING TO THE ALLOCATION OF INVESTMENT OPPORTUNITIES AMONG THE FUNDS AND OTHER GOLDMAN SACHS ACCOUNTS AND POTENTIAL CONFLICTS RELATING TO GOLDMAN SACHS' AND THE INVESTMENT ADVISER'S PROPRIETARY ACTIVITIES AND ACTIVITIES ON BEHALF OF OTHER ACCOUNTS."

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE INVESTMENT ADVISER PROVIDES GENEROUS COMPENSATION PACKAGES FOR ITS INVESTMENT PROFESSIONALS, WHICH ARE COMPRISED OF A BASE SALARY AND A PERFORMANCE BONUS. THE YEAR-END PERFORMANCE BONUS IS A FUNCTION OF EACH PROFESSIONAL'S INDIVIDUAL PERFORMANCE; HIS OR HER CONTRIBUTION TO THE OVERALL PERFORMANCE OF THE GROUP; THE PERFORMANCE OF GSAM; THE PROFITABILITY OF GOLDMAN SACHS; AND ANTICIPATED COMPENSATION LEVELS AMONG COMPETITOR FIRMS.

   PORTFOLIO MANAGEMENT TEAMS ARE REWARDED FOR THEIR ABILITY TO OUTPERFORM A BENCHMARK WHILE MANAGING RISK EXPOSURE. AN INDIVIDUAL'S COMPENSATION DEPENDS ON HIS/HER CONTRIBUTION TO THE TEAM AS WELL AS HIS/HER ABILITY TO WORK AS A MEMBER OF THE TEAM.

   THE PORTFOLIO MANAGEMENT TEAM'S PERFORMANCE MEASURES ARE ALIGNED WITH GSAM'S GOALS TO:
   (1) EXCEED BENCHMARK OVER ONE-YEAR AND THREE-YEAR PERIODS; (2) MANAGE PORTFOLIOS WITHIN A DEFINED RANGE AROUND A TARGETED TRACKING ERROR; (3) PERFORM CONSISTENTLY WITH OBJECTIVES AND CLIENT COMMITMENTS; (4) ACHIEVE TOP TIER RANKINGS AND RATINGS; AND (5) MANAGE ALL SIMILARLY MANDATED ACCOUNTS IN A CONSISTENT MANNER.

   PERFORMANCE-RELATED REMUNERATION FOR PORTFOLIO MANAGERS IS SIGNIFICANTLY INFLUENCED BY THE FOLLOWING CRITERIA:(1) OVERALL PORTFOLIO PERFORMANCE AND CONSISTENCY OF PERFORMANCE OVER TIME; (2) CONSISTENCY OF PERFORMANCE ACROSS ACCOUNTS WITH SIMILAR PROFILES; (3) COMPLIANCE WITH RISK BUDGETS; AND (4) COMMUNICATION WITH OTHER PORTFOLIO MANAGERS WITHIN THE RESEARCH PROCESS.

   IN ADDITION, DETAILED PORTFOLIO ATTRIBUTION IS CRITICAL TO THE MEASUREMENT PROCESS.
   THE BENCHMARK FOR THIS FUND IS THE RUSSELL MIDCAP VALUE INDEX.


2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or over $1,000,000. If the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.




/s/Sally Pope Davis                                                   1/9/07
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Sally Pope Davis
[(Printed Name of person signing)]


Vice President/Portfolio Manager
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                              MID CAP VALUE FUND I
                                 [Name of Fund
                               ] EILEEN ROMINGER
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                      GOLDMAN SACHS ASSET MANAGEMENT L.P.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...    21      13.1 B
                                        -------------------
 *  other pooled investment vehicles:...     2      342 M
                                        -------------------
 *  other accounts:.....................    265     8.7 B
                                        -------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     2      342 M
                                        -------------------
 *  other accounts:.....................     1      102 M
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   CONFLICTS OF INTEREST. THE INVESTMENT ADVISERS' PORTFOLIO MANAGERS ARE OFTEN RESPONSIBLE FOR MANAGING ONE OR MORE OF THE FUNDS AS WELL AS OTHER ACCOUNTS, INCLUDING PROPRIETARY ACCOUNTS, SEPARATE ACCOUNTS AND OTHER POOLED INVESTMENT VEHICLES, SUCH AS UNREGISTERED HEDGE FUNDS. A PORTFOLIO MANAGER MAY MANAGE A SEPARATE ACCOUNT OR OTHER POOLED INVESTMENT VEHICLE WHICH MAY HAVE MATERIALLY HIGHER FEE ARRANGEMENTS THAN THE FUND AND MAY ALSO HAVE A PERFORMANCE-BASED FEE. THE SIDE-BY-SIDE MANAGEMENT OF THESE FUNDS MAY RAISE POTENTIAL CONFLICTS OF INTEREST RELATING TO CROSS TRADING, THE ALLOCATION OF INVESTMENT OPPORTUNITIES AND THE AGGREGATION AND ALLOCATION OF TRADES.

   THE INVESTMENT ADVISERS HAVE A FIDUCIARY RESPONSIBILITY TO MANAGE ALL CLIENT ACCOUNTS IN A FAIR AND EQUITABLE MANNER. THEY SEEK TO PROVIDE BEST EXECUTION OF ALL SECURITIES TRANSACTIONS AND AGGREGATE AND THEN ALLOCATE SECURITIES TO CLIENT ACCOUNTS IN A FAIR AND TIMELY MANNER. TO THIS END, THE INVESTMENT ADVISERS HAVE DEVELOPED POLICIES AND PROCEDURES DESIGNED TO MITIGATE AND MANAGE THE POTENTIAL CONFLICTS OF INTEREST THAT MAY ARISE FROM SIDE-BY-SIDE MANAGEMENT. IN ADDITION, THE INVESTMENT ADVISERS AND THE FUNDS HAVE ADOPTED POLICIES LIMITING THE CIRCUMSTANCES UNDER WHICH CROSS-TRADES MAY BE EFFECTED BETWEEN A FUND AND ANOTHER CLIENT ACCOUNT. THE INVESTMENT ADVISERS CONDUCT PERIODIC REVIEWS OF TRADES FOR CONSISTENCY WITH THESE POLICIES. FOR MORE INFORMATION ABOUT CONFLICTS OF INTERESTS THAT MAY ARISE IN CONNECTION WITH THE PORTFOLIO MANAGER'S MANAGEMENT OF THE FUNDS' INVESTMENTS AND THE INVESTMENTS OF OTHER ACCOUNTS, SEE "POTENTIAL CONFLICTS OF INTEREST - POTENTIAL CONFLICTS RELATING TO THE ALLOCATION OF INVESTMENT OPPORTUNITIES AMONG THE FUNDS AND OTHER GOLDMAN SACHS ACCOUNTS AND POTENTIAL CONFLICTS RELATING TO GOLDMAN SACHS' AND THE INVESTMENT ADVISER'S PROPRIETARY ACTIVITIES AND ACTIVITIES ON BEHALF OF OTHER ACCOUNTS."

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE INVESTMENT ADVISER PROVIDES GENEROUS COMPENSATION PACKAGES FOR ITS INVESTMENT PROFESSIONALS, WHICH ARE COMPRISED OF A BASE SALARY AND A PERFORMANCE BONUS. THE YEAR-END PERFORMANCE BONUS IS A FUNCTION OF EACH PROFESSIONAL'S INDIVIDUAL PERFORMANCE; HIS OR HER CONTRIBUTION TO THE OVERALL PERFORMANCE OF THE GROUP; THE PERFORMANCE OF GSAM; THE PROFITABILITY OF GOLDMAN SACHS; AND ANTICIPATED COMPENSATION LEVELS AMONG COMPETITOR FIRMS.

   PORTFOLIO MANAGEMENT TEAMS ARE REWARDED FOR THEIR ABILITY TO OUTPERFORM A BENCHMARK WHILE MANAGING RISK EXPOSURE. AN INDIVIDUAL'S COMPENSATION DEPENDS ON HIS/HER CONTRIBUTION TO THE TEAM AS WELL AS HIS/HER ABILITY TO WORK AS A MEMBER OF THE TEAM.

   THE PORTFOLIO MANAGEMENT TEAM'S PERFORMANCE MEASURES ARE ALIGNED WITH GSAM'S GOALS TO:
   (1) EXCEED BENCHMARK OVER ONE-YEAR AND THREE-YEAR PERIODS; (2) MANAGE PORTFOLIOS WITHIN A DEFINED RANGE AROUND A TARGETED TRACKING ERROR; (3) PERFORM CONSISTENTLY WITH OBJECTIVES AND CLIENT COMMITMENTS; (4) ACHIEVE TOP TIER RANKINGS AND RATINGS; AND (5) MANAGE ALL SIMILARLY MANDATED ACCOUNTS IN A CONSISTENT MANNER.

   PERFORMANCE-RELATED REMUNERATION FOR PORTFOLIO MANAGERS IS SIGNIFICANTLY INFLUENCED BY THE FOLLOWING CRITERIA:(1) OVERALL PORTFOLIO PERFORMANCE AND CONSISTENCY OF PERFORMANCE OVER TIME; (2) CONSISTENCY OF PERFORMANCE ACROSS ACCOUNTS WITH SIMILAR PROFILES; (3) COMPLIANCE WITH RISK BUDGETS; AND (4) COMMUNICATION WITH OTHER PORTFOLIO MANAGERS WITHIN THE RESEARCH PROCESS.

   IN ADDITION, DETAILED PORTFOLIO ATTRIBUTION IS CRITICAL TO THE MEASUREMENT PROCESS.
   THE BENCHMARK FOR THIS FUND IS THE RUSSELL MIDCAP VALUE INDEX.


2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or over $1,000,000. If the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.



/s/Eileen Rominger                                                     12/13/06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Eileen Rominger
[(Printed Name of person signing)]


Chief Investment Officer
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


          PRINCIPAL INVESTORS FUND, INC. - PARTNERS MIDCAP VALUE FUND
                                 [Name of Fund
                                ]BRUCE I. JACOBS
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                      JACOBS LEVY EQUITY MANAGEMENT, INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

BRUCE JACOBS AND KEN LEVY ARE JOINTLY RESPONSIBLE FOR THE LEADERSHIP OF THE JACOBS LEVY INVESTMENT STRATEGIES AND THE MANAGEMENT OF ALL CLIENT PORTFOLIOS.

Please provide the following information as of October 31, 2006 (the fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts  managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF       TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...   *****         *****
                                        ----------------------------
 *  other pooled investment vehicles:...   *****         *****
                                        ----------------------------
 *  other accounts*:....................    112     $23,933,627,031
                                        ----------------------------

      *Jacobs Levy manages only separate accounts. We do not manage our own registered investment companies or other pooled investment vehicles, and sub-advise funds only for Principal Financial Group and one other client as separate accounts in a multi-manager format.

      or each of the categories, the number of accounts and the  total assets in
      the  accounts  with  respect  to  which   advisory  fee  is  based on  the
      performance of the account

                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...   *****        *****
                                        ---------------------------
 *  other pooled investment vehicles:...   *****        *****
                                        ---------------------------
 *  other accounts:.....................    22      $4,169,535,194
                                        ---------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.






   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

   TRADE ALLOCATION AMONG ACCOUNTS IS A POTENTIAL CONFLICT OF INTEREST. OUR PORTFOLIO OPTIMIZER GENERATES OUR TRADE PROGRAMS. TRADERS DO NOT HAVE DISCRETION TO ADD SECURITIES OR ACCOUNTS TO THE TRADE PROGRAM. THE FULL ALLOCATION FOR ALL ACCOUNTS ACROSS ALL STRATEGIES IS DETERMINED PRIOR TO PLACING THE ORDER. IN THE EVENT THE ORDER IS ONLY PARTIALLY COMPLETED, A DAILY ALLOCATION IS DONE ON A FAIR BASIS, EITHER PRO RATA OR RANDOM, AT THE AVERAGE PRICE FOR THE DAY. ALLOCATION BY ACCOUNT OF ACTUAL SHARES TRADED IS PROVIDED TO THE BROKER AT THE END OF THE DAY'S TRADING. THIS PROCEDURE TREATS ALL PARTICIPATING ACCOUNTS ACROSS ALL STRATEGIES EQUITABLY WITH RESPECT TO THE EXECUTED TRADE. EXTERNAL LEGAL COUNSEL HAS REVIEWED OUR TRADE ALLOCATION PROCEDURES, WHICH ARE ALSO STATED IN OUR FORM ADV, AND CONCUR THAT THESE PROCEDURES ADEQUATELY ADDRESS THE POTENTIAL CONFLICT OF INTEREST ISSUE. OUR TRADE ALLOCATION PROCEDURES ARE ALSO REVIEWED AND TESTED ANNUALLY BY ERNST & YOUNG, OUR INDEPENDENT ACCOUNTANTS, AS PART OF THEIR SAS 70 EXAMINATION OF OUR OPERATING PROCEDURES AND INTERNAL CONTROLS.


1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE TWO PRINCIPALS/PORTFOLIO MANAGERS ARE OWNERS OF THE FIRM. THEIR COMPENSATION IS PRIMARILY THROUGH THEIR EQUITY SHARE OF THE FIRM'S OPERATING AND FINANCIAL SUCCESS, WHICH IS DETERMINED IN LARGE PART BY THE PERFORMANCE OF OUR STRATEGIES.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000;  or  over  $1,000,000.  If  the  Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   THE PORTFOLIO MANAGER HELD NO SECURITIES IN THE FUND.






/s/Peter A. Rudolph                                                  12/06/06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Peter A. Rudolph
[(Printed Name of person signing)]


Chief Financial Officer/Chief Compliance Officer
                 [(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE





          PRINCIPAL INVESTORS FUND, INC. - PARTNERS MIDCAP VALUE FUND
                                 [Name of Fund
                                ]KENNETH N. LEVY
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                      JACOBS LEVY EQUITY MANAGEMENT, INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

BRUCE JACOBS AND KEN LEVY ARE JOINTLY RESPONSIBLE FOR THE LEADERSHIP OF THE JACOBS LEVY INVESTMENT STRATEGIES AND THE MANAGEMENT OF ALL CLIENT PORTFOLIOS.

Please provide the following information as of October 31, 2006 (the fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts  managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF       TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...   *****         *****
                                        ----------------------------
 *  other pooled investment vehicles:...   *****         *****
                                        ----------------------------
 *  other accounts*:....................    112     $23,933,627,031
                                        ----------------------------

      *Jacobs Levy manages only separate accounts. We do not manage our own registered investment companies or other pooled investment vehicles, and sub-advise funds only for Principal Financial Group and one other client as separate accounts in a multi-manager format.

      or each of the categories, the number of accounts and the  total assets in
      the  accounts  with  respect  to  which   advisory  fee  is  based on  the
      performance of the account

                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...   *****        *****
                                        ---------------------------
 *  other pooled investment vehicles:...   *****        *****
                                        ---------------------------
 *  other accounts:.....................    22      $4,169,535,194
                                        ---------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.




   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

   TRADE ALLOCATION AMONG ACCOUNTS IS A POTENTIAL CONFLICT OF INTEREST. OUR PORTFOLIO OPTIMIZER GENERATES OUR TRADE PROGRAMS. TRADERS DO NOT HAVE DISCRETION TO ADD SECURITIES OR ACCOUNTS TO THE TRADE PROGRAM. THE FULL ALLOCATION FOR ALL ACCOUNTS ACROSS ALL STRATEGIES IS DETERMINED PRIOR TO PLACING THE ORDER. IN THE EVENT THE ORDER IS ONLY PARTIALLY COMPLETED, A DAILY ALLOCATION IS DONE ON A FAIR BASIS, EITHER PRO RATA OR RANDOM, AT THE AVERAGE PRICE FOR THE DAY. ALLOCATION BY ACCOUNT OF ACTUAL SHARES TRADED IS PROVIDED TO THE BROKER AT THE END OF THE DAY'S TRADING. THIS PROCEDURE TREATS ALL PARTICIPATING ACCOUNTS ACROSS ALL STRATEGIES EQUITABLY WITH RESPECT TO THE EXECUTED TRADE. EXTERNAL LEGAL COUNSEL HAS REVIEWED OUR TRADE ALLOCATION PROCEDURES, WHICH ARE ALSO STATED IN OUR FORM ADV, AND CONCUR THAT THESE PROCEDURES ADEQUATELY ADDRESS THE POTENTIAL CONFLICT OF INTEREST ISSUE. OUR TRADE ALLOCATION PROCEDURES ARE ALSO REVIEWED AND TESTED ANNUALLY BY ERNST & YOUNG, OUR INDEPENDENT ACCOUNTANTS, AS PART OF THEIR SAS 70 EXAMINATION OF OUR OPERATING PROCEDURES AND INTERNAL CONTROLS.


1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE TWO PRINCIPALS/PORTFOLIO MANAGERS ARE OWNERS OF THE FIRM. THEIR COMPENSATION IS PRIMARILY THROUGH THEIR EQUITY SHARE OF THE FIRM'S OPERATING AND FINANCIAL SUCCESS, WHICH IS DETERMINED IN LARGE PART BY THE PERFORMANCE OF OUR STRATEGIES.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000;  or  over  $1,000,000.  If  the  Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   THE PORTFOLIO MANAGER HELD NO SECURITIES IN THE FUND.






/s/Peter A. Rudolph                                                   12/06/06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Peter A. Rudolph
[(Printed Name of person signing)]


Chief Financial Officer/Chief Compliance Officer
[(Title of person signing)]

           PRINCIPAL INVESTORS FUND, INC. PARTNERS GLOBAL EQUITY FUND
                       INFORMATION AS OF OCTOBER 31, 2006

                                   Principal Investors Fund, Inc. Partners Global Equity ("Fund")
                                        J.P. Morgan Investment Management Inc.  ("Adviser")
(a)(1) Identify portfolio    (a)(2) For each person identified in column (a)(1), (a)(3) For each of the categories in column (a)(2),
manager(s) of the Adviser to provide number of other accounts managed by the     provide number of accounts and the total assets in
be named in the Fund         person within each category below and the total     the accounts with respect to which the advisory fee
prospectus                   assets in the accounts managed within each category is based on the performance of the account below
                             Registered        Other Pooled        Other         Registered          Other Pooled    Other Accounts
                             Investment        Investment          Accounts      Investment          Investment
                             Companies         Vehicles                          Companies           Vehicles
                             Number   Total    Number   Total      Number   Total    Number   Total  Number   Total  Number   Total
                             of       Assets   of       Assets(mm) of       Assets   of       Assets of       Assets of       Assets
                             Accounts (mm)     Accounts            Accounts (mm)     Accounts        Accounts        Accounts
Matthew Beesley              0        0.00     11       3,793.00   22       8,233.50 N/A      N/A    N/A      N/A    N/A      N/A
Edward Walker                0        0.00     11       3,793.00   22       8,233.50 N/A      N/A    N/A      N/A    N/A      N/A
Howard Williams              2        1,828.00 11       3,793.00   22       8,233.50 N/A      N/A    N/A      N/A    N/A      N/A

1.Potential Conflicts

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)'s and its affiliates clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan's or its affiliate's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts it manages to participate in an offering to increase JP Morgan's or its affiliates' overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. It should be recognized that such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account's objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients, JP Morgan and its affiliates have have policies and procedures designed to manage the conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan's Codes of Ethics and JPMC's Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempts to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.


(b) Portfolio Manager Compensation

J.P. Morgan Investment Management Inc. (JP Morgan)'s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JP Morgan's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these deferred amounts vest, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.


 (c) Ownership of Securities

Portfolio Manager None $1-$10,000 $10,001-$50,000 $50,001-$100,000 $100,001-$500,000 $500,001 - over
                                                                                     $1,000,000 $1,000,000
Matthew Beesley        N/A        N/A             N/A              N/A               N/A        N/A
Edward Walker          N/A        N/A             N/A              N/A               N/A        N/A
Howard Williams        N/A        N/A             N/A              N/A               N/A        N/A




             PRINCIPAL INVESTORS FUND, INC. SMALL CAP VALUE I FUND
                       INFORMATION AS OF OCTOBER 31, 2006

                                  Principal Investors Fund, Inc. Small Cap Value  I Fund ("Fund")
                                        J.P. Morgan Investment Management Inc.  ("Adviser")
(a)(1) Identify portfolio     (a)(2) For each person identified in column        (a)(3) For each of the categories in column (a)(2),
manager(s) of the Adviser to  (a)(1), provide number of other accounts managed   provide number of accounts and the total assets in
be named in the Fund          by the person within each category below and the   the accounts with respect to which the advisory fee
prospectus                    total assets in the accounts managed within each   is based on the performance of the account
                              category below
                              Registered        Other Pooled        Other        Registered          Other Pooled    Other Accounts
                              Investment        Investment          Accounts     Investment          Investment
                              Companies         Vehicles                         Companies           Vehicles
                              Number   Total    Number   Total      Number   Total   Number   Total  Number   Total  Number   Total
                              of       Assets   of       Assets(mm) of       Assets  of       Assets of       Assets of       Assets
                              Accounts (mm)     Accounts            Accounts (mm)    Accounts        Accounts        Accounts
Dennis Ruhl                   14       3,927.00 8        912.00     8        464.00  N/A      N/A    N/A      N/A    N/A      N/A
Christoher Blum               14       3,927.00 8        912.00     8        464.00  N/A      N/A    N/A      N/A    N/A      N/A

1.Potential Conflicts

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)'s and its affiliates clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan's or its affiliate's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts it manages to participate in an offering to increase JP Morgan's or its affiliates' overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. It should be recognized that such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account's objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients, JP Morgan and its affiliates have have policies and procedures designed to manage the conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan's Codes of Ethics and JPMC's Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempts to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.


(b) Portfolio Manager Compensation

J.P. Morgan Investment Management Inc. (JP Morgan)'s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JP Morgan's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these deferred amounts vest, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.


 (c) Ownership of Securities

Portfolio Manager None $1-$10,000 $10,001-$50,000 $50,001-$100,000 $100,001-$500,000 $500,001 - over
                                                                                     $1,000,000 $1,000,000
Christopher Blum       N/A        N/A             N/A              N/A               N/A        N/A
Dennis Ruhl            N/A        N/A             N/A              N/A               N/A        N/A




                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                            PARTNERS MID CAP VALUE I
                                 [Name of Fund
                                 ] DAVE BORGER
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                         LOS ANGELES CAPITAL MANAGEMENT
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF       TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     9      $1,033.3 MILLION
                                        -----------------------------
 *  other pooled investment vehicles:...   *****         *****
                                        -----------------------------
 *  other accounts:.....................    31      $3,232.7 MILLION
                                        -----------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     0            0
                                        ---------------------------
 *  other pooled investment vehicles:...   *****        *****
                                        ---------------------------
 *  other accounts:.....................     6      $621.9 MILLION
                                        ---------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   ALL ACCOUNTS ARE MANAGED IN A CONSISTENT FASHION BASED ON THE FIRM'S DYNAMIC ALPHA STOCK SELECTION MODEL. AS A RESULT, EACH ACCOUNT BENEFITS EQUALLY FROM THE CHANGES THAT ARE IMPLEMENTED.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio
   Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   COMPENSATION CONSISTS OF SALARY AND DIVIDENDS BASED UPON FIRM PROFITABILITY. COMPENSATION IS NOT TIED TO THE PERFORMANCE OR VALUE OF ASSETS IN A PORTFOLIO.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.





/s/Dave Borger                                                        12/5/06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Dave Borger
[(Printed Name of person signing)]


Director of Research
[(Title of person signing)]



                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                            PARTNERS MID CAP VALUE I
                                 [Name of Fund
                              ] CHRISTINE KUGLER
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                         LOS ANGELES CAPITAL MANAGEMENT
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF       TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     9      $1,033.3 MILLION
                                        -----------------------------
 *  other pooled investment vehicles:...   *****         *****
                                        -----------------------------
 *  other accounts:.....................    31      $3,232.7 MILLION
                                        -----------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     0            0
                                        ---------------------------
 *  other pooled investment vehicles:...   *****        *****
                                        ---------------------------
 *  other accounts:.....................     6      $621.9 MILLION
                                        ---------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   ALL ACCOUNTS ARE MANAGED IN A CONSISTENT FASHION BASED ON THE FIRM'S DYNAMIC ALPHA STOCK SELECTION MODEL. AS A RESULT, EACH ACCOUNT BENEFITS EQUALLY FROM THE CHANGES THAT ARE IMPLEMENTED.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio
   Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   COMPENSATION CONSISTS OF SALARY AND DIVIDENDS BASED UPON FIRM PROFITABILITY. COMPENSATION IS NOT TIED TO THE PERFORMANCE OR VALUE OF ASSETS IN A PORTFOLIO.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.





/s/Christine Kugler                                                   12/5/06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Christine Kugler
[(Printed Name of person signing)]


Director of Implementation
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                            PARTNERS MID CAP VALUE I
                                 [Name of Fund
                               ] STUART MATSUDA
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                         LOS ANGELES CAPITAL MANAGEMENT
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF       TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     9      $1,033.3 MILLION
                                        -----------------------------
 *  other pooled investment vehicles:...   *****         *****
                                        -----------------------------
 *  other accounts:.....................    31      $3,232.7 MILLION
                                        -----------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     0            0
                                        ---------------------------
 *  other pooled investment vehicles:...   *****        *****
                                        ---------------------------
 *  other accounts:.....................     6      $621.9 MILLION
                                        ---------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   ALL ACCOUNTS ARE MANAGED IN A CONSISTENT FASHION BASED ON THE FIRM'S DYNAMIC ALPHA STOCK SELECTION MODEL. AS A RESULT, EACH ACCOUNT BENEFITS EQUALLY FROM THE CHANGES THAT ARE IMPLEMENTED.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio
   Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   COMPENSATION CONSISTS OF SALARY AND DIVIDENDS BASED UPON FIRM PROFITABILITY. COMPENSATION IS NOT TIED TO THE PERFORMANCE OR VALUE OF ASSETS IN A PORTFOLIO.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.





/s/Stuart Matsuda                                                     12/5/06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Stuart Matsuda
[(Printed Name of person signing)]


Director of Trading
[(Title of person signing)]


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                            PARTNERS MID CAP VALUE I
                                 [Name of Fund
                                ] HAL REYNOLDS
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                         LOS ANGELES CAPITAL MANAGEMENT
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF       TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     9      $1,033.3 MILLION
                                        -----------------------------
 *  other pooled investment vehicles:...   *****         *****
                                        -----------------------------
 *  other accounts:.....................    31      $3,232.7 MILLION
                                        -----------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     0            0
                                        ---------------------------
 *  other pooled investment vehicles:...   *****        *****
                                        ---------------------------
 *  other accounts:.....................     6      $621.9 MILLION
                                        ---------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   ALL ACCOUNTS ARE MANAGED IN A CONSISTENT FASHION BASED ON THE FIRM'S DYNAMIC ALPHA STOCK SELECTION MODEL. AS A RESULT, EACH ACCOUNT BENEFITS EQUALLY FROM THE CHANGES THAT ARE IMPLEMENTED.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio
   Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   COMPENSATION CONSISTS OF SALARY AND DIVIDENDS BASED UPON FIRM PROFITABILITY. COMPENSATION IS NOT TIED TO THE PERFORMANCE OR VALUE OF ASSETS IN A PORTFOLIO.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.





/s/Hal Reynolds                                                       12/11/06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Hal Reynolds
[(Printed Name of person signing)]


CIO
[(Title of person signing)]


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                            PARTNERS MID CAP VALUE I
                                 [Name of Fund
                              ] THOMAS D. STEVENS
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                         LOS ANGELES CAPITAL MANAGEMENT
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF       TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     9      $1,033.3 MILLION
                                        -----------------------------
 *  other pooled investment vehicles:...   *****         *****
                                        -----------------------------
 *  other accounts:.....................    31      $3,232.7 MILLION
                                        -----------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     0            0
                                        ---------------------------
 *  other pooled investment vehicles:...   *****        *****
                                        ---------------------------
 *  other accounts:.....................     6      $621.9 MILLION
                                        ---------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   ALL ACCOUNTS ARE MANAGED IN A CONSISTENT FASHION BASED ON THE FIRM'S DYNAMIC ALPHA STOCK SELECTION MODEL. AS A RESULT, EACH ACCOUNT BENEFITS EQUALLY FROM THE CHANGES THAT ARE IMPLEMENTED.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio
   Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   COMPENSATION CONSISTS OF SALARY AND DIVIDENDS BASED UPON FIRM PROFITABILITY. COMPENSATION IS NOT TIED TO THE PERFORMANCE OR VALUE OF ASSETS IN A PORTFOLIO.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.





/s/Thomas D. Stevens                                                  12/11/06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Thomas D. Stevens
[(Printed Name of person signing)]


Chairman
[(Title of person signing)]


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                           PARTNERS SMALL CAP VALUE
                                 [Name of Fund
                                 ] DAVE BORGER
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                         LOS ANGELES CAPITAL MANAGEMENT
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF       TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     9      $1,033.3 MILLION
                                        -----------------------------
 *  other pooled investment vehicles:...   *****         *****
                                        -----------------------------
 *  other accounts:.....................    31      $3,232.7 MILLION
                                        -----------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     0            0
                                        ---------------------------
 *  other pooled investment vehicles:...   *****        *****
                                        ---------------------------
 *  other accounts:.....................     6      $621.9 MILLION
                                        ---------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   ALL ACCOUNTS ARE MANAGED IN A CONSISTENT FASHION BASED ON THE FIRM'S DYNAMIC ALPHA STOCK SELECTION MODEL. AS A RESULT, EACH ACCOUNT BENEFITS EQUALLY FROM THE CHANGES THAT ARE IMPLEMENTED.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio
   Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   COMPENSATION CONSISTS OF SALARY AND DIVIDENDS BASED UPON FIRM PROFITABILITY. COMPENSATION IS NOT TIED TO THE PERFORMANCE OR VALUE OF ASSETS IN A PORTFOLIO.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.





/s/Dave Borger                                                        12/5/06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Dave Borger
[(Printed Name of person signing)]


Director of Research
[(Title of person signing)]


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                           PARTNERS SMALL CAP VALUE
                                 [Name of Fund
                              ] CHRISTINE KUGLER
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                         LOS ANGELES CAPITAL MANAGEMENT
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF       TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     9      $1,033.3 MILLION
                                        -----------------------------
 *  other pooled investment vehicles:...   *****         *****
                                        -----------------------------
 *  other accounts:.....................    31      $3,232.7 MILLION
                                        -----------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     0            0
                                        ---------------------------
 *  other pooled investment vehicles:...   *****        *****
                                        ---------------------------
 *  other accounts:.....................     6      $621.9 MILLION
                                        ---------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   ALL ACCOUNTS ARE MANAGED IN A CONSISTENT FASHION BASED ON THE FIRM'S DYNAMIC ALPHA STOCK SELECTION MODEL. AS A RESULT, EACH ACCOUNT BENEFITS EQUALLY FROM THE CHANGES THAT ARE IMPLEMENTED.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio
   Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   COMPENSATION CONSISTS OF SALARY AND DIVIDENDS BASED UPON FIRM PROFITABILITY. COMPENSATION IS NOT TIED TO THE PERFORMANCE OR VALUE OF ASSETS IN A PORTFOLIO.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.





/s/Christine Kugler                                                   12/5/06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Christine Kugler
[(Printed Name of person signing)]


Director of Implementation
[(Title of person signing)]


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                           PARTNERS SMALL CAP VALUE
                                 [Name of Fund
                               ] STUART MATSUDA
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                         LOS ANGELES CAPITAL MANAGEMENT
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF       TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     9      $1,033.3 MILLION
                                        -----------------------------
 *  other pooled investment vehicles:...   *****         *****
                                        -----------------------------
 *  other accounts:.....................    31      $3,232.7 MILLION
                                        -----------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     0            0
                                        ---------------------------
 *  other pooled investment vehicles:...   *****        *****
                                        ---------------------------
 *  other accounts:.....................     6      $621.9 MILLION
                                        ---------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   ALL ACCOUNTS ARE MANAGED IN A CONSISTENT FASHION BASED ON THE FIRM'S DYNAMIC ALPHA STOCK SELECTION MODEL. AS A RESULT, EACH ACCOUNT BENEFITS EQUALLY FROM THE CHANGES THAT ARE IMPLEMENTED.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio
   Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   COMPENSATION CONSISTS OF SALARY AND DIVIDENDS BASED UPON FIRM PROFITABILITY. COMPENSATION IS NOT TIED TO THE PERFORMANCE OR VALUE OF ASSETS IN A PORTFOLIO.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.





/s/Stuart Matsuda                                                     12/5/06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Stuart Matsuda
[(Printed Name of person signing)]


Director of Trading
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                           PARTNERS SMALL CAP VALUE
                                 [Name of Fund
                                ] HAL REYNOLDS
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                         LOS ANGELES CAPITAL MANAGEMENT
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF       TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     9      $1,033.3 MILLION
                                        -----------------------------
 *  other pooled investment vehicles:...   *****         *****
                                        -----------------------------
 *  other accounts:.....................    31      $3,232.7 MILLION
                                        -----------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     0            0
                                        ---------------------------
 *  other pooled investment vehicles:...   *****        *****
                                        ---------------------------
 *  other accounts:.....................     6      $621.9 MILLION
                                        ---------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   ALL ACCOUNTS ARE MANAGED IN A CONSISTENT FASHION BASED ON THE FIRM'S DYNAMIC ALPHA STOCK SELECTION MODEL. AS A RESULT, EACH ACCOUNT BENEFITS EQUALLY FROM THE CHANGES THAT ARE IMPLEMENTED.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio
   Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   COMPENSATION CONSISTS OF SALARY AND DIVIDENDS BASED UPON FIRM PROFITABILITY. COMPENSATION IS NOT TIED TO THE PERFORMANCE OR VALUE OF ASSETS IN A PORTFOLIO.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.





/s/Hal Reynolds                                                       12/11/06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Hal Reynolds
[(Printed Name of person signing)]


CIO
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                           PARTNERS SMALL CAP VALUE
                                 [Name of Fund
                              ] THOMAS D. STEVENS
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                         LOS ANGELES CAPITAL MANAGEMENT
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF       TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     9      $1,033.3 MILLION
                                        -----------------------------
 *  other pooled investment vehicles:...   *****         *****
                                        -----------------------------
 *  other accounts:.....................    31      $3,232.7 MILLION
                                        -----------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     0            0
                                        ---------------------------
 *  other pooled investment vehicles:...   *****        *****
                                        ---------------------------
 *  other accounts:.....................     6      $621.9 MILLION
                                        ---------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   ALL ACCOUNTS ARE MANAGED IN A CONSISTENT FASHION BASED ON THE FIRM'S DYNAMIC ALPHA STOCK SELECTION MODEL. AS A RESULT, EACH ACCOUNT BENEFITS EQUALLY FROM THE CHANGES THAT ARE IMPLEMENTED.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio
   Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   COMPENSATION CONSISTS OF SALARY AND DIVIDENDS BASED UPON FIRM PROFITABILITY. COMPENSATION IS NOT TIED TO THE PERFORMANCE OR VALUE OF ASSETS IN A PORTFOLIO.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.





/s/Thomas D. Stevens                                                  12/11/06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Thomas D. Stevens
[(Printed Name of person signing)]


Chairman
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


       PRINCIPAL INVESTORS FUND, INC. - SMALL CAP GROWTH FUND SERIES III
                                 [Name of Fund
                              ] STEPHEN C. BRINK
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                        MAZAMA CAPITAL MANAGEMENT, INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF     TOTAL
                                         ACCOUNTS      ASSETS
 *  registered investment companies: ...    11      1.57 BILLION
                                        -------------------------
 *  other pooled investment vehicles:...     0           0
                                        -------------------------
 *  other accounts:.....................    75      5.73 BILLION
                                        -------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF     TOTAL
                                         ACCOUNTS     ASSETS
 *  registered investment companies: ...     0           0
                                        ------------------------
 *  other pooled investment vehicles:...     0           0
                                        ------------------------
 *  other accounts:.....................     2      254 MILLION
                                        ------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   AS   EVERY   MEMBER   OF   THE  INVESTMENT  TEAM  HAS  DAY-TO-DAY  MANAGEMENT
   RESPONSIBILITIES WITH RESPECT TO MORE THAN ONE ACCOUNT AND MORE THAN ONE INVESTMENT STRATEGY, ACTUAL OR APPARENT CONFLICTS MAY ARISE.

   THE COMPENSATION PAID TO MAZAMA FOR MANAGING THE FUND(S) IS BASED ON A PERCENTAGE OF ASSETS UNDER MANAGEMENT RATHER THAN A SHARE OF THE GAINS. AS DESCRIBED ABOVE, MEMBERS OF THE INVESTMENT TEAM, AS EQUITY OWNERS AND BY RECEIVING A SHARE OF PORTFOLIO MANAGEMENT FEES, BENEFIT FROM MAZAMA'S REVENUES AND PROFITABILITY. CONFLICTS OF INTEREST CAN ARISE TO THE EXTENT THAT LARGER CLIENT ACCOUNTS GENERATE MORE FEES AND POTENTIALLY LARGER PROFITS FOR MAZAMA COMPARED TO SMALL ACCOUNTS. TWO ACCOUNTS PAY FEES BASED ON A PERCENTAGE OF ASSETS THAT CAN INCREASE AND DECREASE BASED ON PERFORMANCE AGAINST A BENCHMARK INDEX, THESE TWO ACCOUNTS ARE MANAGED CONSISTENTLY WITH THEIR STATED INVESTMENT STRATEGY. DESPITE THESE DIFFERENCES MAZAMA BELIEVES THAT ITS TRADE ALLOCATION AND OTHER COMPLIANCE PROCEDURES EFFECTIVELY ADDRESS ANY RELATED CONFLICTS OF INTEREST. OTHERWISE, NO MEMBER OF THE INVESTMENT TEAM IS COMPENSATED IN A WAY THAT WOULD ADD TO THOSE CONFLICTS OF INTEREST BY CREATING AN INCENTIVE TO FAVOR PARTICULAR ACCOUNTS OVER OTHER ACCOUNTS.

   EXECUTION AND RESEARCH SERVICES PROVIDED BY BROKERS MAY NOT ALWAYS BE UTILIZED IN CONNECTION WITH THE FUND(S) OR WITH OTHER CLIENT ACCOUNTS THAT MAY HAVE PAID THE COMMISSION OR A PORTION OF THE COMMISSION TO THE BROKER PROVIDING THE SERVICES. MAZAMA ALLOCATES BROKERAGE COMMISSIONS FOR THESE SERVICES IN A MANNER THAT IT BELIEVES IS FAIR AND EQUITABLE AND CONSISTENT WITH ITS FIDUCIARY OBLIGATIONS TO EACH OF ITS CLIENTS.

   IF A MEMBER OF THE INVESTMENT TEAM IDENTIFIES A LIMITED INVESTMENT OPPORTUNITY THAT MAY BE SUITABLE FOR MORE THAN JUST THE FUND(S) OR ANOTHER CLIENT ACCOUNT, THE FUND(S) MAY NOT BE ABLE TO TAKE FULL ADVANTAGE OF THAT OPPORTUNITY. TO MITIGATE THIS CONFLICT OF INTEREST, MAZAMA AGGREGATES ORDERS FOR THE FUND(S) WITH ORDERS FROM EACH OF ITS OTHER CLIENT ACCOUNTS PARTICIPATING IN THE SAME STRATEGY IN ORDER TO ENSURE THAT CLIENTS ARE TREATED FAIRLY AND EQUITABLY OVER TIME AND CONSISTENT WITH ITS FIDUCIARY OBLIGATIONS TO EACH OF ITS CLIENTS.

   MAZAMA HAS ADOPTED POLICIES AND PROCEDURES TO ADDRESS AND PREVENT THE ABOVE CONFLICTS OF INTEREST; HOWEVER THERE IS NO GUARANTEE THAT SUCH PROCEDURES WILL DETECT EACH AND EVERY SITUATION IN WHICH A CONFLICT ARISES.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   MAZAMA'S COMPENSATION STRUCTURE IS DESIGNED TO ATTRACT AND RETAIN HIGHLY SKILLED INVESTMENT PROFESSIONALS. THE COMPENSATION IS STRUCTURED TO MAXIMIZE PERFORMANCE AND KEEP THE INTERESTS OF EACH MEMBER OF OUR PORTFOLIO MANAGEMENT TEAM ALIGNED WITH THOSE OF OUR CLIENTS.

   THE INCENTIVE COMPENSATION STRUCTURE KEEPS EACH MEMBER OF THE TEAM FOCUSED ON THE RELATIVE PERFORMANCE OF EACH STRATEGY VERSUS ITS RESPECTIVE BENCHMARK. EACH PORTFOLIO MANAGER AND RESEARCH ANALYST RECEIVES A BASE SALARY REPRESENTING 20-30% OF CASH COMPENSATION AND A PERFORMANCE BASED INCENTIVE REPRESENTING 70-80% OF CASH COMPENSATION. THE PERFORMANCE BASED INCENTIVE COMPENSATION IS BASED ON THE PORTFOLIO MANAGEMENT FEES RECEIVED BY MAZAMA FOR ALL ACCOUNTS UNDER MANAGEMENT. THE INVESTMENT TEAM DOES NOT DISTINGUISH BETWEEN DIFFERENT ACCOUNTS WITHIN EACH INVESTMENT STYLE/STRATEGY WITH RESPECT TO COMPENSATION. CASH COMPENSATION INCREASES AS ASSETS UNDER MANAGEMENT INCREASE, WHETHER BY APPRECIATION OR BY ATTRACTING NEW CLIENTS, BOTH OF WHICH ARE ACCOMPLISHED BY ACHIEVING HIGHER THAN AVERAGE EXCESS RETURNS. EXCESS RETURNS ARE MEASURED AS THE DIFFERENCE BETWEEN OUR PORTFOLIO RETURNS AND THE RETURNS OF THE BENCHMARK FOR THE PORTION OF THE FUND(S) MANAGED BY MAZAMA (I.E. RUSSELL 2000 GROWTH INDEX, RUSSELL 2500 GROWTH INDEX RUSSELL MID CAP GROWTH OR RUSSELL 3000 GROWTH INDEX).

   EQUITY BASED INCENTIVES HAVE BEEN A SIGNIFICANT PART OF MAZAMA'S COMPENSATION PLAN SINCE THE FIRM'S INCEPTION. IN TOTAL, OUR INVESTMENT TEAM REPRESENTS OVER 70% OF THE EQUITY OF THE FIRM ON A FULLY DILUTED BASIS. EVERY MEMBER OF THE INVESTMENT TEAM IS EITHER A DIRECT EQUITY OWNER OR AN OPTION HOLDER OR BOTH.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000; or over  $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE




/s/Shannon M. Lynch                                   11/21/2006
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Shannon M. Lynch
[(Printed Name of person signing)]


Compliance Officer
[(Title of person signing)]

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


       PRINCIPAL INVESTORS FUND, INC. - SMALL CAP GROWTH FUND SERIES III
                                 [Name of Fund
                              ] TIMOTHY P. BUTLER
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                        MAZAMA CAPITAL MANAGEMENT, INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF     TOTAL
                                         ACCOUNTS      ASSETS
 *  registered investment companies: ...    11      1.57 BILLION
                                        -------------------------
 *  other pooled investment vehicles:...     0           0
                                        -------------------------
 *  other accounts:.....................    75      5.73 BILLION
                                        -------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF     TOTAL
                                         ACCOUNTS     ASSETS
 *  registered investment companies: ...     0           0
                                        ------------------------
 *  other pooled investment vehicles:...     0           0
                                        ------------------------
 *  other accounts:.....................     2      254 MILLION
                                        ------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   AS   EVERY   MEMBER   OF   THE  INVESTMENT  TEAM  HAS  DAY-TO-DAY  MANAGEMENT
   RESPONSIBILITIES WITH RESPECT TO MORE THAN ONE ACCOUNT AND MORE THAN ONE INVESTMENT STRATEGY, ACTUAL OR APPARENT CONFLICTS MAY ARISE.

   THE COMPENSATION PAID TO MAZAMA FOR MANAGING THE FUND(S) IS BASED ON A PERCENTAGE OF ASSETS UNDER MANAGEMENT RATHER THAN A SHARE OF THE GAINS. AS DESCRIBED ABOVE, MEMBERS OF THE INVESTMENT TEAM, AS EQUITY OWNERS AND BY RECEIVING A SHARE OF PORTFOLIO MANAGEMENT FEES, BENEFIT FROM MAZAMA'S REVENUES AND PROFITABILITY. CONFLICTS OF INTEREST CAN ARISE TO THE EXTENT THAT LARGER CLIENT ACCOUNTS GENERATE MORE FEES AND POTENTIALLY LARGER PROFITS FOR MAZAMA COMPARED TO SMALL ACCOUNTS. TWO ACCOUNTS PAY FEES BASED ON A PERCENTAGE OF ASSETS THAT CAN INCREASE AND DECREASE BASED ON PERFORMANCE AGAINST A BENCHMARK INDEX, THESE TWO ACCOUNTS ARE MANAGED CONSISTENTLY WITH THEIR STATED INVESTMENT STRATEGY. DESPITE THESE DIFFERENCES MAZAMA BELIEVES THAT ITS TRADE ALLOCATION AND OTHER COMPLIANCE PROCEDURES EFFECTIVELY ADDRESS ANY RELATED CONFLICTS OF INTEREST. OTHERWISE, NO MEMBER OF THE INVESTMENT TEAM IS COMPENSATED IN A WAY THAT WOULD ADD TO THOSE CONFLICTS OF INTEREST BY CREATING AN INCENTIVE TO FAVOR PARTICULAR ACCOUNTS OVER OTHER ACCOUNTS.

   EXECUTION AND RESEARCH SERVICES PROVIDED BY BROKERS MAY NOT ALWAYS BE UTILIZED IN CONNECTION WITH THE FUND(S) OR WITH OTHER CLIENT ACCOUNTS THAT MAY HAVE PAID THE COMMISSION OR A PORTION OF THE COMMISSION TO THE BROKER PROVIDING THE SERVICES. MAZAMA ALLOCATES BROKERAGE COMMISSIONS FOR THESE SERVICES IN A MANNER THAT IT BELIEVES IS FAIR AND EQUITABLE AND CONSISTENT WITH ITS FIDUCIARY OBLIGATIONS TO EACH OF ITS CLIENTS.

   IF A MEMBER OF THE INVESTMENT TEAM IDENTIFIES A LIMITED INVESTMENT OPPORTUNITY THAT MAY BE SUITABLE FOR MORE THAN JUST THE FUND(S) OR ANOTHER CLIENT ACCOUNT, THE FUND(S) MAY NOT BE ABLE TO TAKE FULL ADVANTAGE OF THAT OPPORTUNITY. TO MITIGATE THIS CONFLICT OF INTEREST, MAZAMA AGGREGATES ORDERS FOR THE FUND(S) WITH ORDERS FROM EACH OF ITS OTHER CLIENT ACCOUNTS PARTICIPATING IN THE SAME STRATEGY IN ORDER TO ENSURE THAT CLIENTS ARE TREATED FAIRLY AND EQUITABLY OVER TIME AND CONSISTENT WITH ITS FIDUCIARY OBLIGATIONS TO EACH OF ITS CLIENTS.

   MAZAMA HAS ADOPTED POLICIES AND PROCEDURES TO ADDRESS AND PREVENT THE ABOVE CONFLICTS OF INTEREST; HOWEVER THERE IS NO GUARANTEE THAT SUCH PROCEDURES WILL DETECT EACH AND EVERY SITUATION IN WHICH A CONFLICT ARISES.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   MAZAMA'S COMPENSATION STRUCTURE IS DESIGNED TO ATTRACT AND RETAIN HIGHLY SKILLED INVESTMENT PROFESSIONALS. THE COMPENSATION IS STRUCTURED TO MAXIMIZE PERFORMANCE AND KEEP THE INTERESTS OF EACH MEMBER OF OUR PORTFOLIO MANAGEMENT TEAM ALIGNED WITH THOSE OF OUR CLIENTS.

   THE INCENTIVE COMPENSATION STRUCTURE KEEPS EACH MEMBER OF THE TEAM FOCUSED ON THE RELATIVE PERFORMANCE OF EACH STRATEGY VERSUS ITS RESPECTIVE BENCHMARK. EACH PORTFOLIO MANAGER AND RESEARCH ANALYST RECEIVES A BASE SALARY REPRESENTING 20-30% OF CASH COMPENSATION AND A PERFORMANCE BASED INCENTIVE REPRESENTING 70-80% OF CASH COMPENSATION. THE PERFORMANCE BASED INCENTIVE COMPENSATION IS BASED ON THE PORTFOLIO MANAGEMENT FEES RECEIVED BY MAZAMA FOR ALL ACCOUNTS UNDER MANAGEMENT. THE INVESTMENT TEAM DOES NOT DISTINGUISH BETWEEN DIFFERENT ACCOUNTS WITHIN EACH INVESTMENT STYLE/STRATEGY WITH RESPECT TO COMPENSATION. CASH COMPENSATION INCREASES AS ASSETS UNDER MANAGEMENT INCREASE, WHETHER BY APPRECIATION OR BY ATTRACTING NEW CLIENTS, BOTH OF WHICH ARE ACCOMPLISHED BY ACHIEVING HIGHER THAN AVERAGE EXCESS RETURNS. EXCESS RETURNS ARE MEASURED AS THE DIFFERENCE BETWEEN OUR PORTFOLIO RETURNS AND THE RETURNS OF THE BENCHMARK FOR THE PORTION OF THE FUND(S) MANAGED BY MAZAMA (I.E. RUSSELL 2000 GROWTH INDEX, RUSSELL 2500 GROWTH INDEX RUSSELL MID CAP GROWTH OR RUSSELL 3000 GROWTH INDEX).

   EQUITY BASED INCENTIVES HAVE BEEN A SIGNIFICANT PART OF MAZAMA'S COMPENSATION PLAN SINCE THE FIRM'S INCEPTION. IN TOTAL, OUR INVESTMENT TEAM REPRESENTS OVER 70% OF THE EQUITY OF THE FIRM ON A FULLY DILUTED BASIS. EVERY MEMBER OF THE INVESTMENT TEAM IS EITHER A DIRECT EQUITY OWNER OR AN OPTION HOLDER OR BOTH.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000; or over  $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE




/s/Shannon M. Lynch                                              11/21/2006
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Shannon M. Lynch
[(Printed Name of person signing)]


Compliance Officer
[(Title of person signing)]



                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


       PRINCIPAL INVESTORS FUND, INC. - SMALL CAP GROWTH FUND SERIES III
                                 [Name of Fund]

                               MICHAEL D. CLULOW
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)]

                        MAZAMA CAPITAL MANAGEMENT, INC.
                                   [Firm Name]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF     TOTAL
                                         ACCOUNTS      ASSETS
 *  registered investment companies: ...    11      1.57 BILLION
                                        -------------------------
 *  other pooled investment vehicles:...     0           0
                                        -------------------------
 *  other accounts:.....................    75      5.73 BILLION
                                        -------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF     TOTAL
                                         ACCOUNTS     ASSETS
 *  registered investment companies: ...     0           0
                                        ------------------------
 *  other pooled investment vehicles:...     0           0
                                        ------------------------
 *  other accounts:.....................     2      254 MILLION
                                        ------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   AS   EVERY   MEMBER   OF   THE  INVESTMENT  TEAM  HAS  DAY-TO-DAY  MANAGEMENT
   RESPONSIBILITIES WITH RESPECT TO MORE THAN ONE ACCOUNT AND MORE THAN ONE INVESTMENT STRATEGY, ACTUAL OR APPARENT CONFLICTS MAY ARISE.

   THE COMPENSATION PAID TO MAZAMA FOR MANAGING THE FUND(S) IS BASED ON A PERCENTAGE OF ASSETS UNDER MANAGEMENT RATHER THAN A SHARE OF THE GAINS. AS DESCRIBED ABOVE, MEMBERS OF THE INVESTMENT TEAM, AS EQUITY OWNERS AND BY RECEIVING A SHARE OF PORTFOLIO MANAGEMENT FEES, BENEFIT FROM MAZAMA'S REVENUES AND PROFITABILITY. CONFLICTS OF INTEREST CAN ARISE TO THE EXTENT THAT LARGER CLIENT ACCOUNTS GENERATE MORE FEES AND POTENTIALLY LARGER PROFITS FOR MAZAMA COMPARED TO SMALL ACCOUNTS. TWO ACCOUNTS PAY FEES BASED ON A PERCENTAGE OF ASSETS THAT CAN INCREASE AND DECREASE BASED ON PERFORMANCE AGAINST A BENCHMARK INDEX, THESE TWO ACCOUNTS ARE MANAGED CONSISTENTLY WITH THEIR STATED INVESTMENT STRATEGY. DESPITE THESE DIFFERENCES MAZAMA BELIEVES THAT ITS TRADE ALLOCATION AND OTHER COMPLIANCE PROCEDURES EFFECTIVELY ADDRESS ANY RELATED CONFLICTS OF INTEREST. OTHERWISE, NO MEMBER OF THE INVESTMENT TEAM IS COMPENSATED IN A WAY THAT WOULD ADD TO THOSE CONFLICTS OF INTEREST BY CREATING AN INCENTIVE TO FAVOR PARTICULAR ACCOUNTS OVER OTHER ACCOUNTS.

   EXECUTION AND RESEARCH SERVICES PROVIDED BY BROKERS MAY NOT ALWAYS BE UTILIZED IN CONNECTION WITH THE FUND(S) OR WITH OTHER CLIENT ACCOUNTS THAT MAY HAVE PAID THE COMMISSION OR A PORTION OF THE COMMISSION TO THE BROKER PROVIDING THE SERVICES. MAZAMA ALLOCATES BROKERAGE COMMISSIONS FOR THESE SERVICES IN A MANNER THAT IT BELIEVES IS FAIR AND EQUITABLE AND CONSISTENT WITH ITS FIDUCIARY OBLIGATIONS TO EACH OF ITS CLIENTS.

   IF A MEMBER OF THE INVESTMENT TEAM IDENTIFIES A LIMITED INVESTMENT OPPORTUNITY THAT MAY BE SUITABLE FOR MORE THAN JUST THE FUND(S) OR ANOTHER CLIENT ACCOUNT, THE FUND(S) MAY NOT BE ABLE TO TAKE FULL ADVANTAGE OF THAT OPPORTUNITY. TO MITIGATE THIS CONFLICT OF INTEREST, MAZAMA AGGREGATES ORDERS FOR THE FUND(S) WITH ORDERS FROM EACH OF ITS OTHER CLIENT ACCOUNTS PARTICIPATING IN THE SAME STRATEGY IN ORDER TO ENSURE THAT CLIENTS ARE TREATED FAIRLY AND EQUITABLY OVER TIME AND CONSISTENT WITH ITS FIDUCIARY OBLIGATIONS TO EACH OF ITS CLIENTS.

   MAZAMA HAS ADOPTED POLICIES AND PROCEDURES TO ADDRESS AND PREVENT THE ABOVE CONFLICTS OF INTEREST; HOWEVER THERE IS NO GUARANTEE THAT SUCH PROCEDURES WILL DETECT EACH AND EVERY SITUATION IN WHICH A CONFLICT ARISES.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   MAZAMA'S COMPENSATION STRUCTURE IS DESIGNED TO ATTRACT AND RETAIN HIGHLY SKILLED INVESTMENT PROFESSIONALS. THE COMPENSATION IS STRUCTURED TO MAXIMIZE PERFORMANCE AND KEEP THE INTERESTS OF EACH MEMBER OF OUR PORTFOLIO MANAGEMENT TEAM ALIGNED WITH THOSE OF OUR CLIENTS.

   THE INCENTIVE COMPENSATION STRUCTURE KEEPS EACH MEMBER OF THE TEAM FOCUSED ON THE RELATIVE PERFORMANCE OF EACH STRATEGY VERSUS ITS RESPECTIVE BENCHMARK. EACH PORTFOLIO MANAGER AND RESEARCH ANALYST RECEIVES A BASE SALARY REPRESENTING 20-30% OF CASH COMPENSATION AND A PERFORMANCE BASED INCENTIVE REPRESENTING 70-80% OF CASH COMPENSATION. THE PERFORMANCE BASED INCENTIVE COMPENSATION IS BASED ON THE PORTFOLIO MANAGEMENT FEES RECEIVED BY MAZAMA FOR ALL ACCOUNTS UNDER MANAGEMENT. THE INVESTMENT TEAM DOES NOT DISTINGUISH BETWEEN DIFFERENT ACCOUNTS WITHIN EACH INVESTMENT STYLE/STRATEGY WITH RESPECT TO COMPENSATION. CASH COMPENSATION INCREASES AS ASSETS UNDER MANAGEMENT INCREASE, WHETHER BY APPRECIATION OR BY ATTRACTING NEW CLIENTS, BOTH OF WHICH ARE ACCOMPLISHED BY ACHIEVING HIGHER THAN AVERAGE EXCESS RETURNS. EXCESS RETURNS ARE MEASURED AS THE DIFFERENCE BETWEEN OUR PORTFOLIO RETURNS AND THE RETURNS OF THE BENCHMARK FOR THE PORTION OF THE FUND(S) MANAGED BY MAZAMA (I.E. RUSSELL 2000 GROWTH INDEX, RUSSELL 2500 GROWTH INDEX RUSSELL MID CAP GROWTH OR RUSSELL 3000 GROWTH INDEX).

   EQUITY BASED INCENTIVES HAVE BEEN A SIGNIFICANT PART OF MAZAMA'S COMPENSATION PLAN SINCE THE FIRM'S INCEPTION. IN TOTAL, OUR INVESTMENT TEAM REPRESENTS OVER 70% OF THE EQUITY OF THE FIRM ON A FULLY DILUTED BASIS. EVERY MEMBER OF THE INVESTMENT TEAM IS EITHER A DIRECT EQUITY OWNER OR AN OPTION HOLDER OR BOTH.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000; or over  $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE





/s/Shannon M. Lynch                                                11/21/2006
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Shannon M. Lynch
[(Printed Name of person signing)]


Compliance Officer
[(Title of person signing)]




                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


       PRINCIPAL INVESTORS FUND, INC. - SMALL CAP GROWTH FUND SERIES III
                                 [Name of Fund
                              ] GRETCHEN M. NOVAK
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                        MAZAMA CAPITAL MANAGEMENT, INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF     TOTAL
                                         ACCOUNTS      ASSETS
 *  registered investment companies: ...    11      1.57 BILLION
                                        -------------------------
 *  other pooled investment vehicles:...     0           0
                                        -------------------------
 *  other accounts:.....................    75      5.73 BILLION
                                        -------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF     TOTAL
                                         ACCOUNTS     ASSETS
 *  registered investment companies: ...     0           0
                                        ------------------------
 *  other pooled investment vehicles:...     0           0
                                        ------------------------
 *  other accounts:.....................     2      254 MILLION
                                        ------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   AS   EVERY   MEMBER   OF   THE  INVESTMENT  TEAM  HAS  DAY-TO-DAY  MANAGEMENT
   RESPONSIBILITIES WITH RESPECT TO MORE THAN ONE ACCOUNT AND MORE THAN ONE INVESTMENT STRATEGY, ACTUAL OR APPARENT CONFLICTS MAY ARISE.

   THE COMPENSATION PAID TO MAZAMA FOR MANAGING THE FUND(S) IS BASED ON A PERCENTAGE OF ASSETS UNDER MANAGEMENT RATHER THAN A SHARE OF THE GAINS. AS DESCRIBED ABOVE, MEMBERS OF THE INVESTMENT TEAM, AS EQUITY OWNERS AND BY RECEIVING A SHARE OF PORTFOLIO MANAGEMENT FEES, BENEFIT FROM MAZAMA'S REVENUES AND PROFITABILITY. CONFLICTS OF INTEREST CAN ARISE TO THE EXTENT THAT LARGER CLIENT ACCOUNTS GENERATE MORE FEES AND POTENTIALLY LARGER PROFITS FOR MAZAMA COMPARED TO SMALL ACCOUNTS. TWO ACCOUNTS PAY FEES BASED ON A PERCENTAGE OF ASSETS THAT CAN INCREASE AND DECREASE BASED ON PERFORMANCE AGAINST A BENCHMARK INDEX, THESE TWO ACCOUNTS ARE MANAGED CONSISTENTLY WITH THEIR STATED INVESTMENT STRATEGY. DESPITE THESE DIFFERENCES MAZAMA BELIEVES THAT ITS TRADE ALLOCATION AND OTHER COMPLIANCE PROCEDURES EFFECTIVELY ADDRESS ANY RELATED CONFLICTS OF INTEREST. OTHERWISE, NO MEMBER OF THE INVESTMENT TEAM IS COMPENSATED IN A WAY THAT WOULD ADD TO THOSE CONFLICTS OF INTEREST BY CREATING AN INCENTIVE TO FAVOR PARTICULAR ACCOUNTS OVER OTHER ACCOUNTS.

   EXECUTION AND RESEARCH SERVICES PROVIDED BY BROKERS MAY NOT ALWAYS BE UTILIZED IN CONNECTION WITH THE FUND(S) OR WITH OTHER CLIENT ACCOUNTS THAT MAY HAVE PAID THE COMMISSION OR A PORTION OF THE COMMISSION TO THE BROKER PROVIDING THE SERVICES. MAZAMA ALLOCATES BROKERAGE COMMISSIONS FOR THESE SERVICES IN A MANNER THAT IT BELIEVES IS FAIR AND EQUITABLE AND CONSISTENT WITH ITS FIDUCIARY OBLIGATIONS TO EACH OF ITS CLIENTS.

   IF A MEMBER OF THE INVESTMENT TEAM IDENTIFIES A LIMITED INVESTMENT OPPORTUNITY THAT MAY BE SUITABLE FOR MORE THAN JUST THE FUND(S) OR ANOTHER CLIENT ACCOUNT, THE FUND(S) MAY NOT BE ABLE TO TAKE FULL ADVANTAGE OF THAT OPPORTUNITY. TO MITIGATE THIS CONFLICT OF INTEREST, MAZAMA AGGREGATES ORDERS FOR THE FUND(S) WITH ORDERS FROM EACH OF ITS OTHER CLIENT ACCOUNTS PARTICIPATING IN THE SAME STRATEGY IN ORDER TO ENSURE THAT CLIENTS ARE TREATED FAIRLY AND EQUITABLY OVER TIME AND CONSISTENT WITH ITS FIDUCIARY OBLIGATIONS TO EACH OF ITS CLIENTS.

   MAZAMA HAS ADOPTED POLICIES AND PROCEDURES TO ADDRESS AND PREVENT THE ABOVE CONFLICTS OF INTEREST; HOWEVER THERE IS NO GUARANTEE THAT SUCH PROCEDURES WILL DETECT EACH AND EVERY SITUATION IN WHICH A CONFLICT ARISES.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   MAZAMA'S COMPENSATION STRUCTURE IS DESIGNED TO ATTRACT AND RETAIN HIGHLY SKILLED INVESTMENT PROFESSIONALS. THE COMPENSATION IS STRUCTURED TO MAXIMIZE PERFORMANCE AND KEEP THE INTERESTS OF EACH MEMBER OF OUR PORTFOLIO MANAGEMENT TEAM ALIGNED WITH THOSE OF OUR CLIENTS.

   THE INCENTIVE COMPENSATION STRUCTURE KEEPS EACH MEMBER OF THE TEAM FOCUSED ON THE RELATIVE PERFORMANCE OF EACH STRATEGY VERSUS ITS RESPECTIVE BENCHMARK. EACH PORTFOLIO MANAGER AND RESEARCH ANALYST RECEIVES A BASE SALARY REPRESENTING 20-30% OF CASH COMPENSATION AND A PERFORMANCE BASED INCENTIVE REPRESENTING 70-80% OF CASH COMPENSATION. THE PERFORMANCE BASED INCENTIVE COMPENSATION IS BASED ON THE PORTFOLIO MANAGEMENT FEES RECEIVED BY MAZAMA FOR ALL ACCOUNTS UNDER MANAGEMENT. THE INVESTMENT TEAM DOES NOT DISTINGUISH BETWEEN DIFFERENT ACCOUNTS WITHIN EACH INVESTMENT STYLE/STRATEGY WITH RESPECT TO COMPENSATION. CASH COMPENSATION INCREASES AS ASSETS UNDER MANAGEMENT INCREASE, WHETHER BY APPRECIATION OR BY ATTRACTING NEW CLIENTS, BOTH OF WHICH ARE ACCOMPLISHED BY ACHIEVING HIGHER THAN AVERAGE EXCESS RETURNS. EXCESS RETURNS ARE MEASURED AS THE DIFFERENCE BETWEEN OUR PORTFOLIO RETURNS AND THE RETURNS OF THE BENCHMARK FOR THE PORTION OF THE FUND(S) MANAGED BY MAZAMA (I.E. RUSSELL 2000 GROWTH INDEX, RUSSELL 2500 GROWTH INDEX RUSSELL MID CAP GROWTH OR RUSSELL 3000 GROWTH INDEX).

   EQUITY BASED INCENTIVES HAVE BEEN A SIGNIFICANT PART OF MAZAMA'S COMPENSATION PLAN SINCE THE FIRM'S INCEPTION. IN TOTAL, OUR INVESTMENT TEAM REPRESENTS OVER 70% OF THE EQUITY OF THE FIRM ON A FULLY DILUTED BASIS. EVERY MEMBER OF THE INVESTMENT TEAM IS EITHER A DIRECT EQUITY OWNER OR AN OPTION HOLDER OR BOTH.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000; or over  $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE




/s/Shannon M. Lynch                                              11/21/2006
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Shannon M. Lynch
[(Printed Name of person signing)]


Compliance Officer
[(Title of person signing)]


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


       PRINCIPAL INVESTORS FUND, INC. - SMALL CAP GROWTH FUND SERIES III
                                 [Name of Fund
                               ] RONALD A. SAUER
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                        MAZAMA CAPITAL MANAGEMENT, INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF     TOTAL
                                         ACCOUNTS      ASSETS
 *  registered investment companies: ...    11      1.57 BILLION
                                        -------------------------
 *  other pooled investment vehicles:...     0           0
                                        -------------------------
 *  other accounts:.....................    75      5.73 BILLION
                                        -------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF     TOTAL
                                         ACCOUNTS     ASSETS
 *  registered investment companies: ...     0           0
                                        ------------------------
 *  other pooled investment vehicles:...     0           0
                                        ------------------------
 *  other accounts:.....................     2      254 MILLION
                                        ------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   AS   EVERY   MEMBER   OF   THE  INVESTMENT  TEAM  HAS  DAY-TO-DAY  MANAGEMENT
   RESPONSIBILITIES WITH RESPECT TO MORE THAN ONE ACCOUNT AND MORE THAN ONE INVESTMENT STRATEGY, ACTUAL OR APPARENT CONFLICTS MAY ARISE.

   THE COMPENSATION PAID TO MAZAMA FOR MANAGING THE FUND(S) IS BASED ON A PERCENTAGE OF ASSETS UNDER MANAGEMENT RATHER THAN A SHARE OF THE GAINS. AS DESCRIBED ABOVE, MEMBERS OF THE INVESTMENT TEAM, AS EQUITY OWNERS AND BY RECEIVING A SHARE OF PORTFOLIO MANAGEMENT FEES, BENEFIT FROM MAZAMA'S REVENUES AND PROFITABILITY. CONFLICTS OF INTEREST CAN ARISE TO THE EXTENT THAT LARGER CLIENT ACCOUNTS GENERATE MORE FEES AND POTENTIALLY LARGER PROFITS FOR MAZAMA COMPARED TO SMALL ACCOUNTS. TWO ACCOUNTS PAY FEES BASED ON A PERCENTAGE OF ASSETS THAT CAN INCREASE AND DECREASE BASED ON PERFORMANCE AGAINST A BENCHMARK INDEX, THESE TWO ACCOUNTS ARE MANAGED CONSISTENTLY WITH THEIR STATED INVESTMENT STRATEGY. DESPITE THESE DIFFERENCES MAZAMA BELIEVES THAT ITS TRADE ALLOCATION AND OTHER COMPLIANCE PROCEDURES EFFECTIVELY ADDRESS ANY RELATED CONFLICTS OF INTEREST. OTHERWISE, NO MEMBER OF THE INVESTMENT TEAM IS COMPENSATED IN A WAY THAT WOULD ADD TO THOSE CONFLICTS OF INTEREST BY CREATING AN INCENTIVE TO FAVOR PARTICULAR ACCOUNTS OVER OTHER ACCOUNTS.

   EXECUTION AND RESEARCH SERVICES PROVIDED BY BROKERS MAY NOT ALWAYS BE UTILIZED IN CONNECTION WITH THE FUND(S) OR WITH OTHER CLIENT ACCOUNTS THAT MAY HAVE PAID THE COMMISSION OR A PORTION OF THE COMMISSION TO THE BROKER PROVIDING THE SERVICES. MAZAMA ALLOCATES BROKERAGE COMMISSIONS FOR THESE SERVICES IN A MANNER THAT IT BELIEVES IS FAIR AND EQUITABLE AND CONSISTENT WITH ITS FIDUCIARY OBLIGATIONS TO EACH OF ITS CLIENTS.

   IF A MEMBER OF THE INVESTMENT TEAM IDENTIFIES A LIMITED INVESTMENT OPPORTUNITY THAT MAY BE SUITABLE FOR MORE THAN JUST THE FUND(S) OR ANOTHER CLIENT ACCOUNT, THE FUND(S) MAY NOT BE ABLE TO TAKE FULL ADVANTAGE OF THAT OPPORTUNITY. TO MITIGATE THIS CONFLICT OF INTEREST, MAZAMA AGGREGATES ORDERS FOR THE FUND(S) WITH ORDERS FROM EACH OF ITS OTHER CLIENT ACCOUNTS PARTICIPATING IN THE SAME STRATEGY IN ORDER TO ENSURE THAT CLIENTS ARE TREATED FAIRLY AND EQUITABLY OVER TIME AND CONSISTENT WITH ITS FIDUCIARY OBLIGATIONS TO EACH OF ITS CLIENTS.

   MAZAMA HAS ADOPTED POLICIES AND PROCEDURES TO ADDRESS AND PREVENT THE ABOVE CONFLICTS OF INTEREST; HOWEVER THERE IS NO GUARANTEE THAT SUCH PROCEDURES WILL DETECT EACH AND EVERY SITUATION IN WHICH A CONFLICT ARISES.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   MAZAMA'S COMPENSATION STRUCTURE IS DESIGNED TO ATTRACT AND RETAIN HIGHLY SKILLED INVESTMENT PROFESSIONALS. THE COMPENSATION IS STRUCTURED TO MAXIMIZE PERFORMANCE AND KEEP THE INTERESTS OF EACH MEMBER OF OUR PORTFOLIO MANAGEMENT TEAM ALIGNED WITH THOSE OF OUR CLIENTS.

   THE INCENTIVE COMPENSATION STRUCTURE KEEPS EACH MEMBER OF THE TEAM FOCUSED ON THE RELATIVE PERFORMANCE OF EACH STRATEGY VERSUS ITS RESPECTIVE BENCHMARK. EACH PORTFOLIO MANAGER AND RESEARCH ANALYST RECEIVES A BASE SALARY REPRESENTING 20-30% OF CASH COMPENSATION AND A PERFORMANCE BASED INCENTIVE REPRESENTING 70-80% OF CASH COMPENSATION. THE PERFORMANCE BASED INCENTIVE COMPENSATION IS BASED ON THE PORTFOLIO MANAGEMENT FEES RECEIVED BY MAZAMA FOR ALL ACCOUNTS UNDER MANAGEMENT. THE INVESTMENT TEAM DOES NOT DISTINGUISH BETWEEN DIFFERENT ACCOUNTS WITHIN EACH INVESTMENT STYLE/STRATEGY WITH RESPECT TO COMPENSATION. CASH COMPENSATION INCREASES AS ASSETS UNDER MANAGEMENT INCREASE, WHETHER BY APPRECIATION OR BY ATTRACTING NEW CLIENTS, BOTH OF WHICH ARE ACCOMPLISHED BY ACHIEVING HIGHER THAN AVERAGE EXCESS RETURNS. EXCESS RETURNS ARE MEASURED AS THE DIFFERENCE BETWEEN OUR PORTFOLIO RETURNS AND THE RETURNS OF THE BENCHMARK FOR THE PORTION OF THE FUND(S) MANAGED BY MAZAMA (I.E. RUSSELL 2000 GROWTH INDEX, RUSSELL 2500 GROWTH INDEX RUSSELL MID CAP GROWTH OR RUSSELL 3000 GROWTH INDEX).

   EQUITY BASED INCENTIVES HAVE BEEN A SIGNIFICANT PART OF MAZAMA'S COMPENSATION PLAN SINCE THE FIRM'S INCEPTION. IN TOTAL, OUR INVESTMENT TEAM REPRESENTS OVER 70% OF THE EQUITY OF THE FIRM ON A FULLY DILUTED BASIS. EVERY MEMBER OF THE INVESTMENT TEAM IS EITHER A DIRECT EQUITY OWNER OR AN OPTION HOLDER OR BOTH.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000; or over  $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE





/s/Shannon M. Lynch                                               11/21/2006
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Shannon M. Lynch
[(Printed Name of person signing)]


Compliance Officer
[(Title of person signing)]


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


           PRINCIPAL INVESTORS FUND - PARTNERS SMALLCAP VALUE FUND I
                                 [Name of Fund
                             ] RONALD P. GALA, CFA
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                         MELLON EQUITY ASSOCIATES, LLP
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     7      $1,691,763,935.94
                                        ------------------------------
 *  other pooled investment vehicles:...     0              0
                                        ------------------------------
 *  other accounts:.....................    19      $1,619,007,150.24
                                        ------------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF       TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     0             0
                                        ----------------------------
 *  other pooled investment vehicles:...     0             0
                                        ----------------------------
 *  other accounts:.....................     4      $449,190,378.14
                                        ----------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PORTFOLIO MANAGER COMPENSATION

   THE PORTFOLIO MANAGER'S CASH COMPENSATION IS COMPRISED PRIMARILY OF A MARKET-BASED SALARY AND AN INCENTIVE COMPENSATION PLAN (ANNUAL AND LONG TERM INCENTIVE). FUNDING FOR THE MEA ANNUAL INCENTIVE PLAN AND LONG TERM INCENTIVE PLAN IS THROUGH A PRE-DETERMINED FIXED PERCENTAGE OF OVERALL COMPANY PROFITABILITY. THEREFORE, ALL BONUS AWARDS ARE BASED INITIALLY ON COMPANY PERFORMANCE. THE INVESTMENT PROFESSIONALS ARE ELIGIBLE TO RECEIVE ANNUAL CASH BONUS AWARDS FROM THE INCENTIVE COMPENSATION PLAN. ANNUAL AWARDS ARE GRANTED IN MARCH FOR THE PRIOR CALENDAR YEAR. INDIVIDUAL AWARDS FOR INVESTMENT PROFESSIONALS ARE DISCRETIONARY, BASED ON PRODUCT PERFORMANCE, GOALS ESTABLISHED AT THE BEGINNING OF EACH CALENDAR YEAR AND A SUBJECTIVE EVALUATION OF THE PORTFOLIO MANAGER'S CONTRIBUTION TO THE OVERALL INVESTMENT PROCESS. ALSO CONSIDERED IN DETERMINING INDIVIDUAL AWARDS ARE TEAM PARTICIPATION AND GENERAL CONTRIBUTIONS TO MEA.

   ALL PORTFOLIO MANAGERS ARE ALSO ELIGIBLE TO PARTICIPATE IN THE MEA LONG TERM INCENTIVE PLAN. THIS PLAN PROVIDES FOR AN ANNUAL AWARD, PAYABLE IN DEFERRED CASH THAT CLIFF VESTS AFTER 3 YEARS, WITH AN INTEREST RATE EQUAL TO THE AVERAGE YEAR OVER YEAR EARNINGS GROWTH OF MEA (CAPPED AT 20% PER YEAR). MANAGEMENT HAS DISCRETION WITH RESPECT TO ACTUAL PARTICIPATION AND AWARD SIZE.


   MELLON ELECTIVE DEFERRED COMPENSATION PLAN

   PORTFOLIO MANAGERS WHOSE COMPENSATION EXCEEDS CERTAIN LEVELS MAY ELECT TO DEFER PORTIONS OF THEIR BASE SALARIES AND/OR INCENTIVE COMPENSATION PURSUANT TO MELLON'S ELECTIVE DEFERRED COMPENSATION PLAN.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or over $1,000,000. If the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE





/s/Ronald P. Gala                                                       11-29-06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Ronald P. Gala, CFA
[(Printed Name of person signing)]


Portfolio Manger
[(Title of person signing)]


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


            PRINCIPAL INVESTORS FUND - PARTNERS MIDCAP GROWTH FUND I
                                 [Name of Fund
                             ] ADAM T. LOGAN, CFA
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                         MELLON EQUITY ASSOCIATES, LLP
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     5      $1,503,466,964.02
                                        ------------------------------
 *  other pooled investment vehicles:...     0              0
                                        ------------------------------
 *  other accounts:.....................    10       $352,503,457.15
                                        ------------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PORTFOLIO MANAGER COMPENSATION

   THE PORTFOLIO MANAGER'S CASH COMPENSATION IS COMPRISED PRIMARILY OF A MARKET-BASED SALARY AND AN INCENTIVE COMPENSATION PLAN (ANNUAL AND LONG TERM INCENTIVE). FUNDING FOR THE MEA ANNUAL INCENTIVE PLAN AND LONG TERM INCENTIVE PLAN IS THROUGH A PRE-DETERMINED FIXED PERCENTAGE OF OVERALL COMPANY PROFITABILITY. THEREFORE, ALL BONUS AWARDS ARE BASED INITIALLY ON COMPANY PERFORMANCE. THE INVESTMENT PROFESSIONALS ARE ELIGIBLE TO RECEIVE ANNUAL CASH BONUS AWARDS FROM THE INCENTIVE COMPENSATION PLAN. ANNUAL AWARDS ARE GRANTED IN MARCH FOR THE PRIOR CALENDAR YEAR. INDIVIDUAL AWARDS FOR INVESTMENT PROFESSIONALS ARE DISCRETIONARY, BASED ON PRODUCT PERFORMANCE, GOALS ESTABLISHED AT THE BEGINNING OF EACH CALENDAR YEAR AND A SUBJECTIVE EVALUATION OF THE PORTFOLIO MANAGER'S CONTRIBUTION TO THE OVERALL INVESTMENT PROCESS. ALSO CONSIDERED IN DETERMINING INDIVIDUAL AWARDS ARE TEAM PARTICIPATION AND GENERAL CONTRIBUTIONS TO MEA.

   ALL PORTFOLIO MANAGERS ARE ALSO ELIGIBLE TO PARTICIPATE IN THE MEA LONG TERM INCENTIVE PLAN. THIS PLAN PROVIDES FOR AN ANNUAL AWARD, PAYABLE IN DEFERRED CASH THAT CLIFF VESTS AFTER 3 YEARS, WITH AN INTEREST RATE EQUAL TO THE AVERAGE YEAR OVER YEAR EARNINGS GROWTH OF MEA (CAPPED AT 20% PER YEAR). MANAGEMENT HAS DISCRETION WITH RESPECT TO ACTUAL PARTICIPATION AND AWARD SIZE.


   MELLON ELECTIVE DEFERRED COMPENSATION PLAN

   PORTFOLIO MANAGERS WHOSE COMPENSATION EXCEEDS CERTAIN LEVELS MAY ELECT TO DEFER PORTIONS OF THEIR BASE SALARIES AND/OR INCENTIVE COMPENSATION PURSUANT TO MELLON'S ELECTIVE DEFERRED COMPENSATION PLAN.


2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or over $1,000,000. If the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE





/s/Adam T. Logan                                                      29-Nov-06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Adam T. Logan, CFA
[(Printed Name of person signing)]


Portfolio Manager
[(Title of person signing)]


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


            PRINCIPAL INVESTORS FUND - PARTNERS MIDCAP GROWTH FUND I
                                 [Name of Fund
                            ] JOHN R. O'TOOLE, CFA
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                         MELLON EQUITY ASSOCIATES, LLP
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     6      $1,424,490,683.06
                                        ------------------------------
 *  other pooled investment vehicles:...     3       $109,515,511.60
                                        ------------------------------
 *  other accounts:.....................    26       $599.261,866.25
                                        ------------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     0            0
                                        ---------------------------
 *  other pooled investment vehicles:...     0            0
                                        ---------------------------
 *  other accounts:.....................     4      $44,796,148.71
                                        ---------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PORTFOLIO MANAGER COMPENSATION

   THE PORTFOLIO MANAGER'S CASH COMPENSATION IS COMPRISED PRIMARILY OF A MARKET-BASED SALARY AND AN INCENTIVE COMPENSATION PLAN (ANNUAL AND LONG TERM INCENTIVE). FUNDING FOR THE MEA ANNUAL INCENTIVE PLAN AND LONG TERM INCENTIVE PLAN IS THROUGH A PRE-DETERMINED FIXED PERCENTAGE OF OVERALL COMPANY PROFITABILITY. THEREFORE, ALL BONUS AWARDS ARE BASED INITIALLY ON COMPANY PERFORMANCE. THE INVESTMENT PROFESSIONALS ARE ELIGIBLE TO RECEIVE ANNUAL CASH BONUS AWARDS FROM THE INCENTIVE COMPENSATION PLAN. ANNUAL AWARDS ARE GRANTED IN MARCH FOR THE PRIOR CALENDAR YEAR. INDIVIDUAL AWARDS FOR INVESTMENT PROFESSIONALS ARE DISCRETIONARY, BASED ON PRODUCT PERFORMANCE, GOALS ESTABLISHED AT THE BEGINNING OF EACH CALENDAR YEAR AND A SUBJECTIVE EVALUATION OF THE PORTFOLIO MANAGER'S CONTRIBUTION TO THE OVERALL INVESTMENT PROCESS. ALSO CONSIDERED IN DETERMINING INDIVIDUAL AWARDS ARE TEAM PARTICIPATION AND GENERAL CONTRIBUTIONS TO MEA.

   ALL PORTFOLIO MANAGERS ARE ALSO ELIGIBLE TO PARTICIPATE IN THE MEA LONG TERM INCENTIVE PLAN. THIS PLAN PROVIDES FOR AN ANNUAL AWARD, PAYABLE IN DEFERRED CASH THAT CLIFF VESTS AFTER 3 YEARS, WITH AN INTEREST RATE EQUAL TO THE AVERAGE YEAR OVER YEAR EARNINGS GROWTH OF MEA (CAPPED AT 20% PER YEAR). MANAGEMENT HAS DISCRETION WITH RESPECT TO ACTUAL PARTICIPATION AND AWARD SIZE.


   MELLON ELECTIVE DEFERRED COMPENSATION PLAN

   PORTFOLIO MANAGERS WHOSE COMPENSATION EXCEEDS CERTAIN LEVELS MAY ELECT TO DEFER PORTIONS OF THEIR BASE SALARIES AND/OR INCENTIVE COMPENSATION PURSUANT TO MELLON'S ELECTIVE DEFERRED COMPENSATION PLAN.


2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or over $1,000,000. If the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE





/s/John R. O'Toole                                                   11/29/2006
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


John R. O'Toole, CFA
[(Printed Name of person signing)]


Portfolio Manager
[(Title of person signing)]


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


            PRINCIPAL INVESTORS FUND - PARTNERS SMALLCAP BLEND FUND
                                 [Name of Fund
                             ] RONALD P. GALA, CFA
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                         MELLON EQUITY ASSOCIATES, LLP
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     7      $1,595,551,824.59
                                        ------------------------------
 *  other pooled investment vehicles:...     0              0
                                        ------------------------------
 *  other accounts:.....................    19      $1,619,007,150.24
                                        ------------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF       TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     0             0
                                        ----------------------------
 *  other pooled investment vehicles:...     0             0
                                        ----------------------------
 *  other accounts:.....................     4      $449,190,378.14
                                        ----------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PORTFOLIO MANAGER COMPENSATION

   THE PORTFOLIO MANAGER'S CASH COMPENSATION IS COMPRISED PRIMARILY OF A MARKET-BASED SALARY AND AN INCENTIVE COMPENSATION PLAN (ANNUAL AND LONG TERM INCENTIVE). FUNDING FOR THE MEA ANNUAL INCENTIVE PLAN AND LONG TERM INCENTIVE PLAN IS THROUGH A PRE-DETERMINED FIXED PERCENTAGE OF OVERALL COMPANY PROFITABILITY. THEREFORE, ALL BONUS AWARDS ARE BASED INITIALLY ON COMPANY PERFORMANCE. THE INVESTMENT PROFESSIONALS ARE ELIGIBLE TO RECEIVE ANNUAL CASH BONUS AWARDS FROM THE INCENTIVE COMPENSATION PLAN. ANNUAL AWARDS ARE GRANTED IN MARCH FOR THE PRIOR CALENDAR YEAR. INDIVIDUAL AWARDS FOR INVESTMENT PROFESSIONALS ARE DISCRETIONARY, BASED ON PRODUCT PERFORMANCE, GOALS ESTABLISHED AT THE BEGINNING OF EACH CALENDAR YEAR AND A SUBJECTIVE EVALUATION OF THE PORTFOLIO MANAGER'S CONTRIBUTION TO THE OVERALL INVESTMENT PROCESS. ALSO CONSIDERED IN DETERMINING INDIVIDUAL AWARDS ARE TEAM PARTICIPATION AND GENERAL CONTRIBUTIONS TO MEA.

   ALL PORTFOLIO MANAGERS ARE ALSO ELIGIBLE TO PARTICIPATE IN THE MEA LONG TERM INCENTIVE PLAN. THIS PLAN PROVIDES FOR AN ANNUAL AWARD, PAYABLE IN DEFERRED CASH THAT CLIFF VESTS AFTER 3 YEARS, WITH AN INTEREST RATE EQUAL TO THE AVERAGE YEAR OVER YEAR EARNINGS GROWTH OF MEA (CAPPED AT 20% PER YEAR). MANAGEMENT HAS DISCRETION WITH RESPECT TO ACTUAL PARTICIPATION AND AWARD SIZE.


   MELLON ELECTIVE DEFERRED COMPENSATION PLAN

   PORTFOLIO MANAGERS WHOSE COMPENSATION EXCEEDS CERTAIN LEVELS MAY ELECT TO DEFER PORTIONS OF THEIR BASE SALARIES AND/OR INCENTIVE COMPENSATION PURSUANT TO MELLON'S ELECTIVE DEFERRED COMPENSATION PLAN.


2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or over $1,000,000. If the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE





/s/Ronald P. Gala                                                     11-29-06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Ronald P. Gala, CFA
[(Printed Name of person signing)]


Portfolio Manager
[(Title of person signing)]


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


            PRINCIPAL INVESTORS FUND - PARTNERS SMALLCAP BLEND FUND
                                 [Name of Fund
                            ] PETER D. GOSLIN, CFA
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                         MELLON EQUITY ASSOCIATES, LLP
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF       TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     5      $763,072,183.99
                                        ----------------------------
 *  other pooled investment vehicles:...     1      $200,789,809.12
                                        ----------------------------
 *  other accounts:.....................     7      $111,038,643.67
                                        ----------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PORTFOLIO MANAGER COMPENSATION

   THE PORTFOLIO MANAGER'S CASH COMPENSATION IS COMPRISED PRIMARILY OF A MARKET-BASED SALARY AND AN INCENTIVE COMPENSATION PLAN (ANNUAL AND LONG TERM INCENTIVE). FUNDING FOR THE MEA ANNUAL INCENTIVE PLAN AND LONG TERM INCENTIVE PLAN IS THROUGH A PRE-DETERMINED FIXED PERCENTAGE OF OVERALL COMPANY PROFITABILITY. THEREFORE, ALL BONUS AWARDS ARE BASED INITIALLY ON COMPANY PERFORMANCE. THE INVESTMENT PROFESSIONALS ARE ELIGIBLE TO RECEIVE ANNUAL CASH BONUS AWARDS FROM THE INCENTIVE COMPENSATION PLAN. ANNUAL AWARDS ARE GRANTED IN MARCH FOR THE PRIOR CALENDAR YEAR. INDIVIDUAL AWARDS FOR INVESTMENT PROFESSIONALS ARE DISCRETIONARY, BASED ON PRODUCT PERFORMANCE, GOALS ESTABLISHED AT THE BEGINNING OF EACH CALENDAR YEAR AND A SUBJECTIVE EVALUATION OF THE PORTFOLIO MANAGER'S CONTRIBUTION TO THE OVERALL INVESTMENT PROCESS. ALSO CONSIDERED IN DETERMINING INDIVIDUAL AWARDS ARE TEAM PARTICIPATION AND GENERAL CONTRIBUTIONS TO MEA.

   ALL PORTFOLIO MANAGERS ARE ALSO ELIGIBLE TO PARTICIPATE IN THE MEA LONG TERM INCENTIVE PLAN. THIS PLAN PROVIDES FOR AN ANNUAL AWARD, PAYABLE IN DEFERRED CASH THAT CLIFF VESTS AFTER 3 YEARS, WITH AN INTEREST RATE EQUAL TO THE AVERAGE YEAR OVER YEAR EARNINGS GROWTH OF MEA (CAPPED AT 20% PER YEAR). MANAGEMENT HAS DISCRETION WITH RESPECT TO ACTUAL PARTICIPATION AND AWARD SIZE.


   MELLON ELECTIVE DEFERRED COMPENSATION PLAN

   PORTFOLIO MANAGERS WHOSE COMPENSATION EXCEEDS CERTAIN LEVELS MAY ELECT TO DEFER PORTIONS OF THEIR BASE SALARIES AND/OR INCENTIVE COMPENSATION PURSUANT TO MELLON'S ELECTIVE DEFERRED COMPENSATION PLAN.


2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or over $1,000,000. If the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE





/s/Peter D. Goslin                                                      12-1-06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Peter D. Goslin, CFA
[(Printed Name of person signing)]


Portfolio Manager
[(Title of person signing)]



                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


           PRINCIPAL INVESTORS FUND - PARTNERS SMALLCAP VALUE FUND I
                                 [Name of Fund
                            ]       PETER D. GOSLIN
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                         MELLON EQUITY ASSOCIATES, LLP
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF       TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     5      $859,284,295.34
                                        ----------------------------
 *  other pooled investment vehicles:...     1      $200,789,809.12
                                        ----------------------------
 *  other accounts:.....................     7      $111,038,643.67
                                        ----------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PORTFOLIO MANAGER COMPENSATION

   THE PORTFOLIO MANAGER'S CASH COMPENSATION IS COMPRISED PRIMARILY OF A MARKET-BASED SALARY AND AN INCENTIVE COMPENSATION PLAN (ANNUAL AND LONG TERM INCENTIVE). FUNDING FOR THE MEA ANNUAL INCENTIVE PLAN AND LONG TERM INCENTIVE PLAN IS THROUGH A PRE-DETERMINED FIXED PERCENTAGE OF OVERALL COMPANY PROFITABILITY. THEREFORE, ALL BONUS AWARDS ARE BASED INITIALLY ON COMPANY PERFORMANCE. THE INVESTMENT PROFESSIONALS ARE ELIGIBLE TO RECEIVE ANNUAL CASH BONUS AWARDS FROM THE INCENTIVE COMPENSATION PLAN. ANNUAL AWARDS ARE GRANTED IN MARCH FOR THE PRIOR CALENDAR YEAR. INDIVIDUAL AWARDS FOR INVESTMENT PROFESSIONALS ARE DISCRETIONARY, BASED ON PRODUCT PERFORMANCE, GOALS ESTABLISHED AT THE BEGINNING OF EACH CALENDAR YEAR AND A SUBJECTIVE EVALUATION OF THE PORTFOLIO MANAGER'S CONTRIBUTION TO THE OVERALL INVESTMENT PROCESS. ALSO CONSIDERED IN DETERMINING INDIVIDUAL AWARDS ARE TEAM PARTICIPATION AND GENERAL CONTRIBUTIONS TO MEA.

   ALL PORTFOLIO MANAGERS ARE ALSO ELIGIBLE TO PARTICIPATE IN THE MEA LONG TERM INCENTIVE PLAN. THIS PLAN PROVIDES FOR AN ANNUAL AWARD, PAYABLE IN DEFERRED CASH THAT CLIFF VESTS AFTER 3 YEARS, WITH AN INTEREST RATE EQUAL TO THE AVERAGE YEAR OVER YEAR EARNINGS GROWTH OF MEA (CAPPED AT 20% PER YEAR). MANAGEMENT HAS DISCRETION WITH RESPECT TO ACTUAL PARTICIPATION AND AWARD SIZE.


   MELLON ELECTIVE DEFERRED COMPENSATION PLAN

   PORTFOLIO MANAGERS WHOSE COMPENSATION EXCEEDS CERTAIN LEVELS MAY ELECT TO DEFER PORTIONS OF THEIR BASE SALARIES AND/OR INCENTIVE COMPENSATION PURSUANT TO MELLON'S ELECTIVE DEFERRED COMPENSATION PLAN.


2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or over $1,000,000. If the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE





/s/Peter D. Goslin                                                      12-1-06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Peter D. Goslin
[(Printed Name of person signing)]


Portfolio Manager
[(Title of person signing)]


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


              PRINCIPAL INVESTORS FUND PARTNERS MID-CAP VALUE FUND
                                 [Name of Fund
                               ] S. BASU MULLICK
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                       NEUBERGER BERMAN MANAGEMENT, INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS      ASSETS
 *  registered investment companies: ...    12      $7.9 BILLION
                                        --------------------------
 *  other pooled investment vehicles:...     1      $10.9 MILLION
                                        --------------------------
 *  other accounts:.....................     1      $15.0 MILLION
                                        --------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   *****

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   A PORTION OF THE COMPENSATION PAID TO EACH PORTFOLIO MANAGER IS DETERMINED BY COMPARISONS TO PRE-DETERMINED PEER GROUPS AND BENCHMARKS, AS OPPOSED TO A SYSTEM DEPENDENT ON A PERCENT OF MANAGEMENT FEES. THE PORTFOLIO MANAGERS ARE PAID A BASE SALARY THAT IS NOT DEPENDENT ON PERFORMANCE. EACH PORTFOLIO MANAGER ALSO HAS A "TARGET BONUS," WHICH IS SET EACH YEAR AND CAN BE INCREASED OR DECREASED PRIOR TO PAYMENT BASED IN PART ON PERFORMANCE MEASURED AGAINST THE RELEVANT PEER GROUP AND BENCHMARK. PERFORMANCE IS MEASURED ON A THREE-YEAR ROLLING AVERAGE IN ORDER TO EMPHASIZE LONGER-TERM PERFORMANCE. THERE IS ALSO A SUBJECTIVE COMPONENT TO DETERMINING THE BONUS, WHICH CONSISTS OF THE FOLLOWING FACTORS: (I) THE INDIVIDUAL'S WILLINGNESS TO WORK WITH THE MARKETING AND SALES GROUPS; (II) HIS OR HER EFFECTIVENESS IN BUILDING A FRANCHISE; AND (III) CLIENT SERVICING. SENIOR MANAGEMENT DETERMINES THIS COMPONENT IN APPROPRIATE CASES. THERE ARE ADDITIONAL COMPONENTS THAT COMPRISE THE PORTFOLIO MANAGERS' COMPENSATION PACKAGES, INCLUDING: (I) WHETHER THE MANAGER WAS A PARTNER/PRINCIPAL OF NEUBERGER BERMAN PRIOR TO NEUBERGER BERMAN INC.'S INITIAL PUBLIC OFFERING; (II) FOR MORE RECENT HIRES, INCENTIVES THAT MAY HAVE BEEN NEGOTIATED AT THE TIME THE PORTFOLIO MANAGER JOINED THE NEUBERGER BERMAN COMPLEX; AND (III) THE TOTAL AMOUNT OF ASSETS FOR WHICH THE PORTFOLIO MANAGER IS RESPONSIBLE.
   OUR PORTFOLIO MANAGERS HAVE ALWAYS HAD A DEGREE OF INDEPENDENCE THAT THEY WOULD NOT GET AT OTHER FIRMS THAT HAVE, FOR EXAMPLE, INVESTMENT COMMITTEES. WE BELIEVE THAT OUR PORTFOLIO MANAGERS ARE RETAINED NOT ONLY THROUGH COMPENSATION AND OPPORTUNITIES FOR ADVANCEMENT, BUT ALSO BY A COLLEGIAL AND STABLE MONEY MANAGEMENT ENVIRONMENT.
   IN ADDITION, THERE ARE ADDITIONAL STOCK AND OPTION AWARD PROGRAMS AVAILABLE. WE BELIEVE THE MEASUREMENT VERSUS THE PEER GROUPS ON A THREE-YEAR ROLLING AVERAGE BASIS CREATES A MEANINGFUL DISINCENTIVE TO TRY AND BEAT THE PEER GROUP AND BENCHMARK IN ANY GIVEN YEAR BY TAKING UNDUE RISKS IN PORTFOLIO MANAGEMENT. THE INCENTIVE IS TO BE A SOLID PERFORMER OVER THE LONGER-TERM, NOT NECESSARILY TO BE A SHORT-TERM WINNER IN ANY GIVEN YEAR.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  - $1,000,000; or over $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE




/s/Kevin A. Pemberton                                                12/7/2006

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Kevin A. Pemberton
[(Printed Name of person signing)]


Vice President, Compliance Officer, Sub-Advised Funds
[(Title of person signing)]


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                Principal Investors Fund, Inc. - High Yield Fund
                             [Name of Fund/Account
                               ]Lawrence A. Post
                           [Name of Portfolio Manager
                           ]Post Advisory Group, LLC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     5       $493,768,794
                                        ---------------------------
 *  other pooled investment vehicles:...    10      $1,448,322,996
                                        ---------------------------
 *  other accounts:.....................    51      $7,100,274,165
                                        ---------------------------

      For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     0            $0
                                        ---------------------------
 *  other pooled investment vehicles:...     3       $224,178,235
                                        ---------------------------
 *  other accounts:.....................    18      $2,233,430,454
                                        ---------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   POST ADVISORY GROUP, LLC ("POST") AND ITS RESPECTIVE AFFILIATES ADVISE OTHER CLIENTS AND FUNDS, WHOSE ACCOUNTS MAY PURCHASE OR SELL THE SAME SECURITIES AS THE FUND. IN ADDITION, POST OR ITS AFFILIATES MAY ORGANIZE OTHER DOMESTIC OR OFFSHORE FUNDS, WHICH MAY BE MANAGED BY POST AND WHICH MAY HAVE INVESTMENT OBJECTIVES SUBSTANTIALLY SIMILAR TO THOSE OF THE FUND. POST OR ITS AFFILIATES MAY ALSO SEEK INVESTMENT OPPORTUNITIES THAT MAY BE OF INTEREST TO THE FUND. IN MANAGING SUCH FUNDS AND ACCOUNTS, CONFLICTS OF INTEREST MAY ARISE. POST'S INVESTMENT ALLOCATIONS ARE DESIGNED TO PROVIDE A FAIR ALLOCATION OF PURCHASES AND SALES OF SECURITIES AMONG THE VARIOUS ACCOUNTS MANAGED BY POST, WHILE PRESERVING INCENTIVES FOR THE KEY PRINCIPALS TO FIND NEW INVESTMENT OPPORTUNITIES, AND TO ENSURE COMPLIANCE WITH APPROPRIATE REGULATORY REQUIREMENTS. POTENTIAL CONFLICTS OF INTEREST MAY EXIST IN INSTANCES IN WHICH POST OR ITS AFFILIATES DETERMINE THAT A SPECIFIC TRANSACTION IN A SECURITY IS APPROPRIATE FOR A SPECIFIC ACCOUNT BASED UPON NUMEROUS FACTORS INCLUDING, AMONG OTHER THINGS, INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES, OR RESTRICTIONS, WHILE OTHER ACCOUNT MANAGED BY POST OR ITS AFFILIATES MAY HOLD OR TAKE THE OPPOSITE POSITION IN THE SECURITY IN ACCORDANCE WITH THOSE ACCOUNTS' INVESTMENT OBJECTIVES, STRATEGIES AND RESTRICTIONS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, POST MAY AGGREGATE THE TRADE ORDERS OF THE FUDN WITH THE TRADE ORDERS OF POST FOR OTHER ACCOUNTS MANAGED BY POST OR ITS AFFILIATES. POST'S POLICIES AND PROCEDURES ARE INTENDED TO PRODUCE FAIRNESS OVER TIME, BUT MAY NOT PRODUCE MATHEMATICAL PRECISION IN THE ALLOCATION OF INDIVIDUAL PURCHASES AND SALES OF SECURITIES BECAUSE OF, AMONG OTHER THINGS, THE NATURE OF THE FIXED INCOME MARKET AND THE TRANSACTIONS COSTS THAT MAYBE INCURRED IN DOING SO. POST'S POLICIES AND PROCEDURES ARE ALSO INTENDED TO BE SO0NSISTENT WITH ITS DUTY TO SEEK BEST EXECUTION AND BEST PRICES OBTAINABLE UNDER THE CIRCUMSTANCES FOR ALL ACCOUNTS UNDER THEIR MANAGEMENT. POST'S KEY PRINCIPALS MAY FACE DEMANDS ON THEIR TIME OTHER THAN THE DEMANDS OF THE FUND. SUCH KEY PRINCIPALS WILL ENGAGE IN THE SAME OR SIMILAR TRADING STRATEGIES FOR THE ACCOUNTS MANAGED BY POST AND ITS AFFILIATES OR OTHERS AS THOSE OF THE HIGH YIELD BOND FUND. SUCH KEY PRINCIPALS RECEIVE SALARIES AND OTHER COMPENSATION FROM THEIR EMPLOYMENT WITH POST AND POST MAY RECEIVE FEES AND OTHER COMPENSATION FOR THE SERVICES IT PROVIDES AND OTHER TRANSACTIONS INTO WITH IT ENTERS. EMPLOYEES OF POST MAY ENGAGE IN PERSONAL INVESTMENT ACTIVITIES THAT COULD INVOLVE A CONFLICT OF INTEREST WITH THE INVESTMENT ACTIVITIES IOF THE FUND. POST'S CODE OF ETHICS INVOLVES PROCEDURES AND POLICIES INTENDED TO MINIMIZE ANY SUCH CONFLICTS OF INTEREST.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE COMPENSATION FOR THE POST ADVISORY GROUP, LLC SENIOR INVESTMENT PROFESSIONALS IS COMPRISED OF BASE SALARY, BONUS POOL AND CERTAIN OTHER PERFORMANCE INCENTIVES. INCENTIVES IN THE FORM OF AN ANNUAL BONUS ARE DETERMINED BASED ON THE OVERALL PERFORMANCE OF THE FIRM.



2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE





/s/ Lawrence A. Post                                                    12/1/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]

                         Lawrence A. Post

             [(Printed Name of person signing)]

Chief Executive Officer & Chief Investment Officer, Post Advisory Group, LLC

                 [(Title of person signing)
]


           [(INTERNAL USE:  REVIEWER'S SIGNATURE)
   ]



                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                Principal Investors Fund, Inc. - High Yield Fund
                             [Name of Fund/Account
                               ]Allan Schweitzer
                           [Name of Portfolio Manager
                                       ]
                           Post Advisory Group, LLC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     5       $493,768,794
                                        ---------------------------
 *  other pooled investment vehicles:...     6      $1,168,053,306
                                        ---------------------------
 *  other accounts:.....................    41      $6,000,239,390
                                        ---------------------------

      For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     0            $0
                                        ---------------------------
 *  other pooled investment vehicles:...     0            $0
                                        ---------------------------
 *  other accounts:.....................     9      $1,150,560,526
                                        ---------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   POST ADVISORY GROUP, LLC ("POST") AND ITS RESPECTIVE AFFILIATES ADVISE OTHER CLIENTS AND FUNDS, WHOSE ACCOUNTS MAY PURCHASE OR SELL THE SAME SECURITIES AS THE FUND. IN ADDITION, POST OR ITS AFFILIATES MAY ORGANIZE OTHER DOMESTIC OR OFFSHORE FUNDS, WHICH MAY BE MANAGED BY POST AND WHICH MAY HAVE INVESTMENT OBJECTIVES SUBSTANTIALLY SIMILAR TO THOSE OF THE FUND. POST OR ITS AFFILIATES MAY ALSO SEEK INVESTMENT OPPORTUNITIES THAT MAY BE OF INTEREST TO THE FUND. IN MANAGING SUCH FUNDS AND ACCOUNTS, CONFLICTS OF INTEREST MAY ARISE. POST'S INVESTMENT ALLOCATIONS ARE DESIGNED TO PROVIDE A FAIR ALLOCATION OF PURCHASES AND SALES OF SECURITIES AMONG THE VARIOUS ACCOUNTS MANAGED BY POST, WHILE PRESERVING INCENTIVES FOR THE KEY PRINCIPALS TO FIND NEW INVESTMENT OPPORTUNITIES, AND TO ENSURE COMPLIANCE WITH APPROPRIATE REGULATORY REQUIREMENTS. POTENTIAL CONFLICTS OF INTEREST MAY EXIST IN INSTANCES IN WHICH POST OR ITS AFFILIATES DETERMINE THAT A SPECIFIC TRANSACTION IN A SECURITY IS APPROPRIATE FOR A SPECIFIC ACCOUNT BASED UPON NUMEROUS FACTORS INCLUDING, AMONG OTHER THINGS, INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES, OR RESTRICTIONS, WHILE OTHER ACCOUNT MANAGED BY POST OR ITS AFFILIATES MAY HOLD OR TAKE THE OPPOSITE POSITION IN THE SECURITY IN ACCORDANCE WITH THOSE ACCOUNTS' INVESTMENT OBJECTIVES, STRATEGIES AND RESTRICTIONS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, POST MAY AGGREGATE THE TRADE ORDERS OF THE FUDN WITH THE TRADE ORDERS OF POST FOR OTHER ACCOUNTS MANAGED BY POST OR ITS AFFILIATES. POST'S POLICIES AND PROCEDURES ARE INTENDED TO PRODUCE FAIRNESS OVER TIME, BUT MAY NOT PRODUCE MATHEMATICAL PRECISION IN THE ALLOCATION OF INDIVIDUAL PURCHASES AND SALES OF SECURITIES BECAUSE OF, AMONG OTHER THINGS, THE NATURE OF THE FIXED INCOME MARKET AND THE TRANSACTIONS COSTS THAT MAYBE INCURRED IN DOING SO. POST'S POLICIES AND PROCEDURES ARE ALSO INTENDED TO BE SO0NSISTENT WITH ITS DUTY TO SEEK BEST EXECUTION AND BEST PRICES OBTAINABLE UNDER THE CIRCUMSTANCES FOR ALL ACCOUNTS UNDER THEIR MANAGEMENT. POST'S KEY PRINCIPALS MAY FACE DEMANDS ON THEIR TIME OTHER THAN THE DEMANDS OF THE FUND. SUCH KEY PRINCIPALS WILL ENGAGE IN THE SAME OR SIMILAR TRADING STRATEGIES FOR THE ACCOUNTS MANAGED BY POST AND ITS AFFILIATES OR OTHERS AS THOSE OF THE HIGH YIELD BOND FUND. SUCH KEY PRINCIPALS RECEIVE SALARIES AND OTHER COMPENSATION FROM THEIR EMPLOYMENT WITH POST AND POST MAY RECEIVE FEES AND OTHER COMPENSATION FOR THE SERVICES IT PROVIDES AND OTHER TRANSACTIONS INTO WITH IT ENTERS. EMPLOYEES OF POST MAY ENGAGE IN PERSONAL INVESTMENT ACTIVITIES THAT COULD INVOLVE A CONFLICT OF INTEREST WITH THE INVESTMENT ACTIVITIES IOF THE FUND. POST'S CODE OF ETHICS INVOLVES PROCEDURES AND POLICIES INTENDED TO MINIMIZE ANY SUCH CONFLICTS OF INTEREST.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE COMPENSATION FOR THE POST ADVISORY GROUP, LLC SENIOR INVESTMENT PROFESSIONALS IS COMPRISED OF BASE SALARY, BONUS POOL AND CERTAIN OTHER PERFORMANCE INCENTIVES. INCENTIVES IN THE FORM OF AN ANNUAL BONUS ARE DETERMINED BASED ON THE OVERALL PERFORMANCE OF THE FIRM.



2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE





/s/ Allan Schweitzer                                                    12/1/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]

                         Allan Schweitzer

             [(Printed Name of person signing)]

                        Managing Director

                 [(Title of person signing)
]


           [(INTERNAL USE:  REVIEWER'S SIGNATURE)
   ]




                                  Page 1 of 3







                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                PRINCIPAL INVESTORS FUND, INC. -- BOND & MORTGAGE
                                SECURITIES FUND
                                  [Name of Fund

                           ]   WILLIAM C. ARMSTRONG
                         [    Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

            THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND LISTED ABOVE IS SHARED BY FOUR PORTFOLIO MANAGERS OPERATING AS A TEAM, SHARING AUTHORITY AND RESPONSIBILITY FOR RESEARCH AND DAY-TO-DAY MANAGEMENT WITH NO LIMITATION ON THE AUTHORITY OF ONE PORTFOLIO MANAGER IN RELATION TO ANOTHER.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     3      $2,577,357,891.02
                                        ------------------------------
 *  other pooled investment vehicles:...     4      $6,845,031,104.85
                                        ------------------------------
 *  other accounts:.....................    19       $992,498,861.04
                                        ------------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     0              0
                                        ------------------------------
 *  other pooled investment vehicles:...  ***0**            0
                                        ------------------------------
 *  other accounts:.....................  ***2**    $1,175,160,712.65
                                        ------------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR FIXED INCOME PORTFOLIO MANAGERS IS 80% WEIGHTED TO INVESTMENT PERFORMANCE AND 20% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE. THE TARGET INCENTIVE FOR FIXED INCOME PORTFOLIO MANAGERS RANGES FROM 60% TO 150% OF ACTUAL BASE EARNINGS, DEPENDING ON JOB LEVEL.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS AND A BENCHMARK IS MEASURED FOR A PERIOD UP TO FIVE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN FIVE YEARS).
   O VERSUS THE PEER GROUP, 100% OF TARGET INCENTIVE IS ACHIEVED IF THE PORTFOLIO PERFORMANCE IS 35TH PERCENTILE. NO PAYOUT IS REALIZED IF PERFORMANCE IS BELOW 50TH PERCENTILE. 200% PAYOUT IS ACHIEVED AT 15TH PERCENTILE OR BETTER FOR THE RESPECTIVE PERIOD.
   O VERSUS THE BENCHMARK, 100% OF TARGET INCENTIVE IS ACHIEVED AT CERTAIN LEVELS OF OUTPERFORMANCE, WHICH VARY BY PORTFOLIO. NO PAYOUT IS REALIZED FOR PERFORMANCE AT OR BELOW THE LEVEL OF THE BENCHMARK.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000. If the Portfolio Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   $50,001 - $100,000




/s/ William C. Armstrong                                                12/6/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


William C. Armstrong
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
]


                                  Page 1 of 2




                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                              PRINCIPAL INVESTORS FUND, INC. -- BOND & MORTGAGE
SECURITIES FUND
                                 [Name of Fund

                            ]    TIMOTHY R. WARRICK
                         [    Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

      THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND LISTED ABOVE IS SHARED BY FOUR PORTFOLIO MANAGERS OPERATING AS A TEAM, SHARING AUTHORITY AND RESPONSIBILITY FOR RESEARCH AND DAY-TO-DAY MANAGEMENT WITH NO LIMITATION ON THE AUTHORITY OF ONE PORTFOLIO MANAGER IN RELATION TO ANOTHER.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts managed within each  of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     3      $2,577,357,891.02
                                        ------------------------------
 *  other pooled investment vehicles:...     4      $6,845,031,104.85
                                        ------------------------------
 *  other accounts:.....................    21      $1,263,256,520.67
                                        ------------------------------

      or each of the categories,  the number of accounts and the total assets in
      the  accounts  with  respect to  which   advisory  fee  is  based  on  the
      performance of the account

                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     0             $0
                                        ------------------------------
 *  other pooled investment vehicles:...     0             $0
                                        ------------------------------
 *  other accounts:.....................     2      $1,175,160,712.65
                                        ------------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR FIXED INCOME PORTFOLIO MANAGERS IS 80% WEIGHTED TO INVESTMENT PERFORMANCE AND 20% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE. THE TARGET INCENTIVE FOR FIXED INCOME PORTFOLIO MANAGERS RANGES FROM 60% TO 150% OF ACTUAL BASE EARNINGS, DEPENDING ON JOB LEVEL.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS AND A BENCHMARK IS MEASURED FOR A PERIOD UP TO FIVE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN FIVE YEARS).
   O VERSUS THE PEER GROUP, 100% OF TARGET INCENTIVE IS ACHIEVED IF THE PORTFOLIO PERFORMANCE IS 35TH PERCENTILE. NO PAYOUT IS REALIZED IF PERFORMANCE IS BELOW 50TH PERCENTILE. 200% PAYOUT IS ACHIEVED AT 15TH PERCENTILE OR BETTER FOR THE RESPECTIVE PERIOD.
   O VERSUS THE BENCHMARK, 100% OF TARGET INCENTIVE IS ACHIEVED AT CERTAIN LEVELS OF OUTPERFORMANCE, WHICH VARY BY PORTFOLIO. NO PAYOUT IS REALIZED FOR PERFORMANCE AT OR BELOW THE LEVEL OF THE BENCHMARK.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000. If the Portfolio Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   $10,001 - $50,000






[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Timothy R. Warrick
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
]



                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


           PRINCIPAL INVESTORS FUND, INC. -- DISCIPLINED LARGE CAP BLEND FUND
                                 [Name of Fund

                           ]    JEFFREY A. SCHWARTE
                           [Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     2      $1,177,491,049.23
                                        ------------------------------
 *  other pooled investment vehicles:...     2       $582,739,794.73
                                        ------------------------------
 *  other accounts:.....................     8       $454,904,359.70
                                        ------------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR EQUITY PORTFOLIO MANAGERS IS 90% WEIGHTED TO INVESTMENT PERFORMANCE AND 10% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS IS MEASURED FOR A PERIOD UP TO THREE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN THREE YEARS).
   O VERSUS THE PEER GROUP, INCENTIVE PAYOUT STARTS AT 55TH PERCENTILE AND REACHES 100% AT THE 25TH PERCENTILE FOR THE 1, 2, AND 3-YEAR PERIODS.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000; or over  $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.




/s/ Jeff Schwarte                                                       12/6/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Jeff Schwarte
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
]


                                  Page 1 of 2

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


              PRINCIPAL INVESTORS FUND, INC. --DIVERSIFIED INTERNATIONAL FUND
                                 [Name of Fund

                            ]    PAUL BLANKENHAGEN
                           [Name of Portfolio Manager

                         ] PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

      THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND LISTED ABOVE IS SHARED BY THREE PORTFOLIO MANAGERS OPERATING AS A TEAM, SHARING AUTHORITY AND RESPONSIBILITY FOR RESEARCH AND DAY-TO-DAY MANAGEMENT WITH NO LIMITATION ON THE AUTHORITY OF ONE PORTFOLIO MANAGER IN RELATION TO ANOTHER.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts managed within each  of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     2      $1,164,875,693.52
                                        ------------------------------
 *  other pooled investment vehicles:...     2      $3,324,414,221.10
                                        ------------------------------
 *  other accounts:.....................     0             $0
                                        ------------------------------

      or each of the categories,  the number of accounts and the total assets in
      the  accounts  with  respect to  which   advisory  fee  is  based  on  the
      performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR EQUITY PORTFOLIO MANAGERS IS 90% WEIGHTED TO INVESTMENT PERFORMANCE AND 10% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS IS MEASURED FOR A PERIOD UP TO THREE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN THREE YEARS).
   O VERSUS THE PEER GROUP, INCENTIVE PAYOUT STARTS AT 55TH PERCENTILE AND REACHES 100% AT THE 25TH PERCENTILE FOR THE 1, 2, AND 3-YEAR PERIODS.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000; or over  $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   $50,000 - $100,000




/s/ Paul Blankenhagen                                                   12/11/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Paul Blankenhagen
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
]


                                  Page 1 of 2



                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


             PRINCIPAL INVESTORS FUND, INC. -- DIVERSIFIED INTERNATIONAL FUND
                                 [Name of Fund

                            ]          JULIET COHN
                          [  Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

      THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND LISTED ABOVE IS SHARED BY THREE PORTFOLIO MANAGERS OPERATING AS A TEAM, SHARING AUTHORITY AND RESPONSIBILITY FOR RESEARCH AND DAY-TO-DAY MANAGEMENT WITH NO LIMITATION ON THE AUTHORITY OF ONE PORTFOLIO MANAGER IN RELATION TO ANOTHER.


Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts managed within each  of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     2      $1,164,875,693.52
                                        ------------------------------
 *  other pooled investment vehicles:...     2      $3,324,414,221.10
                                        ------------------------------
 *  other accounts:.....................     2       $116,580,952.48
                                        ------------------------------

      or each of the categories,  the number of accounts and the total assets in
      the  accounts  with  respect to  which   advisory  fee  is  based  on  the
      performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR EQUITY PORTFOLIO MANAGERS IS 90% WEIGHTED TO INVESTMENT PERFORMANCE AND 10% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS IS MEASURED FOR A PERIOD UP TO THREE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN THREE YEARS).
   O VERSUS THE PEER GROUP, INCENTIVE PAYOUT STARTS AT 55TH PERCENTILE AND REACHES 100% AT THE 25TH PERCENTILE FOR THE 1, 2, AND 3-YEAR PERIODS.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000; or over  $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.*****




/s/ Juliet Cohn                                                         12/7/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Juliet Cohn
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
]


                                  Page 1 of 2


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


            PRINCIPAL INVESTORS FUND, INC. -- DIVERSIFIED INTERNATIONAL FUND
                                 [Name of Fund

                            ]           CHRIS IBACH
                        [     Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

      THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND LISTED ABOVE IS SHARED BY THREE PORTFOLIO MANAGERS OPERATING AS A TEAM, SHARING AUTHORITY AND RESPONSIBILITY FOR RESEARCH AND DAY-TO-DAY MANAGEMENT WITH NO LIMITATION ON THE AUTHORITY OF ONE PORTFOLIO MANAGER IN RELATION TO ANOTHER.


Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts managed within each  of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     2      $1,164,875,693.52
                                        ------------------------------
 *  other pooled investment vehicles:...     2      $3,324,414,221.10
                                        ------------------------------
 *  other accounts:.....................     3       $68,125,430.72
                                        ------------------------------

      or each of the categories,  the number of accounts and the total assets in
      the  accounts  with  respect to  which   advisory  fee  is  based  on  the
      performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR EQUITY PORTFOLIO MANAGERS IS 90% WEIGHTED TO INVESTMENT PERFORMANCE AND 10% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS IS MEASURED FOR A PERIOD UP TO THREE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN THREE YEARS).
   O VERSUS THE PEER GROUP, INCENTIVE PAYOUT STARTS AT 55TH PERCENTILE AND REACHES 100% AT THE 25TH PERCENTILE FOR THE 1, 2, AND 3-YEAR PERIODS.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000; or over  $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   $100,001 - $500,000




/s/ Chris Ibach                                                         12/11/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Chris Ibach
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
]


                                  Page 1 of 2


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                     PRINCIPAL INVESTORS FUND, INC. - EQUITY INCOME FUND
                                 [Name of Fund

                            ]      DIRK LASCHANZKY
                          [ Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     8      $2,167,498,632.43
                                        ------------------------------
 *  other pooled investment vehicles:...     4      $8,659,519,873.81
                                        ------------------------------
 *  other accounts:.....................     6       $628,983,801.83
                                        ------------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR EQUITY PORTFOLIO MANAGERS IS 90% WEIGHTED TO INVESTMENT PERFORMANCE AND 10% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS IS MEASURED FOR A PERIOD UP TO THREE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN THREE YEARS).
   O VERSUS THE PEER GROUP, INCENTIVE PAYOUT STARTS AT 55TH PERCENTILE AND REACHES 100% AT THE 25TH PERCENTILE FOR THE 1, 2, AND 3-YEAR PERIODS.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000; or over  $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.*****




/s/ Dirk Laschanzky                                                     12/5/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Dirk Laschanzky
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
]


                                  Page 1 of 2


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


     PRINCIPAL INVESTORS FUND, INC. - GOVERNMENT AND HIGH QUALITY BOND FUND
                                 [Name of Fund

                                ]BRAD FREDERICKS
                           [Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

      THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND LISTED ABOVE IS SHARED BY TWO PORTFOLIO MANAGERS OPERATING AS A TEAM, SHARING AUTHORITY AND RESPONSIBILITY FOR RESEARCH AND DAY-TO-DAY MANAGEMENT WITH NO LIMITATION ON THE AUTHORITY OF ONE PORTFOLIO MANAGER IN RELATION TO ANOTHER.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts  managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF       TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     2      $693,274,927.48
                                        ----------------------------
 *  other pooled investment vehicles:...     1      $952,385,788.51
                                        ----------------------------
 *  other accounts:.....................     0            $0
                                        ----------------------------

      or each of the categories, the number of accounts and the total assets  in
      the  accounts  with  respect  to  which   advisory  fee  is  based  on the
      performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR FIXED INCOME PORTFOLIO MANAGERS IS 80% WEIGHTED TO INVESTMENT PERFORMANCE AND 20% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE. THE TARGET INCENTIVE FOR FIXED INCOME PORTFOLIO MANAGERS RANGES FROM 60% TO 150% OF ACTUAL BASE EARNINGS, DEPENDING ON JOB LEVEL.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS AND A BENCHMARK IS MEASURED FOR A PERIOD UP TO FIVE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN FIVE YEARS).
   O VERSUS THE PEER GROUP, 100% OF TARGET INCENTIVE IS ACHIEVED IF THE PORTFOLIO PERFORMANCE IS 35TH PERCENTILE. NO PAYOUT IS REALIZED IF PERFORMANCE IS BELOW 50TH PERCENTILE. 200% PAYOUT IS ACHIEVED AT 15TH PERCENTILE OR BETTER FOR THE RESPECTIVE PERIOD.
   O VERSUS THE BENCHMARK, 100% OF TARGET INCENTIVE IS ACHIEVED AT CERTAIN LEVELS OF OUTPERFORMANCE, WHICH VARY BY PORTFOLIO. NO PAYOUT IS REALIZED FOR PERFORMANCE AT OR BELOW THE LEVEL OF THE BENCHMARK.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000. If the Portfolio Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.*****




/s/ Brad Fredericks                                                     12/05/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Brad Fredericks
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
]


                                  Page 1 of 2


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


     PRINCIPAL INVESTORS FUND, INC. - GOVERNMENT AND HIGH QUALITY BOND FUND
                                 [Name of Fund

                                  ]LISA STANGE
                           [Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

      THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND LISTED ABOVE IS SHARED BY TWO PORTFOLIO MANAGERS OPERATING AS A TEAM, SHARING AUTHORITY AND RESPONSIBILITY FOR RESEARCH AND DAY-TO-DAY MANAGEMENT WITH NO LIMITATION ON THE AUTHORITY OF ONE PORTFOLIO MANAGER IN RELATION TO ANOTHER.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts  managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF       TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     2      $693,274,927.48
                                        ----------------------------
 *  other pooled investment vehicles:...     1      $952,385,788.51
                                        ----------------------------
 *  other accounts:.....................     0            $0
                                        ----------------------------

      or each of the categories, the number of accounts and the total assets  in
      the  accounts  with  respect  to  which   advisory  fee  is  based  on the
      performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR FIXED INCOME PORTFOLIO MANAGERS IS 80% WEIGHTED TO INVESTMENT PERFORMANCE AND 20% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE. THE TARGET INCENTIVE FOR FIXED INCOME PORTFOLIO MANAGERS RANGES FROM 60% TO 150% OF ACTUAL BASE EARNINGS, DEPENDING ON JOB LEVEL.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS AND A BENCHMARK IS MEASURED FOR A PERIOD UP TO FIVE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN FIVE YEARS).
   O VERSUS THE PEER GROUP, 100% OF TARGET INCENTIVE IS ACHIEVED IF THE PORTFOLIO PERFORMANCE IS 35TH PERCENTILE. NO PAYOUT IS REALIZED IF PERFORMANCE IS BELOW 50TH PERCENTILE. 200% PAYOUT IS ACHIEVED AT 15TH PERCENTILE OR BETTER FOR THE RESPECTIVE PERIOD.
   O VERSUS THE BENCHMARK, 100% OF TARGET INCENTIVE IS ACHIEVED AT CERTAIN LEVELS OF OUTPERFORMANCE, WHICH VARY BY PORTFOLIO. NO PAYOUT IS REALIZED FOR PERFORMANCE AT OR BELOW THE LEVEL OF THE BENCHMARK.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000. If the Portfolio Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.*****




/s/ Lisa A. Stange                                                      12/6/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Lisa Stange
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
]


                                  Page 1 of 2


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                  PRINCIPAL INVESTORS FUND, INC. - HIGH QUALITY
                          INTERMEDIATE TERM BOND FUND
                                  [Name of Fund

                           ]    WILLIAM C. ARMSTRONG
                        [      Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

      THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND LISTED ABOVE IS SHARED BY FOUR PORTFOLIO MANAGERS OPERATING AS A TEAM, SHARING AUTHORITY AND RESPONSIBILITY FOR RESEARCH AND DAY-TO-DAY MANAGEMENT WITH NO LIMITATION ON THE AUTHORITY OF ONE PORTFOLIO MANAGER IN RELATION TO ANOTHER.


Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts managed within each  of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     3      $2,577,357,891.02
                                        ------------------------------
 *  other pooled investment vehicles:...     4      $6,845,031,104.85
                                        ------------------------------
 *  other accounts:.....................    19       $992,498,861.04
                                        ------------------------------

      or each of the categories,  the number of accounts and the total assets in
      the  accounts  with  respect to  which   advisory  fee  is  based  on  the
      performance of the account

                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     0             $0
                                        ------------------------------
 *  other pooled investment vehicles:...     0             $0
                                        ------------------------------
 *  other accounts:.....................     2      $1,175,160,712.65
                                        ------------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR FIXED INCOME PORTFOLIO MANAGERS IS 80% WEIGHTED TO INVESTMENT PERFORMANCE AND 20% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE. THE TARGET INCENTIVE FOR FIXED INCOME PORTFOLIO MANAGERS RANGES FROM 60% TO 150% OF ACTUAL BASE EARNINGS, DEPENDING ON JOB LEVEL.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS AND A BENCHMARK IS MEASURED FOR A PERIOD UP TO FIVE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN FIVE YEARS).
   O VERSUS THE PEER GROUP, 100% OF TARGET INCENTIVE IS ACHIEVED IF THE PORTFOLIO PERFORMANCE IS 35TH PERCENTILE. NO PAYOUT IS REALIZED IF PERFORMANCE IS BELOW 50TH PERCENTILE. 200% PAYOUT IS ACHIEVED AT 15TH PERCENTILE OR BETTER FOR THE RESPECTIVE PERIOD.
   O VERSUS THE BENCHMARK, 100% OF TARGET INCENTIVE IS ACHIEVED AT CERTAIN LEVELS OF OUTPERFORMANCE, WHICH VARY BY PORTFOLIO. NO PAYOUT IS REALIZED FOR PERFORMANCE AT OR BELOW THE LEVEL OF THE BENCHMARK.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000. If the Portfolio Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.*****




/s/ William C. Armstrong                                                12/6/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


William C. Armstrong
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
]


                                  Page 1 of 2


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                  PRINCIPAL INVESTORS FUND, INC. - HIGH QUALITY
                          INTERMEDIATE TERM BOND FUND
                                  [Name of Fund

                            ]    TIMOTHY R. WARRICK
                         [    Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

      THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND LISTED ABOVE IS SHARED BY FOUR PORTFOLIO MANAGERS OPERATING AS A TEAM, SHARING AUTHORITY AND RESPONSIBILITY FOR RESEARCH AND DAY-TO-DAY MANAGEMENT WITH NO LIMITATION ON THE AUTHORITY OF ONE PORTFOLIO MANAGER IN RELATION TO ANOTHER.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts managed within each  of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     3      $2,577,357,891.02
                                        ------------------------------
 *  other pooled investment vehicles:...     4      $6,845,031,104.85
                                        ------------------------------
 *  other accounts:.....................    21      $1,263,256,520.67
                                        ------------------------------

      or each of the categories,  the number of accounts and the total assets in
      the  accounts  with  respect to  which   advisory  fee  is  based  on  the
      performance of the account

                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     0             $0
                                        ------------------------------
 *  other pooled investment vehicles:...     0             $0
                                        ------------------------------
 *  other accounts:.....................     2      $1,175,160,712.65
                                        ------------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR FIXED INCOME PORTFOLIO MANAGERS IS 80% WEIGHTED TO INVESTMENT PERFORMANCE AND 20% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE. THE TARGET INCENTIVE FOR FIXED INCOME PORTFOLIO MANAGERS RANGES FROM 60% TO 150% OF ACTUAL BASE EARNINGS, DEPENDING ON JOB LEVEL.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS AND A BENCHMARK IS MEASURED FOR A PERIOD UP TO FIVE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN FIVE YEARS).
   O VERSUS THE PEER GROUP, 100% OF TARGET INCENTIVE IS ACHIEVED IF THE PORTFOLIO PERFORMANCE IS 35TH PERCENTILE. NO PAYOUT IS REALIZED IF PERFORMANCE IS BELOW 50TH PERCENTILE. 200% PAYOUT IS ACHIEVED AT 15TH PERCENTILE OR BETTER FOR THE RESPECTIVE PERIOD.
   O VERSUS THE BENCHMARK, 100% OF TARGET INCENTIVE IS ACHIEVED AT CERTAIN LEVELS OF OUTPERFORMANCE, WHICH VARY BY PORTFOLIO. NO PAYOUT IS REALIZED FOR PERFORMANCE AT OR BELOW THE LEVEL OF THE BENCHMARK.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000. If the Portfolio Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.




/s/ Timothy R. Warrick                                                  12/5/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Timothy R. Warrick
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
]


                                  Page 1 of 2


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


          PRINCIPAL INVESTORS FUND, INC. -- INFLATION PROTECTION FUND
                                 [Name of Fund

                               ]MARTIN J. SCHAFER
                           [Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

      THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND LISTED ABOVE IS SHARED BY TWO PORTFOLIO MANAGERS OPERATING AS A TEAM, SHARING AUTHORITY AND RESPONSIBILITY FOR RESEARCH AND DAY-TO-DAY MANAGEMENT WITH NO LIMITATION ON THE AUTHORITY OF ONE PORTFOLIO MANAGER IN RELATION TO ANOTHER.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts  managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF       TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     3      $455,352,670.89
                                        ----------------------------
 *  other pooled investment vehicles:...     2      $262,917,019.91
                                        ----------------------------
 *  other accounts:.....................     5      $442,300,536.06
                                        ----------------------------

      or each of the categories, the number of accounts and the total assets  in
      the  accounts  with  respect  to  which   advisory  fee  is  based  on the
      performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR FIXED INCOME PORTFOLIO MANAGERS IS 80% WEIGHTED TO INVESTMENT PERFORMANCE AND 20% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE. THE TARGET INCENTIVE FOR FIXED INCOME PORTFOLIO MANAGERS RANGES FROM 60% TO 150% OF ACTUAL BASE EARNINGS, DEPENDING ON JOB LEVEL.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS AND A BENCHMARK IS MEASURED FOR A PERIOD UP TO FIVE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN FIVE YEARS).
   O VERSUS THE PEER GROUP, 100% OF TARGET INCENTIVE IS ACHIEVED IF THE PORTFOLIO PERFORMANCE IS 35TH PERCENTILE. NO PAYOUT IS REALIZED IF PERFORMANCE IS BELOW 50TH PERCENTILE. 200% PAYOUT IS ACHIEVED AT 15TH PERCENTILE OR BETTER FOR THE RESPECTIVE PERIOD.
   O VERSUS THE BENCHMARK, 100% OF TARGET INCENTIVE IS ACHIEVED AT CERTAIN LEVELS OF OUTPERFORMANCE, WHICH VARY BY PORTFOLIO. NO PAYOUT IS REALIZED FOR PERFORMANCE AT OR BELOW THE LEVEL OF THE BENCHMARK.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000. If the Portfolio Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.




/s/ Martin J. Schafer                                                   12/5/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Martin J. Schafer
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
]


                                  Page 1 of 2


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


          PRINCIPAL INVESTORS FUND, INC. -- INFLATION PROTECTION FUND
                                 [Name of Fund

                                 ]GWEN SWANGER
                           [Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

      THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND LISTED ABOVE IS SHARED BY TWO PORTFOLIO MANAGERS OPERATING AS A TEAM, SHARING AUTHORITY AND RESPONSIBILITY FOR RESEARCH AND DAY-TO-DAY MANAGEMENT WITH NO LIMITATION ON THE AUTHORITY OF ONE PORTFOLIO MANAGER IN RELATION TO ANOTHER.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts  managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF       TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     1      $122,378,223.87
                                        ----------------------------
 *  other pooled investment vehicles:...     0            $0
                                        ----------------------------
 *  other accounts:.....................     3      $282,689,743.46
                                        ----------------------------

      or each of the categories, the number of accounts and the total assets  in
      the  accounts  with  respect  to  which   advisory  fee  is  based  on the
      performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR FIXED INCOME PORTFOLIO MANAGERS IS 80% WEIGHTED TO INVESTMENT PERFORMANCE AND 20% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE. THE TARGET INCENTIVE FOR FIXED INCOME PORTFOLIO MANAGERS RANGES FROM 60% TO 150% OF ACTUAL BASE EARNINGS, DEPENDING ON JOB LEVEL.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS AND A BENCHMARK IS MEASURED FOR A PERIOD UP TO FIVE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN FIVE YEARS).
   O VERSUS THE PEER GROUP, 100% OF TARGET INCENTIVE IS ACHIEVED IF THE PORTFOLIO PERFORMANCE IS 35TH PERCENTILE. NO PAYOUT IS REALIZED IF PERFORMANCE IS BELOW 50TH PERCENTILE. 200% PAYOUT IS ACHIEVED AT 15TH PERCENTILE OR BETTER FOR THE RESPECTIVE PERIOD.
   O VERSUS THE BENCHMARK, 100% OF TARGET INCENTIVE IS ACHIEVED AT CERTAIN LEVELS OF OUTPERFORMANCE, WHICH VARY BY PORTFOLIO. NO PAYOUT IS REALIZED FOR PERFORMANCE AT OR BELOW THE LEVEL OF THE BENCHMARK.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000. If the Portfolio Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.




/s/ Gwen Swanger                                                        12/06/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Gwen Swanger
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
]


                                  Page 1 of 2


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         PRINCIPAL INVESTORS FUND, INC. -- INTERNATIONAL EMERGING MARKETS FUND
                                 [Name of Fund

                            ]     MICHAEL MARUSIAK
                          [  Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

      THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND LISTED ABOVE IS SHARED BY TWO PORTFOLIO MANAGERS OPERATING AS A TEAM, SHARING AUTHORITY AND RESPONSIBILITY FOR RESEARCH AND DAY-TO-DAY MANAGEMENT WITH NO LIMITATION ON THE AUTHORITY OF ONE PORTFOLIO MANAGER IN RELATION TO ANOTHER.


Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts  managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF       TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     2      $437,338,274.91
                                        ----------------------------
 *  other pooled investment vehicles:...     1      $796,912,444.76
                                        ----------------------------
 *  other accounts:.....................     9      $706,971,579.30
                                        ----------------------------

      or each of the categories, the number of accounts and the total assets  in
      the  accounts  with  respect  to  which   advisory  fee  is  based  on the
      performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR EQUITY PORTFOLIO MANAGERS IS 90% WEIGHTED TO INVESTMENT PERFORMANCE AND 10% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS IS MEASURED FOR A PERIOD UP TO THREE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN THREE YEARS).
   O VERSUS THE PEER GROUP, INCENTIVE PAYOUT STARTS AT 55TH PERCENTILE AND REACHES 100% AT THE 25TH PERCENTILE FOR THE 1, 2, AND 3-YEAR PERIODS.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000; or over  $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   $100,001 - $500,000





 /s/ Michael Marusiak                                                   12/7/06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Michael Marusiak
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
]


                                  Page 1 of 2


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


         PRINCIPAL INVESTORS FUND, INC. -- INTERNATIONAL EMERGING MARKETS FUND
                                 [Name of Fund

                            ]    MICHAEL L. REYNAL
                           [Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

      THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND LISTED ABOVE IS SHARED BY TWO PORTFOLIO MANAGERS OPERATING AS A TEAM, SHARING AUTHORITY AND RESPONSIBILITY FOR RESEARCH AND DAY-TO-DAY MANAGEMENT WITH NO LIMITATION ON THE AUTHORITY OF ONE PORTFOLIO MANAGER IN RELATION TO ANOTHER.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts  managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF       TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     2      $437,338,274.91
                                        ----------------------------
 *  other pooled investment vehicles:...     1      $796,912,444.76
                                        ----------------------------
 *  other accounts:.....................     8      $691,380,563.75
                                        ----------------------------

      or each of the categories, the number of accounts and the total assets  in
      the  accounts  with  respect  to  which   advisory  fee  is  based  on the
      performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR EQUITY PORTFOLIO MANAGERS IS 90% WEIGHTED TO INVESTMENT PERFORMANCE AND 10% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS IS MEASURED FOR A PERIOD UP TO THREE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN THREE YEARS).
   O VERSUS THE PEER GROUP, INCENTIVE PAYOUT STARTS AT 55TH PERCENTILE AND REACHES 100% AT THE 25TH PERCENTILE FOR THE 1, 2, AND 3-YEAR PERIODS.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000; or over  $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   $50,000 - $100,000*****




/s/ Michael L. Reynal                                                 12/8/2006

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Michael L. Reynal
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
]


                                  Page 1 of 2



                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                PRINCIPAL INVESTORS FUND, INC. -- INTERNATIONAL GROWTH FUND
                                 [Name of Fund

                            ]          STEVE LARSON
                         [   Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

      THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND LISTED ABOVE IS SHARED BY TWO PORTFOLIO MANAGERS OPERATING AS A TEAM, SHARING AUTHORITY AND RESPONSIBILITY FOR RESEARCH AND DAY-TO-DAY MANAGEMENT WITH NO LIMITATION ON THE AUTHORITY OF ONE PORTFOLIO MANAGER IN RELATION TO ANOTHER.



Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts  managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     1      $1,272,521,187.05
                                        ------------------------------
 *  other pooled investment vehicles:...     1        $5,314,776.70
                                        ------------------------------
 *  other accounts:.....................     2       $348,946,701.53
                                        ------------------------------

      or each of the categories, the number of accounts and the total assets  in
      the  accounts  with  respect  to  which   advisory  fee  is  based  on the
      performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR EQUITY PORTFOLIO MANAGERS IS 90% WEIGHTED TO INVESTMENT PERFORMANCE AND 10% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS IS MEASURED FOR A PERIOD UP TO THREE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN THREE YEARS).
   O VERSUS THE PEER GROUP, INCENTIVE PAYOUT STARTS AT 55TH PERCENTILE AND REACHES 100% AT THE 25TH PERCENTILE FOR THE 1, 2, AND 3-YEAR PERIODS.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000; or over  $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.




/s/ Steven M. Larson                                                    12/8/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Steven M. Larson
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
]


                                  Page 1 of 2



                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                PRINCIPAL INVESTORS FUND, INC. -- INTERNATIONAL GROWTH FUND
                                 [Name of Fund

                            ]        JOHN PIHLBLAD
                         [   Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

      THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND LISTED ABOVE IS SHARED BY TWO PORTFOLIO MANAGERS OPERATING AS A TEAM, SHARING AUTHORITY AND RESPONSIBILITY FOR RESEARCH AND DAY-TO-DAY MANAGEMENT WITH NO LIMITATION ON THE AUTHORITY OF ONE PORTFOLIO MANAGER IN RELATION TO ANOTHER.


Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts  managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     3      $2,298,622,135.48
                                        ------------------------------
 *  other pooled investment vehicles:...     2       $468,924,259.58
                                        ------------------------------
 *  other accounts:.....................     0             $0
                                        ------------------------------

      or each of the categories, the number of accounts and the total assets  in
      the  accounts  with  respect  to  which   advisory  fee  is  based  on the
      performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR EQUITY PORTFOLIO MANAGERS IS 90% WEIGHTED TO INVESTMENT PERFORMANCE AND 10% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS IS MEASURED FOR A PERIOD UP TO THREE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN THREE YEARS).
   O VERSUS THE PEER GROUP, INCENTIVE PAYOUT STARTS AT 55TH PERCENTILE AND REACHES 100% AT THE 25TH PERCENTILE FOR THE 1, 2, AND 3-YEAR PERIODS.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000; or over  $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.




/s/ John Pihlblad                                                       12/6/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


John Pihlblad
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
]


                                  Page 1 of 2


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


           PRINCIPAL INVESTORS FUND, INC. -- LARGECAP S&P 500 INDEX FUND
                                 [Name of Fund

                            ]      DIRK LASCHANZKY
                          [ Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

      THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND LISTED ABOVE IS SHARED BY TWO PORTFOLIO MANAGERS OPERATING AS A TEAM, SHARING AUTHORITY AND RESPONSIBILITY FOR RESEARCH AND DAY-TO-DAY MANAGEMENT WITH NO LIMITATION ON THE AUTHORITY OF ONE PORTFOLIO MANAGER IN RELATION TO ANOTHER.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts  managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     8      $2,167,498,632.43
                                        ------------------------------
 *  other pooled investment vehicles:...     4      $8,659,519,873.81
                                        ------------------------------
 *  other accounts:.....................     6       $628,983,801.83
                                        ------------------------------

      or each of the categories, the number of accounts and the total assets  in
      the  accounts  with  respect  to  which   advisory  fee  is  based  on the
      performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR EQUITY PORTFOLIO MANAGERS IS 90% WEIGHTED TO INVESTMENT PERFORMANCE AND 10% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS IS MEASURED FOR A PERIOD UP TO THREE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN THREE YEARS).
   O VERSUS THE PEER GROUP, INCENTIVE PAYOUT STARTS AT 55TH PERCENTILE AND REACHES 100% AT THE 25TH PERCENTILE FOR THE 1, 2, AND 3-YEAR PERIODS.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000; or over  $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.*****




/s/ Dirk Laschanzky                                                     12/5/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Dirk Laschanzky
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
]


                                  Page 1 of 2


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


           PRINCIPAL INVESTORS FUND, INC. -- LARGECAP S&P 500 INDEX FUND
                                 [Name of Fund

                            ]    MARIATERESA MONACO
                         [   Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

      THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND LISTED ABOVE IS SHARED BY TWO PORTFOLIO MANAGERS OPERATING AS A TEAM, SHARING AUTHORITY AND RESPONSIBILITY FOR RESEARCH AND DAY-TO-DAY MANAGEMENT WITH NO LIMITATION ON THE AUTHORITY OF ONE PORTFOLIO MANAGER IN RELATION TO ANOTHER.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts  managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     5      $1,749,885,489.23
                                        ------------------------------
 *  other pooled investment vehicles:...     4      $8,397,891,842.51
                                        ------------------------------
 *  other accounts:.....................     0             $0
                                        ------------------------------

      or each of the categories, the number of accounts and the total assets  in
      the  accounts  with  respect  to  which   advisory  fee  is  based  on the
      performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------


   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR EQUITY PORTFOLIO MANAGERS IS 90% WEIGHTED TO INVESTMENT PERFORMANCE AND 10% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS IS MEASURED FOR A PERIOD UP TO THREE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN THREE YEARS).
   O VERSUS THE PEER GROUP, INCENTIVE PAYOUT STARTS AT 55TH PERCENTILE AND REACHES 100% AT THE 25TH PERCENTILE FOR THE 1, 2, AND 3-YEAR PERIODS.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000; or over  $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   $0




/s/ Mariateresa Monaco                                                  12/11/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Mariateresa Monaco
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
]


                                  Page 1 of 2


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                      PRINCIPAL INVESTORS FUND, INC. -- LARGE CAP VALUE FUND
                                 [Name of Fund

                            ]         JOHN PIHLBLAD
                         [   Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     3      $2,298,622,135.48
                                        ------------------------------
 *  other pooled investment vehicles:...     2       $468,924,259.58
                                        ------------------------------
 *  other accounts:.....................     0             $0
                                        ------------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR EQUITY PORTFOLIO MANAGERS IS 90% WEIGHTED TO INVESTMENT PERFORMANCE AND 10% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS IS MEASURED FOR A PERIOD UP TO THREE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN THREE YEARS).
   O VERSUS THE PEER GROUP, INCENTIVE PAYOUT STARTS AT 55TH PERCENTILE AND REACHES 100% AT THE 25TH PERCENTILE FOR THE 1, 2, AND 3-YEAR PERIODS.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000; or over  $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.*****




/s/ John Pihlblad                                                       12/6/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


John Pihlblad
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
]


                                  Page 1 of 2



                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                   PRINCIPAL INVESTORS FUND, INC. -- MIDCAP BLEND FUND
                                 [Name of Fund

                           ]       K. WILLIAM NOLIN
                          [ Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     2      $1,255,183,656.90
                                        ------------------------------
 *  other pooled investment vehicles:...     3      $1,408,727,253.72
                                        ------------------------------
 *  other accounts:.....................     0             $0
                                        ------------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR EQUITY PORTFOLIO MANAGERS IS 90% WEIGHTED TO INVESTMENT PERFORMANCE AND 10% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS IS MEASURED FOR A PERIOD UP TO THREE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN THREE YEARS).
   O VERSUS THE PEER GROUP, INCENTIVE PAYOUT STARTS AT 55TH PERCENTILE AND REACHES 100% AT THE 25TH PERCENTILE FOR THE 1, 2, AND 3-YEAR PERIODS.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000; or over  $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   $50,001 - $100,000





/s/ K. William Nolin                                                    12/11/06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


K. William Nolin
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
]


                                  Page 1 of 2

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


            PRINCIPAL INVESTORS FUND, INC. -- MIDCAP S&P 400 INDEX FUND
                                 [Name of Fund

                            ]      DIRK LASCHANZKY
                          [ Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

      THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND LISTED ABOVE IS SHARED BY TWO PORTFOLIO MANAGERS OPERATING AS A TEAM, SHARING AUTHORITY AND RESPONSIBILITY FOR RESEARCH AND DAY-TO-DAY MANAGEMENT WITH NO LIMITATION ON THE AUTHORITY OF ONE PORTFOLIO MANAGER IN RELATION TO ANOTHER.


Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts  managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     8      $2,167,498,632.43
                                        ------------------------------
 *  other pooled investment vehicles:...     4      $8,659,519,873.81
                                        ------------------------------
 *  other accounts:.....................     6       $628,983,801.83
                                        ------------------------------

      or each of the categories, the number of accounts and the total assets  in
      the  accounts  with  respect  to  which   advisory  fee  is  based  on the
      performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR EQUITY PORTFOLIO MANAGERS IS 90% WEIGHTED TO INVESTMENT PERFORMANCE AND 10% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS IS MEASURED FOR A PERIOD UP TO THREE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN THREE YEARS).
   O VERSUS THE PEER GROUP, INCENTIVE PAYOUT STARTS AT 55TH PERCENTILE AND REACHES 100% AT THE 25TH PERCENTILE FOR THE 1, 2, AND 3-YEAR PERIODS.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000; or over  $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.*****




/s/ Dirk Laschanzky                                                     12/5/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Dirk Laschanzky
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
   ]


                                  Page 1 of 2



                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


            PRINCIPAL INVESTORS FUND, INC. -- MIDCAP S&P 400 INDEX FUND
                                 [Name of Fund

                            ]    MARIATERESA MONACO
                          [ Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

      THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND LISTED ABOVE IS SHARED BY TWO PORTFOLIO MANAGERS OPERATING AS A TEAM, SHARING AUTHORITY AND RESPONSIBILITY FOR RESEARCH AND DAY-TO-DAY MANAGEMENT WITH NO LIMITATION ON THE AUTHORITY OF ONE PORTFOLIO MANAGER IN RELATION TO ANOTHER.


Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts  managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     5      $1,749,885,489.23
                                        ------------------------------
 *  other pooled investment vehicles:...     4      $8,397,891,842.51
                                        ------------------------------
 *  other accounts:.....................     0             $0
                                        ------------------------------

      or each of the categories, the number of accounts and the total assets  in
      the  accounts  with  respect  to  which   advisory  fee  is  based  on the
      performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------


   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR EQUITY PORTFOLIO MANAGERS IS 90% WEIGHTED TO INVESTMENT PERFORMANCE AND 10% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS IS MEASURED FOR A PERIOD UP TO THREE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN THREE YEARS).
   O VERSUS THE PEER GROUP, INCENTIVE PAYOUT STARTS AT 55TH PERCENTILE AND REACHES 100% AT THE 25TH PERCENTILE FOR THE 1, 2, AND 3-YEAR PERIODS.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000; or over  $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   $0




/s/ Mariateresa Monaco                                                  12/11/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Mariateresa Monaco
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
   ]


                                  Page 1 of 2


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                     PRINCIPAL INVESTORS FUND, INC. -- MIDCAP VALUE FUND
                                 [Name of Fund

                            ]      DIRK LASCHANZKY
                          [ Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

      THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND LISTED ABOVE IS SHARED BY TWO PORTFOLIO MANAGERS OPERATING AS A TEAM, SHARING AUTHORITY AND RESPONSIBILITY FOR RESEARCH AND DAY-TO-DAY MANAGEMENT WITH NO LIMITATION ON THE AUTHORITY OF ONE PORTFOLIO MANAGER IN RELATION TO ANOTHER.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts  managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     8      $2,167,498,632.43
                                        ------------------------------
 *  other pooled investment vehicles:...     4      $8,659,519,873.81
                                        ------------------------------
 *  other accounts:.....................     6       $628,983,801.83
                                        ------------------------------

      or each of the categories, the number of accounts and the total assets  in
      the  accounts  with  respect  to  which   advisory  fee  is  based  on the
      performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR EQUITY PORTFOLIO MANAGERS IS 90% WEIGHTED TO INVESTMENT PERFORMANCE AND 10% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS IS MEASURED FOR A PERIOD UP TO THREE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN THREE YEARS).
   O VERSUS THE PEER GROUP, INCENTIVE PAYOUT STARTS AT 55TH PERCENTILE AND REACHES 100% AT THE 25TH PERCENTILE FOR THE 1, 2, AND 3-YEAR PERIODS.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000; or over  $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.*****




/s/ Dirk Laschanzky                                                     12/5/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Dirk Laschanzky
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
   ]


                                  Page 1 of 2


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                     PRINCIPAL INVESTORS FUND, INC. --MIDCAP VALUE FUND
                                 [Name of Fund

                           ]     JEFFREY A. SCHWARTE
                          [  Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

      THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND LISTED ABOVE IS SHARED BY TWO PORTFOLIO MANAGERS OPERATING AS A TEAM, SHARING AUTHORITY AND RESPONSIBILITY FOR RESEARCH AND DAY-TO-DAY MANAGEMENT WITH NO LIMITATION ON THE AUTHORITY OF ONE PORTFOLIO MANAGER IN RELATION TO ANOTHER.



Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts  managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     2      $1,177,491,049.23
                                        ------------------------------
 *  other pooled investment vehicles:...     2       $582,739,794.73
                                        ------------------------------
 *  other accounts:.....................     8       $454,904,359.70
                                        ------------------------------

      or each of the categories, the number of accounts and the total assets  in
      the  accounts  with  respect  to  which   advisory  fee  is  based  on the
      performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR EQUITY PORTFOLIO MANAGERS IS 90% WEIGHTED TO INVESTMENT PERFORMANCE AND 10% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS IS MEASURED FOR A PERIOD UP TO THREE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN THREE YEARS).
   O VERSUS THE PEER GROUP, INCENTIVE PAYOUT STARTS AT 55TH PERCENTILE AND REACHES 100% AT THE 25TH PERCENTILE FOR THE 1, 2, AND 3-YEAR PERIODS.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000; or over  $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.*****




/s/ Jeff Schwarte                                                       12/6/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Jeff Schwarte
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
]


                                  Page 1 of 2



                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


              PRINCIPAL INVESTORS FUND, INC. -- MONEY MARKET FUND
                                 [Name of Fund

                                  ]TRACY REEG
                           [Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

      THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND LISTED ABOVE IS SHARED BY TWO PORTFOLIO MANAGERS OPERATING AS A TEAM, SHARING AUTHORITY AND RESPONSIBILITY FOR RESEARCH AND DAY-TO-DAY MANAGEMENT WITH NO LIMITATION ON THE AUTHORITY OF ONE PORTFOLIO MANAGER IN RELATION TO ANOTHER.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts  managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     2       $866,706,607.41
                                        ------------------------------
 *  other pooled investment vehicles:...     1      $3,897,931,676.37
                                        ------------------------------
 *  other accounts:.....................     0             $0
                                        ------------------------------

      or each of the categories, the number of accounts and the total assets  in
      the  accounts  with  respect  to  which   advisory  fee  is  based  on the
      performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR FIXED INCOME PORTFOLIO MANAGERS IS 70% WEIGHTED TO INVESTMENT PERFORMANCE, 10% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE, AND 20% WEIGHTED TO PRINCIPAL FINANCIAL GROUP ANNUAL PERFORMANCE SCORE.

   O  INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A PEER GROUP
   O PERFORMANCE VERSUS PEERS IS MEASURED FOR A PERIOD UP TO FIVE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN FIVE YEARS).
   O VERSUS THE PEER GROUP, 100% OF TARGET INCENTIVE IS ACHIEVED IF THE PORTFOLIO PERFORMANCE IS 50TH.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or over $1,000,000. If the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   $1-$10,000*****





/s/Tracy Reeg                                                          12/14/06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Tracy Reeg
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
]


                                  Page 1 of 2



                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


              PRINCIPAL INVESTORS FUND, INC. -- MONEY MARKET FUND
                                 [Name of Fund

                                ]ALICE ROBERTSON
                           [Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

      THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND LISTED ABOVE IS SHARED BY TWO PORTFOLIO MANAGERS OPERATING AS A TEAM, SHARING AUTHORITY AND RESPONSIBILITY FOR RESEARCH AND DAY-TO-DAY MANAGEMENT WITH NO LIMITATION ON THE AUTHORITY OF ONE PORTFOLIO MANAGER IN RELATION TO ANOTHER.


Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts  managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     2       $866,706,607.41
                                        ------------------------------
 *  other pooled investment vehicles:...     1      $3,897,931,676.37
                                        ------------------------------
 *  other accounts:.....................     0             $0
                                        ------------------------------

      or each of the categories, the number of accounts and the total assets  in
      the  accounts  with  respect  to  which   advisory  fee  is  based  on the
      performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR FIXED INCOME PORTFOLIO MANAGERS IS 70% WEIGHTED TO INVESTMENT PERFORMANCE, 10% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE, AND 20% WEIGHTED TO PRINCIPAL FINANCIAL GROUP ANNUAL PERFORMANCE SCORE.

   O  INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A PEER GROUP
   O PERFORMANCE VERSUS PEERS IS MEASURED FOR A PERIOD UP TO FIVE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN FIVE YEARS).
   O VERSUS THE PEER GROUP, 100% OF TARGET INCENTIVE IS ACHIEVED IF THE PORTFOLIO PERFORMANCE IS 50TH.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or over $1,000,000. If the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.





/s/ Alice B. Robertson                                                12/14/06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Alice B. Robertson
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
]


                                  Page 1 of 2

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                    PRINCIPAL INVESTORS FUND, INC. -- LIFETIME 2010 FUND
                                 [Name of Fund

                            ]      DIRK LASCHANZKY
                         [   Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     8      $2,167,498,632.43
                                        ------------------------------
 *  other pooled investment vehicles:...     4      $8,659,519,873.81
                                        ------------------------------
 *  other accounts:.....................     6       $628,983,801.83
                                        ------------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR EQUITY PORTFOLIO MANAGERS IS 90% WEIGHTED TO INVESTMENT PERFORMANCE AND 10% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS IS MEASURED FOR A PERIOD UP TO THREE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN THREE YEARS).
   O VERSUS THE PEER GROUP, INCENTIVE PAYOUT STARTS AT 55TH PERCENTILE AND REACHES 100% AT THE 25TH PERCENTILE FOR THE 1, 2, AND 3-YEAR PERIODS.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000; or over  $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.*****




/s/ Dirk Laschanzky                                                     12/5/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Dirk Laschanzky
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
]


                                  Page 1 of 2



                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                    PRINCIPAL INVESTORS FUND, INC. -- LIFETIME 2020 FUND
                                 [Name of Fund

                            ]      DIRK LASCHANZKY
                         [   Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     8      $2,167,498,632.43
                                        ------------------------------
 *  other pooled investment vehicles:...     4      $8,659,519,873.81
                                        ------------------------------
 *  other accounts:.....................     6       $628,983,801.83
                                        ------------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR EQUITY PORTFOLIO MANAGERS IS 90% WEIGHTED TO INVESTMENT PERFORMANCE AND 10% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS IS MEASURED FOR A PERIOD UP TO THREE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN THREE YEARS).
   O VERSUS THE PEER GROUP, INCENTIVE PAYOUT STARTS AT 55TH PERCENTILE AND REACHES 100% AT THE 25TH PERCENTILE FOR THE 1, 2, AND 3-YEAR PERIODS.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000; or over  $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.*****




/s/ Dirk Laschanzky                                                     12/5/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Dirk Laschanzky
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
]


                                  Page 1 of 2

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                    PRINCIPAL INVESTORS FUND, INC. -- LIFETIME 2030 FUND
                                 [Name of Fund

                            ]      DIRK LASCHANZKY
                         [   Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     8      $2,167,498,632.43
                                        ------------------------------
 *  other pooled investment vehicles:...     4      $8,659,519,873.81
                                        ------------------------------
 *  other accounts:.....................     6       $628,983,801.83
                                        ------------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR EQUITY PORTFOLIO MANAGERS IS 90% WEIGHTED TO INVESTMENT PERFORMANCE AND 10% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS IS MEASURED FOR A PERIOD UP TO THREE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN THREE YEARS).
   O VERSUS THE PEER GROUP, INCENTIVE PAYOUT STARTS AT 55TH PERCENTILE AND REACHES 100% AT THE 25TH PERCENTILE FOR THE 1, 2, AND 3-YEAR PERIODS.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000; or over  $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.




/s/ Dirk Laschanzky                                                     12/5/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Dirk Laschanzky
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
]


                                  Page 1 of 2

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                    PRINCIPAL INVESTORS FUND, INC. -- LIFETIME 2040 FUND
                                 [Name of Fund

                            ]      DIRK LASCHANZKY
                         [   Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     8      $2,167,498,632.43
                                        ------------------------------
 *  other pooled investment vehicles:...     4      $8,659,519,873.81
                                        ------------------------------
 *  other accounts:.....................     6       $628,983,801.83
                                        ------------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR EQUITY PORTFOLIO MANAGERS IS 90% WEIGHTED TO INVESTMENT PERFORMANCE AND 10% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS IS MEASURED FOR A PERIOD UP TO THREE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN THREE YEARS).
   O VERSUS THE PEER GROUP, INCENTIVE PAYOUT STARTS AT 55TH PERCENTILE AND REACHES 100% AT THE 25TH PERCENTILE FOR THE 1, 2, AND 3-YEAR PERIODS.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000; or over  $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.*****




/s/ Dirk Laschanzky                                                     12/5/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Dirk Laschanzky
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
   ]


                                  Page 1 of 2

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                    PRINCIPAL INVESTORS FUND, INC. -- LIFETIME 2050 FUND
                                 [Name of Fund

                            ]      DIRK LASCHANZKY
                         [   Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     8      $2,167,498,632.43
                                        ------------------------------
 *  other pooled investment vehicles:...     4      $8,659,519,873.81
                                        ------------------------------
 *  other accounts:.....................     6       $628,983,801.83
                                        ------------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR EQUITY PORTFOLIO MANAGERS IS 90% WEIGHTED TO INVESTMENT PERFORMANCE AND 10% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS IS MEASURED FOR A PERIOD UP TO THREE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN THREE YEARS).
   O VERSUS THE PEER GROUP, INCENTIVE PAYOUT STARTS AT 55TH PERCENTILE AND REACHES 100% AT THE 25TH PERCENTILE FOR THE 1, 2, AND 3-YEAR PERIODS.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000; or over  $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.*****




/s/ Dirk Laschanzky                                                     12/5/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Dirk Laschanzky
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
]


                                  Page 1 of 2

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


           PRINCIPAL INVESTORS FUND, INC. -- LIFETIME STRATEGIC INCOME FUND
                                 [Name of Fund

                            ]       DIRK LASCHANZKY
                         [   Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     8      $2,167,498,632.43
                                        ------------------------------
 *  other pooled investment vehicles:...     4      $8,659,519,873.81
                                        ------------------------------
 *  other accounts:.....................     6       $628,983,801.83
                                        ------------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR EQUITY PORTFOLIO MANAGERS IS 90% WEIGHTED TO INVESTMENT PERFORMANCE AND 10% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS IS MEASURED FOR A PERIOD UP TO THREE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN THREE YEARS).
   O VERSUS THE PEER GROUP, INCENTIVE PAYOUT STARTS AT 55TH PERCENTILE AND REACHES 100% AT THE 25TH PERCENTILE FOR THE 1, 2, AND 3-YEAR PERIODS.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000; or over  $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.*****




/s/ Dirk Laschanzky                                                     12/5/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Dirk Laschanzky
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
]


                                  Page 1 of 2

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


             PRINCIPAL INVESTORS FUND, INC. - SHORT TERM BOND FUND
                                 [Name of Fund

                                   ]ZEID AYER
                           [Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

      THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND LISTED ABOVE IS SHARED BY THREE PORTFOLIO MANAGERS OPERATING AS A TEAM, SHARING AUTHORITY AND RESPONSIBILITY FOR RESEARCH AND DAY-TO-DAY MANAGEMENT WITH NO LIMITATION ON THE AUTHORITY OF ONE PORTFOLIO MANAGER IN RELATION TO ANOTHER.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts managed within each  of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF       TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     3      $621,459,722.26
                                        ----------------------------
 *  other pooled investment vehicles:...     1      $252,681,866.16
                                        ----------------------------
 *  other accounts:.....................     4      $324,923,172.26
                                        ----------------------------

      or each of the categories,  the number of accounts and the total assets in
      the  accounts  with  respect to  which   advisory  fee  is  based  on  the
      performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR FIXED INCOME PORTFOLIO MANAGERS IS 80% WEIGHTED TO INVESTMENT PERFORMANCE AND 20% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE. THE TARGET INCENTIVE FOR FIXED INCOME PORTFOLIO MANAGERS RANGES FROM 60% TO 150% OF ACTUAL BASE EARNINGS, DEPENDING ON JOB LEVEL.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS AND A BENCHMARK IS MEASURED FOR A PERIOD UP TO FIVE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN FIVE YEARS).
   O VERSUS THE PEER GROUP, 100% OF TARGET INCENTIVE IS ACHIEVED IF THE PORTFOLIO PERFORMANCE IS 35TH PERCENTILE. NO PAYOUT IS REALIZED IF PERFORMANCE IS BELOW 50TH PERCENTILE. 200% PAYOUT IS ACHIEVED AT 15TH PERCENTILE OR BETTER FOR THE RESPECTIVE PERIOD.
   O VERSUS THE BENCHMARK, 100% OF TARGET INCENTIVE IS ACHIEVED AT CERTAIN LEVELS OF OUTPERFORMANCE, WHICH VARY BY PORTFOLIO. NO PAYOUT IS REALIZED FOR PERFORMANCE AT OR BELOW THE LEVEL OF THE BENCHMARK.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000. If the Portfolio Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.*****




/s/ Zeid Ayer                                                           12/5/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Zeid Ayer
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
]


                                  Page 1 of 2

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


             PRINCIPAL INVESTORS FUND, INC. - SHORT TERM BOND FUND
                                 [Name of Fund

                                 ]CRAIG DAWSON
                           [Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

      THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND LISTED ABOVE IS SHARED BY THREE PORTFOLIO MANAGERS OPERATING AS A TEAM, SHARING AUTHORITY AND RESPONSIBILITY FOR RESEARCH AND DAY-TO-DAY MANAGEMENT WITH NO LIMITATION ON THE AUTHORITY OF ONE PORTFOLIO MANAGER IN RELATION TO ANOTHER.


Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts managed within each  of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF       TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     3      $621,459,722.26
                                        ----------------------------
 *  other pooled investment vehicles:...     1      $252,681,866.16
                                        ----------------------------
 *  other accounts:.....................     4      $324,923,172.26
                                        ----------------------------

      or each of the categories,  the number of accounts and the total assets in
      the  accounts  with  respect to  which   advisory  fee  is  based  on  the
      performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR FIXED INCOME PORTFOLIO MANAGERS IS 80% WEIGHTED TO INVESTMENT PERFORMANCE AND 20% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE. THE TARGET INCENTIVE FOR FIXED INCOME PORTFOLIO MANAGERS RANGES FROM 60% TO 150% OF ACTUAL BASE EARNINGS, DEPENDING ON JOB LEVEL.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS AND A BENCHMARK IS MEASURED FOR A PERIOD UP TO FIVE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN FIVE YEARS).
   O VERSUS THE PEER GROUP, 100% OF TARGET INCENTIVE IS ACHIEVED IF THE PORTFOLIO PERFORMANCE IS 35TH PERCENTILE. NO PAYOUT IS REALIZED IF PERFORMANCE IS BELOW 50TH PERCENTILE. 200% PAYOUT IS ACHIEVED AT 15TH PERCENTILE OR BETTER FOR THE RESPECTIVE PERIOD.
   O VERSUS THE BENCHMARK, 100% OF TARGET INCENTIVE IS ACHIEVED AT CERTAIN LEVELS OF OUTPERFORMANCE, WHICH VARY BY PORTFOLIO. NO PAYOUT IS REALIZED FOR PERFORMANCE AT OR BELOW THE LEVEL OF THE BENCHMARK.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000. If the Portfolio Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.




/s/ Craig Dawson                                                        12/5/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Craig Dawson
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
]


                                  Page 1 of 2

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


             PRINCIPAL INVESTORS FUND, INC. - SHORT TERM BOND FUND
                                 [Name of Fund

                               ]MARTIN J. SCHAFER
                           [Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

      THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND LISTED ABOVE IS SHARED BY THREE PORTFOLIO MANAGERS OPERATING AS A TEAM, SHARING AUTHORITY AND RESPONSIBILITY FOR RESEARCH AND DAY-TO-DAY MANAGEMENT WITH NO LIMITATION ON THE AUTHORITY OF ONE PORTFOLIO MANAGER IN RELATION TO ANOTHER.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts managed within each  of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF       TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     3      $455,352,670.89
                                        ----------------------------
 *  other pooled investment vehicles:...     2      $262,917,019.91
                                        ----------------------------
 *  other accounts:.....................     5      $442,300,536.06
                                        ----------------------------

      or each of the categories,  the number of accounts and the total assets in
      the  accounts  with  respect to  which   advisory  fee  is  based  on  the
      performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR FIXED INCOME PORTFOLIO MANAGERS IS 80% WEIGHTED TO INVESTMENT PERFORMANCE AND 20% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE. THE TARGET INCENTIVE FOR FIXED INCOME PORTFOLIO MANAGERS RANGES FROM 60% TO 150% OF ACTUAL BASE EARNINGS, DEPENDING ON JOB LEVEL.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS AND A BENCHMARK IS MEASURED FOR A PERIOD UP TO FIVE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN FIVE YEARS).
   O VERSUS THE PEER GROUP, 100% OF TARGET INCENTIVE IS ACHIEVED IF THE PORTFOLIO PERFORMANCE IS 35TH PERCENTILE. NO PAYOUT IS REALIZED IF PERFORMANCE IS BELOW 50TH PERCENTILE. 200% PAYOUT IS ACHIEVED AT 15TH PERCENTILE OR BETTER FOR THE RESPECTIVE PERIOD.
   O VERSUS THE BENCHMARK, 100% OF TARGET INCENTIVE IS ACHIEVED AT CERTAIN LEVELS OF OUTPERFORMANCE, WHICH VARY BY PORTFOLIO. NO PAYOUT IS REALIZED FOR PERFORMANCE AT OR BELOW THE LEVEL OF THE BENCHMARK.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000. If the Portfolio Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   $1 - $10,000




/s/ Martin J. Schafer                                                   12/5/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Martin J. Schafer
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
]


                                  Page 1 of 2

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                 PRINCIPAL INVESTORS FUND, INC. -- SMALL CAP BLEND FUND
                                 [Name of Fund

                            ]      THOMAS MORABITO
                          [  Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

      THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND LISTED ABOVE IS SHARED BY TWO PORTFOLIO MANAGERS OPERATING AS A TEAM, SHARING AUTHORITY AND RESPONSIBILITY FOR RESEARCH AND DAY-TO-DAY MANAGEMENT WITH NO LIMITATION ON THE AUTHORITY OF ONE PORTFOLIO MANAGER IN RELATION TO ANOTHER.


Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts  managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     3       $657,688,953.60
                                        ------------------------------
 *  other pooled investment vehicles:...    11      $2,269,905,174.58
                                        ------------------------------
 *  other accounts:.....................     0             $0
                                        ------------------------------

      or each of the categories, the number of accounts and the total assets  in
      the  accounts  with  respect  to  which   advisory  fee  is  based  on the
      performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR EQUITY PORTFOLIO MANAGERS IS 90% WEIGHTED TO INVESTMENT PERFORMANCE AND 10% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS IS MEASURED FOR A PERIOD UP TO THREE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN THREE YEARS).
   O VERSUS THE PEER GROUP, INCENTIVE PAYOUT STARTS AT 55TH PERCENTILE AND REACHES 100% AT THE 25TH PERCENTILE FOR THE 1, 2, AND 3-YEAR PERIODS.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000; or over  $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   $





 /s/ Thomas A. Morabito                                               12/12/06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Thomas A. Morabito
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
]


                                  Page 1 of 2

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                 PRINCIPAL INVESTORS FUND, INC. -- SMALL CAP BLEND FUND
                                 [Name of Fund

                            ]          PHIL NORDHUS
                          [  Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

      THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND LISTED ABOVE IS SHARED BY TWO PORTFOLIO MANAGERS OPERATING AS A TEAM, SHARING AUTHORITY AND RESPONSIBILITY FOR RESEARCH AND DAY-TO-DAY MANAGEMENT WITH NO LIMITATION ON THE AUTHORITY OF ONE PORTFOLIO MANAGER IN RELATION TO ANOTHER.


Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts  managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     2       $434,890,692.02
                                        ------------------------------
 *  other pooled investment vehicles:...     2      $1,832,776,717.49
                                        ------------------------------
 *  other accounts:.....................     0             $0
                                        ------------------------------

      or each of the categories, the number of accounts and the total assets  in
      the  accounts  with  respect  to  which   advisory  fee  is  based  on the
      performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR EQUITY PORTFOLIO MANAGERS IS 90% WEIGHTED TO INVESTMENT PERFORMANCE AND 10% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS IS MEASURED FOR A PERIOD UP TO THREE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN THREE YEARS).
   O VERSUS THE PEER GROUP, INCENTIVE PAYOUT STARTS AT 55TH PERCENTILE AND REACHES 100% AT THE 25TH PERCENTILE FOR THE 1, 2, AND 3-YEAR PERIODS.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000; or over  $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.*****




/s/Phil Nordhus                                                         12/6/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Phil Nordhus
             [(Printed Name of person signing)]


Associate Portfolio Manager
                 [(Title of person signing)
]


                                  Page 1 of 2

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                 PRINCIPAL INVESTORS FUND, INC. -- SMALL CAP VALUE FUND
                                 [Name of Fund

                            ]      THOMAS MORABITO
                          [  Name of Portfolio Manager
                                       ]
                           PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     3       $657,688,953.60
                                        ------------------------------
 *  other pooled investment vehicles:...    11      $2,269,905,174.58
                                        ------------------------------
 *  other accounts:.....................     0             $0
                                        ------------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        $0
                                        -------------------
 *  other pooled investment vehicles:...     0        $0
                                        -------------------
 *  other accounts:.....................     0        $0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL GLOBAL INVESTORS OFFERS ALL EMPLOYEES A COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY. PERCENTAGES OF BASE SALARY VERSUS PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONALLY COMPETITIVE MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED AT THE MEDIAN OF THE MARKET AND BENEFITS ARE TARGETED SLIGHTLY ABOVE MEDIAN. THE INVESTMENT STAFF IS COMPENSATED UNDER A BASE SALARY PLUS VARIABLE ANNUAL BONUS (INCENTIVE COMPENSATION). THE INCENTIVE COMPENSATION PLAN FOR EQUITY PORTFOLIO MANAGERS IS 90% WEIGHTED TO INVESTMENT PERFORMANCE AND 10% WEIGHTED TO PRINCIPAL GLOBAL INVESTORS ANNUAL PERFORMANCE SCORE.

   O INVESTMENT PERFORMANCE IS BASED ON GROSS PERFORMANCE VERSUS A BENCHMARK, PEER GROUP OR BOTH, DEPENDING ON THE CLIENT MANDATE
   O PERFORMANCE VERSUS PEERS IS MEASURED FOR A PERIOD UP TO THREE YEARS (SHORTER IF THE PORTFOLIO MANAGER HAS MANAGED THE RESPECTIVE PORTFOLIO FOR A PERIOD LESS THAN THREE YEARS).
   O VERSUS THE PEER GROUP, INCENTIVE PAYOUT STARTS AT 55TH PERCENTILE AND REACHES 100% AT THE 25TH PERCENTILE FOR THE 1, 2, AND 3-YEAR PERIODS.

   AS A WHOLLY OWNED SUBSIDIARY OF PRINCIPAL FINANCIAL GROUP, SOME PRINCIPAL GLOBAL EMPLOYEES ARE ELIGIBLE TO PARTICIPATE IN OUR EMPLOYEE STOCK PURCHASE PLAN THAT ALLOWS THEM TO PURCHASE COMPANY STOCK AT A 15% DISCOUNT EACH QUARTER. IN ADDITION, THROUGH OUR 401(K) PLAN, EMPLOYEES ARE ABLE TO CONTRIBUTE TO AN EMPLOYEE STOCK OWNERSHIP PLAN (ESOP) THROUGH WHICH THEY CAN BUY ADDITIONAL COMPANY STOCK.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000; or over  $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   $0




/s/ Thomas A. Morabito                                                12/12/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Thomas A. Morabito
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
]


                                  Page 1 of 2

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


           PRINCIPAL INVESTORS FUND, INC. -- REAL ESTATE SECURITIES FUND
                                 [Name of Fund

                            ]           KELLY RUSH
                           [Name of Portfolio Manager
                                       ]
                                             PRINCIPAL GLOBAL INVESTORS
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF        TOTAL
                                         ACCOUNTS        ASSETS
 *  registered investment companies: ...     2      $1,619,442,164.08
                                        ------------------------------
 *  other pooled investment vehicles:...     9       $149,350,204.47
                                        ------------------------------
 *  other accounts:.....................    14       $352,248,961.72
                                        ------------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     0            $0
                                        ---------------------------
 *  other pooled investment vehicles:...     0            $0
                                        ---------------------------
 *  other accounts:.....................     1      $39,343,129.69
                                        ---------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PRINCIPAL REAL ESTATE INVESTORS IS A MEMBER OF PRINCIPAL GLOBAL INVESTORS ("PRINCIPAL GLOBAL"), WHOSE COMPENSATION POLICIES AND PRACTICES APPLY TO PRINCIPAL'S PORTFOLIO MANAGER. PRINCIPAL GLOBAL OFFERS A NATIONALLY COMPETITIVE SALARY AND INCENTIVE COMPENSATION PLAN THAT IS EVALUATED ANNUALLY RELATIVE TO OTHER TOP-TIER ASSET MANAGEMENT FIRMS. PERCENTAGES OF BASE SALARY VERSES PERFORMANCE BONUS VARY BY POSITION BUT ARE BASED ON NATIONAL MARKET DATA AND ARE CONSISTENT WITH INDUSTRY STANDARDS. TOTAL CASH COMPENSATION IS TARGETED TO BE CONSISTENT WITH THE NATIONAL AVERAGES.

   INCENTIVE COMPENSATION FOR PORTFOLIO MANAGERS IS DIRECTLY ALIGNED WITH CLIENT OBJECTIVES. ON AVERAGE, TWO THIRDS OF INCENTIVE COMPENSATION FOR PORTFOLIO MANAGERS IS DETERMINED DIRECTLY ON THE BASIS OF RELATIVE PERFORMANCE VERSUS APPROPRIATE CLIENT BENCHMARKS AND PEER GROUPS. RESULTS ARE MEASURED OVER
   ROLLING ONE YEAR, THREE YEAR AND FIVE YEAR PERIODS CONSISTENT WITH APPROPRIATE RISK MANAGEMENT STANDARDS. THE REMAINING ONE THIRD OF INCENTIVE COMPENSATION IS BASED ON A COMBINATION OF INDIVIDUAL RESULTS AND OVERALL FIRM RESULTS. OVERALL FIRM RESULTS ARE DRIVEN PRIMARILY BY AGGREGATE INVESTMENT PERFORMANCE ACROSS PRODUCTS RELATIVE TO BENCHMARKS AND PEERS, IN ADDITION TO FINANCIAL RESULTS AND NEW BUSINESS DEVELOPMENT. A PORTION OF ANNUAL INCENTIVE COMPENSATION FOR REAL ESTATE PORTFOLIOS MAY BE PAYABLE IN THE FORM OF RESTRICTED STOCK GRANTS.

   IN ADDITION TO TRADITIONAL CASH INCENTIVE COMPENSATION, PORTFOLIO MANAGERS ARE ELIGIBLE FOR LONG-TERM EQUITY INCENTIVES INCLUDING STOCK OPTIONS AND STOCK GRANTS.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   $10,001 - $50,000




/s/ Kelly Rush
                                                                    12/08/06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Kelly Rush
             [(Printed Name of person signing)]


Portfolio Manager
                 [(Title of person signing)
]


                                  Page 1 of 2

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


          PRINCIPAL INVESTORS FUND, INC. -- PREFERRED SECURITIES FUND
                                 [Name of Fund

                               ]L. PHILLIP JACOBY
                           [Name of Portfolio Manager
                                       ]
                        SPECTRUM ASSET MANAGEMENT, INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

      THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND LISTED ABOVE IS SHARED BY TWO PORTFOLIO MANAGERS OPERATING AS A TEAM, SHARING AUTHORITY AND RESPONSIBILITY FOR RESEARCH AND DAY-TO-DAY MANAGEMENT WITH NO LIMITATION ON THE AUTHORITY OF ONE PORTFOLIO MANAGER IN RELATION TO ANOTHER.


Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts  managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS      ASSETS
 *  registered investment companies: ...     9      7,458,405,940
                                        --------------------------
 *  other pooled investment vehicles:...    16      2,504,716,504
                                        --------------------------
 *  other accounts:.....................    32      2,492,953,991
                                        --------------------------

      or each of the categories, the number of accounts and the total assets  in
      the  accounts  with  respect  to  which   advisory  fee  is  based  on the
      performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   SPECTRUM PROFESSIONALS ARE PAID A BASE SALARY AS WELL AS QUARTERLY AND YEAR-END PERFORMANCE BONUSES. THE PERFORMANCE BONUSES ARE BASED ON OVERALL FIRM REVENUES (25% WEIGHTING), ASSETS UNDER MANAGEMENT (25%), AND INDIVIDUAL PERFORMANCE AND CONTRIBUTIONS TO THE INVESTMENT TEAM (50%). THE PERFORMANCE BONUSES MAY COMPRISE UP TO 90% OF AN INDIVIDUAL'S TOTAL COMPENSATION.

   SALARIES OF OUR SENIOR EXECUTIVE AND INVESTMENT STAFF ARE BENCHMARKED AGAINST NATIONAL COMPENSATION LEVELS OF ASSET MANAGEMENT FIRMS AND THE BONUS IS DRIVEN BY INVESTMENT PERFORMANCE AND FACTORS DESCRIBED EARLIER, SUCH THAT TOP QUARTILE FUND PERFORMANCE GENERATES TOP QUARTILE COMPENSATION.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000. If the Portfolio Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   $0*****





/s/L. Phillip Jacoby                                                   12/11/06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


L. Phillip Jacoby
             [(Printed Name of person signing)]


Managing Director
                 [(Title of person signing)
]


                                  Page 1 of 2

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


          PRINCIPAL INVESTORS FUND, INC. -- PREFERRED SECURITIES FUND
                                 [Name of Fund

                                ]BERNARD SUSSMAN
                           [Name of Portfolio Manager
                                       ]
                        SPECTRUM ASSET MANAGEMENT, INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

      THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND LISTED ABOVE IS SHARED BY TWO PORTFOLIO MANAGERS OPERATING AS A TEAM, SHARING AUTHORITY AND RESPONSIBILITY FOR RESEARCH AND DAY-TO-DAY MANAGEMENT WITH NO LIMITATION ON THE AUTHORITY OF ONE PORTFOLIO MANAGER IN RELATION TO ANOTHER.


Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts  managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS      ASSETS
 *  registered investment companies: ...     9      7,458,405,940
                                        --------------------------
 *  other pooled investment vehicles:...    16      2,504,716,504
                                        --------------------------
 *  other accounts:.....................    36      2,498,437,508
                                        --------------------------

      or each of the categories, the number of accounts and the total assets  in
      the  accounts  with  respect  to  which   advisory  fee  is  based  on the
      performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   SPECTRUM PROFESSIONALS ARE PAID A BASE SALARY AS WELL AS QUARTERLY AND YEAR-END PERFORMANCE BONUSES. THE PERFORMANCE BONUSES ARE BASED ON OVERALL FIRM REVENUES (25% WEIGHTING), ASSETS UNDER MANAGEMENT (25%), AND INDIVIDUAL PERFORMANCE AND CONTRIBUTIONS TO THE INVESTMENT TEAM (50%). THE PERFORMANCE BONUSES MAY COMPRISE UP TO 90% OF AN INDIVIDUAL'S TOTAL COMPENSATION.

   SALARIES OF OUR SENIOR EXECUTIVE AND INVESTMENT STAFF ARE BENCHMARKED AGAINST NATIONAL COMPENSATION LEVELS OF ASSET MANAGEMENT FIRMS AND THE BONUS IS DRIVEN BY INVESTMENT PERFORMANCE AND FACTORS DESCRIBED EARLIER, SUCH THAT TOP QUARTILE FUND PERFORMANCE GENERATES TOP QUARTILE COMPENSATION.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000. If the Portfolio Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   $0





/s/Bernard Sussman                                                     12/05/06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Bernard Sussman
             [(Printed Name of person signing)]


Executive Director
                 [(Title of person signing)
]



                                   Page 3 of 3
                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE

               Principal Investors Fund, Inc. - Partners LargeCap Blend Fund

                                  Name of Fund

                                Anna M. Dopkin
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                           T.Rowe Price Associates, Inc.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of December 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                      NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............             1                   $1,674,761,501
                                                                                          (excludes PIF Partners LargeCap
                                                                                                   Blend Fund)
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............             1                   $126,553,853
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................             0                          0
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                            0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                            0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            0                            0
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio mangers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager's Compensation" section, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager. Please see the attached excerpts from T. Rowe Price's form ADV for more information on our brokerage and trade allocation policies.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occassionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is dtermined baased on the following factors.

Portfolio manager compensation is based partly on performance. Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performace and risk-adjusted performance are dtermined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex.Large-Cap Blend), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficent funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the perchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In additiion, all empolyees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features an limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, recieve supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

None.





       /s/    Darrell N. Braman                                       03/06/07
--------------------------------------------------------------------
(Signature of person authorized to sign on behalf of the Sub-Advisor)   (Date)

                Darrell N. Braman

           (Printed Name of person signing)


                     Vice President

                (Title of person signing)






                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


       PRINCIPAL INVESTORS FUND, INC. -- PARTNERS LARGECAP GROWTH FUND I
                                 [Name of Fund
                              ] ROBERT W. SHARPS
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                         T. ROWE PRICE ASSOCIATES, INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                        NUMBER OF                              TOTAL
                                        ACCOUNTS                              ASSETS
*  registered investment companies: ...     5      $2,137,158,500 (EXCLUDES PIF PARTNERS LARGECAP GROWTH FUND I)
*  other pooled investment vehicles:...     5                             $1,001,875,221
*  other accounts:.....................    26                             $6,111,641,929

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   PORTFOLIO MANAGERS AT T. ROWE PRICE TYPICALLY MANAGE MULTIPLE ACCOUNTS. THESE ACCOUNTS MAY INCLUDE, AMONG OTHERS, MUTUAL FUNDS, SEPARATE ACCOUNTS (ASSETS MANAGED ON BEHALF OF INSTITUTIONS SUCH AS PENSION FUNDS, COLLEGES AND UNIVERSITIES, FOUNDATIONS), AND COMMINGLED TRUST ACCOUNTS. PORTFOLIO MANAGERS MAKE INVESTMENT DECISIONS FOR EACH PORTFOLIO BASED ON THE INVESTMENT OBJECTIVES, POLICIES, PRACTICES AND OTHER RELEVANT INVESTMENT CONSIDERATIONS THAT THE MANAGERS BELIEVE ARE APPLICABLE TO THAT PORTFOLIO. CONSEQUENTLY, PORTFOLIO MANAGERS MAY PURCHASE (OR SELL) SECURITIES FOR ONE PORTFOLIO AND NOT ANOTHER PORTFOLIO. T. ROWE PRICE HAS ADOPTED BROKERAGE AND TRADE ALLOCATION POLICIES AND PROCEDURES WHICH IT BELIEVES ARE REASONABLY DESIGNED TO ADDRESS ANY POTENTIAL CONFLICTS ASSOCIATED WITH MANAGING MULTIPLE ACCOUNTS FOR MULTIPLE CLIENTS. ALSO, AS DISCLOSED UNDER THE "PORTFOLIO MANAGER'S COMPENSATION" SECTION, OUR PORTFOLIO MANAGERS' COMPENSATION IS DETERMINED IN THE SAME MANNER WITH RESPECT TO ALL PORTFOLIOS MANAGED BY THE PORTFOLIO MANAGER. PLEASE SEE THE ATTACHED EXCERPTS FROM T. ROWE PRICE'S FORM ADV FOR MORE INFORMATION ON OUR BROKERAGE AND TRADE ALLOCATION POLICIES.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PORTFOLIO MANAGER COMPENSATION CONSISTS PRIMARILY OF A BASE SALARY, A CASH BONUS, AND AN EQUITY INCENTIVE THAT USUALLY COMES IN THE FORM OF A STOCK OPTION GRANT. OCCASIONALLY, PORTFOLIO MANAGERS WILL ALSO HAVE THE OPPORTUNITY TO PARTICIPATE IN VENTURE CAPITAL PARTNERSHIPS. COMPENSATION IS VARIABLE AND IS DETERMINED BASED ON THE FOLLOWING FACTORS.

   INVESTMENT PERFORMANCE OVER ONE-, THREE-, FIVE-, AND 10-YEAR PERIODS IS THE MOST IMPORTANT INPUT. WE EVALUATE PERFORMANCE IN ABSOLUTE, RELATIVE, AND RISK-ADJUSTED TERMS. RELATIVE PERFORMANCE AND RISK-ADJUSTED PERFORMANCE ARE DETERMINED WITH REFERENCE TO THE BROAD BASED INDEX (EX. S&P500) AND AN APPLICABLE LIPPER INDEX (EX. LARGE-CAP GROWTH), THOUGH OTHER BENCHMARKS MAY BE USED AS WELL. INVESTMENT RESULTS ARE ALSO COMPARED TO COMPARABLY MANAGED FUNDS OF COMPETITIVE INVESTMENT MANAGEMENT FIRMS.

   PERFORMANCE IS PRIMARILY MEASURED ON A PRE-TAX BASIS THOUGH TAX-EFFICIENCY IS CONSIDERED AND IS ESPECIALLY IMPORTANT FOR TAX EFFICIENT FUNDS. IT IS IMPORTANT TO NOTE THAT COMPENSATION IS VIEWED WITH A LONG TERM TIME HORIZON. THE MORE CONSISTENT A MANAGER'S PERFORMANCE OVER TIME, THE HIGHER THE COMPENSATION OPPORTUNITY. THE INCREASE OR DECREASE IN A FUND'S ASSETS DUE TO THE PURCHASE OR SALE OF FUND SHARES IS NOT CONSIDERED A MATERIAL FACTOR.

   CONTRIBUTION TO OUR OVERALL INVESTMENT PROCESS IS AN IMPORTANT CONSIDERATION AS WELL. SHARING IDEAS WITH OTHER PORTFOLIO MANAGERS, WORKING EFFECTIVELY WITH AND MENTORING OUR YOUNGER ANALYSTS, AND BEING GOOD CORPORATE CITIZENS ARE IMPORTANT COMPONENTS OF OUR LONG TERM SUCCESS AND ARE HIGHLY VALUED.

   ALL EMPLOYEES OF T. ROWE PRICE, INCLUDING PORTFOLIO MANAGERS, PARTICIPATE IN A 401(K) PLAN SPONSORED BY T. ROWE PRICE GROUP. IN ADDITION, ALL EMPLOYEES ARE ELIGIBLE TO PURCHASE T. ROWE PRICE COMMON STOCK THROUGH AN EMPLOYEE STOCK PURCHASE PLAN THAT FEATURES A LIMITED CORPORATE MATCHING CONTRIBUTION. ELIGIBILITY FOR AND PARTICIPATION IN THESE PLANS IS ON THE SAME BASIS AS FOR ALL EMPLOYEES. FINALLY, ALL VICE PRESIDENTS OF T. ROWE PRICE GROUP, INCLUDING ALL PORTFOLIO MANAGERS, RECEIVE SUPPLEMENTAL MEDICAL/HOSPITAL REIMBURSEMENT BENEFITS.

   THIS  COMPENSATION  STRUCTURE  IS  USED  FOR  ALL  PORTFOLIOS MANAGED BY  THE
   PORTFOLIO MANAGER.     *****

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or over $1,000,000. If the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE.




/s/Darrell N. Braman                                                 11/16/06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Darrell N. Braman
[(Printed Name of person signing)]


Vice President
[(Title of person signing)]


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


          PRINCIPAL INVESTORS FUND, INC. - PARTNERS MIDCAP GROWTH FUND
                                 [Name of Fund
                         ] TURNER MID CAP GROWTH TEAM
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                        TURNER INVESTMENT PARTNERS, INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006.

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

   CHRISTOPHER MCHUGH (LEAD MANAGER)
                                         NUMBER OF     TOTAL
                                         ACCOUNTS      ASSETS
 *  registered investment companies: ...    19      $4.0 BILLION
                                        -------------------------
 *  other pooled investment vehicles:...    33      $626 MILLION
                                        -------------------------
 *  other accounts:.....................    78      $5.5 BILLION
                                        -------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF     TOTAL
                                         ACCOUNTS      ASSETS
 *  registered investment companies: ...     3      $1.2 BILLION
                                        -------------------------
 *  other pooled investment vehicles:...     0         $0.00
                                        -------------------------
 *  other accounts:.....................     2      $19 MILLION
                                        -------------------------

   JASON SCHROTBERGER (CO-MANAGER)
                                         NUMBER OF     TOTAL
                                         ACCOUNTS      ASSETS
 *  registered investment companies: ...    13      $2.7 BILLION
                                        -------------------------
 *  other pooled investment vehicles:...    26      $480 MILLION
                                        -------------------------
 *  other accounts:.....................    59      $3.0 BILLION
                                        -------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF     TOTAL
                                         ACCOUNTS     ASSETS
 *  registered investment companies: ...     1      $24 MILLION
                                        ------------------------
 *  other pooled investment vehicles:...     0         $0.00
                                        ------------------------
 *  other accounts:.....................     2      $19 MILLION
                                        ------------------------

   TARA HEDLUND (CO-MANAGER)
                                         NUMBER OF     TOTAL
                                         ACCOUNTS      ASSETS
 *  registered investment companies: ...     9      $2.3 BILLION
                                        -------------------------
 *  other pooled investment vehicles:...    22      $397 MILLION
                                        -------------------------
 *  other accounts:.....................    22      $1.1 BILLION
                                        -------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF     TOTAL
                                         ACCOUNTS     ASSETS
 *  registered investment companies: ...     1      $24 MILLION
                                        ------------------------
 *  other pooled investment vehicles:...     0         $0.00
                                        ------------------------
 *  other accounts:.....................     0         $0.00
                                        ------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   *****
   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

   As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   *****
   Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the Investment Team and all Portfolio Managers for The Funds, are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

   The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.


2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001 - $1,000,000;  or  over  $1,000,000.  If  the  Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   *****
   CHRISTOPHER MCHUGH (LEAD MANAGER)- NONE
   JASON SCHROTBERGER (CO-MANAGER)- NONE
   TARA HEDLUND (CO-MANAGER)- NONE







/s/Chris Holmes                                               December 04, 2006
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Chris Holmes
[(Printed Name of person signing)]


Associate, Mutual Funds Administration and Compliance
[(Title of person signing)]






                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


          Principal Investors Fund, Inc.-Partners LargeCap Value Fund I
                                  Name of Fund
                                   Thomas Cole
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                   UBS Global Asset Management (Americas) Inc.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            15                   $3,165 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            72                   $19,909 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            17                   $1,806 million
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            3                    $2,000 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            1                     $265 million
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     The management of a portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global Asset Management (Americas) Inc. manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.
     If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global Asset Management (Americas) Inc. has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.

     The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global Asset Management (Americas) Inc. has adopted Codes of Ethics that govern such personal trading, but there is no assurance that the Codes will adequately address all such conflicts.


     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

     2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


     The portfolio management team's management of a Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage a Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Advisor manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

     If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

     The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

     The compensation received by the portfolio managers at UBS Global Asset Management, including the Funds' portfolio managers, includes a base salary and incentive compensation, as detailed below. UBS Global Asset management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of the investment professionals with the interests of UBS Global Asset Management's clients.

     Overall compensation can be grouped into three categories:

- Competitive salary, benchmarked to maintain competitive compensation opportunities.

     -  Annual  bonus,   tied  to  individual   contributions   and   investment
     performance.

     - UBS equity awards, promoting company-wide success and employee retention.

     BASE SALARY is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

     ANNUAL BONUSES are correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS Global Asset Management strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals' interests with those of UBS Global Asset Management's clients. Each portfolio manager's bonus is based on the performance of each Fund the portfolio manager manages as compared to the Fund's broad-based index over a three-year rolling period. For purposes of the annual bonus, the Fund's performance is compared to that of the Fund's broad-based index, Russell 1000 Value Index.

     UBS AG EQUITY. Senior investment professionals, including each portfolio manager of the Funds , may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical Importance of creating long-term business value and also serves as an effective Retention tool as the equity shares typically vest over a number of years.

     Broader equity share ownership is encouraged for all employees through "Equity Plus." This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus an/or salary. Two UBS stock options are given for each share acquired and held for two years. UBS Global Asset Management feels this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.





See Attached
------------------------------------------------            ------------------
         (Signature of person authorized
        to sign on behalf of the Sub-Advisor)                       (Date)


                           (Printed Name of person signing)


                               (Title of person signing)

UBS Global Asset Management (Americas) Inc.
Portfolio Manager Questionnaire 2006
Principal Investors Fund, Inc. LargeCap Value Fund I

John Leonard, Thomas M. Cole, Thomas Digenan and Scott Hazen are the members of the North American Equities investment management team primarily responsible for the day-to-day management of the LargeCap Value Fund I. Mr. Leonard as the head of the investment management team oversees the other members of the team, leads the portfolio construction process and reviews the overall composition of each Fund's portfolio to ensure compliance with its stated investment objective and strategies. Mr. Cole as the director of research for the investment management team oversees the analyst team that provides the investment research on the large cap markets that is used in making the security selections for each Fund's portfolio. Mr. Digenan and Mr. Hazen as the primary strategists for the investment management team provide cross-industry assessments and risk management assessments for portfolio construction for each Fund. Information about Messrs. Leonard, Cole, Digenan and Hazen is provided below.

John Leonard is Head of North American Equities and Deputy Global Head of Equities at UBS Global Asset Management. Mr. Leonard is also a Managing Director of UBS Global Asset Management and has been an investment professional with UBS Global Asset Management since 1991.

Thomas M. Cole is Head of Research--North American Equities and a Managing Director at UBS Global Asset Management. Mr. Cole has been an investment professional with UBS Global Asset Management since 1995.

Thomas Digenan has been a North American Equity Strategist at UBS Global Asset Management since 2001 and is an Executive Director of UBS Global Asset Management. Mr. Digenan was President of The UBS Funds from 1993 to 2001.

Scott Hazen has been a North American Equity Strategist at UBS Global Asset Management since 2004 and is an Executive Director of UBS Global Asset Management. From 1992 until 2004, Mr. Hazen was a Client Service and Relationship Management professional with UBS Global Asset Management.

October 31, 2006 Information

       Portfolio Manager (Funds managed)         Registered Investment        Other Pooled            Other Accounts
                                                       Companies           Investment Vehicles
                                                             Assets                   Assets                   Assets
                                                             Managed                  Managed                  Managed
                                                             (in                      (in                      (in
                                                   Number    millions)     Number     millions)     Number     millions)
John C. Leonard                                      15        $3,165        72       $19,9091        14       $1,8092

Thomas M. Cole                                       15        $3,165        72       $19,9091        17       $1,8062

Thomas Digenan                                       15        $3,165        72       $19,9091        19       $1,8022

Scott Hazen                                          15        $3,165        72       $19,9091        10       $1,8022



Signature:  /s/Stephen Fleischer            /s/Rachel M. Wood

Name:  Stephen Fleischer                    Rachel M. Wood

Title:                                           Director
Assoc. Direcgtor

UBS Global Asset Management (Americas) Inc.
Portfolio Manager Questionnaire 2006
POTENTIAL CONFLICTS OF INTEREST
The management of a portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global Asset Management (Americas) Inc. manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global Asset Management (Americas) Inc. has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global Asset Management (Americas) Inc. has adopted Codes of Ethics that govern such personal trading, but there is no assurance that the Codes will adequately address all such conflicts.





Signature:  /s/Stephen Fleischer            /s/Rachel M. Wood

Name:  Stephen Fleischer                    Rachel M. Wood

Title:                                           Director
Assoc. Direcgtor

UBS Global Asset Management (Americas) Inc.
Portfolio Manager Questionnaire 2006
DESCRIPTION OF COMPENSATION STRUCTURE
Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of our clients. Overall compensation can be grouped into four categories:

1. Competitive salary, benchmarked annually to maintain very competitive compensation opportunities. 2. Annual bonus, tied to individual contributions and investment performance. 3. Analyst incentives, tied to performance of model portfolios.
4. UBS equity awards, promoting company-wide success and employee retention.


Base salary is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. We strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals' interests with those of our clients.

Analyst Incentives. Because we value our proprietary research, we have designed a compensation system that has made investment analysis a highly regarded career within our firm. Grouped into 12 global sector teams, our analysts manage model portfolios in global and local sectors. Our portfolio managers use the model sector portfolios to build actual client portfolios. Analyst incentives are tied to the performance of the model portfolios, which we evaluate over rolling three-year periods. One-third of each analyst's rating is based upon the performance of the model global sector portfolio; one-third on the model local sector portfolio; and one-third is a qualitative assessment of their contribution. We believe that this system closely aligns our analysts' incentives with our clients.

     UBS AG EQUITY. MANY OF OUR SENIOR INVESTMENT PROFESSIONALS ARE REQUIRED TO DEFER A PORTION OF THEIR ANNUAL PERFORMANCE-BASED INCENTIVE IN THE FORM OF DEFERRED OR RESTRICTED

     UBS AG SHARES OR EMPLOYEE STOCK OPTIONS. NOT ONLY DOES THIS REINFORCE THE CRITICAL IMPORTANCE OF CREATING LONG-TERM BUSINESS VALUE, IT ALSO SERVES AS AN EFFECTIVE RETENTION TOOL AS THE EQUITY SHARES TYPICALLY VEST OVER A NUMBER OF YEARS.

Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. We feel this engages our employees as partners in the firm's success, and helps to maximize our integrated business strategy.




Signature:  /s/Stephen Fleischer            /s/Rachel M. Wood

Name:  Stephen Fleischer                    Rachel M. Wood

Title:   Director                           Assoc. Direcgtor






     1 Three of these accounts with approximately $2 billion has an advisory fee based upon the performance of the account. 2 One of these accounts with approximately $265 million has an advisory fee based upon the performance of the account.




                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


          Principal Investors Fund, Inc.-Partners LargeCap Value Fund I
                                  Name of Fund
                                 Thomas Digenan
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                   UBS Global Asset Management (Americas) Inc.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31,2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            15                   $3,165 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            72                   $19,909 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            19                   $1,802 million
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            3                    $2,000 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            1                     $265 million
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     The management of a portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global Asset Management (Americas) Inc. manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

     If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global Asset Management (Americas) Inc. has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.

     The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global Asset Management (Americas) Inc. has adopted Codes of Ethics that govern such personal trading, but there is no assurance that the Codes will adequately address all such conflicts.


     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

     2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


     The portfolio management team's management of a Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage a Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Advisor manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

     If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

     The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

     The compensation received by the portfolio managers at UBS Global Asset Management, including the Funds' portfolio managers, includes a base salary and incentive compensation, as detailed below. UBS Global Asset management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of the investment professionals with the interests of UBS Global Asset Management's clients. Overall compensation can be grouped into three categories:

     - Competitive salary, benchmarked to maintain competitive compensation opportunities.

     -  Annual  bonus,   tied  to  individual   contributions   and   investment
     performance.

     - UBS equity awards, promoting company-wide success and employee retention.

     BASE SALARY is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

     ANNUAL BONUSES are correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS Global Asset Management strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals' interests with those of UBS Global Asset Management's clients. Each portfolio manager's bonus is based on the performance of each Fund the portfolio manager manages as compared to the Fund's broad-based index over a three-year rolling period. For purposes of the annual bonus, the Fund's performance is compared to that of the Fund's broad-based index, Russell 1000 Value Index.

     UBS AG EQUITY. Senior investment professionals, including each portfolio manager of the Funds , may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical Importance of creating long-term business value and also serves as an effective Retention tool as the equity shares typically vest over a number of years.

     Broader equity share ownership is encouraged for all employees through "Equity Plus." This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus an/or salary. Two UBS stock options are given for each share acquired and held for two years. UBS Global Asset Management feels this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.




See Attached
-------------------------------------------            ------------------
         (Signature of person authorized
to sign on behalf of the Sub-Advisor)                          (Date)


                           (Printed Name of person signing)


                               (Title of person signing)

UBS Global Asset Management (Americas) Inc.
Portfolio Manager Questionnaire 2006
Principal Investors Fund, Inc. LargeCap Value Fund I

John Leonard, Thomas M. Cole, Thomas Digenan and Scott Hazen are the members of the North American Equities investment management team primarily responsible for the day-to-day management of the LargeCap Value Fund I. Mr. Leonard as the head of the investment management team oversees the other members of the team, leads the portfolio construction process and reviews the overall composition of each Fund's portfolio to ensure compliance with its stated investment objective and strategies. Mr. Cole as the director of research for the investment management team oversees the analyst team that provides the investment research on the large cap markets that is used in making the security selections for each Fund's portfolio. Mr. Digenan and Mr. Hazen as the primary strategists for the investment management team provide cross-industry assessments and risk management assessments for portfolio construction for each Fund. Information about Messrs. Leonard, Cole, Digenan and Hazen is provided below.

John Leonard is Head of North American Equities and Deputy Global Head of Equities at UBS Global Asset Management. Mr. Leonard is also a Managing Director of UBS Global Asset Management and has been an investment professional with UBS Global Asset Management since 1991.

Thomas M. Cole is Head of Research--North American Equities and a Managing Director at UBS Global Asset Management. Mr. Cole has been an investment professional with UBS Global Asset Management since 1995.

Thomas Digenan has been a North American Equity Strategist at UBS Global Asset Management since 2001 and is an Executive Director of UBS Global Asset Management. Mr. Digenan was President of The UBS Funds from 1993 to 2001.

Scott Hazen has been a North American Equity Strategist at UBS Global Asset Management since 2004 and is an Executive Director of UBS Global Asset Management. From 1992 until 2004, Mr. Hazen was a Client Service and Relationship Management professional with UBS Global Asset Management.

October 31, 2006 Information

       Portfolio Manager (Funds managed)         Registered Investment        Other Pooled            Other Accounts
                                                       Companies           Investment Vehicles
                                                             Assets                   Assets                   Assets
                                                             Managed                  Managed                  Managed
                                                             (in                      (in                      (in
                                                   Number    millions)     Number     millions)     Number     millions)
John C. Leonard                                      15        $3,165        72       $19,9091        14       $1,8092

Thomas M. Cole                                       15        $3,165        72       $19,9091        17       $1,8062

Thomas Digenan                                       15        $3,165        72       $19,9091        19       $1,8022

Scott Hazen                                          15        $3,165        72       $19,9091        10       $1,8022



Signature:  /s/Stephen Fleischer            /s/Rachel M. Wood

Name:  Stephen Fleischer                    Rachel M. Wood

Title:                                           Director
Assoc. Direcgtor





POTENTIAL CONFLICTS OF INTEREST
The management of a portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global Asset Management (Americas) Inc. manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global Asset Management (Americas) Inc. has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global Asset Management (Americas) Inc. has adopted Codes of Ethics that govern such personal trading, but there is no assurance that the Codes will adequately address all such conflicts.


Signature:  /s/Stephen Fleischer            /s/Rachel M. Wood

Name:  Stephen Fleischer                    Rachel M. Wood

Title:                                           Director
Assoc. Direcgtor

DESCRIPTION OF COMPENSATION STRUCTURE
Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of our clients. Overall compensation can be grouped into four categories:

1. Competitive salary, benchmarked annually to maintain very competitive compensation opportunities. 2. Annual bonus, tied to individual contributions and investment performance. 3. Analyst incentives, tied to performance of model portfolios.
4. UBS equity awards, promoting company-wide success and employee retention.


Base salary is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. We strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals' interests with those of our clients.

Analyst Incentives. Because we value our proprietary research, we have designed a compensation system that has made investment analysis a highly regarded career within our firm. Grouped into 12 global sector teams, our analysts manage model portfolios in global and local sectors. Our portfolio managers use the model sector portfolios to build actual client portfolios. Analyst incentives are tied to the performance of the model portfolios, which we evaluate over rolling three-year periods. One-third of each analyst's rating is based upon the performance of the model global sector portfolio; one-third on the model local sector portfolio; and one-third is a qualitative assessment of their contribution. We believe that this system closely aligns our analysts' incentives with our clients.

     UBS AG EQUITY. MANY OF OUR SENIOR INVESTMENT PROFESSIONALS ARE REQUIRED TO DEFER A PORTION OF THEIR ANNUAL

     PERFORMANCE-BASED INCENTIVE IN THE FORM OF DEFERRED OR RESTRICTED UBS AG SHARES OR EMPLOYEE STOCK OPTIONS. NOT ONLY DOES THIS REINFORCE THE CRITICAL IMPORTANCE OF CREATING LONG-TERM BUSINESS VALUE, IT ALSO SERVES AS AN EFFECTIVE RETENTION TOOL AS THE EQUITY SHARES TYPICALLY VEST OVER A NUMBER OF YEARS.

Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. We feel this engages our employees as partners in the firm's success, and helps to maximize our integrated business strategy.




Signature:  /s/Stephen Fleischer            /s/Rachel M. Wood

Name:  Stephen Fleischer                    Rachel M. Wood

Title:   Director                           Assoc. Direcgtor





     1 Three of these accounts with approximately $2 billion has an advisory fee based upon the performance of the account. 2 One of these accounts with approximately $265 million has an advisory fee based upon the performance of the account.



                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


            Principal Investors Fund, Inc. - SmallCap Growth Fund II
                                  Name of Fund
                                   Paul Graham
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                   UBS Global Asset Management (Americas) Inc.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            6                     $888 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                     $256 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            6                     $368 million
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            1                      $60 million
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     The management of a portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global Asset Management (Americas) Inc. manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.
     If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global Asset Management (Americas) Inc. has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.

     The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global Asset Management (Americas) Inc. has adopted Codes of Ethics that govern such personal trading, but there is no assurance that the Codes will adequately address all such conflicts.


     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

     2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The portfolio management team's management of a Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage a Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Advisor manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

     If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

     The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

     The compensation received by the portfolio managers at UBS Global Asset Management, including the Funds' portfolio managers, includes a base salary and incentive compensation, as detailed below. UBS Global Asset management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of the investment professionals with the interests of UBS Global Asset Management's clients.

     Overall compensation can be grouped into three categories:

     - Competitive salary, benchmarked to maintain competitive compensation opportunities.

     -  Annual  bonus,   tied  to  individual   contributions   and   investment
     performance.

     - UBS equity awards, promoting company-wide success and employee retention.

     BASE SALARY is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

     ANNUAL BONUSES are correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS Global Asset Management strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals' interests with those of UBS Global Asset Management's clients. Each portfolio manager's bonus is based on the performance of each Fund the portfolio manager manages as compared to the Fund's broad-based index over a three-year rolling period. For purposes of the annual bonus, the Fund's performance is compared to that of the Fund's broad-based index, Russell 2000 Growth Index.

     UBS AG EQUITY. Senior investment professionals, including each portfolio manager of the Funds , may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical Importance of creating long-term business value and also serves as an effective Retention tool as the equity shares typically vest over a number of years.

     Broader equity share ownership is encouraged for all employees through "Equity Plus." This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus an/or salary. Two UBS stock options are given for each share acquired and held for two years. UBS Global Asset Management feels this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     none


See Attached
-----------------------------------------------          ------------------
         (Signature of person authorized
to sign on behalf of the Sub-Advisor)                          (Date)


                           (Printed Name of person signing)


                               (Title of person signing)

UBS Global Asset Management (Americas) Inc.
Portfolio Manager Questionnaire 2006
Principal Investors Fund, Inc. SmallCap Growth Fund II

Paul Graham and David Wabnik are the portfolio managers for the UBS U.S. Small Cap Growth Fund and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. The portfolio managers have access to members of the US Equities Growth investment management team, each of whom has some responsibility for research and security selection. The portfolio managers also may have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Information about Mr. Graham and Mr. Wabnik is provided below.

Paul Graham is the Head of US Growth Equities at UBS Global Asset Management. Mr. Graham has been an employee of UBS Global Asset Management since 1994, a Managing Director of UBS Global Asset Management since 2003, and portfolio manager of the Fund since its inception.

David Wabnik is a Co-Head of Small-Mid Cap Growth Equities and a Senior Portfolio Manager at UBS Global Asset Management. Mr. Wabnik has been an employee of UBS Global Asset Management since 1995, an Executive Director of UBS Global Asset Management since 2001, and portfolio manager of the Fund since its inception.

October 31, 2006 Information

       Portfolio Manager (Funds managed)         Registered Investment        Other Pooled            Other Accounts
                                                       Companies           Investment Vehicles
                                                             Assets                   Assets                   Assets
                                                             Managed                  Managed                  Managed
                                                             (in                      (in                      (in
                                                   Number    millions)     Number     millions)     Number     millions)
Paul Graham                                          6       $888             2       $256             6       $368 1

David Wabnik                                         6       $888             2       $256            28       $368 (1)



Signature:  /s/Stephen Fleischer            /s/Rachel M. Wood

Name:  Stephen Fleischer                    Rachel M. Wood

Title:                                           Director
Assoc. Direcgtor





POTENTIAL CONFLICTS OF INTEREST
The management of a portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global Asset Management (Americas) Inc. manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global Asset Management (Americas) Inc. has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global Asset Management (Americas) Inc. has adopted Codes of Ethics that govern such personal trading, but there is no assurance that the Codes will adequately address all such conflicts.



Signature:  /s/Stephen Fleischer            /s/Rachel M. Wood

Name:  Stephen Fleischer                    Rachel M. Wood

Title:                                           Director
Assoc. Direcgtor

UBS Global Asset Management (Americas) Inc.
Portfolio Manager Questionnaire 2006
DESCRIPTION OF COMPENSATION STRUCTURE
Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of our clients. Overall compensation can be grouped into four categories:

1. Competitive salary, benchmarked annually to maintain very competitive compensation opportunities. 2. Annual bonus, tied to individual contributions and investment performance. 3. Analyst incentives, tied to performance of model portfolios.
4. UBS equity awards, promoting company-wide success and employee retention.


Base salary is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. We strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals' interests with those of our clients.

Analyst Incentives. Because we value our proprietary research, we have designed a compensation system that has made investment analysis a highly regarded career within our firm. Grouped into 12 global sector teams, our analysts manage model portfolios in global and local sectors. Our portfolio managers use the model sector portfolios to build actual client portfolios. Analyst incentives are tied to the performance of the model portfolios, which we evaluate over rolling three-year periods. One-third of each analyst's rating is based upon the performance of the model global sector portfolio; one-third on the model local sector portfolio; and one-third is a qualitative assessment of their contribution. We believe that this system closely aligns our analysts' incentives with our clients.

     UBS AG EQUITY. MANY OF OUR SENIOR INVESTMENT PROFESSIONALS ARE REQUIRED TO DEFER A PORTION OF THEIR ANNUAL PERFORMANCE-BASED INCENTIVE IN THE FORM OF DEFERRED OR RESTRICTED UBS AG SHARES OR EMPLOYEE STOCK OPTIONS. NOT ONLY DOES THIS REINFORCE THE CRITICAL IMPORTANCE OF CREATING LONG-TERM BUSINESS VALUE, IT ALSO SERVES AS AN EFFECTIVE RETENTION TOOL AS THE EQUITY SHARES TYPICALLY VEST OVER A NUMBER OF YEARS.

Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. We feel this engages our employees as partners in the firm's success, and helps to maximize our integrated business strategy.




Signature:  /s/Stephen Fleischer            /s/Rachel M. Wood

Name:  Stephen Fleischer                    Rachel M. Wood

Title:   Director                           Assoc. Direcgtor





     1 One of these accounts with approximately $60 million has an advisory fee based upon the performance of the account.




                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


          Principal Investors Fund, Inc.-Partners LargeCap Value Fund I
                                  Name of Fund
                                   Scott Hazen
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                   UBS Global Asset Management (Americas) Inc.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            15                   $3,165 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            72                   $19,909 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            10                   $1,802 million
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            3                    $2,000 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            1                     $265 million
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     The management of a portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global Asset Management (Americas) Inc. manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.
     If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global Asset Management (Americas) Inc. has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.

     The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global Asset Management (Americas) Inc. has adopted Codes of Ethics that govern such personal trading, but there is no assurance that the Codes will adequately address all such conflicts.


     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

     2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


     The portfolio management team's management of a Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage a Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Advisor manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

     If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

     The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

     The compensation received by the portfolio managers at UBS Global Asset Management, including the Funds' portfolio managers, includes a base salary and incentive compensation, as detailed below. UBS Global Asset management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of the investment professionals with the interests of UBS Global Asset Management's clients. Overall compensation can be grouped into three categories:

     - Competitive salary, benchmarked to maintain competitive compensation opportunities.

     -  Annual  bonus,   tied  to  individual   contributions   and   investment
     performance.

     - UBS equity awards, promoting company-wide success and employee retention.

     BASE SALARY is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

     ANNUAL BONUSES are correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS Global Asset Management strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals' interests with those of UBS Global Asset Management's clients. Each portfolio manager's bonus is based on the performance of each Fund the portfolio manager manages as compared to the Fund's broad-based index over a three-year rolling period. For purposes of the annual bonus, the Fund's performance is compared to that of the Fund's broad-based index, Russell 1000 Value Index.

     UBS AG EQUITY. Senior investment professionals, including each portfolio manager of the Funds , may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical Importance of creating long-term business value and also serves as an effective Retention tool as the equity shares typically vest over a number of years.

     Broader equity share ownership is encouraged for all employees through "Equity Plus." This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus an/or salary. Two UBS stock options are given for each share acquired and held for two years. UBS Global Asset Management feels this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.




See Attached
-------------------------------------------           ------------------
         (Signature of person authorized
to sign on behalf of the Sub-Advisor)                          (Date)



                           (Printed Name of person signing)


                               (Title of person signing)

UBS Global Asset Management (Americas) Inc.
Portfolio Manager Questionnaire 2006
Principal Investors Fund, Inc. LargeCap Value Fund I

John Leonard, Thomas M. Cole, Thomas Digenan and Scott Hazen are the members of the North American Equities investment management team primarily responsible for the day-to-day management of the LargeCap Value Fund I. Mr. Leonard as the head of the investment management team oversees the other members of the team, leads the portfolio construction process and reviews the overall composition of each Fund's portfolio to ensure compliance with its stated investment objective and strategies. Mr. Cole as the director of research for the investment management team oversees the analyst team that provides the investment research on the large cap markets that is used in making the security selections for each Fund's portfolio. Mr. Digenan and Mr. Hazen as the primary strategists for the investment management team provide cross-industry assessments and risk management assessments for portfolio construction for each Fund. Information about Messrs. Leonard, Cole, Digenan and Hazen is provided below.

John Leonard is Head of North American Equities and Deputy Global Head of Equities at UBS Global Asset Management. Mr. Leonard is also a Managing Director of UBS Global Asset Management and has been an investment professional with UBS Global Asset Management since 1991.

Thomas M. Cole is Head of Research--North American Equities and a Managing Director at UBS Global Asset Management. Mr. Cole has been an investment professional with UBS Global Asset Management since 1995.

Thomas Digenan has been a North American Equity Strategist at UBS Global Asset Management since 2001 and is an Executive Director of UBS Global Asset Management. Mr. Digenan was President of The UBS Funds from 1993 to 2001.

Scott Hazen has been a North American Equity Strategist at UBS Global Asset Management since 2004 and is an Executive Director of UBS Global Asset Management. From 1992 until 2004, Mr. Hazen was a Client Service and Relationship Management professional with UBS Global Asset Management.

October 31, 2006 Information

       Portfolio Manager (Funds managed)         Registered Investment        Other Pooled            Other Accounts
                                                       Companies           Investment Vehicles
                                                             Assets                   Assets                   Assets
                                                             Managed                  Managed                  Managed
                                                             (in                      (in                      (in
                                                   Number    millions)     Number     millions)     Number     millions)
John C. Leonard                                      15        $3,165        72       $19,9091        14       $1,8092

Thomas M. Cole                                       15        $3,165        72       $19,9091        17       $1,8062

Thomas Digenan                                       15        $3,165        72       $19,9091        19       $1,8022

Scott Hazen                                          15        $3,165        72       $19,9091        10       $1,8022



Signature:  /s/Stephen Fleischer            /s/Rachel M. Wood

Name:  Stephen Fleischer                    Rachel M. Wood

Title:                                           Director
Assoc. Direcgtor

UBS Global Asset Management (Americas) Inc.
Portfolio Manager Questionnaire 2006
POTENTIAL CONFLICTS OF INTEREST
The management of a portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global Asset Management (Americas) Inc. manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global Asset Management (Americas) Inc. has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global Asset Management (Americas) Inc. has adopted Codes of Ethics that govern such personal trading, but there is no assurance that the Codes will adequately address all such conflicts.


Signature:  /s/Stephen Fleischer            /s/Rachel M. Wood

Name:  Stephen Fleischer                    Rachel M. Wood

Title:                                           Director
Assoc. Direcgtor

UBS Global Asset Management (Americas) Inc.
Portfolio Manager Questionnaire 2006
DESCRIPTION OF COMPENSATION STRUCTURE
Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of our clients. Overall compensation can be grouped into four categories:

1. Competitive salary, benchmarked annually to maintain very competitive compensation opportunities. 2. Annual bonus, tied to individual contributions and investment performance. 3. Analyst incentives, tied to performance of model portfolios.
4. UBS equity awards, promoting company-wide success and employee retention.


Base salary is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. We strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals' interests with those of our clients.

Analyst Incentives. Because we value our proprietary research, we have designed a compensation system that has made investment analysis a highly regarded career within our firm. Grouped into 12 global sector teams, our analysts manage model portfolios in global and local sectors. Our portfolio managers use the model sector portfolios to build actual client portfolios. Analyst incentives are tied to the performance of the model portfolios, which we evaluate over rolling three-year periods. One-third of each analyst's rating is based upon the performance of the model global sector portfolio; one-third on the model local sector portfolio; and one-third is a qualitative assessment of their contribution. We believe that this system closely aligns our analysts' incentives with our clients.

     UBS AG EQUITY. MANY OF OUR SENIOR INVESTMENT PROFESSIONALS ARE REQUIRED TO DEFER A PORTION OF THEIR ANNUAL PERFORMANCE-BASED INCENTIVE IN THE FORM OF DEFERRED OR RESTRICTED UBS AG SHARES OR EMPLOYEE STOCK OPTIONS. NOT ONLY DOES THIS REINFORCE THE CRITICAL IMPORTANCE OF CREATING LONG-TERM BUSINESS VALUE, IT ALSO SERVES AS AN EFFECTIVE RETENTION TOOL AS THE EQUITY SHARES TYPICALLY VEST OVER A NUMBER OF YEARS.

Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. We feel this engages our employees as partners in the firm's success, and helps to maximize our integrated business strategy.




Signature:  /s/Stephen Fleischer            /s/Rachel M. Wood

Name:  Stephen Fleischer                    Rachel M. Wood

Title:   Director                           Assoc. Direcgtor






     1 Three of these accounts with approximately $2 billion has an advisory fee based upon the performance of the account. 2 One of these accounts with approximately $265 million has an advisory fee based upon the performance of the account.





                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


          Principal Investors Fund, Inc.-Partners LargeCap Value Fund I
                                  Name of Fund
                                  John Leonard
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                      UBS Global Management (Americas) Inc.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            15                   $3,165 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            72                   $19,909 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            14                   $1,809 milllion
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            3                    $2,000 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            1                     $265 million
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     The management of a portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global Asset Management (Americas) Inc. manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.
     If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global Asset Management (Americas) Inc. has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.

     The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global Asset Management (Americas) Inc. has adopted Codes of Ethics that govern such personal trading, but there is no assurance that the Codes will adequately address all such conflicts.


     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

     2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


     The portfolio management team's management of a Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage a Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Advisor manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

     If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

     The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

     The compensation received by the portfolio managers at UBS Global Asset Management, including the Funds' portfolio managers, includes a base salary and incentive compensation, as detailed below. UBS Global Asset management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of the investment professionals with the interests of UBS Global Asset Management's clients. Overall compensation can be grouped into three categories:

     - Competitive salary, benchmarked to maintain competitive compensation opportunities.

     -  Annual  bonus,   tied  to  individual   contributions   and   investment
     performance.

     - UBS equity awards, promoting company-wide success and employee retention.

     BASE SALARY is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

     ANNUAL BONUSES are correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS Global Asset Management strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals' interests with those of UBS Global Asset Management's clients. Each portfolio manager's bonus is based on the performance of each Fund the portfolio manager manages as compared to the Fund's broad-based index over a three-year rolling period. For purposes of the annual bonus, the Fund's performance is compared to that of the Fund's broad-based index, Russell 1000 Value Index.

     UBS AG EQUITY. Senior investment professionals, including each portfolio manager of the Funds , may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical Importance of creating long-term business value and also serves as an effective Retention tool as the equity shares typically vest over a number of years.

     Broader equity share ownership is encouraged for all employees through "Equity Plus." This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus an/or salary. Two UBS stock options are given for each share acquired and held for two years. UBS Global Asset Management feels this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.



3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.




See Attached
---------------------------------------------            ------------------
         (Signature of person authorized to
        sign on behalf of the Sub-Advisor)                          (Date)


                           (Printed Name of person signing)


                               (Title of person signing)

Principal Investors Fund, Inc. LargeCap Value Fund I

John Leonard, Thomas M. Cole, Thomas Digenan and Scott Hazen are the members of the North American Equities investment management team primarily responsible for the day-to-day management of the LargeCap Value Fund I. Mr. Leonard as the head of the investment management team oversees the other members of the team, leads the portfolio construction process and reviews the overall composition of each Fund's portfolio to ensure compliance with its stated investment objective and strategies. Mr. Cole as the director of research for the investment management team oversees the analyst team that provides the investment research on the large cap markets that is used in making the security selections for each Fund's portfolio. Mr. Digenan and Mr. Hazen as the primary strategists for the investment management team provide cross-industry assessments and risk management assessments for portfolio construction for each Fund. Information about Messrs. Leonard, Cole, Digenan and Hazen is provided below.

John Leonard is Head of North American Equities and Deputy Global Head of Equities at UBS Global Asset Management. Mr. Leonard is also a Managing Director of UBS Global Asset Management and has been an investment professional with UBS Global Asset Management since 1991.

Thomas M. Cole is Head of Research--North American Equities and a Managing Director at UBS Global Asset Management. Mr. Cole has been an investment professional with UBS Global Asset Management since 1995.

Thomas Digenan has been a North American Equity Strategist at UBS Global Asset Management since 2001 and is an Executive Director of UBS Global Asset Management. Mr. Digenan was President of The UBS Funds from 1993 to 2001.

Scott Hazen has been a North American Equity Strategist at UBS Global Asset Management since 2004 and is an Executive Director of UBS Global Asset Management. From 1992 until 2004, Mr. Hazen was a Client Service and Relationship Management professional with UBS Global Asset Management.

October 31, 2006 Information

       Portfolio Manager (Funds managed)         Registered Investment        Other Pooled            Other Accounts
                                                       Companies           Investment Vehicles
                                                             Assets                   Assets                   Assets
                                                             Managed                  Managed                  Managed
                                                             (in                      (in                      (in
                                                   Number    millions)     Number     millions)     Number     millions)
John C. Leonard                                      15        $3,165        72       $19,9091        14       $1,8092

Thomas M. Cole                                       15        $3,165        72       $19,9091        17       $1,8062

Thomas Digenan                                       15        $3,165        72       $19,9091        19       $1,8022

Scott Hazen                                          15        $3,165        72       $19,9091        10       $1,8022



Signature:  /s/Stephen Fleischer            /s/Rachel M. Wood

Name:  Stephen Fleischer                    Rachel M. Wood

Title:                                           Director
Assoc. Direcgtor




UBS Global Asset Management (Americas) Inc.
Portfolio Manager Questionnaire 2006
POTENTIAL CONFLICTS OF INTEREST
The management of a portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global Asset Management (Americas) Inc. manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global Asset Management (Americas) Inc. has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global Asset Management (Americas) Inc. has adopted Codes of Ethics that govern such personal trading, but there is no assurance that the Codes will adequately address all such conflicts.


Signature:  /s/Stephen Fleischer            /s/Rachel M. Wood

Name:  Stephen Fleischer                    Rachel M. Wood

Title:                                           Director
Assoc. Direcgtor

UBS Global Asset Management (Americas) Inc.
Portfolio Manager Questionnaire 2006
DESCRIPTION OF COMPENSATION STRUCTURE
Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of our clients. Overall compensation can be grouped into four categories:

1. Competitive salary, benchmarked annually to maintain very competitive compensation opportunities. 2. Annual bonus, tied to individual contributions and investment performance. 3. Analyst incentives, tied to performance of model portfolios.
4. UBS equity awards, promoting company-wide success and employee retention.


Base salary is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. We strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals' interests with those of our clients.

Analyst Incentives. Because we value our proprietary research, we have designed a compensation system that has made investment analysis a highly regarded career within our firm. Grouped into 12 global sector teams, our analysts manage model portfolios in global and local sectors. Our portfolio managers use the model sector portfolios to build actual client portfolios. Analyst incentives are tied to the performance of the model portfolios, which we evaluate over rolling three-year periods. One-third of each analyst's rating is based upon the performance of the model global sector portfolio; one-third on the model local sector portfolio; and one-third is a qualitative assessment of their contribution. We believe that this system closely aligns our analysts' incentives with our clients.

     UBS AG EQUITY. MANY OF OUR SENIOR INVESTMENT PROFESSIONALS ARE REQUIRED TO DEFER A PORTION OF THEIR ANNUAL PERFORMANCE-BASED INCENTIVE IN THE FORM OF DEFERRED OR RESTRICTED UBS AG SHARES OR EMPLOYEE STOCK OPTIONS. NOT ONLY DOES THIS REINFORCE THE CRITICAL IMPORTANCE OF CREATING LONG-TERM BUSINESS VALUE, IT ALSO SERVES AS AN EFFECTIVE RETENTION TOOL AS THE EQUITY SHARES TYPICALLY VEST OVER A NUMBER OF YEARS.

Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. We feel this engages our employees as partners in the firm's success, and helps to maximize our integrated business strategy.




Signature:  /s/Stephen Fleischer            /s/Rachel M. Wood

Name:  Stephen Fleischer                    Rachel M. Wood

Title:   Director                           Assoc. Direcgtor






     1 Three of these accounts with approximately $2 billion has an advisory fee based upon the performance of the account. 2 One of these accounts with approximately $265 million has an advisory fee based upon the performance of the account.






                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


             Principal Investors Fund, Inc. SmallCap Growth Fund II
                                  Name of Fund
                                  David Wabnik
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                   UBS Global Asset Management (Americas) Inc.
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            6                     $888 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                     $256 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            28                    $368 million
                                                                 -----------------------    ------------------------

         or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            1                      $60 million
                                                                 -----------------------    ------------------------

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

     The management of a portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global Asset Management (Americas) Inc. manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.
     If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global Asset Management (Americas) Inc. has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.

     The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global Asset Management (Americas) Inc. has adopted Codes of Ethics that govern such personal trading, but there is no assurance that the Codes will adequately address all such conflicts.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

     2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

     The portfolio management team's management of a Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage a Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Advisor manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

     If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

     The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

     The compensation received by the portfolio managers at UBS Global Asset Management, including the Funds' portfolio managers, includes a base salary and incentive compensation, as detailed below. UBS Global Asset management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of the investment professionals with the interests of UBS Global Asset Management's clients.

     Overall compensation can be grouped into three categories:

     - Competitive salary, benchmarked to maintain competitive compensation opportunities.

     -  Annual  bonus,   tied  to  individual   contributions   and   investment
     performance.

     - UBS equity awards, promoting company-wide success and employee retention.

     BASE SALARY is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

     ANNUAL BONUSES are correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS Global Asset Management strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals' interests with those of UBS Global Asset Management's clients. Each portfolio manager's bonus is based on the performance of each Fund the portfolio manager manages as compared to the Fund's broad-based index over a three-year rolling period. For purposes of the annual bonus, the Fund's performance is compared to that of the Fund's broad-based index, Russell 2000 Growth Index.

     UBS AG EQUITY. Senior investment professionals, including each portfolio manager of the Funds , may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical Importance of creating long-term business value and also serves as an effective Retention tool as the equity shares typically vest over a number of years.

     Broader equity share ownership is encouraged for all employees through "Equity Plus." This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus an/or salary. Two UBS stock options are given for each share acquired and held for two years. UBS Global Asset Management feels this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     none


See Attached
--------------------------------------------------------     ------------------
         (Signature of person authorized to
         sign on behalf of the Sub-Advisor)                          (Date)


                           (Printed Name of person signing)


                               (Title of person signing)

UBS Global Asset Management (Americas) Inc.
Portfolio Manager Questionnaire 2006
Principal Investors Fund, Inc. SmallCap Growth Fund II

Paul Graham and David Wabnik are the portfolio managers for the UBS U.S. Small Cap Growth Fund and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. The portfolio managers have access to members of the US Equities Growth investment management team, each of whom has some responsibility for research and security selection. The portfolio managers also may have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Information about Mr. Graham and Mr. Wabnik is provided below.

Paul Graham is the Head of US Growth Equities at UBS Global Asset Management. Mr. Graham has been an employee of UBS Global Asset Management since 1994, a Managing Director of UBS Global Asset Management since 2003, and portfolio manager of the Fund since its inception.

David Wabnik is a Co-Head of Small-Mid Cap Growth Equities and a Senior Portfolio Manager at UBS Global Asset Management. Mr. Wabnik has been an employee of UBS Global Asset Management since 1995, an Executive Director of UBS Global Asset Management since 2001, and portfolio manager of the Fund since its inception.

October 31, 2006 Information

       Portfolio Manager (Funds managed)         Registered Investment        Other Pooled            Other Accounts
                                                       Companies           Investment Vehicles
                                                             Assets                   Assets                   Assets
                                                             Managed                  Managed                  Managed
                                                             (in                      (in                      (in
                                                   Number    millions)     Number     millions)     Number     millions)
Paul Graham                                          6       $888             2       $256             6       $368 1

David Wabnik                                         6       $888             2       $256            28       $368 (1)





Signature:  /s/Stephen Fleischer            /s/Rachel M. Wood

Name:  Stephen Fleischer                    Rachel M. Wood

Title:                                           Director
Assoc. Direcgtor

UBS Global Asset Management (Americas) Inc.
Portfolio Manager Questionnaire 2006
POTENTIAL CONFLICTS OF INTEREST
The management of a portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global Asset Management (Americas) Inc. manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global Asset Management (Americas) Inc. has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global Asset Management (Americas) Inc. has adopted Codes of Ethics that govern such personal trading, but there is no assurance that the Codes will adequately address all such conflicts.



Signature:  /s/Stephen Fleischer            /s/Rachel M. Wood

Name:  Stephen Fleischer                    Rachel M. Wood

Title:                                           Director
Assoc. Direcgtor

UBS Global Asset Management (Americas) Inc.
Portfolio Manager Questionnaire 2006
DESCRIPTION OF COMPENSATION STRUCTURE
Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of our clients. Overall compensation can be grouped into four categories:

1. Competitive salary, benchmarked annually to maintain very competitive compensation opportunities. 2. Annual bonus, tied to individual contributions and investment performance. 3. Analyst incentives, tied to performance of model portfolios.
4. UBS equity awards, promoting company-wide success and employee retention.


Base salary is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. We strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals' interests with those of our clients.

Analyst Incentives. Because we value our proprietary research, we have designed a compensation system that has made investment analysis a highly regarded career within our firm. Grouped into 12 global sector teams, our analysts manage model portfolios in global and local sectors. Our portfolio managers use the model sector portfolios to build actual client portfolios. Analyst incentives are tied to the performance of the model portfolios, which we evaluate over rolling three-year periods. One-third of each analyst's rating is based upon the performance of the model global sector portfolio; one-third on the model local sector portfolio; and one-third is a qualitative assessment of their contribution. We believe that this system closely aligns our analysts' incentives with our clients.

     UBS AG EQUITY. MANY OF OUR SENIOR INVESTMENT PROFESSIONALS ARE REQUIRED TO DEFER A PORTION OF THEIR ANNUAL PERFORMANCE-BASED INCENTIVE IN THE FORM OF DEFERRED OR RESTRICTED UBS AG SHARES OR EMPLOYEE STOCK OPTIONS. NOT ONLY DOES THIS REINFORCE THE CRITICAL IMPORTANCE OF CREATING LONG-TERM BUSINESS VALUE, IT ALSO SERVES AS AN EFFECTIVE RETENTION TOOL AS THE EQUITY SHARES TYPICALLY VEST OVER A NUMBER OF YEARS.

Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. We feel this engages our employees as partners in the firm's success, and helps to maximize our integrated business strategy.




Signature:  /s/Stephen Fleischer            /s/Rachel M. Wood

Name:  Stephen Fleischer                    Rachel M. Wood

Title:   Director                           Assoc. Direcgtor




     1 One of these accounts with approximately $60 million has an advisory fee based upon the performance of the account.


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


               PIF-CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
                                 [Name of Fund
                              ] JOSEPH A. PIRARO
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                          VAN KAMPEN ASSET MANAGEMENT
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     7      $3,212,835,713
                                        ---------------------------
 *  other pooled investment vehicles:...     0            0
                                        ---------------------------
 *  other accounts:.....................     0            0
                                        ---------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

BECAUSE THE PORTFOLIO MANAGERS MANAGE ASSETS FOR OTHER INVESTMENT COMPANIES, POOLED INVESTMENT VEHICLES, AND/OR OTHER ACCOUNTS (INCLUDING INSTITUTIONAL CLIENTS, PENSION PLANS AND CERTAIN HIGH NET WORTH INDIVIDUALS), THERE MAY BE AN INCENTIVE TO FAVOR ONE CLIENT OVER ANOTHER RESULTING IN CONFLICTS OF INTEREST. FOR INSTANCE, THE INVESTMENT ADVISER MAY RECEIVE FEES FROM CERTAIN ACCOUNTS THAT ARE HIGHER THAN THE FEE IT RECEIVES FROM THE FUND, OR IT MAY RECEIVE A PERFORMANCE-BASED FEE ON CERTAIN ACCOUNTS. IN THOSE INSTANCES, THE PORTFOLIO MANAGERS MAY HAVE AN INCENTIVE TO FAVOR THE HIGHER AND/OR PERFORMANCE-BASED FEE ACCOUNTS OVER THE FUND. IN ADDITION, A CONFLICT OF INTEREST COULD EXIST TO THE EXTENT THE INVESTMENT ADVISER HAS PROPRIETARY INVESTMENTS IN CERTAIN ACCOUNTS, WHERE PORTFOLIO MANAGERS HAVE PERSONAL INVESTMENTS IN CERTAIN ACCOUNTS OR WHEN CERTAIN ACCOUNTS ARE INVESTMENT OPTIONS IN THE INVESTMENT ADVISER'S EMPLOYEE BENEFITS AND/OR DEFERRED COMPENSATION PLANS. THE PORTFOLIO MANAGER MAY HAVE AN INCENTIVE TO FAVOR THESE ACCOUNTS OVER OTHERS. IF THE INVESTMENT ADVISER MANAGES ACCOUNTS THAT ENGAGE IN SHORT SALES OF SECURITIES OF THE TYPE IN WHICH THE FUND INVESTS, THE INVESTMENT ADVISER COULD BE SEEN AS HARMING THE PERFORMANCE OF THE FUND FOR THE BENEFIT OF THE ACCOUNTS ENGAGING IN SHORT SALES IF THE SHORT SALES CAUSE THE MARKET VALUE OF THE SECURITIES TO FALL. THE INVESTMENT ADVISER HAS ADOPTED TRADE ALLOCATION AND OTHER POLICIES AND PROCEDURES THAT IT BELIEVES ARE REASONABLY DESIGNED TO ADDRESS THESE AND OTHER CONFLICTS OF INTEREST.


   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PORTFOLIO MANAGER COMPENSATION STRUCTURE

   PORTFOLIO MANAGERS RECEIVE A COMBINATION OF BASE COMPENSATION AND DISCRETIONARY COMPENSATION, COMPRISING A CASH BONUS AND SEVERAL DEFERRED COMPENSATION PROGRAMS DESCRIBED BELOW. THE METHODOLOGY USED TO DETERMINE PORTFOLIO MANAGER COMPENSATION IS APPLIED ACROSS ALL FUNDS/ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER.

   BASE SALARY COMPENSATION. GENERALLY, PORTFOLIO MANAGERS RECEIVE BASE SALARY COMPENSATION BASED ON THE LEVEL OF THEIR POSITION WITH THE SUB-ADVISER.

   DISCRETIONARY COMPENSATION. IN ADDITION TO BASE COMPENSATION, PORTFOLIO MANAGERS MAY RECEIVE DISCRETIONARY COMPENSATION.

   DISCRETIONARY COMPENSATION CAN INCLUDE:

   - CASH BONUS.

   - MORGAN STANLEY'S LONG TERM INCENTIVE COMPENSATION AWARDS-- A MANDATORY PROGRAM THAT DEFERS A PORTION OF DISCRETIONARY YEAR-END COMPENSATION INTO RESTRICTED STOCK UNITS OR OTHER AWARDS BASED ON MORGAN STANLEY COMMON STOCK THAT ARE SUBJECT TO VESTING AND OTHER CONDITIONS.

   - INVESTMENT MANAGEMENT ALIGNMENT PLAN (IMAP) AWARDS-- A MANDATORY PROGRAM THAT DEFERS A PORTION OF DISCRETIONARY YEAR-END COMPENSATION AND NOTIONALLY INVESTS IT IN DESIGNATED FUNDS ADVISED BY THE INVESTMENT ADVISER OR ITS AFFILIATES. THE AWARD IS SUBJECT TO VESTING AND OTHER CONDITIONS. PORTFOLIO MANAGERS MUST NOTIONALLY INVEST A MINIMUM OF 25% TO A MAXIMUM OF 100% OF THE IMAP DEFERRAL INTO A COMBINATION OF THE DESIGNATED FUNDS THEY MANAGE THAT ARE INCLUDED IN THE IMAP FUND MENU, WHICH MAY OR MAY NOT INCLUDE THE FUND.

   - VOLUNTARY DEFERRED COMPENSATION PLANS-- VOLUNTARY PROGRAMS THAT PERMIT CERTAIN EMPLOYEES TO ELECT TO DEFER A PORTION OF THEIR DISCRETIONARY YEAR-END COMPENSATION AND DIRECTLY OR NOTIONALLY INVEST THE DEFERRED AMOUNT: (1) ACROSS A RANGE OF DESIGNATED INVESTMENT FUNDS, INCLUDING FUNDS ADVISED BY THE SUB-ADVISER OR ITS AFFILIATES; AND/OR (2) IN MORGAN STANLEY STOCK UNITS.

   SEVERAL FACTORS DETERMINE DISCRETIONARY COMPENSATION, WHICH CAN VARY BY PORTFOLIO MANAGEMENT TEAM AND CIRCUMSTANCES. IN ORDER OF RELATIVE IMPORTANCE, THESE FACTORS INCLUDE:

   - INVESTMENT PERFORMANCE. A PORTFOLIO MANAGER'S COMPENSATION IS LINKED TO THE PRE-TAX INVESTMENT PERFORMANCE OF THE FUNDS/ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER. INVESTMENT PERFORMANCE IS CALCULATED FOR ONE-, THREE- AND FIVE-YEAR PERIODS MEASURED AGAINST A FUND'S/ACCOUNT'S PRIMARY BENCHMARK (AS SET FORTH IN THE FUND'S PROSPECTUS), INDICES AND/OR PEER GROUPS, WHERE APPLICABLE. GENERALLY, THE GREATEST WEIGHT IS PLACED ON THE THREE- AND FIVE-YEAR PERIODS.

   - REVENUES GENERATED BY THE INVESTMENT COMPANIES, POOLED INVESTMENT VEHICLES AND OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER.

   - CONTRIBUTION TO THE BUSINESS OBJECTIVES OF THE SUB-ADVISER.

   - THE DOLLAR AMOUNT OF ASSETS MANAGED BY THE PORTFOLIO MANAGER.

   - MARKET COMPENSATION SURVEY RESEARCH BY INDEPENDENT THIRD PARTIES.

   - OTHER QUALITATIVE FACTORS, SUCH AS CONTRIBUTIONS TO CLIENT OBJECTIVES.

   - PERFORMANCE OF MORGAN STANLEY AND MORGAN STANLEY INVESTMENT MANAGEMENT, AND THE OVERALL PERFORMANCE OF THE INVESTMENT TEAM(S) OF WHICH THE PORTFOLIO MANAGER IS A MEMBER.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or over $1,000,000. If the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE



/s/Kimberley H. Costello                                             1-9-2007
(Signature of person authorized to sign on behalf of the Sub-Advisor)   (Date)

Kimberley H. Costello
(Printed Name of person signing)

Vice President
(Title of person signing)


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                         PIF-CALIFORNIA MUNICIPAL FUND
                                 [Name of Fund
                              ] JOSEPH A. PIRARO
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                          VAN KAMPEN ASSET MANAGEMENT
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     7      $3,212,835,713
                                        ---------------------------
 *  other pooled investment vehicles:...     0            0
                                        ---------------------------
 *  other accounts:.....................     0            0
                                        ---------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   BECAUSE THE PORTFOLIO MANAGERS MANAGE ASSETS FOR OTHER INVESTMENT COMPANIES, POOLED INVESTMENT VEHICLES, AND/OR OTHER ACCOUNTS (INCLUDING INSTITUTIONAL CLIENTS, PENSION PLANS AND CERTAIN HIGH NET WORTH INDIVIDUALS), THERE MAY BE AN INCENTIVE TO FAVOR ONE CLIENT OVER ANOTHER RESULTING IN CONFLICTS OF
   INTEREST. FOR INSTANCE, THE SUB-ADVISER MAY RECEIVE FEES FROM CERTAIN ACCOUNTS THAT ARE HIGHER THAN THE FEE IT RECEIVES FROM THE FUND, OR IT MAY RECEIVE A PERFORMANCE-BASED FEE ON CERTAIN ACCOUNTS. IN THOSE INSTANCES, THE PORTFOLIO MANAGERS MAY HAVE AN INCENTIVE TO FAVOR THE HIGHER AND/OR PERFORMANCE-BASED FEE ACCOUNTS OVER THE FUND. IN ADDITION, A CONFLICT OF
   INTEREST COULD EXIST TO THE EXTENT THE SUB-ADVISER HAS PROPRIETARY INVESTMENTS IN CERTAIN ACCOUNTS, WHERE PORTFOLIO MANAGERS HAVE PERSONAL INVESTMENTS IN CERTAIN ACCOUNTS OR WHEN CERTAIN ACCOUNTS ARE INVESTMENT OPTIONS IN THE SUB-ADVISER'S EMPLOYEE BENEFITS AND/OR DEFERRED COMPENSATION PLANS. THE PORTFOLIO MANAGER MAY HAVE AN INCENTIVE TO FAVOR THESE ACCOUNTS OVER OTHERS. IF THE SUB-ADVISER MANAGES ACCOUNTS THAT ENGAGE IN SHORT SALES OF SECURITIES OF THE TYPE IN WHICH THE FUND INVESTS, THE SUB-ADVISER COULD BE SEEN AS HARMING THE PERFORMANCE OF THE FUND FOR THE BENEFIT OF THE ACCOUNTS ENGAGING IN SHORT SALES IF THE SHORT SALES CAUSE THE MARKET VALUE OF THE SECURITIES TO FALL. THE SUB-ADVISER HAS ADOPTED TRADE ALLOCATION AND OTHER POLICIES AND PROCEDURES THAT IT BELIEVES ARE REASONABLY DESIGNED TO ADDRESS THESE AND OTHER CONFLICTS OF INTEREST.


   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PORTFOLIO MANAGER COMPENSATION STRUCTURE

   PORTFOLIO MANAGERS RECEIVE A COMBINATION OF BASE COMPENSATION AND DISCRETIONARY COMPENSATION, COMPRISING A CASH BONUS AND SEVERAL DEFERRED COMPENSATION PROGRAMS DESCRIBED BELOW. THE METHODOLOGY USED TO DETERMINE PORTFOLIO MANAGER COMPENSATION IS APPLIED ACROSS ALL FUNDS/ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER.

   BASE SALARY COMPENSATION. GENERALLY, PORTFOLIO MANAGERS RECEIVE BASE SALARY COMPENSATION BASED ON THE LEVEL OF THEIR POSITION WITH THE SUB-ADVISER.

   DISCRETIONARY COMPENSATION. IN ADDITION TO BASE COMPENSATION, PORTFOLIO MANAGERS MAY RECEIVE DISCRETIONARY COMPENSATION.

   DISCRETIONARY COMPENSATION CAN INCLUDE:

   - CASH BONUS.

   - MORGAN STANLEY'S LONG TERM INCENTIVE COMPENSATION AWARDS-- A MANDATORY PROGRAM THAT DEFERS A PORTION OF DISCRETIONARY YEAR-END COMPENSATION INTO RESTRICTED STOCK UNITS OR OTHER AWARDS BASED ON MORGAN STANLEY COMMON STOCK THAT ARE SUBJECT TO VESTING AND OTHER CONDITIONS.

   - INVESTMENT MANAGEMENT ALIGNMENT PLAN (IMAP) AWARDS-- A MANDATORY PROGRAM THAT DEFERS A PORTION OF DISCRETIONARY YEAR-END COMPENSATION AND NOTIONALLY INVESTS IT IN DESIGNATED FUNDS ADVISED BY THE SUB-ADVISER OR ITS AFFILIATES. THE AWARD IS SUBJECT TO VESTING AND OTHER CONDITIONS. PORTFOLIO MANAGERS MUST NOTIONALLY INVEST A MINIMUM OF 25% TO A MAXIMUM OF 100% OF THE IMAP DEFERRAL INTO A COMBINATION OF THE DESIGNATED FUNDS THEY MANAGE THAT ARE INCLUDED IN THE IMAP FUND MENU, WHICH MAY OR MAY NOT INCLUDE THE FUND.

   - VOLUNTARY DEFERRED COMPENSATION PLANS-- VOLUNTARY PROGRAMS THAT PERMIT CERTAIN EMPLOYEES TO ELECT TO DEFER A PORTION OF THEIR DISCRETIONARY YEAR-END COMPENSATION AND DIRECTLY OR NOTIONALLY INVEST THE DEFERRED AMOUNT: (1) ACROSS A RANGE OF DESIGNATED INVESTMENT FUNDS, INCLUDING FUNDS ADVISED BY THE SUB-ADVISER OR ITS AFFILIATES; AND/OR (2) IN MORGAN STANLEY STOCK UNITS.

   SEVERAL FACTORS DETERMINE DISCRETIONARY COMPENSATION, WHICH CAN VARY BY PORTFOLIO MANAGEMENT TEAM AND CIRCUMSTANCES. IN ORDER OF RELATIVE IMPORTANCE, THESE FACTORS INCLUDE:

   - INVESTMENT PERFORMANCE. A PORTFOLIO MANAGER'S COMPENSATION IS LINKED TO THE PRE-TAX INVESTMENT PERFORMANCE OF THE FUNDS/ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER. INVESTMENT PERFORMANCE IS CALCULATED FOR ONE-, THREE- AND FIVE-YEAR PERIODS MEASURED AGAINST A FUND'S/ACCOUNT'S PRIMARY BENCHMARK (AS SET FORTH IN THE FUND'S PROSPECTUS), INDICES AND/OR PEER GROUPS, WHERE APPLICABLE. GENERALLY, THE GREATEST WEIGHT IS PLACED ON THE THREE- AND FIVE-YEAR PERIODS

   - REVENUES GENERATED BY THE INVESTMENT COMPANIES, POOLED INVESTMENT VEHICLES AND OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER.

   - CONTRIBUTION TO THE BUSINESS OBJECTIVES OF THE SUB-ADVISER.

   - THE DOLLAR AMOUNT OF ASSETS MANAGED BY THE PORTFOLIO MANAGER.

   - MARKET COMPENSATION SURVEY RESEARCH BY INDEPENDENT THIRD PARTIES.

   - OTHER QUALITATIVE FACTORS, SUCH AS CONTRIBUTIONS TO CLIENT OBJECTIVES.

   - PERFORMANCE OF MORGAN STANLEY AND MORGAN STANLEY INVESTMENT MANAGEMENT, AND THE OVERALL PERFORMANCE OF THE INVESTMENT TEAM(S) OF WHICH THE PORTFOLIO MANAGER IS A MEMBER.


2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or over $1,000,000. If the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE




/s/Kimberley H. Costello                                             1-9-2007
(Signature of person authorized to sign on behalf of the Sub-Advisor)   (Date)

Kimberley H. Costello
(Printed Name of person signing)

Vice President
(Title of person signing)


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                        PARTNERS SMALL CAP VALUE FUND II
                                 [Name of Fund
                                ] CHRIS WALLIS
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                    VAUGHAN NELSON INVESTMENT MANAGEMENT, LP
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS      ASSETS
 *  registered investment companies: ...    14       500,274,506
                                        --------------------------
 *  other pooled investment vehicles:...     4       105,815,267
                                        --------------------------
 *  other accounts:.....................    160     2,476,424,878
                                        --------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   CONFLICTS OF INTEREST
   ACTUAL OR APPARENT CONFLICTS OF INTEREST MAY ARISE WHEN A PORTFOLIO MANAGER HAS DAY-TO-DAY RESPONSIBILITIES WITH RESPECT TO MORE THAN ONE INVESTMENT ACCOUNT. PORTFOLIO MANAGERS WHO MANAGE OTHER INVESTMENT ACCOUNTS IN ADDITION TO A PORTION OF THE STRATEGIC PARTNERS ASSET ALLOCATION FUND MAY BE PRESENTED WITH THE FOLLOWING POTENTIAL CONFLICTS:

   1) A CONFLICT BETWEEN THE INVESTMENT STRATEGY OF THE STRATEGIC PARTNERS ASSET ALLOCATION PORTFOLIO AND THE OTHER STRATEGIES AND ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER WITH REGARD TO THE ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES THAT MAY BE APPROPRIATE FOR MORE THAN ONE INVESTMENT STRATEGY;
   2) A CONFLICT IN THE ALLOCATION OF INVESTMENT OPPORTUNITIES AMONGST ACCOUNTS WITHIN THE STRATEGY EMPLOYED BY THE STRATEGIC PARTNERS ASSET ALLOCATION PORTFOLIO; AND
   3) A CONFLICT IN THE ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES BETWEEN THE STRATEGY EMPLOYED BY THE STRATEGIC PARTNERS ASSET ALLOCATION PORTFOLIO AND OTHER MANAGED ACCOUNTS FOR WHICH ADVISORY FEES ARE BASED UPON THE PERFORMANCE OF THE ACCOUNT

   VAUGHAN NELSON MAINTAINS POLICIES AND PROCEDURES IN PLACE THAT ADDRESS THESE POTENTIAL CONFLICT OF INTEREST ISSUES TO AID IN ASSURING THAT INVESTMENT OPPORTUNITIES ARE ALLOCATED FAIRLY AND EQUITABLY AMONGST ALL CLIENT ACCOUNTS.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   COMPENSATION AT VAUGHAN NELSON IS DETERMINED BY THE COMPENSATION COMMITTEE AT THE RECOMMENDATION OF THE CHIEF EXECUTIVE OFFICER. PORTFOLIO MANAGEMENT PROFESSIONALS ARE COMPENSATED THROUGH A FIXED BASE SALARY, VARIABLE BONUS AND A CONTRIBUTION TO THE FIRM'S RETIREMENT PLAN. THE VARIABLE BONUS COMPONENT, AS A WHOLE FOR ALL PORTFOLIO MANAGEMENT PROFESSIONALS, IS BASED UPON A PERCENTAGE OF THE FIRM'S OPERATING PROFIT, AS DEFINED. EACH PORTFOLIO MANAGEMENT PROFESSIONAL'S PARTICIPATION IN THE VARIABLE BONUS POOL IS BASED PRIMARILY UPON THE PERFORMANCE OF THE STRATEGY MANAGED, AS REPRESENTED BY A COMPOSITE OF ALL ACCOUNTS QUALIFYING FOR SUCH COMPOSITE RELATIVE TO THE RUSSELL UNIVERSE PEER GROUP (ON A ROLLING THREE YEAR BASIS), AND AN ASSESSMENT OF THE QUALITY OF CLIENT SERVICE PROVIDED. THE CONTRIBUTION TO THE FIRM'S RETIREMENT PLAN IS BASED ON A PERCENTAGE (AT THE DISCRETION OF THE VAUGHAN NELSON BOARD) OF TOTAL CASH COMPENSATION (SUBJECT TO IRS LIMITS) AND SUCH PERCENTAGE IS THE SAME FOR ALL FIRM PERSONNEL. KEY EMPLOYEES, AT THE DISCRETION OF THE COMPENSATION COMMITTEE, ARE ELIGIBLE TO PARTICIPATE WITHIN IXIS' LONG-TERM INCENTIVE PROGRAM. THERE IS NO DISTINCTION OF COMPENSATION AMONGST THE PORTFOLIO AND ANY OTHER ACCOUNTS MANAGED.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  - $1,000,000; or over $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   0




/s/Carlos Gonzalez                                                    11/15/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Carlos Gonzalez
[(Printed Name of person signing)]


Compliance Manager
[(Title of person signing)]


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                        PARTNERS SMALL CAP VALUE FUND II
                                 [Name of Fund
                                 ] SCOTT WEBER
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                    VAUGHAN NELSON INVESTMENT MANAGEMENT, LP
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS      ASSETS
 *  registered investment companies: ...    13       469,636,545
                                        --------------------------
 *  other pooled investment vehicles:...     2       22,669,080
                                        --------------------------
 *  other accounts:.....................    87      1,979,895,945
                                        --------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   CONFLICTS OF INTEREST
   ACTUAL OR APPARENT CONFLICTS OF INTEREST MAY ARISE WHEN A PORTFOLIO MANAGER HAS DAY-TO-DAY RESPONSIBILITIES WITH RESPECT TO MORE THAN ONE INVESTMENT ACCOUNT. PORTFOLIO MANAGERS WHO MANAGE OTHER INVESTMENT ACCOUNTS IN ADDITION TO A PORTION OF THE STRATEGIC PARTNERS ASSET ALLOCATION FUND MAY BE PRESENTED WITH THE FOLLOWING POTENTIAL CONFLICTS:

   1) A CONFLICT BETWEEN THE INVESTMENT STRATEGY OF THE STRATEGIC PARTNERS ASSET ALLOCATION PORTFOLIO AND THE OTHER STRATEGIES AND ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER WITH REGARD TO THE ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES THAT MAY BE APPROPRIATE FOR MORE THAN ONE INVESTMENT STRATEGY;
   2) A CONFLICT IN THE ALLOCATION OF INVESTMENT OPPORTUNITIES AMONGST ACCOUNTS WITHIN THE STRATEGY EMPLOYED BY THE STRATEGIC PARTNERS ASSET ALLOCATION PORTFOLIO; AND
   3) A CONFLICT IN THE ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES BETWEEN THE STRATEGY EMPLOYED BY THE STRATEGIC PARTNERS ASSET ALLOCATION PORTFOLIO AND OTHER MANAGED ACCOUNTS FOR WHICH ADVISORY FEES ARE BASED UPON THE PERFORMANCE OF THE ACCOUNT

   VAUGHAN NELSON MAINTAINS POLICIES AND PROCEDURES IN PLACE THAT ADDRESS THESE POTENTIAL CONFLICT OF INTEREST ISSUES TO AID IN ASSURING THAT INVESTMENT OPPORTUNITIES ARE ALLOCATED FAIRLY AND EQUITABLY AMONGST ALL CLIENT ACCOUNTS.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   COMPENSATION AT VAUGHAN NELSON IS DETERMINED BY THE COMPENSATION COMMITTEE AT THE RECOMMENDATION OF THE CHIEF EXECUTIVE OFFICER. PORTFOLIO MANAGEMENT PROFESSIONALS ARE COMPENSATED THROUGH A FIXED BASE SALARY, VARIABLE BONUS AND A CONTRIBUTION TO THE FIRM'S RETIREMENT PLAN. THE VARIABLE BONUS COMPONENT, AS A WHOLE FOR ALL PORTFOLIO MANAGEMENT PROFESSIONALS, IS BASED UPON A PERCENTAGE OF THE FIRM'S OPERATING PROFIT, AS DEFINED. EACH PORTFOLIO MANAGEMENT PROFESSIONAL'S PARTICIPATION IN THE VARIABLE BONUS POOL IS BASED PRIMARILY UPON THE PERFORMANCE OF THE STRATEGY MANAGED, AS REPRESENTED BY A COMPOSITE OF ALL ACCOUNTS QUALIFYING FOR SUCH COMPOSITE RELATIVE TO THE RUSSELL UNIVERSE PEER GROUP (ON A ROLLING THREE YEAR BASIS), AND AN ASSESSMENT OF THE QUALITY OF CLIENT SERVICE PROVIDED. THE CONTRIBUTION TO THE FIRM'S RETIREMENT PLAN IS BASED ON A PERCENTAGE (AT THE DISCRETION OF THE VAUGHAN NELSON BOARD) OF TOTAL CASH COMPENSATION (SUBJECT TO IRS LIMITS) AND SUCH PERCENTAGE IS THE SAME FOR ALL FIRM PERSONNEL. KEY EMPLOYEES, AT THE DISCRETION OF THE COMPENSATION COMMITTEE, ARE ELIGIBLE TO PARTICIPATE WITHIN IXIS' LONG-TERM INCENTIVE PROGRAM. THERE IS NO DISTINCTION OF COMPENSATION AMONGST THE PORTFOLIO AND ANY OTHER ACCOUNTS MANAGED.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  - $1,000,000; or over $1,000,000.  If  the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   0




/s/Carlos Gonzalez                                                    11/15/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Carlos Gonzalez
[(Printed Name of person signing)]


Compliance Manager
[(Title of person signing)]


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                          PIF-TAX-EXEMPT BOND FUND I
                                 [Name of Fund
                               ] THOMAS M. BYRON
                           [Name of Portfolio Manager
          (PLEASE USE ONE FORM PER PORTFOLIO MANAGER PER FUND/ACCOUNT)
                                       ]
                          VAN KAMPEN ASSET MANAGEMENT
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     6      $2,855,360,088
                                        ---------------------------
 *  other pooled investment vehicles:...     0            0
                                        ---------------------------
 *  other accounts:.....................     0            0
                                        ---------------------------

      or each of the categories, the number of accounts and the total assets in the accounts with respect to which advisory fee is based on the performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   BECAUSE THE PORTFOLIO MANAGERS MANAGE ASSETS FOR OTHER INVESTMENT COMPANIES, POOLED INVESTMENT VEHICLES, AND/OR OTHER ACCOUNTS (INCLUDING INSTITUTIONAL CLIENTS, PENSION PLANS AND CERTAIN HIGH NET WORTH INDIVIDUALS), THERE MAY BE AN INCENTIVE TO FAVOR ONE CLIENT OVER ANOTHER RESULTING IN CONFLICTS OF
   INTEREST. FOR INSTANCE, THE SUB-ADVISER MAY RECEIVE FEES FROM CERTAIN ACCOUNTS THAT ARE HIGHER THAN THE FEE IT RECEIVES FROM THE FUND, OR IT MAY RECEIVE A PERFORMANCE-BASED FEE ON CERTAIN ACCOUNTS. IN THOSE INSTANCES, THE PORTFOLIO MANAGERS MAY HAVE AN INCENTIVE TO FAVOR THE HIGHER AND/OR PERFORMANCE-BASED FEE ACCOUNTS OVER THE FUND. IN ADDITION, A CONFLICT OF
   INTEREST COULD EXIST TO THE EXTENT THE SUB-ADVISER HAS PROPRIETARY INVESTMENTS IN CERTAIN ACCOUNTS, WHERE PORTFOLIO MANAGERS HAVE PERSONAL INVESTMENTS IN CERTAIN ACCOUNTS OR WHEN CERTAIN ACCOUNTS ARE INVESTMENT OPTIONS IN THE SUB-ADVISER'S EMPLOYEE BENEFITS AND/OR DEFERRED COMPENSATION PLANS. THE PORTFOLIO MANAGER MAY HAVE AN INCENTIVE TO FAVOR THESE ACCOUNTS OVER OTHERS. IF THE SUB-ADVISER MANAGES ACCOUNTS THAT ENGAGE IN SHORT SALES OF SECURITIES OF THE TYPE IN WHICH THE FUND INVESTS, THE SUB-ADVISER COULD BE SEEN AS HARMING THE PERFORMANCE OF THE FUND FOR THE BENEFIT OF THE ACCOUNTS ENGAGING IN SHORT SALES IF THE SHORT SALES CAUSE THE MARKET VALUE OF THE SECURITIES TO FALL. THE SUB-ADVISER HAS ADOPTED TRADE ALLOCATION AND OTHER POLICIES AND PROCEDURES THAT IT BELIEVES ARE REASONABLY DESIGNED TO ADDRESS THESE AND OTHER CONFLICTS OF INTEREST.


   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   PORTFOLIO MANAGER COMPENSATION STRUCTURE

   PORTFOLIO MANAGERS RECEIVE A COMBINATION OF BASE COMPENSATION AND DISCRETIONARY COMPENSATION, COMPRISING A CASH BONUS AND SEVERAL DEFERRED COMPENSATION PROGRAMS DESCRIBED BELOW. THE METHODOLOGY USED TO DETERMINE PORTFOLIO MANAGER COMPENSATION IS APPLIED ACROSS ALL FUNDS/ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER.

   BASE SALARY COMPENSATION. GENERALLY, PORTFOLIO MANAGERS RECEIVE BASE SALARY COMPENSATION BASED ON THE LEVEL OF THEIR POSITION WITH THE SUB-ADVISER.

   DISCRETIONARY COMPENSATION. IN ADDITION TO BASE COMPENSATION, PORTFOLIO MANAGERS MAY RECEIVE DISCRETIONARY COMPENSATION.

   DISCRETIONARY COMPENSATION CAN INCLUDE:

   - CASH BONUS.

   - MORGAN STANLEY'S LONG TERM INCENTIVE COMPENSATION AWARDS-- A MANDATORY PROGRAM THAT DEFERS A PORTION OF DISCRETIONARY YEAR-END COMPENSATION INTO RESTRICTED STOCK UNITS OR OTHER AWARDS BASED ON MORGAN STANLEY COMMON STOCK THAT ARE SUBJECT TO VESTING AND OTHER CONDITIONS.

   - INVESTMENT MANAGEMENT ALIGNMENT PLAN (IMAP) AWARDS-- A MANDATORY PROGRAM THAT DEFERS A PORTION OF DISCRETIONARY YEAR-END COMPENSATION AND NOTIONALLY INVESTS IT IN DESIGNATED FUNDS ADVISED BY THE SUB-ADVISER OR ITS AFFILIATES. THE AWARD IS SUBJECT TO VESTING AND OTHER CONDITIONS. PORTFOLIO MANAGERS MUST NOTIONALLY INVEST A MINIMUM OF 25% TO A MAXIMUM OF 100% OF THE IMAP DEFERRAL INTO A COMBINATION OF THE DESIGNATED FUNDS THEY MANAGE THAT ARE INCLUDED IN THE IMAP FUND MENU, WHICH MAY OR MAY NOT INCLUDE THE FUND.

   - VOLUNTARY DEFERRED COMPENSATION PLANS-- VOLUNTARY PROGRAMS THAT PERMIT CERTAIN EMPLOYEES TO ELECT TO DEFER A PORTION OF THEIR DISCRETIONARY YEAR-END COMPENSATION AND DIRECTLY OR NOTIONALLY INVEST THE DEFERRED AMOUNT: (1) ACROSS A RANGE OF DESIGNATED INVESTMENT FUNDS, INCLUDING FUNDS ADVISED BY THE SUB-ADVISER OR ITS AFFILIATES; AND/OR (2) IN MORGAN STANLEY STOCK UNITS.

   SEVERAL FACTORS DETERMINE DISCRETIONARY COMPENSATION, WHICH CAN VARY BY PORTFOLIO MANAGEMENT TEAM AND CIRCUMSTANCES. IN ORDER OF RELATIVE IMPORTANCE, THESE FACTORS INCLUDE:

   - INVESTMENT PERFORMANCE. A PORTFOLIO MANAGER'S COMPENSATION IS LINKED TO THE PRE-TAX INVESTMENT PERFORMANCE OF THE FUNDS/ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER. INVESTMENT PERFORMANCE IS CALCULATED FOR ONE-, THREE- AND FIVE-YEAR PERIODS MEASURED AGAINST A FUND'S/ACCOUNT'S PRIMARY BENCHMARK (AS SET FORTH IN THE FUND'S PROSPECTUS), INDICES AND/OR PEER GROUPS, WHERE APPLICABLE. GENERALLY, THE GREATEST WEIGHT IS PLACED ON THE THREE- AND FIVE-YEAR PERIODS.

   - REVENUES GENERATED BY THE INVESTMENT COMPANIES, POOLED INVESTMENT VEHICLES AND OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER.

   - CONTRIBUTION TO THE BUSINESS OBJECTIVES OF THE SUB-ADVISER.

   - THE DOLLAR AMOUNT OF ASSETS MANAGED BY THE PORTFOLIO MANAGER.

   - MARKET COMPENSATION SURVEY RESEARCH BY INDEPENDENT THIRD PARTIES.

   - OTHER QUALITATIVE FACTORS, SUCH AS CONTRIBUTIONS TO CLIENT OBJECTIVES.

   - PERFORMANCE OF MORGAN STANLEY AND MORGAN STANLEY INVESTMENT MANAGEMENT, AND THE OVERALL PERFORMANCE OF THE INVESTMENT TEAM(S) OF WHICH THE PORTFOLIO MANAGER IS A MEMBER.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or over $1,000,000. If the  Portfolio  Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE




/s/Kimberley H. Costello                                             1-9-2007
(Signature of person authorized to sign on behalf of the Sub-Advisor)   (Date)

Kimberley H. Costello
(Printed Name of person signing)

Vice President
(Title of person signing)


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


       Principal Investors Fund, Inc. - Bond and Mortgage Securities Fund
                             [Name of Fund/Account]
                               Lawrence A. Post
                           [Name of Portfolio Manager]
                           Post Advisory Group, LLC.
                                   [Firm Name]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     5       $493,768,794
                                        ---------------------------
 *  other pooled investment vehicles:...    10      $1,448,322,996
                                        ---------------------------
 *  other accounts:.....................    51      $7,100,274,165
                                        ---------------------------

      For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     0            $0
                                        ---------------------------
 *  other pooled investment vehicles:...     3       $224,178,235
                                        ---------------------------
 *  other accounts:.....................    18      $2,233,430,454
                                        ---------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   POST ADVISORY GROUP, LLC ("POST") AND ITS RESPECTIVE AFFILIATES ADVISE OTHER CLIENTS AND FUNDS, WHOSE ACCOUNTS MAY PURCHASE OR SELL THE SAME SECURITIES AS THE FUND. IN ADDITION, POST OR ITS AFFILIATES MAY ORGANIZE OTHER DOMESTIC OR OFFSHORE FUNDS, WHICH MAY BE MANAGED BY POST AND WHICH MAY HAVE INVESTMENT OBJECTIVES SUBSTANTIALLY SIMILAR TO THOSE OF THE FUND. POST OR ITS AFFILIATES MAY ALSO SEEK INVESTMENT OPPORTUNITIES THAT MAY BE OF INTEREST TO THE FUND. IN MANAGING SUCH FUNDS AND ACCOUNTS, CONFLICTS OF INTEREST MAY ARISE. POST'S INVESTMENT ALLOCATIONS ARE DESIGNED TO PROVIDE A FAIR ALLOCATION OF PURCHASES AND SALES OF SECURITIES AMONG THE VARIOUS ACCOUNTS MANAGED BY POST, WHILE PRESERVING INCENTIVES FOR THE KEY PRINCIPALS TO FIND NEW INVESTMENT OPPORTUNITIES, AND TO ENSURE COMPLIANCE WITH APPROPRIATE REGULATORY REQUIREMENTS. POTENTIAL CONFLICTS OF INTEREST MAY EXIST IN INSTANCES IN WHICH POST OR ITS AFFILIATES DETERMINE THAT A SPECIFIC TRANSACTION IN A SECURITY IS APPROPRIATE FOR A SPECIFIC ACCOUNT BASED UPON NUMEROUS FACTORS INCLUDING, AMONG OTHER THINGS, INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES, OR RESTRICTIONS, WHILE OTHER ACCOUNT MANAGED BY POST OR ITS AFFILIATES MAY HOLD OR TAKE THE OPPOSITE POSITION IN THE SECURITY IN ACCORDANCE WITH THOSE ACCOUNTS' INVESTMENT OBJECTIVES, STRATEGIES AND RESTRICTIONS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, POST MAY AGGREGATE THE TRADE ORDERS OF THE FUDN WITH THE TRADE ORDERS OF POST FOR OTHER ACCOUNTS MANAGED BY POST OR ITS AFFILIATES. POST'S POLICIES AND PROCEDURES ARE INTENDED TO PRODUCE FAIRNESS OVER TIME, BUT MAY NOT PRODUCE MATHEMATICAL PRECISION IN THE ALLOCATION OF INDIVIDUAL PURCHASES AND SALES OF SECURITIES BECAUSE OF, AMONG OTHER THINGS, THE NATURE OF THE FIXED INCOME MARKET AND THE TRANSACTIONS COSTS THAT MAYBE INCURRED IN DOING SO. POST'S POLICIES AND PROCEDURES ARE ALSO INTENDED TO BE SO0NSISTENT WITH ITS DUTY TO SEEK BEST EXECUTION AND BEST PRICES OBTAINABLE UNDER THE CIRCUMSTANCES FOR ALL ACCOUNTS UNDER THEIR MANAGEMENT. POST'S KEY PRINCIPALS MAY FACE DEMANDS ON THEIR TIME OTHER THAN THE DEMANDS OF THE FUND. SUCH KEY PRINCIPALS WILL ENGAGE IN THE SAME OR SIMILAR TRADING STRATEGIES FOR THE ACCOUNTS MANAGED BY POST AND ITS AFFILIATES OR OTHERS AS THOSE OF THE HIGH YIELD BOND FUND. SUCH KEY PRINCIPALS RECEIVE SALARIES AND OTHER COMPENSATION FROM THEIR EMPLOYMENT WITH POST AND POST MAY RECEIVE FEES AND OTHER COMPENSATION FOR THE SERVICES IT PROVIDES AND OTHER TRANSACTIONS INTO WITH IT ENTERS. EMPLOYEES OF POST MAY ENGAGE IN PERSONAL INVESTMENT ACTIVITIES THAT COULD INVOLVE A CONFLICT OF INTEREST WITH THE INVESTMENT ACTIVITIES IOF THE FUND. POST'S CODE OF ETHICS INVOLVES PROCEDURES AND POLICIES INTENDED TO MINIMIZE ANY SUCH CONFLICTS OF INTEREST.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE COMPENSATION FOR THE POST ADVISORY GROUP, LLC SENIOR INVESTMENT PROFESSIONALS IS COMPRISED OF BASE SALARY, BONUS POOL AND CERTAIN OTHER PERFORMANCE INCENTIVES. INCENTIVES IN THE FORM OF AN ANNUAL BONUS ARE DETERMINED BASED ON THE OVERALL PERFORMANCE OF THE FIRM.



2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE





/s/Lawrence A. Post                                                  12/01/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]

Lawrence A. Post

[(Printed Name of person signing)]

Chief Executive Officer & Chief Investment Officer, Post Advisory Group, LLC

[(Title of person signing)]


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


       Principal Investors Fund, Inc. - Bond and Mortgage Securities Fund
                             [Name of Fund/Account]
                                Allan Schweitzer
                           [Name of Portfolio Manager]
                             Post Advisory Group, LLC.
                                   [Firm Name]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     5       $493,768,794
                                        ---------------------------
 *  other pooled investment vehicles:...     6      $1,168,053,306
                                        ---------------------------
 *  other accounts:.....................    41      $6,000,239,390
                                        ---------------------------

      For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     0            $0
                                        ---------------------------
 *  other pooled investment vehicles:...     0            $0
                                        ---------------------------
 *  other accounts:.....................     9      $1,150,560,526
                                        ---------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   POST ADVISORY GROUP, LLC ("POST") AND ITS RESPECTIVE AFFILIATES ADVISE OTHER CLIENTS AND FUNDS, WHOSE ACCOUNTS MAY PURCHASE OR SELL THE SAME SECURITIES AS THE FUND. IN ADDITION, POST OR ITS AFFILIATES MAY ORGANIZE OTHER DOMESTIC OR OFFSHORE FUNDS, WHICH MAY BE MANAGED BY POST AND WHICH MAY HAVE INVESTMENT OBJECTIVES SUBSTANTIALLY SIMILAR TO THOSE OF THE FUND. POST OR ITS AFFILIATES MAY ALSO SEEK INVESTMENT OPPORTUNITIES THAT MAY BE OF INTEREST TO THE FUND. IN MANAGING SUCH FUNDS AND ACCOUNTS, CONFLICTS OF INTEREST MAY ARISE. POST'S INVESTMENT ALLOCATIONS ARE DESIGNED TO PROVIDE A FAIR ALLOCATION OF PURCHASES AND SALES OF SECURITIES AMONG THE VARIOUS ACCOUNTS MANAGED BY POST, WHILE PRESERVING INCENTIVES FOR THE KEY PRINCIPALS TO FIND NEW INVESTMENT OPPORTUNITIES, AND TO ENSURE COMPLIANCE WITH APPROPRIATE REGULATORY REQUIREMENTS. POTENTIAL CONFLICTS OF INTEREST MAY EXIST IN INSTANCES IN WHICH POST OR ITS AFFILIATES DETERMINE THAT A SPECIFIC TRANSACTION IN A SECURITY IS APPROPRIATE FOR A SPECIFIC ACCOUNT BASED UPON NUMEROUS FACTORS INCLUDING, AMONG OTHER THINGS, INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES, OR RESTRICTIONS, WHILE OTHER ACCOUNT MANAGED BY POST OR ITS AFFILIATES MAY HOLD OR TAKE THE OPPOSITE POSITION IN THE SECURITY IN ACCORDANCE WITH THOSE ACCOUNTS' INVESTMENT OBJECTIVES, STRATEGIES AND RESTRICTIONS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, POST MAY AGGREGATE THE TRADE ORDERS OF THE FUDN WITH THE TRADE ORDERS OF POST FOR OTHER ACCOUNTS MANAGED BY POST OR ITS AFFILIATES. POST'S POLICIES AND PROCEDURES ARE INTENDED TO PRODUCE FAIRNESS OVER TIME, BUT MAY NOT PRODUCE MATHEMATICAL PRECISION IN THE ALLOCATION OF INDIVIDUAL PURCHASES AND SALES OF SECURITIES BECAUSE OF, AMONG OTHER THINGS, THE NATURE OF THE FIXED INCOME MARKET AND THE TRANSACTIONS COSTS THAT MAYBE INCURRED IN DOING SO. POST'S POLICIES AND PROCEDURES ARE ALSO INTENDED TO BE SO0NSISTENT WITH ITS DUTY TO SEEK BEST EXECUTION AND BEST PRICES OBTAINABLE UNDER THE CIRCUMSTANCES FOR ALL ACCOUNTS UNDER THEIR MANAGEMENT. POST'S KEY PRINCIPALS MAY FACE DEMANDS ON THEIR TIME OTHER THAN THE DEMANDS OF THE FUND. SUCH KEY PRINCIPALS WILL ENGAGE IN THE SAME OR SIMILAR TRADING STRATEGIES FOR THE ACCOUNTS MANAGED BY POST AND ITS AFFILIATES OR OTHERS AS THOSE OF THE HIGH YIELD BOND FUND. SUCH KEY PRINCIPALS RECEIVE SALARIES AND OTHER COMPENSATION FROM THEIR EMPLOYMENT WITH POST AND POST MAY RECEIVE FEES AND OTHER COMPENSATION FOR THE SERVICES IT PROVIDES AND OTHER TRANSACTIONS INTO WITH IT ENTERS. EMPLOYEES OF POST MAY ENGAGE IN PERSONAL INVESTMENT ACTIVITIES THAT COULD INVOLVE A CONFLICT OF INTEREST WITH THE INVESTMENT ACTIVITIES IOF THE FUND. POST'S CODE OF ETHICS INVOLVES PROCEDURES AND POLICIES INTENDED TO MINIMIZE ANY SUCH CONFLICTS OF INTEREST.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE COMPENSATION FOR THE POST ADVISORY GROUP, LLC SENIOR INVESTMENT PROFESSIONALS IS COMPRISED OF BASE SALARY, BONUS POOL AND CERTAIN OTHER PERFORMANCE INCENTIVES. INCENTIVES IN THE FORM OF AN ANNUAL BONUS ARE DETERMINED BASED ON THE OVERALL PERFORMANCE OF THE FIRM.



2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE





/s/Allan Schweitzer                                                    12/1/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]

Allan Schweitzer

[(Printed Name of person signing)]

Managing Director

[(Title of person signing)]



                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


             Principal Investors Fund, Inc. - Ultra Short Bond Fund
                             [Name of Fund/Account
                               ]Allan Schweitzer
                           [Name of Portfolio Manager
                           ]Post Advisory Group, LLC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the  number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     5       $493,768,794
                                        ---------------------------
 *  other pooled investment vehicles:...     6      $1,168,053,306
                                        ---------------------------
 *  other accounts:.....................    41      $6,000,239,390
                                        ---------------------------

      For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                         NUMBER OF      TOTAL
                                         ACCOUNTS       ASSETS
 *  registered investment companies: ...     0            $0
                                        ---------------------------
 *  other pooled investment vehicles:...     0            $0
                                        ---------------------------
 *  other accounts:.....................     9      $1,150,560,526
                                        ---------------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   POST ADVISORY GROUP, LLC ("POST") AND ITS RESPECTIVE AFFILIATES ADVISE OTHER CLIENTS AND FUNDS, WHOSE ACCOUNTS MAY PURCHASE OR SELL THE SAME SECURITIES AS THE FUND. IN ADDITION, POST OR ITS AFFILIATES MAY ORGANIZE OTHER DOMESTIC OR OFFSHORE FUNDS, WHICH MAY BE MANAGED BY POST AND WHICH MAY HAVE INVESTMENT OBJECTIVES SUBSTANTIALLY SIMILAR TO THOSE OF THE FUND. POST OR ITS AFFILIATES MAY ALSO SEEK INVESTMENT OPPORTUNITIES THAT MAY BE OF INTEREST TO THE FUND. IN MANAGING SUCH FUNDS AND ACCOUNTS, CONFLICTS OF INTEREST MAY ARISE. POST'S INVESTMENT ALLOCATIONS ARE DESIGNED TO PROVIDE A FAIR ALLOCATION OF PURCHASES AND SALES OF SECURITIES AMONG THE VARIOUS ACCOUNTS MANAGED BY POST, WHILE PRESERVING INCENTIVES FOR THE KEY PRINCIPALS TO FIND NEW INVESTMENT OPPORTUNITIES, AND TO ENSURE COMPLIANCE WITH APPROPRIATE REGULATORY REQUIREMENTS. POTENTIAL CONFLICTS OF INTEREST MAY EXIST IN INSTANCES IN WHICH POST OR ITS AFFILIATES DETERMINE THAT A SPECIFIC TRANSACTION IN A SECURITY IS APPROPRIATE FOR A SPECIFIC ACCOUNT BASED UPON NUMEROUS FACTORS INCLUDING, AMONG OTHER THINGS, INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES, OR RESTRICTIONS, WHILE OTHER ACCOUNT MANAGED BY POST OR ITS AFFILIATES MAY HOLD OR TAKE THE OPPOSITE POSITION IN THE SECURITY IN ACCORDANCE WITH THOSE ACCOUNTS' INVESTMENT OBJECTIVES, STRATEGIES AND RESTRICTIONS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, POST MAY AGGREGATE THE TRADE ORDERS OF THE FUDN WITH THE TRADE ORDERS OF POST FOR OTHER ACCOUNTS MANAGED BY POST OR ITS AFFILIATES. POST'S POLICIES AND PROCEDURES ARE INTENDED TO PRODUCE FAIRNESS OVER TIME, BUT MAY NOT PRODUCE MATHEMATICAL PRECISION IN THE ALLOCATION OF INDIVIDUAL PURCHASES AND SALES OF SECURITIES BECAUSE OF, AMONG OTHER THINGS, THE NATURE OF THE FIXED INCOME MARKET AND THE TRANSACTIONS COSTS THAT MAYBE INCURRED IN DOING SO. POST'S POLICIES AND PROCEDURES ARE ALSO INTENDED TO BE SO0NSISTENT WITH ITS DUTY TO SEEK BEST EXECUTION AND BEST PRICES OBTAINABLE UNDER THE CIRCUMSTANCES FOR ALL ACCOUNTS UNDER THEIR MANAGEMENT. POST'S KEY PRINCIPALS MAY FACE DEMANDS ON THEIR TIME OTHER THAN THE DEMANDS OF THE FUND. SUCH KEY PRINCIPALS WILL ENGAGE IN THE SAME OR SIMILAR TRADING STRATEGIES FOR THE ACCOUNTS MANAGED BY POST AND ITS AFFILIATES OR OTHERS AS THOSE OF THE HIGH YIELD BOND FUND. SUCH KEY PRINCIPALS RECEIVE SALARIES AND OTHER COMPENSATION FROM THEIR EMPLOYMENT WITH POST AND POST MAY RECEIVE FEES AND OTHER COMPENSATION FOR THE SERVICES IT PROVIDES AND OTHER TRANSACTIONS INTO WITH IT ENTERS. EMPLOYEES OF POST MAY ENGAGE IN PERSONAL INVESTMENT ACTIVITIES THAT COULD INVOLVE A CONFLICT OF INTEREST WITH THE INVESTMENT ACTIVITIES IOF THE FUND. POST'S CODE OF ETHICS INVOLVES PROCEDURES AND POLICIES INTENDED TO MINIMIZE ANY SUCH CONFLICTS OF INTEREST.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   THE COMPENSATION FOR THE POST ADVISORY GROUP, LLC SENIOR INVESTMENT PROFESSIONALS IS COMPRISED OF BASE SALARY, BONUS POOL AND CERTAIN OTHER PERFORMANCE INCENTIVES. INCENTIVES IN THE FORM OF AN ANNUAL BONUS ARE DETERMINED BASED ON THE OVERALL PERFORMANCE OF THE FIRM.



2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000.  If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   NONE





/s/Allan Schweitzer                                                 12/1/06

[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]

Allan Schweitzer

[(Printed Name of person signing)]

Managing Director

[(Title of person signing)]


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


       PRINCIPAL INVESTORS FUND, INC. -- BOND & MORTGAGE SECURITIES FUND
                                 [Name of Fund]

                               L. PHILLIP JACOBY
                           [Name of Portfolio Manager]

                        SPECTRUM ASSET MANAGEMENT, INC.
                                   [Firm Name]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

      THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND LISTED ABOVE IS SHARED BY FOUR PORTFOLIO MANAGERS OPERATING AS A TEAM, SHARING AUTHORITY AND RESPONSIBILITY FOR RESEARCH AND DAY-TO-DAY MANAGEMENT WITH NO LIMITATION ON THE AUTHORITY OF ONE PORTFOLIO MANAGER IN RELATION TO ANOTHER.


Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts managed within each  of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS      ASSETS
 *  registered investment companies: ...     9      7,458,405,940
                                        --------------------------
 *  other pooled investment vehicles:...    16      2,504,716,504
                                        --------------------------
 *  other accounts:.....................    32      2,492,953,991
                                        --------------------------

      or each of the categories,  the number of accounts and the total assets in
      the  accounts  with  respect to  which   advisory  fee  is  based  on  the
      performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   SPECTRUM PROFESSIONALS ARE PAID A BASE SALARY AS WELL AS QUARTERLY AND YEAR-END PERFORMANCE BONUSES. THE PERFORMANCE BONUSES ARE BASED ON OVERALL FIRM REVENUES (25% WEIGHTING), ASSETS UNDER MANAGEMENT (25%), AND INDIVIDUAL PERFORMANCE AND CONTRIBUTIONS TO THE INVESTMENT TEAM (50%). THE PERFORMANCE BONUSES MAY COMPRISE UP TO 90% OF AN INDIVIDUAL'S TOTAL COMPENSATION.

   SALARIES OF OUR SENIOR EXECUTIVE AND INVESTMENT STAFF ARE BENCHMARKED AGAINST NATIONAL COMPENSATION LEVELS OF ASSET MANAGEMENT FIRMS AND THE BONUS IS DRIVEN BY INVESTMENT PERFORMANCE AND FACTORS DESCRIBED EARLIER, SUCH THAT TOP QUARTILE FUND PERFORMANCE GENERATES TOP QUARTILE COMPENSATION.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000. If the Portfolio Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   $0*****





/s/L. Phillip Jacoby                                                 12/11/06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


L. Phillip Jacoby
             [(Printed Name of person signing)]


Managing Director
                 [(Title of person signing)]


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


       PRINCIPAL INVESTORS FUND, INC. -- BOND & MORTGAGE SECURITIES FUND
                                 [Name of Fund

                                ]BERNARD SUSSMAN
                           [Name of Portfolio Manager
                                       ]
                        SPECTRUM ASSET MANAGEMENT, INC.
                                   [Firm Name]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

      THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND LISTED ABOVE IS SHARED BY FOUR PORTFOLIO MANAGERS OPERATING AS A TEAM, SHARING AUTHORITY AND RESPONSIBILITY FOR RESEARCH AND DAY-TO-DAY MANAGEMENT WITH NO LIMITATION ON THE AUTHORITY OF ONE PORTFOLIO MANAGER IN RELATION TO ANOTHER.


Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts managed within each  of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS      ASSETS
 *  registered investment companies: ...     9      7,458,405,940
                                        --------------------------
 *  other pooled investment vehicles:...    16      2,504,716,504
                                        --------------------------
 *  other accounts:.....................    36      2,498,437,508
                                        --------------------------

      or each of the categories,  the number of accounts and the total assets in
      the  accounts  with  respect to  which   advisory  fee  is  based  on  the
      performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   SPECTRUM PROFESSIONALS ARE PAID A BASE SALARY AS WELL AS QUARTERLY AND YEAR-END PERFORMANCE BONUSES. THE PERFORMANCE BONUSES ARE BASED ON OVERALL FIRM REVENUES (25% WEIGHTING), ASSETS UNDER MANAGEMENT (25%), AND INDIVIDUAL PERFORMANCE AND CONTRIBUTIONS TO THE INVESTMENT TEAM (50%). THE PERFORMANCE BONUSES MAY COMPRISE UP TO 90% OF AN INDIVIDUAL'S TOTAL COMPENSATION.

   SALARIES OF OUR SENIOR EXECUTIVE AND INVESTMENT STAFF ARE BENCHMARKED AGAINST NATIONAL COMPENSATION LEVELS OF ASSET MANAGEMENT FIRMS AND THE BONUS IS DRIVEN BY INVESTMENT PERFORMANCE AND FACTORS DESCRIBED EARLIER, SUCH THAT TOP QUARTILE FUND PERFORMANCE GENERATES TOP QUARTILE COMPENSATION.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000. If the Portfolio Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   $0





/s/Bernard Sussman                                                     12/05/06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Bernard Sussman
             [(Printed Name of person signing)]


Executive Director
                 [(Title of person signing)]


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


   PRINCIPAL INVESTORS FUND, INC. -- HIGH QUALITY INTERMEDIATE TERM BOND FUND
                                 [Name of Fund]

                               L. PHILLIP JACOBY
                           [Name of Portfolio Manager]

                        SPECTRUM ASSET MANAGEMENT, INC.
                                   [Firm Name]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

      THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND LISTED ABOVE IS SHARED BY FOUR PORTFOLIO MANAGERS OPERATING AS A TEAM, SHARING AUTHORITY AND RESPONSIBILITY FOR RESEARCH AND DAY-TO-DAY MANAGEMENT WITH NO LIMITATION ON THE AUTHORITY OF ONE PORTFOLIO MANAGER IN RELATION TO ANOTHER.


Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts managed within each  of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS      ASSETS
 *  registered investment companies: ...     9      7,458,405,940
                                        --------------------------
 *  other pooled investment vehicles:...    16      2,504,716,504
                                        --------------------------
 *  other accounts:.....................    32      2,492,953,991
                                        --------------------------

      or each of the categories,  the number of accounts and the total assets in
      the  accounts  with  respect to  which   advisory  fee  is  based  on  the
      performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   SPECTRUM PROFESSIONALS ARE PAID A BASE SALARY AS WELL AS QUARTERLY AND YEAR-END PERFORMANCE BONUSES. THE PERFORMANCE BONUSES ARE BASED ON OVERALL FIRM REVENUES (25% WEIGHTING), ASSETS UNDER MANAGEMENT (25%), AND INDIVIDUAL PERFORMANCE AND CONTRIBUTIONS TO THE INVESTMENT TEAM (50%). THE PERFORMANCE BONUSES MAY COMPRISE UP TO 90% OF AN INDIVIDUAL'S TOTAL COMPENSATION.

   SALARIES OF OUR SENIOR EXECUTIVE AND INVESTMENT STAFF ARE BENCHMARKED AGAINST NATIONAL COMPENSATION LEVELS OF ASSET MANAGEMENT FIRMS AND THE BONUS IS DRIVEN BY INVESTMENT PERFORMANCE AND FACTORS DESCRIBED EARLIER, SUCH THAT TOP QUARTILE FUND PERFORMANCE GENERATES TOP QUARTILE COMPENSATION.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000. If the Portfolio Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   $0*****





/s/L. Phillip Jacoby                                                  12/11/06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


L. Phillip Jacoby
             [(Printed Name of person signing)]


Managing Director
                 [(Title of person signing)]


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


   PRINCIPAL INVESTORS FUND, INC. -- HIGH QUALITY INTERMEDIATE TERM BOND FUND
                                 [Name of Fund

                                ]BERNARD SUSSMAN
                           [Name of Portfolio Manager
                                       ]
                        SPECTRUM ASSET MANAGEMENT, INC.
                                   [Firm Name
]

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

      THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND LISTED ABOVE IS SHARED BY FOUR PORTFOLIO MANAGERS OPERATING AS A TEAM, SHARING AUTHORITY AND RESPONSIBILITY FOR RESEARCH AND DAY-TO-DAY MANAGEMENT WITH NO LIMITATION ON THE AUTHORITY OF ONE PORTFOLIO MANAGER IN RELATION TO ANOTHER.


Please provide the following information as of OCTOBER 31, 2006 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

      {circle}the number of other accounts managed within each  of the following categories and the total assets in the accounts managed within each category:
                                         NUMBER OF      TOTAL
                                         ACCOUNTS      ASSETS
 *  registered investment companies: ...     9      7,458,405,940
                                        --------------------------
 *  other pooled investment vehicles:...    16      2,504,716,504
                                        --------------------------
 *  other accounts:.....................    36      2,498,437,508
                                        --------------------------

      or each of the categories,  the number of accounts and the total assets in
      the  accounts  with  respect to  which   advisory  fee  is  based  on  the
      performance of the account

                                         NUMBER OF  TOTAL
                                         ACCOUNTS   ASSETS
 *  registered investment companies: ...     0        0
                                        -------------------
 *  other pooled investment vehicles:...     0        0
                                        -------------------
 *  other accounts:.....................     0        0
                                        -------------------

   A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

   NONE.

   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

   SPECTRUM PROFESSIONALS ARE PAID A BASE SALARY AS WELL AS QUARTERLY AND YEAR-END PERFORMANCE BONUSES. THE PERFORMANCE BONUSES ARE BASED ON OVERALL FIRM REVENUES (25% WEIGHTING), ASSETS UNDER MANAGEMENT (25%), AND INDIVIDUAL PERFORMANCE AND CONTRIBUTIONS TO THE INVESTMENT TEAM (50%). THE PERFORMANCE BONUSES MAY COMPRISE UP TO 90% OF AN INDIVIDUAL'S TOTAL COMPENSATION.

   SALARIES OF OUR SENIOR EXECUTIVE AND INVESTMENT STAFF ARE BENCHMARKED AGAINST NATIONAL COMPENSATION LEVELS OF ASSET MANAGEMENT FIRMS AND THE BONUS IS DRIVEN BY INVESTMENT PERFORMANCE AND FACTORS DESCRIBED EARLIER, SUCH THAT TOP QUARTILE FUND PERFORMANCE GENERATES TOP QUARTILE COMPENSATION.

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
   $500,001  -  $1,000,000;  or  over  $1,000,000. If the Portfolio Manager  has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

   $0





/s/Bernard Sussman                                                     12/05/06
[(Signature of person authorized to sign on behalf of the Sub-Advisor)][(Date)]


Bernard Sussman
             [(Printed Name of person signing)]


Executive Director
                 [(Title of person signing)]

PART C. OTHER INFORMATION

Item 23. Exhibits.

 (a)   (1)      a.   Articles of Amendment and Restatement (filed 4/12/96)
                b.   Articles of Amendment and Restatement (filed 9/22/00)
                c.   Articles of Amendment and Restatement dated 6/14/02 (filed 12/30/02)
                d.   Articles of Amendment dated 5/23/05 (filed 9/8/05)
                e.   Articles of Amendment dated 9/30/05 (filed 11/22/05)
                f.   Articles of Amendment dated 7/7/06 (Incorporated by reference from exhibit #1(2)b to registration statement
                       No. 333-137477 filed on Form N-14 on 9/20/06)

       (2)           Articles of Amendment (filed 9/12/97)

       (3)      a.   Certificate of Correction dated 9/14/00 (filed 9/22/00)
                b.   Certificate of Correction dated 12/13/00 (filed 10/12/01)

       (4)      a.   Articles Supplementary dated 12/11/00 (filed 10/12/01)
                b.   Articles Supplementary dated 3/12/01 (filed 10/12/01)
                c.   Articles Supplementary dated 4/16/02 (filed 12/30/02)
                d.   Articles Supplementary dated 9/25/02 (filed 12/30/02)
                e.   Articles Supplementary dated 2/5/03 (filed 02/26/03)
                f.   Articles Supplementary dated 4/30/03 (filed 9/11/03)
                g.   Articles Supplementary dated 6/10/03 (filed 9/11/03)
                h.   Articles Supplementary dated 9/9/03 (filed 9/11/03)
                i.   Articles Supplementary dated 11/6/03 (filed 12/15/03)
                j.   Articles Supplementary dated 1/29/04 (filed 2/26/04)
                k.   Articles Supplementary dated 3/8/04  (filed 7/27/04)
                l.   Articles Supplementary dated 6/14/04 (filed 9/27/04)
                m.   Articles Supplementary dated 9/13/04 (filed 12/13/04)
                n.   Articles Supplementary dated 10/1/04 (filed 12/13/04)
                o.   Articles Supplementary dated 12/13/04 (filed 2/28/05)
                p.   Articles Supplementary dated 2/4/05 (filed 5/16/05)
                q.   Articles Supplementary dated 2/24/05 (filed 5/16/05)
                r.   Articles Supplementary dated 5/6/05  (filed 9/8/05)
                s.   Articles Supplementary dated 12/20/05 (filed 2/28/06)
                t.   Articles Supplementary dated 9/20/06 (Incorporated by reference from exhibit #1(4)t to registration statement
                       No. 333-137477 filed on Form N-14 on 9/20/06)
                u.   Articles Supplementary dated 1/11/07 (filed 1/16/07)

 (b)                 By-laws (filed 12/29/05)

 (c)                 N/A

 (d)   (1)      a.   Management Agreement (filed 9/12/97)
                b.   1st Amendment to the Management Agreement (filed 9/22/00)
                c.   Management Agreement (filed 12/5/00)
                d.   Amendment to Management Agreement dated 9/9/02 (filed 12/30/02)
                e.   Amendment to Management Agreement dated 3/11/02 (filed 02/26/03)
                f.   Amendment to Management Agreement dated 12/10/02 (filed 02/26/03)
                g.   Amendment to Management Agreement dated 10/22/03 (filed 12/15/03)
                h.   Amendment to Management Agreement dated 3/8/04 (filed 6/1/04)
                i.   Amendment to Management Agreement dated 6/14/04 (filed 9/27/04)
                j.   Amendment to Management Agreement dated 7/29/04 (filed 9/27/04)
                k.   Amendment to Management Agreement dated 9/13/04 (filed 9/27/04)
                l.   Amendment to Management Agreement dated 12/13/04  (filed 2/28/05)
                m.   Amendment to Management Agreement dated 1/1/05  (filed 2/28/05)
                n.   Amendment to Management Agreement dated 9/30/05  (filed 11/22/05)
                o.   Amendment to Management Agreement dated 1/12/07 (filed 1/16/07)

       (2)      a.   Invista Sub-Advisory Agreement (filed 9/12/97)
                b.   1st Amendment to the Invista Sub-Advisory Agreement (filed 2/25/02)
                c.   2nd Amendment to the Invista Sub-Advisory Agreement (filed 2/25/02)

       (3)      a.   American Century Sub-Advisory Agreement (filed 12/5/00)
                b.   Amended & Restated Sub-Adv Agreement with Amer. Century (filed 9/11/03)
                c.   Amended & Restated Sub-Adv Agreement with Amer. Century (filed 9/27/04)
                d.   Amended & Restated Sub-Adv Agreement with Amer. Century dated 6/13/05 (filed 9/8/05)
                d.   Amended & Restated Sub-Adv Agreement with Amer. Century dated 9/19/06 (Incorporated by reference from exhibit
                       #6(3)e to registration statement No. 333-137477 filed on Form N-14 on 10/6/06)

       (4)      a.   Bernstein Sub-Advisory Agreement (filed 12/5/00)
                b.   Amendment to Bernstein Sub-Advisory Agreement dated 3/28/03 (filed 9/11/03)
                c.   Amendmed & Restated Bernstein Sub-Advisory Agreement dated 7/1/04 (filed 9/27/04)

       (5)      a.   BT Sub-Advisory Agreement (filed 9/22/00)

       (6)      a.   Federated Sub-Advisory Agreement (filed 12/5/00)
                b.   Federated Amended & Restated Sub-Advisory Agreement dated 10/31/03 (filed 12/15/03)

       (7)      a.   Neuberger Berman Sub-Advisory Agreement (filed 12/5/00)
                b.   Amended & Restated Sub-Adv Agreement with Neuberger Berman (filed 9/11/03)
                c.   Amended & Restated Sub-Advisory Agreement with Neuberger Berman dated 10/31/03 (filed 12/15/03)
                d.   Amended & Restated Sub-Advisory Agreement with Neuberger Berman dated 7/1/04  (filed 2/28/05)

       (8)      a.   Morgan Stanley Sub-Advisory Agreement-PLCGI (filed 12/5/00)
                b.   Amended & Restated Sub-Advisory Agreement with MSAM dated 11/25/03  (filed 7/27/04)
                c.   Amended & Restated Sub-Advisory Agreement with MSAM dated 6/30/04  (filed 2/28/05)

       (9)      a.   Principal Capital Income Investors Sub-Advisory Agreement (filed 2/27/01)
                b.   1st Amendment to the PCII Sub-Advisory Agreement (filed 10/12/01)
                c.   2nd Amendment to the PCII Sub-Advisory Agreement (filed 10/12/01)
                d.   3rd Amendment to the PCII Sub-Advisory Agreement (filed 10/12/01)

       (10)     a.   Principal Capital Real Estate Investors Sub-Advisory Agreement (filed 2/27/01)
                b.   1st Amendment to the PCREI Sub-Advisory Agreement (filed 10/12/01)
                c.   2nd Amendment to the PCREI Sub-Advisory Agreement (filed 10/12/01)
                d.   Amended & Restated Sub-Adv Agreement with PCREI (filed 9/11/03)
                e.   Amended & Restated Sub-Adv Agreement with PREI dated 9/12/05 (filed 12/29/05)
                f.   Amended & Restated Sub-Adv Agreement with PREI dated 1/1/06 (filed 2/28/06)

       (11)     a.   Turner Sub-Advisory Agreement (filed 12/5/00)

       (12)     a.   PCII Cash Management Sub-Advisory Agreement (filed 2/27/01)
                b.   Amendment to PCII Cash Management Sub-Advisory Agreement (filed 12/30/02)
                c.   Amended & Restated Cash Management Sub-Advisory Agreement dated 10/23/03 (filed 12/15/03)

       (13)     a.   Ark Asset Management Sub-Advisory Agreement (filed 2/27/01)
                b.   Amended & Restated Sub-Adv Agreement with Ark (filed 9/11/03)

       (14)     a.   Morgan Stanley Sub-Advisory Agreement - PMCB (filed 2/27/01)
                b.   Amended & Restated Sub-Advisory Agreement with MSAM dated 11/25/03 (filed 7/27/04)

       (15)     a.   Spectrum Sub-Advisory Agreement (filed 04/29/02)
                b.   Amended & Restated Sub-Adv Agreement with Spectrum (filed 9/11/03)
                c.   Amended & Restated Sub-Adv Agreement with Spectrum dated 9/12/05 (filed 12/29/05)

       (16)     a.   UBS Global Asset Management Sub-Advisory Agreement (filed 04/29/02)
                b.   Amended & Restated Sub-Adv Agreement with UBS (filed 9/11/03)
                c.   Amended & Restated Sub-Adv Agreement with UBS dated 4/1/04 filed 6/1/04)

       (17)     a.   Dreyfus Sub-Advisory Agreement(filed 12/30/02)
                b.   Amended Dreyfus Sub-Advisory Agreement dated 11/25/03 (filed 12/15/03)
                c.   Amended Dreyfus Sub-Advisory Agreement dated 6/30/04  (filed 2/28/05)

       (18)     a.   JP Morgan Sub-Advisory Agreement (filed 12/30/02)
                b.   Amended & Restated Sub-Adv Agreement with JP Morgan (filed 9/11/03)

       (19)     a.   Principal Global Investors Sub-Advisory Agreement (filed 12/30/02)
                b.   Amended and Restated PGI Sub-Advisory Agreement (filed 02/26/03)
                c.   Amended & Restated Sub-Adv Agreement with PGI (filed 9/11/03)
                d.   Amended & Restated Sub-Adv Agreement with PGI (filed 6/1/04)
                e.   Amended & Restated Sub-Adv Agreement with PGI dtd 7-29-04 (filed 9/27/04)
                f.   Amended & Restated Sub-Adv Agreement with PGI dtd 9-13-04 (filed 12/13/04)
                g.   Amended & Restated Sub-Adv Agreement with PGI dtd 12-13-04 (filed 9/8/05)
                h.   Amended & Restated Sub-Adv Agreement with PGI dtd 7-1-05 (filed 9/8/05)
                i.   Sub-Sub-Advisory Agreement with Spectrum dtd 7/1/2005 (filed 12/29/05)
                j.   Sub-Sub-Advisory Agreement with Post dtd  7/1/2005 (filed 12/29/05)
                k.   Amended & Restated Sub-Adv Agreement with PGI dtd 3/1/06 (filed 2/28/06)

       (20)     a.   Putnam Sub-Advisory Agreement(filed 12/30/02)
                b.   Amended & Restated Sub-Adv Agreement with Putnam (filed 9/11/03)

       (21)     a.   Goldman Sachs Sub-Advisory Agreement(filed 12/30/02)
                b.   Amended & Restated Sub-Adv Agreement with Goldman Sachs (filed 9/11/03)
                c.   Amended & Restated Goldman Sachs Sub-Advisory Agreement dated 11/20/03 (filed 12/15/03)
                d.   Amended & Restated Goldman Sachs Sub-Advisory Agreement dated 6/30/04  (filed 2/28/05)

       (22)     a.   Wellington Sub-Advisory Agreement (filed 12/30/02)
                b.   Amended & Restated Sub-Adv Agreement with Wellington (filed 9/11/03)

       (23)     a.   Fidelity Sub-Advisory Agreement (filed 2/26/04)
                b.   Fidelity Sub-Sub-Advisory Agreement dated 12/29/04  (filed 11/22/05)
                c.   Amended & Restated Fidelity Sub-Advisory Agreement dated 12/29/04  (filed 2/28/05)

       (24)     a.   T. Rowe Price Sub-Advisory Agreement dated 3/8/04 (filed 6/1/04)
                b.   Amended & Restated Sub-Adv Agreement with T. Rowe Price dated 8/24/04 (filed 9/27/04)
                c.   Amended & Restated Sub-Adv Agreement with T. Rowe Price dated 8/1/05 (filed 12/29/05)
                d.   Amended & Restated Sub-Adv Agreement with T. Rowe Price dated 8/1/06 (filed 10/20/06)

       (25)     a.   Grantham, Mayo, Van Otterloo Sub-Advisory Agreement (filed 6/1/04)

       (26)     a.   Mazama Capital Management Sub-Advisory Agreement (filed 6/1/04)

       (27)     a.   Dimensional Fund Advisors Sub-Advisory Agreement (filed 6/1/04)

       (28)     a.   Emerald Advisors, Inc. Sub-Advisory Agreement (filed 9/27/04)

       (29)     a.   Los Angeles Capital Management Sub-Advisory Agreement (filed 9/27/04)
                b.   Amended & Restated Sub-Adv Agreement with LA Capital dated 9/12/05 (filed 11/22/05)

       (30)     a.   Post Advisory Group Sub-Advisory Agreement dtd 12/29/04  (filed 2/28/05)
                b.   Amended & Restated Sub-Adv Agreement with Post dated 9/12/05 (filed 12/29/05)

       (31)     a.   Mellon Equity Associates LLP Sub-Advisory Agreement dtd 12/21/04  (filed 2/28/05)
                b.   Amended & Restated Sub-Adv Agreement with Mellon Equity dated 8/8/05 (filed 11/22/05)

       (32)     a.   Columbus Circle Investors Sub-Advisory Agreement dated 1/5/05 (filed 9/8/05)
                b.   Amended & Restated Sub-Adv Agreement with Columbus Cirecle dated 9/15/05 (filed 10/20/06)
                c.   Amended & Restated Sub-Adv Agreement with Columbus Circle dated 12/15/06

       (33)     a.   Barrow Hanley Sub-Advisory Agreement dtd 7/12/05 (filed 9/8/05)

       (34)     a.   Vaughan Nelson Investment Management Sub-Advisory Agreement dtd 9/21/05 (filed 11/22/05)

       (35)     a.   Nuveen Sub-Advisory Agreement dtd 3/1/06  (filed 2/28/06)

       (36)     a.   Bank of New York Sub-Advisory Agreement dated 3/1/06  (filed 2/28/06)

       (37)     a.   Essex Investment Management Company, LLC. Sub-Advisory Agreement dated 6/30/06 (filed 10/20/06)

       (38)     a.   Jacobs Levy Equity Management, Inc. Sub-Advisory Agreement dated 6/15/06 (filed 10/20/06)

       (39)     a.   Edge Asset Management Sub-Advisory Agreement dated 1/12/07 (filed 1/16/07)

       (40)     a.   Van Kampen Sub-Advisory Agreement dated 1/12/07 (filed 1/16/07)

       (41)     a.   Pyramis Global Advisors, LLC dated 1/1/07 (filed 1/16/07)


(e)   (1)       a.   Distribution Agreement (filed 4/12/96)
                b.   1st Amendment to the Distribution Agreement (filed 9/22/00)
                c.   Distribution Agreement (filed 9/22/00)
                d.   Distribution Plan and Agreement (Select Class)(filed 12/30/02)
                e.   Amended and Restated Distribution Plan and Agreement (Select Class)(filed 12/30/02)
                f.   Amended and Restated Distribution Plan and Agreement (Advisors Select Class)(filed 12/30/02)
                g.   Amended and Restated Distribution Plan and Agreement (Advisors Preferred Class)(filed 12/30/02)
                h.   Amended and Restated Distribution Plan and Agreement (Class J)(filed 12/30/02)
                i.   Amended and Restated Distribution Agreement (filed 12/30/02)
                j.   Amendment to Distribution Plan and Agreement (Advisors Preferred Class) (filed 02/26/03)
                k.   Amendment to Distribution Plan and Agreement (Advisors Select Class) (filed 02/26/03)
                l.   Amendment to Distribution Plan and Agreement (Select Class) (filed 02/26/03)
                m.   Amendment to Distribution Agreement dtd 03/02 (filed 02/26/03)
                n.   Amendment to Distribution Agreement dtd 12/02 (filed 02/26/03)
                o.   Amended & Restated Distribution Agreement dtd 10/22/03 (filed 12/15/03)
                p.   Amended & Restated Distribution Agreement dtd 6/14/04 (filed 9/27/04)
                q.   Amended & Restated Distribution Agreement dtd 2/24/05 (filed 9/8/05)
                r.   Distribution Agreement (Class A, B and C) dtd 1/12/07 (filed 1/16/07)
                s.   Distribution Agreement (Instl and J) dtd 1/12/07 (filed 1/16/07)

       (2)      a.   Selling Agreement--Advantage Classes (filed 9/11/03)
                b.   Selling Agreement--J Shares (filed 9/11/03)
                c.   Selling Agreement--Class A and Class B Shares (filed 9/8/05)

 (f)                 N/A

 (g)   (1)      a.   Domestic Portfolio Custodian Agreement with Bank of New York (filed 4/12/96)
                b.   Domestic Funds Custodian Agreement with Bank of New York (filed 12/5/00)
                c.   Domestic and Global Custodian Agreement with Bank of New York  (filed 11/22/05)

       (2)      a.   Global Portfolio Custodian Agreement with Chase Manhattan Bank (filed 4/12/96)
                b.   Global Funds Custodian Agreement with Chase Manhattan Bank (filed 12/5/00)

 (h)   (1)      a.   Transfer Agency Agreement for Class I shares (filed 9/22/00)
                b.   Amended & Restated Transfer Agency Agreement for Class I Shares (filed 12/30/02)
                c.   Transfer Agency Agreement for Class J Shares (filed 12/30/02)
                d.   1st Amendment to Transfer Agency Agreement for Class J Shares (filed 12/30/02)
                e.   Amended and Restated Transfer Agency Agreement for Class J Shares dtd 10/22/03  (filed 2/28/05)
                f.   Amended and Restated Transfer Agency Agreement for Class J, Class A and Class B
                        Shares dtd 12/13/04  (filed 2/28/05)
                g.   Transfer Agency Agreement (Class A, B, C, J and Institutional) dtd 1/12/07 (filed 1/16/07)

       (2)      a.   Shareholder Services Agreement (filed 12/15/00)
                b.   Amended & Restated Shareholder Services Agreement dtd 6/14/04  (filed 2/28/05)
                c.   Amended & Restated Shareholder Services Agreement dtd 6/14/04  (filed 2/28/05)
                d.   Amended & Restated Shareholder Services Agreement dtd 9/13/04  (filed 2/28/05)
                e.   Amended & Restated Shareholder Services Agreement dtd 12/13/04 (filed 2/28/05)
                f.   Amended & Restated Shareholder Services Agreement dtd 9/30/05  (filed 12/29/05)
                g.   Amended & Restated Shareholder Services Agreement dtd 1/1/06   (filed 10/20/06)

       (3)      a.   Investment Service Agreement (filed 9/12/97)
                b.   1st Amendment to the Investment Service Agreement (filed 9/22/00)
                c.   Investment Service Agreement (filed 12/30/02)

       (4)      a.   Accounting Services Agreement (filed 9/22/00)
                b.   Amended & Restated Accounting Services Agreement dtd 1/12/07 (filed 1/16/07)

       (5)      a.   Administrative Services Agreement (filed 9/22/00)
                b.   Amended Administrative Services Agreement (filed 12/30/02)
                c.   Amended Administrative Services Agreement dtd 6/14/04 (filed 9/27/04)

       (6)      a.   Service Agreement (filed 9/22/00)
                b.   Amended & Restated Service Agreement dtd 6/14/04  (filed 2/28/05)
                c.   Amended & Restated Service Agreement dtd 9/30/05 (filed 11/22/05)

       (7)      a.   Service Sub-Agreement (filed 9/22/00)
                b.   Amended & Restated Service Sub-Agreement dtd 1/13/04  (filed 2/28/05)
                c.   Amended & Restated Service Sub-Agreement dtd 6/14/04  (filed 2/28/05)
                d.   Amended & Restated Service Sub-Agreement dtd 6/14/04  (filed 2/28/05)
                e.   Amended & Restated Service Sub-Agreement dtd 9/13/04  (filed 2/28/05)
                f.   Amended & Restated Service Sub-Agreement dtd 12/13/04 (filed 2/28/05)
                g.   Amended & Restated Service Sub-Agreement dtd 9/30/05  (filed 11/22/05)

       (8)           Plan of Acquisition European Fund (filed 12/30/02)
       (9)           Plan of Acquisition Pacific Basin Fund (filed 12/30/02)
      (10)           Plan of Acquisition Technology Fund (filed 12/30/02)
      (11)           Plan of Acquisition Balanced Fund (filed 9/11/03)
      (12)           Plan of Acquisition International SmallCap Fund (filed 9/11/03)
      (13)           Plan of Acquisition Partners MidCap Blend (filed 9/11/03)
      (14)           Plan of Acquisition High Quality Long-Term Bond (filed 9/8/05)
      (15)           Form of Agreement and Plan of Reorganization PIF and WM Trust I (filed 9/20/06)
      (16)           Form of Agreement and Plan of Reorganization PIF and WM Trust II (filed 9/20/06)
      (17)           Form of Agreement and Plan of Reorganization PIF and WM SAM (filed 9/20/06)
      (18)           Plan of Reorganization Equity Income I and Equity Income (filed 9/28/06)
      (19)           Plan of Reorganization Tax-Exempt Bond I and Tax-Exempt Bond (file 9/28/06)
      (20)           Plan of Reorganization Partners LargeCap Growth II and Partners LargeCap Growth (filed 10/06/06)

 (i)                 Legal Opinion (filed 4/12/96)

 (j)                 Consents of Auditors *

 (k)                 Financial Statements included in this Registration Statement:
       (1)           Part A:
                          Financial Highlights for the period ended October 31, 2001 and each of the five years in the period ended
                          October 31, 2006. *

       (2)           Part B: None

 (l)   (1)           Initial Capital Agreement-ISP & MBS (filed 4/12/96)

       (2)           Initial Capital Agreement-IEP (filed 9/22/00)

       (3)           Initial Capital Agreement-ICP (filed 9/22/00)

       (4-38)        Initial Capital Agreement (filed 9/22/00)

       (39)          Initial Capital Agreement dtd 12/30/02 (filed 12/30/02)

       (40-41)       Initial Capital Agreement dtd 12/29/03 & 12/30/03 (filed 2/26/04)

       (42)          Initial Capital Agreement dtd 6/1/04 (filed 7/27/04)

       (43)          Initial Capital Agreement dtd 11/1/04 (filed 12/13/04)

       (44)          Initial Capital Agreement dtd 12/29/04  (filed 2/28/05)

       (45)          Initial Capital Agreement dtd 3/1/05 (filed 5/16/05)

       (46)          Initial Capital Agreement dtd 6/28/05 (filed 11/22/05)

       (47)          Initial Capital Agreement dtd 3/15/06 (filed 10/20/06)

       (48)          Initial Capital Agreement dtd 1/12/07  **

 (m)                 Rule 12b-1 Plan
       (1)           Advisors Preferred Plan (filed 9/22/2000)
                a.   Amended & Restated dtd 9/9/02 (filed 12/30/02)
                b.   Amended & Restated dtd 3/11/04 (filed 3/14/04)
                c.   Amended & Restated dtd 6/14/04 (filed 9/27/04)
                d.   Amended & Restated dtd 9/13/04 (filed 9/27/04)
                e.   Amended & Restated dtd 12/13/04 (filed 2/28/05)
                f.   Amended & Restated dtd 9/30/05  (filed 11/22/05
                g.   Amended & Restated dtd 9/11/06  (Incorporated by reference from exhibit #10(1)g to registration statement No. 333-137477 filed on Form N-14 on 10/6/06)
                h.   Amended & Restated dtd 1/12/07 (filed 1/16/07)

       (2)           Advisors Select Plan (filed 9/22/2000)
                a.   Amended & Restated dtd 9/9/02 (filed 12/30/02)
                b.   Amended & Restated dtd 3/11/04 (filed 3/14/04)
                c.   Amended & Restated dtd 6/14/04 (filed 9/27/04)
                d.   Amended & Restated dtd 9/13/04 (filed 9/27/04)
                e.   Amended & Restated dtd 12/13/04  (filed 2/28/05)
                f.   Amended & Restated dtd 9/30/05  (filed 11/22/05)
                g.   Amended & Restated dtd 9/11/06  (Incorporated by reference from exhibit #10(2)g to registration statement No. 333-137477 filed on Form N-14 on 10/6/06)
                h.   Amended & Restated dtd 1/12/07 (filed 1/16/07)

       (3)           Select Plan (filed 12/30/02)
                a.   Amended & Restated dtd 9/9/02 (filed 12/30/02)
                b.   Amended & Restated dtd 3/11/04 (filed 3/14/04)
                c.   Amended & Restated dtd 6/14/04 (filed 9/27/04)
                d.   Amended & Restated dtd 9/13/04 (filed 9/27/04)
                e.   Amended & Restated dtd 12/13/04  (filed 2/28/05)
                f.   Amended & Restated dtd 9/30/05  (filed 11/22/05)
                g.   Amended & Restated dtd 9/11/06  (Incorporated by reference from exhibit #10(3)g to registration statement No. 333-137477 filed on Form N-14 on 10/6/06)
                h.   Amended & Restated dtd 1/12/07 (filed 1/16/07)

       (4)           Class J Plan (filed 12/30/02)
                a.   Amended & Restated dtd 9/9/02 (filed 12/30/02)
                b.   Amended & Restated dtd 9/13/04 (filed 9/27/04)
                c.   Amended & Restated dtd 12/13/04  (filed 2/28/05)
                d.   Amended & Restated dtd 9/30/05 (filed 11/22/05)
                e.   Amended & Restated dtd 9/11/06  (Incorporated by reference from exhibit #10(4)e to registration statement No. 333-137477 filed on Form N-14 on 10/6/06)
                f.   Amended & Restated dtd 1/12/07 (filed 1/16/07)

       (5)           Advisors Signature Plan (filed 12/13/04)
                a.   Amended & Restated dtd 9/13/04 (filed 9/27/04)
                b.   Amended & Restated dtd 12/13/04  (filed 2/28/05)
                c.   Amended & Restated dtd 9/30/05  (filed 11/22/05)
                d.   Amended & Restated dtd 9/11/06  (Incorporated by reference from exhibit #10(5)d to registration statement No. 333-137477 filed on Form N-14 on 10/6/06)
                e.   Amended & Restated dtd 1/12/07 (filed 1/16/07)

       (6)           Class A Plan  (filed 2/28/05)
                a.   Amended & Restated dtd 9/30/05  (filed 11/22/05)
                b.   Amended & Restated dtd 12/1/05  (Incorporated by reference from exhibit #10(6)b to registration statement No. 333-137477 filed on Form N-14 on 9/20/06)
                c.   Amended & Restated dtd 1/12/07 (filed 1/16/07)

       (7)           Class B Plan  (filed 2/28/05)
                a.   Amended & Restated dtd 9/30/05  (filed 11/22/05)
                b.   Amended & Restated dtd 12/1/05  (Incorporated by reference from exhibit #10(7)b to registration statement No. 333-137477 filed on Form N-14 on 9/20/06)
                c.   Amended & Restated dtd 1/12/07 (filed 1/16/07)

       (8)           Class C Plan
                a.   dated 9/11/06 (Incorporated by reference from exhibit #10(8)a to registration statement No. 333-137477 filed on Form N-14 on 10/6/06)
                b.   dtd 1/12/07 (filed 1/16/07)


 (n)            1.   Rule 18f-3 Plan  (filed 2/28/05) dtd 8/25/06 *

 (p)                 Code of Ethics
       (1)           BT Funds Management (filed 9/22/00)

       (2)           Invista Capital Management (filed 9/22/00)

       (3)           Principal Capital Income Investors (filed 9/22/00)

       (4)           Principal Real Estate Investors  (filed 2/28/05)

       (5)           Turner Investment Partners  (filed 2/28/05)

       (6)           Morgan Stanley Investment Management  (filed 2/28/05) (filed 10/20/06) *

       (7)           Neuberger Berman Management (filed 10/20/06) *

       (8)           Bernstein Investment Research (filed 9/22/00)

       (9)           American Century Investment Management  (filed 10/20/06) *

       (10)          Federated Investment Management (filed 9/11/03)

       (11)          Ark Asset Management  (filed 2/28/05)

       (12)          Spectrum Code of Ethics  (filed 12/29/05)

       (13)          Putnam Code of Ethics  (filed 12/15/03)

       (14)          UBS Code of Ethics  (filed 2/28/05)

       (15)          Mellon (fka Dreyfus) Code of Ethics (filed 9/8/05) *

       (16)          JP Morgan Code of Ethics  (filed 2/28/05)

       (17)          Goldman Sachs Code of Ethics  (filed 9/8/05)

       (18)          Wellington Code of Ethics  (filed 10/20/06)

       (19)          Fidelity Code of Ethics (filed 10/20/06)

       (20)          Alliance Capital Management LP Code of Ethics  (filed 2/28/05)

       (21)          Sr. & Executive Officers Code of Ethics (Sarbanes) (filed 9/11/03)

       (22)          Principal Global Investors Code of Ethics  (filed 2/28/05)

       (23)          Principal Management Corporation Code of Ethics  (filed 10/20/06)

       (24)          T. Rowe Price Code of Ethics  (filed 9/8/05)

       (25)          Grantham, Mayo, Van Otterloo Code of Ethics (filed 09/08/05)

       (26)          Mazama Capital Management Code of Ethics (filed 3/16/04)

       (27)          Dimensional Fund Advisors Code of Ethics  (filed 12/29/05)

       (28)          Emerald Advisers Inc. Code of Ethics  (filed 2/28/05)

       (29)          Los Angeles Capital Management and Equity Research, Inc. Code of Ethics (filed 10/20/06)

       (30)          Post Advisory Group Code of Ethics (filed 9/8/05)

       (31)          Columbus Circle Investors  (filed 10/20/06)

       (32)          Barrow Hanley Code of Ethics (filed 9/8/05)

       (33)          Nuveen Code of Ethics (filed 12/29/05)

       (34)          Bank of New York Code of Ethics (filed 10/20/06)

       (35)          Essex Code of Ethics (filed 1/16/07)

       (36)          Jacobs Levy Code of Ethics (filed 10/20/06)

       (37)          WM Advisors Code of Ethics (filed 10/20/06)

       (38)          Principal Global Investors/Principal Real Estate Investors Code of Ethics *

       (39)          Principal Fund Entities Code of Ethics *



 *    Filed herein.
 **   To be filed by amendment.
 *** Incorporated herein by reference.

Item 24.  Persons Controlled by or Under Common Control with Registrant

     Principal Financial Services, Inc. (an Iowa corporation) an intermediate holding company organized pursuant to Section 512A.14 of the Iowa Code.

          Subsidiaries  wholly-owned,   unless  otherwise  noted,  by  Principal
          Financial Services, Inc.

          a. Princor Financial Services Corporation (an Iowa Corporation) a registered broker-dealer.

          b.   PFG DO Brasil LTDA (Brazil) a Brazilian  holding company.  (owned
               46%)

          c. Principal International, Inc. (an Iowa Corporation) a company engaged in international business development.

          d. JF Molloy & Associates, Inc. (an Indiana Corporation) A third party administrator for group medical coverage.

          e. Molloy Medical Management Company, Inc. (an Indiana Corporation) a company that provides medical claims-related services to JF Molloy & Associates, Inc.

          f. Principal Wellness Company (an Indiana Corporation) a company that provides health and wellness-related services.

          g. Principal Health Insurance Company (Iowa) a stock life insurance company engaged in the business of health insurance.

          h. Principal Global Investors Holding Company, Inc. (Delaware) a holding company.

          j. Principal Financial Group (Mauritius) Ltd. a Mauritius holding company.

          k. Principal Life Insurance Company (an Iowa corporation) a stock life insurance company engaged in the business of insurance and retirement services.

          l. Principal Financial Services (Australia), Inc. an Iowa holding company.

          m. Principal Investors Corporation (New Jersey) a general business corporation that holds investments.

          n. Principal International Holding Company, LLC a Delaware limited liability company that serves as a downstream holding company for Principal Financial Services, Inc.

          o.   Principal   Management   Corporation  (an  Iowa   Corporation)  a
               registered investment advisor.

          p. Principal Global Services Private Limited (India) a company formed as an in-sourcing company for the Principal Financial Group.

          q.   CCB Principal Asset Management  Company,  Ltd. (China) (25% owned
               JV) a company engaged in fund management with a complete line of products.

          r.   Principal International de Chile, S.A. (Chile) a holding company.

          Subsidiaries wholly-owned by Principal Management Corporation:

          a.   Principal  Financial  Advisors,   Inc.  a  registered  investment
               advisor offering asset allocation services for pension plans.

          b.   Principal  Shareholder  Services,   Inc.  (f/k/a  WM  Shareholder
               Services, Inc.) a transfer agent company.

          c.   Edge  Asset  Management,   Inc.  (f/k/a  WM  Advisors,  Inc.)  an
               SEC-registered investment advisor.

          d. Principal Funds Distributor, Inc. (f/k/a WM Funds Distributor, Inc.) a retail mutual funds distributor.

          Subsidiary wholly-owned by PFG DO Brasil LTDA

          a. Brasilprev Seguros E Previdencia S.A. (Brazil) a pension fund company.

          Subsidiaries wholly-owned by Principal International, Inc.:

          a. Principal International (Asia) Limited (Hong Kong) a corporation operating as a regional headquarters for Asia.

          b.   Principal Trust Company(Asia) Limited (Hong Kong) a trust company

          c. Principal Mexico Compania de Seguros, S.A. de C.V. (Mexico) a life insurance company.

          d.   Principal Pensiones, S.A. de C.V. (Mexico) a pension company.

          e.   Principal Afore, S.A. de C.V. (Mexico), a pension company.

          f.   Principal  Mexico  Servicios,  S.A.  de C.V.  (Mexico)  a company
               established   to  be  the   employer  of  Mexico   administration
               employees.

          g. Distribuidora Principal Mexico, S.A. de C.V. (Mexico) a company established to be the employer of Mexico sales employees.

          h. Principal Fondos De Inversion S.A. De C.V. (Mexico) a mutual fund company.

          i.   Principal   Consulting   (India)   Private   Limited   (an  India
               corporation) an India consulting company.

          j. Principal International Mexico Holding, S.A. De C.V. (Mexico) a holding company.

          Subsidiaries   wholly-owned  by  Principal  Global  Investors  Holding
          Company, Inc.

          a. Principal Global Investors (Ireland) Limited an Ireland company that engages in funds management.

          b. Principal Global Investors (Europe) Limited a United Kingdom company that engages in European representation and distribution of the Principal Investments Funds.

          c. Principal Global Investors (Singapore) Limited (a Singapore corporation) a company engaging in funds management.

          d. Principal Global Investors (Japan) Limited a company engaged in investments and related services.

          Subsidiaries  wholly-owned,   unless  otherwise  noted,  by  Principal
          Financial Group (Mauritius) Ltd.

          a. Principal PNB Asset Management Company Private Limited (India) an India asset management company.

          b. Principal Trustee Company Private Limited (India) a trustee for mutual funds.

          c. PNB Principal Financial Planners Private Limited (India) a financial products distribution company. Products to be distributed and sold will include mutual funds, bonds, retail debt offerings and portfolio management services. (owned 65%)

          d. PNB Principal Insurance Advisory Company Private Limited (26% owned JV) (India) an insurance brokerage company.

          e. Principal PNB Life Insurance Company Limited (26% owned JV) (India) an entity organized to enter the Group Pension, Superannuation and asset accumulation business in India, currently inactive.

          Subsidiaries  organized and  wholly-owned  by Principal Life Insurance
          Company:

          a.   Principal Real Estate Fund Investors, LLC

          b.   Principal  Global  Investors,  LLC  (a  Delaware  Corporation)  a
               limited liability company that provides private mortgage, real estate & fixed-income securities services to institutional clients.

          c. Principal Development Investors, LLC (a Delaware Corporation) a limited liability company engaged in acquiring and improving real property through development and redevelopment.

          d. Principal Holding Company (an Iowa Corporation) a downstream holding company for Principal Life Insurance Company.

          e. HealthRisk Resource Group, LLC (an Iowa Corporation) A limited liability company that provides managed care expertise and administrative services to provider organizations involved in risk-assuming contracts for health care services.

          f. Principal Real Estate Holding Company, LLC a real estate holding company.

          Principal Life Insurance Company sponsored the organization of the following mutual funds, some of which it controls by virtue of owning voting securities

             Principal Investors Fund, Inc.(a Maryland Corporation),
             0.12% of shares  outstanding of the Bond & Mortgage  Securitites
             Fund,
             0.00% of shares outstanding of the California Insured Intermediate Municipal Fund,
             0.00% of shares outstanding of the California Municipal Fund, 0.00% of shares outstanding of the Disciplined LargeCap Blend Fund,
             2.36% of shares outstanding of the Diversified International
             Fund,
             0.00% of shares outstanding of the Equity Income Fund I,
             0.01% of shares outstanding of the Government & High Quality
             Bond Fund,
             0.00%   of   shares    outstanding    of   the   High    Quality
             Intermediate-Term Bond Fund,
             0.00% of shares outstanding of the High Yield Fund, 0.00% of shares outstanding of the High Yield Fund II, 0.00% of shares outstanding of the Income Fund, 0.00% of shares outstanding of the Inflation Protection Fund, 0.00% of shares outstanding of the International Emerging Markets Fund,
             0.00% of shares outstanding of the International Growth Fund, 1.80% of shares outstanding of the LargeCap Growth Fund, 0.00% of shares outstanding of the LargeCap S&P 500 Index Fund, 10.83% of shares outstanding of the LargeCap Value Fund, 0.00% of shares outstanding of the MidCap Blend Fund, 0.09% of shares outstanding of the MidCap Growth Fund, 0.00% of shares outstanding of the MidCap S&P 400 Index Fund, 0.00% of shares outstanding of the MidCap Stock Fund, 0.01% of shares outstanding of the MidCap Value Fund, 1.14% of shares outstanding of the Money Market Fund, 0.00% of shares outstanding of the Mortgage Securities Fund, 23.84% of shares outstanding of the Partners Global Equity Fund, 0.00% of shares outstanding of the Partners International Fund, 0.00% of shares outstanding of the Partners LargeCap Blend Fund, 0.00% of shares outstanding of the Partners LargeCap Blend
             Fund I,
             0.00% of shares outstanding of the Partners LargeCap Growth Fund
             I,
             0.01% of shares outstanding of the Partners LargeCap Growth Fund
             II,
             0.00% of shares outstanding of the Partners LargeCap Value Fund, 0.00% of shares outstanding of the Partners LargeCap Value
             Fund I,
             0.00% of shares outstanding of the Partners LargeCap Value
             Fund II,
             0.00% of shares outstanding of the Partners MidCap Growth Fund, 0.00% of shares outstanding of the Partners MidCap Growth Fund I, 0.00% of shares outstanding of the Partners MidCap Growth
             Fund II,
             0.00% of shares outstanding of the Partners MidCap Value Fund, 0.00% of shares outstanding of the Partners MidCap Value Fund
             I,
             0.00% of shares outstanding of the Partners SmallCap Blend Fund, 0.00% of shares outstanding of the Partners SmallCap Growth Fund I,
             0.00% of shares outstanding of the Partners SmallCap Growth Fund
             II,
             0.00% of shares outstanding of the Partners SmallCap Growth Fund
             III,
             0.00% of shares outstanding of the Partners SmallCap Value Fund, 0.00% of shares outstanding of the Partners SmallCap Value Fund
             I,
             0.00% of shares outstanding of the Partners SmallCap Value Fund
             II,
             0.01% of shares outstanding of the Preferred Securities Fund, 0.00% of shares outstanding of the Principal LifeTime 2010 Fund, 0.00% of shares outstanding of the Principal LifeTime 2020 Fund, 0.00% of shares outstanding of the Principal LifeTime 2030 Fund, 0.00% of shares outstanding of the Principal LifeTime 2040 Fund, 0.00% of shares outstanding of the Principal LifeTime 2050 Fund, 0.00% of shares outstanding of the Principal LifeTime Strategic Income Fund,
             0.00% of shares outstanding of the Real Estate Securities Fund, 0.00% of shares outstanding of the SAM Balanced Fund, 0.01% of shares outstanding of the SAM Conservative Balanced Fund, 0.00% of shares outstanding of the SAM Conservative Growth Fund, 0.01% of shares outstanding of the SAM Flexible Income Fund, 0.00% of shares outstanding of the SAM Strategic Growth Fund, 1.46% of shares outstanding of the Short-Term Bond Fund, 0.00% of shares outstanding of the Short-Term Income Fund, 11.08% of shares outstanding of the SmallCap Blend Fund, 0.01% of shares outstanding of the SmallCap Growth Fund, 0.00% of shares outstanding of the SmallCap S&P 600 Index Fund, 0.00% of shares outstanding of the SmallCap Value Fund, 0.00% of shares outstanding of the Tax-Exempt Bond Fund I, 0.02% of shares outstanding of the Ultra Short Bond Fund, 0.00% of shares outstanding of the West Coast Equity Fund, were owned by Principal Life Insurance Company (including subsidiaries and affiliates) on March 15, 2007.

             Principal Variable Contracts Fund, Inc. (a Maryland Corporation) 100.00% of shares outstanding of the Asset Allocation Account, 100.00% of shares outstanding of the Balanced Account,
             100.00% of shares outstanding of the Bond Account,
             100.00% of shares outstanding of the Capital Value,
             86.67% of shares outstanding of the Diversified International Account,
             100.00% of shares outstanding of the Equity Growth Account,
             71.21% of shares outstanding of the Equity Income Account I, 100.00% of shares outstanding of the Equity Value Account,
             100.00% of shares outstanding of the Government & High Quality Bond Account,
             92.32% of shares outstanding of the Growth Account,
             75.61% of shares outstanding of the Income Account,
             100.00% of shares outstanding of the International Emerging Markets Account,
             100.00% of shares outstanding of the International SmallCap
             Account,
             89.82% of shares outstanding of the LargeCap Blend Account,
             100.00% of shares outstanding of the LargeCap  Growth Equity
             Account,
             100.00% of shares outstanding of the LargeCap Stock Index Account, 100.00% of shares outstanding of the LargeCap Value Account, 100.00% of shares outstanding of the MidCap Account,
             100.00% of shares outstanding of the MidCap Growth Account,
             72.26% of shares outstanding of the MidCap Stock Account,
             100.00% of shares outstanding of the MidCap Value Account,
             92.54% of shares outstanding of the Money  Market Account,
             88.26% of shares outstanding of the Mortgage Securities Account, 100.00% of shares outstanding of the Principal LifeTime 2010 Account,
             100.00% of shares outstanding of the Principal LifeTime 2020
             Account,
             100.00% of shares outstanding of the Principal LifeTime 2030
             Account,
             100.00% of shares outstanding of the Principal LifeTime 2040
             Account,
             100.00% of shares outstanding of the Principal LifeTime 2050
             Account,
             100.00% of shares outstanding of the Principal LifeTime Strategic Income Account,
             98.36% of shares outstanding of the Real Estate Securities Account, 0.00% of shares outstanding of the Strategic Asset Management Balanced Portfolio,
             0.07% of shares outstanding of the Strategic Asset Management Conservative Balanced Portfolio,
             0.05% of shares outstanding of the Strategic Asset Management Conservative Growth Portfolio,
             0.07% of shares outstanding of the Strategic Asset Management Flexible Income Portfolio,
             0.00% of shares outstanding of the Strategic Asset Management Strategic Growth Portfolio,
             100.00% of shares outstanding of the Short-Term Bond Account, 74.04% of shares outstanding of the Short-Term Income Account, 100.00% of shares outstanding of the SmallCap Account, 88.29% of shares outstanding of the SmallCap Growth Account, 99.75% of shares outstanding of the SmallCap Value Account, and 54.46% of shares outstanding of the West Coast Equity Account were owned by Principal Life Insurance Company and its Separate Accounts on March 22, 2007.

          Subsidiary  wholly-owned by Principal Financial Services  (Australia),
          Inc.:

          a.   Principal  Global  Investors   (Australia)  Service  Company  Pty
               Limited a company established to be the employer of Australian employees.

          b. Principal Capital Global Investors Limited (Australia) An SEC registered investment advisor which manages international funds (non-Australian) residents).

          c. Principal Financial Group (Australia) Pty Ltd. an Australian holding company.

          Subsidiary wholly-owned by Principal International de Chile, S.A.:

          a. Principal Compania de Seguros de Vida Chile S.A. (Chile) life insurance company.

          b.   Principal Asset Management S.A. (Chile) an investment advisor.

          c. Principal Servicios Corporativos Chile LTDA. (Chile) an entity that provides corporate services for the companies of Principal Chile.

          Subsidiary wholly-owned by Principal International (Asia) Limited (Hong Kong):

          a. Principal Global Investors (Asia) Limited a Hong Kong company that provides sales, marketing and client services support for Principal Capital management funds and institutional investors.

          b. Principal Nominee Company (Hong Kong) Limited a Hong Kong company that provides nominee services and administration to Hong Kong clients.

          c. Principal Asset Management Company (Asia) Limited (Hong Kong) a licensed corporation.

          d. Principal Insurance Company (Hong Kong) Limited a company that sells insurance and pension products.

          Subsidiary wholly-owned by Principal Afore, S.A. de C.V. (Mexico):

          a. Principal Siefore, S.A. de C.V. (Mexico) an investment fund company.

          Subsidiaries wholly-owned by Principal International Mexico Holding, S.A. De C.V.:

          a. Principal Mexico Holdings, S.A. De C.V. (Mexico) a holding company.

          Subsidiaries wholly-owned by Principal Global Investors, LLC:

          a. Principal Global Columbus Circle, LLC (a Delaware Corporation) a limited liability company serving as a holding company.

          b. Post Advisory Group, LLC (Delaware) a limited liability company whose role is an asset management firm that specializes in high yield fixed-income investments.

          c. Principal Enterprise Capital, LLC (a Delaware Corporation) a limited liability company involved in the management of investments in real estate operating companies on behalf of institutional investors.

          d.   Principal Commercial  Acceptance,  LLC (a Delaware Corporation) a
               limited   liability   company   involved  in  the  management  of
               commercial real estate mortgage loans.

          e. Principal Real Estate Investors, LLC (a Delaware Corporation) a limited liability company involved as a registered investment advisor focusing on the management of commercial real estate investments on behalf of institutional investors.

          f. Principal Commercial Funding, LLC (a Delaware Corporation) a limited liability company engaged in the business of issuing commercial mortgage-backed securities.

          h.   Principal  Global Investors Trust (Delaware) a business trust and
               private   investment  company  offering   non-registered   units,
               initially, to tax-exempt entities.

          i. Spectrum Asset Management, Inc. (Connecticut) A corporation specializing in all aspects of the preferred market including portfolio management, risk management and trading.

          j. CCIP, LLC (70% owned) the general partner of Columbus Circle Investors, a registered investment advisor.

          Subsidiaries wholly-owned by Principal Holding Company:

          a. Principal Generation Plant, LLC a Delaware limited liability company that sells excess power.

          b. Principal Bank (a Federal Corporation) a Federally chartered direct delivery savings bank.

          c.   Petula Associates,  Ltd. (an Iowa Corporation) a corporation that
               engages  in  real  estate   joint   venture   transactions   with
               developers.

          d.   Equity  FC,  Ltd.   (an  Iowa   Corporation)   general   business
               corporation which engages in commercial investment transactions.

          e. Preferred Product Network, Inc. (a Delaware corporation) an insurance broker which markets selected products manufactured outside the Principal Financial Group.

          f. Principal Health Care, Inc. (an Iowa Corporation) a managed care company.

          g. Principal Dental Services, Inc. (an Arizona Corporation) a managed dental care services organization. HMO and dental group practice.

          h. Delaware Charter Guarantee & Trust Company, d/b/a Trustar Retirement Services (a Delaware Corporation) a corporation that acts as a trustee through which individuals may direct the investments of their IRA, HR-10 and 401(k) plan accounts, and also provides such prototype plans and record keeping services.

          i. Professional Pensions, Inc. (a Connecticut Corporation) a corporation engaged in sales, marketing and administration of group insurance plans and third-party administrator for defined contribution plans.

          Subsidiary wholly-owned by Principal Global Investors (Australia) Service Company Pty Ltd.:

          a.   Principal   Global  Investors   (Australia)   Limited  a  company
               established to hold the appropriate financial services license for the Australian investment management business.

          b. Principal Real Estate Investors (Australia) Limited a company originally established to hold the responsible entity license regarding property and trust business. The company is currently inactive.

          Subsidiaries wholly-owned by Principal Global Investors (Australia) Service Company Pty Ltd.:

          a.   Principal   Global  Investors   (Australia)   Limited  a  company
               established to hold the responsible entity license regarding non-property business.

          b. Principal Real Estate Investors (Australia) Limited a company established to hold the responsible entity license regarding property business.

          Subsidiary  wholly-owned  by Principal  Financial  Group Australia Pty
          Ltd.

          a. Principal Investments (Australia) Limited a Delaware holding company.

          Subsidiaries owned by Principal Compania de Seguros de Vida Chile S.A. (Chile):

          a.   Principal   Administradora  General  De  Fondos  S.A.  (Chile)  a
               corporation organized for the administration of various funds.

          b. Principal Creditos Hipotecarios, S.A. (Chile) a residential mortgage company.

          Subsidiary wholly-owned by Principal Asset Management Company (Asia) Limited (Hong Kong):

          a. Principal Fund Management (Hong Kong) Limited a fund management company.

          Subsidiaries wholly-owned by CCIP, LLC:

          a.   Columbus Circle Investors, an SEC-registered investment advisor.

          b. Principal Reinsurance Company of Vermont a reinsurance company domiciled in Vermont.

          Subsidiary wholly-owned by Petula Associates, Ltd.

          a. Principal Real Estate Portfolio, Inc. (Delaware) entity that holds real estate.

          b. Petula Prolix Development Company (Iowa) a general business corporation involved in joint real estate ventures.

          Subsidiaries wholly-owned by Dental-Net, Inc.

          a. Employers Dental Services, Inc. (an Arizona corporation) a prepaid dental plan organization.

          Subsidiaries wholly-owned by Professional Pensions, Inc.:

          a. Benefit Fiduciary Corporation (a Rhode Island corporation) serves as a corporate trustee for retirement trusts.

          b. Boston Insurance Trust, Inc. (a Rhode Island corporation) a corporation which serves as a corporate trustee for retirement trusts.

          Subsidiary wholly-owned by Principal Investments (Australia) Limited:

          a.   Principal   Australia   (Holdings)  Pty  Limited   (Australia)  a
               commercial and investment banking and asset management company.

          Subsidiary   wholly-owned   (unless   otherwise  noted)  by  Principa
          Australia (Holdings) Pty Limited

          a.   CIMB - Principal Asset  Management  Berhad  (Malaysia) (40% owned
               JV) an entity engaged in establishment and management of unit trust funds.

Item 25.       Indemnification

     Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

        (i) The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and

               1.    Was committed in bad faith; or

               2.    Was the result of active and deliberate dishonesty; or

       (ii)    The  corporate   representative  actually  received  an  improper
               personal benefit in money, property, or services; or

      (iii)    In  the  case  of  any   criminal   proceeding,   the   corporate
               representative had reasonable cause to believe that the act or omission was unlawful.

     If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.

     The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.

Item 26.  Business or Other Connection of Investment Adviser

     A complete list of the officers and directors of the investment adviser, Principal Management Corporation, are set out below. This list includes some of the same people (designated by an *), who are serving as officers and directors of the Registrant. For these people the information as set out in the Statement of Additional Information (See Part B) under the caption "Directors and Officers of the Fund" is incorporated by reference.

 *John E. Aschenbrenner        Principal         See Part B
   Director                     Financial Group

   Patricia A. Barry            Same              Counsel
   Assistant Corporate                            Principal Life Insurance
   Secretary                                      Company

  *Craig L. Bassett             Same              See Part B
   Treasurer

  *Michael J. Beer              Same              See Part B
   Executive Vice President

  *David J. Brown               Same              See Part B
   Senior Vice President

  *Jill R. Brown                Same              See Part B
   Vice President and
   Chief Financial Officer

  *Ralph C. Eucher              Same              See Part B
   President, Chief
   Executive Officer
   and Director

   Michael P. Finnegan          Same              Second Vice President -
   Senior Vice President -                        Investment Services
   Investment Services                            Principal Life Insurance
                                                  Company

  *Steve Gallaher               Same              See Part B
   2nd Vice President and
   Counsel

  *Ernest H. Gillum             Same              See Part B
   Vice President and Chief
   Compliance Officer

   Robyn Hinders                Same              Director - Mutual Fund
   Director - Mutual Fund                         Operations
   Operations                                     Princor Financial Services
                                                  Corporation

   Joyce N. Hoffman             Same              Senior Vice President and
   Sr. Vice President and                         Corporate Secretary
   Corporate Secretary                            Principal Life Insurance
                                                  Company

  *Patrick A. Kirchner          Same              See Part B
   Counsel


   Douglas A. Loeffler          Same              Director - Portfolio
   Director - Portfolio                           Management
   Management                                     Principal Life Insurance
                                                  Company

   Deanna L. Mankle             Same              Assistant Treasurer
   Assistant Treasurer                            Principal Life Insurance
                                                  Company

  *Sarah J. Pitts               Same              See Part B
   Counsel


  *Layne A. Rasmussen           Same              See Part B
   Vice President and
   Controller - Mutual Funds

   David Reichart               Same              Senior Vice President
   Senior Vice President                          Princor Financial Services
                                                  Corporation

  *Michael D. Roughton          Same              See Part B
   Vice President and
   Counsel

   Mark A. Stark                Same              Assistant Director -
   Assistant Director -                           Pension Investment Services
   Pension Investment Services                    Principal Life Insurance
                                                  Company

   Timothy Stumpff              Same              Vice President -
   Vice President -                               Capital Markets
   Capital Markets                                Principal Life Insurance
                                                  Company

   Randy L. Welch               Same              Vice President -
   Vice President -                               Investment Services
   Investment Services                            Principal Life Insurance
                                                  Company

  *Dan L. Westholm              Same              See Part B
   Director - Treasury

  *Larry D. Zimpleman           Same              See Part B
   Chairman of the Board &
   Director

Principal Management Corporation serves as investment adviser and dividend disbursing and transfer agent for, Principal Investors Fund, Inc. and Principal Variable Contracts Fund, Inc. - funds sponsored by Principal Life Insurance Company.

Item 27.       Principal Underwriters

(a) Princor Financial Services Corporation, principal underwriter for Registrant, acts as principal underwriter for, Principal Investors Fund, Inc. and Principal Variable Contracts Fund, Inc. and for variable annuity contracts participating in Principal Life Insurance Company Separate Account B, a registered unit investment trust, and for variable life insurance contracts issued by Principal Life Insurance Company Variable Life Separate Account, a registered unit investment trust.

 (b)      (1)                         (2)
                                       Positions
                                       and offices
  Name and principal                   with principal
  business address                     underwriter

     Lindsay L. Amadeo                Director - Marketing
     The Principal                    Communications
     Financial Group
     Des Moines, IA 50392

     John E. Aschenbrenner            Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Patricia A. Barry                Assistant Corporate Secretary
     The Principal
     Financial Group
     Des Moines, IA 50392

     Craig L. Bassett                 Treasurer
     The Principal
     Financial Group
     Des Moines, IA 50392

     Michael J. Beer                  Director and President
     The Principal
     Financial Group
     Des Moines, IA  50392

     Lisa Bertholf                  Director - Marketing
     The Principal
     Financial Group
     Des Moines, IA  50392

     David J. Brown                   Senior Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Jill R. Brown                    Senior Vice President and
     The Principal                    Chief Financial Officer
     Financial Group
     Des Moines, IA 50392

     Bret J. Bussanmas                Vice President - Distribution
     The Principal
     Financial Group
     Des Moines, IA  50392

     P. Scott Cawley                  Product Marketing Officer
     The Principal
     Financial Group
     Des Moines, IA  50392

     Ralph C. Eucher                  Director, Chief Executive Officer
     The Principal
     Financial Group
     Des Moines, IA  50392

     Michael P. Finnegan              Senior Vice President -
     The Principal                    Investment Services
     Financial Group
     Des Moines, IA  50392

     Stephen G. Gallaher              Second Vice President and
     The Principal                    Counsel
     Financial Group
     Des Moines, IA  50392

     Ernest H. Gillum                 Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Robyn Hinders                    Director - Mutual Fund Operations
     The Principal
     Financial Group
     Des Moines, IA 50392

     Joyce N. Hoffman                 Sr. Vice President and
     The Principal                    Corporate Secretary
     Financial Group
     Des Moines, IA 50392

     Patrick A. Kirchner              Counsel
     The Principal
     Financial Group
     Des Moines, IA 50392

     Peter R. Kornweiss               Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Julie LeClere                    Director - Marketing and Recruiting
     The Principal
     Financial Group
     Des Moines, IA 50392

     Sarah J. Pitts                   Counsel
     The Principal
     Financial Group
     Des Moines, IA 50392

     Martin R. Richardson             Vice President -
     The Principal                    Broker Dealer Operations
     Financial Group
     Des Moines, IA 50392

     Michael D. Roughton              Senior Vice President and Counsel
     The Principal
     Financial Group
     Des Moines, IA 50392

     Minoo Spellerberg                Vice President and
     The Principal                    Chief Compliance Officer
     Financial Group
     Des Moines, IA  50392

     Mark A. Stark                    Vice President -
     The Principal                    Investor Services
     Financial Group
     Des Moines, IA  50392

     Larry D. Zimpleman               Chairman of the Board and
     The Principal                    Director
     Financial Group
     Des Moines, IA  50392


               (c)    Inapplicable.

Item 28.       Location of Accounts and Records

     All accounts, books or other documents of the Registrant are located at the offices of the Registrant and its Investment Adviser in the Principal Life Insurance Company home office building, The Principal Financial Group, Des Moines, Iowa 50392.

Item 29.       Management Services

               Inapplicable.

Item 30.       Undertakings

               Indemnification

     Reference is made to Item 27 above, which discusses circumstances under which directors and officers of the Registrant shall be indemnified by the Registrant against certain liabilities and expenses incurred by them by reason of being a director or officer of the Registrant.

     Notwithstanding the provisions of Registrant's Articles of Incorporation and Bylaws, the Registrant hereby makes the following undertaking:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant, in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of the Registrant, in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue

               Shareholder Communications

     Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications

               Delivery of Annual Report to Shareholders

     The registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Des Moines and State of Iowa, on the 27th day of March, 2007.


                                       Principal Investors Fund, Inc.
                                                  (Registrant)


                                       By   /s/ R. C. Eucher
                                          ______________________________________
                                           R. C. Eucher
                                           Director, President and
                                           Chief Executive Officer


Attest:


/s/ E. H. Gillum
______________________________________
E/ H. Gillum
Assistant Secretary


     Pursuant to the requirement of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                         Title                          Date



/s/ R. C. Eucher
_____________________________      Director, President and    March 27, 2007
R. C. Eucher                       Chief Executive Officer    __________________
                                   (Principal Executive
                                   Officer)

   (L. D. Zimpleman)*
_____________________________      Director and               March 27, 2007
L. D. Zimpleman                    Chairman of the Board      __________________


/s/ J. R. Brown
_____________________________      Vice President and         March 27, 2007
J. R. Brown                        Chief Financial Officer    __________________
                                   (Principal Accounting
                                   Officer)

   (E. Ballantine)*
_____________________________      Director                   March 27, 2007
E. Ballantine                                                 __________________



   (K. Blake)*
_____________________________      Director                   March 27, 2007
K. Blake                                                      __________________


   (R. W. Gilbert)*
_____________________________      Director                   March 27, 2007
R. W. Gilbert                                                 __________________


   (M. A. Grimmett)*
_____________________________      Director                   March 27, 2007
M. A. Grimmett                                                __________________

   (F. S. Hirsch)*
_____________________________      Director                   March 27, 2007
F. S. Hirsch                                                  __________________

   (W. C. Kimball)*
_____________________________      Director                   March 27, 2007
W. C. Kimball                                                 __________________


   (B. A. Lukavsky)*
_____________________________      Director                   March 27, 2007
B. A. Lukavsky                                                __________________


   (W. G. Papesh)*
_____________________________      Director                   March 27, 2007
W. G. Papsh                                                   __________________


   (D. Pavelich)*
_____________________________      Director                   March 27, 2007
D. Pavelich                                                   __________________


   (R. Yancey)*
_____________________________      Director                   March 27, 2007
R. Yancey                                                     __________________




                                        *By    /s/ R. C. Eucher
                                           _____________________________________
                                           R. C. Eucher
                                           President and Director

                                           Pursuant to Powers of Attorney
                                           Previously Filed or Included